UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TPCO HOLDING CORP.
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

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No securities regulatory authority or stock exchange in Canada, the United States or any other jurisdiction has expressed an opinion about, or passed upon the fairness or merits of, the transactions described in this document, the securities offered pursuant to such transactions or the adequacy of the information contained in this document and it is an offense to claim otherwise.

TPCO HOLDING CORP.

NOTICE OF 2023 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

to be held June 15, 2023

and

PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR

with respect to a proposed

BUSINESS COMBINATION

involving

TPCO HOLDING CORP.,

GOLD FLORA, LLC,

STATELY CAPITAL CORPORATION,

GOLD FLORA CORPORATION and

GOLDEN GRIZZLY BEAR LLC

RECOMMENDATION TO TPCO SHAREHOLDERS:

THE BOARD OF DIRECTORS OF TPCO HOLDING CORP. UNANIMOUSLY RECOMMENDS THAT TPCO SHAREHOLDERS VOTE IN FAVOUR OF THE BUSINESS COMBINATION RESOLUTION, THE DOMESTICATION RESOLUTION, THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND THE AUDITOR APPOINTMENT PROPOSAL

May 12, 2023

These materials are important and require your immediate attention. They require holders (the “TPCO Shareholders”) of common shares of TPCO Holding Corp. (“TPCO”) to make important decisions. If you are in doubt as to how to make such decisions, please contact your financial, legal or other professional advisor.

The accompanying proxy statement and management information circular is dated May 12, 2023 and is first being mailed to TPCO Shareholders on or about May 15, 2023.

TPCO HOLDING CORP.

LETTER TO TPCO SHAREHOLDERS

May 12, 2023

Dear Fellow TPCO Shareholders:

You are invited to attend the 2023 annual general and special meeting (the “Meeting”) of the holders (“TPCO Shareholders”) of common shares (“TPCO Shares”) of TPCO Holding Corp. (“TPCO” or the “Company”). The Meeting will be held at noon (New York City time) on Thursday, June 15, 2023 via live audio webcast online at www.virtualshareholdermeeting.com/GRAMF2023. At the Meeting, you will be asked, among other things, to consider a special resolution to approve the proposed business combination (the “Business Combination”) involving TPCO, Gold Flora, LLC (“Gold Flora”), Stately Capital Corporation (“Stately”), Gold Flora Corporation (“Newco”) and Golden Grizzly Bear LLC (“US Merger Sub”) in accordance with the terms and conditions of a business combination agreement entered into among TPCO, Gold Flora, Stately, Newco and US Merger Sub dated February 21, 2023 (the “Business Combination Agreement”) and an agreement and plan of merger entered into by Newco, US Merger Sub and Gold Flora dated February 21, 2023 (the “Agreement and Plan of Merger”).

As part of the Business Combination: (i) TPCO, Stately and Newco will amalgamate to form a new corporation (the “Resulting Issuer”) and all shares in the capital of TPCO, Newco, and Stately outstanding immediately prior to such amalgamation shall be cancelled in exchange for common shares in the capital of the Resulting Issuer (each, a “Resulting Issuer Share”) pursuant to a court-approved plan of arrangement under Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “BCBCA”) on the terms and subject to the conditions set forth in the Business Combination Agreement and the plan of arrangement appended thereto; and (ii) the Resulting Issuer will acquire all of the issued and outstanding membership units of Gold Flora  (each, a “Gold Flora Membership Unit”) by way of a merger involving US Merger Sub, and Gold Flora, on the terms and conditions set forth in the Agreement and Plan of Merger. As part of the Business Combination, the Resulting Issuer will also continue from British Columbia into the State of Delaware under the name “Gold Flora Corporation” (the “Domestication” and, together with the Business Combination, the “Transaction”).

Pursuant to the Transaction, TPCO Shareholders will receive one Resulting Issuer Share for each TPCO Share held and shareholders of Stately will receive 0.1913 of a Resulting Issuer Share for each common share in the capital of Stately held. Similarly, holders of Gold Flora Membership Units (the “Gold Flora Securityholders”) will receive 1.5233 Resulting Issuer Shares for each Gold Flora Membership Unit held. Immediately following completion of the Transaction, former TPCO Shareholders are anticipated to own approximately 49% of the issued and outstanding Resulting Issuer Shares and former Gold Flora Securityholders (including holders of common shares of Stately) are anticipated to own approximately 51% of the issued and outstanding Resulting Issuer Shares. The Resulting Issuer will own all of the assets and liabilities of TPCO and will be the sole shareholder of Gold Flora.

In addition to voting on the Business Combination and the Domestication, at the Meeting, you will also be voting on (i) the election of  seven persons to the board of directors of the Company (the “TPCO Board”) for the ensuing year, and (ii) the re-appointment of Marcum LLP (“Marcum”) as the Company’s auditor and independent registered public accounting firm and the authorization of the TPCO Board to fix Marcum’s remuneration and terms of engagement. As described below, directors elected at the Meeting will be replaced by the Resulting Issuer’s board of directors (the “Resulting Issuer Board”) if the Business Combination is consummated.

The Transaction is currently anticipated to be completed in the third quarter of 2023.

The Transaction is a compelling opportunity for TPCO Shareholders to participate in the creation of one of the largest platforms by revenue for a public single-state cannabis operator in California. The combined footprint of TPCO and Gold Flora is expected to result in 20 operating retail stores, the largest indoor cultivation footprint in California, large-scale state-wide distribution, multiple delivery hubs, and is expected to be positioned as a top 10 brand portfolio by revenue in California. The vertical integration and combined cost-efficiencies borne from the Business Combination is expected to garner the scale required to lead the California cannabis market.

For additional information with respect to these and other anticipated benefits of the Transaction, see the section in the accompanying proxy statement and management information circular dated May 12, 2023 (the “Circular”) entitled “Proposal 1 – The Business Combination Resolution – Reasons for the Transaction”.

Upon completion of the Transaction, Troy Datcher, the current Chief Executive Officer and Chairman of the TPCO Board, will serve as Chairman of the Resulting Issuer Board, and Laurie Holcomb, the Founder and Chief Executive Officer of Gold Flora, will serve as the Chief Executive Officer of the Resulting Issuer. The Resulting Issuer Board will be comprised of Troy Datcher (Chairman), Laurie Holcomb, Michael W. Lau, Al Foreman, Mark Castaneda, Heather Molloy and Jeffrey Sears.

Your vote is important. Whether or not you plan to attend the Meeting virtually, we encourage you to vote promptly.

The special resolution approving the Business Combination (the “Business Combination Resolution”), the full text of which is set out in Appendix B-1 to the accompanying Circular and the special resolution approving the continuance of the Resulting Issuer from British Columbia to the State of Delaware (the “Domestication Resolution”), the full text of which is set out in Appendix B-2, must be approved by at least 66 2/3% of the votes cast by TPCO Shareholders, present virtually or represented by proxy at the Meeting. Completion of the Transaction is subject to, among other things, the approval of the Business Combination Resolution and the Domestication Resolution by TPCO Shareholders, the approval of the merger transaction by Gold Flora Securityholders, the approval of the Supreme Court of British Columbia, the approval of the listing of the Resulting Issuer Shares on the NEO Exchange, and the receipt of all necessary regulatory approvals. If both the Business Combination Resolution and the Domestication Resolution are not approved at the Meeting, the Transaction will not be completed.

After consulting with TPCO management and with its financial, legal and tax advisors, and after considering, among other things, a recommendation of the special committee of directors formed for the purpose of considering the Transaction and the fairness opinions of each of Hyperion Capital Inc. and INFOR Financial Inc. , that, as of February 21, 2023, and based upon and subject to the various assumptions, limitations and qualifications set forth in their respective opinions, the consideration to be received by TPCO Shareholders pursuant to the Transaction was fair, from a financial point of view, to the TPCO Shareholders, the TPCO Board has unanimously (with interested directors recusing themselves from voting) concluded that the Transaction is fair, from a financial point of view, to the TPCO Shareholders and that the Transaction and entry into the Business Combination Agreement are in the best interests of TPCO, and unanimously recommends that TPCO Shareholders vote in favour of the Business Combination Resolution and the Domestication Resolution. See the sections in the Circular entitled “Proposal 1 – The Business Combination Resolution – Recommendation of the TPCO Special Committee”, “Proposal 1 – The Business Combination Resolution – Recommendation of the TPCO Board”, “Proposal 1 – The Business Combination Resolution – Hyperion Fairness Opinion” and “Proposal 1 – The Business Combination Resolution – INFOR Financial Fairness Opinion” and Appendix D-1 and Appendix D-2.

The accompanying Circular contains a detailed description of the Transaction, as well as detailed information regarding TPCO and Gold Flora and certain pro forma and other combined information regarding the Resulting Issuer after giving effect to the Transaction. It also includes certain risk factors relating to completion of the Transaction and the potential consequences of a TPCO Shareholder exchanging his, her or its TPCO Shares for Resulting Issuer Shares in connection with the Transaction. Please give this material your careful consideration and, if you require assistance, consult your financial, tax or other professional advisors.

On behalf of the TPCO Board, I would like to express our gratitude for the support our shareholders have demonstrated with respect to our decision to take the proposed Transaction forward.

We look forward to seeing you at the Meeting.

Yours sincerely,

/s/ Troy Datcher
Troy Datcher
Chief Executive Officer and Chairman of the Board
TPCO Holding Corp.

TPCO HOLDING CORP.

1550 Leigh Avenue

San Jose, CA 95125

NOTICE OF ANNUAL GENERAL

AND SPECIAL MEETING OF SHAREHOLDERS

To Be Held on Thursday, June 15, 2023 at noon (New York City time) via live audio webcast online at www.virtualshareholdermeeting.com/GRAMF2023.

NOTICE IS HEREBY GIVEN that the 2023 annual general and special meeting (the “Meeting”) of the holders (the “TPCO Shareholders”) of common shares (“TPCO Shares”) of TPCO Holding Corp. (the “Company” or “TPCO”) will be held at noon (New York City time) on Thursday,  June 15, 2023 via live audio webcast online at www.virtualshareholdermeeting.com/GRAMF2023 for the following purposes:

(1)

to consider pursuant to an interim order of the Supreme Court of British Columbia dated May 12, 2023 (the “Interim Order”) and, if thought advisable, to pass, with or without variation, a special resolution (the “Business Combination Resolution”), the full text of which is set forth in Appendix B-1 to the accompanying proxy statement and management information circular dated May 12, 2023 (the “Circular”), to approve the proposed business combination (the “Business Combination”) involving TPCO, Gold Flora, LLC (“Gold Flora”), Stately Capital Corporation (“Stately”), Gold Flora Corporation (“Newco”) and Golden Grizzly Bear LLC (“US Merger Sub”) in accordance with the terms and conditions of a  business combination agreement entered into among TPCO, Gold Flora, Stately, Newco and US Merger Sub dated February 21, 2023 and an agreement and plan of merger entered into by Newco, US Merger Sub and Gold Flora dated February 21, 2023;

(2)

to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Domestication Resolution”), the full text of which is set forth in Appendix B-2 to the accompanying Circular, to authorize (i) the corporation resulting from the amalgamation of TPCO, Stately and Newco (the “Resulting Issuer”) to apply to  the Registrar of Companies under the Business Corporations Act (British Columbia) (“BCBCA”) for authorization to continue the Resulting Issuer out of the Province of British Columbia and the domestication of the Resulting Issuer under the laws of the State of Delaware under the name “Gold Flora Corporation” (the “Domestication”), and (ii) in connection with the Domestication, the adoption of the Certificate of Incorporation (the “Certificate of Incorporation”) and by-laws (the “By-laws”) of the Resulting Issuer, the full text of which Certificate of Incorporation and By-laws are set forth in Appendix M and Appendix N, respectively, to the accompanying Circular;

(3)

to consider and, if thought advisable, elect each of the seven persons named in the attached Circular to the board of directors of the Company (the “TPCO Board”) for the ensuing year (as described in the accompanying Circular, directors elected at the Meeting will be replaced by the Resulting Issuer’s board of directors if the Business Combination is consummated);

(4)

to consider and, if thought advisable, re-appoint  Marcum LLP (“Marcum”) as the Company’s auditor and independent registered public accounting firm and authorize the TPCO Board to fix Marcum’s remuneration and terms of engagement; and

(5)	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Please see the accompanying Circular for additional information regarding the above proposals. The TPCO Board has fixed the close of business on May 8, 2023 as the record date (the “Record Date”). Only TPCO Shareholders whose names have been entered in the register of TPCO Shareholders as of the Record Date will be entitled to receive notice of, and to vote at, the Meeting.

We want to ensure that all TPCO Shareholders are afforded the same rights and opportunities to participate, including access to the TPCO Board and our management, as they would at an in-person meeting. If you encounter any technical difficulties when accessing or using the Meeting website, please call the technical support number that will be posted on the Meeting website login page. The Meeting website is supported on browsers and devices running the most updated version of applicable software and plugins.

If you are a Registered TPCO Shareholder, your vote by proxy must be received before 11:59 pm (New York City time) on June 14, 2023 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjourned or postponed meeting.  If you are a Non-Registered TPCO Shareholder (i.e., you are a beneficial owner of TPCO Shares held through a bank, broker or other nominee), please follow the voting instructions provided by your bank, broker or other nominee.

If you are a Non-Registered TPCO Shareholder (for example, if you hold TPCO Shares in an account with an intermediary), you should follow the voting procedures described in the form of proxy or voting instruction form provided by your intermediary or call your intermediary for information as to how you can vote your TPCO Shares. Note that the deadlines set by your intermediary for submitting your form of proxy or voting instruction form may be earlier than the dates described above.

Late proxies may be accepted or rejected by the Chairman of the Meeting at his or her sole discretion. The Chairman is under no obligation to accept or reject any particular late proxy. The time limit for deposit of proxies may be waived or extended by the Chairman of the Meeting at his or her discretion, without notice.

Please note that, due to the virtual nature of the Meeting, you will not be able to provide a proxy to the Chairman of the Meeting at the Meeting.

Pursuant to the Interim Order, Registered TPCO Shareholders have a right to dissent in respect of the Business Combination Resolution and the Domestication Resolution and to be paid an amount equal to the fair value of all of their TPCO Shares, with such fair value determined immediately before the passing of the Business Combination Resolution and the Domestication Resolution. This dissent right and the dissent procedures are described in the accompanying Circular. The dissent procedures require that a Registered TPCO Shareholder who wishes to dissent send a written notice of dissent to the Business Combination Resolution and/or the Domestication Resolution to the Company c/o Dentons Canada LLP, 77 King Street West, Suite 400, Toronto-Dominion Centre Toronto, ON M5K 0A1 Canada (Attention: Alex Farcas) to be received by no later than 5:00 p.m. (New York City time) on June 13, 2023 or, in the case of any adjournment or postponement of the Meeting, by no later than 5:00 p.m. (New York City time) on the second business day immediately preceding the day of the adjourned or postponed meeting, and must otherwise strictly comply with the dissent procedures described in the accompanying Circular. Failure to strictly comply with the dissent procedures set forth in Division 2 of Part 8 of the BCBCA, as modified by the plan of arrangement and the Interim Order, will result in loss of the right to dissent.

Most TPCO Shareholders have a choice of voting over the Internet, by telephone or by using a traditional form of proxy. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder or record to see which voting methods are available to you.

YOUR VOTE IS IMPORTANT. Please submit your vote by proxy as soon as possible to ensure your representation at the Meeting, regardless of whether you plan to attend the Meeting.

Thank you for your continued support of TPCO.

DATED at Toronto, Ontario this 12th day of May, 2023.	By Order of the Board of Directors
/s/ Troy Datcher
Troy Datcher
Chairman of the Board TPCO Holding Corp.

i

APPENDICES

ii

TPCO HOLDING CORP.

PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR

This proxy statement and management information circular (the “Circular”) and accompanying form of proxy are furnished in connection with the solicitation of proxies by the management of TPCO Holding Corp. (“TPCO” or the “Company”) for use at the annual general and special meeting (the “Meeting”) of holders (“TPCO Shareholders”) of common shares (“TPCO Shares”) of TPCO to be held at noon (New York City time) on Thursday,  June 15, 2023 via live audio webcast online at www.virtualshareholdermeeting.com/GRAMF2023, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of annual general and special meeting (the “Notice of Meeting”).

This Circular is first being mailed to TPCO Shareholders on or about May 15, 2023.

At the Meeting, you will be asked, among other things, to consider a special resolution to approve the proposed business combination (the “Business Combination”) involving TPCO, Gold Flora, LLC (“Gold Flora”), Stately Capital Corporation (“Stately”), Gold Flora Corporation (“Newco”) and Golden Grizzly Bear LLC (“US Merger Sub”) in accordance with the terms and conditions of a business combination agreement entered into among TPCO, Gold Flora, Stately, Newco and US Merger Sub dated February 21, 2023 (the “Business Combination Agreement”) and an agreement and plan of merger entered into by Newco, US Merger Sub and Gold Flora dated February 21, 2023 (the “Agreement and Plan of Merger”).

As part of the Business Combination: (i) TPCO, Stately and Newco will amalgamate to form a new corporation (the “Resulting Issuer”) and all shares in the capital of each of TPCO, Newco, and Stately outstanding immediately prior to such amalgamation shall be cancelled in exchange for common shares in the capital of the Resulting Issuer (each, a “Resulting Issuer Share”) pursuant to a court-approved plan of arrangement under Part 9, Division 5 (the “Arrangement”) of the Business Corporations Act (British Columbia) (the “BCBCA”) on the terms and subject to the conditions set forth in the Business Combination Agreement and the plan of arrangement appended thereto; and (ii) the Resulting Issuer will acquire all of the issued and outstanding membership units of Gold Flora (each, a “Gold Flora Membership Unit”) by way of a merger (the “Merger”) involving US Merger Sub and Gold Flora, on the terms and conditions set forth in the Business Combination Agreement and the Agreement and Plan of Merger. As part of the Business Combination, the Resulting Issuer will continue from British Columbia into the State of Delaware under the name “Gold Flora Corporation” (the “Domestication” and, together with the Business Combination, the “Transaction”). In this Circular, we sometimes refer to the Resulting Issuer after the Domestication as “Gold Flora Delaware”.

Pursuant to the Transaction,  TPCO Shareholders will receive one Resulting Issuer Share for each TPCO Share held (the “TPCO Consideration” or the “TPCO Exchange Ratio”) and shareholders of Stately (the “Stately Shareholders”) will receive 0.1913 of a Resulting Issuer Share for each common share (the “Stately Shares”) in the capital of Stately held (the “Stately Consideration” or the “Stately Exchange Ratio”). Similarly, holders of Gold Flora Membership Units (the “Gold Flora Securityholders”) will receive 1.5233 Resulting Issuer Shares for each Gold Flora Membership Unit held (the “Gold Flora Consideration”). Immediately following completion of the Transaction, former TPCO Shareholders are anticipated to own approximately forty-nine percent (49%) of the issued and outstanding Resulting Issuer Shares and former Gold Flora Securityholders (including the Stately Shareholders) are anticipated to own approximately fifty-one percent (51%) of the issued and outstanding Resulting Issuer Shares. The Resulting Issuer will own all of the assets and liabilities of TPCO and will be the sole shareholder of Gold Flora.

All summaries of, and references to, the Business Combination Agreement, the Agreement and Plan of Merger, the Hyperion Fairness Opinion (as defined herein) and the INFOR Financial Fairness Opinion (as defined herein)  in this Circular are qualified in their entirety by reference to the complete text of these documents, each of which is either included as an appendix to this Circular or filed (or will be filed) under the Company’s profile on SEDAR at www.sedar.com and the SEC website (“EDGAR”) at www.sec.gov. TPCO Shareholders are urged to carefully read the full text of these documents.

1

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE MEETING

The following are general questions that you, as a TPCO Shareholder, may have regarding the proposals relating to the Transaction and the Meeting. You are urged to carefully read the remainder of this Circular as the information in this section does not provide all the information that might be important to you with respect to the proposals described in this Circular.

Questions and Answers about the Transaction

What is the proposed Transaction?

TPCO and Gold Flora have agreed to a transaction to combine the two companies pursuant to the terms and conditions of the Business Combination Agreement. To complete the Transaction, (i) TPCO, Stately and Newco will amalgamate to form the Resulting Issuer and all TPCO, Newco, and Stately securities outstanding immediately prior to such amalgamation shall be cancelled in exchange for Resulting Issuer securities pursuant to the Business Combination on the terms and subject to the conditions set forth in the Business Combination Agreement and the plan of arrangement appended thereto; and (ii) the Resulting Issuer will acquire all of the Gold Flora Membership Units pursuant to the Merger involving US Merger Sub and Gold Flora, on the terms and conditions set forth in the Agreement and Plan of Merger. As part of the Transaction, the Resulting Issuer will continue from British Columbia into the State of Delaware under the name “Gold Flora Corporation”.

Who are the other parties to the Business Combination Agreement?

Gold Flora is a limited liability company existing under the laws of the State of California. Gold Flora is a single state operator in California, commonly accepted as the world’s largest legal cannabis market. For more information regarding Gold Flora see “Appendix F – Information Concerning Gold Flora”.

Stately is a corporation existing under the laws of the Province of British Columbia, which is a holder of Gold Flora Membership Units. Stately does not have any material assets or material liabilities, other than the Gold Flora Membership Units it holds. Stately is a party to the Business Combination Agreement so that the Transaction can be effected in a tax efficient manner for the Stately Shareholders.

Newco is a corporation existing under the laws of the Province of British Columbia, incorporated solely to effect the Transaction.

US Merger Sub is a limited liability company existing under the laws of the State of California, organized solely to effect the Transaction.

What percentage of the outstanding Resulting Issuer Shares will TPCO Shareholders and Gold Flora Securityholders own, respectively, following completion of the Transaction?

Based on the number of TPCO Shares and the number of Gold Flora Membership Units outstanding on the date hereof, we estimate that, upon such completion, former Gold Flora Securityholders (including Stately Shareholders) will own approximately 51% of the issued and outstanding Resulting Issuer Shares and former TPCO Shareholders will own approximately 49% of the issued and outstanding Resulting Issuer Shares.

2

Has the board of directors of TPCO (the “TPCO Board”) unanimously approved the transaction?

Yes. Following the unanimous recommendation of the independent special committee of the TPCO Board (the “TPCO Special Committee”), consultation with TPCO senior management and with legal, financial, tax and other advisors, and the review of a significant amount of information and consideration of a number of factors (including the interests of affected stakeholders), the TPCO Board has unanimously (with interested directors recusing themselves from voting) determined that the Transaction is fair, from a financial point of view, to the TPCO Shareholders and that the Transaction and entry by TPCO into the Business Combination Agreement are in the best interests of TPCO.

What are the benefits of the Transaction?

TPCO believes that the combination of TPCO and Gold Flora will result in a highly synergistic merger expected to unlock significant value for shareholders. The anticipated benefits of the Transaction include the following:

•

Increased size and scale to become a leading operator in the world’s largest cannabis market.  The Resulting Issuer is expected to operate a footprint of 20 retail stores, 12 house brands, three distribution centers, one manufacturing facility and six cultivation facilities, providing the size and scale to position the Resulting Issuer as a leader in the California cannabis market.

•

Establishing a strongly positioned vertically-integrated platform to achieve financial and operational efficiency, as one of the largest indoor cultivators and retail operators in California. The Resulting Issuer will have an indoor cultivation canopy of approximately 72,000 square feet, with the opportunity to expand to a further approximately 420,000 square feet, critical to controlling its supply chain and inventory levels while providing consistent high-quality flower, as well as flower-driven products that leverage an exceptional proprietary genetics library to deliver exclusive offerings that align with consumer demands.

•	Significant synergies expected to drive margin improvement and enhance profitability across all verticals. Through the streamlining of retail operations, utilizing scale to access bulk purchasing power, and eliminating third-party contracts, the Resulting Issuer is expected to achieve annualized cost savings of between US$20 million to US$25 million, to further improve gross margin and profitability while delivering value for shareholders.

•	Reduction in third-party costs through supply-chain optimization. The Resulting Issuer will reduce third-party contracts when strategically and cost effectively appropriate by utilizing the capabilities of Gold Flora and controlling its value chain.

•

Expected to be well-positioned as a top 10 brand portfolio by revenue. As two of the premier operators in the state, the Transaction is expected to result in a diversified and highly complementary customer product offering, with a variety of form factors and brands for differentiated consumer profiles. Additionally, with only 13% overlap in current company retail store footprints, there is a significant opportunity for cross-selling brands into diverse customer bases to drive organic growth.

•

Enhanced financial profile with strong balance sheet. The Resulting Issuer would have pro forma revenue of US$149.3 million for the year ended December 31, 2022. Providing a robust foundation to accelerate growth, the Resulting Issuer will be well-positioned to capitalize on the market opportunities ahead as a leading public cannabis company in California.

What is required for the Transaction to become effective?

The obligations of TPCO and Gold Flora to consummate the Transaction and the other transactions contemplated by the Business Combination Agreement are subject to a number of conditions, including, among others, approval of the Business Combination Resolution and the Domestication Resolution by the required vote of TPCO Shareholders at the Meeting,  approval of the Merger by Gold Flora Securityholders, approval of the British Columbia Supreme Court (the “Court”) and conditional approval of the listing of the Resulting Issuer Shares on the NEO Exchange Inc. (the “NEO Exchange”) following completion of the Transaction and the expiry, waiver or termination of any applicable waiting periods and any extensions thereof under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

3

When do you expect the Transaction to be completed?

TPCO currently anticipates that the Transaction will be completed in the third quarter of 2023. However, completion of the Transaction is subject to a number of conditions and it is possible that factors outside the control of TPCO could result in the Transaction being completed at a later time, or not at all. Subject to certain limitations, each party may terminate the Business Combination Agreement if the Transaction is not consummated by October 31, 2023, subject to extension in accordance with the Business Combination Agreement.

How will I know when all required approvals have been obtained?

TPCO intends to issue a press release once all the necessary approvals have been received and conditions to the completion of the Transaction have been satisfied or waived.

What will be the relationship between the Resulting Issuer, TPCO, Stately and Gold Flora after the Transaction?

Pursuant to the Transaction, TPCO, Stately and Newco will amalgamate and continue as one corporation, being the Resulting Issuer, and the Resulting Issuer will acquire Gold Flora pursuant to a merger involving the Resulting Issuer, US Merger Sub and Gold Flora. Following completion of the Transaction, Gold Flora will be a wholly-owned subsidiary of the Resulting Issuer, which will be the only entity with publicly traded shares.

How will I receive my Resulting Issuer Shares if I am a Registered TPCO Shareholder?

Each TPCO Shareholder immediately prior to the Effective Date (other than TPCO Dissenting Shareholders) shall receive, without any further action on the part of such TPCO Shareholder, the number of Resulting Issuer Shares it is entitled to. All certificates representing the TPCO Shares held by such TPCO Shareholder shall be canceled without any further action on the part of such TPCO Shareholder and such TPCO Shareholder shall be automatically entered into the share register of the Resulting Issuer for such number of Resulting Issuer Shares as such TPCO Shareholder has become entitled in accordance with the foregoing. In lieu of physical certificates, all TPCO Shareholders entered onto the share register of the Resulting Issuer will receive a DRS Advice Statement in respect of the Resulting Issuer Shares registered in their name.

Questions and Answers about the Meeting

Why am I receiving these materials?

The TPCO Board is using this Circular to solicit proxies for use at the Meeting to be held at noon (New York City time) on June 15, 2023 via live audio webcast online at www.virtualshareholdermeeting.com/GRAMF2023. As a TPCO Shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this Circular. This Circular is furnished in connection with the solicitation of proxies by management of TPCO. This Circular is designed to assist you in voting your TPCO Shares and includes information that we are required to provide under the rules of the Securities and Exchange Commission (“SEC”) and applicable Canadian securities laws.

In some instances, TPCO has distributed copies of the accompanying letter to shareholders, the Notice of the Meeting, this Circular and the accompanying voting instruction form (as applicable, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to TPCO Shareholders whose TPCO Shares are held by or in the custody of those Intermediaries (“Non-Registered TPCO Shareholders”). The Intermediaries are required to forward the Documents to Non-Registered TPCO Shareholders.

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Intermediaries are required to seek voting instructions from Non-Registered TPCO Shareholders in advance of TPCO Shareholder meetings. Every Intermediary has its own mailing procedures and provides its own return voting instructions, which should be carefully followed by Non-Registered TPCO Shareholders to ensure that their TPCO Shares are voted at the Meeting. Often, the voting instruction form supplied to a Non-Registered TPCO Shareholder by its Intermediary is identical to the form of proxy provided by TPCO to the Intermediaries. However, its purpose is limited to instructing the Intermediary on how to vote on behalf of the Non-Registered TPCO Shareholders. The majority of Intermediaries now delegate responsibility for obtaining instructions on how to vote from clients to Broadridge Investor Communications Corporation (“Broadridge”). Broadridge typically mails a voting instruction form to the Non-Registered TPCO Shareholders and asks the Non-Registered TPCO Shareholders to return the voting instruction form to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of TPCO Shares to be represented at the Meeting. A Non-Registered TPCO Shareholder receiving a voting instruction form from Broadridge cannot use that voting instruction form to vote TPCO Shares directly at the Meeting. The voting instruction form must be returned to Broadridge or the Intermediary well in advance of the Meeting to have the TPCO Shares voted.

Non-Registered TPCO Shareholders who have elected to receive the Documents by electronic delivery will have received e-mail notification from the Intermediary that the Documents are available electronically at www.proxyvote.com. Please return your voting instructions as specified in the request for voting instructions.

What is included in the proxy materials?

The proxy materials include:

•	the letter to shareholders;

•	the Notice of Meeting;

•	the Circular for the Meeting;

•	The Parent Company 2022 Annual Report; and

•	a proxy card or voting instruction form.

What information is contained in this Circular?

The information in this Circular relates to the proposals to be voted on at the Meeting, the voting process, the TPCO Board and TPCO Board committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another TPCO Shareholder, and we received only one paper copy of the proxy materials and Circular. How may I obtain an additional copy?

If you share an address with another TPCO Shareholder, you may receive only one set of proxy materials and Circular unless you have provided contrary instructions. This practice, known as “householding,” reduces our printing and mailing costs. TPCO Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. If you wish to receive a separate set of the materials, please request the additional copy by contacting our investor relations team at investor@theparent.co or by calling us at (669) 279-5390. A separate set of the materials will be sent promptly following receipt of your request.

If you are a TPCO Shareholder and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge Financial Solutions at:

Broadridge Householding Department

51 Mercedes Way

Edgewood, NY 11717

1-866-540-7095

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If you are a Non-Registered TPCO Shareholder (for example, if you hold TPCO Shares in an account with an Intermediary)  and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail. Our directors, officers and employees may also solicit proxies in person or by other means. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so.

We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to those beneficial owners.

What items of business will be voted on at the Meeting?

You will be voting on the following proposals:

1.

to consider pursuant to the an interim order of the Court dated May 12, 2023 (the “Interim Order”) and, if thought advisable, to pass, with or without variation, a special resolution (the “Business Combination Resolution”), the full text of which is set forth in Appendix B-1 to this Circular, to approve the Business Combination in accordance with the terms and conditions of the Business Combination and the Business Combination Agreement and Plan of Merger;

2.

to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Domestication Resolution”), the full text of which is set forth in Appendix B-2 to the accompanying Circular, to authorize (i)  the Resulting Issuer to apply to the Registrar of Companies under the BCBCA (the “Registrar”) for authorization to continue the Resulting Issuer, out of the Province of British Columbia and the domestication of the Resulting Issuer under the laws of the State of Delaware under the name “Gold Flora Corporation”, and (ii) in connection with the Domestication, the adoption of the Certificate of Incorporation (the “Certificate of Incorporation”) and by-laws(the “By-laws”) of the Resulting Issuer, the full text of which Certificate of Incorporation and By-laws are set forth in Appendix M and Appendix N, respectively, to this Circular;

3.

to consider and, if thought advisable, elect the seven persons  named in this Circular to the TPCO Board for the ensuing year (the “Director Election Proposal”) (as described in this Circular, directors elected at the Meeting will be replaced by the Resulting Issuer’s board of directors (the “Resulting Issuer Board”) if the Transaction is consummated);

4.

to consider and, if thought advisable, re-appoint of Marcum LLP (“Marcum”) as the Company’s auditor and independent registered public accounting firm and authorize the TPCO Board to fix Marcum’s remuneration and terms of engagement (the “Auditor Appointment Proposal”); and

5.	any other business properly brought before the Meeting or any adjournments or postponements thereof.

What are my voting choices?

You may select “FOR”, “AGAINST” or “ABSTAIN” with respect to each of the Business Combination Resolution and the Domestication Resolution. You may select “FOR” or “WITHHOLD” with respect to each Nominee for director under the Director Election Proposal and with respect to the Auditor Appointment Proposal.

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How does the TPCO Board recommend that I vote?

The TPCO Board recommends (with interested directors recusing themselves from voting) that you vote your TPCO Shares:

•	“FOR” the Business Combination Resolution;

•	“FOR” the Domestication Resolution;

•	“FOR” the election of each of the seven persons named in this Circular to the TPCO Board for the ensuing year; and

•	“FOR” the Auditor Appointment Proposal;

What is the quorum requirement for the Meeting?

The quorum for the transaction of business at the Meeting is two persons who are, or who represent by proxy, TPCO Shareholders who, in the aggregate, hold at least 33 1/3% of the issued shares entitled to be voted at the Meeting.

Abstentions, broker “non-votes” (as described below), and withhold votes are counted as present, and therefore are included for the purposes of determining whether a quorum is present.

What vote is required to approve the Transaction?

Proposal or Resolution	Required Vote
Business Combination Resolution	66 2/3% of the votes cast on the resolution
Domestication Resolution	66 2/3% of the votes cast on the resolution
Director Election Proposal	Majority of the votes cast for each nominee
Auditor Appointment Proposal	Majority of the votes cast on the proposal

The TPCO Board has adopted a “majority voting” policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, the proxy card or voting instruction form for the vote at the meeting will enable each TPCO Shareholder to vote “FOR” or “WITHHOLD” with respect to each nominee for director under the Director Election Proposal.

In an uncontested election of directors, as is the case with the election of directors at the Meeting, any nominee for election as a director who does not receive a greater number of votes “for” his or her election than votes “withheld” from such election (a “Majority Withhold Vote”) shall tender his or her resignation, as a director of the Company, to the Chairman of the TPCO Board immediately following the meeting at which the director was elected, which resignation will become effective upon acceptance by the TPCO Board. Following each uncontested election of directors at which a Majority Withhold Vote occurs, the Company shall forthwith issue a news release disclosing the detailed voting results for the election of each director, and shall forthwith provide a copy of the news release to the NEO Exchange if there is a Majority Withhold Vote.

The Nomination and Corporate Governance Committee (the “NGC”) shall promptly consider any resignation offer from a director who has received a Majority Withhold Vote and recommend to the TPCO Board the action to be taken with respect to such tendered resignation. Such recommendation of the NGC may be to accept or reject the resignation on such basis as the NGC determines appropriate, provided that, in the absence of exceptional circumstances that would support rejection of the resignation, the NGC shall recommend acceptance of the resignation.

In considering a tendered resignation, and whether exceptional circumstances exist, the NGC will consider all factors deemed relevant to the best interests of the Company, including those set forth in the Majority Voting Policy.

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Any individual who tenders his or her resignation pursuant to the Majority Voting Policy and who is a member of the NGC shall not participate in any meeting of the NGC held to consider the resignation.

The TPCO Board shall consider and determine whether to accept or reject the NGC’s recommendation within 90 days following the applicable election of directors. In considering the NGC’s recommendation, the TPCO Board will consider the factors considered by the NGC and such additional information and factors that the TPCO Board considers to be relevant. Any individual who tenders his or her resignation pursuant to the Majority Voting Policy shall not participate in any meeting of the TPCO Board held to consider the resignation. The TPCO Board shall accept the resignation except in situations where exceptional circumstances would warrant the applicable director continuing to serve on the TPCO Board. Following the TPCO Board’s decision, the TPCO Board shall promptly disclose, via news release, its decision whether to accept the director’s resignation offer and shall provide a copy of such news release to the NEO Exchange. If the TPCO Board rejects the resignation offer, the news release shall fully state the reasons for the rejection. If the resignation offer is accepted, the TPCO Board may, in accordance with the provisions of applicable Law and the nomination rights, if any, of TPCO Shareholders, (i) leave the resultant vacancy in the TPCO Board unfilled until the next annual meeting of TPCO Shareholders, (ii) appoint a new director to fill the vacancy created by such resignation, (iii) reduce the size of the TPCO Board, or (iv) call a special meeting of TPCO Shareholders at which there will be presented a new candidate to fill the vacant position(s). The complete Majority Voting Policy is available on TPCO’s website at: https://ir.theparent.co/governance/governance-documents/default.aspx.

What are “broker non-votes”?

A broker “non-vote” occurs when a broker who holds its customer’s TPCO Shares in the name of a brokerage submits proxies for such TPCO Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, Canadian brokers are prohibited from voting their customers’ TPCO Shares.

Without specific instructions U.S. brokers, are permitted to vote their customers’ TPCO Shares on “routine” matters only, but not on other matters. The only proposal to be considered at the Meeting that constitutes a “routine” matter on which U.S. brokers will have discretion to vote is the Auditor Appointment Proposal.

What effect on the outcome of the voting on the proposals will “broker non-votes,” abstentions and “withhold” votes have?

“Broker non-votes” and abstentions will not be counted as votes cast and, therefore, will have no effect on the outcome of the voting on any of the proposals. If a TPCO Shareholder selects “Withhold” with respect to the election of a nominee, such vote will have no effect on the outcome of the election of such nominee but will be considered in the application of the Majority Voting Policy. A “Withhold” vote will have no effect on the outcome of the Auditor Appointment Proposal.

What happens if additional items are presented at the Meeting?

As of the date of this Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, the persons named as proxy holders, Troy Datcher and Mike Batesole, or either of them, or such other person as you appoint, will have discretion to vote the proxies held by them on those matters in accordance with their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC within four Business Days after the Meeting and in a press release that we will disseminate and file in Canada on SEDAR promptly following the Meeting.

What Shares can I vote?

You are entitled to vote all TPCO Shares owned by you on the Record Date, including (i) shares held directly in your name as a registered TPCO Shareholder (a “Registered TPCO Shareholder”) and (ii) shares held for you as the beneficial owner through a bank, broker or other nominee. Each TPCO Shareholder is entitled to one vote for each TPCO Share held as of the Record Date. On the Record Date, there were 1,402 Registered TPCO Shareholders holding 119,639,009 outstanding TPCO Shares.

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What is the difference between holding TPCO Shares as a Registered TPCO Shareholder and as a Non-Registered TPCO Shareholder?

Most of our TPCO Shareholders hold their TPCO Shares through a bank, broker or other nominee rather than having the TPCO Shares registered directly in their own name. Summarized below are some distinctions between TPCO Shares held of record and those owned beneficially by Non-Registered TPCO Shareholders.

Registered TPCO Shareholder

If your TPCO Shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the Registered TPCO Shareholder. As the Registered TPCO Shareholder, you have the right to grant a proxy to vote your TPCO Shares to representatives from TPCO or to another person, or to vote your TPCO Shares electronically at the Meeting. You have received a proxy card to use in voting your TPCO Shares via the Internet, by telephone or by mail.

Beneficial or Non-Registered TPCO Shareholder

If you are a Non-Registered TPCO Shareholder, your TPCO Shares are held through an Intermediary (e.g., bank, broker or other nominee), in which case it is likely that your TPCO Shares are registered in the name of the Intermediary and you are the beneficial owner of TPCO Shares held in “street name”.

As the beneficial owner of TPCO Shares held for your account, you have the right to direct the registered holder to vote your TPCO Shares as you instruct, and you also are invited to attend the Meeting and vote your TPCO Shares at the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction form for you to use in directing how your TPCO Shares are to be voted.

If I am a Registered TPCO Shareholder, may I appoint a person to represent me at the Meeting other than the persons designated in the proxy card?

Yes. The persons named in the enclosed proxy card are directors or officers of TPCO designated by management of TPCO. A Registered TPCO Shareholder has the right to appoint as proxyholder a person or company (who need not be a TPCO Shareholder) other than the persons already named in the enclosed proxy card to attend and act on such Registered TPCO Shareholder’s behalf at the Meeting. If you wish to appoint as your proxy a person other than the individuals named on the proxy card to attend the Meeting and vote for you, you may do so by striking out the names on the proxy card and inserting the name of your proxy in the blank space provided in the proxy card, or you may complete another proper proxy card. In addition, you must provide your appointed proxy with your 16-digit control number so your proxy can vote at the Meeting. Your appointed proxy need not be a shareholder of the Company. If you appoint a non-management proxyholder, please make them aware and ensure they will attend the Meeting for the vote to count.

How can I vote my shares electronically at the Meeting and participate in the Meeting?

The Meeting will be conducted in an exclusively virtual format via live Internet webcast available at www.virtualshareholdermeeting.com/GRAMF2023. You will be able to access the Meeting using an Internet connected device, such as a laptop, computer, tablet or mobile phone, and the meeting platform will be supported across browsers and devices that are running the most updated version of the applicable software plugins. You will need your 16-digit control number (located on the proxy card or voting instruction form) to enter the virtual Meeting as a TPCO Shareholder.

TPCO Shareholders as of the Record Date can access and vote at the Meeting during the live webcast as follows:

1.

Log into www.virtualshareholdermeeting.com/GRAMF2023 at least 15 minutes before the Meeting starts. You should allow ample time to check into the virtual Meeting and to complete the related procedures.

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2.	Enter your 16-digit control number into the TPCO Shareholder Login section (your control number is located on your proxy card or voting instruction form) and click on “Enter Here.”

3.	Follow the instructions to access the Meeting and vote when prompted.

Even if you currently plan to participate in the virtual Meeting, you should consider voting your shares by proxy in advance so that your vote will be counted in the event that you later decide not to attend, or are unable to access, the virtual Meeting. If you access and vote on any matter at the Meeting during the live webcast, then you will revoke any previously submitted proxy.

Those accessing the virtual Meeting must remain connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure Internet connectivity for the duration of the Meeting.

Guests will not be able to access the Meeting. You must have a 16-digit control number to access the Meeting.

TPCO Shareholders or their proxyholders with questions regarding the virtual Meeting portal or requiring assistance accessing the meeting website may call the technical support line at 1-800-586-1548 (toll-free) or 303-562-9288 (toll) or visit the website www.virtualshareholdermeeting.com for additional information.

How can I vote my shares without attending the Meeting?

To vote your shares without attending the Meeting, please follow the instructions for Internet or telephone voting on your proxy card or voting instruction form. You may also vote by signing and submitting your proxy card and returning it by mail, if you are a Registered TPCO Shareholder, or by signing the voting instruction form provided by your bank or broker and returning it by mail, if you are a Non-Registered TPCO Shareholder. This way your shares will be represented whether or not you are able to attend the meeting. As a TPCO Shareholder, you may vote as follows:

Internet:	Go to www.proxyvote.com. Enter the 16-digit control number printed on the voting instruction form or proxy card and follow the instructions on screen.

Telephone:	Call 1-800-690-6903 and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.

Mail:	Enter voting instructions, sign the proxy card or voting instruction form and return it in the prepaid envelope provided to: Vote Processing, c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

Why a virtual Meeting?

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our TPCO Shareholders and TPCO. A virtual meeting enables increased TPCO Shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more TPCO Shareholders to attend the Meeting.

What are the procedures with respect to submitting questions or comments for the Meeting?

We expect to hold, to the extent feasible and practical, a live question and answer session in connection with the Meeting. Registered TPCO Shareholders, duly appointed proxyholders and Non-Registered TPCO Shareholders will be able to submit questions for the question and answer session. Questions can be submitted only during the Meeting in writing through the live webcast at www.virtualshareholdermeeting.com/GRAMF2023 after logging-in and typing your question into the “Ask a Question” field, and clicking “Submit”.

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We intend to answer properly submitted questions that are pertinent to the Company and Meeting matters, as time permits. Questions sent will be moderated before being sent to the Chairman of the Meeting. TPCO reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Meeting matters or that are otherwise inappropriate.

How will my TPCO Shares be voted by my proxy if I am a Registered TPCO Shareholder?

If you appoint the members of TPCO management listed on the proxy card as your proxy, they will vote your TPCO Shares in accordance with your instructions. However, if you sign your proxy card but do not give instructions, they will vote your TPCO Shares in accordance with the TPCO Board’s recommendation:

•	“FOR” the Business Combination Resolution;

•	“FOR” the Domestication Resolution;

•	“FOR” the election of each of the seven persons named in this Circular to the TPCO Board for the ensuing year; and

•	“FOR” the Auditor Appointment Proposal;

If you appoint someone other than the members of TPCO management listed on the proxy card as your proxy, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

Further details about the proposals are set out in this Circular. If any matters other than those referred to in the notice of meeting properly come before the Meeting, the individuals named in the accompanying proxy card will vote the proxies held by them in accordance with their best judgment. As of the date of this Circular, management is not aware of any business other than the items referred to in the notice of meeting that will be considered at the Meeting.

How do I revoke my proxy if I am a Registered TPCO Shareholder?

If you want to revoke your proxy after you have delivered it, you can do so at any time before the proxy cut-off. You may do this by an instrument in writing that is sent to the registered office of TPCO at any time up to and including the last Business Day before the day set for the holding of the Meeting at which the proxy is to be used, or any adjournment thereof, or in any other manner permitted by law. You may also revoke your proxy by making a request in writing to the Chairman of the Meeting by email to investor@theparent.co during the Meeting or any adjournment or postponement thereof before any vote in respect of which the proxy has been given or taken. The written request can be from you or your authorized attorney.

If you revoke your proxy and do not replace it with another that is deposited with TPCO before the deadline, you can still vote your TPCO Shares, but to do so you must attend the Meeting.

If I am a Non-Registered TPCO Shareholder, how will my Intermediary vote my TPCO Shares and how can I change my vote?

The information set forth in this section is of significant importance to Non-Registered TPCO Shareholders. If your TPCO Shares are not registered in your own name, they will be held in the name of an Intermediary, usually a bank, trust company, securities dealer or other financial institution and, as such, your Intermediary will be the entity legally entitled to vote your TPCO Shares and must seek your instructions as to how to vote your TPCO Shares.

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Intermediaries are required to seek voting instructions from Non-Registered TPCO Shareholders in advance of TPCO Shareholder meetings. Every Intermediary has its own mailing procedures and provides its own return voting instructions, which should be carefully followed by Non-Registered TPCO Shareholders to ensure that their TPCO Shares are voted at the Meeting. Often, the form of voting instruction form supplied to a Non-Registered TPCO Shareholder by its Intermediary is identical to the form of proxy provided by the Company to the Intermediaries. However, its purpose is limited to instructing the Intermediary on how to vote on behalf of the Non-Registered TPCO Shareholder. The majority of Intermediaries now delegate responsibility for obtaining instructions on how to vote from clients to Broadridge. Broadridge typically mails the voting instruction form to the Non-Registered TPCO Shareholders and asks the Non-Registered TPCO Shareholders to return the voting instruction form to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of TPCO Shares to be represented at the Meeting. A Non-Registered TPCO Shareholder receiving a voting instruction form from Broadridge cannot use that voting instruction form to vote TPCO Shares directly at the Meeting. The voting instruction form must be returned to Broadridge or the Intermediary well in advance of the Meeting to have the TPCO Shares voted. TPCO (through Broadridge) is sending proxy materials and a voting instruction form directly to non-objecting beneficial owners and objecting beneficial owners.

If you are a beneficial owner of TPCO Shares registered in the name of an Intermediary, you may generally change your vote by (1) submitting new voting instructions to your Intermediary or (2) by attending the Meeting and voting electronically. However, please consult your broker or other Intermediary for any specific rules it may have regarding your ability to change your voting instructions.

When is the deadline to vote?

If you are a Registered TPCO Shareholder, your vote by proxy must be received before 11:59 pm (New York City time) on June 14, 2023 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjourned or postponed meeting.

If you are a Non-Registered TPCO Shareholder (i.e., you are a beneficial owner of TPCO Shares held by an Intermediary), please follow the voting instructions provided by your Intermediary.

Is my vote confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed either within TPCO or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Do TPCO’s executive officers and directors have an interest in any of the matters to be acted upon at the Meeting?

The members of the TPCO Board, including Troy Datcher as our CEO and Chair of the Board, each have an interest in the Director Election Proposal, as such nominee is currently a member of the TPCO Board. Members of our TPCO Board and our executive officers do not have any interest in the Auditor Appointment Proposal. Troy Datcher, our CEO, Mike Batesole, our CFO, and Roz Lipsey, our Chief Operating Officer, each have an interest in each of the Business Combination Resolution and the Domestication Resolution, as a result of certain change in control benefits they will be entitled to in connection with the Business Combination. See “Proposal 1 – The Business Combination Resolution – Interests of Certain Persons in the Transaction – Change of Control Benefits”.

Who will count the votes at the Meeting?

A representative of Broadridge will act as scrutineer at the Meeting and will count, tabulate and certify the votes.

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting of shareholders?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the BCBCA with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

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Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting of shareholders must be received by our Corporate Secretary no later than the close of business (Pacific Time) on January 16, 2024, and must be submitted to our Corporate Secretary at TPCO Holding Corp., 1550 Leigh Avenue, San Jose, CA 95125. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act. In the event that we hold our 2024 annual meeting of shareholders more than 30 days before or after the one-year anniversary date of the Meeting, we will disclose the new deadline by which shareholders’ proposals must be received by any means reasonably calculated to inform TPCO Shareholders.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. If the Transaction is not consummated, proposals submitted under the applicable provisions of the BCBCA that a TPCO Shareholder intends to present at next year’s annual meeting of shareholders and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual meeting of shareholders (March 15, 2024). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

If the Transaction is consummated, the By-laws of the Resulting Issuer, will govern the timing of shareholder proposals submitted under Delaware General Corporate Law (“DGCL”).

See below under the heading “How may I nominate director candidates for consideration at a meeting?” for a description of the procedures through which TPCO Shareholders may nominate director candidates for consideration.

How may I nominate director candidates for consideration at a meeting?

TPCO Shareholders who wish to submit director nominees for consideration at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this Circular or voting materials?” Any such notice also must include the information required by our Articles (“Articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about the Company?”) and must be updated and supplemented as provided in the Articles.

Written notice of director nominees must be received, in the case of an annual meeting, not later than 5:00 p.m. (Vancouver time) on the thirtieth (30th) day before the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the fifteenth (15th) day following such public announcement; and further provided, that if notice-and-access is used for delivery of proxy related materials in respect of such meeting, and the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, the notice must be received not later than the close of business on the fortieth (40th) day before the date of the applicable meeting.

In addition to satisfying the foregoing requirements under our Articles, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 16, 2024.

How may I recommend candidates to serve as directors?

It is the policy of the NGC to consider properly submitted recommendations for candidates to the TPCO Board from TPCO Shareholders, subject to contractual obligations the Company may have with respect to the nomination of directors. In this regard, please see “Proposal 3—Director Election Proposal—Nomination Rights Agreement” for a discussion of the nomination rights provided to certain TPCO Shareholders.

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Shareholder recommendations for candidates to the TPCO Board must be directed in writing to TPCO Holding Corp., 1550 Leigh Avenue, San Jose, California 95125, Attention: Corporate Secretary. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and TPCO within the last three years and evidence of the nominating person’s ownership of TPCO Shares, if any. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for TPCO Board membership, including issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of TPCO’s business, other commitments and the like, as well as any personal references and an indication of the candidate’s willingness to serve.

Potential nominees recommended by a TPCO Shareholder in accordance with these procedures will be considered and evaluated in the same manner as other potential nominees.

For information regarding the factors considered by the NGC in nominating directors for election or appointment, please see “Corporate Governance—Nomination and Governance Committee— Policies with Respect to Director Nominees”.

How may I obtain financial and other information about the Company?

The Parent Company 2022 Annual Report ( “The Parent Company 2022 Annual Report”), which includes our annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on April 3, 2023 (the “Parent Company 2022 Form 10-K”), is included as Appendix P to this Circular. Our consolidated financial statements as of and for the years ended December 31, 2022 and 2021 are included in The Parent Company 2022 Form 10-K. We will furnish a copy of The Parent Company 2022 Annual Report without charge to any TPCO Shareholder who so requests by writing to our Corporate Secretary at the address below under the heading  “How do I obtain additional copies of this Circular or voting materials?” The Parent Company 2022 Annual Report and The Parent Company 2022 Form 10-K are also available free of charge on the “Investor Relations” section of our website at www.theparent.co, on the SEC’s website at www.sec.gov, and on SEDAR at www.sedar.com.

What if I have questions for TPCO’s transfer agent?

If you are a TPCO Shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company

350 – 300 5th Avenue SW

Calgary, Alberta T2P 3C4

www.odysseytrust.com

Phone: 1-778-819-1184

How do I obtain additional copies of this Circular or voting materials?

If you need additional copies of this Circular or voting materials, please contact us at:

TPCO Holding Corp.

Attn: Corporate Secretary

1550 Leigh Avenue

San Jose, CA 95125

investor@theparent.co

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SUMMARY OF INFORMATION

The following is a summary of certain information contained elsewhere in this Circular, including the Appendices hereto, and is qualified in its entirety by reference to the more detailed information contained or referred to elsewhere in this Circular or in the Appendices hereto. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in Appendix A “Glossary of Terms”.

The Meeting

The Meeting will be held at noon (New York City time) on June 15, 2023 via live audio webcast online at www.virtualshareholdermeeting.com/GRAMF2023 for the purposes set forth in the accompanying Notice of Meeting.  At the Meeting, the TPCO Shareholders will be asked to consider and vote upon the Business Combination Resolution, Domestication Resolution, the election of the TPCO Board and the re-appointment of Marcum as TPCO’s auditor and independent registered public accounting firm and the authorization of the TPCO Board to fix Marcum’s remuneration and terms of engagement.  See “Proposal 1 – The Business Combination Resolution”.

Anticipated Benefits of the Transaction

The anticipated benefits of the Transaction include:

•	increased size and scale to become a leading operator in the world’s largest cannabis market.

•	establishing a strongly positioned vertically-integrated platform to achieve financial and operational efficiency, as one of the largest indoor cultivators and retail operators in California.

•	significant synergies expected to drive margin improvement and enhance profitability across all verticals.

•	reduction in third-party costs through supply-chain optimization.

•	well-positioned as a top 10 brand portfolio by revenue.

•	enhanced financial profile with strong balance sheet.

Recommendation of the TPCO Special Committee and TPCO Board

After consultation with management of TPCO and after careful consideration and having considered, among other things, the Hyperion Fairness Opinion and the INFOR Financial Fairness Opinion, the TPCO Special Committee unanimously recommended that the TPCO Board approve the Transaction and the Business Combination Agreement, authorize the submission of the Transaction to TPCO Shareholders for their approval at the Meeting and recommend to TPCO Shareholders that they vote FOR the Business Combination Resolution and Domestication Resolution.

After careful consideration and having considered, among other things, the Hyperion Fairness Opinion, the INFOR Financial Fairness Opinion and the recommendation of the TPCO Special Committee, the TPCO Board (with interested directors abstaining from voting) has unanimously determined that the Transaction is, and continues to be, in the best interests of TPCO and that the Transaction is fair, from a financial point of view, to TPCO Shareholders, and has authorized the submission of the Transaction to TPCO Shareholders for their approval at the Meeting. The TPCO Board has unanimously determined to recommend to TPCO Shareholders that they vote FOR the Business Combination Resolution and Domestication Resolution.

See “Proposal 1 - The Business Combination Resolution – Recommendation of the TPCO Special Committee” and “Proposal 1 - The Business Combination Resolution – Recommendation of the TPCO Board”.

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Reasons for Recommendation of the TPCO Special Committee and the TPCO Board

In reaching its conclusions and formulating its unanimous recommendation, the TPCO Special Committee and the TPCO Board consulted with TPCO’s senior management and with legal, financial, tax and other advisors, reviewed a significant amount of information and considered a number of factors (including the interests of affected stakeholders), including, among others:

•

Increased size and scale to become a leading operator in the world’s largest cannabis market.  The Resulting Issuer is expected to operate a footprint of 20 retail stores, 12 house brands, three distribution centers, one manufacturing facility and six cultivation facilities, providing the size and scale to position the Resulting Issuer as a leader in the California cannabis market.

•

Establishing a strongly positioned vertically-integrated platform to achieve financial and operational efficiency, as one of the largest indoor cultivators and retail operators in California. The Resulting Issuer will have an indoor cultivation canopy of approximately 72,000 square feet, with the opportunity to expand to a further approximately 420,000 square feet, critical to controlling its supply chain and inventory levels while providing consistent high-quality flower, as well as flower-driven products that leverage an exceptional proprietary genetics library to deliver exclusive offerings that align with consumer demands.

•

Significant synergies expected to drive margin improvement and enhance profitability across all verticals. Through the streamlining of retail operations, utilizing scale to access bulk purchasing power, and eliminating third-party contracts, the Resulting Issuer is expected to achieve annualized cost savings of between US$20 million to US$25 million, to further improve gross margin and profitability while delivering value for shareholders.

•

Reduction in third-party costs through supply-chain optimization. The Resulting Issuer expects to reduce third-party contracts when strategically and cost effectively appropriate by utilizing the capabilities of Gold Flora and controlling its value chain.

•

Expected to be well-positioned as a top 10 brand portfolio by revenue. As two of the premier operators in the state, the Transaction is expected to result in a diversified and highly complementary customer product offering, with a variety of form factors and brands for differentiated consumer profiles. Additionally, with only 13% overlap in current company retail store footprints, there is a significant opportunity for cross-selling brands into diverse customer bases to drive organic growth.

•

Consideration of alternatives. The TPCO Special Committee and the TPCO Board carefully considered current industry, economic and market conditions and outlooks, including their expectations of the future prospects of the businesses in which TPCO operates, as well as the impact of the Transaction on affected stakeholders. In light of the risks and potential upside associated with TPCO continuing to execute its business and strategic plan as a standalone entity, as opposed to the Transaction or other strategic alternatives, the TPCO Special Committee and the TPCO Board have determined that the Resulting Issuer will be better positioned to pursue a growth and value maximizing strategy as a result of the anticipated benefits of the Transaction.

•

Hyperion Fairness Opinion. The TPCO Special Committee and the TPCO Board considered the fairness opinion prepared by Hyperion Capital Inc. (“Hyperion”) to the effect that as of February 21, 2023, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction was fair, from a financial point of view, to the TPCO Shareholders (the “Hyperion Fairness Opinion”).

•

INFOR Financial Fairness Opinion. The TPCO Special Committee and the TPCO Board considered the fairness opinion prepared by INFOR financial, Inc. (“INFOR Financial”) to the effect that as of February 21, 2023, and based upon and subject to the assumptions, limitations and qualifications set forth therein, that the TPCO Consideration to be received by TPCO Shareholders was fair, from a financial point of view, to the TPCO Shareholders (the “INFOR Financial Fairness Opinion”).

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•	Ability to Respond to Superior Proposals. Under the Business Combination Agreement, until the time that the Business Combination Resolution is approved, the TPCO Board retains the ability to consider and respond to TPCO Acquisition Proposals on the specific terms and conditions set forth in the Business Combination Agreement. In addition, the amount of the non-completion fee of US$4 million was considered reasonable by the TPCO Special Committee and the TPCO Board in the circumstances.

•	Voting Support and Lock-Up Agreements. The Voting Support and Lock-Up Agreements were entered into pursuant to which the Supporting TPCO Shareholders, among other things, to vote in favour of the Transaction.

•	Procedural Matters. (a) The Business Combination Resolution and Domestication Resolution must be approved by at least 66 2/3% of the votes cast by TPCO Shareholders present in person or represented by proxy at the Meeting; (b) Registered TPCO Shareholders who do not vote in favour of the Business Combination Resolution and the Domestication Resolution have the ability to exercise Dissent Rights and, if validly exercised, to receive fair value for their TPCO Shares; and (c) the Transaction requires approval by the Court.

The TPCO Special Committee and the TPCO Board also considered a variety of risks and other potentially negative factors relating to the Transaction including those matters described under the headings “Risk Factors Relating to the Transaction”. The TPCO Special Committee and the TPCO Board believed that overall, the anticipated benefits of the Transaction to TPCO outweighed these risks and negative factors.

The information and factors described above and considered by the TPCO Special Committee and the TPCO Board in reaching its determinations are not intended to be exhaustive but include material factors considered by the TPCO Special Committee and the TPCO Board. In view of the wide variety of factors considered in connection with the evaluation of the Transaction and the complexity of these matters, the TPCO Special Committee and the TPCO Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, individual members of the TPCO Special Committee and the TPCO Board may have given different weight to different factors.

See “Proposal 1 - The Business Combination Resolution – Reasons for the Transaction”.

Hyperion Fairness Opinion

The TPCO Board retained Hyperion as a financial advisor in connection with the Transaction. As part of this mandate, Hyperion agreed to provide the TPCO Special Committee and the TPCO Board an opinion as to the fairness, from a financial point of view, to TPCO Shareholders of the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction. In connection with this mandate, Hyperion prepared and delivered the Hyperion Fairness Opinion. The Hyperion Fairness Opinion states that based upon and subject to the assumptions, limitation and qualifications set forth therein, taking into account the terms of the Transaction, the TPCO Consideration was fair, from a financial point of view, to the TPCO Shareholders. The full text of the written Hyperion Fairness Opinion is attached as Appendix D-1 to this Circular and should be read carefully in its entirety. The summaries of the Hyperion Fairness Opinion are qualified in their entirety by reference to the full text of the Hyperion Fairness Opinion. The Hyperion Fairness Opinion is not a recommendation as to how any TPCO Shareholder should vote with respect to the Transaction or any other matter. See “Proposal 1 - The Business Combination Resolution – Hyperion Fairness Opinion” and Appendix D-1 “Hyperion Fairness Opinion”.

INFOR Financial Fairness Opinion

The TPCO Board authorized the engagement of INFOR financial to provide a second, independent fairness opinion to the TPCO Special Committee and TPCO Board in connection with the Transaction. As part of this mandate, INFOR Financial agreed to provide TPCO an opinion as to the fairness, from a financial point of view, to TPCO Shareholders of the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction. In connection with this mandate, INFOR Financial prepared and delivered the INFOR Financial Fairness Opinion. The INFOR Financial Fairness Opinion states that, based upon and subject to the assumptions, limitation and qualifications set forth therein, taking into account the terms of the Transaction, the TPCO Consideration was fair, from a financial point of view, to the TPCO Shareholders. The full text of the written INFOR Financial Fairness Opinion is attached as Appendix D-2 to this Circular and should be read carefully in its entirety. The summaries of the INFOR Financial Fairness Opinion are qualified in their entirety by reference to the full text of the INFOR Financial Fairness Opinion. The INFOR Financial Fairness Opinion is not a recommendation as to how any TPCO Shareholder should vote with respect to the Transaction or any other matter. See “Proposal 1 – The Business Combination Resolution – INFOR Financial Fairness Opinion” and Appendix D-2 “INFOR Financial Fairness Opinion”.

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Effect of the Transaction

Effect on TPCO Shares

The Transaction will result in the issuance of one (1) Resulting Issuer Share for each TPCO Share to the former TPCO Shareholders (excluding TPCO Dissenting Shareholders). As at May 8, 2023, there were 119,639,009 TPCO Shares outstanding (each on a non-diluted basis).

Assuming that there are no TPCO Dissenting Shareholders and assuming no TPCO Shares are issued pursuant to TPCO Options, TPCO Non-Vesting RSUs, TPCO PSUs or TPCO Warrants, there will be, immediately following the completion of the Transaction, approximately 307,204,506 Resulting Issuer Shares issued and outstanding.  Immediately following completion of the Transaction: (i) former TPCO Shareholders are expected to hold approximately 149,422,249 Resulting Issuer Shares, representing approximately 49% of the issued and outstanding Resulting Issuer Shares; and (ii) former Gold Flora Securityholders (including Stately Shareholders) are expected to hold approximately 157,782,257 Resulting Issuer Shares, representing approximately 51% of the issued and outstanding Resulting Issuer Shares.

TPCO Options, TPCO PSUs, TPCO Non-Vesting RSUs, TPCO Warrants and Other Awards

Pursuant to the terms of the Business Combination Agreement:

(a)

each TPCO Replaced Option outstanding as at the Amalgamation shall be assumed, continued, converted and/or replaced by Resulting Issuer immediately after the completion of the events described in the Plan of Arrangement for a TPCO Replacement Option, equal to the number of TPCO Shares subject to such TPCO Replaced Option multiplied by the TPCO Exchange Ratio, which TPCO Replacement Option will (A) continue to be governed by the TPCO Equity Incentive Plan or the Legacy Plans, as applicable and (B) have an exercise price for each Resulting Issuer Share that may be purchased under such TPCO Replacement Option equal to the quotient obtained when the exercise price per TPCO Share under the TPCO Replaced Option is divided by the TPCO Exchange Ratio;

(b)

each TPCO Replaced Warrant outstanding as at the Amalgamation shall be assumed, continued, converted and/or replaced by Resulting Issuer immediately after the completion of the events described in the Plan of Arrangement for a TPCO Replacement Warrant, equal to the number of TPCO Shares subject to such TPCO Replaced Warrant multiplied by the TPCO Exchange Ratio, which TPCO Replacement Warrant will (A) have an exercise price for each Resulting Issuer Share that may be purchased under such TPCO Replacement Warrant equal to the quotient obtained when the exercise price per TPCO Share under the TPCO Replaced Warrant is divided by the TPCO Exchange Ratio, and (B) continue to be evidence by the certificate or instrument evidencing such TPCO Replaced Warrant immediately prior to the Transaction;

(c)

each TPCO Replaced PSU outstanding as at the Amalgamation shall be assumed, continued, converted and/or replaced by the Resulting Issuer immediately after the completion of the events described in the Plan of Arrangement for a TPCO Replacement PSU, evidencing a right to acquire, for no additional consideration, such number of Resulting Issuer Shares as is equal to: (A) that number of TPCO Shares that were issuable upon the vesting of such TPCO Replaced PSU immediately prior to the Transaction, multiplied by (B) the TPCO Exchange Ratio, rounded down to the nearest whole number of Resulting Issuer Shares; the certificate previously evidencing such TPCO Replaced PSU will thereafter evidence and be deemed to evidence such TPCO Replacement PSU; and

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(d)

each TPCO Non-Vesting RSU outstanding as at the Amalgamation shall be assumed, continued, converted and/or replaced by the Resulting Issuer immediately after the completion of the events described in the Plan of Arrangement for a TPCO Replacement RSU evidencing a right to acquire, for no additional consideration, such number of Resulting Issuer Shares as is equal to: (A) that number of TPCO Shares that were issuable upon the vesting of such TPCO Non-Vesting RSU immediately prior to the Amalgamation, multiplied by (B) the TPCO Exchange Ratio, rounded down to the nearest whole number of Resulting Issuer Shares; the certificate previously evidencing such TPCO Non-Vesting RSU shall thereafter evidence and be deemed to evidence such TPCO Replacement RSU.

Each TPCO Replacement Option, TPCO Replacement PSU, TPCO Replacement RSU and TPCO Replacement Warrant shall continue to vest in accordance with, and be subject to substantially similar terms and conditions of, the plan under which the applicable TPCO Option, TPCO PSU, TPCO Non-Vesting RSU and TPCO Warrant was granted and any other agreement providing for accelerated vesting upon certain terminations of employment or completion of the Transaction, subject to any reasonable adjustments made to the performance vesting criteria associated with such TPCO Replacement Option, TPCO Replacement PSU, TPCO Replacement RSU and TPCO Replacement Warrant considered necessary or advisable as a result of the Transaction.  The obligation of TPCO in respect of any TPCO Option, TPCO PSU, TPCO Non-Vesting RSU and TPCO Warrant outstanding as at the Amalgamation shall continue as obligations of the Resulting Issuer immediately following the Arrangement Effective Time, as adjusted or amended as contemplated in the Business Combination Agreement.

See “Proposal 1 - The Business Combination Resolution – Description of the Arrangement”.

Overview of the Transaction

As part of the Business Combination: (i) TPCO, Stately and Newco will amalgamate to form the Resulting Issuer and all shares in the capital of each of TPCO, Newco, and Stately outstanding immediately prior to such amalgamation shall be cancelled in exchange for Resulting Issuer Shares pursuant to the Arrangement on the terms and subject to the conditions set forth in the Business Combination Agreement and the plan of arrangement appended thereto; and (ii) the Resulting Issuer will acquire all of the issued and outstanding Gold Flora Membership Units by way of the Merger involving US Merger Sub and Gold Flora, on the terms and conditions set forth in the Business Combination Agreement and the Agreement and Plan of Merger. As part of the Transaction, the Resulting Issuer will continue from British Columbia into the State of Delaware under the name “Gold Flora Corporation”.

Voting Support and Lock-Up Agreements

In connection with the Transaction, TPCO Shareholders entered into Voting Support and Lock-Up Agreements with Gold Flora, holding in the aggregate approximately 11% of the issued and outstanding TPCO Shares.  Pursuant to the Voting Support and Lock-Up Agreements, Supporting TPCO Shareholders have agreed to, among other things, vote or to cause to be voted all of their Subject Securities (which have a right to be voted at such meeting) in favour of the approval of the Transaction, including, without limitation, the Business Combination Resolution and Domestication Resolution, as the case may be, and any other matter that could reasonably be expected to facilitate the Transaction.

See “Proposal 1 - The Business Combination Resolution – Voting Support and Lock-Up Agreements”.

Approval of TPCO Shareholders Required for the Transaction

Pursuant to the Interim Order, to be effective, the Business Combination Resolution and Domestication Resolution must receive at least two-thirds of the votes cast by TPCO Shareholders at the Meeting where a quorum is present (the “Required Shareholder Approval”). Approval in order for TPCO and Stately to seek the Final Order and implement the Arrangement on the Effective Date in accordance with the Final Order. See Appendix B-1 to this Circular for the full text of the Business Combination Resolution and Appendix B-2 to this Circular for the full text of the Domestication Resolution.

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See “Proposal 1 - The Business Combination Resolution – Required Shareholder Approval”.

Court Approval

Completion of the Arrangement requires the satisfaction of several conditions and the approval of the Court.  Subject to obtaining Required Shareholder Approval, among other things, the hearing in respect of the Final Order is currently scheduled to take place on June 20, 2023, at 9:45 a.m. (Vancouver time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia.  On the application, the Court will consider, among other things, the fairness of the Arrangement.

See “Proposal 1 - The Business Combination Resolution – Court Approval of the Arrangement and Completion of the Transaction”.

Stock Exchange Listing Approvals

It is a condition of closing that the NEO Exchange shall have conditionally approved the listing of the Resulting Issuer Shares issuable under the Transaction, as of the Effective Date. Listing will be subject to the Resulting Issuer fulfilling all of the listing requirements of each of the NEO Exchange. It is a listing requirement of the NEO Exchange that the Business Combination Resolution and the Domestication Resolution are approved by the majority of TPCO Shareholders, voting either in person or by proxy, at the Meeting.

See “Proposal 1 - The Business Combination Resolution – NEO Exchange Listing”.

Other Regulatory Conditions or Approvals

In addition to the approval of the Business Combination Resolution and Domestication Resolution by TPCO Shareholders and approval of the Court, it is a condition precedent to the implementation of the Transaction that all requisite regulatory conditions be satisfied, including in respect of the regulatory requirements set out below.

HSR Act Compliance

It is a mutual condition to the completion of the Transaction in favour of TPCO and Gold Flora that the Key Authorizations have been made, given or obtained and such Key Authorization is in full force and effect.  A Key Authorization includes the expiry, waiver or termination of any applicable waiting periods and any extensions thereof under the HSR Act. It is also a mutual completion of the Transaction in favour of TPCO and Gold Flora that there is no pending or threatened action by any Governmental Entity that would reasonably be expected to prohibit or restrict the Transaction, or the ownership or operation by the Resulting Issuer of a material portion of the business or assets of Gold Flora or any of its Subsidiaries, TPCO or any of its Subsidiaries, or compel the Resulting Issuer to dispose of or hold separate any material portion of the business or assets of Gold Flora or any of its Subsidiaries or TPCO or any of its Subsidiaries as a result of the Transaction.

Right to Dissent

Pursuant to the Interim Order, Registered TPCO Shareholders have Dissent Rights in respect of the Business Combination Resolution and the Domestication Resolution and to be paid an amount equal to the fair value of their TPCO Shares, with such fair value determined immediately before the passing of the Business Combination Resolution and Domestication Resolution. TPCO Shareholders are cautioned that fair value could be determined to be less than the value of the consideration payable pursuant to the terms of the Transaction and that the proceeds of disposition received by a TPCO Dissenting Shareholder may be treated in a different, and potentially more adverse, manner under Canadian and United States federal income tax laws than had such TPCO Shareholder exchanged his or her TPCO Shares, as applicable, for Resulting Issuer Shares pursuant to the Arrangement.  In addition, any judicial determination of fair value will result in delay of receipt by a TPCO Dissenting Shareholder of consideration for such TPCO Dissenting Shares.

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A brief summary of the Dissent Rights and the provisions of the BCBCA (as modified by the Plan of Arrangement and the Interim Order) is available to Registered TPCO Shareholder is set forth under the heading “Dissenting Shareholders’ Rights”. Such summary is qualified in its entirety by the provisions of Division 2 of Part 8 of the BCBCA, which are attached as Appendix J to this Circular, and the Plan of Arrangement and the Interim Order. It is recommended that any Registered TPCO Shareholders wishing to avail himself, herself or itself of the Dissent Rights seek legal advice, as failure to strictly comply with the provisions of the BCBCA (as modified by the Plan of Arrangement and the Interim Order) may prejudice his or her Dissent Rights.

Non-Registered TPCO Shareholders who wish to dissent should be aware that only Registered TPCO Shareholders are entitled to dissent.  A Non-Registered TPCO Shareholder that wishes to exercise Dissent Rights should immediately contact the Intermediary with whom the Non-Registered TPCO Shareholder deals in respect of its TPCO Shares and either: (i) instruct the Intermediary to exercise the Dissent Rights on the Non-Registered TPCO Shareholder’s behalf (which, if the Shares are registered in the name of CDS or other clearing agency, may require that such TPCO Shares first be re-registered in the name of the Intermediary); or (ii) instruct the Intermediary to re-register such TPCO Shares in the name of the Non-Registered TPCO Shareholder, in which case the TPCO Shareholder would then be a Registered TPCO Shareholder and would be able to exercise the Dissent Rights directly.

The Business Combination Agreement provides that it is a mutual condition to completion of the that Dissent Rights have not been exercised (excluding Dissent Rights that have been exercised and subsequently withdrawn) with respect to more than 6% of the TPCO Shares issued and outstanding as of the Effective Date in respect of the Transaction that have not been withdrawn as of the Effective Date.

See “Dissenting Shareholders’ Rights”.

Governance Matters of the Resulting Issuer Following the Transaction

Board of Directors

Following the consummation of the Transaction, in accordance with the Business Combination Agreement, the Resulting Issuer Board shall initially consist of seven directors, four of which will be nominated by Gold Flora, being Laurie Holcomb, Michael W. Lau, Heather Molloy and Jeffrey Sears, and three of which shall be nominated by TPCO, being Troy Datcher (Chairman), Al Foreman and Mark Castaneda.

See Appendix G “Information Concerning Resulting Issuer – Governance Matters of the Resulting Issuer following the Transaction – Board of Directors”.

Management

Following the consummation of the Transaction, Laurie Holcomb will be the Chief Executive Officer (“CEO”) of the Resulting Issuer, with additional executive officers, including the Chief Financial Officer (“CFO”) and Corporate Secretary, to be identified by Laurie Holcomb, upon consultation with TPCO, prior to the date of the application of the Interim order; provided that each of such executive officers shall satisfy the Officer Conditions and each such officer shall, to the extent not already previously completed, execute a Gold Flora Voting Support and Lock-Up Agreement or a TPCO Voting Support and Lock-Up Agreement, as applicable.

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See Appendix G “Information Concerning Resulting Issuer – Governance Matters of the Resulting Issuer following the Transaction – Management”.

Income Tax Considerations

                Holders of securities of TPCO should consult their tax advisors about the applicable federal, provincial, state and local tax consequences of the Transaction. See “Certain Canadian Tax Considerations” and “Material U.S. Federal Tax Considerations”.

Unaudited Pro Forma Financial Information

TPCO is providing certain unaudited pro forma consolidated financial information in Appendix H to aid you in your analysis of the financial aspects of the Business Combination and related transactions.  Please refer to Appendix H for additional information.

Risk Factors

TPCO Shareholders voting in favour of the Business Combination Resolution and the Domestication Resolution will be choosing to combine through the Resulting Issuer the businesses of TPCO and Gold Flora. The completion of the Transaction involves risks. In addition to the risk factors described under the heading “Item 1.A - Risk Factors” in The Parent Company 2022 Annual Report, which are specifically incorporated by reference into this Circular and the risk factors described under “Risk Factors Relating to the Transaction” in this Circular, the following is a list of certain additional and supplemental risk factors which TPCO Shareholders should carefully consider before making a decision regarding approving the Business Combination Resolution and the Domestication Resolution:

•	the Transaction is subject to satisfaction or waiver of various conditions;

•	TPCO Shareholders will receive a fixed number of Resulting Issuer Shares;

•	the Business Combination Agreement may be terminated in certain circumstances;

•	the Business Combination Agreement contains provisions that restrict TPCO’s ability to pursue alternatives to the Transaction and, in specified circumstances, TPCO could be required to pay Gold Flora a non-completion fee of US$4 million;

•	TPCO will incur costs even if the Transaction is not completed and TPCO may have to pay various expenses incurred in connection with the Transaction;

•	uncertainty surrounding the Transaction could adversely affect each company’s retention of customers, suppliers and personnel and could negatively impact future business and operations;

•	while the Transaction is pending, TPCO is restricted from taking certain actions;

•	the pending Transaction may divert the attention of TPCO’s management;

•	payments in connection with the exercise of Dissent Rights may impair Resulting Issuer’s financial resources;

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•	TPCO directors and officers may have interests in the Transaction different from the interests of TPCO Shareholders following completion of the Transaction;

•	tax consequences of the Transaction may differ from anticipated treatment, including that if the Transaction does not qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code, some Shareholders may be required to pay substantial U.S. federal income taxes;

•	following completion of the Transaction, the Resulting Issuer may issue additional equity securities;

•	the Resulting Issuer, following the Transaction, may not realize the anticipated benefits of the Transaction;

•	there are risks related to the integration of TPCO’s and Gold Flora’s existing businesses;

•	the Resulting Issuer’s business mix following the Transaction will be different than that of TPCO and Gold Flora separately;

•	the trading price of the TPCO Shares prior to the Merger Effective Time and the trading price of the Resulting Issuer Shares following the Merger Effective Time may be volatile; and

•	the unaudited pro forma condensed combined financial information of the Resulting Issuer are presented for illustrative purposes only and may not be an indication of the Resulting Issuer’s financial condition or results of operations following the Transaction.

The risk factors identified above are a summary of certain of the risk factors contained elsewhere or incorporated by reference in this Circular.  See “Risk Factors Relating to the Transaction”. TPCO Shareholders should carefully consider all such risk factors.

Information about TPCO

For information concerning TPCO, see Appendix E.

Information about Gold Flora

For information concerning Gold Flora, see Appendix F.

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RISK FACTORS RELATING TO THE TRANSACTION

TPCO Shareholders voting in favour of the Business Combination Resolution and the Domestication Resolution will be choosing to combine through the Resulting Issuer the businesses of TPCO and Gold Flora. The completion of the Transaction involves risks. In addition to the risk factors described under “Item 1A. Risk Factors” in The Parent Company 2022 Annual Report  and Appendix F “Information Concerning Gold Flora – Risk Factors” in this Circular, the following are additional and supplemental risk factors which TPCO Shareholders should carefully consider before making a decision regarding approving the Business Combination Resolution and the Domestication Resolution. Readers are cautioned that such risk factors are not exhaustive and additional risks and uncertainties, including those currently unknown or considered immaterial to TPCO, may also adversely affect the TPCO Shares before the Transaction, and the Resulting Issuer Shares following the Transaction, and/or the business of TPCO before the Transaction and of the Resulting Issuer following the Transaction.

Each of TPCO and Gold Flora have a history of losses, and the Resulting Issuer may never achieve profitability or generate positive cash flow.

TPCO had operating losses for the year ended December 31, 2022 of US$242,938,219 (including an impairment loss of US$130,566,825) and an operating loss of US$733,885,024 (including an impairment loss of US$575,498,897) for the year ended December 31, 2021. Gold Flora had operating income for the year ended December 31, 2022 of US$ 3,175,185 (including an impairment loss of $Nil) and an operating loss of US$6,062,218 (including an impairment loss of $Nil) for the year ended December 31, 2021. The Resulting Issuer may never achieve profitability or generate positive cash flow, which could cause the Resulting Issuer to curtail its operations and could adversely affect your investment.

The Transaction is subject to satisfaction or waiver of various conditions

Completion of the Transaction is subject to, among other things, the approval of the Court, Required Shareholder Approval, Gold Flora Securityholder approval and the receipt of all necessary regulatory approvals, all of which may be outside the control of TPCO. There can be no assurance that these conditions will be satisfied or that the Transaction will be completed as currently contemplated or at all.

Delays in the completion of the Transaction could, among other things, result in additional transaction costs, loss of revenue or other negative effects associated with uncertainty about completion of the Transaction. In addition, if the Transaction is not completed, TPCO could be subject to litigation related to any failure to complete the Transaction or related to any enforcement proceeding commenced against TPCO to perform their respective obligations under the Business Combination Agreement.

TPCO Shareholders will receive a fixed number of Resulting Issuer Shares

TPCO Shareholders will receive a fixed number of Resulting Issuer Shares under the Transaction, rather than a variable number of Resulting Issuer Shares with a fixed relative market value. As the number of Resulting Issuer Shares to be received in respect of each TPCO Share under the Transaction will not be adjusted to reflect any change in the relative market value of TPCO Shares, Gold Flora Membership Units or Stately Shares, respectively, the number of Resulting Issuer Shares received by TPCO Shareholders under the Transaction may vary significantly from the relative market value of TPCO Shares, Gold Flora Membership Units or Stately Shares as of the date hereof. There can be no assurance that the relative market price of TPCO Shares, Gold Flora Membership Units or Stately Shares on the Effective Date will be the same or similar to the relative market prices of such shares on the date of the Meeting. Many of the factors that affect the market prices of the TPCO Shares, Gold Flora Membership Units or Stately Shares are beyond the control of TPCO. These factors include fluctuations in commodity prices, fluctuations in currency exchange rates, changes in the regulatory environment, adverse political developments, prevailing conditions in the capital markets and interest rate fluctuations.

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The Business Combination Agreement may be terminated in certain circumstances

Each of TPCO and Gold Flora has the right to terminate the Business Combination Agreement in certain circumstances. Accordingly, there is no certainty, nor can TPCO provide any assurance, that the Transaction will not be terminated by either TPCO or Gold Flora before the completion of the Transaction. For instance, TPCO has the right, in certain circumstances, to terminate the Business Combination Agreement if there is a Material Adverse Effect in respect of Gold Flora. Conversely, Gold Flora has the right, in certain circumstances, to terminate the Business Combination Agreement if there is a Material Adverse Effect in respect of TPCO. There is no assurance that a Material Adverse Effect will not occur before the Effective Date, in which case TPCO and Gold Flora could elect to terminate the Business Combination Agreement and the Transaction would not proceed. Failure to complete the Transaction could negatively impact the trading price of the TPCO Shares or otherwise adversely affect the business of TPCO.

The Business Combination Agreement contains provisions that restrict TPCO’s ability to pursue alternatives to the Transaction and, in specified circumstances, TPCO could be required to pay the Gold Flora a non-completion fee of US$4 million

Under the Business Combination Agreement, TPCO is restricted, subject to certain exceptions, from soliciting, initiating, knowingly encouraging or facilitating, discussing or negotiating, or furnishing information with regard to, any Acquisition Proposal or any inquiry, proposal or offer relating to any Acquisition Proposal from any person. If the TPCO Board (after consultation with its financial advisors and legal counsel) determines that such proposal is more favourable to the TPCO Shareholders, from a financial point of view, than the Transaction, and the TPCO Board recommends such proposal to the TPCO Shareholders or if TPCO enters into another definitive agreement, Gold Flora would be entitled to a non-completion fee of US$4 million. This non-completion fee may discourage other parties from attempting to enter into a business transaction with TPCO, even if those parties would otherwise be willing to enter into an agreement with TPCO for a business combination and would be prepared to pay consideration with a higher price per share or cash market value than the per share market value proposed to be received or realized in the Transaction. In addition, payment of such amount may have a material adverse effect on the business and affairs of TPCO. See Appendix C “Business Combination Agreement (Including the Plan of Arrangement as Schedule A)”.

TPCO will incur costs even if the Transaction is not completed and TPCO may have to pay various expenses incurred in connection with the Transaction

Certain costs related to the Transaction, such as legal, accounting and certain financial advisor fees, must be paid by TPCO even if the Transaction is not completed. TPCO is liable for its own costs incurred in connection with the Transaction.

Uncertainty surrounding the Transaction could adversely affect TPCO’s retention of customers, suppliers and personnel and could negatively impact future business and operations

The Transaction is dependent upon satisfaction of various conditions, and as a result its completion is subject to uncertainty. In response to this uncertainty, TPCO’s customers and suppliers may delay or defer decisions concerning TPCO. Any change, delay or deferral of those decisions by customers and suppliers could negatively impact the business, operations and prospects of TPCO, regardless of whether the Transaction is ultimately completed, or of the Resulting Issuer if the Transaction is completed. Similarly, current and prospective employees of TPCO may experience uncertainty about their future roles with the Resulting Issuer until the Resulting Issuer’s strategies with respect to such employees are determined and announced. This may adversely affect TPCO’s ability to attract or retain key employees in the period until the Transaction is completed or thereafter.

While the Transaction is pending, TPCO is restricted from taking certain actions

The Business Combination Agreement restricts TPCO from taking specified actions until the Transaction is completed without the consent of Gold Flora which may adversely affect the ability of TPCO to execute certain business strategies, including, but not limited to, the ability in certain cases to enter into or amend contracts, acquire or dispose of assets, incur indebtedness or incur capital expenditures. These restrictions may prevent TPCO from pursuing attractive business opportunities that may arise prior to the completion of the Transaction.

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The pending Transaction may divert the attention of TPCO’s management

The pendency of the Transaction could cause the attention of TPCO’s management to be diverted from the day-to-day operations and customers or suppliers may seek to modify or terminate their business relationships with TPCO. These disruptions could be exacerbated by a delay in the completion of the Transaction and could have an adverse effect on the business, operating results or prospects of TPCO regardless of whether the Transaction is ultimately completed, or of the Resulting Issuer if the Transaction is completed.

Payments in connection with the exercise of dissent rights may impair the Resulting Issuer’s financial resources

Registered TPCO Shareholders have the right to exercise certain Dissent Rights and demand payment of the fair value of their TPCO Shares, in cash, in connection with the Arrangement and/or the Domestication in accordance with the BCBCA. If there are a significant number of TPCO Dissenting Shareholders, a substantial cash payment may be required to be made to such TPCO Dissenting Shareholders that could have an adverse effect on the Resulting Issuer’s financial condition and cash resources if the Transaction is completed.

TPCO directors and officers may have interests in the Transaction different from the interests of TPCO Shareholders

Directors and executive officers of TPCO negotiated the terms of the Business Combination Agreement, and the TPCO Board has unanimously recommended (with interested directors recusing themselves from voting) that TPCO Shareholders vote in favour of the Transaction. These directors and executive officers may have interests in the Transaction that are different from, or in addition to, those of TPCO Shareholders generally. TPCO Shareholders should be aware of these interests. The TPCO Board was aware of, and considered, these interests when it declared the advisability of the Business Combination Agreement and unanimously recommended (with interested directors recusing themselves from voting) that TPCO Shareholders approve the Business Combination Resolution and the Domestication Resolution.

Tax consequences of the Transaction may differ from anticipated treatment, including that if the Transaction does not qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code, some TPCO Shareholders may be required to pay substantial U.S. federal income taxes

There can be no assurance that the CRA, the U.S. Internal Revenue Service or other applicable taxing authorities will agree with the Canadian and U.S. federal income tax consequences of the Transaction, as applicable, as set forth in this Circular. Furthermore, there can be no assurance that applicable Canadian and U.S. income tax laws, regulations or tax treaties will not change (legislatively, judicially or otherwise) or be interpreted in a manner, or that applicable taxing authorities will not take an administrative position, that is adverse to TPCO, Gold Flora, the Resulting Issuer and their respective shareholders following completion of the Transaction. Taxation authorities may also disagree with how TPCO, Gold Flora or the Resulting Issuer following the Transaction calculate or have in the past calculated their income or other amounts for tax purposes. Any such events could adversely affect the Resulting Issuer or its share price.

Although TPCO intends that the Transaction will qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code, it is possible that the IRS may assert that the Transaction fails (in whole or in part) to qualify as such. If the IRS were to be successful in any such contention, or if for any other reason the Transaction was to fail to qualify as a “reorganization,” each U.S. Holder of Gold Flora Membership Units, TPCO Shares or Stately Shares would recognize a gain or loss with respect to all such U.S. Holder’s Gold Flora Membership Units, TPCO Shares or Stately Shares, as applicable, based on the difference between: (i) that U.S. Holder’s tax basis in such shares; and (ii) the fair market value of the Resulting Issuer Shares received.

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Following completion of the Transaction, the Resulting Issuer may issue additional equity securities

Following completion of the Transaction, the Resulting Issuer may issue equity securities to finance its activities, including in order to finance acquisitions. If the Resulting Issuer were to issue Resulting Issuer Shares, a holder of Resulting Issuer Shares may experience dilution in the Resulting Issuer’s cash flow or earnings per share. Moreover, as the Resulting Issuer’s intention to issue additional equity securities becomes publicly known, the Resulting Issuer Share price may be materially adversely affected.

Risk Factors Related to the Operations of the Resulting Issuer Following the Transaction

The Resulting Issuer, following the Transaction, may not realize the anticipated benefits of the Transaction

TPCO and Gold Flora are proposing to complete the Transaction to strengthen the position of each entity and to create the opportunity to realize certain benefits including, among other things, those set forth in this Circular under “Proposal 1 - The Business Combination Resolution – Reasons for the Transaction.” Achieving the benefits of the Transaction depends in part on the ability of the Resulting Issuer to effectively capitalize on its scale, scope and leadership, to realize the anticipated operating synergies, and to maximize the potential of its growth opportunities. A variety of factors, including those risk factors set forth in this Circular and the documents incorporated by reference herein, may adversely affect the ability to achieve the anticipated benefits of the Transaction.

There are risks related to the integration of TPCO’s and Gold Flora’s existing businesses

The ability to realize the benefits of the Transaction including, among other things, those set forth in this Circular under “Proposal 1 - The Business Combination Resolution – Reasons for the Transaction.” , will depend in part on successfully consolidating functions and integrating operations, procedures and personnel in a timely and efficient manner, as well as on the Resulting Issuer’s ability to realize the anticipated growth opportunities and operating synergies from integrating TPCO’s and Gold Flora’s businesses following completion of the Transaction. Many operational and strategic decisions with respect to the Resulting Issuer following completion of the Transaction have not yet been made. These decisions and the integration will require the dedication of substantial management effort, time and resources which may divert management’s focus and resources from other strategic opportunities of the Resulting Issuer following completion of the Transaction, and from operational matters during this process. The integration process may result in the loss of key employees and the disruption of ongoing business, customer and employee relationships that may adversely affect the ability of the Resulting Issuer, following completion of the Transaction, to achieve the anticipated benefits of the Transaction.

The Resulting Issuer’s business mix following the Transaction will be different than that of TPCO and Gold Flora separately

Completion of the Transaction will result in a combination of the current business activities currently carried on by each of TPCO and Gold Flora as separate entities. The combination of these activities through the Resulting Issuer may expose TPCO Shareholders and Gold Flora Securityholders and creditors to different business risks than those to which they were exposed in respect of TPCO and Gold Flora separately prior to the Transaction. In particular, TPCO Shareholders will gain greater exposure to the risks inherent in the Gold Flora Business, and Gold Flora Securityholders will be exposed to risks inherent in the TPCO Business.

The trading price of the TPCO Shares prior to the Merger Effective Time and the trading price of the Resulting Issuer Shares following the Merger Effective Time may be volatile

The trading price of the TPCO Shares has been and may continue to be subject to and, following completion of the Transaction, the Resulting Issuer Shares may be subject to, material fluctuations and may increase or decrease in response to a number of events and factors, including:

•	current events affecting the economic situation in the United States and internationally;

•	regulatory and/or government actions, rulings or policies;

•	changes in financial estimates and recommendations by securities analysts;

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•	acquisitions and financings;

•	quarterly variations in operating results;

•	the issuance of additional equity securities by TPCO or, following completion of the Transaction, the Resulting Issuer, as applicable, or the perception that such issuance may occur; and

•	purchases or sales of blocks of TPCO Shares or, following completion of the Transaction, the Resulting Issuer Shares, as applicable.

The unaudited pro forma condensed combined financial information of the Resulting Issuer are presented for illustrative purposes only and may not be an indication of the Resulting Issuer’s financial condition or results of operations following the Transaction

The unaudited pro forma condensed combined financial information contained in this Circular is presented for illustrative purposes only as of its respective dates and may not be an indication of the financial condition or results of operations of the Resulting Issuer following the Transaction for several reasons. The unaudited pro forma condensed combined financial information has been derived from the respective historical financial statements of TPCO and Gold Flora, and certain adjustments and assumptions made as of the dates indicated therein have been made to give effect to the Transaction. The information upon which these adjustments and assumptions have been made is preliminary and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the unaudited pro forma condensed combined financial information does not include, among other things, estimated cost or synergies, adjustments related to restructuring or integration activities, future acquisitions or disposals not yet known or probable, or impacts of Transaction-related change in control provisions that are currently not factually supportable and/or probable of occurring. Therefore, the pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of what the Resulting Issuer’s actual financial condition or results of operations would have been had the Transaction been completed on the date indicated. Accordingly, the combined business, assets, results of operations and financial condition may differ significantly from those indicated in the unaudited pro forma financial information.

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NOTICE TO SECURITYHOLDERS IN THE UNITED STATES

THE TRANSACTION AND THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE TRANSACTION HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR THE SECURITIES REGULATORY AUTHORITIES OF ANY STATE OF THE UNITED STATES, NOR HAS THE SEC OR THE SECURITIES REGULATORY AUTHORITIES OF ANY STATE OF THE UNITED STATES PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTION OR UPON THE ADEQUACY OR ACCURACY OF THIS CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

The following discussion is only a general overview of certain requirements of U.S. Securities Laws relating to the Transaction that may be applicable to TPCO Shareholders. Each TPCO Shareholder is urged to consult such person’s professional advisors to determine the U.S. conditions and restrictions applicable to trades in the Resulting Issuer Shares issuable pursuant to the Transaction.

Exemption from U.S. Registration

The Resulting Issuer Shares, the shares of Gold Flora Delaware common stock, par value US$0.01  per share (the “Gold Flora Delaware Shares”), the TPCO Replacement Options, the TPCO Replacement RSUs, the TPCO Replacement PSUs, and the TPCO Replacement Warrants to be distributed pursuant to the Transaction have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and will be issued and exchanged in reliance upon the Section 3(a)(10) Exemption and exemptions under the securities laws of each of the respective U.S. states in which the holders reside. The Section 3(a)(10) Exemption exempts from registration a security that is issued in exchange for outstanding securities and other property where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange have the right to appear (and receive timely and adequate notice thereof), by a court or by a Governmental Entity expressly authorized by law to grant such approval. Such court or Governmental Entity must be advised before the hearing that the issuer will rely on the Section 3(a)(10) Exemption based on the court’s or Governmental Entity’s approval of the transaction.

See “Securities Law Matters — U.S. Securities Laws” and “Regulatory Matters — Stock Exchange Matters”.

GAAP Accounting Principles

All financial statements and financial data derived therefrom included in this Circular pertaining to TPCO and Gold Flora, including the unaudited pro forma condensed combined financial statements, have been prepared and presented in accordance with United States GAAP except as otherwise noted. Critical accounting policies, estimates, assumptions and elections may vary between TPCO and Gold Flora. Management of TPCO and Gold Flora have reviewed the unaudited pro forma condensed combined financial statements included in this Circular. For further details, see the notes to the unaudited pro forma condensed combined financial statements set forth under the heading “Unaudited Pro Forma Condensed Financial Information” below.

Pro forma financial information included in this Circular is for informational purposes only and is unaudited. All unaudited pro forma financial information contained in this Circular has been derived from underlying financial statements prepared and adjusted in accordance with GAAP to illustrate the effect of the Transaction. The pro forma financial information set forth in this Circular should not be considered to be what the actual financial position or other results of operations would have necessarily been had TPCO and Gold Flora operated as a single combined company as, at, or for the periods stated.

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Tax Matters

This Circular does not address any tax considerations of the Transaction other than certain Canadian federal income tax considerations and certain U.S. federal income tax considerations applicable to TPCO Shareholders. TPCO Shareholders that are resident or subject to tax in any jurisdiction outside of Canada or the United States (a “Foreign Tax Jurisdiction”) should be aware that the Transaction may have tax consequences to such TPCO Shareholder in one or more Foreign Tax Jurisdictions. No tax advice or opinion whatsoever is provided in this Circular to TPCO Shareholders with respect to tax considerations involving Foreign Tax Jurisdictions. TPCO Shareholders that are resident or subject to tax in any Foreign Tax Jurisdiction are urged to consult their own independent tax advisors with respect to the relevant tax implications of the Transaction and for advice regarding the specific federal, provincial, state, local and foreign tax considerations applicable to them, including, without limitation, any associated filing requirements, in such jurisdictions.

HOLDERS OF TPCO SHARES SHOULD CONSULT THEIR OWN TAX, LEGAL AND FINANCIAL ADVISORS REGARDING THE PARTICULAR CONSEQUENCES TO THEM OF THE TRANSACTION.

Enforcement of Civil Liabilities

The enforcement by securityholders of civil liabilities under U.S. federal securities laws may be affected adversely by the fact that TPCO is incorporated or organized outside the United States. As a result, securityholders in the United States may be unable to effect service of process within the United States upon TPCO, some of its officers or the experts named herein, or to realize against them upon judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States or any applicable securities laws of any state of the United States. In addition, securityholders in the United States should not assume that the courts of Canada: (i) would enforce judgments of United States courts obtained in actions against such persons predicated upon civil liabilities under the federal securities laws of the United States or any applicable securities laws of any state of the United States; or (ii) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under the federal securities laws of the United States or any applicable securities laws of any state of the United States.

GENERAL MATTERS

Defined Terms In this Circular, unless otherwise indicated or the context otherwise requires, terms defined in Appendix A shall have the meanings attributed thereto. Words importing the singular include the plural and vice versa and words importing gender include all genders.

Unless otherwise noted or the context indicates otherwise, in this Circular and management information circular references to the “Company”, “TPCO,” “The Parent Company”, “we”, “us” and “our” refer to TPCO Holding Corp. and its subsidiaries.

References in this Circular to “cannabis” mean all parts of the plant cannabis sativa L. containing more than 0.3 percent tetrahydrocannabinol (“THC”), including all compounds, manufactures, salts, derivatives, mixtures, or preparations.

All currency amounts in this Circular are stated in United States dollars, unless otherwise noted. All references to “dollars” “US$” or “$” are to United States dollars and all references to “C$” are to Canadian dollars.

Information Contained in this Circular

The information contained in this Circular, unless otherwise indicated, is given as of May 12, 2023. No person has been authorized by the Company to give any information (including any representations) in connection with the matters to be considered at the Meeting other than the information contained in this Circular. This Circular does not constitute an offer to buy, or a solicitation of an offer to acquire, any securities, or a solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or is unlawful. Information contained in this Circular should not be construed as legal, tax or financial advice, and TPCO Shareholders should consult their own professional advisors concerning the consequences of the Transaction in their own circumstances. This Circular and the transactions contemplated by the Business Combination Agreement, the Plan of Arrangement and the Agreement and Plan of Merger have not been approved or disapproved by any securities regulatory authority nor has any securities regulatory authority passed upon the fairness or merits of such transactions or upon the accuracy or adequacy of the information contained in this Circular. Any representation to the contrary is unlawful.

Information Contained in this Circular Regarding Gold Flora

Certain information included in this Circular pertaining to Gold Flora, including, but not limited to, information pertaining to Gold Flora in Appendix F, has been furnished by Gold Flora. Although the Company does not have any knowledge that would indicate that such information is untrue or incomplete, neither the Company nor any of its directors or officers assumes any responsibility for the accuracy or completeness of such information, or for the failure by Gold Flora to disclose events or information that may affect the completeness or accuracy of such information.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This Circular contains statements that constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. These forward-looking statements relate to, among other things, the benefits of the Transaction, the management of the Resulting Issuer, expected completion of the Transaction and the listing of Resulting Issuer Shares on a trading exchange.  Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Gold Flora’s and the Company’s current projections and expectations about future events and financial trends that they believe might affect their financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by each party in light of the experience and perception of historical trends, current conditions and expected future developments and other factors each party believes are appropriate. Forward looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors, including, among others, those related to the inability of the parties to successfully or timely consummate the Transaction; the risk that any required regulatory approvals (including any requisite stock exchange approval) are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect expected benefits of the Transaction, if not obtained; the failure to realize the anticipated benefits of the Transaction; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability to secure a trading exchange for the Resulting Issuer Shares; the failure to satisfy the conditions to the consummation of the Transaction, including approval of the Transaction by the shareholders or unitholders of the parties to the Transaction and the approval of the Supreme Court of British Columbia; and such other risks set forth under the heading “Risk Factors Relating to the Transaction” and those contained in the public filings of the Company filed with Canadian Securities Regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the SEC and available on EDGAR at www.sec.gov/edgar, including those under “Item 1A. Risk Factors” in The Parent Company 2022 Annual Report, included as Appendix P to this Circular.

These risks and uncertainties may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. The Company expressly disclaims any intention or obligation to update or revise any information contained in this Circular (including forward-looking information) except as required by applicable Laws, and TPCO Shareholders should not assume that any lack of update to information contained in this Circular means that there has been no change in that information since the date of this Circular and should not place undue reliance on forward-looking information.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized share capital of TPCO consists of an unlimited number of TPCO Shares. Each TPCO Shareholder is entitled to one vote for each TPCO Share held. As of the Record Date, 119,639,009 TPCO Shares were issued and outstanding.

There are no special rights or restrictions attached to the TPCO Shares. The TPCO Shares rank equally as to all benefits which might accrue to the holders thereof, including the right to receive dividends out of monies of TPCO properly applicable to the payment of dividends if and when declared by the TPCO Board and to participate ratably in the remaining assets of the Company in any distribution on a dissolution or winding-up. TPCO Shareholders do not have cumulative voting rights with respect to the election of directors.

Any TPCO Shareholder of record at the close of business on the Record Date who either attends the Meeting or who has completed and delivered a proxy in the manner specified, subject to the provisions described above, will be entitled to vote or to have such TPCO Shareholder’s TPCO Shares voted at the Meeting.

As of the Record Date, to the knowledge of the directors and executive officers of TPCO, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of TPCO carrying ten percent (10%) or more of the voting rights attached to the TPCO Shares.

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PROPOSAL 1 — THE BUSINESS COMBINATION RESOLUTION

At the Meeting, TPCO Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Business Combination Resolution attached to this Circular as Appendix B-1 to approve the Business Combination and other matters. The terms of the Business Combination, the Plan of Arrangement and the Merger are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement and the Plan of Arrangement and Agreement and Plan of Merger attached thereto, which have been filed on SEDAR at www.sedar.com and EDGAR at www.sec.gov under TPCO’s issuer profile. A copy of the Plan of Arrangement is also attached to this Circular as Schedule A under Appendix C.

To be effective, the Business Combination Resolution must receive the Required Shareholder Approval. See “—Required Shareholder Approval”. A copy of the Business Combination Resolution is set out in Appendix B-1.

Unless otherwise directed in properly completed forms of proxy, it is the intention of the individuals named in the enclosed form of proxy to vote FOR the Business Combination Resolution. If you do not specify how you want your TPCO Shares to be voted at the Meeting, the persons named as proxyholders in the enclosed form of proxy will cast the votes represented by your proxy at the Meeting FOR the Business Combination Resolution.

If the Transaction is approved at the Meeting, the Final Order approving the Arrangement is issued by the Court and the applicable conditions to the completion of the Transaction are satisfied or waived, the Transaction is expected to take effect at the Arrangement Effective Time on the Effective Date, which is expected to occur in the third quarter of 2023, or such other date as may be agreed by Gold Flora and TPCO.

Purpose of the Transaction

The purpose of the Transaction is to combine the TPCO Business and the Gold Flora Business pursuant to the terms and conditions of the Business Combination Agreement. Pursuant to the Transaction, (i) TPCO, Stately and Newco will amalgamate to form the Resulting Issuer and all shares in the capital of each of TPCO, Newco and Stately  outstanding immediately prior to such amalgamation shall be cancelled in exchange for Resulting Issuer Shares pursuant to a court-approved plan of arrangement under Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set forth in the Business Combination Agreement and the Plan of Arrangement appended thereto; and (ii) the Resulting Issuer will acquire all of the Gold Flora Membership Units by way of the Merger involving US Merger Sub and Gold Flora, on the terms and conditions set forth in the Business Combination Agreement and the Agreement and Plan of Merger. As part of the Transaction, the Resulting Issuer will also continue from the Province of British Columbia into the State of Delaware under the name “Gold Flora Corporation”.

Subject to the terms and conditions set forth in the Business Combination Agreement and the Plan of Arrangement, TPCO Shareholders will receive the TPCO Consideration (being one (1) Resulting Issuer Share for each TPCO Share outstanding immediately prior to the Arrangement Effective Time, subject to adjustment), and Stately Shareholders will receive the Stately Consideration (being 0.1913 of a Resulting Issuer Share for each Stately Share outstanding immediately prior to the Arrangement Effective Time). Subject to the terms and conditions set forth in the Business Combination Agreement and the Agreement and Plan of Merger, Gold Flora Securityholders will receive the Gold Flora Consideration (being 1.5233 Resulting Issuer Shares for each Gold Flora Membership Unit outstanding immediately prior to the Merger Effective Time, such ratio, subject to adjustment).

Background to the Transaction

On February 22, 2023, TPCO and Gold Flora announced the execution of the Business Combination Agreement pursuant to which, inter alia, Gold Flora and TPCO agreed to combine their respective operations.

The Business Combination Agreement is the result of extensive arm’s length negotiations among representatives of TPCO (under the guidance and supervision of the TPCO Special Committee) and Gold Flora and their respective legal and financial advisors. The following is a summary of the material meetings, negotiations, discussions and actions among the parties which preceded the execution of the Business Combination Agreement and the public announcement of the Transaction.

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The cannabis industry is rapidly evolving, which necessitates the frequent consideration of various strategic opportunities.  In this regard, on July 14, 2022, TPCO (under the supervision of the TPCO Board) engaged Hyperion as its financial advisor in connection with the investigation of, and services rendered in connection with, a strategic review of opportunities in the U.S., including the delivery of a fairness opinion, if required.

Between mid-July and mid-August 2022, TPCO, with assistance from Hyperion, commenced an informal reach-out to a targeted group of third parties (which did not include Gold Flora) to assess initial interest in advancing strategic discussions.  As part of this process, TPCO met with various third parties (the “Initial Third Parties”) to discuss potential business combinations and/or commercial relationships. These meetings included dispensary tours and a tour of the facilities of one of the Initial Third Parties. On August 8, 2022, the TPCO Board met with members of TPCO management to discuss these recent meetings with the Initial Third Parties. At this meeting, the TPCO Board determined to continue to pursue discussions with the Initial Third Parties, but expressed certain initial reservations with respect the outlook of potential transactions with any of such parties. In this regard, TPCO directed Hyperion to identify other parties for a potential strategic transaction with TPCO and compare such proposals with those already presented by the Initial Third Parties.

In August 2022, Hyperion worked with management to develop a list of: (i) 24 potential third parties (which included Gold Flora and other potential strategic buyers across the sector) to discuss a variety of strategic alternatives; and (ii) items to be considered with respect to each potential party. After consideration of all potential parties, TPCO directed Hyperion to contact 12 of the identified parties, including Gold Flora.  Between early-September and mid-November, 2022, Hyperion contacted each of the 12 selected parties and was met with varying degrees of interest. During this time, discussions with the Initial Third Parties continued, with certain of such parties entering in non-disclosure agreements with TPCO to advance strategic discussions. The non-disclosure agreements entered into by TPCO with various third parties (including those with the Initial Third Parties) either did not contain a standstill provision or contained standstill provisions that have expired prior to the date of this Circular.

On September 6, 2022, Hyperion had initial conversations with Gold Flora to gauge interest in a potential business combination with TPCO.  Following initial discussions, TPCO and Gold Flora entered into a mutual non-disclosure agreement on September 7, 2022.  Shortly thereafter, the parties commenced an extensive reciprocal due diligence process. In connection with such process, members of Gold Flora’s management team met with the TPCO management team in San Jose, California on September 22, 2022 to discuss each party’s respective business and potential opportunities for a business combination.  Following such meeting, on September 27, 2022, Troy Datcher (CEO) and Rozlyn Lipsey (Executive Vice President of Operations & Wholesale) of TPCO conducted site due diligence of Gold Flora’s cultivation and manufacturing facilities in Desert Hot Springs, California.

Between late September and December 2022, representatives of both TPCO and Gold Flora exchanged information with respect to, inter alia, financial models, financial statements and select relevant financial metrics, preliminary pro forma metrics (brand revenue, dispensary count and synergy opportunities) while continuing to discuss a potential business combination and a supply/offtake agreement.

On October 31, 2022, Hyperion met with management of TPCO to discuss the status of discussions with various parties, including Gold Flora.  During this meeting, Hyperion provided an analysis on the implied public market and tangible book value of TPCO.

On November 3, 2022, Gold Flora delivered to TPCO an initial draft of a letter of intent (the “LOI”) setting out the terms of a proposed business combination between the parties, which contemplated a 70/30 split (in favour of Gold Flora) of the proposed post-closing equity interest in the combined company, subject to certain qualifications contemplated in the LOI.

On November 7, 2022, management of TPCO met with Hyperion to review and consider the LOI.  At this meeting, the attendees discussed the terms of the LOI at length. Such discussions also included: (i) capital markets environment considerations; (ii) TPCO and Gold Flora’s financial models; and (iii) capitalization tables and implied valuations.  On the same day, management of TPCO and Hyperion met with members of Gold Flora’s management team and Gold Flora’s financial advisors to discuss the LOI.  At the meeting, Gold Flora presented the merits of the transactions contemplated by the LOI, including a detailed overview of Gold Flora and the potential pro forma combined company’s profile.

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On November 10, 2022, the TPCO Board met with management and Hyperion to discuss the strategic process generally (including, without limitation, the ongoing discussions with Gold Flora).  As part of such discussions, Hyperion provided an update on: (i) discussions with potential counterparties; (ii) capital markets environment considerations; (iii) valuation considerations as they relate to TPCO; and (iv) the proposed terms and conditions of the LOI (including related capitalization tables, implied valuations and contribution analysis).  The TPCO Board discussed at length and provided direction to TPCO management and Hyperion with respect to the proposed response to the LOI.  Shortly after this meeting, Hyperion was notified that no Initial Third Party was interested in proceeding with any strategic transaction involving TPCO at this time.

On November 16, 2022, management of TPCO received an additional expression of interest from a third party (the “Subsequent Third Party”) with respect to a potential acquisition of TPCO by the Subsequent Third Party.

On November 17, 2022, Mr. Datcher (CEO of TPCO), accompanied by various members of the TPCO management team and representatives from Hyperion, met with Laurie Holcomb (CEO of Gold Flora) and certain other representatives of Gold Flora multiple times to discuss the transactions contemplated by the LOI and the respective businesses of TPCO and Gold Flora.  The parties also discussed the pro forma ownership entitlements of the parties and potential deal structures.

On November 18, 2022, Hyperion contacted the Subsequent Third Party to explore the merits of a potential transaction with TPCO.  On the same day, another third party (with whom TPCO had prior negotiations on unrelated matters) reached out to Hyperion to express interest in advancing discussions regarding a potential strategic transaction.

On November 20, 2022, TPCO received a revised indicative offer from Gold Flora which contemplated a 60/40 split (in favour of Gold Flora) of the proposed post-closing equity interest in the combined company, subject to the same qualifications reflected in the original LOI.

On November 28, 2022, the TPCO Board established the TPCO Special Committee consisting of independent directors Michael Auerbach, Mark Castaneda and Morgan Callagy, to: (i) review with management of TPCO and the TPCO Board the various strategic opportunities that are available to TPCO (including the proposed transaction with Gold Flora); (ii) provide advice and counsel to management of TPCO regarding such strategic alternatives, with a primary focus on creating long-term shareholder value and advancing the strategy of TPCO; and (iii) review material mergers, acquisitions, dispositions or other potential transactions.

On November 29, 2022, the TPCO Special Committee held its initial meeting with members of management and Hyperion to discuss the LOI and the proposed transaction with Gold Flora.  At this meeting, management of TPCO and representatives from Hyperion provided an overview of: (i) the discussions and negotiations conducted to date with Gold Flora (including a detailed account of the meetings held on November 17, 2022); and (ii) the status of discussions with various third parties with respect to potential strategic transactions.  With input from Hyperion, the TPCO Special Committee analyzed the merits of each proposed transaction involving parties other than Gold Flora. The TPCO Special Committee identified certain specific reservations or concerns that made each of those potential alternatives less appealing than the transaction being proposed by Gold Flora. After extensive discussion, the TPCO Special Committee instructed management of TPCO and Hyperion to make a counterproposal to Gold Flora, which contemplated a 55/45 split (in favour of Gold Flora) of the proposed combined company.

On December 1, 2022, TPCO management discussed the revised proposal with members of Gold Flora’s management team.  Gold Flora countered with a 57.5/42.5 split (in favour of Gold Flora) of the proposed combined company and certain other terms, including an immediately binding exclusivity provision effective until December 31, 2022 (the “Revised LOI”).

On December 2, 2022, the TPCO Special Committee met with members of the TPCO management team and representatives of Hyperion to, inter alia, discuss the latest counter proposal from Gold Flora.  The TPCO Special Committee discussed the strategic process generally, TPCO’s cash forecasts (including the minimum cash balance requirements contemplated in the counter proposal) and various other matters contemplated in the Revised LOI.  After discussion, the TPCO Special Committee recommended that the TPCO Board approve the entering into of the Revised LOI, subject to certain changes.

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Immediately after the meeting of the TPCO Special Committee, the TPCO Board held a meeting with members of the TPCO management team and representatives of Hyperion. After extensive discussion and consideration, following the recommendation of the TPCO Special Committee, the TPCO Board approved the entering into of the Revised LOI, subject to certain changes. The TPCO Board also authorized the engagement of Dentons Canada LLP (“Dentons”) as external counsel to TPCO in connection with the Transaction.

On December 2, 2022, after discussion between management of TPCO and Gold Flora, the Parties entered into the Revised LOI on the terms authorized by the TPCO Board.

Shortly after the execution of the LOI, Hyperion communicated to all other third parties participating in the process that TPCO was unable to continue discussions with respect to a potential business combination.

On December 18, 2022, TPCO circulated a draft of the Business Combination Agreement to Gold Flora.

Throughout December 2022 and January 2023, the parties continued to advance the reciprocal due diligence process. This included various in person and virtual meetings between the respective teams as well as on site due diligence. In particular, between December 13 – 20, 2022 representatives of both TPCO and Gold Flora toured each other’s retail locations in various locales throughout California in addition to Gold Flora’s headquarters in Costa Mesa, California.

During this period, TPCO (with oversight and input from the TPCO Special Committee) and Gold Flora also negotiated the Business Combination Agreement and other ancillary agreements, including the various forms of voting and support and lock-up agreements, the working capital facility and the concurrent financing documentation.

On December 21, 2022, TPCO received an unsolicited letter from another third party (the “December Offeror”) indicating their interest in a potential business combination. The letter did not contain a proposal of pro forma ownership or other relevant quantitative or qualitative metrics. TPCO promptly informed this third party that TPCO was not in a position to engage in discussions relating to a potential business combination.

On December 22, 2022, the TPCO Special Committee met with members of management and Hyperion. At the meeting, management and Hyperion updated the TPCO Special Committee on the status of the transaction, onsite visits, financial considerations and synergies. After discussion, the TPCO Special Committee authorized management to seek an amendment to the LOI to change the expiry date of the exclusivity to January 10, 2023. An amendment to the LOI was executed on such date giving effect to such extension.

On January 9, 2023, management of TPCO received an unsolicited letter of intent from a third party with respect to a proposed business combination. This letter of intent was forwarded to the TPCO Board and Hyperion for consideration. In response to the unsolicited letter, the TPCO Special Committee met with TPCO management, Hyperion and Dentons.  The TPCO Special Committee discussed at length the unsolicited letter of intent and, after due discussion and careful consideration of various quantitative and qualitative considerations, the TPCO Special Committee: (i) determined that it was not in the best interest of shareholders to explore such proposal further at this time; and (b) authorized management to allow for the exclusivity under the LOI to extend to January 20, 2023.

On January 10, 2023, the TPCO Board met with members of management, Hyperion and representatives from Dentons. Laurie Holcomb, Chief Executive Officer of Gold Flora, was also in attendance for a portion of the meeting. At the request of the TPCO Board, Ms. Holcomb provided a detailed overview of Gold Flora and discussed at length the potential pro forma profile of the combined company and the merits of the transaction. At the same meeting, the TPCO Board received an update from the TPCO Special Committee with respect to the new unsolicited offer and the TPCO Special Committee’s determination on this matter.   Shortly thereafter, Mr. Datcher informed the interested third party that TPCO was not currently able to engage with them with respect to any potential business combination.

On January 16, 2023, the TPCO Board convened a meeting. Among other matters, the TPCO Board discussed and considered the prior engagements of Hyperion with Gold Flora and determined to engage INFOR Financial to serve as financial advisors to the TPCO Special Committee and the TPCO Board and to provide a second, independent fairness opinion with respect to the Transaction (on a non-contingent, fixed fee basis).

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On January 19, 2023, the TPCO Board met with the management of TPCO to discuss, among other things, the proposed transaction with Gold Flora.  At the meeting, management provided the TPCO Board with an update on open issues and a proposed timeline.

During the period from January 19, 2023 to February 19, 2023, the parties and their respective advisors continued to negotiate the Business Combination Agreement and the various ancillary agreements. This included the negotiation of the Working Capital Facility and the Concurrent Financing documents. The parties also continued to advance their reciprocal due diligence. During this time, the parties met on a regular basis (including on January 20, 2023, January 22, 2023, January 24, 2023, January 31, 2023, February 6, 2023, February 8, 2023, February 9, 2023, February 10, 2023, February 12, 2023, February 13, 2023, February 18, 2023 and February 19, 2023) to: (i) discuss and negotiate outstanding transaction matters, including transaction structuring and key open due diligence items; and (ii) facilitate completion of the reciprocal due diligence process.  The TPCO Special Committee and the TPCO Board also received regular updates on the transaction progress, including at a meeting of the TPCO Special Committee held on January 30, 2023.  After extensive discussions and negotiations, the parties tentatively agreed to revise the economic terms of the Transaction to reflect a 51/49 split (in favour of Gold Flora) of the proposed combined company.

On the morning of February 20, 2023, the TPCO Special Committee attended a meeting with members of management, Dentons, Hyperion, and INFOR Financial. All other TPCO Board members attended a portion of the meeting by invitation. During the course of the meeting, representatives of management and Dentons provided an overview of certain specific terms and conditions of the various definitive agreements and answered questions from the TPCO Special Committee. The TPCO Special Committee received oral versions of the Hyperion Fairness Opinion from Hyperion and the INFOR Financial Fairness Opinion from INFOR Financial, each of which confirmed that, as of the date thereof, based upon and subject to the assumptions made, matters considered and limitations and qualifications to be set forth in such opinions, and such other factors as each such advisor considered relevant, the TPCO Consideration to be paid to TPCO Shareholders pursuant to the Transaction was fair, from a financial point of view, to TPCO Shareholders.

In particular, the TPCO Special Committee considered the alternative of maintaining the status quo and not undertaking a transaction with Gold Flora, taking into account TPCO’s current financial position, prospects and valuation, the potential benefits that the Transaction would provide to TPCO and the TPCO Shareholders over the long-term, including the synergies that will result from the combination of the two companies and their expanded combined footprint in California. The TPCO Special Committee also considered various other aspects of the Transaction, including an analysis of potential collateral benefits in connection with the Transaction.

During an in camera session of the TPCO Special Committee (with only the committee members present), after duly considering the financial aspects and other considerations relating to the Transaction (including those discussed immediately above), the potential impact on the TPCO Shareholders and other TPCO stakeholders, legal and financial advice (including the INFOR Financial Fairness Opinion and the Hyperion Fairness Opinion), and other matters considered relevant, the TPCO Special Committee unanimously determined: (i) that the Transaction is in the best interests of TPCO and that the Transaction is fair, from a financial point of view, to TPCO Shareholders; and (ii) to recommend to the TPCO Board that TPCO approve the Transaction and enter into the Business Combination Agreement. For further details, see “The Business Combination Resolution – Reasons for the Transaction.”

Following the meeting of the TPCO Special Committee, a meeting of the TPCO Board was convened. Mr. Datcher declared his conflict of interest with respect to the acceleration of certain employment benefits in connection with the completion of the Transaction. The TPCO Board received the recommendation of the TPCO Special Committee. INFOR Financial then reconfirmed the verbal INFOR Financial Fairness Opinion to the TPCO Board which stated that, as of the date thereof, based upon and subject to the assumptions made, matters considered and limitations and qualifications to be set forth in the INFOR Financial Fairness Opinion, and such other factors as INFOR Financial considered relevant, the Consideration to be received by the TPCO Shareholders pursuant to the Transaction is fair, from a financial point of view, to the TPCO Shareholders. As all of the members of the TPCO Board had also attended the relevant portion of the TPCO Special Committee Meeting, the TPCO Board also took under advisement the Hyperion Fairness Opinion.  During an in camera session, the TPCO Board considered the Transaction at length. After careful deliberations, the TPCO Board meeting was adjourned to a later date in order to enable resolution of a key transaction point.

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Shortly after market close on February 21, 2023, the meeting of the TPCO Board was reconvened to finalize consideration of the merits of the Transaction. TPCO’s internal legal counsel and representatives from Dentons participated by invitation.  The TPCO Board was advised that all material transaction points had been resolved. After careful consideration and having considered, among other things, the recommendation of the TPCO Special Committee (including the Hyperion Fairness Opinion), the INFOR Financial Fairness Opinion, advice from its legal counsel with respect to fiduciary duties, the impact of the Transaction on the TPCO Shareholders and other stakeholders, legal and financial advice and other matters considered relevant, the disinterested members of the TPCO Board unanimously: (i) determined that the Transaction is in the best interests of TPCO and that the Transaction is fair, from a financial point of view, to TPCO Shareholders; (ii) authorized the submission of the Transaction to  TPCO Shareholders for their approval at the TPCO Meeting; and (iii) determined to recommend that TPCO Shareholders that they vote for the Transaction. For further details, see “—Reasons for the Transaction.”

During the evening of February 21, 2023, the parties finalized, executed, and delivered the Business Combination Agreement and all ancillary agreements.

Prior to market open on February 22, 2023, TPCO issued a news release announcing the Transaction.

On April 27, 2023, the TPCO Board met to discuss, among other things, the recently issued audited financial statements of Gold Flora for the year ended December 31, 2022. In light of certain differences in the actual financial results of both Gold Flora and TPCO for Q4 2022 (the “Updated Financial Information”) relative to initial estimates, the TPCO Board requested that INFOR Financial complete a confirmatory analysis to ensure no amendments to the INFOR Financial Fairness Opinion were required. On April 30, 2023, INFOR Financial confirmed that, based upon and subject to the same assumptions, qualifications and limitations contained in the INFOR Financial Fairness Opinion, the differences between the Updated Financial Information and initial estimates had not resulted in the need for a modification to the conclusion set out in the INFOR Financial Fairness Opinion or the withdrawal of such opinion.

On May 2, 2023, the TPCO Board approved the contents and mailing of this Circular to holders of TPCO Shares, subject to any amendments approved by TPCO’s senior management, and the TPCO Board (including all the disinterested members) unanimously recommended that TPCO Shareholders vote for the Business Combination Resolution and for the Domestication Resolution.

On May 12, 2023, the Court granted the Interim Order as attached as Appendix K to this Circular.

Description of the Pre-Arrangement Transactions

The following transactions will occur prior to, and the completion of such transactions are conditions precedent to, the implementation of the Arrangement:

(1)	the exchange of each TPCO Exchangeable Share for one (1) TPCO Share in accordance with the terms of the Exchange Rights Agreement;

(2)	the issuance by TPCO of an aggregate of 17,356,299 TPCO Shares to the Caliva Shareholders (as defined in the Caliva Agreement) in accordance with the terms of the Caliva Agreement;

(3)	the issuance by TPCO of an aggregate of 3,856,955 TPCO Shares to the LCV Shareholders (as defined in the LCV Agreement) in accordance with the terms of the LCV Agreement;

(4)	the issuance by TPCO of an aggregate of 1,000,000 TPCO Shares to SC Vessel 1, LLC in accordance with the terms of the OG Agreement;

(5)	the vesting and exchange of each TPCO Vesting RSU for one TPCO Share in accordance with the terms of the agreement evidencing the grant of such TPCO Vesting RSU;

(6)	the vesting and exchange of an aggregate of 1,915,000 TPCO PSUs into an aggregate of 1,915,000 TPCO Shares in accordance with the terms of the agreements evidencing the grant of such TPCO PSUs; and

(7)	the conversion of each of the Gold Flora Convertible Securities into Gold Flora Membership Units in accordance with the terms of the certificate evidencing such security.

Description of the Arrangement

The Arrangement provides for, among other things, the Amalgamation. Pursuant to the Business Combination Agreement and the Plan of Arrangement, TPCO Shareholders will receive Resulting Issuer Shares based on the TPCO Exchange Ratio, which is subject to adjustment, and Stately Shareholders will receive Resulting Issuer Shares based on the Stately Exchange Ratio, which is subject to adjustment. The Arrangement further involves a number of steps in addition to the ones discussed in this section, which will occur and will be deemed to occur sequentially commencing at the Arrangement Effective Time without any further authorization, act or formality except as expressly provided in the Plan of Arrangement.

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At the Arrangement Effective Time, among other things:

(1)

each TPCO Replaced Option (whether vested or unvested) will be, and will be deemed to be, exchanged for a TPCO Replacement Option entitling the holder to purchase that number of Resulting Issuer Shares equal to the product obtained when the number of TPCO Shares subject to such TPCO Replaced Option immediately prior to the Amalgamation is multiplied by the TPCO Exchange Ratio, which TPCO Replacement Option will (A) continue to be governed by the TPCO Equity Incentive Plan or the Legacy Plans, as applicable, (B) have an exercise price for each Resulting Issuer Share that may be purchased under such TPCO Replacement Option equal to the quotient obtained when the exercise price per TPCO Share under the TPCO Replaced Option is divided by the TPCO Exchange Ratio (provided that no fractional Resulting Issuer Shares will be issued upon any particular exercise or settlement of TPCO Replacement Options, and the aggregate number of Resulting Issuer Shares to be issued upon exercise by a holder of one or more TPCO Replacement Options will be rounded down to the nearest whole number (with all exercises that are effectuated concurrently by a holder of TPCO Replacement Options being aggregated before any such reduction is effectuated), and the aggregate exercise price payable on any particular exercise of TPCO Replacement Options will be rounded up to the nearest whole cent (with all exercises that are effectuated concurrently by a holder of TPCO Replacement Options being aggregated before any such increase is effectuated)), and (C) otherwise have the same terms and conditions (including vesting, exercisability terms and expiry date) as were applicable to such TPCO Replaced Option immediately prior to the Amalgamation;

(2)

each TPCO Replaced Warrant will be, and will be deemed to be, exchanged for a TPCO Replacement Warrant entitling the holder to purchase that number of Resulting Issuer Shares equal to the product obtained when the number of TPCO Shares subject to such TPCO Replaced Warrant immediately prior to the Arrangement is multiplied by the TPCO Exchange Ratio, which TPCO Replacement Warrant will (A) have an exercise price for each Resulting Issuer Share that may be purchased under such TPCO Replacement Warrant equal to the quotient obtained when the exercise price per TPCO Share under the TPCO Replaced Warrant is divided by the TPCO Exchange Ratio (provided that no fractional Resulting Issuer Shares will be issued upon any particular exercise or settlement of TPCO Replacement Warrants, and the aggregate number of Resulting Issuer Shares to be issued upon exercise by a holder of one or more TPCO Replacement Warrants will be rounded down to the nearest whole number, and the aggregate exercise price payable on any particular exercise of TPCO Replacement Warrants will be rounded up to the nearest whole cent), (B) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such TPCO Replaced Warrant immediately prior to the Arrangement; and (C) continue to be evidenced by the certificate or other instrument evidencing such TPCO Replaced Warrant immediately prior to the Arrangement;

(3)

each TPCO PSU will be, and will be deemed to be, exchanged for a TPCO Replacement PSU evidencing a right to acquire, for no additional consideration, such number of Resulting Issuer Shares as is equal to: (A) that number of TPCO Shares that were issuable upon the vesting of such TPCO PSU immediately prior to the Amalgamation, multiplied by (B) the TPCO Exchange Ratio, rounded down to the nearest whole number of Resulting Issuer Shares. All terms and conditions of a TPCO Replacement PSU, including the term to expiry or vesting, conditions to and manner of exercising or settlement, will be the same as set out in the certificate for which it was exchanged, and the certificate previously evidencing such TPCO PSU will thereafter evidence and be deemed to evidence such TPCO Replacement PSU;

(4)

each TPCO Non-Vesting RSU will be, and will be deemed to be, exchanged for a TPCO Replacement RSU evidencing a right to acquire, for no additional consideration, such number of Resulting Issuer Shares as is equal to: (A) that number of TPCO Shares that were issuable upon the vesting of such TPCO Non-Vesting RSU immediately prior to the Amalgamation multiplied by (B) the TPCO Exchange Ratio, rounded down to the nearest whole number of Resulting Issuer Shares. All terms and conditions of a TPCO Replacement RSU, including the term to expiry or vesting, conditions to and manner of exercising or settlement, will be the same as set out in the certificate for which it was exchanged, and the certificate previously evidencing such TPCO Non-Vesting RSU will thereafter evidence and be deemed to evidence such TPCO Replacement RSU; and

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(5)

each Stately Replaced Warrant will be, and will be deemed to be, exchanged for a Stately Replacement Warrant entitling the holder to purchase that number of Resulting Issuer Shares equal to the product obtained when the number of Stately Shares subject to such Stately Replaced Warrant immediately prior to the Arrangement is multiplied by the Stately Exchange Ratio, which Stately Replacement Warrant will (A) have an exercise price for each Resulting Issuer Share that may be purchased under such Stately Replacement Warrant equal to the quotient obtained when the exercise price per Stately Share under the Stately Replaced Warrant is divided by the Stately Exchange Ratio (provided that no fractional Resulting Issuer Shares will be issued upon any particular exercise or settlement of Stately Replacement Warrants, and the aggregate number of Resulting Issuer Shares to be issued upon exercise by a holder of one or more Stately Replacement Warrants will be rounded down to the nearest whole number, and the aggregate exercise price payable on any particular exercise of Stately Replacement Warrants will be rounded up to the nearest whole cent), (B) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such Stately Replaced Warrant immediately prior to the Arrangement, and (C) continue to be evidenced by the certificate or other instrument evidencing such Stately Replaced Warrant immediately prior to the Arrangement.

As part of the Arrangement, the Resulting Issuer will, and will be deemed to, apply to the Registrar for authorization to continue to the State of Delaware in accordance with section 308 of the BCBCA and file with the Registrar, along with the Final Order and the Plan of Arrangement, an executed Form 45. The Resulting Issuer will file with the Secretary of State of Delaware a Certificate of Corporate Domestication in accordance with section 388 of the DGCL.

Description of the Post-Arrangement Transactions

If the Arrangement becomes effective, the following transactions will occur immediately following the completion of the Domestication:

(1)

pursuant to an agreement and plan of merger dated February 21, 2023 by and among Newco, MergerSub 1 and GF Investco, subject to the satisfaction or waiver of all conditions precedent to such merger, MergerSub 1 will merge with and into GF Investco with GF Investco surviving such merger and the separate legal existence of MergerSub 1 ceasing for all purposes and pursuant to which the shareholders of GF Investco will exchange all of their shares of GF Investco for Resulting Issuer Shares;

(2)

pursuant to an agreement and plan of merger dated February 21, 2023 by and among Newco, MergerSub 2 and GF Investco2, subject to the satisfaction or waiver of all conditions precedent to such merger, MergerSub 2 will merge with and into GF Investco2 with GF Investco2 surviving such merger and the separate legal existence of MergerSub 2 ceasing for all purposes and pursuant to which the shareholders of GF Investco2 will exchange all of their shares of GF Investco2 for Resulting Issuer Shares;

(3)	the issued and outstanding profits interest units of Gold Flora will be converted into Gold Flora Membership Units;

(4)	pursuant to the Business Combination Agreement and the Agreement and Plan of Merger, the Resulting Issuer, US Merger Sub and Gold Flora will complete the Merger; and

(5)	the Concurrent Financing (as defined herein) will be completed.

Hyperion Fairness Opinion

In July of 2022, TPCO engaged Hyperion to act as its financial advisor to review potential strategic transactions in the United States. Hyperion and TPCO confirmed the terms of such engagement pursuant to a letter agreement dated July 14, 2022, as amended by an amending agreement dated January 18, 2023 (the “Hyperion Engagement Letter”). Pursuant to the Hyperion Engagement Letter, Hyperion agreed to provide TPCO with various advisory services in connection with the Transaction, including the preparation of an opinion as to the fairness, from a financial point of view, to TPCO Shareholders of the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction.

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TPCO selected Hyperion as its financial advisor in connection with the Transaction because Hyperion has substantial M&A experience in the cannabis industry, including transactions similar to the Transaction. Hyperion provides a full range of corporate finance, merger and acquisition, and financial restructuring services.

Pursuant to Hyperion Engagement Letter, Hyperion is entitled to receive a fixed fee of C$175,000 (C$25,000 of which was due upon execution of, and C$150,000 of which was due upon the delivery of, the Hyperion Fairness Opinion) for rendering the Hyperion Fairness Opinion, which is not contingent upon completion of the Transaction or any other transaction. TPCO also agreed to pay Hyperion an additional fee upon completion of the Transaction or, subject to certain conditions, any other transaction involving a direct or indirect sale or disposition of all or a substantial amount of the shares or assets of TPCO entered into during the term of Hyperion’s engagement or for a period of six months after termination of its engagement. In addition, TPCO has agreed to reimburse Hyperion for its reasonable out-of-pocket expenses incurred in connection with Hyperion’s engagement and to indemnify, among others, Hyperion, in certain circumstances against specified liabilities that may arise directly or indirectly from services performed by Hyperion in connection with its engagement by TPCO.

None of Hyperion or its affiliates or associates is an insider, associate or affiliate of TPCO, Gold Flora, Stately or Newco or any of their respective subsidiaries, associates or affiliates, nor is it a financial advisor to any of the foregoing or any person other than TPCO in respect of the Transaction. Other than the services provided pursuant to the Hyperion Engagement Letter, during the two years preceding the date of the Hyperion Fairness Opinion, Hyperion and its affiliates have not been engaged by, performed any services for or received any compensation (nor is any such future business dealing contemplated) from TPCO, Gold Flora, Newco or Stately or any of their respective affiliates, other than in respect of (i) the engagement by Gold Flora to act as its financial advisor in the acquisition of DJSTPNV, LLC, a Nevada limited liability company, MSAA Holly LLC, a California limited liability company, VC Hollister LLC, a California limited liability company, J Smith Holdings LLC, a California limited liability company, Higher Level of Care Hollister, Inc., a California corporation, and Higher Level of Care Seaside, a California corporation, in October 2021 and (ii) the engagement by Gold Flora to act as its financial advisor in the acquisition of Ambassador Assets, LLC, a California limited liability company, Captain Kirk Services, Inc., a California corporation, dba Airfield Supply Co., and Runway Services, Inc. in December 2021, for which services described in clauses (i) and (ii) above Hyperion and its affiliates received during the 24-month period preceding the date of the Hyperion Fairness Opinion aggregate fees of approximately $0.5mm from Gold Flora. Other than the services provided pursuant to the Hyperion Engagement Letter, no material relationship is contemplated between Hyperion and its affiliates, on the one hand, and TPCO, Gold Flora, Stately or the Resulting Issuer, on the other hand.

On February 21, 2023, Hyperion delivered a written fairness opinion to the TPCO Special Committee and the TPCO Board, in which Hyperion stated that, as of the date thereof and based upon and subject to the matters set forth therein, including the assumptions, limitations and qualifications set forth therein and such other matters as Hyperion considered relevant, the TPCO Consideration to be received by the TPCO Shareholders pursuant to the Transaction is fair, from a financial point of view, to the TPCO Shareholders. The full text of the Hyperion Fairness Opinion is attached as Appendix D-1 to this Circular.

The Hyperion Fairness Opinion was prepared at the request of the TPCO Special Committee and the TPCO Board and it is for the TPCO Special Committee and the TPCO Board’s exclusive use in considering the Transaction. Hyperion performed a variety of financial and comparative analyses, including, but not limited to, trading and historical share price trading analysis, consideration analysis, precedent transaction analysis and comparable companies trading analysis, and considered other qualitative factors in order to prepare the Hyperion Fairness Opinion. Hyperion has not been asked to prepare, and has not prepared, an independent valuation, formal valuation or appraisal of TPCO, Gold Flora, Stately or Newco or any of their respective affiliates or any of their respective securities, assets or liabilities, nor has Hyperion been provided with any such valuations or appraisals, and the Hyperion Fairness Opinion should not be construed as such in any manner. The Hyperion Fairness Opinion is not, and should not be construed as, advice concerning the trading price or value of any securities of TPCO, Gold Flora, Stately or Newco at any time. Hyperion was not engaged to review, and the Hyperion Fairness Opinion expresses no view or opinion regarding, any legal, regulatory, accounting or tax aspects of TPCO, Gold Flora, Stately or Newco that may be relevant to any evaluation of the Transaction. Hyperion has relied, without independent verification, upon information provided by TPCO and its legal, regulatory, accounting and tax advisors, as applicable, with respect to such matters. Hyperion has expressed no opinion with respect to any forecasts, projections, estimates or budgets or the assumptions upon which they were based nor has it attempted to verify independently the accuracy, completeness or fair presentation of any of the information reviewed or relied upon in preparing the Hyperion Fairness Opinion. With respect to the budgets, forecasts, projections or estimates of TPCO and/or Gold Flora provided to Hyperion and used in its analyses, Hyperion has noted that projected future results are inherently subject to uncertainty. However, Hyperion has assumed that such budgets, forecasts, projections and estimates were prepared using the assumptions identified therein, which Hyperion had been advised were (or were at the time of preparation), in the opinion of TPCO and/or Gold Flora, reasonable in the circumstances. In addition, Hyperion has expressed no views as to, and the Hyperion Fairness Opinion does not address, the relative merits of the Transaction as compared to any strategic alternatives that may be available to TPCO or the decision of the TPCO Board to proceed with the Transaction. The Hyperion Fairness Opinion was not intended to be and does not constitute a recommendation to the TPCO Board, and is not a recommendation to any TPCO Shareholder or any other Person on how to act or vote with respect to the Transaction.

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The Hyperion Fairness Opinion addresses only the fairness to the TPCO Shareholders, from a financial point of view, of the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction. Hyperion expresses no view or opinion as to any other terms or aspects of the Transaction.

The foregoing is only a summary of the Hyperion Fairness Opinion and is qualified in its entirety by the full text of the Hyperion Fairness Opinion. The TPCO Board urges TPCO Shareholders to read the Hyperion Fairness Opinion carefully in its entirety. The full text of the written Hyperion Fairness Opinion, setting out the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Hyperion, is attached as Appendix D-1 to this Circular. The preparation of a fairness opinion, such as the Hyperion Fairness Opinion, is a complex process and is not necessarily amenable to partial analysis or summary description.

Hyperion was not requested to, and it did not, recommend or determine the specific TPCO Consideration payable in the Transaction. The type and amount of consideration payable in the Transaction were determined through negotiations between TPCO and Gold Flora and the decision to recommend and enter into the Business Combination Agreement was solely that of the TPCO Board. The Hyperion Fairness Opinion was only one of many factors considered by the TPCO Board in its evaluation of the Transaction and should not be viewed as determinative of the views of the TPCO Board or the management of TPCO with respect to the Transaction or the TPCO Consideration.

In arriving at the Hyperion Fairness Opinion, Hyperion did not attribute any particular weight to any specific analysis or factor, but rather made qualitative judgments based on Hyperion’s experience in rendering such opinions and on the circumstances and information as a whole. In the context of the Hyperion Fairness Opinion, Hyperion considered, among other things, the following methodologies:

a.	trading and historical share price analysis;
b.	consideration analysis;
c.	precedent transaction analysis;
d.	comparable companies trading analysis; and
e.	certain other qualitative and quantitative factors.

Trading and Historical Share Price Analysis

Hyperion reviewed the trading history of TPCO on the NEO Exchange, taking into consideration the historical exchange ratio, relative performance, 52-week intraday low to high per share trading price ranges, and other market statistics Hyperion deemed relevant to the analysis of the Transaction. Trading and historical share price analysis was reviewed, considered, and referenced for informational purposes but was not relied upon in producing the Hyperion Fairness Opinion.

Consideration Analysis

Hyperion applied certain analysis methodologies, including precedent transaction analysis and comparable companies trading analysis, to Gold Flora in order to analyze the value of the Resulting Issuer Shares comprising the TPCO Consideration under the Business Combination Agreement. Hyperion relied on management projections and Hyperion’s analysis with respect to, among other things, the forecasted revenue and EBITDA of TPCO and Gold Flora. Hyperion then reviewed public market trading statistics of multi-state operator and single state operator cannabis companies comparable to Gold Flora. Estimated financial data for the selected comparable companies was based on publicly available research, analysts’ estimates and public disclosure by the selected companies.

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Precedent Transaction Analysis

The precedent transaction analysis considers transaction multiples paid in the context of the purchase or sale of public companies. Hyperion reviewed publicly available information in connection with approximately thirty (30) transactions involving the acquisition of cannabis companies. Hyperion primarily relied on the implied enterprise value (“EV”) of the targets as compared to both actual revenue on a last twelve months basis and forecasted revenue on a next twelve months basis and considered these multiples to be the most relevant metrics for TPCO in the context of the Transaction. Hyperion also reviewed premiums to market prices paid to shareholders of target companies in select change of control transactions considered by Hyperion to be relevant and compared those to the premium represented by the  TPCO Consideration, calculated with reference to the volume weighted average price of the TPCO Shares for the 20-day period ending on February 17, 2023, as well as the closing price of the TPCO Shares on the NEO Exchange on February 17, 2023.

None of the precedent transactions are identical to the Transaction, and, in evaluating the precedent transactions, Hyperion made judgments and assumptions with regards to industry performance, general business, economic, market and financial conditions and other matters, such as the impact of competition, industry growth, and the absence of any adverse material change in the financial condition of Gold Flora, TPCO, and the companies involved in the precedent transactions, in the cannabis industry and in the financial markets generally; all of which could affect the public trading value of the companies involved in the selected transactions which, in turn, would affect the enterprise values and equity values of the companies involved in the transactions to which the Transaction is being compared. Based upon a consideration of these factors, and in its professional judgment, Hyperion considered the following precedent transactions relevant for comparative purposes:

Date of Announcement	Acquirer	Target
October 2018	iAnthus Capital Holdings Inc.	MPX Bioceutical Corp.
April 2019	Cresco Labs Inc.	Origin House
December 2020	Aphria Inc.	Tilray, Inc.
May 2021	Trulieve Cannabis Corp.	Harvest Health & Recreation
September 2021	TerrAscend Corp.	Gage Growth Corp.
December 2021	Planet 13 Holdings Inc.	Next Green Wave Holdings Inc.
February 2022 (Terminated)	Verano Holdings Corp.	Goodness Growth Holdings, Inc.
March 2022 (To Close)	Cresco Labs Inc.	Columbia Care Inc.

The implied multiples of EV for the above precedent transactions based on last twelve month (“LTM”) actual revenue and next twelve month (“NTM”) forecasted revenue were as follows:

Implied Target EV on Announcement to:
	LTM	NTM
Low . . .	4.1x	1.5x
High . . .	15.3x	7.2x

In Hyperion’s analysis and review of the precedent transactions, Hyperion took into consideration the changing market conditions experienced by the public U.S. cannabis markets as well as considered various factors, including, but not limited to, the financial performance, expected growth, timing of cash flows, margin profile, size (from a financial, operational and valuation perspective) and other factors, which Hyperion considered generally relevant in its analysis and using its professional judgement and experience, for each precedent transaction. In light of the foregoing and based on its professional judgement and experience, Hyperion applied ranges of multiples derived from the precedent transactions to each of TPCO and Gold Flora’s estimated and projected revenues for 2022 and 2023, in order to calculate implied share price ranges for TPCO and Gold Flora, respectively.

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Comparable Companies Trading Analysis

Hyperion compared public market trading statistics of TPCO to corresponding data from selected publicly-traded cannabis companies that Hyperion considered relevant (the “Comparable Companies Trading Analysis”). Hyperion considered the multiples of EV / 2023 Forecasted Revenue, EV / 2024 Forecasted Revenue, EV / 2023 Forecasted EBITDA, and EV / 2024 Forecasted EBITDA to be the most relevant metrics for purposes of the Comparable Companies Trading Analysis. Hyperion examined such multiples of each of the comparable companies (the “Comparable Companies”) and then compared those multiples to the same multiples of TPCO and Gold Flora.

Although the Comparable Companies were used for comparison purposes, none of the Comparable Companies are directly comparable to TPCO or Gold Flora. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgements concerning the differences in historical and projected financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading value of the Comparable Companies or TPCO or Gold Flora to which they were compared.

The Comparable Companies used in the Comparable Companies Trading Analysis included the following:

•	Comparable Companies (Tranche 1 – Enterprise Value in excess of US$500 million):

■	Curaleaf Holdings, Inc.
■	Green Thumb Industries Inc.
■	Trulieve Cannabis Corp.
■	Verano Holdings Corp.
■	Cresco Labs Inc.
■	TerrAscend Corp.
■	Columbia Care Inc.

•	Comparable Companies (Tranche 2 – Enterprise Value between US$150 million and $500 million):

■	Ayr Wellness Inc.
■	Ascend Wellness Holdings, Inc.
■	Jushi Holdings Inc.
■	4Front Ventures Corp.
■	Planet 13 Holdings Inc.

•	Comparable Companies (Tranche 3 – Enterprise Value below US$150 million):

■	StateHouse Holdings Inc.
■	TILT Holdings Inc.
■	Goodness Growth Holdings, Inc.
■	Lowell Farms Inc.

The implied multiples of Enterprise Value for the Comparable Companies based on 2023 and 2024 Forecasted Revenue and EBITDA were as follows:

	EV / Revenue		EV / EBITDA
	2023	2024	2023	2024
Low	0.5x	0.4x	3.6x	2.7x
High	2.1x	1.8x	13.5x	8.0x

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In light of the foregoing and based on its professional judgement and experience, Hyperion applied ranges of multiples derived from the Comparable Companies to each of TPCO and Gold Flora’s 2023 and 2024 Revenue and EBITDA, as projected by the management teams of TPCO and Gold Flora, in order to calculate implied share price ranges for TPCO and Gold Flora, respectively.

In selecting the Comparable Companies and establishing Hyperion’s ranges of multiples to calculate the implied share price ranges, which were informed by the Comparable Companies and determined using Hyperion’s professional judgement and expertise, we considered various factors including, but not limited to, the financial performance, expected growth, timing of cash flows, margin profile, size (from a financial, operational and valuation perspective) and other factors, which Hyperion considered generally relevant to the Comparable Companies.

Certain Other Qualitative Factors

Hyperion considered other qualitative factors with respect to the Transaction, including but not limited to the strategic fit of TPCO’s assets within Gold Flora’s asset portfolio and the capital market profile of the combined company including liquidity, access to capital and future prospects.

Conclusion

Based upon and subject to the foregoing, including the assumptions, limitations and qualifications set forth herein and such other matters as Hyperion considered relevant, Hyperion was of the opinion that, as of the date of the Hyperion Fairness Opinion, the TPCO Consideration to be received by the TPCO Shareholders pursuant to the Transaction is fair, from a financial point of view, to the TPCO Shareholders.

INFOR Financial Fairness Opinion

In January of 2023, the TPCO Board authorized the engagement of INFOR Financial to provide a second, independent fairness opinion to the TPCO Special Committee and the TPCO Board in connection with the Transaction. The terms of such engagement were formalized by a letter agreement dated January 18, 2023 (the “INFOR Financial Engagement Letter”), pursuant to which INFOR Financial agreed to provide the INFOR Financial Fairness Opinion on the terms and conditions set out therein.

The TPCO Board selected INFOR Financial to provide the INFOR Financial Fairness Opinion in connection with the Transaction, in part, because INFOR Financial has substantial M&A experience in the cannabis industry, including transactions similar to the Transaction. INFOR Financial offers advice on mergers and acquisitions, capital raises and corporate restructurings, and provides a full range of corporate finance, merger and acquisition, financial restructuring, sales and trading, and equity research services.

Pursuant to INFOR Financial Engagement Letter, INFOR Financial is entitled to receive a fixed fee of C$175,000 (C$25,000 of which was due upon execution of, and C$150,000 of which was due upon the delivery of, the INFOR Financial Fairness Opinion) for rendering the INFOR Financial Fairness Opinion, which is not contingent upon completion of the Transaction or any other transaction. TPCO also agreed to pay INFOR Financial C$50,000 to conduct certain confirmatory analyses, which analyses were completed on April 30, 2023, as described in “—Background to the Transaction”. In addition, TPCO has agreed to reimburse INFOR Financial for its reasonable out-of-pocket expenses incurred in connection with INFOR Financial’s engagement and to indemnify, among others, INFOR Financial, in certain circumstances against specified liabilities that may arise directly or indirectly from services performed by INFOR Financial in connection with its engagement by TPCO.

None of INFOR Financial or its affiliates or associates is an insider, associate or affiliate of TPCO, Gold Flora, Stately or Newco or any of their respective subsidiaries, associates or affiliates, nor is it a financial advisor to any of the foregoing or any person other than TPCO in respect of the Transaction. Other than the services provided pursuant to the INFOR Financial Engagement Letter, during the two years preceding the date of the INFOR Financial Fairness Opinion, INFOR Financial and its affiliates have not been engaged by, performed any services for or received any compensation (nor is any such future business dealing contemplated) from TPCO, Gold Flora, Newco or Stately or any of their respective affiliates. Other than the services provided pursuant to the INFOR Financial Engagement Letter, no material relationship is contemplated between INFOR Financial and its affiliates, on the one hand, and TPCO, Gold Flora, Stately or the Resulting Issuer, on the other hand.

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On February 20, 2023, INFOR Financial delivered an oral fairness opinion to the TPCO Special Committee and TPCO Board (followed by the written INFOR Financial Fairness Opinion), in which INFOR Financial stated that, as of the date thereof and based upon and subject to the matters set forth therein, including the assumptions, limitations and qualifications set forth therein and such other matters as INFOR Financial considered relevant, the TPCO Consideration to be received by the TPCO Shareholders pursuant to the Transaction is fair, from a financial point of view, to the TPCO Shareholders. The full text of the INFOR Financial Fairness Opinion is attached as Appendix D-2 to this Circular.

The INFOR Financial Fairness Opinion was prepared at the request of the TPCO Special Committee and TPCO Board and it is for the TPCO Special Committee and TPCO Board’s exclusive use in considering the Transaction. INFOR Financial performed a variety of financial and comparative analyses, including, but not limited to, comparable companies trading analysis, cash value per share analysis, relative combination analysis, precedent transaction analysis, and discounted cash flow analysis, and considered other qualitative factors in order to prepare the INFOR Financial Fairness Opinion.

In connection with the preparation of the INFOR Financial Fairness Opinion, INFOR Financial did not prepare or receive any valuation or appraisal of the securities, assets or liabilities of TPCO, Gold Flora or any party to the Transaction. Further, the INFOR Financial Fairness Opinion is not intended to constitute an opinion as to the “fair value” of TPCO, Gold Flora or any of the respective securities or assets thereof. INFOR Financial was not engaged to review, and the INFOR Financial Fairness Opinion expresses no view or opinion regarding, any legal, regulatory or tax aspects of the Transaction. With respect to the financial budgets, forecasts and other future oriented financial information of TPCO and Gold Flora, upon the advice of TPCO, INFOR Financial has assumed that such projections, forecasts and other future oriented financial information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management team of TPCO and Gold Flora at the time they were prepared or delivered, except to the extent updated by more current information provided to INFOR Financial by the management team of TPCO. INFOR Financial has expressed no independent view or opinion with respect to the reasonableness of any financial budget, forecasts and other future oriented financial information of TPCO or Gold Flora, or the assumptions on which they are based. In addition, the INFOR Financial Fairness Opinion was not intended to be, and does not constitute, a recommendation to the TPCO Special Committee or the TPCO Board, and is not a recommendation to any TPCO Shareholder or any other Person on how to act or vote with respect to the Transaction.

The INFOR Financial Fairness Opinion addresses only the fairness to the TPCO Shareholders, from a financial point of view, of the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction. INFOR Financial expresses no view or opinion as to any other terms or aspects of the Transaction.

The foregoing is only a summary of the INFOR Financial Fairness Opinion and is qualified in its entirety by the full text of the INFOR Financial Fairness Opinion. The TPCO Board urges TPCO Shareholders to read the INFOR Financial Fairness Opinion carefully in its entirety. The full text of the written INFOR Financial Fairness Opinion, setting out the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by INFOR Financial, is attached as Appendix D-2 to this Circular. The preparation of a fairness opinion, such as the INFOR Financial Fairness Opinion, is a complex process and is not necessarily amenable to partial analysis or summary description.

INFOR Financial was not requested to, and it did not, recommend or determine the specific TPCO Consideration payable in the Transaction. The type and amount of consideration payable in the Transaction were determined through negotiations between TPCO and Gold Flora and the decision to recommend and enter into the Business Combination Agreement was solely that of the TPCO Board. The INFOR Financial Fairness Opinion was only one of many factors considered by the TPCO Special Committee and the TPCO Board in its evaluation of the Transaction and should not be viewed as determinative of the views of the TPCO Special Committee, the TPCO Board or the management of TPCO with respect to the Transaction or the TPCO Consideration.

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In arriving at the INFOR Financial Fairness Opinion, INFOR Financial did not attribute any particular weight to any specific analysis or factor, but rather made qualitative judgments based on INFOR Financial’s experience in rendering such opinions and on the circumstances and information as a whole. In the context of the INFOR Financial Fairness Opinion, INFOR Financial considered, among other things, the following methodologies:

a.	comparable companies trading analysis;
b.	cash value per TPCO Share;
c.	relative contribution;
d.	precedent transactions analysis;
e.	discounted cash flow analysis; and
f.	certain other qualitative and quantitative factors.

Trading and Historical Share Price Analysis

INFOR Financial performed an analysis on selected publicly-listed cannabis companies which are domiciled and/or carry out operations in the United States, and which INFOR Financial believed to be generally comparable to each of TPCO, Gold Flora and Newco.

In performing this analysis, INFOR Financial analyzed (i) estimated financial information with respect to TPCO, Gold Flora and Newco, as provided by TPCO’s management; and (ii) certain publicly available financial information, including, without limitation, financial information for TPCO and selected public companies, with research analysts’ estimates for the selected public companies. When utilizing this approach, INFOR Financial considered multiples of total enterprise value (“TEV”), which was calculated as fully-diluted equity value, plus debt, less cash and cash equivalents, and, if applicable, adjusted for any minority interests. INFOR Financial considered multiples of (a) TEV, as compared to revenue and (b) TEV, as compared to Adjusted EBITDA where Adjusted EBITDA was defined in the relevant financial statements, equity research reports and TPCO, Gold Flora and Newco information, as applicable.

INFOR Financial also considered the potential profitability and projected cash-flow model of the Company on a stand-alone basis. With reference to the foregoing, including historical significant cash-burn and anticipated continued cash-burn, INFOR Financial considered, but did not rely on comparable companies trading analysis for TPCO on a stand-alone basis.

With respect to the Resulting Issuer, INFOR Financial was provided with estimated financial information for both Gold Flora and the pro-forma combined company, as provided by TPCO’s management. This information provided also incorporated potential cost savings and other synergies that TPCO’s management and advisors had identified in conjunction with Gold Flora’s management and advisors. The financial information for Newco indicated that Newco would be in position to generate profits and positive cash flow over the forecast period.

With respect to Gold Flora and Newco, INFOR Financial observed the following ranges of multiples for the primary set of publicly-traded cannabis companies which were reviewed by INFOR Financial and determined to be the most comparable to Gold Flora and Newco (in each case and as applicable, excluding select outliers, and to the extent information was available). The ranges below encompass the set of U.S. publicly-traded cannabis companies which, as at the date hereof, had a TEV ranging from approximately US$65 million to approximately US$400 million. More specifically, the following comparable companies were used to determine the multiple ranges in the table below, including select multi and single state operators in the U.S., and select operators focused primarily on the California cannabis market for which financial estimates were available as of the date of the INFOR Fairness Opinion: Medicine Man Technologies Inc., Glass House Brands Inc., Acreage Holdings, Inc., 4Front Ventures Corp., MariMed Inc., Planet 13 Holdings Inc., StateHouse Holdings Inc., Goodness Growth Holdings, Inc., Cansortium Inc., Lowell Farms Inc., and Vext Science, Inc. (collectively, the “Subject Comparables”).

Metric	2022E	2023E	2024E
TEV / Revenue	1.1x- 3.5x	0.9x- 2.0x	0.8x- 1.2x
TEV / Adjusted EBITDA	3.5x- 28.8x	3.1x- 13.5x	2.8x- 6.8x

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After reviewing such ranges of multiples, in conjunction with Newco’s estimated Adjusted EBITDA margins and estimated growth rates in respect of revenue and Adjusted EBITDA, INFOR Financial applied a selected range of multiples, in each case as it relates to Newco, to the financial information with respect to the Resulting Issuer, as provided by TPCO’s management, for the calendar years ending December 31, 2023 and December 31, 2024. Based upon the above analysis, INFOR Financial then determined a range of implied values per Resulting Issuer Share. INFOR Financial then compared the range of implied values per Resulting Issuer Share to various TPCO Share prices including volume weighted average prices. In addition, INFOR Financial compared the range of implied values per Resulting Issuer Share to TPCO’s cash per TPCO Share, both as of the date hereof and anticipated after incorporating TPCO’s continued estimated cash-burn.

With reference to the Subject Comparables, INFOR Financial also utilized a comparable companies trading analysis to perform a valuation analysis on Gold Flora based on Gold Flora’s financial information, as provided by TPCO management, for the calendar years ending December 31, 2022, December 31, 2023, and December 31, 2024. INFOR Financial then compared the range of implied values per Gold Flora Membership Unit to the US$1.50 per Gold Flora Membership Unit pursuant to the terms of the Concurrent Financing (as defined herein). INFOR Financial also used the range of implied values per Gold Flora Membership Unit to extrapolate the implied price per TPCO Share based on the relative ownership split contemplated under the Transaction.

Cash Value per TPCO Share

With respect to TPCO, INFOR Financial analyzed the current cash per TPCO Share and anticipated cash per TPCO Share over the forecast period provided by TPCO management to INFOR Financial. INFOR Financial compared the implied values per Resulting Issuer Share derived from the comparable companies trading analysis described above to the current and forecasted cash per TPCO Share, which took into account TPCO management’s estimates for continued substantial cash-burn under TPCO’s stand-alone business plan.

Relative Contribution

INFOR Financial analyzed the relative contribution of each of TPCO and Gold Flora to the Resulting Issuer from a financial perspective including relative revenue contribution, Adjusted EBITDA Contribution, gross margin contribution and relative key balance sheet metrics including, but not limited to, cash and debt. INFOR Financial then compared these relative contribution percentages in the Resulting Issuer to the anticipated ownership split of the Resulting Issuer where it is contemplated that TPCO Shareholders shall collectively own approximately 49% of the Resulting Issuer Shares upon completion of the Transaction.

Precedent Transactions Analysis

Precedent transactions analysis involves the comparison of multiples, as implied by the respective consideration in each acquisition transaction, to those paid in such acquisition transactions, including vis-à-vis the Subject Comparables, involving public and private companies which INFOR Financial considered to be similar, or relevant, to TPCO and Gold Flora, as applicable, and where information is publicly available. Each of the precedent transactions identified by INFOR Financial were unique in terms of size, geographic footprint, and relative stage of maturity in the cannabis sector and general economic and equity market conditions at the time of the transaction. However, given that the Resulting Issuer will be a newly formed publicly traded corporation upon completion of the Transaction and given TPCO’s history of significant cash-burn and anticipated continued cash-burn, INFOR Financial considered, but did not rely on precedent transactions analysis for TPCO on a stand-alone basis or for the Resulting Issuer.

Discounted Cash Flow Analysis

The discounted cash flow approach is used to determine the value of a company by utilizing a net present value calculation of a company’s future free cash flows. It requires certain assumptions to be made regarding, among other things, the amount, timing, and relative certainty of projected free cash flows for each year of the projection period, as well as appropriate discount rates and terminal value calculations. When a company is expected to operate beyond the specified cash flow projection period, these subsequent projected results are accounted for by deriving a terminal value, which is calculated by capitalizing certain values as at the end of the forecast period utilizing certain terminal cash flow methodologies, and then discounting such terminal value at an appropriate discount rate to calculate its net present value. There is a possibility that some or all of the assumptions and values in the projection period will prove to be inaccurate and materially different. Given that the financial information with respect to TPCO and Gold Flora as provided by TPCO’s management were only for limited periods and that TPCO does not have a viable business model to generate free cash flow, INFOR Financial determined that there was a limited ability to predict long-term free cash flows with respect to the Transaction with any reasonable degree of accuracy and, as a result, did not perform a discounted cash flow analysis on either TPCO or Gold Flora.

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Certain Other Qualitative Factors

INFOR Financial also considered a number of other factors, including, but not limited to: (a) a summary from TPCO and its financial advisors of various discussions held with other potential acquirers and merger partners for TPCO over the previous 12 months, (b) TPCO management’s description of the various strategic and business initiatives analyzed and undertaken in an attempt to identify a viable business model for the Company, (c) the continued decrease in price of TPCO Shares since its listing as a public company, and (d) the possibility, as determined by TPCO, that the Company would deplete its cash resources in the absence of a merger or other similar transaction with a company in the cannabis sector that provided necessary infrastructure and scale to effectively compete in the highly competitive California cannabis sector.

Conclusion

 Based upon and subject to the assumptions, qualifications and limitations contained herein, INFOR Financial was of the opinion that, as of the date of the INFOR Financial Fairness Opinion, the TPCO Consideration to be received by the TPCO Shareholders pursuant to the Transaction is fair, from a financial point of view, to the TPCO Shareholders.

Recommendation of the TPCO Special Committee

After consultation with management of TPCO and after careful consideration and having considered, among other things, the Hyperion Fairness Opinion and the INFOR Financial Fairness Opinion, the TPCO Special Committee unanimously recommended that the TPCO Board approve the Transaction and the Business Combination Agreement, authorize the submission of the Transaction to TPCO Shareholders for their approval at the Meeting and recommend to TPCO Shareholders that they vote FOR the Business Combination Resolution.

Recommendation of the TPCO Board

After careful consideration and having considered, among other things, the Hyperion Fairness Opinion, the INFOR Financial Fairness Opinion and the recommendation of the TPCO Special Committee, the TPCO Board (with interested directors abstaining) has unanimously determined that the Transaction is, and continues to be, in the best interests of the Company and that the Transaction is fair, from a financial point of view, to TPCO Shareholders, and has authorized the submission of the Transaction to TPCO Shareholders for their approval at the Meeting. The TPCO Board (with interested directors abstaining) has unanimously determined to recommend to TPCO Shareholders that they vote FOR the Business Combination Resolution.

Reasons for the Transaction

In reaching its conclusions and formulating its unanimous recommendation, the TPCO Special Committee and the TPCO Board consulted with TPCO’s senior management and with legal, financial, tax and other advisors, reviewed a significant amount of information and considered a number of factors (including the interests of affected stakeholders), including, among others:

•

Increased size and scale to become a leading operator in the world’s largest cannabis market.  The Resulting Issuer is expected to operate a footprint of 20 retail stores, 12 house brands, three distribution centers, one manufacturing facility and six cultivation facilities, providing the size and scale to position the Resulting Issuer as a leader in the California cannabis market.

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•

Establishing a strongly positioned vertically-integrated platform to achieve financial and operational efficiency, as one of the largest indoor cultivators and retail operators in California. The Resulting Issuer will have an indoor cultivation canopy of approximately 72,000 square feet, with the opportunity to expand to a further approximately 420,000 square feet, critical to controlling its supply chain and inventory levels while providing consistent high-quality flower, as well as flower-driven products that leverage an exceptional proprietary genetics library to deliver exclusive offerings that align with consumer demands.

•	Significant synergies expected to drive margin improvement and enhance profitability across all verticals. Through the streamlining of retail operations, utilizing scale to access bulk purchasing power, and eliminating third-party contracts, the Resulting Issuer is expected to achieve annualized cost savings of between US$20 million to US$25 million, to further improve gross margin and profitability while delivering value for shareholders.

•

Reduction in third-party costs through supply-chain optimization.

The

Resulting Issuer is expected to reduce third-party contracts when strategically and cost effectively appropriate by utilizing the capabilities of Gold Flora and controlling its value chain.

•

Well-positioned as a top 10 brand portfolio by revenue.

As two of the premier operators in the state, the Transaction is expected to result in a diversified and highly complementary customer product offering, with a variety of form factors and brands for differentiated consumer profiles. Additionally, with only 13% overlap in current company retail store footprints, there is a significant opportunity for cross-selling brands into diverse customer bases to drive organic growth.

•	Consideration of alternatives. The TPCO Special Committee and the TPCO Board carefully considered current industry, economic and market conditions and outlooks, including its expectations of the future prospects of the businesses in which TPCO operates, as well as the impact of the Transaction on affected stakeholders. In light of the risks and potential upside associated with TPCO continuing to execute its business and strategic plan as a standalone entity, as opposed to the Transaction or other strategic alternatives, the TPCO Special Committee and the TPCO Board have determined that Resulting Issuer will be better positioned to pursue a growth and value maximizing strategy as a result of the anticipated benefits of the Transaction.

•	Hyperion Fairness Opinion. The TPCO Special Committee and the TPCO Board considered the Hyperion Fairness Opinion to the effect that as of February 21, 2023, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the TPCO Consideration was fair, from a financial point of view, to the TPCO Shareholders.

•	INFOR Financial Fairness Opinion. The TPCO Special Committee and the TPCO Board considered the INFOR Financial Fairness Opinion to the effect that as of February 21, 2023, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the TPCO Consideration was fair, from a financial point of view, to the TPCO Shareholders.

•	Ability to Respond to Superior Proposals. Under the Business Combination Agreement, until the time that the Business Combination Resolution is approved, the TPCO Board retains the ability to consider and respond to TPCO Acquisition Proposals on the specific terms and conditions set forth in the Business Combination Agreement. In addition, the amount of the non-completion fee of US$4 million was considered reasonable by the TPCO Special Committee and the TPCO Board in the circumstances.

•	Voting Support Agreements. The Voting Support and Lock-Up Agreements were entered into pursuant to which the Supporting TPCO Shareholders agreed, among other things, to vote in favor of the Transaction.

•	Procedural Matters. (a) The Business Combination Resolution and the Domestication Resolution must be approved by at least 66 2/3% of the votes cast by TPCO Shareholders present in person or represented by proxy at the Meeting; (b) Registered TPCO Shareholders who do not vote in favour of the Business Combination Resolution and Domestication Resolution have the ability to exercise Dissent Rights and, if validly exercised, to receive fair value for their TPCO Shares; and (c) the Transaction requires approval by the Court.

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The TPCO Special Committee and the TPCO Board also considered a variety of risks and other potentially negative factors relating to the Transaction including those matters described under the headings “Risk Factors Relating to the Transaction” and “Risk Factors Related to the Operations of the Resulting Issuer Following the Transaction”.  The TPCO Special Committee and the TPCO Board believed that overall, the anticipated benefits of the Transaction to TPCO outweighed these risks and negative factors.

The information and factors described above and considered by the TPCO Special Committee and the TPCO Board in reaching its determinations are not intended to be exhaustive but include material factors considered by the TPCO Special Committee and the TPCO Board.  In view of the wide variety of factors considered in connection with the evaluation of the Transaction and the complexity of these matters, the TPCO Special Committee and the TPCO Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors.  In addition, individual members of the TPCO Special Committee and the TPCO Board may have given different weight to different factors.

Transaction Mechanics

The following description is qualified in its entirety by reference to the full text of the Plan of Arrangement, a copy of which is attached to this Circular as Schedule A under Appendix C. Commencing at the Arrangement Effective Time and pursuant to the Plan of Arrangement, each of the following transactions and events will occur and will be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case effective as at one minute intervals following the immediately preceding transaction or event:

(a)

each TPCO Share outstanding immediately prior to the Arrangement Effective Time held by a TPCO Shareholder in respect of which TPCO Dissent Rights have been validly exercised shall be, and shall be deemed to be, transferred without any further act or formality to TPCO by the holder thereof for cancellation, free and clear of all Liens, and:

(i)

such TPCO Shareholder will cease to be the holder of such TPCO Dissenting Shares and will cease to have any rights as a holder of such TPCO Dissenting Shares other than the right to be paid fair value for such TPCO Dissenting Shares as set out in Section 4.1.2 of the Plan of Arrangement, and

(ii)

such TPCO Shareholder’s name will be removed as the Registered TPCO Shareholder Dissenting Shares from the central securities register of TPCO Shares maintained by or on behalf of TPCO, and the TPCO Dissenting Shares shall be cancelled;

(b)

each Stately Share outstanding immediately prior to the Arrangement Effective Time held by a Stately Shareholder in respect of which Stately Dissent Rights have been validly exercised shall be, and shall be deemed to be, transferred without any further act or formality to Stately by the holder thereof for cancellation, free and clear of all Liens, and:

(i)

such Stately Shareholder will cease to be the holder of such Stately Dissenting Shares and will cease to have any rights as a holder of such Stately Dissenting Shares other than the right to be paid fair value for such Stately Dissenting Shares as set out in Section 4.2.2 of the Plan of Arrangement, and

(ii)

such Stately Shareholder’s name will be removed as the registered holders of such Stately Dissenting Shares from the central securities register of Stately Shares maintained by or on behalf of Stately, and the Stately Dissenting Shares shall be cancelled;

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(c)

TPCO, Stately and Newco shall amalgamate to form the Resulting Issuer with the same effect as if they had amalgamated under Section 269 of the BCBCA and with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, such Amalgamation is intended to qualify as an amalgamation as defined in subsection 87(1) of the Tax Act), including:

(i)	all property, rights and interests of TPCO, Stately and Newco shall become the property, rights and interests of the Resulting Issuer;

(ii)	the articles and notice of articles of the Resulting Issuer shall be in the form of the articles and notice of articles of Newco;

(iii)

the Amalgamation shall not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of any of Newco, Stately or TPCO to the Resulting Issuer;

(iv)

all rights of creditors of Newco, Stately and TPCO will be unimpaired by the Amalgamation, and all liabilities and obligations of Newco, Stately and TPCO, whether arising by contract or otherwise, may be enforced against the Resulting Issuer to the same extent as if such obligations had been incurred or contracted by the Resulting Issuer;

(v)	the Resulting Issuer will be liable for all of the liabilities and obligations of Newco, Stately and TPCO;

(vi)

all rights, contracts, permits and interests of Newco, Stately and TPCO will continue as rights, contracts, permits and interests of the Resulting Issuer and, for greater certainty, the Amalgamation will not constitute a transfer or assignment of the rights or obligations of any of Newco, Stately or TPCO under any such rights, contracts, permits and interests;

(vii)	any existing cause of action, claim or liability to prosecution will be unaffected;

(viii)

a legal proceeding being prosecuted or pending by or against any of Newco, Stately or TPCO may be prosecuted or its prosecution may be continued, as the case may be, by or against the Resulting Issuer;

(ix)	a conviction against, or ruling, order or judgment in favour of or against any of Newco, Stately or TPCO may be enforced by or against the Resulting Issuer;

(x)	the name of the Resulting Issuer shall be “Gold Flora Corporation”;

(xi)	the Resulting Issuer shall be authorized to issue an unlimited number of common shares without par value;

(xii)	the first annual general meeting of the Resulting Issuer or resolutions in lieu thereof shall be held within 18 months from the Effective Date;

(xiii)	the first directors of the Resulting Issuer following the Amalgamation shall be the then current Newco directors;

(xiv)

each Newco Share outstanding immediately prior to the Amalgamation shall be, and shall be deemed to be, cancelled and the name of the holder of such Newco Share shall be removed from Newco’s central securities register in respect of such Newco Share, and in consideration therefor such holder will receive one fully paid and non-assessable Resulting Issuer Share, and upon such exchange each such former holder of such exchanged Newco Share shall be entered in the Resulting Issuer’s central securities register for the Resulting Issuer Shares as the owner of such Resulting Issuer Share;

(xv)

each TPCO Share outstanding immediately prior to the Amalgamation (excluding, for the avoidance of doubt, any TPCO Dissenting Share which was previously transferred to TPCO and cancelled under Section 3.1.2(a) of the Plan of Arrangement) shall, without any further action by or on behalf of any TPCO Shareholder, be, and shall be deemed to be, cancelled in exchange for the TPCO Exchange Ratio, and:

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(A)	the name of the holder of such TPCO Share shall be removed from TPCO’s central securities register in respect of such TPCO Share;

(B)	each holder of such TPCO Share shall cease to be the holder thereof and to have any rights as a TPCO Shareholder other than the right to receive the TPCO Consideration; and

(C)

each such former holder of such exchanged TPCO Share shall be entered in the Resulting Issuer’s central securities register for the Resulting Issuer Shares as the owner of the Resulting Issuer Shares constituting such TPCO Consideration;

(xvi)

each Stately Share outstanding immediately prior to the Amalgamation (excluding, for the avoidance of doubt, any Stately Dissenting Share which was previously transferred to Stately and cancelled under Section 3.1.2(b) of the Plan of Arrangement) shall, without any further action by or on behalf of any Stately Shareholder, be, and shall be deemed to be, cancelled in exchange for the Stately Consideration, and:

(A)	the name of the holder of such Stately Share shall be removed from Stately’s central securities register in respect of such Stately Share;

(B)	each holder of such Stately Share shall cease to be the holder thereof and to have any rights as a Stately Shareholder other than the right to receive the Stately Consideration; and

(C)

each such former holder of such exchanged Stately Share shall be entered in the Resulting Issuer’s central securities register for the Resulting Issuer Shares as the owner of the Resulting Issuer Shares constituting such Stately Consideration;

(xvii)

concurrently with the exchange of the Newco Shares, the TPCO Shares and the Stately Shares under Section 3.1.2(c)(xiv), Section 3.1.2(c)(xv) and Section 3.1.2(c)(xvi) of the Plan of Arrangement, respectively:

(A)	for greater certainty, the capital of the Newco Shares shall be reduced by an amount equal to the capital of such shares immediately prior to the Amalgamation;

(B)	for greater certainty, the capital of the TPCO Shares shall be reduced by an amount equal to the capital of such shares immediately prior to the Amalgamation;

(C)	for greater certainty, the capital of the Stately Shares shall be reduced by an amount equal to the capital of such shares immediately prior to the Amalgamation; and

(D)

there shall be added to the capital of the Resulting Issuer Shares, in respect of the Resulting Issuer Shares issued by the Resulting Issuer to the former holders of such Newco Shares, TPCO Shares and Stately Shares, an amount equal to the aggregate paid-up capital of the Newco Shares, the TPCO Shares and the Stately Shares immediately prior to the Amalgamation;

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(xviii)

each TPCO Replaced Option shall be, and shall be deemed to be, exchanged for a TPCO Replacement Option entitling the holder to purchase that number of Resulting Issuer Shares equal to the product obtained when the number of TPCO Shares subject to such TPCO Replaced Option immediately prior to the Amalgamation is multiplied by the TPCO Exchange Ratio, which TPCO Replacement Option shall (A) continue to be governed by the TPCO Equity Incentive Plan or the Legacy Plans, as applicable, (B) have an exercise price for each Resulting Issuer Share that may be purchased under such TPCO Replacement Option equal to the quotient obtained when the exercise price per TPCO Share under the TPCO Replaced Option is divided by the TPCO Exchange Ratio (provided that no fractional Resulting Issuer Shares will be issued upon any particular exercise or settlement of TPCO Replacement Options, and the aggregate number of Resulting Issuer Shares to be issued upon exercise by a holder of one or more TPCO Replacement Options shall be rounded down to the nearest whole number (with all exercises that are effectuated concurrently by a holder of TPCO Replacement Options being aggregated before any such reduction is effectuated), and the aggregate exercise price payable on any particular exercise of TPCO Replacement Options shall be rounded up to the nearest whole cent (with all exercises that are effectuated concurrently by a holder of TPCO Replacement Options being aggregated before any such increase is effectuated)), and (C) otherwise have the same terms and conditions (including vesting, exercisability terms and expiry date) as were applicable to such TPCO Replaced Option immediately prior to the Amalgamation. Notwithstanding the foregoing:

(1)

if necessary to satisfy the requirements of subsection 7(1.4) of the Tax Act in respect of the exchange of a TPCO Replaced Option for a TPCO Replacement Option pursuant to Section 3.1.2(c)(xviii) of the Plan of Arrangement, the TPCO Replacement Option Exercise Price shall automatically be adjusted, effective as of and from the effective time of such exchange, so that the In-The-Money Amount of the TPCO Replacement Option (as adjusted) immediately after such exchange does not exceed the In-The-Money Amount of the TPCO Replaced Option immediately before such exchange;

(2)

for any TPCO Replaced Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the U.S. Tax Code, it is intended that such adjustment described in Section 3.1.2(c)(xviii)(1) of the Plan of Arrangement will comply with Treasury Regulation Section 1.424(1)(a);

(3)

for any TPCO Replaced Option that is a nonqualified option held by a U.S. taxpayer, it is intended that such adjustment described in Section 3.1.2(c)(xviii)(1) of the Plan of Arrangement will be implemented in a manner intended to comply with Section 409A of the Code;

(xix)

each TPCO Replaced Warrant shall be, and shall be deemed to be, exchanged for a TPCO Replacement Warrant entitling the holder to purchase that number of Resulting Issuer Shares equal to the product obtained when the number of TPCO Shares subject to such TPCO Replaced Warrant immediately prior to the Arrangement is multiplied by the TPCO Exchange Ratio, which TPCO Replacement Warrant shall (i) have an exercise price for each Resulting Issuer Share that may be purchased under such TPCO Replacement Warrant equal to the quotient obtained when the exercise price per TPCO Share under the TPCO Replaced Warrant is divided by the TPCO Exchange Ratio (provided that no fractional Resulting Issuer Shares will be issued upon any particular exercise or settlement of TPCO Replacement Warrants, and the aggregate number of Resulting Issuer Shares to be issued upon exercise by a holder of one or more TPCO Replacement Warrants shall be rounded down to the nearest whole number, and the aggregate exercise price payable on any particular exercise of TPCO Replacement Warrants shall be rounded up to the nearest whole cent), (ii) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such TPCO Replaced Warrant immediately prior to the Arrangement, and (iii) continue to be evidenced by the certificate or other instrument evidencing such TPCO Replaced Warrant immediately prior to the Arrangement;

(xx)

each TPCO Replaced PSU that is outstanding immediately prior to the Amalgamation shall be, and shall be deemed to be, exchanged for a TPCO Replacement PSU evidencing a right to acquire, for no additional consideration, such number of Resulting Issuer Shares as is equal to: (A) that number of TPCO Shares that were issuable upon the vesting of such TPCO Replaced PSU immediately prior to the Amalgamation, multiplied by (B) the TPCO Exchange Ratio, rounded down to the nearest whole number of Resulting Issuer Shares. All terms and conditions of a TPCO Replacement PSU, including the term to expiry or vesting, conditions to and manner of exercising or settlement, shall be the same as set out in the certificate for which it was exchanged, and the certificate previously evidencing such TPCO PSU shall thereafter evidence and be deemed to evidence such TPCO Replacement PSU;

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(xxi)

each TPCO Non-Vesting RSU that is outstanding immediately prior to the Amalgamation shall be, and shall be deemed to be, exchanged for a TPCO Replacement RSU evidencing a right to acquire, for no additional consideration, such number of Resulting Issuer Shares as is equal to: (A) that number of TPCO Shares that were issuable upon the vesting of such TPCO Non-Vesting RSU immediately prior to the Amalgamation, multiplied by (B) the TPCO Exchange Ratio, rounded down to the nearest whole number of Resulting Issuer Shares. All terms and conditions of a TPCO Replacement RSU, including the term to expiry or vesting, conditions to and manner of exercising or settlement, shall be the same as set out in the certificate for which it was exchanged, and the certificate previously evidencing such TPCO Non-Vesting RSU shall thereafter evidence and be deemed to evidence such TPCO Replacement RSU;

(xxii)

each Stately Replaced Warrant shall be, and shall be deemed to be, exchanged for a Stately Replacement Warrant entitling the holder to purchase that number of Resulting Issuer Shares equal to the product obtained when the number of Stately Shares subject to such Stately Replaced Warrant immediately prior to the Arrangement is multiplied by the Stately Exchange Ratio, which Stately Replacement Warrant shall (i) have an exercise price for each Resulting Issuer Share that may be purchased under such Stately Replacement Warrant equal to the quotient obtained when the exercise price per Stately Share under the Stately Replaced Warrant is divided by the Stately Exchange Ratio (provided that no fractional Resulting Issuer Shares will be issued upon any particular exercise or settlement of Stately Replacement Warrants, and the aggregate number of Resulting Issuer Shares to be issued upon exercise by a holder of one or more Stately Replacement Warrants shall be rounded down to the nearest whole number, and the aggregate exercise price payable on any particular exercise of Stately Replacement Warrants shall be rounded up to the nearest whole cent), (ii) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such Stately Replaced Warrant immediately prior to the Arrangement, and (iii) continue to be evidenced by the certificate or other instrument evidencing such Stately Replaced Warrant immediately prior to the Arrangement;

(d)

the number of Resulting Issuer Shares held by any Person shall be rounded down to the nearest whole Resulting Issuer Share, and any fractional Resulting Issuer Share issued under Section 3.1.2(c) of the Plan of Arrangement shall be, and shall be deemed to be, cancelled without any additional compensation;

(e)

the Resulting Issuer Share received by the Initial Newco Shareholder upon the Amalgamation under Section 3.1.2(c) of the Plan of Arrangement in exchange for the Initial Newco Share shall be, and shall be deemed to be, redeemed by the Resulting Issuer and cancelled in exchange for the payment by the Resulting Issuer of the Redemption Amount, and

(i)

such Resulting Issuer Shareholder shall cease to be the holder of such Resulting Issuer Share and to have any rights as a Resulting Issuer Shareholder in respect thereof other than the right to be paid the Redemption Amount in accordance with this Plan of Arrangement; and

(ii)

the name of such Resulting Issuer Shareholder shall be removed from the Resulting Issuer central securities register maintained by or on behalf of the Resulting Issuer with respect to the ownership of such Resulting Issuer Share;

(f)

the Resulting Issuer shall, and shall be deemed to, apply to the Registrar for authorization to continue to the State of Delaware in accordance with section 308 of the BCBCA and file with the Registrar, along with the Final Order and this Plan of Arrangement, an executed Form 45. The Resulting Issuer shall file with the Secretary of State of Delaware a Certificate of Corporate Domestication in accordance with section 388 of the DGCL; and

(g)

the transfers, assignments, alterations, exchanges, cancellations and other steps provided for in Section 3.1.2 of the Plan of Arrangement will be deemed to occur on the Effective Date at the time specified by the Arrangement, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date. Subject to Section 4.13 of the Business Combination Agreement, if the post-Arrangement transactions are not completed on the Effective Date, the Arrangement Effective Time will, to the extent permissible under applicable Law, be deemed to not have occurred and the Parties shall use all commercially reasonable efforts to give effect to such intention.

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Required Shareholder Approval

Pursuant to the Interim Order, to be effective, the Business Combination Resolution and Domestication Resolution must receive Required Shareholder Approval. The Business Combination Resolution and Domestication Resolution must each receive such Required Shareholder Approval in order for TPCO and Stately to seek the Final Order and implement the Arrangement on the Effective Date in accordance with the Final Order.

Voting Support and Lock-Up Agreements

The Supporting TPCO Shareholders entered into the Voting Support and Lock-Up Agreements with Gold Flora pursuant to which, among other things, and subject to certain terms, conditions and exceptions, the Supporting TPCO Shareholders agreed to vote the TPCO Shares, TPCO Options, TPCO RSUs, TPCO PSUs, TPCO Warrants and any other securities that are convertible, redeemable or exercisable for TPCO Shares, in each case legally or beneficially owned by them or over which they exercise control or direction, as applicable (the “Subject Securities”), to the extent such securities carry the right to vote, FOR the Business Combination Resolution.

The Supporting TPCO Shareholders, collectively as of the Record Date, beneficially own, or exercise control or direction over, directly or indirectly, approximately 11% of the issued and outstanding TPCO Shares.

The Voting Support and Lock-Up Agreements set forth, among other things, and subject to certain terms, conditions and exceptions, the agreement of each Supporting TPCO Shareholder, during the term of the Voting Support and Lock-Up Agreements, to:

(a)

at any meeting of securityholders of TPCO (including in connection with any separate vote of any sub group of securityholders of TPCO that may be required to be held and of which sub group the Supporting TPCO Shareholder forms part) called to vote upon the Business Combination Agreement or the transactions contemplated by the Business Combination Agreement or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Business Combination Agreement or the transactions contemplated by the Business Combination Agreement is sought, cause his, her or its Subject Securities (which have a right to be voted at such meeting) to be counted as present for purposes of establishing quorum and vote (or cause to be voted) his, her or its Subject Securities (which have a right to be voted at such meeting) in favour of the approval of the Transaction, any other transactions contemplated in the Business Combination Agreement and any other matter necessary for the consummation of the Transaction;

(b)

at any meeting of securityholders of TPCO (including in connection with any separate vote of any sub group of securityholders of TPCO that may be required to be held and of which sub group the Supporting TPCO Shareholder forms part) or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval of all or some of the shareholders or other securityholders of TPCO is sought (including by written consent in lieu of a meeting), cause his, her or its Subject Securities (which have a right to be voted at such meeting) to be counted as present for purposes of establishing quorum and vote (or cause to be voted) such Subject Securities against (i) any TPCO Acquisition Proposal, (ii) any action, agreement, transaction or proposal which could reasonably be expected to result in a breach of any representation, warranty, covenant, agreement or other obligation of TPCO in the Business Combination Agreement or of the Supporting TPCO Shareholder under the Voting Support and Lock-Up Agreement, and/or (iii) any matter that could reasonably be expected to materially delay, prevent, impede or frustrate the successful completion of the Transaction or any of the other transactions contemplated by the Business Combination Agreement;

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(c)

not, directly or indirectly: (i) make, solicit, assist, initiate, facilitate or knowingly encourage (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) the initiation of any inquiries or proposals that constitutes or could reasonably be expected to constitute or lead to a TPCO Acquisition Proposal; (ii) enter into or otherwise engage or participate in any discussions or negotiations with any person (other than Gold Flora or any of its affiliates) regarding, or furnish to any person (other than Gold Flora or any of its affiliates) any information or otherwise co-operate with, respond to, assist or participate in, any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute or lead to a TPCO Acquisition Proposal; (iii) approve, accept, endorse or recommend, or propose publicly to accept, approve, endorse or recommend, any TPCO Acquisition Proposal; (iv) accept or enter into or publicly propose to accept or enter into, any letter of intent, agreement in principle, agreement, understanding, undertaking or arrangement or other contract in respect of a TPCO Acquisition Proposal; or (v) make any public announcement or take any other action inconsistent with the recommendation of the TPCO Board to approve the Transaction;

(d)

not, directly or indirectly: (i) sell, transfer, assign, tender, exchange, grant a participation interest in, gift, option, pledge, hypothecate, grant a security interest in, place in trust or otherwise convey, dispose or encumber, or enter into any agreement, understanding, option or other arrangement with respect to any of the foregoing, any of his, her or its Subject Securities to any person, other than pursuant to the Business Combination Agreement, (ii) grant any proxies or power of attorney, deposit any of his, her or its Subject Securities into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to his, her or its Subject Securities, other than pursuant to the Voting Support and Lock-Up Agreement, or (iii) otherwise enter into any agreement or arrangement with any person or entity or commit any act that could limit, restrict or affect the Supporting TPCO Shareholder’s legal power, authority, or right to vote any of his, her or its Subject Securities or otherwise prevent or disable the Supporting TPCO Shareholder from performing any of his, her or its obligations under the Voting Support and Lock-Up Agreement; provided, however, that the foregoing restrictions will not prevent the Supporting TPCO Shareholder from (x) exercising, converting, redeeming or agreeing to cancel his, her or its Subject Securities in accordance with their terms or the Business Combination Agreement, or (y) transferring his, her or its Subject Securities to one or more corporations, family trusts, RRSP accounts or other entity directly or indirectly owned or controlled by, or under common control with, the Supporting TPCO Shareholder, provided that (1) any such transfer will not relieve the Supporting TPCO Shareholder of or from its obligations under the Voting Support and Lock-Up Agreement, (2) prompt written notice of such transfer is provided to Gold Flora; and (3) the transferee continues to be an entity or corporation directly or indirectly owned or controlled by the Supporting TPCO Shareholder at all times;

(e)

not take any other action of any kind, directly or indirectly, which would reasonably be expected to reduce the success of, or materially delay or interfere with, the completion of the transactions contemplated by the Business Combination Agreement;

(f)

at the request of Gold Flora or TPCO, as a holder of Subject Securities, use its commercially reasonable efforts to cooperate with TPCO and Gold Flora to successfully complete the Transaction and the other transactions contemplated by the Business Combination Agreement;

(g)

promptly notify Gold Flora upon any of the Supporting TPCO Shareholder’s representations or warranties contained in the Voting Support and Lock-Up Agreement becoming untrue or incorrect in any material respect, and for this purpose each representation and warranty will be deemed to be given at and as of all times during such period (irrespective of any language which suggests that it is only being given as at the date of the Voting Support and Lock-Up Agreement);

(h)

not exercise: (i) any rights of appraisal or rights of dissent provided under any Law or otherwise in connection with the Transaction or the other transactions contemplated by the Business Combination Agreement that the Supporting TPCO Shareholder may have; or (ii) any other shareholder rights or remedies available to the Supporting TPCO Shareholder, whether arising under statute, at common law or otherwise, to impede, prevent or materially delay the Transaction; and

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(i)

no later than ten (10) Business Days prior to the date of the Meeting: (i) with respect to any Subject Securities (which have a right to be voted at the Meeting) that are registered in the name of the Supporting TPCO Shareholder, deliver or cause to be delivered, in accordance with the instructions set out in this Circular and with a copy to Gold Flora concurrently with such delivery, a duly executed proxy or proxies directing the holder of such proxy or proxies to vote his, her or its Subject Securities (which have a right to be voted at the Meeting), in favour of the Transaction and the other transactions contemplated by the Business Combination Agreement; and (ii) with respect to any Subject Securities (which have a right to be voted at the Meeting) that are beneficially owned by the Supporting TPCO Shareholder but not registered in the name of the Supporting TPCO Shareholder, the Supporting TPCO Shareholder will deliver or cause to be delivered, in accordance with the instructions set out in this Circular and with a copy to Gold Flora concurrently with such delivery, a duly executed voting instruction form to the intermediary through which the Supporting TPCO Shareholder holds his, her or its beneficial interest in the Supporting TPCO Shareholder’s Subject Securities, instructing that the Supporting TPCO Shareholder’s Subject Securities (which have a right to be voted at the Meeting) be voted at the Meeting in favour of the Transaction and the other transactions contemplated by the Business Combination Agreement.

Pursuant to the Voting Support and Lock-Up Agreements, subject to the completion of the Transaction, each Supporting TPCO Shareholder that will be a director, officer of employee of Newco (or any successor thereof) or its affiliates immediately following the Merger Effective Time (a “Locked-Up Shareholder”) has undertaken with Gold Flora and Newco that, from the Effective Date, the common shares of Newco (or any successor thereof) acquired by the Supporting TPCO Shareholder as a result of the Transaction, and other securities convertible into, exchangeable for or exercisable to acquire common shares of Newco (or any successor thereof), directly or indirectly (collectively, the “Locked-Up Securities”), will be subject to certain restrictions on transfer. Until the earlier of (x) the date that any company with United States cannabis operations (specifically operations that handle Tetrahydrocannabinol) is permitted to be listed on any senior United States stock exchange, namely any tier of the NYSE or Nasdaq, and (y) the date that such Locked-Up Securities have been released in accordance with the release schedule below, each Locked-Up Shareholder agreed that it will not sell, transfer, gift, assign, grant a participation interest in, convey, pledge, hypothecate, grant a security interest in, encumber, option or otherwise dispose of any right or interest in, or enter into any forward sale, repurchase agreement, option or other arrangement or monetization transaction with respect to, any of its Locked-Up Securities, or any right or interest therein (legal or equitable) to any person or group of persons, or tender any of the Locked-Up Securities to a takeover bid or enter into any agreement, arrangement, commitment or understanding in connection therewith, or agree to do any of the foregoing with respect to the Locked-Up Securities (each, a “Transfer”), other than (a) any exercise, settlement or conversion, as applicable, of options, restricted share units, performance share units, deferred share units or warrants in accordance with their terms, provided that the shares issuable upon any such exercise, settlement or conversion, as applicable, are also subject to these provisions, (b) with the prior written consent of Newco (or any successor thereof), (c) to one or more corporations, family trusts, RRSP accounts or other entity directly or indirectly owned or controlled by, or under common control with, the Locked-Up Shareholder, provided that (i) any such Transfer will not relieve the Locked-Up Shareholder of or from its obligations under the Voting Support and Lock-Up Agreement, (ii) prompt written notice of such Transfer is provided to Newco (or any successor thereof); and (iii) the transferee continues to be an entity or corporation directly or indirectly owned or controlled by the Locked-Up Shareholder at all times, or (d) pursuant to a bona fide take-over bid made to all holders of Newco Shares (or shares of any successor of Newco), arrangement, merger, amalgamation or other business combination or similar transaction in which other holders of Newco Shares (or shares of any successor of Newco) are entitled to participate and that is approved or supported by the board of directors of Newco (or any successor thereof), provided that in the event that such transaction is not completed, the Locked-Up Securities subject to the Voting Support and Lock-Up Agreement will remain subject to the Voting Support and Lock-Up Agreement.

The release schedule is as follows:

Release Date	Percentage of Locked-Up Securities to be Released
Date that is six (6) months following the Effective Date	25%
Date that is nine (9) months following the Effective Date	25%
Date that is twelve (12) months following the Effective Date	25%
Date that is eighteen (18) months following the Effective Date	25%

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Each Voting Support and Lock-Up Agreement may be terminated:

(a)	at any time upon the mutual written agreement of Gold Flora and the Supporting TPCO Shareholder;

(b)

by the Supporting TPCO Shareholder if: (i) any of the representations and warranties of Gold Flora in the Voting Support and Lock-Up Agreement shall not be true and correct in all material respects; or (ii) Gold Flora shall not have complied with its covenants to the Supporting TPCO Shareholder contained in the Voting Support and Lock-Up Agreement in all material respects; or

(c)

by Gold Flora if: (i) any of the representations and warranties of the Supporting TPCO Shareholder in the Voting Support and Lock-Up Agreement shall not be true and correct in all material respects; or (ii) the Supporting TPCO Shareholder shall not have complied with his, her or its covenants to Gold Flora contained in the Voting Support and Lock-Up Agreement.

Each Voting Support and Lock-Up Agreement automatically terminates on the earliest to occur of any of the following:

(a)	the Merger Effective Time; or

(b)	5:00 p.m. (Vancouver time) on the date that the Business Combination Agreement is terminated in accordance with its terms,

except that the lock-up provisions will survive any termination under (a) above and will terminate upon the release of all Locked-Up Securities from the restrictions on Transfer set out in the lock-up provisions.

Concurrent Financing

Concurrent with the execution of the Business Combination Agreement, TPCO US Holding LLC, a wholly-owned subsidiary of TPCO, (“TPCO US”) and Gold Flora entered into a subscription agreement (the “Concurrent Financing Documents”) providing for the purchase and sale of Class C Units of Gold Flora for aggregate gross proceeds to Gold Flora of approximately US$20,000,000 effective on the Effective Date immediately following the Merger (the “Concurrent Financing”).

Working Capital Facility

Concurrent with the execution of the Business Combination Agreement, TPCO US and Gold Flora entered into a secured working capital facility agreement (the “Working Capital Facility”) pursuant to which TPCO US agreed to loan a principal amount of up to US$5,000,000 to Gold Flora. Pursuant to the Working Capital Facility, the parties agreed to a first advance of US$2,500,001 (the “Initial Advance”), which was funded on February 21, 2023. Following the Initial Advance and until the Maturity Date, Gold Flora may request additional advances; provided that TPCO US shall not be required to advance amounts exceeding US$833,333 (other than the Initial Advance) during any 30-day period. The principal amount under the Working Capital Facility shall bear an annual interest rate of 10%, and shall be secured against certain assets of Gold Flora. The outstanding balance of the Working Capital Facility will become due and payable on the date that is 90 days from the termination of the Business Combination Agreement (the “Maturity Date”). As of the date of hereof, US$3.3 million has been advanced to Gold Flora under the Working Capital Facility.

Interests of Certain Persons in the Transaction

In considering the Transaction and the recommendation of the TPCO Board with respect to the Transaction, TPCO Shareholders should be aware that certain directors and certain executive officers of the Company have interests in connection with the Transaction that may present them with actual or potential conflicts of interest in connection with the Transaction. These interests and benefits are described below.

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Except as otherwise disclosed below or elsewhere in this Circular, all benefits received, or to be received, by directors or executive officers of TPCO as a result of the Transaction are, and will be, solely in connection with their services as directors or employees of TPCO. No benefit has been, or will be, conferred for the purpose of increasing the value of consideration payable to any such person for TPCO Shares, nor is it, or will it be, conditional on the person supporting the Transaction.

As of the Record Date, the directors and executive officers of TPCO beneficially owned, or exercised control or direction over, directly or indirectly, 11,191,447 TPCO Shares representing in the aggregate approximately 9.35% of the voting rights attached to all issued and outstanding TPCO Shares. All of the TPCO Shares held by such directors and executive officers of TPCO will be treated in the same fashion under the Transaction as TPCO Shares held by all other TPCO Shareholders. See “The Business Combination Resolution — Transaction Mechanics”.

TPCO Options

As of the Record Date, the directors and executive officers of TPCO owned no TPCO Options.

TPCO Warrants

As of the Record Date, the directors and executive officers of TPCO owned an aggregate of 131,248 TPCO Warrants (representing in the aggregate approximately 0.37% of all outstanding TPCO Warrants). The TPCO Warrants held by such directors and executive officers of TPCO will be treated in the same fashion under the Transaction as TPCO Warrants held by all other holders of TPCO Warrants.

TPCO RSUs

As of the Record Date, the directors and executive officers of TPCO owned an aggregate of 1,181,353 TPCO RSUs outstanding under the TPCO Equity Incentive Plan or otherwise (representing in the aggregate approximately 57.6% of all outstanding TPCO RSUs). Upon vesting, each TPCO RSU shall be exchanged for one TPCO Share.

Except as set forth below under "– Interests of Certain Persons in the Transaction – Change of Control Benefits", the TPCO RSUs held by such directors and executive officers of TPCO will be treated in the same fashion under the Transaction as TPCO Non-Vesting RSUs held by all other holders of TPCO Non-Vesting RSUs.

TPCO PSUs

As of the Record Date, the directors and executive officers of TPCO owned an aggregate of 1,358,750 TPCO PSUs outstanding under the TPCO Equity Incentive Plan or otherwise (representing in the aggregate approximately 67.7% of all outstanding TPCO PSUs), all of which are unvested. Upon vesting, each TPCO PSU shall be exchanged for one TPCO Share.

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Except as set forth below under "– Interests of Certain Persons in the Transaction – Change of Control Benefits", the TPCO PSUs held by such directors and executive officers of TPCO will be treated in the same fashion under the Transaction as TPCO PSUs held by all other holders of TPCO PSUs.

Beneficial Ownership of TPCO Shares

The following table sets forth the beneficial ownership of the TPCO Shares as of May 8, 2023, for:

•	each member of the TPCO Board:
•	each named executive officer;
•	each person known to the Company to be the beneficial owner of more than 5% of the TPCO Shares; and
•	the members of the TPCO Board and the Company’s executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days of May 8, 2023. Information with respect to beneficial owners of more than 5% of the TPCO Shares is based on completed questionnaires and related information provided by such beneficial owners. Unless otherwise indicated, all TPCO Shares are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o TPCO Holding Corp., 1550 Leigh Avenue, San Jose, California, 95125.

Name and Position of Beneficial Owner	Amount of Beneficial Ownership		Percent Of Class(1)
Directors and Named Executive Officers
Troy Datcher, Chairman and Chief Executive Officer	544,435	(2)	*
Michael Auerbach, Director	6,779,714	(3)	5.66%
Morgan Callagy, Director	146,853	(4)	*
Mark Castaneda, Director	42,990		*
Al Foreman, Director	47,664	(5)	*
Leland Hensch, Director	4,052,741	(6)	3.38%
Daniel Neukomm, Director	47,664	(7)	*
Mike Batesole, Chief Financial Officer	377,358	(8)	*
All directors and executive officers as a group (8 persons)	12,039,419		9.98%
5% Stockholders
Rich Brown	9,757,920	(9)	8.16%
GRHP Investments LLC	9,469,669	(10)	7.92%
M3 DAAT LLC	6,606,845	(3)	5.52%

_________________________________

*	Less than 1%

(1)	The percentages in this column are calculated based on 119,639,009 TPCO Shares issued and outstanding as of May 8, 2023.

(2)

Consists of (i) 208,291 TPCO Shares held by Mr. Datcher, (ii) 36,144 TPCO Shares that could be obtained within 60 days of May 8, 2023 upon the vesting of TPCO RSUs held by Mr. Datcher and (iii) 300,000 TPCO Shares that could be obtained within 60 days of May 8, 2023 upon the vesting of TPCO PSUs held by Mr. Datcher.

(3)

Consists of 6,679,876 TPCO Shares and 65,625 TPCO Warrants held by M3 DAAT LLC, 46,276 TPCO Shares held by Murphy Ofutt LCV LLC, 905 TPCO Shares held by Murphy Ofutt LLC, 308 TPCO Shares held by Murphy Ofutt Common LLC, 25,542 TPCO Shares held by Mr. Auerbach and 34,213 TPCO Shares that could be obtained within 60 days of May 8, 2023 upon the vesting of TPCO RSUs held by Mr. Auerbach. Mr. Auerbach has sole voting and dispositive power over the TPCO Shares held by M3 DAAT LLC, Murphy Ofutt LCV LLC, Murphy Ofutt Common LLC, and Murphy Ofutt LLC. The principal address for each of M3 DAAT LLC, Murphy Ofutt LCV LLC and Murphy Ofutt LLC is 135 Grand St., Floor 2, New York, NY 10013-3101.

(4)

Consists of 16,350 TPCO Shares held by Mr. Callagy, 97,503 TPCO Shares held by Seastrike LLC and 33,000 TPCO Shares that could be obtained within 60 days of May 8, 2023 upon the vesting of TPCO RSUs held by Mr. Callagy. Mr. Callagy has sole voting and dispositive power over the TPCO Shares held by Seastrike LLC.

(5)

Includes 13,653 TPCO Shares held by Mr. Foreman and 34,011 TPCO Shares that could be obtained within 60 days of May 8, 2023 upon the vesting of TPCO RSUs held by Mr. Foreman. Does not include 4,073,321 TPCO Shares beneficially owned by affiliates of Tuatara Capital. Mr. Foreman shares voting and dispositive power of these TPCO Shares with two other persons. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Accordingly, Mr. Foreman is not a beneficial owner of the TPCO Shares held by affiliates of Tuatara Capital.

(6)

Consists of 2,830,320 and 1,122,787 TPCO Shares held by Mr. Hensch and The Hensch Family Dynasty Trust, respectively, 49,217 and 16,406 currently exercisable TPCO Warrants held by Mr. Hensch and The Hensch Family Dynasty Trust, respectively, as well as 34,011 TPCO Shares that could be obtained within 60 days of May 8, 2023 upon the vesting of TPCO RSUs held by Mr. Hensch. Mr. Hensch has sole voting and dispositive power over the TPCO Shares held by The Hensch Family Dynasty Trust.

(7)

Consists of 13,653 TPCO Shares held by Mr. Neukomm and 34,011 TPCO Shares that could be obtained within 60 days of May 8, 2023 upon the vesting of TPCO RSUs held by Mr. Neukomm. Does not include 9,469,699 TPCO Shares beneficially owned by GRHP Investments, LLC. Mr. Neukomm’s wife has a minority interest in GRHP Investments, LLC but does not claim beneficial ownership of shares held by that entity. Accordingly, Mr. Neukomm disclaims beneficial ownership of these TPCO Shares, except to the extent of his pecuniary interest.

(8)

Consists of (i) 199,024 TPCO Shares held by Mr. Batesole, (ii) 28,334 TPCO Shares that could be obtained within 60 days of May 8, 2023 upon the vesting of TPCO RSUs and (iii) 150,000 TPCO Shares that could be obtained within 60 days of May 8, 2023 upon the vesting of TPCO PSUs.

(9)

Consists of (i) 9,469,699 TPCO Shares held by GRHP Investments, LLC, for which Rich Brown serves as manager, (ii) 228,797 TPCO Shares held by Blue Dog Global, LLC, which is member managed by GRHP Investments, LLC and (iii) 59,454 TPCO Shares held by MAK3, LLC, which is controlled by Mr. Brown. The address for Mr. Brown is 1550 Leigh Ave, San Jose, CA 95125-5301.

(10)	See footnote (9). The address for GRHP Investments, LLC is 1550 Leigh Ave, San Jose, CA 95125-5301.

To the knowledge of TPCO, there are no agreements, commitments or understandings to acquire securities of TPCO or of the Resulting Issuer by any of the persons referred to above except for TPCO Shares and/or Resulting Issuer Shares that may be acquired upon the exercise of TPCO Options, TPCO Warrants, TPCO RSUs, or TPCO PSUs respectively, or as otherwise disclosed herein.

Change of Control Benefits

Troy Datcher

Mr. Datcher serves as the CEO of the Company pursuant to an employment agreement between Mr. Datcher and the Company dated August 10, 2021 (the “Datcher Agreement”). In the event of termination of Mr. Datcher’s employment without “cause” (as defined in the Datcher Agreement) or if Mr. Datcher resigns for “good reason” in connection with a change of control, Mr. Datcher shall receive (i) a pro rata portion of annual target bonus for the year in which he was terminated; (ii) continuation of his base salary for eighteen (18) months following the effective date of termination; and (iii) payment by the Company of the employee portion of medical insurance for a period of 18 months following the effective date of termination. The definition of “good reason” under the Datcher Agreement includes the failure of TPCO to obtain an assumption agreement for the Datcher Agreement from any successor in connection with a Sale Event or a Change of Control. The Business Combination will constitute a Sale Event and a Change of Control. Since Mr. Datcher is not going to continue as CEO of the Resulting Issuer, he will be entitled to the payments above. The change of control payments and benefits that will be made to Mr. Datcher are conditioned on and subject to Mr. Datcher’s execution and non-revocation of a general release of claims in a form reasonably acceptable to the parties and his continued compliance with confidentiality covenants for a term of three years following the effective date of termination or resignation.

Pursuant to the terms of award agreements under which Mr. Datcher was granted equity awards under the TPCO Equity Incentive Plan, all of Mr. Datcher’s TPCO RSUs and TPCO PSUs will vest immediately prior to a Sale Event or Change of Control. As of the Record Date, Mr. Datcher had 289,156 TPCO Vesting RSUs and 900,000 unvested TPCO PSUs, which will vest immediately prior to the closing of the Business Combination.

Mike Batesole

Mr. Batesole serves as the CFO of the Company pursuant to an employment agreement between Mr. Batesole and the Company, dated February 17, 2021, as amended on March 30, 2021 and May 20, 2021 (as amended, the “Batesole Agreement”).

In the event of termination without cause of Mr. Batesole’s employment or if Mr. Batesole resigns for good reason in connection with a change of control, Mr. Batesole shall receive (i) continuation of his base salary for 12 months following the effective date of termination; and (ii) payment by the Company of the employee portion of medical insurance for a period of 12 months following the effective date of termination. The definition of “good reason” under the Batesole Agreement includes the failure of TPCO to obtain an assumption agreement for the Batesole Agreement from any successor in connection with a Sale Event. The definition of “good reason” under the Batesole Agreement includes the failure of TPCO to obtain an assumption agreement for the Batesole Agreement from any successor in connection with a Sale Event.  Since Mr. Batesole is not going to continue as the CFO of the Resulting Issuer, he will be entitled to the payments above. The change of control payments and benefits that would be made to Mr. Batesole are conditioned on and subject to Mr. Batesole’s execution and non-revocation of a general release of claims in a form reasonably acceptable to the parties and his continued compliance with confidentiality covenants for a term of three (3) years following the effective date of termination or resignation.

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Pursuant to the terms of award agreements under which Mr. Batesole was granted equity awards under the TPCO Equity Incentive Plan, all of Mr. Batesole’s TPCO RSUs and TPCO PSUs will vest immediately prior to a Sale Event. As of the Record Date, Mr. Batesole had 114,590 TPCO Vesting RSUs and 333,750 TPCO PSUs, which will vest immediately prior to the closing of the Business Combination.

Rozlyn Lipsey

Ms. Lipsey serves as the Chief Operating Officer (“COO”) of the Company pursuant to an employment agreement between Ms. Lipsey and the Company, dated May 10, 2022, as amended on February 3, 2023.

Ms. Lipsey has an annual base compensation of US$300,000. She participates in the Company’s Annual Incentive Plan with a 50% of annual base pay bonus target. Annual Incentive Plan awards are based on achieving business metrics as set by the TPCO Board and individual performance. Annual Incentive Plan awards are distributed on a discretionary basis at the discretion of the TPCO Board. Ms. Lipsey participates in the TPCO Equity Incentive Plan and is eligible for annual restricted share unit grants, both time and performance-based grants, subject to TPCO Board approval. In the event of termination as a result of the Company eliminating Ms. Lipsey’s position for reasons not attributable to performance, Ms. Lipsey will be entitled to (a) continuation of base salary for six months following the effective date of termination, (b) payment by the Company of the employer portion of medical insurance for a period of six months following the effective date of termination provided Ms. Lipsey pays for the employee contribution portion of such insurance and (c) to receive a pro rata portion of targeted Annual Incentive Plan award.

Pursuant to the terms of award agreements under which Ms. Lipsey was granted equity awards under the TPCO Equity Incentive Plan, all of Ms. Lipsey’s TPCO RSUs and PSUs will vest immediately prior to a Sale Event. As of the Record Date, Ms. Lipsey had 150,000 TPCO Vesting RSUs and 125,000 TPCO PSUs, which will vest immediately prior to the closing of the Business Combination.

Continuing Insurance Coverage for Directors and Executive Officers of TPCO

The Business Combination Agreement provides that, prior to the Effective Date, each of the Company and Gold Flora will purchase customary “tail” policies of directors’ and officers’ liability insurance providing protection no less favourable in the aggregate to the protection provided by the policies maintained by the Company and Gold Flora, as applicable, which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date and the Resulting Issuer will, or will cause its affiliates to, maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date; provided that the Resulting Issuer is not required to pay any amounts in respect of such coverage prior to the Merger Effective Time and provided further that the cost of such policies in respect of TPCO will not exceed 300% of the Company’s current annual aggregate premium for policies currently maintained by the Company and the cost of such policies in respect of Gold Flora will not exceed 300% of Gold Flora’s current annual aggregate premium for policies currently maintained by Gold Flora.

Directorship

Pursuant to the terms of the Business Combination Agreement, on the Effective Date, the Resulting Issuer Board will be reconstituted to be comprised of Troy Datcher (chairperson), Laurie Holcomb, Michael W. Lau, Al Foreman, Mark Castaneda, Heather Molloy and Jeffrey Sears.

Expenses of the Transaction

Except as otherwise expressly provided in the Business Combination Agreement, all out-of-pocket third party transaction expenses incurred in connection with the Business Combination Agreement and the Transaction, including all costs, expenses and fees of TPCO, Stately and Gold Flora incurred prior to or after the Effective Date in connection with, or incidental to, the Transaction will be paid by the Party incurring such expenses, whether or not the Transaction is consummated, except in the case of Stately, which expenses, whether or not the Transaction is consummated, will be paid by Gold Flora. TPCO and Gold Flora will contribute equally to the NEO Exchange listing fees and the costs of obtaining the Key Authorizations for Newco and any proxy solicitation fee for TPCO.

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The estimated costs, expenses and fees of TPCO in connection with the Transaction are approximately US$2.0 million in the aggregate, which includes, without limitation, costs, expenses and fees with respect to financial advisors, legal services and printing and mailing matters.

Court Approval of the Arrangement and Completion of the Transaction

An arrangement under the BCBCA requires Court approval. Prior to the sending of this Circular, TPCO and Stately obtained the Interim Order, which provides for the calling and holding of the Meeting, the Stately Meeting, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached to this Circular as Appendix K.

Subject to obtaining the Required Shareholder Approval, among other things, the hearing in respect of the Final Order is currently scheduled to take place on June 20, 2023, at 9:45 a.m. (Vancouver time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia. Any TPCO Shareholder, TPCO Optionholder, TPCO Non-Vesting RSU Holder, TPCO PSU Holder, TPCO Warrant Holder or other person who wishes to appear, or to be represented, and to present evidence or arguments must serve and file a response to petition (“Response to Petition”) as set out in the petition for an Interim Order and Final Order (the “Petition”) and satisfy any other requirements of the Court. The Court will consider, among other things, the substantive and procedural fairness of the Arrangement to the parties affected, including the TPCO Shareholders, TPCO Optionholders, TPCO Non-Vesting RSU Holders, TPCO PSU Holders, TPCO Warrant Holders, Stately Shareholders and Stately Warrant Holders. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with any terms and conditions, if any, as the Court deems fit. In the event that the hearing is postponed, adjourned or rescheduled then, subject to further order of the Court, only those persons having previously served a Response to Petition in compliance with the Petition for an Interim Order and Final Order will be given notice of the postponement, adjournment or rescheduled date.

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Business Combination Agreement

On February 21, 2023, TPCO entered into the Business Combination Agreement with Gold Flora, Stately, Newco and US Merger Sub. The Transaction (including the Arrangement) will be effected in accordance with the Business Combination Agreement, which provides for the implementation of the Plan of Arrangement. The Business Combination Agreement provides for, among other things, the amalgamation of TPCO, Stately and Newco to form the Resulting Issuer and the acquisition by the Resulting Issuer of all of the issued and outstanding Gold Flora Membership Units, including the convertible securities of Gold Flora, in exchange for Resulting Issuer Shares.

Under the terms of the Business Combination Agreement and the Plan of Arrangement, TPCO Shareholders will receive one (1) Resulting Issuer Share for each TPCO Share outstanding immediately prior to the Arrangement Effective Time and Stately Shareholders will receive 0.1913 of a Resulting Issuer Share for each Stately Share outstanding immediately prior to the Arrangement Effective Time, subject to adjustment in the manner and in the circumstances contemplated in the Business Combination Agreement and the Plan of Arrangement.

Under the terms of the Business Combination Agreement, the Plan of Arrangement and the Agreement and Plan of Merger, on the Effective Date, the following will occur in the following sequence: (i) at the Arrangement Effective Time, the Arrangement will become effective; (ii) the Domestication will become effective; and (iii) at the Merger Effective Time, the Merger will become effective, with the result that, among other things, Newco will be amalgamated with TPCO and Stately in accordance with the Plan of Arrangement, the Resulting Issuer will continue from a corporation existing under the laws of the Province of British Columbia to a corporation existing under the laws of the State of Delaware, and the Resulting Issuer will become the direct or indirect holder of all of the issued and outstanding Gold Flora Membership Units. The Business Combination Agreement, the Plan of Arrangement and the Agreement and Plan of Merger provide that the Arrangement, the Domestication and the Merger will be effective the same date as the Effective Date and that the Merger will become effective after the Arrangement Effective Time and the effective time of the Domestication but no later than 11:59 p.m. on the Effective Date.

Concurrently with the execution of the Business Combination Agreement, Gold Flora, Newco and US Merger Sub entered into an Agreement and Plan of Merger in the form attached to the Business Combination Agreement. The Agreement and Plan of Merger provides for, among other things, the merger of US Merger Sub with and into Gold Flora with Gold Flora as the surviving entity (the “Surviving Entity”), the conversion of the Gold Flora Membership Units (other than Gold Flora Membership Units owned by the Resulting Issuer, US Merger Sub or any other direct or indirect wholly-owned subsidiary of the Resulting Issuer) into Resulting Issuer Shares on the basis of 1.5233 Resulting Issuer Shares for each Gold Flora Membership Unit, the cancellation of all Gold Flora Membership Units owned by the Resulting Issuer, US Merger Sub or any other direct or indirect wholly-owned subsidiary of the Resulting Issuer for no additional consideration, and the conversion of the US Merger Sub membership interests into Class C units of the Surviving Entity on the basis of one Class C unit for each US Merger Sub membership interest.

The Business Combination Agreement contains covenants, representations and warranties of and from each of the Parties and various conditions precedent, both mutual and with respect to TPCO and Gold Flora individually. Unless all such conditions are satisfied or waived by the Party for whose benefit such condition exists, to the extent they may be capable of waiver, the Transaction will not proceed as proposed, or at all. There is no assurance that the conditions will be satisfied or waived on a timely basis, or at all.

The following is a description of certain provisions of the Business Combination Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is incorporated by reference herein and has been filed on SEDAR at www.sedar.com under TPCO’s issuer profile, the Plan of Arrangement, the full text of which is attached hereto as Schedule A to Appendix C, and the Agreement and Plan of Merger, which is attached to the Business Combination Agreement. Readers are encouraged to read the Business Combination Agreement, the Plan of Arrangement and the Agreement and Plan of Merger in their entirety. Capitalized terms used but not otherwise defined in this section shall have the meanings ascribed thereto in the Business Combination Agreement, the Plan of Arrangement and the Agreement and Plan of Merger (as applicable).

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In reviewing the Business Combination Agreement and this summary, readers are advised that this summary has been included to provide TPCO Shareholders with information regarding the key terms of the Business Combination Agreement and is not intended to provide any other factual information about TPCO, Stately, Gold Flora, Newco or US Merger Sub or any of their respective subsidiaries or affiliates. The Business Combination Agreement contains representations and warranties and covenants by each of the Parties, which are summarized below. These representations and warranties have been made solely for the benefit of the other Parties and: (i) are not intended as statements of fact to investors, but rather, as a means of allocating risks between the Parties if those statements prove to be inaccurate, in certain circumstances subject to materiality; (ii) have been qualified by certain confidential disclosures that were made to the other Parties in connection with the negotiation of the Business Combination Agreement, which disclosures are not reflected in the Business Combination Agreement; and (iii) may apply standards of materiality that are different from what may be viewed as material by TPCO Shareholders, Stately Shareholders, Gold Flora Securityholders or other investors.

Moreover, information concerning the subject matter of the representations and warranties in the Business Combination Agreement and as described below may have changed since the date of the Business Combination Agreement and subsequent developments may have been included in this Circular. Accordingly, the representations and warranties and other provisions of the Business Combination Agreement should not be read on their own, but instead with the information contained elsewhere in this Circular.

Representations and Warranties of the Parties

The Business Combination Agreement contains certain customary representations and warranties of TPCO related to, among other things: (a) the opinions of financial advisors; (b) TPCO Board’s approval of the Arrangement and recommendation that TPCO Shareholders vote in favour of the Arrangement; (c) organization and qualification; (d) authority relative to the Business Combination Agreement; (e) no violation of Constating Documents, material contracts or laws; (f) governmental approvals; (g) capitalization; (h) ownership of subsidiaries; (i) reporting issuer status and securities laws matters; (j) TPCO Filings; (k) financial statements; (l) internal controls over financial reporting; (m) disclosure controls and procedures; (n) books and records and disclosure; (o) independence of auditors; (p) minute books; (q) absence of undisclosed liabilities; (r) absence of material change; (s) litigation; (t) taxes; (u) data privacy and security; (v) title to assets; (w) real property; (x) material contracts; (y) authorizations; (z) environmental matters; (aa) compliance with laws; (bb) United States sanctions administered or enforced by the Office of Foreign Assets Control of the US Treasury Department; (cc) employment and labour matters; (dd) intellectual property; (ee) licenses; (ff) related party transactions; (gg) brokers; (hh) competition; (ii) insurance; (jj) research and development; (kk) absence of collateral benefit; (ll) banks and powers of attorney; and (mm) products and inventories.

The Business Combination Agreement contains certain customary representations and warranties of Gold Flora related to, among other things: (a) the opinions of financial advisors; (b) Gold Flora board of director’s approval of the Transaction and recommendation that Gold Flora Securityholders vote in favour of the Merger (c) organization and qualification; (d) authority relative to the Business Combination Agreement; (e) no violation of Constating Documents, material contracts or laws; (f) governmental approvals; (g) capitalization; (h) ownership of subsidiaries; (i) financial statements; (j) internal controls over financial reporting; (k) books and records and disclosure; (l) independence of auditors; (m) minute books; (n) absence of undisclosed liabilities; (o) absence of material change; (p) litigation; (q) taxes; (r) data privacy and security; (s) title to assets; (t) real property; (u) material contracts; (v) authorizations; (w) environmental matters; (x) compliance with laws; (y) United States sanctions administered or enforced by the Office of Foreign Assets Control of the US Treasury Depart; (z) employment and labour matters; (aa) intellectual property; (bb) licenses; (cc) related party transactions; (dd) brokers; (ee) competition; (ff) insurance; (gg) research and development; (hh) banks and powers of attorney; (ii) products and inventories; and (jj) liquidity event.

The Business Combination Agreement contains certain customary representations and warranties of Newco and US Merger Sub related to, among other things: (a) organization and qualification; (b) capitalization; (c) business conduct; (d) authority relative to the Business Combination Agreement; and (e) no violation of Constating Documents, material contracts or laws.

The Business Combination Agreement contains certain customary representations and warranties of Stately related to, among other things: (a) organization and qualification; (b) capitalization; (c) capitalization of Stately US; (d) authority relative to the Business Combination Agreement; (e) no violation of Constating Documents, material contracts or laws; (f) governmental approvals; (g) corporate records; (h) absence of assets and liabilities; (i) absence of business; (j) absence of employees; (k) absence of contracts; (l) compliance with laws; (m) litigation; and (n) taxes.

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The representations or warranties of each of the Parties contained in the Business Combination Agreement will not survive the completion of the Transaction and will expire and be terminated on the earlier of the Merger Effective Time and the date on which the Business Combination Agreement is terminated in accordance with its terms. The representations and warranties made by the Parties are, in certain cases, subject to specified exemptions or qualifications.

Covenants of the Parties

General

In the Business Combination Agreement, each of TPCO, Gold Flora and Stately have agreed to certain covenants, including customary covenants relating to the operation of their respective businesses in the Ordinary Course, to use commercially reasonable efforts to maintain and preserve their respective business organization, properties, employees, assets and goodwill, to perform all obligation required to be performed by it under the Business Combination Agreement and to use commercially reasonable efforts to take, or cause to be taken, all act and things required or advisable to consummate and make effective, as soon as reasonably practicable, the Arrangement and the Merger. In addition, the Parties have agreed to certain covenants in relation to the preparation of this Circular, the preparation of the Gold Flora Information Statement the convening and conducting of the Meeting, seeking to obtain written consent for the approval of the Gold Flora Required Approvals and seeking the Final Order.

Conduct of TPCO’s Business

TPCO provided a general covenant that until the earlier of the Merger Effective Time and the time the Business Combination Agreement is terminated in accordance with its terms, except with the prior written consent of Gold Flora, as required or permitted by the Business Combination Agreement, as contemplated by the TPCO Disclosure Letter, or as required by Law or and Governmental Entity, it shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)	amend its Constating Documents or, in the case of any Subsidiary which is not a corporation, its similar organizational documents;

(b)

split, combine, consolidate or reclassify any of the TPCO Shares, or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof), or amend or modify any term of any outstanding debt security;

(c)	redeem, purchase, or otherwise acquire or offer to redeem, purchase or otherwise acquire any of the TPCO Shares, any outstanding securities or the common shares of its Subsidiaries;

(d)

issue, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of any TPCO Shares or other equity or voting interests in TPCO or its Subsidiaries (including issued TPCO Shares held by TPCO in treasury), or any options (including under the TPCO Equity Incentive Plan and Legacy Plans), share units (including under the TPCO Equity Incentive Plan and Legacy Plans), warrants or similar rights or convertible securities exercisable or exchangeable for or convertible into TPCO Shares or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of the TPCO Shares, except for the issuance of TPCO Shares issuable upon the settlement or exercise, as applicable, of the currently outstanding TPCO Stock Options, TPCO RSUs, TPCO PSUs and TPCO Warrants;

(e)	amend the terms of any of the securities of TPCO or any of its Subsidiaries;

(f)	reduce its stated capital or reorganize, arrange, restructure, amalgamate or merge with any Person;

(g)	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of TPCO any of its Subsidiaries;

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(h)

except for inventory in the Ordinary Course, acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, assets, securities, properties, interests or businesses or make any investment either by the purchase of securities, contribution of capital, property transfer, or purchase of any other property or assets of any other Person, or acquire any license rights having a value of an amount greater than US$500,000;

(i)

sell, pledge, lease, transfer, dispose of, lose the right to use, mortgage, license, encumber (other than a Permitted Lien) or otherwise transfer any assets of TPCO or of any of its Subsidiaries or any interest in any assets of TPCO and its Subsidiaries having a value greater than US$500,000 individually or US$1,000,000 in the aggregate, other than assets (such as inventory) sold in the Ordinary Course;

(j)	enter into any joint venture or similar agreement, arrangement or relationship;

(k)

other than (i) as incurred in connection with the Business Combination Agreement and the transactions contemplated therein, including the expenses contemplated by the Business Combination Agreement, or (ii) as set forth in the capital budget disclosed in the TPCO Disclosure Letter, make any capital expenditure or commitment to do so which in the aggregate exceeds US$500,000;

(l)	amend or modify, or terminate or waive any right under, any TPCO Material Contract or enter into any Contract or agreement that would be a TPCO Material Contract if in effect on the date hereof;

(m)

in respect of any TPCO Business Assets, waive, release, surrender, abandon, let lapse, grant or transfer any material right or amend, modify or change, or agree to amend, modify or change, any existing material Authorization, right to use, lease or contract, except that TPCO may file modifications of ownership and financial interest holders of its Authorizations (with owners and financial interest holders referring to those terms as defined by Applicable California Laws relating to Authorizations) to reflect its, or its Subsidiaries, as applicable ownership, officers and all other persons and entities existing as of the date of the Business Combination Agreement as may be required by Law;

(n)

except as contemplated by the Business Combination Agreement, amend, modify or terminate, cancel or let lapse any material insurance (or re-insurance) policy of TPCO or any of its Subsidiaries in effect on the date of the Business Combination Agreement, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the terminated, cancelled or lapsed policies are in full force and effect;

(o)

prepay any indebtedness before its scheduled maturity, or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof in each case in an amount exceeding US$500,000 individually or US$1,000,000 in the aggregate;

(p)

make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person, other than the Subsidiaries of TPCO;

(q)	enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;

(r)	grant any Lien (other than Permitted Liens) on any assets of TPCO or any of its Subsidiaries;

(s)

amend or re-file any material Tax Returns, make, amend or rescind any material Tax election, settle or compromise any Tax claim, action, suit, litigation, proceeding, investigation, audit, controversy, assessment, reassessment or liability, enter into any agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any Tax matter or amend or change any of its methods of reporting income, deductions or accounting for income Tax purposes;

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(t)

request from any taxing authority an advance Tax ruling or determination or enter into any arrangements to provide for an extension of time with respect to the assessment or reassessment of Taxes or the filing of any material Tax Returns (other than automatic six-month extensions), payment of Taxes by, or the levying of any governmental charge against, TPCO or any of its Subsidiaries;

(u)	make any change in TPCO’s methods of accounting, except as required by concurrent changes in U.S. GAAP;

(v)

grant any increase in the rate of wages, salaries, bonuses or other remuneration of any TPCO Employee or independent contractor or make any bonus or profit sharing distribution or similar payment of any kind (other than in the Ordinary Course to TPCO Employees who are not officers);

(w)

(i) adopt or materially amend any Employee Plan; (ii) pay any benefit to any director or officer of TPCO or any of its Subsidiaries or to any TPCO Employee that is not required under the terms of any Employee Plan in effect on the date of the Business Combination Agreement; (iii) pay, grant or increase any severance, change of control or termination pay (or improvements to notice or pay in lieu of notice) to any current or former TPCO Employee or any current or former director of TPCO or any of its Subsidiaries not required under the terms of any existing obligation in effect on the date of the Business Combination Agreement; (iv) increase the benefits payable under any existing severance or termination pay policies with any current or former TPCO Employee or any current or former director of TPCO or any of its Subsidiaries; (v) grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of TPCO or any of its Subsidiaries or to any TPCO Employee; (vi) make any determination under any Employee Plan that is not in the Ordinary Course; (vii) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any current or former TPCO Employee or any current or former director of TPCO or any of its Subsidiaries; (viii) grant any equity, equity-based or similar awards; (ix) reduce TPCO’s or its Subsidiaries’ work force except in the Ordinary Course; (x) take any action described above with respect to any consultants or independent contractors of TPCO or any of its Subsidiaries; or (xi) take or propose any action to effect any of the foregoing;

(x)

enter into any agreement or arrangement that limits or otherwise restricts in any material respect TPCO or any successor thereto, or that would, after the Merger Effective Time, limit or restrict in any material respect the Resulting Issuer or any of its affiliates from competing in any manner;

(y)

cancel, waive, release, assign, settle or compromise any material claims or rights or take any action or fail to take any action that would result in termination of any material claims or rights, including relating to the TPCO Intellectual Property Rights;

(z)

commence, waive, release, assign, settle, compromise or settle any litigation, proceeding or governmental investigation relating to the assets or the TPCO Business (i) in excess of an aggregate amount of US$1,000,000 other than amounts or liabilities disclosed in the TPCO Filings which are resolved for an amount equal to or less than the amount disclosed; or (ii) which could reasonably be expected to impede, prevent or delay the consummation of the transactions contemplated by the Business Combination Agreement;

(aa)

knowingly take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entity to institute proceedings for the suspension, revocation or limitation of rights under, any material Authorization necessary to conduct its businesses as now conducted, or fail to file with commercially reasonable due diligence (and in no event longer than as permitted by applicable Law unless expressly approved by the applicable Governmental Entity in writing) any pending application, submission, modification, notice or otherwise to any Governmental Entities for material Regulatory Licenses or material Authorizations (including with respect to any material Regulatory Licenses or material Authorizations applicable to assets acquired after the date of the Business Combination Agreement in accordance with the terms of the Business Combination Agreement);

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(bb)

if such becomes necessary, abandon or fail to diligently pursue any application for any material Authorizations or take any action, or fail to take any action, that could lead to a modification, suspension or revocation of any material Authorizations;

(cc)

grant or commit to grant an exclusive licence or otherwise transfer any Intellectual Property or exclusive rights in or in respect thereto that is material to TPCO and its Subsidiaries taken as a whole, other than to wholly owned Subsidiaries;

(dd)	materially change its business or regulatory strategy;

(ee)

enter into any Contract with a Person (other than a wholly-owned Subsidiary of TPCO or any entity that owns Regulatory Licenses) that does not deal at arm’s length with TPCO within the meaning of the Tax Act;

(ff)	enter into or amend any Contract with any broker, finder or investment banker;

(gg)	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing; or

(hh)	proceed with, notice, commence or conduct any plant closings or mass layoffs as described or defined under the WARN Act or any similar state or local law.

TPCO has agreed to notify Gold Flora in writing of any Material Adverse Effect relating to TPCO, and any material penalty, filing, action, suit, claim, order, ruling, investigation, audit inquiry, assessment or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting TPCO or its Subsidiaries.

TPCO has agreed to provide Gold Flora with consolidated annual audited financial statements of TPCO as at and for the fiscal year ended December 31, 2022 (including the notes thereto) on or prior to March 31, 2023.

TPCO has also agreed to cause (to the fullest extent to which it is able) its Subsidiaries to perform all actions that may be required of them by the Business Combination Agreement.

Conduct of Gold Flora’s Business

Gold Flora provided a general covenant that until the earlier of the Merger Effective Time and the time the Business Combination Agreement is terminated in accordance with its terms, except with the prior written consent of TPCO, as required or permitted by the Business Combination Agreement, as contemplated by the Gold Flora Disclosure Letter, or as required by applicable Law or and Governmental Entity, it shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)	amend its Constating Documents or, in the case of any Subsidiary of Gold Flora which is not a corporation, its similar organizational documents;

(b)

split, combine, consolidate or reclassify any of the Gold Flora Membership Units or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof), or amend or modify any term of any outstanding debt security;

(c)	redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any of the Gold Flora Membership Units, any of its outstanding securities or the securities of its Subsidiaries;

(d)

issue, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of any Gold Flora Membership Units or other equity or voting interests in Gold Flora or its Subsidiaries, or any options, warrants or similar rights or convertible securities exercisable or exchangeable for or convertible into such membership units, common shares or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of the Gold Flora Membership Units, except for the issuance of Gold Flora Membership Units issuable upon the settlement or exercise, as applicable, of the currently outstanding options, warrants or similar rights or convertible securities as disclosed in the Gold Flora Disclosure Letter;

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(e)	amend the terms of any of the securities of Gold Flora or any of its Subsidiaries;

(f)	reduce its stated capital or reorganize, arrange, restructure, amalgamate or merge with any Person;

(g)	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of Gold Flora or any of its Subsidiaries;

(h)

except for inventory in the Ordinary Course, acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, assets, securities, properties, interests or businesses or make any investment either by the purchase of securities, contribution of capital, property transfer or purchase of any other property or assets of any other Person, or acquire any license rights having a value of an amount greater than US$500,000;

(i)

sell, pledge, lease, transfer, dispose of, lose the right to use, mortgage, license, encumber (other than a Permitted Lien) or otherwise transfer any assets of Gold Flora or of any of its Subsidiaries or any interest in any assets of Gold Flora and its Subsidiaries having a value greater than US$500,000 individually or US$1,000,000 in the aggregate, other than assets (such as inventory) sold in the Ordinary Course;

(j)	enter into any material joint venture or similar agreement, arrangement or relationship;

(k)

other than (i) as incurred in connection with the Business Combination Agreement and the transactions contemplated therein, or (ii) as set forth in the capital budget disclosed in the Gold Flora Disclosure Letter, make any capital expenditure or commitment to do so which in the aggregate exceeds US$500,000;

(l)

amend or modify, or terminate or waive any right under, any Gold Flora Material Contract or enter into any Contract or agreement that would be a Gold Flora Material Contract if in effect on the date of the Business Combination Agreement;

(m)

in respect of any Gold Flora Business Assets, waive, release, surrender, abandon, let lapse, grant or transfer any material right or amend, modify or change, or agree to amend, modify or change, any existing material Authorization, right to use, lease or contract, except that Gold Flora may file modifications of ownership and financial interest holders of its Authorizations (with owners and financial interest holders referring to those terms as defined by Applicable California Laws relating to Authorizations) to reflect its, or its Subsidiaries, as applicable ownership, officers and all other persons and entities existing as of the date of the Business Combination Agreement as may be required by Law;

(n)

except as contemplated in the Business Combination Agreement, amend, modify or terminate, cancel or let lapse any material insurance (or re-insurance) policy of Gold Flora or any of its Subsidiaries in effect on the date of the Business Combination Agreement, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the terminated, cancelled or lapsed policies are in full force and effect;

(o)

prepay any indebtedness before its scheduled maturity, or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof in each case in an amount exceeding US$500,000 individually or US$1,000,000 in the aggregate;

(p)

make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person, other than the Subsidiaries of Gold Flora;

(q)	enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;

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(r)	grant any Lien (other than Permitted Liens) on any assets of Gold Flora or any of its Subsidiaries;

(s)

amend or re-file any material Tax Returns, make, amend or rescind any material Tax election, settle or compromise any Tax claim, action, suit, litigation, proceeding, investigation, audit, controversy, assessment, reassessment or liability, enter into any agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any Tax matter or amend or change any of its methods of reporting income, deductions or accounting for income Tax purposes;

(t)

request from any taxing authority an advance Tax ruling or determination or enter into any arrangements to provide for an extension of time with respect to the assessment or reassessment of Taxes or the filing of any material Tax Returns (other than automatic, six-month extensions), payment of Taxes by, or the levying of any governmental charge against, Gold Flora or any of its Subsidiaries;

(u)	make any change in Gold Flora’s methods of accounting, except as required by concurrent changes in U.S. GAAP;

(v)

grant any increase in the rate of wages, salaries, bonuses or other remuneration of any Gold Flora Employee or independent contractor or make any bonus or profit sharing distribution or similar payment of any kind (other than in the Ordinary Course to Gold Flora Employees who are not officers);

(w)

(i) adopt or materially amend any Employee Plan; (ii) pay any benefit to any director or officer of Gold Flora or any of its Subsidiaries or to any Gold Flora Employee that is not required under the terms of any Employee Plan in effect on the date of the Business Combination Agreement; (iii) pay, grant or increase any severance, change of control or termination pay (or improvements to notice or pay in lieu of notice) to any current or former Gold Flora Employee or any current or former director of Gold Flora or any of its Subsidiaries not required under the terms of any existing obligation in effect on the date of the Business Combination Agreement; (iv) increase the benefits payable under any existing severance or termination pay policies with any current or former Gold Flora Employee or any current or former director of Gold Flora or any of its Subsidiaries; (v) grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of Gold Flora or any of its Subsidiaries or to any Gold Flora Employee; (vi) make any determination under any Employee Plan that is not in the Ordinary Course; (vii) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any current or former Gold Flora Employee or any current or former director of Gold Flora or any of its Subsidiaries; (viii) grant any equity, equity-based or similar awards; (ix) reduce Gold Flora’s or its Subsidiaries’ work force except in the Ordinary Course; (x) take any action described above with respect to any consultants or independent contractors of Gold Flora or any of its Subsidiaries; or (xi) take or propose any action to effect any of the foregoing;

(x)

enter into any agreement or arrangement that limits or otherwise restricts in any material respect Gold Flora or any successor thereto, or that would, after the Merger Effective Time, limit or restrict in any material respect the Resulting Issuer or any of its affiliates from competing in any manner;

(y)

cancel, waive, release, assign, settle or compromise any material claims or rights or take any action or fail to take any action that would result in termination of any material claims or rights, including relating to the Gold Flora Intellectual Property Rights;

(z)

commence, waive, release, assign, settle, compromise or settle any litigation, proceeding or governmental investigation relating to the assets or the Gold Flora Business (i) in excess of an aggregate amount of US$1,000,000 other than amounts or liabilities disclosed in the Gold Flora Financial Statements which are resolved for an amount equal to or less than the amount disclosed; or (ii) which could reasonably be expected to impede, prevent or delay the consummation of the transactions contemplated by the Business Combination Agreement;

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(aa)

knowingly take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entity to institute proceedings for the suspension, revocation or limitation of rights under, any material Authorization necessary to conduct its businesses as now conducted, or fail to file with commercially reasonable due diligence (and in no event longer than as permitted by applicable Law unless expressly approved by the applicable Governmental Entity in writing) any pending application, submission, modification, notice or otherwise to any Governmental Entities for material Regulatory Licenses or material Authorizations (including with respect to any material Regulatory Licenses or material Authorizations applicable to assets acquired after the date of the Business Combination Agreement in accordance with the terms of the Business Combination Agreement);

(bb)

if such becomes necessary, abandon or fail to diligently pursue any application for any material Authorizations or take any action, or fail to take any action, that could lead to a material modification, suspension or revocation of any material Authorizations;

(cc)

grant or commit to grant an exclusive licence or otherwise transfer any Intellectual Property or exclusive rights in or in respect thereto that is material to Gold Flora and its Subsidiaries taken as a whole, other than to wholly owned Subsidiaries;

(dd)	materially change its business or regulatory strategy;

(ee)

enter into any Contract with a Person (other than a wholly-owned Subsidiary of Gold Flora or any entity that owns Regulatory Licenses) that does not deal at arm’s length with Gold Flora within the meaning of the U.S. Tax Code other than as contemplated by the Business Combination Agreement or pursuant to the Amended Debenture;

(ff)	enter into or amend any Contract with any broker, finder or investment banker;

(gg)	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing; or

(hh)	proceed with, notice, commence or conduct any plant closings or mass layoffs as described or defined under the WARN Act or any similar state or local law.

Gold Flora has agreed to notify TPCO in writing of any Material Adverse Effect relating to Gold Flora, and any material penalty, filing, action, suit, claim, order, ruling, investigation, audit inquiry, assessment or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Gold Flora or its Subsidiaries.

Gold Flora has agreed to provide TPCO with consolidated annual audited financial statements of Gold Flora as at and for the fiscal year ended December 31, 2022 (including the notes thereto) on or prior to March 31, 2023.

Gold Flora has also agreed to cause (to the fullest extent to which it is able) its Subsidiaries to perform all actions that may be required of them by the Business Combination Agreement.

Conduct of Stately’s Business

Stately provided a general covenant that until the earlier of the Merger Effective Time and the time the Business Combination Agreement is terminated in accordance with its terms, except with the prior written consent of TPCO and Gold Flora, as required or permitted by the Business Combination Agreement or as required by Law or and Governmental Entity, it shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)	amend its Constating Documents or, in the case of any Subsidiary of Stately which is not a corporation, its similar organizational documents;

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(b)

split, combine, consolidate or reclassify any of the Stately Shares or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof), or amend or modify any term of any outstanding debt security;

(c)	redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any of the Stately Shares, any of its outstanding securities or the common shares of its Subsidiaries;

(d)

issue, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of any Stately Shares or other equity or voting interests in Stately or its Subsidiaries (including issued Stately Shares held by Stately in treasury), or any options, share units, warrants or similar rights or convertible securities exercisable or exchangeable for or convertible into such Stately Shares or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of the Stately Shares except for the issuance of Stately Shares issuable on exercise of currently outstanding warrants to purchase up to 25,000,000 Stately Shares;

(e)	amend the terms of any of the securities of Stately or any of its Subsidiaries;

(f)	reduce its stated capital or reorganize, arrange, restructure, amalgamate or merge with any Person;

(g)	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of Stately or any of its Subsidiaries;

(h)

acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, any assets, securities, properties, interests or businesses or make any investment either by the purchase of securities, contribution of capital, property transfer or purchase of any other property or assets of any other Person, or acquire any license rights except for the acquisition of Gold Flora Membership Units pursuant to the exercise of warrants held by Stately US to purchase up to 2,741,369 Gold Flora Membership Units;

(i)

sell, pledge, lease, transfer, dispose of, lose the right to use, mortgage, license, encumber (other than a Permitted Lien) or otherwise transfer any assets of Stately or of any of its Subsidiaries or any interest in any assets of Stately and its Subsidiaries;

(j)	enter into any joint venture or similar agreement, arrangement or relationship;

(k)	make any capital expenditure or commitment to do so;

(l)	amend or modify, or terminate or waive any right under, any Contract or enter into any Contract or agreement;

(m)	conduct any business other than that required in connection with the Business Combination Agreement;

(n)	incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof;

(o)

make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person, other than the Subsidiaries of Stately;

(p)

amend or re-file any Tax Returns, make, amend or rescind any material Tax election, settle or compromise any Tax claim, action, suit, litigation, proceeding, investigation, audit, controversy, assessment, reassessment or liability, enter into any agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any Tax matter or amend or change any of its methods of reporting income, deductions or accounting for income Tax purposes;

(q)

request from any taxing authority an advance Tax ruling or determination or enter into any arrangements to provide for an extension of time with respect to the assessment or reassessment of Taxes or the filing of any Tax Returns (other than automatic, six-month extensions), payment of Taxes by, or the levying of any governmental charge against, Stately or any of its Subsidiaries;

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(r)	make any change in Stately’s methods of accounting, except as required by concurrent changes in IFRS;

(s)	grant or pay any wages, salaries, bonuses or other remuneration of any employee or independent contractor or make any bonus or profit sharing distribution or similar payment of any kind; or

(t)	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

Stately has agreed to notify TPCO and Gold Flora in writing of any Material Adverse Effect relating to Stately, and any material penalty, filing, action, suit, claim, order, ruling, investigation, audit inquiry, assessment or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Stately or its Subsidiaries.

The Resulting Issuer

The Parties have agreed to cause the Resulting Issuer to: (i) on the Effective Date, reserve a sufficient number of Resulting Issuer Shares to be issued upon completion of the Arrangement and the exercise and/or settlement from time to time of the TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants and Stately Replacement Warrants; and (ii) on the Effective Date, reserve a sufficient number of Resulting Issuer Shares to be issued upon the completion of the Merger (including upon completion of the GF Investco Merger and GF Investco2 Merger, if applicable) and the Resulting Issuer Shares to be issued upon exercise and/or settlement from time to time of the Gold Flora Warrants and GF Investco2 Warrants.

NEO Exchange Listing

TPCO and Newco, in consultation with Gold Flora, will apply for and use their commercially reasonable efforts to obtain approval from the NEO Exchange in connection with the listing of the Resulting Issuer Shares to be issued in connection with the Transaction and the Resulting Issuer Shares to be issued upon the exercise and/or settlement from time to time of the TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants, Stately Replacement Warrants, Gold Flora Warrants and common share purchase warrants of GF Investco2, subject only to the satisfaction of customary conditions required by the NEO Exchange.

Additional Covenants of Gold Flora

Gold Flora has agreed to obtain the Gold Flora Required Approvals on or before the date that is 15 days following receipt of the Interim Order. Gold Flora has also agreed to complete the Gold Flora Reorganization immediately following the Arrangement Effective Time, provided that, the conversion of the Gold Flora Debentures, other than the Amended Debentures, and the Gold Flora Equity Rights shall occur prior to the Arrangement Effective Time.

Authorizations

The Parties have agreed that as soon as reasonably practicable after the date of the Business Combination Agreement, each Party, or where appropriate, the Key Parties jointly, will (i) make any appropriate filing pursuant to the HSR Act and any other applicable Antitrust Laws with respect to the transactions contemplated by the Business Combination Agreement within ten (10) Business Days after the date of the Business Combination Agreement, unless the Key Parties mutually agree in writing to a later date; (ii) to respond as promptly as practicable to any request for additional information and documentary material from any Governmental Entity pursuant to any Antitrust Law; (iii) make or cause to be made all notifications, filings, applications and submissions with Governmental Entities required or advisable under Law; and (iv) to use commercially reasonable efforts to obtain and maintain the Key Authorizations and such other Authorizations reasonably determined by any of the Key Parties to be necessary to discharge their respective obligations under the Business Combination Agreement or otherwise advisable under Laws in connection with the Transaction and the Business Combination Agreement. TPCO and Gold Flora agreed to share the cost of all filing fees in respect of the Key Authorizations.

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The Key Parties have agreed to cooperate with one another in connection with obtaining the Authorizations. Further, the Parties have agreed that, upon receipt of written request from either TPCO or Gold Flora and within ten Business Days of receipt of all necessary information and materials, with the reasonable assistance of the requesting party, to prepare the notifications, filings, applications and submissions for the transfer or change in ownership (as applicable) of the Regulatory Licenses, provided that such receiving Party shall not make, or cause to be made, any filings or submissions with, or have any communications or discussions with, any Governmental Entity until TPCO and Gold Flora have mutually agreed as to the form and substance of such filings, submissions, communications and discussions.

The Key Parties have agreed to cooperate with and keep one another informed as to the status of and the processes and proceedings in connection with obtaining any Authorizations, including notifying each other of any communication from any Governmental Entity in respect of the Transaction or the Business Combination Agreement and providing copies of such communications. Further, each Key Party has agreed not to make any submissions or filings, participate in any meetings or any material conversations with any Governmental Entity in respect of any filings, investigations or other inquiries related to the transactions contemplated in the Business Combination Agreement unless it has consults with the other Key Parties in advance and, to the extent not precluded by such Governmental Entity, given the other Key Parties the opportunity to review drafts of any submissions or filings, or attend and participate in any communications or meetings, and that the Key Parties will provide external counsel to the other Key Party non-redacted versions of drafts or final submissions, filings or other written communications with any Governmental Entity on the basis that the redacted information will not be shared with its clients.

Each Party has agree to promptly notify the Key Parties if it becomes aware that any (i) application, filing, document or other submission for an Authorization contains a Misrepresentation; or (ii) any Authorization contains, reflects or was obtained following the submission of any application, filing, document or other submission containing a Misrepresentation, such that an amendment or supplement may be necessary or advisable. In such case, TPCO and Gold Flora have agreed to, in consultation with and subject to the prior approval of each other, co-operate in the preparation, filing and dissemination, as applicable, of any such amendment or supplement.

The Key Parties have agreed to request that the Authorizations be processed by the applicable Governmental Entity on an expedited basis and, to the extent that a public hearing is held, the Key Parties have agreed to request the earliest possible hearing date for the consideration of the Authorizations.

In the event any proceeding is instituted or threatened by any Governmental Entity challenging or which could lead to a challenge of any of the transactions contemplated by the business Combination Agreement as not in compliance with Law, the Key Parties have agreed to use their commercially reasonable efforts to resolve such proceeding so as to allow the Merger Effective Time to occur on or prior to the Outside Date.

The Parties have agreed, to the extent necessary or desirable to comply with the requirements of the Applicable California Laws and/or the Canadian Securities Regulators, to (and to cause their respective affiliates and related parties and representatives to) use their respective commercially reasonable efforts to take all actions reasonably requested to ensure compliance with the Applicable California Laws and/or the Regulator, including, without limitation, negotiating in good faith to amend, restate, amend and restate, supplement, or otherwise modify the Business Combination Agreement to reflect terms that most closely approximate the Parties original intentions but are responsive to and compliant with the requirements of the Applicable California Laws and/or the Regulator. In furtherance of the foregoing, the Parties have further agreed to cooperate with the Regulator to promptly respond to any informational requests, supplemental disclosure requirements or other correspondence from the Regulator and to keep all other Key Parties fully and promptly informed as to any such requests, requirements or correspondence related to the transactions contemplated by the Business Combination Agreement.

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Notice and Cure

The Business Combination Agreement provides that each Party will provide the other Parties with notice of certain actual or potential breaches of the Business Combination Agreement. The Business Combination Agreement provides that the neither TPCO nor Gold Flora may terminate the Business Combination Agreement due the other Party’s breach of certain representations and warranties or failure to perform certain covenants unless (i) the Party seeking to terminate has delivered a Termination Notice to the other Party; and (ii) provided other Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date, until the earlier of the Outside Date and the date that is twenty (20) Business Days following receipt of the Termination Notice by the other Party. The Business Combination Agreement provides that if a Termination Notice is delivered prior to the date of the Meeting, unless the Key Parties agree otherwise, TPCO shall, to the extent permitted by Law, postpone or adjourn the Meeting to the earlier of (i) five (5) Business Days prior to the Outside Date and (ii) the date that is ten (10) Business Days following receipt of such Termination Notice by the Breaching Party. The Business Combination Agreement also provides that if a Termination Notice has been delivered prior to the making of the application for the Final Order, such application shall be postponed until the expiry of the waiting period referenced above.

Insurance and Indemnification

The Business Combination Agreement provides that, prior to the Effective Date, each of TPCO and Gold Flora shall purchase customary “tail” policies of directors’ and officers’ liability insurance providing protection no less favourable in the aggregate to the protection provided by the policies maintained by such Party and its Subsidiaries which are in effect immediately prior to the Effective Date and on such terms as TPCO or Gold Flora may request, acting reasonably, and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date and the Resulting Issuer shall, or shall cause its affiliates to maintain such tail policies in effect without any reduction in scope or coverage for six (6) years from the Effective Date; provided the Resulting Issuer shall not be required to pay any amounts in respect of such coverage prior to the Merger Effective Time and provided further that the cost of such policies in respect of TPCO or its Subsidiaries shall not exceed three hundred percent (300%) of TPCO’s current annual aggregate premium for policies currently maintained by TPCO or its Subsidiaries and the cost of such policies in respect of Gold Flora or its Subsidiaries shall not exceed three hundred percent (300%) of Gold Flora’s current annual aggregate premium for policies currently maintained by Gold Flora or its Subsidiaries.

The Business Combination Agreement provides that the Resulting Issuer will, following the Merger Effective Time, honour all rights to indemnification or exculpation existing as of the date of the Business Combination Agreement in favour of present and former employees, representatives, officers, managers and directors of Gold Flora, TPCO, Stately and their respective Subsidiaries (as applicable) to the extent such rights are included in the Constating Documents of Gold Flora, TPCO or any of their respective Subsidiaries (as applicable) or disclosed in the Gold Flora Data Room or TPCO Data Room (as applicable). The Business Combination Agreement provides that such rights will survive the completion of the Plan of Arrangement and the Merger (as applicable) and will continue in full force and effect in accordance with their terms for a period of not less than six years from the completion of the Transaction.

WARN Act

Newco, TPCO and Gold Flora have each agreed to cooperate to identify and address any event requiring notice, consultation or other employment obligations under the United States Worker Adjustment and Retraining Notification Act or similar state or local law with respect to the transactions contemplated by the Business Combination Agreement.

Resulting Issuer Board

The Parties have agreed that following completion of the Transaction, the Resulting Issuer Board shall initially consist of 7 directors, 4 of whom shall be nominated by Gold Flora (being Laurie Holcomb, Michael W. Lau, Heather Molloy and Jeffrey Sears) and 3 of whom shall be nominated by TPCO (being Troy Datcher who shall be Chairman, Al Foreman and Mark Castaneda).

The Parties have agreed that following completion of the Transaction, Laurie Holcomb shall be the CEO of the Resulting Issuer, with additional executive officers, including the CFO and Corporate Secretary, to be identified by Laurie Holcomb, upon consultation with TPCO, prior to the date of the application for the Interim Order; provided that each of such executive officers shall satisfy the Officer Conditions and each such officer shall, to the extent not already previously completed, execute a Gold Flora Voting Support and Lock-Up Agreement or TPCO Voting Support and Lock-Up Agreement, as applicable.

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Ancillary Merger Transactions

The Parties have agreed that, in the event that the conditions precedent to completion of the GF Investco Merger are not satisfied on or prior to the date that is 2 Business Days prior to the date of submission by TPCO of the application for the Final Order, the GF Investco Merger shall not be completed and any securities of Gold Flora held by GF Investco shall be dealt with in accordance with their terms.

The Parties agree also that, in the event that the conditions precedent to completion of the GF Investco2 Merger are not satisfied on or prior to the date that is two (2) Business Days prior to the date of submission by TPCO of the application for the Final Order, the GF Investco2 Merger shall not be completed and any securities of Gold Flora held by GF Investco2 shall be dealt with in accordance with their terms.

Section 3(a)(10) Exemption

The Parties have acknowledged and agreed that it is their intention to rely on the Section 3(a)(10) Exemption for any securities issued in connection with the Domestication and the Parties will cooperate and use commercially reasonable efforts to ensure that the Interim Order and the Final Order may be used as a basis to rely on such exemption. In the event that TPCO and Gold Flora, acting reasonably and in good faith, mutually determine on the advice of counsel that the Section 3(a)(10) Exemption is not available for any issuance in connection with the Domestication, such determination, a “Registration Event” TPCO shall, as soon as reasonably practicable following such occurrence, prepare and file with the SEC a registration statement on Form S-4 registering, to the extent permissible under the U.S. Securities Act, the offer and sale of the securities to be issued pursuant to the Transaction, and shall use commercially reasonable efforts to have such registration statement declared effective under the U.S. Securities Act as soon as possible following such filing. The Parties have agreed that, in the event of a Registration Event, the Outside Date shall be extended by an additional 60 days.

Non-Solicitation Covenants, Acquisition Proposals and Right to Match

Non-Solicitation Covenants

Under the Business Combination Agreement, TPCO, Gold Flora and Stately have each agreed to certain non-solicitation covenants including, except as expressly permitted by the Business Combination Agreement, not to, directly or indirectly, through any TPCO Representative, Gold Flora Representative or Stately Representative (as applicable) or otherwise:

(a)

make, solicit, assist, initiate, encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of TPCO or Gold Flora (as applicable) or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer, whether public or otherwise, that constitutes, or may reasonably be expected to constitute or lead to, an TPCO Acquisition Proposal, Gold Flora Acquisition Proposal or Stately Acquisition Proposal (as applicable and for the purpose of this summary such applicable acquisition proposal being, an “Acquisition Proposal”);

(b)

enter into or otherwise engage, continue or participate in any discussions or negotiations with any Person (other than the other Party or any of its affiliates) regarding any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal, or otherwise co-operate with, assist or participate in or facilitate or encourage in any way any effort or attempt by any other Person to undertake or seek to undertake an alternative transaction;

(c)	accept, enter into or publicly propose to accept or enter into any oral or written agreement, understanding, arrangement or letter of intent with any other Person regarding an Acquisition Proposal; or

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(d)	make, or publicly propose to make, a TPCO Change in Recommendation, Gold Flora Change in Recommendation or Stately Change in Recommendation (as applicable).

TPCO, Gold Flora and Stately each further agreed to, and to cause their respective Subsidiaries and representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations, or other activities commenced prior to the date of the Business Combination Agreement with any Person (other than the other Party or any of its affiliates) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection therewith to  discontinue access to and disclosure of all its information, including any data room and any confidential information, properties, facilities, books and records and to promptly request and exercise all rights it has to require the return or destruction of all copies of any confidential information regarding it or any of its Subsidiaries provided to any person other than the other Party.

Notification of TPCO Acquisition Proposal

If TPCO or any of its Subsidiaries or any of their respective TPCO Representatives receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to, a TPCO Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to TPCO or any of its Subsidiaries, including but not limited to information, access or disclosure relating to the properties, facilities, books or records of TPCO or any of its Subsidiaries, TPCO has agreed to (a) immediately notify Gold Flora, at first orally, and then, and in any event within twenty-four (24) hours in writing, of such TPCO Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the TPCO Acquisition Proposal, inquiry, proposal, offer or request, and to provide Gold Flora with copies of all documents, correspondence or other material received in respect of, from or on behalf of any such Person and such other details of such TPCO Acquisition Proposal, inquiry, proposal, offer or request as Gold Flora may reasonably request; and (b) TPCO may contact the Person making such TPCO Acquisition Proposal, inquiry, proposal, offer or request and its representatives solely for the purpose of clarifying the terms and conditions of such TPCO Acquisition Proposal, inquiry, proposal, offer or request so as to determine whether such TPCO Acquisition Proposal, inquiry, proposal, offer or request is, or would reasonably be expected to lead to, a TPCO Superior Proposal.

TPCO has agreed to keep Gold Flora informed on a current basis of the status of developments and negotiations with respect to any TPCO Acquisition Proposal, inquiry, proposal, offer or request (to the extent permitted by the Business Combination Agreement), including any changes, modifications or other amendments to any such TPCO Acquisition Proposal, inquiry, proposal, offer or request and to provide Gold Flora copies of all material or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence sent or communicated to TPCO by or on behalf of any Person making such TPCO Acquisition Proposal, inquiry, proposal, offer or request.

Responding to TPCO Acquisition Proposal

If at any time, prior to obtaining the TPCO Required Approvals, TPCO receives a bona fide written TPCO Acquisition Proposal, inquiry, proposal, offer or request that was not solicited in contravention of the non-solicitation covenants set forth in the Business Combination Agreement, TPCO may engage in or participate in discussions or negotiations with such Person regarding such TPCO Acquisition Proposal, inquiry, proposal, offer or request and may provide copies of, access to or disclosure of confidential information, properties, facilities, books or records of TPCO or any of its Subsidiaries, if and only if:

(a)

the TPCO Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such TPCO Acquisition Proposal, inquiry, proposal, offer or request constitutes, or could reasonably be expected to constitute or lead to, a TPCO Superior Proposal, and, after consultation with its outside legal counsel, that the failure to engage in such discussions or negotiations would be inconsistent with its fiduciary duties;

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(b)

such Person was not restricted from making such TPCO Acquisition Proposal, inquiry, proposal, offer or request pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with TPCO or any of its Subsidiaries;

(c)

the TPCO Acquisition Proposal, inquiry, proposal, offer or request did not arise, directly or indirectly, as a result of a violation by TPCO of the non-solicitation covenants set forth in the Business Combination Agreement;

(d)

TPCO enters into a confidentiality and standstill agreement with such Person having terms that are not less onerous than those set out in the TPCO Confidentiality Agreement, provided that such confidentiality and standstill agreement may allow such Person to make a TPCO Acquisition Proposal confidentially to the TPCO Board that constitutes, or could reasonably be expected to constitute or lead to, a TPCO Superior Proposal; and

(e)

TPCO promptly provides Gold Flora with (i) prior written notice stating TPCO’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure; (ii) prior to providing any such copies, access or disclosure, a true, complete and final executed copy of such confidentiality and standstill agreement; and (iii) any non-public information concerning TPCO and its Subsidiaries provided to such other Person which was not previously provided to Gold Flora.

Gold Flora Right to Match

Under the Business Combination Agreement, if TPCO receives a TPCO Acquisition Proposal that constitutes a TPCO Superior Proposal prior to obtaining the TPCO Required Approval, the TPCO Board may make a TPCO Change in Recommendation and approve, recommend or enter into a definitive agreement with respect to such TPCO Superior Proposal, if and only if:

(a)

the Person making the TPCO Superior Proposal was not restricted from making such TPCO Superior Proposal pursuant to an existing confidentiality, standstill use, business purpose or similar restriction;

(b)

the TPCO Acquisition Proposal, inquiry, proposal, offer or request did not arise, directly or indirectly, as a result of a violation by TPCO of the non-solicitation covenants set forth in the Business Combination Agreement;

(c)	TPCO has delivered to Gold Flora a TPCO Superior Proposal Notice;

(d)

TPCO or the TPCO Representatives has provided Gold Flora a copy of the proposed definitive agreement for the TPCO Superior Proposal and all supporting materials provided to TPCO in connection therewith;

(e)

the Matching Period has elapsed for at least five (5) Business Days from the date that is the later of the date on which Gold Flora received the TPCO Superior Proposal Notice from TPCO and the date on which Gold Flora received a copy of the proposed definitive agreements for the TPCO Superior Proposal from TPCO;

(f)

during the Matching Period, Gold Flora has had the opportunity (but not the obligation) to offer to TPCO to amend the Business Combination Agreement and the Transaction in order for such TPCO Acquisition Proposal to cease to be a TPCO Superior Proposal and, in the event Gold Flora does submit an offer to amend the Business Combination Agreement during the Matching Period, the TPCO Board has determined, in good faith, after consultation with TPCO’s financial advisors and outside legal counsel, that such TPCO Acquisition Proposal remains a TPCO Superior Proposal as compared to the Transaction as proposed to be amended by Gold Flora and that it is necessary for the TPCO Board to cause TPCO to enter into a definitive agreement with respect to such TPCO Superior Proposal in order to satisfy their fiduciary duties to TPCO; and

(g)	TPCO terminates the Business Combination Agreement pursuant to Section 7.2(1)(c)(ii) thereof.

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During the Matching Period, or such longer period as TPCO may approve in writing for such purpose: (a) the TPCO Board will review any offer made by Gold Flora to amend the terms of the Business Combination Agreement in good faith in order to determine whether such proposal would, upon acceptance, result in the TPCO Acquisition Proposal previously constituting a TPCO Superior Proposal ceasing to be a TPCO Superior Proposal; and (b) TPCO will, and will cause the TPCO Representatives to, negotiate in good faith with Gold Flora to make such amendments to the terms of the Business Combination Agreement and the Transaction as would enable Gold Flora to proceed with the transactions contemplated by the Business Combination Agreement on such amended terms. TPCO has agreed that, subject to TPCO’s disclosure obligations under applicable Securities Laws, the fact of the making of, and each of the terms of, any such proposed amendments shall be kept strictly confidential. If the TPCO Board determines that such TPCO Acquisition Proposal would cease to be a TPCO Superior Proposal, TPCO will promptly so advise Gold Flora and the Parties and TPCO will amend the Business Combination Agreement to reflect such offer made by Gold Flora, and will take and cause to be taken all such actions as are necessary to give effect to the foregoing.

Each successive amendment or modification to any TPCO Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the TPCO Shareholders or other material terms or conditions thereof shall constitute a new TPCO Acquisition Proposal, and Gold Flora will be afforded a new five (5) Business Day TPCO Matching Period from the date on which Gold Flora received the new TPCO Superior Proposal Notice and a copy of the proposed definitive agreement for the new TPCO Superior Proposal from TPCO.

The TPCO Board shall promptly reaffirm the TPCO Board Recommendation by press release after any TPCO Acquisition Proposal which is not determined to be a TPCO Superior Proposal or the TPCO Board determines that a proposed amendment to the terms of the Business Combination Agreement would result in a TPCO Acquisition Proposal no longer being a TPCO Superior Proposal. TPCO shall provide Gold Flora and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by Gold Flora and its outside legal counsel.

If TPCO provides a TPCO Superior Proposal Notice to Gold Flora after a date that is less than ten (10) Business Days before the Meeting, TPCO will either proceed with or postpone or adjourn the Meeting, as directed by Gold Flora acting reasonably, to a date that is not more than ten (10) Business Days after the scheduled date of the Meeting, but in any event to a date that is not less than five (5) Business Days prior to the Outside Date.

Nothing contained in the Business Combination Agreement will limit in any way the obligation of TPCO to convene and hold the Meeting while the Business Combination Agreement remains in force.

Nothing contained in the Business Combination Agreement will prevent the TPCO Board from complying with Section 2.17 of National Instrument 62-104 – Takeover Bids and Issuer Bids and similar provisions under Securities Laws relating to the provision of a directors’ circular in respect of a TPCO Acquisition Proposal that is not a TPCO Superior Proposal or other disclosure or filings required under applicable Securities Laws.

Notification of a Gold Flora Acquisition Proposal

If Gold Flora or any of its Subsidiaries or any of their respective Gold Flora Representatives receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to, a Gold Flora Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Gold Flora or any of its Subsidiaries, including but not limited to information, access or disclosure relating to the properties, facilities, books or records of Gold Flora or any of its Subsidiaries, Gold Flora has agreed to (a) immediately notify TPCO, at first orally, and then, and in any event within 24 hours in writing, of such Gold Flora Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the Gold Flora Acquisition Proposal, inquiry, proposal, offer or request, and to provide TPCO with copies of all documents, correspondence or other material received in respect of, from or on behalf of any such Person and such other details of such Gold Flora Acquisition Proposal, inquiry, proposal, offer or request as TPCO may reasonably request.

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Notification of Stately Acquisition Proposal

If Stately or any of its Subsidiaries or any of their respective Stately Representatives receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to, a Stately Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Stately or any of its Subsidiaries, including but not limited to information, access or disclosure relating to the properties, facilities, books or records of Stately or any of its Subsidiaries, Stately has agreed to (a) immediately notify TPCO and Gold Flora, at first orally, and then, and in any event within 24 hours in writing, of such Stately Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the Stately Acquisition Proposal, inquiry, proposal, offer or request, and to provide TPCO and Gold Flora with copies of all documents, correspondence or other material received in respect of, from or on behalf of any such Person and such other details of such Stately Acquisition Proposal, inquiry, proposal, offer or request as TPCO and Gold Flora may reasonably request.

Conditions Precedent to Completion of the Transaction

Mutual Conditions

The respective obligations of the Parties to complete the Transaction are subject to the satisfaction of a number of conditions including the mutual conditions precedent set out below, each of which may only be waived by the mutual consent of TPCO and Gold Flora, in whole or in part:

(a)	The TPCO Business Combination Resolution shall have been approved and adopted by the TPCO Shareholders at the Meeting in accordance with the Interim Order.

(b)

Except where Section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of the Plan of Arrangement apply, the Stately Business Combination Resolution shall have been approved and adopted by the Stately Shareholders at the Stately Meeting in accordance with the Interim Order.

(c)

The Interim Order and the Final Order shall have both been obtained on terms consistent with the Business Combination Agreement, and have not been set aside or modified in a manner unacceptable to either TPCO or Gold Flora, each acting reasonably, on appeal or otherwise.

(d)

Each of the Key Authorizations shall have been made, given or obtained on terms acceptable to TPCO and Gold Flora, each acting reasonably, and each such Key Authorization shall be in force and shall not have not been modified or rescinded. With regard to the approval of the NEO Exchange, the Resulting Issuer Shares to be issued upon completion of the Arrangement and the Merger shall, subject only to the satisfaction of customary conditions required by the NEO Exchange, have been approved for listing on the NEO Exchange as of the Effective Date, and the NEO Exchange shall have, if required, accepted notice for filing of all transactions of the Parties contemplated herein or necessary to complete the Transaction, subject only to compliance with the customary conditions of the NEO Exchange.

(e)

The issuance and distribution of the Resulting Issuer Shares to the TPCO Shareholders and the Stately Shareholders and the TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants and Stately Replacement Warrants to the holders of the TPCO Stock Options, TPCO PSUs, TPCO Non-Vesting RSUs, TPCO Warrants and Stately Warrants, as applicable, shall be exempt from the registration requirements of (i) the U.S. Securities Act pursuant to the Section 3(a)(10) Exemption or pursuant to another exemption under the U.S. Securities Act and (ii) all applicable U.S. state securities Laws.

(f)

With the exception of the Federal Cannabis Laws, no Law shall be in effect that makes the consummation of the Transaction illegal or otherwise prohibits or enjoins any of the Parties from consummating the Transaction.

(g)

There shall be no pending or threatened action by any Governmental Entity that would reasonably be expected to prohibit or restrict the Transaction, or the ownership or operation by the Resulting Issuer or Gold Flora of a material portion of the business or assets of Gold Flora or any of its Subsidiaries, TPCO or any of its Subsidiaries, or compel the Resulting Issuer or Gold Flora to dispose of or hold separate any material portion of the business or assets of Gold Flora or any of its Subsidiaries or TPCO or any of its Subsidiaries as a result of the Transaction.

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(h)

The distribution of the Resulting Issuer Shares, the TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants and Stately Replacement Warrants pursuant to the Arrangement and the Merger shall be exempt from the prospectus and registration requirements of applicable Securities Laws either by virtue of exemptive relief from the applicable Securities Authorities or by virtue of exemptions under applicable Securities Laws and shall not be subject to resale restrictions under applicable Securities Laws (other than (i) as applicable to control persons or pursuant to Section 2.6 of National Instrument 45-102 – Resale of Securities; (ii) with respect to securities issued in the Transaction that are not subject to the Section 3(a)(10) Exemption or with respect to sales by affiliates of the Resulting Issuer as required to comply with the requirements of Rule 144; and (iii) pursuant to any Escrow Agreement).

(i)

All actions shall have been taken to ensure that the Resulting Issuer will be continued or converted from a British Columbia corporation into a Delaware corporation in accordance with section 308 of the BCBCA and Section 388 of the DGCL, subject only to customary filings with the Registrar and the Delaware Secretary of State.

TPCO Conditions

In addition to the mutual conditions precedent, the obligation of TPCO to complete the Transaction is also subject to the satisfaction of additional conditions precedent, including that:

(a)

(i) certain of the representations and warranties of Gold Flora shall be true and correct in all material respects as of the Arrangement Effective Time as if made as at and as of such time (except that any such representation and warranty that by its terms speaks as of the date of the Business Combination Agreement or another date shall be true and correct as of such date); (ii) other representations and warranties of Gold Flora and all representations and warranties of Newco and US Merger Sub shall be true and correct in all respects (disregarding for any materiality or Material Adverse Effect qualification) as of the Arrangement Effective Time as if made at and as of such time (except that any such representation and warranty that by its terms speaks specifically as of the date of the Business Combination Agreement or another date shall be true and correct in all respects as of such date), except in the case where the failure of such representations and warranties to be so true and correct in all respects, individually and in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect on Gold Flora, Newco or US Merger Sub, as applicable, and each of Gold Flora, Newco and US Merger Sub shall have delivered a certificate confirming same to TPCO, executed by two (2) senior officers thereof (in each case without personal liability) addressed to TPCO and dated the Effective Date.

(b)

The representations and warranties of Stately shall be true and correct in all material respects (disregarding any materiality or Material Adverse Effect qualification contained in any such representation or warranty) as of the Arrangement Effective Time as if made as at and as of such time (except that any such representation and warranty that by its terms speaks as of the date of the Business Combination Agreement or another date shall be true and correct as of such date).

(c)

Each of Gold Flora, Newco, US Merger Sub and Stately shall have fulfilled or complied in all material respects with each of its covenants contained in the Business Combination Agreement to be fulfilled or complied with by it on or prior to the Effective Date, and shall have delivered a certificate confirming same to TPCO, executed by two (2) senior officers thereof (in each case without personal liability) addressed to TPCO and dated the Effective Date.

(d)

There shall be no action or proceeding pending or threatened by any Person (other than TPCO or any of its affiliates) in any jurisdiction that is reasonably likely to (i) cease trade, enjoin, prohibit, or impose any limitations, damages or conditions on, the Resulting Issuer’s ability to issue the TPCO Consideration Shares or the Resulting Issuer Shares to be issued upon exercise from time to time of the TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs or TPCO Replacement Warrants, as the case may be; or (ii) prevent or materially delay the consummation of the Transaction, or if the Transaction is consummated, have or be reasonably expected to have a Material Adverse Effect.

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(e)	The Gold Flora Securityholders resolution shall have been approved and adopted by the Gold Flora Members in accordance with Gold Flora’s Constating Documents.

(f)

The Concurrent Financing Documents shall not have been terminated and the Gold Flora Debentures (other than the Amended Debentures) shall have been duly and properly converted into Gold Flora Membership Units in accordance with the terms and conditions of the agreements and instruments governing such Gold Flora Debentures.

(g)

Gold Flora shall be ready, willing and able to consummate the Gold Flora Reorganization subject to Section 4.13 of the Business Combination Agreement as it relates to the GF Investco Merger and the GF Investco2 Merger; provided that such Gold Flora Reorganization shall occur immediately following the Arrangement Effective Time and prior to the Merger Effective Time (save and except for the conversion of the Gold Flora Debentures, other than the Amended Debentures, and Gold Flora Equity Rights, which shall have occurred prior to the Arrangement Effective Time in accordance with their respective terms).

(h)

There shall not have been or occurred a Material Adverse Effect with respect to Gold Flora, and Gold Flora shall have delivered a certificate confirming same to TPCO, executed by two (2) senior officers thereof (in each case without personal liability) addressed to TPCO and dated the Effective Date.

(i)

Gold Flora Dissent Rights have not been exercised (excluding any Gold Flora Dissent Rights that have been exercised and subsequently withdrawn) with respect to more than six percent (6%) of the issued and outstanding Gold Flora Membership Units (on an as converted basis).

(j)

There shall not have been or occurred a Material Adverse Effect with respect to Stately, and Stately shall have delivered a certificate confirming same to TPCO, executed by two (2) senior officers thereof (in each case without personal liability) addressed to TPCO and dated the Effective Date.

(k)

Stately Dissent Rights have not been exercised (excluding any Stately Dissent Rights that have been exercised and subsequently withdrawn) with respect to more than six percent (6%) of the issued and outstanding Stately Shares

The foregoing conditions are for the exclusive benefit of TPCO and may only be waived by TPCO, in its sole discretion, in whole or in part.

Gold Flora Conditions

In addition to the mutual conditions precedent, the obligation of Gold Flora to complete the Transaction is also subject to the satisfaction of additional conditions precedent, including that:

(a)

(i) certain of the representations and warranties of TPCO shall be true and correct in all material respects (disregarding any materiality or Material Adverse Effect qualification contained in any such representation or warranty) as of the Arrangement Effective Time as if made as at and as of such time (except that any such representation and warranty that by its terms speaks as of the date of the Business Combination Agreement or another date shall be true and correct as of such date); and (ii) other representations and warranties of TPCO and all representations and warranties of Newco and US Merger Sub shall be true and correct in all respects (disregarding any materiality or Material Adverse Effect qualification contained in any such representation or warranty) as of the Arrangement Effective Time as if made at and as of such time (except that any such representation and warranty that by its terms speaks specifically as of the date of the Business Combination Agreement or another date shall be true and correct in all respects as of such date), except in the case where the failure of such representations and warranties to be so true and correct in all respects, individually and in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect on TPCO, Newco or US Merger Sub, as applicable, and each of TPCO, Newco and US Merger Sub shall have delivered a certificate confirming same to Gold Flora, executed by two (2) senior officers thereof (in each case without personal liability) addressed to Gold Flora and dated the Effective Date.

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(b)

Each of TPCO, Newco and US Merger Sub shall have fulfilled or complied in all material respects with each of its covenants contained in the Business Combination Agreement to be fulfilled or complied with by it on or prior to the Effective Date, and shall have delivered a certificate confirming same to Gold Flora, executed by two (2) senior officers thereof (in each case without personal liability) addressed to Gold Flora and dated the Effective Date.

(c)

There shall be no action or proceeding pending or threatened by any Person (other than Gold Flora) in any jurisdiction that is reasonably likely to (i) cease trade, enjoin, prohibit, or impose any limitations, damages or conditions on, the Resulting Issuer’s ability to issue the Gold Flora Consideration Shares or the Resulting Issuer Shares to be issued upon conversion of the Gold Flora Debentures or exercise or conversion from time to time of the Gold Flora Warrants, GF Investco2 Warrants or Amended Debenture Agreement, as the case may be; or (ii) prevent or materially delay the consummation of the Transaction, or if the Transaction is consummated, have or be reasonably expected to have a Material Adverse Effect.

(d)

There shall not have been or occurred a Material Adverse Effect with respect to TPCO and TPCO shall have delivered a certificate confirming same to Gold Flora, executed by two (2) senior officers thereof (in each case without personal liability) addressed to Gold Flora and dated the Effective Date.

(e)

TPCO Dissent Rights shall have not been exercised (excluding any TPCO Dissent Rights that have been exercised and subsequently withdrawn) with respect to more than six percent (6%) of the issued and outstanding TPCO Shares (on an as converted basis).

The foregoing conditions are for the exclusive benefit of Gold Flora and may only be waived by Gold Flora, in its sole discretion, in whole or in part.

Termination of Business Combination Agreement

The Business Combination Agreement may be terminated prior to the Arrangement Effective Time by the mutual written agreement of TPCO and Gold Flora. The Business Combination Agreement may also be terminated prior to the Arrangement Effective Time by either TPCO or Gold Flora if (i) the TPCO Required Approval is not obtained at the Meeting in accordance with the Interim Order; provided that the Business Combination Agreement may not be terminated in such instance by a Party whose failure to perform any of its covenants under the Business Combination Agreement or whose breach of any of its representations or warranties under the Business Combination Agreement caused or result in the failure to so obtain the TPCO Required Approval; (ii) after the date of the Business Combination Agreement, any Law (other than Federal Cannabis Laws) is enacted, made, enforced or amended, as applicable, that makes the consummation of the Transaction illegal or otherwise permanently prohibits or enjoins any of the Parties from consummating the Transaction, and such Law has, if applicable, become final and non-appealable, provided the Party seeking to terminate the Business Combination Agreement in such instance has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Transaction; or (iii) the Arrangement Effective Time has not occurred by the Outside Date, provided that the Business Combination Agreement may not be terminated in such instance by a Party whose failure to perform any of its covenants under the Business Combination Agreement or whose breach of any of its representations or warranties under the Business Combination Agreement caused or result in the failure of the Arrangement Effective Time to occur by the Outside Date.

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TPCO may terminate the Business Combination Agreement prior to the Arrangement Effective Time if: (i) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Gold Flora or Stately under the Business Combination Agreement occurs that would cause certain condition set forth in the Business Combination Agreement not to be satisfied, and such breach or failure is incapable of being cured or is not cured on or prior to the Outside Date in accordance with the Business Combination Agreement; provided that TPCO is not then in breach of the Business Combination Agreement so as to directly or indirectly cause certain conditions set forth in the Business Combination Agreement not to be satisfied; (ii) subject to TPCO having complied with the terms of the Business Combination Agreement, the TPCO Board authorizes TPCO to enter into a definitive agreement with respect to a TPCO Superior Proposal; provided that concurrently with such termination, TPCO pays the Gold Flora Termination Fee payable pursuant to the Business Combination Agreement; (iii) Gold Flora breaches Article 5 of the Business Combination Agreement in any material respect; (iv) Stately breaches Article 5 of the Business Commination Agreement in any material respect; (v) the conditions precedent to the triggering of the termination right set out in Section 7.2(1)(c)(v) of the Gold Flora Disclosure Letter are satisfied; (vi) the Gold Flora Required Approvals are not secured on or before the Gold Flora Required Approvals Deadline; (vii) since the date of the Business Combination Agreement, there has occurred, in relation to Gold Flora, a Material Adverse Effect which is incapable of being cured on or prior to the Outside Date; or (viii) since the date of the Business Combination Agreement, there has occurred, in relation to Stately, a Material Adverse Effect which is incapable of being cured on or prior to the Outside Date.

Gold Flora may terminate the Business Combination Agreement prior to the Arrangement Effective Time if: (i) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of TPCO under the Business Combination Agreement occurs that would cause certain conditions set forth in the Business Combination Agreement not to be satisfied, and such breach or failure is incapable of being cured or is not cured on or prior to the Outside Date in accordance with the Business Combination Agreement; provided that Gold Flora is not then in breach of the Business Combination Agreement so as to directly or indirectly cause certain conditions set forth in the Business Combination Agreement not to be satisfied and Stately is not then in breach of the Business Combination Agreement so as to directly or indirectly cause any condition in Section 6.2(1)(b) or 6.2(1)(c) thereof not to be satisfied; (ii) a TPCO Change in Recommendation has occurred; (iii) TPCO breaches Article 5 of Business Combination Agreement in any material respect; (iv) the condition in favour of Gold Flora regarding the absence of certain dissent rights being exercised is not capable of being satisfied by the Outside Date; or (v) since the date of the Business Combination Agreement, there has occurred, in relation to TPCO, a Material Adverse Effect which is incapable of being cured on or prior to the Outside Date.

Termination Fee

The Business Combination Agreement contains a Gold Flora Termination Fee equal to US$4,000,000 payable by TPCO to Gold Flora in the event that (i) TPCO terminates the Business Combination Agreement in order to enter into a TPCO Superior Proposal; (ii) TPCO or Gold Flora terminates the Business Combination Agreement and at such time Gold Flora was entitled to terminate the Business Combination Agreement due to a TPCO Change in Recommendation; (iii) the Business Combination Agreement is terminated by either TPCO or Gold Flora due to the failure to obtain the TPCO Required Approvals at the Meeting in accordance with the Interim Order; (iv) the Business Combination Agreement is terminated by Gold Flora due to the Arrangement Effective Time not having occurred by the Outside Date; or (v) Business Combination Agreement is terminated by Gold Flora due to the breach by TPCO of Article 5 of the Business Combination Agreement and (A) prior to such termination, a TPCO Acquisition Proposal was made (including the announcement of the intention to make a TPCO Acquisition Proposal) that has not been withdrawn as of the date of such termination; and (B) within 12 months following the date of such termination such TPCO Acquisition Proposal is consummated.

The Business Combination Agreement contains a TPCO Termination Fee equal to US$4,000,000 payable by Gold Flora to TPCO in the event that (i) the Business Combination Agreement is terminated by TPCO due to the breach by Gold Flora of Article 5 of the Business Combination Agreement and (A) prior to such termination, a Gold Flora Acquisition Proposal was made (including the announcement of the intention to make a Gold Flora Acquisition Proposal) that has not been withdrawn as of the date of such termination; and (B) within twelve (12) months following the date of such termination such Gold Flora Acquisition Proposal is consummated; (ii) the Business Combination Agreement is terminated by TPCO due to the conditions set out in Section 7.2(1)(c)(v) of the Gold Flora Disclosure Letter being satisfied; or (iii) the Business Combination Agreement is terminated by TPCO due to the Gold Flora Required Approvals not being secured on or before the Gold Flora Required Approvals Deadline.

The Parties also agreed that in the event the conditions precedent set out in Section 6.1, 6.2 and 6.3 of the Business Combination Agreement have been satisfied or waived prior to the Outside Date and either Gold Flora or TPCO refuses to consummate the transactions contemplated by the Business Combination Agreement within ten (10) Business Days of the other Party providing reasonable evidence that it is ready, willing and able to consummate the Transaction, the Non-Refusing Party shall be entitled to a termination fee equal to US$4,000,000 from the Refusing Party.

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Amendments

The Business Combination Agreement, the Plan of Arrangement and the Certificate of Merger may, at any time and from time to time before or after the holding of the Meeting but not later than the Arrangement Effective Time or the Merger Effective Time (as applicable) be amended by mutual written agreement of the Key Parties, and any such amendment may, subject to the Interim Order and the Final Order and applicable Law, without limitation: (i) change the time for performance of any of the obligations or acts of the Parties; (ii) modify any representation or warranty contained in the Business Combination Agreement or in any document delivered pursuant to the Business Combination Agreement; (iii) waive compliance with or modify any inaccuracies or any of the covenants contained in the Business Combination Agreement and waive or modify performance of any of the obligations of the Parties; and/or (iv) waive compliance with or modify any mutual conditions contained in the Business Combination Agreement; provided that Section 2.9, Section 2.10, Section 2.13, Section 3.4, Section 4.3, Schedule F or any other provisions that would decrease the Stately Consideration may not be amended without also obtaining the prior written consent of Stately, such consent not to be unreasonably withheld, conditioned or delayed.

Expenses

Pursuant to the Business Combination Agreement, except as otherwise expressly provided in the Business Combination Agreement, all out-of-pocket third party transaction expenses incurred in connection with the Business Combination Agreement and the Transaction, including all costs, expenses and fees of TPCO, Stately and Gold Flora incurred prior to or after the Effective Date in connection with, or incidental to, the Transaction shall be paid by the Party incurring such expenses, whether or not the Transaction is consummated except in the case of Stately, which expenses, whether or not the Transaction is consummated, shall be paid by Gold Flora.

The Agreement and Plan Of Merger

Agreement and Plan of Merger

On February 21, 2023, Gold Flora entered into the Agreement and Plan of Merger with Newco and US Merger Sub. The Agreement and Plan of Merger provides for, among other things, the merger of US Merger Sub with and into Gold Flora with Gold Flora as the Surviving Entity, the conversion of the Gold Flora Membership Units (other than Gold Flora Membership Units owned by the Resulting Issuer, US Merger Sub or any other direct or indirect wholly-owned subsidiary of the Resulting Issuer) into Resulting Issuer Shares on the basis of 1.5233 Resulting Issuer Shares for each Gold Flora Membership Unit, the cancellation of all Gold Flora Membership Units owned by the Resulting Issuer, US Merger Sub or any other direct or indirect wholly-owned subsidiary of the Resulting Issuer for no additional consideration, and the conversion of the US Merger Sub membership interests into Class C units of the Surviving Entity on the basis of one Class C unit for each US Merger Sub membership interest.

The Agreement and Plan of Merger contains covenants, representations and warranties of and from each of the Parties and various conditions precedent. Unless all such conditions are satisfied or waived by the Party for whose benefit such condition exists, to the extent they may be capable of waiver, the Merger will not proceed as proposed, or at all. There is no assurance that the conditions will be satisfied or waived on a timely basis, or at all.

The following is a description of certain provisions of the Agreement and Plan of Merger and does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, the full text of which is attached to the Business Combination Agreement, the Business Combination Agreement which is incorporated by reference herein and has been filed on SEDAR at www.sedar.com under TPCO’s issuer profile and the Plan of Arrangement, the full text of which is attached hereto as Schedule A to Appendix C. Readers are encouraged to read the Agreement and Plan of Merger, the Business Combination Agreement and the Plan of Arrangement in their entirety. Capitalized terms used but not otherwise defined in this section shall have the meanings ascribed thereto in the Agreement and Plan of Merger, the Business Combination Agreement and the Plan of Arrangement (as applicable).

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In reviewing the Agreement and Plan of Merger and this summary, readers are advised that this summary has been included to provide TPCO Shareholders with information regarding the key terms of the Agreement and Plan of Merger and is not intended to provide any other factual information about Gold Flora, Newco or US Merger Sub or any of their respective subsidiaries or affiliates. The Agreement and Plan of Merger contains representations and warranties and covenants by each of the Parties, which are summarized below. These representations and warranties have been made solely for the benefit of the other Parties and: (i) are not intended as statements of fact to investors, but rather, as a means of allocating risks between the Parties if those statements prove to be inaccurate, in certain circumstances subject to materiality; (ii) have been qualified by certain confidential disclosures that were made to the other Parties in connection with the negotiation of the Agreement and Plan of Merger and the Business Combination Agreement, which disclosures are not reflected in such agreements, and (iii) may apply standards of materiality that are different from what may be viewed as material by TPCO Shareholders, Stately Shareholders, Gold Flora Securityholders or other investors.

Moreover, information concerning the subject matter of the representations and warranties in the Agreement and Plan of Merger and as described below may have changed since the date of the Agreement and Plan of Merger and subsequent developments may have been included in this Circular. Accordingly, the representations and warranties and other provisions of the Agreement and Plan of Merger should not be read on their own, but instead with the information contained elsewhere in this Circular.

Representations and Warranties of the Parties

The Agreement and Plan of Merger contains certain customary representations and warranties from each of Gold Flora and Newco. Specifically, the Agreement and Plan of Merger incorporated the representations and warranties provided by Gold Flora and Newco in the Business Combination Agreement. Please see “– Representations and Warranties of the Parties” in this Circular for a description of the representations and warranties provided by Gold Flora and Newco.

Covenants of the Parties

In the Agreement and Plan of Merger, each of Gold Flora, Newco and US Merger Sub have agreed to certain covenants, including customary covenants relating to the consummation of the Merger and the organization of the Surviving Entity.

Conditions Precedent to Completion of the Merger

The respective obligations of the Parties to complete the Merger are subject to the satisfaction of all conditions precedent in Article 6 of the Business Combination Agreement being satisfied or waived (except where prohibited by law) by the applicable party and the Arrangement having been completed in accordance with the terms and conditions of the Business Combination Agreement and the Plan of Arrangement prior to the Merger Effective Time. The respective obligations of the Parties to complete the Merger are also subject to Gold Flora having provided Newco, on or prior to the Effective Date, a duly executed certification of Gold Flora that satisfies the requirements of Treasury Regulations section 1.897-2(h)(2) and Treasury Regulations section 1.1445-11T(d)(2)(i) and confirms that the Gold Flora Membership Units do not constitute “United States real property interests” as defined in Code Section 897(c)(1), dated no more than thirty (30) days prior to the Effective Date.

Termination of the Agreement and Plan of Merger

The Agreement and Plan of Merger may be terminated prior to the Merger Effective Time by mutual written agreement of Gold Flora and Newco (and after the Transaction, the Resulting Issuer); provided that no such termination may be effected without the prior written consent of TPCO. The Agreement and Plan of Merger will automatically terminate if the Business Combination Agreement is terminated in accordance with its terms.

Amendments

The Agreement and Plan of Merger may be amended at any time by execution of a written instrument by each of Gold Flora, Newco (and after the Transaction, the Resulting Issuer) and US Merger Sub; provided, however, that (i) no such amendment may be effected without the prior written consent of TPCO; (ii) in the event that the Agreement and Plan of Merger has been duly adopted by the holders of Gold Flora Membership Units, no amendment shall be made to the Agreement and Plan of Merger that requires the approval of the holders of Gold Flora Membership Units under applicable Law without such approval, and (iii) in the event the Agreement and Plan of Merger has been duly adopted by the member of US Merger Sub, no amendment shall be made to the Agreement and Plan of Merger that requires the approval of the member of US Merger Sub under applicable Law without such approval.

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The Resulting Issuer Equity Incentive Plan

If you vote to approve the Business Combination Resolution, you will also be voting to approve the Gold Flora Corporation 2023 Equity Incentive Plan (the “Resulting Issuer Equity Incentive Plan”).

Description of the Plan

Set forth below is a summary of the material features of the Resulting Issuer Equity Incentive Plan. The Resulting Issuer Equity Incentive Plan is set forth in its entirety as Appendix I to this Circular, and all descriptions of the Resulting Issuer Equity Incentive Plan contained in this Resulting Issuer Equity Incentive Plan section are qualified by reference to Appendix I to this Circular.

Purpose

The purpose of the Resulting Issuer Equity Incentive Plan is to enable the Resulting Issuer to: (i) attract and retain employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of the Resulting Issuer, (ii) offer such persons incentives to put forth maximum efforts, (iii) compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders and advancing the interests of the Resulting Issuer.

Types of Awards

The Resulting Issuer Equity Incentive Plan permits the grant of (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options”), (ii) restricted share units (“RSUs”) and deferred share units (“DSUs”), (iii) performance share units (“PSUs”), and (iv) stock appreciation rights (“SARs”), which are referred to herein collectively as “Awards”, all as more fully described below.

Eligibility

Any non-employee director of the Resulting Issuer or any employee, officer, director, consultant, independent contractor or advisor providing services to the Resulting Issuer or any affiliate, or any such person to whom an offer of employment or engagement with the Resulting Issuer or any affiliate is extended, are eligible to participate in the Resulting Issuer Equity Incentive Plan if approved by the Resulting Issuer Board (the “Participants”). The basis of participation of an individual under the Resulting Issuer Equity Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Resulting Issuer Equity Incentive Plan, will be determined by the Resulting Issuer Board.

Share Reserve

Number of Shares

The maximum number of shares of common stock, par value US$0.01 per share, of the Resulting Issuer that may be issued under the Resulting Issuer Equity Incentive Plan shall not exceed fifteen percent (15%) of the Resulting Issuer Shares outstanding from time to time, subject to adjustment in accordance with the Resulting Issuer Equity Incentive Plan; provided that the maximum number of the Resulting Issuer Shares available for issuance for ISOs is 45,000,000 Resulting Issuer Shares. The maximum number of the Resulting Issuer Shares that may be: (i) issued to Insiders (as defined in the Resulting Issuer Equity Incentive Plan) of the Resulting Issuer within any one-year period; or (ii) issuable to Insiders of the Resulting Issuer at any time, in each case, under the Resulting Issuer Equity Incentive Plan cannot exceed ten percent (10%) of the aggregate number of the Resulting Issuer Shares issued and outstanding from time to time.

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Lapsed Awards

Any Resulting Issuer Shares subject to an Award under the Resulting Issuer Equity Incentive Plan that are not purchased or are forfeited, cancelled, expire unexercised, are settled in cash, or are used or withheld to satisfy tax withholding obligations of a Participant shall again be available for Awards under the Resulting Issuer Equity Incentive Plan.

Adjustments

In the event of any stock dividend, stock split, combination or exchange of the Resulting Issuer Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Resulting Issuer’s assets to shareholders or any other change affecting the Resulting Issuer Shares, the Resulting Issuer Board will make such proportionate adjustments, if any, as the Resulting Issuer Board in its discretion, subject to regulatory approval, may deem appropriate to reflect such change (for the purpose of preserving the value of the Awards at the time of the change affecting the Resulting Issuer Shares), with respect to (i) the number or kind of the Resulting Issuer Shares or other securities reserved for issuance pursuant to the Resulting Issuer Equity Incentive Plan, and (ii) the number or kind of the Resulting Issuer Shares or other securities subject to unexercised Awards previously granted and the exercise price, if any, of those Awards, provided, however, that no substitution or adjustment will obligate the Resulting Issuer to issue or sell fractional the Resulting Issuer Shares.

Administration

The Resulting Issuer Board shall have the power to administer the Resulting Issuer Equity Incentive Plan and may delegate such power at its discretion to any committee of the Resulting Issuer Board. The administrator shall have the power to: (i) designate Participants; (ii) determine the type, size and terms and conditions of Awards to be granted; (iii) determine the method by which an Award may be settled, exercised, cancelled, forfeited or suspended (iv) determine the circumstances under which the delivery of cash, property, or other amounts payable with respect to an Award may be deferred either automatically or at the Participant’s or the Resulting Issuer Board’s election; (v) interpret and administer, reconcile any inconsistency in, correct any defects in, and supply any omission in the Resulting Issuer Equity Incentive Plan and any Award granted under the Resulting Issuer Equity Incentive Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Resulting Issuer Board deems appropriate for the proper administration of the Resulting Issuer Equity Incentive Plan; (vii) accelerate the vesting, delivery, or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Resulting Issuer Board deems necessary or desirable for the administration of the Resulting Issuer Equity Incentive Plan, to preserve the tax treatment of the Awards, preserve the economic equivalent value of the Awards or to comply with any applicable law.

Awards

Options

The Resulting Issuer Board is authorized to grant Options to purchase the Resulting Issuer Shares that are either ISOs (meaning they are intended to satisfy the requirements of Section 422 of the U.S. Tax Code), or NQSOs (meaning they are not intended to satisfy the requirements of Section 422 of the U.S. Tax Code). Options granted under the Resulting Issuer Equity Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Resulting Issuer Board and specified in the applicable Award agreement. The maximum term of an Option granted under the Resulting Issuer Equity Incentive Plan will be ten (10) years from the date of grant (or five (5) years in the case of an ISO granted to an employee who on the grant date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Resulting Issuer or an ISO Entity). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted the Resulting Issuer Shares (at their fair market value on the date of exercise) or by such other method as the Resulting Issuer Board may determine to be appropriate. ISOs shall be granted only to employees of the Resulting Issuer or any of the Resulting Issuer’s present or future parent or subsidiaries, as defined in Section 424(e) or (f) of the U.S. Tax Code.

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SARs

A SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of the Resulting Issuer Shares from the date of the grant of the SAR and the date of exercise payable in the Resulting Issuer Shares or cash. Any grant may specify a vesting period or periods before the SAR may become exercisable, permissible dates or periods on or during which the SAR shall be exercisable, and whether the SAR is settled in cash or the Resulting Issuer Shares. No SAR may be exercised more than ten years from the grant date.

RSUs

RSUs are granted in reference to a specified number of the Resulting Issuer Shares and entitle the holder to receive, on achievement of specific performance goals established by the Resulting Issuer Board or after a period of continued service with the Resulting Issuer or its affiliates or any combination of the above as set forth in the applicable Award agreement, one (1)  share of common stock for each such share of common stock covered by the RSU; provided, that the Resulting Issuer Board may elect to pay cash, or part cash and part the Resulting Issuer Shares in lieu of delivering only the Resulting Issuer Shares. The Resulting Issuer Board may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Resulting Issuer Board upon a Participant’s termination of employment or service with the Resulting Issuer, the unvested portion of the RSUs will be forfeited and re-acquired by the Resulting Issuer for cancellation at no cost.

PSUs

PSUs are granted in reference to a specified number of the Resulting Issuer Shares and entitle the holder to receive, on achievement of specific performance goals established by the Resulting Issuer Board or after a period of continued service with the Resulting Issuer or its affiliates or any combination of the above as set forth in the applicable Award agreement, one (1)  share of common stock for each such share of common stock  covered by the PSU; provided, that the Resulting Issuer Board may elect to pay cash, or part cash and part the Resulting Issuer Shares in lieu of delivering only the Resulting Issuer Shares. The Resulting Issuer Board may, in its discretion, accelerate the vesting of PSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Resulting Issuer Board upon a Participant’s termination of employment or service with the Resulting Issuer, the unvested portion of the PSUs will be forfeited and re-acquired by the Resulting Issuer for cancellation at no cost. For each Award of PSUs, the Resulting Issuer Board shall establish the period in which any criteria establish by the Resulting Issuer Board, including, without limitation, criteria based on the Participant’s personal performance, the financial performance of the Resulting Issuer or its subsidiaries, total shareholder return, the achievement of corporate goals and strategic initiatives, and other vesting conditions must be met in order for a Participant to be entitled to receive the Resulting Issuer Shares in exchange for all or a portion of the PSUs held by such Participant.

DSUs

DSUs are granted in reference to a specified number of the Resulting Issuer Shares and entitle the holder to receive, on achievement of specific conditions established by the Resulting Issuer Board such as continuing service of the Participant and/or achievement of pre-established vesting and objectives, one (1) common share for each such common share covered by the DSU; provided, that the Resulting Issuer Board may elect to pay cash, or part cash and part the Resulting Issuer Shares in lieu of delivering only the Resulting Issuer Shares. The Resulting Issuer Board may, in its discretion, accelerate the vesting of DSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Resulting Issuer Board upon a Participant’s termination of employment or service with the Resulting Issuer, the unvested portion of the DSUs will be forfeited and re-acquired by the Resulting Issuer for cancellation at no cost.

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Dividend Share Units

When dividends (other than stock dividends) are paid on the Resulting Issuer Shares, Participants may, subject to the terms and conditions set out in a Participant’s Award agreement, receive additional DSUs, RSUs and/or PSUs, as applicable (“Dividend Share Units”) as of the dividend payment date. The number of Dividend Share Units to be granted to the Participant, if any, shall be determined by multiplying the aggregate number of DSUs, RSUs and/or PSUs, as applicable, held by the Participant on the relevant record date by the amount of the dividend paid by the Resulting Issuer on each common share, and dividing the result by the Market Value (as defined under the Resulting Issuer Equity Incentive Plan ) on the dividend payment date, which Dividend Share Units shall be in the form of DSUs, RSUs and/or PSUs, as applicable. Dividend Share Units granted to a Participant are subject to the same vesting conditions applicable to the related DSUs, RSUs and/or PSUs in accordance with the respective Award agreement. All Dividend Share Units shall settle in the same form as the related DSUs, RSUs and/or PSUs.

Amendment and Termination of Resulting Issuer Equity Incentive Plan

The Resulting Issuer Board may, in its sole discretion, suspend or terminate the Resulting Issuer Equity Incentive Plan at any time or from time to time and/or amend or revise the terms of the Resulting Issuer Equity Incentive Plan or of any Award granted under the Resulting Issuer Equity Incentive Plan and any agreement relating thereto, provided that such suspension, termination, amendment, or revision shall: (a) not adversely alter or impair any Award previously granted except as permitted by the terms of the Resulting Issuer Equity Incentive Plan or upon the consent of the applicable Participant(s); and (b) be in compliance with applicable law, applicable NEO Exchange policies (or any other stock exchange upon which the Resulting Issuer has applied to list its the Resulting Issuer Shares) and with the prior approval, if required, of the shareholders of the Resulting Issuer. Subject to the foregoing, the Resulting Issuer Board may from time to time, in its discretion and without the approval of shareholders, make changes to the Resulting Issuer Equity Incentive Plan or any Award without the approval of Participants or shareholders which may include but are not limited to: (a) a change to the vesting provisions of any Award granted under the Resulting Issuer Equity Incentive Plan; (b) a change to the provisions governing the effect of termination of a Participant’s employment, contract or office; (c) a change to accelerate the date on which any Award may be exercised under the Resulting Issuer Equity Incentive Plan; (d) an amendment of the Resulting Issuer Equity Incentive Plan or an Award as necessary to comply with applicable law or the requirements of the any exchange upon which the securities of the Resulting Issuer are then listed or any other regulatory body having authority over the Resulting Issuer, Resulting Issuer Equity Incentive Plan, the Participants or the shareholders of the Resulting Issuer; (e) any amendment of a “housekeeping” nature, or (f) any amendment regarding the administration of the Resulting Issuer Equity Incentive Plan.

Notwithstanding the foregoing or any other Resulting Issuer Equity Incentive Plan provision, shareholder approval is required for the following Resulting Issuer Equity Incentive Plan amendments: (a) any increase in the maximum number of the Resulting Issuer Shares that may be issuable pursuant to Awards, other than adjustments permitted under the Resulting Issuer Equity Incentive Plan for changes in capitalization; (b) any reduction in the exercise price of an Award benefitting an insider (as defined in the Resulting Issuer Equity Incentive Plan ), other than adjustments permitted under the Resulting Issuer Equity Incentive Plan for changes in capitalization; (c) any extension of the expiration date of an Award benefitting an insider (as defined in the Resulting Issuer Equity Incentive Plan), except in the case of an extension due to a blackout period; (d) any extension of the expiration date of an Award where the exercise price is lower than the market price; and (e) any amendment to remove or exceed the Insider participation limit set forth in the Resulting Issuer Equity Incentive Plan.

Non transferability of Awards

Unless determined otherwise by the Resulting Issuer Board, Awards may not be sold, assigned, transferred, or otherwise encumbered or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Change of Control

In the event of a “change of control” as defined in the Resulting Issuer Equity Incentive Plan, the Resulting Issuer Board may provide for the following treatment of Awards and is not required to treat Awards or Participants in a uniform manner: (i) provide for the assumption or replacement of the Award by the surviving corporation or successor entity; (ii) accelerate vesting of awards and permit Participants to conditionally exercise or surrender their Awards, and terminate all such awards not so exercised or settled immediately following such change in control; (iii) terminate the Award, whether or not vested, in exchange for an amount or cash and/or property, if any, equal to amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights under the Award; or (iv) replace the Award with other rights or property selected by the Resulting Issuer Board in its discretion.

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U.S. Federal Tax Aspects

The following is a summary of the principal U.S. federal income tax consequences to Participants and the Resulting Issuer with respect to participation in the Resulting Issuer Equity Incentive Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a Participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any Participant may depend on such Participant’s particular situation, each Participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of the Resulting Issuer Shares acquired under the Resulting Issuer Equity Incentive Plan. The Resulting Issuer Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the U.S. Tax Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

A Participant who receives an Option or SAR will not have taxable income upon the grant of the Option or SAR. For NQSOs and SARs, the Participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the Resulting Issuer Shares over the exercise price — the appreciation value — on the date of exercise. Any additional gain or loss recognized upon any later disposition of the Resulting Issuer Shares generally will be long-term or short-term capital gain or loss, depending on whether the Resulting Issuer Shares are held for more than one year.

The purchase of the Resulting Issuer Shares upon exercise of an ISO will not result in any taxable income to the Participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the Participant on a later sale or other disposition of the Resulting Issuer Shares will be capital gain or loss and/or ordinary income depending upon whether the Participant holds the Resulting Issuer Shares transferred upon exercise for a specified period. If the Resulting Issuer Shares are held for the specified period, any gain generally will be taxed at long-term capital-gain rates. If the Resulting Issuer Shares are not held for the specified period, generally any gain up to the excess of the fair market value of the Resulting Issuer Shares on the date of exercise over the exercise price will be treated as ordinary income. Any additional gain generally will be taxable at long-term or short-term capital-gain rates, depending on whether the Participant held the Resulting Issuer Shares for more than one year after the exercise date.

A Participant who receives RSUs, DSUs or PSUs will not have taxable income upon grant of the award; instead, the Participant will be taxed upon settlement of the award. The Participant will recognize ordinary income equal to the fair market value of the Resulting Issuer Shares or the amount of cash received by the Participant.

Section 409A of the U.S. Tax Code imposes certain restrictions on deferred compensation arrangements. Awards that are treated as deferred compensation under Section 409A of the U.S. Tax Code are intended to meet the requirements of Section 409A of the U.S. Tax Code.

Prior to the delivery of any the Resulting Issuer Shares or cash pursuant to an award (or exercise thereof) or prior to any time the award or the Resulting Issuer Shares are subject to taxation or other tax-related items, the Resulting Issuer and/or the Participant’s employer will have the power and the right to deduct or withhold, or require a Participant to remit to the Resulting Issuer, an amount sufficient to satisfy any tax-related items or other items that are required to be withheld or deducted with respect to such award.

The Resulting Issuer Board may, at its discretion and pursuant to such procedures as it may specify from time to time, permit a Participant to satisfy such withholding or deduction obligations or any other tax-related items, in whole or in part by remitting to the Resulting Issuer proceeds from the immediate sale of the Resulting Issuer Shares otherwise to be delivered to the Participant.

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The Resulting Issuer will be entitled to a tax deduction in connection with a stock award under the Resulting Issuer Equity Incentive Plan only in an amount equal to the ordinary income realized by the Participant at the time the Participant recognizes the income. Section 162(m) of the U.S. Tax Code places a limit of US$1.01 million on the amount of compensation that the Resulting Issuer may deduct as a business expense in any year with respect to certain of the most highly paid executive officers.

Resulting Issuer Equity Incentive Plan Benefits

The Resulting Issuer has not approved any awards that are conditioned upon TPCO Shareholder approval of the Resulting Issuer Equity Incentive Plan or otherwise. Future awards made under the Resulting Issuer Equity Incentive Plan, if approved as part of the Business Combination Resolution, will be determined by the compensation committee of the Resulting Issuer and the Resulting Issuer Board in their discretion. It is, therefore, not possible to predict the awards that will be made to particular officers in the future under the Resulting Issuer Equity Incentive Plan.

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PROPOSAL 2 —THE DOMESTICATION RESOLUTION

At the Meeting, TPCO Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Domestication Resolution attached to this Circular as Appendix B-2 to approve the Domestication.

General

As part of the Transaction, the TPCO Board is proposing to authorize (i) the Resulting Issuer to apply to the Registrar of Companies under the BCBCA for authorization to continue the Resulting Issuer out of the Province of British Columbia and the domestication of the Resulting Issuer under the laws of the State of Delaware under Section 388 of the DGCL, and (ii) the adoption of a new Certificate of Incorporation and By-Laws to be effective as of the date of the Domestication. Upon Domestication, the Resulting Issuer will become subject to the DGCL but will be deemed, for the purposes of the DGCL, to have commenced its existence in Delaware as of the date of the Amalgamation (i.e., the date the Resulting Issuer was formed). Under the DGCL, a corporation becomes domesticated in Delaware by filing a Certificate of Corporate Domestication and a Certificate of Incorporation for the corporation being domesticated. The TPCO Board has unanimously (with interested directors abstaining) approved the Domestication of the Resulting Issuer to the State of Delaware and the related Certificate of Incorporation and By-laws and believes the Domestication to be in the best interests of the TPCO Shareholders and unanimously recommends (with interested directors recusing themselves from voting) the approval of the Domestication and Certificate of Incorporation by TPCO Shareholders. The Domestication will be effective on the date set out in the Certificate of Corporate Domestication and the Certificate of Incorporation, as filed with the office of the Secretary of State of the State of Delaware. Thereafter, the Resulting Issuer will be subject to the Certificate of Incorporation filed in Delaware, a copy of which is attached to this Circular as Appendix N. In conjunction with the Domestication, the Resulting Issuer intends to adopt By-laws, a copy of which are attached to this Circular as Appendix O. Conversely, the Resulting Issuer will be discontinued in British Columbia as of the date the Registrar of Companies under the BCBCA publishes notice that the Resulting Issuer has been continued out of British Columbia, which is expected to be the date of Domestication in Delaware. Each outstanding Resulting Issuer Share at the time of the Domestication will remain issued and outstanding as a share of the Resulting Issuer’s common stock after its corporate existence is continued from British Columbia and domesticated in Delaware under the DGCL.

Principal Reasons for the Domestication

In connection with the Transaction, the TPCO Board believes that the achievement of the Resulting Issuer’s strategic goals would be enhanced by its Domestication as a U.S. corporation as many of its future potential customers, lenders, service providers and partners will be based in the United States and will likely prefer to engage in business with a U.S. entity.

Finally, TPCO and Gold Flora chose the State of Delaware to be the Resulting Issuer’s domicile because it believes the more favorable corporate environment afforded by Delaware will help the Resulting Issuer compete more effectively with other public companies, many of which are incorporated in Delaware, in raising capital and in attracting and retaining skilled, experienced personnel.

Effects of the Domestication

While the rights and privileges of shareholders of a Delaware corporation are, in certain instances, comparable to those of shareholders of a British Columbia company, there are material differences between British Columbia corporate law and Delaware corporate law with respect to shareholders’ rights, and DGCL law may offer shareholders more or less protection depending on the particular matter.

Applicable Corporate Law

Following the Transaction and upon Domestication, the Resulting Issuer’s legal jurisdiction of incorporation will be Delaware and all matters of corporate law will be determined under the DGCL. The Resulting Issuer will no longer be subject to the provisions of the BCBCA; although, it will retain the date of the Amalgamation (i.e., the date the Resulting Issuer was formed) as the Resulting Issuer’s date of incorporation for purposes of the DGCL.

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Business and Operations

If approved, the Domestication will, upon becoming effective, effect a change in the Resulting Issuer’s legal jurisdiction of incorporation, but its business and operations will remain the same.

Assets, Liabilities, Obligations, Etc

Under DGCL, as of the effective date of the Domestication, all of the Resulting Issuer’s assets, property, rights, liabilities and obligations immediately prior to the Domestication will continue to be the Resulting Issuer’s assets, property, rights, liabilities and obligations. British Columbia corporate law will cease to apply to the Resulting Issuer on the date the Registrar publishes notice of the Resulting Issuer’s continuation out of British Columbia, which the Resulting Issuer anticipates will be the date of Domestication in Delaware. Thereafter, the Resulting Issuer will be subject to the obligations imposed under Delaware corporate law.

Outstanding Shares, Options, PSUs, Non-Vesting RSUs and Warrants

Each TPCO Shareholder immediately prior to the Effective Date (other than TPCO Dissenting Shareholders) shall receive, without any further action on the part of such TPCO Shareholder, the number of Resulting Issuer Shares it is entitled to. All certificates representing the TPCO Shares held by such TPCO Shareholder shall be canceled without any further action on the part of such TPCO Shareholder and such TPCO Shareholder shall be automatically entered into the share register of the Resulting Issuer for such number of Resulting Issuer Shares as such TPCO Shareholder has become entitled in accordance with the foregoing. In lieu of physical certificates, all TPCO Shareholders entered onto the share register of the Resulting Issuer will receive a DRS Advice Statement in respect of the Resulting Issuer Shares registered in their name. TPCO Optionholders, TPCO Warrant Holders, TPCO Non-Vesting RSU Holders and TPCO PSU Holders will continue to hold the same securities following the Resulting Issuer’s Domestication to Delaware, which will remain exercisable for an equivalent number of Resulting Issuer Shares of the same class of common stock and for the equivalent exercise price per share, without any action by the holder.

Shareholder Approval

The Domestication is subject to various conditions including TPCO Shareholder approval. A copy of the Domestication Resolution is set out as Appendix B-2 of this Circular. Under the BCBCA, the change of jurisdiction requires the Required Shareholder Approval. The Domestication Resolution is being approved by the TPCO Shareholders on the basis that they will be future Resulting Issuer Shareholders. If TPCO receives the Required Shareholder Approval, the TPCO Board and the Resulting Issuer will retain the right to terminate or abandon the Domestication if it is determined that consummating the Domestication would be inadvisable or not in the Resulting Issuer’s or its shareholder’s best interests. There is no time limit on the duration of the authorization resulting from a favorable shareholder vote; however, TPCO expects the Domestication will occur in connection with the Transaction.

Comparison of Shareholder Rights

For information regarding the differences in shareholder rights under Delaware and British Columbia law, please see “Comparison of Shareholder Rights-Comparison of British Colombia and Delaware Corporate Law.”

Proposed Certificate of Incorporation and By-Laws

The Resulting Issuer’s proposed Certificate of Incorporation and By-laws are attached to this Circular as Appendix M and Appendix N, respectively.

Management recommends that TPCO Shareholders vote in favour of the Domestication Resolution.

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UNAUDITED PRO FORMA FINANCIAL INFORMATION

TPCO is providing the unaudited pro forma consolidated financial information under Appendix H to aid you in your analysis of the financial aspects of the Transaction. The unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of TPCO and Gold Flora, as adjusted to give effect to the Transaction. The unaudited pro forma balance sheets at December 31, 2022 give effect to the Transaction as if it had occurred on December 31, 2022. The unaudited pro forma statement of operations for the year ended December 31, 2022 give effect to the Transaction as if it had occurred on January 1, 2022.

The pro forma financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the Transaction occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial condition and results of operations of the combined company may differ significantly from the pro forma amounts reflected herein due to a variety of factors, including differences in accounting policies, elections, and estimates.

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SECURITIES LAW MATTERS

Canadian Securities Laws

The Resulting Issuer Shares to be issued under the Transaction to TPCO Shareholders will be issued in reliance on exemptions from the prospectus requirements of applicable Canadian Securities Laws and, following completion of the Transaction, the Resulting Issuer Shares will generally be “freely tradeable” (other than as a result of any “control block” restrictions which may arise by virtue of the ownership thereof) under applicable Canadian Securities Laws.

The Ontario, Alberta, Manitoba, Quebec and New Brunswick securities commissions have adopted Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”),which governs certain transactions that raise the potential for conflicts of interest, specifically issuer bids, insider bids, related party transactions and business combinations. TPCO is subject to the provisions of MI 61-101. MI 61-101 is intended to ensure that all securityholders are treated in a manner that is fair and that is perceived to be fair with respect to these transactions.

As previously described in this Circular, all of the issued and outstanding TPCO Shares will be exchanged for Resulting Issuer Shares under the terms of the Plan of Arrangement. Unless certain exceptions apply, the Transaction would be considered a “business combination” in respect of TPCO pursuant to MI 61-101 since the interest of a holder of a TPCO Share may be terminated without the holder’s consent. Accordingly, unless no related party of TPCO is entitled to receive a “collateral benefit” (as defined in MI 61-101) in connection with the Transaction, the transaction would be considered a “business combination” and subject to minority approval requirements at the Meeting.

If “minority approval” is required, MI 61-101 would require that, in addition to the approval of the Business Combination Resolution and the Domestication Resolution by at least 66 2/3%of the votes cast by the TPCO Shareholders, present in person or represented by proxy at the Meeting, the Business Combination Resolution and the Domestication Resolution would also require the approval of a simple majority of the votes cast by TPCO Shareholders excluding votes cast in respect of TPCO Shares held by “related parties” who receive a “collateral benefit” (as such terms are defined in MI 61-101) as a consequence of the Transaction.

MI 61-101 excludes from the meaning of “collateral benefit”, a benefit to a related party that is received solely in connection with the related party’s service as an employee, director or consultant of the issuer, of an affiliated entity of the issuer or of a successor to the business of the issuer, if: (a) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the related party for securities relinquished under the transaction; (b) the conferring of the benefit is not, by its terms, conditional on the related party supporting the transaction in any manner; (c) full particulars of the benefit are disclosed in the disclosure document for the transaction; and (d) either (i) the related party and his or her associated entities beneficially owns, or exercises control or direction over, less than one percent (1%) of each class of equity securities of the issuer, or (ii) the related party discloses to an independent committee of the issuer the amount of the consideration that he or she expects to be beneficially entitled to receive, under the terms of the transaction, in exchange for the equity securities he or she beneficially owns, the independent committee acting in good faith determines that the value of the benefit, net of any offsetting costs to the related party, is less than five percent (5%) of the value referred to in (i), and the independent committee’s determination is disclosed in the disclosure document for the transaction.

See “Proposal 1 –The Business Combination Resolution – Interests of Certain Persons in the Transaction” for details regarding benefits received, or to be received, by directors or executive officers of TPCO as a result of the Transaction. The benefits to be received as a result of the Transaction will not constitute a collateral benefit to Messrs. Datcher and Batesole and Ms. Lipsey in reliance on clause (c)(iv)(A) of the definition of “collateral benefit” set out in MI 61-101, as each such individual beneficially owns or exercises control or direction over less than one percent (1%) of the issued and outstanding TPCO Shares. Accordingly, the Transaction is not considered to be a “business combination” in respect of TPCO, and as a result, no “minority approval” is required for the Business Combination Resolution and the Domestication Resolution. In addition, since the Transaction does not constitute a business combination, no formal valuation of TPCO is required for the Transaction under MI 61-101.

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The directors and officers of TPCO may have interests in the Transaction that are, or may be, different from, or in addition to, the interests of other TPCO Shareholders. The TPCO Board is aware of these interests and considered them, among other matters, when recommending that TPCO Shareholders vote FOR the Business Combination Resolution and the Domestication Resolution. See “Proposal 1 - The Business Combination Resolution – Interests of Certain Persons in the Transaction”.

U.S. Securities Laws

The following discussion is only a general overview of certain requirements of U.S. Securities Laws that may be applicable to TPCO Shareholders, TPCO Optionholders, TPCO RSU Holders, TPCO PSU Holders and holders of TPCO Warrants. Each TPCO securityholder is urged to consult such person’s professional advisors to determine the U.S. conditions and restrictions applicable to trades in the Resulting Issuer Shares issuable pursuant to the Transaction. Further information applicable to the holders of such securities resident in the United States is disclosed in this Circular under the heading “Notice to Securityholders in the United States”.

Exemption From U.S. Registration

The Resulting Issuer Shares, the Gold Flora Delaware Shares, the TPCO Replacement Options, the TPCO Replacement RSUs, the TPCO Replacement PSUs, and the TPCO Replacement Warrants to be distributed in the Transaction have not been and will not be registered under the Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States, and will be issued and exchanged in reliance upon the Section 3(a)(10) Exemption and exemptions under the securities laws of each of the respective U.S. states in which the holders reside. The Section 3(a)(10) Exemption exempts from registration a security that is issued in exchange for outstanding securities and other property where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange have the right to appear (and receive timely and adequate notice thereof), by a court or by a Governmental Entity expressly authorized by law to grant such approval. Such court or Governmental Entity must be advised before the hearing that the issuer will rely on the Section 3(a)(10) Exemption based on the court’s or Governmental Entity’s approval of the transaction.

To the extent permitted by law, Gold Flora Delaware expects to, as promptly as practicable following the Effective Date, cause a registration statement on Form S-8 under the U.S. Securities Act (a “Form S-8”) to be filed with the SEC which registers the issuance of the Gold Flora Delaware Shares issuable upon exercise, vesting or settlement of the TPCO Replacement Options, TPCO Replacement RSUs and TPCO Replacement PSUs, as applicable. In addition, if Gold Flora Delaware is not permitted by applicable Law to file a Form S-8 registering the issuance of the Gold Flora Delaware Shares issuable upon exercise, vesting or settlement, as applicable, of the TPCO Replacement Options, TPCO Replacement RSUs and TPCO Replacement PSUs, Gold Flora Delaware expects to promptly file a registration statement on appropriate form to register the resale of the Gold Flora Delaware Shares issuable upon exercise, vesting or settlement of TPCO Replacement Options, TPCO Replacement RSUs and TPCO Replacement PSUs, as applicable, or otherwise take all necessary actions to cause the Gold Flora Delaware Shares issuable upon exercise, vesting or settlement of the TPCO Replacement Options, TPCO Replacement RSUs and TPCO Replacement PSUs, as applicable, to be issued without restrictive legends.

The Court issued the Interim Order on May 12, 2023, and, subject to the approval of the Transaction by the TPCO Shareholders, a hearing for a Final Order approving the Transaction is currently scheduled to take place on June 20, 2023, at 9:45 a.m. (Vancouver time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia. All TPCO Shareholders, TPCO Optionholders, TPCO RSU Holders and TPCO PSU Holders are entitled to appear and be heard at this hearing, provided that they satisfy the applicable conditions set forth in the Interim Order. The Final Order of the Court will, if granted, constitute the basis for the Section 3(a)(10) Exemption with respect to the securities to be issued under the Transaction. Prior to the hearing on the Final Order, the Court will be informed of this effect of the Final Order.

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Holders of TPCO Options, TPCO Non-Vesting RSUs and TPCO PSUs are advised that the Section 3(a)(10) Exemption will not be available with respect to the Gold Flora Delaware Shares issuable upon exercise or vesting, as applicable, of the TPCO Replacement Options, TPCO Replacement RSUs and TPCO Replacement PSUs. In addition, unless and until the registration statement on Form S-8 (or other appropriate form) is filed with the SEC, the Gold Flora Delaware Shares issuable upon the exercise of the TPCO Replacement Options and vesting of TPCO Replacement RSUs and TPCO Replacement PSUs will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act (“Rule 144”), and may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. In connection with any exercise or vesting, as applicable, of TPCO Replacement Options, TPCO Replacement RSUs or TPCO Replacement PSUs, that is not registered pursuant to a Form S-8 (or other appropriate form as described above), Gold Flora Delaware may require the delivery of reasonably satisfactory evidence, which may include, without limitation, an opinion of counsel of recognized standing, to the effect that such exercise does not require registration under the U.S. Securities Act.

The Resulting Issuer Shares and Gold Flora Delaware Shares to be issued in the Transaction will be freely transferable for purposes of the U.S. Securities Act, except that the U.S. Securities Act imposes restrictions on the resale of Gold Flora Delaware Shares received pursuant to the Transaction by Persons who are, become after consummation of the Transaction or within 90 days of the Effective Time have been, “affiliates” of the Resulting Issuer.

An “affiliate” of the Resulting Issuer is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Resulting Issuer and may include certain executive officers and directors of the Resulting Issuer, as well as principal shareholders of the Resulting Issuer, directors or executive officers of TPCO who become directors or executive officers of the Resulting Issuer after the Transaction, and any person deemed to be an affiliate of the Resulting Issuer or TPCO within 90 days before the closing of the Transaction.

Any TPCO Shareholder who, after consummation of the Transaction is an “affiliate” (as defined in Rule 144) of Gold Flora Delaware or was, at any time during the 90 days immediately before the resale of any of the Gold Flora Delaware Shares received in the Transaction, an “affiliate” of Gold Flora Delaware, may not resell such Gold Flora Delaware Shares, unless such shares are registered under the U.S. Securities Act or an exemption from registration, such as the exemptions contained in Rule 144, is available. This Circular does not cover resales of any Gold Flora Delaware Shares received by any person upon completion of the Transaction, and no person is authorized to make any use of this Circular in connection with any resale.

Holders of TPCO Warrants are advised that the Section 3(a)(10) Exemption will not be available with respect to the Gold Flora Delaware Shares issuable upon exercise of the TPCO Replacement Warrants. The Gold Flora Delaware Shares issuable upon the exercise of the TPCO Replacement Warrants will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. In connection with any such exercise, Gold Flora Delaware may require the delivery of reasonably satisfactory evidence, which may include, without limitation, an opinion of counsel of recognized standing, to the effect that such exercise does not require registration under the U.S. Securities Act.

Affiliates — Rule 144

In general, under Rule 144, persons that are affiliates of Gold Flora Delaware, Gold Flora or TPCO after consummation of the Transaction or were affiliates of Gold Flora Delaware, Gold Flora or TPCO within the ninety days immediately before the resale of the Gold Flora Delaware Shares will be entitled to sell such securities that they receive under the Transaction in the United States, provided that the number of such shares sold, together with all other shares of the same class sold for their account during any three-month period, does not exceed the greater of 1% of the then outstanding securities of such class or, if such shares are listed on a U.S. securities exchange and/or reported through the automated quotation system of a U.S. registered securities association, the average weekly trading volume of such shares during the four calendar week period preceding the date of sale, subject to aggregation rules, specified restrictions on manner of sale, reporting requirements, and the availability of current public information about the relevant issuer. Persons that are affiliates of Gold Flora Delaware after the Transaction will continue to be subject to the resale restrictions described in this paragraph for so long as they continue to be affiliates of the Resulting Issuer, and for ninety  days thereafter.

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REGULATORY MATTERS

U.S. Antitrust Matters

Under the HSR Act, certain transactions may not be completed until each party has filed a notification and report form with the Antitrust Division of the U.S. Department of Justice (the “DOJ”)and with the U.S. Federal Trade Commission (the “FTC”) and applicable waiting period requirements have been satisfied. The Transaction is subject to the HSR Act.

The applicable waiting period will expire 30 days after the requisite notification and report forms under the HSR Act have been filed, unless earlier terminated by the FTC or the DOJ or unless the FTC or the DOJ issues a request for additional information and documentary material (a “Second Request”) prior to that time. No Second Request was received and the waiting period has now expired. The expiration or termination of the waiting period does not bar the FTC or the DOJ from subsequently challenging the Transaction.

It is a mutual condition to the completion of the Transaction in favour of TPCO and Gold Flora that the Key Authorizations have been made, given or obtained and each such Key Authorization is in force and has not been modified or rescinded. A Key Authorization includes the expiry, waiver or termination of any applicable waiting periods and any extensions thereof under the HSR Act. It is also a mutual condition to the completion of the Transaction in favour of TPCO and Gold Flora that there is no pending or threatened action by any Governmental Entity that would reasonably be expected to prohibit or restrict the Transaction, or the ownership or operation by the Resulting Issuer of a material portion of the business or assets of Gold Flora or any of its Subsidiaries, TPCO or any of its Subsidiaries, or compel the Resulting Issuer to dispose of or hold separate any material portion of the business or assets of Gold Flora or any of its Subsidiaries or TPCO or any of its Subsidiaries as a result of the Transaction.

Stock Exchange Matters

The TPCO Shares and TPCO Warrants are listed on the Neo Exchange under the trading symbols “GRAM.U” and “GRAM.WT.U”, respectively. The TPCO Shares and TPCO Warrants also trade over the counter in the United States on the OTCQX Best Market tier of the electronic over-the-counter marketplace operated by OTC Markets Group Inc. under the trading symbols “GRAMF” and “GRMWF”, respectively.

It is a condition of closing that the NEO Exchange shall have conditionally approved the listing of the Resulting Issuer Shares issuable under the Transaction, as of the Effective Date. Listing will be subject to the Resulting Issuer fulfilling all of the listing requirements of the NEO Exchange. It is a listing requirement of the NEO Exchange that the Business Combination Resolution and the Domestication Resolution receive Required Shareholder Approval at the Meeting.

U.S. Cannabis Regulatory Environment

Under the Business Combination Agreement, the Parties have agreed that, upon receipt of written request from either TPCO or Gold Flora and within ten Business Days of receipt of all necessary information and materials, with the reasonable assistance of the requesting Party, the receiving Party shall prepare the notifications, filings, applications and submissions for the transfer or change in ownership (as applicable) of certain cannabis license held by each of TPCO or Gold Flora (the “Regulatory Licenses”), provided that such receiving Party shall not make, or cause to be made, any filings or submissions with, or have any communications or discussions with, any Governmental Entity until TPCO and Gold Flora have mutually agreed as to the form and substance of such filings, submissions, communications and discussions.

For a detailed description of TPCO’s cannabis-related activities in the United States in accordance with Staff Notice 51-352 -Issuers with U.S. Marijuana-Related Activities (“Staff Notice 51-352”), see the disclosure under the heading entitled, “United States Regulatory Environment” in “Item 1. Business” in The Parent Company 2022 Annual Report, which is included as Appendix P to this Circular.

For a detailed description of Gold Flora’s cannabis-related activities in the United States in accordance with Staff Notice 51-352, see “Information Concerning Gold Flora – United States Regulatory Environment – Cannabis Industry Regulation” in Appendix F to this Circular.

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DISSENTING SHAREHOLDERS’ RIGHTS

The following is only a summary of the Dissent Rights and provisions of the BCBCA (as modified by the Plan of Arrangement and the Interim Order as described below or any other order of the Court), which are technical and complex. A copy of Division 2 of Part 8 of the BCBCA is attached as Appendix J to this Circular. It is recommended that any Registered TPCO Shareholder wishing to avail himself, herself or itself of the Dissent Rights seek legal advice, as failure to strictly comply with the provisions of the BCBCA (as modified by the Plan of Arrangement and the Interim Order) may prejudice his, her or its Dissent Rights.

Section 238 of the BCBCA provides registered shareholders of a corporation with the right to dissent from certain resolutions that effect extraordinary corporate transactions or fundamental corporate changes. The Interim Order expressly provides Registered TPCO Shareholders with Dissent Rights in respect of the Business Combination Resolution and the Domestication Resolution under Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order. Each Registered TPCO Shareholder who dissents from the Business Combination Resolution and/or the Domestication Resolution in compliance with Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, will be entitled, in the event the Transaction becomes effective, to be paid by TPCO the fair value of all of the TPCO Shares held by such TPCO Dissenting Shareholder, such fair value determined immediately before the passing of the Business Combination Resolution or the Domestication Resolution. TPCO Shareholders are cautioned that fair value could be determined to be less than the value of the consideration payable pursuant to the terms of the Transaction and that the proceeds of disposition received by a TPCO Dissenting Shareholder may be treated in a different, and potentially more adverse, manner under Canadian and United States federal income tax laws than had such shareholder exchanged his, her or its TPCO Shares for Resulting Issuer Shares pursuant to the Transaction. In addition, any judicial determination of fair value will result in delay of receipt by a TPCO Dissenting Shareholder of consideration for such Dissenting Shares.

Section 238(2)(c) of the BCBCA provides that a TPCO Dissenting Shareholder may only make a claim under that section with respect to all of the shares of a class held by the TPCO Dissenting Shareholder on behalf of any one beneficial owner and registered in the TPCO Dissenting Shareholder’s name. One consequence of this provision is that only a Registered TPCO Shareholder may exercise the Dissent Rights in respect of TPCO Shares that are registered in that Registered TPCO Shareholder’s name.

In many cases, TPCO Shares beneficially owned by a Non-Registered TPCO Shareholder are registered either: (a) in the name of an Intermediary that the Non-Registered Shareholder deals with in respect of the TPCO Shares; or (b) in the name of a depositary (such as CDS) of which the Intermediary is a participant. Accordingly, a Non-Registered TPCO Shareholder will not be entitled to exercise its Dissent Rights directly (unless the TPCO Shares are re-registered in the Non-Registered TPCO Shareholder’s name). A Non-Registered TPCO Shareholder that wishes to exercise Dissent Rights should immediately contact the Intermediary with whom the Non-Registered TPCO Shareholder deals in respect of its TPCO Shares and either (i) instruct the Intermediary to exercise the Dissent Rights on the Non-Registered TPCO Shareholder’s behalf (which, if the TPCO Shares are registered in the name of CDS or other clearing agency, may require that such TPCO Shares first be re-registered in the name of the Intermediary), or (ii) instruct the Intermediary to re-register such TPCO Shares in the name of the Non-Registered TPCO Shareholder, in which case the Non-Registered TPCO Shareholder would be able to exercise the Dissent Rights directly.

The Dissent Procedures require that a Registered TPCO Shareholder who wishes to dissent must send a written notice of dissent to the Business Combination Resolution and/or the Domestication Resolution to TPCO c/o Dentons Canada LLP, 77 King Street West, Suite 400, Toronto-Dominion Centre, Toronto, Ontario, M5K 0A1, Canada (Attention: Alex Farcas) to be received by no later than 5:00 p.m. (New York City time) on June 13, 2023 or, in the case of any adjournment or postponement of the Meeting, by no later than 5:00 p.m. (New York City time) on the second Business Day immediately preceding the day of the adjourned or postponed Meeting, and must otherwise strictly comply with the Dissent Procedures described in this Circular.

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To exercise Dissent Rights, a TPCO Shareholder must dissent with respect to all TPCO Shares of which it is the registered and beneficial owner. A TPCO Shareholder who wishes to dissent must deliver a written Notice of Dissent to TPCO as set forth above and such Notice of Dissent must strictly comply with the requirements of Section 242 of the BCBCA. Any failure by a TPCO Shareholder to fully comply with the provisions of the BCBCA, as modified by Article 5 of the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of that holder’s Dissent Rights. Non-Registered TPCO Shareholders who wish to exercise Dissent Rights must cause each TPCO Shareholder holding their TPCO Shares to deliver the Notice of Dissent, or, alternatively, make arrangements to become a Registered TPCO Shareholder. Failure to strictly comply with the Dissent Procedures will result in loss of the Dissent Right.

To exercise Dissent Rights, a TPCO Shareholder must prepare a separate Notice of Dissent for himself, herself or itself, if dissenting on his, her or its own behalf, and for each other Non-Registered TPCO Shareholder who beneficially owns TPCO Shares registered in the TPCO Shareholder’s name and on whose behalf the TPCO Shareholder is dissenting; and must dissent with respect to all of the TPCO Shares registered in his, her or its name or if dissenting on behalf of a Non-Registered TPCO Shareholder, with respect to all of the TPCO Shares registered in his, her or its name and beneficially owned by the Non-Registered TPCO Shareholder on whose behalf the TPCO Shareholder is dissenting. The Notice of Dissent must set out the number and class of TPCO Shares in respect of which the Dissent Rights are being exercised and: (a) if such TPCO Shares constitute all of the TPCO Shares of which the TPCO Shareholder is the registered and beneficial owner and the TPCO Shareholder owns no other TPCO Shares beneficially, a statement to that effect; (b) if such TPCO Shares constitute all of the TPCO Shares of which the TPCO Shareholder is both the registered and beneficial owner, but the TPCO Shareholder owns additional TPCO Shares beneficially, a statement to that effect and the names of the Registered TPCO Shareholders, the number and class of TPCO Shares held by each such Registered TPCO Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other TPCO Shares; or (c) if the Dissent Rights are being exercised by a TPCO Shareholder who is not the beneficial owner of such TPCO Shares, a statement to that effect and the name and address of the Non-Registered TPCO Shareholder and a statement that the TPCO Shareholder is dissenting with respect to all TPCO Shares of the Non-Registered TPCO Shareholder registered in such Registered TPCO Shareholder’s name.

The filing of a Dissent Notice does not deprive a Registered TPCO Shareholder of the right to vote at the Meeting. However, the BCBCA provides, in effect, that a Registered TPCO Shareholder who has submitted a Dissent Notice and who votes in favour of the Business Combination Resolution or the Domestication Resolution, as applicable, will no longer be considered a TPCO Dissenting Shareholder with respect to that class of shares voted in favour of the Business Combination Resolution or the Domestication Resolution, being the TPCO Shares. The BCBCA does not provide, and TPCO will not assume, that a proxy submitted instructing the proxyholder to vote against the Business Combination Resolution or the Domestication Resolution, or an abstention from voting, constitutes a Dissent Notice, but a Registered TPCO Shareholder is not required to vote its TPCO Shares against the Business Combination Resolution or the Domestication Resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxyholder to vote in favour of the Business Combination Resolution or the Domestication Resolution does not constitute a Dissent Notice. However, any proxy granted by a Registered TPCO Shareholder who intends to dissent, other than a proxy that instructs the proxyholder to vote against the Business Combination Resolution or the Domestication Resolution, should be validly revoked in order to prevent the proxyholder from voting such TPCO Shares in favour of the Business Combination Resolution or the Domestication Resolution, as the case may be, and thereby causing the Registered TPCO Shareholder to forfeit its Dissent Rights.

If TPCO intends to act on authority of the Business Combination Resolution and the Domestication Resolution, it must sent a notice (“Notice to Proceed”) to the TPCO Dissenting Shareholder promptly after the later of: (i) the date on which TPCO forms the intention to proceed with the Arrangement and the Domestication; and (ii) the date on which the Dissent Notice was received.

If TPCO has acted on the Business Combination Resolution and the Domestication Resolution it must promptly send a Notice to Proceed to the TPCO Dissenting Shareholder. The Notice to Proceed must be dated not earlier than the date on which it is sent and state that TPCO intends to act or has acted on the authority of the Business Combination Resolution and the Domestication Resolution and advise the TPCO Dissenting Shareholder of the manner in which dissent is to be completed. On receiving a Notice to Proceed, the TPCO Dissenting Shareholder is entitled to require TPCO to purchase all of the TPCO Shares in respect of which the Dissent Notice was given.

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A TPCO Dissenting Shareholder who receives a Notice to Proceed, and who wishes to proceed with the dissent, must send to TPCO within one month after the date of the Notice to Proceed: (i) a written statement that the TPCO Dissenting Shareholder requires TPCO to purchase all of the Dissenting Shares; (ii) the certificates, if any, representing the Dissenting Shares; and (iii) if dissent is being exercised by a Registered TPCO Shareholder on behalf of a beneficial owner, a written statement signed by the beneficial owner setting out whether the beneficial owner is the beneficial owner of other TPCO Shares and if so, setting out (A) the names of the registered owners of those other TPCO Shares, (B) the number of those other TPCO Shares that are held by each of those registered owners, and (C) that dissent is being exercised in respect of all of those other TPCO Shares (a “Demand for Payment”), whereupon TPCO is bound to purchase them in accordance with the Dissent Notice.

Under Section 244 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, after sending a Demand for Payment, a TPCO Dissenting Shareholder ceases to have any rights as a TPCO Shareholder in respect of its Dissenting Shares other than the right to be paid the fair value of the Dissenting Shares by TPCO, as determined pursuant to the Interim Order, unless: (i) the TPCO Dissenting Shareholder withdraws its Dissent Notice, with the written consent of TPCO, before the Payout Value is paid; (ii) the TPCO Board revokes the Business Combination Resolution or the Domestication Resolution; or (iii) a court permanently enjoins or sets aside the corporate action approved by the Business Combination Resolution or the Domestication Resolution. In (i), the TPCO Dissenting Shareholder shall be deemed to have participated in the Transaction on the same basis as any non-TPCO Dissenting Shareholder as at and from the Arrangement Effective Time. If any of these events occur, the non-TPCO Dissenting Shareholder regains the ability to vote and exercise its rights as a TPCO Shareholder.

Pursuant to the Plan of Arrangement, in no case shall TPCO, the Resulting Issuer or any other person be required to recognize any TPCO Dissenting Shareholder as a TPCO Shareholder after the Arrangement Effective Time, and the names of such TPCO Shareholders shall be deleted from the list of Registered TPCO Shareholders at the Arrangement Effective Time.

TPCO and the TPCO Dissenting Shareholder may agree on the amount of the Payout Value and in that event, TPCO must either promptly pay that amount to the TPCO Dissenting Shareholder or send a notice to the TPCO Dissenting Shareholder that TPCO is unable lawfully to pay TPCO Dissenting Shareholders for their Dissenting Shares as TPCO is insolvent or the payment would render TPCO insolvent. If TPCO and the TPCO Dissenting Shareholder do not agree on the amount of the Payout Value, the TPCO Dissenting Shareholder or TPCO may apply to the Court and the Court may: (i) determine the Payout Value or order that the Payout Value be established by arbitration or by reference to the registrar or a referee of the Court; (ii) join in the application each TPCO Dissenting Shareholder who has not agreed with TPCO on the amount of the Payout Value; and (iii) make consequential orders and give directions it considers appropriate. There is no obligation on TPCO to make an application to the Court.

Promptly after a determination of the Payout Value has been made, TPCO must either pay that amount to the TPCO Dissenting Shareholder or send a notice to the TPCO Dissenting Shareholder that TPCO is unable lawfully to pay the TPCO Dissenting Shareholder for his, her or its Dissenting Shares as TPCO is insolvent or the payment would render TPCO insolvent. If the TPCO Dissenting Shareholder receives a notice that TPCO is unable to lawfully pay the TPCO Dissenting Shareholder for his, her or its Dissenting Shares the TPCO Dissenting Shareholder may, within 30 days after receipt, withdraw the Dissent Notice.

The discussion above is only a summary of the Dissent Rights, which are technical and complex. TPCO Shareholders that are considering exercising Dissent Rights should consult their own legal and financial advisors.

The Business Combination Agreement provides that it is a condition to completion of the Transaction that Dissent Rights have not been exercised (excluding Dissent Rights that have been exercised and subsequently withdrawn) with respect to more than six percent (6%) of the issued and outstanding TPCO Shares as of the Effective Date.

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CERTAIN CANADIAN TAX CONSIDERATIONS

The following is, as of the date hereof, a summary of the principal Canadian federal income tax considerations under the Tax Act in respect of the Transaction generally applicable to a beneficial owner of TPCO Shares who, for purposes of the Tax Act, and at all relevant times: (i) holds their TPCO Shares, and will hold any Resulting Issuer Shares received pursuant to the Transaction, as capital property, (ii) deals at arm’s length with each of TPCO, Newco, Stately and Gold Flora, (iii) will, following the Transaction, deal at arm’s length with the Resulting Issuer, (iv) is not affiliated with any of TPCO, Newco, Stately or Gold Flora, and (v) will not, following the Transaction, be affiliated with the Resulting Issuer (a “Holder”). Generally, any TPCO Shares held and any Resulting Issuer Shares received pursuant to the Transaction will be capital property to a Holder provided the Holder does not hold such shares in the course of carrying on a business of buying and selling securities and has not acquired such shares in one or more transactions considered to be an adventure or concern in the nature of trade.

This summary is not applicable to a Holder: (i) that is a “financial institution” (as defined in the Tax Act) for the purposes of the “mark-to-market” property rules; (ii) that is a “specified financial institution” (as defined in the Tax Act); (iii) who makes or has made a functional currency reporting election pursuant to section 261 of the Tax Act; (iv) an interest in which would be a “tax shelter investment” (as defined in the Tax Act) or who acquired any TPCO Shares, or acquires any Resulting Issuer Shares pursuant to the Transaction, as a “tax shelter investment” (and this summary assumes that no such persons hold such shares); (v) that has entered or will enter into a “derivative forward agreement” or “synthetic disposition arrangement”, each as defined in the Tax Act, in respect of any TPCO Shares or Resulting Issuer Shares received pursuant to the Transaction; (vi) with respect to whom the Resulting Issuer will (following the Domestication) be a “foreign affiliate” within the meaning of the Tax Act; (vii) that is exempt from tax under Part I of the Tax Act, or (viii) is considered to be a partnership for purposes of the Tax Act. Such Holders should consult their own tax advisors.

Additional considerations, not discussed herein, may be applicable to a Holder that is a corporation resident in Canada and is, or becomes (or does not deal at arm’s length for the purposes of the Tax Act with a corporation resident in Canada that is or becomes), as part of a series of transactions or events that includes the Transaction, controlled by one non-resident person or a group of non-resident persons not dealing with each other at arm’s length for the purposes of the “foreign affiliate dumping” rules in section 212.3 of the Tax Act. Such a Holder should consult its own tax advisors.

In addition, this summary does not apply to a person holding TPCO Options, TPCO Warrants, TPCO Non-Vesting RSUs, TPCO PSUs or other conversion or exchange rights to acquire shares of TPCO or to a Holder who received TPCO Shares upon exercise of a TPCO Option or upon the exercise of any such conversion or exchange rights to acquire TPCO Shares.

This summary does not address the deductibility of interest on money borrowed to acquire TPCO Shares.

This summary is based on the facts set out in this Circular, the provisions of the Tax Act and the regulations thereunder in force as of the date hereof, all specific proposals to amend the Tax Act and the regulations thereunder that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”), the provisions of the Canada-United States Tax Convention (1980) (the “Canada-U.S. Treaty”) as of the date hereof, and the current published administrative and assessing policies and practices of the Canada Revenue Agency (“CRA”). This summary assumes that all Tax Proposals will be enacted in the form proposed but no assurance can be given that the Tax Proposals will be enacted in the form proposed or at all. This summary does not otherwise take into account or anticipate any changes in law, whether by judicial, administrative or legislative decision or action or changes in the CRA’s administrative and assessing policies and practices, nor does it take into account provincial, territorial or foreign income tax legislation or considerations, which may differ significantly from those described herein.

For purposes of the Tax Act, all amounts (including amounts related to the acquisition, holding or disposition of TPCO Shares or Resulting Issuer Shares), such as dividends, “adjusted cost base” (as calculated in accordance with the Tax Act) (“ACB”) and proceeds of disposition must be expressed in Canadian dollars using the daily rate of exchange quoted by the Bank of Canada on the date such amounts arose, or such other rate of exchange as is acceptable to the CRA. The amount of income, capital gains, losses and capital losses may be affected by changes in foreign currency exchange rates.

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TPCO and the Resulting Issuer (prior to the Domestication) are Canadian corporations for purposes of the Tax Act. As referenced under “Material U.S. Federal Income Tax Considerations,” TPCO and the Resulting Issuer (prior to the Domestication) are also classified as U.S. domestic corporations for United States federal income tax purposes, with related consequences and potential consequences to TPCO, the Resulting Issuer and their shareholders. Accordingly, all Holders should review the discussion under “Material U.S. Federal Income Tax Considerations,” and consult with their own tax advisors in this regard. For the purposes of the discussion of Canadian federal income tax considerations below, it has been assumed that TPCO and the Resulting Issuer are and will be classified as a U.S. domestic corporation for United States federal income tax purposes at all relevant times. No legal opinion or tax ruling has been sought or obtained in this regard or with respect to any other assumptions made for purposes of this summary.

This summary is not exhaustive of all Canadian federal income tax considerations. Further, this summary is of a general nature only and is not intended to be, nor should it be considered to be, legal or tax advice to any particular Holder and no representation is made with respect to the income tax consequences to any particular Holder. Accordingly, Holders should consult their own tax advisors concerning the application and effect of the income and other taxes of any country, province, territory, state or local tax authority, having regard to their particular circumstances.

The Domestication

Upon the Domestication, the Resulting Issuer will cease to be a resident of Canada for purposes of the Tax Act and will thereafter no longer be subject to Canadian income tax on its worldwide income (but will be subject to U.S. federal and state tax). However, if the Resulting Issuer carries on business in Canada or has other Canadian sources of income, it will be subject to Canadian income tax in respect of such Canadian source income, subject to relief under the Canada-U.S. Treaty.

For purposes of the Tax Act, the Resulting Issuer’s taxation year will be deemed to have ended immediately before it ceases to be a resident of Canada and a new taxation year will be deemed to have begun at that time. Immediately before its deemed year end, the Resulting Issuer will be deemed to have disposed of each of its properties for proceeds of disposition equal to the fair market value of such properties at that time and will be deemed to have reacquired each such property at the time of its Domestication at a cost equal to its deemed proceeds of disposition. The Resulting Issuer will be subject to income tax under Part I of the Tax Act on any income and net taxable capital gains realized as a result of the deemed dispositions of its properties (after the utilization of any available capital or non-capital losses in accordance with the Tax Act).

The Resulting Issuer will also be subject to an additional “emigration tax” under Part XIV of the Tax Act on the amount by which the fair market value, immediately before its deemed year end resulting from the Domestication, of all of the property owned by the Resulting Issuer exceeds the total of certain of its liabilities and the “paid-up capital” (as calculated in accordance with the Tax Act) (“PUC”) of all the issued and outstanding shares of the Resulting Issuer immediately before the deemed year end. This additional tax is generally payable at the rate of 25 percent, but will be reduced to 5 percent under the Canada-U.S. Treaty unless it can reasonably be concluded that one of the main reasons for the Resulting Issuer becoming resident in the United States was to reduce the amount of emigration tax or Canadian withholding tax under Part XIII of the Tax Act.

Management of TPCO has advised that, due to (i) TPCO’s and Stately’s current ACB in each of its properties and (ii) the amount of TPCO’s available non-capital losses, it does not expect that the deemed disposition of the Resulting Issuer’s properties that will occur on the Domestication will result in any tax liability to the Resulting Issuer under Part I of the Tax Act. Management has also advised that it does not expect that the Domestication will result in any liability for emigration tax under Part XIV of the Tax Act.

TPCO Shareholders are cautioned that the CRA may not agree with TPCO’s determination of the fair market value of its properties at the relevant time or the amount of non-capital losses available to the Resulting Issuer at the time of the Domestication. It is also possible that the fair market value of TPCO’s and Stately’s properties may change between the date hereof and the time of the Domestication. In any such case, it is possible that the Resulting Issuer could incur tax liability under Part I and/or Part XIV of the Tax Act.

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Holders Resident in Canada

The following portion of the summary is generally applicable to Holders, who, for the purposes of the Tax Act and at all relevant times are, or are deemed to be, resident in Canada (“Resident Shareholders”).

Certain Resident Shareholders whose TPCO Shares might not otherwise qualify as capital property may be entitled to make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have such shares, and any other “Canadian security” (as defined in the Tax Act) owned in the taxation year in which the election is made and all subsequent taxation years, deemed to be capital property. Resident Shareholders contemplating making such an election should consult their own tax advisors as such an election will affect the income tax treatment of other Canadian securities held by such Resident Shareholder. This election will not be available for the Resulting Issuer Shares following the Domestication.

Amalgamation of TPCO with Newco and Stately

A Resident Shareholder who receives Resulting Issuer Shares in exchange for TPCO Shares pursuant to the Amalgamation will be deemed to have disposed of such TPCO Shares for proceeds of disposition equal to the Resident Shareholder’s ACB thereof immediately before the Amalgamation. As a result, such a Resident Shareholder will not recognize a capital gain or capital loss in respect of the Amalgamation. The Resident Shareholder will also be deemed to have acquired the Resulting Issuer Shares received in exchange for such TPCO Shares at a cost equal to the Resident Shareholder’s ACB of the TPCO Shares immediately before the Amalgamation.

Domestication

A Resident Shareholder should not be considered to have disposed of its Resulting Issuer Shares as a result of the Domestication. A Resident Shareholder should therefore not be considered to have realized either a capital gain or a capital loss by reason only of the Domestication. The Domestication should also not have an effect on the ACB of a Resident Shareholder’s Resulting Issuer Shares.

Dividends on Resulting Issuer Shares Following the Domestication

Dividends on the Resulting Issuer Shares received by a Resident Shareholder following the Domestication will be required to be included in the Resident Shareholder’s income for the purposes of the Tax Act. Such dividends received by a Resident Shareholder who is an individual will not be subject to the gross-up and dividend tax credit rules in the Tax Act. A Resident Shareholder that is a corporation is required to include such dividends in computing its income and generally will not be entitled to deduct the amount of such dividends in computing its taxable income.

Any U.S. non-resident withholding tax imposed on such dividends should generally be eligible, subject to the detailed rules and limitations under the Tax Act, to be credited against the Resident Shareholder’s income tax or deducted from the Resident Shareholder’s income. Resident Shareholders are advised to consult with their own tax advisors with respect to the availability of a Canadian foreign tax credit or deduction having regard to their particular circumstances.

Dispositions of Resulting Issuer Shares Following the Transaction

A disposition by a Resident Shareholder of Resulting Issuer Shares after the completion of the Transaction generally will result in the Resident Shareholder realizing a capital gain (or a capital loss) to the extent that the proceeds of disposition received, net of any reasonable costs of the disposition, exceed (or are less than) the aggregate ACB of such shares to such Resident Shareholder immediately before the disposition. The tax treatment of capital gains and capital losses is discussed below under the heading “Holders Resident in Canada – Taxation of Capital Gains and Capital Losses”.

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Taxation of Capital Gains and Capital Losses

Generally, a Resident Shareholder will be required to include in computing its income for a taxation year one-half of any capital gain (a “taxable capital gain”) realized by it in that year. Subject to and in accordance with the provisions of the Tax Act, a Resident Shareholder must deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Shareholder in that year, and any excess may be carried back to any of the three preceding taxation years or carried forward to any subsequent taxation year and deducted against net taxable capital gains realized in such years.

A Resident Shareholder that is a “Canadian-controlled private corporation” (as defined in the Tax Act) throughout the year or, pursuant to Tax Proposals, a “substantive CCPC” (as defined in such Tax Proposals) at any time in the year, may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income” for the year, which is defined in the Tax Act to include an amount in respect of taxable capital gains.

Foreign tax, if any, levied on any gain realized on a disposition of Resulting Issuer Shares may be eligible for a foreign tax credit under the Tax Act to the extent and under the circumstances described in the Tax Act. Resident Shareholders should consult their own tax advisors with respect to the availability of a foreign tax credit, having regard to their particular circumstances.

Alternative Minimum Tax

Capital gains realized by a Resident Shareholder who is an individual (other than certain trusts) may result in such Resident Shareholder being liable, or having an increased liability, for alternative minimum tax under the Tax Act. Resident Shareholders who are individuals should consult their own tax advisors in this regard.

Foreign Property Information Reporting

A Resident Shareholder that is a “specified Canadian entity” (as defined in the Tax Act) for a taxation year or a fiscal period and whose total “cost amount” (as defined in the Tax Act) of “specified foreign property” (as defined in the Tax Act), including the Resulting Issuer Shares, at any time in the year or fiscal period exceeds C$100,000 will be required to file an information return with the CRA for the taxation year or fiscal period disclosing certain prescribed information in respect of such property. Penalties may apply where a Resident Shareholder fails to file the required information return in respect of such Resident Shareholder’s “specified foreign property” on a timely basis in accordance with the Tax Act.

The reporting rules in the Tax Act relating to “specified foreign property” are complex and this summary does not purport to address all circumstances in which reporting may be required by a Resident Shareholder. Resident Shareholders should consult their own tax advisors regarding compliance with these reporting requirements.

TPCO Dissenting Shareholders

A Resident Shareholder that is a TPCO Dissenting Shareholder (a “Dissenting Resident Shareholder”) and who properly exercises Dissent Rights in respect of its TPCO Shares will, pursuant to the Plan of Arrangement, be deemed to have disposed of its TPCO Shares to TPCO and will be entitled to be paid the fair value of such TPCO Shares by TPCO. A Dissenting Resident Shareholder will be deemed to have received a dividend equal to the amount, if any, paid by TPCO (other than any amount in respect of interest, if any, awarded by the Court) in excess of the PUC of their TPCO Shares immediately before the transfer of such shares pursuant to the Plan of Arrangement. Any such deemed dividend must be included in computing the Dissenting Resident Shareholder’s income for the purposes of the Tax Act.

Such dividend deemed to be received by a Dissenting Resident Shareholder that is an individual (including a trust) will generally be subject to the gross-up and dividend tax credit rules in the Tax Act normally applicable to taxable dividends received from corporations resident in Canada. Dividends deemed to be received by an individual and certain trusts may give rise to alternative minimum tax under the Tax Act.

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Generally, any such dividends deemed to be received by a Dissenting Resident Shareholder that is a corporation will be included in computing the corporation’s income, but will be deductible in computing the corporation’s taxable income, subject to certain limitations in the Tax Act. The amount of this deemed dividend could, in some circumstances, be treated as proceeds of disposition under subsection 55(2) of the Tax Act. A Dissenting Resident Shareholder that is a “private corporation” (as defined in the Tax Act) or a “subject corporation” (as defined for purposes of Part IV of the Tax Act) generally will be subject to an additional tax (refundable in certain circumstances) to the extent such dividends are deductible in computing the Dissenting Resident Shareholder’s taxable income.

The difference between the amount paid by TPCO to a Dissenting Resident Shareholder (other than any amount in respect of interest, if any, awarded by the Court) and the deemed dividend, if any, received by the Dissenting Resident Shareholder, as described above, will be treated as proceeds of disposition of the TPCO Shares for purposes of computing any capital gain (or capital loss). Any such capital gain (or capital loss) will be subject to the same tax treatment as described above under the heading “Holders Resident in Canada – Taxation of Capital Gains and Capital Losses”.

The amount of a capital loss realized on the disposition of a TPCO Share by a Dissenting Resident Shareholder that is a corporation may, to the extent and under the circumstances specified in the Tax Act, be reduced by the amount of dividends received or deemed to be received on such share. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns such shares, directly or indirectly, through a partnership or trust. Dissenting Resident Shareholders who may be affected by these rules are urged to consult with their own tax advisors in this regard.

Interest, if any, awarded by the Court to a Dissenting Resident Shareholder will be included in the Dissenting Resident Shareholder’s income for the purposes of the Tax Act.

Dissenting Resident Shareholders should consult their own tax advisors.

Eligibility for Investment

Provided that the Resulting Issuer Shares are listed on a “designated stock exchange” (as such term is defined in the Tax Act and which currently includes the NEO Exchange) at the time of the Domestication and thereafter, the Resulting Issuer Shares will be qualified investments under the Tax Act for a trust governed by a registered retirement savings plan (“RRSP”), registered retirement income fund (“RRIF”), registered education savings plan (“RESP”), registered disability savings plan (“RDSP”), tax-free savings account (“TFSA”) or first home savings account (“FHSA”)(collectively, “Registered Plans”) or a deferred profit sharing plan.

Notwithstanding that the Resulting Issuer Shares may be a qualified investment for a Registered Plan, the holder of a TFSA, FHSA or RDSP, the annuitant of an RRSP or RRIF or the subscriber of an RESP, as the case may be, would be subject to a penalty tax if such shares are a “prohibited investment” for purposes of the Tax Act for such Registered Plan. Based on the current provisions of the Tax Act and the regulations thereunder, the Resulting Issuer Shares would not be a prohibited investment for a Registered Plan, provided that the holder of the TFSA, FHSA or RDSP, the annuitant of the RRSP or RRIF or the subscriber of the RESP, as the case may be, (i) deals at arm’s length with the Resulting Issuer for purposes of the Tax Act and (ii) does not have a “significant interest” (as defined in subsection 207.01(4) of the Tax Act) in the Resulting Issuer. In addition, the Resulting Issuer Shares would not be a prohibited investment if such shares are “excluded property” (as defined in subsection 207.01(1) of the Tax Act) for a Registered Plan.

Resident Shareholders who hold their TPCO Shares, or who intend to hold the Resulting Issuer Shares, in a Registered Plan should consult their own tax advisors with respect to the application of these rules in their particular circumstances.

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Holders Not Resident in Canada

The following section of the summary is applicable to a Holder that, for the purposes of the Tax Act and any applicable income tax treaty or convention and at all relevant times, is not resident in Canada and is not deemed to be resident in Canada, does not use or hold, and is not deemed to use or hold, TPCO Shares or Resulting Issuer Shares acquired pursuant to the Transaction in, or in the course of, carrying on business in Canada (a “Non-Resident Shareholder”). Special rules, which are not discussed in this summary, may apply to a Non-Resident Shareholder that is an insurer which carries on business in Canada and elsewhere or an “authorized foreign bank” (as defined in the Tax Act).

Amalgamation of TPCO with Newco and Stately

A Non-Resident Shareholder who receives Resulting Issuer Shares in exchange for TPCO Shares pursuant to the Amalgamation will be deemed to have disposed of such TPCO Shares for proceeds of disposition equal to the Non-Resident Shareholder’s ACB thereof immediately before the Amalgamation. As a result, such a Non-Resident Shareholder will not recognize a capital gain or capital loss in respect of the Amalgamation. The Non-Resident Shareholder will also be deemed to have acquired the Resulting Issuer Shares received in exchange for such TPCO Shares at a cost equal to the Non-Resident Shareholder’s ACB of the TPCO Shares immediately before the Amalgamation.

Domestication

A Non-Resident Shareholder should not be considered to have disposed of its Resulting Issuer Shares as a result of the Domestication. A Non-Resident Shareholder should therefore not be considered to have realized either a capital gain or a capital loss by reason only of the Domestication.

Dissenting Shareholders that are Non-Resident Shareholders

A Non-Resident Shareholder that is a TPCO Dissenting Shareholder (a “Dissenting Non-Resident Shareholder”) and who properly exercises Dissent Rights in respect of its TPCO Shares will, pursuant to the Plan of Arrangement, be deemed to have disposed of its TPCO Shares to TPCO and will be entitled to be paid the fair value of such TPCO Shares by TPCO. A Dissenting Resident Shareholder will be deemed to have received a dividend equal to the amount, if any, paid by TPCO (other than any amount in respect of interest, if any, awarded by the Court) in excess of the PUC of their TPCO Shares immediately before the transfer of such shares to TPCO pursuant to the Plan of Arrangement. Such deemed dividend will be subject to withholding tax under the Tax Act at a rate of twenty-five percent (25%) unless the rate is reduced under the provisions of an applicable income tax treaty or convention. In the case of a beneficial owner of dividends who is a resident of the United States for purposes of the Canada-U.S. Treaty and who is entitled to the benefits of that treaty, the rate of withholding will generally be reduced to fifteen percent (15%) (or to five percent (5%) for a company that holds at least 10% of the voting stock of the corporation paying the dividend). The Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting of which Canada is a signatory, affects many of Canada’s bilateral tax treaties (but not the Canada-U.S. Treaty), including the ability to claim benefits thereunder. Dissenting Non-Resident Shareholders are urged to consult their own tax advisors to determine their entitlement to relief under an applicable income tax treaty or convention.

In addition, a Dissenting Non-Resident Shareholder will be considered to have disposed of such TPCO Shares for proceeds of disposition equal to the payment received (other than that portion that is in respect of interest, if any, awarded by the Court), less the amount of any deemed dividend arising on the surrender of such shares as described above. A Dissenting Non-Resident Shareholder will, in general, realize a capital gain (or capital loss) equal to the amount by which such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to such Dissenting Non-Resident Shareholder of the TPCO Shares immediately before their surrender to TPCO pursuant to the Transaction. A Dissenting Non-Resident Shareholder will not be subject to tax under the Tax Act on any capital gain realized on the disposition of its TPCO Shares unless such TPCO Shares are “taxable Canadian property” (“TCP”) of the Dissenting Non-Resident Shareholder at the time of disposition and the Dissenting Non-Resident Shareholder is not entitled to relief under an applicable income tax treaty or convention.

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Generally, the TPCO Shares will not be TCP to a Dissenting Non-Resident Shareholder at a particular time provided that, at such time, such TPCO Shares are listed on a “designated stock exchange” (as such term is defined in the Tax Act and which currently includes the NEO Exchange) unless, at any time during the sixty-month period immediately preceding that time, the following two (2) conditions were met concurrently: (a) twenty-five percent (25%) or more of the issued shares of any class or series of TPCO were owned by or belonged to one or any combination of (i) the Dissenting Non-Resident Shareholder, (ii) persons with whom the Dissenting Non-Resident Shareholder did not deal at arm’s length, and (iii) partnerships in which the Dissenting Non-Resident Shareholder or persons with whom the Dissenting Non-Resident Shareholder did not deal at arm’s length holds a membership interest, directly or indirectly through one or more other partnerships; and (b) more than fifty percent (50%) of the fair market value of the applicable shares was derived directly or indirectly from one or any combination of: (i) real or immovable property situated in Canada, (ii) “Canadian resource properties” (as defined in the Tax Act), (iii) “timber resource properties” (as defined in the Tax Act), and (iv) options in respect of, or interests or rights in, property described in (i) to (iii), whether or not the property exists. Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, a property may be deemed to be TCP of a Dissenting Non-Resident Shareholder.

Even if any of the TPCO Shares are TCP of a Dissenting Non-Resident Shareholder at a particular time, such Dissenting Non-Resident Shareholder may be exempt from tax by virtue of an income tax treaty or convention to which Canada is a signatory.

In the event that TPCO Shares are TCP of a Dissenting Non-Resident Shareholder at the time of disposition and such Dissenting Non-Resident Shareholder is not exempt from tax by a tax treaty, any capital gain or capital loss realized by the Dissenting Non-Resident Shareholder will be taxed in the same manner as described above under “Holders Resident in Canada – Taxation of Capital Gains and Capital Losses”. Dissenting Non-Resident Shareholders to whom TPCO Shares may constitute TCP should consult their own tax advisors with respect to the implications of the Transaction in their particular circumstances. Interest, if any, awarded by a court to a Dissenting Non-Resident Shareholder will generally not be subject to withholding tax under the Tax Act.

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MATERIAL U.S. FEDERAL TAX CONSIDERATIONS

The following is a discussion of certain material U.S. federal income tax considerations applicable to: (i) the exchange by TPCO Shareholders of their TPCO Shares for Resulting Issuer Shares pursuant to the Amalgamation; (ii) the deemed exchange by such holders of their Resulting Issuer Shares for Gold Flora Delaware Shares pursuant to the Domestication; and (iii) the ownership and disposition of Gold Flora Delaware Shares by such holders following the Domestication. This discussion does not address any tax considerations applicable to a holder of options, warrants, or any other right to acquire TPCO Shares (or, following the Transaction, Gold Flora Delaware Shares) including, without limitation, TPCO Options, TPCO Non-Vesting RSUs, TPCO PSUs, and TPCO Warrants. Holders of TPCO Options, TPCO Non-Vesting RSUs, TPCO PSUs, and TPCO Warrants should consult their own tax advisors regarding the tax considerations of the Transaction to them in light of their own circumstances.

This discussion is based upon and subject to the provisions of the U.S. Tax Code, legislative history, applicable U.S. Treasury Regulations, judicial authority and administrative interpretations, all as in effect on the date of this Circular, and which are subject to change, possibly with retroactive effect, and to different interpretations. This discussion does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis. No legal opinion from U.S. legal counsel or ruling from the IRS has been requested, or is expected to be obtained, regarding the U.S. federal income tax consequences described herein. This discussion is not binding on the IRS or any court, and there can be no assurance that the IRS will not take a contrary position or that any contrary position taken by the IRS will not be sustained by a court. This discussion also assumes that the Transaction is carried out as described in this Circular.

This discussion is limited to TPCO Shareholders that hold their TPCO Shares, respectively, as a capital asset within the meaning of Section 1221 of the U.S. Tax Code. This discussion does not constitute tax advice and does not address all of the U.S. federal income tax considerations that may be relevant to particular shareholders in light of their individual circumstances, or to certain categories of shareholders that may be subject to special tax rules under U.S. federal income tax laws, such as:

•	broker-dealers, brokers or dealers in securities or currencies;

•	traders in securities that have elected the mark-to-market method of accounting for their securities;

•	holders whose functional currency is not the U.S. dollar;

•	holders holding TPCO Shares, Resulting Issuer Shares or Gold Flora Delaware Shares as part of a hedge, straddle, conversion or other “synthetic security” or integrated transaction;

•	holders that received their shares through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan.

•	certain U.S. expatriates and former long-term residents of the United States;

•	banks, thrifts, mutual funds and other financial institutions;

•	regulated investment companies (and shareholders thereof) and real estate investment trusts;

•	individual retirement and other deferred accounts;

•	insurance companies;

•	holders subject to the alternative minimum tax;

•	holders that are required to special tax accounting rules in respect of their TPCO Shares;

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•	“passive foreign investment companies” or “controlled foreign corporations” and holders that hold their TPCO Shares through such entities;

•	partnerships or other pass-through entities (and partners or other owners thereof);

•	S corporations (and shareholders thereof);

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•

U.S. Holders (as defined below) that hold TPCO Shares (or after the Domestication, Gold Flora Delaware Shares) in connection with a trade or business, permanent establishment, or fixed base outside the United States;

•	tax-qualified retirement accounts, retirement plans and pension funds;

•	holders who have elected to mark securities to market;

•	Non-U.S. Holders which are corporations organized outside the U.S., any state thereof, or the District of Columbia that are nonetheless treated as U.S. taxpayers for U.S. federal income tax purposes;

•

holders who have owned or who own, directly, indirectly or constructively, five percent (5%) or more of the total voting power or total value of all of the outstanding stock of TPCO (or who, following the Domestication, will own, directly, indirectly or constructively, five percent (5%) or more of the total voting power or total value of all of the outstanding stock of the Gold Flora Delaware); and

•	holders that are tax-exempt for U.S. federal income tax purposes and government organizations.

If a partnership (including any entity or arrangement treated as a partnership or other “pass-through” entity for U.S. federal income tax purposes) holds TPCO Shares or Resulting Issuer Shares at the time of the Transaction or Gold Flora Delaware Shares after the Domestication, the tax treatment of a partner in such partnership will depend upon the status of the partner and the activities of the partnership. A shareholder that is a partnership and the partners (or other owners) in such partnership holding TPCO Shares are urged to consult their own tax advisors regarding the tax consequences of the Amalgamation, the Domestication and the ownership and disposition of Gold Flora Delaware Shares after the Domestication.

This discussion does not address any U.S. state and local tax, U.S. estate, gift and generation-skipping tax, U.S. federal alternative minimum tax, U.S. federal net investment income tax, or non-U.S. tax consequences. Except as specifically set forth below, this discussion does not address applicable tax filing and reporting requirements. TPCO Shareholders are strongly urged to consult their own tax advisors regarding the U.S. federal, state, local and non-U.S. tax consequences of the Amalgamation, the Domestication and the ownership and disposition of Gold Flora Delaware Shares after the Domestication.

As used herein, the term “U.S. Holder” means a beneficial owner of TPCO Shares or Resulting Issuer Shares (or, after the Domestication, Gold Flora Delaware Shares) that is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes), that was created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if: (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (B) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

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As used herein, a “Non-U.S. Holder” means a beneficial owner of TPCO Shares or Resulting Issuer Shares (or, after the Domestication, Gold Flora Delaware Shares) that is not a U.S. Holder or a partnership.

TPCO SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE U.S. FEDERAL INCOME AND OTHER TAX CONSIDERATIONS RELATING TO THE RECEIPT OF RESULTING ISSUER SHARES PURSUANT TO THE AMALGAMATION, THE DEEMED EXCHANGE BY SUCH HOLDERS OF THEIR RESULTING ISSUER SHARES FOR GOLD FLORA DELAWARE SHARES PURSUANT TO THE DOMESTICATION, AND THE OWNERSHIP AND DISPOSITION OF GOLD FLORA DELAWARE SHARES FOLLOWING THE DOMESTICATION IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES, AS WELL AS THE EFFECT OF ANY STATE, LOCAL OR NON-U.S. TAX LAWS.

Tax Classification of TPCO as a U.S. Domestic Corporation

Pursuant to Section 7874(b) of the Code and the U.S. Treasury Regulations promulgated thereunder, notwithstanding that TPCO is organized under the provisions of the BCBCA, solely for U.S. federal income tax purposes, TPCO is classified as a U.S. domestic corporation. The remainder of this summary assumes that TPCO will be treated as a U.S. domestic corporation for U.S. federal income tax purposes.

Following the Amalgamation and at all times prior to the Domestication, notwithstanding that the Resulting Issuer will be organized under the provisions of the BCBCA, solely for U.S. federal income tax purposes, the Resulting Issuer is intended to be classified as a U.S. domestic corporation. The remainder of this summary assumes that the Resulting Issuer will be treated as a U.S. domestic corporation up to (and following) the Domestication for U.S. federal income tax purposes.

U.S. Federal Income Tax Considerations Relevant to U.S. Holders

Amalgamation

Pursuant to the Amalgamation, TPCO Shareholders (other than those who validly exercise Dissent Rights) will exchange their TPCO Shares solely for Resulting Issuer Shares. TPCO and the Resulting Issuer intend that the Amalgamation: (i) be treated as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code (a “Reorganization”); and (ii) together with the Domestication, the GF Investco Merger, the GF Investco2 Merger and the Merger (collectively with the Amalgamation, the “Section 351 Transactions”), be treated as a single integrated transaction qualifying as a transaction described in Section 351(a) of the U.S. Tax Code (a “Section 351 Exchange”). However, neither TPCO nor the Resulting Issuer has requested, or intends to request, a ruling from the IRS or an opinion of legal counsel with respect to whether the Amalgamation or the Section 351 Transactions will so qualify. Additionally, whether the Amalgamation or the Section 351 Transactions so qualifies depends on the resolution of complex legal issues and facts, some of which may not be known until (or after) the effective time of the consummation of the Amalgamation and the Transaction. For example, the requirements for a Reorganization could be affected by the magnitude of TPCO Shareholders exercising Dissent Rights in connection with the Amalgamation or the Domestication. Accordingly, there can be no assurance that the Amalgamation will satisfy the Reorganization requirements or that the Section 351 Transactions will satisfy the Section 351 Exchange requirements, that the IRS will not challenge the status of the Amalgamation as a Reorganization or the Section 351 Transactions as a Section 351 Exchange, as applicable, or that the U.S. courts will uphold the status of the Amalgamation as a Reorganization or the Section 351 Transactions as a Section 351 Exchange, as applicable, in the event of an IRS challenge. U.S. Holders should consult their own tax advisors regarding the tax treatment of the Amalgamation and the tax considerations relevant to such U.S. Holder in light of such U.S. Holder’s personal circumstances.

If the Amalgamation qualifies as a Reorganization or if the Section 351 Transactions are treated as a single integrated transaction qualifying as a transaction described in Section 351(a) of the U.S. Tax Code:

•	no gain or loss will be recognized by a U.S. Holder as a result of the receipt of Resulting Issuer Shares in exchange for TPCO Shares pursuant to the Amalgamation;

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•	the aggregate tax basis of Resulting Issuer Shares received in the Amalgamation will equal the aggregate tax basis of TPCO Shares surrendered in the Amalgamation; and

•	the holding period for Resulting Issuer Shares received in exchange for TPCO Shares pursuant to the Amalgamation will include the period during which TPCO Shares were held by such U.S. Holder.

If the Amalgamation fails to qualify as a Reorganization and if the Section 351 Transactions fail to qualify as a Section 351 Exchange, the exchange by U.S. Holders of their TPCO Shares for Resulting Issuer Shares pursuant to the Amalgamation will be treated, for U.S. federal income tax purposes, as a taxable sale by U.S. Holders of their TPCO Shares in exchange for Resulting Issuer Shares. In such as case, U.S. Holders will recognize gain or loss in an amount equal to the difference, if any, between the fair market value of the Resulting Issuer Shares received in the Amalgamation and the adjusted tax basis of TPCO Shares exchanged for those shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss provided that at the time of completion of the Amalgamation, the TPCO Shares surrendered by U.S. Holders were held for more than one year. Gain or loss must be determined separately for blocks of TPCO Shares acquired at different times or at different prices. Any such gain or loss will be treated as U.S. source income. Non-corporate U.S. Holders (including individuals) generally will be subject to U.S. federal income tax on long-term capital gains at preferential rates. The deductibility of a capital loss may be subject to limitations. U.S. Holders' holding period in Resulting Issuer Shares will begin on the day after the completion of the Amalgamation. U.S. Holders’ tax basis in Resulting Issuer Shares will be equal to the fair market value of such shares at the time of the Amalgamation.

Domestication

Pursuant to the Domestication, TPCO Shareholders (other than those who validly exercise Dissent Rights) will be deemed to exchange their Resulting Issuer Shares solely for Gold Flora Delaware Shares. The Resulting Issuer and TPCO intend that the Domestication be treated as a Reorganization. However, neither TPCO nor the Resulting Issuer has requested, or intends to request, a ruling from the IRS or an opinion of legal counsel with respect to whether the Amalgamation will so qualify. Accordingly, there can be no assurance that the Domestication will satisfy the Reorganization requirements, that the IRS will not challenge the status of the Domestication as a Reorganization, or that the U.S. courts will uphold the status of the Domestication as a Reorganization in the event of an IRS challenge.

If the Domestication qualifies as a Reorganization:

•	no gain or loss will be recognized by a U.S. Holder as a result of the deemed receipt of Gold Flora Delaware Shares in exchange for Resulting Issuer Shares pursuant to the Domestication;

•

the aggregate tax basis of Gold Flora Delaware Shares deemed to be received in the Domestication will equal the aggregate tax basis of Resulting Issuer Shares deemed to be surrendered in the Amalgamation; and

•

the holding period for Gold Flora Delaware Shares deemed to be received in exchange for Resulting Issuer Shares pursuant to the Domestication will include the period during which the Resulting Issuer Shares were held by such U.S. Holder.

If the Domestication fails to qualify as a Reorganization, the deemed exchange by U.S. Holders of their Resulting Issuer Shares for Gold Flora Delaware Shares pursuant to the Domestication will be treated, for U.S. federal income tax purposes, as a taxable sale by U.S. Holders of their Resulting Issuer Shares in exchange for Gold Flora Delaware Shares. As a result, U.S. Holders will recognize gain or loss in an amount equal to the difference, if any, between the fair market value of the Gold Flora Delaware Shares deemed to be received in the Domestication and the adjusted tax basis of Resulting Issuer Shares deemed to be exchanged for those shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss provided that at the time of completion of the Domestication, the Resulting Issuer Shares deemed to be surrendered by U.S. Holders were held for more than one year. Gain or loss must be determined separately for blocks of TPCO Shares acquired at different times or at different prices. Any such gain or loss will be treated as U.S. source income. Non-corporate U.S. Holders (including individuals) generally will be subject to U.S. federal income tax on long-term capital gains at preferential rates. The deductibility of a capital loss may be subject to limitations. U.S. Holders' holding period in Gold Flora Delaware Shares will begin on the day after the completion of the Domestication. U.S. Holders’ tax basis in Gold Flora Delaware Shares will be equal to the fair market value of such shares at the time of the Domestication.

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Payment for Dissenting Shares

For U.S. federal income tax purposes, U.S. Holders that receive payment for their TPCO Shares or Resulting Issuer Shares, as applicable, pursuant to the exercise of Dissent Rights generally will be treated as engaging in a sale of their TPCO Shares or Resulting Issuer Shares, as applicable, and they generally will recognize capital gain or loss in an amount equal to the difference, if any, between the amount received (including, for this purpose, any Canadian taxes withheld) in respect of their TPCO Shares or Resulting Issuer Shares, as applicable, and the adjusted tax basis of the TPCO Shares or Resulting Issuer Shares, as applicable, exchanged, or deemed to be exchanged, as applicable, for those shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss provided that at the time of completion of the Amalgamation or Domestication, as applicable, the TPCO Shares or Resulting Issuer Shares, as applicable, surrendered, or deemed to be surrendered, as applicable, by U.S. Holders were held for more than one year. Gain or loss must be determined separately for blocks of TPCO Shares or Resulting Issuer Shares, as applicable, acquired at different times or at different prices. Any such gain or loss will be treated as U.S. source income. Non-corporate U.S. Holders (including individuals) generally will be subject to U.S. federal income tax on long-term capital gains at preferential rates. The deductibility of a capital loss may be subject to limitations.

Ownership and Disposition of Gold Flora Delaware Shares

Distributions Received by U.S. Holders

Any distributions made by Gold Flora Delaware to a U.S. Holder generally will constitute dividends, which will be taxable as income to the extent of Resulting Issuer's current and accumulated earnings and profits allocated to the U.S. Holder's Resulting Issuer Shares, as determined under U.S. federal income tax principles. Distributions in excess of Gold Flora Delaware’s current and accumulated earnings and profits allocated to the U.S. Holder's Gold Flora Delaware Shares will be treated first as a non-taxable return of capital to the extent of the U.S. Holder's tax basis in the Gold Flora Delaware Shares and thereafter as capital gain, which will be either long-term or short-term capital gain depending upon whether the U.S. Holder has held the Gold Flora Delaware Shares for more than one year. Non-corporate U.S. Holders are generally taxed at preferred long-term capital gains rates on dividends that constitute qualified dividend income. U.S. Holders should consult their tax advisors regarding the availability of the reduced tax rate on dividends on the Gold Flora Delaware Shares. Corporate U.S. Holders may be eligible for a dividends received deduction, subject to certain restrictions relating to, among others, the corporate U.S. Holder’s taxable income, holding period and debt financing. The dividend rules are complex and each U.S. Holder should consult its own tax advisor regarding the application of such rules.

Dispositions of Gold Flora Delaware Shares by U.S. Holders

Upon a sale, exchange or other disposition of Gold Flora Delaware Shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference, if any, between the amount received in respect of such holder’s Gold Flora Delaware Shares and the adjusted tax basis of the Gold Flora Delaware Shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss provided that at the time of such sale, exchange or other disposition, the Gold Flora Delaware Shares surrendered by U.S. Holders were held for more than one year. Any such gain or loss will be treated as U.S. source income or loss for foreign tax credit purposes. Preferential tax rates may apply to long-term capital gain of a U.S. Holder that is an individual, estate, or trust. There are no preferential tax rates for long-term capital gain of a U.S. Holder that is a corporation. Deductions for capital losses are subject to significant limitations under the U.S. Tax Code.

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Other Tax Matters

Foreign Tax Credits

The U.S. Tax Code applies various complex limitations on the amount of foreign taxes that may be claimed as a credit by U.S. taxpayers. In addition, Treasury Regulations that apply to taxes paid or accrued (the “Foreign Tax Credit Regulations”) impose additional requirements for Canadian withholding taxes to be eligible for a foreign tax credit, and there can be no assurance that those requirements will be satisfied.

As a result of TPCO being classified as a U.S. domestic corporation for U.S. federal income tax purposes, and subject to the Foreign Tax Credit Regulations discussed above, a U.S. Holder that pays (whether directly or through withholding) Canadian income tax with respect to amounts received in connection with the Transaction may not be entitled to a foreign tax credit for any Canadian taxes paid. However, a U.S. Holder should be able to take a deduction for the U.S. Holder’s Canadian tax paid, provided that the U.S. Holder has not elected to credit other foreign taxes during the same taxable year. Generally, a credit will reduce a U.S. Holder's U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Holder's income that is subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Holder during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Holder’s particular circumstances. Accordingly, each U.S. Holder should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Receipt of Foreign Currency

The amount of any amount paid to a U.S. Holder in connection with the Transaction in foreign currency, or on the sale, exchange or other taxable disposition of TPCO Shares (or, after the Domestication, Gold Flora Delaware Shares), generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Holder will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Holder who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Holders who use the accrual method of tax accounting. Each U.S. Holder should consult its own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

Information Reporting and Backup Withholding

Payments made within the U.S. or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of, TPCO Shares (or, after the Domestication, Gold Flora Delaware Shares) will generally be subject to information reporting and backup withholding tax, currently at the rate of 24%, if a U.S. Holder (a) fails to furnish such U.S. Holder's correct U.S. taxpayer identification number (generally on Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Holder has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Holder that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules generally will be allowed as a credit against a U.S. Holder's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Holder furnishes required information to the IRS in a timely manner.

The discussion of reporting requirements set forth above is not intended to constitute a complete description of all reporting requirements that may apply to a U.S. Holder. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Holder should consult its own tax advisor regarding the information reporting and backup withholding rules.

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U.S. Federal Income Tax Considerations Relevant to Non-U.S. Holders

Amalgamation

Pursuant to the Amalgamation, TPCO Shareholders (other than those who validly exercise Dissent Rights) will exchange their TPCO Shares solely for Resulting Issuer Shares. TPCO and the Resulting Issuer intend that the Amalgamation: (i) be treated as a Reorganization; and (ii) together with the other Section 351 Transactions be treated as a single integrated transaction qualifying as a Section 351 Exchange. However, neither TPCO nor the Resulting Issuer has requested, or intends to request, a ruling from the IRS or an opinion of legal counsel with respect to whether the Amalgamation or the Section 351 Transactions will so qualify. Additionally, whether the Amalgamation or the Section 351 Transactions so qualifies depends on the resolution of complex legal issues and facts, some of which may not be known until (or after) the effective time of the consummation of the Amalgamation and the Transaction. For example, the requirements for a Reorganization could be affected by the magnitude of TPCO Shareholders exercising Dissent Rights in connection with the Amalgamation or the Domestication. Accordingly, there can be no assurance that the Amalgamation will satisfy the Reorganization requirements or that the Section 351 Transactions will satisfy the Section 351 Exchange requirements, that the IRS will not challenge the status of the Amalgamation as a Reorganization or the Section 351 Transactions as a Section 351 Exchange, as applicable, or that the U.S. courts will uphold the status of the Amalgamation as a Reorganization or the Section 351 Transactions as a Section 351 Exchange, as applicable, in the event of an IRS challenge. Non-U.S. Holders should consult their own tax advisors regarding the tax treatment of the Amalgamation and the tax considerations relevant to such Non-U.S. Holder in light of such Non-U.S. Holder’s personal circumstances.

If the Amalgamation qualifies as a Reorganization or if the Section 351 Transactions are treated as a single integrated transaction qualifying as a transaction described in Section 351(a) of the U.S. Tax Code:

•	no gain or loss will be recognized by a Non-U.S. Holder as a result of the receipt of Resulting Issuer Shares in exchange for TPCO Shares pursuant to the Amalgamation;

•	the aggregate tax basis of Resulting Issuer Shares received in the Amalgamation will equal the aggregate tax basis of TPCO Shares surrendered in the Amalgamation; and

•	the holding period for Resulting Issuer Shares received in exchange for TPCO Shares pursuant to the Amalgamation will include the period during which TPCO Shares were held by such Non-U.S. Holder.

If the Amalgamation fails to qualify as a Reorganization and if the Section 351 Transactions fail to qualify as a Section 351 Exchange, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain resulting from the disposition of TPCO Shares pursuant to the Amalgamation unless:

(a)

such gain is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment that the Non-U.S. Holder maintains in the United States), in these cases, the Non-U.S. Holder will be taxed on a net income basis at the regular graduated rates and in the manner applicable to a U.S. Holder, and, if the Non-U.S. Holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply;

(b)

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which such disposition occurs and meets certain other requirements, in which case the Non-U.S. Holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty) on the amount by which such Non-U.S. Holder’s capital gains allocable to U.S. sources exceed capital losses allocable to U.S. sources during the taxable year of the disposition; or

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(c)

TPCO is or has been a “U.S. real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the 5-year period ending on the date of the Amalgamation; provided that as long as the TPCO Shares are regularly traded on an established securities market as determined under applicable U.S. Treasury Regulations (the “Regularly Traded Exception”), a Non-U.S. Holder would not be subject to taxation on the gain on the sale of shares of TPCO Shares under this rule unless the Non-U.S. Holder has owned: (i) more than 5% of the TPCO Shares at any time during such 5-year or shorter period; or (ii) aggregate equity securities of TPCO with a fair market value on the date acquired in excess of 5% of the fair market value of the TPCO Shares on such date (in any case, a “5% Shareholder”). In determining whether a Non-U.S. Holder is a 5% Shareholder, certain attribution rules apply in determining ownership for this purpose. TPCO does not believe it is currently, or has been at any time during the past five years, a USRPHC for U.S. federal income tax purposes. However, TPCO can provide no assurances that it is not and has not been a USRPHC, or if it is or has been a USRPHC, that the TPCO Shares will meet the Regularly Traded Exception at the time of the Amalgamation.  Non-U.S. Holders should consult with their own tax advisors regarding the consequences to them of owning shares of stock issued by a USRPHC. If TPCO is a USRPHC, a Non-U.S. Holder will be taxed as if any gain or loss were effectively connected with the conduct of a trade or business as described below in “—Distributions Received by Non-U.S. Holders” in the event that (i) such holder is a 5% Shareholder, or (ii) the Regularly Traded Exception is not satisfied during the relevant period. In addition, the Resulting Issuer would be required to withhold U.S. federal income tax at a rate of 15% of the amount realized by such Non-U.S. Holder pursuant to the Amalgamation.

Domestication

Pursuant to the Domestication, TPCO Shareholders (other than those who validly exercise Dissent Rights) will be deemed to exchange their Resulting Issuer Shares solely for Gold Flora Delaware Shares. The Resulting Issuer and TPCO intend that the Domestication be treated as a Reorganization. However, neither TPCO nor the Resulting Issuer has requested, or intends to request, a ruling from the IRS or an opinion of legal counsel with respect to whether the Amalgamation will so qualify. Accordingly, there can be no assurance that the Domestication will satisfy the Reorganization requirements, that the IRS will not challenge the status of the Domestication as a Reorganization, or that the U.S. courts will uphold the status of the Domestication as a Reorganization in the event of an IRS challenge.

If the Domestication qualifies as a Reorganization:

•	no gain or loss will be recognized by a Non-U.S. Holder as a result of the deemed receipt of Gold Flora Delaware Shares in exchange for Resulting Issuer Shares pursuant to the Domestication;

•

the aggregate tax basis of Gold Flora Delaware Shares deemed to be received in the Domestication will equal the aggregate tax basis of Resulting Issuer Shares deemed to be surrendered in the Domestication; and

•

the holding period for Gold Flora Delaware Shares deemed to be received in exchange for the Resulting Issuer Shares pursuant to the Domestication will include the period during which Resulting Issuer Shares were held by such Non-U.S. Holder.

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If the Domestication fails to qualify as a Reorganization, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain resulting from the deemed disposition of Resulting Issuer Shares pursuant to the Domestication unless:

(a)

such gain is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment that the Non-U.S. Holder maintains in the United States), in these cases, the Non-U.S. Holder will be taxed on a net income basis at the regular graduated rates and in the manner applicable to a U.S. Holder, and, if the Non-U.S. Holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply;

(b)

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which such disposition occurs and meets certain other requirements, in which case the Non-U.S. Holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty) on the amount by which such Non-U.S. Holder’s capital gains allocable to U.S. sources exceed capital losses allocable to U.S. sources during the taxable year of the disposition; or

(c)

TPCO is or has been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the 5-year period ending on the date of the Domestication; provided that as long as the Regularly Traded Exception is satisfied, a Non-U.S. Holder would not be subject to taxation on the gain on the sale of shares of TPCO Shares under this rule unless the Non-U.S. Holder is a 5% Shareholder. In determining whether a Non-U.S. Holder is a 5% Shareholder, certain attribution rules apply in determining ownership for this purpose. TPCO does not believe it is currently, or has been at any time during the past five years, a USRPHC for U.S. federal income tax purposes. However, TPCO can provide no assurances that it is not and has not been a USRPHC, or if it is or has been a USRPHC, that the TPCO Shares will meet the Regularly Traded Exception at the time of the Domestication.  Non-U.S. Holders should consult with their own tax advisors regarding the consequences to them of owning shares of stock issued by a USRPHC. If TPCO is a USRPHC, a Non-U.S. Holder will be taxed as if any gain or loss were effectively connected with the conduct of a trade or business as described below in “—Distributions Received by Non-U.S. Holders” in the event that (i) such holder is a 5% Shareholder, or (ii) the Regularly Traded Exception is not satisfied during the relevant period. In addition, the Resulting Issuer would be required to withhold U.S. federal income tax at a rate of 15% of the amount realized by such Non-U.S. Holder pursuant to the Domestication.

Payment for Dissenting Shares

For U.S. federal income tax purposes, Non-U.S. Holders that receive payment for their TPCO Shares or Resulting Issuer Shares, as applicable, pursuant to the exercise of Dissent Rights generally will not be subject to U.S. federal income tax on any gain resulting from the disposition of TPCO Shares or Resulting Issuer Shares, as applicable, unless one of the three circumstances discussed below under “—Dispositions of Gold Flora Delaware Shares by Non-U.S. Holders” is applicable, in which case such Non-U.S. Holder will generally be subject to U.S. federal income tax as described in the applicable circumstance.

Ownership and Disposition of Gold Flora Delaware Shares

Distributions Received by Non-U.S. Holders

Subject to the discussion in the following paragraph, any distribution made by the Resulting Issuer to a Non-U.S. Holder with respect to Resulting Issuer Shares that constitutes a dividend for U.S. federal income tax purposes will generally be subject to U.S. withholding tax at a rate of 30% of the gross amount, unless the Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty and the Non-U.S. Holder provides proper certification of its eligibility for such reduced rate (including providing a valid IRS Form W-8BEN or W8BEN-E (or other applicable documentation)). A distribution will constitute a dividend for U.S. federal income tax purposes to the extent it is paid out of the Resulting Issuer’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. Any distribution not constituting a dividend will be treated first as reducing the U.S. Holder’s adjusted basis in its Resulting Issuer Shares and, to the extent in excess of the adjusted basis, as gain from the sale or exchange of such stock.

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Dividends paid to a Non-U.S. Holder that are effectively connected with such holder’s conduct of a trade or business within the United States (and, if required by an applicable tax treaty, are attributable to a U.S. permanent establishment) will not be subject to U.S. withholding tax, as described above, if the Non-U.S. Holder complies with applicable certification and disclosure requirements (including providing a valid IRS Form W-8ECI). Instead, such dividends generally will be subject to U.S. federal income tax on a net income basis, in the same manner as if the Non-U.S. Holder were a resident of the United States. Dividends received by a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes that are effectively connected with such holder’s conduct of a trade or business within the United States may also be subject to an additional branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable tax treaty).

Dispositions of Gold Flora Delaware Shares by Non-U.S. Holders

Subject to the discussions below in “—Information Reporting and Backup Withholding” and “—Foreign Account Tax Compliance Act,” a Non-U.S. Holder generally will not be subject to U.S. federal income tax on gain recognized on a sale, exchange or other taxable disposition of Gold Flora Delaware Shares unless:

•

the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States and, if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States; in these cases, the Non-U.S. Holder will be taxed on a net income basis at the regular graduated rates and in the manner applicable to a U.S. Holder, and, if the Non-U.S. Holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply;

•

the Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of the disposition and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty) on the amount by which such Non-U.S. Holder’s capital gains allocable to U.S. sources exceed capital losses allocable to U.S. sources during the taxable year of the disposition; or

•

Gold Flora Delaware is or has been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the 5-year period ending on the date of disposition of Gold Flora Delaware Shares; provided that as long as the Gold Flora Delaware Shares satisfy the requirements of the Regularly Traded Exception, a Non-U.S. Holder would not be subject to taxation on the gain on the sale of shares of Gold Flora Delaware Shares under this rule unless the Non-U.S. Holder is a 5% Shareholder. In determining whether a Non-U.S. Holder is a 5% Shareholder, certain attribution rules apply in determining ownership for this purpose. TPCO and the Resulting Issuer do not believe that Gold Flora Delaware will be, and does not anticipate that Gold Flora Delaware would be coming in the future, a USRPHC for U.S. federal income tax purposes. However, TPCO and the Resulting Issuer can provide no assurances that Gold Flora Delaware will not be, or will not become, a USRPHC, or if it is or becomes a USRPHC, that the Gold Flora Delaware Shares will meet the Regularly Traded Exception at the time a Non-U.S. Holder purchases Gold Flora Delaware Shares or sells, exchanges or otherwise disposes of Gold Flora Delaware Shares. Non-U.S. Holders should consult with their own tax advisors regarding the consequences to them of owning shares of stock issued by a USRPHC. If Gold Flora Delaware is a USRPHC, a Non-U.S. Holder will be taxed as if any gain or loss were effectively connected with the conduct of a trade or business as described above in “Distributions Received by Non-U.S. Holders” in the event that (i) such holder is a 5% Shareholder, or (ii) the Regularly Traded Exception is not satisfied during the relevant period.

Information Reporting and Backup Withholding

Payments in respect of the exercise of Dissent Rights, and distributions on, and the payment of the proceeds of a disposition of, Gold Flora Delaware Shares generally will be subject to information reporting if made within the United States or through certain U.S.-related financial intermediaries. Information returns are required to be filed with the IRS and copies of information returns may be made available to the tax authorities of the country in which a holder resides or is incorporated under the provisions of a specific treaty or agreement.

Backup withholding may also apply if the holder fails to provide certification of exempt status or a correct U.S. taxpayer identification number and otherwise comply with the applicable backup withholding requirements. Generally, a holder will not be subject to backup withholding if it provides a properly completed and executed IRS Form W-9 or appropriate IRS Form W-8, as applicable. Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules may be refunded or credited against the holder’s U.S. federal income tax liability, if any, provided certain information is timely filed with the IRS.

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Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the U.S. Tax Code (commonly referred to as “FATCA”) impose a separate reporting regime and potentially a 30% withholding tax on certain payments, including payments of dividends on the Gold Flora Delaware Shares. Withholding under FATCA generally applies to payments made to or through a foreign entity if such entity fails to satisfy certain disclosure and reporting rules. These rules generally require (i) in the case of a foreign financial institution, that the financial institution agree to identify and provide information in respect of financial accounts held (directly or indirectly) by U.S. persons and U.S.-owned entities, and, in certain instances, to withhold on payments to account holders that fail to provide the required information, and (ii) in the case of a non-financial foreign entity, that the entity either identify and provide information in respect of its substantial U.S. owners or certify that it has no such U.S. owners.

FATCA withholding also potentially applies to payments of gross proceeds from the sale or other disposition of TPCO Shares, Resulting Issuer Shares, and Gold Flora Delaware Shares. Proposed U.S. Treasury Regulations, however, would eliminate FATCA withholding on such payments, and the U.S. Treasury Department has indicated that taxpayers may rely on this aspect of the proposed regulations until final U.S. Treasury Regulations are issued.

Non-U.S. Holders typically will be required to furnish certifications (generally on the applicable IRS Form W-8) or other documentation to provide the information required by FATCA or to establish compliance with or an exemption from withholding under FATCA. FATCA withholding may apply where payments are made through a non-U.S. intermediary that is not FATCA compliant, even where the Non-U.S. Holder satisfies the holder’s own FATCA obligations.

The United States and a number of other jurisdictions have entered into intergovernmental agreements to facilitate the implementation of FATCA. Any applicable intergovernmental agreement may alter one or more of the FATCA information reporting and withholding requirements. Prospective investors are encouraged to consult with their own tax advisors regarding the possible implications of FATCA on the receipt of Resulting Issuer Shares pursuant to the Amalgamation, the Domestication, and the ownership and disposition of Gold Flora Delaware Shares following the Disposition, including the applicability of any intergovernmental agreements.

THE ABOVE SUMMARY IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OF ALL TAX CONSIDERATIONS APPLICABLE TO TPCO SHAREHOLDERS WITH RESPECT TO THE RECEIPT OF RESULTING ISSUER SHARES PURSUANT TO THE AMALGAMATION, THE DEEMED EXCHANGE BY SUCH HOLDERS OF THEIR RESULTING ISSUER SHARES FOR GOLD FLORA DELAWARE SHARES PURSUANT TO THE DOMESTICATION, OR THE OWNERSHIP AND DISPOSITION OF GOLD FLORA DELAWARE SHARES FOLLOWING THE DOMESTICATION. TPCO SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSIDERATIONS APPLICABLE TO THEM IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

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INFORMATION RELATING TO TPCO

The table below shows the information relating to TPCO that is incorporated into this Circular by reference to The Parent Company 2022 Annual Report, which is included as Appendix P to this Circular.

Information Incorporated by Reference	Location in The Parent Company 2022 Annual Report of Information Incorporated by Reference

Risk Factors Relating to TPCO	“ITEM 1A. RISK FACTORS”

Business of TPCO	“ITEM 1. BUSINESS”

TPCO Properties	“ITEM 2. PROPERTIES”

Legal Proceedings	“ITEM 3. LEGAL PROCEEDINGS”

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	•

The information under headings “Market Information,” “Shareholders,” “Dividends” in “ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES”.

•

The information under the heading “Securities Authorized For Issuance Under Equity Compensation Plans” in “ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS”.

Management’s Discussion and Analysis of Financial Condition and Results of Operations	“ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS”

TPCO Financial Statements and Supplementary Data	“ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA”

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INFORMATION CONCERNING GOLD FLORA

For information regarding the business of Gold Flora, please refer to Appendix F “Information Concerning Gold Flora” to this Circular.

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LEGAL MATTERS

Certain legal matters in connection with the Transaction will be passed upon by Dentons, as Canadian counsel to the Company, and Dentons US LLP (“Dentons US”), as United States tax counsel for the Company. As at , 2023, the partners and associates of Dentons, as a group, beneficially owned, directly or indirectly, less than 1% of the outstanding TPCO Shares and the partners and associates of Dentons US, as a group, beneficially owned, directly or indirectly, less than 1% of the outstanding TPCO Shares.

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OTHER BUSINESS

Other than the matters set forth in the Notice of Meeting, TPCO management knows of no amendment, variation or other matter expected to come before the Meeting. If any other matters properly come before the Meeting, the persons named in the form of proxy will vote on them in accordance with their best judgment.

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INDEBTEDNESS OF DIRECTORS AND OFFICERS

None of TPCO’s (or its Subsidiaries’) executive officers, directors or employees, or former executive officers, directors or employees, nor any associate of such individuals, is, as at the date hereof, or has been, during the financial year ended December 31, 2022, indebted to TPCO or its Subsidiaries or any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding of TPCO or its Subsidiaries.

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INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as disclosed elsewhere in this Circular (including the documents incorporated by reference herein and the Appendices hereto), TPCO is not aware of any material interest, direct or indirect, of any informed person of TPCO, or any associate or affiliate of any informed person, in any transaction since the commencement of TPCO’s most recently completed financial year, or in any proposed transaction, that has materially affected or would materially affect TPCO or any of its Subsidiaries.

For the purposes of this Circular an “informed person” means a director or executive officer of TPCO, a director or executive officer of a person or company that is itself an “informed person” or Subsidiary of TPCO and any person or company who beneficially owns, directly or indirectly, voting securities of TPCO or who exercises control or direction over voting securities of TPCO or a combination of both carrying more than ten percent (10%) of the voting rights attached to all outstanding voting securities of TPCO.

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COMPARISON OF SHAREHOLDERS RIGHTS

COMPARISON OF BRITISH COLUMBIA AND DELAWARE CORPORATE LAW

TPCO is a corporation governed by the BCBCA. The BCBCA differs in some material respects from the laws generally applicable to Delaware corporations under the DGCL. Below is a summary of certain of those material differences and is provided for illustrative purposes only. This summary is qualified in its entirety by reference to the DGCL, the BCBCA and the Articles and should not be considered as legal advice to any particular shareholder. A shareholder who has any questions about such matters should consult with the shareholder’s own advisors.

Annual Meetings of Stockholders/Shareholders

Delaware

The DGCL provides that unless directors of a corporation are elected by written consent in lieu of an annual meeting in accordance with Section 211(b) of the DGCL, an annual meeting of stockholders shall be held for the election of directors on a date and at a time designated in accordance with a corporation’s bylaws. Any other proper business of a corporation may be transacted at the annual meeting of the stockholders.  Meetings of stockholders may be held at such place, either within or without the State of Delaware as may be designated in a manner provided in the certificate of incorporation or bylaws of a corporation, or if not so designated, as determined by its board of directors.

British Columbia

The BCBCA provides that an annual general meeting must be held at least once in each calendar year and not more than fifteen (15) months after the last annual reference date. Annual general meetings may be held outside of British Columbia if (i) the location for the meeting is provided for in the articles, (ii) the articles do not restrict the company from holding a meeting outside of British Columbia and the location is approved in the manner specified by the articles (and if no such manner is specified, then by ordinary resolution), or (iii) the location of the meeting is approved in writing by the registrar before the meeting is held.

Notice of Annual and Special Meetings of Stockholders/Shareholders

Delaware

Unless otherwise provided in the DGCL, a notice of any meeting of the stockholders of a corporation shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

British Columbia

Under the BCBCA a company must send a notice of the date and time and, if applicable, the location of the meeting to each shareholder entitled to vote at the meeting at least the prescribed number of days as provided in the company’s articles and no more than two (2) months before the meeting. If the general meeting is an electronic meeting, the notice must also contain instructions for attending and participating in the meeting by telephone or other communication mediums, including, if applicable, instructions for voting at the meeting.

Stockholder/Shareholder Proposals

Delaware

There is no statutory right for stockholders of a Delaware corporation to submit proposals for consideration at meetings; however, in addition to the election of directors, any other proper business of a corporation may be transacted at the annual meeting of the stockholders.

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British Columbia

Under the BCBCA, a qualified shareholder (being a registered or beneficial owner of one or more shares of the company that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date of the proposal) may submit a proposal to the company setting out a matter that the shareholder wishes to have considered at the next meeting. In addition, the proposal must be signed by the shareholders who, together with the submitter, are registered or beneficial owners of (i) at least 1% of the company’s voting shares, or (ii) shares with a fair market value exceeding an amount prescribed by regulation (at present, C$2,000). A proposal under the BCBCA must include the name and address of the person submitting the proposal, the names and addresses of the person’s supporters and the number and class or series of shares of the company, carrying the right to vote at annual general meetings that are owned by such person(s).

Subject to certain limited exceptions, the company must send the text of a valid proposal to all persons entitled to notice of the meeting in relation to which the proposal was made and allow the submitter to present the proposal at the meeting. If two (2) or more proposals received by the company in relation to the same annual general meeting are substantially the same, the company only needs to comply with such requirements in relation to the first proposal received and not any others.

Requisition of Meetings by Stockholders/Shareholders

Delaware

Under the DGCL, a special meeting of stockholders may be called by the board of directors or by such persons authorized in the certificate of incorporation or the bylaws.

British Columbia

Under the BCBCA, the holders of not less than five percent (5%) of the issued shares of a company that carry the right to vote at a general meeting may requisition that the directors call a meeting of shareholders for the purpose of transacting any business that may be transacted at a general meeting. Upon receiving a requisition that complies with the technical requirements set out in the BCBCA, the directors must, subject to certain limited exceptions, call a meeting of shareholders to be held not more than 4 months after receiving the requisition. If the directors do not call such a meeting within 21 days after receiving the requisition, the requisitioning shareholders or any of them holding in aggregate not less than 2.5% of the issued shares of the company that carry the right to vote at general meetings may call the meeting.

Stockholder/Shareholder Consent to Action Without Meeting

Delaware

Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, any action that can be taken at a meeting of the stockholders may be taken without a meeting if written consent to the action is signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take the action at a meeting of the stockholders. The ability of the stockholders of a Delaware corporation to take action by written consent may be limited or prohibited in a corporation’s certificate of incorporation.

British Columbia

Under the BCBCA, shareholder action without a meeting may be taken by a consent resolution of shareholders provided that it satisfies the thresholds for approval in a company’s articles, the BCBCA and the regulations thereunder. A consent resolution is as valid and effective as if it was a resolution passed at a meeting of shareholders.

Under the BCBCA, a consent resolution is, in the case of a resolution of shareholders that may be passed as an ordinary resolution, a resolution passed, after being submitted to all of the shareholders holding shares that carry the right to vote at general meetings, by being consented to in writing by shareholders holding shares that carry the right to vote at general meetings who, in the aggregate, hold shares carrying at least a special majority of the votes entitled to be cast on the resolution and in the case of any other resolution of shareholders, a unanimous resolution.

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Classes of Stock/Shares

Delaware

The DGCL permits the stock of a Delaware corporation to be issued in one or more classes of stock or one or more series of stock within any class thereof, any or all of which classes may be stock with par value or stock without par value and which classes or series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restricted thereof, all of which shall be set forth in the certificate of incorporation or in the resolutions providing for the issuance of such stock adopted by the board of directors of the corporation pursuant to authority expressly vested in it by provisions in the certificate of incorporation. Holders of preferred stock of a Delaware corporation shall be entitled to receive distributions and shall be entitled to such rights upon the dissolution of the corporation or any distribution of its assets, in each case, as provided in the certificate of incorporation or in a board resolution providing for the issuance of such stock. Any class of stock or series thereof may be made convertible into, or exchangeable for, at the option of either the holder or the corporation or upon the happening of a specified event, shares of any other class or series of stock, at such price and upon such terms as set forth in the certificate of incorporation or board resolutions providing for the issuance of such stock.

British Columbia

Under the BCBCA, the authorized share structure of a company must consist of one or both of the following kinds of shares: (i) shares without par value; (ii) shares with par value, and one or more classes of shares. The authorized share structure may also on or after the recognition of the company, include one or more series of shares in any class of shares if the special rights or restrictions attached to the shares of that class provide for that inclusion. Each share of a series of shares must have attached to it the same special rights or restrictions as are attached to every other share of that series of shares, and the special rights or restrictions attached to shares of a series of shares must be consistent with the special rights or restrictions attached to shares of the class of shares of which the series of shares is a part.

Number of Directors and Size of Board of Directors

Delaware

The DGCL provides that the board of directors of a Delaware corporation must consist of one or more directors, with the precise number thereof from time to time fixed by or in the manner provided by the certificate of incorporation or bylaws. The DGCL further permits the board of directors of a Delaware corporation to be divided into classes.

British Columbia

The BCBCA provides that the board of directors of a public company must consist of at least three directors, and other than the first directors of a company, must be elected or appointed in accordance with the BCBCA and the articles of the company. The Articles provide that the minimum number of directors (excluding additional directors appointed by the TPCO Board in accordance with the Articles and the BCBCA), is three (3).

Under the BCBCA and the Articles, between annual meetings of the company, the directors may appoint one or more additional directors, the number of whom must not exceed one third (1/3) of the number of current directors elected or appointed other than pursuant to such provision.

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Director Qualifications

Delaware

The DGCL requires that directors of Delaware corporations be natural persons. Under the DGCL, directors are not required to be residents of Delaware or the United States.  The certificate of incorporation or bylaws of a corporation may prescribe other qualifications for directors.

British Columbia

Under the BCBCA, directors must (i) be 18 years of age or older, (ii) be capable of managing the director’s own affairs, (iii) have no undischarged bankruptcy, and (iv) subject to certain limited exceptions, not be convicted of an offence in connection with the promotion, formation or management of a corporation or unincorporated business or of an offence involving fraud. Under the BCBCA, directors are not required to be residents of British Columbia or Canada.

Term of Directors; Removal of Directors

Delaware

Under the DGCL, except in the case of a corporation with a classified board or with cumulative voting, any director or the entire board may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. If a Delaware corporation has a classified board, unless its certificate of incorporation provides otherwise, any director or the entire board may only be removed by stockholders for cause.

British Columbia

Under the BCBCA, a director can be removed by a special resolution or if the articles provide, by some other resolution or method so specified. All qualified directors are eligible for reelection or reappointment. If holders of a class or series of shares have the exclusive right to elect or appoint one (1) or more directors, a director so elected or appointed may only be removed by a separate special resolution or method specified in the articles of the company.

Neither the BCBCA nor the Articles contain specified term limits for directors. All qualified directors are eligible for reelection or reappointment.

Vacancies on Board of Directors

Delaware

Under the DGCL, a vacancy or a newly created directorship may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. Any newly elected director usually holds office for the remainder of the full term expiring at the annual meeting of stockholders at which the term of the class of directors to which the newly elected director has been elected expires. In certain circumstances, stockholders also may fill vacancies and newly created directorships.

British Columbia

Under the BCBCA and the Articles, a vacancy among the directors created by the removal of a director may be filled by the shareholders at the meeting at which the director is removed or, if not filled by the shareholders at such meeting, by the shareholders or by the remaining directors. A vacancy among the directors created by a casual vacancy may be filled by the remaining directors.

Under the BCBCA and the Articles, if as a result of one or more vacancies, the number of directors in office falls below the number required for a quorum, the remaining directors may appoint as directors the number of individuals that, when added to the number of remaining directors, will constitute a quorum and/or call a shareholders’ meeting to fill any or all vacancies among directors and to conduct such other business that may be dealt with at that meeting, but must not take any other action until a quorum is obtained.

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Fiduciary Duties

Delaware

Under the DGCL, directors and officers of a corporation owe fiduciary duties of loyalty and care to a corporation and to its stockholders.  The duty of loyalty requires that the fiduciary make business decisions based on the best interests of a corporation and its stockholders, as opposed to its own personal interests.  The duty of care includes the duty to engage in decision-making and acting on an informed basis and generally exercising due care in the performance of such person’s corporate responsibilities.

British Columbia

Under the BCBCA, directors and officers must (i) act honestly and in good faith with a view to the best interests of the company, (ii) exercise the care, diligence and skill that a reasonably prudent individual would exercise in comparable circumstances, (iii) act in accordance with the BCBCA and the regulations, and (iv) subject to items (i), (ii) and (iii) above, act in accordance with the articles of the company.

Limited Liability of Directors

Delaware

The DGCL permits the adoption of a provision in a corporation’s certificate of incorporation limiting or eliminating the personal monetary liability of a director to a corporation or its stockholders by reason of a director’s breach of the director’s fiduciary duties, except for (i) any breach of the duty of loyalty to a corporation or its stockholders; (ii) any act or omission not in good faith or involving intentional misconduct or a known violation of law; (iii) any breach in which the director obtains an improper personal benefit from a corporation; or (iv) the unlawful payment of a dividend or the unlawful approval a stock repurchase.

British Columbia

Under the BCBCA, if in a legal proceeding the court finds that an officer or director may be liable in respect of negligence, default, breach of duty or breach of trust, the court may relieve the officer or director, either wholly or partly, from liability on terms the court considers necessary if it appears to the court that, despite the finding of liability, the officer or director acted honestly and reasonably and ought fairly to be excused.

Under the BCBCA, the directors of a company who vote for or consent to a resolution that authorizes the company to (i) carry on business or exercise any power that is restricted by its articles from carrying on or exercising any of its powers in a manner inconsistent with such restrictions, as a result of such act or exercise the company has paid compensation to any person; (ii) pay a commission or allow a discount in violation of the BCBCA in connection with the sale of shares of the company; (iii) pay a dividend, purchase, redeem or otherwise acquire shares in circumstances where the company is insolvent, or the payment of the dividend would render the company insolvent; or (iv) make a payment or give an indemnity to an indemnifiable person in violation of the BCBCA, are jointly and severally liable to restore to the company the amount paid or distributed as a result and not otherwise recovered by the company.

Under the BCBCA, a director will not be liable for certain specified acts if the director has otherwise complied with their duties and relied, in good faith, on (i) financial statements of the company represented to the director by an officer of the company or in a written report of the auditor of the company to fairly reflect the financial position of the company, (ii) a written report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by that person, (iii) a statement of fact represented to the director by an officer of the company to be correct, or (iv) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not that record was forged, fraudulently made or inaccurate or that information or representation was fraudulently made or inaccurate. Further, a director is not liable for certain specified acts if the director did not know and could not reasonably have known that the act done by the director or authorized by the resolution voted for or consented to by the director was contrary to the BCBCA.

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Indemnification of Directors and Officers

Delaware

Under the DGCL, subject to specified limitations in the case of derivative suits brought by a corporation’s stockholders in its name, a corporation may indemnify any person who is made a party to any action, suit or proceeding on account of being a director, officer, employee or agent of a corporation (or was serving at the request of a corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding, provided that there is a determination that: (i) the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of such corporation; and (ii) in a criminal action or proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

Without court approval, however, no indemnification may be made in respect of any derivative action in which an individual is adjudged liable to a corporation, except to the extent the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

The DGCL requires indemnification of directors and officers for expenses (including attorneys’ fees) actually and reasonably relating to a successful defense on the merits or otherwise of a derivative or third party action.

Under the DGCL, a corporation may advance expenses to any director or officer relating to the defense of any proceeding upon the receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified.

British Columbia

Under the BCBCA, a company may indemnify: (i) a current or former director or officer of that company; or (ii) a current or former director or officer of another corporation if, at the time such individual held such office, such corporation was an affiliate of the company, or if such individual held such office at the company’s request; or (iii) an individual who, at the request of the company, held, or holds, an equivalent position in another entity, against all judgements, penalties, fines, costs, charges and expenses, including any legal fees, paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal, administrative or other legal proceeding or investigative action (whether current, threatened, pending or completed) in which they are involved because of their position as an indemnifiable person, unless: (i) the individual did not act honestly and in good faith with a view to the best interests of such company or the other entity, as the case may be; or (ii) in the case of a proceeding other than a civil proceeding, the individual did not have reasonable grounds for believing that the individual’s conduct was lawful. A company cannot indemnify an indemnifiable person if it is prohibited from doing so under its articles, even if it had agreed to do so by an indemnification agreement (provided that the memorandum or articles prohibited indemnification when the indemnification agreement was made).

In addition, a company must not indemnify an indemnifiable person in proceedings brought against the indemnifiable person by or on behalf of the company or an associated company. A company may pay, as they are incurred in advance of the final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an indemnifiable person in respect of that proceeding only if the indemnifiable person has provided an undertaking that, if it is ultimately determined that the payment of expenses was prohibited, the indemnifiable person will repay any amounts advanced. Subject to the aforementioned prohibitions on indemnification, a company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by an indemnifiable person in respect of such eligible proceeding if such indemnifiable person has not been reimbursed for such expenses, and was wholly successful, on the merits or otherwise, in the outcome of such eligible proceeding or was substantially successful on the merits in the outcome of such eligible proceeding. On application from an indemnifiable person, a court may make any order the court considers appropriate in respect of an eligible proceeding, including the indemnification of penalties imposed or expenses incurred in any such proceedings and the enforcement of an indemnification agreement.

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As permitted by the BCBCA, the Articles require it to indemnify its directors, officers, former directors or officers (and such individual’s respective heirs and legal representatives) and permit TPCO to indemnify any person to the extent permitted by the BCBCA.

Transactions with Directors and Officers

Delaware

Under the DGCL, a contract or transaction entered into between a corporation and one or more of its directors or officers shall not be void or voidable solely due to the fact that the interested director or officer is present at or participates in the meeting which authorizes the contract or transaction, if (i) the material facts of the interested relationship are disclosed or known to the board of directors or the committee of the board of directors and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though it may be less than a quorum, (ii) the material facts of the interested relationship are known to the stockholders entitled to vote thereon and the contract or transaction is approved by the good faith vote of the stockholders, or (iii) the contract or transaction is fair to such corporation at the time it is authorized, approved or ratified, by the board of directors or committee or the stockholders.

British Columbia

Subject to certain exceptions, the BCBCA provides that a director or senior officer of a company holds a disclosable interest in a contract or transaction if the contract or transaction is material to the company, the company has entered into, or proposes to enter into, the contact or transaction and either (i) the director or senior officer (as applicable) has a material interest in the contract, or (ii) the director or senior officer (as applicable) is a director or senior officer of, or has a material interest in, a person who has a material interest in the contract or transaction; and the interest is known by the director or senior officers or reasonably ought to have been known. A director or senior officer is liable to account to the company for any profit that accrues to the director or senior officer under or as a result of the interested contract or transaction unless disclosure of the interest is made, and the transaction is approved, as required under the BCBCA. A director who has a disclosable interest in a contract or transaction is not entitled to vote on a directors’ resolution to approve the contract or transaction, unless all of the directors have a disclosable interest in the contract or transaction, in which case any or all of the directors may vote on a directors’ resolution to approve the contract or transaction.

Distributions and Dividends; Repurchases and Redemptions

Delaware

Under the DGCL, subject to any restrictions contained in the certificate of incorporation, a corporation may pay dividends out of its capital surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or the preceding fiscal year. Surplus is defined in the DGCL as the excess of the net assets over capital, as such capital maybe adjusted by the board.

A Delaware corporation may purchase or redeem shares of any class for cash or other property except when its capital is impaired or would be impaired by the purchase or redemption. A corporation may, however, purchase or redeem out of capital shares that are entitled, upon any distribution of its assets, to a preference over another class or series of its shares or, if no shares entitled to a preference are outstanding, any of its shares if such shares will be retired and the capital reduced in connection with their repurchase or redemption.

British Columbia

Under the BCBCA, unless its charter or an enactment provides otherwise, a company may declare and pay a dividend in money or other property (including by issuing shares or warrants by way of dividend) unless there are reasonable grounds for believing that the company is insolvent, or the payment of the dividend would render the company insolvent.

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The BCBCA provides that no special rights or restrictions attached to a series of any class of shares confer on the series a priority in respect of dividends or return of capital over any other series of shares of the same class.

Under the BCBCA, the purchase or other acquisition by a company of its shares is generally subject to solvency tests similar to those applicable to the payment of dividends (as set out above). TPCO is permitted, under its Articles, to acquire any of its shares, subject to solvency tests similar to those applicable to the payment of dividends (as set out above), the special rights and restrictions attached to such class or series of shares and the approval of its board of directors.

Under the BCBCA, subject to solvency tests similar to those applicable to the payment of dividends (as set out above), a company may redeem, on the terms and in the manner provided in its articles, any of its shares that has a right of redemption attached to it.

Inspection of Books and Records

Delaware

Under the DGCL, any holder of record of stock or a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person has the right during usual business hours to inspect a corporation’s books and records for a proper purpose.

British Columbia

Under the BCBCA, directors and shareholders may, without charge, inspect certain of the records of a company. Former shareholders and directors may also inspect certain of the records, free of charge, but only those records pertaining to the times that they were a shareholder or director (as applicable).

Public companies must allow all persons to inspect certain records of the company free of charge.

Amendment of Governing Documents

Delaware

Under the DGCL, a certificate of incorporation may be amended if: (i) the board of directors adopts a resolution setting forth the proposed amendment, declares the advisability of the amendment and directs that it be submitted to a vote at a meeting of stockholders; provided that, unless required by the certificate of incorporation, no meeting or vote is required to adopt an amendment for certain specified changes; and (ii) the holders of a majority of the outstanding shares of stock entitled to vote on the matter approve the amendment, unless the certificate of incorporation requires the vote of a greater number of shares.

If a class vote on the amendment is required by the DGCL, a majority of the outstanding stock of the class is required, unless a greater proportion is specified in the certificate of incorporation or by other provisions of the DGCL.

Under the DGCL, the board of directors may amend a corporation’s bylaws if so authorized in the certificate of incorporation. The stockholders of a Delaware corporation also have the power to amend bylaws.

British Columbia

Under the BCBCA, a company may amend its articles or notice of articles by (i) the type of resolution specified in the BCBCA, (ii) if the BCBCA does not specify a type of resolution, then by the type specified in the company’s articles, or (iii) if the company’s articles do not specify a type of resolution, then by special resolution. The BCBCA permits many substantive changes to a company’s articles (such as a change in the company’s authorized share structure or a change in the special rights or restrictions that may be attached to a certain class or series of shares) to be changed by the resolution specified in that company’s articles.

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The Articles provide, subject to any special rights and restrictions attached to a series or class of shares, that certain changes to TPCO’s share structure and any creation or alteration of special rights and restrictions attached to a series or class of shares be done by way of special resolution. However, if a right or special right attached to a class or series of shares would be prejudiced or interfered with by such an alteration, the BCBCA requires that holders of such class or series of shares must approve the alteration by a special separate resolution of those shareholders.

Stockholder/Shareholder Approval of Business Combinations; Fundamental Changes

Delaware

Under the DGCL, certain fundamental changes, such as amendments to the certificate of incorporation, a merger, consolidation, sale, lease, exchange or other disposition of all or substantially all of the property of a corporation, or a dissolution of a corporation, are generally required to be approved by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon, unless a corporation’s certificate of incorporation or, in certain circumstances, the bylaws, require a higher percentage.

However, generally under the DGCL, stockholder approval is not required if the number of shares of common stock, including securities convertible into common stock, of a corporation issued in a merger does not exceed 20% of its stock outstanding immediately prior to the effective date of the merger. In certain situations, the approval of a business combination may require approval by a certain number of the holders of a class or series of shares. Additionally, under the DGCL, mergers in which a corporation owns ninety percent (90%) or more of each class of stock of a corporation may be completed without the vote of a corporation’s board of directors or stockholders, provided that the certificate of incorporation of the surviving corporation does not change in any respect as a result of the merger other than a change in the name of a corporation. In addition, Section 251(h) of the DGCL provides that, unless expressly required by its certificate of incorporation, stockholders of certain constituent corporations need not vote to approve a merger if: (i) the merger agreement permits or requires the merger to be effected under Section 251(h) and provides that the merger shall be effected as soon as practicable following the tender offer or exchange offer, (ii) a corporation consummates a tender or exchange offer for all of the outstanding stock of such constituent corporation that would otherwise be entitled to vote to approve the merger, (iii) immediately following the consummation of the offer, the stock accepted for purchase or exchanges plus the stock owned by the consummating corporation or its affiliates equals at least the percentage of stock that would be required to adopt the agreement of merger under the DGCL, (iv) a corporation consummating the offer merges with or into such constituent corporation and (v) each outstanding share of each class or series of stock of the constituent corporation that was the subject of and not irrevocably accepted for purchase or exchange in the offer is to be converted in the merger into, or the right to receive, the same consideration to be paid for the shares of such class or series of stock of the constituent corporation irrevocably purchased or exchanged in such offer.

The DGCL does not contain a procedure comparable to a plan of arrangement under BCBCA.

British Columbia

Under the BCBCA and the Articles, certain company alterations, such as changes to authorized share structure, continuances, into or out of province, certain amalgamations, sales, leases or other dispositions of all or substantially all of the undertaking of a company (other than in the ordinary course of business) liquidations, dissolutions, and certain arrangements are required to be approved by ordinary or special resolution as applicable.

An ordinary resolution is a resolution (i) passed at a shareholders’ meeting by a simple majority of the votes cast by shareholders voting shares that carry the right to vote at general meetings, or (ii) passed, after being submitted to all of the shareholders holding shares that carry the right to vote at general meetings, by being consented to in writing by such shareholders who, in the aggregate, hold shares carrying at least two thirds of the votes entitled to be cast on the resolution.

A special resolution is a resolution (i) passed by not less than two-thirds of the votes cast by the shareholders voting shares that carry the right to vote at general meetings who voted in respect of the resolution at a meeting duly called and held for that purpose or (ii) passed by being consented to in writing by all shareholders entitled to vote on the resolution.

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Under the BCBCA, an action that prejudices or interferes with a right or special right attached to issued shares of a class or series of shares must be approved by a special separate resolution of the holders of the class or series of shares being affected. A special separate resolution is a resolution (i) passed by not less than two-thirds of the votes cast by holders of the class or series of shares being affected who voted in respect of the resolution at a meeting duly called and held for that purpose or (ii) passed by being consented to in writing by all holders of the class or series of shares being affected.

Under the BCBCA, arrangements are permitted and a company may make any proposal it considers appropriate “despite any other provision” of the BCBCA. In general, a plan of arrangement is approved by a company’s board of directors and then is submitted to a court for approval. It is customary for a company in such circumstances to apply to a court initially for an interim order governing various procedural matters prior to calling any security holder meeting to consider the proposed arrangement. Plans of arrangement involving shareholders must be approved by a special resolution of shareholders (on which holders of shares not normally entitled to vote are entitled to vote). Plans of arrangement involving persons other than shareholders and creditors may require approval of the arrangement from those persons in the manner and to the extent required by the court. The court determines, among other things, to whom notice shall be given and whether, and in what manner, approval of any person is to be obtained and also determines whether any shareholders may dissent from the proposed arrangement and receive payment of the fair value of their shares. Following compliance with the procedural steps contemplated in any such interim order (including as to obtaining security holder approval), the court would conduct a final hearing, which would, among other things, assess the fairness of the arrangement and approve or reject the proposed arrangement.

The BCBCA does not contain a provision comparable to Section 251(h) of the DGCL.

Special Vote Required for Combinations with Interested Stockholders/Shareholders

Delaware

Unless a Delaware corporation’s certificate of incorporation provides that it elects not to be governed by Section 203 of the DGCL, a Delaware corporation may not engage in a business combination with an interested stockholder for a period of three years after the time of the transaction in which the person became an interested stockholder, unless (i) the board of directors of a corporation, prior to the time of the transaction in which the person became an interested stockholder, approves either the business combination or the transaction in which the stockholder becomes an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the voting stock of a corporation outstanding at the time the transaction commenced (excluding shares owned by directors and officers of such corporation and shares held in certain types of employee stock plans); or (iii) the board of directors and the holders of at least two thirds of the outstanding voting stock not owned by the interested stockholder approve the business combination on or after the time of the transaction in which the person became an interested stockholder.

For purposes of Section 203 of the DGCL, subject to specified exceptions, the DGCL generally defines an interested stockholder to include any person who (i) owns fifteen percent (15%) or more of the outstanding voting stock of a corporation (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion rights, and stock with respect to which the person has voting rights only), or (ii) is an affiliate or associate of a corporation and owned fifteen percent (15%) or more of the outstanding voting stock of such corporation at any time within the previous three years.

In this instance, TPCO is governed by Section 203 of the DGCL.

British Columbia

The BCBCA does not contain a provision comparable to Section 203 of the DGCL with respect to business combinations.

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However, MI 61-101 applies to TPCO as of the date of this Circular and provides (subject to certain exemptions) for a formal valuation, and majority of the minority shareholders’ approval of related party transactions and business combinations (as defined therein).

Anti-Takeover Provisions

Delaware

Unless a corporation has expressly opted out in its original certificate of incorporation, such corporation is subject to the DGCL’s anti-takeover provisions set forth in Section 203, as discussed above.  The provisions in Section 203 of the DGCL are intended to discourage potential takeover attempts.  Other forms of takeover attempts and anti-takeover provisions are further addressed in Delaware case law.

British Columbia

In Canada, takeover bids are addressed in provincial securities legislation and policies. The BCBCA does not contain any restrictions on adoption of a shareholder rights plan.

Compulsory Acquisition

Delaware

Under the DGCL, a merger in which one corporation owns, prior to the merger, ninety percent (90%) or more of each class of stock of a second corporation may be completed without the vote of the second corporation’s board of directors or stockholders.

British Columbia

The BCBCA provides that if, within four months after the making of an offer to acquire shares, or any class of shares, of a company, the offer is accepted by the holders of not less than 90% of the shares (other than the shares held by the offeror or an affiliate of the offeror) of any class of shares to which the offer relates, the offeror is entitled, upon giving proper notice within five  months after the date of the offer, to acquire (on the same terms on which the offeror acquired shares from those holders of shares who accepted the offer) the shares held by those holders of shares of that class who did not accept the offer. Offerees may apply to the court, within two months of receiving notice, and the court may set a different price or terms of payment and may make any consequential orders or directions as it considers appropriate.

Appraisal Rights; Rights to Dissent

Delaware

Under the DGCL, a stockholder of a constituent corporation may be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction together with interest, if any, determined to be fair value.

For example, a stockholder is entitled to appraisal rights in the case of a merger or consolidation if the stockholder is required to accept in exchange for the shares anything other than: (i) shares of stock of a corporation surviving or resulting from the merger or consolidation, or depository receipts in respect thereof; (ii) shares of any other corporation, or depository receipts in respect thereof, that on the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders; (iii) cash instead of fractional shares of a corporation or fractional depository receipts of a corporation; or (iv) any combination of the foregoing.

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British Columbia

The BCBCA provides that shareholders of a company are entitled to exercise dissent rights in respect of certain matters and to be paid the fair value of their shares in connection therewith. The dissent right is applicable where the company resolves to (i) alter its articles to alter the restrictions on the powers of the company or on the business it is permitted to carry on; (ii) adopt an amalgamation agreement; (iii) approve an amalgamation under Division 4 of Part 9 of the BCBCA; (iv) approve an arrangement, where the terms of the arrangement or court orders relating thereto permit dissent; (v) sell, lease or otherwise dispose of all or substantially all of its undertaking; or (vi) continue the company into another jurisdiction. Dissent may also be permitted if authorized by resolution. A court may also make an order permitting a shareholder to dissent in certain circumstances. Under the BCBCA, if shareholder who has properly exercised and not withdrawn their dissent right and the company do not agree on the fair value of their shares, the company or such dissenting shareholder may apply to the court and the court may fix the fair value of the shares.

Stockholder/Shareholder Lawsuits

Delaware

Under the DGCL, a stockholder may bring a derivative action on behalf of a corporation to enforce the rights of such corporation; provided, however, that under Delaware case law, the plaintiff generally must be a stockholder not only at the time of the transaction that is the subject of the suit, but also throughout the duration of the derivative suit. The DGCL also requires that the derivative plaintiff make a demand on the directors of a corporation to assert the derivative claim before the suit may be prosecuted by the derivative plaintiff, unless such demand would be futile. An individual also may commence a class action suit on behalf of himself or herself and other similarly situated stockholders where the requirements for maintaining a class action have been met.

British Columbia

Under the BCBCA, a shareholder (including a beneficial shareholder) or director of a company and any person who, in the discretion of the court, is an appropriate person to make an application to court to prosecute or defend an action on behalf of a company (a derivative action) may, with judicial leave: (i) bring an action in the name and on behalf of the company to enforce a right, duty or obligation owed to the company that could be enforced by the company itself or to obtain damages for any breach of such right, duty or obligation or (ii) defend, in the name and on behalf of the company, a legal proceeding brought against the company.

Under the BCBCA, the court may grant leave if (i) the complainant has made reasonable efforts to cause the directors of the company to prosecute or defend the action, (ii) notice of the application for leave has been given to the company and any other person that the court may order, (iii) the complainant is acting in good faith, and (iv) it appears to the court to be in the interests of the company for the action to be prosecuted or defended. No legal proceeding prosecuted or defended under section 233 of the BCBCA may be discontinued, settled or dismissed without the approval of the court.

Under the BCBCA, upon the final disposition of a derivative action, the court may make any order it determines to be appropriate. In addition, under the BCBCA, a court may order a company to pay the complainant’s interim costs, including legal fees and disbursements. However, the complainant may be held accountable for the costs on final disposition of the action.

Oppression Remedy

Delaware

Although the DGCL imposes upon directors and officers fiduciary duties of loyalty (i.e., a duty to act in a manner believed to be in the best interest of a corporation and its stockholders) and care, the DGCL does not provide for a statutory remedy for a breach of fiduciary duties that is comparable to the BCBCA’s oppression remedy, and instead, remedies for breach of fiduciary duties are typically defined by the Delaware Court of Chancery, which is a court of equity.

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British Columbia

The BCBCA’s oppression remedy enables a court to make an order (interim or final) to rectify the matters that are oppressive or unfairly prejudicial to one or more shareholders. The applicant must be one of the shareholders being oppressed or prejudiced and the application must be brought in a timely manner. A “shareholder” for the purposes of the oppression remedy includes legal and beneficial owners of shares as well as any other person whom the court considers appropriate.

The oppression remedy provides the court with extremely broad and flexible powers to intervene in corporate affairs to protect shareholders. The court may order relief including but not limited to orders that remedy the specific conduct complained of, orders that require the company or other shareholders to purchase the wronged shareholder’s shares, orders that appoint a receiver or receiver manager and orders for liquidation and dissolution.

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STATEMENT OF RIGHTS

Securities legislation in the provinces and territories of Canada provides security holders of the offeree issuer with, in addition to any other rights they may have at law, rights to one or more of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.

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PROPOSAL 3 — DIRECTOR ELECTION PROPOSAL

The TPCO Board currently consists of seven directors and the TPCO Board has nominated the seven nominees set forth below (our “Nominees”) for election at the Meeting. For each of our Nominees, the following table and the notes thereto set out his name, age, state and country of residence, position on the TPCO Board and the period during which he/she has been a director of the Company. As described in this Circular, directors elected at the Meeting will be replaced by the Resulting Issuer’s board of directors if the Business Combination is consummated.

Name	Age(1)	State & Country of Residence	Position	Director Since
Troy Datcher	53	California, USA	Chairman of the TPCO Board	June 22, 2022
Michael Auerbach(2)	47	New York, USA	Director	July 10, 2019
Morgan Callagy(2)(3)(6)	51	Florida, USA	Director	June 22, 2022
Mark Castaneda(3)(4)	58	California, USA	Director	June 22, 2022
Al Foreman(3)(5)	50	New York, USA	Director	January 15, 2021
Leland Hensch(5)	54	New York, USA	Director	July 10, 2019
Daniel Neukomm(2)(5)(7)	44	Colorado, USA	Director	January 15, 2021

________________________

(1)	As of March 31, 2023.
(2)	Nomination and Governance Committee Member
(3)	Audit Committee Member
(4)	Audit Committee Chair
(5)	Compensation Committee Member
(6)	Nomination and Governance Committee Chair
(7)	Compensation Committee Chair

Information about each Nominee can be found in the “Biographical Information Relating to Our Nominees” section below.

Management does not contemplate that any of the nominees will be unable to serve as a director of the Company.

Nomination Rights Agreement

On January 15, 2021, we completed our qualifying transaction (the “Qualifying Transaction”), which was comprised of (i) the acquisition of all of the equity of CMG Partners, Inc. (“Caliva”) pursuant to a definitive transaction agreement by and among us, Caliva, TPCO CMG Merger Sub, Inc. and GRHP Management, LLC (“GRHP”), as shareholders’ representative for Caliva’s shareholders (the “Caliva Agreement”); and (ii) the acquisition of all of the equity of Left Coast Ventures, Inc. (“LCV”) pursuant to a definitive agreement by and among us, LCV, TPCO LCV Merger Sub Inc. and Shareholder Representative Services LLC, as shareholders’ representative for LCV’s shareholders (the “LCV Agreement”).

In connection with the closing of the Qualifying Transaction, Caliva shareholders received a number of TPCO Shares determined by dividing value of approximately $282,900,000 (subject to certain adjustments and holdbacks) by the agreed upon share price of $10.00 TPCO Share price, subject to exceptions for certain U.S. persons that received consideration in cash. In addition, Caliva shareholders received a contingent right for up to approximately 17,400,000 additional TPCO Shares (the “Caliva Earnout Shares”) in the event the 20-day volume weighted average trading price of the TPCO Shares reaches $13.00, $17.00 and $21.00 within three years of the closing of the Qualifying Transaction (the “Trading Price Measurement Period”) with one-third of such 17,400,000 TPCO Shares issuable upon the achievement of each price threshold, respectively. Notwithstanding the foregoing, if during the Trading Price Measurement Period there is a “change in control,” as such term is defined the Caliva Agreement, the persons who were shareholders of Caliva immediately prior to the Qualifying Transaction will be entitled to all of the previously unpaid Caliva Earnout Shares.

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Upon closing of the Qualifying Transaction, we entered into a Nomination Rights Agreement (the “Nomination Rights Agreement”) with the Subversive Capital Sponsor LLC (the “Sponsor”) (which was the sponsor of the Company before the Qualifying Transaction), and GRHP, as Caliva shareholders’ representative. Pursuant to the Nomination Rights Agreement, the Sponsor and GRHP agreed to certain rights and provisions regarding the TPCO Board. Until the earlier of three years following the closing of the Qualifying Transaction or, if applicable, the date the Caliva Earnout Shares are earned, the TPCO Board will consist of seven members; provided, however, if after the effective time of the Qualifying Transaction, the TPCO Board determines to appoint the CEO of the Company to the TPCO Board or otherwise expand the size of the TPCO Board, the number of members of the TPCO Board shall be increased to nine (a “CEO Event”). Michael Auerbach, a director of the Company and previously the Chairman of the TPCO Board, is a principal of Sponsor. Mr. Neukomm’s wife has a minority interest in an affiliate of GRHP.

During the three-year period following the closing of the Qualifying Transaction and prior to a CEO Event, the members of the TPCO Board shall be nominated as follows: (i) three  directors nominated by GRHP, (ii) two  directors nominated by Sponsor and (iii) two  directors nominated mutually by GRHP and Sponsor.

After a CEO Event, the members of the TPCO Board shall be nominated as follows: (i) four directors nominated by GRHP, (ii) two (2) directors nominated by Sponsor, (iii) two directors nominated mutually by GRHP and Sponsor and (iv) the new CEO, nominated mutually by GRHP and the Sponsor. GRHP and the Sponsor shall be entitled to have a proportionate number of directors, as applicable, serve on each committee of the TPCO Board.

The appointment of Mr. Datcher as the Company’s CEO was a CEO Event. However, the parties to the Nomination Rights Agreement agreed to maintain the size of the TPCO Board at seven, and the following persons were nominated pursuant to the Nomination Rights Agreement:

•	GRHP nominated Daniel Neukomm, Al Foreman, and Morgan Callagy;

•	former members of the Sponsor (which has now dissolved) nominated Michael Auerbach and Leland Hensch; and

•	GRHP and the former members of the Sponsor mutually nominated Troy Datcher and Mark Castaneda.

Any directors nominated in accordance with the Nomination Rights Agreement shall serve until the first meeting of TPCO Shareholders of the Company at which directors are to be elected, or their death, resignation, removal or disqualification, and the TPCO Board shall take all steps necessary to fill such seat as soon as reasonably practicable with the individual designated by the party with the right to designate such seat. Each director nominated pursuant to the Nomination Rights Agreement shall be entitled to indemnification protection and liability insurance coverage on the same terms as all other members of the TPCO Board. Each director nominated pursuant to the Nomination Rights Agreement who is not otherwise an employee of the Company or one of its subsidiaries shall be entitled to compensation comparable to other members of the TPCO Board who are not employees of the Company or its subsidiaries.

In addition, in accordance with the Nomination Rights Agreement, one observer appointed by each of the Sponsor and GRHP is entitled to serve as an observer to the TPCO Board and its committees. Rich Brown is currently serving as observer designated by GRHP. The Sponsor has not yet exercised its right to appoint an observer.

The Nomination Rights Agreement will automatically terminate upon the earliest of (a) the later of (i) the first date on which neither Sponsor, on the one hand, nor the Caliva shareholders in the aggregate, on the other hand, own at least (5%)  of the outstanding TPCO Shares or (ii) the third anniversary of the closing of the Qualifying Transaction; (b) the mutual written agreement of TPCO, GRHP and the Sponsor; and (c) the dissolution or liquidation of TPCO.

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Biographical Information Relating to Our Nominees

The business background and certain other information about our Nominees is set forth below:

Troy Datcher

Mr. Datcher joined the Company as our CEO in September 2021 and has served as Chairman of the TPCO Board since June 2022. Prior to joining the Company, Mr. Datcher was an executive at The Clorox Company, where he most recently served as Senior Vice President and Chief Customer Officer responsible for the Company’s worldwide sales organization. Mr. Datcher first joined The Clorox Company in 1999 as a region sales manager for the Specialty Division before assuming a leadership role for the company’s automotive business. In 2006, he joined JTG/Daugherty Racing, where he spent three years as the Director of NASCAR Sponsorship and Marketing for the organization before returning to The Clorox Company in 2009. Prior to his combined 20-year tenure at The Clorox Company, Mr. Datcher served as national sales account manager at The Procter & Gamble Company.

Due to his significant executive experience at Clorox, a major consumer packaged goods company, as well as his experience serving as TPCO’s CEO, we have concluded that Mr. Datcher is qualified to serve as a director and the Chairman of the TPCO Board.

Michael Auerbach

Mr. Auerbach has served as a director since July 2019 and as Chairman of our TPCO Board from January 2021 to May 2022. He is an entrepreneur, investor, business consultant, media producer, and private diplomat. Since 2013, he has served as the founder and managing member of Subversive Capital, which is dedicated to investing in radical companies whose core missions subvert the status quo and require sophisticated regulatory strategies for success. Subversive Capital has been a pioneering investor in emerging industries, specializing in both early and late-stage investments as well as SPAC acquisitions. Since November 2021, he has also served as the managing member of Subversive Capital Advisor LLC, an SEC-registered investment advisor which recently launched the Subversive Metaverse ETF on the CBOE exchange.

Mr. Auerbach served as the CEO of Subversive Acquisition LP, which was a publicly traded Canadian special purpose acquisition company prior to merging into Intercure Ltd., a leading Israeli cannabis company, in April 2021. Michael served as Chairman of Subversive Capital Acquisition Corp., which was a publicly traded Canadian special purpose acquisition company prior to engaging in the Qualifying Transaction and becoming TPCO Holding Corp. In his capacity as a private diplomat, since November 2012, Mr. Auerbach has served as a senior vice president at Albright Stonebridge Group, a part of Dentons Global Advisors, a global consulting firm founded by former Secretary of State Madeleine Albright.

Prior to joining Albright Stonebridge Group, Michael founded and then sold a risk consulting firm to Control Risks – a leading global risk consulting firm. Michael started his career during the dot-com boom of the late 1990s running Panopticon Inc., a VC incubator concentrating on Internet and mobile technology. Michael was the Executive Producer of Pseudo Programs – the first Internet Television network.

Mr. Auerbach has also held senior positions at the Center for American Progress and The Century Foundation, where he concentrated on issues related to U.S. Foreign Policy, National Security, and Conflict Resolution. His work has been published in a variety of national and international publications, and he served as a Visiting Professor at the New School for Social Research. He has also taught at the University of Cape Town and Cyprus College.

Mr. Auerbach serves as a member of the board of directors and the lead independent director of Atai Life Sciences N.V., a Nasdaq-listed, clinical-stage biopharmaceutical company, since June 2021. He has also serves as a board member of Tuscan Holdings Corp. II, a Nasdaq-listed blank check company, since June 2019. Mr. Auerbach served on the board of directors of Tilray Brands Inc., the first Nasdaq-listed global cannabis company, from February 2018 to May 2021 Mr. Auerbach also sat on the board of directors of Privateer Holdings, Inc from January 2014 to December 2019. Privateer Holdings was the leading cannabis private equity firm that founded Tilray.

Mr. Auerbach presently sits on the boards of the Theodore C. Sorensen Center for International Peace and Justice, the KiDS Board of NYU’s Hassenfeld Children’s Hospital, Next for Autism, which produces Night of Too Many Stars, Finding a Cure for Epilepsy (FACES), and Sophie Gerson Healthy Youth Foundation.

We believe Mr. Auerbach is well-qualified to serve as a member of the TPCO Board due to his business experience, industry knowledge and contacts and relationships.

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Morgan Callagy

Mr. Callagy has been our director since June 2022. Mr. Callagy started his investment career at Ark Asset Management. In 1996, Mr. Callagy joined Veronis Suhler Stevenson (“VSS”), a New York-based private equity firm, where he spent 22 years in a variety of positions, including as one of the founders and heads of the firm’s London office where he was based for close to 20 years. Mr. Callagy while at VSS was responsible for the Firm’s investments throughout Europe and served on the Executive Committee and Investment Committees of VSS and its Funds. Since leaving VSS in 2017, Mr. Callagy, has been an advisor to La Jolla Group Inc. and its portfolio of active consumer brands. Mr. Callagy and Daniel Neukomm founded Revelstone Capital in 2017 to focus on investments across the consumer brand and media landscape and to enhance the performance of companies in the consumer space including La Jolla Group’s portfolio of brands. Mr. Callagy has served as the Co-CEO of Revelstone Capital Acquisition Corp., a Nasdaq-listed blank check company, since its inception in April 2021 and is one of its directors. Mr. Callagy has over 25 years of investment experience investing across the media, technology and consumer landscapes. Mr. Callagy earned a Bachelor of Arts in history from Georgetown University.

We believe Mr. Callagy is well-qualified to serve as a member of the TPCO Board because of his significant investing and financial experience as well as his experience investing in companies in the active consumer brands and wellness landscape.

Mark Castaneda

Mr. Castaneda has been our director since June 2022. Mr. Castaneda served as CFO and Treasurer (Secretary during 2018) of Tilray Brands, Inc., a leading global cannabis-lifestyle and consumer packaged goods company, where he helped lead its initial public offering in July 2018, from March 2018 until his resignation on March 2, 2020, at which point he assumed a business development role for Tilray Brands, Inc. through his retirement in September 2020. Mr. Castaneda previously served as the CFO and Assistant Treasurer of Primo Water Corporation, a publicly traded water marketing and distribution company, where he helped lead its initial public offering in October 2010, from March 2008 to January 2018. From October 2007 to March 2008, Mr. Castaneda served as the CFO for Tecta America, Inc., a private national roofing contractor, and from October 2004 to August 2006, he served as Chief Financial Officer for Pike Electric Corporation, a publicly traded energy solutions provider, where he helped lead its initial public offering in July 2005. Mr. Castaneda also served as the CFO of Blue Rhino Corporation (“Blue Rhino”), a provider of propane tank exchange and complementary propane and non-propane products to consumers, from October 1997 to October 2004 and as a member of the board of directors of Blue Rhino from September 1998 to April 2004. Mr. Castaneda helped lead Blue Rhino’s initial public offering in May 1998. Mr. Castaneda began his career with Deloitte & Touche in 1988 and is a certified public accountant. Mr. Castaneda has served on the Audit Committee of Ranir Global Holdings, LLC from August 2016 to June 2019. Mr. Castaneda holds a BS in Accountancy and a Masters, Taxation from DePaul University.

We believe Mr. Castaneda is well-qualified to serve as a director due to his significant finance and accounting background, his experience at a Tilray Brands, Inc. and his experience serving on and interacting with audit committees.

Al Foreman

Mr. Foreman has been our director since January 2021. Mr. Foreman has over 20 years of professional experience in private equity, corporate finance, financial technology, and a broad range of transaction experience that includes the origination, structuring, and execution of debt, equity, and M&A transactions globally, as both a principal and an agent. Mr. Foreman is a Managing Partner and the Chief Investment Officer of Tuatara Capital, a role he has held since January 2014. In this role, Al is responsible for formulating Tuatara’s macro investment strategy and for the structuring and oversight of portfolio investments. Prior to co-founding Tuatara in 2014, Al was a Managing Director with Highbridge Principal Strategies, LLC, a $45 billion alternative investment management business (“Highbridge”). Before Highbridge, Mr. Foreman worked in investment banking as a Managing Director in J.P. Morgan’s Financial Sponsors Group, and he joined the bank as a Managing Director and founding member of the management team for the J.P. Morgan Private Equity Fund Services business. Earlier, Al was a financial technology executive at Vitech Systems Group and Virtual Growth Incorporated, and he began his career as a Management Associate in Citigroup’s Private Bank, where he co-founded Citibank’s Professional Sports Group. Al is currently on the board of directors of Willow Biosciences Inc., a Canadian publicly traded biotechnology company. Al has also served on the board of directors of Tuatara Capital Acquisition Corp., a Nasdaq-listed special purpose acquisition company, from 2021 to 2022. Mr. Foreman also sits on the boards of directors of various private companies, including Teewinot Life Sciences Corp., a private biotechnology company and including GDL. Inc., a private cannabis company. Mr. Foreman earned a B.S. in Finance from the University of Connecticut where he was a United Technologies Finance Scholar and a two-time Scholar Athlete Award Winner. He also holds a J.D. from the Sandra Day O’Connor College of Law at Arizona State University, and an MBA from Arizona State University’s W.P. Carey School of Business. Mr. Foreman serves on the Board of Directors for the University of Connecticut Foundation, and he is a member of the University’s Investment Committee and Athletic Steering Committee.

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Please see “Corporate Governance—Cease Trade Orders, Bankruptcies, Penalties or Sanctions/Involvement in Certain Legal Proceedings” below for information relating to the bankruptcy filing by Teewinot Life Sciences Corp. under Chapter 11 (Reorganization) of the U.S. Bankruptcy Code.

We believe Mr. Foreman is qualified to serve as a director due to his extensive experience in corporate finance, private equity, and financial technology.

Leland Hensch

Mr. Hensch has been our director since July 2019. He is a private investor and a general partner of Subversive Capital, which is dedicated to investing in radical companies whose core missions subvert the status quo and require sophisticated regulatory strategies for success. Subversive Capital has been a pioneering investor in emerging industries, specializing in both early and late-stage investments as well as SPAC acquisitions. Mr. Hensch served as the CFO of Subversive Acquisition LP, which was a publicly traded Canadian special purpose acquisition company prior to merging into Intercure Ltd., a leading Israeli cannabis company, in April 2021. He also served as CEO of Subversive Capital Acquisition Corp., which was a publicly traded Canadian special purpose acquisition company prior to engaging in the Qualifying Transaction and becoming TPCO Holding Corp.

Mr. Hensch began his career in 1992 with Hull Trading as an equity derivatives trader on the Chicago Board of Options Exchange. His first trading assignment was in the Frankfurt, Germany office from 1994 to 1998 where he traded on the Deustche Terrmine Borse. Mr. Hensch was hired by Goldman Sachs London in 2001 to head the UK Derivatives desk. In 2004, he relocated to New York to run Macro Derivatives Trading desk. In 2009, Mr. Hensch started Goldman’s Emerging Markets equity trading team in Sao Paulo and was later promoted to Head of Americas Equity trading in 2013. Mr. Hensch was named partner in 2012 and retired in 2016. Since leaving Goldman Sachs, Mr. Hensch has made a number of investments across cannabis, real estate, hospitality, media, and technology businesses. He has been an active investor/owner in the hospitality and media businesses. Mr. Hensch sits on the investment board of The Foundry Mezzanine fund and is still active in equity market trading. Mr. Hensch has a BS in Finance from The Kelley School at Indiana University.

We believe Mr. Hensch is qualified to serve as a director due to his extensive experience in global finance and trading and his experience investing across a variety of industries, including the cannabis industry.

Daniel Neukomm

Mr. Neukomm has been our director since January 2021. He is currently the CEO of the iconic surf brand O’Neill as well as chairman and CEO of Irvine-based parent company La Jolla Group, Inc. (“LJG”), both positions which he has held since 2013. LJG includes apparel brands in the active consumer space, O’Neill, Spiritual Gangster, Hang Ten, and others, and is a best in class middle market multi-branded operating platform that has unlocked value in emerging brands as well as its flagship brands by reducing costs and providing sophisticated management tools. Mr. Neukomm is the Co-CEO Revelstone Capital Acquisition Corp., a Nasdaq-listed blank check company, and is one of its directors. Mr. Neukomm and Morgan Callagy founded Revelstone Capital in 2017 to focus on investments across the active consumer brands and media landscape and to enhance the performance of companies in the consumer space, including LJG’s portfolio of brands. Before LJG, he was an operating partner for a Silicon Valley-based family office, where he focused on early-stage venture investing and corporate strategy for middle-market portfolio companies including La Jolla Group. Mr. Neukomm began his career starting Mountain Oxygen, a supplemental oxygen services company based in Aspen, Colorado. Mr. Neukomm earned a Bachelor of Arts in economics from the University of Vermont and an MBA in finance and strategy from the International School of Management in Paris.

We believe Mr. Neukomm is qualified to serve as a director due to his leadership experience gained from serving as CEO of O’Neill and chairman and CEO of LJG, as well as his extensive operational and investing experience with consumer products companies.

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The persons named in the accompanying proxy card (if named and absent contrary directions) intend to vote the TPCO Shares represented thereby FOR the election of each of the aforementioned Nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any Nominees named above will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another Nominee at their discretion.

Replacement or Removal of Directors

To the extent any director is elected or appointed to fill a casual vacancy or a vacancy arising from the removal of any director, in both instances whether by TPCO Shareholders or existing directors, such director shall hold office for the remainder of the unexpired portion of the term of the departed director that was replaced.

THE TPCO BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 3 FOR A ONE-YEAR TERM.

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EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers.

Name	Age(1)	Position	Officer Since
Troy Datcher	53	Chief Executive Officer	September 8, 2021
Mike Batesole	56	Chief Financial Officer	February 15, 2021
Rozlyn Lipsey	52	Chief Operating Officer	March 31, 2023

______________________

(1)	As of March 31, 2023.

Biographical Information Relating to our Executive Officers

The business background and certain other information about our executive officers is set forth below:

Executive Officers

Troy Datcher

Please refer to Mr. Datcher’s biography under “Proposal No. 3 – Director Election Proposal – Biographical Information Relating to Our Nominees” above.

Mike Batesole

Mr. Batesole is the CFO of the Company. Mr. Batesole joined the Company on February 15, 2021 and brings over three decades of finance experience to his role. He most recently served as CFO of California Operations for Origin House, a cannabis brands and distribution company, beginning in 2019 through the company’s acquisition by Cresco Labs in January 2020. Prior to Origin House, Mr. Batesole spent 12 years at Shaklee Corporation, a manufacturer and distributor of consumer products, as Controller and CFO where he was responsible for all accounting, finance, operations and supply chain, and IT. Earlier in his career, he held various finance roles at VA Software Corporation and Bentley Systems. Mr. Batesole earned a Bachelor of Science from the University of California, Berkeley.

Rozlyn Lipsey

Ms. Lipsey is the COO of the Company. Ms. Lipsey was promoted from Executive Vice President of Operations on March 31, 2023. Ms. Lipsey brings nine years experience in cannabis and over 25 years of forming and scaling operating companies in the agricultural, construction, and manufacturing and distribution spaces. As COO, Ms. Lipsey will oversee all operations including cultivation, manufacturing, distribution, procurement, strategic sourcing and wholesale. Prior to joining the Company in June 2022 as Executive Vice President of Operations, Ms. Lipsey was President and Managing Partner of a vertically integrated cannabis company that sold its assets in Arizona to MedMen Enterprises Inc. (“MedMen”) in 2018. This transaction brought Ms. Lipsey to MedMen, where she served from January 2019 to May 2022, having most recently served as COO. Ms. Lipsey began her career in the Foreign Agricultural Service, responsible for the analysis of the cotton and textile complex in Central Asia. This led to her role as the Director of Business Development for an international, vertically integrated cotton processing and trading company, Anderson Clayton. Ms. Lipsey moved into the President and COO role in the Jokake Companies, a family investment office, where she managed a US$30 million revenue farming, residential, and commercial property for strategic divestment with a large private equity fund; built, scaled and successfully divested a calcium carbonate manufacturing company (Superior Marble) serving the building materials industry; diversified and scaled a US$100 million commercial contracting firm (Jokake Construction) and successfully transitioned its first generation ownership; and co-founded a national chemical distribution company (ProKure 1) focused on commercial remediation companies and cannabis cultivators.

Ms. Lipsey holds an undergraduate degree in Economics from Allegheny College and a Master of Business Administration from Kent State University.

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Requirements under the BCBCA

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company.  Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction.  A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the TPCO Board is considering will not take part in any board discussion respecting that contract or transaction.  If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this Circular, none of our directors or executive officers, any TPCO Shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, has or has had any material interests, direct or indirect, of any in any transaction or proposed transaction since the commencement of the financial year ended December 31, 2022 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

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CORPORATE GOVERNANCE

Overview

The TPCO Board and management of the Company recognize the importance of corporate governance for the effective management of the Company and the protection of its stakeholders, particularly TPCO Shareholders.

National Policy 58-201 – Corporate Governance Guidelines establishes corporate governance guidelines that apply to all public companies. National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) mandates disclosure of corporate governance practices, which disclosure is set out below, in accordance with Form 58-101F1 – Corporate Governance Disclosure. The Company is also required to comply certain provisions of The Sarbanes-Oxley Act of 2002.

Maintaining a high standard of corporate governance is a priority for the TPCO Board and the Company’s management as both believe that effective corporate governance will help create and maintain shareholder value of our TPCO Shareholders in the long term. A description of the Company’s corporate governance practices is set out below.

Board of Directors

The TPCO Board is responsible for supervising the management of the business and affairs of the Company and is expected to focus on guidance and strategic oversight with a view to increasing shareholder value.

The TPCO Board has adopted a written “Board Mandate” pursuant to which the TPCO Board assumes responsibility for the stewardship of the Company (the “Board Mandate”). The Board Mandate is attached as Appendix O to this Circular and is also available on the Company’s website at https://ir.theparent.co/governance/governance-documents/default.aspx.

Position Descriptions

The TPCO Board has adopted a written position description for the Chairman of the TPCO Board, which sets out the Chair’s key responsibilities, including providing leadership, leading the activities and meetings of the TPCO Board, chairing Board and shareholder meetings, supporting orientation of new directors and the continued education of incumbent directors and representing the Company to shareholders and external stakeholders.

In furtherance of the TPCO Board’s responsibilities for supervising the management and business affairs of the Company, the TPCO Board has delegated certain of its authority to Board committees. The Chair of each such committee of the TPCO Board oversees the operations of his or her respective committees. The TPCO Board has adopted a written position description for the committee Chairs, which sets out the committee Chairs’ responsibilities, including providing leadership to the committee, ensuring there is an effective relationship between the TPCO Board and the committee, chairing committee meetings and reporting to the TPCO Board on deliberations and discussions.

The TPCO Board has also adopted a position description for the CEO which sets out the key responsibilities of the CEO in leading the business and affairs and supervising the day-to-day management of the Company. Such responsibilities include developing and recommending the Company’s long-term strategy, vision, annual business plans and budgets, making recommendations to the NGC on the appointment of senior management, making recommendations with respect to compensation and terms of employment of senior management, ensuring succession plans are in place and serving as the Company’s chief spokesperson.

Board Effectiveness and Education

The NGC considers Board effectiveness on a bi-annual basis against a set of criteria determined to be relevant for the Company’s success. Such factors include cannabis industry background, corporate governance expertise, talent development, operational experience and more. As it relates to director education, the Nomination and Governance Committee agreed to have each board member subscribe to the National Association of Corporate Directors (the “NACD”). The NACD is a well-recognized corporate director community and educational platform designed to keep board members apprised of recent governance trends and training.

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Independence of the Board of Directors

The TPCO Board is comprised of Troy Datcher (Chairman), Morgan Callagy, Mark Castaneda, Michael Auerbach, Al Foreman, Leland Hensch and Daniel Neukomm. Under NI 58-101, a director is considered to be independent if he or she is independent within the meaning of National Instrument 52-110 – Audit Committees (“NI 52-110”). Pursuant to NI 52-110, an independent director is a director who is free from any direct or indirect relationship which could, in the view of the TPCO Board, be reasonably expected to interfere with a director’s independent judgment. Based on information provided by each director concerning his or her background, employment and affiliations, the TPCO Board has determined that, except for Mr. Datcher, none of the directors on the TPCO Board will be considered non-independent under NI 52-110 as a result of their respective relationships with the Company.

In addition, although our TPCO Shares are not listed on any U.S. national securities exchange, we also determine independence using the definition of “independent director” under Rule 5605(a)(2) of the rules of The Nasdaq Stock Market (“Nasdaq Rules”). Based on information provided by each director concerning his or her background, employment and affiliations, the TPCO Board has determined that Mr. Callagy, Mr. Castaneda, Mr. Auerbach, Mr. Foreman and Mr. Hensch, have no relationship which, in the opinion of the TPCO Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and each is an “independent director” under Rule 5605(a)(2) of the Nasdaq Rules.

Board Committees and Independence of Committee Members

Audit Committee

The Company has a separately designated standing audit committee established for the purpose of, among other things, overseeing the accounting and financial reporting processes of TPCO and audits of TPCO (“Audit Committee”).  According to the charter of the Audit Committee (the “Audit Committee Charter”), the Audit Committee should be comprised of not less than three directors as determined by the TPCO Board, all of whom shall be independent within the meaning of NI 52-110 (or exempt therefrom). The Audit Committee is currently comprised of three directors: Mark Castaneda (Chair), Al Foreman, and Morgan Callagy, each of whom is independent within the meaning of NI 52-110.  The TPCO Board has determined that Mark Castaneda is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.

Each member of the Audit Committee is considered to be “independent” within the meaning of such term under the Nasdaq Rules relating to audit committees.

The primary function of the Audit Committee is to assist the directors of the Company in fulfilling their applicable roles by:

•	recommending to the TPCO Board the appointment and compensation of the Company’s external auditor;

•	overseeing the work of the external auditor, including the resolution of disagreements between the external auditor and management;

•	pre-approving all non-audit services (or delegating such pre-approval if and to the extent permitted by law) to be provided to the Company by the Company’s external auditor;

•

satisfying themselves that adequate procedures are in place for the review of the Company’s public disclosure of financial information, other than those described in the last bullet point below, extracted or derived from its financial statements, including periodically assessing the adequacy of such procedures;

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•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	reviewing and approving any proposed hiring of current or former partner or employee of the current and former auditor of the Company; and

•

reviewing and approving the annual and interim financial statements, related Management Discussion and Analysis and other financial information provided by the Company to any governmental body or the public.

The Audit Committee should primarily fulfill these roles by carrying out the activities enumerated in the Audit Committee Charter. However, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct internal or external audits, to determine that the financial statements are complete and accurate and are in accordance with International Financial Reporting Standards, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls, as these are the responsibility of management, and in certain cases, the external auditor.

The Audit Committee Charter is available on our website at: https://ir.theparent.co/governance/governance-documents/default.aspx.

Compensation Committee

The Company has a separately designated standing compensation committee of the TPCO Board (the “Compensation Committee”). Pursuant to the charter of the Compensation Committee (the “Compensation Committee Charter”), the Compensation Committee shall be composed of three or more members of the TPCO Board. The Compensation Committee is currently comprised of Daniel Neukomm (Chair), Al Foreman, and Leland Hensch.

None of the members of the Compensation Committee will be considered non-independent under NI 52-110 as a result of their respective relationships with the Company, and, other than Mr. Neukomm, each member of the Compensation Committee is considered to be an “independent director” under Nasdaq Rules applicable to compensation committee members.

Pursuant to the Compensation Committee Charter, with respect to compensation matters the Compensation Committee shall, among other things:

•	review and make recommendations to the TPCO Board with respect to organizational goals and objectives relevant to CEO compensation;

•	evaluate the CEO’s performance in light of those organizational goals and objectives, and make recommendations to the TPCO Board with respect to the CEO’s compensation level based on this evaluation;

•

review and recommend for Board approval, the appointment and other terms of employment (including any severance arrangements or plans and any benefits to be provided in connection with a change in control) for the CEO, including the adoption, amendment and termination of such agreements, arrangements or plans;

•

within the context of the matters contemplated by the Compensation Committee Charter, review the recommendations to the Compensation Committee of the CEO respecting the appointment of the CFO, all senior management reporting directly to the CEO and all other officers appointed by the TPCO Board (collectively “Senior Management”) and, if advisable, make recommendations to the TPCO Board with respect to any such appointment;

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•

within the context of the matters contemplated by the Compensation Committee Charter, review the recommendations to the Compensation Committee of the CEO respecting the compensation and other terms of employment (including any severance arrangements or plans and any benefits to be provided in connection with a change in control) of members of Senior Management and, if advisable, make recommendations to the TPCO Board with respect to such compensation and other terms of any employment agreements and any severance arrangements or plans;

•	review and recommend for Board approval, the remuneration (fees and/or retainer) to be paid, and the benefits to be provided, to members of the TPCO Board and each of its committees;

•

review and approve any compensation disclosure of the Company before it is publicly disclosed, including disclosure of the process undertaken by the Compensation Committee in respect of compensation matters;

•	oversee the administration of any equity-based compensation and pension and benefit plans of the Company.

The Compensation Committee Charter does not provide for the delegation of the above duties.

Pursuant to the Compensation Committee Charter, the Compensation Committee may conduct or authorize investigations into or studies of matters within the Compensation Committee’s scope of responsibilities and duties as described above and in the Compensation Committee Charter, and shall have the authority to seek, retain and terminate external legal counsel, consultants, accountants or other advisors from a source independent of management, with notice to either the Chairman of the TPCO Board or the CEO of the Company, as deemed appropriate by the Compensation Committee, to assist it in fulfilling its responsibilities and to set and pay the respective compensation for these advisors. The Compensation Committee Charter provides that the Company shall provide appropriate funding, as determined by the Compensation Committee, for the services of these advisors.

The Compensation Committee Charter is available on our website at: https://ir.theparent.co/governance/governance-documents/default.aspx.

Nomination and Governance Committee

The Company has a separately designated standing nominating and corporate governance committee. Pursuant to the charter of the NGC (the “NGC Charter”), the NGC shall be composed of three or more members of the TPCO Board. Our NGC is comprised of Morgan Callagy (Chair), Daniel Neukomm, and Michael Auerbach.

None of the members of the NGC will be considered non-independent under NI 52-110 as a result of their respective relationships with the Company, and, other than Mr. Neukomm, each member of the NGC is considered to be an “independent director” under Nasdaq Rules applicable to nominating committee members.

In addition to those matters specifically set forth in the NGC Charter, the NGC Charter provides that the NGC shall perform the functions and responsibilities required of a corporate governance or nominating committee by the Company’s governing corporate statute, applicable Canadian securities laws, any exchange upon which securities of the Company are listed, or any governmental or regulatory body exercising authority over the Company, as are in effect from time to time or as the TPCO Board otherwise deems necessary or appropriate.

Pursuant to the NGC Charter, the NGC shall review all proposals submitted by TPCO Shareholders to the Company in connection with meetings of TPCO Shareholders (including any proposal relating to the nomination of a member of the TPCO Board) and the timeliness of the submission thereof and recommend to the TPCO Board appropriate action on each such proposal. Details on TPCO Shareholder proposal procedures, including those relating to the nomination of directors can be found under the heading, “Questions and Answers About the Transactions and the Meeting—Questions and Answers about the Meeting—How may I nominate director candidates for consideration at a meeting” in this Circular. For information relating the policies and procedures of the NGC for considering nominees to the TPCO Board, please see the information under the heading, “Corporate Governance—Nomination and Governance Committee— Policies with Respect to Director Nominees” below.

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Policies with Respect to Director Nominees

The NGC is responsible for, among other things, developing policies and procedures for (i) identifying and selecting potential nominees for the TPCO Board and (ii) considering all nominees to the TPCO Board including those recommended by shareholders. In addition, in accordance with nomination rights of TPCO Shareholders, the NGC is responsible for recommending to the TPCO Board the individual nominees for (a) consideration by, and presentation to, the TPCO Shareholders at the Company’s next annual meeting of shareholders or (b) appointment to the TPCO Board between such meetings. Please see “Proposal 3—Director Election Proposal—Nomination Rights Agreement” for a discussion of the nomination rights provided to certain TPCO Shareholders.

In accordance with the NGC Charter, in identifying nominees for election or appointment to the TPCO Board, the NGC considers:

•	the results of the TPCO Board and director effectiveness evaluation process;

•

the competencies, skills and other qualities that the NGC considers to be necessary for the TPCO Board as a whole to possess, the competencies, skills and other qualities that the NGC considers each existing director to possess, and the competencies, skills and other qualities each new nominee would bring to the TPCO Board;

•	the amount of time and resources that nominees have available to fulfill their duties as Board members;

•	the objectives of the Diversity Policy (discussed below) of the Company and the diversity of the TPCO Board composition, including whether diversity targets have been adopted; and

•	the independence, residency or other requirements under applicable laws, rules and regulations.

The NGC Charter is available on our website at: https://ir.theparent.co/governance/governance-documents/default.aspx.

Our Diversity Policy

We maintain a diversity policy that defines diversity as “any dimension that can be used to differentiate groups and people from one another and includes gender, status, age, race, nationality, language, culture and other ethnic distinctions, persons with disabilities, sexual orientation, education, regional and business experience, professional expertise, education and expertise” (the “Diversity Policy”).

In addition, pursuant to our Diversity Policy, and subject to the Nomination Rights Agreement, when identifying and considering the selection of candidates for appointment or nomination for election to the TPCO Board, the NGC will:

•	assess the TPCO Board by considering the balance of skills, experience, independence and knowledge on the TPCO Board, the TPCO Board’s cohesiveness and other factors relevant to its effectiveness;

•

consider only candidates who are highly qualified based on their experience, education, expertise, personal skills and qualities, and general and industry-specific knowledge, having regard to the Company’s current and future plans and objectives; and

•

select individuals based on merit, against objective criteria, having due regard for the benefits of diversity, in order to enable the TPCO Board to discharge its duties and responsibilities effectively.

The Company believes promotion of diversity is best served through careful consideration of all of the abilities and attributes of each individual candidate in light of the needs of the TPCO Board without focusing on any particular diversity characteristics.

Pursuant to our Diversity Policy, on an annual basis or as required, the NGC will (i) review and assess the effectiveness of the TPCO Board appointment/nomination process at achieving the Company’s diversity objectives and (ii) consider and, if determined advisable, recommend to the TPCO Board for adoption, measurable objectives for achieving diversity on the TPCO Board.

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Director Nomination Recommendations by TPCO Shareholders

It is the policy of the NGC to consider properly submitted recommendations for candidates to the TPCO Board from TPCO Shareholders, subject to contractual obligations the Company may have with respect to the nomination of directors. In this regard, please see “Proposal 3—Director Election Proposal—Nomination Rights Agreement” for a discussion of the nomination rights provided to certain TPCO Shareholders.

Shareholder recommendations for candidates to the TPCO Board must be directed in writing to TPCO Holding Corp., 1550 Leigh Avenue, San Jose, California 95125, Attention: Corporate Secretary. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of TPCO Shares, if any. Such recommendations must also include a statement from the recommending shareholder in support of the candidate, particularly within the context of the criteria for TPCO Board membership, including issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business, other commitments and the like, as well as any personal references and an indication of the candidate’s willingness to serve. Potential nominees recommended by a TPCO Shareholder in accordance with these procedures will be considered and evaluated in the same manner as other potential nominees.

Board Meetings and Board Member Attendance at Annual Shareholder Meetings

During the fiscal year ended December 31, 2022, the TPCO Board met seven times, the Audit Committee met six times, the Compensation Committee met twice, and the NGC met twice. In 2022, each director seventy-five percent (75%) or more of the aggregate of the total number of meetings of the TPCO Board and the total number of meetings of all Board committees on which such director served (in each case held during such director’s relevant period of service).

In particular, the following chart shows the attendance of each member of the TPCO Board at meetings of the TPCO Board and of the committees on which they served (in each case held during such director’s relevant period of service) for the year ended December 31, 2022.

Number of Meetings Attended
Name of Director	Board	Audit Committee	NGC	Compensation Committee
Troy Datcher	7/7	—	—	—
Morgan Callagy	3/4	2/2	1/1	—
Mark Castaneda	4/4	2/2	—	—
Michael Auerbach	7/7	—	2/2	—
Al Foreman	7/7	6/6	—	2/2
Leland Hensch	7/7	—	—	2/2
Daniel Neukomm	6/7	—	2/2	2/2

To facilitate the most effective and productive discussions and analysis, and in view of restrictions imposed by COVID-19, all Board and committee meetings were held via video conference during 2022, except for one meeting that was held in-person for some persons and by video conference for others. The TPCO Board and committees expect to hold more meetings in person in 2023, but will continue to use the option of video conference meetings in an effort to lower impact on the climate while maintaining effective and productive discussion and analysis.

We generally encourage, but do not require, directors to attend our annual meetings of TPCO Shareholders. Those who do attend will be available to answer appropriate questions from TPCO Shareholders. All directors attended our 2022 annual meeting of shareholders.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to all of our directors, officers, employees, contractors and agents (“Covered Personnel”), which meets the definition “code of ethics” in Item 406 of Regulation S-K. The Code of Ethics provides a set of standards and principles of business conduct for conducting the business and affairs of the Company in accordance with high ethical and legal standards.

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As part of the Code of Ethics, it is the responsibility of Covered Personnel to become familiar with, and conduct Company business in compliance with, applicable laws, rules and regulations and this Code of Ethics; treat all Company personnel, suppliers, customers and business partners in an honest and fair manner; avoid situations where personal interests are, or appear to be, in conflict with the Company interests; and safeguard and properly use the Company’s proprietary and confidential information, assets and resources, as well as those of the Company’s suppliers, customers and business partners.

The NGC is responsible for reviewing and evaluating the Code of Ethics from time to time and making recommendations for any necessary or appropriate changes to the TPCO Board. The NGC assists the TPCO Board with the monitoring of compliance with the Code of Ethics, and the TPCO Board is responsible for considering any waivers of the Code of Ethics.

Any person may receive a copy free of charge by writing to us at TPCO Holding Corp., 1550 Leigh Avenue, San Jose, California 95125, Attention: Corporate Secretary. In addition, our Code of Ethics is available on our website at: https://ir.theparent.co/governance/governance-documents/default.aspx and under the Company’s profile on www.sedar.com.

We intend to disclose in the “Governance” section of our website (www.theparent.co) any amendment to, or waiver from, a provision of our Code of Ethics that applies to our directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions, and that is required to be publicly disclosed pursuant to the rules of the SEC.

Arrangements between Officers and Directors

To our knowledge, other than the Nomination Rights Agreement, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which such officer or director was selected to serve as an officer or director of the Company.

Family Relationships

To our knowledge, there are no family relationships among any of our executive officers or directors.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions/Involvement in Certain Legal Proceedings

Except as noted below, to our knowledge:

1)	No director or executive officer is, as at the date of this Circular, or has been within ten years before the date of this Circular, a director, CEO or CFO of any company (including the Company) that:

	a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, CEO or CFO; or

b)

was subject to an order that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO.

For the purposes hereof, the term “order” means: (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than thirty (30) consecutive days.

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2)	No director or executive officer:

a)

is, as of the date of this Circular, or has been within the 10 years before the date of this Circular, a director or executive officer of any company (including the Company) that, while such person was acting in such capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets; or

b)

has, within 10 years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

3)	No director or executive officer has been subject to:

a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

	b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Mr. Foreman has been a director of Teewinot (as defined above) since 2016. On August 27, 2020, Teewinot filed a petition under Chapter 11 (Reorganization) of the U.S. Bankruptcy Code.

Except as noted above, we are not aware of any of our directors or executive officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Anti-Hedging & Insider Trading Policy

Pursuant to the Company’s Insider Trading Policy (the “Insider Trading Policy”), all Company employees (including officers) and directors (collectively, “Company Personnel”) are prohibited from, among other things, directly or indirectly purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in the market value of securities of the Company (or equivalents such as share units, the value of which is derived from equity securities of the Company) held, directly or indirectly, by such Company Personnel, including equity securities granted as compensation.

The Insider Trading Policy also prohibits Company Personnel from:

•

speculating in securities of the Company, which may include buying with the intention of quickly reselling such securities, or selling securities of the Company with the intention of quickly buying such securities (other than in connection with the acquisition and sale of shares issued under the Company’s equity incentive plan or any other Company benefit plan or arrangement);

•	buying the Company’s securities on margin or holding Company securities in a margin account (since such securities could be sold without the account holder’s “consent” in the event of a margin call);

•	short selling a security of the Company or any other arrangement that results in a gain only if the value of the Company’s securities declines in the future;

•	selling a “call option” giving the holder an option to purchase securities of the Company; or

•	buying a “put option” giving the holder an option to sell securities of the Company.

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Board Leadership Structure and Role in Risk Management

Currently, Troy Datcher serves as Chairman of the TPCO Board and our CEO. We believe having a single person serve as both Chairman of the TPCO Board and CEO is the most effective leadership structure for us at this time. We believe Mr. Datcher is the director best situated to identify strategic opportunities and focus the activities of the TPCO Board on the matters most critical to our business and strategy due to his commitment to our Company. The TPCO Board also believes the combined role of Chairman of the TPCO Board and CEO promotes effective execution of strategic initiatives and facilitates information flow between management and the TPCO Board. We believe the fact that the TPCO Board and the board committees, which, with the exception of Mr. Neukomm being a member of the Compensation Committee and the NGC, are all comprised solely of independent directors, provide an appropriate level of independent oversight (including risk oversight) of our management, even in light of the TPCO Board’s current leadership structure, consisting of a single person serving as both Chairman of the TPCO Board and CEO of the Company.

It is management’s responsibility to manage risk and bring material risks to the attention of the TPCO Board. Pursuant to the Board Mandate, the TPCO Board is required to review and approve, at least on an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the Company’s business. The TPCO Board, in conjunction with management, is responsible for identifying the principal risks of the Company’s business and oversee management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks.

Pursuant to its duty to oversee the implementation of effective risk management policies and procedures, the TPCO Board may delegate to applicable Board committees the responsibility for assessing and implementing appropriate policies and procedures to address specified risks, including delegation of financial and related risk management to the Audit Committee and delegation of risks associated with compensation policies and practices to the Compensation Committee.

Contacting the TPCO Board

Any TPCO Shareholder who desires to contact our non-employee directors regarding appropriate TPCO business-related comments may do so via email to: investor@theparent.co. Any TPCO Shareholder who desire to contact our non-employee directors by mail may do so by writing to TPCO Holding Corp., 1550 Leigh Ave, San Jose, CA 95125-5301 Attention: Legal Department. Our Chief Legal Counsel, or someone acting in his or her place, receives these communications unfiltered by TPCO, forwards appropriate communications to the relevant committee of the TPCO Board or non-employee director, and facilitates an appropriate response. Inappropriate communications include communications that do not relate to the business or affairs of the Company or the functioning of the TPCO Board or its committees, advertisements or other commercial solicitations and communications that are frivolous, threatening, illegal or otherwise not appropriate for delivery to directors.

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COMPENSATION OF TPCO EXECUTIVES AND DIRECTORS

Scaled Disclosure Requirements Applicable to Emerging Growth Companies and Smaller Reporting Companies

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and a “smaller reporting company” as such term is defined in Rule 12b-2 under the Exchange Act. Accordingly, our disclosures comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.

Compensation of Executives

Summary Compensation Table

The following table sets forth information about compensation of our Chief Executive Officer and Chief Financial Officer for the years ended December 31, 2022 and 2021 (collectively, our “named executive officers” or “NEOs”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Nonequity Incentive Plan Compensation	Total ($)
Troy Datcher	2022	$550,000		—		$936,000	(2)	$330,000	$1,816,000
Chief Executive Officer	2021	$163,106	(3)	$540,000	(4)	$2,602,411	(5)	—	$3,305,517
Mike Batesole	2022	$300,000		$25,000		$416,000	(6)	$106,500	$847,500
Chief Financial Officer	2021	$259,962	(7)	—		$2,884,000	(8)	—	$3,143,962

Notes:

(1)

The amounts in this column represent the aggregate grant date fair value of the stock award(s) presented, as determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation–Stock Compensation”. See Note 21 of the consolidated financial statements included in The Parent Company 2022 Annual Report regarding assumptions underlying valuation of equity awards.

(2)

Represents the grant date fair value of 900,000 performance share units (“PSUs”) granted to Mr. Datcher on April 21, 2022. The TPCO Shares underlying such award had a market value of $156,690 on March 29, 2023, based on the closing price for the TPCO Shares of $0.157 on the OTCQX on that date as reported on Yahoo Finance.

(3)	Represents salary for the period from September 8, 2021, the date Mr. Datcher commenced employment with the Company, through December 31, 2021.
(4)	Represents a one-time signing bonus of $540,000 in connection with the commencement of Mr. Datcher’s employment with the Company.
(5)

Represents the grant date fair value of 722,892 restricted stock units (“RSUs”). The TPCO Shares underlying such award had a market value of $113,754 on March 29, 2023, based on the closing price for the TPCO Shares of $0.157 on the OTCQX on that date as reported on Yahoo Finance.

(6)

Represents the grant date fair value of 100,000 RSUs and 300,000 PSUs granted to Mr. Batesole on April 21, 2022. The TPCO Shares underlying such award had a market value of $62,944 on March 29, 2023, based on the closing price for the TPCO Shares of $0.157 on the OTCQX on that date as reported on Yahoo Finance.

(7)	Represents salary for the period from February 15, 2021, the date Mr. Batesole commenced employment with the Company, through December 31, 2021.
(8)

Represents the grant date fair value of 250,000 RSUs and 150,000 PSUs granted to Mr. Batesole on February 15, 2021. The TPCO Shares underlying such award had a market value of $62,944 on March 29, 2023, based on the closing price for the TPCO Shares of $0.157 on the OTCQX on that date as reported on Yahoo Finance.

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Narrative Disclosure

Compensation Overview

Overview

To succeed in the dynamic and evolving market in which the Company operates and to achieve its business and financial objectives, attracting, retaining and motivating a talented team of executive officers is essential. The Company intends for its executive officer compensation program to achieve these and the following objectives: attract and retain a talented, high performing and experienced executive team by providing competitive compensation opportunities; motivate the executive team to achieve the Company’s business and financial objectives; align the interests of the executive team with those of the Company’s shareholders; and balance short-term results and create long-term sustainable value.

The Company offers executive officers cash compensation in the form of base salary and an annual bonus, and at-risk equity based or equity like compensation.

The compensation committee of the Company Board (the “Compensation Committee”) is responsible for overseeing the Company’s compensation policies, processes and practices. The Compensation Committee also seeks to ensure that compensation policies and practices provide an appropriate balance of risk and reward consistent with the Company’s risk profile. The Company Board has adopted a written charter for the Compensation Committee setting out its responsibilities for administering compensation programs and reviewing and making recommendations to the Company Board concerning the level and nature of the compensation payable to directors and executive officers. The Compensation Committee’s oversight includes setting objectives, evaluating performance, and ensuring that total compensation paid to NEOs and various other key executive officers and key managers is fair, reasonable and consistent with the objectives of the Company’s philosophy and compensation program.

The Company will continue to evaluate its philosophy and compensation programs as circumstances require and plans to review compensation on an annual basis. As part of this review process, the Company expects to be guided by the philosophy and objectives outlined above, as well as other factors which may become relevant, such as the cost to find a replacement for a key employee.

Benchmarking

The Compensation Committee is expected to establish an appropriate comparator group for purposes of setting the future compensation of its NEOs. In the fiscal year ended December 31, 2022, Semler Brossy Consulting Group, a consulting firm based in Los Angeles, California that specializes in executive compensation and board governance, was engaged by management of the Company to assist the Compensation Committee with certain benchmarking with respect to payouts under our annual incentive plan (the “AIP”).

Principal Elements of Compensation

The compensation of the Company’s executive officers is comprised of the following major elements: (a) base salary; (b) an annual, discretionary cash bonus; and (c) long-term equity incentives, consisting of stock options, restricted stock awards, performance compensation awards and/or other applicable awards granted under the Amended and Restated TPCO Holding Corp. Equity Incentive Plan (the “TPCO Equity Incentive Plan”) and any other equity plan that may be approved by the Company Board from time to time. These principal elements of compensation are described below.

Base Salaries

Base salary is provided as a fixed source of compensation for our executive officers. Adjustments to base salaries will be reviewed annually and as warranted throughout the year to reflect promotions or other changes in the scope of breadth of an executive officer’s role or responsibilities, as well as to maintain market competitiveness.

Consistent with their respective employment agreements, Mr. Datcher and Mr. Batesole earned salaries of $550,000 and $300,000, respectively, for the year ended December 31, 2022.

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Annual Bonuses

Annual bonuses may be awarded based on qualitative and quantitative performance standards and will reward performance of our executive officers individually. The determination of an executive officer’s performance may vary from year to year depending on economic conditions and conditions in the cannabis industry and may be based on measures such as stock price performance, the meeting of financial targets against budget and balance sheet performance.

Discretionary Bonus for Mike Batesole

In November 2022, Mr. Batesole received a discretionary bonus of $25,000 for his work relating to the 2022 audit.

Nonequity Incentive Plan Awards Pursuant to AIP

For the year ended December 31, 2022, Messrs. Datcher and Batesole received cash bonuses of $330,000 and $106,500, respectively. As specified in their respective employment agreements, the target bonuses for Messrs. Datcher and Batesole are 100% and 50% of base salary, respectively.

The performance metrics used, in part, to determine payouts pursuant to the AIP were (i) certain cash burn amounts, (ii) the Company having cash on hand at December 31, 2022 of $100,000,000 and (iii) certain revenue metrics (the Performance Metrics”). The Compensation Committee had discretion to determine bonus amounts in the event these metrics were not met or were exceeded. Based on the Company’s achievement of the Performance Metrics at the 84% level and certain individual performance indicators relevant to Mr. Datcher, the Compensation Committee awarded Mr. Datcher an AIP bonus at 60% of his target bonus amount. Mr. Batesole’s AIP bonus was determined by Mr. Datcher, and Mr. Batesole was awarded an AIP bonus at approximately 71% of his target bonus amount based on the Company’s performance against the Performance Metrics and certain individual performance indicators relevant to Mr. Batesole.

 TPCO Equity Incentive Plan

The TPCO Equity Incentive Plan provides continual motivation for the Company’s officers, employees, consultants and directors to achieve its business and financial objectives and align their interests with the long-term interests of its shareholders. The purpose of the TPCO Equity Incentive Plan is to promote greater alignment of interests between employees and shareholders, and to support the achievement of the Company’s longer-term performance objectives, while providing a long-term retention element.

On April 21, 2022, Mr. Datcher was granted 900,000 PSUs, consisting of 300,000 performance-based PSUs (“Datcher Performance-based PSUs”) and 600,000 profitability-based PSUs (“Datcher Profitability-based PSUs”). With respect to the 300,000 Datcher Performance-based PSUs, (i) 50% will vest on March 31, 2023, to the extent the Company has hit certain gross margin targets and (ii) 50% will vest on March 31, 2023 to the extent the Company has hit certain “cash burn” metrics. One hundred percent of the Datcher Profitability-based PSUs will vest on April 1, 2024 to the extent certain cash flow metrics are met. The Company Board may award partial vesting with respect to partial performance of the metrics contained in the PSUs granted to Mr. Datcher.

On April 21, 2022, Mr. Batesole was granted 100,000 RSUs and 300,000 PSUs, including 150,000 performance-based PSUs (“Batesole Performance-based PSUs”) and 150,000 profitability-based PSUs (“Batesole Profitability-based PSUs”). One third of the RSUs vested on January 15, 2023, and the remaining RSUs will vest in eight equal quarterly installments beginning on February 1, 2023. With respect to the 300,000 PSUs, (i) 50% of the Batesole Performance-based PSUs will vest on March 31, 2023, to the extent certain gross margin targets are met and (ii) 50% of the Batesole Performance-based PSUs will vest on March 31, 2023 to the extent the Company has hit certain “cash burn” metrics. One hundred percent of the Batesole Profitability-based PSUs will vest on April 1, 2024 to the extent certain cash flow metrics are met. The Company Board may award partial vesting with respect to partial performance of the metrics contained in the PSUs granted to Mr. Batesole.

Please see “—Termination and Change of Control Benefits” below for details on the termination and change of control benefits applicable to the RSU and PSU awards granted to Messrs. Datcher and Batesole.

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Employment Agreements

Troy Datcher

Mr. Datcher serves as the Chief Executive Officer (“CEO”) of the Company pursuant to an employment agreement between Mr. Datcher and the Company dated August 10, 2021. As CEO, Mr. Datcher reports to the Company Board and is entitled to earn a base salary of $550,000 per year, subject to review by the Company Board on an annual basis. Pursuant to terms of the Datcher Agreement, Mr. Datcher received a one-time signing bonus of $540,000 in connection with the commencement of his employment with the Company.

Further, Mr. Datcher is entitled to participate in the Company’s annual bonus plan, applicable to other senior executives, on the terms and subject to the conditions of such bonus plan. The target amount for Mr. Datcher’s annual bonus is 100.0% of his base salary. The actual bonus amount earned will depend upon meeting the Company and individual performance goals adopted by the Company Board or the Compensation Committee or, if no such goals are adopted by the Company Board or the Compensation Committee, then at the direction of and in sole discretion of the Company Board or the Compensation Committee.

Pursuant to the Datcher Agreement, Mr. Datcher received a $3,000,000 initial award of RSUs (equal to 722,892 RSUs), 25% (180,723 RSUs) of which vested 180 days after September 8, 2021, the date of commencement of his employment (the “Datcher Initial Vesting Period”), with the remaining 542,169 RSUs  vesting in thirty equal monthly installments beginning on the first day of the first month following the Datcher Initial Vesting Period. In addition, pursuant to the terms of the Datcher Agreement, Mr. Datcher is entitled to receive an annual equity award, at the discretion of the Company Board, with a target grant date value of 300% of Mr. Datcher’s base salary.

During his employment, Mr. Datcher is also entitled to participate in any health disability, group term life insurance plans, salary deferral plan, pension, retirement and profit-sharing plans, and/or in any other perquisites and benefit plans that the Company extends generally from time to time to its executives.

The Datcher Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of six months following the termination of the Datcher Agreement. Subject to certain obligations set forth in the Datcher Agreement, the Company may terminate Mr. Datcher’s employment at any time, with or without Cause, upon sixty days prior written notice.

Please see “—Termination and Change of Control Benefits” below for details on the termination and change of control benefits Mr. Datcher is entitled to pursuant to the Datcher Agreement.

Mike Batesole

Mr. Batesole serves as the Chief Financial Officer (“CFO”) of the Company pursuant to an employment agreement between Mr. Batesole and the Company, dated February 17, 2021, as amended on March 30, 2021 and May 20, 2021. As CFO, Mr. Batesole reports to the CEO and is entitled to a base salary of US$300,000 per year, subject to review by the Company Board on an annual basis.

Mr. Batesole is entitled to participate in the Company’s annual bonus plan, applicable to other senior executives, on the terms and subject to the conditions of such bonus plan. The target amount for Mr. Batesole’s annual bonus is 50.0% of his base salary. The actual bonus amount earned will depend upon meeting the Company and individual performance goals adopted by the Company Board or the Compensation Committee or, if no such goals are adopted by the Company Board or the Compensation Committee, then at the direction of and in sole discretion of the Company Board or the Compensation Committee.

Pursuant to the Batesole Agreement, Mr. Batesole was granted as of February 15, 2021 (the “Batesole Effective Date”):

•

an initial award of 200,000 RSUs, 25% (50,000 RSUs) of which vested 180 days after the Batesole Effective Date (the “Batesole Initial Vesting Period”), with the remaining 150,000 RSUs vesting in thirty equal monthly installments beginning on the first day of the first month following the Batesole Initial Vesting Period.

•

an annual award of 50,000 RSUs (the “Batesole Annual Award”), 25% (12,500 RSUs) of which vested after the Batesole Initial Vesting Period, with the remaining 37,500 RSUs vesting in thirty equal monthly installments beginning on the first day of the first month following the Batesole Initial Vesting Period;

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On the Batesole Effective Date, Mr. Batesole received an earn-out milestone award of 150,000 PSUs (the “Milestone Award”), 25% (37,500 PSUs) of which vested after the Batesole Initial Vesting Period, with the remaining 112,500 PSUs  vesting in thirty equal monthly installments beginning on the first day of the first month following the Batesole Initial Vesting Period; provided, however, that these PSUs are subject to milestones related to data management, data preparation and data delivery (the “Milestones”), with 50,000 PSUs becoming available upon the achievement of each such Milestone. The detailed Milestones are included as Exhibit A to the Second Amendment to Letter Agreement between Mike Batesole and the Company, which is filed as Exhibit 10.6 to our Annual Report on Form 10-K for the fiscal year ended December 31 2021, filed with the SEC on March 31, 2022. Each of the Milestones was achieved in 2022, and unvested PSUs have become RSUs, subject to only time-based vesting.

During his employment, Mr. Batesole is also entitled to participate in any health disability, group term life insurance plans, salary deferral plan, pension, retirement and profit-sharing plans, and/or in any other perquisites and benefit plans that the Company extends generally from time to time to its executives.

The Batesole Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for the term of Mr. Batesole’s employment with the Company. Subject to certain obligations set forth in the Batesole Agreement, the Company may terminate Mr. Batesole’s employment at any time, with or without Cause (as defined in the Batesole Agreement), upon sixty (60) days prior written notice.

Please see “—Termination and Change of Control Benefits” below for details on the termination and change of control benefits Mr. Batesole is entitled to pursuant to the Batesole Agreement.

Termination and Change of Control Benefits

Overview

In the event of termination without “cause” (as defined in the applicable employment agreement) or resignation for “good reason” (as defined in the applicable employment agreement), in addition to any unpaid amounts or reimbursement owed by the Company through the date of termination or resignation:

•	Mr. Datcher is entitled to the following:

•	a pro rata portion of annual target bonus for the year in which he was terminated;

•	continuation of base salary for 18 months following the effective date of termination or resignation; and

•	payment by the Company of the employee portion of medical insurance for a period of 12 months following the effective date of termination or resignation; and

•	Mr. Batesole is entitled to the following:

•	continuation of base salary for 12 months following the effective date of termination or resignation; and

•	payment by the Company of the employee portion of medical insurance for a period of 12 months following the effective date of termination or resignation.

subject in each case to the individual’s execution and non-revocation of a general release of claims in a form reasonably acceptable to the parties and the individual’s continued compliance with confidentiality covenants for a term of three years following the effective date of termination or resignation.

In addition, in the event of termination without “cause” (as defined in the applicable employment agreement), resignation for “good reason” (as defined in the applicable employment agreement) or cessation of employment as a result of death or disability, with respect to Messrs. Datcher and Batesole, 30% of all unvested RSUs and PSUs will vest.

For purposes of the foregoing, “good reason” includes, among other things, failure by the Company to obtain an assumption agreement for an NEO’s employment agreement from any successor in connection with a “Sale Event”, which means any of the following: (A) any transaction (which shall include a series of transactions occurring within sixty days or occurring pursuant to a plan) that has the result that the shareholders of the Company immediately before such transaction cease to own at least fifty-one percent (51%) of the voting shares of the Company, or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction, (B) a sale or exchange of all or substantially all of the assets of the Company, or (C) a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive.

In the event of a Sale Event (and, with respect to Mr. Datcher, a Change of Control as defined in the TPCO Equity Incentive Plan), all unvested RSUs and PSUs held by Messrs. Datcher and Batesole will vest immediately prior to closing of the Sale Event (or, with respect to Mr. Datcher, a Change of Control as defined in the TPCO Equity Incentive Plan). In this regard, our proposed Business Combination with Gold Flora would constitute a Sale Event and a Change of Control as defined in the TPCO Equity Incentive Plan.

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Outstanding Equity Awards at December 31, 2022

The following table sets forth information with respect to equity awards outstanding for our named executive officers as of December 31, 2022:

		Option awards					Stock awards
Name	Grant date(1)	Number of securities underlying unexercised options - (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Troy Datcher	4/21/2022	—	—	—	—	—	—		—		900,000	(3)	131,400	(3)
	9/8/2021	—	—	—	—	—	379,5	(4)	55,410	(4)
Mike Batesole	4/21/2022	—	—	—	—	—	100,0	(5)	14,6	(5)
	4/21/2022	—	—	—	—	—					300,0	(6)	43,8	(6)
	4/21/2022	—	—	—	—	—	87,5	(7)	13,1	(7)
	3/25/2021	—	—	—	—	—	52,500		7,665		—		—

Notes:

(1)	Unless otherwise noted, all RSUs vest over a three-year period, with 25% vesting after 180 days and the remaining vesting ratably each month over the following 30 months.
(2)	Value based on the closing price of TPCO Shares on the OTCQX on December 31, 2022 of $0.1460, as reported on Yahoo Finance.
(3)

Consists of 300,000 performance-based PSUs and 600,000 profitability-based PSUs. On March 31, 2023, 50% of the shares subject to the performance-based PSUs will vest to the extent certain gross margin targets are met, and the remaining 50% of the shares subject to the performance-based PSUs will vest to the extent the Company has hit certain “cash burn” metrics. 100% of the profitability-based PSUs will vest on April 1, 2024 to the extent certain cash flow metrics are met. The Company Board may award partial vesting with respect to partial performance of the metrics contained in the PSUs granted to Mr. Datcher.

(4)	Relates to an initial award of 722,892 RSUs, 25% of which vested on March 7, 2022, with the remainder vesting in 30 equal installments beginning on April 1, 2022.
(5)	One third of the shares subject to this RSU award vested on January 15, 2023 and the remaining RSUs will vest in eight equal quarterly installments beginning on February 1, 2023.
(6)

Consists of 150,000 performance-based PSUs and 150,000 profitability-based PSUs. On March 31, 2023, 50% of the shares subject to the performance-based PSUs will vest to the extent certain gross margin targets are met, and the remaining 50% of the shares subject to the performance-based PSUs will vest to the extent the Company has hit certain “cash burn” metrics. 100% of the profitability-based PSUs will vest on April 1, 2024 to the extent certain cash flow metrics are met. The Company Board may award partial vesting with respect to partial performance of the metrics contained in the PSUs granted to Mr. Batesole.

(7)

Relates to an initial grant of 150,000 PSUs that were subject to certain milestones related to data management, data preparation and data delivery. 50,000 shares subject to this earn-out milestone award shall be available to vest upon the achievement of each of the milestones and are subject to time-based vesting. 25% of the shares vested on August 14, 2021, with the remainder vesting in thirty equal monthly installments beginning on September 1, 2021. Each of the milestones was achieved in 2022, and unvested PSUs have become RSUs, subject to only time-based vesting.

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Compensation of Directors

Non-Employee Director Compensation Table

The following table summarizes the total compensation paid to non-employee directors for the year ended December 31, 2022:

Name	Fees earned or paid in cash ($)		Stock awards ($)(1)(2)	Total ($)
Michael Auerbach	67,500	(3)	65,000	132,500
Morgan Callagy	33,750	(4)	65,000	98,750
Mark Castaneda	32,500	(5)	65,000	97,500
Al Foreman	62,500	(6)	65,000	127,500
Leland Hensch	55,000	(7)	65,000	120,000
Daniel Neukomm	68,750	(8)	65,000	133,750

Notes:

(1)

The amounts in this column represent the aggregate grant date fair value of the stock award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation–Stock Compensation”. See Note 21 of the consolidated financial statements included in The Parent Company 2022 Annual Report regarding assumptions underlying valuation of equity awards.

(2)

As of December 31, 2022, each of the Company’s then-current non-employee directors held the following number of RSUs: Mr. Auerbach: 110,922; Mr. Callagy: 100,000; Mr. Castaneda: 100,000; Mr. Foreman: 109,102; Mr. Hensch: 109,102 and Mr. Neukomm: 109,102.

(3)

Includes $37,500 for serving as the Chairman of the Company Board through the second quarter of 2022, $25,000 for serving as a director from the third quarter till the end of 2022 and $5,000 for serving as a member of the Nomination and Governance Committee.

(4)

Includes $5,000 for serving as the chairperson of the Nomination and Governance Committee, $25,000 for serving as a director and $3,750 for serving as a member of the Audit Committee. Represents fees with respect to service for only a portion of the year, as Mr. Callagy became a director on May 2, 2022.

(5)

Includes $25,000 for serving as a director and $7,500 for serving as the chairperson of the Audit Committee. Represents fees with respect to service for only a portion of the year, as Mr. Castaneda became a director on May 2, 2022.

(6)	Includes $50,000 for serving as a director, $7,500 for serving as a member of the Audit Committee and $5,000 for serving as a member of the Compensation Committee.
(7)	Includes $50,000 for serving as a director and $5,000 for serving as a member of the Compensation Committee.
(8)

Includes $50,000 for serving as a director, $10,000 for serving as the chairperson of the Compensation Committee, $3,750 for serving as a member of the Audit Committee through the second quarter of 2022 and $5,000 for serving as a member of the Nomination and Governance Committee.

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Narrative to Director Compensation Table

The Company’s director compensation program is intended to attract and retain global talent to serve on the Company Board, taking into account the risks and responsibilities of being a director. The Company provides competitive director compensation through a combination of cash retainers and annual equity awards for non-employee members of the Company Board. In addition, the Company provides additional retainers for committee chairs and committee members given the additional time commitment, level of responsibility and skill set required for those roles. All directors are entitled to reimbursement of reasonable expenses incurred by them acting in their capacity as directors. The Company believes this approach will help to attract and retain strong members for the Company Board who will be able to fulfill their fiduciary responsibilities without competing interests. Any directors who are also employees of the Company will receive no additional compensation for their service on the Company Board.

Our current director compensation policy provides that each non-employee director will receive the following compensation for services on the Company Board and its committees, as applicable. RSUs vest over three years, with 33% vesting one year after the effective date and the remaining shares subject to RSUs to vest over eight equal quarterly installments.

•	All members on the Company Board other than the Chairman receive an annual cash retainer for services on the Company Board of $50,000 and an annual grant of RSUs valued at $65,000;

•

The Chairman of the Company Board receives an annual cash retainer of $75,000 and an annual grant of RSUs valued at $80,000, unless the Chairman is an employee of the Company (Mr. Datcher serves as the Chairman, but did not receive any additional compensation for his service in that role);

•	Committee chairpersons receive annual compensation as follows:

•	Audit Committee - $15,000 cash;

•	Compensation Committee - $10,000 cash; and

•	Nomination and Governance Committee - $10,000 cash;

•	Each non-chairperson committee member receives annual cash compensation in the amount of one-half the applicable committee chairperson.

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AUDIT COMMITTEE REPORT

The Audit Committee of the TPCO Board provides oversight to our financial reporting process through periodic meetings with our independent registered public accounting firm, internal auditors, and management. Our management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for issuing a report thereon. The Audit Committee, in carrying out its role, relies on our senior management and independent registered public accounting firm.

In connection with the preparation and filing of the Company’s Form 10-K for year ended December 31, 2022 (the “2022 Form 10-K”), the Audit Committee met, reviewed, and discussed with our management and with Marcum, our independent registered public accounting firm, our audited financial statements and related disclosures. Also, the Audit Committee discussed with Marcum the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

In addition, the Audit Committee has received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee concerning independence. The Audit Committee also has discussed with Marcum the independence of that firm as our independent registered public accounting firm. The Audit Committee has concluded that Marcum’s provision of audit and non-audit services to us is compatible with Marcum’s independence.

Based on the review and discussions described above, the Audit Committee recommended to the TPCO Board that our audited financial statements be included in the 2022 Form 10-K for filing with the SEC.

Respectfully submitted by the members of Audit Committee

Mark Castaneda (Chair)

Morgan Callagy

Al Foreman

The foregoing Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act, or the Exchange Act that might incorporate by reference future filings, including this Circular, in whole or in part, the foregoing Audit Committee Report shall not be incorporated by reference into any such filings

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons.

The following includes a summary of transactions since January 1, 2022, in which we have participated and any currently proposed transactions where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our Shares or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this Circular.

Leases with R&C Brown

Rich Brown, who controls R&C Brown, is the father-in-law of Daniel Neukomm, who is one of the Company’s directors. Furthermore, Mr. Neukomm’s spouse owns a minority interest in R&C Brown, which leases certain properties to Caliva. During the year ended December 31, 2022, R&C Brown received approximately $5.4 million in lease payments from Caliva. As of December 31, 2022, the amount R&C Brown would be entitled to receive over the remaining term of the leases on a net present value basis using a discount rate of approximately 13% totaled approximately $40.6 million, with the maximum expiry dates of the leases ranging from September 2027 to September 2037.

Roc Nation and SC Branding Agreements

To the Company’s knowledge, ROC Nation LLC (“Roc Nation”) was the beneficial holder of at least 5% of the Company’s Shares during the year ended December 31, 2022, such that certain agreements with Roc Nation and SC Branding, LLC (“SC Branding”), among others (collectively, with all related agreements, the “Roc Nation Agreements”), could be determined to be transactions with related persons.

For a detailed description of the Roc Nation Agreements, please see the applicable disclosure under headings, “OG Enterprises Branding Transaction,” “Brand Strategy Agreement,” “Roc Nation Agreement,” and “Modifications to Roc Nation Agreement and Brand Strategy Agreements,” see “Item 1. Business—General Development of the Business – The Parent Company” in The Parent Company 2022 Annual Report, included as Appendix P to this Circular.

Debt with the Company

There is no debt between any executive officer, director, employee or former executive officers of the Company and the Company.

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PROPOSAL 4 — AUDITOR APPOINTMENT PROPOSAL

The Audit Committee of the TPCO Board has recommended to the TPCO Board that Marcum be nominated for re-appointment by the TPCO Shareholders to serve as the Company’s auditor and independent registered public accounting firm for the fiscal year ended December 31, 2023, including to audit the consolidated financial statements of the Company as at and for the fiscal year ending December 31, 2023 (the “Marcum Nomination”), and the Board has approved the Marcum Nomination. Marcum has served as the Company’s auditor since July 5, 2022 and audited the Company’s consolidated financial statements as at and for the year ended December 31, 2022. Prior to the time, MNP LLP, Chartered Professional Accountants, Licensed Public Accountants (“MNP”) served as the independent registered public accounting firm of the Company

The Audit Committee is responsible for recommending to the TPCO Board the selection of the external auditor, considering independence and effectiveness, and review the fees and other compensation to be paid to the external auditor.

At the Meeting, TPCO Shareholders will be asked to approve a resolution appointing Marcum to serve as the Company’s auditors and independent registered public accounting firm for the fiscal year ending December 31, 2023 and to authorize the TPCO Board to fix Marcum’s remuneration. If the TPCO Shareholders do not appoint Marcum, Marcum will continue to hold office until a successor auditor is appointed.

A representative of Marcum is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

The members of the Audit Committee and the TPCO Board believe the re-appointment of Marcum, as our auditor and independent registered public accounting firm, is in the best interests of the Company and the TPCO Shareholders.

Principal Independent Accountant Fees and Services

The following table presents fees billed to the Company for the fiscal years ended December 31, 2022 and 2021 for professional services rendered by each of Marcum and MNP:

	Marcum		MNP
	2022	2021	2022	2021
Audit Fees	$416,868	--	$2,562,409	$3,070,860
Audit-Related Fees	--	--	--	--
Tax Fees	--	--	--	--
All Other Fees	--	--	--	--
Total Fees	$416,868	--	$2,562,409	$3,070,860

Audit fees. Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Audit-related fees. Audit-related fees consist of fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under “Audit Fees”.

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Tax fees. Tax fees consists of fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

 All other fees. All other fees consist of the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in the aforementioned categories.

Changes in Independent Registered Public Accounting Firm

On July 5, 2022 (the “Resignation Date”), MNP resigned as the independent registered public accounting firm of the Company.

The reports of MNP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020, and during the subsequent interim period through the Resignation Date, there were no disagreements with MNP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MNP, would have caused it to make reference thereto in its reports on the financial statements of the Company for such years.

During the fiscal years ended December 31, 2021 and December 31, 2020, and during the subsequent interim period through the Resignation Date, there were no “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K), except for the information relating to the Company’s internal control over financial reporting disclosed in Item 9A (Controls and Procedures) of the Company’s Form 10-K for the year ended December 31, 2021 filed with the SEC on March 31, 2022 (the “2021 Form 10-K”). As disclosed in Item 9A of the 2021 Form 10-K, in connection with the audit of the Company’s 2021 consolidated financial statements, the Company and MNP identified control deficiencies in the design and operation of the Company’s internal control over financial reporting that constituted a material weakness. In this regard, the Company did not design or maintain an effective control environment commensurate with financial reporting requirements. Specifically, the Company lacked a sufficient number of adequately skilled professionals to appropriately analyze, record and disclose accounting matters timely and accurately while maintaining appropriate segregation of duties. This reportable event was discussed among the Audit Committee and MNP. MNP has been authorized by the Company to respond fully to the inquiries of Marcum concerning this reportable event.

The Company provided MNP with a copy of the disclosure related to the above change of independent registered public accounting firm that was included in Item 4.01 of the Current Report on Form 8-K filed with the SEC on July 8, 2022 (the “July Form 8-K”) and requested that MNP furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether MNP agreed with the statements made by the Company in the July Form 8-K. MNP furnished the Company with a letter addressed to the SEC, dated July 8, 2022, stating that it agreed with the statements made in the July Form 8-K, a copy of which is filed as Exhibit 16.1 to the July Form 8-K. A copy of the July Form 8-K is attached to this Circular as Appendix E-II.

On July 5, 2022, the TPCO Board, based on the recommendation of the Audit Committee, engaged Marcum as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2022.

During the fiscal years ended December 31, 2021 and December 31, 2020, and during the subsequent interim period through July 5, 2022, neither the Company, nor anyone on its behalf, consulted Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

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Pre-approval Policies and Procedures

The Audit Committee Charter states that the Audit Committee should pre-approve all non-audit services (or delegate such pre-approval as the Audit Committee may determine and as permitted by applicable Canadian securities laws) to be provided by the external auditor. The Chair of the Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent registered public accounting firm.

THE TPCO BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AUDITOR APPOINTMENT PROPOSAL.

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HOUSEHOLDING

As permitted under the U.S. Exchange Act, in those instances where we are mailing a printed copy of this Circular, only one copy of this Circular is being delivered to shareholders that reside at the same address and share the same last name, unless such shareholders have notified TPCO of their desire to receive multiple copies of this Circular. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

TPCO will promptly deliver, upon written request, a separate copy of this Circular to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies and for separate copies in the future should be sent by mail to:

TPCO Holding Corp.

1550 Leigh Avenue

San Jose, CA 95125

Attention: Corporate Secretary

Shareholders residing at the same address and currently receiving multiple copies of this Circular may send a written request by mail to the address above to request that only a single copy of a proxy statement be mailed in the future.

If your shares are held in “street name,” you may contact your bank, broker, or other nominee to request information about householding.

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ADDITIONAL INFORMATION

TPCO files annual, quarterly and current reports, proxy statements and other information with the Canadian Securities Regulators under applicable Canadian Securities Laws and the SEC under the U.S. Exchange Act. TPCO’s public filings are also available in electronic format under TPCO’s profile on SEDAR at www.sedar.com and at the website maintained by the SEC at http://www.sec.gov. You can also review TPCO’s filings on its website at https://ir.theparent.co or obtain copies of such filings by writing to the Corporate Secretary of TPCO at 1550 Leigh Avenue, San Jose, California 95125 Attn: Corporate Secretary. The website address of SEDAR, the SEC and TPCO are included as inactive textual references only. Information included on or available through TPCO’s website is not, and will not be deemed to be, a part of this Circular.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of the TPCO Shares, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this Circular anyone who failed to file a timely required report during the most recent fiscal year.  During our fiscal year ended December 31, 2022, all Section 16(a) filing requirements were complied with, except for (i) one Form 4 for Michael Auerbach reporting issuance of TPCO Shares to Murphy Ofutt Common LLC on March 15, 2022 pursuant to the terms of the LCV Agreement pursuant to which we acquired LCV in connection with a tax deficiency holdback, which issuance was inadvertently reported late on a Form 4 that was filed on July 5, 2022; (ii) one Form 4 for Mike Batesole filed on a timely basis reporting the disposition of TPCO Shares associated with tax obligations on June 1, 2022, but mistakenly understated the number of shares disposed and mislabeled the transaction code as “F”, which was amended by a Form 4/A on August 30, 2022 to correctly state the number of shares disposed and the appropriate transaction code and (iii) one Form 3 for Morgan Callagy reporting his beneficial ownership of TPCO Shares as of June 22, 2022, which inadvertently understated the number of shares beneficially owned. Mr. Callagy filed an amended Form 3 on September 8, 2022 to correct his direct and indirect beneficial ownership of TPCO Shares.

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APPROVAL

The contents of this Circular and the sending thereof to each director of TPCO, each TPCO Shareholder entitled to notice of the Meeting to which this Circular relates and to the auditor of TPCO has been approved by the TPCO Board.

DATED at Toronto, Ontario as of this 12th day of May, 2023.

BY ORDER OF THE BOARD

/s/ Troy Datcher
Name: Troy Datcher
Title: Chief Executive Officer and Chairman of the Board
TPCO Holding Corp.

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CONSENT OF HYPERION CAPITAL INC.

To: The Board of Directors and the Special Committee of TPCO Holding Corp.

We refer to the fairness opinion dated February 21, 2023 (the “Fairness Opinion”) which we prepared for the Board of Directors and the Special Committee of TPCO Holding Corp. (“TPCO”) in connection with the proposed business combination involving TPCO, Gold Flora, LLC, Stately Capital Corporation, Gold Flora Corporation and Golden Grizzly Bear LLC. We consent to the filing of the Fairness Opinion in this information circular of TPCO dated May 12, 2023 (the “Information Circular”) with the applicable securities regulatory authorities, the inclusion of the Fairness Opinion and a summary of the Fairness Opinion in the Information Circular, and all references to the Fairness Opinion and our firm in the Information Circular.

The Fairness Opinion was given as at February 21, 2023 and remains subject to the assumptions qualifications and limitations contained therein. In providing our consent, we do not intend that any person other than the Board of Directors and Special Committee of TPCO shall be entitled to rely upon the Fairness Opinion.

/s/ Hyperion Capital Inc.

HYPERION CAPITAL INC.

Toronto, Ontario

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CONSENT OF INFOR FINANCIAL INC.

To:        The Board of Directors of TPCO Holding Corp.

We refer to the INFOR Financial Fairness Opinion which we prepared for the TPCO Board and the TPCO Special Committee in connection with the Transaction. We consent to the filing of the INFOR Financial Fairness Opinion in this Circular with the applicable securities regulatory authorities, the inclusion of the INFOR Financial Fairness Opinion and a summary of the INFOR Financial Fairness Opinion in this Circular, and all references to the INFOR Financial Fairness Opinion and our firm in this Circular.

The INFOR Financial Fairness Opinion was given as at February 20, 2023 and remains subject to the assumptions qualifications and limitations contained therein. In providing our consent, we do not intend that any person other than the TPCO Board and TPCO Special Committee shall be entitled to rely upon the INFOR Financial Fairness Opinion.

/s/ INFOR Financial Inc.

INFOR FINANCIAL INC.

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GLOSSARY

APPENDIX A

“2021 Form 10-K” means the Company’s Form 10-K for the year ended December 31, 2021 filed with the SEC on March 31, 2022.

“2022 Form 10-K” means the Company’s Form 10-K the year ended December 31, 2022 filed with the SEC on April 3, 2023.

“ACB” has the meaning ascribed to such term under the heading “Certain Canadian Tax Considerations”.

“Acquisition Proposal” means the solicitation, assistance, initiation, encouragement, or facilitation of any inquiry, proposal or offer, whether public or otherwise, that constitutes, or may reasonably be expected to constitute or lead to an TPCO Acquisition Proposal, Gold Flora Acquisition Proposal, or Stately Acquisition Proposal.

“Adjusted EBITDA” has the meaning ascribed to such term under the heading “The Business Combination Resolution - INFOR Financial Fairness Opinion”.

“AIP” has the meaning ascribed to such term under the heading “Compensation of Executives and Directors – Narrative Disclosure – Overview – Benchmarking”.

“Amalgamation” means the amalgamation of TPCO, Stately and Newco in connection with the Business Combination.

“Antitrust Law” means all Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, and the rules and regulations promulgated thereunder, including the HSR Act.

“Applicable California Law” means any and all present and future state and/or local statutes, ordinances, rules, regulations, permits, licenses, certificates, and judicial and/or administrative rulings, decisions and/or orders in any way applicable to the Parties, including, without limitation, the California Medicinal and Adult-Use Cannabis Regulation and Safety Act, BPC § 26000, et seq, any subsequent amendments thereto, and the rules and regulations adopted by the Department of Cannabis Control.

“Agreement and Plan of Merger” means the agreement and plan of merger entered into by TPCO, US Merger Sub and Gold Flora dated February 21, 2023 in the form attached as Schedule I to the Business Combination Agreement.

“Amended Debentures” means, collectively, certain Gold Flora Debentures being amended pursuant to the Amended Debenture Agreement.

“Amended Debenture Agreement” the amendments to the securities purchase agreements pursuant to which the Amended Debentures were issued and the amendment and restatement of each of the Amended Debentures to extend the maturity of the Amended Debentures, eliminate the automatic conversion of the Amended Debentures upon a liquidity event and to make such other changes as set forth in the amendments to the securities purchase agreements.

“Arrangement” means the plan of arrangement under the BCBCA involving, among others, TPCO, TPCO Shareholders, Gold Flora, the holders of membership units of Gold Flora, Stately and Newco.

“Arrangement Effective Date” means the date on which the all Arrangement Filings (as defined in the Business Combination Agreement) are filed with the Registrar (unless otherwise agreed to in writing by the Parties).

“Arrangement Effective Time” has the meaning specified in the Plan of Arrangement.

“Arrangement Resolution” means the resolution approving the Arrangement, the full text of which is set out in Appendix B-1 to the Circular.

“Articles” has the meaning ascribed to such term under the heading “Questions and Answers about the Meeting – How may I nominate director candidates for consideration at a meeting?”.

“Audit Committee” has the meaning ascribed to such term under the heading “Corporate Governance -Board Committees and Independence of Committee Members – Audit Committee”.

“Audit Committee Charter” has the meaning ascribed to such term under the heading “Corporate Governance -Board Committees and Independence of Committee Members – Audit Committee”.

“Auditor Appointment Proposal” has the meaning ascribed to such term under the heading “Questions and Answers about the Meeting – What items of business will be voted on at the Meeting?”.

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“Authorizations” means, with respect to any Person, any order, permit, approval, consent, waiver, licence, exemption, review, decision of, registration and filing with, or similar authorization of any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity having jurisdiction over the Person including, in respect of TPCO and Gold Flora and any of their respective Subsidiaries, pursuant to any Law or request or mandate of any Governmental Entity for the operation of the TPCO Business or the Gold Flora Business, including the Regulatory Licenses.

“Batesole Agreement” means the employment agreement by and between Mike Batesole and the Company, dated February 17, 2021, as amended on March 30, 2021 and May 20, 2021.

“Batesole Effective Date” as the meaning ascribed to such term under the heading “Compensation of Executives and Directors – Narrative Disclosure – Nonequity Incentive Plan Awards Pursuant to AIP –TPCO Equity Incentive Plan”.

“Batesole Initial Vesting Period” has the meaning ascribed to such term under the heading “Compensation of Executives and Directors – Narrative Disclosure – Nonequity Incentive Plan Awards Pursuant to AIP –TPCO Equity Incentive Plan”.

“Batesole Performance-based PSUs” has the meaning ascribed to such term under the heading “Compensation of Executives and Directors – Narrative Disclosure – Nonequity Incentive Plan Awards Pursuant to AIP –TPCO Equity Incentive Plan”.

“Batesole Profitability-based PSUs” has the meaning ascribed to such term under the heading “Compensation of Executives and Directors – Narrative Disclosure – Nonequity Incentive Plan Awards Pursuant to AIP –TPCO Equity Incentive Plan”.

“BCBCA” means the Business Corporations Act (British Columbia)

“Broadridge” means Broadridge Investor Communications Corporation.

“Business Combination” means the business combination involving TPCO, Gold Flora, Stately, Newco and US Merger Sub in accordance with the terms and conditions of the Business Combination Agreement and Agreement and Plan of Merger;

“Business Combination Agreement” means the business combination agreement entered into among TPCO Holding Corp., Gold Flora, LLC, Stately Capital Corporation, Gold Flora Corporation, and Golden Grizzly Bear LLC Merger LLC dated February 21, 2023.

“Business Combination Resolution” means the resolution approving the Business Combination, the full text of which is set out in Appendix B-1 to the Circular

“By-Laws” means the by-laws of the Resulting Issuer attached as Appendix N to the Circular.

“Caliva Agreement” has the meaning ascribed to such term under the heading “Proposal 3 – Director Election Proposal – Nomination Rights Agreement”.

“Caliva Earnout Shares” has the meaning ascribed to such term under the heading “Proposal 3 - Director Election Proposal -Nomination Rights Agreement”.

“Canada-U.S. Treaty” means the Canada-United States Tax Convention (1980)

“Canadian Securities Laws” means the Securities Act (British Columbia), the Securities Act (Ontario) and any other applicable Canadian provincial or territorial securities Laws.

“Canadian Securities Regulators” means the securities commissions or similar securities regulatory authorities in each of the provinces and territories of Canada, other than Quebec.

“Cannabis Goods” means packaged cannabis, cannabis biomass and/or manufactured cannabis products.

“CDS” means CDS & Co.

“CEO” means Chief Executive Officer.

“CEO Event” has the meaning ascribed to such term under the heading “Proposal 3 – Director Election Proposal - Nomination Rights Agreement”.

“Certificate of Incorporation” means the certificate of incorporation of the Resulting Issuer as set out under Appendix M.

“Certificate of Merger” means the certificate of merger filed with the Secretary of State of the State of California thereby consummating the Merger.

“CFO” means Chief Financial Officer.

“Change of Control” has the meaning assigned to such term in the TPCO Equity Incentive Plan.

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“Circular” means the proxy statement and management information circular dated May 12, 2023.

“Code of Ethics” has the meaning ascribed to such term under the heading “Corporate Governance – Code of Business Conduct and Ethics”.

“Company” means TPCO Holding Corp.

“Company Personnel” has the meaning ascribed to such term under the heading “Corporate Governance – Anti-Hedging & Insider Trading Policy”.

“Comparable Companies” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Hyperion Financial Fairness Opinion”.

“Comparable Companies Trading Analysis” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Hyperion Financial Fairness Opinion”.

“Compensation Committee” has the meaning ascribed to such term under the heading “Corporate Governance -Board Committees and Independence of Committee Members – Compensation Committee”.

“Compensation Committee Charter” has the meaning ascribed to such term under the heading “Corporate Governance -Board Committees and Independence of Committee Members – Compensation Committee”.

“Concurrent Financing” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution- Concurrent Financing”.

“Concurrent Financing Documents” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution – Concurrent Financing”.

“Constating Documents” means, with respect to any entity, the articles or certificate of incorporation, formation, amalgamation or continuation, as applicable, and the operating or limited liability company agreements, shareholders agreements, by-laws, or similar organizational documents, as applicable, and all amendments thereto, of such entity.

“Contract” means any legally binding agreement, commitment, engagement, contract, franchise, licence, obligation or undertaking (written or oral), and any amendment, exhibit, schedule or appendix thereof, to which any Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or affected or to which any of their respective properties or assets is subject.

“COO” means Chief Operating Officer.

“Court” means the Supreme Court of British Columbia.

“Covered Personnel” has the meaning ascribed to such term under the heading “Corporate Governance – Code of Business Conduct and Ethics”.

“CRA” means the Canadian Revenue Agency.

“Datcher Agreement” means the employment agreement by and between Tory Datcher and the Company dated August 10, 2021.

"Datcher Performance-based PSUs" has the meaning ascribed to such term under the heading “Compensation of Executives and Directors – Narrative Disclosure – Nonequity Incentive Plan Awards Pursuant to AIP –TPCO Equity Incentive Plan”.

"Datcher Profitability-based PSUs" has the meaning ascribed to such term under the heading “Compensation of Executives and Directors – Narrative Disclosure – Nonequity Incentive Plan Awards Pursuant to AIP – TPCO Equity Incentive Plan”.

“December Offeror” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Background to the Transaction”.

“Dentons” means Dentons Canada LLP

“Dentons US” means Dentons US LLP

“DGCL” means the Delaware General Corporation Law.

“Director Election Proposal” means the proposal of the TPCO Board to elect the seven (7) named persons in the Circular to join the TPCO Board for the ensuring year.

“Dissenting Non-Resident Shareholders” has the meaning ascribed to such term under the heading “Certain Canadian Tax Considerations - Holders Resident in Canada – TPCO Dissenting Shareholders”.

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“Dissent Notice” means the written notice of dissent of a Registered Holder to the Business Combination Resolution or Domestication Resolution, submitted to TPCO, in accordance with the Dissent Procedures.

“Dissent Procedures” means the dissent procedures, as set forth in Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order.

“Dissenting Resident Shareholders” has the meaning ascribed to such term under the heading “Certain Canadian Tax Considerations -Holders Not Resident in Canada – Domestication”.

“Dissent Rights” means the rights of dissent in respect of the Arrangement and the Domestication granted to the Registered Holders, as described in the Plan of Arrangement.

“Dissenting Shares” means TPCO Shares or Stately Shares in respect of which a TPCO Dissenting Shareholder or Stately Dissenting Shareholder, as applicable, has validly exercised Dissent Rights.

“Dissenting TPCO Shareholder” means a TPCO Shareholder who validly exercises their Dissent Rights in connection with the Transaction.

“Diversity Policy” has the meaning ascribed to such term under the heading “Corporate Governance – Policies with Respect to Director Nominees – Our Diversity Policy”.

“Documents” has the meaning ascribed to such term under the heading “Questions and Answers about the Meeting – Why am I receiving these materials?”.

“DOJ” means the United States Department of Justice.

“Domestication” means when Gold Flora Corporation continues out of the laws of British Columbia and then domesticates under the laws of the State of Delaware.

“Domestication Resolution” means the resolution approving the continuance from British Columbia to the State of Delaware, the full text of which is set out in Appendix B-2 to the Circular.

“EBIDTA” means earnings before interest, taxes, depreciation and amortization.

“EDGAR” means the Electronic Data Gathering, Analysis and Retrieval internal data base system.

“Effective Date” means the Arrangement Effective Date and the Merger Effective Date.

“Employee Plan” means any "employee benefit plan" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974) and all other health, welfare, supplemental unemployment benefit, change of control, bonus, profit sharing, option, insurance, compensation, incentive, incentive compensation, deferred compensation, share purchase, share compensation, disability, pension, vacation, severance or termination pay, retirement or retirement savings plans, or other employee benefit plans, policies, trusts, funds, agreements or arrangements for the benefit of employees, former employees, directors or former directors of a Party or any of its Subsidiaries, which are maintained by or binding upon such Party or any of its Subsidiaries or in respect of which such Party or any of its Subsidiaries has an actual or contingent liability excluding all obligations for severance and termination pursuant to a statute.

“EV” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Hyperion Financial Fairness Opinion”.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“FHSA” means the first home savings account.

“Federal Cannabis Laws”means any United States federal laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 801 et seq., the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another's felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957 and 1960, and the regulations and rules promulgated under any of the foregoing.

“Final Order” means the final order of the Court made pursuant to section 291 of the BCBCA, in a form acceptable to each of TPCO, Stately (to the extent the provisions of Section 2.9(c) of the Business Combination Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably, approving the Arrangement, as such order may be amended by the Court with the consent of TPCO, Stately (to the extent the provisions of Section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable) and Gold Flora, such consent, in each case, not to be unreasonably withheld, conditioned or delayed, at any time prior to the Arrangement Effective Date, or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended, on appeal, provided that any such amendment is acceptable to each of TPCO, Stately (to the extent the provisions of Section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably.

“FTC” means the U.S. Federal Trade Commission.

“GF Investco” means GF Investco Inc., a Nevada corporation that holds convertible debentures of Gold Flora.

“GF Investco2” means GF Investco2 Inc., a Nevada corporation that holds convertible debentures and warrants of Gold Flora.

“GF Investco Merger” means the merger pursuant to the GF Investco Merger Agreement.

“GF Investco Merger Agreement” means the Agreement and Plan of Merger among Newco, US Merger Sub2 and GF Investco, dated February 21, 2023, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“GF Investco2 Merger” means the merger pursuant to the GF Investco2 Merger Agreement.

“GF Investco2 Merger Agreement” means the Agreement and Plan of Merger among Newco, US Merger Sub3 and GF Investco2, dated February 21, 2023, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“GF Investco2 Warrants” means the common share purchase warrants of GF Investco2.

“Gold Flora” means Gold Flora, LLC.

“Gold Flora Acquisition Proposal” means, with respect to Gold Flora, other than the transactions contemplated by the Business Combination Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons "acting jointly or in concert" (within the meaning of National Instrument 62-104 – Take-Over Bids and Issuer Bids), other than TPCO (or its affiliates), after the date of the Business Combination Agreement relating to:

(1) any sale or disposition (or any license, lease, long-term supply agreement or other arrangement having the same economic effect as a sale or disposition), direct or indirect, in a single transaction or a series of related transactions, of assets of Gold Flora or any of its Subsidiaries (including voting, equity or other securities of its Subsidiaries) or alliance, joint venture, partnership or similar transaction representing twenty percent (20%) or more of the consolidated assets or contributing twenty percent (20%) or more of the consolidated revenue of Gold Flora and its Subsidiaries, or of twenty percent (20%) or more of the voting or equity securities (or rights or interests in such voting or equity securities and/or securities convertible into or exercisable or exchangeable for voting or equity securities) of Gold Flora or any of its Subsidiaries based on the most recent annual consolidated financial statements of Gold Flora;

(2) any direct or indirect take-over bid, exchange offer, issuance of securities or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning or exercising control or direction over or having the right to acquire twenty percent (20%)  or more of any class of voting or equity securities of Gold Flora or any of its Subsidiaries whose assets represent twenty percent (20%)  or more of the consolidated assets, or contribute twenty percent (20%)  or more of the consolidated revenue, of Gold Flora and its Subsidiaries based on the most recent annual consolidated financial statements of Gold Flora (including securities convertible or exercisable or exchangeable for voting or equity securities of Gold Flora or any of its Subsidiaries whose assets represent twenty percent (20%)  or more of the consolidated assets, or contribute twenty percent (20%)  or more of the consolidated revenue, of Gold Flora and its Subsidiaries based on the most recent annual consolidated financial statements of Gold Flora) on a fully-diluted basis;

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(3) any plan of arrangement, merger, amalgamation, consolidation, share exchange, debt exchange, business combination, reorganization, joint venture, exclusive license, partnership or similar transaction, recapitalization, liquidation, dissolution or winding up or similar transaction involving Gold Flora or any of its Subsidiaries whose assets represent twenty percent (20%) or more of the consolidated assets, or contribute twenty percent (20%) or more of the consolidated revenue, of Gold Flora and its Subsidiaries based on the most recent annual consolidated financial statements of Gold Flora; or

(4) any other similar transaction or series of transactions involving Gold Flora or any of its Subsidiaries.

“Gold Flora Business” means the business historically conducted by Gold Flora and/or its Subsidiaries, including all activities and products processed under or using Gold Flora Intellectual Property Rights (as defined in the Business Combination Agreement).

“Gold Flora Business Assets” means all tangible and intangible assets, properties, Authorizations, rights or other privileges owned (either directly or indirectly), leased, licensed, loaned, operated or being developed or used, including all vendor lists, customer lists, Intellectual Property and related technologies, real property, fixed assets, facilities, equipment, inventories and accounts receivable, by Gold Flora and any of its Subsidiaries in connection with the Gold Flora Business.

“Gold Flora Change in Recommendation” means that the Gold Flora board of directors (i) fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, the Gold Flora Board Recommendation (as defined in the Business Combination Agreement), (ii) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend or takes no position or a neutral position, in each case with respect to a publicly announced, or otherwise publicly disclosed, Gold Flora Acquisition Proposal for more than five (5) Business Days, (iii) accepts, approves, endorses, recommends or executes or enters into or publicly proposes to accept, approve, endorse, recommend or execute or enter into any agreement, letter of intent, understanding or arrangement relating to a Gold Flora Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a Gold Flora Acquisition Proposal; or (iv) fails to publicly reaffirm the Gold Flora Board Recommendation (without qualification) within five (5) Business Days after having been requested in writing by TPCO to do so.

“Gold Flora Consideration” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution – Purpose of the Transaction”.

“Gold Flora Consideration Shares” means the Resulting Issuer Shares to be issued as the Gold Flora Consideration pursuant to the Merger.

“Gold Flora Convertible Securities” means (i) Gold Flora Debentures; and (ii) the Gold Flora Equity Rights.

“Gold Flora Data Room” means the material contained in the virtual data room established by Gold Flora as at 11:59 p.m. (Vancouver time) on February 20, 2023, the index of documents of which is appended to the Gold Flora Disclosure Letter.

“Gold Flora Debentures” means, collectively the unsecured convertible debentures issued by Gold Flora to the holders thereof due on September 30, 2023, December 31, 2023,  February 25, 2024, February 22, 2022, and June 30, 2023.

“Gold Flora Delaware Shares” means the shares of Gold Flora Delaware common stock, par value US$0.01  per share.

"Gold Flora Employee(s)" means all officers and employees of Gold Flora and its Subsidiaries, including unionized, non-unionized, part-time, full-time, active and inactive employees.

"Gold Flora Equity Rights" means the right to receive Gold Flora Membership Units issued to certain Persons pursuant to the equity rights agreement dated October 28, 2021 between Gold Flora and such Persons.

“Gold Flora Material Contract” means, with respect to Gold Flora, any Contract: (i) that if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Material Adverse Effect on Gold Flora; (ii) relating directly or indirectly to the guarantee of any liabilities or obligations or to indebtedness for borrowed money in excess of $500,000 in respect of Gold Flora; (iii) restricting, or which may in the future restrict, the incurrence of indebtedness by Gold Flora or any of its Subsidiaries (including by requiring the granting of an equal and rateable Lien) or the incurrence of any Liens on any properties or assets of Gold Flora or any of its Subsidiaries, or restricting, or which may in the future restrict, the payment of dividends by Gold Flora, in each case, in any material respect; (iv) relating to the purchase or sale of materials, supplies, equipment or services involving payments, individually or in the aggregate, in excess of $500,000 annually or $2,500,000 over the life of the Contract by Gold Flora or any of its Subsidiaries; (v) providing for the establishment, investment in, organization, formation or governance of any joint venture, limited liability company, strategic alliance, partnership or sharing of profits, revenue or proprietary information or similar arrangement that creates an exclusive dealing arrangement or right of first offer or refusal that materially limits Gold Flora's business or that of any of its Subsidiaries; (vi) that contains any exclusivity or non-solicitation obligations of Gold Flora or any of its Subsidiaries (other than customary employee non-solicitation obligations contained in confidentiality or non-disclosure agreements entered into in the Ordinary Course); (vii) providing for severance or change in control payments in excess of $250,000; (viii) providing for the purchase, sale or exchange of, or option to purchase, sell or exchange, any property or asset other than inventory in the Ordinary Course where the purchase or sale price or agreed value or fair market value of such property or asset exceeds $1,000,000 in respect of Gold Flora; (ix) that limits or restricts in any material respect (A) the ability of Gold Flora or any of its Subsidiaries to engage in any line of business or carry on business in any geographic area, (B) the ability of Gold Flora or any of its Subsidiaries to solicit or hire any Person, or (C) the scope of Persons to whom Gold Flora or any of its Subsidiaries may sell products or deliver services; (x) that gives another Person the right to purchase or license an unlimited quantity or volume of Gold Flora's products or services (or licenses to Gold Flora's products or services) for a fixed aggregate price at no additional charge, or under which Gold Flora grants most-favoured customer pricing, rights of first refusal or similar rights or terms to any Person; or (xi) any Lease with annual costs exceeding $500,000.

“Gold Flora Membership Unit” means the membership interests and units in the capital of Gold Flora.

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“Gold Flora Required Approvals” means the approval of the Merger Resolution by the requisite majority of the Gold Flora Securityholders in compliance with applicable Law, the organizational documents of Gold Flora and any other applicable contract, document or instrument governing Gold Flora.

“Gold Flora Securityholders” means the registered or beneficial holders of Gold Flora Membership Units, as the context requires.

“Gold Flora Reorganization” means the reorganization of Gold lora’s issued and outstanding securities as further described in Section 6.2910(g) of the Gold Flora Disclosure Letter.

“Gold Flora Representatives” means any officer, director, employee, representative (including any financial or other adviser) or an agent of Gold Flora or any of its Subsidiaries.

“Gold Flora Termination Fee” means US$4,000,000.

“Gold Flora Warrants” means the outstanding warrants of Gold Flora to purchase Gold Flora Membership Units.

“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision, agent or authority of any of the foregoing, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (iv) any stock exchange, including the NEO.

“HLC” has the meaning ascribed to such term in Appendix F – Information Concerning Gold Flora under the heading “General Development of the Business – Three Year History – Fiscal year 2021”.

"HSR Act Expiration" means, in respect of the transactions contemplated by the Business Combination Agreement, the expiry, waiver or termination of any applicable waiting periods and any extensions thereof under the HSR Act.

“Hyperion” means Hyperion Capital Inc.

“Hyperion Engagement Letter” means the engagement letter agreement dated July 14, 2022, as amended by an amending agreement dated January 18, 2023, by and between Hyperion and TPCO in connection with the Hyperion Financial Opinion.

“Hyperion Fairness Opinion means the fairness opinion prepared by Hyperion dated February 21, 2023 which provides that the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction was fair, from a financial point of view, to the TPCO Shareholders.

“INFOR Financial” means INFOR Financial Inc.

“INFOR Financial Engagement Letter” means the engagement letter agreement dated January 18, 2023 by and between INFOR Financial and TPCO in connection with the INFOR Financial Opinion.

“INFOR Financial Fairness Opinion” means the fairness opinion prepared by INFOR Financial dated February 20, 2023 which provides that the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction was fair, from a financial point of view, to the TPCO Shareholders.

 “Initial Newco Share” means the one (1) common share in the capital of Newco issued to the Initial Newco Shareholder on or shortly following the incorporation of Newco.

“Initial Newco Shareholder” means Troy Datcher, the holder of the Initial Newco Share.

“Initial Third Parties” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Background to the Transaction”.

“Insider Trading Policy” has the meaning ascribed to such term under the heading “Corporate Governance – Anti-Hedging & Insider Trading Policy”.

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“Intellectual Property” means domestic and foreign: (i) issued patents, applications for patents (whether provisional or non-provisional), including reissues, divisional, continuations, re-examinations, renewals, extensions and continuations-in-part of patents or patent applications, and other Governmental Entity-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models); (ii) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (iii) copyrights and works of authorship, and all registrations and applications and renewals for any copyrights or works of authorship; (iv) mask works, mask work registrations and applications for mask work registrations; (v) designs, design registrations, design registration applications and integrated circuit topographies; (vi) trade names, business names, corporate names, domain names, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade-mark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (vii) Software; (viii) any other intellectual property and industrial property; and (ix) all rights to any legal proceedings of any nature available to or being pursued to the extent related primarily or exclusively to the foregoing, whether accruing before, on or after the date hereof.

“Interim Order” interim order of the Supreme Court of British Columbia dated May 12, 2023.

“Intermediary” or “Intermediaries” has the meaning ascribed to such term under the heading “Questions and Answers about the Meeting – Why am I receiving these materials?”.

“July Form 8-K” has the meaning ascribed to such term under the heading “Proposal 4 – Auditor Appointment Proposal – Changes in Independent Registered Public Accounting Firm”.

“Key Authorizations” means (i) the approval of the NEO Exchange with regard to the Transaction and the issuance and listing of the Consideration Shares issuable pursuant thereto and (ii) the HSR Act Expiration.

“Key Parties” means TPCO, Gold Flora and Newco and "Key Party" means any of them, as the context requires.

“Law” means, with respect to any Person, any and all applicable law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, notice, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.

“LCV Agreement” means has the meaning ascribed to such term under the heading “Proposal 3 – Director Election Proposal – Nomination Rights Agreement”.

“Legacy Plans” means, collectively: (i) the CMG Partners, Inc. 2019 Stock Option and Grant Plan, and (ii) the Amended and Restated 2018 Equity Incentive Plan of Left Coast Ventures, Inc.

“Lien” means any mortgage, charge, pledge, hypothecation, security interest, prior claim, encroachments, option, right of first refusal or right of first offer, occupancy right, possessory right, covenant, assignment, lien (statutory, inchoate or otherwise), defect of title, restriction, adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute.

"Locked-Up Securities" has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Voting Support and Lock-Up Agreements”.

“Locked-Up Shareholder” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Voting Support and Lock-Up Agreements”.

“LOI” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Background to the Transaction”.

“LTM” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Hyperion Financial Fairness Opinion”.

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Majority Voting Policy” has the meaning ascribed to such term under the heading “Questions and Answers about the Meeting – What Vote is required to approve the Transaction?”.

“Majority Withhold Vote” has the meaning ascribed to such term under the heading “Questions and Answers about the Meeting – What Vote is required to approve the Transaction?”.

“Marcum” means Marcum LLP.

“Matching Period” means five (5) Business Days.

“Material Adverse Effect” means, in respect of a Party, as applicable, any change, event, occurrence, effect, state of facts or circumstance that, individually or in the aggregate with other such changes, events, occurrences, effects, state of facts or circumstances, is or would reasonably be expected to be material and adverse to the business, operations, results of operations, assets, properties, capitalization, financial condition, liabilities (contingent or otherwise) or cash flows of such Party and its Subsidiaries, and, as it relates to TPCO, the TPCO Business, and, as it relates to Gold Flora, the Gold Flora Business, in each case taken as a whole, except any such change, event, occurrence, effect or circumstance resulting from:

(a) general conditions in the cannabis industry or markets in which the Party and its Subsidiaries operate;

(b) any change in global, national or regional political conditions (including military action and the outbreak or escalation of war or acts of terrorism) or in general economic, business, regulatory, political or market conditions or in national or global financial, banking or capital markets;

(c) any adoption, proposal, implementation or change in Law or any interpretation of Law by any Governmental Entity;

(d) any change in U.S. GAAP or other applicable accounting standard;

(e) any natural disaster or epidemic, pandemic or disease outbreak (including the COVID-19 virus or public health emergencies as declared by the World Health Organization);

(f) the failure of the Party to meet any internal or published projections, forecasts, guidance or estimates of revenues or earnings or other financial or operating metrics for any period (it being understood that the cause underlying any such failure may be taken into account in determining whether a Material Adverse Effect has occurred, to the extent not otherwise excepted by another clause of this definition);

(g) the announcement or disclosure of the Business Combination Agreement;

(h) any action taken (or omitted to be taken) by the Party that is consented to by the other Key Parties expressly in writing;

(i) with respect to TPCO, any matter which has been disclosed by TPCO in the TPCO Disclosure Letter and/or TPCO Filings;

(j) with respect to Gold Flora, any matter which has been disclosed by Gold Flora in the Gold Flora Disclosure Letter;

(k) any action taken (or omitted to be taken) upon the written request of the other Key Parties; or

(l) any change in the market price or trading volume of any securities of the Party (it being understood that the causes underlying such change in market price may be taken into account in determining whether a Material Adverse Effect has occurred, to the extent not otherwise excepted by another clause of this definition),

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provided, however, that with respect to clauses (a) through to and including (e), such matter does not have a materially disproportionate effect on the Party and its Subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the industry or markets in which the Party and/or its Subsidiaries operate, and unless expressly provided in any particular section of the Business Combination Agreement, references in certain sections of the Business Combination Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a "Material Adverse Effect" has occurred.

“Meeting” has the meaning ascribed to such term under the heading “TPCO Holding Corp. Proxy Statement and Management Information Circular”.

“Merger” means the reverse triangular merger between the Resulting Issuer, US Merger Sub and Gold Flora pursuant to the terms and conditions of the Business Combination Agreement and the Agreement and Plan of Merger.

“Merger Effective Date” means the date on which the Merger is deemed to be effective, which date shall be the same date as the Arrangement Effective Date.

“Merger Effective Time” means the time on the Arrangement Effective Date that is after the Arrangement Effective Time and the effective time of the Domestication but no later than 11:59 p.m. on the Arrangement Effective Date.

“Merger Resolution” means the written consent (or approval at a duly called meeting of Gold Flora Members) of the Gold Flora Members approving the Agreement and Plan of Merger and the Merger (together with any other matters that require the approval of the Gold Flora Members in connection with the transactions contemplated under the Business Combination Agreement).

“MergerSub 1” means GFI Acquisition Inc., a Nevada corporation and a direct wholly-owned subsidiary of Newco.

“MergerSub 2” means GFI2 Acquisition Inc., a Nevada corporation and a direct wholly-owned subsidiary of Newco.

“Milestones” has the meaning ascribed to such term under the heading “Compensation of Executives and Directors – Narrative Disclosure – Nonequity Incentive Plan Awards Pursuant to AIP –TPCO Equity Incentive Plan”.

“Misrepresentation” means an untrue statement of a material fact or an omission to state a material fact that is required to be stated or necessary to prevent a statement that is made from being false or misleading in light of the circumstances in which it was made.

“MNP” means MNP LLP, Chartered Professional Accountants.

“Newco” means Gold Flora Corporation.

“Newco Share” means the common shares in the capital of Newco.

“NGC” has the meaning ascribed to such term under the heading “Questions and Answers about the Meeting – What Vote is required to approve the Transaction?”.

“NGC Charter” has the meaning ascribed to such term under the heading “Corporate Governance -Board Committees and Independence of Committee Members – Nomination and Governance Committee”.

“Nomination Rights Agreement” has the meaning ascribed to such term under the heading “Proposal 3 – Director Election Proposal - Nomination Rights Agreement”.

“Nominees” means the seven (7) director nominees to be elected at the Meeting set out under the heading “Proposal 3 – Director Election Proposal - Nomination Rights Agreement”.

“Non-Refusing Party” means the Party not refusing to consummate the transactions contemplated by the Business Combination Agreement.

“Non-Registered TPCO Shareholders” has the meaning ascribed to such term under the heading “Questions and Answers about the Meeting – Why am I receiving these materials?”.

“NTM” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Hyperion Financial Fairness Opinion”.

“Officer Conditions” means: (i) such executive officer shall have such skills and experience reasonably consistent with other individuals who hold similar positions on companies listed on the NEO Exchange or any other stock exchange on which the Resulting Issuer Shares are then listed; (ii) such executive officer must meet the qualification requirements to serve as an executive officer under the DGCL (or any equivalent statute of a jurisdiction to which the Resulting Issuer has been continued or under which it is otherwise governed), Securities Laws and the rules of the NEO Exchange or any other stock exchange on which the Resulting Issuer Shares are then listed; (iii) such executive officer shall have received all such approvals as may be required to be obtained from any Governmental Entity with oversight over the business of the Resulting Issuer; and (iv) such executive officer must not be of Ill Repute.

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“OG Agreement” means the transaction agreement dated November 24, 2020 by and among TPCO, CMG Partners, Inc., OG Enterprises Branding, Inc., SC Vessel 1, LLC and SC Branding, LLC.

“Ordinary Course” means, with respect to an action taken by a Party or its Subsidiary, that such action is consistent with the past practices of such Party or such Subsidiary and is taken in the ordinary course of the normal day-to-day operations of the business of such Party or such Subsidiary, but excludes non-arm's length transactions.

“Outside Date” means, subject to Section 4.14(2) of the business Combination Agreement, October 31, 2023, or such later date as may be agreed to in writing by the Key Parties.

“Parent Company 2022 Annual Report” has the meaning ascribed to such term under the heading “Questions and Answers about the Meeting – How may I obtain financial and other information about the Company?”.

“Parent Company 2022 Form 10-K” has the meaning ascribed to such term under the heading “Questions and Answers about the Meeting – How may I obtain financial and other information about the Company?”.

“Parties” means TPCO, Gold Flora, Stately, Newco and US Merger Sub and "Party" means any of them, as the context requires.

“Payout Value” means the payout value of the Dissenting Shares held by a TPCO Dissenting Shareholder, all in compliance with the Dissent Procedures;

“PCAOB” has the meaning ascribed to such term under the heading “Audit Committee Report”.

“Permitted Lien” means, in respect of a Party or any of their respective Subsidiaries, any one or more of the following:

(a)	Liens for Taxes which are not yet due or delinquent or that are being properly contested in good faith by appropriate proceedings and for which adequate provisions have been made in accordance with U.S. GAAP in the most recent financial statements of such Party or Subsidiary;
(b)	Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of the construction, maintenance, repair or operation of the business assets of the applicable Party provided that such Liens are related to obligations not past due or delinquent, are not registered against title to any of the business assets of the applicable Party and in respect of which adequate holdbacks are being maintained as required by applicable Law;
(c)	the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, license, franchise, grant or permit of such Party or its Subsidiaries, to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition of their continuance;
(d)	easements, servitudes, restrictions, restrictive covenants, rights of way, licenses, permits and other similar rights in real or immovable property that in each case do not materially detract from the value or materially interfere with the use of the real or immovable property subject thereto;
(e)	zoning and building by-laws and ordinances, regulations made by public authorities that in each case do not materially detract from the value or materially interfere with the use of the real or immovable property subject thereto;
(f)	with respect to TPCO, Liens listed and described in the TPCO Disclosure Letter; and
(g)	with respect to Gold Flora, the Financing Facility and Liens listed and described in the Gold Flora Disclosure Letter.

“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

“Petition” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution – Court Approval of Arrangement and Completion of the Transaction”.

“Plan of Arrangement” means the plan of arrangement implementing the Arrangement attached as Schedule A to Appendix C to this Circular.

“PUC” means paid up capital.

“Qualifying Transaction” has the meaning ascribed to such term under the heading “Proposal 3 – Director Election Proposal - Nomination Rights Agreement”.

“Record Date” means May 8, 2023.

“Refusing Party” means the Party refusing to consummate the transactions contemplated by the Business Combination Agreement.

“Redemption Amount” has the meaning set forth in Section 3.1.2(e) of the Plan of Arrangement.

“Registered TPCO Shareholder” means, as applicable, the person whose name appears on the register of TPCO as the owner of TPCO Shares.

“Registrar” means the Registrar of Companies appointed pursuant to section 400 of the BCBCA.

“Registration Event” has the meaning set forth under the heading “Proposal 1 – The Business Combination Resolution – Covenants of the Parties – Section 3(a)(10) Exemption”.

“Regulatory Licences” has the meaning ascribed to such term under the heading “Regulatory matters – U.S. Antitrust Matters”.

“Required Shareholder Approval” has the meaning ascribed to such term under the heading “Summary of Information - Approval of TPCO Shareholders Required for the Transaction”.

“Resignation Date” has the meaning ascribed to such term under the heading “Proposal 4 – Auditor Appointment Proposal – Changes in Independent Registered Public Accounting Firm”.

“Response to Petition” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution – Court Approval of Arrangement and Completion of the Transaction”.

“Resulting Issuer” means Gold Flora Corporation following the Domestication.

“Resulting Issuer Board” means the board of directors of the Resulting Issuer.

“Resulting Issuer Equity Incentive Plan” means the Gold Flora Corporation 2023 Equity Incentive Plan.

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“Resulting Issuer Preferred Shares” means the preferred shares in the capital of the Resulting Issuer.

“Resulting Issuer Share” means the common shares in the capital of the Resulting Issuer.

“Resulting Issuer Shareholder” means the registered or beneficial holders of Resulting Issuer Shares, as the context requires.

“Revised LOI” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Background to the Transaction”.

“Roc Nation” has the meaning ascribed to such term under the heading (Proposal 3 – Director Election Proposal – Roc Nation and SC Branding Agreements”).

“Roc Nation Agreements” has the meaning ascribed to such term under the heading (Proposal 3 – Director Election Proposal – Roc Nation and SC Branding Agreements”).

“SC Branding” has the meaning ascribed to such term under the heading (Proposal 3 – Director Election Proposal – Roc Nation and SC Branding Agreements”).

“Sale Event” means the closing of any of the following: (A) any transaction (which shall include a series of transactions occurring within sixty days or occurring pursuant to a plan) that has the result that TPCO shareholders immediately before such transaction cease to own at least fifty-one percent (51%) of the TPCO Shares, or of any entity that results from the participation of TPCO in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction, (B) a sale or exchange of all or substantially all of the assets of the Company, or (C) a plan of merger, consolidation, reorganization, liquidation or dissolution in which the TPCO does not survive.

“SEC” means the Securities and Exchange Commission.

“Second Request” has the meaning ascribed to such term under the heading “Regulatory matters – U.S. Antitrust Matters”;

“Section 3(a)(10) Exemption” means the exemption from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof.

“Securities Authorities” means the Ontario Securities Commission, the Securities and Exchange Commission, any U.S. state securities authorities, commissions or regulators, and the applicable securities commission or securities regulatory authority of each of the other provinces and territories of Canada.

“Securities Laws” means: (i) the Securities Act (Ontario) and any other applicable Canadian provincial or territorial securities laws, rules and regulations and published policies thereunder; (ii) the U.S. Securities Act and the U.S. Exchange Act; (iii) U.S. state securities Laws, in each case, to the extent applicable; and (iv) the policies, rules and regulations of the NEO Exchange.

“SEDAR” means the System for Electronic Document Analysis and Retrieval.

“Senior Management” has the meaning ascribed to such term under the heading “Corporate Governance -Board Committees and Independence of Committee Members – Compensation Committee”.

“Staff Notice 51-352” means Staff Notice 51-352 –Issuers with U.S. Marijuana-Related Activities.

“Stately” means Stately Capital Corporation.

“Stately Acquisition Proposal” means, with respect to Stately, other than the transactions contemplated by the Business Combination Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons "acting jointly or in concert" (within the meaning of National Instrument 62-104 – Take-Over Bids and Issuer Bids), other than TPCO, Gold Flora or Newco (or their affiliates), after the date of the Business Combination Agreement relating to:

(a) any sale or disposition (or any license, lease, long-term supply agreement or other arrangement having the same economic effect as a sale or disposition), direct or indirect, in a single transaction or a series of related transactions, of assets of Stately or any of its Subsidiaries (including voting, equity or other securities of its Subsidiaries) or alliance, joint venture, partnership or similar transaction representing twenty percent (20%) or more of the consolidated assets or contributing twenty percent (20%) or more of the consolidated revenue of Stately and its Subsidiaries, or of twenty percent (20%) or more of the voting or equity securities (or rights or interests in such voting or equity securities and/or securities convertible into or exercisable or exchangeable for voting or equity securities) of Stately or any of its Subsidiaries;

(b) any direct or indirect take-over bid, exchange offer, issuance of securities or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning or exercising control or direction over or having the right to acquire twenty percent (20%) or more of any class of voting or equity securities of Stately or any of its Subsidiaries whose assets represent twenty percent (20%) or more of the consolidated assets, or contribute twenty percent (20%) or more of the consolidated revenue, of Stately and its Subsidiaries (including securities convertible or exercisable or exchangeable for voting or equity securities of Stately or any of its Subsidiaries whose assets represent twenty percent (20%) or more of the consolidated assets, or contribute twenty percent (20%) or more of the consolidated revenue, of Stately and its Subsidiaries) on a fully-diluted basis;

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(c) any plan of arrangement, merger, amalgamation, consolidation, share exchange, debt exchange, business combination, reorganization, joint venture, exclusive license, partnership or similar transaction, recapitalization, liquidation, dissolution or winding up or similar transaction involving Stately or any of its Subsidiaries whose assets represent twenty percent (20%) or more of the consolidated assets, or contribute twenty percent (20%) or more of the consolidated revenue, of Stately and its Subsidiaries; or

(d) any other similar transaction or series of transactions involving Stately or any of its Subsidiaries.

“Stately Board” means the board of directors of Stately.

“Stately Business Combination Resolution” means the special resolution of the Stately Shareholders, to be considered at the Stately Meeting (together with any other matters that require the approval of the Stately Shareholders in connection with the transactions contemplated under the Business Combination Agreement), approving the Business Combination.

“Stately Change in Recommendation” means that the Stately board of directors: (i) fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, the Stately Board Recommendation (as defined in the Business Combination Agreement), (ii) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend or takes no position or a neutral position, in each case with respect to a publicly announced, or otherwise publicly disclosed, Stately Acquisition Proposal for more than five (5) Business Days, (iii) accepts, approves, endorses, recommends or executes or enters into or publicly proposes to accept, approve, endorse, recommend or execute or enter into any agreement, letter of intent, understanding or arrangement relating to a Stately Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a Stately Acquisition Proposal; or (iv) fails to publicly reaffirm the Stately Board Recommendation (without qualification) within five (5) Business Days after having been requested in writing by TPCO to do so.

“Stately Consideration” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution – Purpose of the Transaction”.

“Stately Meeting” means the special meeting of Stately Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Business Combination Agreement, to be called and held in accordance with the Interim Order to consider the Transaction.

“Stately Replaced Warrant” means a warrant to purchase Resulting Issuer Shares granted by the Resulting Issuer in replacement of Stately Warrants that, in connection with the Domestication, will become a warrant to purchase Gold Flora Delaware Shares.

“Stately Replacement Warrant” means a warrant or right to purchase Resulting Issuer Shares issued by the Resulting Issuer in replacement of Stately Warrants in accordance with the Plan of Arrangement.

“Stately Warrant Holders” means the holders of Stately Warrants.

“Stately Representatives” means any officer, director, employee, representative (including any financial or other adviser) or an agent of Stately or any of its Subsidiaries.

“Stately Shares” means the common shares in the capital of Stately.

“Stately Shareholders” means the registered or beneficial holders of Stately Shares, as the context requires.

“Stately US” means Stately Brands U.S. Corp., a corporation organized under the laws of Nevada.

“Stately Warrants” means the outstanding warrants of Stately to purchase Stately Shares.

“Subject Comparables” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - INFOR Financial Fairness Opinion”.

“Subject Securities” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution – Voting Support and Lock-Up Agreements”.

“Subsequent Third Party” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Background to the Transaction”.

“Subsidiary” or “Subsidiaries” has the meaning specified in National Instrument 45-106 – Prospectus Exemptions as in effect on the date of the Business Combination Agreement.

“Supporting TPCO Shareholder” means each director of TPCO, the Chief Executive Officer of TPCO and the Chief Financial Officer of TPCO, each of whom executed a Voting Support and Lock-Up Agreement.

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“Surviving Entity” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution – Business Combination Agreement”.

“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder, each as amended.

“Tax” or “Taxes” means (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments in the nature of a tax imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, provincial sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, unclaimed property, escheat, health, employee health, payroll, workers' compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii); (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iv) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result or being a transferee or successor in interest to any party.

“Tax Proposals” has the meaning ascribed to such term under the heading “Certain Canadian Tax Considerations”.

“Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings and statements (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes.

“Termination Notice” means a written notice delivered by one Party to the other Party exercising its right to terminate the Business Combination Agreement.

“TEV” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - INFOR Financial Fairness Opinion”.

“TPCO” and “Company” mean TPCO Holding Corp.

“TPCO Acquisition Proposal” means, with respect to TPCO, other than the transactions contemplated by the Business Combination Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons "acting jointly or in concert" (within the meaning of National Instrument 62-104 – Take-Over Bids and Issuer Bids), other than Gold Flora (or its affiliates), after the date of the Business Combination Agreement relating to:

(a) any sale or disposition (or any license, lease, long-term supply agreement or other arrangement having the same economic effect as a sale or disposition), direct or indirect, in a single transaction or a series of related transactions, of assets of TPCO or any of its Subsidiaries (including voting, equity or other securities of its Subsidiaries) or alliance, joint venture, partnership or similar transaction representing twenty percent (20%) or more of the consolidated assets or contributing twenty percent (20%)or more of the consolidated revenue of TPCO and its Subsidiaries, or of twenty percent (20%) or more of the voting or equity securities (or rights or interests in such voting or equity securities and/or securities convertible into or exercisable or exchangeable for voting or equity securities) of TPCO or any of its Subsidiaries based on the most recent annual consolidated financial statements of TPCO filed as part of the TPCO Filings;

(b) any direct or indirect take-over bid, exchange offer, issuance of securities or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning or exercising control or direction over or having the right to acquire twenty percent (20%) or more of any class of voting or equity securities of TPCO or any of its Subsidiaries whose assets represent 20% or more of the consolidated assets, or contribute twenty percent (20%) or more of the consolidated revenue, of TPCO and its Subsidiaries based on the most recent annual consolidated financial statements of TPCO (including securities convertible or exercisable or exchangeable for voting or equity securities of TPCO or any of its Subsidiaries whose assets represent twenty percent (20%) or more of the consolidated assets, or contribute twenty percent (20%)or more of the consolidated revenue, of TPCO and its Subsidiaries based on the most recent annual consolidated financial statements of TPCO) on a fully-diluted basis;

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(c) any plan of arrangement, merger, amalgamation, consolidation, share exchange, debt exchange, business combination, reorganization, joint venture, exclusive license, partnership or similar transaction, recapitalization, liquidation, dissolution or winding up or similar transaction involving TPCO or any of its Subsidiaries whose assets represent twenty percent (20%) or more of the consolidated assets, or contribute twenty percent (20%) or more of the consolidated revenue, of TPCO and its Subsidiaries based on the most recent annual consolidated financial statements of TPCO filed as part of the TPCO Filings; or

(d) any other similar transaction or series of transactions involving TPCO or any of its Subsidiaries.

“TPCO Board” means the board of directors of TPCO Holding Corp.

“TPCO Board Recommendation” a statement that the TPCO Board and the TPCO Special Committee have each received the Hyperion Fairness Opinion and INFOR Financial Fairness Opinion, and have each unanimously determined (subject to the right of any conflicted directors, if any, to abstain from deciding upon the matter), after receiving advice of outside financial and legal counsel, that the execution, delivery and performance of the Business Combination Agreement is in the best interests of TPCO and that the Transaction is fair, from a financial point of view, to the TPCO Shareholders and that the TPCO Board and the TPCO Special Committee each unanimously recommends that the TPCO Shareholders vote in favour of the Business Combination Resolution.

“TPCO Business” means the business historically conducted by TPCO and/or its Subsidiaries, including all activities and products processed under or using TPCO Intellectual Property Rights.

“TPCO Business Assets” means all tangible and intangible assets, properties, Authorizations, rights or other privileges (whether contractual or otherwise) owned (either directly or indirectly), leased, licensed, loaned, operated or being developed or used, including all vendor lists, customer lists, Intellectual Property and related technologies, real property, fixed assets, facilities, equipment, inventories and accounts receivable, by TPCO and any of its Subsidiaries in connection with the TPCO Business.

“TPCO Change in Recommendation” means the TPCO Board or any committee of the TPCO Board (A) fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, the TPCO Board Recommendation, (B) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend or takes no position or a neutral position, in each case with respect to a publicly announced, or otherwise publicly disclosed, TPCO Acquisition Proposal for more than five (5) Business Days (or beyond the third Business Day prior to the date of the TPCO Meeting if such date is sooner), (C) accepts, approves, endorses, recommends or executes or enters into (other than a confidentiality and standstill agreement permitted by and in accordance with Section 5.5(1)(d)) of the Business Combination Agreement or publicly proposes to accept, approve, endorse, recommend or execute or enter into any agreement, letter of intent, understanding or arrangement relating to a TPCO Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a TPCO Acquisition Proposal; or (D) fails to publicly reaffirm the TPCO Board Recommendation (without qualification) within five (5) Business Days after having been requested in writing by Gold Flora to do so (or, in the event that the TPCO Meeting is scheduled to occur within such five (5) Business Day period, prior to the third Business Day prior to the date of the TPCO Meeting).

“TPCO Consideration” means the consideration to be received by the TPCO Shareholders pursuant to the Plan of Arrangement as consideration for their TPCO Shares, consisting of one (1) Resulting Issuer Share for each TPCO Share, subject to adjustment in the manner and in the circumstances contemplated in Section 2.13 of the Business Combination Agreement, as more specifically provided for in the Plan of Arrangement.

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“TPCO Consideration Shares” means the Resulting Issuer Shares to be issued as the TPCO Consideration pursuant to the Transaction.

“TPCO Data Room” means the material contained in the virtual data room established by TPCO as at 11:59 p.m. (Vancouver time) on February 20, 2023, the index of documents of which is appended to the TPCO Disclosure Letter.

“TPCO Disclosure Letter” means the disclosure letter dated February 21, 2023 and delivered by TPCO to Gold Flora in connection with the Business Combination Agreement.

“TPCO Dissenting Shareholder” means any Registered Holder who has duly and validly exercised its Dissent Rights pursuant to the Plan of Arrangement and the Interim Order and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.

"TPCO Employee(s)" means all officers and employees of TPCO and its Subsidiaries, including unionized, non-unionized, part-time, full-time, active and inactive employees.

“TPCO Equity Incentive Plan” means the Amended and Restated TPCO Equity Incentive Plan, as approved by TPCO Shareholders on May 2, 2022.

“TPCO Exchange Ratio” has the meaning ascribed to such term under the heading “TPCO Holding Corp. -Proxy Statement and Management Information Circular”.

“TPCO Filings” means all documents of TPCO publicly filed under the profile of TPCO on SEDAR and on the SEC's website.

“TPCO Intellectual Property Rights” means, collectively, the TPCO Owned Intellectual Property Rights and the TPCO Licensed Intellectual Property Rights, as defined in the Business Combination Agreement.

“TPCO Material Contract” means, with respect to TPCO, any Contract: (i) that if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Material Adverse Effect on TPCO; (ii) relating directly or indirectly to the guarantee of any liabilities or obligations or to indebtedness for borrowed money in excess of $500,000 in respect of TPCO; (iii) restricting, or which may in the future restrict, the incurrence of indebtedness by TPCO or any of its Subsidiaries (including by requiring the granting of an equal and rateable Lien) or the incurrence of any Liens on any properties or assets of TPCO or any of its Subsidiaries, or restricting, or which may in the future restrict, the payment of dividends by TPCO, in each case, in any material respect; (iv) relating to the purchase or sale of materials, supplies, equipment or services involving payments, individually or in the aggregate, in excess of $500,000 annually or $2,500,000 over the life of the Contract by TPCO or any of its Subsidiaries; (v) providing for the establishment, investment in, organization, formation or governance of any joint venture, limited liability company, strategic alliance, partnership or sharing of profits, revenue or proprietary information or similar arrangement that creates an exclusive dealing arrangement or right of first offer or refusal that materially limits TPCO's business or that of any of its Subsidiaries; (vi) that contains any exclusivity or non-solicitation obligations of TPCO or any of its Subsidiaries (other than customary employee non-solicitation obligations contained in confidentiality or non-disclosure agreements entered into in the Ordinary Course); (vii) providing for severance or change in control payments in excess of $250,000; (viii) providing for the purchase, sale or exchange of, or option to purchase, sell or exchange, any property or asset other than inventory in the Ordinary Course where the purchase or sale price or agreed value or fair market value of such property or asset exceeds $1,000,000 in respect of TPCO; (ix) that limits or restricts in any material respect (A) the ability of TPCO or any of its Subsidiaries to engage in any line of business or carry on business in any geographic area, (B) the ability of TPCO or any of its Subsidiaries to solicit or hire any Person, or (C) the scope of Persons to whom TPCO or any of its Subsidiaries may sell products or deliver services; (x) that gives another Person the right to purchase or license TPCO's products or services (or licenses to TPCO's products or services) for a fixed aggregate price at no additional charge, or under which TPCO grants most-favoured customer pricing, rights of first refusal or similar rights or terms to any Person; or (xi) any Lease with annual costs exceeding $500,000.

“TPCO Non-Vesting RSU Holders” means the holders of TPCO Non-Vesting RSUs.

“TPCO Non-Vesting RSUs” means the outstanding restricted share units of TPCO issued pursuant to the TPCO Equity Incentive Plan, other than the TPCO Vesting RSUs.

“TPCO Optionholders” means the holders of TPCO Options.

“TPCO Options” means the outstanding options to purchase TPCO Shares issued pursuant to the TPCO Holding Corp. Equity Incentive Plan or otherwise issued by TPCO.

“TPCO PSU Holders” means the holders of TPCO PSUs.

“TPCO PSUs” means the outstanding performance share units issued pursuant to the TPCO Holding Corp. Equity Incentive Plan or otherwise issued by TPCO.

“TPCO RSU Holders” means the holders of the outstanding restricted share units of TPCO,, which includes the TPCO Vesting RSUs and TPCO Non-Vesting RSUs.

“TPCO Non-Vesting RSUs” means the outstanding restricted share units of TPCO issued pursuant to the TPCO Equity Incentive Plan, other than the Vesting RSUs.

“TPCO Vesting RSUs” means the outstanding restricted share units of TPCO issued pursuant to the TPCO Equity Incentive Plan which, pursuant to their terms, will automatically vest immediately prior to the Arrangement.

“TPCO Replaced Options” means all of the outstanding TPCO Options (whether vested or unvested) immediately prior to the Amalgamation being exchanged for a TPCO Replacement Option.

“TPCO Replaced PSUs” means all of the outstanding TPCO PSUs immediately prior to the Amalgamation being exchanged for a TPCO Replacement PSU.

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“TPCO Replaced Warrant” means all of the outstanding TPCO Warrants immediately prior to the Arrangement being exchanged for a TPCO Replacement Warrant.

“TPCO Replacement Option” means an option to purchase Resulting Issuer Shares granted by the Resulting Issuer in replacement of TPCO Options pursuant to the Arrangement that, in connection with the Domestication, will become an option to purchase Gold Flora Delaware Shares.

“TPCO Replacement Option Exercise Price” has the meaning as set out under Section 3.1.2(c)(xviii) of the Business Combination Agreement.

“TPCO Replacement PSU” means a performance share unit which, upon vesting, entitles the holder thereof to Resulting Issuer Shares granted by the Resulting Issuer in replacement of TPCO PSUs pursuant to the Arrangement that, in connection with the Domestication, will become a performance stock unit which, upon vesting, entitles the holder thereof to Gold Flora Delaware Shares.

“TPCO Replacement RSU” means a restricted share unit providing the right to receive Resulting Issuer Shares issued by the Resulting Issuer in replacement of the TPCO Non-Vesting RSUs pursuant to the Plan of Arrangement, and that, in connection with the Domestication, will become a restricted stock unit which, upon vesting, entitles the holder thereof to Gold Flora Delaware Shares.

“TPCO Replacement Warrant” means a warrant to purchase Resulting Issuer Shares granted by the Resulting Issuer in replacement of TPCO Warrants that, in connection with the Domestication, will become a warrant to purchase Gold Flora Delaware Shares.

“TPCO Representatives” means any officer, director, employee, representative (including any financial or other adviser) or an agent of TPCO or any of its Subsidiaries

“TPCO Required Approval” means the shareholder approval of the Arrangement Resolution and Domestication Resolution.

“TPCO Shareholders” means the holders of TPCO Shares.

“TPCO Shares” means the common shares in the capital of TPCO Holding Corp.

“TPCO Special Committee” means the mergers and acquisitions committee of independent members of the TPCO Board formed in relation to the proposal to effect the Transaction.

“TPCO Superior Proposal” means, with respect to TPCO, any unsolicited bona fide written TPCO Acquisition Proposal from a Person or group of Persons "acting jointly or in concert" (within the meaning of National Instrument 62-104 – Take-Over Bids and Issuer Bids) who is an arm's length third party made after the date of the Business Combination Agreement: (i) to acquire either all of the outstanding TPCO Shares not beneficially owned by such Person or group of Persons or all or substantially all of the assets of TPCO on a consolidated basis; (ii) that complies with Securities Laws in all material respects and did not result from or involve a breach of Article 5 of the Business Combination Agreement or any other agreement between the Person making the TPCO Acquisition Proposal and TPCO or any of its Subsidiaries; (iii) that the TPCO Board determines, in its good faith judgment after receiving the advice of its outside legal counsel and financial advisors, is reasonably capable of being completed without undue delay relative to the Transaction, taking into account all financial, legal, regulatory and other aspects of such TPCO Acquisition Proposal (including any required shareholder approvals and any minimum tender requirements) and the Person or group of Persons making such TPCO Acquisition Proposal and their respective affiliates; (iv) that is not subject to a financing condition and in respect of which it has been demonstrated to the satisfaction of the TPCO Board, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, that adequate arrangements have been made in respect of any financing, including any costs or expenses related thereto, required to complete such TPCO Acquisition Proposal; (v) that is not subject to any due diligence or access condition; (vi) in the event that TPCO does not have the financial resources to pay the Gold Flora Termination Fee, the terms of such TPCO Acquisition Proposal provide that the Person or group of Persons making such TPCO Acquisition Proposal shall advance or otherwise provide TPCO the cash required for TPCO to pay the Gold Flora Termination Fee and such amount shall be advanced or provided on or before the date such Gold Flora Termination Fee becomes payable; and (vii) that the TPCO Board determines, in its good faith judgment, after receiving the advice of its outside legal and financial advisors and after taking into account all of the terms and conditions of the TPCO Acquisition Proposal and other factors deemed relevant by the TPCO Board, including all legal, financial, regulatory and other aspects of such TPCO Acquisition Proposal and the party making such proposal, that such TPCO Acquisition Proposal would, if consummated in accordance with its terms (but without assuming away any risk of non-completion), result in a transaction which is more favourable, from a financial point of view, to the TPCO Shareholders than the Transaction (including any amendments to the terms and conditions of the Transaction proposed by Gold Flora pursuant to Section 5.6(2) of the Business Combination Agreement).

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“TPCO Superior Proposal Notice” means the written notice delivered by TPCO to Gold Flora for the determination of the TPCO Board that such TPCO Acquisition Proposal constitutes a TPCO Superior Proposal and of the intention of the TPCO Board to make a TPCO Change in Recommendation and/or enter into such definitive agreement promptly following the making of such determination, together with a written notice from the TPCO Board regarding the value and financial terms that the TPCO Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such TPCO Acquisition Proposal

“TPCO Termination Fee” means US$4,000,000.

“TPCO Warrants” means the 35,837,500 share purchase warrants issued and outstanding as of the Record Date, each exercisable for one TPCO Share at an exercise price of $11.50 per TPCO Share.

TPCO Warrant Holder” means the holders of TPCO Warrants.

“Trading Price Measurement Period” has the meaning ascribed to such term under the heading “Proposal 3 – Director Election Proposal - Nomination Rights Agreement”.

“Transfer” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Voting Support and Lock-Up Agreements”.

“Transaction” means, collectively, the Business Combination and Domestication.

“Updated Financial Information” has the meaning ascribed to such term under the heading “Proposal 1 – The Business Combination Resolution - Background to the Transaction”.

“USDA” means the United States Department of Agriculture;

“U.S. GAAP” means the accounting principles generally accepted in the United States.

“US Merger Sub” means Golden Grizzly Bear LLC.

“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended, or any successor thereto.

 “Voting Support and Lock-Up Agreement” means each of the voting support and lock-up agreements February 21, 2023 between TPCO and each of the Gold Flora Locked-Up Parties (as defined in the Business Combination Agreement), and between Gold Flora and each of the TPCO Locked-Up Parties (as defined in the Business Combination Agreement)..

“WARN Act” means the United States Worker Adjustment and Retraining Notification Act.

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APPENDIX B-1

BUSINESS COMBINATION RESOLUTION

BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.

The proposed business combination (the “Business Combination”) involving TPCO Holding Corp. (the “Corporation”), Gold Flora, LLC (“Gold Flora”), Stately Capital Corporation (“Stately”), Gold Flora Corporation (“Newco”) and Golden Grizzly Bear LLC (“Merger Sub”) in accordance with the terms and conditions of the business combination agreement by and among the Corporation, Gold Flora, Stately, Newco and Merger Sub dated February 21, 2023 (as it may be modified, supplemented or amended from time to time in accordance with its terms, the “Business Combination Agreement”) and an agreement and plan of merger by and among Newco, Gold Flora and Merger Sub dated February 21, 2023 (the “Agreement and Plan of Merger”), including the arrangement (the “Arrangement”) under Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “BCBCA”), proposed by the Corporation to its shareholders (the “Corporation Shareholders”), and proposed by Stately to its shareholders, pursuant to the Business Combination Agreement, as set out in the plan of arrangement (the “Plan of Arrangement”, the full text of which is set tout as Schedule “A” to the Business Combination Agreement), which is attached as Appendix C the proxy statement and management information circular of the Corporation dated May 12, 2023 (the “Circular”), and as summarized in the Circular, are hereby authorized, approved and adopted.

2.	The Plan of Arrangement, as it has been or may be modified, supplemented or amended in accordance with the Business Combination Agreement and its terms, is hereby authorized, approved and adopted.

3.

The Business Combination Agreement and all transactions contemplated therein, including all actions of the directors of the Corporation in approving the Business Combination as a whole and all actions of the directors and officers of the Corporation in executing and delivering the Business Combination Agreement and any modifications, supplements or amendments thereto, and causing the performance by the Corporation of its obligations thereunder, are hereby ratified, confirmed and approved.

4.

The Corporation be and is hereby authorized to apply for a final order from the British Columbia Supreme Court (the “Court”) to approve the Arrangement on the terms set forth in the Business Combination Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Circular).

5.

Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the Corporation Shareholders or that the Arrangement has been approved by the Court, the directors of the Corporation are hereby authorized and empowered, without further notice to or approval of the Corporation Shareholders, subject to the terms of the Business Combination Agreement and Plan of Arrangement, to: (a) amend, modify or supplement the Business Combination Agreement the Plan of Arrangement; and (b) not proceed with the Arrangement and any related transactions.

6.	The Gold Flora Corporation 2023 Equity Incentive Plan, the text of which is set forth in Appendix I to the Circular, be, and it hereby is, adopted, confirmed and approved.

7.

Any one officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute or cause to be executed, and to deliver or cause to be delivered, whether under corporate seal of the Corporation or otherwise:

(a)

to the registrar under the BCBCA for filing such documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Business Combination Agreement; and

(b)

all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

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APPENDIX B-2

DOMESTICATION RESOLUTION

BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.

The continuance of Gold Flora Corporation(the “Resulting Issuer”) (the successor entity to TPCO Holding Corp. (the “Corporation”)) out of the Province of British Columbia pursuant to Section 308 of the Business Corporations Act (British Columbia) (the “BCBCA”) and the domestication of the Resulting Issuer into the State of Delaware (the “Domestication”) under Section 388 of the Delaware General Corporation Law (the “DGCL”) be and is hereby authorized and approved.

2.

The application to the Registrar of Companies appointed under the BCBCA for authorization for the Resulting Issuer to continue out of British Columbia and into the State of Delaware under the DGCL be and is hereby authorized and approved.

3.

The application by the Resulting Issuer to the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) under Section 388 of the DGCL for a certificate of domestication and certificate of incorporation in order to continue out of British Columbia and into the State of Delaware under the name “Gold Flora Corporation” or such other name as the board of directors may approve and is acceptable to the Delaware Secretary of State, be and is hereby authorized and approved.

4.

Effective upon the Domestication of the Resulting Issuer under the DGCL, the Resulting Issuer adopt the certificate of incorporation and by-laws in substantially the forms attached to the Corporation’s proxy statement and management information circular dated May 12, 2023, with such minor amendments thereto as the board of directors of the Resulting Issuer may, in its discretion, approve prior to the filing thereof in substitution for the current notice of articles and articles of Resulting Issuer.

5.

Any one director or officer of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute, deliver and/or file, under corporate seal of the Corporation or otherwise, all such documents and instruments and to do all such acts and things as in his or her opinion may be necessary or desirable to give full effect to this special resolution.

6.

Notwithstanding any approval of the shareholders of the Corporation as provided herein, the board of directors may, in its sole discretion, revoke this special resolution and abandon the Domestication before it is acted upon without further approval of the shareholders.

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APPENDIX C

BUSINESS COMBINATION AGREEMENT

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*** Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(2).

Such excluded information is not material and is the type the registrant treats as confidential.

Such omitted information is indicated by brackets “[***]”) in this appendix. ***

TPCO HOLDING CORP.

and

GOLD FLORA, LLC

and

STATELY CAPITAL CORPORATION

and

GOLD FLORA CORPORATION

and

GOLDEN GRIZZLY BEAR LLC

BUSINESS COMBINATION AGREEMENT

February 21, 2023

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BUSINESS COMBINATION AGREEMENT

THIS AGREEMENT is dated as of February 21, 2023,

BETWEEN:

TPCO HOLDING CORP., a corporation existing under the laws of the Province of British Columbia

("TPCO")

- and -

GOLD FLORA, LLC, a limited liability company existing under the laws of the State of California

("Gold Flora")

- and -

STATELY CAPITAL CORPORATION, a corporation existing under the laws of the Province of British Columbia

("Stately")

- and -

GOLD FLORA CORPORATION, a corporation existing under the laws of the Province of British Columbia

("Newco")

- and -

GOLDEN GRIZZLY BEAR LLC, a limited liability company existing under the laws of the State of California

("US Merger Sub")

RECITALS:

(A)	Newco is a corporation incorporated for the purpose of facilitating the Transaction;

(B)

US Merger Sub is a direct, wholly-owned subsidiary of Newco formed for the purpose of facilitating the Merger, and Newco has also formed US Merger Sub2 and US Merger Sub3 as two additional direct, wholly-owned subsidiaries that are Nevada corporations for the purpose of facilitating the Transaction;

(C)

TPCO, Stately and Gold Flora wish to propose a business combination involving, among other matters, the amalgamation of Newco, Stately and TPCO and the acquisition by the Continued Corporation of all of the issued and outstanding Gold Flora Membership Units, including convertible securities of Gold Flora, in exchange for Amalco Shares or Continued Corporation Shares, as applicable, on the terms set forth in this Agreement;

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(D)

The Parties intend to carry out the Transaction contemplated in this Agreement by way of the Arrangement, a merger of Gold Flora and US Merger Sub pursuant to an agreement and plan of merger pursuant to the provisions of the CA LLC Act (the "Merger"), and the mergers pursuant to the GFI Merger Agreement and the GFI2 Merger Agreement (the "GFI Merger" and "GFI2 Merger", respectively);

(E)

The TPCO Board has unanimously determined, after receiving financial and legal advice and following receipt and review of a unanimous recommendation of the TPCO Special Committee, that the TPCO Consideration to be received by the TPCO Shareholders is fair, from a financial point of view, to the TPCO Shareholders and that the Transaction is in the best interests of TPCO, and the TPCO Board has unanimously resolved (with directors abstaining or recusing themselves as required by Law or TPCO's Constating Documents) to recommend that the TPCO Shareholders vote in favour of the TPCO Arrangement Resolution, all subject to the terms and conditions contained in this Agreement;

(F)

The Stately Board has unanimously determined that the Stately Consideration to be received by the Stately Shareholders is fair, from a financial point of view, to the Stately Shareholders and that the Transaction is in the best interests of Stately, and the Stately Board has unanimously resolved (with directors abstaining or recusing themselves as required by Law or Stately's Constating Documents) to recommend that the Stately Shareholders vote in favour of the Stately Arrangement Resolution, all subject to the terms and conditions contained in this Agreement;

(G)

The Gold Flora Board has (i) unanimously determined, after receiving financial and legal advice, that the Gold Flora Consideration to be received by the Gold Flora Members is fair, from a financial point of view, to the Gold Flora Members and debenture holders and that the Transaction is in the best interests of Gold Flora, (ii) unanimously approved the Agreement and Plan of Merger, and (iii) unanimously resolved to recommend that the Gold Flora Members vote in favour of the Gold Flora Merger Resolution, all subject to the terms and conditions contained in this Agreement;

(H)

Gold Flora has entered into TPCO Voting Support and Lock-Up Agreements with the TPCO Locked-Up Parties, pursuant to which, among other things, such Persons have agreed to vote all of the TPCO Shares held by them in favour of the TPCO Arrangement Resolution, on the terms and subject to the conditions set forth in such agreements;

(I)

TPCO has entered into Gold Flora Voting Support and Lock-Up Agreements with the Gold Flora Locked-Up Parties, pursuant to which, among other things, such Persons have agreed to vote all of the Gold Flora Membership Units held by them in favour of the Gold Flora Merger Resolution, on the terms and subject to the conditions set forth in such agreements;

(J)

TPCO has entered into Stately Voting Support Agreements with the Stately Locked-Up Parties, pursuant to which, among other things, such Persons have agreed to vote all of the Stately Shares held by them in favour of the Stately Arrangement Resolution, on the terms and subject to the conditions set forth in such agreements; and

(K)

Concurrently with the execution of this Agreement, Gold Flora and TPCO have entered into the Financing Facility whereby Gold Flora may borrow up to $5 million, approximately $2.5 million of which is being advanced concurrently with the execution of this Agreement.

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THEREFORE, in consideration of the covenants and agreements herein contained, the Parties agree as follows:

ARTICLE 1

INTERPRETATION

Section 1.1 Definitions

In this Agreement, the following terms have the following meanings:

 "Adjustment Event" has the meaning specified in Section 2.13.

"affiliate" has the meaning specified in National Instrument 45-106 - Prospectus Exemptions as in effect on the date of this Agreement.

"Agreement" means this business combination agreement, together with the Schedules attached hereto, the TPCO Disclosure Letter and the Gold Flora Disclosure Letter, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

"Agreement and Plan of Merger" has the meaning specified in Section 2.18.

[***]

"Amalco" means the corporation formed upon the amalgamation of TPCO, Stately and Newco pursuant to the Plan of Arrangement.

"Amalco Shares" means the common shares in the capital of Amalco.

"Antitrust Laws" means all Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, and the rules and regulations promulgated thereunder, including the HSR Act.

"Applicable California Laws" means any and all present and future state and/or local statutes, ordinances, rules, regulations, permits, licenses, certificates, and judicial and/or administrative rulings, decisions and/or orders in any way applicable to the Parties, including, without limitation, the California Medicinal and Adult-Use Cannabis Regulation and Safety Act, BPC § 26000, et seq, any subsequent amendments thereto, and the rules and regulations adopted by the Department of Cannabis Control.

"Arrangement" means an arrangement under Part 9, Division 5 of the BCBCA, on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement and the provisions of the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of TPCO, Stately (to the extent the provisions of Section 2.9(2) of this Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably.

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"Arrangement Effective Date" has the meaning specified in Section 2.12.

"Arrangement Effective Time" has the meaning specified in the Plan of Arrangement.

"Arrangement Filings" means the filings in respect of the Arrangement, including a copy of the Final Order, required by section 292 of the BCBCA to be provided to the Registrar after the Final Order has been granted.

"Authorization" means, with respect to any Person, any order, permit, approval, consent, waiver, licence, exemption, review, decision of, registration and filing with, or similar authorization of any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity having jurisdiction over the Person including, in respect of TPCO and Gold Flora and any of their respective Subsidiaries, pursuant to any Law or request or mandate of any Governmental Entity for the operation of the TPCO Business or the Gold Flora Business, including the Regulatory Licenses.

"BCBCA" means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.

"Breaching Party" has the meaning specified in Section 4.8(3).

"Business Day" means any day, other than a Saturday, Sunday or any day on which major banks are closed for business in Vancouver, British Columbia or Los Angeles, California.

"CA LLC Act" means the California Revised Uniform Limited Liability Company Act, as amended.

"CARES Act" has the meaning specified in Section (19)(r) of Schedule C.

"Certificate of Merger" has the meaning specified in Section 2.18.

"Concurrent Financing" means the subscription for Class C Units of Gold Flora for aggregate gross proceeds of approximately $20,000,001 to be completed by an affiliate of TPCO and Gold Flora on the Arrangement Effective Date immediately following the Merger, substantially on the terms and conditions of the Concurrent Financing Documents.

"Concurrent Financing Documents" means the subscription agreement for Gold Flora Membership Units.

"Consideration Shares" means, collectively, the TPCO Consideration Shares, the Stately Consideration Shares and the Gold Flora Consideration Shares.

"Constating Documents" means, with respect to any entity, the articles or certificate of incorporation, formation, amalgamation or continuation, as applicable, and the operating or limited liability company agreements, shareholders agreements, by-laws, or similar organizational documents, as applicable, and all amendments thereto, of such entity.

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"Continuance" means the continuance of Amalco from a corporation existing under the laws of the Province of British Columbia to a corporation existing under the laws of the State of Delaware, in accordance with section 308 of the BCBCA and Section 388 of the DGCL, as further detailed in the Plan of Arrangement.

"Continuance Certificate of Conversion" has the meaning specified in Section 2.17.

"Continuance Certificate of Incorporation" has the meaning specified in Section 2.17.

"Continued Corporation" means Amalco following the Continuance.

"Continued Corporation Shares" means shares in the common stock of the Continued Corporation.

"Contract" means any legally binding agreement, commitment, engagement, contract, franchise, licence, obligation or undertaking (written or oral), and any amendment, exhibit, schedule or appendix thereof, to which any Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or affected or to which any of their respective properties or assets is subject.

"Court" means the Supreme Court of British Columbia.

"Depositary" means such Person, if any, as each of TPCO and Stately may select to be appointed to act as depositary for TPCO Shares and Stately Shares, respectively, in relation to the Arrangement, in each case with the approval of Gold Flora, acting reasonably.

"DGCL" means the Delaware General Corporations Law.

"Director Conditions" means: (i) such nominee shall have such skills and experience reasonably consistent with other individuals who hold directorships on companies listed on the NEO or any other stock exchange on which the Continued Corporation Shares are then listed; (ii) such nominee must meet the qualification requirements to serve as a director under the DGCL (or any equivalent statute of a jurisdiction to which the Continued Corporation has been continued or under which it is otherwise governed), Securities Laws and the rules of the NEO or any other stock exchange on which the Continued Corporation Shares are then listed; (iii) such nominee shall have received all such approvals as may be required to be obtained from any Governmental Entity with oversight over the business of the Continued Corporation; and (iv) such nominee must not be of Ill Repute.

"Dissent Rights" means the Gold Flora Dissent Rights, the Stately Dissent Rights and the TPCO Dissent Rights, collectively.

"Employee Plans" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) and all other health, welfare, supplemental unemployment benefit, change of control, bonus, profit sharing, option, insurance, compensation, incentive, incentive compensation, deferred compensation, share purchase, share compensation, disability, pension, vacation, severance or termination pay, retirement or retirement savings plans, or other employee benefit plans, policies, trusts, funds, agreements or arrangements for the benefit of employees, former employees, directors or former directors of a Party or any of its Subsidiaries, which are maintained by or binding upon such Party or any of its Subsidiaries or in respect of which such Party or any of its Subsidiaries has an actual or contingent liability excluding all obligations for severance and termination pursuant to a statute.

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"Environmental Laws" means all United States and Canadian federal, state, provincial and local Laws relating to pollution, Hazardous Substances, or the protection of natural resources or the environment, and all Authorizations issued pursuant to such United States and Canadian Laws.

"ERISA" means the Employee Retirement Income Security Act of 1974.

"ERISA Affiliate" with respect to an entity means any other entity that, together with such first entity, would (as of any relevant time) be treated as a single employer under Section 414 of the U.S. Tax Code.

"Escrow Agreement" means the escrow agreement, if any, to be entered into by and among certain principals of the Continued Corporation, the Continued Corporation and the escrow agent thereunder, substantially in the form required pursuant to National Policy 46-201 - Escrow For Initial Public Offerings or in such other form required by the NEO or any other stock exchange.

"Federal Cannabis Laws" means any United States federal laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 801 et seq., the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another's felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957 and 1960, and the regulations and rules promulgated under any of the foregoing.

"Final Order" means the final order of the Court made pursuant to section 291 of the BCBCA, in a form acceptable to each of TPCO, Stately (to the extent the provisions of Section 2.9(2) of this Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably, approving the Arrangement, as such order may be amended by the Court with the consent of TPCO, Stately (to the extent the provisions of Section 2.9(2) of this Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable) and Gold Flora, such consent, in each case, not to be unreasonably withheld, conditioned or delayed, at any time prior to the Arrangement Effective Date, or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended, on appeal, provided that any such amendment is acceptable to each of TPCO, Stately (to the extent the provisions of Section 2.9(2) of this Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably.

"Financing Facility" means the secured credit agreement entered into by and among Gold Flora and TPCO as of the date hereof, pursuant to which Gold Flora may borrow from TPCO up to $5,000,000, on the terms and conditions set forth therein.

"GFI" means GF Investco Inc., a Nevada corporation that holds convertible debentures of Gold Flora.

"GFI Merger" has the meaning specified in the recitals to this Agreement.

"GFI Merger Agreement" means the Agreement and Plan of Merger among Newco, US Merger Sub2 and GFI, dated as of the date hereof, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

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"GFI Reorganization" has the meaning specified in Section 2.19.

"GFI2" means GF Investco2 Inc., a Nevada corporation that holds convertible debentures and warrants of Gold Flora.

"GFI2 Merger" has the meaning specified in the recitals to this Agreement.

"GFI2 Merger Agreement" means the Agreement and Plan of Merger among Newco, US Merger Sub3 and GFI2, dated as of the date hereof, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

"GFI2 Reorganization" has the meaning specified in Section 2.19.

"GFI2 Warrants" means the outstanding warrants of GFI2 to purchase Class B shares of GFI2.

"Gold Flora" has the meaning specified in the preamble to this Agreement.

"Gold Flora 2022 Financial Statements" has the meaning specified in Section 4.2(4).

"Gold Flora Acquisition Proposal" means, with respect to Gold Flora, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons "acting jointly or in concert" (within the meaning of National Instrument 62-104 - Take-Over Bids and Issuer Bids), other than TPCO (or its affiliates), after the date of this Agreement relating to:

(a)

any sale or disposition (or any license, lease, long-term supply agreement or other arrangement having the same economic effect as a sale or disposition), direct or indirect, in a single transaction or a series of related transactions, of assets of Gold Flora or any of its Subsidiaries (including voting, equity or other securities of its Subsidiaries) or alliance, joint venture, partnership or similar transaction representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of Gold Flora and its Subsidiaries, or of 20% or more of the voting or equity securities (or rights or interests in such voting or equity securities and/or securities convertible into or exercisable or exchangeable for voting or equity securities) of Gold Flora or any of its Subsidiaries based on the most recent annual consolidated financial statements of Gold Flora;

(b)

any direct or indirect take-over bid, exchange offer, issuance of securities or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning or exercising control or direction over or having the right to acquire 20% or more of any class of voting or equity securities of Gold Flora or any of its Subsidiaries whose assets represent 20% or more of the consolidated assets, or contribute 20% or more of the consolidated revenue, of Gold Flora and its Subsidiaries based on the most recent annual consolidated financial statements of Gold Flora (including securities convertible or exercisable or exchangeable for voting or equity securities of Gold Flora or any of its Subsidiaries whose assets represent 20% or more of the consolidated assets, or contribute 20% or more of the consolidated revenue, of Gold Flora and its Subsidiaries based on the most recent annual consolidated financial statements of Gold Flora) on a fully-diluted basis;

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(c)

any plan of arrangement, merger, amalgamation, consolidation, share exchange, debt exchange, business combination, reorganization, joint venture, exclusive license, partnership or similar transaction, recapitalization, liquidation, dissolution or winding up or similar transaction involving Gold Flora or any of its Subsidiaries whose assets represent 20% or more of the consolidated assets, or contribute 20% or more of the consolidated revenue, of Gold Flora and its Subsidiaries based on the most recent annual consolidated financial statements of Gold Flora; or

(d)	any other similar transaction or series of transactions involving Gold Flora or any of its Subsidiaries.

"Gold Flora Board" means the manager of Gold Flora.

"Gold Flora Board Recommendation" has the meaning specified in Section 2.8(1).

"Gold Flora Business" means the business historically conducted by Gold Flora and/or its Subsidiaries, including all activities and products processed under or using Gold Flora Intellectual Property Rights.

"Gold Flora Business Assets" means all tangible and intangible assets, properties, Authorizations, rights or other privileges owned (either directly or indirectly), leased, licensed, loaned, operated or being developed or used, including all vendor lists, customer lists, Intellectual Property and related technologies, real property, fixed assets, facilities, equipment, inventories and accounts receivable, by Gold Flora and any of its Subsidiaries in connection with the Gold Flora Business.

"Gold Flora Change in Recommendation" means that the Gold Flora Board (i) fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, the Gold Flora Board Recommendation, (ii) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend or takes no position or a neutral position, in each case with respect to a publicly announced, or otherwise publicly disclosed, Gold Flora Acquisition Proposal for more than five (5) Business Days, (iii) accepts, approves, endorses, recommends or executes or enters into or publicly proposes to accept, approve, endorse, recommend or execute or enter into any agreement, letter of intent, understanding or arrangement relating to a Gold Flora Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a Gold Flora Acquisition Proposal; or (iv) fails to publicly reaffirm the Gold Flora Board Recommendation (without qualification) within five (5) Business Days after having been requested in writing by TPCO to do so.

"Gold Flora Consideration" means the consideration to be received by the Gold Flora Members (other than the Continued Corporation and/or its affiliates) pursuant to the Merger as consideration for their Gold Flora Membership Units, consisting of 1.5233 of a Continued Corporation Share for each Gold Flora Membership Unit.

"Gold Flora Consideration Shares" means the Continued Corporation Shares to be issued as the Gold Flora Consideration pursuant to the Merger.

"Gold Flora Current Financial Statements" has the meaning specified in Section (8) of Schedule D.

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"Gold Flora Data Room" means the material contained in the virtual data room established by Gold Flora as at 11:59 p.m. (Vancouver time) on February 20, 2023, the index of documents of which is appended to the Gold Flora Disclosure Letter.

"Gold Flora Debentures" means, collectively: (i) the [***] unsecured convertible debentures in the amount of [***] issued by Gold Flora to the holders thereof due on [***]; (ii) the[***] unsecured convertible debentures in the amount of [***] issued by Gold Flora to the holders thereof due on [***]; (iii) the [***] unsecured convertible debentures in the amount of [***] issued by Gold Flora to the holders thereof due on [***]; (iv) the [***]unsecured convertible debenture in the amount of [***] issued by Gold Flora to [***] due on [***] and [***]; (v) the [***] unsecured convertible debenture in the amount of [***] issued by Gold Flora to [***] due on [***]; and (vi) the [***] unsecured convertible debenture in the amount of [***] issued by Gold Flora to [***] on [***] and due on [***].

"Gold Flora Disclosure Letter" means the disclosure letter dated the date of this Agreement and delivered by Gold Flora to TPCO in connection with this Agreement.

"Gold Flora Dissent Rights" means the rights of dissent of the Gold Flora Members in respect of the Gold Flora Merger Resolution as described in the Agreement and Plan of Merger.

"Gold Flora Employees" means all officers and employees of Gold Flora and its Subsidiaries, including unionized, non-unionized, part-time, full-time, active and inactive employees.

"Gold Flora Equity Rights" means the right to receive Gold Flora Membership Units issued to [***] pursuant to the equity rights agreement dated October 28, 2021 between Gold Flora and [***].

"Gold Flora Fairness Opinion" means the opinion of the Gold Flora Financial Advisor to the effect that, as of the date of such opinion, the Gold Flora Consideration to be received by the Gold Flora Members and holders of Gold Flora Debentures is fair, from a financial point of view, to such members.

"Gold Flora Financial Advisor" means Clarus Securities Inc.

"Gold Flora Financial Statements" means, as of the date hereof, the Gold Flora Current Financial Statements and, following the delivery of the Gold Flora 2022 Financial Statements, the Gold Flora Current Financial Statements together with the Gold Flora 2022 Financial Statements.

"Gold Flora Information Statement" means the information statement, including all schedules, appendices and exhibits to, and information incorporated by reference in, such information statement, to be sent to the Gold Flora Members in connection with securing approval of the Gold Flora Merger Resolution, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

"Gold Flora Intellectual Property Rights" means, collectively, the Gold Flora Owned Intellectual Property Rights and the Gold Flora Licensed Intellectual Property Rights.

"Gold Flora Key Employees" means such key Gold Flora employees, consultants or independent contractors specified in the Gold Flora Disclosure Letter.

"Gold Flora Leased Property" has the meaning specified in Section (18)(b) of Schedule D.

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"Gold Flora Licensed Intellectual Property Rights" means all Intellectual Property rights in which Gold Flora or any of its Subsidiaries holds any rights or interests granted by any third party.

"Gold Flora Locked-Up Parties" means Laurie Holcomb and Stately.

"Gold Flora Material Contract" means, with respect to Gold Flora, any Contract: (i) that if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Material Adverse Effect on Gold Flora; (ii) relating directly or indirectly to the guarantee of any liabilities or obligations or to indebtedness for borrowed money in excess of $500,000 in respect of Gold Flora; (iii) restricting, or which may in the future restrict, the incurrence of indebtedness by Gold Flora or any of its Subsidiaries (including by requiring the granting of an equal and rateable Lien) or the incurrence of any Liens on any properties or assets of Gold Flora or any of its Subsidiaries, or restricting, or which may in the future restrict, the payment of dividends by Gold Flora, in each case, in any material respect; (iv) relating to the purchase or sale of materials, supplies, equipment or services involving payments, individually or in the aggregate, in excess of $500,000 annually or $2,500,000 over the life of the Contract by Gold Flora or any of its Subsidiaries; (v) providing for the establishment, investment in, organization, formation or governance of any joint venture, limited liability company, strategic alliance, partnership or sharing of profits, revenue or proprietary information or similar arrangement that creates an exclusive dealing arrangement or right of first offer or refusal that materially limits Gold Flora's business or that of any of its Subsidiaries; (vi) that contains any exclusivity or non-solicitation obligations of Gold Flora or any of its Subsidiaries (other than customary employee non-solicitation obligations contained in confidentiality or non-disclosure agreements entered into in the Ordinary Course); (vii) providing for severance or change in control payments in excess of $250,000; (viii) providing for the purchase, sale or exchange of, or option to purchase, sell or exchange, any property or asset other than inventory in the Ordinary Course where the purchase or sale price or agreed value or fair market value of such property or asset exceeds $1,000,000 in respect of Gold Flora; (ix) that limits or restricts in any material respect (A) the ability of Gold Flora or any of its Subsidiaries to engage in any line of business or carry on business in any geographic area, (B) the ability of Gold Flora or any of its Subsidiaries to solicit or hire any Person, or (C) the scope of Persons to whom Gold Flora or any of its Subsidiaries may sell products or deliver services; (x) that gives another Person the right to purchase or license an unlimited quantity or volume of Gold Flora's products or services (or licenses to Gold Flora's products or services) for a fixed aggregate price at no additional charge, or under which Gold Flora grants most-favoured customer pricing, rights of first refusal or similar rights or terms to any Person; or (xi) any Lease with annual costs exceeding $500,000.

"Gold Flora Members" means the registered or beneficial holders of Gold Flora Membership Units, as the context requires.

"Gold Flora Membership Units" means the membership interests and units in the capital of Gold Flora.

"Gold Flora Merger Resolution" means the written consent (or approval at a duly called meeting of Gold Flora Members) of the Gold Flora Members approving the Agreement and Plan of Merger and the Merger (together with any other matters that require the approval of the Gold Flora Members in connection with the transactions contemplated under this Agreement).

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"Gold Flora Owned Intellectual Property Rights" means all Intellectual Property rights owned or purported to be owned by Gold Flora or any of its Subsidiaries, in whole or in part.

"Gold Flora Owned Property" has the meaning specified in Section (18)(a) of Schedule D.

"Gold Flora Profits Interests" means the profits interests in Gold Flora.

"Gold Flora Properties" has the meaning specified in Section (18)(b) of Schedule D.

"Gold Flora Reorganization" has the meaning specified in Section 6.2(1)(g).

"Gold Flora Representatives" has the meaning specified in Section 5.2(1).

"Gold Flora Required Approvals" means the approval of the Gold Flora Merger Resolution by the requisite majority of the Gold Flora Members in compliance with applicable Law, the organizational documents of Gold Flora and any other applicable contract, document or instrument governing Gold Flora.

"Gold Flora Required Approvals Deadline" has the meaning specified in Section 4.4(6).

"Gold Flora Security holders" means the registered or beneficial holders of Gold Flora Membership Units, Gold Flora Debentures, Gold Flora Equity Rights, Gold Flora Profits Interests and Gold Flora Warrants, as the context requires.

"Gold Flora Systems" means all information technology and computer systems (including computer software, information technology and telecommunication hardware and other equipment) relating to the generation, transmission, storage, maintenance or processing of data and information, whether or not in electronic form, used in the conduct of the Gold Flora Business.

"Gold Flora Termination Fee" means $4,000,000.

"Gold Flora Termination Fee Event" has the meaning specified in Section 7.3(1).

"Gold Flora Voting Support and Lock-Up Agreements" means each of the voting support and lock-up agreements dated the date hereof between TPCO and each of the Gold Flora Locked-Up Parties.

"Gold Flora Warrants" means the outstanding warrants of Gold Flora to purchase Gold Flora Membership Units.

"Governmental Entity" means: (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau, ministry, agency or instrumentality, domestic or foreign, including the U.S. Internal Revenue Service and the Canada Revenue Agency; (ii) any subdivision or authority of any of the above; (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (iv) any stock exchange, including the NEO.

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"[***] Debenture Amendment" means the amendments to the securities purchase agreements pursuant to which the [***] Debentures were issued and the amendment and restatement of each of the [***] Debentures to extend the maturity of the [***] Debentures, eliminate the automatic conversion of the [***] Debentures upon a liquidity event and to make such other changes as set forth in the amendments to the securities purchase agreements.

"[***] Debentures" means, collectively (i) the [***] unsecured convertible debenture in the amount of [***] issued by Gold Flora to [***] due on [***]; (ii) the [***] unsecured convertible debenture in the amount of [***] issued by Gold Flora to [***] due on [***]; and (iii) the [***] unsecured convertible debenture in the amount of [***] issued by Gold Flora to [***] on [***] and due on [***].

"Hazardous Substances" means any material, substance or waste that is defined or regulated as toxic or hazardous, or as a pollutant or contaminant or terms of similar meaning or effect under Environmental Laws, or proposed to be regulated as toxic or hazardous, or as a pollutant or contaminant as of the date of this Agreement, including all petroleum and fractions thereof, asbestos-containing materials in any condition, polychlorinated biphenyls and per- and polyfluoroalkyl substances (as well as their precursors and bi-products), but explicitly excludes cannabis and cannabis-containing products.

"HSR Act" means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

"HSR Act Expiration" means, in respect of the transactions contemplated by this Agreement, the expiry, waiver or termination of any applicable waiting periods and any extensions thereof under the HSR Act.

"Ill Repute" means, with respect to any director nominee or executive officer, that such director nominee or executive officer, as applicable, has (i) breached his or her fiduciary duty and/or duty of care, or has been grossly negligent in discharging his or her duties as a director or officer, as applicable; (ii) has been convicted, pled guilty to, or in the reasonable judgement of the board of directors of the Continued Corporation, is likely to be convicted of any offense or crime that in the board of directors of the Continued Corporation's reasonable judgment, involves dishonesty or fraud; or (iii) has committed an act, failed to take any act or made a public statement of a nature such that having such director nominee or executive officer serve as a director or officer of the Continued Corporation, as applicable, would have a serious adverse effect on the Continued Corporation.

"Indemnified Persons" has the meaning specified in Section 8.6(1).

"Intellectual Property" means domestic and foreign: (i) issued patents, applications for patents (whether provisional or non-provisional), including reissues, divisionals, continuations, re-examinations, renewals, extensions and continuations-in-part of patents or patent applications, and other Governmental Entity-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models); (ii) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (iii) copyrights and works of authorship, and all registrations and applications and renewals for any copyrights or works of authorship; (iv) mask works, mask work registrations and applications for mask work registrations; (v) designs, design registrations, design registration applications and integrated circuit topographies; (vi) trade names, business names, corporate names, domain names, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade-mark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (vii) Software; (viii) any other intellectual property and industrial property; and (ix) all rights to any legal proceedings of any nature available to or being pursued to the extent related primarily or exclusively to the foregoing, whether accruing before, on or after the date hereof.

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"Intended U.S. Tax Treatment" has the meaning specified in Section 2.19.

"Interim Order" means the interim order of the Court contemplated by Section 2.2 and made pursuant to section 291 of the BCBCA, in a form acceptable to each of TPCO, Stately (to the extent the provisions of Section 2.9(2) of this Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably, providing for, among other things, the calling and holding of the TPCO Meeting and the Stately Meeting (to the extent the provisions of Section 2.9(2) of this Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable), as the same may be amended by the Court with the consent of each of TPCO, Stately (to the extent the provisions of Section 2.9(2) of this Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable) and Gold Flora, each such consent not to be unreasonably withheld, conditioned or delayed.

"Inventories" means all inventories of stock-in-trade, point-of-sale materials and merchandise including materials, supplies, work-in-progress, finished goods, and purchased finished goods owned by TPCO or Gold Flora, as the context requires, or any of their respective Subsidiaries (including those in possession of suppliers, customers and other third parties).

"Key Authorizations" means (i) the approval of the NEO with regard to the Transaction and the issuance and listing of the Consideration Shares issuable pursuant thereto and (ii) the HSR Act Expiration.

"Key Parties" means TPCO, Gold Flora and Newco and "Key Party" means any of them, as the context requires.

"Law" means, with respect to any Person, any and all applicable law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, notice, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.

"Leases" has the meaning specified in Section (21)(a) of Schedule C.

"Legacy Plans" means, collectively: (i) the CMG Partners, Inc. 2019 Stock Option and Grant Plan, and (ii) the Amended and Restated 2018 Equity Incentive Plan of Left Coast Ventures, Inc.

"Lien" means any mortgage, charge, pledge, hypothecation, security interest, prior claim, encroachments, option, right of first refusal or right of first offer, occupancy right, possessory right, covenant, assignment, lien (statutory, inchoate or otherwise), defect of title, restriction, adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute.

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"Losses" has the meaning specified in Section 2.4(3).

"Material Adverse Effect" means, in respect of a Party, as applicable, any change, event, occurrence, effect, state of facts or circumstance that, individually or in the aggregate with other such changes, events, occurrences, effects, state of facts or circumstances, is or would reasonably be expected to be material and adverse to the business, operations, results of operations, assets, properties, capitalization, financial condition, liabilities (contingent or otherwise) or cash flows of such Party and its Subsidiaries, and, as it relates to TPCO, the TPCO Business, and, as it relates to Gold Flora, the Gold Flora Business, in each case taken as a whole, except any such change, event, occurrence, effect or circumstance resulting from:

(a)	general conditions in the cannabis industry or markets in which the Party and its Subsidiaries operate;

(b)

any change in global, national or regional political conditions (including military action and the outbreak or escalation of war or acts of terrorism) or in general economic, business, regulatory, political or market conditions or in national or global financial, banking or capital markets;

(c)	any adoption, proposal, implementation or change in Law or any interpretation of Law by any Governmental Entity;

(d)	any change in U.S. GAAP or other applicable accounting standard;

(e)	any natural disaster or epidemic, pandemic or disease outbreak (including the COVID-19 virus or public health emergencies as declared by the World Health Organization);

(f)

the failure of the Party to meet any internal or published projections, forecasts, guidance or estimates of revenues or earnings or other financial or operating metrics for any period (it being understood that the cause underlying any such failure may be taken into account in determining whether a Material Adverse Effect has occurred, to the extent not otherwise excepted by another clause of this definition);

(g)	the announcement or disclosure of this Agreement;

(h)	any action taken (or omitted to be taken) by the Party that is consented to by the other Key Parties expressly in writing;

(i)	with respect to TPCO, any matter which has been disclosed by TPCO in the TPCO Disclosure Letter and/or TPCO Filings;

(j)	with respect to Gold Flora, any matter which has been disclosed by Gold Flora in the Gold Flora Disclosure Letter;

(k)	any action taken (or omitted to be taken) upon the written request of the other Key Parties; or

(l)

any change in the market price or trading volume of any securities of the Party (it being understood that the causes underlying such change in market price may be taken into account in determining whether a Material Adverse Effect has occurred, to the extent not otherwise excepted by another clause of this definition), provided, however, that with respect to clauses (a) through to and including (e), such matter does not have a materially disproportionate effect on the Party and its Subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the industry or markets in which the Party and/or its Subsidiaries operate, and unless expressly provided in any particular section of this Agreement, references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a "Material Adverse Effect" has occurred.

C-20

"Merger" has the meaning specified in the recitals to this Agreement.

"Merger Effective Date" means the date on which the Merger is deemed to be effective, which date shall be the same date as the Arrangement Effective Date.

"Merger Effective Time" has the meaning specified in Section 2.18.

"MI 61-101" means Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions.

"Minimum Cash Balance" means a cash balance of TPCO on the date hereof of at least $80 million, net of any outstanding debts or off-balance sheet liabilities or obligations, but excluding lease obligations or other liabilities agreed to in writing by TPCO and Gold Flora prior to the date hereof.

"Misrepresentation" means an untrue statement of a material fact or an omission to state a material fact that is required to be stated or necessary to prevent a statement that is made from being false or misleading in light of the circumstances in which it was made.

"Money Laundering Laws" has the meaning specified in Section (26)(d) of Schedule C.

"NEO" means the Neo Exchange Inc.

"Newco" has the meaning specified in the preamble to this Agreement.

"Newco Shares" means the common shares in the capital of Newco.

"Non-Refusing Party" has the meaning specified in Section 7.3(4).

"Notice" has the meaning specified in Section 8.3(1).

"OFAC" has the meaning specified in Section (27) of Schedule C.

"officer" has the meaning specified in the Securities Act (Ontario).

"Officer Conditions" means: (i) such executive officer shall have such skills and experience reasonably consistent with other individuals who hold similar positions on companies listed on the NEO or any other stock exchange on which the Continued Corporation Shares are then listed; (ii) such executive officer must meet the qualification requirements to serve as an executive officer under the DGCL (or any equivalent statute of a jurisdiction to which the Continued Corporation has been continued or under which it is otherwise governed), Securities Laws and the rules of the NEO or any other stock exchange on which the Continued Corporation Shares are then listed; (iii) such executive officer shall have received all such approvals as may be required to be obtained from any Governmental Entity with oversight over the business of the Continued Corporation; and (iv) such executive officer must not be of Ill Repute.

C-21

"Ordinary Course" means, with respect to an action taken by a Party or its Subsidiary, that such action is consistent with the past practices of such Party or such Subsidiary and is taken in the ordinary course of the normal day-to-day operations of the business of such Party or such Subsidiary, but excludes non-arm's length transactions.

"Outside Date" means, subject to Section 4.14(2), October 31, 2023, or such later date as may be agreed to in writing by the Key Parties.

"Parties" means TPCO, Gold Flora, Stately, Newco and US Merger Sub and "Party" means any of them, as the context requires.

"Permitted Liens" means, in respect of a Party or any of their respective Subsidiaries, any one or more of the following:

(a)

Liens for Taxes which are not yet due or delinquent or that are being properly contested in good faith by appropriate proceedings and for which adequate provisions have been made in accordance with U.S. GAAP in the most recent financial statements of such Party or Subsidiary;

(b)

Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of the construction, maintenance, repair or operation of the business assets of the applicable Party provided that such Liens are related to obligations not past due or delinquent, are not registered against title to any of the business assets of the applicable Party and in respect of which adequate holdbacks are being maintained as required by applicable Law;

(c)

the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, licence, franchise, grant or permit of such Party or its Subsidiaries, to terminate any such lease, licence, franchise, grant or permit, or to require annual or other payments as a condition of their continuance;

(d)

easements, servitudes, restrictions, restrictive covenants, rights of way, licenses, permits and other similar rights in real or immovable property that in each case do not materially detract from the value or materially interfere with the use of the real or immovable property subject thereto;

(e)

zoning and building by-laws and ordinances, regulations made by public authorities that in each case do not materially detract from the value or materially interfere with the use of the real or immovable property subject thereto;

(f)	with respect to TPCO, Liens listed and described in the TPCO Disclosure Letter; and

(g)	with respect to Gold Flora, the Financing Facility and Liens listed and described in the Gold Flora Disclosure Letter.

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"Person" includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

"Personal Data" means any information that, alone or in combination with other information, allows the identification of a natural person, including name, street address, telephone number, e-mail address, photograph, social security number, driver's license number, passport number or customer or account number, IP address, and any persistent identifier or any other information that is otherwise considered personal information, personal data, protected health information, or other personally identifiable information under applicable Law.

"Plan of Arrangement" means the plan of arrangement implementing the Arrangement, substantially in the form of Schedule A, subject to any amendments or variations to such plan made in accordance with Section 8.1 of this Agreement or Article 7 of the Plan of Arrangement, or made at the direction of the Court in the Final Order with the prior written consent of TPCO, Stately (to the extent the provisions of Section 2.9(2) of this Agreement and Section 7.1.5 of the Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably.

"Privacy and Information Security Requirements" means (i) all Laws that govern Processing of Personal Data, data privacy or information security in the State of California; (ii) all United States and California state Laws applicable to the information security of TPCO Systems and Gold Flora Systems; (iii) all Contracts that relate to the Processing of Personal Data and/or protecting the security or privacy of personally identifiable information or personal data as such terms are defined under applicable United States and California Laws; (iv) all Privacy Notices; and (v) the Payment Card Information Data Security Standards.

"Privacy Notices" means any notices, policies, disclosures or public representations by TPCO or Gold Flora, or any of their respective Subsidiaries in respect of TPCO, Gold Flora or any of their respective Subsidiaries' Processing of Personal Data or privacy practices.

"Process" or "Processing" means the collection, use, storage, processing, distribution, transfer, import, export, protection (including security measures), disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).

"Refusing Party" has the meaning specified in Section 7.3(4).

"Registrar" means the Registrar of Companies appointed pursuant to section 400 of the BCBCA.

"Registration Event" has the meaning specified in Section 4.14(2).

"Regulator" means any and all Governmental Entities who now or in the future have authority under Applicable California Laws over either Party, including but not limited to the Department of Cannabis Control and local regulators with overlapping jurisdiction.

"Regulatory Licenses" means the Authorizations set forth in Section (24)(a) of the TPCO Disclosure Letter or Section (21)(a) of the Gold Flora Disclosure Letter, as applicable.

C-23

"Related Party Agreements" has the meaning specified in Section (31) of Schedule C.

"Saleable" means Inventories that: (i) can be reasonably delivered and sold within the applicable expiration of the code dates; (ii) have been stored and transported properly; and (iii) can be sold without discount to the sale price for such Inventories or credit (or similar other accommodation) granted or offered to the applicable customer.

"SEC" has the meaning specified in Section 4.14(2).

"Section 3(a)(10) Exemption" means the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof.

"Section 351 Transactions" has the meaning specified in Section 2.19.

"Securities Authorities" means the Ontario Securities Commission, the Securities and Exchange Commission, any U.S. state securities authorities, commissions or regulators, and the applicable securities commission or securities regulatory authority of each of the other provinces and territories of Canada.

"Securities Laws" means: (i) the Securities Act (Ontario) and any other applicable Canadian provincial or territorial securities laws, rules and regulations and published policies thereunder; (ii) the U.S. Securities Act and the U.S. Exchange Act; (iii) U.S. state securities Laws, in each case, to the extent applicable; and (iv) the policies, rules and regulations of the NEO.

"Software" means computer software and programs (both source code and object code form), all proprietary rights in the computer software and programs and all documentation and other materials related to the computer software and programs.

"Stately" has the meaning specified in the preamble to this Agreement.

"Stately Acquisition Proposal" means, with respect to Stately, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons "acting jointly or in concert" (within the meaning of National Instrument 62-104 - Take-Over Bids and Issuer Bids), other than TPCO, Gold Flora or Newco (or their affiliates), after the date of this Agreement relating to:

(a)

any sale or disposition (or any license, lease, long-term supply agreement or other arrangement having the same economic effect as a sale or disposition), direct or indirect, in a single transaction or a series of related transactions, of assets of Stately or any of its Subsidiaries (including voting, equity or other securities of its Subsidiaries) or alliance, joint venture, partnership or similar transaction representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of Stately and its Subsidiaries, or of 20% or more of the voting or equity securities (or rights or interests in such voting or equity securities and/or securities convertible into or exercisable or exchangeable for voting or equity securities) of Stately or any of its Subsidiaries;

(b)

any direct or indirect take-over bid, exchange offer, issuance of securities or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning or exercising control or direction over or having the right to acquire 20% or more of any class of voting or equity securities of Stately or any of its Subsidiaries whose assets represent 20% or more of the consolidated assets, or contribute 20% or more of the consolidated revenue, of Stately and its Subsidiaries (including securities convertible or exercisable or exchangeable for voting or equity securities of Stately or any of its Subsidiaries whose assets represent 20% or more of the consolidated assets, or contribute 20% or more of the consolidated revenue, of Stately and its Subsidiaries) on a fully-diluted basis;

C-24

(c)

any plan of arrangement, merger, amalgamation, consolidation, share exchange, debt exchange, business combination, reorganization, joint venture, exclusive license, partnership or similar transaction, recapitalization, liquidation, dissolution or winding up or similar transaction involving Stately or any of its Subsidiaries whose assets represent 20% or more of the consolidated assets, or contribute 20% or more of the consolidated revenue, of Stately and its Subsidiaries; or

(d)	any other similar transaction or series of transactions involving Stately or any of its Subsidiaries.

"Stately Arrangement Resolution" means the special resolution of the Stately Shareholders, to be considered at the Stately Meeting (together with any other matters that require the approval of the Stately Shareholders in connection with the transactions contemplated under this Agreement), approving the Arrangement and the Plan of Arrangement, substantially in the form of Schedule B.

"Stately Board" means the board of directors of Stately as constituted from time to time.

"Stately Board Recommendation" has the meaning specified in Section 2.10(2).

"Stately Change in Recommendation" means that the Stately Board: (i) fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, the Stately Board Recommendation, (ii) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend or takes no position or a neutral position, in each case with respect to a publicly announced, or otherwise publicly disclosed, Stately Acquisition Proposal for more than five (5) Business Days, (iii) accepts, approves, endorses, recommends or executes or enters into or publicly proposes to accept, approve, endorse, recommend or execute or enter into any agreement, letter of intent, understanding or arrangement relating to a Stately Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a Stately Acquisition Proposal; or (iv) fails to publicly reaffirm the Stately Board Recommendation (without qualification) within five (5) Business Days after having been requested in writing by TPCO to do so.

"Stately Circular" means the notice of the Stately Meeting and accompanying management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to the Stately Shareholders in connection with the Stately Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

"Stately Confidentiality Agreement" means the confidentiality agreement dated February 17, 2023 between TPCO and Stately.

C-25

"Stately Consideration" means the consideration to be received by the Stately Shareholders pursuant to the Plan of Arrangement as consideration for their Stately Shares, consisting of 0.1913 of an Amalco Share for each Stately Share, subject to adjustment in the manner and in the circumstances contemplated in Section 2.13 of this Agreement, as more specifically provided for in the Plan of Arrangement.

"Stately Consideration Shares" means the Amalco Shares to be issued as the Stately Consideration pursuant to the Arrangement.

"Stately Dissent Rights" means the rights of dissent of the Stately Shareholders in respect of the Stately Arrangement Resolution as described in the Plan of Arrangement.

"Stately Locked-Up Parties" means individuals representing approximately 31.2% of the outstanding Stately Shares.

"Stately Meeting" means the special meeting of Stately Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Stately Arrangement Resolution and for any other purpose as may be set out in the Stately Circular and agreed to in writing by Gold Flora and TPCO, acting reasonably.

"Stately Replacement Warrant" means a warrant or right to purchase Amalco Shares issued by Amalco in replacement of Stately Warrants in accordance with the Plan of Arrangement.

"Stately Representatives" has the meaning specified in Section 5.7(1).

"Stately Shareholders" means the registered or beneficial holders of Stately Shares, as the context requires.

"Stately Shares" means the common shares in the capital of Stately.

"Stately US" means Stately Brands U.S. Corp., a corporation organized under the laws of Nevada.

"Stately US Shares" means the common shares in the capital of Stately US.

"Stately Voting Support Agreements" means each of the voting support agreements dated the date hereof between TPCO and each of the Stately Locked-Up Parties, and any additional voting support agreements to be entered into between TPCO and additional Stately Shareholders following the date hereof as contemplated in Section 4.12.

"Stately Warrants" means the outstanding warrants of Stately to purchase Stately Shares.

"Stately/Gold Flora APA" has the meaning specified in Section (9) of Schedule F.

"Subsidiary" has the meaning specified in National Instrument 45-106 - Prospectus Exemptions as in effect on the date of this Agreement.

"Tax Act" means the Income Tax Act (Canada) and the regulations promulgated thereunder, each as amended.

C-26

"Tax Returns" means any and all returns, reports, declarations, elections, notices, forms, designations, filings and statements (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes.

"Taxes" means: (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments in the nature of a tax imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, provincial sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, unclaimed property, escheat, health, employee health, payroll, workers' compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii); (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iv) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result or being a transferee or successor in interest to any party.

"Terminating Party" has the meaning specified in Section 4.8(3).

"Termination Notice" has the meaning specified in Section 4.8(3).

"TPCO" has the meaning specified in the preamble to this Agreement.

"TPCO 2022 Financial Statements" has the meaning specified in Section 4.1(4).

"TPCO Acquisition Proposal" means, with respect to TPCO, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons "acting jointly or in concert" (within the meaning of National Instrument 62-104 - Take-Over Bids and Issuer Bids), other than Gold Flora (or its affiliates), after the date of this Agreement relating to:

(a)

any sale or disposition (or any license, lease, long-term supply agreement or other arrangement having the same economic effect as a sale or disposition), direct or indirect, in a single transaction or a series of related transactions, of assets of TPCO or any of its Subsidiaries (including voting, equity or other securities of its Subsidiaries) or alliance, joint venture, partnership or similar transaction representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of TPCO and its Subsidiaries, or of 20% or more of the voting or equity securities (or rights or interests in such voting or equity securities and/or securities convertible into or exercisable or exchangeable for voting or equity securities) of TPCO or any of its Subsidiaries based on the most recent annual consolidated financial statements of TPCO filed as part of the TPCO Filings;

C-27

(b)

any direct or indirect take-over bid, exchange offer, issuance of securities or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning or exercising control or direction over or having the right to acquire 20% or more of any class of voting or equity securities of TPCO or any of its Subsidiaries whose assets represent 20% or more of the consolidated assets, or contribute 20% or more of the consolidated revenue, of TPCO and its Subsidiaries based on the most recent annual consolidated financial statements of TPCO (including securities convertible or exercisable or exchangeable for voting or equity securities of TPCO or any of its Subsidiaries whose assets represent 20% or more of the consolidated assets, or contribute 20% or more of the consolidated revenue, of TPCO and its Subsidiaries based on the most recent annual consolidated financial statements of TPCO) on a fully-diluted basis;

(c)

any plan of arrangement, merger, amalgamation, consolidation, share exchange, debt exchange, business combination, reorganization, joint venture, exclusive license, partnership or similar transaction, recapitalization, liquidation, dissolution or winding up or similar transaction involving TPCO or any of its Subsidiaries whose assets represent 20% or more of the consolidated assets, or contribute 20% or more of the consolidated revenue, of TPCO and its Subsidiaries based on the most recent annual consolidated financial statements of TPCO filed as part of the TPCO Filings; or

(d)	any other similar transaction or series of transactions involving TPCO or any of its Subsidiaries.

"TPCO Arrangement Resolution" means the special resolution of the TPCO Shareholders, to be considered at the TPCO Meeting (together with any other matters that require the approval of the TPCO Shareholders in connection with the transactions contemplated under this Agreement), approving the Arrangement and the Plan of Arrangement, substantially in the form of Schedule B.

"TPCO Board" means the board of directors of TPCO as constituted from time to time.

"TPCO Board Recommendation" has the meaning specified in Section 2.4(2).

"TPCO Business" means the business historically conducted by TPCO and/or its Subsidiaries, including all activities and products processed under or using TPCO Intellectual Property Rights.

"TPCO Business Assets" means all tangible and intangible assets, properties, Authorizations, rights or other privileges (whether contractual or otherwise) owned (either directly or indirectly), leased, licensed, loaned, operated or being developed or used, including all vendor lists, customer lists, Intellectual Property and related technologies, real property, fixed assets, facilities, equipment, inventories and accounts receivable, by TPCO and any of its Subsidiaries in connection with the TPCO Business.

"TPCO Change in Recommendation" has the meaning specified in Section 7.2(1)(d)(ii).

"TPCO Circular" means the notice of the TPCO Meeting and accompanying management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to the TPCO Shareholders in connection with the TPCO Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

C-28

"TPCO Confidentiality Agreement" means the confidentiality agreement dated September 7, 2022 between TPCO and Gold Flora.

"TPCO Consideration" means the consideration to be received by the TPCO Shareholders pursuant to the Plan of Arrangement as consideration for their TPCO Shares, consisting of one (1) Amalco Share for each TPCO Share, subject to adjustment in the manner and in the circumstances contemplated in Section 2.13 of this Agreement, as more specifically provided for in the Plan of Arrangement.

"TPCO Consideration Shares" means the Amalco Shares to be issued as the TPCO Consideration pursuant to the Arrangement.

"TPCO Current Financial Statements" has the meaning specified in Section (10) of Schedule C.

"TPCO Data Room" means the material contained in the virtual data room established by TPCO as at 11:59 p.m. (Vancouver time) on February 20, 2023, the index of documents of which is appended to the TPCO Disclosure Letter.

"TPCO Disclosure Letter" means the disclosure letter dated the date of this Agreement and delivered by TPCO to Gold Flora in connection with this Agreement.

"TPCO Dissent Rights" means the rights of dissent of the TPCO Shareholders in respect of the TPCO Arrangement Resolution as described in the Plan of Arrangement.

"TPCO Employees" means all officers and employees of TPCO and its Subsidiaries, including unionized, non-unionized, part-time, full-time, active and inactive employees.

"TPCO Equity Incentive Plan" means the Amended and Restated TPCO Holding Corp. Equity Incentive Plan with an original effective date of January 19, 2021, as amended and restated June 22, 2022.

"TPCO Fairness Opinions" means the opinions of the TPCO Financial Advisors to the effect that, as of the date of such opinions, the TPCO Consideration to be received by the TPCO Shareholders is fair, from a financial point of view, to such holders.

"TPCO Filings" means all documents of TPCO publicly filed under the profile of TPCO on the System for Electronic Document Analysis and Retrieval (SEDAR) and on the SEC's website.

"TPCO Financial Advisors" means Hyperion Capital Inc. and INFOR Financial Inc.

"TPCO Financial Statements" means, as of the date hereof, the TPCO Current Financial Statements and, following the delivery of the TPCO 2022 Financial Statements, the TPCO Current Financial Statements together with the TPCO 2022 Financial Statements

"TPCO Intellectual Property Rights" means, collectively, the TPCO Owned Intellectual Property Rights and the TPCO Licensed Intellectual Property Rights.

"TPCO Interested Shareholders" means, collectively, the TPCO Shareholders whose votes are required to be excluded from the minority approval vote under Part 8 of MI 61-101 with respect to the TPCO Arrangement Resolution.

C-29

"TPCO Key Employees" means such key TPCO employees, consultants or independent contractors specified in Section 1.1 of the TPCO Disclosure Letter.

"TPCO Leased Property" has the meaning specified in Section (21)(a) of Schedule C.

"TPCO Licensed Intellectual Property Rights" means all Intellectual Property rights in which TPCO or any of its Subsidiaries holds any rights or interests granted by any third party.

"TPCO Locked-Up Parties" means each director of TPCO, the Chief Executive Officer of TPCO and the Chief Financial Officer of TPCO.

"TPCO Matching Period" has the meaning specified in Section 5.6(1)(e).

"TPCO Material Contract" means, with respect to TPCO, any Contract: (i) that if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Material Adverse Effect on TPCO; (ii) relating directly or indirectly to the guarantee of any liabilities or obligations or to indebtedness for borrowed money in excess of $500,000 in respect of TPCO; (iii) restricting, or which may in the future restrict, the incurrence of indebtedness by TPCO or any of its Subsidiaries (including by requiring the granting of an equal and rateable Lien) or the incurrence of any Liens on any properties or assets of TPCO or any of its Subsidiaries, or restricting, or which may in the future restrict, the payment of dividends by TPCO, in each case, in any material respect; (iv) relating to the purchase or sale of materials, supplies, equipment or services involving payments, individually or in the aggregate, in excess of $500,000 annually or $2,500,000 over the life of the Contract by TPCO or any of its Subsidiaries; (v) providing for the establishment, investment in, organization, formation or governance of any joint venture, limited liability company, strategic alliance, partnership or sharing of profits, revenue or proprietary information or similar arrangement that creates an exclusive dealing arrangement or right of first offer or refusal that materially limits TPCO's business or that of any of its Subsidiaries; (vi) that contains any exclusivity or non-solicitation obligations of TPCO or any of its Subsidiaries (other than customary employee non-solicitation obligations contained in confidentiality or non-disclosure agreements entered into in the Ordinary Course); (vii) providing for severance or change in control payments in excess of $250,000; (viii) providing for the purchase, sale or exchange of, or option to purchase, sell or exchange, any property or asset other than inventory in the Ordinary Course where the purchase or sale price or agreed value or fair market value of such property or asset exceeds $1,000,000 in respect of TPCO; (ix) that limits or restricts in any material respect (A) the ability of TPCO or any of its Subsidiaries to engage in any line of business or carry on business in any geographic area, (B) the ability of TPCO or any of its Subsidiaries to solicit or hire any Person, or (C) the scope of Persons to whom TPCO or any of its Subsidiaries may sell products or deliver services; (x) that gives another Person the right to purchase or license TPCO's products or services (or licenses to TPCO's products or services) for a fixed aggregate price at no additional charge, or under which TPCO grants most-favoured customer pricing, rights of first refusal or similar rights or terms to any Person; or (xi) any Lease with annual costs exceeding $500,000.

"TPCO Meeting" means the special meeting of TPCO Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the TPCO Arrangement Resolution and for any other purpose as may be set out in the TPCO Circular and agreed to in writing by Gold Flora, acting reasonably.

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"TPCO Owned Intellectual Property Rights" means all Intellectual Property rights owned or purported to be owned by TPCO or any of its Subsidiaries, in whole or in part.

"TPCO PSUs" means the outstanding performance share units of TPCO issued pursuant to the TPCO Equity Incentive Plan.

"TPCO Reorganization" has the meaning specified in Section 2.19.

"TPCO Replacement Option" means an option or right to purchase Amalco Shares issued by Amalco in replacement of TPCO Stock Options in accordance with the Plan of Arrangement.

"TPCO Replacement PSUs" means a performance share unit issued by Amalco in replacement of TPCO PSUs in accordance with the Plan of Arrangement.

"TPCO Replacement RSUs" means a restricted share unit issued by Amalco in replacement of TPCO RSUs in accordance with the Plan of Arrangement.

"TPCO Replacement Warrants" means a warrant or right to purchase Amalco Shares granted by Amalco in replacement of TPCO Warrants in accordance with the Plan of Arrangement.

"TPCO Representatives" has the meaning specified in Section 5.1(1).

"TPCO Required Approval" means the approval of the TPCO Arrangement Resolution.

"TPCO RSUs" means the outstanding restricted share units of TPCO issued pursuant to the TPCO Equity Incentive Plan.

"TPCO Shareholders" means the registered or beneficial holders of TPCO Shares, as the context requires.

"TPCO Shares" means the common shares in the capital of TPCO.

"TPCO Special Committee" means the mergers and acquisitions committee of independent members of the TPCO Board formed in relation to the proposal to effect the transactions contemplated by this Agreement.

"TPCO Stock Options" means stock options to purchase TPCO Shares issued pursuant to the TPCO Equity Incentive Plan and/or the Legacy Plans.

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"TPCO Superior Proposal" means, with respect to TPCO, any unsolicited bona fide written TPCO Acquisition Proposal from a Person or group of Persons "acting jointly or in concert" (within the meaning of National Instrument 62-104 - Take-Over Bids and Issuer Bids) who is an arm's length third party made after the date of this Agreement: (i) to acquire either all of the outstanding TPCO Shares not beneficially owned by such Person or group of Persons or all or substantially all of the assets of TPCO on a consolidated basis; (ii) that complies with Securities Laws in all material respects and did not result from or involve a breach of Article 5 or any other agreement between the Person making the TPCO Acquisition Proposal and TPCO or any of its Subsidiaries; (iii) that the TPCO Board determines, in its good faith judgment after receiving the advice of its outside legal counsel and financial advisors, is reasonably capable of being completed without undue delay relative to the Transaction, taking into account all financial, legal, regulatory and other aspects of such TPCO Acquisition Proposal (including any required shareholder approvals and any minimum tender requirements) and the Person or group of Persons making such TPCO Acquisition Proposal and their respective affiliates; (iv) that is not subject to a financing condition and in respect of which it has been demonstrated to the satisfaction of the TPCO Board, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, that adequate arrangements have been made in respect of any financing, including any costs or expenses related thereto, required to complete such TPCO Acquisition Proposal; (v) that is not subject to any due diligence or access condition; (vi) in the event that TPCO does not have the financial resources to pay the Gold Flora Termination Fee, the terms of such TPCO Acquisition Proposal provide that the Person or group of Persons making such TPCO Acquisition Proposal shall advance or otherwise provide TPCO the cash required for TPCO to pay the Gold Flora Termination Fee and such amount shall be advanced or provided on or before the date such Gold Flora Termination Fee becomes payable; and (vii) that the TPCO Board determines, in its good faith judgment, after receiving the advice of its outside legal and financial advisors and after taking into account all of the terms and conditions of the TPCO Acquisition Proposal and other factors deemed relevant by the TPCO Board, including all legal, financial, regulatory and other aspects of such TPCO Acquisition Proposal and the party making such proposal, that such TPCO Acquisition Proposal would, if consummated in accordance with its terms (but without assuming away any risk of non-completion), result in a transaction which is more favourable, from a financial point of view, to the TPCO Shareholders than the Transaction (including any amendments to the terms and conditions of the Transaction proposed by Gold Flora pursuant to Section 5.6(2)).

"TPCO Superior Proposal Notice" has the meaning specified in Section 5.6(1)(c).

"TPCO Systems" means all information technology and computer systems (including computer software, information technology and telecommunication hardware and other equipment) relating to the generation, transmission, storage, maintenance or processing of data and information, whether or not in electronic form, used in the conduct of the TPCO Business.

"TPCO Termination Fee" means $4,000,000; provided, however, that in the event of a termination pursuant to Section 7.3(2)(b) the fee shall be the aggregate amount of TPCO's out-of-pocket expenses relating to the Transaction, including, but not limited to, legal fees, accounting fees, printing fees, proxy solicitation fees, if any, and HSR filing fees, up to, but not exceeding, $2,000,000.

"TPCO Termination Fee Event" has the meaning specified in Section 7.3(2).

"TPCO Voting Support and Lock-Up Agreements" means each of the voting support and lock-up agreements dated the date hereof between Gold Flora and each of the TPCO Locked-Up Parties.

"TPCO Warrants" means the outstanding warrants of TPCO to purchase TPCO Shares.

"Transaction" means, collectively, the transactions contemplated by this Agreement to implement the business combination of TPCO, Stately and Gold Flora, including, without limitation, the Arrangement, the Continuance and the Merger.

"U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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"U.S. GAAP" means the accounting principles generally accepted in the United States.

"U.S. Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"U.S. Tax Code" means the United States Internal Revenue Code of 1986, as amended.

"U.S. Treasury Regulations" means the treasury regulations promulgated under the U.S. Tax Code.

"US Merger Sub" has the meaning specified in the preamble to this Agreement.

"US Merger Sub Membership Interests" has the meaning specified in Section (2) of Schedule E.

"US Merger Sub2" means GFI Acquisition Inc., a Nevada corporation and a direct wholly-owned subsidiary of Newco.

"US Merger Sub3" means GFI2 Acquisition Inc., a Nevada corporation and a direct wholly-owned subsidiary of Newco.

"WARN Act" has the meaning specified in Section 4.10.

Section 1.2 Certain Rules of Interpretation

(1)	Gender, etc. In this Agreement, words signifying the singular number include the plural and vice versa, and words signifying gender include all genders.

(2)	Including. Every use of the words "including" or "includes" in this Agreement is to be construed as meaning "including, without limitation" or "includes, without limitation", respectively.

(3)

Divisions and Headings. The division of this Agreement into Articles and Sections, the insertion of headings and the inclusion of a table of contents are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

(4)

Articles, Sections, etc. References in this Agreement to an Article, Section or Schedule are to be construed as references to an Article, Section or Schedule of or to this Agreement unless otherwise specified.

(5)

Time Periods. Unless otherwise specified in this Agreement, time periods within which or following which any calculation or payment is to be made, or action to be taken, will be calculated by excluding the day on which the period begins and including the day on which the period ends. If the last day of a time period is not a Business Day, the time period will end on the next Business Day.

(6)

Statutory Instruments. Unless otherwise specified, any reference in this Agreement to any statute includes all regulations and subordinate legislation made under or in connection with that statute at any time, and is to be construed as a reference to that statute as amended, modified, restated, supplemented, extended, re-enacted, replaced or superseded at any time.

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(7)

Knowledge. Where any representation or warranty is expressly qualified by reference to the knowledge of TPCO, it is deemed to refer to the actual knowledge, after making reasonable inquiries regarding the relevant matter, of Troy Datcher and Mike Batesole. Where any representation or warranty is expressly qualified by reference to the knowledge of Gold Flora, it is deemed to refer to the actual knowledge, after making reasonable inquires regarding the relevant matter, of Laurie Holcomb and Marshall Minor. Where any representation or warranty is expressly qualified by reference to the knowledge of Stately, it is deemed to refer to the actual knowledge, after making reasonable inquires regarding the relevant matter, of Jeff Barber. Where any covenant is expressly qualified by reference to being taken knowingly by a Party, it is to refer to being taken with the actual knowledge of the applicable individuals noted in this Section 1.2(7) with respect to such Party.

(8)	Time of Day. Unless otherwise specified, references to time of day or date mean the local time or date in the City of Vancouver, British Columbia.

(9)

Currency and Payment. Unless otherwise specified, references in this Agreement to "dollars" or "$" refer to the lawful currency of the United States. Unless otherwise specified, any money to be advanced, paid or tendered by a Party under this Agreement must be advanced, paid or tendered by bank draft, certified cheque or wire transfer of immediately available funds payable to the Person to whom the amount is due.

(10)	Capitalized Terms. All capitalized terms used in any Schedule, in the TPCO Disclosure Letter or in the Gold Flora Disclosure Letter have the meanings ascribed to them in this Agreement.

(11)

Accounting Terms. Unless otherwise specified herein, all accounting terms are to be interpreted in accordance with U.S. GAAP and all determinations of an accounting nature in respect of TPCO and Gold Flora required to be made shall be made in a manner consistent with U.S. GAAP.

(12)

Consent. If any provision requires approval or consent of a Party and such approval or consent is not delivered within the specified time limit, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

(13)

Subsidiaries. To the extent any covenants or agreements relate, directly or indirectly, to a Subsidiary of a Party, each such provision shall be construed as a covenant by the applicable Party to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action.

Section 1.3 Schedules

(1)	The schedules attached to this Agreement, the TPCO Disclosure Letter and the Gold Flora Disclosure Letter form an integral part of this Agreement for all purposes of it.

(2)

The TPCO Disclosure Letter and the Gold Flora Disclosure Letter and all information contained therein is confidential information and may not be disclosed except in accordance with the terms of the TPCO Confidentiality Agreement.

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ARTICLE 2

THE TRANSACTION

Section 2.1 Transaction

The Parties agree that the Transaction will be implemented in accordance with and subject to the terms and conditions of, among of things, this Agreement, the Plan of Arrangement and the Agreement and Plan of Merger. Without limitation to the foregoing, the following shall occur on the Arrangement Effective Date in the following sequence: (i) at the Arrangement Effective Time, the Arrangement shall become effective, (ii) the Continuance shall become effective, and (iii) at the Merger Effective Time, the Merger shall become effective, with the result that, among other things, Newco shall be amalgamated with TPCO and Stately in accordance with the Plan of Arrangement, Amalco shall continue from a corporation existing under the laws of the Province of British Columbia to a corporation existing under the laws of the State of Delaware, and the Continued Corporation shall become the direct or indirect holder of all of the issued and outstanding Gold Flora Membership Units. For certainty, the Transaction shall not be deemed to be completed unless the Arrangement, the Continuance and the Merger are all completed as contemplated in this Agreement, the Plan of Arrangement, the Continuance Certificate of Conversion and the Agreement and Plan of Merger, as applicable.

Section 2.2 Interim Order

(1)

As soon as reasonably practicable after the date of this Agreement, TPCO and Stately shall apply to the Court in a manner acceptable to TPCO, Stately and Gold Flora, each acting reasonably, pursuant to section 288 of the BCBCA and, in cooperation, prepare, file and diligently pursue an application for the Interim Order, which must provide, among other things:

(a)

for the Persons and classes of Persons to whom notice is to be provided in respect of the Arrangement, the TPCO Meeting and the Stately Meeting and for the manner in which such notice is to be provided;

(b)

that the required level of approval for the TPCO Arrangement Resolution shall be: (i) not less than 662/3% of the votes cast on the TPCO Arrangement Resolution by TPCO Shareholders entitled to vote and present in person or by proxy at the TPCO Meeting voting together as a single class; (ii) if required under applicable Laws, a majority of the votes cast on the TPCO Arrangement Resolution by TPCO Shareholders (other than TPCO Interested Shareholders for the purpose of such vote) entitled to vote and present in person or represented by proxy at the TPCO Meeting, voting in accordance with Part 8 of MI 61-101; and (iii) any other shareholder approvals required by the NEO;

(c)

that the required level of approval for the Stately Arrangement Resolution shall be: (i) not less than 662/3% of the votes cast on the Stately Arrangement Resolution by Stately Shareholders entitled to vote and present in person or by proxy at the Stately Meeting voting together as a single class; and (ii) any other shareholder approvals required by the NEO;

(d)

that, in all other respects, the terms, restrictions and conditions of TPCO's Constating Documents relating to the holding of a meeting of the TPCO Shareholders, including quorum requirements and all other matters, shall (unless varied by the Interim Order) apply in respect of the TPCO Meeting;

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(e)

that, in all other respects, the terms, restrictions and conditions of Stately's Constating Documents relating to the holding of a meeting of the Stately Shareholders, including quorum requirements and all other matters, shall (unless varied by the Interim Order) apply in respect of the Stately Meeting;

(f)	for the grant of the TPCO Dissent Rights only to those TPCO Shareholders who are registered TPCO Shareholders, as contemplated in the Plan of Arrangement;

(g)	for the grant of the Stately Dissent Rights only to those Stately Shareholders who are registered Stately Shareholders, as contemplated in the Plan of Arrangement;

(h)	for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(i)	that the TPCO Meeting may be adjourned or postponed from time to time by TPCO in accordance with the terms of this Agreement without the need for additional approval of the Court;

(j)	that the Stately Meeting may be adjourned or postponed from time to time by Stately in accordance with the terms of this Agreement without the need for additional approval of the Court;

(k)	that the TPCO Meeting may be held in-person or be an entirely virtual meeting or hybrid meeting whereby TPCO Shareholders may join virtually;

(l)	that the Stately Meeting may be held in-person or be an entirely virtual meeting or hybrid meeting whereby Stately Shareholders may join virtually;

(m)

for confirmation of the record date for the TPCO Meeting for the purposes of determining the TPCO Shareholders entitled to notice of and to vote at the TPCO Meeting, in accordance with the Interim Order;

(n)

for confirmation of the record date for the Stately Meeting for the purposes of determining the Stately Shareholders entitled to notice of and to vote at the Stately Meeting, in accordance with the Interim Order;

(o)

that the record date for TPCO Shareholders entitled to notice of and to vote at the TPCO Meeting will not change in respect of any adjournment(s) or postponement(s) of the TPCO Meeting, unless required by Securities Law;

(p)

that the record date for Stately Shareholders entitled to notice of and to vote at the Stately Meeting will not change in respect of any adjournment(s) or postponement(s) of the Stately Meeting, unless required by Securities Law;

(q)

that the deadline for submission of proxies by the TPCO Shareholders for the TPCO Meeting shall be 48 hours (excluding Saturdays, Sundays and statutory holidays in Vancouver, British Columbia) prior to the TPCO Meeting, subject to waiver by TPCO in accordance with the terms of this Agreement;

(r)

that the deadline for submission of proxies by the Stately Shareholders for the Stately Meeting shall be 48 hours (excluding Saturdays, Sundays and statutory holidays in Vancouver, British Columbia) prior to the Stately Meeting, subject to waiver by Stately in accordance with the terms of this Agreement;

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(s)	for such other matters as any of the Key Parties may reasonably require, subject to obtaining the prior consent of the other Key Parties, such consent not to be unreasonably withheld or delayed; and

(t)

that it is the intention of the Parties to rely, by virtue of the Final Order, upon the Section 3(a)(10) Exemption with respect to the issuance of the TPCO Consideration Shares, Stately Consideration Shares, TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants, Stately Replacement Warrants and any additional securities of the Continued Corporation (including Continued Corporation Shares, warrants, options, restricted share units and performance share units) to be issued pursuant to the Arrangement and/or this Agreement (including in connection with the Continuance), based on the Court's approval of the Arrangement.

Section 2.3 The TPCO Meeting

(1)	Subject to the terms of this Agreement and the receipt of the Interim Order, TPCO shall:

(a)

convene and conduct the TPCO Meeting in accordance with the Interim Order, TPCO's Constating Documents and applicable Laws as soon as reasonably practicable, for the purpose of considering the TPCO Arrangement Resolution and for any other proper purpose as may be set out in the TPCO Circular, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the TPCO Meeting without the prior written consent of Gold Flora, acting reasonably, except:

(i)	in the case of an adjournment, as required for quorum purposes (in which case the TPCO Meeting shall be adjourned and not cancelled);

(ii)	as required by Law or by a Governmental Entity; or

(iii)	as required or permitted under Section 4.8(3) or Section 5.6(5);

(b)

solicit proxies in favour of the approval of the TPCO Arrangement Resolution and against any resolution submitted by any TPCO Shareholder that is inconsistent with the TPCO Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, including, if so requested by Gold Flora, acting reasonably:

(i)	retaining (at a cost to be covered equally by Gold Flora and TPCO) dealer and proxy solicitation services firms to solicit proxies in favour of the approval of the TPCO Arrangement Resolution;

(ii)	considering the input of Gold Flora with respect to the solicitation of proxies in respect of the TPCO Meeting;

(iii)	permitting Gold Flora to assist and participate in all material interactions with such proxy solicitation agent;

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(iv)	providing Gold Flora with all material information distributions or updates from the proxy solicitation agent;

(v)	consulting with, and considering any suggestions from, Gold Flora with regards to the proxy solicitation agent; and

(vi)	keeping Gold Flora apprised with respect to such solicitation and other actions;

(c)

provide Gold Flora with copies of or access to information as requested from time to time by Gold Flora, acting reasonably, regarding the TPCO Meeting generated by any transfer agent or proxy solicitation services firm which has been retained by TPCO;

(d)

promptly advise Gold Flora of any communication (written or oral) from or claims brought by (or threatened to be brought by) any Person in opposition to the transactions contemplated by this Agreement and, without limiting the foregoing, of any notice of dissent or purported exercise by any registered TPCO Shareholder of TPCO Dissent Rights received by TPCO in relation to the TPCO Arrangement Resolution and any withdrawal of TPCO Dissent Rights received by TPCO and, subject to applicable Laws, any written communications sent by or on behalf of TPCO to any registered TPCO Shareholder exercising or purporting to exercise TPCO Dissent Rights in relation to the TPCO Arrangement Resolution (and TPCO shall provide Gold Flora with an opportunity to review and comment on any such written communications);

(e)	fix and publish a record date for the purposes of determining TPCO Shareholders entitled to receive notice of and vote at the TPCO Meeting in accordance with the Interim Order;

(f)

consult with Gold Flora in fixing the record date for the TPCO Meeting and the date of the TPCO Meeting, give notice to Gold Flora of the TPCO Meeting and allow Gold Flora's representatives and legal counsel to attend the TPCO Meeting;

(g)

promptly advise Gold Flora, at such times as Gold Flora may reasonably request and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the TPCO Meeting, as to the aggregate tally of the proxies received by TPCO in respect of the TPCO Arrangement Resolution;

(h)

not, except as set out in the Interim Order and only with the consent of Gold Flora, change the record date for the TPCO Shareholders entitled to vote at the TPCO Meeting in connection with any adjournment or postponement of the TPCO Meeting (unless required by Law);

(i)	not, without the consent of Gold Flora, waive or extend the deadline for the submission of proxies by the TPCO Shareholders for the TPCO Meeting; and

(j)

at the request of Gold Flora from time to time, provide Gold Flora with a list (in both written and electronic form) of (i) the registered TPCO Shareholders, together with their addresses and respective holdings of TPCO Shares, (ii) the names, addresses and holdings of all Persons having rights issued by TPCO to acquire TPCO Shares, and (iii) to the extent available to TPCO, participants and book-based nominee registrants such as CDS & Co., CEDE & Co. and DTC, and non-objecting beneficial owners of TPCO Shares and other security holders of TPCO, together with their addresses and respective holdings of TPCO Shares and other securities of TPCO.

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Section 2.4 The TPCO Circular

(1)

TPCO shall promptly prepare and complete, in consultation with Gold Flora, the TPCO Circular together with any other documents required by the BCBCA and applicable Securities Laws in connection with the TPCO Meeting and the Transaction, and TPCO shall, promptly after obtaining the Interim Order, cause the TPCO Circular and such other documents to be filed and sent to each TPCO Shareholder and other Person as required by the Interim Order and applicable Securities Laws, in each case so as to permit the TPCO Meeting to be held by the date specified in Section 2.3(1)(a).

(2)

TPCO shall ensure that the TPCO Circular complies in all material respects with applicable Law and the Interim Order, does not contain any Misrepresentation regarding TPCO and provides the TPCO Shareholders with sufficient information to permit them to form a reasoned judgment concerning the matters to be placed before the TPCO Meeting. Without limiting the generality of the foregoing, the TPCO Circular must include: (i) a copy of the TPCO Fairness Opinions; (ii) a statement that the TPCO Board and the TPCO Special Committee have each received the TPCO Fairness Opinions, and have each unanimously determined (subject to the right of any conflicted directors, if any, to abstain from deciding upon the matter), after receiving advice of outside financial and legal counsel, that the execution, delivery and performance of this Agreement is in the best interests of TPCO and that the Transaction is fair, from a financial point of view, to the TPCO Shareholders and that the TPCO Board and the TPCO Special Committee each unanimously recommends that the TPCO Shareholders vote in favour of the TPCO Arrangement Resolution (the "TPCO Board Recommendation"); (iii) a statement that each director and executive officer of TPCO intends to vote all of such individual's TPCO Shares in favour of the TPCO Arrangement Resolution and against any resolution submitted by any TPCO Shareholder that is inconsistent with the Transaction, the whole in accordance with their TPCO Voting Support and Lock-Up Agreements; and (iv) a statement that certain TPCO Shareholders have entered into TPCO Voting Support and Lock-Up Agreements and specifying the percentage of the issued and outstanding TPCO Shares covered by such TPCO Voting Support and Lock-Up Agreements, and that such TPCO Shareholders have agreed to vote all their TPCO Shares in favour of the TPCO Arrangement Resolution and against any resolution submitted by any TPCO Shareholder that is contrary to the contemplated terms of the Transaction.

(3)

TPCO shall indemnify and save harmless Gold Flora and its representatives from and against any and all liabilities, claims, demands, losses, costs, damages and expenses ("Losses") to which they may be subject or may suffer, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(a)

any Misrepresentation or alleged Misrepresentation in any information included in the TPCO Circular, other than the information relating to Gold Flora or Stately (including information provided by Gold Flora or Stately in connection with the preparation of pro forma financial statements) or its affiliates furnished to TPCO in writing by Gold Flora or Stately for inclusion in the TPCO Circular; and

(b)

any order made, or any inquiry, investigation or proceeding by any Securities Authority or other Governmental Entity, to the extent based on any Misrepresentation or any alleged Misrepresentation in the TPCO Circular, other than the information relating to Gold Flora, Stately or their affiliates furnished to TPCO in writing by Gold Flora or Stately for inclusion in the TPCO Circular.

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(4)	TPCO shall not be responsible for any information in the TPCO Circular relating to Gold Flora, Stately or their respective affiliates.

(5)

Prior to the printing of the TPCO Circular, TPCO shall give Gold Flora and its legal counsel a reasonable opportunity to review and comment on drafts of the TPCO Circular and other related documents, and shall give reasonable consideration to any comments made by Gold Flora and its legal counsel, and agrees that all information relating solely to Gold Flora and its affiliates included in the TPCO Circular must be in a form and content satisfactory to them.

(6)

Gold Flora shall provide TPCO with all information regarding Gold Flora, Stately and their respective affiliates, as required by Law (and, in particular, Securities Laws) for inclusion in the TPCO Circular or in any amendments or supplements to such TPCO Circular. Gold Flora shall ensure that such information does not include any Misrepresentation concerning Gold Flora, Stately and their respective affiliates. Gold Flora shall not be responsible for any information in the TPCO Circular relating to TPCO.

(7)

Gold Flora shall indemnify and save harmless TPCO and each of its representatives from and against any and all Losses to which they may be subject or may suffer, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(a)

any Misrepresentation or alleged Misrepresentation in any information relating to Gold Flora, Stately or their respective affiliates included in the TPCO Circular that was provided by Gold Flora, Stately or a representative thereof expressly for inclusion in the TPCO Circular pursuant to this Section 2.4; and

(b)

any order made, or any inquiry, investigation or proceeding by any Securities Authority or other Governmental Entity, to the extent based on any Misrepresentation or any alleged Misrepresentation in the TPCO Circular that was provided by Gold Flora, Stately or a representative thereof expressly for inclusion in the TPCO Circular pursuant to this Section 2.4.

(8)

Each Party shall also use its commercially reasonable efforts to obtain any necessary consents from its auditors and any other advisors to the use of any financial, technical or other expert information required to be included in the TPCO Circular and to the identification in the TPCO Circular of each such advisor.

(9)

Each Party shall promptly notify the other Key Parties if it becomes aware that the TPCO Circular contains a Misrepresentation, or otherwise requires an amendment or supplement. The Parties shall, in a manner consistent with this Section 2.4, cooperate in the preparation of any such amendment or supplement as required or appropriate, and TPCO shall, in a manner provided in the Interim Order, promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the TPCO Shareholders and, if required by the Court or by applicable Law, file the same with the Securities Authorities or any other Governmental Entity as required.

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Section 2.5 Final Order

If (a) the Interim Order is obtained and, subject to obtaining the approvals contemplated by the Interim Order, (b) the TPCO Arrangement Resolution is passed at the TPCO Meeting by the TPCO Shareholders as provided for in the Interim Order and as required by applicable Law, (c) subject to Section 2.9(2) of this Agreement, the Stately Arrangement Resolution is passed at the Stately Meeting by the Stately Shareholders as provided for in the Interim Order and as required by applicable Law, then TPCO and, subject to Section 2.9(2) of this Agreement, Stately shall, as soon as reasonably practicable, take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to section 288 of the BCBCA.

Section 2.6 Court Proceedings

(1)	In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, TPCO and, subject to Section 2.9(2) of this Agreement, Stately shall:

(a)

diligently pursue, and co-operate with Gold Flora and each other in diligently pursuing, the Interim Order and, subject to the approval of the TPCO Arrangement Resolution at the TPCO Meeting and approval of the Stately Arrangement Resolution at the Stately Meeting, the Final Order;

(b)

provide legal counsel to the other Parties with a reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, and give reasonable consideration to all such comments;

(c)

provide legal counsel to the other Parties on a timely basis with copies of any notice of appearance, evidence or other documents served on TPCO, Stately or their legal counsel in respect of the application for the Interim Order or the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or the Final Order;

(d)

ensure that all material filed with the Court in connection with the Arrangement is consistent with this Agreement and the Plan of Arrangement and that such material has been approved by Gold Flora, acting reasonably, for filing;

(e)

not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the prior written consent of the other Parties, acting reasonably, provided such Party may, in its sole discretion, withhold its consent with respect to any increase in or variation in the form of the TPCO Consideration, Stately Consideration or Gold Flora Consideration, as applicable, or other modification or amendment to such filed or served materials that expands or increases Gold Flora's obligations, or diminishes or limits Gold Flora's rights, set forth in any such filed or served materials or under this Agreement or the Plan of Arrangement;

(f)	oppose any proposal from any Person that the Final Order contain any provision inconsistent with this Agreement;

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(g)	if required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, to do so only after notice to, and in consultation and cooperation with, Gold Flora; and

(h)

not object to legal counsel to Gold Flora appearing at and making such submissions on both the hearing of the application for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided Gold Flora advises TPCO and Stately and their legal counsel of the nature of any such submissions prior to the hearing and such submissions are consistent with this Agreement and the Plan of Arrangement.

Section 2.7 The Gold Flora Merger Resolution

Subject to the terms of this Agreement, Gold Flora shall promptly seek to obtain written consent or approval at a duly called meeting of Gold Flora Members for the Gold Flora Merger Resolution from the Gold Flora Members in accordance with Gold Flora's Constating Documents, applicable Laws and any other agreement or instrument governing any security of Gold Flora as soon as reasonably practicable, and, in any event, obtain approval for the Gold Flora Merger Resolution on or before the Gold Flora Required Approvals Deadline (or such later date as may be agreed to by the Key Parties in writing).

Section 2.8 The Gold Flora Information Statement

(1)

Gold Flora shall promptly prepare and complete, in consultation with TPCO, the Gold Flora Information Statement together with any other documents required by the CA LLC Act and applicable Securities Laws in connection with securing requisite approval for the Gold Flora Merger Resolution, and Gold Flora shall promptly cause the Gold Flora Information Statement and such other documents to be sent to each Gold Flora Member and other Person as required by applicable Laws, the Gold Flora Constating Documents and any other agreement or instrument governing any security of Gold Flora or any affiliate thereof, in each case so as to permit Gold Flora to secure the requisite approval for the Gold Flora Merger Resolution on or before the date specified in Section 2.7. Without limiting the generality of the foregoing, the Gold Flora Information Statement must include: (i) information regarding Gold Flora, TPCO, Newco and the business combination, substantially in the form used in the TPCO Circular, (ii) a copy of the Gold Flora Fairness Opinion; (iii) a statement that the Gold Flora Board has received the Gold Flora Fairness Opinion, and has unanimously determined, after receiving advice of outside financial and legal counsel, that the execution, delivery and performance of this Agreement is in the best interests of Gold Flora and that the Transaction is fair, from a financial point of view, to the Gold Flora Security holders and that the Gold Flora Board unanimously recommends that the Gold Flora Members vote in favour of the Gold Flora Merger Resolution (the "Gold Flora Board Recommendation"); (iv) a statement that each director and officer of Gold Flora intends to vote all of such individual's Gold Flora Membership Units in favour of the Gold Flora Merger Resolution and against any resolution submitted by any Gold Flora Member that is inconsistent with the Transaction, the whole in accordance with their Gold Flora Voting Support and Lock-Up Agreements; and (v) a statement that certain Gold Flora Members have entered into Gold Flora Voting Support and Lock-Up Agreements and specifying the percentage of the issued and outstanding Gold Flora Membership Units covered by such Gold Flora Voting Support and Lock-Up Agreements, and that such Gold Flora Members have agreed to vote all their Gold Flora Membership Units in favour of the Gold Flora Merger Resolution and against any resolution submitted by any Gold Flora security holder that is contrary to the contemplated terms of the Transaction.

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(2)

Gold Flora shall ensure that the Gold Flora Information Statement complies in all material respects with applicable Law, does not contain any Misrepresentation regarding Gold Flora and provides the Gold Flora Members with sufficient information to permit them to form a reasoned judgment concerning the Gold Flora Merger Resolution.

(3)

Gold Flora shall indemnify and save harmless TPCO and its representatives from and against any and all Losses to which they may be subject or may suffer, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(a)

any Misrepresentation or alleged Misrepresentation in any information included in the Gold Flora Information Statement, other than the information relating to TPCO (including information provided by TPCO in connection with the preparation of pro forma financial statements) or its affiliates furnished to Gold Flora in writing by TPCO for inclusion in the Gold Flora Information Statement; and

(b)

any order made, or any inquiry, investigation or proceeding by any Securities Authority or other Governmental Entity, to the extent based on any Misrepresentation or any alleged Misrepresentation in the Gold Flora Information Statement, other than the information relating to TPCO or its affiliates furnished to Gold Flora in writing by TPCO for inclusion in the Gold Flora Information Statement.

(4)	Gold Flora shall not be responsible for any information in the Gold Flora Information Statement relating to TPCO or its affiliates.

(5)

Prior to the printing of the Gold Flora Information Statement, Gold Flora shall give TPCO and its legal counsel a reasonable opportunity to review and comment on drafts of the Gold Flora Information Statement and other related documents, and shall give reasonable consideration to any comments made by TPCO and its legal counsel, and agrees that all information relating solely to TPCO and its affiliates included in the Gold Flora Information Statement must be in a form and content satisfactory to them.

(6)

TPCO shall provide Gold Flora with all information regarding TPCO and its affiliates, as required by Law (and, in particular, Securities Laws) for inclusion in the Gold Flora Information Statement or in any amendments or supplements to such Gold Flora Information Statement. TPCO shall ensure that such information does not include any Misrepresentation concerning TPCO and its affiliates. TPCO shall not be responsible for any information in the Gold Flora Information Statement relating to Gold Flora.

(7)

TPCO shall indemnify and save harmless Gold Flora and each of its representatives from and against any and all Losses to which they may be subject or may suffer, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(a)

any Misrepresentation or alleged Misrepresentation in any information relating to TPCO or its affiliates included in the Gold Flora Information Statement that was provided by TPCO or a representative thereof expressly for inclusion in the Gold Flora Information Statement pursuant to this Section 2.8; and

(b)

any order made, or any inquiry, investigation or proceeding by any Securities Authority or other Governmental Entity, to the extent based on any Misrepresentation or any alleged Misrepresentation in the Gold Flora Information Statement that was provided by TPCO or a representative thereof expressly for inclusion in the Gold Flora Information Statement pursuant to this Section 2.8.

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(8)

Each Party shall also use its commercially reasonable efforts to obtain any necessary consents from its auditors and any other advisors to the use of any financial, technical or other expert information required to be included in the Gold Flora Information Statement and to the identification in the Gold Flora Information Statement of each such advisor.

(9)

Each Party shall promptly notify the Key Parties if it becomes aware that the Gold Flora Information Statement contains a Misrepresentation, or otherwise requires an amendment or supplement. The Parties shall, in a manner consistent with this Section 2.8, cooperate in the preparation of any such amendment or supplement as required or appropriate, and Gold Flora shall promptly mail any such amendment or supplement to the Gold Flora Members and, if required by applicable Law, file the same with the Securities Authorities or any other Governmental Entity as required.

Section 2.9 The Stately Meeting

(1)	Subject to the terms of this Agreement and the receipt of the Interim Order, Stately shall:

(a)

convene and conduct the Stately Meeting in accordance with the Interim Order, Stately's Constating Documents and applicable Laws as soon as reasonably practicable and, in any event, prior to the TPCO Meeting, for the purpose of considering the Stately Arrangement Resolution and for any other proper purpose as may be set out in the Stately Circular, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Stately Meeting without the prior written consent of Gold Flora and TPCO, each acting reasonably, except:

(i)	in the case of an adjournment, as required for quorum purposes (in which case the Stately Meeting shall be adjourned and not cancelled); or

(ii)	as required by Law or by a Governmental Entity;

(b)

solicit proxies in favour of the approval of the Stately Arrangement Resolution and against any resolution submitted by any Stately Shareholder that is inconsistent with the Stately Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, including, if so requested by Gold Flora or TPCO, each acting reasonably:

(i)	considering the input of Gold Flora and TPCO with respect to the solicitation of proxies in respect of the Stately Meeting; and

(ii)	keeping Gold Flora and TPCO apprised with respect to such solicitation and other actions;

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(c)

provide Gold Flora and TPCO with copies of or access to information as requested from time to time by Gold Flora or TPCO, each acting reasonably, regarding the Stately Meeting generated by any transfer agent which has been retained by Stately;

(d)

promptly advise Gold Flora and TPCO of any communication (written or oral) from or claims brought by (or threatened to be brought by) any Person in opposition to the transactions contemplated by this Agreement and, without limiting the foregoing, of any notice of dissent or purported exercise by any registered Stately Shareholder of Stately Dissent Rights received by Stately in relation to the Stately Arrangement Resolution and any withdrawal of Stately Dissent Rights received by Stately and, subject to applicable Laws, any written communications sent by or on behalf of Stately to any registered Stately Shareholder exercising or purporting to exercise Stately Dissent Rights in relation to the Stately Arrangement Resolution (and Stately shall provide Gold Flora and TPCO with an opportunity to review and comment on any such written communications);

(e)	fix and publish a record date for the purposes of determining Stately Shareholders entitled to receive notice of and vote at the Stately Meeting in accordance with the Interim Order;

(f)

consult with Gold Flora and TPCO in fixing the record date for the Stately Meeting and the date of the Stately Meeting, give notice to Gold Flora and TPCO of the Stately Meeting and allow Gold Flora's and TPCO's representatives and legal counsel to attend the Stately Meeting;

(g)

promptly advise Gold Flora and TPCO, at such times as Gold Flora or TPCO may reasonably request and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the Stately Meeting, as to the aggregate tally of the proxies received by Stately in respect of the Stately Arrangement Resolution;

(h)

not, except as set out in the Interim Order and only with the consent of Gold Flora and TPCO, change the record date for the Stately Shareholders entitled to vote at the Stately Meeting in connection with any adjournment or postponement of the Stately Meeting (unless required by Law);

(i)	not, without the consent of Gold Flora and TPCO, waive or extend the deadline for the submission of proxies by the Stately Shareholders for the Stately Meeting; and

(j)

at the request of Gold Flora or TPCO from time to time, provide Gold Flora and TPCO with a list (in both written and electronic form) of (i) the registered Stately Shareholders, together with their addresses and respective holdings of Stately Shares, and (ii) the names, addresses and holdings of all Persons having rights issued by Stately to acquire Stately Shares.

(2)

In the event that the Stately Arrangement Resolution is not approved at the Stately Meeting, or the other conditions precedent to the Arrangement involving Stately cannot be satisfied, the Parties shall amend this Agreement (and the Plan of Arrangement, as required) to remove Stately from the Arrangement and shall take all necessary steps reasonably required to effect such amendment.

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Section 2.10 The Stately Circular

(1)

Stately shall promptly prepare and complete, in consultation with Gold Flora and TPCO, the Stately Circular together with any other documents required by the BCBCA and applicable Securities Laws in connection with the Stately Meeting and the Transaction, and Stately shall, promptly after obtaining the Interim Order, cause the Stately Circular and such other documents to be filed and sent to each Stately Shareholder and other Person as required by the Interim Order and applicable Securities Laws, in each case so as to permit the Stately Meeting to be held by the date specified in Section 2.9(1)(a).

(2)

Stately shall ensure that the Stately Circular complies in all material respects with applicable Law and the Interim Order, does not contain any Misrepresentation regarding Stately and provides the Stately Shareholders with sufficient information to permit them to form a reasoned judgment concerning the matters to be placed before the Stately Meeting. Without limiting the generality of the foregoing, the Stately Circular must include: (i) a statement that the Stately Board has unanimously determined (subject to the right of any conflicted directors, if any, to abstain from deciding upon the matter) that the execution, delivery and performance of this Agreement is in the best interests of Stately and that the Transaction is fair, from a financial point of view, to the Stately Shareholders and that the Stately Board unanimously recommends that the Stately Shareholders vote in favour of the Stately Arrangement Resolution (the "Stately Board Recommendation"); (ii) a statement that each director and executive officer of Stately intends to vote all of such individual's Stately Shares in favour of the Stately Arrangement Resolution and against any resolution submitted by any Stately Shareholder that is inconsistent with the Transaction, the whole in accordance with their Stately Voting Support Agreements; and (iii) a statement that certain Stately Shareholders have entered into Stately Voting Support Agreements and specifying the percentage of the issued and outstanding Stately Shares covered by such Stately Voting Support Agreements, and that such Stately Shareholders have agreed to vote all their Stately Shares in favour of the Stately Arrangement Resolution and against any resolution submitted by any Stately Shareholder that is contrary to the contemplated terms of the Transaction.

(3)

Stately shall indemnify and save harmless Gold Flora and TPCO and their respective representatives from and against any and all Losses to which they may be subject or may suffer, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(a)

any Misrepresentation or alleged Misrepresentation in any information included in the Stately Circular, other than the information relating to Gold Flora, Newco and/or TPCO (including information provided by Gold Flora and/or TPCO in connection with the preparation of pro forma financial statements) or their respective affiliates or information relating to the Transaction, furnished to Stately in writing by Gold Flora, Newco and/or TPCO for inclusion in the Stately Circular; and

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(b)

any order made, or any inquiry, investigation or proceeding by any Securities Authority or other Governmental Entity, to the extent based on any Misrepresentation or any alleged Misrepresentation in the Stately Circular, other than the information relating to Gold Flora, Newco and/or TPCO or their respective affiliates or information relating to the Transaction, furnished to Stately in writing by Gold Flora and/or TPCO for inclusion in the Stately Circular.

(4)	Stately shall not be responsible for any information in the Stately Circular relating to Gold Flora, Newco, TPCO or their respective affiliates or relating to a description of the Transaction.

(5)

Prior to the printing of the Stately Circular, Stately shall give Gold Flora, TPCO and their respective legal counsel a reasonable opportunity to review and comment on drafts of the Stately Circular and other related documents, and shall give reasonable consideration to any comments made by Gold Flora, TPCO and their respective legal counsel, and agrees that all information relating solely to: (i) Gold Flora and its affiliates included in the Stately Circular must be in a form and content satisfactory to Gold Flora; and (ii) TPCO and its affiliates included in the Stately Circular must be in a form and content satisfactory to TPCO.

(6)

Gold Flora shall provide Stately with all information regarding the Transaction, Gold Flora and its affiliates, as required by Law (and, in particular, Securities Laws) for inclusion in the Stately Circular or in any amendments or supplements to such Stately Circular. Gold Flora shall ensure that such information does not include any Misrepresentation concerning the Transaction, Gold Flora and its affiliates. Gold Flora shall not be responsible for any information in the Stately Circular relating to Stately.

(7)

Gold Flora shall indemnify and save harmless Stately and each of its representatives from and against any and all Losses to which they may be subject or may suffer, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(a)

any Misrepresentation or alleged Misrepresentation in any information relating to Gold Flora, Newco, TPCO or their respective affiliates included in the Stately Circular that was provided by Gold Flora, TPCO or a representative thereof expressly for inclusion in the Stately Circular pursuant to this Section 2.10; and

(b)

any order made, or any inquiry, investigation or proceeding by any Securities Authority or other Governmental Entity, to the extent based on any Misrepresentation or any alleged Misrepresentation in the Stately Circular that was provided by Gold Flora, TPCO or a representative thereof expressly for inclusion in the Stately Circular pursuant to this Section 2.10.

(8)

TPCO shall provide Stately with all information regarding TPCO, Newco and their respective affiliates, as required by Law (and, in particular, Securities Laws) for inclusion in the Stately Circular or in any amendments or supplements to such Stately Circular. TPCO shall ensure that such information does not include any Misrepresentation concerning TPCO, Newco and their respective affiliates. TPCO shall not be responsible for any information in the Stately Circular relating to Stately, Gold Flora or the Transaction.

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(9)

Each Party shall also use its commercially reasonable efforts to obtain any necessary consents from its auditors and any other advisors to the use of any financial, technical or other expert information required to be included in the Stately Circular and to the identification in the Stately Circular of each such advisor.

(10)

Each Party shall promptly notify the Key Parties and Stately if it becomes aware that the Stately Circular contains a Misrepresentation, or otherwise requires an amendment or supplement. The Parties shall, in a manner consistent with this Section 2.10, cooperate in the preparation of any such amendment or supplement as required or appropriate, and Stately shall, in a manner provided in the Interim Order, promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Stately Shareholders and, if required by the Court or by applicable Law, file the same with the Securities Authorities or any other Governmental Entity as required.

Section 2.11 Other Securities

The Parties acknowledge and agree that all TPCO Stock Options, TPCO RSUs, TPCO PSUs, TPCO Warrants and Stately Warrants that are not settled or exercised in accordance with their terms, whether conditionally or otherwise, and any other securities that represent the right to receive TPCO Shares or Stately Shares that are not exchanged for TPCO Shares or Stately Shares, as applicable, prior to the Arrangement Effective Time and that remain outstanding immediately prior to the Arrangement Effective Time shall be treated in accordance with the provisions of the Plan of Arrangement and/or the terms thereof, as applicable, and the Parties shall take all such reasonable steps as may be necessary or desirable to give effect to the foregoing.

Section 2.12 The Arrangement and Effective Date

The Arrangement shall become effective at the Arrangement Effective Time on the date on which the Arrangement Filings are filed with the Registrar (unless otherwise agreed to in writing by the Parties) (the "Arrangement Effective Date"), which date shall, unless otherwise agreed to in writing by the Key Parties, be five (5) Business Days after the date on which all conditions set forth in Section 6.1, Section 6.2 and Section 6.3 have been satisfied or waived (excluding conditions that, by their terms, cannot be satisfied until or following the Arrangement Effective Time, but subject to the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is of those conditions as of the Arrangement Effective Time). From and after the Arrangement Effective Time, the Plan of Arrangement will have all of the effects provided by applicable Law, including the BCBCA.

Section 2.13 Adjustment of Consideration

Notwithstanding anything in this Agreement to the contrary, if, between the date of this Agreement and the Arrangement Effective Time, the issued and outstanding TPCO Shares, Stately Shares or Gold Flora Membership Units shall have changed into a different number or a different class of shares or units by reason of any split, consolidation, dividend, reclassification, redenomination or the like, provided any such action is permitted by Section 4.1(2)(b), Section 4.2(2)(b) or Section 4.3(2)(b), as applicable (each such permitted action, an "Adjustment Event"), then the number of Amalco Shares to be issued per TPCO Share on account of the TPCO Consideration or the number of Amalco Shares to be issued per Stately Share on account of the Stately Consideration or the number of Continued Corporation Shares to be issued per Gold Flora Membership Unit on account of the Gold Flora Consideration, as applicable, shall be adjusted as necessary to provide the TPCO Shareholders, Stately Shareholders and Gold Flora Members, respectively, with the same economic effect and proportionate ownership of Amalco Shares or Continued Corporation Shares, as applicable, as contemplated by this Agreement, the Plan of Arrangement and the Agreement and Plan of Merger prior to such Adjustment Event. For the avoidance of doubt, any adjustment to the TPCO Consideration, Stately Consideration or Gold Flora Consideration in accordance with this Section 2.13 shall be subject to further adjustment, on an iterative basis, upon the occurrence of any subsequent Adjustment Event.

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Section 2.14 Dissenting Security holders

(1)

TPCO will give Gold Flora prompt notice of receipt of any written notice of any dissent or purported exercise by any TPCO Shareholder of TPCO Dissent Rights, any withdrawal of such notice, and any other instruments served pursuant to TPCO Dissent Rights and received by TPCO. TPCO shall not make any payment or settlement offer, or agree to any such settlement, or conduct any negotiations prior to the Arrangement Effective Time with respect to any such dissent, notice or instrument unless Gold Flora, acting reasonably, shall have given its written consent. TPCO shall promptly advise Gold Flora of any communication (written or oral) from any Person in opposition to the Arrangement, written notice of dissent, purported exercise or withdrawal of TPCO Dissent Rights, and provide Gold Flora with a reasonable opportunity to review and comment upon any written communications sent by or on behalf of TPCO to any such Person and to participate in any discussions, negotiations or proceedings involving any such Person.

(2)

Gold Flora will give TPCO prompt notice of receipt of any written notice of any dissent or purported exercise by any Gold Flora Member of Gold Flora Dissent Rights, any withdrawal of such notice, and any other instruments served pursuant to Gold Flora Dissent Rights and received by Gold Flora. Gold Flora shall not make any payment or settlement offer, or agree to any such settlement, or conduct any negotiations prior to the Arrangement Effective Time with respect to any such dissent, notice or instrument unless TPCO, acting reasonably, shall have given its written consent. Gold Flora shall promptly advise TPCO of any communication (written or oral) from any Person in opposition to the Merger, written notice of dissent, purported exercise or withdrawal of Gold Flora Dissent Rights, and provide TPCO with a reasonable opportunity to review and comment upon any written communications sent by or on behalf of Gold Flora to any such Person and to participate in any discussions, negotiations or proceedings involving any such Person.

(3)

Stately will give Gold Flora and TPCO prompt notice of receipt of any written notice of any dissent or purported exercise by any Stately Shareholder of Stately Dissent Rights, any withdrawal of such notice, and any other instruments served pursuant to Stately Dissent Rights and received by Stately. Stately shall not make any payment or settlement offer, or agree to any such settlement, or conduct any negotiations prior to the Arrangement Effective Time with respect to any such dissent, notice or instrument unless TPCO and Gold Flora, acting reasonably, shall have given their written consent. Stately shall promptly advise TPCO and Gold Flora of any communication (written or oral) from any Person in opposition to the Arrangement, written notice of dissent, purported exercise or withdrawal of Stately Dissent Rights, and provide TPCO and Gold Flora with a reasonable opportunity to review and comment upon any written communications sent by or on behalf of Stately to any such Person and to participate in any discussions, negotiations or proceedings involving any such Person.

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Section 2.15 Withholding Taxes

(1)

Newco, TPCO, Gold Flora, Stately, Amalco, the Continued Corporation and any Depositary, as applicable, shall be entitled to deduct or withhold from any consideration payable or otherwise deliverable to any Person, including any Person exercising Dissent Rights, pursuant to the Transaction and from all dividends, other distributions or other amount otherwise payable to any former TPCO Shareholder, Stately Shareholder or Gold Flora Member such Taxes or other amounts as Newco, TPCO, Gold Flora, Stately, Amalco, the Continued Corporation or any Depositary reasonably determines are required or permitted to be deducted or withheld with respect to such payment under the Tax Act, the U.S. Tax Code, or any other provisions of any applicable Law, in each case, as amended. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction or withholding was made, provided that such deducted or withheld Taxes or other amounts are actually remitted to the appropriate taxing authority in accordance with applicable Law. To the extent necessary, such deductions and withholdings may be effected by selling any Amalco Shares or Continued Corporation Shares to which the Person receiving the consideration that is subject to deduction or withholding would otherwise be entitled under this Agreement, the Plan of Arrangement or Agreement and Plan of Merger.

(2)

Notwithstanding any representations and covenants set forth in this Agreement, it is understood and agreed that none of the Parties provides any assurances to any security holder of TPCO or Stately regarding the income tax consequences of the Arrangement to any security holder of TPCO or Stately, except as may otherwise be provided by TPCO in the TPCO Circular or Stately in the Stately Circular.

Section 2.16 United States Securities Law Matters

(1)

The Parties agree that the Arrangement will be carried out with the intention that, assuming the Final Order is granted by the Court, all TPCO Consideration Shares, Stately Consideration Shares, TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants, Stately Replacement Warrants and Continued Corporation Shares issued under the Arrangement (including the Continuance) will be issued by Amalco or the Continued Corporation in reliance on the Section 3(a)(10) Exemption, and in compliance with applicable Securities Laws. The Parties agree to use good faith efforts consistent with the intent of the Parties and the intended treatment of the Arrangement as set out in this Section 2.16. In order to ensure the availability of the exemption under the Section 3(a)(10) Exemption, the Parties agree that the Arrangement will be carried out on the following basis:

(a)

the procedural and substantive fairness of the terms and conditions of the Arrangement will be subject to the approval of the Court, and such Court must be expressly authorized by applicable Law to hold the required hearing and grant all required approvals;

(b)

the Court will be advised as to the intention of the Parties to rely on the Section 3(a)(10) Exemption prior to the hearing required to approve the procedural and substantive fairness of the terms and conditions of the Arrangement;

(c)

the Court will be required to satisfy itself as to the procedural and substantive fairness of the terms and conditions of the Arrangement to all Persons who are entitled to receive TPCO Consideration Shares, Stately Consideration Shares, TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants, Stately Replacement Warrants or Continued Corporation Shares, as applicable, pursuant to the Arrangement (including the Continuance);

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(d)

Each of TPCO and Stately will ensure that each Person entitled to receive TPCO Consideration Shares, Stately Consideration Shares, TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants, Stately Replacement Warrants or Continued Corporation Shares, as applicable, on completion of the Arrangement (including the Continuance) and each other will be given adequate and appropriate notice in a timely manner advising them of their right to attend the hearing of, and appear before, the Court to give approval of the procedural and substantive fairness of the terms and conditions of the Arrangement and providing them with sufficient information necessary for them to exercise that right, and that there shall not be any improper impediments to the appearance at the hearing of any TPCO Shareholder, Stately Shareholder or other security holder;

(e)	the Court will hold a hearing before approving the procedural and substantive fairness of the terms and conditions of the Arrangement;

(f)

each TPCO Shareholder and each Stately Shareholder entitled to receive TPCO Consideration Shares, Stately Consideration Shares or Continued Corporation Shares, as applicable, will be advised that the TPCO Consideration Shares, Stately Consideration Shares and Continued Corporation Shares issued pursuant to the Arrangement (including the shares issued on the Continuance) have not been and will not be registered under the U.S. Securities Act and will be issued by Amalco or the Continued Corporation in reliance on the Section 3(a)(10) Exemption and in compliance with applicable Securities Laws, and may be subject to restrictions on resale under the terms of the Escrow Agreement, as applicable, or applicable Securities Laws, including Rule 144 under the U.S. Securities Act with respect to affiliates of the Continued Corporation;

(g)

each holder of TPCO Stock Options, TPCO PSUs, TPCO RSUs, TPCO Warrants and Stately Warrants entitled to receive TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants or Stately Replacement Warrants, as applicable, pursuant to the Arrangement (including on the Continuance) will be advised that the TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants and Stately Replacement Warrants, as applicable, have not been and will not be registered under the U.S. Securities Act and will be issued by Amalco or the Continued Corporation in reliance on the Section 3(a)(10) Exemption and in compliance with applicable Securities Laws, but that the Section 3(a)(10) Exemption does not exempt the issuance of securities upon the exercise of TPCO Replacement Options, TPCO Replacement Warrants and Stately Replacement Warrants or the issuance of securities upon the vesting of TPCO Replacement PSUs and TPCO Replacement RSUs, and that securities issued pursuant to the Section 3(a)(10) Exemption may be subject to restrictions on resale under the terms of the Escrow Agreement, as applicable, or applicable Securities Laws, including Rule 144 under the U.S. Securities Act with respect to affiliates of the Continued Corporation.

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(h)	TPCO and Stately shall cause the Interim Order and Final Order to contain such information and statements as are necessary or advisable to secure the Section 3(a)(10) Exemption;

(i)

TPCO and Stately shall further ensure that any applicable Securities Laws, exemptions, rules and requirements with respect to the issuance of the TPCO Consideration Shares, Stately Consideration Shares, TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants, Stately Replacement Warrants and Continued Corporation Shares to be issued pursuant to the Arrangement (including the Continuance) in the United States have been abided by;

(j)

the Interim Order approving the TPCO Meeting and Stately Meeting will specify that each TPCO Shareholder and Stately Shareholder or other security holder, as applicable, will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they deliver a response to petition and any supporting materials within a reasonable time;

(k)

the Final Order approving the terms and conditions of the Arrangement that is obtained from the Court will expressly state that the Arrangement is approved by the Court as being procedurally and substantively fair to all Persons entitled to receive TPCO Consideration Shares, Stately Consideration Shares, TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants, Stately Replacement Warrants and Continued Corporation Shares pursuant to the Arrangement (including the Continuance). TPCO shall request that the Final Order include a statement to substantially the following effect:

"This Order will serve as a basis of a claim to an exemption, pursuant to Section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by that Act, regarding the issuance and distribution of securities of Gold Flora Corporation, pursuant to the Plan of Arrangement."

Section 2.17 The Continuance

In accordance with the Plan of Arrangement, on the Arrangement Effective Date, prior to the Merger Effective Time, Amalco shall effect the Continuance, so as to ensure that the effective date of the Continuance shall be the same date as the Arrangement Effective Date. In connection therewith, Amalco shall file in the office of the Secretary of State of the State of Delaware, (i) a duly executed certificate of conversion to corporation substantially in the form attached hereto as Schedule G (the "Continuance Certificate of Conversion") and (ii) a duly executed certificate of incorporation in the form attached hereto as Schedule H (the "Continuance Certificate of Incorporation").

Section 2.18 The Merger

Contemporaneously with the execution of this Agreement, Newco, US Merger Sub and Gold Flora shall enter into an Agreement and Plan of Merger in the form attached hereto as Schedule I (the "Agreement and Plan of Merger"). On the Arrangement Effective Date, following the Continuance and any other steps required to be completed prior to the Merger in accordance with the terms of this Agreement and/or the Plan of Arrangement, the Parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of California, in such form as is required by, and executed in accordance with, the relevant provisions of the CA LLC Act and mutually agreed by the Key Parties (such agreement not to be unreasonably withheld, conditioned or delayed). The Certificate of Merger shall specify that the Merger shall become effective at a time (the "Merger Effective Time") on the Arrangement Effective Date that is after the Arrangement Effective Time and the effective time of the Continuance but no later than 11:59 p.m. on the Arrangement Effective Date.

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Section 2.19 Intended Tax Treatment

(1)

For U.S. federal income tax purposes, it is intended that: (i) the amalgamation of Newco, Stately and TPCO resulting in the formation of Amalco shall qualify as a tax-deferred reorganization under Section 368(a)(1)(A) of the U.S. Tax Code (the "TPCO Reorganization"); (ii) upon completion of the foregoing, Amalco shall be treated as a U.S. domestic corporation under Section 7874(b) of the U.S. Tax Code; (iii) the Continuance shall constitute a reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Tax Code; (iv) if applicable, the merger of GFI and US Merger Sub2 with GFI surviving such merger and the separate legal existence of US Merger Sub2 ceasing for all purposes shall qualify as a tax-deferred reorganization within the meaning of Section 368(a)(1)(A) of the U.S. Tax Code by reason of Section 368(a)(2)(E) of the U.S. Tax Code (the "GFI Reorganization"); (v) if applicable, the merger of GFI2 and US Merger Sub3 with GFI2 surviving such merger and the separate legal existence of US Merger Sub3 ceasing for all purposes shall qualify as a tax-deferred reorganization within the meaning of Section 368(a)(1)(A) of the U.S. Tax Code by reason of Section 368(a)(2)(E) of the U.S. Tax Code (the "GFI2 Reorganization"); and (vi) with respect to the Gold Flora Members, the Merger shall constitute a contribution of Gold Flora Membership Units in exchange for Gold Flora Consideration Shares and shall, collectively with the TPCO Reorganization, the Continuance, the GFI Reorganization (if applicable), the GFI2 Reorganization (if applicable), and the other transactions contemplated by this Agreement (such transactions, collectively, the "Section 351 Transactions"), constitute interdependent steps in a single transaction to which the Parties are legally committed as provided herein, which shall qualify as a tax-deferred contribution as described in Section 351 of the U.S. Tax Code; and (vii) this Agreement be, and hereby is, adopted as a "plan of reorganization" within the meaning of Section 368 of the U.S. Tax Code and the U.S. Treasury Regulations promulgated thereunder (the foregoing, the "Intended U.S. Tax Treatment"). From and after the date of this Agreement and until the completion of the Transaction, each Party hereto shall use its reasonable best efforts to cause the transactions contemplated by the Agreement to so qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause the failure of any action to be taken, which action or failure to act would reasonably be expected to prevent the transactions contemplated by this Agreement from so qualifying. Each Party hereto agrees to not take any position on any Tax Return or otherwise take any Tax reporting position inconsistent with the Intended U.S. Tax Treatment set forth in this Section 2.19, unless otherwise required by a "determination" within the meaning of Section 1313 of the U.S. Tax Code. Notwithstanding the foregoing, the Parties do not make any representation, warranty or covenant to any other Party or to their shareholders or members (and including, without limitation, holders of stock options, warrants, debt instruments or similar rights or instruments) regarding the Intended U.S. Tax Treatment or the U.S. tax treatment of the Transaction, Arrangement or any other transaction contemplated by this Agreement.

(2)	Notwithstanding any other provision of this Agreement and any other agreements or documents required or contemplated to be delivered in connection herewith, to the contrary:

(a)

no Party shall knowingly take any action, cause any action to be taken, fail to take any commercially reasonable action or cause any commercially reasonable action to fail to be taken, which action or failure to act would reasonably be expected to prevent Amalco from being classified as a U.S. domestic corporation under Section 7874(b) of the U.S. Tax Code after completion of the TPCO Reorganization until the effective time of the Continuance;

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(b)

no Party shall knowingly take any action, cause any action to be taken, fail to take any commercially reasonable action or cause any commercially reasonable action to fail to be taken, which action or failure to act would reasonably be expected to prevent the TPCO Reorganization from qualifying as a tax-deferred reorganization within the meaning of Section 368(a) of the U.S. Tax Code;

(c)

no Party shall knowingly take any action, cause any action to be taken, fail to take any commercially reasonable action or cause any commercially reasonable action to fail to be taken, which action or failure to act would reasonably be expected to prevent the GFI Reorganization, if applicable, from qualifying as a tax-deferred reorganization within the meaning of Section 368(a) of the U.S. Tax Code;

(d)

no Party shall knowingly take any action, cause any action to be taken, fail to take any commercially reasonable action or cause any commercially reasonable action to fail to be taken, which action or failure to act would reasonably be expected to prevent the GFI2 Reorganization, if applicable, from qualifying as a tax-deferred reorganization within the meaning of Section 368(a) of the U.S. Tax Code; and

(e)

no Party shall knowingly take any action, cause any action to be taken, fail to take any commercially reasonable action or cause any commercially reasonable action to fail to be taken, which action or failure to act would reasonably be expected to prevent the Section 351 Transactions from qualifying as a single, integrated tax-deferred transaction within the meaning of Section 351 of the U.S. Tax Code.

(3)

Each of Gold Flora, Stately and TPCO shall provide to the tax advisors of Gold Flora and the tax advisors of TPCO representation letters containing reasonable and customary representations and covenants with respect to the Transaction and the Intended U.S. Tax Treatment.

(4)

TPCO shall have provided to Newco, as of the Arrangement Effective Date, a duly executed certification of TPCO in form and substance satisfactory to Newco which complies with the requirements of Treasury Regulations section 1.897-2(h)(2) and U.S. Treasury Regulations section 1.1445-2(c)(3) and confirms that the TPCO Shares do not constitute "United States real property interests" as defined in Section 897(c)(1) of the U.S. Tax Code and that TPCO is not, and has not been during the time period contemplated in Section 897(c)(1)(A)(ii) of the U.S. Tax Code, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the U.S. Tax Code.

(5)

Stately shall have caused Stately US to have provided to Newco, as of the Arrangement Effective Date, a duly executed certification of Stately US in form and substance satisfactory to Newco which complies with the requirements of Treasury Regulations section 1.897-2(h)(2) and U.S. Treasury Regulations section 1.1445-2(c)(3) and confirms that, to its knowledge based on information provided by Gold Flora, the issued and outstanding shares of Stately US do not constitute "United States real property interests" as defined in Section 897(c)(1) of the U.S. Tax Code and that such U.S. subsidiary is not, and has not been during the time period contemplated in Section 897(c)(1)(A)(ii) of the U.S. Tax Code, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the U.S. Tax Code.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of TPCO

(1)

TPCO represents and warrants to Gold Flora and Newco that the representations and warranties set forth in Schedule C are true and correct as of the date hereof, and acknowledges and agrees that Gold Flora and Newco are relying upon such representations and warranties in connection with the entering into of this Agreement and agreeing to complete the Transaction.

(2)

The representations and warranties of TPCO contained in this Agreement shall not survive the completion of the Transaction and shall expire and be terminated on the earlier of the Merger Effective Time and the date on which this Agreement is terminated in accordance with its terms.

Section 3.2 Representations and Warranties of Gold Flora

(1)

Gold Flora represents and warrants to: (i) TPCO and Newco that the representations and warranties set forth in Schedule D are true and correct as of the date hereof, and acknowledges and agrees that TPCO and Newco are relying upon such representations and warranties in connection with the entering into of this Agreement and agreeing to complete the Transaction; and (ii) Stately that the representations and warranties set forth in Sections (1) [Organization and Qualification], (2) [Authority Relative to this Agreement], (4) [No Violation] and (6) [Capitalization] of Schedule D are true and correct as of the date hereof, and acknowledges and agrees that Stately is relying upon such representations and warranties in connection with the entering into of this Agreement and agreeing to complete the Transaction.

(2)

The representations and warranties of Gold Flora contained in this Agreement shall not survive the completion of the Transaction and shall expire and be terminated on the earlier of the Merger Effective Time and the date on which this Agreement is terminated in accordance with its terms.

Section 3.3 Representations and Warranties of Newco and US Merger Sub

(1)

Newco represents and warrants to TPCO and Gold Flora that the representations and warranties set forth in Schedule E are true and correct as of the date hereof, and acknowledges and agrees that TPCO and Gold Flora are relying upon such representations and warranties in connection with the entering into of this Agreement and agreeing to complete the Transaction.

(2)

The representations and warranties of Newco contained in this Agreement shall not survive the completion of the Transaction and shall expire and be terminated on the earlier of the Merger Effective Time and the date on which this Agreement is terminated in accordance with its terms.

Section 3.4 Representations and Warranties of Stately

(1)

Stately represents and warrants to TPCO, Gold Flora and Newco that the representations and warranties set forth in Schedule F are true and correct as of the date hereof, and acknowledges and agrees that TPCO, Gold Flora and Newco are relying upon such representations and warranties in connection with the entering into of this Agreement and agreeing to complete the Transaction.

(2)

The representations and warranties of Stately contained in this Agreement shall not survive the completion of the Transaction and shall expire and be terminated on the earlier of the Merger Effective Time and the date on which this Agreement is terminated in accordance with its terms.

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ARTICLE 4

COVENANTS

Section 4.1 Conduct of Business of TPCO

(1)

TPCO covenants and agrees that, during the period from the date of this Agreement until the earlier of the Merger Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the express prior written consent of Gold Flora, acting reasonably, (ii) as required by Law or any Governmental Entity, (iii) as contemplated by the TPCO Disclosure Letter, or (iv) as required or permitted by this Agreement, TPCO shall, and shall cause its Subsidiaries to, conduct their business in the Ordinary Course, and TPCO shall use commercially reasonable efforts to maintain and preserve its and its Subsidiaries' business organization, properties, employees, assets (including, for greater certainty, TPCO Business Assets), goodwill and business relationships with customers, suppliers, partners and other Persons with which TPCO or any of its Subsidiaries have business relations.

(2)

Without limiting the generality of Section 4.1(1), TPCO covenants and agrees that, during the period from the date of this Agreement until the earlier of the Merger Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the express prior written consent of Gold Flora, acting reasonably, (ii) as required by Law or any Governmental Entity, (iii) as contemplated by the TPCO Disclosure Letter, or (iv) as required or permitted by this Agreement, TPCO shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)	amend its Constating Documents or, in the case of any Subsidiary of TPCO which is not a corporation, its similar organizational documents;

(b)

split, combine, consolidate or reclassify any of the TPCO Shares or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof), or amend or modify any term of any outstanding debt security;

(c)	redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any of the TPCO Shares, any of its outstanding securities or the common shares of its Subsidiaries;

(d)

issue, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of any TPCO Shares or other equity or voting interests in TPCO or its Subsidiaries (including issued TPCO Shares held by TPCO in treasury), or any options (including under the TPCO Equity Incentive Plan and Legacy Plans), share units (including under the TPCO Equity Incentive Plan and Legacy Plans), warrants or similar rights or convertible securities exercisable or exchangeable for or convertible into such TPCO Shares or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of the TPCO Shares, except for the issuance of TPCO Shares issuable upon the settlement or exercise, as applicable, of the currently outstanding TPCO Stock Options, TPCO RSUs, TPCO PSUs and TPCO Warrants;

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(e)	amend the terms of any of the securities of TPCO or any of its Subsidiaries;

(f)	reduce its stated capital or reorganize, arrange, restructure, amalgamate or merge with any Person;

(g)	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of TPCO or any of its Subsidiaries;

(h)

except for inventory in the Ordinary Course, acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, assets, securities, properties, interests or businesses or make any investment either by the purchase of securities, contribution of capital, property transfer or purchase of any other property or assets of any other Person, or acquire any license rights having a value of an amount greater than $500,000;

(i)

sell, pledge, lease, transfer, dispose of, lose the right to use, mortgage, license, encumber (other than a Permitted Lien) or otherwise transfer any assets of TPCO or of any of its Subsidiaries or any interest in any assets of TPCO and its Subsidiaries having a value greater than $500,000 individually or $1,000,000 in the aggregate, other than assets (such as inventory) sold in the Ordinary Course;

(j)	enter into any joint venture or similar agreement, arrangement or relationship;

(k)

other than (i) as incurred in connection with this Agreement and the transactions contemplated herein, including the expenses contemplated in Section 8.2, or (ii) as set forth in the capital budget disclosed in Section 4.1(2)(k) of the TPCO Disclosure Letter, make any capital expenditure or commitment to do so which in the aggregate exceeds $500,000;

(l)	amend or modify, or terminate or waive any right under, any TPCO Material Contract or enter into any Contract or agreement that would be a TPCO Material Contract if in effect on the date hereof;

(m)

in respect of any TPCO Business Assets, waive, release, surrender, abandon, let lapse, grant or transfer any material right or amend, modify or change, or agree to amend, modify or change, any existing material Authorization, right to use, lease or contract, except that TPCO may file modifications of ownership and financial interest holders of its Authorizations (with owners and financial interest holders referring to those terms as defined by Applicable California Laws relating to Authorizations) to reflect its, or its Subsidiaries, as applicable ownership, officers and all other persons and entities existing as of the date of this Agreement as may be required by Law;

(n)

except as contemplated in Section 4.9, amend, modify or terminate, cancel or let lapse any material insurance (or re-insurance) policy of TPCO or any of its Subsidiaries in effect on the date of this Agreement, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the terminated, cancelled or lapsed policies are in full force and effect;

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(o)

prepay any indebtedness before its scheduled maturity, or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof in each case in an amount exceeding $500,000 individually or $1,000,000 in the aggregate;

(p)

make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person, other than the Subsidiaries of TPCO;

(q)	enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;

(r)	grant any Lien (other than Permitted Liens) on any assets of TPCO or any of its Subsidiaries;

(s)

amend or re-file any material Tax Returns, make, amend or rescind any material Tax election, settle or compromise any Tax claim, action, suit, litigation, proceeding, investigation, audit, controversy, assessment, reassessment or liability, enter into any agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any Tax matter or amend or change any of its methods of reporting income, deductions or accounting for income Tax purposes;

(t)

request from any taxing authority an advance Tax ruling or determination or enter into any arrangements to provide for an extension of time with respect to the assessment or reassessment of Taxes or the filing of any material Tax Returns (other than automatic, six-month extensions), payment of Taxes by, or the levying of any governmental charge against, TPCO or any of its Subsidiaries;

(u)	make any change in TPCO's methods of accounting, except as required by concurrent changes in U.S. GAAP;

(v)

grant any increase in the rate of wages, salaries, bonuses or other remuneration of any TPCO Employee or independent contractor or make any bonus or profit sharing distribution or similar payment of any kind (other than in the Ordinary Course to TPCO Employees who are not officers);

(w)

(i) adopt or materially amend any Employee Plan; (ii) pay any benefit to any director or officer of TPCO or any of its Subsidiaries or to any TPCO Employee that is not required under the terms of any Employee Plan in effect on the date of this Agreement; (iii) pay, grant or increase any severance, change of control or termination pay (or improvements to notice or pay in lieu of notice) to any current or former TPCO Employee or any current or former director of TPCO or any of its Subsidiaries not required under the terms of any existing obligation in effect on the date of this Agreement; (iv) increase the benefits payable under any existing severance or termination pay policies with any current or former TPCO Employee or any current or former director of TPCO or any of its Subsidiaries; (v) grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of TPCO or any of its Subsidiaries or to any TPCO Employee; (vi) make any determination under any Employee Plan that is not in the Ordinary Course, (vii) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any current or former TPCO Employee or any current or former director of TPCO or any of its Subsidiaries; (viii) grant any equity, equity-based or similar awards; (ix) reduce TPCO's or its Subsidiaries' work force except in the Ordinary Course; (x) take any action described above with respect to any consultants or independent contractors of TPCO or any of its Subsidiaries; or (xi) take or propose any action to effect any of the foregoing;

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(x)

enter into any agreement or arrangement that limits or otherwise restricts in any material respect TPCO or any successor thereto, or that would, after the Merger Effective Time, limit or restrict in any material respect the Continued Corporation or any of its affiliates from competing in any manner;

(y)

cancel, waive, release, assign, settle or compromise any material claims or rights or take any action or fail to take any action that would result in termination of any material claims or rights, including relating to the TPCO Intellectual Property Rights;

(z)

commence, waive, release, assign, settle, compromise or settle any litigation, proceeding or governmental investigation relating to the assets or the TPCO Business (i) in excess of an aggregate amount of $1,000,000 other than amounts or liabilities disclosed in the TPCO Filings which are resolved for an amount equal to or less than the amount disclosed, or (ii) which could reasonably be expected to impede, prevent or delay the consummation of the transactions contemplated by this Agreement;

(aa)

knowingly take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entity to institute proceedings for the suspension, revocation or limitation of rights under, any material Authorization necessary to conduct its businesses as now conducted, or fail to file with commercially reasonable due diligence (and in no event longer than as permitted by applicable law unless expressly approved by the applicable Governmental Entity in writing) any pending application, submission, modification, notice or otherwise to any Governmental Entities for material Regulatory Licenses or material Authorizations (including with respect to any material Regulatory Licenses or material Authorizations applicable to assets acquired after the date of this Agreement in accordance with the terms of this Agreement);

(bb)

if such becomes necessary, abandon or fail to diligently pursue any application for any material Authorizations or take any action, or fail to take any action, that could lead to a modification, suspension or revocation of any material Authorizations;

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(cc)

grant or commit to grant an exclusive licence or otherwise transfer any Intellectual Property or exclusive rights in or in respect thereto that is material to TPCO and its Subsidiaries taken as a whole, other than to wholly owned Subsidiaries;

(dd)	materially change its business or regulatory strategy;

(ee)

enter into any Contract with a Person (other than a wholly-owned Subsidiary of TPCO or any entity that owns Regulatory Licenses) that does not deal at arm's length with TPCO within the meaning of the Tax Act;

(ff)	enter into or amend any Contract with any broker, finder or investment banker;

(gg)	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing; or

(hh)	proceed with, notice, commence or conduct any plant closings or mass layoff as described or defined under the WARN Act or any similar state or local law.

(3)	TPCO shall forthwith notify Gold Flora in writing of:

(a)	any Material Adverse Effect relating to TPCO; or

(b)

any material penalty, filing, action, suit, claim, order, ruling, investigation, audit, inquiry, assessment or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting TPCO or its Subsidiaries.

(4)

TPCO covenants and agrees that, on or prior to March 31, 2023, TPCO shall provide Gold Flora with consolidated annual audited financial statements of TPCO as at and for the fiscal year ended December 31, 2022 (including the notes thereto) (the "TPCO 2022 Financial Statements").

Section 4.2 Conduct of Business of Gold Flora

(1)

Gold Flora covenants and agrees that, during the period from the date of this Agreement until the earlier of the Merger Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the express prior written consent of TPCO, acting reasonably, (ii) as required by Law or any Governmental Entity, (iii) as contemplated by the Gold Flora Disclosure Letter, or (iv) as required or permitted by this Agreement, Gold Flora shall, and shall cause its Subsidiaries to, conduct their business in the Ordinary Course, and Gold Flora shall use commercially reasonable efforts to maintain and preserve its and its Subsidiaries' business organization, properties, employees, assets (including, for greater certainty, Gold Flora Business Assets), goodwill and business relationships with customers, suppliers, partners and other Persons with which Gold Flora or any of its Subsidiaries have business relations.

(2)

Without limiting the generality of Section 4.2(1), Gold Flora covenants and agrees that, during the period from the date of this Agreement until the earlier of the Merger Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the express prior written consent of TPCO, acting reasonably, (ii) as required by Law or any Governmental Entity, (iii) as contemplated by the Gold Flora Disclosure Letter, or (iv) as required or permitted by this Agreement, Gold Flora shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)	amend its Constating Documents or, in the case of any Subsidiary of Gold Flora which is not a corporation, its similar organizational documents;

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(b)

split, combine, consolidate or reclassify any of the Gold Flora Membership Units or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof), or amend or modify any term of any outstanding debt security;

(c)	redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any of the Gold Flora Membership Units, any of its outstanding securities or the securities of its Subsidiaries;

(d)

issue, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of any Gold Flora Membership Units or other equity or voting interests in Gold Flora or its Subsidiaries, or any options, warrants or similar rights or convertible securities exercisable or exchangeable for or convertible into such membership units, common shares or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of the Gold Flora Membership Units, except for the issuance of Gold Flora Membership Units issuable upon the settlement or exercise, as applicable, of the currently outstanding options, warrants or similar rights or convertible securities as disclosed in the Gold Flora Disclosure Letter;

(e)	amend the terms of any of the securities of Gold Flora or any of its Subsidiaries;

(f)	reduce its stated capital or reorganize, arrange, restructure, amalgamate or merge with any Person;

(g)	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of Gold Flora or any of its Subsidiaries;

(h)

except for inventory in the Ordinary Course, acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, assets, securities, properties, interests or businesses or make any investment either by the purchase of securities, contribution of capital, property transfer or purchase of any other property or assets of any other Person, or acquire any license rights having a value of an amount greater than $500,000;

(i)

sell, pledge, lease, transfer, dispose of, lose the right to use, mortgage, license, encumber (other than a Permitted Lien) or otherwise transfer any assets of Gold Flora or of any of its Subsidiaries or any interest in any assets of Gold Flora and its Subsidiaries having a value greater than $500,000 individually or $1,000,000 in the aggregate, other than assets (such as inventory) sold in the Ordinary Course;

(j)	enter into any material joint venture or similar agreement, arrangement or relationship;

(k)

other than (i) as incurred in connection with this Agreement and the transactions contemplated herein, including the expenses contemplated in Section 8.2, or (ii) as set forth in the capital budget disclosed in Section 4.2(2)(k) of the Gold Flora Disclosure Letter, make any capital expenditure or commitment to do so which in the aggregate exceeds $500,000;

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(l)

amend or modify, or terminate or waive any right under, any Gold Flora Material Contract or enter into any Contract or agreement that would be a Gold Flora Material Contract if in effect on the date hereof;

(m)

in respect of any Gold Flora Business Assets, waive, release, surrender, abandon, let lapse, grant or transfer any material right or amend, modify or change, or agree to amend, modify or change, any existing material Authorization, right to use, lease or contract, except that Gold Flora may file modifications of ownership and financial interest holders of its Authorizations (with owners and financial interest holders referring to those terms as defined by Applicable California Laws relating to Authorizations) to reflect its, or its Subsidiaries, as applicable ownership, officers and all other persons and entities existing as of the date of this Agreement as may be required by Law;

(n)

except as contemplated in Section 4.9, amend, modify or terminate, cancel or let lapse any material insurance (or re-insurance) policy of Gold Flora or any of its Subsidiaries in effect on the date of this Agreement, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the terminated, cancelled or lapsed policies are in full force and effect;

(o)

prepay any indebtedness before its scheduled maturity, or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof in each case in an amount exceeding $500,000 individually or $1,000,000 in the aggregate;

(p)

make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person, other than the Subsidiaries of Gold Flora;

(q)	enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;

(r)	grant any Lien (other than Permitted Liens) on any assets of Gold Flora or any of its Subsidiaries;

(s)

amend or re-file any material Tax Returns, make, amend or rescind any material Tax election, settle or compromise any Tax claim, action, suit, litigation, proceeding, investigation, audit, controversy, assessment, reassessment or liability, enter into any agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any Tax matter or amend or change any of its methods of reporting income, deductions or accounting for income Tax purposes;

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(t)

request from any taxing authority an advance Tax ruling or determination or enter into any arrangements to provide for an extension of time with respect to the assessment or reassessment of Taxes or the filing of any material Tax Returns (other than automatic, six-month extensions), payment of Taxes by, or the levying of any governmental charge against, Gold Flora or any of its Subsidiaries;

(u)	make any change in Gold Flora's methods of accounting, except as required by concurrent changes in U.S. GAAP;

(v)

grant any increase in the rate of wages, salaries, bonuses or other remuneration of any Gold Flora Employee or independent contractor or make any bonus or profit sharing distribution or similar payment of any kind (other than in the Ordinary Course to Gold Flora Employees who are not officers);

(w)

(i) adopt or materially amend any Employee Plan; (ii) pay any benefit to any director or officer of Gold Flora or any of its Subsidiaries or to any Gold Flora Employee that is not required under the terms of any Employee Plan in effect on the date of this Agreement; (iii) pay, grant or increase any severance, change of control or termination pay (or improvements to notice or pay in lieu of notice) to any current or former Gold Flora Employee or any current or former director of Gold Flora or any of its Subsidiaries not required under the terms of any existing obligation in effect on the date of this Agreement; (iv) increase the benefits payable under any existing severance or termination pay policies with any current or former Gold Flora Employee or any current or former director of Gold Flora or any of its Subsidiaries; (v) grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of Gold Flora or any of its Subsidiaries or to any Gold Flora Employee; (vi) make any determination under any Employee Plan that is not in the Ordinary Course, (vii) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any current or former Gold Flora Employee or any current or former director of Gold Flora or any of its Subsidiaries; (viii) grant any equity, equity-based or similar awards; (ix) reduce Gold Flora's or its Subsidiaries' work force except in the Ordinary Course; (x) take any action described above with respect to any consultants or independent contractors of Gold Flora or any of its Subsidiaries; or (xi) take or propose any action to effect any of the foregoing;

(x)

enter into any agreement or arrangement that limits or otherwise restricts in any material respect Gold Flora or any successor thereto, or that would, after the Merger Effective Time, limit or restrict in any material respect the Continued Corporation or any of its affiliates from competing in any manner;

(y)

cancel, waive, release, assign, settle or compromise any material claims or rights or take any action or fail to take any action that would result in termination of any material claims or rights, including relating to the Gold Flora Intellectual Property Rights;

(z)

commence, waive, release, assign, settle, compromise or settle any litigation, proceeding or governmental investigation relating to the assets or the Gold Flora Business (i) in excess of an aggregate amount of $1,000,000 other than amounts or liabilities disclosed in the Gold Flora Financial Statements which are resolved for an amount equal to or less than the amount disclosed, or (ii) which could reasonably be expected to impede, prevent or delay the consummation of the transactions contemplated by this Agreement;

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(aa)

knowingly take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entity to institute proceedings for the suspension, revocation or limitation of rights under, any material Authorization necessary to conduct its businesses as now conducted, or fail to file with commercially reasonable due diligence (and in no event longer than as permitted by applicable Law unless expressly approved by the applicable Governmental Entity in writing) any pending application, submission, modification, notice or otherwise to any Governmental Entities for material Regulatory Licenses or material Authorizations (including with respect to any material Regulatory Licenses or material Authorizations applicable to assets acquired after the date of this Agreement in accordance with the terms of this Agreement);

(bb)

if such becomes necessary, abandon or fail to diligently pursue any application for any material Authorizations or take any action, or fail to take any action, that could lead to a material modification, suspension or revocation of any material Authorizations;

(cc)

grant or commit to grant an exclusive licence or otherwise transfer any Intellectual Property or exclusive rights in or in respect thereto that is material to Gold Flora and its Subsidiaries taken as a whole, other than to wholly owned Subsidiaries;

(dd)	materially change its business or regulatory strategy;

(ee)

enter into any Contract with a Person (other than a wholly-owned Subsidiary of Gold Flora or any entity that owns Regulatory Licenses) that does not deal at arm's length with Gold Flora within the meaning of the U.S. Tax Code, other than as contemplated hereby or pursuant to the Hadron Debenture Amendment;

(ff)	enter into or amend any Contract with any broker, finder or investment banker;

(gg)	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing; or

(hh)	proceed with, notice, commence or conduct any plant closings or mass layoffs as described or defined under the WARN Act or any similar state or local law.

(3)	Gold Flora shall forthwith notify TPCO in writing of:

(a)	any Material Adverse Effect relating to Gold Flora; or

(b)

any material penalty, filing, action, suit, claim, order, ruling, investigation, audit, inquiry, assessment or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Gold Flora or its Subsidiaries.

(4)

Gold Flora covenants and agrees that, on or prior to March 31, 2023, Gold Flora shall provide TPCO with consolidated annual audited financial statements of Gold Flora as at and for the fiscal year ended December 31, 2022 (including the notes thereto) (the "Gold Flora 2022 Financial Statements").

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Section 4.3 Conduct of Business of Stately

(1)

Stately covenants and agrees that, during the period from the date of this Agreement until the earlier of the Arrangement Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the express prior written consent of Gold Flora and TPCO, acting reasonably, (ii) as required by Law or any Governmental Entity, or (iii) as required or permitted by this Agreement, Stately shall, and shall cause its Subsidiaries to, conduct their business in the Ordinary Course, and Stately shall use commercially reasonable efforts to maintain and preserve its and its Subsidiaries' business organization, properties, employees, assets and goodwill.

(2)

Without limiting the generality of Section 4.3(1), Stately covenants and agrees that, during the period from the date of this Agreement until the earlier of the Arrangement Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the express prior written consent of Gold Flora and TPCO, acting reasonably, (ii) as required by Law or any Governmental Entity, or (iii) as required or permitted by this Agreement, Stately shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)	amend its Constating Documents or, in the case of any Subsidiary of Stately which is not a corporation, its similar organizational documents;

(b)

split, combine, consolidate or reclassify any of the Stately Shares or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof), or amend or modify any term of any outstanding debt security;

(c)	redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any of the Stately Shares, any of its outstanding securities or the common shares of its Subsidiaries;

(d)

issue, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of any Stately Shares or other equity or voting interests in Stately or its Subsidiaries (including issued Stately Shares held by Stately in treasury), or any options, share units, warrants or similar rights or convertible securities exercisable or exchangeable for or convertible into such Stately Shares or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of the Stately Shares except for the issuance of Stately Shares issuable on exercise of currently outstanding warrants to purchase up to 25,000,000 Stately Shares;

(e)	amend the terms of any of the securities of Stately or any of its Subsidiaries;

(f)	reduce its stated capital or reorganize, arrange, restructure, amalgamate or merge with any Person;

(g)	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of Stately or any of its Subsidiaries;

(h)

acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, any assets, securities, properties, interests or businesses or make any investment either by the purchase of securities, contribution of capital, property transfer or purchase of any other property or assets of any other Person, or acquire any license rights except for the acquisition of Gold Flora Membership Units pursuant to the exercise of warrants held by Stately US to purchase up to 2,741,369 Gold Flora Membership Units;

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(i)

sell, pledge, lease, transfer, dispose of, lose the right to use, mortgage, license, encumber (other than a Permitted Lien) or otherwise transfer any assets of Stately or of any of its Subsidiaries or any interest in any assets of Stately and its Subsidiaries;

(j)	enter into any joint venture or similar agreement, arrangement or relationship;

(k)	make any capital expenditure or commitment to do so;

(l)	amend or modify, or terminate or waive any right under, any Contract or enter into any Contract or agreement;

(m)	conduct any business other than that required in connection with this Agreement;

(n)	incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof;

(o)

make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person, other than the Subsidiaries of Stately;

(p)

amend or re-file any Tax Returns, make, amend or rescind any material Tax election, settle or compromise any Tax claim, action, suit, litigation, proceeding, investigation, audit, controversy, assessment, reassessment or liability, enter into any agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any Tax matter or amend or change any of its methods of reporting income, deductions or accounting for income Tax purposes;

(q)

request from any taxing authority an advance Tax ruling or determination or enter into any arrangements to provide for an extension of time with respect to the assessment or reassessment of Taxes or the filing of any Tax Returns (other than automatic, six-month extensions), payment of Taxes by, or the levying of any governmental charge against, Stately or any of its Subsidiaries;

(r)	make any change in Stately's methods of accounting, except as required by concurrent changes in IFRS;

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(s)	grant or pay any wages, salaries, bonuses or other remuneration of any employee or independent contractor or make any bonus or profit sharing distribution or similar payment of any kind; or

(t)	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

(3)	Stately shall forthwith notify Gold Flora and TPCO in writing of:

(a)	any Material Adverse Effect relating to Stately; or

(b)

any material penalty, filing, action, suit, claim, order, ruling, investigation, audit, inquiry, assessment or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Stately or its Subsidiaries.

Section 4.4 Covenants Regarding the Transaction

(1)

Subject to the terms and conditions of this Agreement, each of TPCO, Stately, Gold Flora and Newco shall, and each shall cause its respective Subsidiaries to, perform all obligations required to be performed by such Party or any of its Subsidiaries under this Agreement, and use its commercially reasonable efforts to take, or cause to be taken, all actions and to do or cause to be done all things required or advisable under applicable Laws to consummate and make effective, as soon as reasonably practicable, the Arrangement and the Merger and, without limiting the generality of the foregoing, the Parties shall and, where appropriate, shall cause each of its Subsidiaries to:

(a)

use its commercially reasonable efforts to satisfy, or cause the satisfaction of, all conditions precedent to be fulfilled by it in this Agreement, and take all steps set forth in the Interim Order and Final Order applicable to it and comply promptly with all requirements imposed by applicable Law on it or its Subsidiaries with respect to this Agreement, the Arrangement and the Merger;

(b)

use its commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are (i) necessary or advisable under any TPCO Material Contracts or Gold Flora Material Contracts, as applicable, and in connection with the Transaction or (ii) required in order to maintain any TPCO Material Contracts or Gold Flora Material Contracts, as applicable, in full force and effect following completion of the Transaction, in each case, on terms that are reasonably satisfactory to the other Key Parties, acting reasonably, and without paying, and without committing the other Parties to pay, any consideration or incur any liability or obligation without the prior written consent of the other Key Parties, acting reasonably;

(c)

use its commercially reasonable efforts to oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Transaction and use its commercially reasonable efforts to defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, the Merger or this Agreement;

(d)

carry out the terms of the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its Subsidiaries with respect to this Agreement, the Arrangement and/or the Merger;

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(e)

not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Transaction; and

(f)	comply with NEO requirements relevant to this Agreement and the Transaction.

(2)

The Parties shall cause Amalco and the Continued Corporation to: (i) on the Arrangement Effective Date, reserve a sufficient number of Amalco Shares or Continued Corporation Shares, as applicable, to be issued upon completion of the Arrangement and the exercise and/or settlement from time to time of the TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants and Stately Replacement Warrants; and (ii) on the Merger Effective Date, reserve a sufficient number of Continued Corporation Shares to be issued upon the completion of the Merger (including upon completion of the GFI Merger and GFI2 Merger, if applicable) and the Continued Corporation Shares to be issued upon exercise and/or settlement from time to time of the Gold Flora Warrants and GFI2 Warrants.

(3)

TPCO and Newco, as applicable, in consultation with Gold Flora, shall apply for and use commercially reasonable efforts to obtain written approvals from the NEO, in connection with the listing of the Consideration Shares to be issued in connection with the Transaction and the Continued Corporation Shares to be issued upon the exercise and/or settlement from time to time of the TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants, Stately Replacement Warrants, Gold Flora Warrants and GFI2 Warrants, subject only to the satisfaction of customary conditions required by the NEO.

(4)

Each of TPCO and Gold Flora will, in all material respects, conduct itself so as to keep all Key Parties fully informed as to the material decisions required to be made or actions required to be taken with respect to the operation of the TPCO Business and Gold Flora Business, respectively, provided that such disclosure is not prohibited by applicable Law or otherwise prohibited by reason of confidentiality obligation owed to a third party for which a waiver could not be obtained.

(5)	Each of the Parties shall promptly, and in any event within two (2) Business Days of each of the following, notify the other Key Parties of:

(a)

any notice or other communication from any Person alleging (i) that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person is required in connection with this Agreement or the Transaction, or (ii) that such Person is terminating or may terminate or is otherwise materially adversely modifying or may materially adversely modify its relationship with the Party as a result of this Agreement or the Transaction; and

(b)

any notice or other communication from any Governmental Entity in connection with this Agreement (and such Party shall contemporaneously provide a copy of any such written notice or communication to the other Key Parties).

(6)	Gold Flora shall obtain the Gold Flora Required Approvals on or before the date that is 15 days following receipt of the Interim Order (the "Gold Flora Required Approvals Deadline").

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(7)

Immediately following the Arrangement Effective Time, subject to Section 4.13 of this Agreement, Gold Flora shall complete the Gold Flora Reorganization; provided that, for certainty, the conversion of the Gold Flora Debentures, other than the [***] Debentures, and the Gold Flora Equity Rights shall occur prior to the Arrangement Effective Time.

Section 4.5 Authorizations

(1)

As soon as reasonably practicable after the date hereof, each Party or, where appropriate, the Key Parties jointly, shall (i) make any appropriate filing pursuant to the HSR Act and any other applicable Antitrust Laws with respect to the transactions contemplated by this Agreement within ten (10) Business Days after the date of this Agreement, unless the Key Parties mutually agree in writing to a later date, (ii) respond as promptly as practicable to any request for additional information and documentary material from any Governmental Entity pursuant to any Antitrust Law, (iii) make or cause to be made all notifications, filings, applications and submissions with Governmental Entities required or advisable under Law, (iv) use commercially reasonable efforts to obtain and maintain, the Key Authorizations and such other Authorizations reasonably deemed by any of the Key Parties to be necessary to discharge their respective obligations under this Agreement or otherwise advisable under Laws in connection with the Transaction and this Agreement (which Authorizations shall include those Authorizations listed in Section C24(a) of the TPCO Disclosure Letter and Section D21(a) of the Gold Flora Disclosure Letter), it being acknowledged and agreed that TPCO and Gold Flora shall equally share the cost of all filing fees in respect of the Key Authorizations.

(2)

The Key Parties shall co-operate with one another in connection with obtaining the Authorizations required or desirable in connection herewith including by providing, submitting or exchanging on a timely basis all documentation and information that is required or advisable, in the reasonable opinion of the Key Parties, to promptly and diligently prepare, file (after review and approval thereof by all Key Parties) and pursue any and all Authorizations with respect to the transaction contemplated by this Agreement and using their commercially reasonable efforts to ensure that such information provided, submitted or exchanged does not contain a Misrepresentation.

(3)

In furtherance and not in limitation of the foregoing, upon receipt of a written request from either TPCO or Gold Flora and within ten (10) Business Days of receipt of all necessary information and materials, with the reasonable assistance of the requesting Party, the receiving Party shall prepare the notifications, filings, applications and submissions for the transfer or change in ownership, as applicable, of the Regulatory Licenses as necessary under the Applicable California Laws, and shall provide complete copies of such applications to the requesting Party; provided, however, that the receiving Party shall not make, or cause to be made, any filings or submissions with, or have any communications or discussions with, any Governmental Entity until TPCO and Gold Flora have mutually agreed as to the form and substance of such filings, submissions, communications and discussions. Once mutually agreed between TPCO and Gold Flora as to form and substance, so long as not inconsistent with the requirements of the Applicable California Laws, the receiving Party shall submit such applications to the applicable Governmental Entity. TPCO and Gold Flora further acknowledge and agree that they will cooperate as soon as reasonably practicable after the date hereof to provide the other with access to all online licensing systems, as necessary, related to the Regulatory Licenses and any regulatory approvals required under the Applicable California Laws.

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(4)

The Key Parties shall co-operate with and keep one another fully informed as to the status of and the processes and proceedings relating to obtaining the Authorizations, and shall promptly notify each other in writing of any communication from any Governmental Entity in respect of the Transaction or this Agreement and shall provide copies of same, and shall not make any submissions or filings, participate in any meetings or any material conversations with any Governmental Entity in respect of any filings, investigations or other inquiries related to the Transaction or this Agreement unless it consults with the other Key Parties in advance and, to the extent not precluded by such Governmental Entity, gives the other Key Parties the opportunity to review drafts of any submissions or filings, or attend and participate in any communications or meetings. Despite the foregoing, submissions, filings or other written communications with any Governmental Entity may be redacted as necessary before sharing with the other Key Parties to address reasonable attorney-client or other privilege or confidentiality concerns, provided that a Key Party must provide external legal counsel to the other Key Parties non-redacted versions or drafts or final submissions, filings or other written communications with any Governmental Entity on the basis that the redacted information will not be shared with its clients.

(5)

Each Party shall promptly notify the Key Parties if it becomes aware that any (i) application, filing, document or other submission for an Authorization contains a Misrepresentation, or (ii) any Authorization contains, reflects or was obtained following the submission of any application, filing, document or other submission containing a Misrepresentation, such that an amendment or supplement may be necessary or advisable. In such case, TPCO and Gold Flora shall, in consultation with and subject to the prior approval of each other, co-operate in the preparation, filing and dissemination, as applicable, of any such amendment or supplement.

(6)

The Key Parties shall request that the Authorizations be processed by the applicable Governmental Entity on an expedited basis and, to the extent that a public hearing is held, the Key Parties shall request the earliest possible hearing date for the consideration of the Authorizations.

(7)

If any objections are asserted with respect to the transactions contemplated by this Agreement under any Law, or if any proceeding is instituted or threatened by any Governmental Entity challenging or which could lead to a challenge of any of the transactions contemplated by this Agreement as not in compliance with Law, the Key Parties shall use their commercially reasonable efforts consistent with the terms of this Agreement to resolve such proceeding so as to allow the Merger Effective Time to occur on or prior to the Outside Date. Provided that nothing in this Agreement shall require a Party to (i) propose, negotiate, effect or agree to, by consent decree, by consent agreement, hold separate order or otherwise, the sale, transfer, divestiture, license or other disposition of any assets or businesses of such Party or its Subsidiaries or the TPCO Business or Gold Flora Business, as applicable, or (ii) otherwise take any action that prohibits or limits the Continued Corporation's freedom of action with respect to, or the Continued Corporation's ability to own, retain, control, operate or exercise full rights of ownership with respect to any of the businesses or assets of Newco, TPCO, Stately, Gold Flora or their respective Subsidiaries.

(8)

This Agreement is subject to strict requirements for ongoing regulatory compliance by the Parties, including, without limitation, requirements that the Parties take no action in violation of either any state cannabis laws, including the Applicable California Laws, or the guidance or instruction of the Regulator. The Parties acknowledge and understand that the Applicable California Laws and/or the requirements of the Regulator are subject to change and are evolving as the marketplace for state-compliant cannabis businesses continues to evolve. If necessary or desirable to comply with the requirements of the Applicable California Laws and/or the Regulator, the Parties hereby agree to (and to cause their respective affiliates and related parties and representatives to) use their respective commercially reasonable efforts to take all actions reasonably requested to ensure compliance with the Applicable California Laws and/or the Regulator, including, without limitation, negotiating in good faith to amend, restate, amend and restate, supplement or otherwise modify this Agreement to reflect terms that most closely approximate the Parties original intentions but are responsive to and compliant with the requirements of the Applicable California Laws and/or the Regulator. In furtherance of the foregoing, the Parties further agree to cooperate with the Regulator to promptly respond to any informational requests, supplemental disclosure requirements or other correspondence from the Regulator and keep all other Key Parties hereto fully and promptly informed as to any such requests, requirements or correspondence related to the transactions contemplated by this Agreement.

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Section 4.6 Access to Information; Confidentiality

(1)

Subject to Law, each Party shall, and shall cause its Subsidiaries to: (a) give the Key Parties and their respective representatives upon reasonable notice, reasonable access during normal business hours to their: (i) premises, (ii) property and assets (including all books and records, whether retained internally or otherwise), (iii) Contracts, and (iv) senior personnel, so long as the access does not unduly interfere with the Ordinary Course conduct of the TPCO Business or the Gold Flora Business; and (b) give the Key Parties copies of all management reports, reports or presentations to its board of directors relating to its or its Subsidiaries' financial condition and operations, and such other financial and operating data or other information with respect to the assets or business of it or its Subsidiaries as such other Party from time to time reasonably requests (with the exception of information reasonably considered to be highly sensitive information). TPCO shall continue to afford Gold Flora and its representative’s access to the TPCO Data Room and Gold Flora shall continue to afford TPCO and its representative’s access to the Gold Flora Data Room. Without limiting the foregoing, and subject to the terms of any existing Contracts, TPCO and Gold Flora shall, upon any Key Party's request, facilitate discussions between the other Party and any third party from whom consent may be required (provided that the Party facilitating such discussions shall be involved in any discussions or communications with any such third party).

(2)

Investigations made by or on behalf of a Party, whether under this Section 4.6 or otherwise, will not waive, diminish the scope of or otherwise affect any representation or warranty made by the other Parties in this Agreement.

(3)

The Parties acknowledge that the TPCO Confidentiality Agreement and the Stately Confidentiality Agreement continue to apply and that any information provided under this Section 4.6 that is non-public and/or proprietary in nature shall be subject to the terms of the TPCO Confidentiality Agreement and the Stately Confidentiality Agreement. If this Agreement is terminated in accordance with its terms, the obligations under the TPCO Confidentiality Agreement and Stately Confidentiality Agreement shall survive the termination of this Agreement.

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Section 4.7 Public Communications

(1)

The Key Parties shall consult with each other in issuing any press release or otherwise making any public announcement or statement concerning the transactions contemplated hereby and shall issue a joint press release promptly following the execution of this Agreement, the text and timing of the announcement to be approved by the Key Parties in advance, acting reasonably. The Key Parties shall co-operate in the preparation of presentations, if any, to TPCO Shareholders and Gold Flora Members regarding the Transaction. A Party must not issue any press release or make any other public statement or disclosure with respect to this Agreement or the Transaction without the consent of the Key Parties (which consent shall not be unreasonably withheld or delayed), and a Party must not make any filing with any Governmental Entity with respect to this Agreement or the Transaction without the consent of the Key Parties (which consent shall not be unreasonably withheld or delayed); provided that any Party that is required to make disclosure by Law shall use its commercially reasonable efforts to give the Key Parties prior oral or written notice and a reasonable opportunity to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing). The Party making such disclosure shall give reasonable consideration to any comments made by the Key Parties or their counsel, and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure or filing.

(2)

Without limiting the generality of the foregoing and for greater certainty, the Parties acknowledge and agree that TPCO shall file, in accordance with Securities Laws, this Agreement, together with a Current Report on Form 8-K related thereto under TPCO's profile on EDGAR and SEDAR (subject, in each case, to any redactions permitted by applicable Law).

Section 4.8 Notice and Cure Provisions

(1)	Each Party shall promptly notify the other Parties of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would be reasonably likely to:

(a)

cause any of the representations or warranties of such Party contained in this Agreement to be untrue or inaccurate in any respect at any time from the date of this Agreement to the Merger Effective Time;

(b)	result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under this Agreement; or

(c)	result in the failure to satisfy any of the conditions precedent in favour of the other Parties hereto contained in Section 6.1, Section 6.2 and Section 6.3, as the case may be.

(2)

Notification provided under this Section 4.8 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

(3)

Gold Flora may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(d)(i) and TPCO may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(c)(i), unless the Party seeking to terminate the Agreement (the "Terminating Party") has delivered a written notice ("Termination Notice") to the other Party (the "Breaching Party") specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for the non-fulfillment of the applicable condition precedent or for termination, as applicable. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date (with any intentional breach being deemed to be incurable), the Terminating Party may not exercise such termination right until the earlier of (a) the Outside Date, and (b) if such matter has not been cured by the date that is twenty (20) Business Days following receipt of such Termination Notice by the Breaching Party, such date. If the Terminating Party delivers a Termination Notice prior to the date of the TPCO Meeting, unless the Key Parties agree otherwise, TPCO shall, to the extent permitted by Law, postpone or adjourn the TPCO Meeting to the earlier of (a) five (5) Business Days prior to the Outside Date and (b) the date that is ten (10) Business Days following receipt of such Termination Notice by the Breaching Party. If such notice has been delivered prior to the making of the application for the Final Order, such application shall be postponed until the expiry of such period referenced in the sentence immediately prior.

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Section 4.9 Insurance and Indemnification

(1)

Prior to the Arrangement Effective Date, each of TPCO and Gold Flora shall purchase customary "tail" policies of directors' and officers' liability insurance providing protection no less favourable in the aggregate to the protection provided by the policies maintained by such Party and its Subsidiaries which are in effect immediately prior to the Arrangement Effective Date and on such terms as TPCO or Gold Flora may request, acting reasonably, and providing protection in respect of claims arising from facts or events which occurred on or prior to the Arrangement Effective Date, and Amalco or the Continued Corporation, as applicable, shall, or shall cause its affiliates to, maintain such tail policies in effect without any reduction in scope or coverage for six (6) years from the Arrangement Effective Date; provided that Amalco or the Continued Corporation, as applicable, shall not be required to pay any amounts in respect of such coverage prior to the Merger Effective Time and provided further that the cost of such policies in respect of TPCO or its Subsidiaries shall not exceed 300% of TPCO's current annual aggregate premium for policies currently maintained by TPCO or its Subsidiaries and the cost of such policies in respect of Gold Flora or its Subsidiaries shall not exceed 300% of Gold Flora's current annual aggregate premium for policies currently maintained by Gold Flora or its Subsidiaries.

(2)

The Continued Corporation shall, following the Merger Effective Date, honour all rights to indemnification or exculpation now existing in favour of present and former employees, representatives, officers and managers of Gold Flora and its Subsidiaries to the extent that they are (i) included in the Constating Documents of Gold Flora or any of its Subsidiaries, or (ii) disclosed in the Gold Flora Data Room, and acknowledges that such rights, to the extent that they are disclosed in the Gold Flora Data Room under both (i) and (ii) shall survive the completion of the Merger and shall continue in full force and effect in accordance with their terms for a period of not less than six (6) years from the Merger Effective Date.

(3)

The Continued Corporation shall, following the Arrangement Effective Date, honour all rights to indemnification or exculpation now existing in favour of present and former employees, officers and directors of TPCO and its Subsidiaries to the extent that they are (i) included in the Constating Documents of TPCO or any of its Subsidiaries, or (ii) disclosed in the TPCO Data Room, and acknowledges that such rights, to the extent that they are disclosed in the TPCO Data Room under both (i) and (ii) shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms for a period of not less than six (6) years from the Arrangement Effective Date.

(4)

The Continued Corporation shall, following the Arrangement Effective Date, honour all rights to indemnification or exculpation now existing in favour of present and former employees, officers and directors of Stately and its Subsidiaries to the extent that they are included in the Constating Documents of Stately or any of its Subsidiaries, and acknowledges that such rights shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms for a period of not less than six (6) years from the Arrangement Effective Date.

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(5)

If the Continued Corporation or any of its Subsidiaries or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not a continuing or surviving corporation or entity of such consolidation or merger (including in connection with the Arrangement or the Merger), or (ii) transfers all or substantially all of its properties and assets to any Person, the Continued Corporation shall ensure that any such successor or assign (including, as applicable, any acquirer of substantially all of the properties and assets of the Continued Corporation or its Subsidiaries) assumes all of the obligations set forth in this Section 4.9.

(6)

The Continued Corporation shall act as agent and trustee of the benefits of the foregoing for the current and former directors and officers of Gold Flora for the purpose of Section 4.9(2). This Section 4.9 shall survive the execution and delivery of this Agreement and the completion of the Transaction and shall be enforceable against the Continued Corporation by the Persons described in Section 4.9(2).

(7)

The Continued Corporation shall act as agent and trustee of the benefits of the foregoing for the current and former directors and officers of TPCO for the purpose of Section 4.9(3). This Section 4.9 shall survive the execution and delivery of this Agreement and the completion of the Transaction and shall be enforceable against the Continued Corporation by the Persons described in Section 4.9(3).

(8)

The Continued Corporation shall act as agent and trustee of the benefits of the foregoing for the current and former directors and officers of Stately for the purpose of Section 4.9(4). This Section 4.9 shall survive the execution and delivery of this Agreement and the completion of the Transaction and shall be enforceable against the Continued Corporation by the Persons described in Section 4.9(3).

Section 4.10 WARN Act

Newco, TPCO and Gold Flora shall cooperate to identify and address any event requiring notice, consultation or other employment obligations under the United States Worker Adjustment and Retraining Notification Act (the "WARN Act") or similar state or local law with respect to the transactions contemplated by this Agreement, including, without limitation, any notice and consultation requirements under the WARN Act or any similar state or local law. TPCO and Gold Flora have not had any plant closings or mass layoffs as described or defined under the WARN Act or any similar state or local law since February 21, 2022. If Newco, TPCO and Gold Flora agree that one or more of the foregoing parties may proceed with, notice, commence or conduct any such plant closings or mass layoffs, such plant closings or mass layoffs, as applicable, shall be subject to the terms and conditions, if any, of such agreement between such parties and shall be performed in accordance with the WARN Act or any similar state or local law.

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Section 4.11 Continued Corporation Board and Management

Following completion of the Transaction:

(1)

the board of directors of the Continued Corporation shall initially consist of seven directors, four (4) of which shall be nominated by Gold Flora (including Laurie Holcomb) and three (3) of which shall be nominated by TPCO (including Troy Datcher who shall be Chair) not later than 15 days following the date of this Agreement; provided that: (a) all of such nominees shall satisfy the Director Conditions, (b) at least two nominees of each group shall meet the independence requirements of Securities Laws and the rules and policies of the NEO, and (c) any such nominee shall, to the extent not already previously completed, execute a Gold Flora Voting Support and Lock-Up Agreement or TPCO Voting Support and Lock-Up Agreement, as applicable; and

(2)

Laurie Holcomb shall be the chief executive officer of the Continued Corporation, with additional executive officers, including the Chief Financial Officer and Corporate Secretary, to be identified by Laurie Holcomb, upon consultation with TPCO, prior to the date of the application for the Interim Order; provided that each of such executive officers shall satisfy the Officer Conditions and each such officer shall, to the extent not already previously completed, execute a Gold Flora Voting Support and Lock-Up Agreement or TPCO Voting Support and Lock-Up Agreement, as applicable.

Section 4.12 Stately Support Agreements

Prior to March 15, 2023, Stately will cause Stately Shareholders to enter into Stately Voting Support Agreements such that Stately Shareholders holding no less than 30% of outstanding Stately Shares will be subject to the provisions of Stately Voting Support Agreements. In addition, Stately will use commercially reasonable efforts to obtain Stately Voting Support Agreements from additional Stately Shareholders, for an aggregate target of not less than 50% of outstanding Stately Shares being subject to the provisions of Stately Voting Support Agreements.

Section 4.13 Ancillary Merger Transactions

(1)

The Parties agree that, in the event that the conditions precedent to completion of the GFI Merger (including approval by the requisite majority of shareholders of GFI with respect to the entering into, execution and performance by GFI of the GFI Merger Agreement and the completion of the transactions contemplated thereby but excluding conditions that, by their terms, cannot be satisfied until or following the completion thereof, but subject to the satisfaction or, where not prohibited, the waiver by the applicable party or parties in whose favour the condition is of those conditions as of the completion thereof), are not satisfied on or prior to the date that is two (2) Business Days prior to the date of submission by TPCO of the application for the Final Order, the GFI Merger shall not be completed and any securities of Gold Flora held by GFI shall be dealt with in accordance with their terms.

(2)

The Parties agree that, in the event that the conditions precedent to completion of the GFI2 Merger (including approval by the requisite majority of shareholders of GFI2 with respect to the entering into, execution and performance by GFI2 of the GFI2 Merger Agreement and the completion of the transactions contemplated thereby but excluding conditions that, by their terms, cannot be satisfied until or following the completion thereof, but subject to the satisfaction or, where not prohibited, the waiver by the applicable party or parties in whose favour the condition is of those conditions as of the completion thereof), are not satisfied on or prior to the date that is two (2) Business Days prior to the date of submission by TPCO of the application for the Final Order, the GFI2 Merger shall not be completed and any securities of Gold Flora held by GFI2 shall be dealt with in accordance with their terms.

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Section 4.14 Additional Covenants

(1)	Forthwith following the execution of this Agreement, Gold Flora shall use its best efforts to [***] to the satisfaction of TPCO, acting reasonably, in good faith.

(2)

The Parties acknowledge and agree that it is the intention of the Parties to rely on the Section 3(a)(10) Exemption for any securities issued in connection with the Continuance and shall cooperate and use commercially reasonable efforts to ensure that the Interim Order and the Final Order may be used as a basis to rely on such exemption. In the event that TPCO and Gold Flora, acting reasonably and in good faith, mutually determine on the advice of counsel that the Section 3(a)(10) Exemption is not available for any issuance in connection with the Continuance (such determination, a "Registration Event"), TPCO shall, as soon as reasonably practicable following the occurrence of such Registration Event, prepare and file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 registering, to the extent permissible under the U.S. Securities Act, the offer and sale of the securities to be issued pursuant to the Transaction, and shall use commercially reasonable efforts to have such registration statement declared effective under the U.S. Securities Act as soon as possible following such filing. The Parties agree that, in the event of a Registration Event, the Outside Date shall be extended by an additional 60 days. In the event of a Registration Event, the Parties shall amend this Agreement (and the Plan of Arrangement, as required) to the extent necessary or desirable to provide for the filing of such registration statement and to give effect to this provision and shall take all necessary steps reasonably required to effect such amendment(s).

ARTICLE 5

ADDITIONAL COVENANTS REGARDING NON-SOLICITATION

Section 5.1 Non-Solicitation of TPCO

(1)

Except as expressly provided in this Article 5, TPCO shall not, directly or indirectly, through any officer, director, employee, representative (including any financial or other adviser) or an agent of it or any of its Subsidiaries (collectively, the "TPCO Representatives"), or otherwise permit any such TPCO Representative to:

(a)

make, solicit, assist, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of TPCO or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer, whether public or otherwise, that constitutes, or may reasonably be expected to constitute or lead to, a TPCO Acquisition Proposal;

(b)

enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than Gold Flora or any of its affiliates) regarding any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, a TPCO Acquisition Proposal, or otherwise co-operate with, assist or participate in or facilitate or encourage in any way any effort or attempt by any other Person to undertake or seek to undertake an alternative transaction;

(c)

accept, enter into or publicly propose to accept or enter into any oral or written agreement, understanding, arrangement or letter of intent with any other Person regarding a TPCO Acquisition Proposal (other than a confidentiality agreement permitted by, and in accordance with, Section 5.5); or

(d)	make, or publicly propose to make, a TPCO Change in Recommendation.

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(2)

TPCO shall, and shall cause its Subsidiaries and the TPCO Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations or other activities commenced prior to the date of this Agreement with any Person (other than Gold Flora or any of its affiliates) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, a TPCO Acquisition Proposal, and in connection therewith TPCO shall:

(a)	discontinue access to and disclosure of all information, including any data room and any confidential information, properties, facilities, books and records of TPCO or any of its Subsidiaries; and

(b)

promptly following the date hereof, to the extent it is permitted to do so, request, and exercise all rights it has to require (i) the return or destruction of all copies of any confidential information regarding TPCO or any of its Subsidiaries provided to any such Person other than Gold Flora; and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding TPCO or any of its Subsidiaries, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.

(3)

TPCO represents and warrants that it has not waived any confidentiality, standstill, non-solicitation, use, business purpose or similar agreement or restriction to which it or any of its Subsidiaries is a party, and covenants and agrees that (i) it shall take all necessary action to enforce each confidentiality, standstill, non-solicitation, use, business purpose or similar agreement or restriction to which it or any of its Subsidiaries is a party relating to a TPCO Acquisition Proposal, and (ii) neither it, nor any of its Subsidiaries nor any of their respective TPCO Representatives will, without the prior written consent of Gold Flora (which consent may be withheld or delayed in Gold Flora's sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify, such Person's obligations respecting TPCO or any of its Subsidiaries under any confidentiality, standstill, use, business purpose or similar agreement or restriction to which TPCO or any of its Subsidiaries is a party relating to a TPCO Acquisition Proposal, it being acknowledged and agreed that the automatic termination of any standstill provisions of any such agreement or restriction as a result of entering into and announcing this Agreement by TPCO pursuant to the express terms of any such agreement or restriction shall not be a violation of this Section 5.1.

Section 5.2 Non-Solicitation of Gold Flora

(1)

Except as expressly provided in this Article 5, Gold Flora shall not, directly or indirectly, through any officer, director, employee, representative (including any financial or other adviser) or an agent of it or any of its Subsidiaries (collectively, the "Gold Flora Representatives"), or otherwise permit any such Gold Flora Representative to:

(a)

make, solicit, assist, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Gold Flora or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, a Gold Flora Acquisition Proposal;

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(b)

enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than Gold Flora or any of its affiliates) regarding any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, a Gold Flora Acquisition Proposal, or otherwise co-operate with, assist or participate in or facilitate or encourage in any way any effort or attempt by any other Person to undertake or seek to undertake an alternative transaction;

(c)	enter into any oral or written agreement, understanding, arrangement or letter of intent with any other Person regarding a Gold Flora Acquisition Proposal; or

(d)	make, or publicly propose to make, a Gold Flora Change in Recommendation.

(2)

Gold Flora shall, and shall cause its Subsidiaries and the Gold Flora Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations or other activities commenced prior to the date of this Agreement with any Person (other than TPCO or any of its affiliates) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, a Gold Flora Acquisition Proposal, and in connection therewith Gold Flora shall:

(a)

discontinue access to and disclosure of all information, including any data room and any confidential information, properties, facilities, books and records of Gold Flora or any of its Subsidiaries; and

(b)

promptly following the date hereof, to the extent it is permitted to do so, request, and exercise all rights it has to require (i) the return or destruction of all copies of any confidential information regarding Gold Flora or any of its Subsidiaries provided to any such Person other than TPCO; and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding Gold Flora or any of its Subsidiaries, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.

(3)

Gold Flora represents and warrants that it has not waived any confidentiality, standstill, non-solicitation, use, business purpose or similar agreement or restriction to which it or any of its Subsidiaries is a party, and covenants and agrees that (i) it shall take all necessary action to enforce each confidentiality, standstill, non-solicitation, use, business purpose or similar agreement or restriction to which it or any of its Subsidiaries is a party relating to a Gold Flora Acquisition Proposal, and (ii) neither it, nor any of its Subsidiaries nor any of their respective Gold Flora Representatives will, without the prior written consent of TPCO (which consent may be withheld or delayed in TPCO's sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify, such Person's obligations respecting Gold Flora or any of its Subsidiaries under any confidentiality, standstill, use, business purpose or similar agreement or restriction to which Gold Flora or any of its Subsidiaries is a party relating to a Gold Flora Acquisition Proposal, it being acknowledged and agreed that the automatic termination of any standstill provisions of any such agreement or restriction as a result of entering into and announcing this Agreement by Gold Flora pursuant to the express terms of any such agreement or restriction shall not be a violation of this Section 5.2.

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Section 5.3 Notification of TPCO Acquisition Proposal

(1)

If after the date of this Agreement, TPCO or any of its Subsidiaries or any of their respective TPCO Representatives receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to, a TPCO Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to TPCO or any of its Subsidiaries, including but not limited to information, access or disclosure relating to the properties, facilities, books or records of TPCO or any of its Subsidiaries, TPCO (a) shall immediately notify Gold Flora, at first orally, and then, and in any event within 24 hours in writing, of such TPCO Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the TPCO Acquisition Proposal, inquiry, proposal, offer or request, and shall provide Gold Flora with copies of all documents, correspondence or other material received in respect of, from or on behalf of any such Person and such other details of such TPCO Acquisition Proposal, inquiry, proposal, offer or request as Gold Flora may reasonably request; and (b) may contact the Person making such TPCO Acquisition Proposal, inquiry, proposal, offer or request and its representatives solely for the purpose of clarifying the terms and conditions of such TPCO Acquisition Proposal, inquiry, proposal, offer or request so as to determine whether such TPCO Acquisition Proposal, inquiry, proposal, offer or request is, or would reasonably be expected to lead to, a TPCO Superior Proposal.

(2)

TPCO shall keep Gold Flora informed on a current basis of the status of developments and negotiations with respect to any TPCO Acquisition Proposal, inquiry, proposal, offer or request (to the extent permitted by this Article 5), including any changes, modifications or other amendments to any such TPCO Acquisition Proposal, inquiry, proposal, offer or request and shall provide to Gold Flora copies of all material or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence sent or communicated to TPCO by or on behalf of any Person making such TPCO Acquisition Proposal, inquiry, proposal, offer or request.

Section 5.4 Notification of Gold Flora Acquisition Proposal

(1)

If after the date of this Agreement, Gold Flora or any of its Subsidiaries or any of their respective Gold Flora Representatives receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to, a Gold Flora Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Gold Flora or any of its Subsidiaries, including but not limited to information, access or disclosure relating to the properties, facilities, books or records of Gold Flora or any of its Subsidiaries, Gold Flora shall immediately notify TPCO, at first orally, and then, and in any event within 24 hours in writing, of such Gold Flora Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the Gold Flora Acquisition Proposal, inquiry, proposal, offer or request, and shall provide TPCO with copies of all documents, correspondence or other material received in respect of, from or on behalf of any such Person and such other details of such Gold Flora Acquisition Proposal, inquiry, proposal, offer or request as TPCO may reasonably request.

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Section 5.5 Responding to TPCO Acquisition Proposal

(1)

If at any time, prior to obtaining the TPCO Required Approval, TPCO receives a bona fide written TPCO Acquisition Proposal, inquiry, proposal, offer or request that was not solicited in contravention of Section 5.1, TPCO may engage in or participate in discussions or negotiations with such Person regarding such TPCO Acquisition Proposal, inquiry, proposal, offer or request and may provide copies of, access to or disclosure of confidential information, properties, facilities, books or records of TPCO or any of its Subsidiaries, if and only if:

(a)

the TPCO Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such TPCO Acquisition Proposal, inquiry, proposal, offer or request constitutes, or could reasonably be expected to constitute or lead to, a TPCO Superior Proposal, and, after consultation with its outside legal counsel, that the failure to engage in such discussions or negotiations would be inconsistent with its fiduciary duties;

(b)

such Person was not restricted from making such TPCO Acquisition Proposal, inquiry, proposal, offer or request pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with TPCO or any of its Subsidiaries;

(c)	the TPCO Acquisition Proposal, inquiry, proposal, offer or request did not arise, directly or indirectly, as a result of a violation by TPCO of this Article 5;

(d)

TPCO enters into a confidentiality and standstill agreement with such Person having terms that are not less onerous than those set out in the TPCO Confidentiality Agreement, provided that such confidentiality and standstill agreement may allow such Person to make a TPCO Acquisition Proposal confidentially to the TPCO Board that constitutes, or could reasonably be expected to constitute or lead to, a TPCO Superior Proposal; and

(e)	TPCO promptly provides Gold Flora with:

(i)	prior written notice stating TPCO's intention to participate in such discussions or negotiations and to provide such copies, access or disclosure;

(ii)	prior to providing any such copies, access or disclosure, a true, complete and final executed copy of the confidentiality and standstill agreement referred to in Section 5.5(1)(d); and

(iii)	any non-public information concerning TPCO and its Subsidiaries provided to such other Person which was not previously provided to Gold Flora.

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Section 5.6 Gold Flora Right to Match

(1)

If TPCO receives a TPCO Acquisition Proposal that constitutes a TPCO Superior Proposal prior to obtaining the TPCO Required Approval, the TPCO Board may make a TPCO Change in Recommendation and approve, recommend or enter into a definitive agreement with respect to such TPCO Superior Proposal, if and only if:

(a)

the Person making the TPCO Superior Proposal was not restricted from making such TPCO Superior Proposal pursuant to an existing confidentiality, standstill, use, business purpose or similar restriction;

(b)	the TPCO Acquisition Proposal, inquiry, proposal, offer or request did not arise, directly or indirectly, as a result of a violation by TPCO of this Article 5;

(c)

TPCO has delivered to Gold Flora a written notice of the determination of the TPCO Board that such TPCO Acquisition Proposal constitutes a TPCO Superior Proposal and of the intention of the TPCO Board to make a TPCO Change in Recommendation and/or enter into such definitive agreement promptly following the making of such determination, together with a written notice from the TPCO Board regarding the value and financial terms that the TPCO Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such TPCO Acquisition Proposal (the "TPCO Superior Proposal Notice");

(d)

TPCO or the TPCO Representatives has provided Gold Flora a copy of the proposed definitive agreement for the TPCO Superior Proposal and all supporting materials (including any financing documents, subject to customary confidentiality provisions with respect to fee letters or similar information) provided to TPCO in connection therewith;

(e)

at least five (5) Business Days (the "TPCO Matching Period") have elapsed from the date that is the later of the date on which Gold Flora received the TPCO Superior Proposal Notice from TPCO and the date on which Gold Flora received a copy of the proposed definitive agreement for the TPCO Superior Proposal from TPCO;

(f)

during any TPCO Matching Period, Gold Flora has had the opportunity (but not the obligation), in accordance with Section 5.6(2), to offer to TPCO to amend this Agreement and the Transaction in order for such TPCO Acquisition Proposal to cease to be a TPCO Superior Proposal;

(g)

the TPCO Board has determined, in good faith, after consultation with TPCO's financial advisors and outside legal counsel, that such TPCO Acquisition Proposal remains a TPCO Superior Proposal as compared to the Transaction as proposed to be amended by Gold Flora and that it is necessary for the TPCO Board to cause TPCO to enter into a definitive agreement with respect to such TPCO Superior Proposal in order to satisfy their fiduciary duties to TPCO; and

(h)	TPCO concurrently terminates this Agreement pursuant to Section 7.2(1)(c)(ii).

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(2)

During the TPCO Matching Period, or such longer period as TPCO may approve in writing for such purpose: (a) the TPCO Board shall review any offer made by Gold Flora under Section 5.6(1)(f) to amend the terms of this Agreement and the Transaction in good faith in order to determine whether such proposal would, upon acceptance, result in the TPCO Acquisition Proposal previously constituting a TPCO Superior Proposal ceasing to be a TPCO Superior Proposal; and (b) TPCO shall, and shall cause the TPCO Representatives to, negotiate in good faith with Gold Flora to make such amendments to the terms of this Agreement and the Transaction as would enable Gold Flora to proceed with the transactions contemplated by this Agreement on such amended terms. TPCO agrees that, subject to TPCO's disclosure obligations under applicable Securities Laws, the fact of the making of, and each of the terms of, any such proposed amendments shall be kept strictly confidential and shall not be disclosed to any Person (including, without limitation, the Person having made the TPCO Superior Proposal), other than the TPCO Representatives, without Gold Flora's prior written consent. If the TPCO Board determines that such TPCO Acquisition Proposal would cease to be a TPCO Superior Proposal, TPCO shall promptly so advise Gold Flora and the Parties shall amend this Agreement to reflect such offer made by Gold Flora, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

(3)

Each successive amendment or modification to any TPCO Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the TPCO Shareholders or other material terms or conditions thereof shall constitute a new TPCO Acquisition Proposal for the purposes of this Section 5.6, and Gold Flora shall be afforded a new five (5) Business Day TPCO Matching Period from the later of the date on which Gold Flora received the TPCO Superior Proposal Notice and a copy of the proposed definitive agreement for the new TPCO Superior Proposal from TPCO.

(4)

The TPCO Board shall promptly reaffirm the TPCO Board Recommendation by press release after any TPCO Acquisition Proposal which is not determined to be a TPCO Superior Proposal is publicly announced or the TPCO Board determines that a proposed amendment to the terms of this Agreement as contemplated under Section 5.6(2) would result in a TPCO Acquisition Proposal no longer being a TPCO Superior Proposal. TPCO shall provide Gold Flora and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by Gold Flora and its counsel.

(5)

If TPCO provides a TPCO Superior Proposal Notice to Gold Flora after a date that is less than ten (10) Business Days before the TPCO Meeting, TPCO shall either proceed with or shall postpone or adjourn the TPCO Meeting, as directed by Gold Flora acting reasonably, to a date that is not more than ten (10) Business Days after the scheduled date of the TPCO Meeting, but in any event to a date that is not less than five (5) Business Days prior to the Outside Date.

(6)

Nothing contained in this Section 5.6 shall limit in any way the obligation of TPCO to convene and hold the TPCO Meeting in accordance with Section 2.3 of this Agreement while this Agreement remains in force.

(7)

Nothing contained in this Agreement shall prevent the TPCO Board from (i) complying with section 2.17 of National Instrument 62-104 - Takeover Bids and Issuer Bids and similar provisions under Securities Laws, including Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act, relating to the provision of a directors' circular in respect of a TPCO Acquisition Proposal that is not a TPCO Superior Proposal, or (ii) making any public disclosure to the TPCO Shareholders if the TPCO Board, acting in good faith and after consultation with its outside legal advisors, shall have first determined that the failure to make such disclosure would be inconsistent with the fiduciary duties of the TPCO Board, provided, however, in each case that, notwithstanding that the TPCO Board shall be permitted to make such disclosure, the TPCO Board shall not be permitted to make a TPCO Change in Recommendation, other than as permitted by Section 5.6(1).

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Section 5.7 Non-Solicitation of Stately

(1)

Stately shall not, directly or indirectly, through any officer, director, employee, representative (including any financial or other adviser) or an agent of it or any of its Subsidiaries (collectively, the "Stately Representatives"), or otherwise permit any such Stately Representative to:

(a)

make, solicit, assist, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Stately or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer, whether public or otherwise, that constitutes, or may reasonably be expected to constitute or lead to, a Stately Acquisition Proposal;

(b)

enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than TPCO, Gold Flora or any of their respective affiliates) regarding any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, a Stately Acquisition Proposal, or otherwise co-operate with, assist or participate in or facilitate or encourage in any way any effort or attempt by any other Person to undertake or seek to undertake an alternative transaction;

(c)

accept, enter into or publicly propose to accept or enter into any oral or written agreement, understanding, arrangement or letter of intent with any other Person regarding a Stately Acquisition Proposal; or

(d)	make, or publicly propose to make, a Stately Change in Recommendation.

(2)

Stately shall, and shall cause its Subsidiaries and the Stately Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations or other activities commenced prior to the date of this Agreement with any Person (other than TPCO, Gold Flora or any of their respective affiliates) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, a Stately Acquisition Proposal, and in connection therewith Stately shall:

(a)	discontinue access to and disclosure of all information, including any data room and any confidential information, properties, facilities, books and records of Stately or any of its Subsidiaries; and

(b)

promptly following the date hereof, to the extent it is permitted to do so, request, and exercise all rights it has to require (i) the return or destruction of all copies of any confidential information regarding Stately or any of its Subsidiaries provided to any such Person other than TPCO and Gold Flora; and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding Stately or any of its Subsidiaries, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.

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(3)

Stately represents and warrants that it has not waived any confidentiality, standstill, non-solicitation, use, business purpose or similar agreement or restriction to which it or any of its Subsidiaries is a party, and covenants and agrees that (i) it shall take all necessary action to enforce each confidentiality, standstill, non-solicitation, use, business purpose or similar agreement or restriction to which it or any of its Subsidiaries is a party relating to a Stately Acquisition Proposal, and (ii) neither it, nor any of its Subsidiaries nor any of their respective Stately Representatives will, without the prior written consent of TPCO (which consent may be withheld or delayed in TPCO's sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify, such Person's obligations respecting Stately or any of its Subsidiaries under any confidentiality, standstill, use, business purpose or similar agreement or restriction to which Stately or any of its Subsidiaries is a party relating to a Stately Acquisition Proposal, it being acknowledged and agreed that the automatic termination of any standstill provisions of any such agreement or restriction as a result of entering into and announcing this Agreement by Stately pursuant to the express terms of any such agreement or restriction shall not be a violation of this Section 5.1.

Section 5.8 Notification of Stately Acquisition Proposal

If after the date of this Agreement, Stately or any of its Subsidiaries or any of their respective Stately Representatives receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to, a Stately Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Stately or any of its Subsidiaries, including but not limited to information, access or disclosure relating to the properties, facilities, books or records of Stately or any of its Subsidiaries, Stately shall immediately notify TPCO and Gold Flora, at first orally, and then, and in any event within 24 hours in writing, of such Stately Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the Stately Acquisition Proposal, inquiry, proposal, offer or request, and shall provide TPCO and Gold Flora with copies of all documents, correspondence or other material received in respect of, from or on behalf of any such Person and such other details of such Stately Acquisition Proposal, inquiry, proposal, offer or request as TPCO and Gold Flora may reasonably request.

Section 5.9 Breach by Subsidiaries and Representatives

Without limiting the generality of the foregoing, each of TPCO, Gold Flora and Stately shall advise its Subsidiaries and the respective TPCO Representatives, Gold Flora Representatives and Stately Representatives of the prohibitions set out in this Article 5 and any violation of the restrictions set forth in this Article 5 by such Party or any of its Subsidiaries or the respective TPCO Representatives, Gold Flora Representatives or Stately Representatives is deemed to be a breach of this Article 5 by such Party.

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ARTICLE 6

CONDITIONS

Section 6.1 Mutual Conditions Precedent

(1)

The Parties are not required to complete the Transaction unless each of the following conditions is satisfied, which conditions may only be waived, in whole or in part, by the mutual consent of TPCO and Gold Flora:

(a)	TPCO Arrangement Resolution. The TPCO Arrangement Resolution has been approved and adopted by the TPCO Shareholders at the TPCO Meeting in accordance with the Interim Order.

(b)

Stately Arrangement Resolution. Except where Section 2.9(2) of this Agreement and Section 7.1.5 of the Plan of Arrangement apply, the Stately Arrangement Resolution has been approved and adopted by the Stately Shareholders at the Stately Meeting in accordance with the Interim Order.

(c)

Interim and Final Order. The Interim Order and the Final Order have both been obtained on terms consistent with this Agreement, and have not been set aside or modified in a manner unacceptable to either TPCO or Gold Flora, each acting reasonably, on appeal or otherwise.

(d)

Key Authorizations. Each of the Key Authorizations has been made, given or obtained on terms acceptable to TPCO and Gold Flora, each acting reasonably, and each such Key Authorization is in force and has not been modified or rescinded. With regard to the approval of the NEO, the Consideration Shares to be issued upon completion of the Arrangement and the Merger shall, subject only to the satisfaction of customary conditions required by the NEO, have been approved for listing on the NEO as of the Arrangement Effective Date, and the NEO shall have, if required, accepted notice for filing of all transactions of the Parties contemplated herein or necessary to complete the Transaction, subject only to compliance with the customary conditions of the NEO.

(e)

United States Securities Laws. The issuance and distribution of the Consideration Shares to the TPCO Shareholders and the Stately Shareholders and the TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants and Stately Replacement Warrants to the holders of the TPCO Stock Options, TPCO PSUs, TPCO RSUs, TPCO Warrants and Stately Warrants, as applicable, will be exempt from the registration requirements of (i) the U.S. Securities Act pursuant to the Section 3(a)(10) Exemption or pursuant to another exemption under the U.S. Securities Act and (ii) all applicable U.S. state securities Laws; provided, however, that a Party shall not be entitled to the benefit of the conditions in this Section 6.1(1)(e), and shall be deemed to have waived such condition, in the event that it fails to use good faith efforts in accordance with Section 2.16, including, but not limited to, the failure to advise the Court prior to the hearing in respect of the Interim Order that the Parties intend to rely on the Section 3(a)(10) Exemption based on the Court's approval of the Arrangement and comply with the requirements set forth in Section 2.2.

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(f)

Illegality. With the exception of the Federal Cannabis Laws, no Law is in effect that makes the consummation of the Transaction illegal or otherwise prohibits or enjoins any of the Parties from consummating the Transaction.

(g)

Governmental Action. There is no pending or threatened action by any Governmental Entity that would reasonably be expected to prohibit or restrict the Transaction, or the ownership or operation by the Continued Corporation or Gold Flora of a material portion of the business or assets of Gold Flora or any of its Subsidiaries, TPCO or any of its Subsidiaries, or compel the Continued Corporation or Gold Flora to dispose of or hold separate any material portion of the business or assets of Gold Flora or any of its Subsidiaries or TPCO or any of its Subsidiaries as a result of the Transaction.

(h)

Securities Laws. The distribution of the Consideration Shares, the TPCO Replacement Options, the TPCO Replacement PSUs, the TPCO Replacement RSUs, the TPCO Replacement Warrants and the Stately Replacement Warrants pursuant to the Arrangement and the Merger shall be exempt from the prospectus and registration requirements of applicable Securities Laws either by virtue of exemptive relief from the applicable Securities Authorities or by virtue of exemptions under applicable Securities Laws and shall not be subject to resale restrictions under applicable Securities Laws (other than (i) as applicable to control persons or pursuant to Section 2.6 of National Instrument 45-102 - Resale of Securities; (ii) with respect to securities issued in the Transaction that are not subject to the Section 3(a)(10) Exemption or with respect to sales by affiliates of the Continued Corporation as required to comply with the requirements of Rule 144; and (iii) pursuant to any Escrow Agreement).

(i)

Continuance. All actions shall have been taken to ensure that Amalco will be continued or converted from a British Columbia corporation into a Delaware corporation in accordance with section 308 of the BCBCA and Section 388 of the DGCL, subject only to customary filings with the Registrar and the Delaware Secretary of State.

Section 6.2 Additional Conditions Precedent to the Obligations of TPCO

(1)

TPCO is not required to complete the Transaction unless each of the following conditions is satisfied, which conditions are for the exclusive benefit of TPCO and may only be waived, in whole or in part, by TPCO, in its sole discretion:

(a)

Gold Flora Representations and Warranties. (i) The representations and warranties of Gold Flora set forth in Sections (2) [Organization and Qualification], (3) [Authority Relative to this Agreement], (4) [No Violation], (29) [Brokers] and (35) [Liquidity Event] of Schedule D and the representations and warranties of Newco and US Merger Sub set forth in Sections (1) [Organization and Qualification], (2) [Capitalization], (4) [Authority Relative to this Agreement] and (5) [No Violation] of Schedule E shall be true and correct in all material respects (disregarding for purposes of this Section 6.2(1)(a) any materiality or Material Adverse Effect qualification contained in any such representation or warranty) as of the Arrangement Effective Time as if made as at and as of such time (except that any such representation and warranty that by its terms speaks as of the date of this Agreement or another date shall be true and correct as of such date); (ii) the representation and warranty of Gold Flora set forth in Section (6) [Capitalization] of Schedule D will be, as of the Arrangement Effective Time, true and correct in all respects other than such failures to be true and correct that would have no more than a de minimis impact on the aggregate Stately Consideration and/or Gold Flora Consideration payable pursuant to the Transaction; and (iii) all other representations and warranties of Gold Flora set forth in this Agreement and all other representations and warranties of Newco and US Merger Sub set forth in this Agreement shall be true and correct in all respects (disregarding for purposes of this Section 6.2(1)(a) any materiality or Material Adverse Effect qualification contained in any such representation or warranty) as of the Arrangement Effective Time as if made at and as of such time (except that any such representation and warranty that by its terms speaks specifically as of the date of this Agreement or another date shall be true and correct in all respects as of such date), except in the case of this clause (iii) where the failure to be so true and correct in all respects, individually and in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect on Gold Flora, Newco or US Merger Sub, as applicable, and each of Gold Flora, Newco and US Merger Sub shall have delivered a certificate confirming same to TPCO, executed by two (2) senior officers thereof (in each case without personal liability) addressed to TPCO and dated the Arrangement Effective Date.

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(b)

Stately Representations and Warranties. The representations and warranties of Stately shall be true and correct in all material respects (disregarding for purposes of this Section 6.2(1)(b) any materiality or Material Adverse Effect qualification contained in any such representation or warranty) as of the Arrangement Effective Time as if made as at and as of such time (except that any such representation and warranty that by its terms speaks as of the date of this Agreement or another date shall be true and correct as of such date).

(c)

Performance of Covenants. Each of Gold Flora, Newco, US Merger Sub and Stately shall have fulfilled or complied in all material respects with each of its covenants contained in this Agreement to be fulfilled or complied with by it on or prior to the Arrangement Effective Date, and shall have delivered a certificate confirming same to TPCO, executed by two (2) senior officers thereof (in each case without personal liability) addressed to TPCO and dated the Arrangement Effective Date.

(d)	No Legal Action. There is no action or proceeding pending or threatened by any Person (other than TPCO or any of its affiliates) in any jurisdiction that is reasonably likely to:

(i)

cease trade, enjoin, prohibit, or impose any limitations, damages or conditions on, Amalco's ability to issue the TPCO Consideration Shares or the Amalco Shares to be issued upon exercise from time to time of the TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs or TPCO Replacement Warrants, as the case may be; or

(ii)	prevent or materially delay the consummation of the Transaction, or if the Transaction is consummated, have or be reasonably expected to have a Material Adverse Effect.

(e)	Gold Flora Merger Resolution. The Gold Flora Merger Resolution has been approved and adopted by the Gold Flora Members in accordance with Gold Flora's Constating Documents.

(f)

Concurrent Financing and Debenture Conversion. The Concurrent Financing Documents shall not have been terminated and the Gold Flora Debentures (other than the [***] Debentures) shall have been duly and properly converted into Gold Flora Membership Units in accordance with the terms and conditions of the agreements and instruments governing such Gold Flora Debentures.

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(g)

Gold Flora Reorganization. Gold Flora shall be ready, willing and able to consummate the reorganization of its issued and outstanding securities, as further described in Section 6.2(1)(g) of the Gold Flora Disclosure Letter (the "Gold Flora Reorganization") subject to Section 4.13 of this Agreement as it relates to the GFI Merger and the GFI2 Merger; provided that, for certainty, such Gold Flora Reorganization shall occur immediately following the Arrangement Effective Time and prior to the Merger Effective Time (save and except for the conversion of the Gold Flora Debentures, other than the [***] Debentures, and Gold Flora Equity Rights, which shall have occurred prior to the Arrangement Effective Time in accordance with their respective terms).

(h)

Gold Flora Material Adverse Effect. There shall not have been or occurred a Material Adverse Effect with respect to Gold Flora, and Gold Flora shall have delivered a certificate confirming same to TPCO, executed by two (2) senior officers thereof (in each case without personal liability) addressed to TPCO and dated the Arrangement Effective Date.

(i)

Gold Flora Dissent Rights. Gold Flora Dissent Rights have not been exercised (excluding any Gold Flora Dissent Rights that have been exercised and subsequently withdrawn) with respect to more than 6% of the issued and outstanding Gold Flora Membership Units (on an as converted basis).

(j)

Stately Material Adverse Effect. There shall not have been or occurred a Material Adverse Effect with respect to Stately, and Stately shall have delivered a certificate confirming same to TPCO, executed by two (2) senior officers thereof (in each case without personal liability) addressed to TPCO and dated the Arrangement Effective Date.

(k)

Stately Dissent Rights. Stately Dissent Rights have not been exercised (excluding any Stately Dissent Rights that have been exercised and subsequently withdrawn) with respect to more than 6% of the issued and outstanding Stately Shares.

Section 6.3 Additional Conditions Precedent to the Obligations of Gold Flora

(1)

Gold Flora is not required to complete the Transaction unless each of the following conditions is satisfied, which conditions are for the exclusive benefit of Gold Flora and may only be waived, in whole or in part, by Gold Flora, in its sole discretion:

(a)

Representations and Warranties. (i) The representations and warranties of TPCO set forth in Sections (2) [Organization and Qualification], (3) [Authority Relative to this Agreement], (4) [No Violation] and (32) [Brokers] of Schedule C and the representations and warranties of Newco and US Merger Sub set forth in Sections (1) [Organization and Qualification], (2) [Capitalization], (4) [Authority Relative to this Agreement] and (5) [No Violation] of Schedule E shall be true and correct in all material respects (disregarding for purposes of this Section 6.3(1)(a) any materiality or Material Adverse Effect qualification contained in any such representation or warranty) as of the Arrangement Effective Time as if made as at and as of such time (except that any such representation and warranty that by its terms speaks as of the date of this Agreement or another date shall be true and correct as of such date); (ii) the representation and warranty of TPCO set forth in Section (6) [Capitalization] of Schedule C will be, as of the Arrangement Effective Time, true and correct in all respects other than such failures to be true and correct that would have no more than a de minimis impact on the aggregate TPCO Consideration payable pursuant to the Transaction; and (iii) all other representations and warranties of TPCO set forth in this Agreement and all other representations and warranties of Newco and US Merger Sub set forth in this Agreement shall be true and correct in all respects (disregarding for purposes of this Section 6.3(1)(a) any materiality or Material Adverse Effect qualification contained in any such representation or warranty) as of the Arrangement Effective Time as if made at and as of such time (except that any such representation and warranty that by its terms speaks specifically as of the date of this Agreement or another date shall be true and correct in all respects as of such date), except in the case of this clause (iii) where the failure to be so true and correct in all respects, individually and in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect on TPCO, Newco or US Merger Sub, as applicable, and each of TPCO, Newco and US Merger Sub shall have delivered a certificate confirming same to Gold Flora, executed by two (2) senior officers thereof (in each case without personal liability) addressed to Gold Flora and dated the Arrangement Effective Date.

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(b)

Performance of Covenants. Each of TPCO, Newco and US Merger Sub shall have fulfilled or complied in all material respects with each of its covenants contained in this Agreement to be fulfilled or complied with by it on or prior to the Arrangement Effective Date, and shall have delivered a certificate confirming same to Gold Flora, executed by two (2) senior officers thereof (in each case without personal liability) addressed to Gold Flora and dated the Arrangement Effective Date.

(c)	No Legal Action. There is no action or proceeding pending or threatened by any Person (other than Gold Flora) in any jurisdiction that is reasonably likely to:

(i)

cease trade, enjoin, prohibit, or impose any limitations, damages or conditions on, the Continued Corporation's ability to issue the Gold Flora Consideration Shares or the Continued Corporation Shares to be issued upon conversion of the Gold Flora Debentures or exercise or conversion from time to time of the Gold Flora Warrants, GFI2 Warrants or [***] Debenture Amendment, as the case may be; or

(ii)	prevent or materially delay the consummation of the Transaction, or if the Transaction is consummated, have or be reasonably expected to have a Material Adverse Effect.

(d)

TPCO Material Adverse Effect. There shall not have been or occurred a Material Adverse Effect with respect to TPCO and TPCO shall have delivered a certificate confirming same to Gold Flora, executed by two (2) senior officers thereof (in each case without personal liability) addressed to Gold Flora and dated the Arrangement Effective Date.

(e)

TPCO Dissent Rights. TPCO Dissent Rights have not been exercised (excluding any TPCO Dissent Rights that have been exercised and subsequently withdrawn) with respect to more than 6% of the issued and outstanding TPCO Shares (on an as converted basis).

Section 6.4 Satisfaction of Conditions

The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 will be conclusively deemed to have been satisfied, waived or released when the Certificate of Merger is issued.

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ARTICLE 7

TERM AND TERMINATION

Section 7.1 Term

This Agreement shall be effective from the date hereof until the earlier of the Merger Effective Time and the termination of this Agreement in accordance with its terms.

Section 7.2 Termination

(1)	This Agreement may be terminated prior to the Arrangement Effective Time by:

(a)	the mutual written agreement of TPCO and Gold Flora;

(b)	either TPCO or Gold Flora if:

(i)

the TPCO Required Approval is not obtained at the TPCO Meeting in accordance with the Interim Order; provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(i) if the failure to obtain the TPCO Required Approval has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

(ii)

after the date of this Agreement, any Law (for clarity, other than Federal Cannabis Laws) is enacted, made, enforced or amended, as applicable, that makes the consummation of the Transaction illegal or otherwise permanently prohibits or enjoins any of the Parties from consummating the Transaction, and such Law has, if applicable, become final and non-appealable, provided the Party seeking to terminate this Agreement pursuant to this Section 7.2(1)(b)(ii) has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Transaction; or

(iii)

the Arrangement Effective Time has not occurred by the Outside Date, provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(iii) if the failure of the Arrangement Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party or any of its affiliates to perform any of its or their covenants or agreements under this Agreement;

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(c)	TPCO if:

(i)

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Gold Flora or Stately under this Agreement occurs that would cause any condition in Section 6.2(1)(a) [Gold Flora Reps and Warranties Condition], Section 6.2(1)(b) [Stately Reps and Warranties Condition] or Section 6.2(1)(c) [Gold Flora and Stately Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured or is not cured on or prior to the Outside Date in accordance with the terms of Section 4.8(3); provided that TPCO is not then in breach of this Agreement so as to directly or indirectly cause any condition in Section 6.3(1)(a) [TPCO Reps and Warranties Condition] or Section 6.3(1)(b) [TPCO Covenants Condition] not to be satisfied;

(ii)

subject to TPCO having complied with the terms of this Agreement, the TPCO Board authorizes TPCO to enter into a definitive agreement with respect to a TPCO Superior Proposal; provided that concurrently with such termination, TPCO pays the Gold Flora Termination Fee payable pursuant to Section 7.3;

(iii)	Gold Flora breaches Article 5 in any material respect;

(iv)	Stately breaches Article 5 in any material respect;

(v)	the conditions precedent to the triggering of the termination right set out in Section 7.2(1)(c)(v) of the Gold Flora Disclosure Letter are satisfied;

(vi)	the Gold Flora Required Approvals are not secured on or before the Gold Flora Required Approvals Deadline;

(vii)	since the date of this Agreement, there has occurred, in relation to Gold Flora, a Material Adverse Effect which is incapable of being cured on or prior to the Outside Date; or

(viii)	since the date of this Agreement, there has occurred, in relation to Stately, a Material Adverse Effect which is incapable of being cured on or prior to the Outside Date; or

(d)	Gold Flora if:

(i)

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of TPCO under this Agreement occurs that would cause any condition in Section 6.3(1)(a) [TPCO Reps and Warranties Condition] or Section 6.3(1)(b) [TPCO Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 4.8(3); provided that Gold Flora is not then in breach of this Agreement so as to directly or indirectly cause any condition in Section 6.2(1)(a) [Gold Flora Reps and Warranties Condition] or Section 6.2(1)(c) [Gold Flora and Stately Covenants Condition] not to be satisfied and Stately is not then in breach of this Agreement so as to directly or indirectly cause any condition in Section 6.2(1)(b) [Stately Reps and Warranties Condition] or Section 6.2(1)(c) [Gold Flora and Stately Covenants Condition] not to be satisfied;

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(ii)

the TPCO Board or any committee of the TPCO Board (A) fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, the TPCO Board Recommendation, (B) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend or takes no position or a neutral position, in each case with respect to a publicly announced, or otherwise publicly disclosed, TPCO Acquisition Proposal for more than five (5) Business Days (or beyond the third Business Day prior to the date of the TPCO Meeting if such date is sooner), (C) accepts, approves, endorses, recommends or executes or enters into (other than a confidentiality and standstill agreement permitted by and in accordance with Section 5.5(1)(d)) or publicly proposes to accept, approve, endorse, recommend or execute or enter into any agreement, letter of intent, understanding or arrangement relating to a TPCO Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a TPCO Acquisition Proposal; or (D) fails to publicly reaffirm the TPCO Board Recommendation (without qualification) within five (5) Business Days after having been requested in writing by Gold Flora to do so (or, in the event that the TPCO Meeting is scheduled to occur within such five (5) Business Day period, prior to the third Business Day prior to the date of the TPCO Meeting) (collectively, a "TPCO Change in Recommendation");

(iii)	TPCO breaches Article 5 in any material respect;

(iv)	the condition set forth in Section 6.3(1)(e) [TPCO Dissent Rights] is not capable of being satisfied by the Outside Date; or

(v)	since the date of this Agreement, there has occurred, in relation to TPCO, a Material Adverse Effect which is incapable of being cured on or prior to the Outside Date.

(2)

The Party desiring to terminate this Agreement pursuant to this Section 7.2 (other than pursuant to Section 7.2(1)(a)) shall give written notice of such termination to the other Parties, specifying in reasonable detail the basis for such Party's exercise of its termination right.

Section 7.3 Termination Fee

(1)

Gold Flora shall be entitled to the Gold Flora Termination Fee upon the occurrence of any of the following events (each a "Gold Flora Termination Fee Event"), which Gold Flora Termination Fee shall be paid by TPCO within the time specified in respect of each such Gold Flora Termination Fee Event:

(a)

this Agreement is terminated by TPCO pursuant to Section 7.2(1)(c)(ii) [TPCO Enters into a TPCO Superior Proposal], in which case the Gold Flora Termination Fee shall be paid concurrent with such termination;

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(b)

this Agreement is terminated by either TPCO or Gold Flora pursuant to any subsection of Section 7.2 if at such time Gold Flora is entitled to terminate this Agreement pursuant to Section 7.2(1)(d)(ii) [TPCO Change in Recommendation], in which case the Gold Flora Termination Fee shall be paid on the first Business Day following such termination; or

(c)

this Agreement is terminated by either TPCO or Gold Flora pursuant to Section 7.2(1)(b)(i) [Failure to Obtain TPCO Required Approvals] or Section 7.2(1)(b)(iii) [Occurrence of Outside Date] or by Gold Flora pursuant to Section 7.2(1)(d)(iii) [Breach of TPCO Non-Solicitation] if (i) prior to such termination, a TPCO Acquisition Proposal was made (including the announcement of the intention to make a TPCO Acquisition Proposal) that has not been withdrawn as of the date of such termination; and (ii) within 12 months following the date of such termination such TPCO Acquisition Proposal is consummated, in which case the Gold Flora Termination Fee shall be payable on the consummation of such TPCO Acquisition Proposal; provided that, for the purposes of this Section 7.3(1)(c), the term "TPCO Acquisition Proposal" shall have the meaning assigned to such term in Section 1.1, except that references to "20% or more" shall be deemed to be references to "50% or more".

(2)

TPCO shall be entitled to the TPCO Termination Fee upon the occurrence of any of the following events (each a "TPCO Termination Fee Event"), which TPCO Termination Fee shall be paid by Gold Flora within the time specified in respect of each such TPCO Termination Fee Event:

(a)

this Agreement is terminated by TPCO pursuant to Section 7.2(1)(c)(iii) [Gold Flora Breach of Non-Solicitation] if (i) prior to such termination, a Gold Flora Acquisition Proposal was made (including the announcement of the intention to make a Gold Flora Acquisition Proposal) that has not been withdrawn as of the date of such termination; and (ii) within 12 months following the date of such termination such Gold Flora Acquisition Proposal is consummated, in which case the TPCO Termination Fee shall be payable on the consummation of such Gold Flora Acquisition Proposal; provided that, for the purposes of this Section 7.3(2)(a), the term "Gold Flora Acquisition Proposal" shall have the meaning assigned to such term in Section 1.1, except that references to "20% or more" shall be deemed to be references to "50% or more";

(b)	this Agreement is terminated by TPCO pursuant to Section 7.2(1)(c)(v), in which case the TPCO Termination Fee shall be paid on the first Business Day following such termination;

(c)

this Agreement is terminated by TPCO pursuant to Section 7.2(1)(c)(vi) [Failure to Secure the Gold Flora Required Approvals], in which case the TPCO Termination Fee shall be paid on the first Business Day following such termination;

(3)

Subject to Section 7.3(7), the Gold Flora Termination Fee or the TPCO Termination Fee, as applicable, shall be payable by the Party required to pay such fee by wire transfer in immediately available funds to an account specified by the Party to whom such fee is payable.

(4)

In the event that each of the conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 have been satisfied or waived prior to the Outside Date and either Gold Flora or TPCO refuses to consummate the transactions contemplated by this Agreement (such refusing Party, the "Refusing Party") within ten (10) Business Days of the other Party (the "Non-Refusing Party") providing reasonable evidence that it is ready, willing and able to consummate the Transaction, the Non-Refusing Party shall be entitled to a termination fee from the Refusing Party. For certainty, in the event that TPCO is the Refusing Party, Gold Flora shall be entitled to the Gold Flora Termination Fee, and in the event that Gold Flora is the Refusing Party, TPCO shall be entitled to the TPCO Termination Fee.

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(5)

Each of the Parties acknowledges that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated in this Agreement and that, without those agreements, the Parties would not enter into this Agreement. The Parties further acknowledge and agree that the Gold Flora Termination Fee and the TPCO Termination Fee, other than in connection with Section 7.3(4), are payments of liquidated monetary damages which are a genuine pre-estimate of the damages which the Party entitled to receive such fee will suffer or incur as a result of the cancellation and termination of all rights and obligations with respect to the Transaction in the circumstances in which the applicable termination fee is payable, that such payment is not for lost profits or a penalty, and that no Party shall take any position inconsistent with the foregoing. Each of the Parties irrevocably waives any right it may have to raise as a defense that any such liquidated damages are excessive or punitive. Each of the Parties hereby acknowledges and agrees that, upon any termination of this Agreement as permitted under Section 7.2 under circumstances where a Party is entitled to the Gold Flora Termination Fee or the TPCO Termination Fee, as applicable, and such termination fee is paid in full to such Party, the Party to whom such fee has been paid shall be precluded from any other remedy against the other Party at law or in equity or otherwise and in any such case it shall not seek to obtain any recovery, judgment or damages of any kind, including consequential, indirect or punitive damages, against the Party who has paid such fee or any of its Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates in connection with this Agreement or the transactions contemplated hereby. Each of the Parties hereby acknowledges and agrees that, in connection with a payment arising as a result of Section 7.3(4), such payment shall not be considered liquidated monetary damages and the Non-Refusing Party shall remain entitled, in addition to collecting the termination fee specified in Section 7.3(4), to exercise any remedy or right that it would otherwise have at law notwithstanding the payment of such fee.

(6)

Subject to Section 7.3(4), nothing in this Section 7.3 shall preclude a Party from seeking injunctive relief to restrain any breach or threatened breach of the covenants or agreements set forth in this Agreement or otherwise to obtain specific performance of any such covenants or agreement, and any requirement for securing or posting of any bond in connection with the obtaining of any such injunction or specific performance is hereby being waived.

(7)

In the event that Gold Flora is entitled to be paid the Gold Flora Termination Fee in accordance with Section 7.3(1), TPCO shall be entitled to elect, in its sole discretion, to pay such fee: (i) by wire transfer in immediately available funds; or (ii) by first setting off such amount against any amount outstanding under the Financing Facility, with any remaining balance to be satisfied by wire transfer in immediately available funds.

(8)

Without limiting the applicability of any other provision of this Agreement, in the event that this Agreement is terminated by TPCO pursuant to Section 7.2(1)(c)(iii) [Gold Flora Breach of Non-Solicitation], for a period of 12 months following such termination Gold Flora shall provide TPCO with periodic updates regarding the status of such Gold Flora Acquisition Proposal for the sole purpose of determining whether a TPCO Termination Fee Event has occurred and Gold Flora hereby agrees that, in the event such Gold Flora Acquisition Proposal is consummated within such 12 month period, it shall provide TPCO with notice thereof promptly following such consummation.

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Section 7.4 Effect of Termination/Survival

If this Agreement is terminated pursuant to Section 7.1 or Section 7.2, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party to this Agreement, except that: (a) in the event of termination under Section 7.1, Section 4.9 shall survive for a period of six (6) years following such termination; and (b) in the event of termination under Section 7.2, Section 4.6(3), Section 7.3, this Section 7.4 and Section 8.2 through to and including Section 8.14 shall survive, and provided further that no Party shall be relieved of any liability for any wilful and material breach or fraud by it of this Agreement.

ARTICLE 8

GENERAL PROVISIONS

Section 8.1 Amendments

This Agreement, the Plan of Arrangement and the Certificate of Merger may, at any time and from time to time before or after the holding of the TPCO Meeting but not later than the Arrangement Effective Time or the Merger Effective Time, as applicable, be amended by mutual written agreement of the Key Parties, and any such amendment may, subject to the Interim Order and the Final Order and applicable Law, without limitation:

(a)	change the time for performance of any of the obligations or acts of the Parties;

(b)	modify any representation or warranty contained in this Agreement or in any document delivered pursuant to this Agreement;

(c)	waive compliance with or modify any inaccuracies or any of the covenants contained in this Agreement and waive or modify performance of any of the obligations of the Parties; and/or

(d)	waive compliance with or modify any mutual conditions contained in this Agreement;

provided that Section 2.9, Section 2.10, Section 2.13, Section 3.4, Section 4.3, Schedule F or any provision that would decrease the Stately Consideration may not be amended without also obtaining the prior written consent of Stately, such consent not to be unreasonably withheld, conditioned or delayed.

Section 8.2 Expenses

(1)

Except as otherwise expressly provided in this Agreement, all out-of-pocket third party transaction expenses incurred in connection with this Agreement and the Transaction, including all costs, expenses and fees of TPCO, Stately and Gold Flora incurred prior to or after the Arrangement Effective Date in connection with, or incidental to, the Transaction shall be paid by the Party incurring such expenses, whether or not the Transaction is consummated, except in the case of Stately, which expenses, whether or not the Transaction is consummated, shall be paid by Gold Flora. For the avoidance of doubt, all costs relating to securing the requisite approval for the Stately Arrangement Resolution shall be borne by Gold Flora. TPCO and Gold Flora shall contribute equally to the NEO listing fees and the costs of obtaining the Key Authorizations for Newco and any proxy solicitation fee for TPCO, provided that TPCO and Gold Flora agree in advance on the proxy solicitation costs to be incurred.

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(2)

TPCO confirms that no broker, finder or investment banker is or will be entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement as a result of any actions taken by TPCO, other than the fees payable to the TPCO Financial Advisors.

(3)

Gold Flora confirms that no broker, finder or investment banker is or will be entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement as a result of any actions taken by Gold Flora, other than the fees payable to the Gold Flora Financial Advisor or as set out in the Gold Flora Disclosure Letter.

(4)

Stately confirms that no broker, finder or investment banker is or will be entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement as a result of any actions taken by Stately.

Section 8.3 Notices

(1)

Any notice, direction or other communication given pursuant to this Agreement (each a "Notice") must be in writing, sent by hand delivery, courier or email and is deemed to be given and received: (i) on the date of delivery by hand or courier if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in the place of receipt), and otherwise on the next Business Day; or (ii) if sent by email on the date of transmission if it is a Business Day and transmission was made prior to 5:00 p.m. (local time in the place of receipt) and otherwise on the next Business Day, in each case to the Parties at the following addresses (or such other address for a Party as specified by like Notice):

(a)	to TPCO, Newco or US Merger Sub at:

TPCO Holding Corp. 1550 Leigh Avenue San Jose, California 95125
	Attention: E-mail:	Troy Datcher and Colin Brown [***]

with a copy to: Dentons Canada LLP 77 King Street West, Suite 400 Toronto, Ontario M5K 0A1

	Attention: E-mail:	Eric Foster and Alex Farcas [***]

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(b)	to Gold Flora at:

Gold Flora, LLC 3165 Red Hill Avenue Costa Mesa, California 92626

	Attention:	Laurie Holcomb
	E-mail:	[***]

with a copy to: Dorsey & Whitney LLP Columbia Center 701 Fifth Avenue, Suite 6100 Seattle, Washington 98104

	Attention:	Kimberley R. Anderson
	E-mail:	[***]

and with a copy to: Bennett Jones LLP 3400 One First Canadian Place P.O. Box 130 Toronto, Ontario M5X 1A4

	Attention:	Abbas Ali Khan
	E-mail:	[***]

(c)	to Stately at:

1511 Granite Road Lake Country, BC V4V 1M9

	Attention:	Jeff Barber, Chief Financial Officer
	E-mail:	[***]

with a copy to: Borden Ladner Gervais LLP 1900, 520-3rd Avenue S.W. Calgary, Alberta T2P 0R3

	Attention:	Louise Lee
	E-mail:	[***]

Rejection or other refusal to accept, or inability to deliver because of changed address of which no Notice was given, shall be deemed to be receipt of the Notice as of the date of such rejection, refusal or inability to deliver. Sending a copy of a Notice to a Party's legal counsel as contemplated above is for information purposes only and does not constitute delivery of the Notice to that Party.

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Section 8.4 Time of the Essence

Time is of the essence in this Agreement.

Section 8.5 Injunctive Relief

(1)

Subject to Section 7.3(4), the Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at Law in the event that any of the provisions of this Agreement were not performed by a Party in accordance with their specific terms or were otherwise breached by a Party. It is accordingly agreed that each Party shall be entitled to specific performance, injunctive and other equitable relief to prevent breaches of this Agreement, and to enforce compliance with, or performance of, the terms of this Agreement against the other Parties without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which a Party may be entitled at Law or in equity.

(2)

Notwithstanding anything in this Agreement to the contrary and without limiting the generality of the foregoing, the Parties hereby acknowledge and agree that a Party shall be entitled to specific performance to cause the other Parties to effect the closing of the Transaction in accordance with Article 2, in each case, only if: (i) all conditions in Section 6.1, Section 6.2 and Section 6.3 have been satisfied (excluding conditions that, by their terms, cannot be satisfied until the Arrangement Effective Date, but subject to the satisfaction or, where not prohibited, the waiver by the applicable Party in whose favour the condition is, of those conditions as of the Arrangement Effective Date); (ii) the Parties fail to complete the closing of the Transaction by the date the closing is required to have occurred pursuant to Article 2; and (iii) the Party seeking specific performance has irrevocably confirmed in writing that if specific performance is granted, then the closing of the Transaction will occur.

Section 8.6 Third Party Beneficiaries

(1)

Except as provided in Section 4.9, which, without limiting its terms, is intended as stipulations for the benefit of the third parties mentioned in such provisions (such third parties referred to in this Section 8.6 as the "Indemnified Persons"), the Parties intend that this Agreement will not benefit or create any right or cause of action in favour of any Person, other than the Parties and that no Person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.

(2)

Despite the foregoing, the Parties acknowledge to each of the Indemnified Persons their direct rights against it under Section 4.9 of this Agreement, which is intended for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her legal representatives, and for such purpose, the Parties confirm that they are acting as trustee on their behalf, and agree to enforce such provision on their behalf. The Parties reserve their right to vary or rescind the rights at any time and in any way whatsoever, if any, granted by or under this Agreement to any Person who is not a Party, without notice to or consent of that Person, including any Indemnified Person.

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Section 8.7 Waiver

No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party's failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.

Section 8.8 Entire Agreement

This Agreement, together with the TPCO Confidentiality Agreement and the Stately Confidentiality Agreement, constitutes the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement, the TPCO Confidentiality Agreement and the Stately Confidentiality Agreement. The Parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.

Section 8.9 Successors and Assigns

This Agreement becomes effective only when executed by the Parties. After that time, it will be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the Key Parties.

Section 8.10 Severability

If any provision of this Agreement is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 8.11 Governing Law

(1)	This Agreement will be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

(2)

Each Party irrevocably attorns and submits to the non-exclusive jurisdiction of the courts situated in the City of Vancouver and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 8.12 Rules of Construction

The Parties to this Agreement waive the application of any Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document.

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Section 8.13 No Personal Liability

No director or officer of a Party or any of its Subsidiaries shall have any personal liability whatsoever to any other Party under this Agreement or any other document delivered on behalf of such Party or any of its Subsidiaries under this Agreement.

Section 8.14 Counterparts

This Agreement may be executed in any number of counterparts (including counterparts by facsimile or email) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.

[Remainder of page intentionally left blank; Signature page follows]

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IN WITNESS WHEREOF the Parties have executed this Business Combination Agreement as of the date first written above.

TPCO Holding corp.

By:	(signed) "Troy Datcher"
Name: Troy Datcher Title: Chief Executive Officer

GOLD FLORA, LLC

By:	(signed) "Laurie Holcomb"
Name: Laurie Holcomb Title: Manager

GOLD FLORA CORPORATION

By:	(signed) "Troy Datcher"
Name: Troy Datcher Title: President

stately capital corporation

By:	(signed) "Ryan Foreman"
Name: Ryan Foreman Title: Director

GOLDEN GRIZZLY BEAR LLC

By:	(signed) "Troy Datcher"
Name: Troy Datcher Title: Manager

[Signature Page to Business Combination Agreement]

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SCHEDULE A

FORM OF PLAN OF ARRANGEMENT

UNDER PART 9 DIVISION 5

OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1	Definitions

1.1.1

In this Plan of Arrangement, any capitalized term used herein and not defined in this Section 1.1.1 will have the meaning ascribed thereto in the Business Combination Agreement. Unless the context otherwise requires, the following words and phrases used in this Plan of Arrangement will have the meanings hereinafter set out:

"Affected Person" has the meaning ascribed thereto in Section 8.1.1.

"Agreement and Plan of Merger" means the Agreement and Plan of Merger substantially in the form attached as Schedule I to the Business Combination Agreement.

"Amalco" has the meaning ascribed thereto in Section 3.1.2(c).

"Amalco Shareholders" means the registered or beneficial holders of Amalco Shares, as the context requires.

"Amalco Shares" means the common shares in the capital of Amalco.

"Amalgamation" has the meaning ascribed thereto in Section 3.1.2(c).

"Arrangement" means an arrangement under Part 9, Division 5 of the BCBCA, on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Business Combination Agreement and the provisions of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of TPCO, Stately (to the extent the provisions of Section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of this Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably.

"Arrangement Effective Date" means, unless otherwise agreed to in writing by the Parties, the date on which the Arrangement Filings are filed with the Registrar.

"Arrangement Effective Time" means the time on the Arrangement Effective Date at which the Arrangement Filings are filed with the Registrar, or such other time as the Parties agree to in writing before the Arrangement Effective Date, provided that (i) under no circumstances shall the Arrangement Effective Time occur until after the completion of the Pre-Arrangement Transactions, and (ii) the Arrangement Effective Time shall in all circumstances occur prior to effecting the Pre-Merger Restructuring and prior to the Merger Effective Time.

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"Arrangement Filings" means the filings in respect of the Arrangement, including a copy of the Final Order, required by section 292 of the BCBCA to be provided to the Registrar after the Final Order has been granted.

"BCBCA" means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.

"Broker" has the meaning ascribed thereto in Section 8.1.2(a).

"Business Combination Agreement" means the business combination agreement dated as of February 21, 2023 by and among TPCO, Gold Flora, Stately, Newco and US Merger Sub, together with the Schedules attached thereto, the TPCO Disclosure Letter and the Gold Flora Disclosure Letter, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

"Business Day" means any day of the year, other than a Saturday, Sunday, a holiday as defined in the Interpretation Act (British Columbia), or any day on which major banks are closed for business in Vancouver, British Columbia.

"Caliva Agreement" means the transaction agreement dated November 24, 2020 by and among TPCO, TPCO CMG Merger Sub Inc., CMG Partners, Inc. and GRHP Management, LLC.

"Certificate of Merger" means the certificate of merger filed with the Secretary of State of California to consummate the Merger, in such form as is required by, and executed in accordance with, the relevant provisions of the California Revised Uniform Limited Liability Company Act, as amended, and mutually agreed to by the Key Parties (such agreement not to be unreasonably withheld, conditioned or delayed).

"Concurrent Financing" means the subscription for Class C Units of Gold Flora for aggregate gross proceeds of approximately $20,000,001 to be completed by an affiliate of TPCO and Gold Flora on the Arrangement Effective Date immediately following the Merger, substantially on the terms and conditions of the Concurrent Financing Documents.

"Continuance" means the continuance of Amalco from a corporation existing under the laws of the Province of British Columbia to a corporation existing under the laws of the State of Delaware, in accordance with section 308 of the BCBCA and Section 388 of the DGCL, as authorized by this Plan of Arrangement.

"Continued Corporation" means Amalco following the Continuance.

"Continued Corporation Shares" means shares in the common stock of the Continued Corporation.

"Court" means the Supreme Court of British Columbia.

"Depositary" means such Person, if any, as each of TPCO and Stately may select to be appointed to act as depositary for TPCO Shares and Stately Shares, respectively, in relation to the Arrangement, in each case with the approval of Gold Flora, acting reasonably.

"DGCL" means the General Corporation Law of the State of Delaware.

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"Exchange Rights Agreement" means the amended and restated exchange rights agreement dated November 14, 2022 by and among TPCO, Coast L Acquisition Corp. and Julian Michalowski.

"Exchangeable Shares" means the common shares in the capital of Coast L Acquisition Corp.

"Final Order" means the final order of the Court made pursuant to section 291 of the BCBCA, in a form acceptable to each of TPCO, Stately (to the extent the provisions of section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of this Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably, approving the Arrangement, as such order may be amended by the Court with the consent of TPCO, Stately (to the extent the provisions of section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of this Plan of Arrangement are not applicable) and Gold Flora, such consent, in each case, not to be unreasonably withheld, conditioned or delayed, at any time prior to the Arrangement Effective Date, or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended, on appeal, provided that any such amendment is acceptable to each of TPCO, Stately (to the extent the provisions of section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of this Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably.

"GF Investco" has the meaning ascribed thereto in Section 6.1.1(a).

"GF Investco Reorganization" has the meaning ascribed thereto in Section 6.1.1(a).

"GF Investco2" has the meaning ascribed thereto in Section 6.1.1(b).

"GF Investco2 Reorganization" has the meaning ascribed thereto in Section 6.1.1(b).

"Gold Flora" means Gold Flora, LLC, a limited liability company existing under the laws of the State of California.

"Gold Flora Consideration" means the consideration to be received by the Gold Flora Members (other than the Continued Corporation and/or its affiliates) pursuant to the Merger as consideration for their Gold Flora Membership Units, consisting of 1.5233 of a Continued Corporation Share for each Gold Flora Membership Unit.

"Gold Flora Convertible Securities" means, collectively, (i) the [***] unsecured convertible debentures in the outstanding principal amount of [***] issued by Gold Flora to the holders thereof due on [***]; (ii) the [***] unsecured convertible debentures in the outstanding principal amount of [***]issued by Gold Flora to the holders thereof due on [***]; (iii) the [***] unsecured convertible debentures in the amount of [***] issued by Gold Flora to the holders thereof due on [***]; and (iv) the Gold Flora Equity Rights.

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"Gold Flora Equity Right" means the right to receive Gold Flora Membership Units issued to [***] pursuant to the equity rights agreement dated October 28, 2021 between Gold Flora and [***].

"Gold Flora Members" means the registered or beneficial holders of Gold Flora Membership Units, as the context requires.

"Gold Flora Membership Units" means the membership interests and units in the capital of Gold Flora.

"Governmental Entity" means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau, ministry, agency or instrumentality, domestic or foreign, including the U.S. Internal Revenue Service and the Canada Revenue Agency, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange, including the Neo Exchange Inc.

"In-The-Money Amount" means, in respect of an option at a particular time, the amount, if any, by which the aggregate fair market value at that time of the securities subject to such option exceeds the aggregate exercise price under such option.

"Initial Newco Share" means the one (1) common share in the capital of Newco issued to the Initial Newco Shareholder on or shortly following the incorporation of Newco.

"Initial Newco Share Subscription Price" means $3.00, being the amount paid by the Initial Newco Shareholder for the Initial Newco Share.

"Initial Newco Shareholder" means Troy Datcher, the holder of the Initial Newco Share.

"Interim Order" means the interim order of the Court made pursuant to section 291 of the BCBCA, in a form acceptable to each of TPCO, Stately (to the extent the provisions of section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of this Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably, providing for, among other things, the calling and holding of the TPCO Meeting and the Stately Meeting (to the extent the provisions of section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of this Plan of Arrangement are not applicable), as the same may be amended by the Court with the consent of TPCO, Stately (to the extent the provisions of section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of this Plan of Arrangement are not applicable) and Gold Flora, each such consent not to be unreasonably withheld, conditioned or delayed.

"Law" means, with respect to any Person, any and all applicable laws (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, notice, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.

"LCV Agreement" means the transaction agreement and plan of reorganization dated November 24, 2020 by and among TPCO, TPCO LCV Merger Sub Inc., Left Coast Ventures, Inc. and Shareholder Representative Services, LLC.

"Legacy Plans" means, collectively: (i) the CMG Partners, Inc. 2019 Stock Option and Grant Plan, and (ii) the Amended and Restated 2018 Equity Incentive Plan of Left Coast Ventures, Inc.

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"Lien" means any mortgage, charge, pledge, hypothecation, security interest, prior claim, encroachments, option, right of first refusal or right of first offer, occupancy right, possessory right, covenant, assignment, lien (statutory, inchoate or otherwise), defect of title, restriction, adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute.

"Merger" means the reverse triangular merger between the Continued Corporation, US Merger Sub and Gold Flora pursuant to the terms and conditions of the Business Combination Agreement and the Agreement and Plan of Merger.

"Merger Effective Time" means the time at which the Merger shall become effective as specified in the Certificate of Merger, being a time on the Arrangement Effective Date that is after the Arrangement Effective Time but no later than 11:59 p.m. on the Arrangement Effective Date.

"MergerSub 1" has the meaning ascribed thereto in Section 6.1.1(a).

"MergerSub 2" has the meaning ascribed thereto in Section 6.1.1(a).

"Newco" means Gold Flora Corporation, a corporation existing under the laws of the Province of British Columbia.

"Newco Shareholders" means the registered or beneficial holders of Newco Shares, as the context requires.

"Newco Shares" means the common shares in the capital of Newco.

"OG Agreement" means the transaction agreement dated November 24, 2020 by and among TPCO, CMG Partners, Inc., OG Enterprises Branding, Inc., SC Vessel 1, LLC and SC Branding, LLC.

"paid-up capital" has the meaning ascribed to such term in the Tax Act.

"Parties" means TPCO, Gold Flora, Stately, Newco and US Merger Sub and "Party" means any of them, as the context requires.

"Person" includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

"Plan of Arrangement" means this plan of arrangement, subject to any amendments or variations hereto made in accordance with section 8.1 of the Business Combination Agreement or Section 7.1 hereto, or made at the direction of the Court in the Final Order with the prior written consent of TPCO, Stately (to the extent the provisions of Section 2.9(2) of the Business Combination Agreement and Section 7.1.5 of this Plan of Arrangement are not applicable) and Gold Flora, each acting reasonably.

"Post-Arrangement Transactions" has the meaning ascribed thereto in Section 6.1.1.

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"Pre-Arrangement Transactions" means, collectively:

(a)	the exchange of each Exchangeable Share for one TPCO Share in accordance with the terms of the Exchange Rights Agreement;

(b)	the issuance by TPCO of an aggregate of 17,356,299 TPCO Shares to the Caliva Shareholders (as defined in the Caliva Agreement) in accordance with the terms of the Caliva Agreement;

(c)	the issuance by TPCO of an aggregate of 3,856,955 TPCO Shares to the LCV Shareholders (as defined in the LCV Agreement) in accordance with the terms of the LCV Agreement;

(d)	the issuance by TPCO of an aggregate of 1,000,000 TPCO Shares to SC Vessel 1, LLC in accordance with the terms of the OG Agreement;

(e)	the vesting and exchange of each Vesting RSU for one TPCO Share in accordance with the terms of the agreement evidencing the grant of such Vesting RSU;

(f)

the vesting and exchange of an aggregate of up to 1,915,000 TPCO PSUs into an aggregate of up to 1,915,000 TPCO Shares in accordance with the terms of the agreements evidencing the grant of such TPCO PSUs; and

(g)	the conversion of each of the Gold Flora Convertible Securities into Gold Flora Membership Units in accordance with the terms of the certificate evidencing such security.

"Pre-Merger Restructuring" has the meaning ascribed thereto in Section 6.1.1(c).

"Redemption Amount" has the meaning ascribed thereto in Section 3.1.2(e).

"Registrar" means the person appointed as the Registrar of Companies pursuant to section 400 of the BCBCA.

"Section 3(a)(10) Exemption" means the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof.

"Stately" means Stately Capital Corporation, a corporation existing under the laws of the Province of British Columbia.

"Stately Arrangement Resolution" means the special resolution of Stately Shareholders approving this Plan of Arrangement to be considered at the Stately Meeting (together with any other matters that require the approval of the Stately Shareholders in connection with the transactions contemplated under the Business Combination Agreement).

"Stately Circular" means the notice of the Stately Meeting and accompanying management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to the Stately Shareholders in connection with the Stately Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of the Business Combination Agreement.

"Stately Consideration" means a number of Amalco Shares equal to the Stately Exchange Ratio for each Stately Share.

"Stately Dissent Procedures" has the meaning ascribed thereto in Section 4.2.1.

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"Stately Dissent Rights" means the rights of dissent of the Stately Shareholders in respect of the Stately Arrangement Resolution as described in Section 4.2.1 hereto.

"Stately Dissenting Shareholder" means a registered Stately Shareholder who has validly exercised a Stately Dissent Right and who is ultimately entitled to be paid the fair value of Stately Shares held by such registered Stately Shareholder, but such Stately Shareholder will only be a Stately Dissenting Shareholder in respect of Stately Shares in respect of which Stately Dissent Rights are validly exercised by such holder in strict compliance with the terms of the Stately Dissent Rights.

"Stately Dissenting Shares" has the meaning ascribed thereto in Section 4.2.2.

"Stately Exchange Ratio" means, subject to adjustment in the manner and in the circumstances contemplated in Section 3.2.2, 0.1913.

"Stately Meeting" means the special meeting of Stately Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Stately Arrangement Resolution and for any other purpose as may be set out in the Stately Circular and agreed to in writing by Gold Flora and TPCO, acting reasonably.

"Stately Replaced Warrant" has the meaning ascribed thereto in Section 3.1.2(c)(xxii).

"Stately Replacement Warrant" has the meaning ascribed thereto in Section 3.1.2(c)(xxii).

"Stately Shareholders" means the registered or beneficial holders of Stately Shares, as the context requires.

"Stately Shares" means the common shares in the capital of Stately.

"Stately Warrants" means the outstanding warrants of Stately to purchase Stately Shares.

"Tax Act" means the Income Tax Act (Canada) and the regulations promulgated thereunder, each as amended.

"TPCO" means TPCO Holding Corp., a corporation existing under the laws of the Province of British Columbia.

"TPCO Arrangement Resolution" means the special resolution of TPCO Shareholders approving this Plan of Arrangement to be considered at the TPCO Meeting (together with any other matters that require the approval of the TPCO Shareholders in connection with the transactions contemplated under the Business Combination Agreement).

"TPCO Circular" means the notice of the TPCO Meeting and accompanying management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to TPCO Shareholders in connection with the TPCO Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of the Business Combination Agreement.

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"TPCO Consideration" means a number of Amalco Shares equal to the TPCO Exchange Ratio for each TPCO Share.

"TPCO Dissent Procedures" has the meaning ascribed thereto in Section 4.1.1.

"TPCO Dissent Rights" means the rights of dissent of the TPCO Shareholders in respect of the TPCO Arrangement Resolution as described in Section 4.1.1.

"TPCO Dissenting Shareholder" means a registered TPCO Shareholder who has validly exercised a TPCO Dissent Right and who is ultimately entitled to be paid the fair value of TPCO Shares held by such registered TPCO Shareholder, but such TPCO Shareholder will only be a TPCO Dissenting Shareholder in respect of TPCO Shares in respect of which TPCO Dissent Rights are validly exercised by such holder in strict compliance with the terms of the TPCO Dissent Rights.

"TPCO Dissenting Shares" has the meaning ascribed thereto in Section 4.1.2.

"TPCO Equity Incentive Plan" means the Amended and Restated TPCO Holding Corp. Equity Incentive Plan with an original effective date of January 19, 2021, as amended and restated June 22, 2022.

"TPCO Exchange Ratio" means, subject to adjustment in the manner and in the circumstances contemplated in Section 3.2.1, one (1).

"TPCO Meeting" means the special meeting of TPCO Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Business Combination Agreement, to be called and held in accordance with the Interim Order to consider the TPCO Arrangement Resolution and for any other purpose as may be set out in the TPCO Circular and agreed to in writing by Gold Flora, acting reasonably.

"TPCO Non-Vesting RSUs" means the outstanding restricted share units of TPCO issued pursuant to the TPCO Equity Incentive Plan, other than the Vesting RSUs.

"TPCO PSUs" means the outstanding performance share units of TPCO issued pursuant to the TPCO Equity Incentive Plan.

"TPCO Reorganization" has the meaning ascribed thereto in Section 3.4.

"TPCO Replaced Option" has the meaning ascribed thereto in Section 3.1.2(c)(xviii).

"TPCO Replaced Warrant" has the meaning ascribed thereto in Section 3.1.2(c)(xix).

"TPCO Replacement Option" has the meaning ascribed thereto in Section 3.1.2(c)(xviii).

"TPCO Replacement Option Exercise Price" has the meaning ascribed thereto in Section 3.1.2(c)(xviii).

"TPCO Replacement PSU" means each performance share unit providing for the right to receive Amalco Shares issued by Amalco in replacement of the TPCO PSUs on the basis set forth in Section 3.1.2(c)(xx).

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"TPCO Replacement RSU" means each restricted share unit providing for the right to receive Amalco Shares issued by Amalco in replacement of the TPCO Non-Vesting RSUs on the basis set forth in Section 3.1.2(c)(xxi).

"TPCO Replacement Warrant" has the meaning ascribed thereto in Section 3.1.2(c)(xix).

"TPCO Shareholders" means the registered or beneficial holders of TPCO Shares, as the context requires.

"TPCO Shares" means the common shares in the capital of TPCO.

"TPCO Stock Options" means stock options to purchase TPCO Shares issued pursuant to the TPCO Equity Incentive Plan and/or the Legacy Plans.

"TPCO Warrants" means the outstanding warrants of TPCO to purchase TPCO Shares.

"U.S. Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"U.S. Tax Code" means the United States Internal Revenue Code of 1986, as amended.

"US Merger Sub" means Golden Grizzly Bear LLC, a limited liability company existing under the laws of the State of California.

"Vesting RSUs" means the outstanding restricted share units of TPCO issued pursuant to the TPCO Equity Incentive Plan which, pursuant to their terms, will automatically vest immediately prior to the Arrangement.

"Withholding Obligation" has the meaning ascribed thereto in Section 8.1.1.

1.2	Interpretation Not Affected by Headings

The headings contained in this Plan of Arrangement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. The terms "this Plan of Arrangement", "hereof", "herein", "hereto", "hereunder" and similar expressions refer to this Plan of Arrangement and not to any particular Article, Section or Subsection hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3	Date for any Action

If the date on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.4	Number and Gender

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders and neuter.

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1.5	References to Persons and Statutes

A reference to a Person includes any successor to that Person. Any reference to a statute or to a rule of a self-regulatory organization, including any stock exchange, refers to such statute or rule, and all rules and regulations, administrative policy statements, instruments, blanket orders, notices, directions and rulings issued or adopted under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

1.6	Currency

Unless otherwise stated in this Plan of Arrangement, all references herein to "dollars" or "$" are references to Canadian dollars and all references herein to "U.S. dollars" or "US$" are references to United States dollars.

1.7	Computation of Time

A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. on the next Business Day if the last day of the period is not a Business Day.

1.8	Time References

Time shall be of the essence in every matter or action contemplated hereunder. References to time are references to local time in Vancouver, British Columbia.

1.9	Including

The word "including" means "including, without limiting the generality of the foregoing".

ARTICLE 2

ARRANGEMENT AGREEMENT; EFFECTIVENESS

2.1	Effectiveness

2.1.1

This Plan of Arrangement is made pursuant to and subject to the provisions of the Business Combination Agreement, except in respect of the order and sequence of the steps comprising the Arrangement, which shall occur in the order and sequence set forth in Section 3.1.2. This Plan of Arrangement constitutes an arrangement as referred to in Part 9, Division 5 of the BCBCA for Stately and for TPCO.

2.1.2

This Plan of Arrangement will become effective as at the Arrangement Effective Time and will be binding (without any further authorization, act or formality on the part of the Court, the Registrar or any other Person) from and after the Arrangement Effective Time on: TPCO, Stately, Gold Flora, Newco, Amalco (upon and following the Amalgamation), the TPCO Shareholders, the Stately Shareholders, the Newco Shareholders, the Amalco Shareholders (upon and following the Amalgamation), the holders of TPCO Stock Options, the holders of TPCO Non-Vesting RSUs, the holders of TPCO PSUs, the holders of TPCO Warrants, the holders of Stately Warrants, any Depositary, the transfer agents in respect of the TPCO Shares, the Stately Shares, the Newco Shares and the Amalco Shares, and all other Persons.

2.1.3

The transfers, exchanges, issuances, cancellations, amalgamations, dissolutions and other transactions provided for in Section 3.1.2 shall occur, and shall be deemed to occur, at the time and in the order and sequence specified in Section 3.1.2, notwithstanding that certain of the procedures related thereto may not be completed until after such time.

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ARTICLE 3

THE ARRANGEMENT

3.1	Arrangement

3.1.1	The Pre-Arrangement Transactions shall occur prior to, and the completion of the Pre-Arrangement Transactions shall be conditions precedent to, the implementation of the Arrangement.

3.1.2

Commencing at the Arrangement Effective Time, unless otherwise specifically provided in this Section 3.1.2, each of the following transactions and events in subsections (a) through (f) of this Section 3.1.2 shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case effective as at one minute intervals following the immediately preceding transaction or event:

(a)

each TPCO Share outstanding immediately prior to the Arrangement Effective Time held by a TPCO Shareholder in respect of which TPCO Dissent Rights have been validly exercised shall be, and shall be deemed to be, transferred without any further act or formality to TPCO by the holder thereof for cancellation, free and clear of all Liens, and:

(i)

such TPCO Shareholder will cease to be the holder of such TPCO Dissenting Shares and will cease to have any rights as a holder of such TPCO Dissenting Shares other than the right to be paid fair value for such TPCO Dissenting Shares as set out in Section 4.1.2, and

(ii)

such TPCO Shareholder's name will be removed as the registered holder of such TPCO Dissenting Shares from the central securities register of TPCO Shares maintained by or on behalf of TPCO, and the TPCO Dissenting Shares shall be cancelled;

(b)

each Stately Share outstanding immediately prior to the Arrangement Effective Time held by a Stately Shareholder in respect of which Stately Dissent Rights have been validly exercised shall be, and shall be deemed to be, transferred without any further act or formality to Stately by the holder thereof for cancellation, free and clear of all Liens, and:

(i)

such Stately Shareholder will cease to be the holder of such Stately Dissenting Shares and will cease to have any rights as a holder of such Stately Dissenting Shares other than the right to be paid fair value for such Stately Dissenting Shares as set out in Section 4.2.2, and

(ii)

such Stately Shareholder's name will be removed as the registered holder of such Stately Dissenting Shares from the central securities register of Stately Shares maintained by or on behalf of Stately, and the Stately Dissenting Shares shall be cancelled;

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(c)

TPCO, Stately and Newco shall amalgamate (the "Amalgamation") to form one company ("Amalco") with the same effect as if they had amalgamated under Section 269 of the BCBCA and with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the Amalgamation is intended to qualify as an amalgamation as defined in subsection 87(1) of the Tax Act), including:

(i)	all property, rights and interests of TPCO, Stately and Newco shall become the property, rights and interests of Amalco;

(ii)	the articles and notice of articles of Amalco shall be in the form of the articles and notice of articles of Newco;

(iii)	the Amalgamation shall not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of any of Newco, Stately or TPCO to Amalco;

(iv)

all rights of creditors of Newco, Stately and TPCO will be unimpaired by the Amalgamation, and all liabilities and obligations of Newco, Stately and TPCO, whether arising by contract or otherwise, may be enforced against Amalco to the same extent as if such obligations had been incurred or contracted by Amalco;

(v)	Amalco will be liable for all of the liabilities and obligations of Newco, Stately and TPCO;

(vi)

all rights, contracts, permits and interests of Newco, Stately and TPCO will continue as rights, contracts, permits and interests of Amalco and, for greater certainty, the Amalgamation will not constitute a transfer or assignment of the rights or obligations of any of Newco, Stately or TPCO under any such rights, contracts, permits and interests;

(vii)	any existing cause of action, claim or liability to prosecution will be unaffected;

(viii)	a legal proceeding being prosecuted or pending by or against any of Newco, Stately or TPCO may be prosecuted or its prosecution may be continued, as the case may be, by or against Amalco;

(ix)	a conviction against, or ruling, order or judgment in favour of or against any of Newco, Stately or TPCO may be enforced by or against Amalco;

(x)	the name of Amalco shall be "Gold Flora Corporation";

(xi)	Amalco shall be authorized to issue an unlimited number of common shares without par value;

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(xii)	the first annual general meeting of Amalco or resolutions in lieu thereof shall be held within 18 months from the Arrangement Effective Date;

(xiii)	the first directors of Amalco following the Amalgamation shall be the then current Newco directors;

(xiv)

each Newco Share outstanding immediately prior to the Amalgamation shall be, and shall be deemed to be, cancelled and the name of the holder of such Newco Share shall be removed from Newco's central securities register in respect of such Newco Share, and in consideration therefor such holder will receive one fully paid and non-assessable Amalco Share, and upon such exchange each such former holder of such exchanged Newco Share shall be entered in Amalco's central securities register for the Amalco Shares as the owner of such Amalco Share;

(xv)

each TPCO Share outstanding immediately prior to the Amalgamation (excluding, for the avoidance of doubt, any TPCO Dissenting Share which was previously transferred to TPCO and cancelled under Section 3.1.2(a)) shall, without any further action by or on behalf of any TPCO Shareholder, be, and shall be deemed to be, cancelled in exchange for the TPCO Consideration, and:

(A)	the name of the holder of such TPCO Share shall be removed from TPCO's central securities register in respect of such TPCO Share;

(B)	each holder of such TPCO Share shall cease to be the holder thereof and to have any rights as a TPCO Shareholder other than the right to receive the TPCO Consideration; and

(C)

each such former holder of such exchanged TPCO Share shall be entered in Amalco's central securities register for the Amalco Shares as the owner of the Amalco Shares constituting such TPCO Consideration;

(xvi)

each Stately Share outstanding immediately prior to the Amalgamation (excluding, for the avoidance of doubt, any Stately Dissenting Share which was previously transferred to Stately and cancelled under Section 3.1.2(b)) shall, without any further action by or on behalf of any Stately Shareholder, be, and shall be deemed to be, cancelled in exchange for the Stately Consideration, and:

(A)	the name of the holder of such Stately Share shall be removed from Stately's central securities register in respect of such Stately Share;

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(B)	each holder of such Stately Share shall cease to be the holder thereof and to have any rights as a Stately Shareholder other than the right to receive the Stately Consideration; and

(C)

each such former holder of such exchanged Stately Share shall be entered in Amalco's central securities register for the Amalco Shares as the owner of the Amalco Shares constituting such Stately Consideration;

(xvii)	concurrently with the exchange of the Newco Shares, the TPCO Shares and the Stately Shares under Section 3.1.2(c)(xiv), Section 3.1.2(c)(xv) and Section 3.1.2(c)(xvi), respectively:

(A)	for greater certainty, the capital of the Newco Shares shall be reduced by an amount equal to the capital of such shares immediately prior to the Amalgamation;

(B)	for greater certainty, the capital of the TPCO Shares shall be reduced by an amount equal to the capital of such shares immediately prior to the Amalgamation;

(C)	for greater certainty, the capital of the Stately Shares shall be reduced by an amount equal to the capital of such shares immediately prior to the Amalgamation; and

(D)

there shall be added to the capital of the Amalco Shares, in respect of the Amalco Shares issued by Amalco to the former holders of such Newco Shares, TPCO Shares and Stately Shares, an amount equal to the aggregate paid-up capital of the Newco Shares, the TPCO Shares and the Stately Shares immediately prior to the Amalgamation;

(xviii)

each TPCO Stock Option that is outstanding immediately prior to the Amalgamation, whether vested or unvested (each such TPCO Stock Option, a "TPCO Replaced Option"), shall be, and shall be deemed to be, exchanged for an option (each, a "TPCO Replacement Option") entitling the holder to purchase that number of Amalco Shares equal to the product obtained when the number of TPCO Shares subject to such TPCO Replaced Option immediately prior to the Amalgamation is multiplied by the TPCO Exchange Ratio, which TPCO Replacement Option shall (A) continue to be governed by the TPCO Equity Incentive Plan or the Legacy Plans, as applicable, (B) have an exercise price for each Amalco Share that may be purchased under such TPCO Replacement Option (the "TPCO Replacement Option Exercise Price") equal to the quotient obtained when the exercise price per TPCO Share under the TPCO Replaced Option is divided by the TPCO Exchange Ratio (provided that no fractional Amalco Shares will be issued upon any particular exercise or settlement of TPCO Replacement Options, and the aggregate number of Amalco Shares to be issued upon exercise by a holder of one or more TPCO Replacement Options shall be rounded down to the nearest whole number (with all exercises that are effectuated concurrently by a holder of TPCO Replacement Options being aggregated before any such reduction is effectuated), and the aggregate exercise price payable on any particular exercise of TPCO Replacement Options shall be rounded up to the nearest whole cent (with all exercises that are effectuated concurrently by a holder of TPCO Replacement Options being aggregated before any such increase is effectuated)), and (C) otherwise have the same terms and conditions (including vesting, exercisability terms and expiry date) as were applicable to such TPCO Replaced Option immediately prior to the Amalgamation. Notwithstanding the foregoing:

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(1)

if necessary to satisfy the requirements of subsection 7(1.4) of the Tax Act in respect of the exchange of a TPCO Replaced Option for a TPCO Replacement Option pursuant to this Section 3.1.2(c)(xviii), the TPCO Replacement Option Exercise Price shall automatically be adjusted, effective as of and from the effective time of such exchange, so that the In-The-Money Amount of the TPCO Replacement Option (as adjusted) immediately after such exchange does not exceed the In-The-Money Amount of the TPCO Replaced Option immediately before such exchange;

(2)

for any TPCO Replaced Option that is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the U.S. Tax Code, it is intended that such adjustment described in Section 3.1.2(c)(xviii)(1) above will comply with Treasury Regulation Section 1.424(1)(a);

(3)

for any TPCO Replaced Option that is a nonqualified option held by a U.S. taxpayer, it is intended that such adjustment described in Section 3.1.2(c)(xviii)(1) above will be implemented in a manner intended to comply with Section 409A of the Code;

(xix)

each TPCO Warrant (each such TPCO Warrant, a "TPCO Replaced Warrant") shall be, and shall be deemed to be, exchanged for a warrant (each, a "TPCO Replacement Warrant") entitling the holder to purchase that number of Amalco Shares equal to the product obtained when the number of TPCO Shares subject to such TPCO Replaced Warrant immediately prior to the Arrangement is multiplied by the TPCO Exchange Ratio, which TPCO Replacement Warrant shall (i) have an exercise price for each Amalco Share that may be purchased under such TPCO Replacement Warrant equal to the quotient obtained when the exercise price per TPCO Share under the TPCO Replaced Warrant is divided by the TPCO Exchange Ratio (provided that no fractional Amalco Shares will be issued upon any particular exercise or settlement of TPCO Replacement Warrants, and the aggregate number of Amalco Shares to be issued upon exercise by a holder of one or more TPCO Replacement Warrants shall be rounded down to the nearest whole number, and the aggregate exercise price payable on any particular exercise of TPCO Replacement Warrants shall be rounded up to the nearest whole cent), (ii) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such TPCO Replaced Warrant immediately prior to the Arrangement, and (iii) continue to be evidenced by the certificate or other instrument evidencing such TPCO Replaced Warrant immediately prior to the Arrangement;

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(xx)

each TPCO PSU that is outstanding immediately prior to the Amalgamation shall be, and shall be deemed to be, exchanged for a TPCO Replacement PSU evidencing a right to acquire, for no additional consideration, such number of Amalco Shares as is equal to: (A) that number of TPCO Shares that were issuable upon the vesting of such TPCO PSU immediately prior to the Amalgamation, multiplied by (B) the TPCO Exchange Ratio, rounded down to the nearest whole number of Amalco Shares. All terms and conditions of a TPCO Replacement PSU, including the term to expiry or vesting, conditions to and manner of exercising or settlement, shall be the same as set out in the certificate for which it was exchanged, and the certificate previously evidencing such TPCO PSU shall thereafter evidence and be deemed to evidence such TPCO Replacement PSU;

(xxi)

each TPCO Non-Vesting RSU that is outstanding immediately prior to the Amalgamation shall be, and shall be deemed to be, exchanged for a TPCO Replacement RSU evidencing a right to acquire, for no additional consideration, such number of Amalco Shares as is equal to: (A) that number of TPCO Shares that were issuable upon the vesting of such TPCO Non-Vesting RSU immediately prior to the Amalgamation, multiplied by (B) the TPCO Exchange Ratio, rounded down to the nearest whole number of Amalco Shares. All terms and conditions of a TPCO Replacement RSU, including the term to expiry or vesting, conditions to and manner of exercising or settlement, shall be the same as set out in the certificate for which it was exchanged, and the certificate previously evidencing such TPCO Non-Vesting RSU shall thereafter evidence and be deemed to evidence such TPCO Replacement RSU;

(xxii)

each Stately Warrant (each such Stately Warrant, a "Stately Replaced Warrant") shall be, and shall be deemed to be, exchanged for a warrant (each, a "Stately Replacement Warrant") entitling the holder to purchase that number of Amalco Shares equal to the product obtained when the number of Stately Shares subject to such Stately Replaced Warrant immediately prior to the Arrangement is multiplied by the Stately Exchange Ratio, which Stately Replacement Warrant shall (i) have an exercise price for each Amalco Share that may be purchased under such Stately Replacement Warrant equal to the quotient obtained when the exercise price per Stately Share under the Stately Replaced Warrant is divided by the Stately Exchange Ratio (provided that no fractional Amalco Shares will be issued upon any particular exercise or settlement of Stately Replacement Warrants, and the aggregate number of Amalco Shares to be issued upon exercise by a holder of one or more Stately Replacement Warrants shall be rounded down to the nearest whole number, and the aggregate exercise price payable on any particular exercise of Stately Replacement Warrants shall be rounded up to the nearest whole cent), (ii) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such Stately Replaced Warrant immediately prior to the Arrangement, and (iii) continue to be evidenced by the certificate or other instrument evidencing such Stately Replaced Warrant immediately prior to the Arrangement;

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(d)

The number of Amalco Shares held by any Person shall be rounded down to the nearest whole Amalco Share, and any fractional Amalco Share issued under Section3.1.2(c) shall be, and shall be deemed to be, cancelled without any additional compensation;

(e)

the Amalco Share received by the Initial Newco Shareholder upon the Amalgamation under Section 3.1.2(c) in exchange for the Initial Newco Share shall be, and shall be deemed to be, redeemed by Amalco and cancelled in exchange for the payment by Amalco of an amount equal to the Initial Newco Share Subscription Price (the "Redemption Amount"), and

(i)

such Amalco Shareholder shall cease to be the holder of such Amalco Share and to have any rights as an Amalco Shareholder in respect thereof other than the right to be paid the Redemption Amount in accordance with this Plan of Arrangement; and

(ii)	the name of such Amalco Shareholder shall be removed from the Amalco central securities register maintained by or on behalf of Amalco with respect to the ownership of such Amalco Share;

(f)

Amalco shall, and shall be deemed to, apply to the Registrar for authorization to continue to the State of Delaware in accordance with section 308 of the BCBCA and file with the Registrar, along with the Final Order and this Plan of Arrangement, an executed Form 45. Amalco shall file with the Secretary of State of Delaware a Certificate of Corporate Domestication in accordance with section 388 of the DGCL; and

(g)

the transfers, assignments, alterations, exchanges, cancellations and other steps provided for in this Section 3.1.2 will be deemed to occur on the Arrangement Effective Date at the time specified by this Arrangement, notwithstanding that certain of the procedures related thereto are not completed until after the Arrangement Effective Date. Subject to Section 4.13 of the Business Combination Agreement, if the Post-Arrangement Transactions are not completed on the Arrangement Effective Date, the Arrangement Effective Time will, to the extent permissible under applicable Law, be deemed to not have occurred and the Parties shall use all commercially reasonable efforts to give effect to such intention.

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3.2	Adjustment to Exchange Ratios

3.2.1

The TPCO Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Newco Shares or TPCO Shares), consolidation, reorganization, recapitalization or other like change with respect to Newco Shares or TPCO Shares occurring after the date of the Business Combination Agreement and prior to the Arrangement Effective Time.

3.2.2

The Stately Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Newco Shares or Stately Shares), consolidation, reorganization, recapitalization or other like change with respect to Newco Shares or Stately Shares occurring after the date of the Business Combination Agreement and prior to the Arrangement Effective Time.

3.3	U.S. Securities Laws

Notwithstanding any provision herein to the contrary, TPCO, Stately, Gold Flora and Newco agree that this Plan of Arrangement will be carried out with the intention that all TPCO Consideration, Stately Consideration, TPCO Replacement Options, TPCO Replacement Warrants, TPCO Replacement RSUs, TPCO Replacement PSUs, Stately Replacement Warrants and any additional securities of the Continued Corporation (including Continued Corporation Shares, warrants, options, restricted share units and performance share units) to be issued in connection with the Arrangement and/or the Business Combination Agreement (including in connection with the Continuance) shall be exempt from the registration requirements of the U.S. Securities Act pursuant to the Section 3(a)(10) Exemption thereunder, and may be subject to restrictions on resale under the applicable securities laws of the United States, including Rule 144 under the U.S. Securities Act with respect to affiliates of TPCO, Stately, Gold Flora and Newco.

3.4	U.S. Tax Treatment

For U.S. federal income tax purposes, it is intended that: (i) the amalgamation of Newco, Stately and TPCO resulting in the formation of Amalco shall qualify as a tax-deferred reorganization under Section 368(a)(1)(A) of the U.S. Tax Code (the "TPCO Reorganization"); (ii) upon completion of the foregoing steps, Amalco shall be treated as a U.S. domestic corporation under Section 7874(b) of the U.S. Tax Code; (iii) the Continuance shall constitute a reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Tax Code; (iv) the GF Investco Reorganization shall qualify as a tax-deferred reorganization within the meaning of Section 368(a)(1)(A) of the U.S. Tax Code by reason of Section 368(a)(2)(E) of the U.S. Tax Code; (v) the GF Investco2 Reorganization shall qualify as a tax-deferred reorganization within the meaning of Section 368(a)(1)(A) of the U.S. Tax Code by reason of Section 368(a)(2)(E) of the U.S. Tax Code; (vi) with respect to the Gold Flora Members, the Merger shall constitute a contribution of Gold Flora Membership Units in exchange for the Gold Flora Consideration and shall, collectively with the TPCO Reorganization, the Continuance, the GF Investco Reorganization and the GF Investco2 Reorganization, constitute interdependent steps in a single transaction which shall qualify as a tax-deferred contribution as described in Section 351 of the U.S. Tax Code. From and after the date of the Business Combination Agreement and until the completion of the transaction, each party thereto has agreed to use its reasonable best efforts to cause the transactions contemplated by the Business Combination Agreement to so qualify, and not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act would reasonably be expected to prevent the transactions contemplated by the Business Combination Agreement from so qualifying.

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3.5	Deemed Fully Paid and Non-Assessable Shares

All Amalco Shares issued by Amalco under the Arrangement and prior to Amalco continuing out of British Columbia shall be deemed to be validly issued and outstanding as fully paid and non-assessable shares for all purposes of the BCBCA.

3.6	Transfers Free and Clear

Any transfer of securities pursuant to this Plan of Arrangement shall be free and clear of all Liens.

3.7	No Fractional Shares

Other than pursuant to the Amalgamation:

3.7.1	no fractional shares shall be issued to any Person pursuant to this Plan of Arrangement; and

3.7.2	the number of shares to be issued to any Person pursuant to this Plan of Arrangement shall, without additional compensation, be rounded down to the nearest whole share.

ARTICLE 4

RIGHTS OF DISSENT

4.1	TPCO Dissent Rights

4.1.1

Registered holders of TPCO Shares may exercise rights of dissent (the "TPCO Dissent Rights") in connection with the Arrangement pursuant to the Interim Order and in the manner set forth in Division 2 of Part 8 of the BCBCA, as modified by the Interim Order, the Final Order and this Section 4.1 (collectively, the "TPCO Dissent Procedures"), provided that the written notice setting forth the objection of such registered TPCO Shareholder to the Arrangement contemplated by Section 242 of the BCBCA must be received by TPCO not later than 5:00 p.m. (Vancouver time) on the Business Day that is two (2) Business Days before the TPCO Meeting.

4.1.2	TPCO Shareholders who duly and validly exercise TPCO Dissent Rights with respect to their TPCO Shares ("TPCO Dissenting Shares") and who:

(a)

are ultimately determined to be entitled to be paid fair value for their TPCO Dissenting Shares shall be entitled to be paid the fair value by TPCO for the TPCO Dissenting Shares and will be deemed to have irrevocably transferred such TPCO Dissenting Shares to TPCO (free and clear of all Liens) pursuant to Section 3.1.2(a); or

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(b)

for any reason are ultimately not entitled to be paid fair value for their TPCO Dissenting Shares will be deemed to have participated in the Arrangement on the same basis as a non-dissenting TPCO Shareholder and will receive Amalco Shares on the same basis as every other non-dissenting TPCO Shareholder, but in no case will TPCO or Amalco be required to recognize such Persons as holding TPCO Shares after the effective time of the transactions described in Section 3.1.2(a) or Section 3.1.2(c), as the case may be, and the names of such TPCO Dissenting Shareholders shall be deleted from the central securities register of holders of TPCO Shares as of such time.

4.1.3	In addition to any other restrictions set forth in Division 2 of Part 8 of the BCBCA, none of the following shall be entitled to exercise TPCO Dissent Rights:

(a)	TPCO Shareholders who vote, or who have instructed a proxyholder to vote, in favour of the TPCO Arrangement Resolution;

(b)	holders of TPCO Stock Options;

(c)	holders of TPCO Non-Vesting RSUs;

(d)	holders of TPCO PSUs;

(e)	holders of TPCO Warrants; or

(f)	holders of Vesting RSUs, Exchangeable Shares or Persons entitled to consideration under the Caliva Agreement, the LCV Agreement or the OG Agreement.

4.2	Stately Dissent Rights

4.2.1

Registered holders of Stately Shares may exercise rights of dissent (the "Stately Dissent Rights") in connection with the Arrangement pursuant to the Interim Order and in the manner set forth in Division 2 of Part 8 of the BCBCA, as modified by the Interim Order, the Final Order and this Section 4.2 (collectively, the "Stately Dissent Procedures"), provided that the written notice setting forth the objection of such registered Stately Shareholder to the Arrangement contemplated by Section 242 of the BCBCA must be received by Stately not later than 5:00 p.m. (Vancouver time) on the Business Day that is two (2) Business Days before the Stately Meeting.

4.2.2	Stately Shareholders who duly and validly exercise Stately Dissent Rights with respect to their Stately Shares ("Stately Dissenting Shares") and who:

(a)

are ultimately determined to be entitled to be paid fair value for their Stately Dissenting Shares shall be entitled to be paid the fair value by Stately for the Stately Dissenting Shares and will be deemed to have irrevocably transferred such Stately Dissenting Shares to Stately (free and clear of all Liens) pursuant to Section 3.1.2(b); or

(b)

for any reason are ultimately not entitled to be paid fair value for their Stately Dissenting Shares will be deemed to have participated in the Arrangement on the same basis as a non-dissenting Stately Shareholder and will receive Amalco Shares on the same basis as every other non-dissenting Stately Shareholder, but in no case will Stately or Amalco be required to recognize such Persons as holding Stately Shares after the effective time of the transactions described in Section 3.1.2(b) or Section 3.1.2(c), as the case may be, and the names of such Stately Dissenting Shareholders shall be deleted from the central securities register of holders of Stately Shares as of such time.

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4.2.3	In addition to any other restrictions set forth in Division 2 of Part 8 of the BCBCA, none of the following shall be entitled to exercise Stately Dissent Rights:

(a)	Stately Shareholders who vote, or who have instructed a proxyholder to vote, in favour of the Stately Arrangement Resolution; or

(b)	holders of Stately Warrants.

ARTICLE 5

DELIVERY OF CONSIDERATION

5.1	Share Exchange Procedures

5.1.1	All of the Amalco Shares issued pursuant to the arrangement in Section 3.1.2 will be issued as uncertificated pursuant to Section 107 of the BCBCA.

5.1.2

All of the share certificates issued by TPCO to TPCO Shareholders prior to the Arrangement Effective Time will cease to represent any interest in TPCO Shares and will be cancelled by TPCO as of the effective time specified under Section 3.1.2.

5.1.3

All of the share certificates issued by Stately to Stately Shareholders prior to the Arrangement Effective Time will cease to represent any interest in Stately Shares and will be cancelled by Stately as of the effective time specified under Section 3.1.2.

5.1.4	Amalco will not send to each Amalco Shareholder a written notice containing the information required by Section 107(6) the BCBCA.

5.2	Calculations

All calculations and determinations made by Newco, TPCO, Gold Flora, Amalco or any Depositary, as applicable, for the purposes of this Plan of Arrangement shall be conclusive, final and binding.

ARTICLE 6

POST-ARRANGEMENT TRANSACTIONS

6.1	Post-Arrangement Transactions

6.1.1

It is acknowledged that the following transactions shall occur following the completion of the transactions and events set forth in Section 3.1.2 (collectively, the "Post-Arrangement Transactions") beginning immediately following the completion of the Continuance:

(a)

pursuant to an agreement and plan of merger dated February 21, 2023 by and among Newco, GFI Acquisition Inc. ("MergerSub 1"), a corporation organized under the Laws of the State of Nevada, and GF Investco Inc. ("GF Investco"), a corporation existing under the Laws of the State of Nevada, subject to the satisfaction or waiver of all conditions precedent to such merger, MergerSub 1 will merge with and into GF Investco with GF Investco surviving such merger and the separate legal existence of MergerSub 1 ceasing for all purposes and pursuant to which the shareholders of GF Investco will exchange all of their shares of GF Investco for Continued Corporation Shares (the "GF Investco Reorganization");

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(b)

pursuant to an agreement and plan of merger dated February 21, 2023 by and among Newco, GFI2 Acquisition Inc. ("MergerSub 2"), a corporation organized under the Laws of the State of Nevada, and GF Investco2 Inc. ("GF Investco2"), a corporation existing under the Laws of the State of Nevada, subject to the satisfaction or waiver of all conditions precedent to such merger, MergerSub 2 will merge with and into GF Investco2 with GF Investco2 surviving such merger and the separate legal existence of MergerSub 2 ceasing for all purposes and pursuant to which the shareholders of GF Investco2 will exchange all of their shares of GF Investco2 for Continued Corporation Shares (the "GF Investco2 Reorganization");

(c)	the issued and outstanding profits interest units of Gold Flora will be converted into membership units of Gold Flora (paragraphs (a) to (c), collectively, the "Pre-Merger Restructuring");

(d)	pursuant to the Business Combination Agreement and the Agreement and Plan of Merger, the Continued Corporation, US Merger Sub and Gold Flora will complete the Merger; and

(e)	the Concurrent Financing will be completed.

ARTICLE 7

AMENDMENT

7.1	Amendments to Plan of Arrangement

7.1.1

TPCO, Gold Flora and Newco may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Arrangement Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by TPCO, Stately (only to the extent such amendment, modification and/or supplement adversely affects Stately or the Stately Shareholders), Gold Flora and Newco in writing (subject to the Business Combination Agreement), each acting reasonably, (iii) be filed with the Court and, if made following the TPCO Meeting or the Stately Meeting, approved by the Court, and (iv) communicated to TPCO Shareholders and/or Stately Shareholders if and as required by the Court.

7.1.2

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by TPCO, Gold Flora or Newco at any time prior to the earlier of the TPCO Meeting and the Stately Meeting (provided that TPCO, Stately (only to the extent such amendment, modification or supplement adversely affects Stately or the Stately Shareholders), Gold Flora or Newco (subject to the Business Combination Agreement), as applicable, shall have consented thereto) with or without any other prior notice or communication, and, if so proposed and accepted by the Persons voting at the TPCO Meeting and the Stately Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

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7.1.3

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the TPCO Meeting or the Stately Meeting shall be effective only if (i) it is consented to in writing by each of TPCO, Stately (only to the extent such amendment, modification and/or supplement adversely affects Stately or the Stately Shareholders), Gold Flora, and Newco (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the TPCO Shareholders or Stately Shareholders, as applicable, voting or consenting, as the case may be, in the manner directed by the Court.

7.1.4

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Arrangement Effective Date unilaterally by Amalco, provided that it concerns a matter which, in the reasonable opinion of Amalco, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former TPCO Shareholder, Stately Shareholder or Gold Flora Member.

7.1.5

Notwithstanding the foregoing, if the TPCO Shareholders approve the TPCO Arrangement Resolution but the Stately Shareholders do not approve the Stately Arrangement Resolution or any of the other conditions precedent to the Arrangement involving Stately cannot be satisfied, this Plan of Arrangement shall be deemed to have been amended prior to the Arrangement Effective Date, without the need to obtain any further approvals or consents of any of the Parties or the Court, to: (i) provide that the Plan of Arrangement will be binding on TPCO, Gold Flora, Newco, Amalco (upon and following the Amalgamation), the TPCO Shareholders, the Newco Shareholders, the Amalco Shareholders (upon and following the Amalgamation), the holders of TPCO Stock Options, the holders of TPCO Non-Vesting RSUs, the holders of TPCO PSUs, the holders of TPCO Warrants, any Depositary, the transfer agents in respect of the TPCO Shares, the Newco Shares and the Amalco Shares, and all other Persons, but will not be binding on Stately, the Stately Shareholders or the holders of Stately Warrants in any respect other than in their capacity as beneficial security holders of Gold Flora or TPCO, and (ii) remove all applicable references to Stately, the Stately Shares and the Stately Warrants in the Plan of Arrangement. The Parties expressly agree to take all necessary steps and make any other consequential or incidental changes or amendments as may be necessary or required to give effect to the foregoing.

7.1.6	This Plan of Arrangement may be withdrawn prior to the Arrangement Effective Time in accordance with the terms of the Business Combination Agreement.

ARTICLE 8

WITHHOLDING TAX

8.1	Withholding Tax

8.1.1

Newco, TPCO, Gold Flora, Stately, Amalco and any Depositary, as the case may be, shall be entitled to deduct or withhold from any amounts contemplated to be payable to any Person under this Plan of Arrangement (an "Affected Person") such amounts as are reasonably determined to be required, entitled or permitted to be deducted or withheld with respect to such payment (a "Withholding Obligation") under the Tax Act, the U.S. Tax Code or any other provision of federal, provincial, territorial, state, local or foreign tax Law, in each case, as amended, and shall remit or cause to be remitted the amount so deducted or withheld to the appropriate Governmental Entity. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes as having been paid to the recipient of the payment in respect of which such deduction or withholding was made, provided that such deducted or withheld amounts are actually remitted in accordance with applicable Law to the appropriate Governmental Entity.

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8.1.2	Each of Newco, TPCO, Stately, Gold Flora, Amalco and any Depositary shall also have the right to:

(a)	deduct, withhold and sell, or direct Newco, TPCO, Stately, Gold Flora, Amalco or any Depositary to deduct, withhold and sell through a broker (the "Broker"), and on behalf of any Affected Person; or

(b)

require the Affected Person to irrevocably direct the sale through a Broker and irrevocably direct the Broker pay the proceeds of such sale to Newco, TPCO, Stately, Gold Flora, Amalco or any Depositary as appropriate (and, in the absence of such irrevocable direction, the Affected Person shall be deemed to have provided such irrevocable direction), such number of Amalco Shares delivered or deliverable to such Affected Person pursuant to this Plan of Arrangement as is necessary to produce sale proceeds (after deducting commissions payable to the Broker and other costs and expenses) sufficient to fund any Withholding Obligations. Any such sale of Amalco Shares shall be effected on a public market and as soon as practicable following the Arrangement Effective Date. None of Newco, TPCO, Stately, Gold Flora, Amalco, any Depositary or the Broker will be liable for any loss arising out of any sale of such Amalco Shares, including any loss relating to the manner or timing of such sales, the prices at which the Amalco Shares are sold or otherwise.

ARTICLE 9

PARAMOUNTCY

9.1	Paramountcy

9.1.1	From and after the Arrangement Effective Time:

(a)

this Plan of Arrangement shall take precedence and priority over any and all rights related to TPCO Shares, Stately Shares, Newco Shares, TPCO Stock Options, TPCO Non-Vesting RSUs, TPCO PSUs, TPCO Warrants and Stately Warrants outstanding immediately prior to the Arrangement Effective Time;

(b)

the rights and obligations of TPCO Shareholders, Stately Shareholders, Newco Shareholders, holders of TPCO Stock Options, holders of TPCO Non-Vesting RSUs, holders of TPCO PSUs, holders of TPCO Warrants, holders of Stately Warrants, TPCO, Stately, Gold Flora, Newco, any Depositary and any transfer agent in respect of the TPCO Shares, the Stately Shares and the Newco Shares shall be solely as provided for in this Plan of Arrangement; and

(c)

all actions, causes of actions, claims or proceedings (actual or contingent, and whether or not previously asserted) based on or in any way relating to TPCO Shares, Stately Shares, Newco Shares, TPCO Stock Options, TPCO Non-Vesting RSUs, TPCO PSUs, TPCO Warrants and Stately Warrants shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

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ARTICLE 10

FURTHER ASSURANCES

10.1	Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and be deemed to have occurred in the order set out herein without any further authorization, act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to implement this Plan of Arrangement and to further document or evidence any of the transactions or events set out herein.

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SCHEDULE B

TPCO ARRANGEMENT RESOLUTION AND STATELY ARRANGEMENT RESOLUTION

The text of the TPCO Arrangement Resolution and Stately Arrangement Resolution which the TPCO Shareholders and Stately Shareholders will be asked to pass at the TPCO Meeting and Stately Meeting, respectively, is as set out below. For the purposes of this Schedule "B", references to the "Corporation", (i) in the case of the TPCO Meeting shall refer to TPCO, and (ii) in the case of the Stately Meeting shall refer to Stately.

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.

The arrangement (the "Arrangement") under Part 9, Division 5 of the Business Corporations Act (British Columbia) (the "BCBCA"), proposed by [TPCO Holding Corp. / Stately Capital Corporation] (the "Corporation") to its shareholders (the "Corporation Shareholders"), and proposed by [TPCO Holding Corp. / Stately Capital Corporation] to its shareholders, pursuant to the business combination agreement by and among the Corporation, [TPCO Holding Corp. / Stately Capital Corporation], Gold Flora, LLC, Gold Flora Corporation and Golden Grizzly Bear LLC dated February 21, 2023 (as it may be modified, supplemented or amended from time to time in accordance with its terms, the "Agreement"), as set out in the plan of arrangement (the "Plan of Arrangement", the full text of which is set out as Schedule "A" to the Agreement), and as summarized in the management information circular of the Corporation dated ●, 2023 (the "Circular"), and all transactions contemplated thereby (collectively, the "Business Combination"), are hereby authorized, approved and adopted.

2.	The Plan of Arrangement, as it has been or may be modified, supplemented or amended in accordance with the Agreement and its terms, is hereby authorized, approved and adopted.

3.

The Agreement and all transactions contemplated therein, including all actions of the directors of the Corporation in approving the Business Combination as a whole and all actions of the directors and officers of the Corporation in executing and delivering the Agreement and any modifications, supplements or amendments thereto, and causing the performance by the Corporation of its obligations thereunder, are hereby ratified, confirmed and approved.

4.

The Corporation be and is hereby authorized to apply for a final order from the British Columbia Supreme Court (the "Court") to approve the Arrangement on the terms set forth in the Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Circular).

5.

Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the Corporation Shareholders or that the Arrangement has been approved by the Court, the directors of the Corporation are hereby authorized and empowered, without further notice to or approval of Corporation Shareholders, subject to the terms of the Agreement and Plan of Arrangement, to: (a) amend, modify or supplement the Agreement or the Plan of Arrangement; and (b) not proceed with the Arrangement and any related transactions.

6.

Any one officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute or cause to be executed, and to deliver or cause to be delivered, whether under corporate seal of the Corporation or otherwise:

(a)	to the registrar under the BCBCA for filing such documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Agreement; and

(b)

all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person's opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument to the doing of any such act or thing.

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SCHEDULE C

REPRESENTATIONS AND WARRANTIES OF TPCO

(1)	Fairness Opinion and Directors' Approvals. As of the date hereof:

(a)

the TPCO Financial Advisors have each delivered an oral opinion to the TPCO Special Committee and the TPCO Board, which opinion has not been modified, amended, qualified or withdrawn, to the effect that, as of the date hereof, and subject to the assumptions, qualifications and limitations set out therein, the TPCO Consideration to be received under the Arrangement is fair, from a financial point of view, to TPCO Shareholders;

(b)	TPCO has been authorized by the TPCO Financial Advisors to permit inclusion of the TPCO Fairness Opinions and references thereto and summaries thereof in the TPCO Circular; and

(c)

the TPCO Board has unanimously (with directors abstaining or recusing themselves as required by Law or TPCO's Constating Documents) (i) determined that the Arrangement is in the best interests of TPCO and is fair, from a financial point of view, to the TPCO Shareholders, (ii) resolved to recommend to the TPCO Shareholders that they vote in favour of the TPCO Arrangement Resolution and (iii) approved the Arrangement pursuant to the Plan of Arrangement and the execution and performance of this Agreement.

(2)

Organization and Qualification. TPCO and each of its Subsidiaries is a company duly incorporated or continued or an entity duly created and validly existing under the applicable Laws of its jurisdiction of incorporation, continuance or creation and has all necessary corporate power and capacity to own its property and assets as now owned and to carry on its business as it is now being conducted. With the exception of the Federal Cannabis Laws, each Subsidiary has all necessary corporate power and capacity to own its respective property and assets as now owned and to carry on its respective business as it is now being conducted. With the exception of the Federal Cannabis Laws, TPCO and each of its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities, makes such qualification necessary.

(3)

Authority Relative to this Agreement. TPCO has all necessary corporate power and capacity to enter into this Agreement and all other agreements and instruments to be executed by TPCO as contemplated by this Agreement, and to perform its obligations hereunder and under such agreements and instruments. The execution and delivery of this Agreement by TPCO and the performance by TPCO of its obligations under this Agreement have been duly authorized by the TPCO Board and, except for obtaining the TPCO Required Approval, the Interim Order and the Final Order in the manner contemplated herein and filing the Arrangement Filings with the Director, no other corporate proceedings on its part are necessary to authorize this Agreement or the Transaction. This Agreement has been duly executed by a duly authorized officer of TPCO and delivered by TPCO, and constitutes a legal, valid and binding obligation of TPCO, enforceable against TPCO in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

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(4)

No Violation. Except for the Authorizations contemplated under Section 4.5, the TPCO Required Approvals, the Interim Order and the Final Order, neither the authorization, execution and delivery of this Agreement by TPCO nor the completion of the transactions contemplated by this Agreement or the Transaction, nor the performance of its obligations hereunder or thereunder, nor compliance by TPCO with any of the provisions hereof or thereof will result in a violation or breach of, constitute a default (or an event which, with notice or lapse of time or both, would become a default), require any consent or approval to be obtained or notice to be given under, or give rise to any third party right of termination, cancellation, suspension, acceleration, penalty or payment obligation or right to purchase or sale under, any provision of:

(a)	its Constating Documents;

(b)	except as set forth in Section (4)(b) of the TPCO Disclosure Letter, an Authorization or Material Contract to which:

(i)	TPCO or any of its Subsidiaries is a party; or

(ii)	TPCO's or any of its Subsidiaries' properties or assets are bound; or

(c)	any Law, regulation, order, judgment or decree applicable to TPCO or any of its Subsidiaries or any of their respective properties or assets;

except in the case of (c) above for such breaches, defaults, consents, terminations, cancellations, suspensions, accelerations, penalties, payment obligations or rights which would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on TPCO.

(5)

Governmental Approvals. The execution, delivery and performance by TPCO of this Agreement and the consummation by TPCO of the Arrangement and the Transaction requires no consent, waiver or approval or any action by or in respect of, or filing with, or notification to, any Governmental Entity other than: (i) the Interim Order and any approvals required by the Interim Order; (ii) the Final Order; (iii) compliance with any applicable Securities Laws and NEO policies, rules and regulations; (iv) receipt of the Key Authorizations; and (v) any actions, filings or notifications the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on TPCO.

(6)	Capitalization.

(a)

The authorized share structure of TPCO consists of an unlimited number of TPCO Shares, an unlimited number of class B shares, an unlimited number of class A restricted voting shares and an unlimited number of proportionate voting shares. As of the close of business on the day before the date of this Agreement, there were issued and outstanding 100,528,314 TPCO Shares, nil class B shares, nil class A restricted voting shares and nil proportionate voting shares.

(b)

As of the close of business on the day before the date of this Agreement, TPCO has: (i) an aggregate amount of 2,884,934 TPCO Shares issuable upon the settlement of TPCO RSUs, (ii) an aggregate amount of 2,321,250 TPCO Shares issuable upon the settlement of TPCO PSUs, (iii) an aggregate amount of 368,717 TPCO Shares issuable upon the exercise of TPCO Stock Options, (iv) an aggregate amount of 35,837,500 TPCO Shares issuable upon the exercise of TPCO Warrants, (v) an aggregate amount of 25,000,000 TPCO Shares issuable upon exchange pursuant to the terms of an exchange rights agreement; and (vi) an aggregate amount of 22,213,255 TPCO Shares issuable as an earnout in connection with the agreements included in Section (6)(b) of the TPCO Disclosure Letter.

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(c)

Except as set out under Section (6)(b), there are no options, warrants, stock appreciation rights, restricted stock units, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by TPCO of any securities of TPCO (including TPCO Shares), or any securities or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of TPCO (including TPCO Shares) or its Subsidiaries.

(d)

All outstanding TPCO Shares have been duly authorized and validly issued, are fully paid and non-assessable, and all TPCO Shares issuable upon the settlement or exercise, as applicable, of the TPCO RSUs, TPCO PSUs, TPCO Stock Options and TPCO Warrants, in accordance with their respective terms, have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights. All securities of TPCO (including the TPCO Shares, TPCO RSUs, TPCO PSUs, TPCO Warrants, and TPCO Stock Options) have been issued in compliance with all applicable Laws and Securities Laws.

(e)

Except as set out in Section (6)(b), there are no securities of TPCO or of any of its Subsidiaries outstanding which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the holders of the outstanding TPCO Shares on any matter. There are no outstanding contractual or other obligations of TPCO or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of any of its Subsidiaries. Except as set forth in Section (6)(e) of the TPCO Disclosure Letter, there are no outstanding bonds, debentures or other evidences of indebtedness of TPCO or any of its Subsidiaries having the right to vote with the holders of the outstanding TPCO Shares on any matters.

(f)	TPCO is not party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the capital of TPCO.

(7)

Ownership of Subsidiaries. Section (7) of the TPCO Disclosure Letter includes complete and accurate lists of all Subsidiaries owned, directly or indirectly, by TPCO. All of the issued and outstanding shares and other ownership interests in the Subsidiaries of TPCO are duly authorized, validly issued, fully paid and, where the concept exists, non-assessable. All of the shares and other ownership interests of the Subsidiaries held directly or indirectly by TPCO are legally and beneficially owned free and clear of all Liens (other than Permitted Liens), and there are no outstanding options, profit interests, warrants, rights, entitlements, understandings or commitments (pre-emptive, contingent or otherwise) or outstanding or other obligations of TPCO or any of its Subsidiaries regarding the right to purchase or acquire, or securities convertible into or exchangeable for, any such shares or other ownership interests of any of the Subsidiaries of TPCO, except as disclosed in Section (7) of the TPCO Disclosure Letter. Except as disclosed in Section (7) of the TPCO Disclosure Letter, there are no Contracts, commitments, understandings or restrictions which require any Subsidiaries of TPCO to issue, sell or deliver any shares or other ownership interests, profit interests or any securities or obligations convertible into or exchangeable for, any shares or other ownership interests. Except as disclosed in Section (7) of the TPCO Disclosure Letter, TPCO, directly or indirectly through any of its Subsidiaries or otherwise, does not own any equity interest of any kind in any other Person.

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(8)

Reporting Status and Securities Laws Matters. The TPCO Shares and TPCO Warrants are registered pursuant to Section 12(g) of the U.S. Exchange Act. TPCO is a "reporting issuer" and is not on the list of reporting issuers in default under applicable Canadian Securities Laws, in all of the provinces and territories of Canada (other than Quebec). TPCO is in compliance, in all material respects, with all applicable Securities Laws and there are no current, pending or, to the knowledge of TPCO, threatened proceedings before any Securities Authority or other Governmental Entity relating to any alleged non-compliance with any Securities Laws. The TPCO Shares are listed on, and TPCO is in compliance, in all material respects, with the rules and policies of the NEO, and no delisting, suspension of trading in or cease trading order with respect to any securities of TPCO is in effect and, to the knowledge of TPCO, no inquiry or investigation (formal or informal) of any Securities Authority or the NEO is in effect or ongoing or expected to be implemented or undertaken.

(9)

TPCO Filings. TPCO has timely filed or furnished all documents required to be filed by it in accordance with applicable Securities Laws with the Securities Authorities and/or the NEO. Each of the TPCO Filings complied as filed in all material respects with applicable Securities Laws and did not, as of the date filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, on the date of such filing), contain any Misrepresentation. TPCO has not filed any confidential material change report which at the date of this Agreement remains confidential. Since December 31, 2021, there has been no change in a material fact or a material change (as those terms are defined under the Securities Act (Ontario)) in relation to TPCO, except for (i) changes in material facts or material changes that are reflected in a document included in the TPCO Filings, and (ii) this Agreement and the transactions contemplated hereby.

(10)

Financial Statements. The consolidated annual audited financial statements of TPCO as at and for the fiscal years ended December 31, 2021 and December 31, 2020 (including the notes thereto), and the consolidated interim unaudited financial statements of TPCO as at and for the three and nine-month periods ended September 30, 2022 and September 30, 2021 and any related MD&A (collectively, the "TPCO Current Financial Statements") were prepared in accordance with U.S. GAAP consistently applied (except (a) as otherwise indicated in such financial statements and the notes thereto or, in the case of audited statements, in the related report of TPCO's independent auditors, or (b) in the case of unaudited interim statements, are subject to normal period-end adjustments and may omit notes which are not required by applicable Laws in the unaudited statements) and present fairly, in all material respects, the consolidated financial position, the consolidated results of operations and its consolidated cash flows of TPCO and its Subsidiaries for the dates and periods indicated therein (subject, in the case of any unaudited interim financial statements, to normal period-end adjustments). There has been no material change in TPCO's accounting policies, except as described in the TPCO Financial Statements, since September 30, 2022. As of the date hereof, the Minimum Cash Balance is set forth in Section (9) of the TPCO Disclosure Letter.

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(11)

Internal Control over Financial Reporting. TPCO maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the U.S. Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including policies and procedures sufficient to provide reasonable assurance (i) that TPCO maintains records that in reasonable detail accurately and fairly reflect TPCO's transactions and dispositions of assets, (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (iii) that receipts and expenditures are made only in accordance with authorizations of TPCO's management and the TPCO Board, and (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of TPCO's assets that could have a material effect on TPCO's financial statements. TPCO has evaluated the effectiveness of TPCO's internal control over financial reporting and, to the extent required by applicable Law, presented in any applicable TPCO Filing that is a report on Form 10-K or Form 10-Q (or any amendment thereto) its conclusions about the effectiveness of its internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. TPCO has disclosed to TPCO's auditors and the audit committee of the TPCO Board (A) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect TPCO's ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in TPCO's internal control over financial reporting. Except as disclosed in the TPCO Filings, TPCO has not identified any material weaknesses in the design or operation of TPCO's internal control over financial reporting. Since December 31, 2021, there have been no material changes in TPCO's internal control over financial reporting. To the knowledge of TPCO, as of the date of this Agreement:

(a)

there is and has been no fraud, whether or not material, involving management or any other TPCO Employees who have a significant role in the internal control over financial reporting of TPCO. Since January 1, 2022, except as disclosed in Section (11) of the TPCO Disclosure Letter, TPCO has received no complaints, allegations, assertions or claims, whether written or oral, from any source regarding accounting or auditing practices, procedures, methodologies or methods of TPCO or any of its Subsidiaries or their respective internal accounting controls or auditing matters; and

(b)

no independent auditor or accountant of a Subsidiary, or director, officer, member, employee, consultant or independent contractor of such Subsidiary, has identified or been made aware of fraud, whether or not material, involving management or any other employees who have a significant role in the internal control over financial reporting of such Subsidiary.

(12)

Disclosure Controls and Procedures. Except as disclosed in the TPCO Filings, TPCO's "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the U.S. Exchange Act) are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by TPCO in the reports or filings that it files or submits under the U.S. Exchange Act and other applicable Securities Laws, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission and such other applicable Securities Laws, and that all such information is accumulated and communicated to TPCO's management as appropriate to allow timely decisions regarding required disclosure and to make applicable certifications.

(13)

Books and Records; Disclosure. The financial books, records and accounts of TPCO and its Subsidiaries: (i) have been in all material respects maintained in accordance with applicable Laws and U.S. GAAP on a basis consistent with prior years; (ii) are stated in reasonable detail and accurately and fairly reflect the material transactions, acquisitions and dispositions of the assets of TPCO and its Subsidiaries; and (iii) accurately and fairly reflect the basis for the TPCO Financial Statements.

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(14)

Independent Auditors. TPCO's current auditors are independent with respect to TPCO within the meaning of the rules of professional conduct applicable to auditors in the U.S. and there has never been a "reportable event" (within the meaning of applicable Securities Laws) with the current or, to the best knowledge of TPCO, any predecessor auditors of TPCO, for the years ended December 31, 2021 and December 31, 2020.

(15)

Minute Books. The corporate minute books of TPCO and its Subsidiaries contain minutes of all meetings and resolutions of the TPCO Board and committees of the TPCO Board and the directors of each of its Subsidiaries, other than those portions of minutes of meetings reflecting discussions of the Transaction, and shareholders or members, as applicable, held according to applicable Laws and are complete and accurate in all material respects.

(16)

No Undisclosed Liabilities. TPCO and its Subsidiaries have no outstanding indebtedness, liabilities or obligations in excess of $500,000, whether accrued, absolute, contingent or otherwise, and are not party to or bound by any suretyship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar commitment with respect to the obligations, liabilities or indebtedness of any Person, other than (i) those specifically identified in the TPCO Financial Statements, (ii) incurred in the Ordinary Course since the date of the most recent TPCO Financial Statements, or (iii) incurred in connection with this Agreement.

(17)	No Material Change. Except as disclosed in Section (17) of the TPCO Disclosure Letter, since September 30, 2022:

(a)	TPCO and each of its Subsidiaries has conducted the TPCO Business only in the Ordinary Course, excluding matters relating to the proposed Transaction;

(b)

there has not occurred any event, occurrence or development or a state of circumstances or facts which has had or would, individually or in the aggregate, reasonably be expected to have any Material Adverse Effect on TPCO;

(c)	there has not been any acquisition or sale by TPCO or its Subsidiaries of any material property or assets;

(d)

there has not been any incurrence, assumption or guarantee by TPCO or its Subsidiaries of any material debt for borrowed money, any creation or assumption by TPCO or its Subsidiaries of any Lien or any making by TPCO or its Subsidiaries of any material loan, advance or capital contribution to or investment in any other Person, except as disclosed in the TPCO Financial Statements;

(e)	there has been no dividend or distribution of any kind declared, paid or made by TPCO on any TPCO Shares;

(f)	TPCO has not effected or passed any resolution to approve a split, consolidation or reclassification of any of the outstanding TPCO Shares;

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(g)

there has not been any increase in or modification of the compensation payable to or to become payable by TPCO or its Subsidiaries to any of their respective directors, officers, employees, independent contractors or consultants or any grant to any such director, officer, employee, independent contractor or consultant of any increase in severance, change in control or termination pay or any increase or modification of any Employee Plans of TPCO (including the granting of TPCO RSUs, TPCO PSUs, or TPCO Stock Options) made to, for or with any of such directors, officers, employees, independent contractors or consultants; and

(h)

TPCO has not, and its Subsidiaries have not, removed any auditor or removed or appointed any director or terminated or appointed any senior officer, other than as disclosed in the TPCO Filings or previously disclosed to Gold Flora.

(18)

Litigation. Except as disclosed in Section (18) of the TPCO Disclosure Letter, there is no claim, action, suit, grievance, complaint, proceeding, arbitration, charge, audit, indictment or investigation that is pending or has been commenced or, to the knowledge of TPCO, is threatened affecting TPCO or its Subsidiaries or affecting any of their property or assets (whether owned or leased) at law or in equity, which, individually or in the aggregate, if determined adversely to TPCO or its Subsidiaries, has or could reasonably be expected to result in liability to TPCO or its Subsidiaries in excess of $500,000 or which could prevent or materially delay the consummation of the transactions contemplated by this Agreement or the Transaction. Neither TPCO, its Subsidiaries nor any of their respective assets or properties is subject to any outstanding judgment, order, writ, injunction or decree material to TPCO and its Subsidiaries on a consolidated basis or which could prevent or materially delay the consummation of the transactions contemplated by this Agreement or the Transaction.

(19)	Taxes.

(a)

TPCO and each of its Subsidiaries has duly and timely filed all material income and other Tax Returns required to be filed prior to the date hereof with the appropriate Governmental Entities. TPCO and each of its Subsidiaries has reported all income and all other amounts and information required by applicable Law to be reported on such Tax Returns, and all such Tax Returns are true and correct in all material respects.

(b)

TPCO and each of its Subsidiaries has duly and timely paid all material Taxes, including all instalments on account of Taxes for the current year that are due and payable by it whether or not assessed by the appropriate Governmental Entity. No deficiency with respect to the payment of any Taxes or Tax instalments has been asserted in writing against TPCO or its Subsidiaries by any Tax authority.

(c)

TPCO and its Subsidiaries have provided adequate accruals in accordance with applicable accounting standards in its books and records and in the most recently published consolidated financial statements of TPCO for any Taxes of TPCO and each of its Subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due on any Tax Returns. Since such publication date, no liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the Ordinary Course.

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(d)	TPCO and each of its Subsidiaries has duly and timely collected all material Taxes required to be collected and has duly and timely paid and remitted the same to the appropriate Governmental Entity.

(e)

There are no proceedings, investigations, audits or claims now pending against TPCO or its Subsidiaries in respect of any Taxes and no Governmental Entity has asserted in writing, or to the knowledge of TPCO, has threatened to assert against TPCO or any of its Subsidiaries any deficiency or claim for Taxes or interest thereon or penalties in connection therewith. There are no matters under discussion, audit or appeal with any taxing authority relating to Taxes.

(f)

No written claim to TPCO or any of its Subsidiaries has been made by any Governmental Entity in a jurisdiction where TPCO and any of its Subsidiaries does not file Tax Returns that TPCO or any of its Subsidiaries is or may be subject to Tax by or in that jurisdiction.

(g)

Neither TPCO nor any of its Subsidiaries has been a party to any transaction or other arrangement to which subsection 247(2) or (3) of the Tax Act may reasonably be expected to apply, and TPCO and each of its Subsidiaries is in compliance in all material respects with all other applicable transfer pricing laws and regulations.

(h)

There are no outstanding agreements, arrangements, waivers or objections extending the statutory period or providing for an extension of time with respect to the assessment, reassessment or collection of Taxes or the filing of any Tax Return, election, designation or similar filing relating to Taxes by, or any payment or remittance of Taxes or amounts on account of Taxes by, TPCO or any of its Subsidiaries, other than requests for automatic, six-month extensions. Neither TPCO nor any of its Subsidiaries is the beneficiary of time within which to file any Tax Return that is currently in effect, other than routine extensions obtained in the Ordinary Course.

(I)	There are no Liens for Taxes upon any property or assets of TPCO and its Subsidiaries (whether owned or leased), except Liens for current Taxes not yet due.

(j)

Neither TPCO nor any of its Subsidiaries is a party to any agreement, understanding or arrangement relating to allocating or sharing of Taxes and neither TPCO nor any of its Subsidiaries has any liability for Taxes of any other Person (other than TPCO and its Subsidiaries) (i) under section 1.1502-6 of the U.S. Treasury Regulations (or any similar provision of state, local or non-U.S. law), (ii) as a transferee or successor, or (iii) by contract (other than contracts entered into in the Ordinary Course the principal subject matter of which is not Taxes) or indemnity or otherwise.

(k)

TPCO and each of its Subsidiaries has duly and timely withheld from any amount paid or credited by it to or for the account or benefit of any Person, including any TPCO Employees and any non-resident Person, the amount of all material Taxes and other deductions required by any Laws to be withheld from any such amount and has duly and timely remitted the same to the appropriate Governmental Entity.

(l)

TPCO is not and has never been a "controlled foreign corporation" within the meaning of Section 957 of the U.S. Tax Code or "passive foreign investment company" within the meaning of Section 1297 of the U.S. Tax Code.

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(m)	TPCO is currently classified as a U.S. domestic corporation for U.S. federal income tax purposes pursuant to Section 7874(b) of the U.S. Tax Code.

(n)	There are no circumstances existing which could result in the application of section 17 or sections 78 to 80.04 of the Tax Act, or any equivalent provincial Law, to TPCO or any of its Subsidiaries.

(o)

Neither TPCO nor any of its Subsidiaries has requested, received or entered into any advance Tax rulings, advance pricing agreements or similar rulings or agreements or rulings with any Governmental Entity.

(p)

Neither TPCO nor any of its Subsidiaries has participated in any "reportable transaction" within the meaning of section 6707A(c) of the U.S. Tax Code or section 1.6011-4(b) of the U.S. Treasury Regulations.

(q)

Neither TPCO nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Merger Effective Date as a result of any (i) change in method of accounting (or improper use of an accounting method) for a taxable period ending on or prior to the Merger Effective Date; (ii) "closing agreement" as described in section 7121 of the U.S. Tax Code (or any corresponding provision of state, local or non-U.S. Tax law) entered into on or prior to the Merger Effective Date, (iii) instalment sale or open transaction disposition made on or prior to the Merger Effective Date or (iv) prepaid amount received on or prior to the Merger Effective Date.

(r)

Neither TPCO nor any of its Subsidiaries has (i) elected to defer the payment of any "applicable employment taxes" (as defined in section 2302(d)(1) of the United States Coronavirus Aid, Relief and Economic Security Act (the "CARES Act")) pursuant to the CARES Act or (ii) claimed any "employee retention credit" pursuant to section 2301 of the CARES Act.

(s)	The representations contained in Section 2.19 (other than Section 2.19(3)) with respect to TPCO are incorporated herein and made a part hereof.

(t)

Neither TPCO nor any of its Subsidiaries is or has been a "United States real property holding corporation" (as defined in Section 897(c)(2) of the U.S. Tax Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the U.S. Tax Code.

(u)

TPCO and each of its Subsidiaries meet all eligibility requirements for, and are entitled to, all amounts applied for or received under or in connection with any support, plan, program or accommodation adopted or implemented by any Governmental Entity in response to the COVID-19 coronavirus pandemic, including any supports or programs adopted pursuant to Canada's COVID-19 Economic Response Plan or related measures, and any applications, declarations or other filings made with any Governmental Entity in connection therewith are complete and accurate in all material respects.

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(20)	Data Privacy and Security.

(a)

TPCO and each of its Subsidiaries complies, and has complied in all material respects, with all Privacy and Information Security Requirements. Neither TPCO nor any of its Subsidiaries have been notified in writing of, or is the subject of, any complaint, regulatory investigation or proceeding related to Processing of Personal Data by any Governmental Entity or payment card association, regarding any violations of any Privacy and Information Security Requirement by or with respect to TPCO or any of its Subsidiaries.

(b)

TPCO and each of its Subsidiaries employs commercially reasonable organizational, administrative, physical and technical safeguards that comply with all Privacy and Information Security Requirements to protect Personal Data within its custody or control and requires the same of all vendors under contract with TPCO that Process Personal Data on its behalf. TPCO and each of its Subsidiaries have provided all requisite notices and obtained all required consents or otherwise identified legal basis for Personal Data, and satisfied all other requirements (including but not limited to notification to Governmental Entities), necessary for the Processing (including international and onward transfer) of all Personal Data in connection with the conduct of the TPCO Business as currently conducted and in connection with the consummation of the transactions contemplated hereunder, except in each case, as would not be reasonably expected to have a Material Adverse Effect with respect to TPCO.

(c)

Neither TPCO nor any of its Subsidiaries, to TPCO's knowledge, has suffered a security breach with respect to any of the Personal Data and, to TPCO's knowledge, there has been no unauthorized or illegal use of or access to any Personal Data. Neither TPCO nor any of its Subsidiaries has notified, or been required to notify, any Person of any information security breach involving Personal Data. To TPCO's knowledge, TPCO Systems have had no material errors or defects, and/or if TPCO Systems have had any material errors or defects, such have been fully remedied and contain no code designed to disrupt, disable, harm, distort, or otherwise impede in any manner the legitimate operation of such TPCO Systems (including what are sometimes referred to as "viruses," "worms," "time bombs," or "back doors" or any other form of malware) that have not been removed or fully remedied. To TPCO's knowledge, neither it nor any of its Subsidiaries, have experienced any material disruption to, or material interruption in, the conduct of its business that effected the business for more than one calendar week, and attributable to a defect, bug, breakdown, ransomware event, unauthorized access, introduction of a virus or other malicious programming, or other failure or deficiency on the part of any computer Software or the TPCO Systems.

(21)	Title to Assets.

(a)

TPCO and/or its Subsidiaries (as applicable), pursuant to certain real property leases ("Leases") and subject to the Permitted Liens, have a good, valid and enforceable leasehold interest in the leased real property set out in Section (21)(a) of the TPCO Disclosure Letter (the "TPCO Leased Property"), and the TPCO Disclosure Letter describes the parties to each Lease, the date of each Lease and any amendments thereto, and the applicable Permitted Liens affecting each Lease. There are no agreements or amendments, oral or written, to which TPCO and/or its Subsidiaries are bound pertaining to any Lease, other than as set forth in the Leases and related Lease documents provided for Gold Flora's review. Other than Permitted Liens, to TPCO's knowledge, there are no other possessory or occupancy rights of TPCO or its Subsidiaries other than the Leases, and no third parties have any possessory or occupancy rights with respect to the TPCO Leased Property.

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(b)

TPCO and its Subsidiaries have good and valid title to, or a valid and enforceable leasehold interest in, as applicable, all material personal property owned or leased by it, free and clear of any encumbrances, except for Permitted Liens.

(22)	Real Property.

(a)

Neither TPCO nor any of its Subsidiaries owns any real property. The TPCO Leased Property constitutes all of the interests in real property that are necessary for the conduct of each of the TPCO Business and/or the business of any of its Subsidiaries as currently conducted.

(b)	To the knowledge of TPCO:

(i)

neither TPCO and its Subsidiaries (as tenant under any Lease with respect to any TPCO Leased Property) nor the landlords under any Lease (with respect to any TPCO Leased Property) are in material breach of any applicable Laws, including any building, zoning or other statutes or any official plan, or any covenants, restrictions, rights or easements affecting such TPCO Leased Property, except to the extent that any such breach would not be reasonably expected to have a Material Adverse Effect with respect to TPCO;

(ii)

neither TPCO and/or its Subsidiaries (as tenant under any Lease with respect to any TPCO Leased Property) nor any landlord under the Leases (with respect to any TPCO Leased Property) has received any written notice of (a) violation of any applicable Law from any Governmental Entity relating to any of the TPCO Leased Property or (b) any action to alter the zoning or zoning classification of any of the TPCO Leased Property, which has not been cured or resolved beyond any applicable appeal or protest period;

(iii)

other than the terms and conditions of the Regulatory Licenses and any building permits for active construction at any of the TPCO Leased Property, the TPCO Leased Property are zoned to permit the uses for which they are presently used without variances or conditional use permits. No applicable Law prohibits the use or operation of any of the TPCO Leased Property as currently used or operated, except to the extent that the same would not be reasonably expected to have a Material Adverse Effect with respect to TPCO;

(iv)

except as set forth in Section (22)(b)(iv) of the TPCO Disclosure Letter, all buildings, structures, additions and/or improvements situated on any of the TPCO Leased Property are located wholly within the boundaries of such TPCO Leased Property, are free of any material defect and comply with all Laws, covenants, restrictions, rights, easements, Liens and charges affecting the same and their use, in each case except as would not be reasonably expected to have a Material Adverse Effect with respect to TPCO; and

(v)	there are no material outstanding non-compliance orders, deficiency notices or other such notices relative to any of the TPCO Leased Properties.

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(c)

The TPCO Leased Properties are serviced by utilities (or well water with adequate septic systems, if any) having adequate capacities for the normal operations of TPCO's and/or its Subsidiaries' facilities that are currently growing marijuana in accordance with the Regulatory Licenses and the TPCO Business. The TPCO Leased Properties have enforceable rights of access to and from public streets or highways satisfactory, sufficient and adequate for the normal operations of the TPCO Business and, to the knowledge of TPCO, there is no fact or circumstance which exists which could result in the termination or restriction of such access.

(d)

To the knowledge of TPCO, no amounts are due and owing by TPCO or its Subsidiaries in respect of any of the TPCO Leased Properties to public utility, other than current accounts which are not in arrears. All amounts that are due for labour or materials supplied to or on behalf of TPCO and its Subsidiaries relating to the construction, alteration or repair of or on any of the TPCO Leased Properties have been paid in full or are not yet delinquent, and, to the knowledge of TPCO, no one has filed any construction, builders', mechanics' or similar Liens relating to the supply of work or materials to or on any of the TPCO Leased Properties with respect to amounts that are in arrears.

(e)

No material part of any of the TPCO Leased Properties has been taken, condemned or expropriated by any Governmental Entity nor has any written notice or proceeding in respect thereof been given to TPCO or its Subsidiaries or, to the knowledge of TPCO, commenced nor, to the knowledge of TPCO, does any Person have any intent or proposal to give such notice or commence any such proceedings.

(f)	To the knowledge of TPCO:

(i)	the Leases are currently in good standing;

(ii)	TPCO and its Subsidiaries as tenant and the landlord have, as of the date hereof, complied in all material respects with their respective obligations under the Leases; and

(iii)

there exists no material claim of any kind for the breach of any Lease or right of set-off against TPCO and its Subsidiaries as tenant by the landlord or against the landlord by TPCO or any of its Subsidiaries as tenant as of the date hereof.

(g)

TPCO and its Subsidiaries as tenant are in actual possession of all of the TPCO Leased Property. TPCO and its Subsidiaries are not in arrears of rent required to be paid pursuant to the applicable Lease with respect to the TPCO Leased Property.

(h)

TPCO and its Subsidiaries as tenant have no right to extend, right of termination, option to purchase, or right of first refusal with respect to the TPCO Leased Property, except as set forth in the Leases.

(i)

Other than Permitted Liens or as identified in Section (22)(i) of the TPCO Disclosure Letter, and to the knowledge of TPCO, there exists no written mortgage, Lien, restriction, easement, encroachment, right-of-way, building use restriction, variance, reservation, pledge, security interests, conditional sales agreement, right of first refusal, right of first offer, option, charge of any nature, or encumbrance, or other agreement affecting the TPCO Leased Properties, or any agreement to cause, permit or suffer any of the foregoing in the future affecting the TPCO Leased Properties.

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(23)	TPCO Material Contracts. With respect to the TPCO Material Contracts:

(a)

Section (23)(a) of the TPCO Disclosure Letter includes a complete and accurate list of all TPCO Material Contracts to which TPCO or any of its Subsidiaries is a party and that are currently in force. TPCO has made available to Gold Flora for inspection true and complete copies of all such TPCO Material Contracts in the TPCO Data Room and/or the TPCO Filings, except for: [***]

(b)

Except as would not be reasonably expected to result in, individually or in the aggregate, a Material Adverse Effect with respect to TPCO, all of the TPCO Material Contracts are in full force and effect, and TPCO or one of its Subsidiaries is entitled to all rights and benefits thereunder in accordance with the terms thereof. TPCO or its applicable Subsidiaries has not waived any rights under a TPCO Material Contract and no material default or breach exists in respect thereof on the part of TPCO or its applicable Subsidiaries, or, to the knowledge of TPCO, on the part of any other party thereto, and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a default or breach or trigger a right of termination of any of such TPCO Material Contracts.

(c)

All of the TPCO Material Contracts are valid and binding obligations of TPCO or one of its Subsidiaries, as the case may be, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

(d)

As at the date hereof, neither TPCO nor any of its Subsidiaries has received written notice that any party to a TPCO Material Contract intends to cancel, terminate or otherwise modify or not renew such TPCO Material Contract, and, to the knowledge of TPCO, no such action has been threatened.

(e)	All of the TPCO Material Contracts entered into comply with the Applicable California Laws in all material respects in force as of the date of this Agreement.

(f)	TPCO has made available to Gold Flora for inspection true and complete copies of all correspondence, documents and information related to paragraph (e) in the TPCO Data Room.

(24)	Authorizations.

(a)	Section (24)(a) of the TPCO Disclosure Letter sets forth all material Authorizations necessary for the conduct of the TPCO Business.

(b)

TPCO and its Subsidiaries have obtained and are in material compliance with all Regulatory Licenses, and have obtained and are in compliance in all material respects with all Authorizations required by applicable Laws that are required to conduct the TPCO Business as now being conducted.

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(c)	All Regulatory Licenses and material Authorizations of TPCO and its Subsidiaries are in full force and effect, and, to the knowledge of TPCO, no suspension or cancellation thereof has been threatened.

(d)

No Regulatory License or material Authorization of TPCO or any of its Subsidiaries will in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement or any of the other agreements contemplated hereunder or executed herewith.

(e)

To the knowledge of TPCO, there are no facts, events or circumstances that would reasonably be expected to result in a failure to obtain or failure to be in compliance with such Authorizations as are necessary to conduct the TPCO Business as it is currently being conducted.

(f)

For greater certainty, but not in any way limiting what other items may be "material", the loss of any Regulatory License required to conduct the TPCO Business as of the date of this Agreement will be considered material for the purposes of the representations in this Section (24).

(25)	Environmental Matters. Except as disclosed in Section (25) of the TPCO Disclosure Letter:

(a)

TPCO and each of its Subsidiaries are, and for the prior five (5) years have been, in compliance with all Environmental Laws, including application for, possession of, maintaining and complying with all Authorizations required pursuant to applicable Environmental Laws. To the knowledge of TPCO, there are no facts, circumstances or conditions that would reasonably be expected to provide grounds for termination, revocation, failure to renew or adverse modification of any such Authorizations or any alleged violation of Environmental Laws.

(b)

Neither TPCO nor any of its Subsidiaries have received any order, request or written notice from any Person either alleging a violation of any Environmental Law or requiring that TPCO or any of its Subsidiaries carry out any work, incur any costs or assume any liabilities, related to a violation of or liability under Environmental Laws or to enter into any agreements with any Governmental Entity or other Person with respect to or pursuant to Environmental Laws. To the knowledge of TPCO, there are no facts, circumstances or conditions that would reasonably be expected to provide grounds for any such order, request or written notice.

(c)

To the knowledge of TPCO, there are no Hazardous Substances in violation of any Environmental Law or in amounts, concentrations or conditions that could reasonably be expected to result in liability under or related to any Environmental Law on, at, in, under or from any of the TPCO Leased Property (including the workplace environment) or to the knowledge of TPCO, any other real property formerly owned, leased or operated by TPCO or any of its Subsidiaries.

(d)	There are no pending claims or, to the knowledge of TPCO, threatened claims, against TPCO or any of its Subsidiaries arising out of any Environmental Laws.

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(e)

No TPCO Leased Property or any other real property formerly owned, operated or leased by TPCO or any of its Subsidiaries is listed on, or, to the knowledge of TPCO, has been proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, or any similar state list of properties that require investigation, remediation or monitoring due to the presence or suspected presence of Hazardous Substances.

(f)

TPCO has made available to Gold Flora copies of the assessments, reports, correspondence with Governmental Entities, and all other material environmental documents in TPCO's possession relating to compliance with or liabilities under applicable Environmental Laws and the environmental condition on, at, in, under or from any of the TPCO Leased Property (including the workplace environment) currently or formerly owned, leased or operated by TPCO or any of its Subsidiaries.

(26)	Compliance with Laws.

(a)

With the exception of the Federal Cannabis Laws, except as disclosed in Section (26) of the TPCO Disclosure Letter, TPCO and each of its Subsidiaries have complied with and are not in violation of any applicable Laws, except as would not reasonably be expected to result in a Material Adverse Effect to TPCO or which would not prevent or materially delay the consummation of the transactions contemplated by this Agreement or the Transaction.

(b)

Neither TPCO nor any of its Subsidiaries has received any written notices or other written correspondence from any Governmental Entity (1) regarding any material violation (or any investigation, inspection, audit, or other proceeding by any Governmental Entity involving allegations of any violation) of any Law (other than Environmental Laws, which are addressed in Subsection (25)) or (2) of any circumstances that may have existed or currently exist which could lead to a loss, suspension or modification of, or a refusal to issue, any material Regulatory License or other material Authorization. To the knowledge of TPCO, no investigation, inspection, audit or other proceeding by any Governmental Entity involving allegations of any material violation of any Law (other than Environmental Laws, which are addressed in Subsection (25)) by TPCO or any of its Subsidiaries is threatened or contemplated.

(c)

Neither TPCO, its Subsidiaries nor, to the knowledge of TPCO, any of their respective directors, executives, representatives, agents or TPCO Employees (i) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity that would be illegal, (ii) has used or is using any corporate funds for any direct or indirect illegal payments to any foreign or domestic governmental officials or employees, (iii) has violated or is violating any provision of the United States Foreign Corrupt Practices Act of 1977, the Corruption of Foreign Public Officials Act (Canada) or any similar Laws of other jurisdictions, (iv) has established or maintained, or is maintaining, any illegal fund of corporate monies or other properties or (v) has made any bribe, illegal rebate, illegal payoff, influence payment, kickback or other illegal payment of any nature.

(d)

With the exception of the Federal Cannabis Laws, the operations of TPCO and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the anti-money laundering and anti-terrorism statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity, including the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any Governmental Entity involving TPCO or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of TPCO, threatened.

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(27)

OFAC. Neither TPCO nor any of its Subsidiaries nor, to the knowledge of TPCO, any director, officer, agent, TPCO Employee, affiliate or other Person acting on behalf of TPCO or any of its Subsidiaries, is currently the subject or target of any United States sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and TPCO has not lent, contributed or otherwise made available, directly or indirectly, any funds to any Subsidiary or other Person or entity, for the purpose of financing the activities of any Person which, to the knowledge of TPCO, is currently subject to any United States sanctions administered by OFAC.

(28)	Employment & Labour Matters. Except as disclosed in Section (28) of the TPCO Disclosure Letter:

(a)	Neither TPCO nor any of its Subsidiaries are:

(I)

party to any Contract providing for termination notice, payment in lieu of termination notice, change of control payments or severance payments to, or any employment or consulting agreement with, any current or former director, officer, consultant, independent contractor of TPCO or its Subsidiaries or TPCO Employee other than such arising from any applicable Law. True and complete copies of any employment agreements, contracts of engagement or services agreements for the TPCO Key Employees, consultants or independent contractors that provide material services to TPCO or any of its Subsidiaries at an annual cost to TPCO in excess of $200,000 have been posted to the TPCO Data Room; and

(ii)

party to or otherwise bound by any collective agreement or relationship with any labour union or trade association or other employee organization or subject to any application for certification nor, to the knowledge of TPCO, subject to any attempted or threatened union-organizing campaigns for employees not covered under a collective agreement nor are there any current or, to the knowledge of TPCO, pending or threatened strikes or lockouts at TPCO or its Subsidiaries, nor pending or threatened allegations of unfair labour practices.

(b)

Except as disclosed in Section 28(b) of the TPCO Disclosure Letter, the execution, delivery and performance of this Agreement and the consummation of the Transaction will not result in the automatic acceleration of the time of payment or vesting of entitlements otherwise available under any Employee Plan of TPCO or any of its Subsidiaries or in any exit bonus or change in control payment or any payments for share appreciation or similar rights, any severance or bonus plan or payment, or any similar payment to its or their current or former TPCO Employees, consultants or independent contractors.

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(c)

TPCO and each of its Subsidiaries has been for the immediate past four (4) years and is now in compliance, in all material respects, with all terms and conditions of employment, with respect to employment and labour Laws, including, without limitation, any Laws relating to employment and labour standards, wages, hours of work, overtime, vacation, holidays, business expenses, equal opportunity, employee privacy, background checks, immigration, equal pay, pay equity, payroll record laws, human rights, civil rights, unfair labour practices, employment discrimination, harassment, hostile work environment, sexual harassment, retaliation, whistleblower, accommodations, accessibility, occupational health and safety and workers compensation, or any other employment related matter arising under the applicable Laws, and there are no current, or, to the knowledge of TPCO, pending or threatened proceedings (including actions, claims, suits, complaints, grievances, arbitration, regulatory investigations, appeals, orders, and applications) before any court, tribunal, Governmental Entity or labour arbitrator in connection with the employment of any current or former TPCO Employees, consultants, independent contractors or applicants of TPCO or any of its Subsidiaries, including, without limitation, any pending or threatened proceedings relating to employment or labour standards, wages, hours of work, overtime, vacation, holidays, business expenses, equal opportunity, employee privacy, background checks, immigration, equal pay, pay equity, human rights, unfair labour practices, employment discrimination, harassment, sexual harassment, retaliation, equal pay, occupational health and safety and workers compensation, or any other employment related matter arising under applicable Laws, or involving any Employee Plans of TPCO and its Subsidiaries (other than routine claims for benefits).

(d)

TPCO and its Subsidiaries have been for the immediate past four (4) years, in compliance with all applicable Laws concerning the payment and withholding of employment benefits, pension, employment insurance, social security and other payroll Taxes and deductions, and (i) are not liable for any arrears of wages, compensation, Taxes, remittances, penalties or other sums and (ii) have for the last year paid in full to all current and former TPCO Employees, consultants or independent contractors providing services to TPCO or its Subsidiaries all wages, salaries, commissions, bonuses, and other compensation that has become due and payable to such TPCO Employees. To TPCO's knowledge, neither TPCO nor any of its Subsidiaries is liable for any payment to any trust or other fund or to any Governmental Entity with respect to workers compensation, unemployment compensation benefits or social security benefits for current or former TPCO Employees, consultants or independent contractors.

(e)

To the knowledge of TPCO, no executive, supervisor or manager of TPCO or its Subsidiaries (A) has any present intention to terminate their employment, or (B) is a party to any confidentiality, non-competition, non-solicitation, proprietary rights or other such agreement with any other Person besides TPCO or its Subsidiaries which would materially impede the business, be material to the performance of such employee's employment duties, or the ability of TPCO and any of its Subsidiaries, or Gold Flora and any of its Subsidiaries to conduct the business.

(f)

There are no outstanding assessments, penalties, fines, Liens, charges, surcharges or other amounts due or owing pursuant to any California state or provincial workers' compensation statute or regulation, and neither TPCO nor any of its Subsidiaries has been reassessed under such statute or regulation during the immediate past three (3) years and, to the knowledge of TPCO, no audit of TPCO or any its Subsidiaries is currently being performed pursuant to any California state or provincial workers' compensation statute or regulation, and, to the knowledge of TPCO, there are no claims or potential claims which may adversely affect TPCO's or any of its Subsidiaries' accident cost experience in respect of the business.

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(g)

Section (28)(g) of the TPCO Disclosure Letter contains a correct and complete list of each TPCO Employee with an annual base salary in excess of $100,000, whether actively at work or not, and each consultant or independent contractor performing services for TPCO or any of its Subsidiaries with an annual compensation in excess of $100,000, indicating their current salaries, wage rates, current and three (3) years' historical commissions and consulting fees, current and three (3) years' historical bonus, commission and/or incentive compensation arrangements, benefits, positions, age, annual vacation entitlement, current accrued unused vacation, current accrued unused sick leave, status as full-time or part-time employees, consultants or independent contractors, location of employment, whether on an approved leave of absence and the estimated return date, cumulative length of service with TPCO and its Subsidiaries, as applicable, whether they are subject to a written employment contract and whether they are authorized to work in the United States pursuant to a visa and if so what type of visa.

(h)

(a) All TPCO Employees classified as exempt by TPCO or its Subsidiaries under the Fair Labor Standards Act, Ontario Employment Standards Act 2000 and applicable state or provincial wage and hour laws are properly classified in all material respects.

(i)

Each independent contractor/consultant who is disclosed in Section (28)(i) of TPCO Disclosure Letter has been properly classified by TPCO and its Subsidiaries as an independent contractor under applicable federal and state or applicable provincial wage and hour laws and neither TPCO nor any of its Subsidiaries has received any notice from any Governmental Entity or other person disputing such classification.

(j)

Section (28)(j) of the TPCO Disclosure Letter lists all Employee Plans of TPCO and its Subsidiaries. TPCO has made available to Gold Flora true, correct and complete copies of all such Employee Plans as amended.

(k)	No Employee Plan of TPCO or any of its Subsidiaries contains or has ever contained a "defined benefit provision" as such term is defined in subsection 147.1 of the Tax Act.

(l)

Neither TPCO, any of its Subsidiaries, nor any of its ERISA Affiliates sponsors, maintains, contributes to, or has, at any time during the preceding six (6) years, been obligated to contribute to, or has any current or contingent liability or obligation with respect to or under: (i) any "multiemployer plan," as such term is defined in Section 3(37) of ERISA; or (ii) any "defined benefit plan" as such term is defined in Section 3(35) of ERISA or a plan that is or was subject to Title IV of ERISA or Section 412 or 430 of the U.S. Tax Code. No Employee Plan of TPCO or any of its Subsidiaries is a "multiple employer plan" within the meaning of Section 413(c) of the U.S. Tax Code or Section 210 of ERISA, or a "multiple employer welfare arrangement" as defined in Section 3(40) of ERISA.

(m)

All Employee Plans of TPCO and its Subsidiaries are and have been established, registered, funded and administered in all material respects: (x) in accordance with applicable Laws and (y) in accordance with their terms. To the knowledge of TPCO, no fact or circumstance exists which could adversely affect the qualified status of any such Employee Plan that is intended to be qualified.

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(n)

No Employee Plan of TPCO or any of its Subsidiaries provides, and neither TPCO nor any of its Subsidiaries has any obligation to provide or make available, any post-termination, post-ownership or post-employment health, life insurance or other welfare benefits, except as required by applicable Law for which the covered Person pays the full cost of coverage. Neither TPCO nor any of its Subsidiaries has incurred (whether or not assessed), or is reasonably expected to incur or to be subject to, any Tax or other penalty under or with respect to the reporting requirements under Sections 6055 and 6056 of the U.S. Tax Code, as applicable, or Section 4980B, 4980D or 4980H of the U.S. Tax Code.

(o)

Except as set forth in Section (28)(o) of the TPCO Disclosure Letter, neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement could (either alone or upon the occurrence of any additional or subsequent events) result in any payment or benefit that could be non-deductible to the payor (in whole or in part) under Section 280G of the U.S. Tax Code or constitute an excess parachute payment under Section 280G of the U.S. Tax Code and/or result in an excise tax pursuant to Section 4999 of the U.S. Tax Code.

(p)

Each Employee Plan of TPCO or any of its Subsidiaries that is a "nonqualified deferred compensation plan" subject to Section 409A of the U.S. Tax Code complies with and has been maintained in accordance with the requirements of Section 409A of the U.S. Tax Code and the Treasury Regulations promulgated thereunder in all material respects, and no amount under any such plan is or has been subject to the interest and additional tax set forth under Section 409A(a)(1)(B) of the U.S. Tax Code.

(q)	No Employee Plan of TPCO or any of its Subsidiaries provides for the gross-up or reimbursement of Taxes under Section 4999 or 409A of the U.S. Tax Code, or otherwise.

(r)

All contributions, premiums or Taxes required to be made or paid by TPCO or any of its Subsidiaries under the terms of each Employee Plan of TPCO and its Subsidiaries or by applicable Laws have been made in a timely fashion.

(s)

TPCO has complied with the WARN Act and similar state and local law, and it has no plans to undertake any action before the Merger Effective Date that would trigger any obligations under the WARN Act or similar state or local law. TPCO has not had any plant closings or mass layoffs as described or defined under the WARN Act or any similar state or local law since February 21, 2022.

(29)	Intellectual Property.

(a)	Except as set forth in Section (29)(a) of the TPCO Disclosure Letter:

(i)

the TPCO Intellectual Property Rights constitute all Intellectual Property rights that are material to the conduct of the TPCO Business, as currently conducted and as currently contemplated to be conducted;

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(ii)

TPCO and its Subsidiaries are the sole and exclusive legal and beneficial owners of all right, title and interest in and to TPCO Owned Intellectual Property Rights, free and clear of all Liens except Permitted Liens;

(iii)

TPCO and its Subsidiaries have the right to use TPCO Licensed Intellectual Property Rights pursuant to valid and written license agreements and are not in breach of such license agreements, and TPCO and its Subsidiaries had the power and authority to enter into each such license agreement;

(iv)

all TPCO Owned Intellectual Property Rights are valid and enforceable and there have been no claims made or, to the knowledge of TPCO, threatened, alleging the invalidity, misuse or unenforceability of any of TPCO Owned Intellectual Property Rights;

(v)

there are no inter partes proceedings or actions before any court or tribunal (including the United States Patent and Trademark Office or equivalent authority anywhere else in the world), whether settled, pending or threatened, related to any TPCO Owned Intellectual Property Rights, and, to the knowledge of TPCO, there are no inter partes proceedings or actions before any court or tribunal (including the United States Patent and Trademark Office or equivalent authority anywhere else in the world) related to any TPCO Licensed Intellectual Property Rights;

(vi)

the operation of the TPCO Business, as currently conducted and as currently contemplated to be conducted, including the manufacture, marketing, distribution, use and sale of the products and services of TPCO and its Subsidiaries, and the use and exploitation of TPCO Owned Intellectual Property Rights, to the knowledge of TPCO, do not infringe upon, misappropriate or otherwise violate the Intellectual Property rights of any third party;

(vii)	TPCO has disclosed all material facts regarding known third-party uses and disputes regarding TPCO Intellectual Property Rights; and

(viii)	to the knowledge of TPCO, no third party is infringing upon, misappropriating or otherwise violating TPCO Owned Intellectual Property Rights.

(b)

Section (29)(b) of the TPCO Disclosure Letter sets forth an accurate and complete list of all TPCO Owned Intellectual Property Rights: (i) that is the subject of any application or registration with any Governmental Entity, including any registered or applied for trademarks, trade names, service marks, domain names and patents; or (ii) that is unregistered but material to the TPCO Business.

(c)

Section (29)(c) of the TPCO Disclosure Letter sets forth an accurate and complete list of each assignment, license, covenant, consent to use agreements, settlements, releases, permissions or other Contract (including any right to receive any royalty or other consideration), whether written or oral, related to any TPCO Owned Intellectual Property Rights. TPCO and each Subsidiary had the power and authority to assign, transfer, license, distribute or otherwise grant any such right and each such assignment, license, covenant, consent to use agreements, settlements, releases, permissions or other Contract is legal, valid and binding on the parties thereto. To the knowledge of TPCO, neither TPCO or its Subsidiaries nor any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), or has provided or received any notice of breach or default of or any intention to terminate (including any non-renewal of), any such agreement. Other than as disclosed, there are no outstanding options, licenses, agreements, claims, Liens or shared ownership interests of any kind relating to the TPCO Owned Intellectual Property Rights.

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(d)

Section (29)(d) of the TPCO Disclosure Letter sets forth an accurate and complete list of (i) each item of TPCO Licensed Intellectual Property Rights and the license or agreement pursuant to which TPCO and its Subsidiaries obtained rights to such TPCO Licensed Intellectual Property Rights (excluding any commercially-available, off-the-shelf Software programs that are licensed by TPCO pursuant to "shrink wrap" licenses, the total fees associated with which are less than $250,000). TPCO and each Subsidiary had the power and authority to enter into each such license or agreement, and each such license or agreement is legal, valid and binding on the parties thereto. To the knowledge of TPCO, each such license or agreement is valid and binding on TPCO or its Subsidiaries in accordance with its terms and is in full force and effect, and, to the knowledge of TPCO, neither TPCO nor any other party thereto is, or is alleged to be, in breach of or default under, or has provided or received any notice of breach of, default under, or intention to terminate (including by non-renewal), any such agreement.

(e)

Neither the execution and delivery or effectiveness of this Agreement nor the performance of TPCO's obligations under this Agreement will cause the forfeiture or termination of, or give rise to a right of forfeiture or termination of any TPCO Intellectual Property Rights, or impair the right of the Continued Corporation to use, possess, sell or license any TPCO Intellectual Property Rights or portion thereof.

(f)

TPCO and its Subsidiaries have taken commercially reasonable steps to maintain their rights to TPCO Intellectual Property Rights and to protect and preserve the confidentiality of, and their exclusive right to use, all of their trade secrets and material confidential information and know-how, including having (i) caused each of its employees and all other Persons who have contributed to the creation or development of any material TPCO Intellectual Property Rights on behalf of TPCO or its Subsidiaries to execute valid and enforceable agreements irrevocably and unconditionally assigning such Intellectual Property rights to TPCO and its Subsidiaries, or ensuring that all such material Intellectual Property is owned solely by TPCO or its Subsidiaries by operation of law, and no current or former shareholder, member, officer, director, manager, employee, consultant or contractor of TPCO or its Subsidiaries has any right, title or interest in any TPCO Owned Intellectual Property Rights and (ii) disclosed such confidential information only to such of its employees, contractors and other Persons with a need to know the same in connection with their performance of services for TPCO or its Subsidiaries and pursuant to an executed written confidentiality agreement. To the knowledge of TPCO, no material trade secrets, information or know-how have been improperly used or accessed by, or disclosed (other than under obligations of confidentiality) to, any other Person.

(30)

Licenses. True and complete copies of the most recent renewal paperwork submitted to the Regulator (including all schedules and attachments) related to the material Regulatory Licenses have been made available to Gold Flora and its representatives.

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(31)

Related Party Transactions. With the exception of this Agreement and any contracts related to TPCO RSUs, TPCO PSUs, TPCO Stock Options and TPCO Warrants and employment agreements included in the TPCO Data Room (collectively, "Related Party Agreements") and as disclosed in Section (31) of the TPCO Disclosure Letter and/or the TPCO Filings, there are no Contracts or other transactions currently in place between TPCO or any of its Subsidiaries, on the one hand, and: (i) any current or former officer or director of TPCO or any of its Subsidiaries; and (ii) any affiliate or associate of any such officer or director.

(32)

Brokers. Other than as disclosed in Section (32) of the TPCO Disclosure Letter, no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of TPCO or any of its Subsidiaries.

(33)

Competition. Neither the aggregate value of the assets in Canada that are owned by TPCO or by entities controlled by TPCO nor the gross revenues from sales in or from Canada generated from such assets exceed C$93 million, in either case as determined in accordance with the Competition Act (Canada) and the regulations promulgated thereunder.

(34)

Insurance. As of the date hereof, TPCO and each of its Subsidiaries have such policies of insurance as are included in the TPCO Data Room. All insurance maintained by TPCO and its Subsidiaries is in full force and effect from reputable and financially responsible third-party insurers against loss or damage by insurable hazards or risks on a basis consistent with insurance obtained by reasonably prudent participants in comparable businesses.

(35)

Research and Development. All product research and development activities, including quality assurance, quality control, testing, and research and analysis activities, conducted by TPCO and any of its Subsidiaries in connection with its business is being conducted and is contemplated to continue to be conducted in all material respects in accordance with applicable regulations and requirements and best industry practices and in compliance with all industry, laboratory safety, management and training standards and any Good Laboratory Practice standards and regulations applicable to the TPCO Business, all such processes, procedures and practices, required in connection with such activities are in place as necessary and are being complied with, in all material respects.

(36)

No "Collateral Benefit". Except as disclosed in Section (36) of the TPCO Disclosure Letter, no Person shall receive a "collateral benefit" (within the meaning of MI 61-101) from TPCO or its affiliates as a consequence of the Transaction.

(37)

Banks; Powers of Attorney. Section (37) of the TPCO Disclosure Letter lists, as of the date of this Agreement, the names and locations of all banks in which TPCO and each of its Subsidiaries has accounts or safe deposit boxes, the name of TPCO or the applicable Subsidiary and the names of all Persons authorized to draw thereon or to have access thereto. No Person holds a power of attorney to act on behalf of TPCO or any of its Subsidiaries.

(38)

Products and Inventories. The Inventories of TPCO: (i) are of a quality in conformity in all material respects with the warranties given by TPCO or any of its Subsidiaries pursuant to supply Contracts or any other Contracts to which they are a party, (ii) are of a quality in conformity in all material respects with industry standards, (iii) are not subject to a voluntary recall by TPCO or any of its Subsidiaries, by the manufacturer or distributor of the Inventories or any Governmental Entity, and to TPCO's knowledge, there is no threat of any such recall, (iv) with respect to the portion of the Inventories consisting of edible cannabis products, are Saleable, (v) with respect to the portion of the Inventories consisting of raw materials and work-in-progress, is of a quality usable in the production of finished products, and (vi) since January 1, 2022, have been manufactured and produced in accordance, in all material respects, with, and meet all material requirements of, applicable Law (other than Federal Cannabis Laws), and meet the material specifications in all Contracts, with customers of TPCO or any of its Subsidiaries relating to the sale of such products, in each case, except to the extent written off or written down to fair market value or for which adequate reserves have been established. All such Inventories are owned by TPCO free and clear of all Liens other than Permitted Liens, and no such Inventories are held on a consignment basis from others. The level of Inventories is consistent with the level of inventories that has been maintained in the operation of the TPCO Business prior to the date hereof in accordance with the operation of the TPCO Business in the Ordinary Course. Without limiting the generality of this Section (38), all products previously or currently produced, distributed or sold by, and all services provided by, TPCO or any of its Subsidiaries have been produced, packaged, labeled, advertised, distributed and sold (or in the cases of services, provided) in accordance with and meet all material requirements of, applicable Law (other than Federal Cannabis Laws), in all material respects, and meet the material specifications in all Contracts with customers of TPCO or any of its Subsidiaries relating to the sale of such products in the Ordinary Course, (x) there have been no material claims against TPCO or any of its Subsidiaries pursuant to any product warranty or with respect to the production, distribution or sale of defective or inferior products or with respect to any warnings or instructions concerning such products, and (y) there have been no recalls regarding any of the products produced, distributed or sold by TPCO or any of its Subsidiaries, and, to TPCO's knowledge, there are no grounds for any such recall.

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SCHEDULE D

REPRESENTATIONS AND WARRANTIES OF GOLD FLORA

(1)	Fairness Opinion and Directors' Approvals. As of the date hereof:

(a)

the Gold Flora Financial Advisor has delivered an oral opinion to the Gold Flora Board, which opinion has not been modified, amended, qualified or withdrawn, to the effect that, as of the date hereof, and subject to the assumptions, qualifications and limitations set out therein, the Gold Flora Consideration to be received under the Merger is fair, from a financial point of view, to the Gold Flora Members and holders of Gold Flora Debentures; and

(b)

the Gold Flora Board has unanimously (i) determined that the Transaction is in the best interests of Gold Flora and is fair, from a financial point of view, to the Gold Flora Members, (ii) resolved to recommend to the Gold Flora Members that they vote in favour of the Gold Flora Merger Resolution and (iii) approved the Transaction pursuant to the Merger and the execution and performance of this Agreement.

(2)

Organization and Qualification. Gold Flora and each of its Subsidiaries is a company duly incorporated or continued or an entity duly created and validly existing under the applicable Laws of its jurisdiction of incorporation, continuance or creation and has all necessary corporate power and capacity to own its property and assets as now owned and to carry on its business as it is now being conducted. With the exception of the Federal Cannabis Laws, each Subsidiary has all necessary corporate power and capacity to own its respective property and assets as now owned and to carry on its respective business as it is now being conducted. With the exception of Federal Cannabis Laws, Gold Flora and each of its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities, makes such qualification necessary.

(3)

Authority Relative to this Agreement. Gold Flora has all necessary corporate power and capacity to enter into this Agreement and all other agreements and instruments to be executed by Gold Flora as contemplated by this Agreement, and to perform its obligations hereunder and under such agreements and instruments. The execution and delivery of this Agreement by Gold Flora and the performance by Gold Flora of its obligations under this Agreement have been duly authorized by the Gold Flora Board and, except for obtaining the Gold Flora Required Approvals, the Interim Order and the Final Order in the manner contemplated herein, no other corporate proceedings on its part are necessary to authorize this Agreement or the Transaction (including the Gold Flora Reorganization), other than the approval of the Gold Flora Board. This Agreement has been duly executed by a duly authorized officer of Gold Flora and delivered by Gold Flora, and constitutes a legal, valid and binding obligation of Gold Flora, enforceable against Gold Flora in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

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(4)

No Violation. Except for the Authorizations contemplated under Section 4.5, the Gold Flora Required Approval, the Interim Order and the Final Order, neither the authorization, execution and delivery of this Agreement by Gold Flora nor the completion of the transactions contemplated by this Agreement or the Transaction, nor the performance of its obligations hereunder or thereunder, nor compliance by Gold Flora with any of the provisions hereof or thereof will result in a violation or breach of, constitute a default (or an event which, with notice or lapse of time or both, would become a default), require any consent or approval to be obtained or notice to be given under, or give rise to any third party right of termination, cancellation, suspension, acceleration, penalty or payment obligation or right to purchase or sale under, any provision of:

(a)	its Constating Documents;

(b)	except as set forth in Section (4)(b) of the Gold Flora Disclosure Letter, an Authorization or Material Contract to which:

(i)	Gold Flora or any of its Subsidiaries is a party; or

(ii)	Gold Flora's or any of its Subsidiaries' properties or assets are bound; or

(c)	any Laws, regulation, order, judgment or decree applicable to Gold Flora or any of its Subsidiaries or any of their respective properties or assets;

except in the case of (c) above for such breaches, defaults, consents, terminations, cancellations, suspensions, accelerations, penalties, payment obligations or rights which would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on Gold Flora.

(5)

Governmental Approvals. The execution, delivery and performance by Gold Flora of this Agreement and the consummation by Gold Flora of the Transaction requires no consent, waiver or approval or any action by or in respect of, or filing with, or notification to, any Governmental Entity other than: (i) the Interim Order and any approvals required by the Interim Order; (ii) the Final Order; (iii) compliance with any applicable Securities Laws; (iv) receipt of the Key Authorizations; and (v) any actions, filings or notifications the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Gold Flora.

(6)	Capitalization.

(a)	The authorized capital structure of Gold Flora consists of Class A Units, Class B Units, Class C Units, Class D Units, Class E Units, Class F Units and Profits Interests.

(b)

As of the close of business on day before date of this Agreement, Gold Flora has nil Class A Units, 44,000,000 Class B Units, 13,571,863 Class C Units, nil Class D Units, nil Class E Units, nil Class F Units and 4,511,588 Profits Interests.

(c)

Except as disclosed in Section (6)(c) of the Gold Flora Disclosure Letter, there are no options, warrants, stock appreciation rights, restricted stock units, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by Gold Flora of any securities of Gold Flora (including Gold Flora Membership Units), or any securities or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of Gold Flora (including Gold Flora Membership Units) or its Subsidiaries.

(d)

All outstanding Gold Flora Membership Units have been duly authorized and validly issued, are fully paid and non-assessable, have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights. All securities of Gold Flora have been issued in compliance with all applicable Laws and Securities Laws.

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(e)

There are no securities of Gold Flora or of any of its Subsidiaries outstanding which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the holders of the outstanding Gold Flora Membership Units on any matter. Except as set forth in Section (6)(e) of the Gold Flora Disclosure Letter, there are no outstanding contractual or other obligations of Gold Flora or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of any of its Subsidiaries. There are no outstanding bonds, debentures or other evidences of indebtedness of Gold Flora or any of its Subsidiaries having the right to vote with the holders of the outstanding Gold Flora Membership Units on any matters.

(f)

Except as disclosed in Section (6)(f) of the Gold Flora Disclosure Letter, no earnout is currently payable to any person and there are no circumstances which exist as of the date hereof that would reasonably be expected to entitle any Person to any earnout payment thereunder. Without limiting the generality of the foregoing, no party to the [***] has commenced or threatened any proceedings or made any assertion or claim with respect to the [***] or such party's entitlement to an earnout payment thereunder.

(7)

Ownership of Subsidiaries. Section (7) of the Gold Flora Disclosure Letter includes complete and accurate lists of all Subsidiaries owned, directly or indirectly, by Gold Flora. All of the issued and outstanding shares and other ownership interests in the Subsidiaries of Gold Flora are duly authorized, validly issued, fully paid and, where the concept exists, non-assessable. All of the shares and other ownership interests of the Subsidiaries held directly or indirectly by Gold Flora are legally and beneficially owned free and clear of all Liens (other than Permitted Liens), and there are no outstanding options, profit interests, warrants, rights, entitlements, understandings or commitments (pre-emptive, contingent or otherwise) or outstanding or other obligations of Gold Flora or any of its Subsidiaries regarding the right to purchase or acquire, or securities convertible into or exchangeable for, any such shares or other ownership interests of any of the Subsidiaries of Gold Flora, except as disclosed in Section (7) of the Gold Flora Disclosure Letter. Except as disclosed in Section (7) of the Gold Flora Disclosure Letter, there are no Contracts, commitments, understandings or restrictions which require any Subsidiaries of Gold Flora to issue, sell or deliver any shares or other ownership interests, profit interests or any securities or obligations convertible into or exchangeable for, any shares or other ownership interests. Except as disclosed in Section (7) of the Gold Flora Disclosure Letter, Gold Flora, directly or indirectly through any of its Subsidiaries or otherwise, does not own any equity interest of any kind in any other Person.

(8)

Financial Statements. The consolidated annual audited financial statements of Gold Flora as at and for the fiscal years ended December 31, 2021 and December 31, 2020 (including the notes thereto), the consolidated interim unaudited financial statements of Gold Flora as at and for the nine-month periods ended September 30, 2022 and September 30, 2021 and annual audited financial statements of Captain Kirk Services Inc. as at and for the fiscal years ended December 31, 2021 and December 31, 2020 (including the notes thereto) provided in the Gold Flora Data Room (collectively, the "Gold Flora Current Financial Statements") were prepared in accordance with U.S. GAAP consistently applied (except (a) as otherwise indicated in such financial statements and the notes thereto or, in the case of audited statements, in the related report of Gold Flora's independent auditors, or (b) in the case of unaudited interim statements, are subject to normal period-end adjustments and may omit notes which are not required by applicable Laws in the unaudited statements) and present fairly, in all material respects, the consolidated financial position, financial performance and cash flows of Gold Flora for the dates and periods indicated therein (subject, in the case of any unaudited interim financial statements, to normal period-end adjustments). There has been no material change in Gold Flora's accounting policies, except as described in the Gold Flora Financial Statements, since September 30, 2022.

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(9)

Internal Controls over Financial Reporting. Gold Flora maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with applicable Securities Laws and U.S. GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. To the knowledge of Gold Flora, as of the date of this Agreement:

(a)

there are no material weaknesses in, the internal controls over financial reporting of Gold Flora that could reasonably be expected to adversely affect Gold Flora's ability to record, process, summarize and report financial information;

(b)

there is and has been no fraud, whether or not material, involving management or any other Gold Flora Employees who have a significant role in the internal control over financial reporting of Gold Flora. Since January 1, 2022, Gold Flora has received no complaints, allegations, assertions or claims, whether written or oral, from any source regarding accounting or auditing practices, procedures, methodologies or methods of Gold Flora or any of its Subsidiaries or their respective internal accounting controls or auditing matters; and

(c)

no independent auditor or accountant of a Subsidiary, or director, officer, member, employee, consultant or independent contractor of such Subsidiary, has identified or been made aware of fraud, whether or not material, involving management or any other employees who have a significant role in the internal control over financial reporting of such Subsidiary.

(10)

Books and Records; Disclosure. The financial books, records and accounts of Gold Flora and its Subsidiaries: (i) have been in all material respects maintained in accordance with applicable Laws and U.S. GAAP on a basis consistent with prior years; (ii) are stated in reasonable detail and accurately and fairly reflect the material transactions, acquisitions and dispositions of the assets of Gold Flora and its Subsidiaries; and (iii) accurately and fairly reflect the basis for the Gold Flora Financial Statements.

(11)

Independent Auditors. Gold Flora's current auditors are independent with respect to Gold Flora within the meaning of the rules of professional conduct applicable to auditors in the U.S. and there has never been a "reportable event" with the current or, to the best knowledge of Gold Flora, any predecessor auditors of Gold Flora, for the years ended December 31, 2021, and December 31, 2020.

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(12)

Minute Books. The corporate minute books of Gold Flora and its Subsidiaries contain minutes of all meetings and resolutions of the Gold Flora Board and committees of the Gold Flora Board, other than those portions of minutes of meetings reflecting discussions of the Transaction, and shareholders or members, as applicable, held according to applicable Laws and are complete and accurate in all material respects.

(13)

No Undisclosed Liabilities. Gold Flora and its Subsidiaries have no material outstanding indebtedness, liabilities or obligations, whether accrued, absolute, contingent or otherwise, and are not party to or bound by any suretyship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar commitment with respect to the obligations, liabilities or indebtedness of any Person, other than (i) those specifically identified in the Gold Flora Financial Statements, (ii) incurred in the Ordinary Course since the date of the most recent Gold Flora Financial Statements, or (iii) incurred in connection with this Agreement.

(14)	No Material Change. Except as disclosed in Section (14) of the Gold Flora Disclosure Letter, since September 30, 2022:

(a)	Gold Flora and each of its Subsidiaries has conducted Gold Flora Business only in the Ordinary Course, excluding matters relating to the proposed Transaction;

(b)

there has not occurred any event, occurrence or development or a state of circumstances or facts which has had or would, individually or in the aggregate, reasonably be expected to have any Material Adverse Effect on Gold Flora;

(c)	there has not been any acquisition or sale by Gold Flora or its Subsidiaries of any material property or assets;

(d)

there has not been any incurrence, assumption or guarantee by Gold Flora or its Subsidiaries of any material debt for borrowed money, any creation or assumption by Gold Flora or its Subsidiaries of any Lien or any making by Gold Flora or its Subsidiaries of any material loan, advance or capital contribution to or investment in any other Person, except as disclosed in the Gold Flora Financial Statements;

(e)	there has been no dividend or distribution of any kind declared, paid or made by Gold Flora on any Gold Flora Membership Units;

(f)	Gold Flora has not effected or passed any resolution to approve a split, consolidation or reclassification of any of the outstanding Gold Flora Membership Units;

(g)

there has not been any increase in or modification of the compensation payable to or to become payable by Gold Flora or its Subsidiaries to any of their respective directors, officers, employees, independent contractors or consultants or any grant to any such director, officer, employee, independent contractor or consultant of any increase in severance, change in control or termination pay or any increase or modification of any Employee Plans of Gold Flora made to, for or with any of such directors, officers, employees, independent contractors or consultants; and

(h)

Gold Flora has not, and its Subsidiaries have not, removed any auditor or removed or appointed any director or terminated or appointed any senior officer, other than as disclosed in the Gold Flora Data Room, the Gold Flora Disclosure Letter, or previously disclosed to TPCO.

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(15)

Litigation. Except as disclosed in Section (15) of the Gold Flora Disclosure Letter, there is no claim, action, suit, grievance, complaint, proceeding, arbitration, charge, audit, indictment or investigation that is pending or has been commenced or, to the knowledge of Gold Flora, is threatened affecting Gold Flora or its Subsidiaries or affecting any of their property or assets (whether owned or leased) at law or in equity, which, individually or in the aggregate, if determined adversely to Gold Flora or its Subsidiaries, has or could reasonably be expected to result in liability to Gold Flora or its Subsidiaries in excess of $500,000 or which could prevent or materially delay the consummation of the transactions contemplated by this Agreement or the Transaction. Neither Gold Flora, its Subsidiaries nor any their respective assets or properties is subject to any outstanding judgment, order, writ, injunction or decree material to Gold Flora and its Subsidiaries on a consolidated basis or which could prevent or materially delay the consummation of the transactions contemplated by this Agreement or the Transaction.

(16)	Taxes.

(a)

Gold Flora and each of its Subsidiaries has duly and timely filed all material income and other Tax Returns required to be filed prior to the date hereof with the appropriate Governmental Entities. Gold Flora and each of its Subsidiaries has reported all income and all other amounts and information required by applicable Law to be reported on such Tax Returns, and all such Tax Returns are true and correct in all material respects.

(b)

Gold Flora and each of its Subsidiaries has duly and timely paid all material Taxes, including all instalments on account of Taxes for the current year that are due and payable by it whether or not assessed by the appropriate Governmental Entity. No deficiency with respect to the payment of any Taxes or Tax instalments has been asserted in writing against Gold Flora or its Subsidiaries by any Tax authority.

(c)

Gold Flora and its Subsidiaries have provided adequate accruals in accordance with applicable accounting standards in its books and records and in the most recently published consolidated financial statements of Gold Flora for any Taxes of Gold Flora and each of its Subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due on any Tax Returns. Since such publication date, no liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the Ordinary Course.

(d)

Gold Flora and each of its Subsidiaries has duly and timely collected all material Taxes required to be collected and has duly and timely paid and remitted the same to the appropriate Governmental Entity.

(e)

There are no proceedings, investigations, audits or claims now pending against Gold Flora or its Subsidiaries in respect of any Taxes and no Governmental Entity has asserted in writing, or to the knowledge of Gold Flora, has threatened to assert against Gold Flora or any of its Subsidiaries any deficiency or claim for Taxes or interest thereon or penalties in connection therewith. There are no matters under discussion, audit or appeal with any taxing authority relating to Taxes.

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(f)

No written claim to Gold Flora or any of its Subsidiaries has been made by any Governmental Entity in a jurisdiction where Gold Flora or any of its Subsidiaries does not file Tax Returns that Gold Flora or any of its Subsidiaries is or may be subject to Tax by or in that jurisdiction.

(g)

There are no outstanding agreements, arrangements, waivers or objections extending the statutory period or providing for an extension of time with respect to the assessment, reassessment or collection of Taxes or the filing of any Tax Return, election, designation or similar filing relating to Taxes by, or any payment or remittance of Taxes or amounts on accounts of Taxes by, Gold Flora or any of its Subsidiaries, other than requests for automatic, six-month extensions. Neither Gold Flora nor any of its Subsidiaries is the beneficiary of time within which to file any Tax Return that is currently in effect, other than routine extensions obtained in the Ordinary Course.

(h)	There are no Liens for Taxes upon any property or assets of Gold Flora and its Subsidiaries (whether owned or leased), except Liens for current Taxes not yet due.

(i)

Neither Gold Flora nor any of its Subsidiaries is a party to any agreement, understanding, or arrangement relating to allocating or sharing of Taxes and neither Gold Flora nor any of its Subsidiaries has any liability for Taxes of any other Person (other than Gold Flora and its Subsidiaries) (i) under section 1.1502-6 of the U.S. Treasury Regulations (or any similar provision of state, local or non-U.S. law), (ii) as a transferee or successor, or (iii) by contract (other than contracts entered into in the Ordinary Course the principal subject matter of which is not Taxes) or indemnity or otherwise.

(j)

Gold Flora and each of its Subsidiaries has duly and timely withheld from any amount paid or credited by it to or for the account or benefit of any Person, including any Gold Flora Employees and any non-resident Person, the amount of all material Taxes and other deductions required by any Laws to be withheld from any such amount and has duly and timely remitted the same to the appropriate Governmental Entity.

(k)

Neither Gold Flora nor any of its Subsidiaries is or has ever been a "controlled foreign corporation" within the meaning of Section 957 of the U.S. Tax Code or "passive foreign investment company" within the meaning of Section 1297 of the U.S. Tax Code.

(l)

Neither Gold Flora nor any of its Subsidiaries has requested, received or entered into any advance Tax rulings, advance pricing agreements or similar rulings or agreements or rulings with any Governmental Entity.

(m)

Neither Gold Flora nor any of its Subsidiaries has participated in any "reportable transaction" within the meaning of section 6707A(c) of the U.S. Tax Code or section 1.6011-4(b) of the U.S. Treasury Regulations.

(n)

Neither Gold Flora nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Merger Effective Date as a result of any (i) change in method of accounting (or improper use of an accounting method) for a taxable period ending on or prior to the Merger Effective Date; (ii) "closing agreement" as described in section 7121 of the U.S. Tax Code (or any corresponding provision of state, local or non-U.S. Tax law) entered into on or prior to the Merger Effective Date, (iii) instalment sale or open transaction disposition made on or prior to the Merger Effective Date or (iv) prepaid amount received on or prior to the Merger Effective Date.

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(o)

Neither Gold Flora nor any of its Subsidiaries has (i) elected to defer the payment of any "applicable employment taxes" (as defined in section 2302(d)(1) of the CARES Act) pursuant to the CARES Act or (ii) claimed any "employee retention credit" pursuant to section 2301 of the CARES Act.

(p)	The representations contained in Section 2.19 (other than Section 2.19(3)) with respect to Gold Flora are incorporated herein and made a part hereof.

(q)

Neither Gold Flora nor any of its Subsidiaries is or has been a "United States real property holding corporation" (as defined in Section 897(c)(2) of the U.S. Tax Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the U.S. Tax Code.

(r)

Gold Flora is and has always been properly characterized and treated as a partnership for U.S. federal and relevant state income tax purposes. Section (16) of the Gold Flora Disclosure Letter lists each Subsidiary of Gold Flora and its U.S. federal income tax classification.

(17)	Data Privacy and Security.

(a)

Except as set forth in Section (17) of the Gold Flora Disclosure Letter, Gold Flora, each of its Subsidiaries, and any third party Processing Personal Data for or on behalf of Gold Flora or its Subsidiaries, complies and has complied in all material respects with all applicable Law imposing privacy and data security obligations. Neither Gold Flora nor any of its Subsidiaries have been notified in writing of, or is the subject of, any complaint, regulatory investigation or proceeding related to Processing of Personal Data by any Governmental Entity, Person, or payment card association, regarding any violations of any Privacy and Information Security Requirement by or with respect to Gold Flora or any of its Subsidiaries, and there are no facts or circumstances that would reasonably be expected to give rise to any of the foregoing. Gold Flora and each of its Subsidiaries do not transfer any information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular consumer or household to any third parties except to Gold Flora's and its Subsidiaries' vendors and service providers.

(b)

Gold Flora and each of its Subsidiaries employs commercially reasonable organizational, administrative, physical and technical safeguards that comply with all Privacy and Information Security Requirements to protect Personal Data within its custody or control and requires the same of all vendors under contract with Gold Flora that Process Personal Data on its behalf. Gold Flora and each of its Subsidiaries maintain privacy policies in accordance with all applicable Law and have provided all requisite notices and obtained all required consents or otherwise identified legal basis for Personal Data, and satisfied all other requirements (including but not limited to notification to Governmental Entities), necessary for the Processing (including international and onward transfer) of all Personal Data in connection with the Gold Flora Business as currently conducted and in connection with the consummation of the transactions contemplated hereunder.

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(c)

Neither Gold Flora nor any of its Subsidiaries, to Gold Flora's knowledge, has experienced a breach of security or other unauthorized access, disclosure, use, denial of use, alteration, corruption, destruction, compromise, or loss of Personal Data in Gold Flora's or its Subsidiaries' possession, custody, or control or that has caused or would reasonably be expected to cause a disruption to the conduct of the Gold Flora Business. Neither Gold Flora nor any of its Subsidiaries has notified, or been required under applicable Law to notify, any Person of any information security breach involving Personal Data. To Gold Flora's knowledge, Gold Flora Systems have had no material errors or defects, and/or if Gold Flora Systems have had any material errors or defects, such have been fully remedied and contain no code designed to disrupt, disable, harm, distort, or otherwise impede in any manner the legitimate operation of such Gold Flora Systems (including what are sometimes referred to as "viruses," "worms," "time bombs," or "back doors" or any other malware) that have not been removed or fully remedied. Neither Gold Flora nor any of its Subsidiaries have experienced any material disruption to, or material interruption in, the conduct of its business, and attributable to a defect, bug, breakdown, ransomware event, unauthorized access, introduction of a virus or other malicious programming, or other failure or deficiency on the part of any computer Software or the Gold Flora Systems.

(18)	Title to Assets.

(a)

Gold Flora and/or its Subsidiaries (as applicable) have good and marketable title to the owned real property set out in Section (18)(a) of the Gold Flora Disclosure Letter (the "Gold Flora Owned Property"), together with all buildings, improvements and fixtures thereon, all easements and other appurtenances and rights serving or benefiting the Gold Flora Owned Property, together with any rights, privileges or interests of Gold Flora and/or its Subsidiaries in any adjacent streets, rights-of-way or drainage areas serving the Gold Flora Owned Property, except for Permitted Liens.

(b)

Gold Flora and/or its Subsidiaries (as applicable), pursuant to certain Leases and subject to the Permitted Liens, have a good, valid and enforceable leasehold interest in the leased real property set out in Section (18)(b) of the Gold Flora Disclosure Letter (the "Gold Flora Leased Property" and together with the Gold Flora Owned Property, the "Gold Flora Properties"), which Gold Flora Disclosure Letter describes the parties to each Lease, the date of each Lease and any amendments thereto, and the applicable Permitted Liens affecting each Lease. There are no agreements or amendments, oral or written, to which Gold Flora and/or its Subsidiaries are bound pertaining to any Lease, other than as set forth in the Leases and related Lease documents provided for TPCO's review. Other than Permitted Liens, to Gold Flora's knowledge, there are no other possessory or occupancy rights of Gold Flora or its Subsidiaries other than the Leases, and no third parties have any possessory or occupancy rights with respect to Gold Flora Properties.

(c)

Gold Flora and its Subsidiaries have good and valid title to, or a valid and enforceable leasehold interest in, as applicable, all material personal property owned or leased by it, free and clear of any encumbrances, except for Permitted Liens.

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(19)	Real Property.

(a)

Section (18) of the Gold Flora Disclosure Letter lists, to the knowledge of Gold Flora, all Gold Flora Owned Property and sets forth the legal descriptions thereof. Except as disclosed in Section (19)(a) of the Gold Flora Disclosure Letter, to the knowledge of Gold Flora, there are no existing oral or written contracts, agreements, options, rights of first refusal, rights of first offer, Leases, licenses, or otherwise, to sell, transfer, lease, possess, occupy, use, or otherwise dispose of any Gold Flora Owned Property, or to purchase or acquire any Gold Flora Owned Property and, except as disclosed in Section (19)(a) of the Gold Flora Disclosure Letter, Gold Flora does not have knowledge of any circumstances which would result in any sale or disposal, whether by sale, lease or otherwise, of any of the Gold Flora Owned Property including power of sale, foreclosure, expropriation or judicial proceedings. Gold Flora Properties constitute all of the interests in real property that are necessary for the conduct of each of the Gold Flora Business and/or the business of any of its Subsidiaries as currently conducted.

(b)	To the knowledge of Gold Flora:

(i)

neither Gold Flora and its Subsidiaries (as owner of any Gold Flora Owned Property or tenant under any Lease with respect to any Gold Flora Leased Property) nor the landlords under any Lease (with respect to any Gold Flora Leased Property) are in material breach of any applicable Laws, including any building, zoning or other statutes or any official plan, or any covenants, restrictions, rights or easements affecting such Gold Flora Properties, except to the extent that any such breach would not be reasonably expected to have a Material Adverse Effect with respect to Gold Flora;

(ii)

neither Gold Flora and/or its Subsidiaries (as owned of any Gold Flora Owned Property or tenant under any Lease with respect to any Gold Flora Leased Property) nor any landlord under the Leases (with respect to any Gold Flora Leased Property) has received any written notice of (a) violation of any applicable Law from any Governmental Entity relating to any of the Gold Flora Properties or (b) any action to alter the zoning or zoning classification of any of the Gold Flora Properties, which has not been cured or resolved beyond any applicable appeal or protest period;

(iii)

other than the terms and conditions of the Regulatory Licenses and any building permits for active construction at any of the Gold Flora Properties, the Gold Flora Properties are zoned to permit the uses for which they are presently used without variances or conditional use permits. No applicable Law prohibits, the use or operation of any of the Gold Flora Properties as currently used or operated, except to the extent that the same would not be reasonably expected to have a Material Adverse Effect with respect to Gold Flora;

(iv)

except as set forth in Section (19)(b)(iv) of the Gold Flora Disclosure Letter all buildings, structures, additions and/or improvements situated on any of the Gold Flora Properties are located wholly within the boundaries of such Gold Flora Property, are free of any material defect and comply with all Laws, covenants, restrictions, rights, easements, Liens and charges affecting the same and their use, in each case except as would not be reasonably expected to have a Material Adverse Effect with respect to Gold Flora; and

(v)	there are no material outstanding non-compliance orders, deficiency notices or other such notices relative to any of the Gold Flora Properties.

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(c)

Gold Flora Properties are serviced by utilities (or well water with adequate septic systems, if any) having adequate capacities for the normal operations of Gold Flora's and/or its Subsidiaries' facilities that are currently growing marijuana in accordance with the Regulatory Licenses and the Gold Flora Business. Gold Flora Properties have enforceable rights of access to and from public streets or highways satisfactory, sufficient and adequate for the normal operations of the Gold Flora Business and, to the knowledge of Gold Flora, there is no fact or circumstance which exists which could result in the termination or restriction of such access.

(d)

To the knowledge of Gold Flora, no amounts are due and owing by Gold Flora or its Subsidiaries in respect of any of the Gold Flora Properties to public utility, other than current accounts which are not in arrears. All amounts that are due for labour or materials supplied to or on behalf of Gold Flora and its Subsidiaries relating to the construction, alteration or repair of or on any of the Gold Flora Properties have been paid in full or are not yet delinquent, and, to the knowledge of Gold Flora, no one has filed any construction, builders', mechanics' or similar Liens relating to the supply of work or materials to or on any of the Gold Flora Properties with respect to amounts that are in arrears.

(e)

No material part of any of the Gold Flora Properties has been taken, condemned or expropriated by any Governmental Entity nor has any written notice or proceeding in respect thereof been given to Gold Flora or its Subsidiaries or, to the knowledge of Gold Flora, commenced nor, to the knowledge of Gold Flora and its Subsidiaries, does any Person have any intent or proposal to give such notice or commence any such proceedings.

(f)	To the knowledge of Gold Flora:

(i)	the Leases are currently in good standing;

(ii)	Gold Flora and its Subsidiaries as tenant and the landlord have, as of the date hereof, complied in all material respects with their respective obligations under the Leases; and

(iii)

there exists no material claim of any kind for the breach of any Lease or right of set-off against Gold Flora and its Subsidiaries as tenant by the landlord or against the landlord by Gold Flora any of its Subsidiaries as tenant as of the date hereof.

(g)

Gold Flora and its Subsidiaries as tenant are in actual possession of all of the Gold Flora Leased Property. Gold Flora and its Subsidiaries are not in arrears of rent required to be paid pursuant to the applicable Lease with respect to the Gold Flora Leased Property.

(h)

Gold Flora and its Subsidiaries as tenant have no right to extend, right of termination, option to purchase, or right of first refusal with respect to the Gold Flora Leased Property, except as set forth in the Leases.

(i)

Other than Permitted Liens or as identified in Section (19)(i) of the Gold Flora Disclosure Letter, and to the knowledge of Gold Flora, there exists no written mortgage, Lien, restriction, easement, encroachment, right-of-way, building use restriction, variance, reservation, pledge, security interests, conditional sales agreement, right of first refusal, right of first offer, option, charge of any nature, or encumbrance, or other agreement affecting the Gold Flora Properties, or any agreement to cause, permit or suffer any of the foregoing in the future affecting the Gold Flora Properties.

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(20)	Gold Flora Material Contracts. With respect to the Gold Flora Material Contracts:

(a)

Section (20)(a)of the Gold Flora Disclosure Letter includes a complete and accurate list of all Gold Flora Material Contracts to which Gold Flora or any of its Subsidiaries is a party and that are currently in force. Gold Flora has made available to TPCO for inspection true and complete copies of all such Gold Flora Material Contracts in the Gold Flora Data Room.

(b)

Except as would not be reasonably expected to result in, individually or in the aggregate, a Material Adverse Effect with respect to Gold Flora, all of the Gold Flora Material Contracts are in full force and effect, and Gold Flora or one of its Subsidiaries is entitled to all rights and benefits thereunder in accordance with the terms thereof. Gold Flora or its applicable Subsidiaries has not waived any rights under a Gold Flora Material Contract and no material default or breach exists in respect thereof on the part of Gold Flora or its applicable Subsidiaries, or to the knowledge of Gold Flora, on the part of any other party thereto, and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a default or breach or trigger a right of termination of any of such Gold Flora Material Contracts.

(c)

All of the Gold Flora Material Contracts are valid and binding obligations of Gold Flora or one of its Subsidiaries, as the case may be, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

(d)

As at the date hereof, neither Gold Flora nor any of its Subsidiaries has received written notice that any party to a Gold Flora Material Contract, intends to cancel, terminate or otherwise modify or not renew such Gold Flora Material Contract, and to the knowledge of Gold Flora, no such action has been threatened.

(e)	All of the Gold Flora Material Contracts entered into comply with the Applicable California Laws in all material respects in force as of the date of this Agreement.

(f)	Gold Flora has made available to TPCO for inspection true and complete copies of all correspondence, documents and information related to paragraph (e) in the Gold Flora Data Room.

(21)	Authorizations.

(a)	Section (21)(a) of the Gold Flora Disclosure Letter sets forth all material Authorizations necessary for the conduct of Gold Flora Business.

(b)

Gold Flora and its Subsidiaries have obtained and are in material compliance with all Regulatory Licenses, and have obtained and are in compliance in all material respects with all Authorizations required by applicable Laws that are required to conduct Gold Flora Business as now being conducted.

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(c)

All Regulatory Licenses and material Authorizations of Gold Flora and its Subsidiaries are in full force and effect, and, to the knowledge of Gold Flora, no suspension or cancellation thereof has been threatened.

(d)

No Regulatory License or material Authorizations of Gold Flora or any of its Subsidiaries will in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement or any of the other agreements contemplated hereunder or executed herewith.

(e)

To the knowledge of Gold Flora, there are no facts, events or circumstances that would reasonably be expected to result in a failure to obtain or failure to be in compliance with such Authorizations as are necessary to conduct the Gold Flora Business as it is currently being conducted.

(f)

For greater certainty, but not in any way limiting what other items may be "material", the loss of any Regulatory License required to conduct the Gold Flora Business as of the date of this Agreement will be considered material for the purposes of the representations in this Section (21).

(22)	Environmental Matters. Except as disclosed in Section (22) of the Gold Flora Disclosure Letter:

(a)

Gold Flora and each of its Subsidiaries are, and for the prior five (5) years have been, in compliance with all Environmental Laws, including application for, possession of, maintaining and complying with all Authorizations required pursuant to applicable Environmental Laws. To the knowledge of Gold Flora, there are no facts, circumstances or conditions that would reasonably be expected to provide grounds for termination, revocation, failure to renew or adverse modification of any such Authorizations or any alleged violation of Environmental Laws.

(b)

Neither Gold Flora nor any its Subsidiaries have received any order, request or written notice from any Person either alleging a violation of any Environmental Law or requiring that Gold Flora or any of its Subsidiaries carry out any work, incur any costs or assume any liabilities, related to a violation of or liability under Environmental Laws or to enter into any agreements with any Governmental Entity or other Person with respect to or pursuant to Environmental Laws. To the knowledge of Gold Flora, there are no facts, circumstances or conditions that would reasonably be expected to provide grounds for any such order, request or written notice.

(c)

To the knowledge of Gold Flora, there are no Hazardous Substances in violation of any Environmental Law or in amounts, concentrations or conditions that could reasonably be expected to result in liability under or related to any Environmental Law on, at, in, under or from any of the Gold Flora Property (including the workplace environment) or to the knowledge of Gold Flora, any other real property formerly owned, leased or operated by Gold Flora or any of its Subsidiaries.

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(d)	There are no pending claims or, to the knowledge of Gold Flora, threatened claims, against Gold Flora or any of its Subsidiaries arising out of any Environmental Laws.

(e)

No Gold Flora Property or any other real property formerly owned, operated, or leased by Gold Flora or any of its Subsidiaries is listed on, or to the knowledge of Gold Flora, has been proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, or any similar state list of properties the require investigation, remediation or monitoring due to the presence or suspected presence of Hazardous Substances.

(f)

Gold Flora has made available to TPCO copies of the assessments, reports, correspondence with Governmental Entities, and all other material environmental documents in Gold Flora's possession relating to compliance with or liabilities under applicable Environmental Laws and the environmental condition on, at, in, under or from any of the Gold Flora Owned Property (including the workplace environment) currently or formerly owned, leased or operated by Gold Flora or any of its Subsidiaries.

(23)	Compliance with Laws.

(a)

With the exception of the Federal Cannabis Laws or except as disclosed in Section (23) of the Gold Flora Disclosure Letter, Gold Flora and each of its Subsidiaries have complied with and are not in violation of any applicable Laws, except as would not reasonably be expected to result in a Material Adverse Effect to Gold Flora.

(b)

Neither Gold Flora nor any of its Subsidiaries has received any written notices or other written correspondence from any Governmental Entity (1) regarding any material violation (or any investigation, inspection, audit, or other proceeding by any Governmental Entity involving allegations of any violation) of any Law (other than Environmental Laws, which are addressed in Subsection (22)) or (2) of any circumstances that may have existed or currently exist which could lead to a loss, suspension, or modification of, or a refusal to issue, any material Regulatory License or other material Authorization. To the knowledge of Gold Flora, no investigation, inspection, audit or other proceeding by any Governmental Entity involving allegations of any material violation of any Law (other than Environmental Laws, which are addressed in Subsection (22)) by Gold Flora or any of its Subsidiaries is threatened or contemplated.

(c)

Neither Gold Flora, its Subsidiaries nor, to the knowledge of Gold Flora, any of their respective directors, executives, representatives, agents or Gold Flora Employees (i) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity that would be illegal, (ii) has used or is using any corporate funds for any direct or indirect illegal payments to any foreign or domestic governmental officials or employees, (iii) has violated or is violating any provision of the United States Foreign Corrupt Practices Act of 1977 or any similar Laws of other jurisdictions, (iv) has established or maintained, or is maintaining, any illegal fund of corporate monies or other properties or (v) has made any bribe, illegal rebate, illegal payoff, influence payment, kickback or other illegal payment of any nature.

C-D-14

(d)

With the exception of the Federal Cannabis Laws, the operations of Gold Flora and its Subsidiaries are and have been conducted at all times in compliance with Money Laundering Laws and no action, suit or proceeding by or before any Governmental Entity involving Gold Flora or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of Gold Flora, threatened.

(24)

OFAC. Neither Gold Flora nor any of its Subsidiaries nor, to the knowledge of Gold Flora, any director, officer, agent, Gold Flora Employee, affiliate or other Person acting on behalf of Gold Flora or any of its Subsidiaries, is currently the subject or target of any United States sanctions administered or enforced by OFAC; and Gold Flora has not lent, contributed or otherwise made available, directly or indirectly, any funds to any Subsidiary or other Person or entity, for the purpose of financing the activities of any Person which, to the knowledge of Gold Flora, is currently subject to any United States sanctions administered by OFAC.

(25)	Employment & Labour Matters. Except as disclosed in Section (25) of the Gold Flora Disclosure Letter:

(a)	Neither Gold Flora nor any of its Subsidiaries are:

(i)

party to any Contract providing for termination notice, payment in lieu of termination notice, change of control payments, or severance payments to, or any employment or consulting agreement with, any current or former director, officer, consultant, independent contractor or Gold Flora Employee of Gold Flora or its Subsidiaries other than such arising from any applicable Law. True and complete copies of any employment agreements, contracts of engagement or services agreements for the Gold Flora Key Employees, consultants or independent contractors that provide material services to Gold Flora or any of its Subsidiaries at an annual cost to Gold Flora in excess of $200,000 have been posted to the Gold Flora Data Room; and

(ii)

party to or otherwise bound by any collective agreement or relationship with any labour union or trade association or other employee organization or subject to any application for certification nor, to the knowledge of Gold Flora, subject to any attempted or threatened union-organizing campaigns for employees not covered under a collective agreement nor are there any current, or to the knowledge of Gold Flora, pending or threatened strikes or lockouts at Gold Flora or its Subsidiaries, nor pending or threatened allegations of unfair labour practices.

(b)

The execution, delivery and performance of this Agreement and the consummation of the Transaction will not result in the automatic acceleration of the time of payment or vesting of entitlements otherwise available under any Employee Plan of Gold Flora or any of its Subsidiaries or in any exit bonus or change in control payment or any payments for share appreciation or similar rights, any severance or bonus plan or payment, or any similar payment to its or their current or former Gold Flora Employees, consultants or independent contractors.

C-D-15

(c)

Gold Flora and each of its Subsidiaries has been for the immediate past four (4) years and is now in compliance, in all material respects, with all terms and conditions of employment, with respect to employment and labour Laws, including, without limitation, any Laws relating to employment and labour standards, wages, hours of work, overtime, vacation, holidays, business expenses, equal opportunity, employee privacy, background checks, immigration, equal pay, pay equity, payroll record laws, human rights, civil rights, unfair labour practices, employment discrimination, harassment, hostile work environment, sexual harassment, retaliation, whistleblower, accommodations, accessibility, occupational health and safety and workers compensation, or any other employment related matter arising under the applicable Laws, and there are no current, or, to the knowledge of Gold Flora, pending or threatened proceedings (including actions, claims, suits, complaints, grievances, arbitration, regulatory investigations, appeals, orders, and applications) before any court, tribunal, Governmental Entity or labour arbitrator in connection with the employment of any current or former Gold Flora Employees, consultants, independent contractors or applicants of Gold Flora or any of its Subsidiaries, including, without limitation, any pending or threatened proceedings relating to employment or labour standards, wages, hours of work, overtime, vacation, holidays, business expenses, equal opportunity, employee privacy, background checks, immigration, equal pay, pay equity, human rights, unfair labour practices, employment discrimination, harassment, sexual harassment, retaliation, equal pay, occupational health and safety and workers compensation, or any other employment related matter arising under applicable Laws, or involving any Employee Plans of Gold Flora and its Subsidiaries (other than routine claims for benefits).

(d)

Gold Flora and its Subsidiaries have been for the immediate past four (4) years, in compliance with all applicable Laws concerning the payment and withholding of employment benefits, pension, employment insurance, social security and other payroll Taxes and deductions, and (i) are not liable for any arrears of wages, compensation, Taxes, remittances, penalties or other sums and (ii) have for the last year paid in full to all current and former Gold Flora Employees, consultants or independent contractors providing services to Gold Flora or its Subsidiaries all wages, salaries, commissions, bonuses, and other compensation that has become due and payable to such Gold Flora Employees. To Gold Flora's knowledge, neither Gold Flora nor any of its Subsidiaries is liable for any payment to any trust or other fund or to any Governmental Entity with respect to workers compensation, unemployment compensation benefits or social security benefits for current or former Gold Flora Employees, consultants or independent contractors.

(e)

To the knowledge of Gold Flora, no executive, supervisor or manager of Gold Flora or its Subsidiaries (A) has any present intention to terminate their employment, or (B) is a party to any confidentiality, non-competition, non-solicitation, proprietary rights or other such agreement with any other Person besides Gold Flora or its Subsidiaries which would materially impede the business, be material to the performance of such employee's employment duties, or the ability of Gold Flora and any of its Subsidiaries, or the Continued Corporation and any of its Subsidiaries to conduct the business.

(f)

There are no outstanding assessments, penalties, fines, Liens, charges, surcharges, or other amounts due or owing pursuant to any California state or provincial workers' compensation statute or regulation, and neither Gold Flora nor any of its Subsidiaries has been reassessed under such statute or regulation during the immediate past three (3) years and, to the knowledge of Gold Flora, no audit of Gold Flora or any its Subsidiaries is currently being performed pursuant to any California state or provincial workers' compensation statute or regulation, and, to the knowledge of Gold Flora, there are no claims or potential claims which may adversely affect Gold Flora's or any of its Subsidiaries' accident cost experience in respect of the business.

C-D-16

(g)

Section (25)(g) of the Gold Flora Disclosure Letter contains a correct and complete list of each Gold Flora Employee with an annual base salary in excess of $100,000, whether actively at work or not, and each consultant or independent contractor performing services for Gold Flora or any of its Subsidiaries with an annual compensation in excess of $100,000, indicating their current salaries, wage rates, current and three (3) years' historical commissions and consulting fees, current and three (3) years' historical bonus, commission and/or incentive compensation arrangements, benefits, positions, age, annual vacation entitlement, current accrued unused vacation, current accrued unused sick leave, status as full-time or part-time employees, consultants or independent contractors, location of employment, whether on an approved leave of absence and the estimated return date, cumulative length of service with Gold Flora and its Subsidiaries, as applicable and whether they are subject to a written employment contract, and whether they are authorized to work in the United States pursuant to a visa and if so what type of visa.

(h)

All Gold Flora Employees classified as exempt by Gold Flora or its Subsidiaries under the Fair Labor Standards Act, and applicable state wage and hour laws are properly classified in all material respects.

(i)

Each independent contractor/consultant who is disclosed in Section (25)(i) of Gold Flora Disclosure Letter has been properly classified by Gold Flora and its Subsidiaries as an independent contractor under applicable federal and state wage and hour laws and neither Gold Flora, nor any of its Subsidiaries has received any notice from any Governmental Entity or other person disputing such classification.

(j)

Section (25)(j) of Gold Flora Disclosure Letter lists all Employee Plans of Gold Flora and its Subsidiaries. Gold Flora has made available to TPCO true, correct and complete copies of all such Employee Plans as amended.

(k)

Neither Gold Flora, any of its Subsidiaries, nor any of its ERISA Affiliates sponsors, maintains, contributes to, or has, at any time during the preceding six (6) years, been obligated to contribute to, or has any current or contingent liability or obligation with respect to or under: (i) any "multiemployer plan," as such term is defined in Section 3(37) of ERISA; or (ii) any "defined benefit plan" as such term is defined in Section 3(35) of ERISA or a plan that is or was subject to Title IV of ERISA or Section 412 or 430 of the U.S. Tax Code. No Employee Plan of Gold Flora or any of its Subsidiaries is a "multiple employer plan" within the meaning of Section 413(c) of the U.S. Tax Code or Section 210 of ERISA, or a "multiple employer welfare arrangement" as defined in Section 3(40) of ERISA.

(l)

All Employee Plans of Gold Flora and its Subsidiaries are and have been established, registered, funded and administered in all material respects: (x) in accordance with applicable Laws and (y) in accordance with their terms. To the knowledge of Gold Flora, no fact or circumstance exists which could adversely affect the qualified status of any such Employee Plan that is intended to be qualified.

C-D-17

(m)

no Employee Plan of Gold Flora or any of its Subsidiaries provides, and neither Gold Flora nor any of its Subsidiaries has any obligation to provide or make available, any post-termination, post-ownership or post-employment health, life insurance or other welfare benefits, except as required by applicable Law for which the covered Person pays the full cost of coverage. Neither Gold Flora nor any of its Subsidiaries has incurred (whether or not assessed), or is reasonably expected to incur or to be subject to, any Tax or other penalty under or with respect to the reporting requirements under Sections 6055 and 6056 of the U.S. Tax Code, as applicable, or Section 4980B, 4980D or 4980H of the U.S. Tax Code.

(n)

Except as set forth in Section (25)(o) of Gold Flora Disclosure Letter, neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement could (either alone or upon the occurrence of any additional or subsequent events) result in any payment or benefit that could be non-deductible to the payor (in whole or in part) under Section 280G of the U.S. Tax Code or constitute an excess parachute payment under Section 280G of the U.S. Tax Code and/or result in an excise tax pursuant to Section 4999 of the U.S. Tax Code.

(o)

Each Employee Plan of Gold Flora or any of its Subsidiaries that is a "nonqualified deferred compensation plan" subject to Section 409A of the U.S. Tax Code complies with and has been maintained in accordance with the requirements of Section 409A of the U.S. Tax Code and the Treasury Regulations promulgated thereunder in all material respects, and no amount under any such plan is or has been subject to the interest and additional tax set forth under Section 409A(a)(1)(B) of the U.S. Tax Code.

(p)	No Employee Plan of Gold Flora or any of its Subsidiaries provides for the gross-up or reimbursement of Taxes under Section 4999 or 409A of the U.S. Tax Code, or otherwise.

(q)

All contributions, premiums or Taxes required to be made or paid by Gold Flora or any of its Subsidiaries under the terms of each Employee Plan of Gold Flora and its Subsidiaries or by applicable Laws have been made in a timely fashion.

(r)

Gold Flora has complied with the WARN Act and similar state and local law, and it has no plans to undertake any action before the Merger Effective Date that would trigger any obligations under the WARN Act or similar state or local law. Gold Flora has not had any plant closings or mass layoffs as described or defined under the WARN Act or any similar state or local law since February 21, 2022. Gold Flora has provided to TPCO a true and complete list of Gold Flora Employee terminations, by date and location, implemented by Gold Flora in the three (3) year period preceding the Merger Effective Date.

(26)	Intellectual Property.

(a)	Except as set forth in Section (26)(a) of the Gold Flora Disclosure Letter:

(i)

the Gold Flora Intellectual Property Rights constitute all Intellectual Property rights that are material to the conduct of the Gold Flora Business, as currently conducted and as currently contemplated to be conducted;

(ii)

Gold Flora and its Subsidiaries are the sole and exclusive legal and beneficial owners of all right, title and interest in and to Gold Flora Owned Intellectual Property Rights, free and clear of all Liens except Permitted Liens;

C-D-18

(iii)

Gold Flora and its Subsidiaries have the right to use Gold Flora Licensed Intellectual Property Rights pursuant to valid and written license agreements and are not in breach of such license agreements, and Gold Flora and its Subsidiaries had the power and authority to enter into each such license agreement;

(iv)

all Gold Flora Owned Intellectual Property Rights are valid and enforceable and there have been no claims made or, to the knowledge of Gold Flora, threatened, alleging the invalidity, misuse or unenforceability of any of Gold Flora Owned Intellectual Property Rights;

(v)

there are no inter parties proceedings or actions before any court or tribunal (including the United States Patent and Trademark Office or equivalent authority anywhere else in the world), whether settled, pending, or threatened related to any Gold Flora Owned Intellectual Property Rights, and to the knowledge of Gold Flora and its Subsidiaries, there are no inter parties proceedings or actions before any court or tribunal (including the United States Patent and Trademark Office or equivalent authority anywhere else in the world) related to any Gold Flora Licensed Intellectual Property Rights;

(vi)

the operation of the Gold Flora Business, as currently conducted and as currently contemplated to be conducted, including the manufacture, marketing, distribution, use, and sale of the products and services of Gold Flora and its Subsidiaries, and the use and exploitation of Gold Flora Owned Intellectual Property Rights do not infringe upon, misappropriate, or otherwise violate the Intellectual Property rights of any third party;

(vii)	Gold Flora has disclosed all material facts regarding known third-party uses and disputes regarding Gold Flora Intellectual Property Rights; and

(viii)	to the knowledge of Gold Flora, no third party is infringing upon, misappropriating, or otherwise violating Gold Flora Owned Intellectual Property Rights.

(b)

Section (26)(b) of Gold Flora Disclosure Letter sets forth an accurate and complete list of all Gold Flora Owned Intellectual Property Rights: (i) that is the subject of any application or registration with any Governmental Entity, including any registered or applied for trademarks, trade names, service marks, domain names, patents, and copyrights; and/or (ii) that is unregistered but material to the Gold Flora Business.

(c)

Section (26)(c) of Gold Flora Disclosure Letter sets forth an accurate and complete list of each assignment, license, covenant, consent to use agreements, settlements, releases, permissions or other Contract (including any right to receive any royalty or other consideration), whether written or oral, related to any Gold Flora Owned Intellectual Property Rights. Gold Flora and each Subsidiary had the power and authority to assign, transfer, license, distribute or otherwise grant any such right and each such license, covenant or other Contract is legal, valid and binding on the parties thereto. Neither Gold Flora or its Subsidiaries nor any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), or has provided or received any notice of breach or default of or any intention to terminate (including any non-renewal of), any such agreement. Other than as disclosed, there are no outstanding options, licenses, agreements, claims, Liens or shared ownership interests of any kind relating to the Gold Flora Owned Intellectual Property Rights.

C-D-19

(d)

Section (26)(d) of Gold Flora Disclosure Letter sets forth an accurate and complete list of each (i) item of Gold Flora Licensed Intellectual Property Rights and the license or agreement pursuant to which Gold Flora and its Subsidiaries obtained rights to that Gold Flora Licensed Intellectual Property Rights (excluding any commercially-available, off-the-shelf Software programs that are licensed by Gold Flora pursuant to "shrink wrap" licenses, the total fees associated with which are less than $250,000.) Gold Flora and each Subsidiary had the power and authority to enter into each such license or agreement, and each such license or agreement is legal, valid and binding on the parties thereto. Each such agreement is valid and binding on Gold Flora or its Subsidiaries in accordance with its terms and is in full force and effect, and to the knowledge of Gold Flora, neither Gold Flora or nor any other party thereto is, or is alleged to be, in breach of or default under, or has provided or received any notice of breach of, default under, or intention to terminate (including by non-renewal), any such agreement.

(e)

Neither the execution and delivery or effectiveness of this Agreement nor the performance of Gold Flora's obligations under this Agreement will cause the forfeiture or termination of, or give rise to a right of forfeiture or termination of any Gold Flora Intellectual Property Rights, or impair the right of Gold Flora to use, possess, sell or license any Gold Flora Intellectual Property Rights or portion thereof.

(f)

Gold Flora and its Subsidiaries have taken commercially reasonable steps to maintain their rights to Gold Flora Intellectual Property Rights and to protect and preserve the confidentiality of, and their exclusive right to use, all of their trade secrets and material confidential information and know-how, including having (i) caused each of its employees and all other Persons who have contributed to the creation or development of any material Gold Flora Intellectual Property Rights on behalf of Gold Flora or its Subsidiaries to execute valid and enforceable agreements irrevocably and unconditionally assigning such Intellectual Property rights to Gold Flora and its Subsidiaries, or ensuring that all such material Intellectual Property is owned solely by Gold Flora or its Subsidiaries by operation of law, and no current or former shareholder, member, officer, director, manager, employee, consultant, or contractor of Gold Flora or its Subsidiaries has any right, title, or interest in any Gold Flora Owned Intellectual Property Rights and (ii) disclosed such confidential information only to such of its employees, contractors and other Persons with a need to know the same in connection with their performance of services for Gold Flora or its Subsidiaries and pursuant to an executed written confidentiality agreement. To the knowledge of Gold Flora, no material trade secrets, information, or know-how have been improperly used or accessed by, or disclosed (other than under obligations of confidentiality) to any other Person.

(27)

Licenses. True and complete copies of the most recent renewal paperwork submitted to the Regulator (including all schedules and attachments) related to the material Regulatory Licenses shall have been provided to or made available to TPCO and its representatives prior to the Merger Effective Date.

(28)

Related Party Transactions. With the exception of the Related Party Agreements and as disclosed in Section (28) of the Gold Flora Disclosure Letter, there are no Contracts or other transactions currently in place between Gold Flora or any of its Subsidiaries, on the one hand, and: (i) any current or former officer or director of Gold Flora or any of its Subsidiaries; and (ii) any affiliate or associate of any such, officer or director.

C-D-20

(29)

Brokers. Other than as disclosed in Section (29) of the Gold Flora Disclosure Letter, no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Gold Flora or any of its Subsidiaries.

(30)

Competition. Neither the aggregate value of the assets in Canada that are owned by Gold Flora or by entities controlled by Gold Flora nor the gross revenues from sales in or from Canada generated from such assets exceed C$93 million, in either case as determined in accordance with the Competition Act (Canada) and the regulations promulgated thereunder.

(31)

Insurance. As of the date hereof, Gold Flora and each of its Subsidiaries have such policies of insurance as are included in the Gold Flora Data Room. All insurance maintained by Gold Flora and its Subsidiaries is in full force and effect from reputable and financially responsible third-party insurers against loss or damage by insurable hazards or risks on a basis consistent with insurance obtained by reasonably prudent participants in comparable businesses.

(32)

Research and Development. All product research and development activities, including quality assurance, quality control, testing, and research and analysis activities, conducted by Gold Flora and its Subsidiaries in connection with its business is being conducted and is currently being contemplated to continue being contemplated in all material respects in accordance with applicable regulations and requirements and best industry practices and in compliance with all industry, laboratory safety, management and training standards and any Good Laboratory Practice standards and regulations applicable to the Gold Flora Business, all such processes, procedures and practices, required in connection with such activities are in place as necessary and are being complied with, in all material respects.

(33)

Banks; Powers of Attorney. Section (33) of the Gold Flora Disclosure Letter lists, as of the date of this Agreement, the names and locations of all banks in which Gold Flora and each of its Subsidiaries has accounts or safe deposit boxes, the name of Gold Flora or the applicable Subsidiary and the names of all Persons authorized to draw thereon or to have access thereto. No Person holds a power of attorney to act on behalf of Gold Flora or any of its Subsidiaries.

C-D-21

(34)

Products and Inventories. The Inventories of Gold Flora: (i) are of a quality in conformity in all material respects with the warranties given by Gold Flora or any of its Subsidiaries pursuant to supply Contracts or any other Contracts to which they are a party, (ii) are of a quality in conformity in all material respects with industry standards, (iii) are not subject to a voluntary recall by Gold Flora or any of its Subsidiaries, by the manufacturer or distributor of the Inventories or any Governmental Entity, and to Gold Flora's knowledge, there is no threat of any such recall, (iv) with respect to the portion of the Inventories consisting of edible cannabis products, are Saleable, (v) with respect to the portion of the Inventories consisting of raw materials and work-in-progress, is of a quality usable in the production of finished products, and (vi) since January 1, 2022, have been manufactured and produced in accordance, in all material respects with, and meet all material requirements of, applicable Law (other than Federal Cannabis Laws), and meet the material specifications in all Contracts, with customers of Gold Flora or any of its Subsidiaries relating to the sale of such products, in each case, except to the extent written off or written down to fair market value or for which adequate reserves have been established. All such Inventories are owned by Gold Flora free and clear of all Liens other than Permitted Liens, and no such Inventories are held on a consignment basis from others. The level of Inventories is consistent with the level of inventories that has been maintained in the operation of Gold Flora Business prior to the date hereof in accordance with the operation of Gold Flora Business in the Ordinary Course. Without limiting the generality of this Section (34), all products previously or currently produced, distributed or sold by, and all services provided by, Gold Flora or any of its Subsidiaries have been produced, packaged, labeled, advertised, distributed and sold (or in the cases of services, provided) in accordance with and meet all material requirements of, applicable Law (other than Federal Cannabis Laws), in all material respects, and meet the material specifications in all Contracts with customers of Gold Flora or any of its Subsidiaries relating to the sale of such products in the Ordinary Course, (x) there have been no material claims against Gold Flora or any of its Subsidiaries pursuant to any product warranty or with respect to the production, distribution or sale of defective or inferior products or with respect to any warnings or instructions concerning such products, and (y) there have been no recalls regarding any of the products produced, distributed or sold by Gold Flora or any of its Subsidiaries, and, to Gold Flora's knowledge, there are no grounds for any such recall.

(35)

Liquidity Event. The Transaction and the Concurrent Financing will constitute a "Liquidity Event" in accordance with the terms and conditions of the instruments evidencing the Gold Flora Debentures (other than the [***] Debentures) and the conversion of the Gold Flora Debentures (other than the [***] Debentures) as described in Section (35) of the Gold Flora Disclosure Letter is being effected in accordance with the terms and conditions of the instruments evidencing such Gold Flora Debentures.

C-D-22

SCHEDULE E

REPRESENTATIONS AND WARRANTIES OF NEWCO AND US MERGER SUB

(1)

Organization and Qualification. Newco is a corporation duly incorporated and validly existing under the Laws of its jurisdiction of incorporation. US Merger Sub is a limited liability corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Each of Newco and US Merger Sub has all necessary corporate power and capacity to own its properties and assets as now owned and to carry on its business as it is now being conducted. Each of Newco and US Merger Sub are duly qualified to do business and in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities, makes such qualification necessary.

(2)	Capitalization.

(a)	The authorized capital of Newco consists of an unlimited number of Newco Shares. As of the date of this Agreement, there was issued and outstanding one (1) Newco Share.

(b)

The authorized capital of US Merger Sub consists of limited liability company interests ("US Merger Sub Membership Interests"). As of the date of this Agreement, all of the issued and outstanding US Merger Sub Membership Interests are owned by Newco.

(c)	All of the outstanding securities and membership interests of Newco and US Merger Sub have been duly authorized and validly issued and are fully paid and non-assessable.

(3)	Business Conduct. As of the date of this Agreement, both Newco and US Merger Sub have been formed in connection with the Transaction and have not carried on any business.

(4)

Authority Relative to this Agreement. Each of Newco and US Merger Sub have all necessary corporate power and capacity to enter into this Agreement and all other agreements and instruments to be executed by Newco and US Merger Sub as contemplated by this Agreement, and to perform its obligations hereunder and under such agreements and instruments. The execution and delivery of this Agreement by each of Newco and US Merger Sub, and the performance by each of Newco and US Merger Sub of its obligations under this Agreement have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Newco or US Merger Sub are necessary to authorize this Agreement or the Transaction. This Agreement has been duly executed and delivered by each of Newco and US Merger Sub, and constitutes a legal, valid and binding obligation of each of Newco and US Merger Sub, enforceable against each of Newco and US Merger Sub in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

(5)

No Violation. Except for the Interim Order and the Final Order, neither the authorization, execution and delivery of this Agreement by each of Newco and US Merger Sub, nor the completion of the transactions contemplated by this Agreement or the Transaction, nor the performance of its obligations hereunder or thereunder, nor compliance by each of Newco and US Merger Sub with any of the provisions hereof or thereof, will result in a violation or breach of, constitute a default (or an event which, with notice or lapse of time or both, would become a default), require any consent or approval to be obtained or notice to be given under, or give rise to any third party right of termination, cancellation, suspension, acceleration, penalty or payment obligation or right to purchase or sale under, any provision of:

(a)	its Constating Documents;

(b)	any material Authorization or material Contract to which Newco or US Merger Sub is a party or to which it or any of its properties or assets are bound; or

(c)	any Laws, regulation, order, judgment or decree applicable to Newco or US Merger Sub or any of their respective Subsidiaries or any of their respective properties or assets;

except in the case of (b) and (c) above for such breaches, defaults, consents, terminations, cancellations, suspensions, accelerations, penalties, payment obligations or rights which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Newco or US Merger Sub and their respective Subsidiaries on a consolidated basis.

C-E-1

SCHEDULE F

REPRESENTATIONS AND WARRANTIES OF STATELY

(1)

Organization and Qualification. Each of Stately and Stately US is a corporation duly incorporated and validly existing under the Laws of its jurisdiction of incorporation. Stately and Stately US have all necessary corporate power and capacity to own their properties and assets as now owned and to carry on its business as it is now being conducted. Stately and Stately US are duly qualified to do business and is in good standing in each jurisdiction in which the character of their properties, owned, leased, licensed or otherwise held, or the nature of their activities, makes such qualification necessary.

(2)	Capitalization of Stately.

(a)

The authorized share structure of Stately consists of an unlimited number of Stately Shares. As of the close of business on the day before the date of this Agreement, there were issued and outstanding 82,612,928 Stately Shares.

(b)

As of the close of business on the day before the date of this Agreement, Stately has an aggregate of 25,000,000 Stately Shares issuable upon the exercise of warrants to purchase Stately Shares at an exercise price of C$0.22 per Stately Share.

(c)

Except as set out under Section 8.14(2)(b), there are no options, warrants, stock appreciation rights, restricted stock units, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by Stately of any securities of Stately (including Stately Shares), or any securities or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of Stately (including Stately Shares) or its Subsidiaries.

(d)

All outstanding Stately Shares have been duly authorized and validly issued, are fully paid and non-assessable, and all Stately Shares issuable upon exercise of the Stately Warrants, in accordance with their terms, have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights. All securities of Stately have been issued in compliance with all applicable Laws and Securities Laws.

(e)

There are no securities of Stately or of any of its Subsidiaries outstanding which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the holders of the outstanding Stately Shares on any matter. There are no outstanding contractual or other obligations of Stately or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of any of its Subsidiaries. There are no outstanding bonds, debentures or other evidences of indebtedness of Stately or any of its Subsidiaries having the right to vote with the holders of the outstanding Stately Shares on any matters.

(f)	Stately is not party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the capital of Stately.

C-F-1

(3)	Capitalization of Stately US.

(a)

The authorized share structure of Stately US consists of an unlimited number of Stately US Shares. As of the close of business on the day before the date of this Agreement, there were issued and outstanding 10,000 Stately US Shares.

(b)

There are no options, warrants, stock appreciation rights, restricted stock units, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by Stately US of any securities of Stately US (including Stately US Shares), or any securities or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of Stately US (including Stately US Shares) or its Subsidiaries.

(c)

All outstanding Stately US Shares have been duly authorized and validly issued, are fully paid and non-assessable, and all Stately US Shares issuable upon exercise of the Stately US warrants, in accordance with their terms, have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights. All securities of Stately US have been issued in compliance with all applicable Laws and Securities Laws.

(d)

There are no securities of Stately US or of any of its Subsidiaries outstanding which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the holders of the outstanding Stately US Shares on any matter. There are no outstanding contractual or other obligations of Stately US or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of any of its Subsidiaries. There are no outstanding bonds, debentures or other evidences of indebtedness of Stately US or any of its Subsidiaries having the right to vote with the holders of the outstanding Stately US Shares on any matters.

(e)	Stately US is not party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the capital of Stately US.

(4)

Authority Relative to this Agreement. Stately has all necessary corporate power and capacity to enter into this Agreement and all other agreements and instruments to be executed by Stately as contemplated by this Agreement, and to perform its obligations hereunder and under such agreements and instruments. The execution and delivery of this Agreement by Stately and the performance by Stately of its obligations under this Agreement have been duly authorized by all necessary corporate action and no other corporate proceedings on its part are necessary to authorize this Agreement or the Transaction. This Agreement has been duly executed and delivered by Stately, and constitutes a legal, valid and binding obligation of Stately, enforceable against Stately in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

C-F-2

(5)

No Violation. Except for the approval by the Stately Shareholders of the Stately Arrangement Resolution, the Interim Order and the Final Order, neither the authorization, execution and delivery of this Agreement by Stately, nor the completion of the transactions contemplated by this Agreement or the Transaction, nor the performance of their obligations hereunder or thereunder, nor compliance by Stately with any of the provisions hereof or thereof, will result in a violation or breach of, constitute a default (or an event which, with notice or lapse of time or both, would become a default), require any consent or approval to be obtained or notice to be given under, or give rise to any third party right of termination, cancellation, suspension, acceleration, penalty or payment obligation or right to purchase or sale under, any provision of:

(a)	its Constating Documents;

(b)	any material Authorization or material Contract to which Stately or Stately US is a party or to which it or any of its properties or assets are bound; or

(c)	any Laws, regulation, order, judgment or decree applicable to Stately, Stately US or any of their Subsidiaries or any of their respective properties or assets;

except in the case of (b) and (c) above for such breaches, defaults, consents, terminations, cancellations, suspensions, accelerations, penalties, payment obligations or rights which would not reasonably be expected to have individually or in the aggregate a Material Adverse Effect on Stately, Stately US and their Subsidiaries on a consolidated basis.

(6)

Governmental Approvals; Third Party Consents. Neither Stately nor Stately US is required to give any notice to, make any registration or filing with, or obtain any consent of, any counterparty to a Contract, any Governmental Entity or any other Person in order for Stately or Stately US to complete the Transaction other than: (i) the Interim Order and any approvals required by the Interim Order; or (ii) the Final Order.

(7)	Corporate Records.

(a)

The minute books of Stately and Stately US and other corporate records made available to the Parties for review have been maintained in accordance with applicable Laws in all material respects and include:

(i)	complete and accurate copies of their Constating Documents;

(ii)

complete and accurate minutes of all meetings of shareholders, directors and committees of directors of Stately and Stately US, as applicable, since the date of incorporation of Stately or Stately US, as applicable, which meetings were duly called and held;

(iii)

complete and accurate copies of all resolutions in writing passed by the shareholders, directors and committees of directors since the date of incorporation of Stately and Stately US, which resolutions were duly passed; and

(iv)	the share certificate book, securities register, register of transfers, register of directors and register of officers of Stately and Stately US, each of which are complete, accurate and current.

C-F-3

(b)

All corporate proceedings and actions reflected in the minute books of Stately and Stately US were conducted or taken in accordance with applicable Laws and the Stately Constating Documents or Stately US Constating Documents, as applicable. There are no shareholders' agreements or unanimous shareholders' agreements governing the affairs of Stately or Stately US or the relationship, rights and duties of the shareholders or directors of Stately or Stately US, nor are there any voting trusts, pooling arrangements or other similar agreements with respect to the ownership or voting of any shares of Stately or Stately US.

(8)	No Assets or Liabilities.

(a)	Stately does not own and has never owned any (i) assets of any kind or (ii) equity interests in any entity, in each case other than the Stately US Shares.

(b)

Stately US does not own and has never owned any (i) assets of any kind or (ii) equity interests in any entity, in each case other than 9,563,863 Gold Flora Membership Units and warrants to purchase 2,741,359 Gold Flora Membership Units.

(c)

Neither Stately nor Stately US has any liabilities or obligations of any kind, whether known, unknown, accrued, fixed, contingent on future events, vested, funded, unfunded or otherwise and neither such has any indebtedness.

(9)

No Business. Stately US is a single purpose entity and at all times since its formation has been engaged solely in the business of a holding company and never carried on any other business activity. Since the closing of the transactions contemplated by the Asset Purchase Agreement dated January 11, 2021 between Stately, Stately US and Gold Flora (the "Stately/Gold Flora APA"), Stately has been engaged solely in the business of a holding company and has not carried on any other business activity other than in connection with the Support Agreement between Stately, Stately US and Gold Flora dated January 11, 2021.

(10)

No Employees. At all times prior to the date hereof, Stately US has not had or employed any employees or hired any independent contractors. Since the closing of the transactions contemplated by the Stately/Gold Flora APA, Stately has not had or employed any employees or hired any independent contractors.

(11)

No Contracts. Since the closing of the transactions contemplated by the Stately/Gold Flora APA, neither Stately nor Stately US was ever a party to any Contract other than the Contracts entered into in connection with the Stately/Gold Flora APA.

(12)

Compliance with Law. Since the closing of the transactions contemplated by the Stately/Gold Flora APA, each of Stately and Stately US has complied with all laws, rules and regulations, instruments, ordinances, judgments, decrees, orders, writs and injunctions of all federal, provincial, state, local and foreign Governmental Entities and agencies and other instrumentalities thereof, including any self-regulatory organizations, that have applied to Stately or Stately US, as applicable.

(13)

No Litigation. No Person has ever commenced or, to Stately's knowledge, threatened to commence a proceeding against Stately or Stately US, nor did Stately or Stately US commence or, to Stately's knowledge, threaten to commence a proceeding against another Person; and no event has occurred, nor has any condition existed, that could reasonably be expected to give rise to a proceeding in the future. As of the date hereof, neither Stately nor Stately US is subject to any continuing obligation or restriction under any order issued at any time. Without limiting the generality of the immediately preceding sentence, as of the date hereof, there is no proceeding pending or, to Stately's knowledge, threatened against Stately or Stately US that contests Stately's or Stately US' ability to consummate the Transaction.

C-F-4

(14)	Taxes.

(a)

At all times prior to the date hereof, Stately has filed all income and other material Tax Returns required by applicable Law to be filed by it and all such Tax Returns were true, correct and complete in all material respects. Stately has fully paid all Taxes due and payable by it whether or not shown on any such Tax Return. Stately does not have any liability for delinquent Taxes nor has it received any refund in respect of Taxes to which it was not entitled. Stately has withheld or collected all required Taxes from payments made by it to or received by it from shareholders, employees, creditors, agents, contractors, non-residents or third parties and remitted such amounts to the applicable Tax authority in accordance with applicable Law. Stately has been at all times both a "taxable Canadian corporation" and a "Canadian-controlled private corporation" for the purposes of the Tax Act. At no time since its incorporation has Stately been a non-resident of Canada for the purposes of the Tax Act. At no time did Stately acquire property from a non-arm's length Person, within the meaning of the Tax Act, in circumstances which could subject it to a liability under section 160 of the Tax Act or any analogous provision of any comparable Law of any jurisdiction. At no time did Stately make (i) an "excessive eligible dividend designation" as defined in subsection 89(1) of the Tax Act in respect of any dividend paid, or deemed by any provision of the Tax Act to have been paid on any class of shares of its capital or (ii) a capital dividend election under subsection 83(2) of the Tax Act in an amount which exceeded the amount in its capital dividend account at the time of such election.

(b)	No examination of any Tax Return of Stately by a Tax authority is currently in progress.

(c)

No deficiencies, assessments, reassessments, proposed adjustments or other matters in controversy exist or have been asserted with respect to Taxes of Stately and Stately is not a party to any audit or other proceeding for assessment or collection of Taxes and no such event has been asserted or, to Stately's knowledge, threatened against Stately or any of its assets.

(d)

The Stately Shares do not, and will not on the Arrangement Effective Date, constitute "taxable Canadian property" within the meaning of subsection 248(1) of the Tax Act. At no time in the preceding 60-month period has more than 10% of the fair market value of any of the Stately Shares been derived directly or indirectly from one or any combination of (i) real or immovable property situated in Canada, (ii) "Canadian resource property" as defined in the Tax Act, (iii) "timber resource property" as defined in the Tax Act, and (iv) options in respect of, or interests in, property described in (i), (ii) or (iii), whether or not such property exists.

C-F-5

SCHEDULE G

CONTINUANCE CERTIFICATE OF CONVERSION

(See attached)

C-G-1

CERTIFICATE OF CORPORATE

DOMESTICATION OF

GOLD FLORA CORPORATION

The undersigned, presently a corporation organized and existing under the laws of British Columbia, Canada (the “Corporation”), for the purposes of domesticating a corporation under Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”), does certify that:

1.	The Corporation was first formed, incorporated, created or otherwise came into being on [_________, 20__] in the jurisdiction of British Columbia, Canada.

2.	The name of the Corporation immediately prior to the filing of this Certificate of Corporate Domestication with the Secretary of State of the State of Delaware was “Gold Flora Corporation”.

3.

The name of the Corporation as set forth in its Certificate of Incorporation being filed with the Secretary of State of the State of Delaware in accordance with Section 388(b) of the DGCL is “Gold Flora Corporation”.

4.

The jurisdiction that constituted the seat, siege social, or principal place of business or central administration of the Corporation, or other equivalent thereto under applicable law, immediately prior to the filing of this Certificate of Corporate Domestication was British Columbia, Canada.

5.

The domestication has been approved in the manner provided for by the document, instrument, agreement or other writing, as the case may be, governing the internal affairs of the Corporation and the conduct of its business or by applicable non-United States law, as appropriate.

6.

The Corporation has adopted a Plan of Domestication in accordance with Section 388(l) of the DGCL. All provisions of such Plan of Domestication have been approved in accordance with all applicable non-United States law, including any approval required under non-United States law for the authorization of the type of corporate action specified in the Plan of Domestication.

7.	This Certificate of Corporate Domestication shall be effective as of [______ a.m./p.m. EST on _________], 2023.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Corporate Domestication to be executed by its duly authorized officer on this [__ day of _________], 2023.

GOLD FLORA CORPORATION A British Columbia corporation

By:
Name:
Title:

C-G-2

SCHEDULE H

CONTINUANCE CERTIFICATE OF INCORPORATION

(See attached)

C-H-1

CERTIFICATE OF INCORPORATION

OF

GOLD FLORA CORPORATION

I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), do execute this Certificate of Incorporation and do hereby certify as follows:

ARTICLE I

NAME OF THE CORPORATION

The name of the corporation is Gold Flora Corporation (the “Corporation”).

ARTICLE II

REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE III

BUSINESS PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK

Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is ☑, of which 450,000,000 shares shall be shares of common stock having a par value of $0.01 per share (“Common Stock”) and 10,000,000 shares shall be shares of preferred stock having a par value of $0.01 per share (“Preferred Stock”).

C-H-2

Common Stock. Except as otherwise required by law, as provided in this Certificate of Incorporation, or as otherwise provided in the resolution or resolutions, if any, adopted by the board of directors of the Corporation (the “Board of Directors”) with respect to any series of Preferred Stock, the holders of Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by him. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary.

Preferred Stock. The Board of Directors is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a)	the designation of the series;

(b)	the number of shares of the series;

(c)

the dividend rate or rates on the shares of that series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(d)	whether the series will have voting rights, generally or upon specified events, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(e)

whether the series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(f)

whether or not the shares of that series shall be redeemable, in whole or in part, at the option of the Corporation or the holder thereof, and if made subject to such redemption, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemptions, which amount may vary under different conditions and at different redemption rates;

(g)	the terms and amount of any sinking fund provided for the purchase or redemption of the shares of that series;

(h)

the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(i)	the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

(j)	any other relative rights, preferences, and limitations of that series.

C-H-3

ARTICLE V

BOARD OF DIRECTORS

General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Number. Subject to the rights of holders of any series of outstanding Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board of Directors shall be fixed from time to time solely by resolution of a majority of the total number of directors that the Corporation would have if there were no vacancies.

Newly Created Directorships and Vacancies. Except as otherwise required by law and subject to the rights of holders of any series of outstanding Preferred Stock to elect directors under specified circumstances, any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified, or the earlier of such director's death, resignation, or removal.

Written Ballot. Unless and except to the extent that the by-laws of the Corporation (the “By-Laws”) shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

Limitation of Liability. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director or officer. No amendment to, modification of, or repeal of this Section 6.01 shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment, modification or repeal.

Indemnification. The Corporation shall indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person, such person’s testator, or intestate is or was a director, officer, employee, or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee, or agent at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this Section 6.02 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

C-H-4

ARTICLE VII

STOCKHOLDER ACTION

Stockholder Consent Prohibition. Subject to the rights of holders of any series of outstanding Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent by such stockholders.

Special Meetings of Stockholders. Except as otherwise required by law and subject to the rights of holders of any series of outstanding Preferred Stock, special meetings of the stockholders of the Corporation shall be called only by: (i) the Board of Directors or the Chair of the Board of Directors; or (ii) the Secretary of the Corporation, following receipt of one or more written demands to call a special meeting of the stockholders from stockholders of record who own, in the aggregate, at least 25% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting that complies with the procedures for calling a special meeting of the stockholders as may be set forth in the By-Laws.

ARTICLE VIII

BY-LAWS

Board of Directors. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, or repeal the By-Laws without any action on the part of the stockholders.

ARTICLE IX

FORUM SELECTION; PERSONAL JURISDICTION

Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (3) any action arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the By-Laws (as either may be amended from time to time), or (4) any action asserting a claim governed by the internal affairs doctrine. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 9.01.

C-H-5

Personal Jurisdiction. If any action the subject matter of which is within the scope of Section 9.01 is filed in a court other than a court consented to by the Corporation or permitted by Section 9.01 (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 9.01 (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

ARTICLE X

AMENDMENTS

The Corporation reserves the right to amend, alter, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

EFFECTIVE TIME

This Certificate of Incorporation shall be effective as of _________ a.m./p.m. EST on ________, 2023.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the forgoing Certificate of Incorporation has been duly executed in accordance with the DGCL.

Name:
Title: Incorporator

C-H-6

SCHEDULE I

AGREEMENT AND PLAN OF MERGER

(See attached)

C-I-1

AGREEMENT AND PLAN OF MERGER

by and among

GOLD FLORA CORPORATION

and

GOLD FLORA, LLC

and

GOLDEN GRIZZLY BEAR LLC

Dated as of February 21, 2023

C-I-2

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of February 21, 2023, by and among Gold Flora Corporation, a corporation existing under the Laws of the Province of British Columbia (“Newco”), Golden Grizzly Bear LLC, a limited liability company existing under the Laws of the State of California and a wholly-owned subsidiary of Newco (“Merger LLC”), and Gold Flora, LLC, a limited liability company existing under the Laws of the State of California (“Gold Flora LLC”).

RECITALS

WHEREAS, pursuant to a Business Combination Agreement dated February 21, 2023 (the “Business Combination Agreement”), by and among TPCO Holding Corp., a corporation existing under the Laws of the Province of British Columbia (“TPCO”), Gold Flora LLC, Stately Capital Corporation, a corporation existing under the Laws of the Province of British Columbia (“Stately”), Newco and Merger LLC (collectively with TPCO, Gold Flora LLC, Stately and Newco, the “Parties”), the Parties seek to combine their respective businesses (the “Business Combination”), all to be owned by Newco (or a successor thereof), as an entity continued into the State of Delaware;

WHEREAS, the Parties intend to effect the Business Combination in the following steps:

(a)	Liquidity Event:

(1)	Pursuant to a “Liquidity Event”, certain outstanding equity rights and convertible debentures issued by Gold Flora LLC will be converted into units of Gold Flora LLC;

(b)	TPCO and Stately Closings:

(1)

Pursuant to a plan of arrangement substantially in the form attached as Schedule A to the Business Combination Agreement (the “Plan of Arrangement”), TPCO, Stately and Newco will amalgamate to form a newly amalgamated corporation (which for these purposes shall be referred to as “Amalco”) pursuant to the provisions of the Business Corporations Act (British Columbia) (the “Amalgamation”);

(2)	Pursuant to the Plan of Arrangement, Amalco will repurchase the initial common share of Amalco from its holder;

(c)	Continuation Closing:

(1)

Pursuant to the Plan of Arrangement, Amalco will continue by way of domestication from the Province of British Columbia into the State of Delaware (the “Continuation”) and become a Delaware corporation (referred to herein as the “Continued Corporation” following the Continuation or “Amalco”), under the terms of that certain Agreement and Plan of Conversion substantially in the form attached to the Business Combination Agreement dated February 21, 2023 and pursuant to Section 308 of the Business Corporations Act (British Columbia) and Section 388 of the Delaware General Corporations Law;

C-I-3

(d)	Gold Flora Closing:

(1)

Continued Corporation will enter into an agreement and plan of merger with GFI Acquisition Inc., a corporation organized under the Laws of the State of Nevada (“MergerSub 1”), and GF Investco Inc., a corporation existing under the Laws of the State of Nevada (“GF Investco”), pursuant to which MergerSub 1 will merge with and into GF Investco with GF Investco surviving such merger and the separate legal existence of MergerSub 1 ceasing for all purposes and pursuant to which the shareholders of GF Investco will convert all of their shares of GF Investco for common shares of the Continued Corporation (the “GF Investco Merger”) (if for any reason the GF Investco Merger may not be effected immediately following the completion of the Continuation, the GF Investco Merger parties intend that it shall be abandoned and the GF Investco2 Merger and Profits Interest Conversion shall promptly proceed);

(2)

Continued Corporation will enter into an agreement and plan of merger with GFI2 Acquisition Inc., a corporation organized under the Laws of the State of Nevada (“MergerSub 2”), and GF Investco2 Inc., a corporation existing under the Laws of the State of Nevada (“GF Investco2”), pursuant to which MergerSub 2 will merge with and into GF Investco2 with GF Investco2 surviving such merger and the separate legal existence of MergerSub 2 ceasing for all purposes and pursuant to which the shareholders of GF Investco2 will convert all of their shares of GF Investco2 for common shares of the Continued Corporation (the “GF Investco2 Merger”) (if for any reason the GF Investco2 Merger may not be effected immediately following the completion of the Continuation, the GF Investco2 Merger parties intend that it shall be abandoned and the Profits Interest Conversion shall promptly proceed);

(3)	The issued and outstanding profits interest units of Gold Flora LLC will be converted into units of Gold Flora LLC (the “Profits Interest Conversion”); and

(4)

Pursuant to this Agreement, Merger LLC will merge with and into Gold Flora LLC, with Gold Flora LLC as the surviving entity, whereby the members of Gold Flora LLC will convert their Gold Flora LLC membership units for common shares of the Continued Corporation (the “Merger”).

WHEREAS, for U.S. federal income tax purposes, the Business Combination including, without limitation, the Amalgamation, the GF Investco Merger, the GF Investco2 Merger, and the Merger and certain other transactions related to the Arrangement (as defined in the Business Combination Agreement) are intended to constitute a single integrated transaction qualifying as a tax-deferred transaction under Code Section 351(a);

WHEREAS, the intent of the parties to the transactions outlined in the steps is that steps (a) - (d) shall be effected on a single day in the order outlined above;

WHEREAS, the Board of Directors of Newco, the Manager of Merger LLC, and the Manager Gold Flora LLC have approved the Merger upon the terms and subject to the conditions set forth in this Agreement and have approved and declared advisable this Agreement and the Business Combination; and

WHEREAS, Newco, Merger LLC and Gold Flora LLC desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

C-I-4

ARTICLE I

Definitions; Interpretation; Construction

1.1.

Definitions. For purposes of this Agreement, (i) the terms defined in the preamble hereto and in the recitals hereto shall have the meanings assigned to such terms therein, (ii) capitalized terms used herein without definition shall have the meanings assigned to such terms in the Business Combination Agreement; and (iii) each of the following terms shall have the meaning assigned to such term as follows:

“Class A Units” means Class A membership interests in Gold Flora LLC.

“Class B Units” means Class B membership interests in Gold Flora LLC.

“Class C Units” means Class C membership interests in Gold Flora LLC.

“Class D Units” means Class D membership interests in Gold Flora LLC.

“Class E Units” means Class E membership interests in Gold Flora LLC.

“Class F Units” means Class F membership interests in Gold Flora LLC.

“Closing Date” means the date on which the Closing actually occurs.

“Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder. Any reference herein to a specific section or sections of the Code, or regulations promulgated thereunder, shall be deemed to include a reference to all corresponding provisions of future law.

“LLCA” means the California Revised Uniform Limited Liability Company Act.

“Membership Interest” means collectively the Class A Units, the Class B Units, the Class C Units, the Class D Units, the Class E Units and the Class F Units.

“Warrant” means warrants to purchase Membership Interests of Gold Flora LLC.

1.2.	Interpretation; Construction

(a)

The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect the meaning or interpretation of this Agreement.

(b)	No summary of this Agreement prepared by a party hereto shall affect the meaning or interpretation of this Agreement.

(c)	Where a reference in this Agreement is made to an Article, Section or Exhibit, such reference shall be to an Article or Section of or Exhibit to this Agreement, unless otherwise indicated.

(d)	Where a reference in a Section of this Agreement is made to a clause, such reference shall be to a clause of such Section, unless otherwise indicated.

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(e)

The words “hereto,” “hereof,” “herein,” “hereunder” and “hereby” and words of similar import when used in this Agreement shall, unless otherwise indicated, refer to this Agreement as a whole and not to any particular provision of this Agreement.

(f)	Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” unless otherwise indicated.

(g)	All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person may require.

(h)	Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(i)	A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns.

(j)	A reference to any Law in this Agreement means such Law as amended, modified, codified, replaced or re-enacted, and all rules and regulations promulgated thereunder.

(k)

The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

THE MERGER

2.1. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger LLC shall be merged with and into Gold Flora LLC and the separate corporate existence of Merger LLC shall thereupon cease. Gold Flora LLC shall be the surviving entity in the Merger (sometimes referred to herein as the “Surviving Entity”), and the separate existence of Gold Flora LLC, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger, except as set forth in this Article II. The Merger shall have the effects specified in this Agreement and the Certificate of Merger (as defined herein).

2.2. Closing. The closing of the Merger (the “Closing”) will take place immediately following the Profits Interest Conversion but in any event following the satisfaction or, to the extent permissible under applicable Law, waiver in accordance with this Agreement of all of the conditions set forth in Article IV (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction at Closing or, to the extent permissible under applicable Law, waiver of those conditions).

2.3. Effective Time. Subject to the provisions of this Agreement, prior to the Closing, Gold Flora LLC, Merger LLC and Newco (and after the Amalgamation, Amalco) will jointly prepare, and as soon as practicable following the Profits Interest Conversion, Gold Flora LLC and Amalco will cause to be filed with the office of the Secretary of State of the State of California, a certificate of merger (the “Certificate of Merger”), in such form as is required by, and executed in accordance with, the applicable provisions of the LLCA and mutually acceptable to Gold Flora LLC and Amalco, and shall make all other filings and recordings required under the LLCA to be made in connection with the Merger. The Merger shall become effective upon the filing of the Certificate of Merger (the “Effective Time”).

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 2.4. Limited Liability Company Agreement. At the Effective Time, the limited liability company agreement of Gold Flora LLC shall be in such form as is required by, and executed in accordance with, the applicable provisions of the LLCA and mutually acceptable to Gold Flora LLC and Amalco and shall be the limited liability company agreement of the Surviving Entity (the “LLC Agreement”), until duly amended as provided therein and in accordance with applicable Law.

2.5. Manager. The manager of Gold Flora LLC immediately prior to the Effective Time shall be the initial manager of the Surviving Entity, to hold office until such manager’s successor has been duly elected or appointed and qualified or until such manager’s earlier death or resignation or removal in accordance with the LLC Agreement.

2.6. Officers. The officers, if any, of Gold Flora LLC immediately prior to the Effective Time shall be the initial officers, if any, of the Surviving Entity, each to hold office until such officer’s successor has been duly elected or appointed and qualified or until such officer’s earlier death or resignation or removal in accordance with the LLC Agreement.

2.7. Effect on Membership Interest. At the Effective Time, as a result of the Merger and without any action on the part of Gold Flora LLC, Amalco, Merger LLC, the holder of any Membership Interest or the sole member of Merger LLC:

(a) Merger Consideration. Each unit of Membership Interests issued and outstanding immediately prior to the Effective Time (other than issued and outstanding Membership Interest owned by Amalco, Merger LLC or any other direct or indirect wholly-owned subsidiary of Amalco immediately prior to the Effective Time), shall be automatically converted into the right to receive shares of common stock of the Continued Corporation. At the Effective Time, all of the Membership Interests (other than issued and outstanding Membership Interest owned by Amalco, Merger LLC or any other direct or indirect wholly-owned subsidiary of Amalco) shall cease to be outstanding, shall be cancelled and shall cease to exist and each of such Membership Interests shall convert into, and thereafter be deemed to represent, shares of common stock of the Continued Corporation (the “Shares”) as follows:

Each Class A Unit shall convert into 1.5233 Shares;

Each Class B Unit shall convert into 1.5233 Shares;

Each Class C Unit shall convert into 1.5233 Shares;

Each Class D Unit shall convert into 1.5233 Shares;

Each Class E Unit shall convert into 1.5233 Shares; and

Each Class F Unit shall convert into 1.5233 Shares.

(b) Cancellation without Merger Consideration. Each unit of Membership Interests issued and outstanding immediately prior to the Effective Time that is owned by Amalco, Merger LLC or any other direct or indirect wholly-owned subsidiary of Amalco immediately prior to the Effective Time shall be automatically cancelled and shall cease to exist, and no consideration will be delivered in exchange therefor.

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(c) Merger LLC. Each membership interest of Merger LLC issued and outstanding immediately prior to the Effective Time shall be automatically converted into one validly issued, fully paid and nonassessable Class C unit of the Surviving Entity.

(d) Fractional Shares. Notwithstanding anything to the contrary contained in this Agreement: (i) no fractional Shares shall be issued to any person pursuant to this Merger Agreement and no certificates or scrip for any such fractional Shares shall be issued; and (ii) any Person who would otherwise be entitled to receive a fractional Share (after aggregating all fractional Shares otherwise issuable to such Person) shall, in lieu of such fractional Share, be entitled to receive one Share.

(e) Dissenting Members. Notwithstanding anything to the contrary contained in this Agreement, any issued and outstanding Membership Interests held by persons who object to the Merger and comply with Sections 17711.01-17711.14 of the LLCA and any other applicable provision of the LLCA as in effect at the Effective Time of the Merger concerning the right of members of Gold Flora LLC to dissent from the Merger and demand payment of the fair value of their Membership Interests (the “Dissenting Members”) shall not be converted as described above, but shall become the right to receive such consideration as may be determined to be due to such Dissenting Member pursuant to Sections 17711.01-17711.14 of the LLCA.

2.8. Treatment of Warrants. At the Effective Time, each Warrant that is outstanding immediately prior to the Effective Time, shall be, by virtue of the Merger and without any action on the part of the holder thereof, or any other Person, be assumed by the Continued Corporation and shall be converted into a warrant to purchase Shares in accordance with the terms of such Warrants, as adjusted for the Gold Flora Exchange Ratio to preserve the relative economic rights of such Warrant.

2.9. Effect of Merger. The effect of the Merger shall be as set forth in the LLCA. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, the separate existence of Merger LLC shall cease and Surviving Entity shall succeed, without other transfer, act or deed, to all the rights and property, whether real, personal, or mixed, of Merger LLC, and shall be subject to all the debts and liabilities of Merger LLC in the same manner as if the Surviving Entity had itself incurred them, and all rights of creditors and all liens upon the property of each of the constituent limited liability companies shall be preserved unimpaired and may be enforced against the Surviving Entity to the same extent as if the debt, liability, or duty which gave rise to that lien had been incurred or contracted by the Surviving Entity, provided that such liens upon the property of Merger LLC shall be limited to the property affected thereby immediately prior to the Effective Time.

2.10. U.S. Tax Treatment. For U.S. federal income tax purposes, the parties to this Agreement intend that the Business Combination including, without limitation, the Amalgamation, the GF Investco Merger, the GF Investco2 Merger, and the Merger and certain other transactions related to the Arrangement, constitute a single integrated transaction qualifying as a tax-deferred contribution under Code Section 351(a) (the “Intended Tax Treatment”). No party shall take any action, fail to take any action, cause any action to be taken or cause any action to fail to be taken that could reasonably be expected to prevent the Intended Tax Treatment. Each party hereto agrees to act in good faith, consistent with the intent of the parties and the Intended Tax Treatment as set forth in this Section 2.10. Notwithstanding the foregoing, none of the parties to this Agreement makes any representation, warranty or covenant to any other party or to any holder of a Membership Interest of Gold Flora LLC (including, without limitation, holders of membership interests, options, warrants, debt instruments or other similar rights or instruments) regarding the U.S. tax treatment of the transactions contemplated by this Agreement.

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2.11. Withholding. The Continued Corporation and Gold Flora LLC and each of their respective agents shall be entitled to deduct or withhold from any consideration payable or otherwise deliverable to any person hereunder, such taxes or other amounts as the Continued Corporation or Gold Flora LLC and their respective agents determines are required to be deducted or withheld with respect to such payment under applicable law. To the extent that taxes or other amounts are so deducted or withheld, such deducted or withheld taxes or other amounts shall be treated for all purposes under this Agreement as having been paid to the person in respect of which such deduction or withholding was made, provided that such deducted or withheld amounts are actually remitted to the appropriate taxing authority in accordance with applicable law.

2.12. Necessary Further Actions. If, at any time after the date of this Agreement, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Entity with full right, title and possession to all assets, properties, rights, privileges, powers and franchises of Gold Flora LLC and Merger LLC, Gold Flora LLC, Newco (and after the Amalgamation, Amalco) and Merger LLC shall cause their respective directors, managers and officers, as applicable, to take all such lawful and necessary or desirable action, so long as such action is not inconsistent with this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of Gold Flora LLC. Gold Flora LLC hereby makes to Newco (and after the Amalgamation, Amalco) and Merger LLC the representations and warranties set forth in Schedule D to the Business Combination Agreement. Further, Gold Flora LLC shall timely send out all required notices regarding dissent rights under the LLCA.

3.2. Representations and Warranties of Newco (and after the Amalgamation, Amalco) and Merger LLC. Newco (and after the Amalgamation, Amalco) and Merger LLC hereby make to Gold Flora LLC the representations and warranties set forth in Schedule E to the Business Combination Agreement.

ARTICLE IV

CONDITIONS

4.1. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of Gold Flora LLC, Newco (and after the Amalgamation, Amalco) and Merger LLC to effect the Merger are subject to the satisfaction or waiver (to the extent permissible under applicable Law) at or prior to the Closing of the following condition:

(a) Satisfaction of Closing Conditions and Completion of the Arrangement. All conditions precedent set out in Article 6 of the Business Combination Agreement shall have been satisfied or waived (except where prohibited by law) by the applicable party, and the Arrangement shall have been completed in accordance with the terms and conditions of the Business Combination Agreement and the Plan of Arrangement prior to the Effective Time.

(b) U.S. Withholding Tax Certification. Gold Flora LLC shall have provided to Newco (and after the Amalgamation, Amalco), on or prior to the Closing Date, a duly executed certification of Gold Flora LLC in substantially the form attached hereto as Exhibit A that satisfies the requirements of Treasury Regulations section 1.897-2(h)(2) and Treasury Regulations section 1.1445-11T(d)(2)(i) and confirms that the Membership Interests do not constitute “United States real property interests” as defined in Code Section 897(c)(1), dated no more than thirty (30) days prior to the Closing Date.

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ARTICLE V

TERMINATION

5.1. Termination by Mutual Consent. This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after receipt of the requisite consent or vote of members of Gold Flora LLC or Merger LLC, by mutual written agreement of Gold Flora LLC and Newco (and after the Amalgamation, Amalco); provided that no such termination may be effected without the prior written consent of TPCO. This Agreement shall automatically terminate if the Business Combination Agreement is terminated in accordance with its terms.

5.2. Effect of Termination. In the event of the termination of this Agreement, and the abandonment of the Merger, pursuant to this Article V, this Agreement shall become void and of no effect with no liability to any Person on the part of any party hereto (or of any of its representatives or affiliates); provided, however, and notwithstanding anything in this Agreement to the contrary, the termination of this Agreement will not relieve any party hereto from liability for any willful and material breach of, or fraud in connection with, this Agreement. Nothing shall limit or prevent any party hereto from exercising any rights or remedies it may have under Section 6.8 in lieu of terminating this Agreement, and abandoning the Merger, pursuant to this ARTICLE V.

ARTICLE VI

MISCELLANEOUS AND GENERAL

6.1. Survival. None of the representations, warranties, covenants or agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the earlier of the termination of this Agreement and the Effective Time; provided, however, that those covenants and agreements contained in this Agreement that by their terms apply, or are to be performed in whole or in part, following the Effective Time (to the extent the Effective Time occurs) shall survive the Effective Time until fully performed.

6.2. Amendment. Except as otherwise expressly provided in this Agreement, this Agreement may be amended by the parties hereto at any time by execution of a written instrument by each of Gold Flora LLC, Newco (and after the Amalgamation, Amalco) and Merger LLC; provided, however, that (i) no such amendment may be effected without the prior written consent of TPCO, (ii) in the event that this Agreement has been duly adopted by the holders of Membership Interests, no amendment shall be made to this Agreement that requires the approval of the holders of Membership Interest under applicable Law without such approval and (iii) in the event that this Agreement has been duly adopted by the member of Merger LLC, no amendment shall be made to this Agreement that requires the approval of the member of Merger LLC under applicable Law without such approval.

6.3. Extension; Waiver. At any time and from time to time prior to the Effective Time, any party hereto (other than Newco (and after the Amalgamation, Amalco) with respect to Merger LLC or Merger LLC with respect to Newco (and after the Amalgamation, Amalco)) may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of another party hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any instrument delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party and shall be conditional upon receipt of prior written consent from TPCO. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.

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6.4. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement. For purposes of this Agreement, a facsimile or portable document format (pdf) signature will be considered an original signature. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered (by electronic communication, facsimile or otherwise) to the other parties.

6.5. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of California.

6.6. Consent to Jurisdiction. Each of the parties hereto (i) irrevocably and unconditionally consents and submits itself to the exclusive personal jurisdiction of the courts of the State of California and the United States District Courts in Orange County in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined only in any such court, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court and (v) waives any objection that it may now or hereafter have to the venue of any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any such court or that such action or proceeding was brought in an inconvenient forum, and agrees not to plead or claim the same. Each party hereto irrevocably agrees that any party hereto may make service on another party hereto by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 6.9; provided, that nothing in this Section 6.6 shall affect the right of any Person to serve legal process in any other manner permitted by Law.

6.7. WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH ACTION OR PROCEEDING (WHETHER BASED ON TORT, CONTRACT OR OTHERWISE). EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY; AND (D) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.7.

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6.8. Remedies(a) Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.

(b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at law or in equity.

6.9. Notices. Any notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, (c) immediately upon delivery by hand or (d) immediately upon facsimile or e-mail transmission (with a written or electronic confirmation of delivery) if sent during normal business hours of the recipient, or, if not sent during normal business hours of the recipient, then on the next Business Day, in each case to the intended recipient as set forth below:

If to Gold Flora LLC, to it at:

Gold Flora, LLC

3165 Red Hill Avenue

Costa Mesa, California 92626

Attention: Laurie Holcomb, Chief Executive Officer

Email: [***]

If to Newco (and after the Amalgamation, Amalco) or Merger LLC, to it at:

TPCO Holding Corp.

1550 Leigh Avenue

San Jose, California 95125

Attention: Troy Datcher and Colin Brown

E-mail: [***]

Any party to this Agreement may give any notice or other communication hereunder using any other means (including ordinary mail), but no such notice or other communication shall be deemed to have been duly delivered and received unless and until it is actually received by the party for whom it is intended. Any party to this Agreement may change any address or facsimile number to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner set forth in this Section 6.9.

6.10. Entire Agreement. Each of this Agreement and the Business Combination Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all other prior agreements, understandings, representations and warranties by or among the parties hereto, or any of them, whether written or oral, with respect to the subject matter hereof.

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6.11. No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than (i) the parties hereto and their respective successors and permitted assigns, and (ii) TPCO. For the avoidance of doubt, the parties expressly acknowledge and agree that TPCO is a third party beneficiary under this party with full rights of enforcement as if TPCO was party to this Agreement. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations or warranties are subject to waiver by the parties hereto in accordance with Section 6.3 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

6.12. Transfer Taxes. All transfer, documentary, sales, use, stamp, recording, registration and other such Taxes and fees (including penalties and interest thereon) incurred in connection with the Merger shall be paid by Newco (and after the Amalgamation, Amalco) or Merger LLC when due, and Newco (and after the Amalgamation, Amalco) and Merger LLC shall, at their own expense, properly file on a timely basis all necessary Tax Returns and other documentation with respect to any such Taxes.

6.13. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

6.14. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void; provided that it is agreed and acknowledged that, to the extent applicable, this Agreement may be assigned by Newco (and after the Amalgamation, Amalco) to the Continued Corporation by operation of Law pursuant to the Continuation. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

GOLD FLORA CORPORATION

By:
Name:	Troy Datcher
Title:	President

GOLD FLORA, LLC, by its manager Gold Flora Capital, LLC

By:
Name:	Laurie Holcomb
Title:	Manager

GOLDEN GRIZZLY BEAR LLC

By:
Name:	Troy Datcher
Title:	Manager

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Exhibit A

Notice of Non-USRPI Status

(see attached)

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GOLD FLORA CORPORATION

[Continued Corporation Address]

________ __, 2023

Director

INTERNAL REVENUE SERVICE

P.O. Box 409101

Ogden, UT 84409

To whom it may concern:

Pursuant to Treas. Reg. § 1.897-2(h)(2) and Temp. Treas. Reg. § 1.1445-11T(d)(2)(i), enclosed please find a copy of a Notice of Non-USRPI Status received by the undersigned Gold Flora Corporation, a corporation existing under the laws of Delaware (“Transferee”). The name and office address of the Transferee are described at the top of this letter. The Transferee’s U.S. taxpayer identification number is __-_______.

Very truly yours,

GOLD FLORA CORPORATION

By:
Name:
Title:

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GOLD FLORA, LLC

3165 Red Hill Avenue

Costa Mesa, California 92626

________ __, 2023

NOTICE OF NON-USRPI STATUS

Code Section 897 provides that a non-U.S. transferor of a “United States real property interest” as defined in Code Section 897(c)(1) (a “USRPI”) is liable for tax on such transfer. If it can be shown that the interest transferred is not a USRPI, then such non-U.S. transferor is not liable for tax on such transfer. A USRPI includes an interest in a domestic or foreign partnership in which fifty percent or more of the value of the gross assets consist of USRPIs or ninety percent or more of the value of the gross assets consist of USRPIs plus any cash or cash equivalents. To avoid U.S. tax withholding under Code Section 1445, the domestic or foreign partnership whose ownership interests are transferred may certify to the transferee that such domestic or foreign partnership’s ownership interests are not USRPIs. To inform the transferee, Gold Flora Corporation, a corporation organized under the laws of the Delaware (the “Transferee”) that interests in Gold Flora, LLC, a limited liability company existing under the laws of California and classified for U.S. federal income tax purposes as a partnership (the “Domestic Partnership”), that interests in the Domestic Partnership are not USRPIs in connection with the merger of Golden Grizzly Bear LLC, a limited liability company organized under the laws of California, a wholly-owned subsidiary of Transferee, and a disregarded entity for U.S. federal income tax purposes and the deemed exchange of membership interests in the Domestic Partnership for shares of Transferee stock by those persons identified on Schedule A as affixed hereto (collectively, the “Transferors”), the undersigned manager of the Domestic Partnership, hereby states and certifies on behalf of the Domestic Partnership that, as of the date of this statement:

(A)	This document is a Notice of Non-USRPI Status pursuant to the requirements of Treas. Reg. § 1.897-2(h)(2) and Temp. Treas. Reg. § 1.1445-11T(d)(2)(i).

(B)	The following information concerns the Domestic Partnership submitting this Notice:

Name: Gold Flora, LLC

Office Address:	3165 Red Hill Avenue Costa Mesa, California 92626
The Domestic Partnership’s U.S. taxpayer identification number is [***].

(C)	Information concerning each of the Transferors is contained on Schedule A, as affixed hereto.

(D)

Fifty percent (50%) or more of the value of the gross assets of the Domestic Partnership does not consist of USRPIs and ninety percent (90%) or more of the value of the gross assets of the Domestic Partnership does not consist of USRPIs plus cash and cash equivalents.

The Domestic Partnership understands that this notice may be disclosed to the IRS by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

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The undersigned manager of the Domestic Partnership declares, under penalties of perjury, that the undersigned manager has examined this notice and, to the best of the undersigned manager’s knowledge and belief, this notice is true, correct and complete. The undersigned manager further declares that the undersigned manager has authority to sign this notice on behalf of the Domestic Partnership.

GOLD FLORA, LLC, by its manager Gold Flora Capital, LLC

By:
Name:	Laurie Holcomb
Title:	Manager

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Schedule A

Information concerning Transferors

Name	Home/Office Address	U.S. SSN, EIN, ITIN or “None”

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APPENDIX D-1

HYPERION FAIRNESS OPINION

Hyperion Capital Inc.

200 Bay St., North Tower Suite 1200

Toronto, Ontario M5J 2J2

T: 416-627-8310

www.hyperioncap.com

February 21, 2023

TPCO Holding Corp.

1550 Leigh Avenue

San Jose, California

95125

To the Board of Directors and the Special Committee of TPCO Holding Corp.:

Hyperion Capital Inc. (“Hyperion” or “we”) understands that TPCO Holding Corp. (“TPCO” or the “Company”) has entered into a definitive arrangement agreement dated February 21, 2023 (the “Business Combination Agreement”) with Gold Flora, LLC (“Gold Flora”), Gold Flora Corporation (“Newco”), Stately Capital Corporation (“Stately”), and Golden Grizzly Bear LLC (“Golden” and, together with TPCO, Gold Flora, Newco and Stately, the “Parties”), whereby and among other matters,  (i) TPCO, Stately and Newco will amalgamate to form a new corporation (“Amalco”) and all common shares in the capital of TPCO (the “TPCO Shares”), Newco, and Stately, outstanding immediately prior to such amalgamation shall be cancelled in exchange for common shares in the capital of Amalco (each, an “Amalco Share”) pursuant to a court-approved plan of arrangement under Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “Act”) on the terms and subject to the conditions set forth in the Business Combination Agreement and the plan of arrangement appended thereto (the “Arrangement”), and (ii) Amalco will acquire all of the issued and outstanding membership units of Gold Flora  (each, a “Gold Flora Unit”) by way of a merger involving Golden, , and Gold Flora on the terms and conditions set forth in the agreement and plan of merger (the “Agreement and Plan of Merger”) dated February 21, 2023 (the “Merger” and together with the Arrangement, the “Transaction”).

Pursuant to the Transaction, (i) each TPCO Share (other than any TPCO Shares in respect of which holders shall have validly exercised their dissent rights under the Act) shall be exchanged for an Amalco Share (the “Consideration”), and (ii) each Gold Flora Unit shall be exchange for 1.5233 Amalco Shares.

The Parties have determined and agreed to a value of US$0.98 per Amalco Share upon completion of the Arrangement. Upon completion of the Transaction, former holders of TPCO Shares will hold approximately 49% of the Amalco Shares and former holders of Gold Flora Units will hold approximately 51% of the Amalco Shares.

We understand that the Transaction is subject to a number of terms and conditions, as set out in the Business Combination Agreement, including approval by the Supreme Court of British Columbia and the approval by resolution (the “Transaction Resolution”) of at least (i) two-thirds of the votes cast by shareholders of TPCO, voting together as a single class, at the Special Meeting (as defined below) and (ii) if required under applicable laws, pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”), the majority of the votes cast at the Special Meeting by the holders of TPCO Shares excluding the votes of Shareholders (as defined below) whose votes are required to be excluded for the purposes of “minority approval” pursuant to MI 61-101, and (iii) any other shareholder approvals required by Neo Exchange Inc. (“NEO”).

We also understand that all of the material facts concerning the Transaction and relating to the Amalco Shares, as well as the associated risks and the terms and conditions of the Arrangement and the Business Combination Agreement, will be described in a management information circular of the Company (the “Circular”) being prepared by the Company in connection with a special meeting (the “Special Meeting”) of holders of the TPCO Shares (the “Shareholders”), at which Shareholders will be asked to adopt the Transaction Resolution.

D-1

In addition, we understand that the directors and officers of the Company, as well as certain other Shareholders (collectively, the “Supporting Shareholders”) holding TPCO Shares representing in the aggregate approximately 11.0% of the voting power of the issued and outstanding TPCO Shares have entered into voting support and lock-up agreements (the “Voting Support and Lock-Up Agreements”) in connection with the Transaction. Pursuant to the Voting Support and Lock-Up Agreements, the Supporting Shareholders have agreed, among other things and subject to certain conditions, to vote their TPCO Shares in favour of the Transaction Resolution at the Special Meeting.

This Opinion has been prepared in accordance with the disclosure standards for formal valuations and fairness opinions of the New Self-Regulatory Organization of Canada (the “New SRO”) but the New SRO has not been involved in the preparation or review of this Opinion. For clarity, this Opinion is not a formal valuation (within the meaning of MI 61-101) or appraisal of the securities or assets of the Company, Gold Flora, Stately or Newco or any of their respective affiliates. See “Assumptions and Limitations” for further information.

All dollar amounts herein are expressed in United States dollars.

Engagement of Hyperion

On July 1, 2022, the Company contacted Hyperion to discuss a potential engagement to review potential strategic transactions. On July 14, 2022, the Company engaged Hyperion to act as its financial advisor to review potential strategic transactions. Hyperion and the Company confirmed the terms of such engagement pursuant to a letter agreement dated July 14, 2022, as subsequently amended on January 18, 2023 (the “Engagement Agreement”).

Pursuant to the Engagement Agreement, the Board of Directors has asked for Hyperion’s written opinion (this “Opinion”) as to whether, as of the date hereof, the Consideration to be received by the Shareholders pursuant to the Transaction is fair, from a financial point of view, to the Shareholders. The effective date of this Opinion is February 21, 2023. Hyperion has not been asked to prepare and has not prepared a formal valuation of the Company, or a valuation of any of the securities or assets of the Company and this Opinion should not be construed as such. We have not been requested to opine as to, and this Opinion does not in any manner address, the underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to other potential strategies or transactions that may be available to the Company.

Hyperion has been paid a fixed fee upon delivery of this Opinion, which is not contingent upon completion of the Transaction or any other transaction. The Company has also agreed to pay us an additional fee upon completion of the Transaction or any other transaction, whether with Newco, Gold Flora and/or Stately or any other third party, involving a direct or indirect sale or disposition of the business, operations, assets or shares of the Company. In addition, the Company has agreed to reimburse Hyperion for its reasonable expenses (including the fees, disbursements and taxes of our external legal counsel) and to indemnify Hyperion and its representatives in respect of certain liabilities that might arise out of our engagement.

Hyperion understands that, subject to the terms of the Engagement Agreement and providing our separate written consent, this Opinion will be referred to, and a summary thereof will be included, in the Circular and a copy of this Opinion will be attached to the Circular.

Relationship with Interested Parties

Hyperion is not an insider, associate or affiliate (as each such term is defined in the Securities Act (Ontario)) (the “Securities Act”) of either the Company, Gold Flora, Stately or Newco or any of their respective subsidiaries, associates or affiliates (collectively, the “Interested Parties”), nor is it a financial advisor to any Interested Party or any other person in connection with the Transaction, with the exception of the Company, which has engaged Hyperion as its financial advisor. Without limiting the generality of the preceding sentence, Hyperion has not provided any financial or other advice to any of the Shareholders, as applicable, in connection with their entering into of the Voting Support and Lock-Up Agreements, as applicable.

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As we have advised the Company, except for the Engagement Agreement, during the two years preceding the date of this Opinion, we have not been engaged by, performed any services for or received any compensation from the Company, Gold Flora, Newco or Stately or any of their respective affiliates other than in respect of  (i) the engagement by Gold Flora to act as its financial advisor in the acquisition of DJSTPNV, LLC, a Nevada limited liability company, MSAA Holly LLC, a California limited liability company, VC Hollister LLC, a California limited liability company, J Smith Holdings LLC, a California limited liability company, Higher Level of Care Hollister, Inc., a California corporation, and Higher Level of Care Seaside, a California corporation, in October 2021 and (ii) the engagement by Gold Flora to act as its financial advisor in the acquisition of Ambassador Assets, LLC, a California limited liability company, Captain Kirk Services, Inc., a California corporation, dba Airfield Supply Co., and Runway Services, Inc. in December 2021. In addition, Hyperion was engaged by Stately as financial advisor in connection with its sale to Gold Flora in January 2021. Except for the Engagement Agreement, there are no understandings, agreements or commitments between Hyperion and any of the Interested Parties with respect to any current or future business dealings which would be material to this Opinion.

Following the effective date of the Transaction, Hyperion may, in the ordinary course of business, provide financial advisory services to one or more of the Interested Parties from time to time.

Credentials of Hyperion

Hyperion is an independent advisory firm that offers advice on mergers and acquisitions and corporate restructurings. Hyperion’s principals have extensive experience working at leading bank-owned and independent investment banks where they served diverse industries including cannabis, healthcare, financial services, technology and agriculture. They have extensive experience providing advisory services on complex, transformative transactions and related capital markets activity.

Scope of Review

For purposes of this Opinion, we have reviewed or relied upon:

a.	the Business Combination Agreement and all exhibits and schedules thereto, including, without limitation, the Plan of Arrangement;

b.	the Agreement and Plan of Merger;

c.

the Voting Support and Lock-Up Agreements, Voting Support Agreements, and Support Agreement pertaining to TPCO, Gold Flora, Stately Capital Corporation, Hadron Healthcare and Consumer Special Opportunities Master Fund, and Hadron Healthcare Master Fund;

d.

The Amendment No. 1 dated as of February 21, 2023 to the Securities Purchase Agreement dated as of November 5, 2021, including the Form of Amended and Restated 8.0% Convertible Debenture issued by Gold Flora, LLC in favour of Hadron GF Holdco, Inc.;

e.

The Amendment No. 1 dated as of February 21, 2023 to the Securities Purchase Agreement dated as of February 2, 2022, including the Form of Amended and Restated 8.0% Convertible Debenture issued by Gold Flora, LLC in favour of Hadron GF Holdco, Inc.;

f.	the Loan and Security Agreement;

g.	the Pledge and Security Agreement;

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h.	the Gold Flora Subscription Agreement between TPCO and Gold Flora;

i.	the Company’s Disclosure Letter dated February 21, 2023 delivered to Gold Flora pursuant to the Business Combination Agreement;

j.	Gold Flora’s Disclosure Letter dated February 21, 2023 delivered to the Company pursuant to the Business Combination Agreement;

k.

publicly available documents regarding the Company, including its annual and quarterly reports, financial statements, annual information forms, management information circulars, recent press releases, material change reports and other public documents and filings deemed relevant that have been filed by or on behalf of the Company, as applicable, on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com;

l.	Gold Flora draft audited financials for the year ended 2021 and unaudited financials for the first nine months of 2022;

m.	Gold Flora audited financials for the years ended 2019 and 2020 and Captain Kirk Services, Inc. (d/b/a Airfield Supply Company) audited financials for the years ended 2019, 2020 and 2021;

n.	access to electronic data rooms prepared by the Company and Gold Flora;

o.	discussions with the Company’s senior management concerning the Company’s financial condition, the industry and its future business prospects;

p.	discussions with Gold Flora’s senior management concerning Gold Flora’s financial condition, the industry and its future business prospects;

q.	financial projections provided by management of the Company for the calendar years 2022 through 2024, and discussions surrounding longer-term business and growth prospects;

r.	financial projections provided by management of Gold Flora for the calendar years 2022 through 2024, and discussions surrounding longer-term business and growth prospects;

s.	certain other internal financial, operational and corporate information prepared or provided by the Company and Gold Flora’s management;

t.	discussions with the Company’s and Gold Flora’s executive teams;

u.	discussions with the Company’s legal counsel relating to legal matters including with respect to the Business Combination Agreement;

v.	select public market trading statistics and relevant financial information in respect of the Company, Gold Flora and other comparable public entities considered by Hyperion to be relevant;

w.	selected financial statistics and relevant financial information with respect to relevant precedent transactions;

x.	meetings with officers of the Company and Gold Flora concerning past and current operations and financial conditions and the prospects of the Company and Gold Flora;

y.

representations contained in certificates, addressed to Hyperion and dated the date hereof, from senior officers of the Company as to the completeness and accuracy of the information upon which this Opinion is based and certain other matters; and

z.	such other corporate, industry, economic, and financial market information, investigations and analyses as Hyperion considered necessary or appropriate at the time and in the circumstances.

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In preparing this Opinion, to the best of our knowledge, the Company did not deny access to any information requested by us.

Assumptions and Limitations

This Opinion is subject to the assumptions, qualifications and limitations set forth below. With the Company’s permission, we have assumed and relied upon, without independent verification, the accuracy, completeness and fair presentation of all financial and other information, data, advice, opinions and representations supplied or otherwise made available to us by or on behalf of the Company, including the information and discussions referred to above under the heading “Scope of Review”. Hyperion did not meet with the Company’s auditors or any other third party to verify any such information.

With respect to any forecasts, projections, estimates and/or budgets, we have assumed that they were reasonably prepared on a basis reflecting the best currently available estimates, assumptions and good faith judgments of the management of the Company and that such forecasts, projections, estimates and/or budgets were prepared or reviewed using the assumptions identified therein and that such assumptions are (or were at the time) reasonable in the circumstances. We express no opinion with respect to the forecasts, projections, budgets or the assumptions upon which they are based, although we note that the preparation of any future-oriented financial information involves the application of management’s subjective judgements about future conditions and is inherently subject to uncertainty. Actual results will likely be different from the results implied by the forecasts and any such differences could be material. We have not made any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, Gold Flora, Stately or Newco, nor have we been furnished with any such evaluation or appraisal.

We have assumed that the Transaction will be consummated in accordance with the terms set forth in the Business Combination Agreement and the Agreement and Plan of Merger, the representations and warranties of the parties to the Business Combination   Agreement and the Agreement and Plan of Merger contained therein are true and correct in all material respects, such parties will each perform all of the respective covenants and agreements to be performed by them under the Business Combination  Agreement and the Agreement and Plan of Merger, and  all conditions to the obligations of such parties as specified in the Business Combination  Agreement and the Agreement and Plan of Merger will be satisfied or waived, without waiver or modification of any terms or conditions the effect of which would be in any way meaningful to our financial analysis.

We have further assumed that all shareholder, governmental, regulatory, stock exchange, court and other consents and approvals necessary for the consummation of the Transaction will be obtained and, that in connection with any necessary approvals and consents, no limitations, restrictions or conditions will be imposed that would have an adverse effect on the Company, Gold Flora, Stately or Newco or the Transaction or that would be in any way meaningful to our financial analysis.

We are not legal, regulatory, accounting or tax experts and have relied on the assessments made by the Company, Gold Flora, Stately or Newco and their respective advisors with respect to all such matters. In rendering our Opinion, we express no view as to the likelihood that the conditions to the completion of the Transaction will be satisfied or waived.

D-5

The Company has represented to us, in a certificate of two senior officers of the Company dated the date hereof, that (i) the financial and other information, data, advice, opinions, representations and other material (financial or otherwise) provided to us orally by or on behalf of the Company, or in writing by or on behalf of the Company or any of its subsidiaries (as defined in National Instrument 45-106 – Prospectus Exemptions) or any of its or their representatives in connection with our engagement, including the written information and discussions concerning the Company, Gold Flora, Stately or Newco referred to above under the heading “Scope of Review” (collectively, the “Information”), (A) in respect of the Company or any of its subsidiaries, was, at the date the Information was provided to us, and is as of the date hereof, complete, true and correct in all material respects, and did not and does not contain a misrepresentation (as defined in the Securities Act), and (B) in respect of Gold Flora, Stately or Newco or any of their subsidiaries, to the best of their knowledge, was, at the date the Information was provided to us, and is as of the date hereof, complete, true and correct in all material respects, and did not and does not contain a misrepresentation (as defined in the Securities Act), (ii) since the dates on which the Information was provided to us, except as has been disclosed in writing to us, (A) there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company and its subsidiaries, taken as a whole, and there has been no change in any material fact or any material element of any of the Information or any new material fact, any of which is of a nature as to render any portion of the Information untrue or misleading in any material respect or which could reasonably be expected to have a material effect on this Opinion, and (B) to the best of their knowledge, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of Gold Flora, Stately or Newco and their subsidiaries, taken as a whole, and there has been no change in any material fact or any material element of any of the Information or any new material fact, any of which is of a nature as to render any portion of the Information untrue or misleading in any material respect or which could reasonably be expected to have a material effect on this Opinion, and (iii) based on their understanding of the assumptions used, procedures adopted and scope of the review undertaken, they have no knowledge of any facts not contained in or referred to in the Information that could reasonably be expected to affect this Opinion, including the assumptions used, the procedures adopted, the scope of the review undertaken or the conclusion reached by us.

This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this Opinion, and we do not have any obligation to update, revise, or reaffirm this Opinion. Without limiting the generality of the foregoing, the ongoing COVID-19 pandemic and other recent unanticipated and significant macroeconomic factors have together contributed to extraordinary equity market volatility, which has affected the market prices of the TPCO Shares. If those factors persist, they could also affect the values of the TPCO Shares, and the impact could differ significantly between the Company and Gold Flora.

This Opinion addresses only the fairness to the Shareholders, from a financial point of view, of the Consideration to be received by Shareholders pursuant to the Transaction. We are not expressing any view or opinion as to any other terms or aspect of the Transaction, including the form, terms or conditions of the Business Combination  Agreement, the Voting Support and Lock-Up Agreements, or any other agreement or instrument entered into or amended in connection with the Transaction. We have not been asked to prepare, and have not prepared, an independent evaluation, “formal valuation” (within the meaning of MI 61-101) or appraisal of the securities or assets of the Company, Gold Flora, Stately or Newco or any of their respective affiliates, nor were we provided with any such evaluations, valuations or appraisals. Except as set forth above under “Scope of Review”, we did not conduct any physical inspection of the properties or facilities of the Company, Gold Flora, Stately or Newco. This Opinion does not address the relative merits of the Transaction as compared to other business strategies or potential transaction opportunities that may be available to the Company or the Shareholders. We are also not expressing any view or opinion as to the impact of the Transaction on the solvency or the viability of the Company, Gold Flora, Stately or Newco or their respective ability to pay their obligations when they come due. We also express no view or opinion regarding any legal, regulatory, accounting, insurance, tax, environmental, executive compensation, corporate governance or other matters that may be relevant to any evaluation of the Transaction.

This Opinion has been provided to the Board of Directors (including the M&A committee of the Board of Directors (the “Special Committee”)) for its exclusive use in considering the Transaction and may not be published, disclosed to or relied upon any other person, or used for any other purpose, without our prior written consent. This Opinion is not intended to be and does not constitute a recommendation to the Board of Directors as to whether they should approve the Business Combination Agreement, nor as a recommendation to any Shareholder as to how to vote on the Transaction Resolution at the Special Meeting, nor as an opinion or advice concerning the trading price or value of any securities of the Company, Gold Flora, Stately or Newco at any time, including following the announcement or completion of the Transaction.

D-6

This Opinion is given as of the date hereof, and, although we reserve the right to change or withdraw this Opinion if we learn that any of the information that we relied upon in preparing this Opinion was inaccurate, incomplete or misleading in any material respect, we disclaim any obligation to change or withdraw this Opinion, to advise any person of any change that may come to our attention or to update this Opinion after the date of this Opinion.

The preparation of a fairness opinion is a complex process and is not necessarily capable of being partially analyzed or summarized. Hyperion believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create an incomplete view of the process underlying this Opinion. This Opinion should be read and considered in its entirety.

Approach to Financial Fairness

In connection with this Opinion, Hyperion has performed a variety of financial and comparative analyses. In arriving at this Opinion, Hyperion has not attributed any particular weight to any specific analysis or factor, but rather has made qualitative judgments based on our experience in rendering such opinions and on the circumstances and Information as a whole.In the context of this Opinion, we considered, among other things, the following methodologies:

a.	trading and historical share price analysis;

b.	consideration analysis;

c.	precedent transaction analysis;

d.	comparable companies trading analysis; and

e.	certain other qualitative factors.

Trading and Historical Share Price Analysis

Hyperion reviewed the trading history of TPCO on the NEO, taking into consideration the historical exchange ratio, relative performance, 52-week intraday low to high per share trading price ranges, and other market statistics Hyperion deemed relevant in our analysis of the Transaction.

Consideration Analysis

Hyperion applied certain analysis methodologies to Gold Flora in order to analyze the value of the Amalco Shares comprising the Consideration under the Business Combination  Agreement. Hyperion relied on management projections and Hyperion’s analysis with respect to, among other things, the forecasted revenue and EBITDA of Gold Flora. Hyperion then reviewed public market trading statistics of Multi-State Operator and Single State Operator cannabis companies comparable to Gold Flora. Estimated financial data for the selected comparable companies was based on publicly available research, analysts’ estimates and public disclosure by the selected companies.

Precedent Transaction Analysis

The precedent transaction analysis considers transaction multiples paid in the context of the purchase or sale of public companies. Hyperion reviewed publicly available information in connection with approximately 30 transactions involving the acquisition of cannabis companies. Hyperion primarily relied on the implied enterprise value (“EV”) of the targets as compared to actual revenue on a last twelve months basis and forecasted revenue on a next twelve months basis and considered these multiples to be the most relevant metrics for TPCO in the context of the Transaction. Hyperion also reviewed premiums to market prices paid to shareholders of target companies in select change of control transactions considered by Hyperion to be relevant and compared those to the premium represented by the Consideration, calculated with reference to the volume weighted average price of the TPCO Shares for the 20-day period ending on February 17, 2023, as well as closing prices of the TPCO Shares on the NEO on February 17, 2023.

D-7

Comparable Companies Trading Analysis

Hyperion compared public market trading statistics of TPCO to corresponding data from selected publicly-traded cannabis companies that Hyperion considered relevant (the “Comparable Companies Trading Analysis”). Hyperion considered the multiples of EV / 2023 Forecasted Revenue, EV / 2024 Forecasted Revenue, EV / 2023 Forecasted EBITDA, and EV / 2024 Forecasted EBITDA to be the most relevant metrics for purposes of the Comparable Companies Trading Analysis. Hyperion examined such multiples of each of the comparable companies and then compared those multiples to the same multiples of TPCO and Gold Flora.

Certain Other Qualitative Factors

Hyperion considered other qualitative factors with respect to the Transaction, including but not limited to the strategic fit of TPCO’s assets within Gold Flora’s asset portfolio and the capital market profile of the combined company including liquidity, access to capital and future prospects.

Conclusion

Based upon and subject to the foregoing, including the assumptions, limitations and qualifications set forth herein and such other matters as Hyperion considered relevant, Hyperion is of the opinion that, as of the date hereof, the Consideration to be received by the Shareholders pursuant to the Transaction is fair, from a financial point of view, to the Shareholders.

Yours very truly,

/s/ Hyperion Capital Inc.

Hyperion Capital Inc.

D-8

APPENDIX D-2

INFOR FINANCIAL FAIRNESS OPINION

INFOR Financial Inc. 200 Bay Street, Suite 2350 Toronto, ON M5J 2J2

February 20, 2023

The Special Committee of the Board of Directors

TPCO Holding Corp.

1550 Leigh Avenue

San Jose, CA 95125

To the Special Committee of Independent Members (the “Special Committee”) of the Board of Directors (the “Board”) of TPCO Holding Corp. and the Board:

INFOR Financial Inc. (“INFOR Financial”, “we” or “us”) understands that TPCO Holding Corp. (“TPCO” or the “Corporation”) is contemplating entering into a definitive agreement (the “Business Combination Agreement”) with Gold Flora, LLC (“Gold Flora”), Gold Flora Corporation (“Newco”), Stately Capital Corporation (“Stately”), and Golden Grizzly Bear LLC (“Merger Sub”), which provides for, among other things, (i) the amalgamation of Newco, TPCO and Stately to form a new corporation (“Amalco”), and (ii) a reverse triangular merger involving Amalco, Merger Sub and Gold Flora.  (such transactions, collectively, the “Transaction”).

The parties to the Transaction intend to carry out the Transaction by way of a statutory plan of arrangement under Part 9, Division 5 of the Business Corporations Act (British Columbia) and the regulations made thereunder, as amended (the “BCBCA”), on the terms and subject to the conditions set out in a plan of arrangement (the “Arrangement”) and an agreement and plan of merger (the “Agreement and Plan of Merger”) pursuant to the provisions of the California Revised Uniform Limited Liability Company Act, as amended.

The Transaction

Pursuant to the Transaction, (i) the holders (the “TPCO Shareholders”) of outstanding common shares in the capital of TPCO (“TPCO Shares”) shall receive as consideration (the “Consideration”) for their TPCO Shares, one (1) common share in the capital of Amalco (the “Amalco Shares”) for each TPCO Share held, subject to adjustment in certain circumstances as contemplated in the Business Combination Agreement and as more specifically provided for in the Arrangement, and (ii) the holders of issued and outstanding membership interests and units in the capital of Gold Flora (the “Gold Flora Membership Units”)shall receive as consideration for each Gold Flora Membership Unit held, 1.5233 Amalco Shares, subject to adjustment in certain circumstances as contemplated in the Business Combination Agreement and Agreement and Plan of Merger. It is contemplated that, upon completion of the Transaction, former TPCO Shareholders shall collectively own approximately 49% of the Amalco Shares and former holders of Gold Flora Membership Units shall collectively own approximately 51% of the Amalco Shares.

As part of the Transaction and immediately prior to closing of the Transaction, INFOR Financial understands that TPCO shall complete a subscription of membership units into Gold Flora for gross proceeds of approximately US$20 million (the “Concurrent Financing”). It is INFOR Financial’s understanding that the primary purpose of the Concurrent Financing is to ensure that certain convertible debentures of Gold Flora (the “Gold Flora Debentures”) will convert into Gold Flora Membership Units at a price per Gold Flora Membership Unit of US$1.50 in accordance with the terms and conditions of the agreements and instruments governing such Gold Flora Debentures. Furthermore, in connection with the Transaction, it is INFOR Financial’s understanding that TPCO has agreed to make available to Gold Flora a line of credit of up to US$5 million, which shall bear interest at 10% per annum and which is expected to be forgiven following the completion of the Transaction.

D-2-1

We understand that, in the aggregate, parties holding or controlling approximately 11% of the TPCO Shares, directly or indirectly (collectively, the “Locked-up Shareholders”), have executed voting support agreements (the “Voting Support Agreements”) pursuant to which the Locked-up Shareholders will agree to vote all of their TPCO Shares in favour of the Transaction at a special meeting of the TPCO Shareholders to approve the Transaction (the “Special Meeting”). Pursuant to the Voting Support Agreements, the Locked-up Shareholders have agreed to vote in favour of the approval, consent, ratification and adoption of the resolution approving the Transaction and the transactions contemplated by the Business Combination Agreement (and any actions required for the consummation of the transactions contemplated by the Business Combination Agreement). In the event that the Transaction is terminated in accordance with its terms, we understand that the obligations under each of the Voting Support Agreements will automatically terminate.

The Transaction is subject to certain conditions, including, without limitation, approval by at least two-thirds of the votes cast by TPCO Shareholders present in person or by proxy at the Special Meeting.

You have requested INFOR Financial’s opinion (the “Opinion”) with respect to the fairness of the Consideration, from a financial point of view, to the TPCO Shareholders. This Opinion is provided pursuant to a letter agreement between INFOR Financial and the Corporation dated January 18, 2023 (the “Engagement Agreement”). In that regard, pursuant to the Engagement Agreement, at the request of the Special Committee of TPCO, INFOR Financial verbally delivered on February 20, 2023 the Opinion to the Special Committee and the Board based upon and subject to the scope of review, analyses, assumptions, limitations, qualifications and other matters described herein. This Opinion provides the same opinion, in writing, as that given orally by INFOR Financial on February 20, 2023. This Opinion has been prepared in accordance with the disclosure standards for formal valuations and fairness opinions of the New Self-Regulatory Organization of Canada (the “New SRO”) but the New SRO has not been involved in the preparation or review of this Opinion.

INFOR Financial Engagement and Background

The Special Committee of TPCO first contacted INFOR Financial on December 19, 2022 regarding a possible engagement of INFOR Financial in connection with the Transaction. TPCO formally engaged INFOR Financial on January 18, 2023 pursuant to the Engagement Agreement solely to deliver the Opinion. INFOR Financial will receive a fee from TPCO for the delivery of the Opinion. In addition, INFOR Financial is to be reimbursed for its reasonable out-of-pocket expenses and is to be indemnified by TPCO as described in the indemnity that forms part of the Engagement Agreement. The fees payable to INFOR Financial by TPCO in respect of the delivery of the Opinion are not contingent upon the conclusions reached by INFOR Financial herein or the consummation of the Transaction.

Independence of INFOR Financial

None of INFOR Financial, its affiliates or associates, is an insider, associate or affiliate (as such terms are defined in the Securities Act (Ontario) (the “Act”)) of TPCO, Gold Flora or Stately (the “Interested Parties”), or any of their respective associates or affiliates. INFOR Financial has been retained by TPCO to provide the Opinion to the Special Committee of TPCO and the Board in respect of the Transaction and is not acting as an advisor, financial or otherwise, to TPCO or Gold Flora or any of their respective associates or affiliates in connection with the Transaction or any other transaction.

INFOR Financial has neither provided financial advisory services nor participated in any financings involving TPCO, Gold Flora or Stately over the past 24 months.

INFOR Financial acts as a trader in major financial markets and, as such, may have had and may in the future have long or short positions in the securities of the Corporation or any of their respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it receives or may receive commission.

INFOR Financial has not entered into any other agreements or arrangements with any Interested Party with respect to any future dealings. INFOR Financial may however, in the ordinary course of its business, provide financial advisory or investment banking services to one or more of the Interested Parties from time to time.

D-2-2

Credentials of INFOR Financial

INFOR Financial is an independent investment bank that offers advice on mergers and acquisitions, capital raises and corporate restructurings. INFOR Financial’s principals have extensive experience working at leading accounting firms, law firms, asset management firms and both independent Canadian and global bank owned investment dealers where they served diverse industries including financial services, technology, media and communications, healthcare, industrials, and metals and mining. They have extensive experience providing advisory services on complex, transformative transactions and related capital markets activity.

Scope of Review

For the purpose of preparing the Opinion, INFOR Financial has analyzed financial, operational and other information relating to TPCO and Gold Flora, including information derived from meetings and discussions with the management of TPCO. Except as expressly described herein, INFOR Financial has not conducted any independent investigations to verify the accuracy and completeness thereof.

In connection with rendering the Opinion, INFOR Financial has reviewed and relied upon, among other things, the following:

−	The non-binding Letter of Intent entered into between TPCO and Gold Flora dated December 1, 2022;
−	A draft of the final form of the Business Combination Agreement provided on February 15, 2023;
−	A draft of the final form of the Plan of Arrangement provided on February 15, 2023;
−	A draft of the final form of the TPCO Disclosure Letter provided on February 15, 2023;
−	A draft of the final form of the Gold Flora Disclosure Letter provided on February 15, 2023;
−	A draft of the final form of the TPCO Voting Support and Lock-Up Agreements provided on February 15, 2023;
−	A draft of the final form of the Gold Flora Voting Support and Lock-Up Agreements provided on February 15, 2023;
−	A draft of the final form of the Stately Voting Support Agreement provided on February 15, 2023;
−	A draft of the final form of the Support Agreement from certain shareholders of Gold Flora provided on February 15, 2023;
−	A draft of the final form of the Concurrent Financing Documents (and supporting documents) provided on February 15, 2023;
−	A draft of the final form of the Loan and Security Agreement (and supporting documents) provided on February 15, 2023;
−	A draft of the final form of certain debenture amendment and related securities agreements;
−

Public filings submitted by TPCO filed on the Electronic Data Gathering, Analysis, and Retrieval system at www.sec.gov/edgar and the System for Electronic Document Analysis and Retrieval at www.sedar.com since its public listing;

−	Internally prepared financial statements of TPCO for the year ended December 31, 2022;
−	Audited consolidated financial statements of TPCO for the year ended December 31, 2021;
−	Management’s discussion and analysis of the financial condition and results of the operations of TPCO for the year ended December 31, 2021;
−	Unaudited interim consolidated financial statements of TPCO for the three and nine months ended September 30, 2022;
−	Management’s discussion and analysis of the financial condition and results of the operations of TPCO for three and nine months ended September 30, 2022;
−	Modification Agreement between TPCO and ROC Nation LLC dated December 29, 2022;
−	Termination Agreement between TPCO and SC Branding, LLC dated December 29, 2022;
−	Services Agreement between TPCO and SC Branding, LLC dated December 29, 2022;
−	Audited consolidated financial statements of Gold Flora for the year ended December 31, 2020;

D-2-3

−	Draft audited consolidated financial statements of Gold Flora for the year ended December 31, 2021;
−	Draft interim financial statements of Gold Flora for the nine months ended September 30, 2022;
−	Financial model showing pro-forma combined financial metrics on a historical and forecasted basis;
−	Certain internal operational, strategic, financial and other information prepared or provided by TPCO management in respect of both TPCO and Gold Flora;
−	Selected research reports prepared by equity research analysts on comparable publicly traded companies;
−	Discussions with the senior management team of TPCO regarding the Corporation’s assets, operations, business plan and the Corporation’s financial position and prospects;
−

Representations contained in an officers’ certificate (the “Certificate”), addressed to INFOR Financial and dated as of the date hereof, from the Chief Executive Officer and the Chief Financial Officer of TPCO as to the completeness and accuracy of the information upon which this Opinion is based and certain other matters; and

−	Such other corporate, industry, economic and financial market information, investigations and analyses as INFOR Financial considered necessary or appropriate in the circumstances.

INFOR Financial has not, to the best of its knowledge, been denied access by TPCO to any information requested. INFOR Financial did not meet with the auditors of TPCO or Gold Flora and has assumed the accuracy and fair presentation of the audited and unaudited consolidated financial statements of those parties and, as applicable, the reports of the auditors thereon.

Prior valuations

The Corporation has represented to INFOR Financial that there have not been any prior valuations (as defined in Canadian Securities Administrators’ Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions) of the Corporation or its material assets or its securities in the past 24-month period, and that no such valuation or appraisal has been commissioned, or is in the course of preparation, by TPCO or Gold Flora or any of their subsidiaries.

Assumptions and Limitations

With the approval of the Board and the Special Committee, and as is provided for in the Engagement Agreement, INFOR Financial has relied upon the completeness, accuracy and fair presentation of all of the financial information, business plans, forecasts and other information, data, representations and other material obtained by us from public sources or provided to INFOR Financial regarding TPCO, the Transaction, directly or indirectly, orally or in writing, by TPCO, its subsidiaries, associates and/or affiliates (with affiliates, subsidiaries and associates having the meanings ascribed to such terms in the Act) and/or any of their respective agents, advisors, consultants and representatives or otherwise obtained by us for the purpose of preparing the Opinion (collectively, the “Information”). The Opinion is conditional upon the completeness, accuracy, and fair presentation of the Information. Subject to the exercise of professional judgment and except as expressly described herein, we have not attempted to verify independently the completeness, accuracy, or fair presentation of any of the Information or investigated whether any changes have occurred to the facts set out or referred to in the Information subsequent to the date thereof.

With respect to the financial budget, forecasts and other future oriented financial information of TPCO and Gold Flora, upon the advice of TPCO, we have assumed that such projections, forecasts and other future oriented financial information have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management team of TPCO and Gold Flora at the time that they were prepared or delivered, except to the extent updated by more current information provided to us by the management team of TPCO. We express no independent view as to the reasonableness of such financial budgets, forecasts, and other future oriented financial information of TPCO or Gold Flora, or the assumptions on which they are based.

D-2-4

We have also assumed that all of the representations and warranties contained in the Business Combination Agreement are correct as of the date hereof and that the Transaction will be completed substantially in accordance with its terms and all applicable laws, and the accompanying management proxy circular or other disclosure document (each, a “Disclosure Document”) will disclose all material facts relating to the Transaction and will satisfy all applicable legal requirements.

The Chief Executive Officer and Chief Financial Officer of TPCO have represented to INFOR Financial in the Certificates, among other things, that (i) the Information was, at the date the Information was provided to INFOR Financial and as at the date of the delivery of the Certificates to INFOR Financial, complete, true and correct in all material respects, and did not contain any untrue statement of a material fact (as such term is defined in the Act) in respect of TPCO or any other subsidiary or affiliate of TPCO or in respect of the Transaction or omit to state a material fact necessary to make the Information not misleading in light of the circumstances under which the Information was made or provided; and (ii) since the dates on which the Information was disclosed or provided to INFOR Financial, except as subsequently disclosed to INFOR Financial, there has been no material change (as such term is defined in the Act) or new material fact, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, affairs, operations or prospects of TPCO or any of TPCO’s subsidiaries, associates or affiliates, or to the Transaction nor any change in any material fact which is of a nature as to render any portion of the Information untrue or misleading in any material adverse respect or which would reasonably be expected to have a material adverse effect on the Opinion.

In arriving at our opinion as expressed herein, we have not made or prepared any valuation or appraisal of the securities, assets, or liabilities of TPCO, Gold Flora or any party to the Transaction, nor have we been furnished with any such valuations or appraisals, and our opinion should not be construed as any such valuation or appraisal. Moreover, the advice and opinions provided are not intended to constitute an opinion as to the “fair value” of TPCO, Gold Flora or any of the respective securities or assets thereof. INFOR Financial was not engaged to review any legal, tax or regulatory aspects of the Transaction and the Opinion does not address any such matters. We have relied upon, without independent verification, the assessment by TPCO and its legal and tax advisors with respect to such matters. In addition, the Opinion does not address the relative merits of the Transaction as compared to any strategic alternatives that may be available to TPCO. The Opinion is rendered on the basis of securities markets, economic, financial, and general business conditions prevailing as at the date hereof and the condition and prospects, financial and otherwise, of TPCO, as they were reflected in the Information and as they have been represented to INFOR Financial in discussions with management of TPCO.

In considering the fairness of the Consideration, from a financial point of view, to the TPCO Shareholders we did not assess any income tax consequences of the Transaction to TPCO Shareholders. We have not conducted, and we have assumed no obligation to conduct, any due diligence on the material contracts of TPCO, the parties to the Transaction, the Business Combination Agreement or their respective subsidiaries. The Opinion is limited to the fairness of the Consideration, from a financial point of view, to the TPCO Shareholders, and we express no opinion as to the underlying decision which TPCO may make to recommend the Transaction.

In its analyses and in preparing the Opinion, INFOR Financial has made numerous assumptions with respect to industry trends and performance, general business and economic conditions and other regulatory matters, many of which are beyond the control of INFOR Financial or any party to the Transaction and, while reasonable under current circumstances, may prove to be incorrect. INFOR Financial believes that its analysis must be considered as a whole and that selecting portions of the analysis or the factors considered by it, without considering all factors and analysis together, could create a misleading view of the process underlying the Opinion.

D-2-5

In preparing the Opinion, we have assumed that the executed Business Combination Agreement will not differ in any material respect from the draft that we have reviewed, and that the Transaction will be consummated in accordance with the terms and conditions of the Business Combination Agreement, the Arrangement scheduled thereto and the Agreement and Plan of Merger, without waiver of, or amendment to, any term or condition that is in any way material to our analyses.

The preparation of an opinion of this nature is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. The Opinion has been provided solely for the use of the Special Committee and the Board for the purposes of considering the Transaction and may not be used or relied upon by any other person or for any other purpose without the express prior written consent of INFOR Financial. The Opinion is not to be reproduced, disseminated, quoted from, or referred to (in whole or in part) without INFOR Financial’s prior written consent.

This Opinion does not constitute a recommendation to the Special Committee or the Board as to whether they should approve the Business Combination Agreement and the Opinion does not constitute a recommendation to any of the TPCO Shareholders as to whether any such persons should vote in favour of the Transaction or any other matter. Under the terms of its engagement, INFOR Financial has consented to the inclusion of the text and description of the Opinion in any Disclosure Document to be mailed to TPCO Shareholders in connection with the Transaction, provided that such Disclosure Document is provided to INFOR Financial and the disclosure therein relating to INFOR Financial and the Opinion is approved by us, acting reasonably.

The Opinion is given as of the date hereof, and INFOR Financial disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to INFOR Financial’s attention after the date hereof. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Opinion after the date hereof, INFOR Financial reserves the right to change, modify or withdraw the Opinion.

Approach to Fairness

In support of the Opinion, INFOR Financial performed such analyses as we considered necessary and appropriate at the time and in the circumstances for the purposes of arriving at its Opinion. The summary below is not intended to be a complete description of the factors considered or financial analyses performed by INFOR Financial, nor does the order of analyses described represent relative importance or weight given to those analyses by INFOR Financial. In performing its analyses, INFOR Financial made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, which INFOR Financial believes to be reasonable and appropriate in the exercise of its professional judgement, many of which are beyond the control of INFOR Financial or any party involved in the Transaction. These analyses did not and do not purport to be appraisals, nor did they or do they necessarily reflect the prices at which businesses or securities may actually be sold or trade in public or private markets. Any estimates were, by their nature, not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favourable than as set out herein.

In preparing and arriving at the Opinion, INFOR Financial considered the following methodologies and factors:

1)

Comparable Companies Trading Analysis: Comparable companies trading analysis is a relative valuation analysis that evaluates the value of a company using trading and financial metrics of other publicly-traded companies which have been determined to have similar characteristics. INFOR Financial performed an analysis on selected publicly-listed cannabis companies which are domiciled and/or carry out operations in the United States, and which INFOR Financial believed to be generally comparable to each of TPCO, Gold Flora and Newco, respectively.

D-2-6

In performing this analysis, INFOR Financial analyzed (i) estimated financial information with respect to

TPCO, Gold Flora and Newco, as provided by TPCO’s management; and (ii) certain publicly available financial information, including, without limitation, financial information for TPCO and selected public companies, with research analysts’ estimates for the selected public companies. When utilizing this approach, INFOR Financial considered multiples of total enterprise value (“TEV”), which was calculated as fully-diluted equity value, plus debt, less cash and cash equivalents, and, if applicable, adjusted for any minority interests. INFOR Financial considered multiples of (a) TEV, as compared to revenue and (b) TEV, as compared to Adjusted EBITDA where Adjusted EBITDA was defined in the relevant financial statements, equity research reports and TPCO, Gold Flora and Newco information, as applicable.

INFOR Financial also considered the potential profitability and projected cash-flow model of the Corporation on a stand-alone basis. With reference to the foregoing, including historical significant cash- burn and anticipated continued cash-burn, INFOR Financial considered, but did not rely on comparable companies trading analysis for TPCO on a stand-alone basis.

With respect to Amalco, INFOR Financial was provided with estimated financial information for both Gold Flora and the pro-forma combined company, as provided by TPCO’s management. This information provided also incorporated potential cost savings and other synergies that TPCO’s management and advisors had identified in conjunction with Gold Flora’s management and advisors. The financial information for Newco indicated that Newco would be in position to generate profits and positive cash flow over the forecast period.

With respect to Gold Flora and Newco, INFOR Financial observed the following ranges of multiples for the primary set of publicly-traded cannabis companies which were reviewed by INFOR Financial and determined to be the most comparable to Gold Flora and Newco (in each case and as applicable, excluding select outliers, and to the extent information was available). The ranges below encompass the set of U.S. publicly-traded cannabis companies which, as at the date hereof, had a TEV ranging from approximately US$65 million to approximately US$400 million. More specifically, the following comparable companies were used to determine the multiple ranges in the table below, including select multi and single state operators in the U.S., and select operators focused primarily on the California cannabis market for which financial estimates were available as of the date hereof: Medicine Man Technologies Inc., Glass House Brands Inc., Acreage Holdings, Inc., 4Front Ventures Corp., MariMed Inc., Planet 13 Holdings Inc., StateHouse Holdings Inc., Goodness Growth Holdings, Inc., Cansortium Inc., Lowell Farms Inc., and Vext Science, Inc. (collectively, the “Subject Comparables”).

Metric	2022E	2023E	2024E
TEV / Revenue	1.1x - 3.5x	0.9x - 2.0x	0.8x - 1.2x
TEV / Adjusted EBITDA	3.5x - 28.8x	3.1x - 13.5x	2.8x - 6.8x

After reviewing such ranges of multiples, in conjunction with Newco’s estimated Adjusted EBITDA margins and estimated growth rates in respect of revenue and Adjusted EBITDA, INFOR Financial applied a selected range of multiples, in each case as it relates to Newco, to the financial information with respect to Amalco, as provided by TPCO’s management, for the calendar years ending December 31, 2023 and December 31, 2024. Based upon the above analysis, INFOR Financial then determined a range of implied values per Amalco Share. INFOR Financial then compared the range of implied values per Amalco Share to various TPCO share prices including volume weighted average prices. In addition, INFOR Financial compared the range of implied values per Amalco Share to TPCO’s cash per share, both as of the date hereof and anticipated after incorporating TPCO’s continued estimated cash-burn.

With reference to the Subject Comparables, INFOR Financial also utilized a comparable companies trading analysis to perform a valuation analysis on Gold Flora based on Gold Flora’s financial information, as provided by TPCO management, for the calendar years ending December 31, 2022, December 31, 2023, and December 31, 2024. INFOR Financial then compared the range of implied values per Gold Flora Membership Unit to the US$1.50 per Gold Flora Membership Unit pursuant to the terms of the Concurrent Financing. INFOR Financial also used the range of implied values per Gold Flora Membership Unit to extrapolate the implied price per TPCO Share based on the relative ownership split contemplated under the Transaction.

D-2-7

2)

Cash Value per Share: With respect to TPCO, INFOR Financial analyzed the current cash per TPCO Share and anticipated cash per TPCO Share over the forecast period provided by TPCO management to INFOR Financial. INFOR Financial compared the implied values per Amalco Share derived from the comparable companies trading analysis described above to the current and forecasted cash per TPCO Share, which took into account TPCO management’s estimates for continued substantial cash-burn under TPCO’s stand-alone business plan.

3)

Relative Contribution: INFOR Financial analyzed the relative contribution of each of TPCO and Gold Flora to Amalco from a financial perspective including relative revenue contribution, Adjusted EBITDA Contribution, gross margin contribution and relative key balance sheet metrics including, but not limited to, cash and debt. INFOR Financial then compared these relative contribution percentages in Amalco to the anticipated ownership split of Amalco where it is contemplated that TPCO Shareholders shall collectively own approximately 49% of the Newco Shares upon completion of the Transaction.

4)

Precedent Transactions Analysis: Precedent transactions analysis involves the comparison of multiples, as implied by the respective consideration in each acquisition transaction, to those paid in such acquisition transactions, including vis-à-vis the Subject Comparables, involving public and private companies which INFOR Financial considered to be similar, or relevant, to TPCO and Gold Flora, as applicable, and where information is publicly available. Each of the precedent transactions identified by INFOR Financial were unique in terms of size, geographic footprint, and relative stage of maturity in the cannabis sector and general economic and equity market conditions at the time of the transaction. However, given that Amalco will be a newly formed publicly traded corporation upon completion of the Transaction and given TPCO’s history of significant cash-burn and anticipated continued cash-burn, INFOR Financial considered, but did not rely on precedent transactions analysis for TPCO on a stand-alone basis or for Newco.

5)

Discounted Cash Flow Analysis: The discounted cash flow approach is used to determine the value of a company by utilizing a net present value calculation of a company’s future free cash flows. It requires certain assumptions to be made regarding, among other things, the amount, timing, and relative certainty of projected free cash flows for each year of the projection period, as well as appropriate discount rates and terminal value calculations. When a company is expected to operate beyond the specified cash flow projection period, these subsequent projected results are accounted for by deriving a terminal value, which is calculated by capitalizing certain values as at the end of the forecast period utilizing certain terminal cash flow methodologies, and then discounting such terminal value at an appropriate discount rate to calculate its net present value. There is a possibility that some or all of the assumptions and values in the projection period will prove to be inaccurate and materially different. Given that the financial information with respect to TPCO and Gold Flora as provided by TPCO’s management were only for limited periods and that TPCO does not have a viable business model to generate free cash flow, INFOR Financial determined that there was a limited ability to predict long-term free cash flows with respect to the Transaction with any reasonable degree of accuracy and, as a result, did not perform a discounted cash flow analysis on either TPCO or Gold Flora.

6)

Other Considerations: INFOR Financial also considered a number of other factors, including, but not limited to: (a) a summary from TPCO and its financial advisors of various discussions held with other potential acquirers and merger partners for TPCO over the previous twelve (12) months, (b) TPCO management’s description of the various strategic and business initiatives analyzed and undertaken in an attempt to identify a viable business model for the Corporation, (c) the continued decrease in TPCO’s share price since its listing as a public company, and (d) the possibility, as determined by TPCO, that the Corporation would deplete its cash resources in the absence of a merger or other similar transaction with a company in the cannabis sector that provided necessary infrastructure and scale to effectively compete in the highly competitive California cannabis sector.

D-2-8

Conclusion

Based upon and subject to the assumptions, qualifications and limitations contained herein, INFOR Financial is of the opinion that, as of the date hereof, the Consideration to be received by the TPCO Shareholders pursuant to the Transaction is fair, from a financial point of view, to the TPCO Shareholders.

Yours very truly,

/s/ INFOR Financial Inc.

INFOR FINANCIAL INC.

D-2-9

APPENDIX E

ADDITIONAL INFORMATION CONCERNING TPCO

The following information about TPCO should be read in conjunction with the information concerning TPCO appearing elsewhere in this Circular and included in the Parent Company 2022 Annual Report. Capitalized terms used but otherwise not defined in this Appendix E – “Additional Information Concerning TPCO” shall have the meaning ascribed to them in this Circular.

Documents Incorporated by Reference

Information in respect of TPCO has been incorporated by reference in this Circular from documents filed with the Canadian Securities Regulators. The following documents of TPCO, filed with the Canadian Securities Regulators, are specifically incorporated by reference into and form an integral part of this Circular:

(a) The Parent Company 2022 Annual Report, which includes: (i) the consolidated financial statements of TPCO as at and for the years ended December 31, 2022 and 2021, together with the notes thereto and the auditor’s report thereon; and (ii) the management’s discussion and analysis of TPCO for the year ended December 31, 2022 and 2021 prepared in accordance with Item 303 of Regulation S-K under the Securities Act; and

(b) the material change report dated February 27, 2023 in respect of the Transaction and the Business Combination Agreement.

Any documents of the type described in Section 11.1 of Form 44-101F1– Short Form Prospectus filed by TPCO with the Canadian Securities Regulators subsequent to the date of this Circular and prior to the Meeting shall be deemed to be incorporated by reference in this Circular.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Circular to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Circular.

Consolidated Capitalization

Except as set out in The Parent Company 2022 Annual Report, there have been no material changes in the consolidated capitalization of TPCO since December 31, 2022.

E-1

Prior Sales

The following table sets forth information in respect of issuances of TPCO Shares and securities convertible or exchangeable into TPCO Shares during the twelve (12) month period preceding the date of this Circular, including the price at which such securities have been issued, the number of securities issued, and the date on which such securities were issued:

Date of Issuance	Description of Transaction	Price/Exercise Price per Security	Number of Securities
4/15/2022 - 5/8/2023	Issuance of RSUs and PSUs pursuant to TPCO Equity Incentive Plan	-	4,617,750
5/3/2022	Issuance of TPCO Shares - RSU Vesting	-	63,047
5/16/2022	Issuance of TPCO Shares - RSU Vesting	-	39,075
6/6/2022	Issuance of TPCO Shares - RSU Vesting	-	6,197
6/6/2022	Issuance of TPCO Shares - RSU Vesting	-	21,417
7/1/2022	Issuance of TPCO Shares to Roc Nation pursuant to Contractual Obligation	0.880	2,136,151
7/6/2022	Issuance of TPCO Shares - RSU Vesting	-	7,809
7/6/2022	Issuance of TPCO Shares - RSU Vesting	-	16,724
7/6/2022	Issuance of TPCO Shares - RSU Vesting	-	11,582
7/6/2022	Issuance of TPCO Shares - RSU Vesting	-	40,104
7/28/2022	Issuance of TPCO Shares - RSU Vesting	-	2,500
8/4/2022	Issuance of TPCO Shares - RSU Vesting	-	1,012
8/4/2022	Issuance of TPCO Shares - RSU Vesting	-	25,865
9/6/2022	Issuance of TPCO Shares - RSU Vesting	-	25,833
9/6/2022	Issuance of TPCO Shares - RSU Vesting	-	1,010
9/26/2022	Issuance of TPCO Shares pursuant to Calma Purchase Agreement	0.630	1,762,425
10/3/2022	Issuance of TPCO Shares - RSU Vesting	-	14,953
10/3/2022	Issuance of TPCO Shares - RSU Vesting	-	14,449
10/3/2022	Issuance of TPCO Shares - RSU Vesting	-	2,510
10/3/2022	Issuance of TPCO Shares - RSU Vesting	-	40,879
10/18/2022	Issuance of TPCO Shares pursuant to Roc Nation Agreement	0.772	2,429,288
11/2/2022	Issuance of TPCO Shares - RSU Vesting	-	1,012
11/2/2022	Issuance of TPCO Shares - RSU Vesting	-	26,096
12/1/2022	Issuance of TPCO Shares - RSU Vesting	-	1,010
12/1/2022	Issuance of TPCO Shares - RSU Vesting	-	24,659
12/2/2022	Issuance of TPCO Shares - RSU Vesting	-	56,723
1/1/2023	Issuance of TPCO Shares - RSU Vesting	-	31,634
1/3/2023	Issuance of TPCO Shares - RSU Vesting	-	10,560
1/3/2023	Issuance of TPCO Shares - RSU Vesting	-	30,410

E-2

1/3/2023	Issuance of TPCO Shares - RSU Vesting	-	2,256
1/16/2023	Issuance of TPCO Shares - RSU Vesting	-	48,049
2/1/2023	Issuance of TPCO Shares - RSU Vesting	-	1,012
2/1/2023	Issuance of TPCO Shares - RSU Vesting	-	19,539
2/23/2023	Issuance of TPCO Shares - RSU Vesting	-	1,436
3/3/2023	Issuance of TPCO Shares - RSU Vesting	-	19,358
3/3/2023	Issuance of TPCO Shares - RSU Vesting	-	1,010
3/20/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	166,688
3/20/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	133,853
3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	28,156
3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	90,187
3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	623,603
3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	28,156
3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	56,312
3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	456,912
3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	1,909,403
3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	194,345
3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	4,635,192
3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	4,850,945

E-3

3/24/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	4,252,860
3/27/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	416,725
3/27/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	424,757
4/4/2023	Issuance of TPCO Shares - RSU Vesting	-	59,326
4/5/2023	Issuance of TPCO Shares - RSU Vesting	-	52,723
4/5/2023	Issuance of TPCO Shares - RSU Vesting	-	221,945
4/6/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	44,874
4/14/2023	Issuance of TPCO Shares - RSU Vesting	-	1,481
4/14/2023	Issuance of TPCO Shares - RSU Vesting	-	1,111
4/18/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	178,601
4/26/2023	Issuance of TPCO Shares pursuant to an Exchange Agreement in connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	123,224
5/3/2023	Issuance of TPCO Shares Pursuant to an Exchange Agreement in Connection with TPCO’s acquisition of Coastal Holding Company, LLC	-	106,290
5/4/2023	Issuance of TPCO Shares - RSU Vesting	-	506
5/4/2023	Issuance of TPCO Shares - RSU Vesting	-	21,605

Legal Proceedings and Regulatory Actions

From time to time in the normal course of business, TPCO may be subject to legal matters such as threatened or pending claims or proceedings. TPCO is not currently a party to any material legal proceedings or claims, nor is TPCO aware of any pending or threatened litigation or claims that could have a material adverse effect on the TPCO Business, operating results, cash flows or financial condition should such litigation or claim be resolved unfavorably.

Auditors, Transfer Agent and Registrar

The auditors of TPCO are Marcum LLP.

TPCO’s registrar and transfer agent is Odyssey Trust Company, at its principal offices located in Ontario, Canada.

Additional Information

The information contained in this Circular is given as of May 12, 2023, except as otherwise indicated. Financial information is provided in TPCO’s consolidated financial statements and management’s discussion and analysis for its most recently completed financial year.

Copies of The Parent Company 2022 Annual Report (which includes TPCO’s consolidated financial statements and management’s discussion and analysis) is attached to his Circular as Appendix Q and may also be obtained from TPCO’s website at www.theparent.co or by mail upon request to:

TPCO Holding Corp.

1550 Leigh Avenue

San Jose, California

95125

Attention: Investor Relations Department

Email: investor@theparent.co

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Interested persons may also access disclosure documents and any reports, statements or other information that TPCO files with the Canadian provincial securities commissions or other similar regulatory authorities through the SEDAR website at www.sedar.com or on the EDGAR website at www.sec.gov.

Trading Price and Volume

The TPCO Shares and TPCO Warrants are listed and traded on the NEO Exchange under the trading symbol “GRAM” and “GRAM.W.T.U.”, respectively. The following table sets forth the high and low price range and total monthly trading volume, on a combined basis, of the TPCO Shares for the twelve (12) months preceding the date of this Circular.

Neo Exchange Inc.
Month	High	Low	Total Monthly Volume
April 2022	US$1.34	US$1.00	1,109,633
May 2022	US$1.34	US$1.00	1,218,807
June 2022	US$1.16	US$0.60	1,207,027
July 2022	US$0.74	US$0.65	230,112
August 2022	US $0.84	US$0.68	888,721
September 2022	US$0.95	US$0.58	806,541
October 2022(1)	C$0.85	C$0.435	3,701,670
November 2022	C$0.49	C$0.30	1,994,333
December 2022	C$0.43	C$0.18	3,680,342
January 2023	C$0.47	C$0.21	2,063,785
February 2023	C$0.42	C$0.34	590,977
March 2023	C$0.40	C$0.20	846,334
April 1 –26, 2023	C$0.27	C$0.22	141,517

(1) On October 7, 2022, TPCO Shares commenced trading in Canadian dollars.

The following table sets forth the high and low price range and total monthly trading volume, on a combined basis, of the TPCO Warrants for the twelve (12) months preceding the date of this Circular.

Month	High (US$)	Low (US$)	Total Monthly Volume
April 2022	0.20	0.14	357,599
May 2022	0.14	0.09	560,950
June 2022	0.13	0.075	243,828
July 2022	0.075	0.055	128,719
August 2022	0.09	0.06	125,155
September 2022	0.08	0.05	188,100
October 2022	0.065	0.05	357,153
November 2022	0.05	0.02	1,206,513
December 2022	0.05	0.015	363,110
January 2023	0.025	0.015	40,808
February 2023	0.03	0.02	22,268
March 2023	0.025	0.01	316,772
April 1 – 26, 2023	0.015	0.01	156,355

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APPENDIX E-1

AUDIT COMMITTEE CHARTER

Effective Date: January 15, 2021

SECTION 1 PURPOSE

The audit committee (the “Audit Committee”) is a committee of the board of directors (the “Board”) of The Parent Company (the “Corporation”). The primary function of the Audit Committee is to assist the directors of the Corporation in fulfilling their applicable roles by:

(a)	recommending to the Board the appointment and compensation of the Corporation’s external auditor;

(b)	overseeing the work of the external auditor, including the resolution of disagreements between the external auditor and management;

(c)	pre-approving all non-audit services (or delegating such pre-approval if and to the extent permitted by law) to be provided to the Corporation by the Corporation’s external auditor;

(d)

satisfying themselves that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information, other than those described in (g) below, extracted or derived from its financial statements, including periodically assessing the adequacy of such procedures;

(e)

establishing procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal controls or auditing matters, and for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

(f)	reviewing and approving any proposed hiring of current or former partner or employee of the current and former auditor of the Corporation; and

(g)

reviewing and approving the annual and interim financial statements, related Management Discussion and Analysis (“MD&A”) and other financial information provided by the Corporation to any governmental body or the public.

The Audit Committee should primarily fulfill these roles by carrying out the activities enumerated in this Charter. However, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct internal or external audits, to determine that the financial statements are complete and accurate and are in accordance with International Financial Reporting Standards, to conduct investigations, or to assure compliance with laws and regulations or the Corporation’s internal policies, procedures and controls, as these are the responsibility of management, and in certain cases, the external auditor.

SECTION 2 LIMITATIONS ON AUDIT COMMITTEE’S DUTIES

In contributing to the Audit Committee’s discharge of its duties under this Charter, each member of the Audit Committee shall be obliged only to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Nothing in this Charter is intended to be, or may be construed as, imposing on any members of the Audit Committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which the directors are subject.

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Members of the Audit Committee are entitled to rely, absent actual knowledge to the contrary, on (i) the integrity of the persons and organizations from whom they receive information, (ii) the accuracy and completeness of the information provided, (iii) representations made by management as to the non-audit services provided to the Corporation by the external auditor, (iv) financial statements of the Corporation represented to them by a member of management or in a written report of the external auditors to present fairly the financial position of the Corporation in accordance with generally accepted accounting principles, and (v) any report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by any such person.

SECTION 3 COMPOSITION AND MEETINGS

The Audit Committee should be comprised of not less than three directors as determined by the Board, all of whom shall be independent within the meaning of National Instrument 52-110 – Audit Committees (“52-110”) of the Canadian Securities Administrators (or exempt therefrom), and free of any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee should have (or should gain within a reasonable period of time after appointment) a working familiarity with basic finance and accounting practices. At least one member of the Audit Committee should have accounting or related financial management expertise and be considered a financial expert. Each member should be “financially literate” within the meaning of 52-110. The Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Audit Committee shall be elected by the Board on an annual basis or until their successors shall be duly appointed. Unless a Chair of the Audit Committee (the “Chair”) is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

In addition, the Audit Committee members should meet all of the requirements for members of audit committees as defined from time to time under applicable legislation and the rules of any stock exchange on which the Corporation’s securities are listed or traded.

The Audit Committee should meet at least four times annually, or more frequently as circumstances require. The Audit Committee should meet within 45 days following the end of the first three financial quarters to review and discuss the unaudited financial results for the preceding quarter and the related MD&A, and should meet within 90 days following the end of the fiscal year end to review and discuss the audited financial results for the preceding quarter and year and the related MD&A.

The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. For purposes of performing their duties, members of the Audit Committee shall have full access to all corporate information and any other information deemed appropriate by them, and shall be permitted to discuss such information and any other matters relating to the financial position of the Corporation with senior employees, officers and the external auditor of the Corporation, and others as they consider appropriate.

For greater certainty, management is indirectly accountable to the Audit Committee and is responsible for the timeliness and integrity of the financial reporting and information presented to the Board.

In order to foster open communication, the Audit Committee or its Chair should meet at least annually with management and the external auditor in separate sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or its Chair should meet with management quarterly in connection with the Corporation’s interim financial statements.

A quorum for the transaction of business at any meeting of the Audit Committee shall be a majority of the number of members of the Audit Committee or such greater number as the Audit Committee shall by resolution determine.

Meetings of the Audit Committee shall be held from time to time and at such place as any member of the Audit Committee shall determine upon 48 hours’ notice to each of its members. The notice period may be waived by all members of the Audit Committee. Each of the Chair of the Board, the external auditor, the Chief Executive Officer, the Chief Financial Officer or the Secretary shall be entitled to request that any member of the Audit Committee call a meeting.

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This Charter is subject in all respects to the Corporation’s notice of articles and articles from time to time.

SECTION 4 ROLE

As part of its function in assisting the Board in fulfilling its oversight role (and without limiting the generality of the Audit Committee’s role), the Audit Committee should:

(1)	Determine any desired agenda items;

(2)	Review and recommend to the Board changes to this Charter, as considered appropriate from time to time;

(3)	Review the public disclosure regarding the Audit Committee required by 52-110;

(4)	Review and seek to ensure that disclosure controls and procedures and internal control over financial reporting frameworks are operational and functional;

(5)	Summarize in the Corporation’s annual information form the Audit Committee’s composition and activities, as required; and

(6)	Submit the minutes of all meetings of the Audit Committee to the Board upon request.

Documents / Reports Review

(7)

Review and recommend to the Board for approval the Corporation’s annual and interim financial statements, including any certification, report, opinion, undertaking or review rendered by the external auditor and the related MD&A, as well as such other financial information of the Corporation provided to the public or any governmental body as the Audit Committee or the Board require.

(8)	Review other financial information provided to any governmental body or the public as they see fit.

(9)	Review, recommend and approve any of the Corporation’s press releases that contain financial information.

(10)

Seek to satisfy itself and ensure that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information extracted or derived from the Corporation’s financial statements and related MD&A and periodically assess the adequacy of those procedures.

External Auditor

(11)	Recommend to the Board the selection of the external auditor, considering independence and effectiveness, and review the fees and other compensation to be paid to the external auditor.

(12)

Review and seek to ensure that all financial information provided to the public or any governmental body, as required, provides for the fair presentation of the Corporation’s financial condition, financial performance and cash flow.

(13)	Instruct the external auditor that its ultimate client is not management and that it is required to report directly to the Audit Committee, and not management.

(14)

Monitor the relationship between management and the external auditor including reviewing any management letters or other reports of the external auditor and discussing any material differences of opinion between management and the external auditor.

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(15)	Review and discuss, on an annual basis, with the external auditor all significant relationships it has with the Corporation to determine the external auditor’s independence.

(16)	Pre-approve all non-audit services (or delegate such pre-approval as the Audit Committee may determine and as permitted by applicable Canadian securities laws) to be provided by the external auditor.

(17)	Review the performance of the external auditor and any proposed discharge of the external auditor when circumstances warrant.

(18)

Periodically consult with the external auditor out of the presence of management about significant risks or exposures, internal controls and other steps that management has taken to control such risks, and the fullness and accuracy of the financial statements, including the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

(19)	Communicate directly with the external auditor and arrange for the external auditor to be available to the Audit Committee and the full Board as needed.

(20)	Review and approve any proposed hiring by the Corporation of current or former partners or employees of the current (and any former) external auditor of the Corporation.

Audit Process

(21)

Review the scope, plan and results of the external auditor’s audit and reviews, including the auditor’s engagement letter, the post-audit management letter, if any, and the form of the audit report. The Audit Committee may authorize the external auditor to perform supplemental reviews, audits or other work as deemed desirable.

(22)

Following completion of the annual audit and quarterly reviews, review separately with each of management and the external auditor any significant changes to planned procedures, any difficulties encountered during the course of the audit and, if applicable, reviews, including any restrictions on the scope of work or access to required information and the cooperation that the external auditor received during the course of the audit and, if applicable, reviews.

(23)	Review any significant disagreements among management and the external auditor in connection with the preparation of the financial statements.

(24)

Where there are significant unsettled issues between management and the external auditor that do not affect the audited financial statements, the Audit Committee shall seek to ensure that there is an agreed course of action leading to the resolution of such matters.

Financial Reporting Processes

(25)	Review the integrity of the financial reporting processes, both internal and external, in consultation with the external auditor as they see fit.

(26)

Consider the external auditor’s judgments about the quality, transparency and appropriateness, not just the acceptability, of the Corporation’s accounting principles and financial disclosure practices, as applied in its financial reporting, including the degree of aggressiveness or conservatism of its accounting principles and underlying estimates, and whether those principles are common practices or are minority practices.

(27)	Review all material balance sheet issues, material contingent obligations (including those associated with material acquisitions or dispositions) and material related party transactions.

(28)

Review with management and the external auditor the Corporation’s accounting policies and any changes that are proposed to be made thereto, including all critical accounting policies and practices used, any alternative treatments of financial information that have been discussed with management, the ramification of their use and the external auditor’s preferred treatment and any other material communications with management with respect thereto.

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(29)	Review the disclosure and impact of contingencies and the reasonableness of the provisions, reserves and estimates that may have a material impact on financial reporting.

(30)	If considered appropriate, establish separate systems of reporting to the Audit Committee by each of management and the external auditor.

(31)	Periodically consider the need for an internal audit function, if not present.

Risk Management

(32)	Review program of risk assessment and steps taken to address significant risks or exposures of all types, including insurance coverage and tax compliance.

General

(33)

With prior Board approval, the Audit Committee may at its discretion retain independent counsel, accountants and other professionals to assist it in the conduct of its activities and to set and pay (as an expense of the Corporation) the compensation for any such advisors.

(34)	Respond to requests by the Board with respect to the functions and activities that the Board requests the Audit Committee to perform.

(35)	Periodically review this Charter and, if the Audit Committee deems appropriate, recommend to the Board changes to this Charter.

(36)	Review the public disclosure regarding the Audit Committee required from time to time by applicable Canadian securities laws, including:

(a)	the Charter of the Audit Committee;

(b)	the composition of the Audit Committee;

(c)	the relevant education and experience of each member of the Audit Committee;

(d)	the external auditor services and fees; and

(e)	such other matters as the Corporation is required to disclose concerning the Audit Committee.

(37)	Review in advance, and approve, the hiring and appointment of the Corporation’s senior financial executives by the Corporation, if any.

(38)	Perform any other activities as the Audit Committee deems necessary or appropriate including ensuring all regulatory documents are compiled to meet Committee reporting obligations under 52-110.

SECTION 5 AUDIT COMMITTEE COMPLAINT PROCEDURES

Submitting a Complaint

(1)

Anyone may submit a complaint regarding conduct by the Corporation or its employees or agents (including its independent auditors) reasonably believed to involve questionable accounting, internal accounting controls or auditing matters. The Chair should oversee treatment of such complaints.

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Procedures

(2)	The Chair will be responsible for the receipt and administration of employee complaints.

(3)	In order to preserve anonymity when submitting a complaint regarding questionable accounting or auditing matters, the employee may submit a complaint confidentially.

Investigation

(4)	The Chair should review and investigate the complaint. Corrective action will be taken when and as warranted in the Chair’s discretion.

Confidentiality

(5)	The identity of the complainant and the details of the investigation should be kept confidential throughout the investigatory process.

Records and Report

(6)	The Chair should maintain a log of complaints, tracking their receipt, investigation, findings and resolution, and should prepare a summary report for the Audit Committee.

The Audit Committee is a committee of the Board and is not and shall not be deemed to be an agent of the Corporation’s securityholders for any purpose whatsoever. The Board may, from time to time, permit departures from the terms hereof, either prospectively or retrospectively, and no provision contained herein is intended to give rise to civil liability to securityholders of the Corporation or other liability whatsoever.

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APPENDIX E-2

July Form 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 5, 2022

TPCO Holding Corp.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	0-56348	98-1566338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Leigh Avenue, San Jose, California	95125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (669) 279-5390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Resignation of Previous Independent Registered Public Accounting Firm

On July 5, 2022 (the “Resignation Date”), MNP LLP, Chartered Professional Accountants, Licensed Public Accountants (“MNP”) resigned as the independent registered public accounting firm of TPCO Holding Corp. (the “Company”).

The reports of MNP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020, and during the subsequent interim period through the Resignation Date, there were no disagreements with MNP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MNP, would have caused it to make reference thereto in its reports on the financial statements of the Company for such years.

During the fiscal years ended December 31, 2021 and December 31, 2020, and during the subsequent interim period through the Resignation Date, there were no “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K), except for the information relating to the Company’s internal control over financial reporting disclosed in Item 9A (Controls and Procedures) of the Company’s annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 31, 2022 (the “2021 Form 10-K”). As disclosed in Item 9A of the 2021 Form 10-K, in connection with the audit of the Company’s 2021 consolidated financial statements, the Company and MNP identified control deficiencies in the design and operation of the Company’s internal control over financial reporting that constituted a material weakness. In this regard, the Company did not design or maintain an effective control environment commensurate with financial reporting requirements. Specifically, the Company lacks a sufficient number of adequately skilled professionals to appropriately analyze, record and disclose accounting matters timely and accurately while maintaining appropriate segregation of duties. As disclosed in the 2021 Form 10-K, the Company is working to remediate the material weakness. This reportable event was discussed among the Audit Committee and MNP. MNP has been authorized by the Company to respond fully to the inquiries of Marcum LLP (“Marcum”), the successor independent registered public accounting firm, concerning this reportable event.

The Company’s Board of Directors, based on the recommendation of the Audit Committee, approved the decision to change independent registered public accounting firms.

The Company provided MNP with a copy of the disclosure it is making herein and requested that MNP furnish the Company with a copy of their letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether MNP agrees with the statements made by the Company in this Current Report on Form 8-K. MNP has furnished the Company with a letter addressed to the SEC stating that it agrees with the above statements, a copy of which is filed as Exhibit 16.1 herewith.

(b) Appointment of New Independent Registered Public Accounting Firm

On July 5, 2022 (the “Engagement Date”), the Board of Directors of the Company, based on the recommendation of the Audit Committee, engaged Marcum as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

During the fiscal years ended December 31, 2021 and December 31, 2020, and during the subsequent interim period through the Engagement Date, neither the Company, nor anyone on its behalf, consulted Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from MNP dated July 8, 2022 to the U.S. Securities and Exchange Commission

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2022

TPCO HOLDING CORP.

By:	/s/ Mike Batesole
Name:	Mike Batesole
Title:	Chief Financial Officer

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EXHIBIT 16.1

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington DC 20549

Ladies and Gentlemen:

We have read Item 4.01 of the Form 8-K dated July 5, 2022 (the “Form 8-K”) of TPCO Holding Corp. (the “Company”) and are in agreement with the statements contained in Item 4.01(a) We have no basis to agree or disagree with other statements of the Company contained in the Form 8-K.

/s/ MNP LLP
Toronto, Canada	Chartered Professional Accountants
July 8, 2022	Licensed Public Accountants

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APPENDIX F

INFORMATION CONCERNING GOLD FLORA

The following is a summary of information relating to Gold Flora, LLC which should be read together with the more detailed information and financial data and statements contained elsewhere in this Circular. The information contained in this Appendix F –"Information Concerning Gold Flora", unless otherwise indicated, is given as of May 12, 2023. Capitalized terms used but not otherwise defined in this Appendix F –"Information Concerning Gold Flora" shall have the meaning ascribed to them in the Circular. See Appendix A – "Glossary of Terms".

Corporate Structure

Name, Address and Organization

Gold Flora, LLC (together with its subsidiaries, "Gold Flora", and for the purposes of this Appendix F –"Information Concerning Gold Flora" only, "we", "us" and "our") is a California Limited Liability Company and filed its Articles of Organization on November 15, 2016 with the Secretary of State in California. Gold Flora's head office and registered office are located at 3165 Red Hill Avenue, Costa Mesa, California 92626.

Gold Flora's main cultivation, manufacturing and distribution facility is located at 64125 19th Avenue, Desert Hot Springs, California 92240 (the "DHS Campus").  Gold Flora's website address is www.goldflora.com. The information on, or that may be accessed through, our website is not a part of, nor is it incorporated by reference into, this Circular. Further, our references to the URLs for these websites are intended to be inactive textual references only.

Intercorporate Relationships

The following chart below illustrates the inter-corporate relationship between Gold Flora and the subsidiaries directly or indirectly owned, including their respective jurisdictions of organization or incorporation that are owned, controlled, or directed by Gold Flora as of the date of this Circular. Unless otherwise stated, all entities are wholly-owned.

*96.9% of the outstanding membership units are held by Gold Flora.

Description of the Business

Overview

Gold Flora is a single state operator ("SSO") in California and operates as a vertically integrated, licensed, group of cannabis companies. In its first several years of operation, Gold Flora primarily grew organically enabling a focused and efficient buildout with each operating entity being licensed and built using the most up-to-date technologies and leveraging Gold Flora's management's ("Management") industry expertise. Gold Flora's operations now include:

•	Cultivation: operated through Gold Flora's wholly-owned subsidiary, Black Lion Farms, LLC ("BLF"), BLF operates a 105,300 square foot facility at the DHS Campus dedicated to indoor cultivation, which includes a 62,000 square feet of canopy.

•	Manufacturing: operated through Gold Flora's wholly-owned subsidiary, Black Lion Labs, LLC ("BLL"), BLL operates a 10,000 square foot facility at the DHS Campus dedicated to manufacturing.

•	Distribution: operated through Gold Flora's majority held subsidiary, GF Distribution, LLC d/b/a RYL Distribution ("GFD"), GFD operates a California statewide distribution network with three core hubs in Desert Hot Springs, California, Costa Mesa, California and San Jose, California.

•

Retail: operated through a number of Gold Flora's wholly-owned subsidiaries, Gold Flora operates dispensaries in California. These retail operations include 4 dispensaries currently operating in Long Beach, San Jose, Hollister and Seaside. Gold Flora is also in the process of opening 2 additional dispensaries in Costa Mesa and Corona which it anticipates will become operational in the second half of 2023 and anticipates acquiring and operating a third additional dispensary in Redwood City (See information relating to Runway Acquisition under the header "General Development of Business - Three Year History").

F-1

Operational Footprint

Gold Flora's vertically integrated operations from seed-to-sale include wholesale, retail, and management. Each horizontal seamlessly works in conjunction with the others.  Management believes complete vertical integration is a significant benefit and includes better supply chain management, control over product quantity and quality, quality assurance of the final product, better forecasting for packaging, control over products and packaging in our warehouse at distribution, touch points with retail buyers that help with collections and purchasing, building brands that meet consumer demand, margin enhancement by capturing revenue across multiple horizontal entities and overall efficiencies associated with being under one umbrella.

Wholesale Segment

Cultivation

The cultivation operations are operated through BLF. BLF holds a 5 indoor cultivation licenses issued by California Department of Food and Agriculture – CalCannabis Cultivation Licensing and operates a 105,300 square foot facility at the DHS Campus dedicated to indoor cultivation, which includes a 62,000 square feet of canopy. Additionally, pursuant to a letter agreement dated October 18, 2021, BLF has a right of first refusal to lease up to an additional 420,000 square feet of abutting space that could be made available for indoor cultivation.

The cultivation facility is used for the production of both wholesale and consumer package goods products. In 2022, 60% of the cannabis produced by BLF went into wholesale and consumer package goods products with the remainder being sold to third party distributors. The BLF cultivation team harvests weekly and germinates (or "pops") approximately 10,000 seeds per year. Our depth of resources helps enable us to optimize cultivation efficiencies, improve yields and quality, and importantly be responsive to market demand.  Once we determine the optimal genetics, we are able to grow and deliver premium flower to consumers.  BLF's philosophy is that everything starts with the plant and, when sold at retail in final form (i.e., tested and ready for retail sale) the initial product is a refined consumer product having, in most cases, completed a chain of value adding steps, each within the integrated Gold Flora family of companies.

Manufacturing

The manufacturing operations are operated through BLL. BLL holds a Type 6 manufacturing license issued by California Department of Public Health – Manufactured Cannabis Safety Branch and operates a 10,000 square foot facility at the DHS Campus. BLL produces highly refined, pure carbon dioxide full-spectrum cannabis oil.  Our machines give us the ability to isolate all cannabinoids and phytocannnabinoids.

BLL has the capabilities for white labeling, formulations, bulk full spectrum oil, bulk distillate oil, bulk cannabis terpene oil, packaging, and research and development.  Our product offerings include vapes, tinctures, edibles, pre-rolls, and infused pre-rolls.  The facility includes a full industrial quality kitchen giving the available capacity to produce edible cannabis products with little additional capital required.

Distribution

The distribution operations are operated through GFD. GFD holds Type 11 distribution licenses issued by the California Bureau of Cannabis Control (“BCC”) and operates out of the DHS Campus, where packages are received and delivered to retail outlet. Additionally, GFD uses two additional distribution facilities in Costa Mesa, California and San Jose, California, which are used for shipment management and storage in the event of delays. As of the date hereof, GFD currently has relationships with over 500 dispensaries or retail outlets and deliver to approximately 250 stores each month.

Distribution is a critical link to getting consumer package goods to retailers and is a key part of our vertically integrated business. Our current portfolio consists of five in-house brands and ten third-party brands. In addition, we have a licensing agreement to produce, sell, and distribute Orchid Brands.

Management Segment

The management segment is comprised of corporate and shared services, such as accounting, legal, human resources, investor relations, etc. that are not directly allocated to the wholesale and retail segments. Additionally, the management segment pays interest and principal, if applicable for Gold Flora’s debt instruments.

Retail Segment

The retail segment is operated through Gold Flora Partners, LLC ("King's Crew"), Higher Level of Care Seaside, Inc. ("Seaside"), Higher Level of Care Hollister, Inc. ("Hollister") and Captain Kirk Services Inc. ("Airfield") and consists of four operating retail dispensaries: one in Long Beach, California (operated by King's Crew), one in Seaside, California (operated by Seaside), one in Hollister, California (operated by Hollister) and one in San Jose, California (operated by Airfield).  Each operational store is licensed as a State of California Retail License by the BCC and has been operating for at least four years. Through our retail operations, we offering online ordering with express pick-up for customer convenience and our San Jose locations offering direct-to-customer delivery of products using a fleet of Tesla vehicles. We target retail locations located in limited licensed cities, aim to be first to market, and seek prime real estate located in coastal areas in California.  Our retail footprint also allows us to allocate shelf space for our own branded products.  This also allows us to introduce new products in our stores to get feedback from customers prior to any official brand launches.

Gold Flora has developed its retail operations through acquisitions of existing retail stores. Each of Seaside, Hollister and Airfield were acquired from third-partiers. In evaluating the acquisitions of Seaside, Hollister and Airfield, Management considered a number of factors including: (i) that the retail stores were either in limited license jurisdictions or first to market in their jurisdictions, (ii) location (Hollister is located in a destination location, Seaside has a coastal presence and Airfield is close in proximity to a major airport), (iii) revenue and profitability of retail stores, and (iv) reputation.

F-2

Gold Flora anticipates its retail operations will continue to grow.

•

We also have been awarded additional retail stores in California with state licenses in the counties of Costa Mesa (to be operated by Gold Flora Partners Costa Mesa, LLC), Corona (to be operated by Gold Flora Partners Corona, LLC) and Redwood City (to be operated by Airfield).

•	Under the Option Agreement (as defined below), we have an option to acquire two dispensaries – one in Greenfield, California and the other in Monterey, California.
•	Under the acquisition agreement to acquire Airfield, we also agreed to acquire Runway Services Inc., which is pursuing a dispensary in Redwood City, California.

Our strong retail presence provides important data and insight into consumer behaviors which translates into brand development and producing products that have high prospective consumer demand. In addition, our retail stores have daily sales of hundreds of SKUs, enabling us to track pricing dynamics, demand, promotions, discounts and volume, which is crucial when trying to understand consumers' spending habits. Our goal is to expand our retail presence using the same approach of limited licensed cities and favorable locations.

Branding

Our brand portfolio consists of five brands that cover the brand matrix from highest quality and high price to high quality at a budget price. Our brands are: (i) Gold Flora, (ii) Aviation, (iii) Jet Fuel, (iv) Roll Bleezy and (v) Sword & Stoned.

The portfolio is designed to capture shelf space, effectively providing a quality product for each customer category.

Our highest quality brands are Gold Flora and Aviation.  These brands each sell our highest quality products and sell at higher prices.  We differentiate these products with our propriety cannabis strains, highest quality of flower, luxury packaging, at a higher price point.  Gold Flora's product line includes one-eighths of an ounce ("8ths") of flower and our premium vape pen line.  Aviation's product line mostly consists of high-quality 8ths with limited specific strains.  These products are packaged in premium glass jars.

Our second-tier brands include Jet Fuel and Roll Bleezy. These products still use our high-quality indoor flower but not our premium strains. In addition, we do not use our large A buds for these products, but mostly our smaller but still high quality B and C buds.  These products are also packaged in Mylar bags and include 8ths, 14-grams and pre-rolls.

Our third-tier brand is Sword & Stoned.  It is more affordable but still delivers our high-quality indoor flower at budget prices. This product is mostly C buds and targets consumers who don't have the budget for our Gold Flora or Aviation brands, but still want good quality product at a budget price.  Sword and Stoned is generally offered in pre-rolls where we have good control in using quality flower but generally from small buds not readily attractive as a direct flower product but which retains  attractive quality features.

Factors Affecting Performance

Regulation

Gold Flora is subject to the local, state and federal laws in the jurisdictions in which it operates. Gold Flora holds the required licenses for the production and distribution of its products in the state and local jurisdictions in which it operates and continuously monitors changes in law, regulation, treaties, and agreements.  Gold Flora's group of companies are state and locally licensed to cultivate, manufacture, distribute and sell wholesale and retail cannabis and cannabis products. Gold Flora operates in, and has ownership interests in businesses operating in, California, pursuant to the California Medicinal and Adult-Use Cannabis Regulation and Safety Act. To date, Gold Flora's operations are entirely limited to California.

The California cannabis business is subject to changing consumer trends and preferences, which are dependent, in part, on continued consumer interest in new and existing products. The success of new product offerings depends upon several factors, including our ability to: (i) anticipate customer needs; (ii) develop new products that meet these needs; (iii) commercialize new products successfully; (iv) price products competitively; (v) produce and deliver products in sufficient volumes and on a timely basis; and (vi) differentiate product offerings from those of our competitors. Management has identified these factors and continues to evaluate, research and innovate best-in-class solutions to ensure Gold Flora remains a high-quality and consumer-preferred product.

F-3

Principal Products and Services

Gold Flora's principal business is the operation of a fully integrated cannabis company, supporting by in-house cultivation, manufacturing and distributions as well as retail operations throughout California. Gold Flora's fully-integrated platform has allowed Gold Flora to product high-quality products at lower margins than its competitors.

As a cultivator, Gold Flora, through BLF, cultivates cannabis seeds for wholesale and consumer packaged goods products. As a manufacturer, Gold Flora, through BLL, manufactures vapes, tinctures, edibles, pre-rolls, and infused pre-rolls cannabis products. As a distributor, Gold Flora, through GFD, distributes products to dispensaries and retail outlets. As a retailer, Gold Flora, through a number of wholly-owned subsidiaries, sells cannabis products and other products permitted under applicable law to customers.

Specialized Knowledge and Skills

Gold Flora's business requires individuals with specialized knowledge and skills. The cultivation business requires knowledgeable Management and employees agriculture, indoor cultivation and evaluating high-quality cannabis. Additionally, Gold Flora's retail operations requires knowledge on retail real estate, consumer goods and the sale of cannabis in California.

Our management team consists of experienced professionals with significant experience in the California cannabis market.  Combined, we also have extensive experience in cultivation, operations, manufacturing, cannabis retail, genetics, distribution, consumer packaged goods, real estate development, technology, retail, finance, and venture capital.

Components

The BLF cultivation facility is dependent on several key inputs and their related costs, including raw materials and supplies related to cultivation operations, as well as electricity, water and other utilities. See "Risk Factors – Risks Related to the Gold Flora’s Products and Services – Gold Flora is reliant on key inputs".

Equipment used for cultivation is specialized and not always commercially available. Obtaining certain equipment has been difficult during the global COVID-19 pandemic and subsequent supply chain disruptions.  Some challenges remain, and with respect to certain equipment or replacement parts, the supply chain may be unpredictable.

Competitive Conditions

Gold Flora operates competitively on each core horizontal platform of its vertical silo including cultivation, manufacturing, distribution, retail, and branded products.  The principal aspects of competition include, among other things, obtaining cannabis licenses, availability of equipment, resources and raw material, attraction of key personnel, and securing of key real estate. To remain competitive, Gold Flora is required to be nimble and efficient in each operation.  To achieve this, Gold Flora uses arm's length costing and pricing on each layer.  Although our products must be priced competitively, Gold Flora's long-term strategy includes product differentiation and effective complementary pricing.

Wholesale Segment

BLF competes effectively against other indoor grow facilities in terms of the quality of production, tetrahydrocannabinol ("THC") levels, moisture levels, size of product grown, and overall smell and quality of the final flower.  BLF is also competitive in terms of cost of production.  Efficiencies include quality labor, effective purchasing of materials and incorporating economies of scale.  Operations maintain, and are implemented with, the highest standards of technology and science.  A veteran management team led by the Head of Cultivation effectively balances the production of high-quality flower daily with numerous variables including temperature, humidity, lighting, air flow, watering and feeding cycles.  Management is also focused on ensuring that no pesticides are used in our facilities and that no plant or product is contaminated, thereby enabling Gold Flora to pass the weekly, rigorous testing requirements of California.  Indirectly, Gold Flora competed with the illicit market, including many unlicensed, illegal cultivation indoor and outdoor grows that continue to exist in the State of California.

F-4

Given the seasonality of agriculture, our indoor facility provides a significant advantage of greenhouse competitors who rely on outdoor cultivation. Having established an indoor facility provides Gold Flora a competitive advantage as:

•

the number of indoor cultivation licenses issued by the CDFA-CCL represents approximately 6% of the total number of cultivation licenses issued to date (with the number of mixed licenses representing 26% and the number of outdoor licenses representing 68%) (reference: California Department of Cannabis Control).

•

there are material barriers to entering into indoor cultivation which include, but are not limited to (i) the cost to complete construction, (ii) the costs of tenant improvements, (iii) the limited land located in approved jurisdiction, (iv) substantial environmental constraints, (v) proximity to utilities and (vi) construction financing availability.

•	a greenfield start-up of an indoor cultivation facility can take up to a five-year entitlement phase prior to even starting constructions.

Additionally, Management believes the DHS Campus is the ideal locations for cultivation are: (i) as of the date hereof, the City of Desert Hot Spring levies a low tax rate than other cities in California, (ii) agriculture power raters from Gold Flora's utility provider is approximately 30% than its competitors, (iii) the location of the DHS Campus is connected to ample water supply through Mission Valley Water, a large underground aquifier, (iv) the City of Desert Hot Springs contains a large labor pool accessible at a competitive rate compared to other cities in California and (v) the facility is specifically built for cannabis cultivation rather than reusing older facilities.

Manufacturing

BLL competes against other groups that are well established manufacturers in California. BLL has built long-standing relationships with large third-party brand companies.  BLL anticipates to continue to build out its products offerings in order to diversify its offerings.

Distribution

GFD compete mostly against distributors that are not vertically integrated.  Even though vertical integration generates competitive advantages, it also means that GFD competes directly against groups that only focus on distribution as their primary business.  GFD has the infrastructure in place to add volume significantly with little required additional investment.

Retail Segment

Gold Flora competes with other licensed retailers in the immediate vicinity of our outlets and competition factors include: price; mark-ups; discounts; product selection; advertising space on Weedmaps and search engine optimization advertising buys for top tier internet rankings. Competing retailers range from small local operators to more significant operators with a presence throughout the State of California. From a product perspective, Gold Flora competes with other manufacturers of brands for shelf space in third-party owned dispensaries statewide. Indirectly, Gold Flora competes with the illicit market, including many illegal dispensaries that continue to exist in the State of California.

From a brand perspective, we compete against several other brands in California for shelf space at retail dispensaries.  These other brands have a legacy in the California market and have spent millions of dollars on marketing and brand building.  Controlling our own distribution enables the Gold Flora team to be able to assess market conditions first hand and not rely on third party reporting.  Gold Flora uses the "quality first" approach for our consumer-packaged goods and has demonstrated the propensity to be able to manufacture and deliver our product with quality on a consistent basis.  Any market share gained through aggressive marketing by competitors can be lost quickly with a bad product batch or even inability to provide supply.  In addition, Management will stay focused on and responsive to consumer trends and is prepared to pivot when the market demand turns.  Management after tracking the progress of the Gold Flora brand presence and shelf space potential as competitors face duress both in their supply chains and available capital recognizes an important opportunity to elevate the combined company portfolio quickly and materially.

Reliance on Suppliers and Customers

Gold Flora and its subsidiaries are not dependent on any single supplier or customer, and the loss of any supplier or customer would not have a material adverse effect on Gold Flora or its operations.

F-5

Employees

As of December 31, 2022, we had a total of 295 employees, across our cultivation, manufacturing, retail, distribution, delivery, and corporate office facilities across the State of California.

Seasonality

Gold Flora's business does not experience changes resulting from changes in seasons.

Foreign Operations

Gold Flora's operations are currently limited to California. As of the date hereof, Gold Flora does not anticipate expanding its operations outside of California.

Intellectual Property

We have a portfolio of industry leading products and brands. As part of our brand strategy, we strive to protect our proprietary products and our brands. Intellectual property ("IP") protection is pursued both in our ability to sell products and brands through first "Freedom to Operate" searches and subsequently, reviewing proprietary and protectable claims, branding, technology, or design assets. We evaluate opportunities for IP protection from cultivation and strain development, in manufacturing and processes, and for our portfolio of finished goods. Our IP protection ranges from trademarks to trade secrets and covers anything from cultivation, genetics, product development, packaging development, claims, operations, information technology, and branding.

We seek to protect our proprietary information, in part, by executing confidentiality agreements with third parties and partners and non-disclosure and invention assignment agreements with our employees and consultants. These agreements are designed to protect our proprietary information and ensure ownership of technologies that are developed through our relationship with the respective counterparty. We cannot guarantee, however, that these agreements will afford us adequate protection of our intellectual property and proprietary information rights.

As of January 20, 2023, we have (i) at least two registered federal trademarks with the United States Patent and Trademark Office, with an additional two trademark applications that have been allowed, and two applications that are pending examination, and (ii) eight California state trademark registrations, with an additional five pending. Specifically, we consider Gold Flora California Grown, Gold Flora, Aviation, Jet Fuel, and Roll Bleezy to comprise our core products and services trademark portfolio, and each of these marks are subject to issued registrations or pending applications. The Gold Flora California Grown mark must file its USPTO Section 8 Declaration without paying an additional fee by January 23, 2024, and with an additional fee by July 23, 2024. The Gold Flora mark must file its USPTO Section 8 Declaration without paying an additional fee by February 13, 2024, and with an additional fee by August 13, 2024. Aviation Cannabis is a California trademark with an expiration date of July 23, 2025.  Airfield Supply Company (stylized logo) is a California trademark for “cannabis retail stores” with an expiration date of July 6, 2023. Airfield Supply Company (stylized logo) is a California trademark for “cannabis retail store” with an expiration date of July 6, 2023. High is a Place is a California trademark with an expiration date of July 10, 2023. Jetfuel Cannabis is a California trademark with an expiration date of November 7, 2024. High is a Place is a California trademark for “cannabis products including vape pens, extracts, and dried/cured flower,” with an expiration date of July 10, 2023. Airfield Supply Co. Est. 2010 (stylized logo) is a California trademark for “cannabis retail store” with an expiration date of July 10, 2023. Airfield Supply Co. Est. 2010 (stylized logo) is a California trademark for “cannabis products including vape pens, extracts, and dried/cured flower,” with an expiration date of July 10, 2023.

The federal illegality of cannabis currently prevents us from obtaining federal trademark registrations covering cannabis-touching goods or services, which means we must rely on state registrations, common law uses, and federal registrations for ancillary, non-cannabis goods and services, a reliance that has been validated by U.S. Courts in trademark cases between cannabis companies (none of which we have been a party to). The risk remains that a third party may adopt one of our trademarks in a different territory where we have made no use of the trademark, and therefore potentially have limited common law or state rights to protect the mark.

F-6

Our Facilities and Properties

Gold Flora's principal executive and administrative offices are located at 3165 Red Hill Avenue, Costa Mesa, California 92626.

DHS Campus

BlackStar Industrial Properties, LLC ("BSIP") is a California limited liability company owned by certain members/affiliates of members of Gold Flora. BSIP is a cannabis focused real estate entity that initially controlled the DHS Campus which comprises 28-acre in Desert Hot Springs, California.  The first phase of the BSIP buildout, consisting of constructing two buildings totaling 200,000 square feet (the "First Phase"), has been completed and sold to Innovative Industrial Properties ("IIP") while BSIP continues to own the balance of the property. Gold Flora is the master tenant of the First Phase and leases most of the property to its operating subsidiaries with some of the First Phase being leased to third-party subtenants. The remaining unsold acreage is owned fee simple by BSIP and is already fully entitled for construction with a conditional use permit in place providing for cannabis and light industrial use.  The DHS Campus is compliant with the California Environmental Quality Act (CEQA), a standard proving to be very difficult for potential new entries to obtain.

The DHS Campus is ideal for Gold Flora as:

•

as a result of Gold Flora's relationship with BSIP, its plant touching business operations are not burdened by the capital requirements of extensive real estate holdings. This has led to an attractive overall average cost of capital.

•	Gold Flora benefits from the relatively low cannabis tax rate in Desert Hot Springs, California.
•	Power and other utilities are in place at the DHS Campus and power rates are at agricultural levels of approximately 30% of comparable industrial rates.
•

Gold Flora has entered into an agreement with BlackStar Industrial Properties, Inc. which provides that in the event that BSIP undertakes construction of additional phases at its DHS Campus, and such construction is for the purposes of cannabis cultivation or related business, then Gold Flora will have the first right of refusal to lease such additional space.

Leases

The following table sets forth the information about our properties and leases. We believe that our existing facilities are sufficient for our current needs. In the future, we may need to add new facilities and expand our existing facilities as we add employees, grow our infrastructure and evolve our business, and we believe that suitable additional or substitute space will be available on commercially reasonable terms to meet our future needs.

Location	Facilities Type	Approximate Square Footage	Lease Expires
3165 Red Hill Avenue, Costa Mesa, CA 92626	Corporate Headquarters	4,315	October 31, 2023
5630 Pacific Coast Highway, Long Beach, CA 90814	Kings Crew Retail Dispensary	3,512	May 1, 2029
1687 Orange Avenue, Costa Mesa, CA 92627	Kings Crew Retail Dispensary	2,928	December 1, 2027
127 Radio Road, Corona, CA 92879	Kings Crew Retail Dispensary	6,936	January 1, 2028

F-7

3505 Cadillac Avenue #107, Costa Mesa, CA 92626	RYL Distribution	1,964	November 30, 2023
3505 Cadillac Avenue #207, Costa Mesa, CA 92626	RYL Distribution- Office	1,964	December 31, 2023
3146 Stevens Creek Boulevard, San Jose, CA 95117	Airfield Retail Dispensary	8,300	Lease in process. Expected to expire June 1, 2033
928 Whipple, Redwood City, CA	Airfield Retail Dispensary	16,941	January 1, 2031
1190 Coleman Avenue, San Jose, CA	Airfield Retail Dispensary	25,000	August 1, 2027
1180 Coleman Avenue, San Jose, CA	Airfield Corporate Offices	2,336	January 1, 2026
1802 Shelton Drive, Unit C-1 Hollister, CA 95023	Higher Level of Care Dispensary	2,226	September 30, 2026
310 Amador Avenue, Seaside, CA 93955	Higher Level of Care Dispensary	1,974	September 30, 2026
305 Amador Avenue Unit C Seaside, CA 93955	Higher Level of Care Distribution	1,500	August 31, 2023
64125 19th Avenue, Unit 2A and 2B, Desert Hot Springs, , CA 92240	Black Lion Farms Cultivation	35,100	December 1, 2032
64125 19th Avenue, Unit 2E, Desert Hot Springs, , CA 92240	Black Lion Farms Cultivation	17,550	December 1, 2032
64125 19th Avenue, Unite 2F, Desert Hot Springs, CA 92240	Black Lion Farms Cultivation	17,500	December 12, 2032
64125 19th Avenue, Unit 2G, Desert Hot Springs, CA 92264	Black Lion Farms Cultivation	17,550	December 1, 2032
64125 19th Avenue, Unit 2H, Desert Hot Springs, CA 92264	Black Lion Farms Cultivation	17,550	December 1, 2032
64125 19th Avenue, Unit 1A and 1B, Desert Hot Springs, CA 92264	Black Lion Labs Manufacturing	10,053	April 30, 2024
64125 19th Avenue, Unit 1 C, Desert Hot Springs, CA 92264	RYL Distribution	5,027	December 1, 2032
64125 19th Avenue, Unit 1F, Desert Hot Springs, CA 92264	RYL Distribution	5,000	December 1, 2032

F-8

General Development of the Business – Three Year History

Fiscal Year 2020

Prior to fiscal year 2020, Gold Flora completed a private placement of units for proceeds of $14,411,000.  Each unit was comprised of: (i) one $1,000 principal amount of 8% unsecured convertible debenture scheduled to mature on June 14, 2021 (the “2021 Debentures”) and (ii) one warrant to purchase membership units in Gold Flora (each a “2021 Warrant”). Each 2021 Debenture contained a liquidity provision pursuant to which, in the event a liquidity event had not occurred on or before June 14, 2020, Gold Flora would increase the principal amount of the 2021 Debentures by a factor of 10% for no additional consideration (the “2021 Liquidity Debentures”).  The 2021 Liquidity Debentures were issued in June 2020, increasing the outstanding principal balance to $15,852,000. The 2021 Warrants expired.

In August, 2020, Gold Flora offered to exchange the 2021 Debentures for new $1,000 principal amount of unsecured convertible debenture with a maturity date of June 13, 2022 (such exchange, the “2020 Exchange”, and such debentures, the “2022 Debentures”). The terms of the 2022 Debentures were identical to the terms of the 2021 Debentures with the exception of the maturity.

Fiscal Year 2021

The 2020 Exchange was completed on January 1, 2021.  Of the outstanding 2021 Debentures, holders of  principal amount of $15,418,000 of 2021 Debentures participated in the exchange and were issued 2022 Debentures with the same principal amount.  Holders of 2021 Debentures with a principal balance of $434,000 did not participate in the exchange, and such 2021 Debentures remained outstanding and were repaid at maturity.

On January 11, 2021, pursuant to an asset contribution agreement between Gold Flora and Stately Capital Corporation (“Stately”), a Canadian based company focused on the development and acquisition of cannabis brands in the United States, Stately contributed net cash of $8,851,446, notes receivable, intellectual property, and contracts in exchange for 8,694,421 Class C units of Gold Flora and warrants to purchase 2,741,359 Class C units.  The warrants have an exercise price of $1.64, subject to adjustment, and expire February 28, 2024. Because Gold Flora did not complete a liquidity event prior to the first anniversary of the contribution, Gold Flora issued Stately an additional 869,442 Class C units pursuant to a liquidity provision contained in the asset contribution agreement.

In 2021, Gold Flora raised $11,755,000 of gross proceeds through a private placement of units. Each unit was comprised of: (i) one $1,000 principal amount of unsecured convertible debenture (each a “2024 Debenture” and, collectively, the “2024 Debentures”) and (ii) one warrant to purchase membership units in Gold Flora (each a “2024 Warrant” and, collectively, the “2024 Warrants”).

•

Each 2024 Debenture bears interest at a rate of 8.0% per annum and matures on February 25, 2024. Pursuant to the terms of the 2024 Debentures, upon completion of a liquidity event, the principal amount of the 2024 Debentures will automatically convert into Class C membership units of Gold Flora and the accrued and unpaid interest will be repaid in cash. Each 2024 Debenture contained a liquidity provisions pursuant to which, in the event a liquidity event had not occurred on or before February 25, 2022, Gold Flora shall increase the principal amount of the 2024 Debentures by a factor of 10% for no additional consideration (the “2024 Liquidity Debentures”). The 2024 Liquidity Debentures were issued in February 2022.

•

Each 2024 Warrant is exercisable in Class C membership units of Gold Flora for a period of twenty-four (24) months from the completion of a liquidity event. The 2024 Warrants expire on February 25, 2024 if no liquidity event has occurred by that date.

F-9

On September 30, 2021, Gold Flora Acquisition Fund 1, LLC acquired 100% ownership of Hollister and Seaside, each a single outlet operating entity with a solid customer base and established market presence (collectively, the “Higher Level Acquisitions”). The Higher Level of Care Acquisitions also came with an option to purchase the then just starting-up Greenfield, California outlet and another option in the case a Monterey, California from the vendors of Hollister and Seaside.  In connection with the Higher Level Acquisitions:

•	Gold Flora paid to the then owners of Hollister and Seaside total consideration of $26,712,732 of which $8,792,732 was paid in cash and the balance paid as described below.
•

Gold Flora Acquisition Fund 1, LLC issued as partial consideration a secured promissory note in the principal amount of $10,592,000 to the sellers of the Higher Level Acquisitions. This promissory note is due on September 30, 2025 and bears 6% interest.

•	Gold Flora as partial consideration also entered into an Equity Right Agreement with the sellers of the Higher Level Acquisitions (the “Equity Rights Agreement”). Pursuant to the terms of the Equity Rights Agreement, Gold Flora is required to issue upon a liquidity event such number of Class C membership units in Gold Flora equal to $10,591,795 based on a price per Class C membership unit of the greater of (i) a 10% discount to the liquidity event price and (ii) $2.50.
•

In order to financing the Higher Level Acquisitions, Gold Flora issued to an arm’s length investor (the “Acquisition Financing Investor”): (i) a convertible debentures with a principal amount of $8,200,000 due on November , 2023 (“Higher Level Financing Debenture”) which accrues interest at 8% per annum (convertible into Class F membership units of Gold Flora at a price per Class F membership units equal to the lesser of: (1) a 25% discount on the liquidity price and (2) $1.65 per Class F membership unit) and (ii) warrants to purchase 4,696,200 Class F membership units in Gold Flora at a price per Class F membership units of $2.00 (the "Higher Level Financing Warrant"). The warrants and debentures contained a liquidity right such that if a liquidity event did not occur by the first anniversary of the issuance of the security, the holder is entitled to an additional 10% principal amount of the debentures or warrants at no additional consideration.

On December 31, 2021, Gold Flora Acquisition Fund 1, LLC completed the acquisition of Airfield, including its core retail outlet, Airfield Supply (the “Airfield Acquisition”).  Airfield is the leading cannabis retail outlet in San Jose, California and has built several in-house brands now getting broader exposure through Gold Flora distribution.  These include the popular Jet Fuel and Aviation brands.  Also, the acquired Airfield operation has won a second license in San Jose, California and an attractive non-redundant location has been identified and the lease is secured. In connection with the Airfield Acquisition:

•	Gold Flora paid to the sellers and former shareholders of Airfield total consideration of $36,458,879, of which $10,111,359 was paid in cash representing 27.7% of the purchase price.
•	Gold Flora issued 4,008,000 Class C membership units in Gold Flora to the sellers of Airfield (valued at $10,200,000, representing 33.4% of the purchase price).
•

Gold Flora issued a secured promissory note in the amount of $9,990,000 to Ambassador Assets, LLC, an affiliate of the sellers of Airfield, representing 33.3% of the purchase price. This promissory note is due on December 31, 2025 and bears 8% interest.

•

Gold Flora agreed to make an additional earn-out payment to the sellers (the “Earn-Out Payment”), equal to the amount of the Adjusted EBITDA for Captain Kirk for the 2022 fiscal year in excess of $5 million, multiplied by six; provided, however, that in no event shall the Earn-Out Payment exceed $14,832,000. Any Earn-Out Payment would be paid with a combination of cash, seller notes and equity. At this time Gold Flora does not anticipate that an Earn-Out Payment will be due.

•

In order to financing the Airfield Acquisition, Gold Flora issued to the Acquisition Financing Investor: (i) a convertible debenture with a principal amount of $5,050,000 due on February 8, 2025 which accrues interest at 8% per annum (convertible into Class F membership units of Gold Flora at a price per Class F membership units equal to the lesser of: (A) a 25% discount on the liquidity price and (B) $1.65 per Class F membership unit), (ii) a convertible debenture with a principal amount of $5,050,000 due on February 23, 2025 (together with the debenture referenced in (i), the “Airfield Financing Debentures”) which accrues interest at 8% per annum (convertible into Class F membership units of Gold Flora at a price per Class F membership units equal to the lesser of: (A) a 25% discount on the liquidity price and (B) $1.65 per Class F membership unit), (iii) warrants to purchase 3,060,300 Class F membership units in Gold Flora at a price per Class F membership units of the lesser of (1) $2.00 (subject to certain adjustments) and (2) if an Earn-Out Payment is made following the completion of a liquidity event, the price used for the calculation of the equity portion of the Earn-Out Payment (90% of the VWAP of the resulting issuer shares (subject to certain adjustments)) and (iv) warrants to purchase 3,060,300 Class F membership units in Gold Flora at a price per Class F membership units of the lesser of (A) $2.00 (subject to certain adjustments) and (B) if an Earn-Out Payment is made to sellers of Airfield following the completion of a liquidity event, the price used for the calculation of the equity portion of the Earn-Out Payment (90% of the VWAP of the resulting issuer shares (subject to certain adjustments)) (together with the warrants referenced in (iv), the "Airfield Acquisition Warrants"). The warrants and debentures contained a liquidity right such that if a liquidity event did not occur by the first anniversary of the issuance of the security, the holder is entitled to an additional 10% principal amount of the debentures or warrants at no additional consideration. These additional securities were issued in February 2023.

F-10

•

Gold Flora agreed to acquire Runway Services, Inc., which is pursuing a dispensary in Redwood City (the “Runway Acquisition”). The Airfield sellers will establish and operate the Runway dispensary for four full fiscal quarters. The fourth such quarter is referred to as the Runway Calculation Period. Within a period of two month following such period, EBITDA for the period will be calculated and the Runway operating business will be acquired by Gold Flora Acquisition Fund 1, LLC. The purchase price will be 5.5 times the annualized EBITDA of Runway generated during the Runway Calculation Period reduced by the outstanding principal balance of any debt of Runway as of the last day of such calculation period. The consideration will be paid as follows: (i) 28% in cash; (ii) 36% in a new seller note at market rates or alternatively as an increase in the principal balance of the existing seller note; and (iii) 36% in Gold Flora Class C Units valued at $2.50 per unity if a liquidity event has not occurred or in the case a liquidity event has occurred in tradable public shares of the successor entity priced at 90% of the then current 10 day VWAP.

Gold Flora engaged BlackStar Contractors, Inc. (“BSC”) to begin the construction of two additional grow facilities located in Desert Hot Springs. The facilities are in the same building as the current cultivation operations. The total space consists of 70,200 square feet and will provide an additional 40,000 square feet of canopy. Once completed, these new grow facilities will be state-of-the-art and provide additional cultivation capacity for our operations.

On November 14, 2022, Gold Flora entered into their first amendment to lease agreement with IIP-CA 6, LP. The amendment provided for an additional $3,500,000 in our tenant improvement allowance.

Fiscal Year 2022

On June 10, 2022, the holders of certain 2022 Debentures exchanged a portion of the 2022 Debentures for new $1,000 unsecured convertible debenture with a maturity date of December 31, 2023 (such exchange, the “2023-1 Exchange”, and such debentures, the “2023-1 Debentures”). The terms of the 2023-1 Debentures are identical to the terms of the 2022 Debentures with the exception of the maturity date and a new option allowing the holders to convert into Gold Flora membership units at maturity if a liquidity event has not occurred.  Following the 2023-1 Exchange, the principal balance outstanding on the 2023-1 Debentures was $6,206,000.

On October 24, 2022, Gold Flora and the holders of the remaining 2022 Debentures with a total principal balance outstanding of $9,212,000 agreed to an amendment to the debentures extending the maturity date to September 30, 2023 (the “2023-2 Debentures”). The terms also provide for certain other terms including (i) additional interest at a rate per annum of 6.0% payable in kind at maturity; (ii) the application of any cash at fiscal quarter-end in excess of $6,000,000 to repay in part the outstanding balance of the 2023-2 Debentures; and (iii) to apply to the partial prepayment of the 2023-2 Debentures two-thirds of any cash raised from any qualified financing, being a material debt or equity financing.

On December 14, 2022, BLF entered into an equipment finance agreement for existing equipment with Sweet Leaf Madison Capital, LLC in the amount of $4,000,000. The Sweet Leaf Financing matures on December 14, 2025 and is secured by various equipment of BLF and is guaranteed by Gold Flora, LLC.

On February 9, 2023, Gold Flora issued an additional $505,000 in principal amount under the Airfield Financing Debentures and 306,030 Airfield Acquisition Warrants to the Acquisition Financing Investor pursuant to the liquidity right provisions contained in the Airfield Financing Debentures and the Airfield Acquisition Warrants.

On February 21, 2023, Gold Flora, TPCO Holding Corp., a British Columbia corporation (“TPCO”), Stately Capital Corporation, a British Columbia corporation and a principal unitholder of Gold Flora (“Stately”), Gold Flora Corporation, a British Columbia corporation (“Newco”), and Golden Grizzly Bear LLC, a California limited liability company, entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which Gold Flora and TPCO will combine their businesses by way of a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) and a plan of merger (the “Plan of Merger”) pursuant to the provisions of the California Revised Uniform Limited Liability Company Act, as amended (the “Business Combination”). Following the Business Combination, the entity resulting from the amalgamation of TPCO, Stately and Newco (the “Resulting Issuer”) will manage and hold the combined business of TPCO and Gold Flora. Subject to the terms and conditions set forth in the Business Combination Agreement, the Plan of Arrangement and the Plan of Merger, holders of issued and outstanding membership units in the capital of Gold Flora (“Gold Flora Units”) will receive 1.5233 common shares in the capital of the Resulting Issuer (“Resulting Issuer Shares”) for each Gold Flora Unit held and holders of issued and outstanding common shares in the capital of TPCO (“TPCO Shares”) will receive one Resulting Issuer Share for each TPCO Share held. Following the completion of the Business Combination, current holders of Gold Flora Units will hold approximately 51% of the Resulting Issuer and current holders of TPCO will hold approximately 49% of the Resulting Issuer.

On February 22, 2023, Gold Flora entered into a Working Capital Facility Agreement with TPCO, whereas TPCO would lend Gold Flora up to $5,0000,000 in principal. As of April 17, 2023, the amount drawn and outstanding for the loan is $3,333,333.

On February 22, 2023, Gold Flora entered into the Amended Debenture Agreement to, among other things, eliminate the automatic conversion of the Higher Level Financing Debentures and the Airfield Financing Debentures upon a liquidity event.

On February 24, 2023, Gold Flora issued an additional $505,000 in principal amount under the Airfield Financing Debentures and 306,030 Airfield Acquisition Warrants to the Acquisition Financing Investor pursuant to the liquidity right provisions contained in the Airfield Financing Debentures and the Airfield Acquisition Warrants.

United States Regulatory Environment

Cannabis Industry Regulation

On February 8, 2018, the Canadian Securities Administrators revised their previously released Staff Notice 51-352 –Issuers with U.S. Marijuana-Related Activities ("Staff Notice 51-352"), which provides specific disclosure expectations for issuers that currently have, or are in the process of developing, cannabis-related activities in the United States as permitted within a particular state's regulatory framework. All issuers with U.S. cannabis-related activities are expected to disclose certain prescribed information clearly and prominently in prospectus filings and other required disclosure documents. As a result of our existing operations in California, we are providing the following disclosure pursuant to Staff Notice 51-352.

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We derive a substantial portion of our revenues from state legalized: (i) cannabis, and products containing cannabis, used by someone 21 years of age or older that is for non-medical or recreational use ("Adult-Use Cannabis") and (ii) to a lesser extent, cannabis and products containing cannabis used by medical cannabis patients in accordance with applicable state law, but for which no drug approval has been granted by the United States Food and Drug Administration ("Medical-Use Cannabis”). We are directly involved (through our licensed subsidiaries) in both the Adult-Use Cannabis and Medical-Use Cannabis industry in the State of California, which has legalized and regulated such industries on the California state level. Notwithstanding the foregoing, cannabis, other than hemp (defined by the U.S. government as Cannabis sativa L. with a THC concentration of not more than 0.3% on a dry weight basis), is a Schedule I controlled substance under the U.S. Controlled Substance Act of 1970 (the "CSA").  Even in states or territories that have legalized cannabis to some extent, the cultivation, possession and sale of cannabis all remain violations of federal law that are punishable by imprisonment, substantial fines and forfeiture.

The United States federal government also regulates drug products through the  Food, Drug & Cosmetic Act (21 U.S.C. §§ 301-392) (the "FDCA"). The United States Food and Drug Administration (the "FDA"), which implements and enforces the FDCA, regulates, among other things, drugs used for the diagnosis or treatment of diseases. With the exception of Epidiolex® and a few synthetic THC-based drugs, the FDA has not approved cannabis as a safe and effective treatment for any medical condition, and regularly issues cease-and-desist letters to manufacturers of cannabidiol (“CBD”) and delta-8 THC products making health claims to consumers in contravention of the FDCA.

The federal response to this inconsistency between state and federal law was first addressed in August 2013 when then Deputy Attorney General James Cole authored a memorandum (the “Cole Memorandum”), noting that in jurisdictions that have enacted laws legalizing cannabis in some form and that have also implemented strong and effective regulatory and enforcement systems to control the cultivation, distribution, sale and possession of cannabis, conduct in compliance with those laws and regulations is less likely to be a priority at the federal level.

In light of limited investigative and prosecutorial resources, the Cole Memorandum concluded that the Department of Justice should be focused on addressing only the most significant threats related to cannabis. The Cole Memorandum was later rescinded by U.S. Attorney General Jeff Sessions under the Trump Administration. Despite this rescission, the U.S. federal government has not prioritized the enforcement of the CSA’s prohibition on cannabis against cannabis companies complying with the state law and their vendors for over eight years.

On March 11, 2021, Merrick Garland was appointed as U.S. Attorney General. At his confirmation hearing, he said, “It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise”. In April 2022, Attorney General Garland reiterated that prosecuting the possession of cannabis is “not an efficient use” of federal resources, especially “given the ongoing opioid and methamphetamine epidemic[s]” facing the nation. In March 2023, Attorney General Merrick Garland testified in a Congressional hearing that the Department of Justice was continuing its work on a new memorandum regarding cannabis enforcement. Garland stated that the policy will be "very close to what was done in the Cole memorandum" but was yet to be finalized. Even though our activities are believed to be compliant with applicable California state and local law, strict compliance with state and local laws with respect to cannabis does not absolve us of liability under United States federal law, nor does it provide a defense to any federal proceeding which may be brought against us.

However, in October 2022, President Biden directed the DOJ and Department of Health & Human Services to conduct a review of the scheduling status of cannabis. It is possible that cannabis could be rescheduled or descheduled entirely within the next 12-24 months.

During his campaign, President Biden promised federal reform on cannabis, including decriminalization generally. In 2022, President Biden signed into law the “Medical Marijuana and Cannabidiol Research Expansion Act,” a bill aimed at easing restrictions on cannabis research -- bipartisan legislation which is the first standalone cannabis reform bill to pass both the House and Senate. Additionally, on October 6, 2022, President Biden issued a presidential proclamation pardoning federal convictions for simple marijuana possession offenses, encouraging state governors to do the same on the state level where permissible, and requesting that the Secretary of Health and Human Services and the Attorney General initiate an administrative process to review cannabis’s Schedule I classification under the CSA. This process could, but is not guaranteed to, change the legal status of cannabis on a federal level. Regardless of the ultimate outcome on CSA scheduling, both actions represent significant milestones in the evolution of federal cannabis policy.

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In addition to the criminal risks detailed above, under United States federal law, it is a violation of federal money laundering statutes for financial institutions to take any proceeds from the sale of cannabis or any other Schedule I controlled substance. Canadian banks are likewise hesitant to deal with cannabis companies, due to the uncertain legal and regulatory framework of the industry. Banks and other financial institutions, particularly those that are federally chartered in the United States, could be prosecuted, and possibly convicted of money laundering, for providing services to cannabis businesses.

This is despite the fact that the U.S. Department of the Treasury's Financial Crimes Enforcement Network ("FinCEN") issued a memorandum on February 14, 2014 (the "FinCEN Memorandum") outlining the pathways for financial institutions to bank state-sanctioned cannabis businesses in compliance with federal enforcement priorities. The FinCEN Memorandum echoed the enforcement priorities of the 2013 Cole Memorandum and stated that in some circumstances, it is possible for banks to provide services to cannabis-related businesses without risking prosecution for violation of federal money laundering laws. Under these guidelines, financial institutions must submit a Suspicious Activity Report ("SAR") in connection with all cannabis-related banking activities by any client of such financial institution, in accordance with federal money laundering laws. These cannabis-related SARs are divided into three categories – cannabis limited, cannabis priority, and cannabis terminated – based on the financial institution's belief that the business in question follows state law, is operating outside of compliance with state law, or where the banking relationship has been terminated, respectively. On the same day that the FinCEN Memorandum was published, the DOJ issued a memorandum (the "2014 Cole Memorandum") directing prosecutors to apply the enforcement priorities of the 2013 Cole Memorandum in determining whether to charge individuals or institutions with crimes related to financial transactions involving the proceeds of cannabis-related conduct. The 2014 Cole Memorandum has been rescinded as of January 4, 2018, along with the 2013 Cole Memorandum, removing guidance that enforcement of applicable financial crimes against state-compliant actors was not a DOJ priority.

Former Attorney General Sessions' rescission of the 2013 Cole Memorandum and the 2014 Cole Memorandum has not affected the status of the FinCEN Memorandum, nor has the Department of the Treasury given any indication that it intends to rescind the FinCEN Memorandum itself. While the FinCEN Memo is presumptively still in effect, FinCEN could elect to rescind the FinCEN Memo at any time. Banks remain hesitant to offer banking services to cannabis-related businesses. Furthermore, FinCEN noted in its December 2019 guidance that the 2014 SAR reporting structure for cannabis remains in place even with the passage of the Farm Bill and this additional guidance related to hemp. FinCEN confirmed this point in guidance issued on June 29, 2020, and clarified that, if proceeds from cannabis-related activities are kept separate, a SAR filing is only required for the cannabis-related part of a business that engages in both cannabis and hemp activity.

Since 2015, Medical-Use Cannabis only is afforded some protection under federal law. In the 2023 Consolidated Appropriations Act, Congress included a provision, known as the Joyce Amendment (previously the Rohrabacher-Farr Amendment) which prohibits the Department of Justice from spending funds to interfere with the implementation of state medical cannabis laws until September 30, 2023.

The United States Congress has passed appropriations bills each of the last four years that have not appropriated funds for prosecution of cannabis offenses of individuals who are in compliance with state medical cannabis laws. American courts have construed these appropriations bills to prevent the U.S. federal government from prosecuting individuals when those individuals comply with state law relating to approved medical uses. However, because this conduct continues to violate U.S. federal law, American courts have observed that should Congress at any time choose to appropriate funds to fully prosecute the CSA, any individual or business—even those that have fully complied with state law—could be prosecuted for violations of U.S. federal law. And if Congress restores funding, the government will have the authority to prosecute individuals for violations of the law that took place before received funding under the CSA's five-year statute of limitations.

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American courts have construed these appropriations bills to prevent the U.S. federal government from prosecuting individuals when those individuals comply with state law relating to approved medical uses. However, because this conduct continues to violate U.S. federal law, American courts have observed that should Congress at any time choose to appropriate funds to fully prosecute the CSA, any individual or business—even those that have fully complied with state law—could be prosecuted for violations of U.S. federal law within the CSA's five-year statute of limitations.

Despite the legal, regulatory, and political obstacles the Cannabis industry currently faces, the industry has continued to grow. It is possible that the federal government would in the future repeal the federal prohibition on cannabis and further regulate it, or leave the states to decide for themselves whether and how to regulate Cannabis cultivation, production, and sale, just as states are free today to decide certain aspects of the distribution of alcohol or tobacco within their borders. Until that happens, we face the risk of federal enforcement and other risks associated with our business.

However, as noted previously, in October 2022, President Biden directed the DOJ and Department of Health & Human Services to conduct a review of the scheduling status of cannabis. It is possible that cannabis could be rescheduled or descheduled entirely, although whether that will happen and when is unknown.

While the timing of federal reform is unknown, there is bipartisan support for cannabis reform on the federal level. Members of the U.S. Congress from the Democratic and Republican parties have introduced bills to end the federal cannabis prohibition, by de-scheduling cannabis completely and regulating it. In the 117th Congress, Senators Cory Booker (D-NJ), Ron Wyden (D-OR), and Chuck Schumer (D-NY) filed the Cannabis Administration And Opportunity Act, a bill that would regulate cannabis and expunge prior cannabis convictions; and Rep. Nancy Mace (R-SC) filed the States Reform Act, which would repeal the federal prohibition of and further regulate cannabis on the federal level. This session has seen additional incremental reform bills, including a bill that would direct the Attorney General of the United States to amend the CSA to move cannabis from schedule I to schedule III of the Act (the “Marijuana 1 to 3 Act”), and a bill to allow medical cannabis patients to purchase and possess firearms (the “Second Amendment Protection Act”). Despite these uncertainties, it is expected that federal policy on cannabis will continue becoming more, rather than less, permissive, and legislative efforts to legalize cannabis or cannabis banking at the national level are likely to continue in 2023.

To the knowledge of Management, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in California with respect to state and locally compliant cannabis operators.

Our objective is to capitalize on the opportunities presented because of the changing regulatory environment governing the cannabis industry in the United States. Accordingly, there are several significant risks associated with our business. Unless and until the United States Congress amends the CSA with respect to Medical-Use Cannabis and Adult-Use Cannabis, there is a risk that federal authorities may enforce current federal law, and our business may be deemed to be producing, cultivating, extracting, or dispensing "marihuana" or aiding or abetting or otherwise engaging in a conspiracy to commit such acts in violation of U.S. federal law.

We have received and continue to receive legal input, in verbal and written form (including opinions when required), regarding (i) compliance with applicable state and local regulatory frameworks and (ii) potential exposure and implications arising from U.S. federal law in certain respects.

The Joyce-Blumenauer Amendment gave Medical-Use Cannabis operators and investors in states with legal regimes greater certainty regarding federal enforcement as to establish Medical-Use Cannabis businesses in those states. The Cannabis industry continues to experience growth in legal Medical-Use Cannabis and Adult-Use Cannabis markets across the United States. Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, even under a Biden Administration's DOJ or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to cannabis and THC (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law.

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Despite the expanding market for cannabis, traditional sources of financing, including bank lending or private equity capital, are lacking which can be attributable to the fact that cannabis remains a Schedule I substance under the CSA. These traditional sources of financing are expected to remain scarce unless and until the federal government legalizes cannabis cultivation and sales.

Below is a discussion of U.S. state-level regulatory regimes in those jurisdictions where we are, and will be, directly or indirectly involved through our subsidiaries. We are directly engaged in the manufacture, possession, use, sale or distribution of cannabis and/or hold licenses in the Adult-Use Cannabis and/or Medical-Use Cannabis marketplace in the State of California. We will evaluate, monitor and reassess this disclosure, and any related risks, on an ongoing basis and the same will be supplemented and amended to investors in public filings, including in the event of government policy changes or the introduction of new or amended guidance, laws or regulations regarding cannabis regulation. We intend to cause our businesses to promptly remedy any known occurrences of non-compliance with applicable State and local cannabis rules and regulations, and intends to publicly disclose any known non-compliance, citations or notices of violation which may have a material and adverse impact on our licenses, business activities or operations.

Exposure to U.S. Marijuana Related Activities

We operate in the United States through various subsidiaries and other entities pursuant to arrangements with third parties on arm's length terms as more specifically described herein. As of the date hereof, a substantial portion of our business was directly derived from U.S. cannabis-related activities. As such, nearly 100% of our balance sheet and operating statement reflects exposure to U.S. cannabis related activities. See "Description of the Business" for further details.

California

California Regulatory Landscape

In 1996, California was the first state to legalize Medical-Use Cannabis through Proposition 215, the Compassionate Use Act of 1996. This legislation legalized the medical use, possession, and cultivation of cannabis by patients with a physician recommendation, and their caregivers, for treatment of cancer, anorexia, AIDS, chronic pain, spasticity, glaucoma, arthritis, migraine, or any other illness for which cannabis provides relief.

In 2003, Senate Bill 420 was signed into law establishing not-for-profit medical cannabis collectives and dispensaries, and an optional identification card system for Medical-Use Cannabis patients, with a physician recommendation.

In September 2015, the California legislature passed three bills collectively known as the Medical Cannabis Regulation and Safety Act ("MCRSA"). The MCRSA established a licensing and regulatory framework for Medical-Use Cannabis businesses in California. The system created multiple license types for dispensaries, infused products manufacturers, cultivation facilities, testing laboratories, transporters, and distributors. Edible infused product manufacturers would require either volatile solvent or non-volatile solvent manufacturing licenses depending on their specific extraction methodology. Multiple agencies would oversee different aspects of the program and businesses would require a state license and local approval to operate. Following that, in November 2016, voters in California passed Proposition 64, the Adult Use of Marijuana Act ("AUMA"), creating a regulated Adult-Use Cannabis program for adults 21 years of age or older. In June 2017, the California State Legislature passed Senate Bill No. 94, known as Medicinal and Adult-Use Cannabis Regulation and Safety Act ("MAUCRSA"), which amalgamated MCRSA and AUMA and provided for a set of regulations to govern a commercial medical and adult-use licensing and compliance regime for commercial cannabis businesses in the State of California. MAUCRSA went into effect on January 1, 2018. MAUCRSA was then amended and restated in July 2021 through the annual budget trailer bill process to, among other things, consolidate the former state licensing agencies into a single licensing authority known as the Department of Cannabis Control (“DCC”). Subsequent to the agency consolidation, the newly formed DCC consolidated the three separate sets of regulations into a single set of state regulations, which went into effect as of September 27, 2021.

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To legally operate a Medical-Use Cannabis or Adult-Use Cannabis business in California, the operator must have both a local authorization and a state license for the specific commercial cannabis activity being conducted. This requires license holders to operate in cities with cannabis licensing programs. Therefore, counties and cities in California are allowed, in compliance with MAUCRSA, to determine the number and type of licenses they will issue to cannabis operators or can choose to outright ban the siting of cannabis operations in their jurisdictions.

In April 2019, a lawsuit was filed in the Fresno County Superior Court challenging a regulation that allowed cannabis businesses to deliver products in local jurisdictions which had prohibited the sale of cannabis. In November 2020, in a mixed result, the Fresno County Superior Court upheld the state regulation that allows licensed cannabis delivery companies to offer services anywhere in the state, while also affirming that cities and counties can forbid those operations, though enforcement of the bans is also up to the local governments. While a recent amendment will require local governments to allow delivery of medical cannabis to patients in certain instances by January 2024, adult-use cannabis sales and deliveries may continue to be restricted by some cities and counties.

California Licensing Requirements

A storefront retailer license with an "M-designation" permits (i) the purchase of cannabis goods that are "For Medical Use Only" from licensed distributors (ii) the sale of such medicinal cannabis goods to medicinal cannabis patients aged 18 years of age or older in California who possesses a physician's recommendation. Only certified physicians may provide medical cannabis recommendations. A storefront retailer license with an "A-designation" permits the sale of cannabis and cannabis products to any individual age 21 years of age or older regardless of whether they possess a physician's recommendation. A storefront retailer license with both the M- and A- designations is permitted to do all the above described in this paragraph. Where the local jurisdiction permits, a state storefront retailer license allows the retailer to engage in delivery of cannabis goods to retail customers. A non-storefront license permits the same delivery activity but does not permit the licensee to operate a retail storefront.

A distribution license permits the license holder to engage in the procurement, storage, packaging, required regulatory and compliance testing, sale to certain licensed entities within the State of California, and transport of cannabis and cannabis products between licensees.

An adult-use or medicinal cultivation license permits cannabis cultivation which means any activity involving the planting, growing, harvesting, drying, curing, grading, or trimming of cannabis. Such licenses further permit the production of a limited number of "non-manufactured cannabis products" and the sales of cannabis to certain licensed entities within the State of California for resale or manufacturing purposes.

An adult-use or medical manufacturing license permits the manufacturing of "manufactured cannabis products". Manufacturing includes the compounding, blending, extracting, post-processing refinement, infusion, packaging, or repackaging, labeling, or relabeling, remediation or other preparation of a cannabis product in the State of California, only cannabis that is grown in the state by a licensed operator can be sold in the state.

California neither mandates or prohibits integration, and the state allows licensees to make wholesale purchase of cannabis from, or a distribution of cannabis and cannabis product to, another licensed entity within the state.

A cannabis testing laboratory license permits a licensed laboratory to test samples of cannabis to verify its compliance with the testing consumer consumption and use standards set forth in MAUCRSA and DOC Regulations.

Holders of cannabis licenses in California are subject to a detailed regulatory scheme encompassing security, staffing, transport, sales, manufacturing standards, testing, inspections, inventory, advertising and marketing, product packaging and labeling, white labeling, records, and reporting, and more. As with all jurisdictions, the full regulations, as promulgated by each applicable state agency, should be consulted for further information about any operational area.

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California Reporting Requirements

The State of California uses METRC as the state's track-and-trace system used to track commercial cannabis activity and movement across the distribution chain for all state-issued licensees. The system allows for other third-party system integration via application programming interface. Only licensees have access to METRC.

California Storage and Security

To ensure the safety and security of cannabis business premises and to maintain adequate controls against the diversion, theft, and loss of cannabis or cannabis products, California's retail cannabis businesses are generally required to do the following:

•	limit access to storefront retail premises to medical cannabis patients at least 18 years of age and older and Adult-Use Cannabis customer 21 years of age and over and maintain a fully operational security alarm system;
•	contract for professionally certified security guard services (applies only to storefront retail, not to licensed non-storefront retailers who are not engaged in storefront retail sales);
•	maintain a video surveillance system that records continuously 24 hours a day;
•	ensure that the facility's outdoor premises have sufficient lighting;
•	not dispense from its premises outside of permissible hours of operation;
•	limit the daily amount of cannabis goods dispensed to individual customers to prevent diversion;
•	store cannabis and cannabis product only in areas per the premises diagram submitted to and approved by the State of California during the licensing process;
•	store all cannabis and cannabis products in a secured, locked room or a vault; report to local law enforcement and the DCC within 24 hours after discovering the theft, diversion, or loss of cannabis; and
•

ensure the safe transport of cannabis and cannabis products between licensed facilities, maintain a delivery manifest and QR-code scannable State license in any vehicle transporting cannabis and cannabis products. Only vehicles registered with the DCC that meet DCC distribution or non-retail delivery requirements are to be used to transport cannabis and cannabis products.

California Home Delivery Requirements

California law allows certain licensed retailers to deliver cannabis to adult customers at any private address within the state, including within those jurisdictions that have land use and zoning ordinances prohibiting the establishment of commercial cannabis businesses. At least 25 local jurisdictions where cannabis sales are banned sued the state, seeking to overturn the rule allowing home deliveries statewide. As of the date hereof, the suit was dismissed on procedural grounds, and the state regulation stands. To the knowledge of Management, there have been no significant enforcement efforts mounted by local governments.

The State of California requires the satisfaction of various regulatory compliance obligations to operate a cannabis delivery service. The cannabis license that permits the operation of a storefront dispensary in the State of California (also referred to as a retail license) currently permits that entity to also establish a delivery operation. If an entity does not wish to set up and operate a storefront dispensary location at which it can sell products to customers in person, California has established a separate license which allows for a retail delivery operation (also referred to as a non-storefront retail license). California regulations regarding the delivery of cannabis products include the following requirements:

•	All deliveries of cannabis goods must be performed by a delivery employee (at least 21 years of age) who is directly employed by a licensed retailer.

•	All deliveries of cannabis goods must be made in person to a physical address that is not on publicly owned land or to a building leased by a public agency.

•

Prior to providing cannabis goods to a delivery customer, a delivery employee must confirm the identity and age of the delivery customer (as is required if such customer was purchasing the product in the physical retail store) and ensure that all cannabis goods sold comply with the regulatory requirements.

•

A licensed cannabis entity is permitted to contract with a service that provides a technology platform to facilitate the sale and delivery of cannabis goods, in accordance with all of the following: (i) the licensed cannabis entity does not allow for delivery of cannabis goods by the technology platform service provider; (ii) the licensed entity does not share in the profits of the sale of cannabis goods with the technology platform service provider, or otherwise provide for a percentage or portion of the cannabis goods sales to the technology platform service provider; (iii) the licensed cannabis entity does not advertise or market cannabis goods in conjunction with the technology platform service provider, outside of the technology platform, and ensures that the technology platform service provider does not use the licensed cannabis entity's license number or legal business name on any advertisement or marketing that primarily promotes the services of the technology platform; and (iv) the licensed entity provides various disclosures to customers about the source of the delivered cannabis goods.

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In March 2022, the state of California issued notable new regulations pertaining to cannabis delivery. First, the state increased the total value of cannabis goods delivery employees can carry in their vehicle from $5,000 to $10,000. Second, for purposes of this limit, the state removed any distinction between "ordered" and "unordered" product. These changes will afford cannabis delivery operators considerably more flexibility, allowing them to carry a broader array of products and serve a larger geographic area. These regulations took effect in November 2022.

California Cannabis Cultivation Tax

As of July 1, 2022, California has eliminated its cannabis cultivation tax. Prior to this, cannabis cultivated in California was subject to a $161/pound tax. In practice, this tax amounted to 30% or more of the wholesale price of cannabis. The elimination of the cannabis cultivation tax may make legal cannabis more competitive with California's robust illicit cannabis market.

Gold Flora Licenses

Gold Flora, through its affiliated entities, currently owns and operates one licensed small indoor cultivation facility in San Jose, California; one licensed medium indoor cultivation facility in Desert Hot Springs, California; four additional small indoor cultivation state-licensed facilities in Desert Hot Springs, California that will be operational in the first quarter of 2023; four licensed distribution facilities in the cities of Desert Hot Springs, San Jose, and Costa Mesa, California; four licensed storefront retail facilities, being Long Beach, Seaside, Hollister, and San Jose, California; and a Type 6 manufacturing license located in Desert Hot Springs.

The below table summarizes the state licenses issued to Gold Flora and its subsidiaries in respect of its operations in California, as of January 20, 2023. Some of these licenses were originally issued by the predecessor licensing agencies which existed prior to the creation of the DCC; future licenses will all be issued by the DCC. Gold Flora’s compliance team calendars expiration dates of their licenses and renews such licenses prior to expiration.

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License	Entity w/DBA and License Number	Address	Expiration / Renewal Date	Description
State of California Retail license issued by BCC.	Gold Flora Partners, LLC, dba King's Crew License Number: C10-0000026-LIC	5630 E Pacific Coast Hwy, Long Beach, Ca 90814	04/25/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery (currently we do not perform delivery). A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Retail license issued by BCC.	Captain Kirk Services, Inc. License Number: C10-0000514-LIC	1190 Coleman Ave, San Jose, Ca 95110	07/25/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Medium Indoor Cultivation License issued by California Department of Food and Agriculture ("CDFA") - CalCannabis Cultivation Licensing ("CCL")	Black Lion Farms, LLC License Number: CCL19-0001513	64125 19th Ave, Unit 2A Desert Hot Springs, Ca 92240	9/9/2023

A medium cultivation license covers between 10,001 and 22,000 square feet of total canopy. Authorized activities include the planting, growing, harvesting, drying, curing, grading, or trimming of cannabis. Cultivators must use a licensed distributor to transfer product between licensees.

State of California Small Indoor Cultivation License issued by CDFA- CCL	Black Lion Farms, LLC License Number: CCL21-0001239	64125 19th Ave, Unit 2E Desert Hot Springs, Ca 92240	11/22/2023

A small cultivation license covers between 5,001 and 10,000 square feet of total canopy. Authorized activities include the planting, growing, harvesting, drying, curing, grading, or trimming of cannabis. Cultivators must use a licensed distributor to transfer product between licensees.

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State of California Small Indoor Cultivation License issued by CDFA- CCL	Black Lion Farms, LLC License Number: CCL21-0001240	64125 19th Ave, Unit 2F Desert Hot Springs, Ca 92240	11/22/2023

A small cultivation license covers between 5,001 and 10,000 square feet of total canopy. Authorized activities include the planting, growing, harvesting, drying, curing, grading, or trimming of cannabis. Cultivators must use a licensed distributor to transfer products between licensees.

State of California Small Indoor Cultivation License issued by CDFA- CCL	Black Lion Farms, LLC License Number: CCL21-0000322	6412519th Ave,Unit 2G Desert Hot Springs, Ca 92240	11/22/2023

 A small cultivation license covers between 5,001 and 10,000 square feet of total canopy. Authorized activities include the planting, growing, harvesting, drying, curing, grading, or trimming of cannabis. Cultivators must use a licensed distributor to transfer products between licensees.

State of California Small Indoor Cultivation License issued by CDFA- CCL	Black Lion Farms, LLC License Number: CCL21-0000325	64125 19th Ave, Unit 2H Desert Hot Springs, Ca 92240	11/22/2023

A small cultivation license covers between 5,001 and 10,000 square feet of total canopy. Authorized activities include the planting, growing, harvesting, drying, curing, grading, or trimming of cannabis. Cultivators must use a licensed distributor to transfer products between licensees.

State of California Small Indoor Cultivation License issued by CDFA- CCL	Captain Kirk Services, Inc. License Number: CCL18-0001936	1190 Coleman Ave, San Jose, Ca 95110	05/23/2023

A small cultivation license covers between 5,001 and 10,000 square feet of total canopy. Authorized activities include the planting, growing, harvesting, drying, curing, grading, or trimming of cannabis. Cultivators must use a licensed distributor to transfer products between licensees.

State of California Type 6 Manufacturing License issued by California Department of Public Health ("CDPH")— Manufactured Cannabis Safety Branch ("MCSB")	Black Lion Labs, LLC License Number: CDPH-10002287	64125 19th Ave, Unit 1A Desert Hot Springs, Ca 92240	04/05/2023

A Type 6 manufacturing licensee is authorized to engage in extractions using mechanical methods or nonvolatile solvents (i.e. CO2, ethanol, water or food-grade dry ice, cooking oils, or butter). A Type 6 licensee may also: conduct infusion operations and conduct packaging and labeling of cannabis products.

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State of California Type 11 Distribution License issued by BCC	GF Distribution, LLC DBA RYL Distribution License Number: C11-0001268-LIC	64125 19th Ave, Unit 1F Desert Hot Springs, Ca 92240	11/22/2023

Distributor licensees are responsible for transporting cannabis goods between licensees, arranging for testing of cannabis goods, conducting quality assurance review of cannabis goods to ensure they comply with all the packaging and labeling requirements, and distributing cannabis goods and accessories to retailers. A licensed distributor may package and label flower-only products and roll pre-rolls.

State of California Type 11 Distribution License issued by BCC	GF Distribution, LLC DBA RYL Distribution License Number: C11-0000076-LIC	64125 19th Ave, Unit 1C Desert Hot Springs, Ca 92240	05/12/2023

Distributor licensees are responsible for transporting cannabis goods between licensees, arranging for testing of cannabis goods, conducting quality assurance review of cannabis goods to ensure they comply with all the packaging and labeling requirements, and distributing cannabis goods and accessories to retailers. A licensed distributor may package and label flower-only products and roll pre-rolls.

State of California Type 11 Distribution License issued by BCC	GF Distribution, LLC DBA RYL Distribution License Number: C11-0001240-LIC	3505 Cadillac Ave, Suite O-107 Costa Mesa, Ca 92626	7/20/2023

Distributor licensees are responsible for transporting cannabis goods between licensees, arranging for testing of cannabis goods, conducting quality assurance review of cannabis goods to ensure they comply with all the packaging and labeling requirements, and distributing cannabis goods and accessories to retailers. A licensed distributor may package and label flower-only products and roll pre-rolls.

State of California Type 11 Distribution License issued by BCC	Captain Kirk Services, Inc. License Number: C110001543-LIC	1180 Coleman Ave, Suite 102 San Jose, Ca 951101	05/29/2023

Distributor licensees are responsible for transporting cannabis goods between licensees, arranging for testing of cannabis goods, conducting quality assurance review of cannabis goods to ensure they comply with all the packaging and labeling requirements, and distributing cannabis goods and accessories to retailers. A licensed distributor may package and label flower-only products and roll pre-rolls.

State of California Retail License issued by BCC	Higher Level Care (Seaside) License Number C10-0000517-LIC	1440 Canyon Del Rey Blvd, Seaside, Ca 93955	7/25/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery (currently do not deliver). A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Retail License issued by BCC	Higher Level Care (Hollister) License Number C10-0000142-LIC	1802 Shelton Dr Hollister, CA 95023 San Benito County	06/06/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery we currently do not deliver. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

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Licenses in Progress

Gold Flora, LLC, is currently working to open three new stores in the first half of 2023. The stores are in Costa Mesa, Corona, and Redwood City, California. The stores in Costa Mesa and Corona will be named King's Crew and the Store in Redwood City will be named Airfield Supply.

All three locations have been approved by local authorities and are in the three phases of being awarded a state license, which will be forthcoming in the first half of 2023.

License	Entity w/DBA and License Number	Address	Expiration / Renewal Date	Description
City of Corona, Ca local approval Retail Store. State Licenses in process	Gold Flora Partners Corona, LLC DBA King's Crew Approved Application Number- CCP21-00027	127 Radio Rd. Corona, Ca 92879	TBD

A retail license covers sales of cannabis goods to customers at its storefront premises. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

City of Costa Mesa, Ca local Approval Retail Store. State License in process	Gold Flora Partners Costa Mesa, LLC Application Approval Number PA-21-23	1687 Orange Ave, Costa Mesa, Ca 92627	TBD

A retail license covers sales of cannabis goods to customers at its storefront premises. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

Redwood City, Ca local Approval Retail Store. State License in process	Captain Kirk Services, LLC, dba Airfield Supply Application Approval Local Level	928Whipple Ave, Redwood City, Ca 94063	TBD

A retail license covers sales of cannabis goods to customers at its storefront premises. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

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Laws Applicable to Financial Services for Regulated Cannabis Industry

All banks are subject to federal law, whether the bank is a national bank or state-chartered bank. At a minimum, most banks maintain federal deposit insurance, which requires adherence to federal law. Violation of federal law could subject a bank to loss of its charter. Financial transactions involving proceeds generated by cannabis-related conduct can form the basis for prosecution under the federal money laundering statutes, unlicensed money transmitter statutes and the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. § 5311 et seq) (commonly known as the "Bank Secrecy Act"). For example, under the Bank Secrecy Act, banks must report to the federal government any suspected illegal activity, which would include any transaction associated with a cannabis-related business. These reports must be filed even though the business is operating in compliance with applicable state and local laws. Therefore, financial institutions that conduct transactions with money generated by cannabis-related conduct could face criminal liability under the Bank Secrecy Act for, among other things, failing to identify or report financial transactions that involve the proceeds of cannabis-related violations of the CSA.

As described above, FinCEN issued guidance in February 2014 which clarifies how financial institutions can provide services to cannabis-related businesses consistent with their obligations under the Bank Secrecy Act. The FinCEN guidance sets forth extensive requirements for financial institutions to meet if they want to offer bank accounts to cannabis-related businesses, including close monitoring of businesses to determine that they meet all of the requirements established by the DOJ, including those enumerated in the since rescinded 2013 Cole Memorandum. This is a level of scrutiny that is far beyond what is expected of any normal banking relationship. Under the 2019 FinCEN guidance discussed above, banks are not required to file SARs on businesses solely because they are engaged in the growth or cultivation of hemp in accordance with applicable laws and regulations. However, the 2014 guidance remains in place with respect to cannabis businesses. FinCEN confirmed this point in guidance issued on June 29, 2020, and clarified that, if proceeds from cannabis-related activities are kept separate, a SAR filing is only required for the cannabis- related part of a business that engages in both cannabis and hemp activity.

As a result, many banks are hesitant to offer any banking services to cannabis-related businesses, including opening bank accounts. While we currently have bank accounts, our inability to maintain these accounts or the lack of access to bank accounts or other banking services in the future, would make it difficult for us to operate our business, increase our operating costs, and pose additional operational, logistical and security challenges.

The increased uncertainty surrounding financial transactions related to cannabis activities may also result in financial institutions discontinuing services to the cannabis industry. See "Risk Factors".

Ongoing Compliance

Overview

We are subject to the general licensing and regulatory framework in California set out under the heading "United States Regulatory Environment – California". We have developed a compliance program designed to achieve our strategic business goals while protecting the organization and operations. Our compliance program integrates external regulations with internal rules and procedures to effectively lay out expectations for employee duties and behaviors; this aligns the goals of our employees with our own and helps our operations run smoothly. We focus on upholding policies and procedures that ensure the organization and our employees comply with applicable laws and regulations. As of the date hereof, Gold Flora believes that each of its licensed operating entities (i) holds all applicable licenses to cultivate, manufacture, possess, distribute and/or sell cannabis in California in accordance with applicable state and local laws, and (ii) is in good standing and in material compliance with California's cannabis regulatory program.

Employee Training

We have standard operating procedures ("SOPs") for all our vertically integrated operations.  Our SOPsare completed by our compliance team and regularly reviewed to ensure they are updated to track current applicable state laws.  We provide training to our employees to ensure each employee understands how to perform their assigned position, job or task in accordance with such SOPs. Adhering to the SOPs help Gold Flora and its employees maintain compliance with California's cannabis regulatory program. SOPs and compliance related programs are discussed in further detail below under the headings “Operational Compliance” and “Ongoing Compliance”.

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Inventory and Security Policies

Maintaining security and inventory control is important to us and we have adopted a number of policies, procedures, and practices in these areas:

•

Security: We have taken security measures including implementing professionally vetted policies, procedures, and systems to provide comprehensive protection, not only for our physical plant and inventory, but also for our employees, customers, and the surrounding public. Every licensed facility has strict access controls, thorough video surveillance coverage, and burglar alarms linked directly to local police departments. These controls are supported by professionally certified on-site security personnel in certain instances.

•

Inventory: We maintain inventory control and reporting systems that document the present location, amount, and a description of all cannabis and cannabis products at all facilities. The traceability of cannabis goods is maintained using the California's "Track-and-Trace" system, METRC, and our integrated enterprise resource planning system. We conduct regular continuous cycle counts in addition to both quarterly and annual manual inventory reconciliations, in accordance with regulations and best practices.

Operational Compliance

Internal audits are conducted quarterly in the normal course. These audits allow us to identify and monitor our strengths and weaknesses, highlighting continuous opportunities for improvement. These internal audits also provide us with an opportunity to reinforce best practices and to institute changes in areas that are identified as opportunities for improvement. The information discovered and obtained during these internal audits is used to improve the compliance programs, when necessary, by revising policies, strengthening training, and establishing better reporting processes. The focus of our internal compliance audit is to ensure we are compliant with both state and local laws and regulations and internal policies and procedures.

Ongoing Compliance

We have an internal compliance program encompassing both the compliance measures described above as well as monitoring compliance with California state law on an ongoing basis. Key to those compliance efforts is the employment of individuals dedicated to monitoring California law for changes and updates to statutes and regulations, both at the state level and the local level, that impact business operations. We currently implement and maintain SOPs that are designed for monitoring compliance with California law on an ongoing basis. These SOPs include regular review of current and anticipated statutes, regulations, and ordinances and the training of employees to maintain compliance with California law.

In addition, we also engage local regulatory compliance counsel and consultants in the jurisdictions in which it operates. Such counsel regularly provides legal advice to us regarding compliance with state and local laws and regulation and our legal and compliance exposures under United States federal law.

Quality Assurance

Prior to release to the commercial market, each batch of packaged cannabis, cannabis biomass and/or manufactured cannabis products (collectively, "cannabis goods") must have a batch-specific Certificate of Analysis (a "COA") from a testing laboratory (a "lab"). Labs are independent, third-party entities licensed by the California's Department of Cannabis Control (the "DCC"). A COA is a legally binding document created by the lab that shows the analytical quality test results of each batch of cannabis goods indicating whether or not the batch passes the human consumption standards set by the DCC. Upon issuance, COAs are uploaded by the lab into the State's track-and-trace system, METRC, for version control and may not be amended. As reflected on each COA, a lab tests each batch of cannabis goods for cannabinoid content, presence of foreign materials, heavy metals, microbial impurities, mycotoxins, moisture content and water activity, residual pesticides, and residual solvents and processing chemicals. State regulations stipulate "passing" and "failing" criteria within each of the elements tested and indicated on the COA.

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In compliance with applicable regulations, we must allow a lab to enter our licensed premises to conduct batch-sampling of cannabis goods. The lab removes a representative sample of each batch of cannabis goods to quality test the elements listed above. Once a representative sample of a batch of cannabis goods is submitted for COA testing, we cannot conduct any further manufacturing, packaging, or other activity that may impact the quality, form, or purity of the overall batch. Batches that receive a "failing" COA must be remediated or destroyed in compliance with applicable regulations. Batches that receive a "passing" COA are cleared for entry into the commercial market.

Legal Proceedings

From time to time, we may be subject to legal proceedings arising in the ordinary course of business. Other than set out below, since January 1, 2022, we have not been, and are not currently, a party to any litigation the outcome of which, if determined adversely to us, would, individually or in the aggregate, be reasonably expected to have a material adverse effect on our business, financial position, results of operations or cash flows.

On September 30, 2020, GFD and Gold Flora filed a complaint in the Superior Court of California, Orange County against Shelf Life, Inc. ("Shelf Life"), Wes Eder and Courtney Eder with respect to an asset purchase and contribution agreement dated October 1, 2019 entered into between GFD and Shelf Life (the "Asset Purchase Agreement") pursuant to which GFD agreed to acquire assets of GFD relating to Shelf Life's distribution ,logistics and relates services for the horticulture, agriculture and cannabis industries alleging a breach of contract and other claims relating to the Asset Purchase Agreement. The complaint seeks unspecified damages and equitable relief. The defendants filed a cross-complaint against Gold Flora and GFD. In the cross-complaint, Shelf Life seeks damages of no less than $5 million (plus punitive damages and attorney fees). Continues to vigorously pursue this claim and defend the cross-claims vigorously.

On October 18, 2022, Gold Flora and BLF filed a complaint in the Superior Court of California, Orange County against Constellation Newenergy, Inc. with respect to a financing agreement dated August 17, 2022 regarding a facility improvement project, with a minimum of $15,742,000 to be paid to Alternative Energy Development Group. The complaint seeks damages in excess of $30,000,000.000.

Chyna Cole ("Cole"), a former employee of Captain Kirk Services, Inc. ("Captain Kirk") filed a class action complaint in California Superior Court, Santa Clara Count on August 8, 2022 alleging, among other things, wage and hour claims and unfair competition. The amount of claims are unspecified

Dividends or Distributions

The Gold Flora Manager may cause Gold Flora to make distributions to the holders of Gold Flora membership units including the Manager in accordance with the provisions of the Gold Flora Operating Agreement as amended (the "Operating Agreement"). The holders of Class B membership units in Gold Flora are entitled to first priority payment of an 8% simple non-compounded return prior to any other distributions. Gold Flora has determined it is obligated to pay such amount, and accordingly accrues the return on the basis of outstanding investment amount quarterly. Holders of Class A, B, C, D and E units of Gold Flora are entitled to receive distributions however holders of Class F units are not entitled to receive distributions. As of the date hereof, only Class B and Class C Units are outstanding. For the years ended December 2022, 2021 and 2020 there have been no cash distributions declared on Gold Flora Units. Gold Flora has not declared any distributions in the current financial year. The board of Gold Flora will determine if, as and when distributions will be declared and paid in the future based on Gold Flora's financial position at the relevant time.

F-25

Management's Discussion and Analysis

The Gold Flora MD&A for the financial years ended December 31, 2022 and 2021 are attached hereto as Appendix F-III and should be read in conjunction with the Gold Flora Annual Financial Statements attached hereto as Schedule "F-II".

Consolidated Capitalization

There has been no material change in the equity or loan capital of Gold Flora, on a consolidated basis, since December 31, 2022, being the date of the Gold Flora Annual Financial Statements.

The authorized capital of Gold Flora consists of an unlimited number of Class A Units, Class B Units, Class C Units, Class D Units, Class E Units and Class F Units.  Up to 15% of the total outstanding units may be Profits Interest Units which are convertible into Class E Units and discussed further herein under “Gold Flora Profits Interests Units”.  Each member has one vote for each Class A Unit, Class B Units, Class C Units and Class D Units registered in such member’s name (Class E Units and Profits Interest Units are not entitled to vote).  In the event of certain offerings or transactions which result in the membership units being listed on a recognized stock exchange in North America, the Class B Units, Class C Units and Class E Units may be exchanged for Class D Units, which such Class D Units shall be entitled to certain redemption rights and exchange rights and may be entitled to certain payments with respect to a tax receivables agreement as determined by the manager of Gold Flora.  The Class B Units are granted an 8% simple non-compounded return on operating distributions in preference to distributions made to other classes of units.  Upon liquidation and winding up of Gold Flora, the members holding Class F Units are entitled to a distribution up to an amount of their contributed capital in priority to the other members.

Options to Purchase Securities

Warrants

The following table sets out information regarding outstanding Gold Flora warrants as of the date of this Circular.

Description	Number of Warrants	Expiry Date	Exercise Price
Warrants to purchase Class C Units issued pursuant to the Stately Contribution Agreement(1)	2,741,359	February 28, 2024	$1.64 per Class Unit
Warrants to purchase Class C Units issued in connection with the sale of the 2024 Debentures (2)	12,929	24 months after closing of the Business Combination Transaction, or February 25, 2024 if the Business Combination Transaction does not close	$1.51 per Class Unit
Warrants to purchase Class F Units issued to the Acquisition Financing Investor (3)	4,969,200	November 5, 2025, subject to acceleration	$2.00 per Class F Unit, subject to adjustment
Warrants to purchase Class F Units issued to the Acquisition Financing Investor (3)	3,060,300	February 8, 2026, subject to acceleration

The lesser of (i) US$2.00 per Class F Unit or (ii) if an earn-out payment is made in the Airfield Acquisition following the completion of a liquidity event, the price used for the calculation of the equity portion of the earn-out payment (90% of the VWAP of the resulting issuer shares (subject to certain adjustments).

F-26

Warrants to purchase Class F Units issued to the Acquisition Financing Investor (4)	3,060,300	February 23, 2026, subject to acceleration

The lesser of (i) US$2.00 per Class F Unit or (ii) if an earn-out payment is made in the Airfield Acquisition following the completion of a liquidity event, the price used for the calculation of the equity portion of the earn-out payment (90% of the VWAP of the resulting issuer shares (subject to certain adjustments).

Broker and Advisor warrants issued in connection with the 2021 Debentures (5)	908	24 months after closing of the Business Combination Transaction	$1,000.00 per Class Unit

Notes:

(1)	Each Warrant gives the holder thereof the right to acquire one Class C Unit in the capital of Gold Flora
(2)

Each warrant gives the holder the right to purchase that number of Class C Units equal to US$500 divided by the Conversion Price (which is currently $1.125). Exercise price is based on a 35% premium to the lesser of (i) a 25% discount to the liquidity event price and (ii) $1.64. The liquidity event price is $1.50.

(3)	Each Warrant gives the holder thereof the right to acquire one Class F Unit in the capital of Gold Flora.
(4)	Each Warrant gives the holder thereof the right to acquire one Class F Unit in the capital of Gold Flora.
(5)

Each Warrant gives the holder thereof the right to acquire the number and kind of securities of the Resulting Issuer the holder would have acquired had the holder held a 2021 Debenture immediately prior to the liquidity event

Employee Profits Interests

The following table sets out information regarding the outstanding Employee Profits Interests as of the date of this Circular.

Holder	Number of Employee Profits Interests(1)
Current and Former Executive Officers (3 in total)	2,325,877
Other Current and Former Employees (11 in total)	1,745,711
Consultants (1 in total)	440,000

Notes:

(1)	Each Employee Profits Interest gives the holder thereof one Class E unit. The Profits Interests Units are converted to Class E Units upon the full vesting of the Profits Interests. See

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Prior Sales

The following table sets out the Gold Flora Units and securities that are convertible or exchangeable into Gold Flora Units that have been issued or sold within the 12-month period before the date hereof.

Date	Security	Number
June 13, 2022	Convertible Debentures (1)	6,206
October 26, 2022	Convertible Debentures (2)	9,212
November 7, 2022	Profits Interest Units	200,000
November 5, 2021	Convertible Debentures (3)(10)	820
November 5, 2021	Class F Warrants(5)	4,969,200
February 8, 2022	Convertible Debentures (6)(10)	505
February 8, 2022	Class F Warrants (7)	306,030
February 23, 2022	Convertible Debentures (8)(10)	505
February 23, 2022	Class F Warrant (9)	306,030

Notes:

(1)

Each debenture represents $1,000 principal amount of 8% unsecured convertible debentures due December 31, 2023. The principal amount outstanding on the Debentures plus accrued and unpaid interest thereon shall convert automatically into Class C Units immediately prior to the Business Combination Transaction at the lesser of (i) a 25% discount to the Liquidity Event Price (which is $1.125) and (ii) $1.48. If the Debentures remain outstanding at maturity, the principal amount outstanding on the Debentures plus accrued and unpaid interest thereon shall be repaid by Gold Flora in cash.

(2)

Each debenture represents $1,000 principal amount of 8% unsecured convertible debentures due September 30, 2023, with additional 6% payment-in-kind interest (such interest, the "PIK Interest"). The principal amount of the Debentures plus the accrued and unpaid PIK Interest thereon shall convert automatically into Class C Units immediately prior to the Business Combination Transaction at the lesser of (i) a 25% discount to the Liquidity Event Price (which is $1.125) and (ii) the price determined based on a pre-money enterprise value of $65,000,000 based on the fully-diluted in-the-money membership units of Gold Flora measured immediately prior to the time of the closing of the Business Combination Agreement. All interest accrued and unpaid (excluding PIK Interest) shall be repaid in cash. If the Debentures remain outstanding at maturity, the principal amount outstanding on the Debentures plus accrued and unpaid interest, including PIK Interest, thereon shall be repaid by Gold Flora in cash.

(3)

These debentures were issued pursuant to the liquidity provision contained in the Higher Level Acquisition Debenture. Each debenture represents $1,000 principal amount of 8% unsecured convertible debentures due November 5, 2024. The Debentures convert automatically at the closing of the Business Combination Transaction at the lesser of (i) a 25% discount to the Liquidity Event Price (which is $1.125) and (ii) $1.65.

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(4)

These warrants were issued pursuant to the liquidity provision contained in the Higher Level Acquisition Warrant. Warrants to purchase Class F Units expire November 5, 2025. They are subject to acceleration under certain circumstances and exercisable at US$2.00 per Class F Unit, subject to adjustment.

(5)

These debentures were issued pursuant to the liquidity provision contained in the Airfield Acquisition Debentures issued on February 8, 2022. Each debenture represents $1,000 principal amount of 8% unsecured convertible debentures due February 8, 2025. The Debentures convert automatically at the closing of the Business Combination Transaction into Class F Units at the lesser of (i) a 25% discount to the Liquidity Event Price (which is $1.125) and (ii) $1.65; however, see footnote 10.

(6)

These warrants were issued pursuant to the liquidity provision contained in the Airfield Acquisition Warrants issued on February 8, 2022. Warrants to purchase Class F Units expire February 8, 2026. They are subject to acceleration under certain circumstances and exercisable at the lesser of (i) US$2.00 per Class F Units or (ii) if an Earn-Out Payment is made following the completion of a liquidity event, the price used for the calculation of the equity portion of the Earn-Out Payment (90% of the VWAP of the resulting issuer shares (subject to certain adjustments). See “Fiscal 2021- Airfield Acquisition”.

(7)

These debentures were issued pursuant to the liquidity provision contained in the Airfield Acquisition Debentures issued on February 23, 2022. Each debenture represents $1,000 principal amount of 8% unsecured convertible debentures due February 23, 2025. The Debentures convert automatically at the closing of the Business Combination Transaction into Class F Units at the lesser of (i) a 25% discount to the Liquidity Event Price (which is $1.125) and (ii) $1.65; however, see footnote 10.

(8)

These warrants were issued pursuant to the liquidity provision contained in the Airfield Acquisition Warrants issued on February 23, 2022. Warrants to purchase Class F Units expire February 23, 2026. They are subject to acceleration under certain circumstances and exercisable at the lesser of (i) US$2.00 per Class F Units or (ii) if an Earn-Out Payment is made following the completion of a liquidity event, the price used for the calculation of the equity portion of the Earn-Out Payment (90% of the VWAP of the resulting issuer shares (subject to certain adjustments). See “Fiscal 2021- Airfield Acquisition”.

(9)

The Debentures will be amended and restated immediately prior to the closing of the Business Combination Agreement and will not convert in the Business Combination Transaction. Following their amendment and restatement, the debentures will bear interest at 8% per annum with a maturity of December 31, 2025 and will be convertible at $0.755 per share of common stock of Gold Flora Corporation (subject to adjustment).

Principal Securityholders

To the knowledge of Gold Flora, the names of any persons who, directly or indirectly, have more than a 10% membership interest in Gold Flora as at the date of this Circular are as follows:

•	Gold Flora Capital, LLC, which is controlled by Laurie Holcomb, holds 34,129,000 Class B Units, representing approximately 59.3% of the total equity interest in Gold Flora on a non-diluted basis; and
•	Stately Capital Corporation holds 9,563,863 Class C Units, representing approximately 16.6% of the total equity interest in Gold Flora on a non-diluted basis.

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Executive Officers and Manager

Name, Occupation and Security Holding

The names and municipality of residence of each of the executive officers and manager of Gold Flora and the principal occupations in which each has been engaged during the immediately preceding five years are as follows:

Name and Municipality of Residence	Position(s) / Office(s)	Principal Occupation During the Five Preceding Years	Manager or Executive Officer Since
Laurie Holcomb California, United States	Chief Executive Officer and Managing Member of Sole Manager(1)	Founder and CEO, Gold Flora; Founder and President, BlackStar Financial	November 2016
Marshall Minor California, United States	Chief Financial Officer

Chief Financial Officer, Gold Flora; Chief Financial Officer, Halo Collective Inc.; Chief Financial Officer, GABY Inc.; Chief Financial Officer, Shryne Group; Interim Chief Executive Officer and Chief Financial Officer, Solace Holdings/Aether Gardens; Chief Financial Officer, TCFC

October 2022
Phillip Hague Nevada, United States	Chief Cultivation Officer	Chief Cultivation Officer, Gold Flora; National Director of Cultivation, Acreage Holdings Inc.	May 2021
Greg Gamet California, United States	Chief Operations Officer	Chief Operations Officer, Gold Flora; Founding Partner, Denver Consulting Group; Founding Partner, CannaScore; Founder and President, JGB Ventures	July 2017

Notes:

(1)	Gold Flora's sole manager is Gold Flora Capital, LLC, of which Laurie Holcomb is the Managing Member.

As a group, the executive officers and sole manager beneficially own, control or direct, directly or indirectly, 35,981,400 Gold Flora Units (including profit interests units), being approximately 58% of the total issued and outstanding Gold Flora Units (including profit interests units), on a non-diluted basis, as of the date hereof.

Biographies

Laurie Holcomb

Founder and Chief Executive Officer, Gold Flora

Laurie Holcomb is the Founder and CEO of Gold Flora — a leading vertically integrated operator with cultivation, manufacturing, distribution, and retail operations in California. Six years ago, Ms. Holcomb spearheaded the purchase of 28 acres in Desert Hot Springs and built a 200,000 square-foot state-of-the-art cannabis campus, which now houses most of Gold Flora’s operations.

Ms. Holcomb is an experienced CEO and Founder with a demonstrated history of success working in the cannabis and real estate categories. She is skilled in executive management, sales, distressed asset management, and real estate owned (REO). Ms. Holcomb is also a strong mergers and acquisitions professional with success in acquiring and selling assets. She is an entrepreneur who has founded startup companies in both real estate and cannabis.

With over 20 years of experience in real estate development, Ms. Holcomb is well-versed in compliance and licensing issues that can hamper growth for others unfamiliar with California’s complex maze of environmental, water and land-rights regulations. Armed with this knowledge, she was able to create a masterful cannabis complex with a rapid build-out, at a lower cost than many others who raced into the cannabis gold rush.

Ms. Holcomb earned a B.S. in Journalism and Mass Communications from Iowa State University where she was a four-year student athlete.

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Marshall Minor

Chief Financial Officer, Gold Flora

Marshall Minor has over 20 years of corporate finance and M&A experience, primarily in cannabis, gaming, hospitality, and real estate.

Mr. Minor is currently the Interim CFO of Halo Collective Inc., a publicly traded cannabis company. Previously, Mr. Minor was the CFO for Shryne Group, parent company of STIIIZY, one of the most high-profile and recognized brands in the cannabis industry, and the CFO for GABY Inc., a publicly traded cannabis company.  Mr. Minor has also held executive roles at MGM Resorts and TCFC (a Park City, Utah real estate development company) and is a former investment banker at Salomon Smith Barney.

Mr. Minor graduated with a B.S. in Finance from Virginia Tech with a specialization in Financial Derivatives.

Phillip Hague

Chief Cultivation Officer, Gold Flora

Phillip Hague is a lifelong plantsman who brings over 30 years of experience in industrial large scale-controlled environment agriculture and 28 years of relevant commercial cannabis cultivation experience to the industry. Mr. Hague’s early success in the industry was built on his intimate understanding of the economies of scale required to take cannabis from a cottage industry to the industrial scale that exists today. Mr. Hague is widely recognized as the cannabis industry’s highly responsible leader of specialized industrial cultivation practices and pioneered what is now considered the industry standard in cultivation design and standard operating procedure.

Having grown up working in the horticulture industry, he possesses a lifetime of horticultural knowledge encompassing large-scale commercial greenhouse and indoor production, large commercial landscape projects, and extensive knowledge of commercial farming practices. He understands the intricacies of industrial farming and mindfully uses that experience to grow the highest quality craft cannabis on an industrial scale with an eye towards honoring, protecting, and improving genetics and innovating modern cultivation practices.

Mr. Hague has been very productive across the planet designing, building, staffing, populating and managing successful cultivation facilities in 17 states and 5 countries, totaling almost four million square feet of canopy. As the National Director of Cultivation for Acreage Holdings, Mr. Hague quickly proved it was possible to operate multiple large scale cultivation facilities successfully across multiple states without compromising the integrity of the plant or quality of the product. He also built multiple successful brands early in Colorado (The Health Center, Natural Remedies, and Mindful), which prepared him for the nationwide and worldwide shift in legal cannabis markets. A lifelong cannabis plant breeder and collector of genetics has helped Mr. Hague amass one of the most important, deeply varied, and significant cannabis genetics programs in the industry. Second to none in regard to seminal founding landrace varieties and hybrids with modern industry standard and elite genetics.

Winner of numerous awards, including multiple prestigious Cannabis Cups, Mr. Hague has been featured in mainstream news outlets such as Rolling Stone, 60 Minutes, New York Times, Yahoo News, Wall Street Journal, and National Geographic.

Greg Gamet

Chief Operations Officer, Gold Flora

Greg Gamet is one of the leading entrepreneurs, educators, and executives in the cannabis industry. He has co-founded and managed a variety of cannabis-based businesses, including a cultivation facility, medical and recreational dispensaries, a packaging company, a consulting company, a canna-focused real estate company, and a software development group focused on helping marijuana businesses stay compliant.

Mr. Gamet's ventures include DANK Colorado, one of the first medical and recreational cannabis dispensaries in Denver, Kush Bottles Colorado (later merged and went public), the market leader in child resistant packaging for the industry, Denver Consulting Group, providing training and support to cannabis businesses nationwide (recently purchased by Medicine Man Technologies), and CannaScore, a software development company that created a program to provide real-time compliance assessment with state regulations.

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Mr. Gamet was also a former Member of the Board of Directors of KushCo Holdings, Inc. (OTCQX: KSHB).

Mr. Gamet joined the executive team at Gold Flora in the capacity of Chief Operations Officer. He oversees all aspects of the retail operations.

Mr. Gamet is also an investor in several cannabis companies and advised a number of companies on their transition from private to publicly traded businesses.

Mr. Gamet was awarded “Cannabis Entrepreneur of the Year” in 2015, an acknowledgement of his many successes and “Compliance Officer of the Year” in 2017 in acknowledgment of his compliance philosophy.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

Corporate Cease Trade Orders and Bankruptcies

Except as set forth below, none of the executive officers nor the sole manager of Gold Flora is, as at the date of this Circular, or was within the ten years before the date of this Circular, a director, chief executive officer or chief financial officer of any company that: (a) was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than thirty consecutive days (an "Order") while the person was acting in the capacity as director, chief executive officer or chief financial officer; or (b) was subject to an Order that was issued after the person ceased to be a director, chief executive officer or chief financial officer and which resulted from an event which occurred while such person was acting in the capacity as a director, chief executive officer or chief financial officer.

Marshall Minor has served as the Interim Chief Financial Officer of Halo Collective Inc. ("Halo Collective") since May 2022. On April 3, 2023, Halo Collective announced that it was not able to file, among other things, its audited annual financial statements and accompanying management's discussion and analysis for the financial year ended December 31, 2022 within the period prescribed for such filings. Halo Collective made an application for a management cease trade order (the "Halo Collective MCTO") and, on April 3, 2023, the Halo Collective MCTO was issued by the Ontario Securities Commission (the "OSC") ceasing all trading in and all acquisitions of, whether direct or indirect, the securities of Halo Collective by certain of its directors and officers, including Mr. Minor, until two full business days following the receipt by the OSC of all filings that Halo Collective is required to make under securities law, or further order of the Director of the OSC. As at the date hereof, the Halo Collective MCTO has not been revoked.

No executive officer or manager of Gold Flora, nor any unitholder holding a sufficient number of securities of Gold Flora to affect materially the control of Gold Flora is, as at the date of this Circular, or has been within the ten years before the date of this Circular, a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Penalties or Sanctions

None of the executive officers nor the sole manager of Gold Flora, nor any unitholder holding a sufficient number of securities of Gold Flora to affect materially the control of Gold Flora, has been subject to: (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in making an investment decision.

Personal Bankruptcies

No executive officer or manager of Gold Flora, nor any unitholder holding a sufficient number of securities of Gold Flora to affect materially the control of Gold Flora has, within the ten years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets.

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Conflicts of Interest

Except as otherwise disclosed herein, to the best of Gold Flora's knowledge, there are no existing or potential material conflicts of interest among Gold Flora or its subsidiaries and the manager or officers of Gold Flora or its subsidiaries as a result of their outside business interests as at the date of this Circular. Certain directors and officers of Gold Flora are or may serve as directors or officers, or may become associated with, other public or private companies. Accordingly, conflicts of interest may arise which could influence these persons in evaluating possible acquisitions or in generally acting on behalf of Gold Flora.

The officers and manager of Gold Flora are required by law to act honestly and in good faith with a view to the best interests of Gold Flora and to disclose any interest which they may have in any project or opportunity of Gold Flora. The manager and officers of Gold Flora are aware of their obligations to act at all times in good faith in the interest of Gold Flora and to disclose any conflicts to Gold Flora if and when they arise.

Gold Flora leases certain of its real property from BSIP. Laurie Holcomb, the Chief Executive Officer of Gold Flora, is also the President of BSIP. Laurie owns 55% of the BSIP membership interests and is the controlling managing member.

Executive Compensation

The following information is presented in accordance with Form 51-102F6 – Statement of Executive Compensation, and provides details of all compensation for each of the managers and NEOs of Gold Flora. The NEOs of Gold Flora for the financial year ended December 31, 2022 were Laurie Holcomb, Chief Executive Officer of Gold Flora, Marshall Minor, Chief Financial Officer of Gold Flora, Philip Hague, Chief Cultivation Officer of Gold Flora, Greg Gamut, Chief Operating Officer of Gold Flora, and Chris Martin, the former Chief Financial Officer of Gold Flora.

Compensation Discussion and Analysis

The following section provides disclosure of compensation received by each "NEO" of Gold Flora for the three most recently completed financial years.

"NEO" refers to each individual who, during any part of the most recently completed financial year, served as chief executive officer, each individual who, during any part of the most recently completed financial year, served as chief financial officer, and the three most highly compensated executive officers, other than the chief executive officer and chief financial officer, at the end of the most recently completed financial year whose total compensation was more than C$150,000 for that financial year.

Gold Flora's Chief Executive Officer is responsible for determining the compensation for the manager and the executive officers. The primary goal of Gold Flora's executive compensation program is to attract, motivate and retain the key executives necessary for Gold Flora's long-term success, to encourage executives to further the development of Gold Flora, and to align the interests of executives with Gold Flora's equity holders. The key elements of the executive compensation program are: (i) base salary, (ii) an annual discretionary cash bonus based on guidelines developed by Gold Flora in its sole discretion, and (iii) Profits Interest Units granted pursuant to the Operating Agreement. In addition, certain executives may receive perquisites in the form of a car allowance.

Given the size and stage of Gold Flora's business and given that Gold Flora is a private company, Gold Flora has not established a compensation committee. The CEO determines the compensation of Gold Flora's executive officers without any formal objectives, criteria or analysis. Gold Flora has not established formal criteria or goals that are tied to total compensation or any significant element of total compensation.

Upon completion of the Transaction, it is expected that the Resulting Issuer will form a compensation committee of the Resulting Issuer Board to be responsible for among other things, assisting the Resulting Issuer Board with the selection, retention, adequacy and form of the compensation of senior management and the Resulting Issuer Board. See Appendix G – "Information Concerning the Resulting Issuer".

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Summary Compensation Table

The following table sets forth all direct and indirect compensation for, or in connection with, services provided to Gold Flora for the financial years ended December 31, 2022, 2021 and 2020 in respect of each NEO of Gold Flora in the most recently completed financial year.

Name and principal position	Year	Salary	Share-based awards	Option-based awards	Non-equity incentive plan compensation		All other compensation(1)	Total compensation
					Annual incentive plans	Long-term incentive plans
Laurie Holcomb, Chief Executive Officer(2)	2022	US$180,000	-	-	-	-	US$12,000	US$192,000
	2021	US$180,000	-	-	-	-	US$12,000	US$192,000
	2020	US$180,000	-	-	-	-	US$12,000	US$192,000

Marshall Minor, Chief Financial Officer(3)	2022	US$44,230	(3)	-	-	-	US$1,154	US$343,384
	2021	-	-	-	-	-	-	-
	2020	-	-	-	-	-	-	-

Phillip Hague, Chief Cultivation Officer(4)	2022	US$300,000	-	-	-	-	US$7,200	US$307,200
	2021	US$196,154	-	-	-	-	US$4,708	US$200,862
	2020	-	-	-	-	-	-	-

Greg Gamet, Chief Operations Officer	2022	US$180,000	-	-	-	-	US$27,600	US$207,600
	2021	US$180,000	-	-	-	-	US$27,600	US$207,600
	2020	US$180,000	-	-	-	-	US$27,600	US$207,600

Chris Martin, Former Chief Financial Officer(5)	2022	US$90,709	-	-	-	-	US$2,400	US$93,109
	2021	US$150,000	-	-	-	-	US$4,800	US$154,800
	2020	US$150,000	-	-	-	-	US$4,800	US$154,800

Notes:

(1)	Consists of car allowance.
(2)	Ms. Holcomb does not receive any compensation for her role as managing member of the sole manager of Gold Flora.
(3)

Mr. Minor was appointed as the Chief Financial Officer of Gold Flora effective as of November 2022 and was not employed by Gold Flora in 2021 or 2020. Pursuant to the terms of his employment agreement, Mr. Minor was awarded 200,000 Profits Interests Units in November 2022, which vest in equal quarterly installments over a three year period. Grant date fair value was $1.49 per unit as of December 31, 2022 and had no intrinsic value. The grant date fair value of Mr. Minor’s grants is US$298,000.

(4)	Mr. Hague was appointed as the Chief Cultivation Officer of Gold Flora in April 2021 and was not employed by Gold Flora in 2020.
(5)	Mr. Martin resigned as Chief Financial Officer of Gold Flora effective as of June 2022.

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Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth for each NEO all awards outstanding at the end of the most recently completed financial year ended December 31, 2022, including awards granted before the most recently completed financial year that remained outstanding on December 31, 2022.

Name	Option-based Awards				Share-based Awards
	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)(1)	Market or payout value of vested share-based awards not paid out or distributed ($)(1)
Laurie Holcomb	-	-	-	-	-	-	-
Marshall Minor	-	-	-	-	200,000	US$300,000	-
Phillip Hague	-	-	-	-	-	-	-
Greg Gamet	-	-	-	-	-	-	US$2,478,600(2)
Chris Martin	-	-	-	-	-	-	US$710,216(2)

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Note:

(1)	The value of each Profits Interests Unit is valued at US$1.50.
(2)	Represents Profit Interests Units awarded to the individual prior to January 1, 2020 that have vested but have not been paid out.

Incentive Plan Awards – Value Vested or Earned During the Year

The following table sets forth for each NEO the value of awards vested or earned during the financial year ended December 31, 2022.

Name	Option-based awards – Value vested during the year ($)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)
Laurie Holcomb	-	-	-
Marshall Minor	-	-	-
Phillip Hague	-	-	-
Greg Gamet	-	US$820,692	-
Chris Martin	-	US$235,160	-

Note:

(1)	The value of each Profits Interests Unit at the time of vesting is valued at US$1.49.

Gold Flora Profits Interests Units

Section 8.3 of the Operating Agreement provides for the issuance of Profits Interest Units in exchange for services performed or to be performed on behalf of Gold Flora of up to 15% of the outstanding membership units. Profits interests are an equity compensation vehicle for a limited liability company similar to a stock option plan used for a corporation. Profits interests can be issued by limited liability companies to employees or other service providers, giving the recipient the right to participate in the future earnings and growth of the limited liability company. Generally, the Profits Interests Units vest over a three year period and are settled in Class E units of Gold Flora when fully vested. Upon termination of service to Gold Flora prior to vesting of the Profits Interests Units, all unvested Profits Interests Units will be immediately and irrevocably forfeited. All unvested Profits Interests Units, for those individuals actively providing services to, or for the benefit of, Gold Flora at the time of a liquidity event shall become fully vested as of immediately prior to consummation of such liquidity event.

Upon the later of (i) the two-year anniversary of the date of the grant of Profits Interests Units; and (ii) the day on which such Profits Interests Units become fully vested, a Profits Interests Unit is converted into a number (or fraction thereof) of fully paid and non-assessable Class E units of Gold Flora equal to the Profits Interest Unit Conversion Factor. The “Profits Interest Unit Conversion Factor” means the quotient of: (i) the excess of the capital account balances attributable to all Units (other than Profits Interests Units) as of the date of conversion (subject to certain adjustments) over the Profits Interest Unit distribution threshold established at the time of grant for such vested Profits Interests Unit, divided by (ii) the capital account balances attributable to all Units (other than Profits Interests Units) as of the date of conversion (subject to certain adjustments).

In connection with the Business Combination, management of Gold Flora determined to convert each outstanding Profits Interests Unit into one Class E unit of Gold Flora rather than applying the Profits Interest Unit Conversion Factor.

Termination and Change of Control Benefits

Gold Flora has no contracts, agreements, plans or arrangements that provide for payments to an NEO at, following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of Gold Flora or a change in an NEO's responsibilities.

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Pension Disclosure

Gold Flora does not provide a pension to any NEO or manager of Gold Flora.

Manager Compensation

The following table sets forth all amounts of compensation provided to the sole manager for Gold Flora's financial year ended December 31, 2022.

Name	Fees Earned	Share-Based Awards	Option-Based Awards	All Other Compensation	Total Compensation
Gold Flora Capital, LLC(1)	$Nil	Nil	Nil	Nil	Nil

Notes:

(1)	Laurie Holcomb, Gold Flora's Chief Executive Officer, is the managing member of Gold Flora Capital, LLC.

The following table sets forth for the sole manager all share-based and option-based awards outstanding at the end of the financial year ended December 31, 2022, including awards granted before the most recently completed financial year that were still outstanding on December 31, 2022.

Name	Option-based Awards Vested and Unvested				Share-based Awards
	Number of securities underlying unexercised award (#)	Award exercise or base price ($)	Award expiration date	Value of unexercised in-the-money awards ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)	Market or payout value of vested share-based awards not paid out or distributed ($)
Gold Flora Capital, LLC	-	-	-	-	-	-	-

Indebtedness of Manager and Executive Officers

Except as disclosed herein, neither the manager nor any executive officer or any of their respective associates or affiliates are or have been indebted to Gold Flora or any of its subsidiaries, either in connection with the purchase of securities or otherwise.

Neither the manager nor any executive officer or any of their respective associates or affiliates are or have been indebted to another entity which indebtedness has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Gold Flora or any of its subsidiaries.

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Audit Committee and Corporate Governance

Audit Committee

Given the size and stage of Gold Flora's business and given that Gold Flora is a private company, Gold Flora has not established an audit committee.

Upon completion of the Transaction, it is expected that the Resulting Issuer will form an audit committee of the Resulting Issuer Board in accordance with National Instrument 52-110 – Audit Committees and applicable corporate law. See Appendix G – "Information Concerning the Resulting Issuer".

External Auditor Service Fees (By Category)

The aggregate fees billed by Gold Flora's external auditors in the years ended December 31, 2022 and 2021 are set out below:

Financial Year Ending	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees (3)	All Other Fees
December 31, 2022	US$400,000	US$0	US$0	US$0
December 31, 2021	US$550,000	US$180,000	US$12,800	US$0

Notes:

(1)	Audit Fees include fees for performance of the annual audit of Gold Flora's financial statements.
(2)	Audit-Related Fees consist of fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the financial statements and are not reported under “Audit Fees”.
(3)	Tax Fees include fees for preparation of annual tax (state and federal) filings.

Corporate Governance

Gold Flora is a limited liability company organized under the laws of the State of California, is not a reporting issuer under Canadian securities laws, and is not a registrant under the United States Securities and Exchange Commission.

As a California limited liability company, Gold Flora does not have a board of directors. The Chief Executive Officer of Gold Flora, together with Gold Flora's other officers, are responsible for the day-to-day management and oversight of Gold Fora's business. Gold Flora Capital, LLC is the sole manager of Gold Flora. A formal written position description has not been developed for the Chief Executive Officer of Gold Flora.

Gold Flora expects that its officers, employees and representatives will act with honesty and integrity and will avoid any relationship or activity that might create, or appear to create, a conflict between their personal interest and the interests of Gold Flora, or otherwise disclose when such conflicts of interest may be present.

Upon completion of the Transaction, it is expected that the Resulting Issuer will adopt certain corporate governance policies and practices in accordance with applicable securities laws and stock exchange requirements. See Appendix G – "Information Concerning the Resulting Issuer".

Risk Factors

An investment in Gold Flora involves a number of risks. In addition to the other information contained in this Circular, readers should give careful consideration to the following risk factors. Any of the matters highlighted in these risk factors could adversely affect our business and financial condition, causing an investor to lose all, or part of, its, his or her investment. The risks and uncertainties described below are those we currently believe to be material, but they are not the only ones we face. If any of the following risks, or any other risks and uncertainties that we have not yet identified or that we currently consider not to be material, actually occur or become material risks, our business, prospects, financial condition, results of operations and cash flows and consequently the value of our securities could be materially and adversely affected.

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Risks Related to the Cannabis Industry and the Gold Flora's Business

Cannabis continues to be a controlled substance under the CSA.

Cannabis is regulated at the federal and state level in the United States. To Gold Flora's knowledge, as of the date hereof, there are a total of 47 states, plus the District of Columbia, Puerto Rico and Guam that have legalized or decriminalized cannabis in some form (including hemp). Further, ballot initiatives to legalize Adult-Use Cannabis recently passed in Arizona, New Jersey, South Dakota, and Montana, and ballot initiatives to legalize Medical-Use Cannabis passed in South Dakota and Mississippi, with implementation of applicable regulations expected in those states in the near future. Notwithstanding the permissive regulatory environment of cannabis at the state level, cannabis and THC continue to be categorized as controlled substances under the CSA and as such, violate federal law in the United States.

The United States Congress has passed appropriations bills in recent years that have not appropriated funds for prosecution of cannabis offenses of individuals who are in compliance with state medical cannabis laws. American courts have construed these appropriations bills to prevent the U.S. federal government from prosecuting individuals when those individuals comply with state law relating to approved medical uses. However, because this conduct continues to violate U.S. federal law, American courts have observed that should Congress at any time choose to appropriate funds to fully prosecute the CSA, any individual or business – even those that have fully complied with state law – could be prosecuted for violations of U.S. federal law. And if Congress restores funding, the government will have the authority to prosecute individuals for violations of the law that took place before received funding under the CSA's five-year statute of limitations.

Violations of any U.S. federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings conducted by either the U.S. federal government or private citizens, or criminal charges, including, but not limited to, disgorgement of profits, cessation of business activities or divestiture. This could have a material adverse effect on Gold Flora, including its reputation and ability to conduct business, its holding (directly or indirectly) of cannabis licences in the United States, its financial position, operating results, and profitability or liquidity. In addition, it is difficult to estimate the time or resources that would be needed for the investigation of any such matters or its final resolution because, in part, the time and resources that may be needed are dependent on the nature and extent of any information requested by the applicable authorities involved, and such time or resources could be substantial.

The approach to the enforcement of Regulated Cannabis laws may be subject to change or may not proceed as previously outlined.

As a result of the conflicting views between states and the federal government regarding cannabis, investments in regulated cannabis businesses in the United States are subject to inconsistent legislation and regulation. The response to this inconsistency was addressed on August 29, 2013 when then Deputy Attorney General, James Cole, authored the 2013 Cole Memorandum addressed to all United States district attorneys acknowledging that notwithstanding the designation of cannabis as a controlled substance at the federal level in the United States, several U.S. states have enacted laws relating to cannabis for medical purposes.

The 2013 Cole Memorandum outlined certain priorities for the Department of Justice ("DOJ") relating to the prosecution of cannabis offenses. In particular, the 2013 Cole Memorandum noted that in jurisdictions that have enacted laws legalizing cannabis in some form and that have also implemented strong and effective regulatory and enforcement systems to control the cultivation, distribution, sale and possession of regulated cannabis, conduct in compliance with those laws and regulations is less likely to be a priority at the federal level. Notably, however, the DOJ has never provided specific guidelines for what regulatory and enforcement systems it deems sufficient under the 2013 Cole Memorandum standard.

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In light of limited investigative and prosecutorial resources, the 2013 Cole Memorandum concluded that the DOJ should be focused on addressing only the most significant threats related to cannabis. States where Medical-Use Cannabis had been legalized were not characterized as a high priority. In March 2017, then newly appointed Attorney General Jeff Sessions again noted limited federal resources and acknowledged that much of the 2013 Cole Memorandum had merit; however, he disagreed that it had been implemented effectively and, on January 4, 2018, Attorney General Jeff Sessions authored the Sessions Memorandum, which rescinded all "previous nationwide guidance specific to marijuana enforcement," including the 2013 Cole Memorandum. The Sessions Memorandum rescinded previous nationwide guidance specific to the prosecutorial authority of United States attorneys relative to cannabis enforcement on the basis that they are unnecessary, given the well-established principles governing federal prosecution that are already in place. Those principles are included in chapter 9.27.000 of the United States Attorneys' Manual and require federal prosecutors deciding which cases to prosecute to weigh all relevant considerations, including federal law enforcement priorities set by the Attorney General, the seriousness of the crime, the deterrent effect of criminal prosecution, and the cumulative impact of particular crimes on the community.

As a result of the Sessions Memorandum, federal prosecutors will now be free to utilize their prosecutorial discretion to decide whether to prosecute cannabis activities despite the existence of state-level laws that may be inconsistent with federal prohibitions. No direction was given to federal prosecutors in the Sessions Memorandum as to the priority they should ascribe to such cannabis activities, and resultantly it is uncertain how active federal prosecutors will be in relation to such activities. Furthermore, the Sessions Memorandum did not discuss the treatment of Medical-Use Cannabis by federal prosecutors.

Former U.S. Attorney General Jeff Sessions resigned on November 7, 2018. Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, even under a Biden Administration's DOJ or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to cannabis and THC (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law.

In recent years, certain temporary federal legislative enactments that protect the Medical-Use Cannabis and industry have also been in effect. For instance, cannabis businesses that are in strict compliance with state law receive a measure of protection from federal prosecution by operation of a temporary appropriations measures that has been enacted into law as an amendment (or "rider") to federal spending bills passed by Congress and signed by both Presidents Obama and Trump. First adopted in the Appropriations Act of 2015, Congress has included in successive budgets since a "rider" that prohibits the DOJ from expending any funds to enforce any law that interferes with a state's implementation of its own medical cannabis laws. The rider, discussed above, is known as the "Rohrbacher-Blumenauer" Amendment. The Rohrbacher-Blumenauer Amendment (now known colloquially as the "Joyce-Amendment" after its most recent sponsors) was included in the Consolidated Appropriations Act of 2020, which was signed by President Trump on December 20, 2019 and funded the departments of the federal government through the fiscal year ending September 30, 2020. In signing the act, President Trump issued a signing statement noting that the Act "provides that the DOJ may not use any funds to prevent implementation of medical cannabis laws by various States and territories," and further stating "I will treat this provision consistent with the President's constitutional responsibility to faithfully execute the laws of the United States." While the signing statement can fairly be read to mean that the executive branch intends to enforce the CSA and other federal laws prohibiting the sale and possession of medical cannabis, the President did issue a similar signing statement in May 2017 and February 2019 and no federal enforcement actions followed. On March 15, 2022, the Rohrabacher/Blumenauer Amendment was renewed through the signing of the FY 2022 omnibus spending bill, which extended the protections of the Amendment through September 30, 2022.

Should the Rohrabacher/Blumenauer Amendment not be renewed in subsequent spending bills, there can be no assurance that the federal government will not seek to prosecute cases involving medical cannabis businesses that are otherwise compliant with State law. Such potential proceedings could involve significant restrictions being imposed upon Gold Flora, while diverting the attention of executives. Such proceedings could have a material adverse effect on Gold Flora's business, revenues, operating results and financial condition as well as Gold Flora's reputation, even if such proceedings were concluded successfully in favor of Gold Flora.

Moreover, unless and until the U.S. Congress amends the CSA with respect to Medical-Use Cannabis and/or Adult-Use Cannabis (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law. If the U.S. federal government begins to enforce U.S. federal laws relating to Regulated Cannabis in states where the sale and use of cannabis is currently legal, or if existing applicable state laws are repealed or curtailed, Gold Flora's business, assets, revenues, operating results and financial condition as well as Gold Flora's reputation may be material adversely effected. In the extreme case, such enforcement could ultimately involve the prosecution of key executives of Gold Flora or the seizure of its assets.

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U.S. state regulatory uncertainty may adversely impact Gold Flora.

There is no assurance that state laws legalizing and regulating the sale and use of cannabis will not be repealed, amended or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. If the U.S. federal government begins to enforce U.S. federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing state laws are repealed or curtailed, Gold Flora's business or operations in those states or under those laws would be materially and adversely affected. Federal actions against any individual or entity engaged in the cannabis industry or a substantial repeal of cannabis related legislation could adversely affect Gold Flora, its business and its assets or investments.

Certain U.S. states where medical and/or Adult-Use Cannabis is legal have or are considering special taxes or fees on the cannabis industry. It is uncertain at this time whether other states are in the process of reviewing such additional taxes and fees. The implementation of special taxes or fees could have a material adverse effect upon the businesses, results of operations and financial condition of Gold Flora.

Gold Flora may be subject to applicable anti-money laundering laws and regulations.

Given the nature of its business, Gold Flora may be subject to a variety of laws and regulations in the United States that involve money laundering, financial recordkeeping and proceeds of crime, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States. Banks often refuse to provide banking services to businesses involved in the U.S. cannabis industry due to the present state of the laws and regulations governing financial institutions in the United States. The lack of banking and financial services presents unique and significant challenges to businesses in the cannabis industry. The potential lack of a secure place in which to deposit and store cash, the inability to pay creditors through the issuance of cheques and the inability to secure traditional forms of operational financing, such as lines of credit, are some of the many challenges presented by the unavailability of traditional banking and financial services.

In February 2014, the FinCEN issued the FinCEN Memorandum, which states that in some circumstances, it is possible for banks to provide services to cannabis related businesses without risking prosecution for violation of U.S. federal money laundering laws. It refers to supplementary guidance that Deputy Attorney General Cole issued to U.S. federal prosecutors relating to the prosecution of U.S. money laundering offenses predicated on cannabis-related violations of the CSA. It is unclear at this time whether the current administration will follow the guidelines of the FinCEN Memorandum.

In the event that any of Gold Flora's operations, or any proceeds thereof, any dividends or distributions therefrom, or any profits or revenues accruing from such operations in the United States were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above or any other applicable legislation. This could restrict or otherwise jeopardize the ability of Gold Flora to declare or pay dividends or affect other distributions.

FDA rulemaking related to Medical-Use Cannabis and the possible registration of facilities where Medical-Use Cannabis is grown could negatively affect the Medical-Use Cannabis industry, which would directly affect our financial condition.

Should the federal government legalize Medical-Use Cannabis, it is possible that the FDA would be tasked by Congress to regulate it under the FDCA. Additionally, the FDA may issue rules and regulations including current good manufacturing practices, or GMPs, related to the growth, cultivation, harvesting and processing of Medical-Use Cannabis. Clinical trials may be needed to verify efficacy and safety. It is also possible that the FDA would require that facilities where Medical-Use Cannabis is grown register with the FDA and comply with certain federal regulations. In the event that some or all of these regulations are imposed, we do not know what the impact would be on the Medical-Use Cannabis industry, including what costs, requirements and possible prohibitions may be enforced. If we are unable to comply with the regulations or registration as prescribed by the FDA, we may be unable to continue to operate our business in its current form or at all.

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U.S. border officials could deny entry into the U.S. to employees of, or investors in companies with cannabis operations in the United States.

Because cannabis remains illegal under U.S. federal law, those non-U.S. citizens employed at or investing in legal and licensed cannabis companies could face detention, denial of entry or lifetime bans from the United States for their business associations with U.S. cannabis businesses. Entry of non-U.S. citizens happens at the sole discretion of the U.S. Customs and Border Protection ("CBP") officers on duty, and these officers have wide latitude to ask questions to determine the admissibility of a foreign national.

On September 21, 2018, CBP released a statement outlining its current position with respect to enforcement of the laws of the United States. It stated that CBP enforcement of United States laws regarding controlled substances has not changed and because cannabis continues to be a controlled substance under United States law, working in or facilitating the proliferation of the legal cannabis industry in U.S. states where it is deemed legal may affect admissibility to the U.S. While the CBP under the Biden Administration has archived its website page covering the September 21, 2018 statement, the Biden Administration has not officially rescinded the policy in question.

Gold Flora may have difficulty accessing the services of banks, which may make it difficult to operate its business.

Gold Flora may have trouble accessing services of financial institutions. For example, in February 2014, FinCEN issued the FinCEN Memorandum (which is not law) that provides guidance with respect to financial institutions providing banking services to cannabis business, including burdensome due diligence expectations and reporting requirements. This guidance does not provide any safe harbors or legal defenses from examination or regulatory or criminal enforcement actions by the DOJ, FinCEN or other federal regulators. Thus, most banks and other financial institutions in the United States do not appear to be comfortable providing banking services to cannabis-related businesses, or relying on this guidance, which can be amended or revoked at any time by the executive branch. In addition to the foregoing, banks may refuse to process debit card payments and credit card companies generally refuse to process credit card payments for cannabis-related businesses. As a result, Gold Flora may have limited or no access to banking or other financial services in the United States. In addition, federal money laundering statutes and Bank Secrecy Act regulations discourage financial institutions from working with any organization that sells a controlled substance, regardless of whether the state it resides in permits cannabis sales. While the United States House of Representatives has passed the SAFE Banking Act, which would permit commercial banks to offer services to cannabis companies that are in compliance with state law, it remains under consideration by the Senate, and if Congress fails to pass the SAFE Banking Act, Gold Flora's inability, or limitations on Gold Flora's ability, to open or maintain bank accounts and/or obtain other banking services may make it difficult for Gold Flora to operate and conduct its business as planned or to operate efficiently.

Since the use of cannabis is illegal under U.S. federal law, and in light of concerns in the banking industry regarding money laundering and other federal financial crime related to cannabis, businesses involved in the cannabis industry often have difficulty finding a bank willing to accept their business. Likewise, cannabis businesses have limited access, if any, to credit card processing services. As a result, cannabis businesses in the United States are to a significant degree cash-based. This complicates the implementation of financial controls and increases security issues.

Gold Flora may have difficulty accessing capital.

Commercial banks, private equity firms and venture capital firms have approached the cannabis industry cautiously to date. However, there are increasing numbers of high net worth individuals and family offices that have made meaningful investments in companies and businesses similar to Gold Flora. Although there has been an increase in the amount of private financing available over the last several years, there is neither a broad nor deep pool of institutional capital that is available to cannabis license holders and license applicants. There can be no assurance that additional financing, if raised privately, will be available to Gold Flora when needed or on terms which are acceptable to Gold Flora. Gold Flora's inability to raise financing to fund capital expenditures or acquisitions could limit its growth and may have a material adverse effect upon future profitability.

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There may be a restriction on deduction of certain expenses.

Section 280E of the United States Internal Revenue Code of 1986, as amended (the "Code") generally prohibits businesses from deducting or claiming tax credits with respect to expenses paid or incurred in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of Schedule I and II of the CSA) which is prohibited by U.S. federal law or the law of any state in which such trade or business is conducted. Section 280E currently applies to businesses operating in the cannabis industry, irrespective of whether such businesses are licensed and operating in accordance with applicable state laws. The application of Code Section 280E generally causes such businesses to pay higher effective U.S. federal income tax rates than similar businesses in other industries due to the loss of certain deductions and credits. The impact of Code Section 280E on the effective tax rate of a cannabis business generally depends on how large the ratio of non-deductible expenses is to the business's total revenues. Gold Flora expects to continue to be subject to Code Section 280E. The application of Code Section 280E to Gold Flora may adversely affect Gold Flora's profitability and, in fact, may cause Gold Flora to operate at a loss when it would otherwise have a profit. While recent legislative proposals, if enacted into law, could eliminate or diminish the application of Code Section 280E to cannabis businesses, the enactment of any such law is uncertain. Accordingly, Code Section 280E may to apply to Gold Flora indefinitely.

Gold Flora may lack access to U.S. bankruptcy protections.

As discussed above, cannabis is illegal under U.S. federal law. Therefore, there is a compelling argument that the federal bankruptcy courts cannot provide relief for parties who engage in regulated cannabis businesses. Recent bankruptcy rulings have denied bankruptcies for dispensaries upon the justification that businesses cannot violate federal law and then claim the benefits of federal bankruptcy for the same activity and upon the justification that courts cannot ask a bankruptcy trustee to take possession of, and distribute Regulated Cannabis-related assets as such action would violate the CSA. Therefore, Gold Flora may not be able to seek the protection of the bankruptcy courts and this could materially affect our business or our ability to obtain credit.

Gold Flora may be subject to the risk of civil asset forfeiture.

Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.

The laws and regulations affecting the cannabis industry are constantly changing.

The constant evolution of laws and regulations affecting the cannabis industry could detrimentally affect Gold Flora. The current and proposed operations of Gold Flora are subject to a variety of local, state and federal cannabis laws and regulations relating to the manufacture, management, transportation, storage and disposal of cannabis, as well as laws and regulations relating to consumable products health and safety, the conduct of operations and the protection of the environment. These laws and regulations are broad in scope and subject to evolving interpretations, which could require Gold Flora to incur substantial costs associated with compliance or alter certain aspects of its business plans. In addition, violations of these laws, or allegations of such violations, could disrupt certain aspects of the business plans of Gold Flora and result in a material adverse effect on certain aspects of their planned operations. These laws and regulations are rapidly evolving and subject to change with minimal notice. Regulatory changes may adversely affect Gold Flora's profitability or cause it to cease operations entirely. The cannabis industry may come under the scrutiny or further scrutiny by the FDA, the SEC, the DOJ, the Financial Industry Regulatory Authority or other federal or applicable state or non-governmental regulatory authorities or self-regulatory organizations that supervise or regulate the production, distribution, sale or use of cannabis for medical or adult-use purposes in the United States. It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any proposals will become law. The regulatory uncertainty surrounding the industry may adversely affect the business and operations of Gold Flora, including without limitation, the costs to remain compliant with applicable laws and the impairment of its business or the ability to raise additional capital. In addition, Gold Flora is not able to predict the nature of any future laws, regulations, interpretations or applications, and it is possible that regulations may be enacted in the future that will be directly applicable to its business.

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Gold Flora may be subject to the risks associated with governmental approvals, permits and compliance with applicable laws.

Government approvals and permits are currently, and may in the future be, required in connection with the operations of Gold Flora. To the extent such approvals are required and not obtained, Gold Flora may be curtailed or prohibited from its production, manufacture, and sale of Medical-Use Cannabis and Adult-Use Cannabis or from proceeding with the development of its operations as currently proposed.

Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. Gold Flora may be required to compensate those suffering loss or damage by reason of their operations and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations.

Gold Flora may not be able to obtain or maintain the necessary licenses, permits, certificates, authorizations or accreditations to operate its businesses, or may only be able to do so at great cost. In addition, Gold Flora may not be able to comply fully with the wide variety of laws and regulations applicable to the cannabis industry. Failure to comply with or to obtain the necessary licenses, permits, certificates, authorizations or accreditations could result in restrictions on Gold Flora's ability to operate in the cannabis industry, which could have a material adverse effect on the business, results of operations and financial condition of Gold Flora.

Amendments to current laws, regulations and permits governing the production of medical and adult-use cannabis, or more stringent implementation thereof, could have a material adverse impact on Gold Flora and cause increases in expenses, capital expenditures or production costs, or reduction in levels of production, or require abandonment or delays in development.

There may be difficulty with the enforceability of contracts.

It is a fundamental principle of law that a contract will not be enforced if it involves a violation of law or public policy. Because cannabis remains illegal in the United States at a federal level, judges in multiple U.S. states have on a number of occasions refused to enforce contracts for the repayment of money when the loan was used in connection with activities that violate federal law, even if there is no violation of state law. It is possible that Gold Flora may not be able to legally enforce contracts it enters into if necessary, which means there can be no assurance that there will be a remedy for breach of contract, which would have a material adverse effect on Gold Flora's business, assets, revenues, operating results, financial condition and prospects. For example, at least some federal courts have dismissed lawsuits seeking to enforce contracts involving the purchase or sale of regulated cannabis businesses.

The ability to grow a business with ties to cannabis operations in the United States depends on state laws pertaining to the cannabis industry.

Continued development of the regulated cannabis industry depends upon continued legislative authorization of cannabis at the state level. The status quo of, or progress in, the regulated cannabis industry is not assured and any number of factors could slow or halt further progress in this area. While there may be ample public support for legislative action permitting the manufacture and use of cannabis, numerous factors impact the legislative process. For example, many states that voted to legalize Medical-Use Cannabis and/or Adult-Use Cannabis have seen significant delays in the drafting and implementation of regulations and issuance of licenses. In addition, burdensome regulation at the state level could slow or stop further development of the regulated cannabis industry, such as limiting the medical conditions for which medical cannabis can be recommended by physicians for treatment, restricting the form in which medical cannabis can be consumed, imposing significant registration requirements on physicians and patients or imposing significant taxes on the growth, processing and/or retail sales of cannabis, which could have the impact of dampening growth for cannabis businesses and making it difficult for cannabis businesses to operate profitably in those states. Any one of these factors could slow or halt additional legislative authorization of medical and/or recreational-use cannabis, which could adversely affect Gold Flora's business prospects.

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A revised statutory and regulatory framework implemented by a newly consolidated agency; cannabis tax relief under consideration in California.

In 2021, California consolidated the three state agencies licensing and regulating commercial cannabis activity in California, merging the Bureau of Cannabis Control, CalCannabis at the California Department of Food and Agriculture, and the Manufactured Cannabis Safety Branch at the Department of Public Health into a single Department of Cannabis Control (the "DCC") effective July 1, 2021. The DCC in turn promulgated, consolidated and streamlined regulations, adopting the bulk of these on September 29, 2021. The consolidation of the three licensing divisions, development of a unified single licensing system for future cannabis business licenses and the transition of existing licensing data has yet to occur, but is contemplated in California Governor Gavin Newsom's 2022-2023 Budget Proposal. Still, the enacted form of the uniform licensing protocols and regulatory clean-up as part of a short-term and longer term strategy are unknown. The foregoing changes will continue to impact the processes, procedures, administration, and generally the operations of commercial cannabis licenses in California.

Governor Newsom also recently announced that he is also considering tax relief and/or simplification, in connection with releasing his 2022-2023 Budget Proposal: "It is my goal to look at tax policy to stabilize markets." The Newsom administration, in addition to potentially adjusting tax rates, could elect to shift the responsibilities of tax collection from the final distributor to the first for cultivation, and for the retail excise tax from the distributor to the retailer. While Gold Flora closely follows the Newsom administration's budget proposals and revisions, the legislation, regulations and regulatory and tax impact on the licenses and operations therefrom is not currently known.

Political uncertainty may have an adverse impact on Gold Flora's operating performance and results of operations.

General political uncertainty may have an adverse impact on Gold Flora's operating performance and results of operations. In particular, the United States continues to experience significant political events that cast uncertainty on global financial and economic markets, especially in light of the recent presidential election. It is presently unclear exactly what actions the new administration in the United States will implement, and if implemented, how these actions may impact the cannabis industry in the United States. Any actions taken by the new United States administration may have a negative impact on the United States economies and on the businesses, financial conditions, results of operations and the valuation of United States cannabis companies, including Gold Flora.

Risks Related to Gold Flora's Products and Services

Unfavorable publicity or consumer perception may affect the success of Gold Flora's business.

The legal cannabis industry in the U.S. is at an early stage of its development. Cannabis has been, and is expected to continue to be, a regulated substance for the foreseeable future. Consumer perceptions regarding legality, morality, consumption, safety, efficacy and quality of cannabis are mixed and evolving. Consumer perception can be significantly influenced by scientific research or findings, regulatory investigations, litigation, media attention and other publicity regarding the consumption of cannabis products. There can be no assurance that future scientific research, findings, regulatory proceedings, litigation, media attention or other research findings or publicity will be favorable to the cannabis market or any particular product, or consistent with earlier publicity. Future research reports, findings, regulatory proceedings, litigation, media attention or other publicity that are perceived as less favorable than, or that question earlier research reports, findings or publicity could have a material adverse effect on the demand for cannabis and on the business, results of operations, financial condition and cash flows of Gold Flora. Further, adverse publicity, reports or other media attention regarding cannabis in general, or associating the consumption of cannabis with illness or other negative effects or events, could have such a material adverse effect.

Public opinion and support for Medical-Use Cannabis and Adult-Use Cannabis use has traditionally been inconsistent and varies from jurisdiction to jurisdiction. While public opinion and support appears to be rising for legalizing Medical-Use Cannabis and Adult-Use Cannabis, it remains a controversial issue subject to differing opinions surrounding the level of legalization (for example, medical cannabis as opposed to legalization in general).

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The ability to gain and increase market acceptance of Gold Flora's products may require Gold Flora to establish and maintain its brand name and reputation. In order to do so, substantial expenditures on product development, strategic relationships and marketing initiatives may be required. There can be no assurance that these initiatives will be successful and their failure may have an adverse effect on Gold Flora.

Further, a shift in public opinion may also result in a significant influence over the regulation of the cannabis industry in the United States or elsewhere. A negative shift in the perception of the public with respect to cannabis in the U.S. or any other applicable jurisdiction could affect future legislation or regulation. Among other things, such a shift could cause state jurisdictions to abandon initiatives or proposals to legalize Adult-Use Cannabis, thereby limiting the number of new state jurisdictions into which Gold Flora could expand. Any inability to fully implement Gold Flora's expansion strategy may have a material adverse effect on its business, financial condition and results of operations.

Gold Flora faces competition from the illegal cannabis market.

Gold Flora faces competition from illegal dispensaries and the illegal market that are unlicensed and unregulated, and that are selling cannabis and cannabis products, including products with higher concentrations of active ingredients, using flavors or other additives or engaging in advertising and promotion activities that Gold Flora is not permitted to. As these illegal market participants do not comply with the regulations governing the cannabis industry, their operations may also have significantly lower costs. The illegal cannabis market within California and other markets across the United States continues to thrive. The perpetuation of the illegal market for cannabis may have a material adverse effect on Gold Flora's business, results of operations, as well as the perception of cannabis use.

Social media may impact Gold Flora's reputation.

The increased usage of social media and other web-based tools used to generate, publish and discuss user-generated content and to connect with other users has made it increasingly easier for individuals and groups to communicate and share opinions and views in regard to issuers and their activities, whether true or not and the cannabis industry in general, whether true or not. Negative posts or comments about Gold Flora or its properties on any social networking website could damage Gold Flora's reputation. In addition, employees or others might disclose non-public sensitive information relating to Gold Flora's business through external media channels. The continuing evolution of social media will present Gold Flora with new challenges and risks.

Significant failure or deterioration of Gold Flora's quality control systems may adversely impact Gold Flora.

The quality and safety of Gold Flora's products are critical to the success of its business and operations. As such, it is imperative that Gold Flora's quality control systems operate effectively and successfully. Quality control systems can be negatively impacted by the design of the quality control systems, the quality training program, and adherence by employees to quality control guidelines. Although Gold Flora strives to ensure that it and any of its service providers have implemented and adhere to high caliber quality control systems, any significant failure or deterioration of such quality control systems could have a material adverse effect on Gold Flora business, financial condition, results of operations or prospects.

Service providers could suspend or withdraw service, which could adversely affect Gold Flora's business.

As a result of any adverse change to the approach in enforcement of U.S. cannabis laws, adverse regulatory or political changes, additional scrutiny by regulatory authorities, adverse changes in the public perception in respect of the consumption of cannabis or otherwise, third-party service providers to Gold Flora could suspend or withdraw their services, which may have a material adverse effect on the business, revenues, operating results, financial condition or prospects of Gold Flora.

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Gold Flora may be subject to product liability claims.

Gold Flora manufactures, processes and/or distributes products designed to be ingested by humans, and therefore faces an inherent risk of exposure to product liability claims, regulatory action and litigation if products are alleged to have caused significant loss or injury. In addition, the manufacture and sale of cannabis products involve the risk of injury to consumers due to tampering by unauthorized third parties or product contamination. Previously unknown adverse reactions resulting from human consumption of cannabis products alone or in combination with other medications or substances could occur. Gold Flora may be subject to various product liability claims, including, among others, that the products produced by them caused injury or illness, include inadequate instructions for use, or include inadequate warnings concerning possible side effects or interactions with other substances. A product liability claim or regulatory action could result in increased costs, could adversely affect the reputation of Gold Flora and could have a material adverse effect on the business, results of operations and financial condition of Gold Flora. There can be no assurances that product liability insurance will be obtained or maintained on acceptable terms or with adequate coverage against potential liabilities.

Gold Flora may be subject to product recalls.

Cultivators, manufacturers and distributors of products are sometimes subject to the recall or return of their products for a variety of reasons, including product defects, such as contamination, unintended harmful side effects or interactions with other substances, packaging safety and inadequate or inaccurate labeling disclosure. If any of the products produced by Gold Flora are recalled due to an alleged product defect or for any other reason, Gold Flora could be required to incur the unexpected expense of the recall and any legal proceedings that might arise in connection with the recall and may lose a significant amount of sales and may not be able to replace those sales at an acceptable margin or at all. Additionally, if one of the products produced by Gold Flora were subject to recall, the image of that product and Gold Flora could be harmed. A recall for any of the foregoing reasons could lead to decreased demand for products produced by Gold Flora and could have a material adverse effect on the business, results of operations and financial condition of Gold Flora.

Gold Flora is subject to risks inherent in an agricultural business.

Medical-Use Cannabis and Adult-Use Cannabis is an agricultural product. There are risks inherent in the cultivation business, such as insects, plant diseases and similar agricultural risks. Although the products are usually grown indoors or in green houses under climate-controlled conditions, with conditions monitored, there can be no assurance that natural elements will not have a material adverse effect on the production of Gold Flora's products and, consequentially, on the business, financial condition and operating results of Gold Flora.

Gold Flora may be vulnerable to rising energy costs.

Cannabis growing operations consume considerable energy, making Gold Flora potentially vulnerable to rising energy costs. Rising or volatile energy costs may adversely impact the business, results of operations, financial condition or prospects of Gold Flora.

Gold Flora is reliant on key inputs.

The cannabis business is dependent on a number of key inputs and their related costs including raw materials and supplies related to growing operations, as well as electricity, water and other local utilities. Any significant interruption or negative change in the availability or economics of the supply chain for key inputs, including as a result of the COVID-19 pandemic or future pandemics, could materially impact the business, financial condition, results of operations or prospects of Gold Flora. In this regard, California, where all of our growing operations are located, experienced droughts in 2021 and 2022, and may experience droughts in the future, which may increase our costs and adversely affect our growing operations. Some of these inputs may only be available from a single supplier or a limited group of suppliers. If a sole source supplier was to go out of business, Gold Flora might be unable to find a replacement for such source in a timely manner or at all. If a sole source supplier were to be acquired by a competitor, that competitor may elect not to sell to Gold Flora in the future. Any inability to secure a replacement for such source in a timely manner or at all could have a material adverse effect on the business, financial condition, results of operations or prospects of Gold Flora.

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The pricing of raw materials used in our products and some of our products can be extremely volatile, which may have a material adverse effect on our financial result.

We purchase and sell certain raw materials. The pricing of these raw materials has been extremely volatile. For example, the price of both flower and distilled cannabis (oil) has fluctuated significantly and, in particular, decreased significantly in the second half of 2021. This volatility may be disruptive to our supply chain and have an adverse effect on our financial results.

Gold Flora may be subject to the risk of competition from synthetic production and technological advances.

The pharmaceutical industry may attempt to dominate the cannabis industry, through the development and distribution of synthetic products which emulate the effects and treatment of organic cannabis. If they are successful, the widespread popularity of such synthetic products could change the demand, volume and profitability of the cannabis industry. This could materially adversely affect the ability of Gold Flora to secure long-term profitability and success through the sustainable and profitable operation of its business.

Results of future clinical research may negatively impact the cannabis industry.

Research in the U.S. and internationally regarding the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis or isolated cannabinoids (such as CBD and THC), and associated terpenoids remains in early stages. There have been relatively few clinical trials on the benefits of cannabis or isolated cannabinoids (such as CBD and THC). Although Gold Flora believes that the articles, reports and studies support its beliefs regarding the medical benefits, viability, safety, risks, efficacy, dosing and social acceptance of cannabis, future basic research and clinical trials may prove such statements to be incorrect, or could raise concerns regarding, and perceptions relating to, cannabis. Future research studies and clinical trials may reach negative conclusions regarding the medical benefits, viability, safety, efficacy, dosing, social acceptance or other facts and perceptions related to cannabis, which could have a material adverse effect on the demand for Gold Flora's products with the potential to lead to a material adverse effect on Gold Flora's business, financial condition, results of operations or prospects.

Controversy surrounding vaporizers and vaporizer products may materially and adversely affect the market for vaporizer products and expose Gold Flora to litigation and additional regulation.

There have been a number of highly publicized cases involving lung and other illnesses and deaths that appear to be related to vaporizer devices and/or products used in such devices (such as vaporizer liquids). The controversy surrounds the vaporizer devices, the manner in which the devices were used and the related vaporizer device products—THC, nicotine, other substances in vaporizer liquids, possibly adulterated products and other illegal unlicensed cannabis vaporizer products. Some states and cities in the United States have already taken steps to prohibit the sale or distribution of vaporizers, restrict the sale and distribution of such products or impose restrictions on flavors or use of such vaporizers. This trend may continue, accelerate and expand.

This controversy could well extend to non-nicotine vaporizer devices and other product formats. Any such extension could materially and adversely affect Gold Flora's business, financial condition, operating results, liquidity, cash flow and operational performance. Litigation pertaining to vaporizer products is accelerating and that litigation could potentially expand to include Gold Flora's products, which would materially and adversely affect Gold Flora's business, financial condition, operating results, liquidity, cash flow and operational performance.

Other Regulatory Risks

We may have to pay back funds borrowed under the Paycheck Protection Program (“PPP”). As a result, the repayment of our PPP loans and any potential penalties, could negatively impact our business, financial condition and results of operations and prospects.

During 2020, we participated in the Paycheck Protection Program as a part of the Coronavirus Aid, Relief and Economic Securities Act (“Cares Act”) which, in part, provides loans for qualifying businesses with the proceeds to be used for payroll costs, rent, utilities, and interest on other debt obligations.  We borrowed approximately $1 million under the Cares Act.  At the time we borrowed funds under the Cares Act we received guidance that we were eligible to participate in the program.  The PPP loans have been forgiven, but we are in the process of evaluating options regarding the PPP loans, which could include repaying the PPP loans. Any potential penalties in addition to the potential repayment of the forgiven PPP loans could negatively impact our business, financial condition and results of operations and prospects.

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Gold Flora may be subject to environmental regulations and risks.

Gold Flora's operations are subject to environmental regulation in the jurisdictions in which it operates. These regulations mandate, among other things, the maintenance of air and water quality standards and land reclamation. They also set forth limitations on the generation, transportation, storage and disposal of solid and hazardous waste. Environmental legislation is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors (or the equivalent thereof) and employees. There is no assurance that future changes in environmental regulation, if any, will not adversely affect Gold Flora's operations.

Government approvals and permits are currently, and may in the future, be required in connection with Gold Flora's operations. To the extent such approvals are required and not obtained, Gold Flora may be curtailed or prohibited from its current or proposed production, manufacturing or sale of cannabis or from proceeding with the development of its operations as currently proposed. States mandate unique inventory tracking requirements and systems which may present implementation and adherence challenges for operators, such as California's METRC track and trace inventory system, which requires integration with other systems and suffers frequent outages.

Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. Gold Flora may be required to compensate those suffering loss or damage by reason of its operations and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations.

Amendments to current laws, regulations and permits governing the production or manufacturing of cannabis, or more stringent implementation thereof, could have a material adverse impact on Gold Flora and cause increases in expenses, capital expenditures or production or manufacturing costs or reduction in levels of production or manufacturing or require abandonment or delays in development.

Gold Flora may be subject to constraints on the marketing of its products.

The development of Gold Flora's business and operating results may be hindered by applicable restrictions on sales and marketing activities imposed by government regulatory bodies. The regulatory environment in the United States limits companies' abilities to compete for market share in a manner similar to other industries. If Gold Flora is unable to effectively market its products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for its products, Gold Flora's sales and results of operations could be adversely affected.

Risks Relating to Gold Flora's Business Structure

Gold Flora is reliant on its management team.

The success of Gold Flora is dependent upon the ability, expertise, judgment, discretion and good faith of its senior management. While employment agreements or management agreements and equity incentives that vest over time are customarily used as a primary method of retaining the services of key employees, these agreements and equity incentives cannot assure the continued services of such employees. Any loss of the services of such individuals could have a material adverse effect on Gold Flora's business, operating results, financial condition or prospects.

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Gold Flora is a holding company.

We are a holding company and essentially all of our assets, other than certain real property, constitute the capital stock of our subsidiaries. As a result, investors are subject to the risks attributable to Gold Flora's subsidiaries. As a holding company, Gold Flora will conduct substantially all of its business through subsidiaries, which generate substantially all of Gold Flora's revenues. Consequently, Gold Flora's cash flows and ability to complete current or desirable future enhancement opportunities are dependent on the earnings of Gold Flora's subsidiaries and the distribution of those earnings to Gold Flora. The ability of these entities to pay dividends and other distributions depends on their operating results and is subject to applicable laws and regulations, which require that solvency and capital standards be maintained by such subsidiaries and contractual restrictions are contained in the instruments governing their debt. In the event of a bankruptcy, liquidation or reorganization of any of Gold Flora's material subsidiaries, holders of indebtedness and trade creditors may be entitled to payment of their claims from the assets of those subsidiaries before Gold Flora.

General Risks related to Gold Flora

Risks associated with recent or future acquisitions.

As part of Gold Flora's overall business strategy, Gold Flora recently completed the Airfield Acquisition and the Higher level Acquisition, and intends to pursue strategic acquisitions which could provide additional product offerings, integrations, additional industry expertise or a stronger industry presence in both existing and new jurisdictions. Recent and future acquisitions may expose Gold Flora to potential risks, including risks associated with: (i) the integration of new operations, services and personnel; (ii) unforeseen or hidden liabilities; (iii) the diversion of resources from Gold Flora's existing interests and business; (iv) potential inability to generate sufficient revenue to offset new costs; (v) the expenses of acquisitions; or (vi) the potential loss of or harm to relationships with both employees and existing users resulting from its integration of new businesses. In addition, any proposed acquisitions may be subject to regulatory approval.

Gold Flora may invest in cannabis companies, including pre-revenue companies, that may not be able to meet anticipated revenue targets in the future.

Gold Flora may make investments in companies with no significant sources of operating cash flow and no revenue from operations. Investments in such companies will be subject to risks and uncertainties that new companies with no operating history may face. In particular, there is a risk that Gold Flora's investment in these pre-revenue companies will not be able to meet anticipated revenue targets or will generate no revenue at all. The risk is that underperforming pre-revenue companies may lead to these businesses failing, which could have a material adverse effect on Gold Flora's business, prospects, revenue, results of operation and financial condition.

Gold Flora may not be able to achieve sustainable revenues and profitable operations.

Gold Flora's ability to carry out and implement its planned business objectives and strategies may be dependent upon, among other things, its ability to achieve sustainable revenues and profitable operations. There can be no assurance that Gold Flora will be able to generate positive cash flow from its operations in the future, that additional capital or other types of financing will be available when needed, or that these financings will be on terms favorable to Gold Flora. If Gold Flora is unable to maintain positive cash flow from its operations, its ability to carry out and implement its planned business objectives and strategies may be significantly delayed, limited, or may not occur.

Financial projections may prove materially inaccurate or incorrect.

Gold Flora does not currently provide any financial guidance or projections. Gold Flora may elect to provide financial projections in the future. Any of Gold Flora's financial estimates, projections and other forward-looking information or statements were prepared by Gold Flora without the benefit of reliable historical industry information or other information customarily used in preparing such estimates, projections and other forward-looking information or statements. Such forward-looking information or statements are based on assumptions of future events that may or may not occur. Investors should inquire of Gold Flora and become familiar with the assumptions underlying any estimates, projections or other forward-looking information or statements. Projections are inherently subject to varying degrees of uncertainty and their achievability depends on the timing and probability of a complex series of future events. There is no assurance that the assumptions upon which these projections are based will be realized. Accordingly, investors should not rely on any projections to indicate the actual results Gold Flora might achieve.

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There can be no assurance that Gold Flora's strategic alliances or expansions of scope of existing relationships will have a beneficial impact on Gold Flora's business, financial condition and results of operations.

Gold Flora may enter into strategic alliances and partnerships with third parties that Gold Flora believes will complement or augment the business. Gold Flora's ability to complete strategic alliances is dependent upon, and may be limited by, the availability of suitable candidates and capital. In addition, strategic alliances could present unforeseen integration obstacles or costs, may not enhance Gold Flora's business and may involve risks that could adversely affect Gold Flora, including significant amounts of management time that may be diverted from operations in order to pursue and complete such transactions or maintain such strategic alliances. Future strategic alliances could result in the incurrence of additional debt, costs and contingent liabilities, and there can be no assurance that such strategic alliances will achieve the expected benefits to Gold Flora's business. Any of the foregoing could have a material adverse effect on Gold Flora's business, financial condition and results of operations.

Competition in the cannabis industry is intense and increased competition by larger and better-financed competitors could materially and adversely affect the business, financial condition and results of operations of Gold Flora.

Gold Flora will face intense competition from other companies, some of which can be expected to have longer operating histories and more financial resources and experience than Gold Flora. Increased competition by larger and better financed competitors could materially and adversely affect the business, financial condition, results of operations or prospects of Gold Flora. Because of the early stage of the industry in which Gold Flora operates, Gold Flora expects to face additional competition from new entrants. To become and remain competitive, Gold Flora will require research and development, marketing, sales and support. Gold Flora may not have sufficient resources to maintain research and development, marketing, sales and support efforts on a competitive basis which could materially and adversely affect the business, financial condition, results of operations or prospects of Gold Flora.

Gold Flora is dependent on equipment and skilled labor.

The ability of Gold Flora to compete and grow will be dependent on it having access, at a reasonable cost and in a timely manner, to skilled labor, equipment, parts and components. No assurances can be given that Gold Flora will be successful in maintaining its required supply of skilled labor, equipment, parts and components, including as a result of the COVID-19 pandemic. It is also possible that the final costs of the major equipment contemplated by Gold Flora's capital expenditure plans may be significantly greater than anticipated by Gold Flora's management, and may be greater than the funds available to Gold Flora, in which circumstance Gold Flora may curtail, or extend the timeframes for completing, its capital expenditure plans. This could have an adverse effect on the business, financial condition, results of operations or prospects of Gold Flora.

The cannabis industry is difficult to forecast.

Gold Flora must rely largely on its own market research to forecast sales as detailed forecasts are not generally obtainable from other sources at this early stage of the industry. The California cannabis industry experienced an unprecedented decline in the average price per pound of cannabis biomass throughout 2022, making historical data less reliable. Furthermore, mergers and acquisitions, which represent a material portion of Gold Flora's strategy, are particularly difficult to forecast. If Gold Flora's forecasts are not accurate as a result of competition, biomass commoditization, integration, deal-execution, technological change, change in the regulatory or legal landscape, change in consumer behavior, or other factors, including the impact of the COVID-19 pandemic, the business, results of operations, financial condition or prospects of Gold Flora may be adversely affected. See "General Risk Factors – Financial projections may prove material inaccurate or incorrect".

Gold Flora may be subject to the risk of litigation.

Gold Flora is a party to litigation from time to time in the ordinary course of business which could adversely affect its business. Should any litigation in which Gold Flora becomes involved be determined against Gold Flora, such a decision could adversely affect Gold Flora's ability to continue operating. Even if Gold Flora is involved in litigation and wins, litigation can redirect significant company resources. Litigation may also create a negative perception of Gold Flora's brand.

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Gold Flora may be subject to risks related to information technology systems, including cyber-attacks.

Gold Flora's operations depend, in part, on how well it and its suppliers protect networks, equipment, information technology systems and software against damage from a number of threats, including, but not limited to, cable cuts, damage to physical plants, natural disasters, intentional damage and destruction, fire, power loss, ransomware, hacking, computer viruses, vandalism and theft. Gold Flora's operations also depend on the timely maintenance, upgrade and replacement of networks, equipment, information technology systems and software, as well as pre-emptive expenses to mitigate the risks of failures. Any of these and other events could result in information system failures, delays, theft and/or increase in capital expenses. The failure of information systems or a component of information systems could, depending on the nature of any such failure, adversely impact Gold Flora's reputation and results of operations. Gold Flora has not experienced any material losses to date relating to cyber-attacks or other information security breaches, but there can be no assurance that Gold Flora will not incur such losses in the future. Gold Flora's risk and exposure to these matters cannot be fully mitigated because of, among other things, the evolving nature of these threats. As a result, cyber security and the continued development and enhancement of controls, processes and practices designed to protect systems, computers, software, data and networks from attack, damage or unauthorized access is a priority. As cyber threats continue to evolve, Gold Flora may be required to expend additional resources to continue to modify or enhance protective measures or to investigate and remediate any security vulnerabilities.

Gold Flora may be subject to risks related to security breaches.

Given the nature of Gold Flora's products and its lack of legal availability outside of channels approved by the United States federal government, as well as the concentration of inventory in its facilities, and despite meeting or exceeding all legislative security requirements, there remains a risk of shrinkage as well as theft. A security breach at one of Gold Flora's facilities could expose Gold Flora to additional liability and to potentially costly litigation, increase expenses relating to the resolution and future prevention of these breaches and may deter potential customers from choosing Gold Flora's products. In addition, Gold Flora collects and stores personal information about its customers and is responsible for protecting that information from privacy breaches. A privacy breach may occur through procedural or process failure, information technology malfunction, or deliberate unauthorized intrusions. Theft of data for competitive purposes, particularly customer lists and preferences, is an ongoing risk whether perpetrated via employee collusion or negligence or through deliberate cyber-attack. Any such theft or privacy breach would have a material adverse effect on Gold Flora's business, financial condition, results of operations and prospects.

Gold Flora may be subject to intellectual property risks.

Gold Flora has certain proprietary intellectual property, including but not limited to brands, trademarks, trade names, copyright protected materials, trade secrets, and proprietary and/or confidential processes and know-how. Gold Flora will rely on this intellectual property, know-how and other proprietary information, and require employees, consultants, partners and suppliers to sign confidentiality agreements as appropriate. However, confidentiality agreements may be breached, and Gold Flora's remedies under law may not have the effect of fully mitigating or preventing damage stemming from some breach. Furthermore, Gold Flora may enter into agreements to license its intellectual property with third parties in states where Gold Flora currently does not operate. In such instances, Gold Flora will be reliant on third-party licensees to comply with trademark guidelines and otherwise be diligent stewards of Gold Flora's intellectual property. Third party licensees may not protect Gold Flora's intellectual property against counterfeit copies of Gold Flora brands or trademarks, for example.

Absent of breach, third parties may independently develop substantially equivalent proprietary information without infringing upon any proprietary technology. Third parties may otherwise gain access to Gold Flora's proprietary information and adopt it in a competitive manner. Any loss of intellectual property protection may have a material adverse effect on Gold Flora's business, results of operations or prospects.

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As long as cannabis remains illegal under U.S. federal law as a Schedule I controlled substance pursuant to the CSA, the benefit of certain U.S. federal laws and protections which may be available to most businesses, such as federal trademark protection regarding the intellectual property of a business, may not be available to Gold Flora. For example, in the United States, registered federal trademark protection is only available for goods and services that can be lawfully used in interstate commerce; the U.S. Patent and Trademark Office is not currently approving any trademark applications for cannabis, or certain goods containing U.S. hemp-derived CBD (such as dietary supplements and food) until the FDA and the USDA provide clearer guidance on the regulation of such products. As a result, Gold Flora's intellectual property may not be adequately or sufficiently protected against the use or misappropriation by third parties. In addition, since the regulatory framework of the cannabis industry is in a constant state of flux, Gold Flora can provide no assurance that it will obtain any protection of its intellectual property, whether on a federal, provincial, state or local level, despite its diligent and consistent efforts to so do. While many states do offer the ability to protect and register trademarks independent of the federal government, and Courts have recognized the legal validity of common law rights in cannabis-business trademarks, such common law rights and state-registered trademarks provide a lower degree of protection than would federally registered marks as the rights provided are state-by-state and not nationwide and are dependent on use rather than intent to use.

Gold Flora's intellectual property rights may be invalid or unenforceable under applicable laws, and Gold Flora may be unable to have issued or registered, and unable to enforce, its intellectual property rights.

The laws and positions of intellectual property offices administering such laws regarding intellectual property rights relating to cannabis and cannabis-related products are constantly evolving, and there is uncertainty regarding which countries will permit the filing, prosecution, issuance, registration and enforcement of intellectual property rights relating to cannabis and cannabis-related products. Gold Flora's ability to obtain registered trademark protection for cannabis and cannabis-related goods and services (including hemp and hemp-related goods and services), may be limited in certain countries, including the United States, where registered federal trademark protection is currently unavailable for trademarks covering the sale of cannabis products or certain goods containing U.S. hemp-derived CBD (such as dietary supplements and foods) until the FDA provides clearer guidance on the regulation of such products. Accordingly, Gold Flora's ability to obtain intellectual property rights or enforce intellectual property rights against third-party uses of similar trademarks may be limited.

Moreover, in any infringement proceeding, some or all of Gold Flora's current or future trademarks, patents or other intellectual property rights or other proprietary know-how, or arrangements or agreements seeking to protect the same for Gold Flora's benefit, may be found invalid, unenforceable, anti-competitive or not infringed. An adverse result in any litigation or defense proceedings could put one or more of Gold Flora's current or future trademarks, patents or other intellectual property rights at risk of being invalidated or interpreted narrowly and could put existing intellectual property applications at risk of not being issued. Any or all of these events could materially and adversely affect Gold Flora's business, financial condition and results of operations.

Gold Flora may be subject to allegations that it is in violation of third-party intellectual property rights, and Gold Flora may be found to infringe third-party intellectual property rights, possibly without the ability to obtain licenses necessary to use such third-party intellectual property rights.

Other parties may claim that Gold Flora's products infringe on their intellectual property rights, including with respect to patents, and Gold Flora's operation of its business, including its development, manufacture and sale of its goods and services, may be found to infringe third-party intellectual property rights. There is a risk that Gold Flora is infringing the proprietary rights of third parties because numerous United States and foreign issued patents and pending patent applications, which are owned by third parties, exist in the fields that are the focus of Gold Flora's business, and which may cover the development, manufacturing, sale or use of Gold Flora's products, processes or other aspects of its business operations. Others might have been the first to make the inventions covered by each of its pending patent applications and/or might have been the first to file patent applications for these inventions. In addition, because patent applications take many months to publish and patent applications can take many years to issue, there may be currently pending applications, unknown to Gold Flora, which may later result in issued patents that cover the production, manufacture, synthesis, commercialization, formulation or use of Gold Flora's products. As a result, there may be currently pending patent applications, some of which may still be confidential, that may later result in issued patents that Gold Flora's products or processes may infringe. In addition, the production, manufacture, synthesis, commercialization, formulation or use of Gold Flora's products may infringe existing patents of which Gold Flora is not aware. In addition, third parties may obtain patents in the future and claim that use of Gold Flora's inventions, trade secrets, technical know-how and proprietary information, or the manufacture, use or sale of its products infringes upon those patents. Third parties may also claim that Gold Flora's use of its trademarks infringes upon their trademark rights.

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Defending itself against third-party claims, including litigation in particular, would be costly and time consuming and would divert management's attention from its business, which could lead to delays in Gold Flora's development or commercialization efforts. Such claims, whether or not meritorious, may result in the expenditure of significant financial and managerial resources, legal fees, result in injunctions, temporary restraining orders, other equitable relief, and/or require the payment of damages, any or all of which may have an adverse impact on Gold Flora's business. If third parties are successful in their claims, Gold Flora might have to pay substantial damages or take other actions that are adverse to Gold Flora's business. In addition, Gold Flora may need to obtain licenses from third parties who allege that Gold Flora has infringed on their lawful rights. Such licenses may not be available on terms acceptable to Gold Flora, and Gold Flora may be unable to obtain any licenses or other necessary or useful rights under third-party intellectual property.

Gold Flora may be subject to the risks associated with fraudulent or illegal activity by its employees, contractors and consultants.

Gold Flora is exposed to the risk that its employees, independent contractors and consultants may engage in fraudulent or other illegal activity. Misconduct by these parties could include intentional, reckless and/or negligent unauthorized conduct that violates: (i) government regulations, including regulations of the DCC; (ii) manufacturing standards; (iii) federal, state and provincial healthcare fraud and abuse laws and regulations; (iv) laws that require the true, complete and accurate reporting of financial information or data; or (v) contractual arrangements, including confidentiality requirements. It may not always be possible for Gold Flora to identify and deter misconduct by its employees and other third parties, and the precautions taken by Gold Flora to detect and prevent this activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting Gold Flora from governmental investigations or other actions or lawsuits stemming from a failure to be in compliance with applicable laws or regulations or contractual requirements. If any such actions are instituted against Gold Flora, and it is not successful in defending itself or asserting its rights, those actions could have a significant impact on Gold Flora's business, including the imposition of civil, criminal and administrative penalties, damages, monetary fines, contractual damages, reputational harm, diminished profits and future earnings, and curtailment of Gold Flora's operations, any of which could have a material adverse effect on Gold Flora's business, financial condition, results of operations or prospects.

Gold Flora may be subject to risks related to high bonding and insurance coverage.

There is a risk that a greater number of state regulatory agencies will begin requiring entities engaged in certain aspects of the business or industry of legal cannabis to post a bond or significant fees when, for example, applying for a dispensary license or renewal as a guarantee of payment of sales and franchise tax. Gold Flora is not able to quantify at this time the potential scope for such bonds or fees in the states in which it currently or may in the future operate. Any bonds or fees of material amounts could have a negative impact on the ultimate success of Gold Flora's business. Gold Flora's business is subject to a number of risks and hazards generally, including adverse environmental conditions (such as droughts), accidents, labor disputes and changes in the regulatory environment. Such occurrences could result in damage to assets, personal injury or death, environmental damage, delays in operations, monetary losses and possible legal liability. Although Gold Flora maintains insurance to protect against certain risks in such amounts as it considers to be reasonable, insurance does not cover all the potential risks associated with its operations. Gold Flora may also be unable to maintain insurance to cover these risks at economically feasible premiums. Insurance coverage may not continue to be available or may not be adequate to cover any resulting liability. Moreover, insurance against risks such as environmental pollution or other hazards encountered in the operations of Gold Flora is not generally available on acceptable terms. Gold Flora might also become subject to liability for pollution, fire, explosion or other hazards which it may not be insured against or which Gold Flora may elect not to insure against because of premium costs or other reasons. Losses from these events may cause Gold Flora to incur significant costs that could have a material adverse effect upon its business, results of operations, financial condition or prospects.

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Global financial conditions and future economic shocks may impair Gold Flora's financial condition.

Future economic shocks may be precipitated by a number of causes, including a rise in the price of oil, geopolitical instability, pandemics or outbreaks of new infectious diseases or viruses and natural disasters. Any sudden or rapid destabilization of global economic conditions, including the recent bank failures, could impact Gold Flora's ability to obtain equity or debt financing in the future on terms favorable to Gold Flora. Additionally, any such occurrence could cause decreases in asset values that are deemed to be other than temporary, which may result in impairment losses. In such an event, Gold Flora's operations and financial condition could be adversely impacted.

Furthermore, general market, political and economic conditions, including, for example, inflation, interest and currency exchange rates, structural changes in the cannabis industry, supply and demand for commodities, political developments, legislative or regulatory changes, social or labor unrest and stock market trends will affect Gold Flora's operating environment and its operating costs and profit margins and the price of its securities. Any negative events in the global economy could have a material adverse effect on Gold Flora's business, financial condition, results of operations or prospects.

Gold Flora's operations may be adversely affected by changes in the economic environment, including the rise in inflation, an economic slowdown and impacts from recent bank failures.

Gold Flora's operations could be affected by the economic environment in which it operates should the unemployment level, interest rates or inflation reach levels that influence consumer trends and, consequently, impact Gold Flora's sales and profitability.

Gold Flora has experienced inflationary impacts on key production inputs, wages and other costs of labor, equipment, services, and other business expenses. Commodity prices in particular have risen significantly over the past year. Inflation and its negative impacts could escalate in future periods.

We may not be able to include these additional costs in the prices of the products we sell. As a result, inflation may have a material adverse effect on our results of operations and financial condition.

Management of growth may prove to be difficult.

Gold Flora may be subject to growth-related risks including capacity constraints and pressure on its internal systems and controls. The ability of Gold Flora to manage growth effectively will require it to continue to implement and improve its operational and financial systems and to expand, train and manage its employee base. The inability of Gold Flora to deal with this growth may have a material adverse effect on Gold Flora's business, financial condition, results of operations or prospects.

Gold Flora may be subject to international or additional state regulatory risks.

While Gold Flora currently has no plans to expand internationally, it may in the future and, as a result, it would become further subject to the laws and regulations of (as well as international treaties among) the foreign jurisdictions in which it operates or imports or exports products or materials. In addition, Gold Flora may avail itself of proposed legislative changes in certain jurisdictions to expand its product portfolio outside of the state of California, which expansion may include business and regulatory compliance risks as yet undetermined. Failure by Gold Flora to comply with the current or evolving regulatory framework in any jurisdiction could have a material adverse effect on Gold Flora's business, financial condition and results of operations. There is the possibility that any such international jurisdiction or state could determine that Gold Flora was not or is not compliant with applicable local regulations. If Gold Flora's sales or operations were found to be in violation of such international regulations Gold Flora may be subject to enforcement actions in such jurisdictions including, but not limited to civil and criminal penalties, damages, fines, the curtailment or restructuring of Gold Flora's operations or asset seizures and the denial of regulatory applications.

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Gold Flora's officers and managers may be engaged in other business ventures resulting in conflicts of interest.

Certain of Gold Flora's officers and its manager are, and may continue to be, or may become, involved in other business ventures through their direct and indirect participation in, among other things, corporations, partnerships and joint ventures, that are or may become competitors of the products and services Gold Flora provides or intends to provide. Situations may arise in connection with potential acquisitions or opportunities where the other interests of these directors and officers conflict with or diverge from Gold Flora's interests. In accordance with applicable law, officers and managers who have a material interest in a contract or transaction or a proposed contract or transaction with Gold Flora are required, subject to certain exceptions, to disclose that interest and generally abstain from voting on any resolution to approve the transaction. In addition, the directors and officers are required to act honestly and in good faith with a view to Gold Flora's best interests.

However, in conflict of interest situations, Gold Flora's managers and officers may owe the same duty to another company and will need to balance their competing interests with their duties to Gold Flora. Circumstances (including with respect to future corporate opportunities) may arise that may be resolved in a manner that is unfavorable to Gold Flora.

Certain remedies may be limited to Gold Flora.

Gold Flora's governing documents may provide that the liability of its managers and its officers is eliminated to the fullest extent permitted under the laws of the State of California. Thus, Gold Flora and its members may be prevented from recovering damages for certain alleged errors or omissions made by its managers and its officers. Gold Flora's governing documents provide that Gold Flora will, to the fullest extent permitted by law, indemnify its manager (and former managers) for certain liabilities incurred by them by virtue of their acts on behalf of Gold Flora. Gold Flora may also indemnify its officers, subject to restrictions under applicable California law.

Changes in accounting standards and subjective assumptions, estimates and judgments by management related to complex accounting matters could significantly affect Gold Flora's reported financial results or financial condition.

Generally accepted accounting principles and related accounting pronouncements, implementation guidelines and interpretations with regard to a wide range of matters that are relevant to Gold Flora's business, including but not limited to revenue recognition, impairment of goodwill and intangible assets, inventory, income taxes and litigation, are highly complex and involve many subjective assumptions, estimates and judgments. Changes in these rules or their interpretation, or changes in underlying assumptions, estimates or judgments, could significantly change Gold Flora's reported financial performance or financial condition in accordance with generally accepted accounting principles.

Promoters

Laurie Holcomb, a resident of United States, may be considered a promoter of Gold Flora within the meaning of Canadian securities legislation. As at the date of this Circular, Ms. Holcomb beneficially owns, controls or directs, directly or indirectly, 34,129,000 Class B Units of Gold Flora representing approximately 59.3% of the membership interest of Gold Flora, on an undiluted basis. See "Executive Officers and Manager" and "Principal Securityholders".

Interests of Management and Others in Material Transactions

Except as described elsewhere in this Circular, there is no material interest, direct or indirect, of: (i) any manager or executive officer of Gold Flora; (ii) any person or company that beneficially owns, or controls or directs, directly or indirectly, more than a 10% membership interest in Gold Flora; or (iii) any affiliate of the persons or companies referred to above in (i) or (ii), in any transaction within the three years before the date of this Circular that has materially affected or is reasonably expected to materially affect Gold Flora.

Except as described elsewhere in this Circular, there is no material interest, direct or indirect, of: (i) any manager or executive officer of Gold Flora; (ii) any person or company that beneficially owns, or controls or directs, directly or indirectly, more than a 10% membership interest in Gold Flora; or (iii) any affiliate of the persons or companies referred to above in (i) or (ii), in any transaction within the three years before the date of this Circular that has materially affected or is reasonably expected to materially affect Gold Flora.

Laurie Holcomb, the Chief Executive Officer of Gold Flora, and her spouse control Gold Flora Capital LLC, the BlackStar entities as well as MasterCraft Homes.

Laurie Holcomb acts as the director and an executive officer of GF Investco and GF Investco2, entities created by Gold Flora to facilitate investments by offshore investors that do not wish to directly hold securities in a limited liability company.  GF Investco and GF Investco2 both hold 8% convertible debentures of Gold Flora.  The interest payments relate to the convertible debentures.  The interests payments, net of tax payments, are dividended to the shareholders of GF Investco and GF Investco2.

BSC provides general contracting services to multiple third party companies.  They are licensed general contractors in the state of California.   BSC was the general contractor and provided construction services for the build-out of the facilities in Desert Hot Springs, and the dispensaries in Long Beach, Corona, and Costa Mesa.  Their services include architectural drawings, environmental clearances, local and state permitting and construction of the core and shell and tenant improvements of the buildings.

BlackStar Financial Inc. holds a real estate broker license in the state of California and provides real estate finance, land acquisition, consulting, management and administrative support services and has paid some expenses related to the build-out of facilities.

Through October 15, 2021, Gold Flora’s subsidiaries had several finance leases related to a property in Desert Hot Springs, California that was owned by BlackStar Industrial Properties LLC, an entity that is under common control.  Effective, October 15, 2021, BlackStar Industrial Properties LLC sold the property to a third-party, and Gold Flora, LLC entered into a finance lease agreement with the third-party that purchased the property.

MasterCraft Homes Group LLC provides administrative support services and entitlement work on raw land parcels in California and has paid some expenses related to the build-out of facilities.

GF5630 Partners LLC owns and manages the real estate for the King’s Crew dispensary in Long Beach. Rent is paid to GF5630 from Gold Flora Capital LLC.

Gold Flora Capital invested in the June 2019 offering of debenture units, and holds 8% convertible debentures due December 31, 2023 in the principal amount of $220,000.  The terms of those debentures were negotiated with the placement agents on an arms-length basis.

Gold Flora entered into a promissory note with Skyfall Partners, LLC, an entity majority owned by a member of Gold Flora, dated December 31, 2020, in the principal amount of $420,000 which matured on December 22, 2021 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity. The note was amended to extend the maturity date to April 22, 2023.

Gold Flora entered into a promissory note with BlackStar Capital Partners, LLC, an entity majority owned by a member of Gold Flora, dated December 15, 2021 in the principal amount of $1,300,000, which matures on June 14, 2023 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity.

Gold Flora entered into a promissory note with BlackStar Capital Partners, LLC, an entity majority owned by a member of Gold Flora, dated June 6, 2022 in the principal amount of $285,000, which matures on June 5, 2023 and  bears interest at an interest rate of 10% with principal and unpaid interest due at maturity.

Gold Flora leases certain of its real property from BSIP. Laurie Holcomb, the Chief Executive Officer of Gold Flora, is also the President of BSIP. Laurie owns 55% of the BSIP membership interests and is the controlling managing member.

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Material Contracts

The following material contracts have been entered into by Gold Flora or its subsidiaries since the beginning of the last financial year of Gold Flora ending before the date hereof, or before the beginning of the last financial year of Gold Flora ending before the date hereof if the material contract is still in effect, other than a material contract entered into in the ordinary course of business:

1.

Asset Contribution Agreement dated January 11, 2021 among Stately Capital Corporation and Stately Brands U.S. Corp. (together, the "Contributor") and Gold Flora, pursuant to which the Contributor contributed certain assets to Gold Flora in exchange for consideration of 8,694,421 Class C Units of Gold Flora and a warrant to purchase 2,741,359 Class C Units of Gold Flora.

2.

Acquisition Agreement dated September 30, 2021, as amended, among Gold Flora Acquisition Fund LLC, Gold Flora and the transferors named therein, pursuant to which, among other things, Gold Flora Acquisition Fund 1 LLC acquired all of the issued and outstanding capital stock of Hollister and of Seaside in exchange for consideration of $29,421,653 as further described therein (the "HLC Acquisition").

3.

Option Agreement dated September 30, 2021 among Salvatore Thomas Palma and DJSTP-NV, LLC as optionors, and Gold Flora as optionee, pursuant to which, among other things, Gold Flora has the option to purchase from the optionors all of the shares in the capital stock of HLC Greenfield, Inc. and HLC Monterey, Inc. in exchange for the consideration therein described (the "Option Agreement").

4.

Secured Promissory Note dated September 30, 2021, pursuant to which, in connection with the HLC Acquisition, Gold Flora promises to pay the holders thereof an aggregate principal amount of $10,591,795.08, which accrues interest at a rate of 6% per annum for the first 24 months of the term, 7% per annum for month 25 through and including month 36 of the term and 8% per annum for month 37 through and including month 48 of the term, until the maturity date, being 48 months from the date of the note.

5.

Equity Right Agreement dated October 28, 2021, as amended, pursuant to which the holders thereof are entitled to receive Class C Units of Gold Flora on the terms and conditions described therein in connection with the HLC Acquisition.

6.

Acquisition Agreement for the Airfield Acquisition dated December 31, 2021 among Gold Flora Acquisition Fund 1 LLC, Gold Flora LLC, Marc Matulich, Christopher Lane, Ambassador Assets, LLC, Captain Kirk Services, Inc. and Runway Services, Inc., pursuant to which, among other things, Gold Flora Acquisition Fund 1 LLC acquired all of the issued and outstanding capital stock of Captain Kirk Services, Inc. and of Runway Services, Inc. in exchange for $30,000,000 and certain earn-out payments described therein.

7.

Guarantee dated December 31, 2021 given by Gold Flora in favour of the secured parties named therein, pursuant to which Gold Flora guarantees certain obligations of its subsidiary, Gold Flora Acquisition Fund 1 LLC in connection with the Airfield Acquisition.

8.

Promissory Note dated December 31, 2021, pursuant to which Gold Flora Acquisition Fund 1 LLC promises to pay Ambassador Assets, LLC an aggregate principal amount of $9,990,000, which accrues interest at a rate of 8% per annum for a term of 48 months in connection with the Airfield Acquisition.

9.

Guarantee dated December 31, 2021 given by Gold Flora in favour of Ambassador Assets, LLC, pursuant to which Gold Flora guarantees the payment of the promissory note issued by its subsidiary, Gold Flora Acquisition Fund 1 LLC, in connection with the Airfield Acquisition.

10.	Promissory note dated June 6, 2022 with BlackStar Capital Partners, LLC in the principal amount of $285,000, which matures on June 5, 2023 and bears interest at an interest rate of 10%.

11.	Debentures Due December 2023 with an outstanding principal balance of $6,205,000.

12.	Debentures Due September 2023 with an outstanding principal balance of $9,213,000.

13.	Debentures Due February 2024 with an outstanding principal balance of $12,930,000.

14.	Higher Level Financing Debentures with an outstanding principal balance of $9,020,000.

15.	Airfield Financing Debentures with an outstanding principal balance of $11,110,000.

16.	Equipment Finance Agreement for Existing Equipment 2022-20 Terms and Conditions by and between Black Lion Farms, LLC and Sweet Leaf Madison Capital, LLC dated December 14, 2022.

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Independent Auditors

Macias, Gini and O'Connell LLP ("MGO"), located at Irvine, California, are the independent registered public accounting firm and auditors of Gold Flora. The Audited Annual Financial Statements of Gold Flora attached hereto as Appendix F-II, have been audited by MGO, independent auditors, as stated in their report appearing therein.

Gold Flora Reorganization

Before and after the Arrangement and Domestication, Gold Flora and its related entities will undertake a series of transactions pursuant to which Gold Flora will become a wholly-owned subsidiary of the Resulting Issuer.  These steps are also referred to as the Gold Flora Reorganization.

For purposes of this section, the following definitions are used:

“Concurrent Financing” means the private placement of Class C Units pursuant to the subscription agreement entered into by TPCO US Holding LLC, a wholly-owned subsidiary of TPCO, and Gold Flora for aggregate gross proceeds to Gold Flora of approximately US$20,000,001 effective on the Arrangement Effective Date immediately following the Gold Flora  Merger.

"December 2023 Debentures" means the 8.0% unsecured convertible debentures in the principal amount of $6,205,000 issued by Gold Flora to the holders thereof due on December 31, 2023.

"Equity Incentive Plan" means the profits interest units granted pursuant to the Gold Flora operating agreement.

"Equity Rights Agreement" means the Equity Right Agreement between Gold Flora, LLC and MSAA Holy LLC, VC Hollister, LLC, J Smith Holdings LLC, Smith Irrevocable Trust of 2021 and Justin Simensky dated October 28, 2021. This was entered into in connection with the Higher Level acquisition.

"February 2024 Debentures" means the 8.0% unsecured convertible debentures in the principal amount of $12,930,500 issued by Gold Flora to the holders thereof due on February 24, 2024.

“GFI” means GF Investco Inc., a Nevada corporation established in connection with a June 2019 private placement of debentures and warrants.

“GFI2” means GF Investco2 Inc., a Nevada corporation established in connection with a February 2021 private placement of debentures and warrants.

"Gold Flora Converting Debentures" means, collectively, (i) the December 2023 Debentures, (ii) the February 2023 Debentures and (iii) the September 2023 Debentures.

"Liquidity Event" means a "Liquidity Event" as defined in the instruments evidencing the Gold Flora Converting Debentures.  The Business Combination combined with the $20 million subscription by TPCO in Gold Flora constitutes a Liquidity Event.

"Securities Purchase Agreements" means, collectively, (i) the Securities Purchase Agreement dated as of November 5, 2021 by and between Gold Flora, LLC and Hadron GF Holdco, Inc. and (ii) the Securities Purchase Agreement dated as of February 2, 2022 by and between Gold Flora, LLC and Hadron GF Holdco, Inc.

"September 2023 Debentures" means the 8.0% unsecured convertible debentures in the principal amount of $9,213,000 issued by Gold Flora to the holders thereof due on September 30, 2023

F-58

The Gold Flora Reorganization consists of the following steps (in chronological order):

Immediately prior to the completion of the Liquidity Event, the Arrangement and the Domestication

Acquisition Financial Investor and Gold Flora will amend and restate the Higher Level Financing Debenture and Airfield Financing Debentures. Additionally, pursuant to the support agreement signed by Acquisition Financial Investor with respect to GFI and GFI2 securities, Gold Flora will issue to Acquisition Financial Investor 2.5 million Class C. Units. Gold Flora will also issue 22,900 Class C Units to a third party in settlement of outstanding obligations. Stately will be issued 811,479 Class C Units pursuant to the Asset Contribution Agreement between Stately Brands U.S. Corp., Stately Capital Corporation and Gold Flora, LLC dated January 11, 2021. Then the issuance of Class C or Class D Units to holders of Class B Units in satisfaction of the 8% preferred return under the terms of the Operating Agreement (calculated as of June 30, 2023) will take place.

Pursuant to the terms of the September 2023, Debentures, the principal amount of the September 2023 Debentures, being $9,213,000, shall convert into 8,189,333 Class C Gold Flora Membership Units at the Conversion Price (as defined in the September 2023 Debentures) equaling $1.125 per class C Gold Flora Membership Unit. The 8,189,333 Class C Gold Flora Membership Units shall be issued to the holders of the September 2023 debentures. The additional PIK interest accrued from June 14, 2022 calculated at a rate of 6% per annum, being $577,348, shall convert into 513,198 Class C Gold Flora Membership Units at the Conversion Price (as defined by the September 2023 Debentures) equaling $1.125 per Class C Gold Flora Membership Unit. The 513,198 Class C Gold Flora Membership Unit shall be issued to the holders of the September 2023 Debentures. The interest accrued from the date of the original issuance of the Original 2022 Debentures (as defined in the September 2023 Debentures) calculated at a rate of 8% per annum shall be paid in cash to the holders of the September 2023 Debentures.

Pursuant to the terms of the December 2023 Debentures, the principal amount of the December 2023 Debentures, being $6,205,000, shall convert into 5,515,556 Class C Gold Flora Membership Units at the Conversion Price (as defined the December 2023 Debentures) equaling $1.125 per Class C Gold Flora Membership Unit. The 5,515,556 Class C Gold Flora Membership Units shall be issued to the holders of the December 2023 Debentures. Additionally, the interest accrued from the date of each December 2023 Debentures calculated at a rate of 8% per annum shall be paid in cash to the holders of the December 2023 Debentures.

Pursuant to the terms of the February 2024 Debentures, the principal amount of the February 2024 Debentures, being $12,930,00, shall convert into 11,493,333 Class C Gold Flora Membership Units at the Conversion Price (as defined the February 2024 Debentures) equaling $1.125 per Class C Gold Flora Membership Unit. The 11,493,333 Class C Gold Flora Membership Units shall be issued to the holders of the February 2024 Debentures. The interest accrued from the date of each February 2024 Debentures calculated at a rate of 8% per annum shall be paid in cash to the holders of the February 2024 Debentures.

Pursuant to the terms of the Equity Rights Agreement and the Gold Flora Equity Right, an aggregate of $11,121,384.83 shall convert into 4,448,553 Class C Gold Flora Membership Units at the Conversion Price (as defined in the Equity Rights Agreement) equaling $2.50 per Class C Gold Flora Membership Unit. The 4,448,553 Class C Gold Flora Membership Units shall be issued to the holders of the Gold Flora Equity Right.

Following the Arrangement Effective Time and the Domestication

GFI shall complete the transactions contemplated in the GFI Merger Agreement pursuant to which a merger subsidiary owned by Newco will merge with and into GFI with GFI surviving such merger and the separate legal existence of the merger subsidiary ceasing for all purposes and pursuant to which the shareholders of GFI will exchange all of their shares of GFI for 16,811,817 common stock of the Resulting Issuer, such number providing for an exchange ratio of 1,417.8812. GFI2 shall complete the transactions contemplated in the GFI2 Merger Agreement pursuant to which a merger subsidiary owned by Newco will merge with and into GFI2 with GFI2 surviving such merger and the separate legal existence of the merger subsidiary ceasing for all purposes and pursuant to which the shareholders of GFI2 will exchange all of their shares of GFI2 for 12,615,886 common stock of the Resulting Issuer, such number providing for an exchange ratio of 1,355.6723. The warrants to purchase Class B shares of GFI2 will be exchanged for warrants to purchase 6,823,301 shares of common stock of the Resulting Issuer.

Pursuant to the Equity Incentive Plan, the 4,360,535 issued, outstanding and vested profits interest units of Gold Flora LLC will be converted into an equal number of Class E Gold Flora LLC Membership Units. Gold Flora, US Merger Sub and Newco shall complete the transactions contemplated by the Agreement and Plan of Merger pursuant to which US Merger Sub will merge with and into Gold Flora, with Gold Flora as the surviving entity, whereby the members of Gold Flora LLC will exchange each Gold Flora LLC membership unit for 1.5233 shares of common stock of the Resulting Issuer. Pursuant to the Gold Flora Merger, the warrants issued by Gold Flora are assumed by the Resulting Issuer and become warrants to purchase shares of common stock of the Resulting Issuer.

Finally, TPCO or its affiliates and Gold Flora shall complete the Concurrent Financing, and Gold Flora will provide notice to holders of Gold Flora Warrants of the number and type of securities subject to the Gold Flora Warrants as well as the exercise price of the Gold Flora Warrants and the Expiry Date.

F-59

APPENDIX F-2

FINANCIAL STATEMENTS OF GOLD FLORA

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Years Ended December 31, 2021 and 2022

Years Ended December 31, 2020 and 2021

F-2-1

Gold Flora, LLC

Consolidated Financial Statements

As of and for the years ended December 31, 2022 and 2021

F-2-2

Report of Independent Registered Public Accounting Firm

To the Members Gold Flora, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Gold Flora, LLC (the “Company”) as of December 31, 2022 and 2021, and the related consolidated statements of operations, members’ deficit, and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has an accumulated deficit, recurring losses, net liability position and negative cash flows from operations indicated by historical financial statements. It appears these principal conditions or events, considered in the aggregate, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on the entity’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Macias, Gini, and O’Connell LLP

We have served as the Company's auditor since 2021 Irvine, California

April 19, 2023

PCAOB ID: 324

Macias Gini & O’Connell LLP 111 Pacifica Suite 300 Irvine, CA 92618	www.mgocpa.com

F-2-3

Gold Flora, LLC

Consolidated Balance Sheets

As of December 31, 2022 and 2021

	2022	2021

ASSETS

Current Assets:
Cash and Cash Equivalents	$5,217,071	$17,455,239
Accounts Receivable, Net	2,186,516	1,802,937
Inventory	7,819,652	10,791,232
Notes Receivable	47,502	1,743,870
Prepaid Expenses and Other Current Assets	4,399,336	4,225,894

Total Current Assets	19,670,077	36,019,172

Non-Current Assets:
Property and Equipment, Net	25,979,812	21,588,507
Finance Lease Asset	52,172,257	53,156,797
Intangible Assets, Net	37,782,500	40,890,417
Goodwill	11,067,896	11,067,896
Operating Lease Right-of-Use Assets	9,907,085	10,391,605
Deposits	5,346,137	2,788,643

Total Non-Current Assets	142,255,687	139,883,865

TOTAL ASSETS	$161,925,764	$175,903,037

LIABILITIES AND MEMBERS’ DEFICIT

LIABILITIES:
Current Liabilities:
Accounts Payable and Accrued Liabilities	$13,220,354	$16,961,772
Current Portion of Acquisition Payable	-	10,111,359
Accrued Interest	2,929,075	1,580,159
Taxes Payable	4,830,803	3,359,114
Due to Related Party	2,005,000	1,720,000
Current Portion of Notes Payable	13,846,582	5,526,254
Current Portion of Convertible Notes Payable	15,718,424	-
Current Portion of Operating Lease Liabilities	468,564	430,229
Current Portion of Finance Lease Liabilities	161,008	104,277

Total Current Liabilities	53,179,810	39,793,164

Non-Current Liabilities:
Notes Payable, Net of Current Portion	17,672,223	21,086,373
Convertible Notes Payable, Net of Current Portion	27,819,721	29,707,862
Acquisition Payable, Net of Current Portion	-	13,592,000
Operating Lease Liabilities, Net of Current Portion	9,687,727	10,257,974
Finance Lease Liabilities, Net of Current Portion	68,273,899	58,302,653
Preferred Distributions Payable	7,728,179	6,126,884
Deferred Tax Liability	1,124,089	432,021
Security Deposits	20,000	20,000

Total Non-Current Liabilities	132,325,838	139,525,767

TOTAL LIABILITIES	185,505,648	179,318,931

COMMITMENTS AND CONTINGENCIES

MEMBERS' DEFICIT
Member's Equity	43,634,430	40,674,409
Accumulated Deficit	(67,388,105)	(44,463,327)
TOTAL MEMBERS' DEFICIT ATTRIBUTABLE TO THE COMPANY	(23,753,675)	(3,788,918)
Non-Controlling Interest	173,791	373,024

TOTAL MEMBERS' DEFICIT	(23,579,884)	(3,415,894)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$161,925,764	$175,903,037

The accompanying notes are an integral part of these Consolidated Financial Statements.

F-2-4

Gold Flora, LLC

Consolidated Statements of Operations

For the Years Ended December 31, 2022 and 2021

	2022		2021

Revenues, net	$65,659,143		$24,422,303
Cost of Goods Sold	49,965,641		22,292,474

Gross Profit	15,693,502		2,129,829

Operating Expenses:
Selling, General, and Administrative	26,110,317		8,192,047
Change in Fair Value of Earnout Liability	(13,592,000)		-

Total Operating Expenses	12,518,317		8,192,047

Operating Income (Loss)	3,175,185		(6,062,218)

Other Expense:
Interest Expense, Net	20,706,477		9,188,481
Other Expense (Income)	(1,270,158)		141,019

Net Loss Before Income Taxes	(16,261,134)		(15,391,718)

Income Taxes	(5,261,582)		(215,946)

Net Loss	(21,522,716	) )	(15,607,664)

Net Loss Attributable to Non-Controlling Interest	(199,233)		(108,466)

Net Loss Attributable to Gold Flora, LLC.	$(21,323,483)		$(15,499,198)

Dividend on Preferred Stock	$(1,601,295)		$(1,568,947)

Net Loss Attributable to Gold Flora, LLC.	$(22,924,778)		$(17,068,145)

Net Loss Per Member Unit	$(0.37)		$(0.30)

Weighted Average Number of Units Outstanding	62,043,874		56,661,789

The accompanying notes are an integral part of these Consolidated Financial Statements.

F-2-5

Gold Flora, LLC

Consolidated Statements of Changes in Members’ Deficit

For the Years Ended December 31, 2022 and 2021

	Number of Units						Total Members' Deficit
	Class B		Class C	Class E			Attributable	Non-	Total
	Founder Units	Investor Units	Investor Units	Participation Units	Members' Capital	Accumulated Deficit	to Gold Flora LLC	controlling Interest	Members' Deficit

BALANCE AS OF DECEMBER 31, 2020	34,129,000	9,871,000	-	3,749,544	$11,576,292	$(27,395,182)	$(15,818,890)	$481,490	$(15,337,400)

Distributions	-	-	-	-	(29,513)	-	(29,513)	-	(29,513)
Contributions	-	-	-	-	5,700,743	-	5,700,743		5,700,743
Equity Component of Convertible Debt	-	-	-	-	4,436,587	-	4,436,587		4,436,587
Accrued Preferred Distribution to Members	-	-	-	-	-	(1,568,947)	(1,568,947)	-	(1,568,947)
Fair Value of Equity Issued for Asset Acquisition, net of costs	-	-	8,694,421	-	8,314,456	-	8,314,456		8,314,456
Fair Value of Equity Issued for Business Combinations	-	-	4,008,000	-	10,093,520	-	10,093,520	-	10,093,520
Share Based Compensation	-	-	-	600,000	582,324	-	582,324	-	582,324
Net Loss	-	-	-	-	-	(15,499,198)	(15,499,198)	(108,466)	(15,607,664)

BALANCE AS OF DECEMBER 31, 2021	34,129,000	9,871,000	12,702,421	4,349,544	$40,674,409	$(44,463,327)	$(3,788,918)	$373,024	$(3,415,894)

Contributions	-	-	-	-	47,918	-	47,918	-	47,918
Equity Component of Convertible Debt	-	-	-	-	1,920,500	-	1,920,500		1,920,500
Accrued Preferred Distribution to Members	-	-	-	-	-	(1,601,295)	(1,601,295)	-	(1,601,295)
Shares issued for Stately Penalty - Relief of Liability	-	-	869,442	-	599,915	-	599,915	-	599,915
Share Based Compensation	-	-	-	310,000	391,688	-	391,688	-	391,688
Net Loss	-	-	-	-	-	(21,323,483)	(21,323,483)	(199,233)	(21,522,716)

BALANCE AS OF DECEMBER 31, 2022	34,129,000	9,871,000	13,571,863	4,659,544	$43,634,430	$(67,388,105)	$(23,753,675)	$173,791	$(23,579,884)

The accompanying notes are an integral part of these Consolidated Financial Statements.

F-2-6

Gold Flora, LLC

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2022 and 2021

	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(21,522,716)	$(15,607,664)
Adjustments to Reconcile Net Loss to Net Cash Used In Operating Activities:
Depreciation and Amortization	8,406,297	1,849,074
Noncash Operating Lease Expense	(47,392)	199,102
Noncash Interest Expense on Finance Leases Added to Principal	3,529,807	1,589,692
Noncash Interest Expense on Convertible Debentures Added to Principal	300,924	-
Change in Fair Value of Earnout Liability	(13,592,000)	-
Deferred Income Taxes	692,068	-
Reserve for Inventory	428,014	-
Debt Discount Amortization	460,322	578,858
Debt Issue Cost Amortization	5,151,380	3,366,362
Share-Based Compensation	391,688	582,324
Bad Debt Expense	373,419	175,683
Change in Operating Assets and Liabilities:
Accounts Receivable	(756,998)	(569,218)
Prepaid Expenses and Other Current Assets	(173,441)	(2,754,090)
Security Deposits	(2,557,494)	(1,769,566)
Inventory	2,543,566	(1,379,508)
Accounts Payable and Accrued Liabilities	(1,590,278)	3,398,190
Accrued Interest and Taxes Payable	2,820,605	1,155,601

NET CASH USED IN OPERATING ACTIVITIES	(15,142,229)	(9,185,159)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash Paid for Acquisitions, Net of Cash Acquired	-	(2,056,182)
Cash Received from Asset Purchase	-	7,102,441
Receipt of Cash from Notes Receivable	192,642	993,634
Issuance of Notes Receivable	(47,499)	-
Purchase of Property and Equipment and Construction Costs	(7,726,923)	(7,556,208)

NET CASH USED IN INVESTING ACTIVITIES	(7,581,780)	(1,516,315)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Convertible Notes, Net of Issue Costs	10,300,000	18,737,330
Proceeds from Related Party Loan	285,000	1,300,000
Repayment of Notes	-	(75,078)
Proceeds from Notes	4,444,335	460,436
Principal Repayments of Finance Lease Liability	(304,275)	(351,921)
Payment of Acquisition Payable	(10,111,359)	-
Contributions	47,918	3,000,000
Distributions	-	(29,513)
Lease Incentive Payments Received	5,824,222	2,736,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	10,485,841	25,777,254

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(12,238,168)	15,075,780
Cash and Cash Equivalents, Beginning of Year	17,455,239	2,379,459

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,217,071	$17,455,239

SUPPLEMENTAL DISCLOSURE FOR CASH FLOW INFORMATION:
Cash Paid for Interest	$13,627,324	$4,295,822
Cash Paid for Taxes	$5,261,582	$215,946

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Obtaining Property and Equipment in Exchange for Finance Lease Liabilities	$4,883,723	$51,000,000
Members Contribution - Lease Derecognition	$-	$2,700,743
Reduction in Lease Liability and Right-of-Use Asset Due to Lease Modification	$3,905,500	$-
Notes Receivable Offset with Accrued Expense	$1,551,225	$-
Equity Issued to offset Accrued Expense	$599,915	$-
Equity Component of Convertible Debt	$1,920,500	$4,436,587
Accretion of Dividends Payable	$1,601,295	$1,568,947
Equity Interest Issued for Business Combination	$-	$10,093,520
Notes Payable and Other Liabilities Issued for Business Combination	$-	$44,878,091
Fair Value of LLC Units and Warrants issued for Non-Cash Asset Purchase	$-	$1,212,015

The accompanying notes are an integral part of these Consolidated Financial Statements

F-2-7

Gold Flora, LLC Notes to Consolidated Financial Statements

1.	NATURE OF OPERATIONS

Gold Flora, LLC (“Gold Flora” or the “Company”) is a California limited liability company that was formed on November 15, 2016 and is a vertically integrated single-state operator that, through various subsidiaries, has cultivation, manufacturing, distribution and retail operations in California. While the nature of the Company’s operations is legalized and approved by the State of California, it is considered to be an illegal activity under the Controlled Substances Act of the United States of America (the “CSA”). Accordingly, certain additional risks and uncertainties are present as discussed in the following notes.

On October 1, 2019, the Company and GF Distribution LLC, a subsidiary, entered into an asset purchase and contribution agreement to purchase substantially all assets of Shelf Life Inc. (“SLI”). SLI sold its assets to GF Distribution in exchange to GF Distribution’s obligation to pay up to $5.2 million in cash and SLI contributed the goodwill related to the assets in exchange for a 3.1% membership interest in GF Distribution (represented by 31 Class B membership interests of GF Distribution LLC). The transaction closed on October 1, 2019 as evidenced by the executed Bill of Sale. The Company’s registered office is located at 3165 Red Hill Avenue, Costa Mesa, CA 92626.

On January 11, 2021, the Company entered into an asset contribution agreement to purchase substantially all assets of Stately, a Canadian based company focused on the development and acquisition of cannabis brands in the U.S. Stately contributed primarily cash and a note receivable for an aggregate total of $8,314,456, net of issuance costs. In exchange, the Company issued 8,694,421 Class C units along with a warrant to purchase 2,741,359 Class C units (See Note 6).

On September 30, 2021, the Company closed in one transaction the acquisition of Higher Level of Care Hollister, Inc. and Higher Level of Care, Seaside, Inc. (“Higher Level of Care”). Total consideration was $26,712,732 with $8,792,732 paid in cash, $7,328,000 paid via equity rights in Gold Flora LLC, and $10,592,000 paid via a secured note payable to the sellers of Higher Level of Care (See Note 5).

On December 31, 2021, the Company closed on the acquisition of Captain Kirk Services, Inc. dba Airfield Supply Co. (“Airfield”). Total consideration was $36,458,879 with $10,111,359 to be paid in cash, $2,765,520 paid via Class C units issued by Gold Flora, and $9,990,000 paid via a secured note payable to the sellers of Airfield and a potential earnout of $13,592,000 (See Note 5).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Statement of Compliance

The consolidated financial statements as of December 31, 2022 and 2021 (the “Consolidated Financial Statements”), have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Basis of Measurement

These consolidated financial statements have been prepared on the going concern basis, under the historical cost convention, except for certain financial instruments that are measured at fair value as described herein.

Going Concern

Historically, the Company’s primary source of liquidity has been its operations, capital contributions made by members and debt financing. The Company is currently meeting its current operational obligations as they become due from its current working capital and from operations. However, the Company has sustained losses since inception and may require additional capital in the future. As of and for the years ended December 31, 2022 and 2021, the Company had a total members’ deficit of $23,753,675 and $3,788,918, respectively, a net loss attributable to the Company of $22,924,778 and $17,068,145, respectively and net cash used in operating activities of $15,142,229 and $9,185,159, respectively. Because of these factors, there is substantial doubt about the Company’s ability to continue as a going concern.

As of December 31, 2022 and 2021, the accompanying consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from uncertainty related to substantial doubt about the Company’s ability to continue as a going concern.

F-2-8

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company plans to reduce operating expenses through various strategic initiatives and aggressive cost-cutting measures and raise additional debt financing if needed to help fund operations. In addition, the Company entered into a definitive business combination agreement to combine Gold Flora and TPCO Holding Corp. (“The Parent Company”) (NEO: GRAM.U) (OTCQX: GRAMF) in an all-stock merger (see Note 17, Subsequent Events, for additional information). The Company anticipates additional capital and synergies from this planned merger. However, there can be no assurance that the Company will be successful in achieving its objectives.

Functional and Presentation Currency

The Company’s functional currency, as determined by management, is the United States (“U.S.”) dollar. These consolidated financial statements are presented in U.S. dollars.

Basis of Consolidation

The consolidated financial statements for the years ended December 31, 2022 and 2021 include the accounts of the Company, its wholly-owned subsidiaries, and its partially-owned subsidiaries on a consolidated basis after elimination of intercompany transactions and balances.

The following are the Company’s wholly owned subsidiaries that are included in these consolidated financial statements as of and for the years ended December 31, 2022 and 2021:

Entity	2022	2021
Gold Flora LLC	N/A	N/A
Black Lion Farms LLC	100%	100%
Black Lion Labs LLC	100%	100%
GF Distribution LLC	97%	97%
Gold Flora Partners, LLC	100%	100%
Gold Flora Partners Costa Mesa, LLC	100%	100%
Gold Flora Partners Corona, LLC	100%	100%
Gold Flora Acquisition Fund 1, LLC	100%	100%
Higher Level of Care Seaside, Inc.	100%	100%
Higher Level of Care Hollister, Inc.	100%	100%
Captain Kirk Services, Inc.	100%	100%

Non-controlling Interests

Non-controlling interests (“NCI”) represent equity interests owned of the Company’s subsidiaries by outside parties. NCI may be initially measured at fair value or at the NCI’s proportionate share of the recognized amounts of the acquiree’s identifiable net assets. The choice of measurement is made on a transaction-by-transaction basis. Gold Flora elected to measure each NCI at its proportionate share of the recognized amounts of the acquiree’s identifiable net assets. The share of net assets attributable to NCI are presented as a component of equity. Their share of net income or loss and comprehensive income or loss is recognized directly in equity. Total comprehensive income or loss of subsidiaries is attributed to the shareholders of the Company and to the NCI, even if this results in the NCI having a deficit.

Cash and Cash Equivalents

Cash and cash equivalents include cash deposits in financial institutions, other deposits that are readily convertible into cash, with original maturities of three months or less, and cash on-hand held at the Company’s locations. The Company maintains cash balances at various U.S. banks with balances in excess of the Federal Deposit Insurance Corporation limits. The failure of a bank where the Company has significant deposits could result in a loss of a portion of such cash balances in excess of the insured limit, which could materially and adversely affect the Company’s business, financial condition and results of operations. As of December 31, 2022 and 2021, the Company has not experienced any losses with regards to its cash balances.

F-2-9

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

Accounts receivable are recorded net of an allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers and individual customer circumstances. For the years ended December 31, 2022 and 2021 the Company recorded approximately $756,000 and $403,000, respectively, in allowance for doubtful accounts and wrote off approximately $373,000 and $176,000 during each respective period.

Inventories

Inventory is comprised of raw materials, finished goods and work-in-process such as pre- harvested cannabis plants and by-products to be extracted. The costs of growing cannabis, including but not limited to labor, utilities, nutrition and supplies, are capitalized into inventory. All direct and indirect costs related to inventory are capitalized when incurred, and subsequently recorded as cost of goods sold in the consolidated statements of operations upon sale.

Raw materials and work-in-process is stated at the lower of cost or net realizable value, determined using the weighted average cost. Finished goods inventory is stated at the lower of cost or net realizable value, with cost being determined on the first-in, first-out (“FIFO”) method of accounting. Net realizable value is determined as the estimated selling price in the ordinary course of business less estimated costs to sell.

The Company periodically reviews physical inventory for excess, obsolete, and potentially impaired items and reserves. The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventory is written down to net realizable value. Packaging and supplies are initially valued at cost. The reserve estimate for excess and obsolete inventory is based on expected future use. The reserve estimates have historically been consistent with actual experience as evidenced by actual sale or disposal of the goods. As of December 31, 2022 and 2021, the Company determined that no reserve was necessary. Shipping and handling costs are recorded as a component of costs of goods sold.

Property and Equipment

Property and equipment are stated at cost, including capitalized borrowing costs, net of accumulated depreciation and impairment losses, if any. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods:

Machinery and Equipment	3 - 10 years
Furniture and Fixture	3 - 4 years
IT Equipment	2 - 3 years
Leasehold Improvements	Shorter of Lease Term or Economic Life
Vehicle	5 years

The assets’ residual values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively if appropriate. An item of equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on de-recognition of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in operations in the year the asset is derecognized.

Intangible Assets

Intangible assets with finite lives are stated at the amount initially recognized less accumulated amortization and accumulated impairment losses. Intangible assets with finite life are amortized on a straight-line basis as follows:

Tradename	5 - 20 years
Licenses	Greater of Lease term or estimated useful life
Non-Compete	2 years

The estimated useful life and amortization method are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for on a prospective basis.

F-2-10

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of an entity over the fair value of the net tangible and identifiable intangible assets acquired. Goodwill is either assigned to a specific reporting unit or allocated between reporting units based on the relative fair value of each reporting unit.

Goodwill is not subject to amortization and is tested annually for impairment, or more frequently if events or changes in circumstances indicate that they might be impaired. The Company reviews goodwill, annually, for impairment or more frequently if events or circumstances indicate that the carrying value may not be recoverable. An impaired asset is written down to its estimated fair value based on the most recent information available. The Company may elect to first perform a qualitative assessment to determine whether it is more-likely-than-not that the reporting unit’s fair value is less than its carrying value indicating the potential for goodwill impairment. If factors indicate this is the case, then a quantitative test is performed. Under the quantitative test, the Company assesses the fair values of its reporting units for goodwill testing purposes, using an income-based approach. Under the income approach, fair value is based on the present value of estimated future cash flows. The income approach is dependent on a number of factors, including forecasted revenues and expenses, appropriate discount rates and other variables. The annual impairment review utilizes the estimated fair value of the overall reporting unit and compares the estimated fair values to the carrying values as of the testing date. If the carrying value of the reporting unit exceeds the fair values with the excess being the impairment charge. No impairment charge was recognized during the year ended December 31, 2022 and 2021.

Deposits

Deposits mainly represent advance payment on purchases of property and equipment and advance payment on leased properties.

Related Parties

The Company follows Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) subtopic 850-10, “Related Party Disclosures”, for the identification of related parties and disclosure of related party transactions. Material related party transactions are required to be disclosed in the financial statements, other than compensation arrangements, expense allowances and other similar items in the ordinary course of business. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which a statement of operations is presented and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which a statement of operations is presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Convertible Notes Payable

The Company evaluates and accounts for conversion options embedded in its convertible instruments in accordance with ASC 815, “Accounting for Derivative Instruments and Hedging Activities” (“ASC 815”). ASC 815 generally provide three criteria that, if met, require companies to bifurcate conversion options from their host instruments and account for them as free-standing derivative financial instruments. These three criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not remeasured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. Professional standards also provide an exception to this rule when the embedded features meet the criteria of contracts in an entity’s own equity in ASC 815-40. The Company’s convertible notes payable met the exception described above.

F-2-11

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company accounts for convertible instruments (when it has determined that the embedded conversion options should not be bifurcated from their host instruments) in accordance ASC 470, “Accounting for Convertible Securities with Beneficial Conversion Features”, as those professional standards pertain to “Certain Convertible Instruments”. Accordingly, the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their earliest date of redemption. The Company also records when necessary deemed dividends for the intrinsic value of conversion options embedded in preferred shares based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. ASC 815 provides that generally, if an event that is not within the entity’s control could or require net cash settlement, then the contract shall be classified as an asset or a liability.

Warrants

The Company classified its warrants as either liability or equity instruments in accordance with ASC 480, “Distinguishing Liabilities from Equity” (ASC 480) and ASC 815, “Derivatives and Hedging” (ASC 815), depending on the specific terms of the warrant agreement. The fair value of all warrants issued are determined by using the Black-Scholes Option Pricing valuation technique and were assigned based on the relative fair value of financial instruments issued, debt and the warrants. All of the Company’s warrants were classified as equity instruments.

Leases

The Company accounts for its leases in accordance with ASU 2016-02, “Leases (Topic 842)” (“ASC 842”). In addition, the Company elected accounting policy elections to exclude from the consolidated balances the right-of-use (“ROU”) assets and lease liabilities related to short-term leases, which are those leases with a lease term of twelve months or less that do not include an option purchase the underlying lease asset that the Company is reasonably certain to exercise and to not separate leases and non-lease components. The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease ROU assets and accrued obligations under operating lease (current and non-current) liabilities in the Consolidated Balance Sheets. Finance lease ROU assets are included in property and equipment, net and finance lease obligations are included under finance lease (current and non-current) liabilities in the Consolidated Balance Sheets. Leases with an initial term of 12 months or less are not recorded on the Consolidated Balance Sheets and are expensed in the Consolidated Statements of Operations on the straight-line basis over the lease term.

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets are classified as a finance lease or an operating lease. A finance lease is a lease in which 1) ownership of the property transfers to the lessee by the end of the lease term; 2) the lease grants the lessee an option to purchase the underlying asset that the lessee is reasonably certain to exercise; 3) the lease is for a major part of the remaining economic life of the underlying asset; or 4) the present value of the sum of the lease payments and any residual value guaranteed by the lessee that is not already included in the lease payments equals or exceeds substantially all of the fair value; or 5) the underlying asset is of such a specialized nature that it is expected to have no alternative use to the lessor at the end of the lease term. The Company classifies a lease as an operating lease when it does not meet any one of these criteria. Refer to “Note 9 – Leases” for further discussion.

The Company applies judgment in determining whether a contract contains a lease and if a lease is classified as an operating lease or a finance lease. The Company applies judgement in determining the lease term as the non-cancellable term of the lease, which may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. All relevant factors that create an economic incentive for it to exercise either the renewal or termination are considered. The Company reassesses the lease term if there is a significant event or change in circumstances that is within its control and affects its ability to exercise or not to exercise the option to renew or to terminate. It considers whether the Company can benefit from the ROU asset either on its own or together with other resources and whether the asset is highly dependent on or highly interrelated with another ROU asset.

Sale lease back

From time to time, the Company may enter into sale-leaseback transactions pursuant to which the Company sells a property to a third party and agrees to lease the property back for a certain period of time. To determine whether the transfer of the property should be accounted for as a sale, the Company evaluates whether it has transferred control to the third party in accordance with the revenue recognition guidance set forth in ASC 606 - Revenue.

F-2-12

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

If the transfer of the asset is deemed to be a sale at market terms, the Company recognizes the transaction price for the sale based on the proceeds, derecognizes the carrying amount of the underlying asset and recognizes a gain or loss in the consolidated statements of operations and comprehensive loss for any difference between the carrying value of the asset and the transaction price. The Company then accounts for the leaseback in accordance with its lease accounting policy.

If the transfer of the asset is determined not to be a sale at market terms, the Company accounts for the transaction as a financing arrangement, and accordingly no sale is recognized. The Company retains the historical costs of the property and the related accumulated depreciation on its books and continues to depreciate the property over the lesser of its remaining useful life or its initial lease term. The asset is presented within property and equipment, net on the consolidated balance sheets. All proceeds from these transactions are accounted for as finance obligations and presented as non-current obligation on the consolidated balance sheets. A portion of the lease payments is recognized as a reduction of the financing obligation and a portion is recognized as interest expense based on an imputed interest rate.

Income Taxes

Certain of the Company’s subsidiaries are limited liability companies which has elected to be treated as a partnership for income tax purposes with all income tax liabilities and/or benefits of the Company passed- through to its members. As such, no recognition of federal or state income taxes for those subsidiaries have been provided for in the accompanying consolidated financial statements.

For certain subsidiaries of the Company which are corporations, the Company accounts for uncertain tax positions in accordance with Financial Accounting Standards Board (“FASB”) ASC 740-10, “Income Taxes”. The Company recognizes the tax benefit from uncertain tax positions only if it more-likely-than-not that the tax positions will be sustained on examination by the tax authorities, based on the technical merits of the position. The tax benefit is measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company recognizes interest and penalties related to income tax matters in income tax expense. Generally, the Company is subject to examination by U.S. federal (or state and local) income tax authorities for three to four years from the filing of a tax return. The Company does not have any entity level uncertain tax positions.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in the provision for income taxes. The state income tax returns generally remain open for the 2017 tax year through the present.

As the Company operates in the legal cannabis industry, the Company is subject to the limits of Internal Revenue Code Section 280E which the Company is only allowed to include expenses directly related to sales of product.

Revenue Recognition

Revenue is recognized by the Company in accordance with ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Through application of the standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue under ASU 2014-09, the Company applies the following five (5) steps:

•	Identify a customer along with a corresponding contract;
•	Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;
•	Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;
•	Allocate the transaction price to the performance obligation(s) in the contract; and
•	Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues consist of wholesale and retail operations of cannabis, which are generally recognized at a point in time when control over the goods have been transferred to the customer and is recorded net of sales discounts. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy.

F-2-13

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue is recognized upon the satisfaction of the performance obligation. The Company satisfies its performance obligation and transfers control upon delivery and acceptance by the customer. Revenues, net, are disaggregated for the years ended December 31, 2022 and 2021 as follows:

	2022	2021

Wholesale	$10,944,249	$13,389,450
Retail	54,714,894	11,032,853
	$65,659,143	$24,422,303

The Company has a customer loyalty program whereby customers are awarded points with online delivery purchases. Once a customer achieves a certain point level, points can be used to pay for the purchase of product, up to a maximum number of points per transaction. Points expire after 6 months of no activity in a customer’s account.

Unredeemed awards are recorded as deferred revenue. At the time customers redeem points, the redemption is recorded as an increase to revenue. Deferred revenue is included in other accrued expenses within accounts payable and accrued liabilities.

The Company's Return Policy conforms to the Medicinal and Adult-Use Cannabis Regulation and Safety Act (“MAUCRSA”), which was signed into law in September 2017 and creates the general framework for the regulation of commercial medicinal and adult-use cannabis in California. The Company determined that no provision for returns or refunds was necessary at December 31, 2022 and 2021.

Advertising

The Company expenses advertising costs when the advertising first takes place. Advertising expenses were $524,130 for the year ended December 31, 2022. Advertising expenses were not significant for the year ended December 31, 2021.

Cost of sales

Cost of sales represents costs directly related to the acquisition of third-party products, and manufacturing and distribution of the Company’s products. Primary costs include cost of third-party inventories and in the case of manufactured products, includes raw materials, packaging, direct labor, overhead, shipping and handling, the depreciation of right-of-use assets, and cultivation taxes and tariffs. Manufacturing overhead and related expenses include salaries, wages, employee benefits, utilities, maintenance and property taxes. Cost of sales also includes inventory valuation adjustments. The Company recognizes the cost of sales as the associated revenues are recognized.

Share – Based Compensation

The Company measures equity settled share-based payments based on their fair value at the grant date and recognizes compensation expense on a graded basis over the vesting period. The amount recognized as an expense is net of estimated forfeitures, such that the amount ultimately recognized is based on the number of awards that ultimately vest. The Company estimates forfeitures based on historical forfeiture trends. If actual forfeiture rates are not consistent with the Company's estimates, the Company may be required to increase or decrease compensation expenses in future periods.

Share-based payment awards that are subject to market-based performance conditions consider the market-based performance condition in the valuation on the grant date. Compensation cost is not adjusted if the market condition is not met, so long as the requisite service is provided. If the market condition is met prior to the end of the service period, the Company would immediately recognize any unrecognized compensation cost based on the grant date fair value.

For share-based payment awards that are subject to performance-based conditions, the Company records compensation expense over the estimated service period once the achievement of the performance-based milestone is considered probable. At each reporting date, the Company assesses whether achievement of a milestone is considered probable, and if so, records compensation expense based on the portion of the service period elapsed to date with respect to that milestone, with a cumulative catch-up, net of estimated forfeitures. The Company recognizes the remaining compensation expense with respect to a milestone, if any, over the remaining estimated service period.

F-2-14

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company measures cash-settled share-based payments as liabilities at fair value. At each reporting date, obligations related to cash-settled share-based plans are re-measured at fair value with reference to the fair value of the Company’s share price and the number of units that have been vested. The corresponding share-based compensation expense or recovery is recognized on a graded basis over the vesting period.

The fair value of the share options granted is measured using the Black Scholes option pricing model, taking into account the terms and conditions upon which the share options were granted.

For share-based compensation granted to non-employees, the compensation expense is measured at the fair value of the equity instruments granted and recognized as the services are received.

Loss Per Share

Basic earnings (loss) per share (“Basic EPS”) is calculated by dividing the net earnings available to members by the weighted average number of member units outstanding during the period. Diluted earnings per member units is calculated using the treasury method of calculating the weighted average number of member units outstanding. The treasury method assumes that outstanding options with an average exercise price below the market price of the underlying units are exercised, and the assumed proceeds are used to repurchase member units of the Company at the average price of the member units for the period. After adjustments as defined in ASC 260, if the Company is in a net loss position, diluted loss per share is the same as basic loss per share when the issuance of shares on the exercise of convertible debentures, warrants, and share options are anti-dilutive.

Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities that are required to be recorded at fair value, the Company considers all related factors of the asset by market participants in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels, and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2—Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

Level 3—Inputs for the asset or liability that are not based on observable market data.

In accordance with the fair value accounting requirements, companies may choose to measure eligible financial instruments and certain other items at fair value. The Company has not elected the fair value option for any eligible financial instruments. There have been no transfers between fair value levels during the years ended December 31, 2022 and 2021.

Financial instruments are measured at amortized cost or at fair value. Financial instruments measured at amortized cost consist of prepaid expenses and other current assets, accounts payable and accrued liabilities, wherein the carrying value approximates fair value due to its short-term nature. Other financial instruments measured at amortized cost include notes payable and other long-term liabilities wherein the carrying value at the effective interest rate approximates fair value as the interest rate for notes payable approximate a market rate for similar instruments offered to the Company.

Commitments and Contingencies

Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

F-2-15

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Contingent consideration is measured upon acquisition and is estimated using probability weighting of potential payouts. Subsequent changes in the estimated contingent consideration from the final purchase price allocation are recognized in the Company’s consolidated statement of operations.

Business Combinations

Business combinations are accounted for using the acquisition method. The consideration transferred in a business combination is measured at fair value at the date of acquisition. Acquisition-related transaction costs are expensed as incurred. Identifiable assets and liabilities, including intangible assets, of acquired businesses are recorded at their fair value at the date of acquisition. When the Company acquires control of a business, any previously held equity interest also is remeasured to fair value. The excess of the purchase consideration and any previously held equity interest over the fair value of identifiable net assets acquired is goodwill. If the fair value of identifiable net assets acquired exceeds the purchase consideration and any previously held equity interest, the difference is recognized in the Consolidated Statements of Operations immediately as a gain or loss on acquisition (See Note 5).

Contingent consideration is measured at its acquisition-date fair value and included as part of the consideration transferred in a business combination. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with ASC 450, Contingencies, as appropriate, with the corresponding gain or loss being recognized in profit or loss.

Impairment of Other Long-Lived Assets

The Company evaluates the recoverability of other long-lived assets, including property, plant and equipment, and certain identifiable intangible assets, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable. The Company performs impairment tests of indefinite-lived intangible assets on an annual basis or more frequently in certain circumstances. Factors which could trigger an impairment review include significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the assets or the strategy for the overall business, a significant decrease in the market value of the assets or significant negative industry or economic trends.

When the Company determines that the carrying value of long-lived assets may not be recoverable based upon the existence of one or more of the indicators, the assets are assessed for impairment based on the estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the carrying value of an asset exceeds its estimated future undiscounted cash flows, an impairment loss is recorded for the excess of the asset’s carrying value over its fair value. There was no impairment charge related to long-lived assets for the years ended December 31, 2022 and 2021.

Significant Accounting Judgments, Estimates and Assumptions

The preparation of the Company’s consolidated financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant judgments, estimates and assumptions that have the most significant effect on the amounts recognized in the consolidated financial statements are described below.

Business Combinations

The Company accounts for business combinations using the acquisition method when it has obtained control. The Company measures goodwill as the fair value of the consideration transferred including the fair value of any non-controlling interest recognized, less the net recognized amount of the identifiable assets acquired and liabilities assumed, all measured at their fair value as at the acquisition date. Transaction costs, other than those associated with the issue of debt or equity securities, that the Company incurs in connection with a business combination are expensed as incurred.

Any contingent consideration is measured at fair value at the acquisition date. If the contingent consideration is classified as equity, it is not remeasured. Otherwise, subsequent changes in the fair value of the contingent consideration are recognized in earnings.

F-2-16

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company recognizes indemnification assets acquired in a business combination at the same time that it recognizes the indemnified item, measured on the same basis as the indemnified item, subject to the need for the valuation allowance for uncollectible amounts.

When the initial accounting for a business combination has not been finalized by the end of the reporting period in which the transaction occurs, the Company reports provisional amounts. Provisional amounts are adjusted during the measurement period, which does not exceed one year from the acquisition date. These adjustments, or recognition of additional assets or liabilities, reflect new information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognized at that date (See Note 5).

Inventories

The net realizable value of inventories represents the estimated selling price for inventories in the ordinary course of business, less all estimated costs of completion and costs necessary to make the sale. The determination of net realizable value requires significant judgment, including consideration of factors such as shrinkage, the aging of and future demand for inventory, expected future selling price the Company expects to realize by selling the inventory, and the contractual arrangements with customers. Reserves for excess and obsolete inventory are based upon quantities on hand, projected volumes from demand forecasts and net realizable value. The estimates are judgmental in nature and are made at a point in time, using available information, expected business plans, and expected market conditions. As a result, the actual amount received on sale could differ from the estimated value of inventory. Periodic reviews are performed on the inventory balance. The impact of changes in inventory reserves is reflected in cost of goods sold.

Goodwill Impairment

Goodwill is tested for impairment annually and whenever events or changes in circumstances indicate that the carrying amount of goodwill has been impaired. In order to determine if the value of goodwill has been impaired, the reporting unit to which goodwill has been assigned or allocated must be valued using present value techniques. When applying this valuation technique, the Company relies on a number of factors, including historical results, business plans, forecasts and market data. Changes in the conditions for these judgments and estimates can significantly affect the assessed value of goodwill.

The Company determines goodwill impairment in accordance with Accounting Standards Update (“ASU”) 2017-04 (Topic 35), “Intangibles - Goodwill and Other: Simplifying the Test for Goodwill Impairment”, which measures the impairment of goodwill by comparing a reporting unit’s carrying amount to the estimated fair value of the reporting unit. If the carrying amount of a reporting unit is in excess of its fair value, the Company recognizes an impairment charge equal to the amount in excess.

Determination of Reporting Units

The Company’s assets are aggregated into three reportable segments (wholesale, retail, and management) which is how the Company’s Chief Executive Officer, which is considered the chief operating decision maker of the Company, manages the business and makes operating decisions. The Company analyzed its reporting units by first reviewing the operating segments and further analyzed for segment managers for potential further disaggregation.

Consolidation

Judgment is applied in assessing whether the Company exercises control and has significant influence over entities in which the Company directly or indirectly owns an interest. The Company has control when it has the power over the subsidiary, has exposure or rights to variable returns, and has the ability to use its power to affect the returns. Significant influence is defined as the power to participate in the financial and operating decisions of the subsidiaries. Where the Company is determined to have control, these entities are consolidated. Additionally, judgment is applied in determining the effective date on which control was obtained.

F-2-17

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Allowance for Uncollectible Accounts

Management determines the allowance for uncollectible accounts by evaluating individual receivable balances and considering accounts and other receivable financial condition and current economic conditions. Accounts receivable and financial assets recorded in other receivables are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded as income when received. All receivables are expected to be collected within one year of the balance sheet date.

Stock-Based Payments

Valuation of stock-based compensation and warrants requires management to make estimates regarding the inputs for option pricing models, such as the expected life of the award, the volatility of the Company’s stock price, the vesting period of the award and the risk-free interest rate. Actual results could differ from those estimates. The estimates are considered for each new grant of profit interests, or warrants.

Fair Value of Financial Instruments

The individual fair values attributed to the different components of a financing transaction, warrants, are determined using valuation techniques. The Company uses judgment to select the methods used to make certain assumptions and in performing the fair value calculations in order to determine (a) the values attributed to each component of a transaction at the time of their issuance; (b) the fair value measurements for certain instruments that require subsequent measurement at fair value on a recurring basis; and (c) for disclosing the fair value of financial instruments. These valuation estimates could be significantly different because of the use of judgment and the inherent uncertainty in estimating the fair value of these instruments that are not quoted in an active market.

New and Revised Standards

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, Financial Instruments—Credit Losses (Topic 326) Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”) effective from December 15, 2022 for non-public business entities, which replaces the incurred loss model with a current expected credit loss (“CECL”) model and requires consideration of a broader range of reasonable and supportable information to explain credit loss estimates. This standard applies to financial assets, measured at amortized cost, including loans, held-to-maturity debt securities, net investments in leases and trade accounts receivable. The guidance must be adopted using a modified retrospective transition method through a cumulative-effect adjustment to retained earnings in the period of adoption. The Company is currently evaluating the adoption date and impact, if any, adoption will have on the Company’s consolidated financial statements.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740)—Simplifying the Accounting for Income Taxes, which is intended to simplify various aspects related to accounting for income taxes (“ASU 2019-12”). ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. ASU 2019-12 is effective for the Company beginning January 1, 2021. The Adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

In January 2020, the FASB issued ASU 2020-01, Investments—Equity Securities (Topic 321), Investments—Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (“ASU 2020-01”), which is intended to clarify the interaction of the accounting for equity securities under Topic 321 and investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. ASU 2020-01 is effective for the Company beginning January 1, 2021. The Adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

On August 5, 2020, the FASB issued ASU No. 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity, to improve financial reporting associated with accounting for convertible instruments and contracts in an entity’s own equity. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. The Adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

F-2-18

Gold Flora, LLC Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Coronavirus Pandemic

In March 2020, the World Health Organization categorized coronavirus disease 2019 (“COVID-19”) as a pandemic. COVID-19 continues to spread throughout the U.S. and other countries across the world, and the duration and severity of its effects are currently unknown. The Company continues to implement and evaluate actions to strengthen its financial position and support the continuity of its business and operations.

The Company’s consolidated financial statements presented herein reflect estimates and assumptions made by management that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenue and expenses during the periods presented. Such estimates and assumptions affect, among other things, the Company’s long-lived assets; operating lease right of use assets and operating lease liabilities; the allowance for doubtful accounts; assessment of the Company’s lease and non-lease contract expenses; and measurement of compensation cost for bonus and other compensation plans. While the Company’s revenue, gross profit and operating loss were not impacted during 2020, the uncertain nature of the spread of COVID-19 and its variants and the uncertainty of the impact of nationwide vaccine programs may impact the Company’s business operations for reasons including the potential quarantine of the Company’s employees or those of its supply chain partners, and the Company’s continued designation as an “essential” business in states where the Company does business that currently or in the future impose restrictions on business operations. The estimates and assumptions used in the consolidated financial statements for the year ended December 31, 2022 and 2021 include but are not limited to certain judgmental reserves requiring management to make estimates based on current information. The carrying value of the Company’s goodwill and other long-lived assets may change in future periods as the expected impacts from COVID-19 are revised, resulting in further potential impacts to the Company’s financial statements.

3.	INVENTORY

As of December 31, 2022 and 2021, inventory consists of the following:

	2022	2021

Raw Materials	$324,192	$478,726
Work in Progress	3,430,249	4,436,651
Finished Goods	4,065,211	5,875,855

Total Inventory	$7,819,652	$10,791,232

4.	PROPERTY, PLANT AND EQUIPMENT

As of December 31, 2022 and 2021, property, plant and equipment consist of the following:

	2022	2021

Machinery and Equipment	$4,459,776	$4,268,150
IT Equipment	3,472,158	2,248,827
Vehicle	607,783	607,783
Leasehold Improvements	14,380,141	13,976,182
Furniture and Fixtures	472,734	414,382
Assets Under Construction	11,530,767	5,690,661

Total Property and Equipment, Gross	34,923,359	27,205,985
Less: Accumulated Depreciation and Amortization	(8,943,547)	(5,617,478)

Total Property and Equipment, Net	$25,979,812	$21,588,507

F-2-19

Gold Flora, LLC Notes to Consolidated Financial Statements

4.	PROPERTY, PLANT AND EQUIPMENT (Continued)

Assets under construction represent construction in progress related to both cultivation, distribution and extraction facilities not yet completed or otherwise not ready for use.

Depreciation and amortization expense for the years ended December 31, 2022 and 2021 totaled $5,298,381 and $1,489,491, respectively of which $1,357,013 and $1,045,811, respectively, is included in cost of goods sold.

5.	BUSINESS ACQUISITIONS

Airfield Acquisition

Effective December 31, 2021, the Company entered into an acquisition agreement with Captain Kirk Services, Inc. and Ambassador Assets LLC (together “Airfield) for $36,458,879, consisting of $10,111,359 to be paid in cash in February 2022, $9,990,000 to be paid over time in the form of a promissory note (See Note 10), $2,765,520 in value of the Company’s equity and an earn-out payment, not to exceed $14,832,000 (fair value of $13,592,000). The earn-out is to be paid in the event that the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) exceeds the EBITDA threshold agreed upon by the Airfield and the Company. The earn-out payment is to be paid no later than June 2023 and as follows: 28% in cash, 36% in the Company’s stock, and 36% as a promissory note. Included in the agreement, the Company has an option to purchase from the sellers Runway Services, Inc. for an amount to be determined by an agreed upon calculation as defined in the agreement in the event Runway Services, Inc. obtains a cannabis permit. The option expires December 31, 2023. As of the date of this report, the purchase of Runway Services, Inc. has not been completed. The transaction was completed for the expansion of the Company’s retail footprint in the state of California. Transaction costs expensed in connection with this transaction was approximately $200,000. As of December 31, 2022, the Company determined that the fair value of the earnout was $nil as the EBITDA thresholds were not met. Accordingly, the Company recognized a $13,592,000 gain in change in fair value of earnout liabilities in the accompanying consolidated statement of operations during the year ended December 31, 2022.

Higher Level Care Acquisition

Effective September 30, 2021, the Company entered into an acquisition agreement with DJSTP-NV, LLC, MSAA Holly LLC, VC Hollister LLC, J Smith Holdings LLC, Higher Level of Care Hollister, Inc., and Higher Level of Care Seaside (together “Higher Level of Care”) for $26,712,732, consisting of $8,792,732 paid in cash, $10,592,000 to be paid over time in the form of a promissory note (See Note10) and $7,328,000 in value of the Company’s equity. The transaction was completed for the expansion of the Company’s retail footprint in the state of California. Transaction costs expensed in connection with this transaction was approximately $150,000.

F-2-20

Gold Flora, LLC Notes to Consolidated Financial Statements

5.	BUSINESS ACQUISITIONS (Continued)

The acquisitions noted below were accounted for in accordance with ASC 805 “Business Combinations”, accordingly, the allocation of purchase price of business acquisitions completed during the year ended December 31, 2021 is as follows:

	Airfield	Higher Level Care
	Acquisition	Acquisition	Total
Promissory Note	$9,990,000	$10,592,000	$20,582,000
Cash Paid or Payable	10,111,359	8,792,732	18,904,091
Earnout Payable	13,592,000	-	13,592,000
Fair Value of Equity Interests	2,765,520	7,328,000	10,093,520

Total Consideration	$36,458,879	$26,712,732	$63,171,611

Cash and Cash Equivalents	1,147,561	4,996,257	6,143,818
Accounts Receivable	684,262	78,429	762,691
Note Receivable	1,551,225	-	1,551,225
Inventory	3,996,231	2,094,151	6,090,382
Operating Lease Right-of-Use Assets	7,098,754	2,091,024	9,189,778
Prepaid Expenses and Other Current Assets	1,309,305	17,916	1,327,221
Property and Equipment, Net	5,618,223	506,642	6,124,865
Deposits	555,570	18,500	574,070
Intangible Assets:
Trade Name	3,100,000	2,700,000	5,800,000
Licenses	17,700,000	17,300,000	35,000,000
Non-Compete	250,000	200,000	450,000
Accounts Payable and Accrued Liabilities	(5,034,892)	(4,145,258)	(9,180,150)
Taxes Payable	-	(2,075,885)	(2,075,885)
Deferred Tax Liability	(432,021)	-	(432,021)
Debt	-	(32,500)	(32,500)
Operating Lease Liabilities	(7,098,754)	(2,091,024)	(9,189,778)

Total Identifiable Net Assets	30,445,464	21,658,251	52,103,715

Goodwill (1)	$6,013,415	$5,054,481	$11,067,896

Total Net Assets Acquired	$36,458,879	$26,712,732	$63,171,611

Pro Forma Revenues - 2021(2)	$34,327,000	$17,748,000	$52,075,000
Pro Forma Net (Loss) Income - 2021(2)	$(2,216,000)	$2,115,000	$(101,000)
__________________

(1) Goodwill arising from acquisitions represent expected synergies, future income and growth, and other intangibles that do not qualify for separate recognition. Generally, goodwill related to dispensaries acquired within a state adds to the footprint of the Company’s dispensaries within the state, giving the Company’s customers more access to the Company’s branded stores. Goodwill related to retail acquisitions provide for lower costs and synergies of the Company’s retail distribution methods which allow for overall lower costs.

(2) If the acquisition had been completed on January 1, 2021, respectively, the Company estimates it would have recorded increases in revenues and net loss (rounded to the nearest thousands) shown in the unaudited pro forma amounts noted above. Actual revenues and net loss for the Airfield Acquisition during the year ended December 31, 2021 was $nil and $nil, respectively as the acquisition occurred on December 31, 2021. Actual revenues and net loss for the Higher Level Care Acquisition during the year ended December 31, 2021 was $5,477,121 and $505,607, respectively.

F-2-21

Gold Flora, LLC Notes to Consolidated Financial Statements

6.	ASSET PURCHASE TRANSACTION

On January 11, 2021, the Company entered into an Asset Contribution Agreement with Stately Capital Corporation (“Stately”) to acquire certain assets of Stately in exchange for 8,694,421 of the Company’s LLC Units and a warrant to purchase 2,741,359 of the Company’s LLC Units (“Stately Investment”). The acquisition of Stately was determined to be an asset acquisition as Stately was not considered a business as defined in accordance with ASC 805 “Business Combinations”.

The allocation of the consideration is as follows:

Fair Value of Member Units and Warrants	$8,314,456

Total Consideration	$8,314,456

Cash, Net	7,102,441
Notes Receivable	1,186,279
Prepaid Expenses and Other Current Assets	25,736

Total Assets Acquired	$8,314,456

As part of the Stately transaction, the Company assumed Canadian $1,500,000 ($1,186,279 USD) of notes receivable which was subsequently amended on March 28, 2021 to extend the maturity date to November 21, 2021 and change the denomination of the note into U.S. Dollars in exchange the Company received additional warrants to purchase a total of 397,873 of common shares of an entity, which based on the operations of the entity, were determined to not have any value. The Company recorded an aggregate transaction costs of approximately $749,000 for the value of cash and warrants issued, which were recorded as a reduction in the consideration noted above.

7.	INTANGIBLE ASSETS

As of December 31, 2022 and 2021, intangible assets consist of the following:

	2022	2021

Trade Name	$5,800,000	$5,800,000
Licenses	35,000,000	35,000,000
Non-Compete	450,000	450,000

Total Intangible Assets, Gross	41,250,000	41,250,000
Less: Accumulated Amortization	(3,467,500)	(359,583)

Total Intangible Assets, Net	$37,782,500	$40,890,417

For the years ended December 31, 2022 and 2021, the Company recorded amortization expense related to intangible assets of $3,107,917 and $359,583, respectively. Additionally, during the year ended December 31, 2021, management noted no indications of impairment on its intangible assets.

The following is the future minimum amortization expense to be recognized for the years ended December 31:

Amortization
Year Ending December 31,	Expense
2023	$2,888,750
2024	2,720,000
2025	2,720,000
2026	2,720,000
2027	2,720,000
2028 and Thereafter	24,013,750

Total	$37,782,500

F-2-22

Gold Flora, LLC Notes to Consolidated Financial Statements

8.	GOODWILL

As of December 31, 2022 and 2021, goodwill consists of the following. (See Note 5).

Balance as of December 31, 2022 and 2021	$11,067,896

Goodwill is assigned to the reporting unit, which is the operating segment level or one level below the operating segment. Goodwill arises when the purchase price for acquired businesses exceeds the fair value of tangible and intangible assets acquired less assumed liabilities. Goodwill is reviewed annually for impairment or more frequently if impairment indicators arise. The goodwill impairment test compares the fair value of a reporting unit with its carrying amount. The amount by which the carrying amount exceeds the reporting unit’s fair value is recognized as a goodwill impairment loss. The Company conducts its annual goodwill impairment assessment as of the last day of the fiscal year. During the years ended December 31, 2022 and 2021, management noted no indications of impairment on its goodwill.

9.	LEASES

Operating Leases

The Company has three operating leases in California as of December 31, 2022 and 2021. Operating lease right-of-use assets and operating lease liabilities are recognized based on the present value of future minimum lease payments over the lease term at commencement date.

All real estate leases are recorded on the balance sheet. Equipment and other non-real estate leases with an initial term of twelve months or less are not recorded on the balance sheet. Lease agreements for some locations provide for rent escalations and renewal options. Certain real estate leases require payment for taxes, insurance and maintenance which are considered non-lease components. The Company accounts for real estate leases and the related fixed non-lease components together as a single component.

The Company determines if an arrangement is a lease at inception. The Company must consider whether the contract conveys the right to control the use of an identified asset. Certain arrangements require significant judgment to determine if an asset is specified in the contract and if the Company directs how and for what purpose the asset is used during the term of the contract.

Finance Leases

The Company has certain finance leases as of December 31, 2022 and 2021 for property Desert Hot Springs, CA, Long Beach, CA, Commerce, CA, and certain vehicle finance leases, with up to 30 years terms.

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

Through October 15, 2021, the Company’s subsidiaries had several finance leases related to a property in Desert Hot Springs, California that was owned by BlackStar Industrial Properties LLC, an entity that is under common control. Effective, October 15, 2021, BlackStar Industrial Properties LLC sold the property to a third-party, and Gold Flora, LLC entered into a finance lease agreement with the third-party that purchased the property. As a result, Gold Flora, LLC recorded a finance lease liability and right-of-use asset of $51,000,000 for the new lease, and its subsidiaries derecognized right-of-use assets of approximately $8,669,000 and lease liabilities of approximately $11,370,000. Since the Company and BlackStar Industrial Properties LLC are related parties, the derecognition of the net lease liabilities of approximately $2,701,000 has been included as a component of contributions on the consolidated statement of equity.

On November 14, 2022, the Company amended its Desert Hot Springs lease agreement which provided a $3,500,000 tenant improvement allowance and additional base rent of approximately $60,000 monthly and was accounted for as a modification under ASC 842.

F-2-23

Gold Flora, LLC Notes to Consolidated Financial Statements

9.	LEASES (Continued)

The below are the details of the lease cost and other disclosures regarding the Company’s leases for the years ended December 31, 2022 and 2021:

	2022	2021
Finance Lease Cost
Amortization of Finance Lease Right-of-Use Assets	$1,962,763	$1,324,929
Interest on Lease Liabilities	9,254,301	3,014,125
Sublease (Income)	(2,320,883)	(483,099)
Operating Lease Cost	2,059,153	335,432

Total Lease Expenses	$10,955,334	$4,191,387

Cash Paid for Amounts Included in the Measurement of Lease Liabilities:
Financing Cash Flows from Finance Lease, Principal Payment	$304,275	$351,921
Financing Cash Flows from Finance Lease, Interest Payment	$5,669,493	$1,608,410
Operating Cash Flows from Operating Leases, Gross	$1,704,198	$339,359
Cash Received for Lease Incentive Payments	$5,824,222	$2,736,000
Non-Cash Additions to Right-of-Use Assets and Lease Liabilities:
Recognition of Right-of-Use Assets for Finance Lease	$4,883,723	$51,000,000
Reduction in Lease Liability and Right-of-Use Asset Due to Lease Modification	$(3,905,500)	$-
Recognition of Right-of-Use Assets for Operating Leases	$-	$9,189,778

Weighted-Average Remaining Lease Term (Years) - Finance Leases	26.91	24.62
Weighted-Average Remaining Lease Term (Years) - Operating Leases	9.85	11.19
Weighted-Average Discount Rate - Finance Leases	14.58%	12.24%
Weighted-Average Discount Rate - Operating Leases	12.57%	12.57%

Maturities of lease liabilities for finance leases and operating leases as of December 31, 2022 were as follows:

Year Ending December 31,	Operating Leases	Finance Leases
2023	$1,718,852	$7,903,992
2024	1,751,553	9,755,370
2025	1,784,535	9,991,885
2026	1,792,605	10,226,253
2027	1,850,120	10,425,002
2028 and Thereafter	9,680,145	342,069,023

Total Future Minimum Lease Payments	18,577,810	390,371,525

Less: Interest	(8,421,519)	(321,936,618)

Present Value of Lease Liabilities	10,156,291	68,434,907

Less: Current Portion of Lease Liabilities	(468,564)	(161,008)

Lease Liabilities, Net of Current Portion	$9,687,727	$68,273,899

The Company leases certain business facilities from related parties and third parties under non-cancellable operating lease agreements that specify minimum rentals. The operating leases require monthly payments ranging from $2,000 to $100,500 and expire through September 2036. Certain lease monthly payments may escalate up to 5.0% each year. In such cases, the variability in lease payments is included within the current and noncurrent operating lease liabilities.

F-2-24

Gold Flora, LLC Notes to Consolidated Financial Statements

10.	NOTES PAYABLE

As of December 31, 2022 and 2021, notes payable consist of the following:

	2022	2021

Promissory note, dated October 1, 2019, related to the acquisition of Shelf Life Inc which matures on December 31, 2022 and bears no interest.	$5,200,000	$5,200,000

Vehicle loans, dated November 2017 through December 2018, related to the acquisition of vehicles which mature between November 2022 and March 2025 and bears interest of 7.49% to 11.89% with interest and principal payments due monthly.	5,428	44,142

Airfield acquisition note payable, bearing interest at 8% per year, with twelve quarterly payments of principal and interest beginning on the fifteenth month following December 31, 2021 and maturing on December 31, 2025.	10,813,497	9,990,000

Equipment loan, bearing interst at 9.5% per year plus the Secured Overnight Financing Rate but not less than 2.99% or more than 5.5% ("SOFR"), plus a service fee of 2%, and secured by substantially all assets of the Company. Principal and interest is to be paid monthly of $140,462 plus the SOFR payment with the balance of principal due on maturity, December 14, 2025.	4,000,000	-

Higher Level of Care acquisition note payable, bearing interest at 8% per year, with twelve quarterly payment of principal and interest beginning on the fifteenth month following September 30, 2021 and maturing on September 30, 2025.	10,291,694	10,591,795

Promissory notes, dated in May 2020, related to the Paycheck Protection Program ("PPP") which matured in May 2022 and bears 1% interest with interest and principal payments due monthly.	1,294,221	1,333,047

Other	32,500	32,500

Total Notes Payable	$31,637,340	$27,191,484
Less: Unamortized Discount Due to Imputed Interest	(118,535)	(578,857)

	31,518,805	26,612,627
Less: Current Portion of Notes Payable	(13,846,582)	(5,526,254)

Notes Payable, Net of Current Portion	$17,672,223	$21,086,373

The Company entered into the Paycheck Protection Program (“PPP”) loans based on information available at the time. Subsequent to the receipt of funds, it was determined that the Company may not be eligible under the related program. The Company is in the process of evaluating options regarding the PPP loans.

The Company is currently in active litigation with Shelf Life Inc. (“SLI”). At this time, the Company does not believe that any amounts are due under the note to SLI. The Company believes the litigation will be resolved in 2023.

See discussion of related party loan in Note 13.

Future minimum principal payments on the notes payable as of December 31, 2022 are as follows:

December 31:
2023	$13,846,582
2024	7,379,433
2025	10,411,325

Total	$31,637,340

F-2-25

Gold Flora, LLC Notes to Consolidated Financial Statements

11.	CONVERTIBLE NOTES PAYABLE

As of December 31, 2022 and 2021, convertible notes payable consist of the following:

	2022	2021

Convertible Notes Payable	$47,786,487	$35,210,562
Less: Unamortized Discount Due to Imputed Interest	(4,248,342)	(5,502,700)

	43,538,145	29,707,862

Less: Current Portion of Convertible Notes Payable	(15,718,424)	-
		.
Convertible Notes Payable, Net of Current Portion	$27,819,721	$29,707,862

1st Financing Round

On June 14, 2019, the Company completed a private placement with investors for up to $15,000,000 of unsecured convertible debenture units (“CD Units”). Each CD Unit is comprised of (i) one US$1,000 principal amount unsecured convertible debenture (a “CD”) which is automatically convertible into Class C membership interest units of the Company (“LLC Units”) or the securities of a resulting issuer upon the completion of a Liquidity Event; and (ii) a warrant (an “LLC Warrant”) of the Company to purchase that number of LLC Units equal to the issued CDs divided by the CDs conversion price. Otherwise, the CDs mature on the second anniversary of issuance. A Liquidity Event means a transaction such as a public offering by the Company with minimum gross proceeds of $20,000,000 or a merger or similar transaction with a concurrent financing with minimum gross proceeds of $20,000,000 in each case that results in the Company’s LLC Units or the securities of the resulting issuer being listed on a recognized stock exchange. A Liquidity Event also includes transactions such as the sale of the Company’s assets or a tender offer whereby the holders of the LLC Units receive case or publicly listed securities on a recognized securities exchange.

The CDs conversion price (the “Conversion Price”) is the lesser of (i) the price that is a 25% discount of the Liquidity Event price or (ii) the price determined based on a pre-money enterprise value of $65,000,000 based on the fully-diluted in-the-money membership units of the Company measured immediately prior to the time of the Liquidity Event (which has an indicative price of $1.48). The CDs bear interest of 8% which is payable semi -annually and matures two years from issuance. Any accrued but unpaid interest is to be paid in cash.

The LLC Warrants have an exercise price to acquire each LLC unit that is 35% greater than the CD conversion price. The LLC Warrants will be exercisable commencing on the date of a Liquidity Event and through the subsequent 24 months subject to customary anti-dilution and change of control provisions. Additionally, the LLC Warrants expire on the maturity date of the CDs if a Liquidity Event has not occurred.

The Company’s international investors indirectly invest in CD Units through a direct investment in units (the "Blocker Units") of a special purpose U.S. finance corporation (the "Blocker"). Each Blocker Unit consisted of (i) one share of the Blocker (a “Blocker Share”), and (ii) one warrant (a “Blocker Warrant”) to purchase that number of shares of the Blocker equal to the dollar amount issued divided by the Conversion Price. The Blocker and its related Blocker Share and Blocker Warrant are not consolidated into the Company’s financial statements.

Additionally, as part of the fees paid to the broker for the financing, broker warrants (“Broker Warrants”) were issued which consisted of an LLC Unit and an LLC Warrant (collectively, “Broker Unit”). The number of Broker Warrants issued is equal to 7.0% of the gross proceeds of CDs with an exercise price equal to the Conversion Price.

If a Liquidity Event does not occur 12 months after the issuance, 10% additional CD Units or Blocker Units, as applicable, are issued to original investor for no additional consideration (the “Additional Securities”). The Additional Securities were issued on June 14, 2020.

In July and August of 2020, the Company offered to the holders of the CDs a debenture exchange whereby $15,418,000 convertible debentures with the exact same terms as the CDs except with a maturity date of June 13, 2022 (the “Exchanged CD”) were exchanged for $15,418,000 of CDs. The exchange was effective January 1, 2021. The warrants were not exchanged or extended.

Pursuant to ASC 480 - Distinguishing Liabilities from Equity and ASC 815 – Derivatives and Hedging, the Company classified the LLC Warrants and Broker Warrants within equity.

In June 2021, all of the issued warrants expired unexercised.

F-2-26

Gold Flora, LLC Notes to Consolidated Financial Statements

11.	CONVERTIBLE NOTES PAYABLE (Continued)

During the year ended December 31, 2022, the Company offered to the holders of the Exchanged CDs a debenture exchange whereby $9,212,000 convertible debentures with the exact same terms as the Exchanged CDs except with a maturity date of September 30, 2023, and the addition of 6% additional interest per year payable in kind, and $6,206,000 convertible debentures with the exact same terms as the Exchanged CDs except with a maturity date of December 31, 2023, and the addition of a conversion feature at a conversion price of $1.48 at the option of the holder prior to maturity and a liquidity event. As of December 31, 2022 and 2021, the related unamortized debt discount was nil and $1,445,022, respectively.

2nd Financing Round

Between February 2021 through April 2021, the Company entered into unsecured convertible debenture units (“CD2 Units”) agreements with investors for up to $12,000,000. Each CD2 Unit is comprised of (i) one US$1,000 principal amount unsecured convertible debenture (“CD2”) which is automatically convertible into LLC Units upon completion of a liquidity event or convertible at the holder’s option immediately prior to maturity; and (ii) a warrant (“LLC Warrant2”) to purchase that number of units equal to one-half of the dollar amount issued divided by the conversion price of LLC Units. Otherwise, the CD2s mature on the 3rd anniversary of issuance. The total CD2s issued were $11,555,000 and warrants to purchase an aggregate of 4,778,455 Class C Units.

The CD2s conversion price (the “Conversion Price2”) is the lessor of (i) the price that is a 25% discount of the liquidity event price and (ii) $1.64 per LLC unit. The CD2s bear interest of 8% which is payable semi-annually and matures February 24. 2024. The CD2s also contain a conversion feature at the option of the holder with a conversion price of $1.64 per LLC unit. A Liquidity Event means a transaction such as a public offering by the Company with minimum gross proceeds of $20,000,000 or a merger or similar transaction with a concurrent financing with minimum gross proceeds of $20,000,000 in each case that results in the Company’s LLC Units or the securities of the resulting issuer being listed on a recognized stock exchange. A liquidity event also includes transactions such as the sale of the Company’s assets or a tender offer whereby the holders of the LLC Units receive case or publicly listed securities on a recognized securities exchange. Any accrued but unpaid interest is to be paid in cash. However, in the event of an optional conversion, the Company may, in its sole discretion, determine if the accrued and unpaid interest will be paid in cash or is considered part of the amount eligible to be converted in the optional conversion.

The LLC Warrant2s have an exercise price to acquire each LLC unit that is 35% greater than the CD2 conversion price. The LLC Warrant2s are adjusted for the subsequent issuance of LLC units at below its current market price. The LLC Warrant2s will be exercisable on the date of a Liquidity Event for 24 months subject to customary anti-dilution and change of control provisions. The LLC Warrant2s expire on the maturity date of the CD2s if a Liquidity Event has not occurred.

The Company’s international investors indirectly invest in CD2 Units through a direct investment in units (the "Blocker2 Units") of GF Investco2 Inc., a special purpose Nevada finance corporation (the "Blocker2").

Each Blocker2 Unit will consist of (i) one share of the Blocker2 (a “Blocker2 Share”), and (ii) one warrant (a “Blocker2 Warrant”) to purchase that number of shares of the Blocker2 equal to one-half the dollar amount issued divided by the Conversion Price. The Blocker2 and its related Blocker2 Share and Blocker2 Warrant are not consolidated into the Company’s financial statements.

Since a Liquidity Event did not occur 12 months after the issuance, 10% additional CD2s or Blocker2 Shares, as applicable, and 10% additional LLC Warrant2s and Blocker2 Warrants, as applicable, are issued to the original investor for no additional consideration (“Additional Security2”). The Additional Security2s were issued on February 24, 2022, consisting of an aggregate of $1,155,500 of CD2s or Blocker2 Shares, as applicable, and 628,494 LLC Warrant2s and Blocker2 Warrants, as applicable.

Pursuant to ASC 480 - Distinguishing Liabilities from Equity and ASC 815 – Derivatives and Hedging, the Company classified the LLC Warrants and Broker Warrants within equity. The relative fair value of the Warrant2s and Blocker2 Warrants was $2,937,702 and was recognized within members’ capital and as a reduction in the value of the CD2s and Blocker2s as a debt discount on the Company’s consolidated balance sheet. At December 31, 2022 and 2021, unamortized debt discount related to the Warrant2s and Blocker2 Warrants was $1,328,324 and $2,261,058, respectively, with $933,346 and $677,902 recognized as interest expense in 2022 and 2021, respectively.

F-2-27

Gold Flora, LLC Notes to Consolidated Financial Statements

11.	CONVERTIBLE NOTES PAYABLE (Continued)

Higher Level of Care Financing

On November 5, 2021, the Company entered into unsecured convertible debenture units (“CDH Units”) agreements with investors for $8,200,000. Each CDH Unit is comprised of (i) one $1,000 principal amount unsecured convertible debenture (“CDH”) which is automatically converted into the Company’s Class F LLC Units upon completion of a liquidity event (“Auto Conversion”) or convertible at the holder’s option immediately prior to maturity (“Optional Conversion”); and (ii) a warrant (“LLC WarrantH”) to purchase that number of Class F units. Otherwise, the CDHs mature on the 3rd anniversary of issuance. The total LLC WarrantHs issued was 4,969,200 as part of the CDH Units.

The CDHs conversion price is the lessor of (i) the price that is a 25% discount of the Liquidity Event price and (ii) $1.65 per Class F LLC unit. Under the Optional Conversion feature, the CDHs conversion price is $1.65 per Class F LLC unit. The CDH bear interest of 8% which is payable semi -annually in cash or Class F LLC units and matures November 5. 2024. Any accrued but unpaid interest is to be paid in cash. However, in the event of an Optional Conversion, the Company may, in its sole discretion, determine if the accrued and unpaid interest will be paid in cash or is considered part of the amount eligible to be converted in the Optional Conversion.

The LLC WarrantHs have an exercise price of $2.00 each. The LLC WarrantHs will be exercisable from issuance through the 4th anniversary, November 5, 2025, subject to customary anti-dilution and change of control provisions. The Company may accelerate the expiration date of the Warrants, if the LLC Class F units are listed on an exchange and its 10-day VWAP is greater than $4.00 for 20 consecutive trading days (“Accelerated Expiration Trigger”), to be 90-days following the Accelerated Expiration Trigger. The exercise price of the LLC Warrants are adjusted if the Company issues LLC Units at less than 95% of the fair market value of such LLC Class F units, the WarrantHs exercise price will be multiplied by the fraction where the numerator shall be the total number of Class F Units outstanding on such record date plus the number of Class F Units equal to the number arrived at by dividing the aggregate price of the total number of additional Class F Units offered by the fair market value, and the denominator shall be the total number of Class F Units outstanding on such record date plus the total number of additional Class F Units offered for subscription or purchase (“Adjustment Provision”).

Pursuant to ASC 480 – Distinguishing Liabilities from Equity and ASC 815 – Derivatives and Hedging, the Company classified the LLC WarrantHs within equity. The aggregate value of the LLC WarrantHs was $1,498,885 and was recognized within members’ capital and as a reduction in the value of the CDHs as a debt discount on the Company’s consolidated balance sheet. At December 31, 2022 and 2021, the unamortized debt discount related to the LLC WarrantHs was $229,921 and $1,330,796, respectively, with $1,100,875 and $168,089 recognized as interest expense in 2022 and 2021, respectively.

If a liquidity event does not occur 12 months after the issuance, 10% additional CDHs and LLC Warrants (“Additional SecurityH”), are issued to original investor for no additional consideration. The Additional SecurityHs were issued in November 2022.

Airfield Financing

On February 8, 2022 and February 23, 2022, the Company entered into unsecured convertible debenture units (“CDA Units”) agreements with investors for $10,100,000 in aggregate. Each CDA Unit is comprised of (i) one $1,000 principal amount unsecured convertible debenture (“CDH”) which is automatically converted into the Company’s Class F LLC Units upon completion of a liquidity event (“Auto Conversion”) or convertible at the holder’s option immediately prior to maturity (“Optional Conversion”); and (ii) a warrant (“LLC WarrantA”) to purchase that number of Class F units. Otherwise, the CDAs mature on the 3rd anniversary of issuance. The total LLC Warrant As issued was 6,120,600 as part of the CDA Units.

The CDAs conversion price is the lessor of (i) the price that is a 25% discount of the Liquidity Event price and (ii) $1.65 per Class F LLC unit. Under the Optional Conversion feature, the CDAs conversion price is $1.65 per Class F LLC unit. The CDAs bear interest of 8% which is payable semi -annually in cash or Class F LLC units and matures February 2025. Any accrued but unpaid interest is to be paid in cash. However, in the event of an Optional Conversion, the Company may, in its sole discretion, determine if the accrued and unpaid interest will be paid in cash or is considered part of the amount eligible to be converted in the Optional Conversion.

F-2-28

Gold Flora, LLC Notes to Consolidated Financial Statements

11.	CONVERTIBLE NOTES PAYABLE (Continued)

The LLC WarrantAs have an exercise price of $2.00 each or 90% of the 10-day VWAP of the Company’s publicly traded shares, if a liquidity event occurs and if an earnout-payment related to its acquisition of Airfield is made in the Company’s publicly traded shares. The LLC WarrantAs will be exercisable from issuance through the 4th anniversary, February 2026, subject to customary anti-dilution and change of control provisions. The Company may accelerate the expiration date of the Warrants, if the LLC Class F units are listed on an exchange and its 10-day VWAP is greater than $4.00 for 20 consecutive trading days (“Accelerated Expiration Trigger”), to be 90-days following the Accelerated Expiration Trigger. The exercise price of the LLC WarrantAs are adjusted if the Company issues LLC Units at less than 95% of the fair market value of such LLC Class F units, the WarrantAs exercise price will be multiplied by the fraction where the numerator shall be the total number of Class F Units outstanding on such record date plus the number of Class F Units equal to the number arrived at by dividing the aggregate price of the total number of additional Class F Units offered by the fair market value, and the denominator shall be the total number of Class F Units outstanding on such record date plus the total number of additional Class F Units offered for subscription or purchase (“Adjustment Provision”).

Pursuant to ASC 480 – Distinguishing Liabilities from Equity and ASC 815 – Derivatives and Hedging, the Company classified the LLC WarrantAs within equity. The aggregate value of the LLC WarrantAs was $1,869,642 and was recognized within members’ capital and as a reduction in the value of the CDAs as a debt discount on the Company’s consolidated balance sheet. At December 31, 2022, the unamortized debt discount related to the LLC WarrantAs was $647,831, with $1,221,811 recognized as interest expense in 2022. $97,109 of the debt discount is expected to be amortized into interest expense during the year-ended December 31, 2023.

If a liquidity event does not occur 12 months after the issuance, 10% additional CDAs and LLC WarrantAs (“Additional SecurityA”), are issued to original investor for no additional consideration. The Additional SecurityHs were issued in February 2023, which consist of $1,010,00 of CDAs and 612,060 LLC WarrantAs.

12.	MEMBERS’ EQUITY

Authorized Units

Each member’s interest in the Company, including the member’s interest in income, gains, losses, deductions and expenses of the Company, is represented by units (“LLC Units”), which are further divided by Class from A through E. Upon a liquidation event, LLC Units are generally entitled to their pro-rata portion of net assets based on total equity instruments then outstanding to reduce the holders invested capital to zero and any remaining is shared pro rata share among the member LLC units holders. The Company is authorized to issue unlimited LLC Units.

There is an 8% simple non-compounded return to the holders of Class B Units. The Company has determined it is obligated to pay such amount, and accordingly accrues the return on the basis of outstanding investment amount quarterly.

Issued and Outstanding

57,571,863 and 56,702,421 Membership Units were issued and outstanding at December 31, 2022 and 2021, respectively.

During the year ended December 31, 2021, the Company recorded a cash contribution of $3,000,000 for the payment of tenant improvements. In addition, the Company recorded an additional non-cash contribution of $2,700,743 for the derecognition of a lease liability in conjunction with a related party lease (See Note 9).

During the years ended December 31, 2022 and 2021, the Company recorded an accretion of accrued preferred distributions payable to the members of the Company for $1,601,295 and $1,568,947, respectively.

During the years ended December 31, 2022 and 2021, the Company recognized approximately $1,921,000 and $4,437,000, respectively, related to the equity component of the convertible debt issued (See Note 11).

During the year ended December 31, 2021, the Company recognized $10,093,520 and $8,314,456 related to certain business combinations and an asset acquisition, respectively (See Note 5 and 6, respectively).

During the year ended December 31, 2022, the Company issued 869,442 shares for the satisfaction of the Stately penalty liability related to the acquisition of Stately in January 2021.

F-2-29

Gold Flora, LLC Notes to Consolidated Financial Statements

12.	MEMBERS’ EQUITY (Continued)

Employee Profits Interest

The Company issues Class E Units to new or existing Members in exchange for services performed or to be performed on behalf of the Company (“Profits Interest Units”); The Profits Interest Units are not allowed to constitute more than 15% of the total outstanding LLC Units. Members receiving Profits Interest Units are not entitled to make capital contributions with respect to the Profits Interest Units.

Share based compensation expense was $391,688 and $582,324 as of December 31, 2022 and 2021, respectively. The unrecognized compensation expense of Profits Interests Units was $642,989 as of December 31,2022 to be recognized over 1.67 years. Grant date fair value was $1.49 and $1.49 per unit as of December 31, 2022 and 2021, respectively and had no intrinsic value. The Company recognizes forfeitures when they occur.

The following table summarizes the issued and outstanding Profits Interest Units:

	Issued and Outstanding	Vested

Balance as of January 1, 2021	3,571,996	1,083,453

Granted	600,000	-

Vested	-	1,238,695

Balance as of December 31, 2021	4,171,996	2,322,148

Granted	310,000	-

Vested	-	747,342

Forfeited	(121,461)	-

Balance as of December 31, 2022	4,360,535	3,069,490

Profit Interest Units were valued with the following assumptions: Volatility of 90% and 90% as of December 31, 2022 and 2021, respectively, based on comparable public companies; Risk-free interest rate of 2.80% and 0.39% as of December 31, 2022 and 2021, respectively, and expected term of 1 and 1 year as of December 31, 2022 and 2021, respectively.

Warrants

A reconciliation of the beginning and ending warrants outstanding is as follows:

	Number of Warrants Outstanding
	Class C LLC Units	Class F LLC Units	Total	Vested	Weighted - Average Exercise Price

Balance as of January 1, 2021	16,325,995	-	16,325,995	-	$2.00

Issued	8,247,814	4,969,200	13,217,014	5,344,200	$1.79

Expired	(15,417,500)	-	(15,417,500)		$2.00

Balance as of December 31, 2021	9,156,309	4,969,200	14,125,509	5,344,200	$2.00

Issued	628,494	6,617,520	7,246,014	-	$1.96

Balance as of December 31, 2022	9,784,803	11,586,720	21,371,523	5,344,200	$1.74

At December 31, 2022 and 2021, the weighted-average remaining term and aggregate intrinsic value for the outstanding warrants was 2.1 years and nil, and 2.6 years and nil, respectively.

F-2-30

Gold Flora, LLC Notes to Consolidated Financial Statements

12.	MEMBERS’ EQUITY (Continued)

The fair value of the warrants for the Company’s Class C and F LLC units was determined using the Black-Scholes option-pricing model with the following assumptions on the date of issuance:

	2022	2021

Weighted-Average Risk-Free Annual Interest Rate	2.83%	0.68%
Weighted-Average Expected Annual Dividend Yield	0.00%	0.00%
Weighted-Average Expected Stock Price Volatility	90.00%	90.00%
Weighted-Average Life of Warrants	4.0	4.0

Stock price volatility was estimated by using the average historical volatility of comparable companies from a representative peer group of publicly-traded cannabis companies. The expected life in years represents the period of time that warrants issued are expected to be outstanding. The risk-free rate was based on U.S. Treasury bills with a remaining term equal to the expected life of the warrants.

13.	RELATED PARTIES

Expenses incurred and contributions received from related parties, and amounts due to and (due from) related parties, which are included as components of accounts payable and accrued liabilities or (accounts receivables) in the accompanying consolidated balance sheets as of and for the years ended December 31, 2022 and 2021 are as follows:

			Incurred (Received)		Due To
Related Party Name	Relationship	Nature of Transactions	2022	2021	2022	2021
BlackStar Contractors Inc.	Common Control	Construction of Facilities	$5,665,712	$6,828,047	$(847,156)	$1,596,415
BlackStar Financial Inc.	Common Control	Shared Services	$332,709	$257,411	$74,407	$76,767
BlackStar Financial Inc.	Common Control	Expenses Paid	$-	$10,000	$-	$10,000
BlackStar Industrial Properties LLC	Common Control	Facility Rent and Advances	$890,706	$2,762,055	$2,638,153	$1,868,304
GF Invesco, Inc.	Managed by Gold Flora Capital LLC	Interest Payments	$1,251,844	$982,805	$525,302	$370,193
GF Investco 2, Inc.	Managed by Gold Flora Capital LLC	Interest Payments	$735,761		$374,374
GF 5630 Partners LLC	Managed by Gold Flora Capital LLC	Facility Rent	$493,860	$442,980	$187,455	$110,745
Gold Flora Capital LLC	Common Control	Interest Income	$16,573	$15,800	$15,800	$7,000
MasterCraft Homes Group LLC	Common Control	Shared Services	$51,224	$29,577	$24,700	$1,617

		Total	$9,438,390	$11,328,675	$2,993,035	$4,041,041

In addition, to the above transactions, the Company entered into a promissory note with Skyfall Partners, LLC, an entity majority owned by a member of the Company, dated December 31, 2020, which matured on December 22, 2021 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity. The balance of the note payable at December 31, 2022 and 2021 was $425,000 and $420,000, respectively. The note was amended to extend the maturity date to April 2023. Amounts due to Skyfall Partners, LLC is included as a component of due to related parties in the accompanying consolidated balance sheets.

In addition, to the above transactions, the Company entered into a promissory note with BlackStar Capital Partners, LLC, an entity majority owned by a member of the Company, dated December 15, 2021, which matures on June 14, 2023 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity. The balance of the note payable at December 31, 2022 and 2021 was $1,580,000 and $1,300,000, respectively. Amounts due to Black Star Capital Partners, LLC is included as a component of due to related parties in the accompanying consolidated balance sheets.

F-2-31

Gold Flora, LLC Notes to Consolidated Financial Statements

14.	COMMITMENTS AND CONTINGENCIES

Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amounts are recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value when the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

Contingent consideration is measured upon acquisition and is estimated using probability weighting of potential payouts. Subsequent changes in the estimated contingent consideration from the final purchase price allocation are recognized in the Company’s consolidated statements of operations.

Contingencies

The Company’s operations are subject to a variety of local and state regulations. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations in that specific state or local jurisdiction. While management of the Company believes that the Company is in compliance with applicable local and state regulations at December 31, 2021, cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

The Company has a loyalty program whereby customers accumulate points through purchases, and the earned points can be used to reduce the price of future purchases. The points do not expire and are recorded as a component of accounts payable and accrued liabilities on the accompanying consolidated balance sheets for amounts customers have earned but have not yet used.

Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At December 31, 2022, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s consolidated operations. There are also no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

15.	PROVISION FOR INCOME TAXES

Provision for income taxes consists of the following for the years ended December 31, 2022 and 2021:

	2022	2021
Current:
Federal	$4,006,745	$202,216
State	560,769	13,730

Total Current	4,567,514	215,946

Deferred:
Federal	694,068	-

Total Deferred	694,068	-

Total Provision for Income Taxes	$5,261,582	$215,946

F-2-32

Gold Flora, LLC Notes to Consolidated Financial Statements

15.	PROVISION FOR INCOME TAXES (Continued)

As of December 31, 2022 and 2021, the components of deferred tax assets and liabilities were as follows:

	2022	2021

Deferred Tax Assets:
Accrued Expenses	$29,551	$30,013
Lease Liabilities, Net of Right of Use Assets	3,433,215	208,010
Other	-	26,625

Net Deferred Tax Assets	$3,462,766	$264,648

Deferred Tax Liabilities:
Property, Plant & Equipment	$(1,211,331)	$(696,669)
Right of Use Assets	(3,375,524)	-

Total Deferred Tax Liabilities	(4,586,855)	(696,669)

Net Deferred Tax Assets (Liabilities)	$(1,124,089)	$(432,021)

The reconciliation between the effective tax rate on loss from operations and the statutory tax rate is as follows:

	2022	2021

Federal Income Tax Expense at the Federal Statutory Rate	21.0%	21.0%
Income from Pass-Pass Through Entities Not Subject to Federal
Income Taxes	-39.7%	-22.8%
State taxes, net of deferred benefit	7.0%	0.0%
Permanent Differences	-21.0%	1.2%
Penalties / Other	0.3%	-0.8%

Total Provision for Income Taxes	-32.4%	-1.4%

As the Company operates in the legal cannabis industry, the Company is subject to the limits of IRC Section 280E for U.S. federal income tax purposes under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. However, the State of California does not conform to IRC Section 280E and, accordingly, the Company deducts all operating expenses on its California Franchise Tax Returns.

For the years ended December 31, 2022 and 2021, the Company has no uncertain tax positions.

The Company’s evaluation of tax positions was performed for those tax years which remain open for audit. The Company may from time to time, be assessed interest or penalties by the taxing authorities, although any such assessments historically have been minimal and immaterial to the Company’s financial results. In the event the Company is assessed for interest and/or penalties, such amounts will be classified as income tax expense in the financial statements.

As of December 31, 2022, the Company’s federal tax returns since 2018 and state tax returns since 2017 are still subject to adjustment upon audit. No tax returns are currently being examined by any taxing authorities. While it is reasonably possible that certain portions of the unrecognized tax benefit may change from a lapse in applicable statute of limitations, it is not possible to reasonably estimate the effect of any amount of such a change to previously recorded uncertain tax positions in the next 12 months.

The Company has income tax net operating loss (“NOL”) carryforwards related its U.S operations of approximately $nil for federal and approximately $nil for state. State NOL’s do not expire until 2041.

The Company assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended December 31, 2022. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth. On the basis of this evaluation, as of December 31, 2022, no valuation allowance been recorded to recognize only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth.

F-2-33

Gold Flora, LLC Notes to Consolidated Financial Statements

16.	SEGMENT REPORTING

The Company operates in three segments: wholesale, retail, and management. The below table presents financial information by type for the years ended December 31, 2022 and 2021:

	2022	2021
Total Assets
Wholesale	$34,027,773	$50,967,491
Retail	33,139,253	33,777,683
Management	191,528,246	209,523,611
Less: Intercompany	(96,769,508)	(118,365,748)

Total Assets	$161,925,764	$175,903,037

	2022	2021
Revenues, net
Wholesale	$10,944,249	$13,389,450
Retail	54,714,894	11,032,853

Total Revenues	$65,659,143	$24,422,303

	2022	2021
Depreciation and Amortization Expense
Wholesale	$2,047,858	$1,214,389
Retail	1,557,065	383,310
Management	4,801,374	251,375

Total Depreciation and Amortization	$8,406,297	$1,849,074

	2022	2021
Interest Expense
Wholesale	$789,916	$3,149,547
Retail	454,172	453,761
Management	19,462,389	5,585,173

Total Interest Expense	$20,706,477	$9,188,481

	2022	2021
Income Tax Expense
Retail	5,261,582	215,946

Total Income Tax Expense	$5,261,582	$215,946

F-2-34

Gold Flora, LLC Notes to Consolidated Financial Statements

17.	SUBSEQUENT EVENTS

On February 22, 2023, Gold Flora entered into a definitive business combination agreement to combine Gold Flora and The Parent Company (NEO: GRAM.U) (OTCQX: GRAMF) in an all-stock merger. The combined company will operate as Gold Flora Corporation (“GFC”). Gold Flora unit holders will own approximately 51% and The Parent Company shareholders will own approximately 49%, of the outstanding common equity of GFC on a pro forma basis upon consummation of the Business Combination. Under the terms of the Merger Agreement, holders of Gold Flora units will receive 1.5233 GFC shares for each Gold Flora unit held, and The Parent Company shareholders will receive 1.000 GFC share for each The Parent Company share held resulting in the issuance of an aggregate of approximately 312,138,271 GFC shares. The target close of the transaction is third quarter 2023 and is subject to regulatory and shareholder approval.

On February 22, 2023, Gold Flora entered into a Working Capital Facility Agreement with The Parent Company, whereas The Parent Company would lend Gold Flora up to $5,000,000 in principle. As of April 17, 2023, the amount drawn and outstanding for loan is $3,333,333.

Subsequent events were analyzed through April 17, 2023, the date the consolidated financial statements were available to be issued.

F-2-35

Gold Flora, LLC

Consolidated Financial Statements

As of and for the years ended December 31, 2021 and 2020

F-2-36

Report of Independent Registered Public Accounting Firm

To the Members

Gold Flora, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Gold Flora, LLC (the “Company”) as of December 31, 2021 and 2020, and the related consolidated statements of operations, members’ deficit, and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has an accumulated deficit, recurring losses, net liability position and negative cash flows from operations indicated by historical financial statements. It appears these principal conditions or events, considered in the aggregate, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on the entity’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Macias, Gini, and O’Connell LLP

/s/ Macias, Gini, and O’Connell LLP

We have served as the Company's auditor since 2021 Irvine, California

February 21, 2023

PCAOB ID: 324

Macias Gini & O’Connell LLP 111 Pacifica Suite 300

Irvine, CA 92618

Macias Gini & O’Connell LLP 111 Pacifica Suite 300 Irvine, CA 92618	www.mgocpa.com

F-2-37

Gold Flora, LLC

Consolidated Balance Sheets

As of December 31, 2021 and 2020

	2021	2020
ASSETS
Current Assets:
Cash and Cash Equivalents	$17,455,239	$2,379,459
Accounts Receivable, Net	1,802,937	646,711
Inventory	10,791,232	3,321,342
Notes Receivable	1,743,870	-
Prepaid Expenses and Other Current Assets	4,225,894	118,847
Total Current Assets	36,019,172	6,466,359
Non-Current Assets:
Property and Equipment, Net	74,745,304	20,223,051
Intangible Assets, Net	40,890,417	-
Goodwill	11,067,896	-
Operating Lease Right-of-Use Assets	10,391,605	1,358,579
Deposits	2,788,643	545,007
Total Non-Current Assets	139,883,865	22,126,637
TOTAL ASSETS	$175,903,037	$28,592,996
LIABILITIES AND MEMBERS’ DEFICIT
LIABILITIES :
Current Liabilities:
Accounts Payable and Accrued Liabilities	$16,961,772	$3,790,700
Current Portion of Acquisition Payable	10,111,359	-
Accrued Interest	1,580,159	632,720
Taxes Pay able	3,359,114	1,075,067
Due to Related Party	1,720,000	420,000
Current Portion of Notes Payable	5,526,254	941,386
Current Portion of Convertible Notes Payable	-	434,500
Current Portion of Operating Lease Liabilities	430,229	78,839
Current Portion of Finance Lease Liabilities	104,277	133,176
Total Current Liabilities	39,793,164	7,506,388
Non-Current Liabilities:
Notes Payable, Net of Current Portion	21,086,373	4,092,525
Convertible Notes Payable, Net of Current Portion	29,707,862	11,606,257
Acquisition Payable, Net of Current Portion	13,592,000	-
Operating Lease Liabilities, Net of Current Portion	10,257,974	1,377,236
Finance Lease Liabilities, Net of Current Portion	58,302,653	14,670,054
Preferred Distributions Payable	6,126,884	4,557,937
Deferred Tax Liability	432,021	-
Security Deposits	20,000	120,000
Total Non-Current Liabilities	139,525,767	36,424,009
TOTAL LIABILITIES	179,318,931	43,930,397
COMMITMENTS AND CONTINGENCIES MEMBERS ' DEFICIT
Member's Equity	40,674,409	11,576,292
Accumulated Deficit	(44,463,327)	(27,395,183)

TOTAL MEMBERS' DEFICIT ATTRIBUTABLE TO THE COMPANY	(3,788,918)	(15,818,891)
Non-Controlling Interest	373,024	481,490
TOTAL MEMBERS ' DEFICIT	(3,415,894)	(15,337,401)
TOTAL LIABILITIES AND MEMBERS ’ DEFICIT	$175,903,037	$28,592,996

F-2-38

Gold Flora, LLC

Consolidated Statements of Operations

For the Years Ended December 31, 2021 and 2020

	2021	2020
Revenues	$24,422,303	$18,241,162
Cost of Goods Sold	22,292,474	17,604,415
Gross Profit	2,129,829	636,748
Operating Expenses:
Selling, General, and Administrative	8,192,047	5,803,050
Total Operating Expenses	8,192,047	5,803,050
Operating Loss	(6,062,218)	(5,166,303)
Other Expense:
Interest Expense, Net	9,188,481	6,516,583
Other Expense (Income)	141,019	(153,654)
Net Loss Before Income Taxes	(15,391,718)	(11,529,232)
Income Taxes	(215,946)	-
Net Loss	(15,607,664)	(11,529,232)
Net Loss Attributable to Non-Controlling Interest	(108,466)	(98,979)
Net Loss Attributable to Gold Flora, LLC.	$(15,499,198)	$(11,430,253)
Dividend on Preferred Stock	$(1,568,947)	$(1,605,682)
Net Loss Attributable to Gold Flora, LLC.	$(17,068,145)	$(13,035,935)
Net Loss Per Member Unit	$(0.30)	$(0.27)
Weighted Average Number of Units Outstanding	56,661,789	47,663,955

F-2-39

Gold Flora, LLC

Consolidated Statements of Changes in Members’ Deficit

For the Years Ended December 31, 2021 and 2020

	Number of Units						Total Members' Deficit Attributable
	Class B		Class C	Class E			to	Non-	Total
	Founder Units	Investor Units	Investor Units	Participation Units	Members' Capital	Accumulated Deficit	Gold Flora LLC	controlling Interest	Members' Deficit
BALANCE AS OF DECEMBER 31, 2019	34,129,000	9,871,000	-	3,309,544	$10,733,050	$(14,359,248)	$(3,626,198)	$580,469	$(3,045,729)
Issuance Costs	-	-	-	-	(4,635)	-	(4,635)	-	(4,635)
Contributions	-	-	-	-	255,487	-	255,487		255,487
Accrued Preferred Distribution to Members	-	-	-	-	-	(1,605,682)	(1,605,682)	-	(1,605,682)
Members Share Based Compensation, Net	-	-	-	440,000	592,390	-	592,390	-	592,390
Net Loss	-	-	-	-	-	(11,430,253)	(11,430,253)	(98,979)	(11,529,232)
BALANCE AS OF DECEMBER 31, 2020	34,129,000	9,871,000	-	3,749,544	$11,576,292	$(27,395,182)	$(15,818,890)	$481,490	$(15,337,401)
Distributions	-	-	-	-	(29,513)	-	(29,513)	-	(29,513)
Contributions	-	-	-	-	5,700,743	-	5,700,743		5,700,743
Equity Component of Convertible Debt	-	-	-	-	4,436,587	-	4,436,587		4,436,587
Accrued Preferred Distribution to Members	-	-	-	-	-	(1,568,947)	(1,568,947)	-	(1,568,947)
Fair Value of Equity Issued for Asset Acquisition, net of costs	-	-	8,694,421	-	8,314,456	-	8,314,456		8,314,456
Fair Value of Equity Issued for Business Combinations	-	-	4,008,000	-	10,093,520	-	10,093,520	-	10,093,520
Share Based Compensation	-	-	-	600,000	582,324	-	582,324	-	582,324
Net Loss	-	-	-	-	-	(15,499,198)	(15,499,198)	(108,466)	(15,607,664)
BALANCE AS OF DECEMBER 31, 2021	34,129,000	9,871,000	12,702,421	4,349,544	$40,674,409	$(44,463,327)	$(3,788,918)	$373,024	$(3,415,894)

F-2-40

Gold Flora, LLC

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2021 and 2020

CAS H FLOWS FROM OPERATING ACTIVITIES :	2021	2020
Net Loss	$(15,607,664)	$(11,529,232)
Adjustments to Reconcile Net Loss to Net Cash Used In Operating Activities:
Depreciation and Amortization	1,849,074	1,631,570
Noncash Operating Lease Expense	199,102	35,214
Noncash Interest Expense on Finance Leases Added to Principle	1,589,692	212,729
Debt Discount Amortization	578,858	543,302
Debt Issue Cost Amortization	3,366,362	2,925,716
Share-Based Compensation	582,324	592,390
Bad Debt Expense	175,683	98,791
Loss on Disposal of Property and Equipment	-	18,121
Change in Operating Assets and Liabilities:
Accounts Receivable	(569,218)	773,241
Prepaid Expenses and Other Current Assets	(2,754,090)	161,253
Security Deposits	(1,769,566)	2,156,133
Inventory	(1,379,508)	(802,491)
Accounts Pay able and Accrued Liabilities	3,398,190	1,013,740
Accrued Interest and Taxes Pay able	1,155,601	1,082,173
NET CASH USED IN OPERATING ACTIVITIES	(9,185,160)	(1,087,350)
CASH FLOWS FROM INVES TING ACTIVITIES :
Cash Paid for Acquisitions, Net of Cash Acquired	(2,056,182)	-
Cash Received from Asset Purchase	7,102,441	-
Receipt of Cash from Notes Receivable	993,634	-
Purchase of Property and Equipment and Construction Costs	(7,556,208)	(5,630,903)
NET CASH USED IN INVESTING ACTIVITIES	(1,516,315)	(5,630,903)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Convertible Notes, Net of Issue Costs	18,737,330	-
Proceeds from Related Party Loan	1,300,000	420,000
Repayment of Notes	(75,078)	(32,943)
Proceeds from Notes	460,436	941,386
Principal Repayments of Finance Lease Liability	(351,921)	(63,807)
Contributions	3,000,000	255,487
Distributions	(29,513)	-
Issuance Costs	-	(4,635)
Lease Incentive Payments Received	2,736,000	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	25,777,254	1,515,488
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	15,075,780	(5,202,765)
Cash and Cash Equivalents, Beginning of Year	2,379,459	7,582,224
CAS H AND CAS H EQUIVALENTS , END OF YEAR	$17,455,239	$2,379,459
SUPPLEMENTAL DISCLOS URE FOR CAS H FLOW INFORMATION:
Cash Paid for Interest	$4,295,822	$2,211,088
Cash Paid for Taxes	$215,946	$27,600
NON-CASH INVESTING AND FINANCING ACTIVITIES:
Obtaining a Property and Equipment in Exchange for a Finance Lease Liability	$51,000,000	$1,175,533
Members Contribution - Lease Derecognition	$2,700,743	$-
Disposal of Property And Equipment for Finance Lease	$-	$41,279
Property and Equipment Acquired in Exchange for Security Deposit	$-	$393,122
Equity Component of Convertible Debt	$4,436,587	$-
Accretion of Dividends Payable	$1,568,947	1,605,682
Equity Interest Issued for Business Combination	10,093,520	-
Notes Payable and Other Liabilities Issued for Business Combination	44,878,091	-
Fair Value of LLC Units and Warrants issued for Non-Cash Asset Purchase	1,212,015	-

F-2-41

Gold Flora, LLC Notes to Consolidated Financial Statements

1. NATURE OF OPERATIONS

Gold Flora, LLC (“Gold Flora” or the “Company”) is a California limited liability company that was formed on November 15, 2016 and is a vertically integrated single-state operator that, through various subsidiaries, has cultivation, manufacturing, distribution and retail operations in California. While the nature of the Company’s operations is legalized and approved by the State of California, it is considered to be an illegal activity under the Controlled Substances Act of the United States of America (the “CSA”). Accordingly, certain additional risks and uncertainties are present as discussed in the following notes.

On October 1, 2019, the Company and GF Distribution LLC, a subsidiary, entered into an asset purchase and contribution agreement to purchase substantially all assets of Shelf Life Inc. (“SLI”). SLI sold its assets to GF Distribution in exchange to GF Distribution’s obligation to pay up to $5.2 million in cash and SLI contributed the goodwill related to the assets in exchange for a 3.1% membership interest in GF Distribution (represented by 31 Class B membership interests of GF Distribution LLC). The transaction closed on October 1, 2019 as evidenced by the executed Bill of Sale. The Company’s registered office is located at 3165 Red Hill Avenue, Costa Mesa, CA 92626.

On January 11, 2021, the Company entered into an asset contribution agreement to purchase substantially all assets of Stately, a Canadian based company focused on the development and acquisition of cannabis brands in the U.S. Stately contributed primarily cash and a note receivable for an aggregate total of $8,314,456, net of issuance costs. In exchange, the Company issued 8,694,421 Class C units along with a warrant to purchase 2,741,359 Class C units (See Note 6).

On September 30, 2021, the Company closed in one transaction the acquisition of Higher Level of Care Hollister, Inc. and Higher Level of Care, Seaside, Inc. (“Higher Level of Care”). Total consideration was $26,712,732 with $8,792,732 paid in cash, $7,328,000 paid via equity rights in Gold Flora LLC, and $10,592,000 paid via a secured note payable to the sellers of Higher Level of Care (See Note 5).

On December 31, 2021, the Company closed on the acquisition of Captain Kirk Services, Inc. dba Airfield Supply Co. (“Airfield”). Total consideration was $36,458,879 with $10,111,359 to be paid in cash, $2,765,520 paid via Class C units issued by Gold Flora, and $9,990,000 paid via a secured note payable to the sellers of Airfield and a potential earnout of $13,592,000 (See Note 5).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Statement of Compliance

The consolidated financial statements as of December 31, 2021 and 2020 (the “Consolidated Financial Statements”), have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Basis of Measurement

These consolidated financial statements have been prepared on the going concern basis, under the historical cost convention, except for certain financial instruments that are measured at fair value as described herein.

Going Concern

Historically, the Company’s primary source of liquidity has been its operations, capital contributions made by members and debt financing. The Company is currently meeting its current operational obligations as they become due from its current working capital and from operations. However, the Company has sustained losses since inception and may require additional capital in the future. As of and for the years ended December 31, 2021 and 2020, the Company had a total members’ deficit of $3,788,918 and $15,818,891, respectively, a net loss attributable to the Company of $17,068,145 and $13,035,935, respectively and net cash used in operating activities of $9,185,160 and $1,087,350, respectively. Because of these factors, there is substantial doubt about the Company’s ability to continue as a going concern.

As of December 31, 2021 and 2020, the accompanying consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from uncertainty related to substantial doubt about the Company’s ability to continue as a going concern.

The Company plans to reduce operating expenses through various strategic initiatives and aggressive cost-cutting measures and raise additional debt financing if needed to help fund operations. However, there can be no assurance that the Company will be successful in achieving its objectives.

F-2-42

Gold Flora, LLC Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Functional and Presentation Currency

The Company’s functional currency, as determined by management, is the United States (“U.S.”) dollar. These consolidated financial statements are presented in U.S. dollars.

Basis of Consolidation

The consolidated financial statements for the years ended December 31, 2021, and 2020 include the accounts of the Company, its wholly-owned subsidiaries, and its partially-owned subsidiaries on a consolidated basis after elimination of intercompany transactions and balances.

The following are the Company’s wholly owned subsidiaries that are included in these consolidated financial statements as of and for the years ended December 31, 2021 and 2020:

Entity	2021	2020
Gold Flora LLC	N/A	N/A
Black Lion Farms LLC	100%	100%
Black Lion Labs LLC	100%	100%
GF Distribution LLC	97%	97%
Gold Flora Partners, LLC	100%	100%
Gold Flora Partners Costa Mesa, LLC	100%	N/A
Gold Flora Partners Corona, LLC	100%	N/A
Gold Flora Acquisition Fund 1, LLC	100%	N/A
Higher Level of Care Seaside, Inc.	100%	N/A
Higher Level of Care Hollister, Inc.	100%	N/A
Captain Kirk Services, Inc.	100%	N/A

Non-controlling Interests

Non-controlling interests (“NCI”) represent equity interests owned of the Company’s subsidiaries by outside parties. NCI may be initially measured at fair value or at the NCI’s proportionate share of the recognized amounts of the acquiree’s identifiable net assets. The choice of measurement is made on a transaction-by-transaction basis. Gold Flora elected to measure each NCI at its proportionate share of the recognized amounts of the acquiree’s identifiable net assets. The share of net assets attributable to NCI are presented as a component of equity. Their share of net income or loss and comprehensive income or loss is recognized directly in equity. Total comprehensive income or loss of subsidiaries is attributed to the shareholders of the Company and to the NCI, even if this results in the NCI having a deficit

Cash and Cash Equivalents

Cash and cash equivalents include cash deposits in financial institutions, other deposits that are readily convertible into cash, with original maturities of three months or less, and cash on-hand held at the Company’s locations.

Accounts Receivable

Accounts receivable are recorded net of an allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers and individual customer circumstances. For the years ended December 31, 2021 and 2020 the Company recorded approximately $403,000 and $259,000, respectively, in allowance for doubtful accounts and wrote off approximately $176,000 and $99,000 during each respective period.

F-2-43

Gold Flora, LLC Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories

Inventory is comprised of raw materials, finished goods and work-in-process such as pre- harvested cannabis plants and by-products to be extracted. The costs of growing cannabis, including but not limited to labor, utilities, nutrition and supplies, are capitalized into inventory. All direct and indirect costs related to inventory are capitalized when incurred, and subsequently recorded as cost of goods sold in the consolidated statements of operations upon sale.

Raw materials and work-in-process is stated at the lower of cost or net realizable value, determined using the weighted average cost. Finished goods inventory is stated at the lower of cost or net realizable value, with cost being determined on the first-in, first- out (“FIFO”) method of accounting. Net realizable value is determined as the estimated selling price in the ordinary course of business less estimated costs to sell.

The Company periodically reviews physical inventory for excess, obsolete, and potentially impaired items and reserves. The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventory is written down to net realizable value. Packaging and supplies are initially valued at cost. The reserve estimate for excess and obsolete inventory is based on expected future use. The reserve estimates have historically been consistent with actual experience as evidenced by actual sale or disposal of the goods. As of December 31, 2021 and 2020, the Company determined that no reserve was necessary. Shipping and handling costs are recorded as a component of costs of goods sold.

Property and Equipment

Property and equipment are stated at cost, including capitalized borrowing costs, net of accumulated depreciation and impairment losses, if any. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods:

Machinery and Equipment	3 - 10 years
Furniture and Fixture	3 - 4 years
IT Equipment	2 - 3 years
Leasehold Improvements	Shorter of Lease Term or Economic Life
Vehicle	5 years

The assets’ residual values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively if appropriate. An item of equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on de-recognition of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in operations in the year the asset is derecognized.

Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of an entity over the fair value of the net tangible and identifiable intangible assets acquired. Goodwill is either assigned to a specific reporting unit or allocated between reporting units based on the relative fair value of each reporting unit.

Goodwill is not subject to amortization and is tested annually for impairment, or more frequently if events or changes in circumstances indicate that they might be impaired. The Company reviews goodwill, annually, for impairment or more frequently if events or circumstances indicate that the carrying value may not be recoverable. An impaired asset is written down to its estimated fair value based on the most recent information available. The Company assesses the fair values of its reporting units for goodwill testing purposes, using an income-based approach. Under the income approach, fair value is based on the present value of estimated future cash flows. The income approach is dependent on a number of factors, including forecasted revenues and expenses, appropriate discount rates and other variables. The annual impairment review utilizes the estimated fair value of the overall reporting unit and compares the estimated fair values to the carrying values as of the testing date. If the carrying value of the reporting unit exceeds the fair values, with the excess being the impairment charge. No impairment charge was recognized during the year ended December 31, 2021 and 2020.

F-2-44

Gold Flora, LLC Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deposits

Deposits mainly represent advance payment on purchases of property and equipment and advance payment on leased properties.

Related Parties

The Company follows FASB Accounting Standards Codification (“ASC”) subtopic 850-10, “Related Party Disclosures”, for the identification of related parties and disclosure of related party transactions. Material related party transactions are required to be disclosed in the financial statements, other than compensation arrangements, expense allowances and other similar items in the ordinary course of business. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which a statement of operations is presented and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which a statement of operations is presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Convertible Notes Payable

The Company evaluates and accounts for conversion options embedded in its convertible instruments in accordance with ASC 815, “Accounting for Derivative Instruments and Hedging Activities” (“ASC 815”). ASC 815 generally provide three criteria that, if met, require companies to bifurcate conversion options from their host instruments and account for them as free-standing derivative financial instruments. These three criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host   contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not remeasured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. Professional standards also provide an exception to this rule when the embedded features meet the criteria of contracts in an entity’s own equity in ASC 815-40. The Company’s convertible notes payable met the exception described above.

The Company accounts for convertible instruments (when it has determined that the embedded conversion options should not be bifurcated from their host instruments) in accordance ASC 470, “Accounting for Convertible Securities with Beneficial Conversion Features”, as those professional standards pertain to “Certain Convertible Instruments”. Accordingly, the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their earliest date of redemption. The Company also records when necessary deemed dividends for the intrinsic value of conversion options embedded in preferred shares based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. ASC 815 provides that generally, if an event that is not within the entity’s control could or require net cash settlement, then the contract shall be classified as an asset or a liability.

Warrants

The Company classified its warrants as either liability or equity instruments in accordance with ASC 480, “Distinguishing Liabilities from Equity” (ASC 480) and ASC 815, “Derivatives and Hedging” (ASC 815), depending on the specific terms of the warrant agreement. The fair value of all warrants issued are determined by using the Black-Scholes Option Pricing valuation technique and were assigned based on the relative fair value of financial instruments issued, debt and the warrants. All of the Company’s warrants were classified as equity instruments.

F-2-45

Gold Flora, LLC Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Leases

The Company accounts for its leases in accordance with ASU 2016-02, “Leases (Topic 842)” (“ASC 842”). In addition, the Company elected accounting policy elections to exclude from the consolidated balances the right-of-use (“ROU”) assets and lease liabilities related to short-term leases, which are those leases with a lease term of twelve months or less that do not include an option purchase the underlying lease asset that the Company is reasonably certain to exercise and to not separate leases and non- lease components. The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease ROU assets and accrued obligations under operating lease (current and non-current) liabilities in the Consolidated Balance Sheets. Finance lease ROU assets are included in property and equipment, net and finance lease obligations are included under finance lease (current and non-current) liabilities in the Consolidated Balance Sheets. Leases with an initial term of 12 months or less are not recorded on the Consolidated Balance Sheets and are expensed in the Consolidated Statements of Operations on the straight-line basis over the lease term.

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets are classified as a finance lease or an operating lease. A finance lease is a lease in which 1) ownership of the property transfers to the lessee by the end of the lease term; 2) the lease grants the lessee an option to purchase the underlying asset that the lessee is reasonably certain to exercise; 3) the lease is for a major part of the remaining economic life of the underlying asset; or 4) the present value of the sum of the lease payments and any residual value guaranteed by the lessee that is not already included in the lease payments equals or exceeds substantially all of the fair value; or 5) the underlying asset is of such a specialized nature that it is expected to have no alternative use to the lessor at the end of the lease term. The Company classifies a lease as an operating lease when it does not meet any one of these criteria. Refer to “Note 7

– Leases” for further discussion.

The Company applies judgment in determining whether a contract contains a lease and if a lease is classified as an operating lease or a finance lease. The Company applies judgement in determining the lease term as the non-cancellable term of the lease, which may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. All relevant factors that create an economic incentive for it to exercise either the renewal or termination are considered. The Company reassesses the lease term if there is a significant event or change in circumstances that is within its control and affects its ability to exercise or not to exercise the option to renew or to terminate. It considers whether the Company can benefit from the ROU asset either on its own or together with other resources and whether the asset is highly dependent on or highly interrelated with another ROU asset.

Income Taxes

Certain of the Company’s subsidiaries are limited liability companies which has elected to be treated as a partnership for income tax purposes with all income tax liabilities and/or benefits of the Company passed- through to its members. As such, no recognition of federal or state income taxes for those subsidiaries have been provided for in the accompanying consolidated financial statements.

For certain subsidiaries of the Company which are corporations, the Company accounts for uncertain tax positions in accordance with Financial Accounting Standards Board (“FASB”) ASC 740-10, “Income Taxes”. The Company recognizes the tax benefit from uncertain tax positions only if it more-likely-than-not that the tax positions will be sustained on examination by the tax authorities, based on the technical merits of the position. The tax benefit is measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company recognizes interest and penalties related to income tax matters in income tax expense. Generally, the Company is subject to examination by U.S. federal (or state and local) income tax authorities for three to four years from the filing of a tax return. The Company does not have any entity level uncertain tax positions.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in the provision for income taxes. The state income tax returns generally remain open for the 2016 tax year through the present.

As the Company operates in the legal cannabis industry, the Company is subject to the limits of Internal Revenue Code Section 280E which the Company is only allowed to include expenses directly related to sales of product.

F-2-46

Gold Flora, LLC Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

Revenue is recognized by the Company in accordance with ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Through application of the standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue under ASU 2014-09, the Company applies the following five (5) steps:

•	Identify a customer along with a corresponding contract;
•	Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;
•	Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;
•	Allocate the transaction price to the performance obligation(s) in the contract; and
•	Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues consist of cultivation, distribution and retail operations of cannabis, which are generally recognized at a point in time when control over the goods have been transferred to the customer and is recorded net of sales discounts. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy. Sales discounts were not material during the years ended December 31, 2021, and 2020.

Revenue is recognized upon the satisfaction of the performance obligation. The Company satisfies its performance obligation and transfers control upon delivery and acceptance by Revenues are disaggregated for the years ended December 31, 2021 and 2020 as follows:

	2021	2020
Distribution	$11,433,849	$8,206,877
Retail	11,032,058	7,686,196
Cultivation	7,342,324	3,252,495
Intercompany sales	(5,386,723)	(904,405)
	$24,422,303	$18,241,162

Employee Profits Interest

The Company applies the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation (“ASC 718”), for accounting for equity instruments exchanged for employee services. Under the provisions of this standard, share-based compensation expense is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense on a straight-line basis over the employee’s requisite service period (generally the vesting period of the equity grant). Changes in these inputs and assumptions can materially affect the measurement of the estimated fair value of award and related share-based compensation expense.

F-2-47

Gold Flora, LLC Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Loss Per Share

The Company calculates loss per share by dividing net loss by the weighted average number of units outstanding during the period.

Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities that are required to be recorded at fair value, the Company considers all related factors of the asset by market participants in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels, and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2—Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

Level 3—Inputs for the asset or liability that are not based on observable market data.

In accordance with the fair value accounting requirements, companies may choose to measure eligible financial instruments and certain other items at fair value. The Company has not elected the fair value option for any eligible financial instruments. There have been no transfers between fair value levels during the years ended December 31, 2021, and 2020.

Financial instruments are measured at amortized cost or at fair value. Financial instruments measured at amortized cost consist of prepaid expenses and other current assets, accounts payable and accrued liabilities, wherein the carrying value approximates fair value due to its short-term nature. Other financial instruments measured at amortized cost include notes payable and other long- term liabilities wherein the carrying value at the effective interest rate approximates fair value as the interest rate for notes payable approximate a market rate for similar instruments offered to the Company.

Commitments and Contingencies

Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

Contingent consideration is measured upon acquisition and is estimated using probability weighting of potential payouts. Subsequent changes in the estimated contingent consideration from the final purchase price allocation are recognized in the Company’s consolidated statement of operations.

Business Combinations

Business combinations are accounted for using the acquisition method. The consideration transferred in a business combination is measured at fair value at the date of  acquisition. Acquisition-related transaction costs are expensed as incurred. Identifiable  assets and liabilities, including intangible assets, of acquired businesses are recorded at their fair value at the date of acquisition. When the Company acquires control of a business, any previously held equity interest also is remeasured to fair value. The excess of the purchase consideration and any previously held equity interest over the fair value of identifiable net assets acquired is goodwill. If the fair value of identifiable net assets acquired exceeds the purchase consideration and any previously held equity interest, the difference is recognized in the Consolidated Statements of Operations immediately as a gain or loss on acquisition (See Note 5).

F-2-48

Gold Flora, LLC Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Contingent consideration is measured at its acquisition-date fair value and included as part of the consideration transferred in a business combination. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with ASC 450, Contingencies, as appropriate, with the corresponding gain or loss being recognized in profit or loss.

Impairment of Other Long-Lived Assets

The Company evaluates the recoverability of other long-lived assets, including property, plant and equipment, and certain identifiable intangible assets, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable. The Company performs impairment tests of indefinite-lived intangible assets on an annual basis or more frequently in certain circumstances. Factors which could trigger an impairment review include significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the assets or the strategy for the overall business, a significant decrease in the market value of the assets or significant negative industry or economic trends.

When the Company determines that the carrying value of long-lived assets may not be recoverable based upon the existence of one or more of the indicators, the assets are assessed for impairment based on the estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the carrying value of an asset exceeds its estimated future undiscounted cash flows, an impairment loss is recorded for the excess of the asset’s carrying value over its fair value. There was no impairment charge related to property, plant and equipment for the years ended December 31, 2021 and 2020.

Significant Accounting Judgments, Estimates and Assumptions

The preparation of the Company’s consolidated financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant judgments, estimates and assumptions that have the most significant effect on the amounts recognized in the consolidated financial statements are described below.

Business Combinations

Classification of an acquisition as a business combination or an asset acquisition depends on whether the assets acquired constitute a business, which can be a complex judgment. Whether an acquisition is classified as a business combination or asset acquisition can have a significant impact on the entries made on and after acquisition.

In determining the fair value of all identifiable assets, liabilities and contingent liabilities acquired, the most significant estimates relate to contingent consideration and intangible assets. Management exercises judgement in estimating the probability and timing of when earn-outs are expected to be achieved which is used as the basis for estimating fair value. For any intangible asset identified, depending on the type of intangible asset and the complexity of determining its fair value, an independent valuation expert or management may develop the fair value, using appropriate valuation techniques, which are generally based on a forecast of the total expected future net cash flows. The evaluations are linked closely to the assumptions made by management regarding the future performance of these assets and any changes in the discount rate applied (See Note 5).

Inventories

The net realizable value of inventories represents the estimated selling price for inventories in the ordinary course of business, less all estimated costs of completion and costs necessary to make the sale. The determination of net realizable value requires significant judgment, including consideration of factors such as shrinkage, the aging of and future demand for inventory, expected future selling price the Company expects to realize by selling the inventory, and the contractual arrangements with customers. Reserves for excess and obsolete inventory are based upon quantities on hand, projected volumes from demand forecasts and net realizable value. The estimates are judgmental in nature and are made at a point in time, using available information, expected business plans, and expected market conditions. As a result, the actual amount received on sale could differ from the estimated value of inventory. Periodic reviews are performed on the inventory balance. The impact of changes in inventory reserves is reflected in cost of goods sold.

F-2-49

Gold Flora, LLC Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Goodwill Impairment

Goodwill is tested for impairment annually and whenever events or changes in circumstances indicate that the carrying amount of goodwill has been impaired. In order to determine if the value of goodwill has been impaired, the reporting unit to which goodwill has been assigned or allocated must be valued using present value techniques. When applying this valuation technique, the Company relies on a number of factors, including historical results, business plans, forecasts and market data. Changes in the conditions for these judgments and estimates can significantly affect the assessed value of goodwill.

The Company determines goodwill impairment in accordance with Accounting Standards Update (“ASU”) 2017-04 (Topic 35), “Intangibles - Goodwill and Other: Simplifying the Test for Goodwill Impairment”, which measures the impairment of goodwill by comparing a reporting unit’s carrying amount to the estimated fair value of the reporting unit. If the carrying amount of a reporting unit is in excess of its fair value, the Company recognizes an impairment charge equal to the amount in excess.

Determination of Reporting Units

The Company’s assets are aggregated into five reportable segments (distribution, cultivation, retail, extraction and management) which is how the Company’s chief operating decision maker, which is considered the Chief Executive Officer of the Company, manages the business and makes operating decisions. The Company analyzed its reporting units by first reviewing the operating segments and further analyzed for segment managers for potential further disaggregation.

Consolidation

Judgment is applied in assessing whether the Company exercises control and has significant influence over entities in which the Company directly or indirectly owns an interest. The Company has control when it has the power over the subsidiary, has exposure or rights to variable returns, and has the ability to use its power to affect the returns. Significant influence is defined as the power to participate in the financial and operating decisions of the subsidiaries. Where the Company is determined to have control, these entities are consolidated. Additionally, judgment is applied in determining the effective date on which control was obtained.

Allowance for Uncollectible Accounts

Management determines the allowance for uncollectible accounts by evaluating individual receivable balances and considering accounts and other receivable financial condition and current economic conditions. Accounts receivable and financial assets recorded in other receivables are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded as income when received. All receivables are expected to be collected within one year of the balance sheet date.

Stock-Based Payments

Valuation of stock-based compensation and warrants requires management to make estimates regarding the inputs for option pricing models, such as the expected life of the award, the volatility of the Company’s stock price, the vesting period of the award and the risk-free interest rate. Actual results could differ from those estimates. The estimates are considered for each new grant of profit interests, or warrants.

Fair Value of Financial Instruments

The individual fair values attributed to the different components of a financing transaction, warrants, are determined using valuation techniques. The Company uses judgment to select the methods used to make certain assumptions and in performing the fair value calculations in order to determine (a) the values attributed to each component of a transaction at the time of their issuance; (b) the fair value measurements for certain instruments that require subsequent measurement at fair value on a recurring basis; and (c) for disclosing the fair value of financial instruments. These valuation estimates could be significantly different because of the use of judgment and the inherent uncertainty in estimating the fair value of these instruments that are not quoted in an active market.

F-2-50

Gold Flora, LLC Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New and Revised Standards

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, Financial Instruments—Credit Losses (Topic 326) Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”) effective from December 15, 2022 for non-public business entities, which replaces the incurred loss model with a current expected credit loss (“CECL”) model and requires consideration of a broader range of reasonable and supportable information to explain credit loss estimates. This standard applies to financial assets, measured at amortized cost, including loans, held-to-maturity debt securities, net investments in leases and trade accounts receivable. The guidance must be adopted using a modified retrospective transition method through a cumulative-effect adjustment to retained earnings in the period of adoption. The Company is currently evaluating the adoption date and impact, if any, adoption will have on the Company’s consolidated financial statements.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740)—Simplifying the Accounting for Income Taxes, which is intended to simplify various aspects related to accounting for income taxes (“ASU 2019-12”). ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. ASU 2019-12 is effective for the Company beginning January 1, 2021. The Adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

In January 2020, the FASB issued ASU 2020-01, Investments—Equity Securities (Topic 321), Investments—Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (“ASU 2020-01”), which is intended to clarify the interaction of the accounting for equity securities under Topic 321 and investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. ASU 2020-01 is effective for the Company beginning January 1, 2021. The Adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

On August 5, 2020, the FASB issued ASU No. 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity, to improve financial reporting associated with accounting for convertible instruments and contracts in an entity’s own equity. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. The Company is currently evaluating the adoption date and impact, if any, adoption will have on the Company’s consolidated financial statements.

Coronavirus Pandemic

In March 2020, the World Health Organization categorized coronavirus disease 2019 (“COVID-19”) as a pandemic. COVID-19 continues to spread throughout the U.S. and other countries across the world, and the duration and severity of its effects are currently unknown. The Company continues to implement and evaluate actions to strengthen its financial position and support the continuity of its business and operations.

The Company’s consolidated financial statements presented herein reflect estimates and assumptions made by management that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenue and expenses during the periods presented. Such estimates and assumptions affect, among other things, the Company’s long-lived assets; operating lease right of use assets and operating lease liabilities; the allowance for doubtful accounts; assessment of the Company’s lease and non-lease contract expenses; and measurement of compensation cost for bonus and other compensation plans. While the Company’s revenue, gross profit and operating loss were not impacted during 2020, the uncertain nature of the spread of COVID-19 and its variants and the uncertainty of the impact of nationwide vaccine programs may impact the Company’s business operations for reasons including the potential quarantine of the Company’s employees or those of its supply chain partners, and the Company’s continued designation as an “essential” business in states where the Company does business that currently or in the future impose restrictions on business operations. The estimates and assumptions used in the consolidated financial statements for the year ended December 31, 2021 and 2020 include but are not limited to certain judgmental reserves requiring management to make estimates based on current information. The carrying value of the Company’s goodwill and other long-lived assets may change in future periods as the expected impacts from COVID-19 are revised, resulting in further potential impacts to the Company’s financial statements.

F-2-51

Gold Flora, LLC Notes to Consolidated Financial Statements

3. INVENTORY

As of December 31, 2021 and 2020, inventory consists of the following:

	2021	2020
Raw Materials	$478,726	$98,121
Work in Progress	4,436,651	825,949
Finished Goods	5,875,855	2,397,272
Total Inventory	$10,791,232	$3,321,342

4. PROPERTY, PLANT AND EQUIPMENT

As of December 31, 2021 and 2020, property, plant and equipment consist   of the following:

	2021	2020
Machinery and Equipment	$4,268,150	$2,024,734
IT Equipment	2,248,827	252,168
Vehicle	607,783	133,863
Leasehold Improvements	13,976,182	5,249,640
Furniture and Fixtures	414,382	177,685
Assets Under Construction	5,690,661	1,333,273
Finance Lease Asset	54,207,112	13,477,625
Total Property and Equipment, Gross	81,413,097	22,648,987
Less: Accumulated Depreciation and Amortization	(6,667,793)	(2,425,936)
Total Property and Equipment, Net	$74,745,304	$20,223,051

Assets under construction represent construction in progress related to both cultivation, distribution and extraction facilities not yet completed or otherwise not ready for use.

Depreciation and amortization expense for the years ended December 31, 2021 and 2020 totaled $1,489,491, and $1,631,570, respectively of which $1,045,811 and $549,478, respectively, is included in cost of goods sold. As of December 31, 2021 and 2020, included in property and equipment are right-of-use assets under finance leases of $54,207,112 and $11,862,999, respectively. As of December 31, 2021 and 2020, included in accumulated depreciation and amortization are right-of-use assets accumulated amortization under finance leases of $1,050,315 and $1,614,626, respectively. For further information regarding these transactions (See Note 9)

5. BUSINESS ACQUISITIONS

Airfield Acquisition

Effective December 31, 2021, the Company entered into an acquisition agreement with Captain Kirk Services, Inc. and Ambassador Assets LLC (together “Airfield) for $36,458,879, consisting of $10,111,359 to be paid in cash in February 2022, $9,990,000 to be paid over time in the form of a promissory note (See Note 10), $2,765,520 in value of the Company’s equity and an earn-out payment, not to exceed $14,832,000 (fair value of $13,592,000). The earn-out is to be paid in the event that the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) exceeds the EBITDA threshold agreed upon by the Airfield and the Company. The earn-out payment is to be paid no later than June 2023 and as follows: 28% in cash, 36% in the Company’s stock, and 36% as a promissory note. Included in the agreement, the Company has an option to purchase from the sellers Runway Services, Inc. for an amount to be determined by an agreed upon calculation as defined in the agreement in the event Runway Services, Inc. obtains a cannabis permit. The option expires December 31, 2023. As of the date of this report, the purchase of Runway Services, Inc. has not been completed. The transaction was completed for the expansion of the Company’s retail footprint in the state of California. Transaction costs expensed in connection with this transaction was approximately $200,000.

F-2-52

Gold Flora, LLC Notes to Consolidated Financial Statements

5. BUSINESS ACQUISITIONS (Continued)

Higher Level Care Acquisition

Effective September 30, 2021, the Company entered into an acquisition agreement with DJSTP-NV, LLC, MSAA Holly LLC, VC Hollister LLC, J Smith Holdings LLC, Higher Level of Care Hollister, Inc., and Higher Level of Care Seaside (together “Higher Level of Care”) for $26,712,732, consisting of $8,792,732 paid in cash, $10,592,000 to be paid over time in the form of a promissory note (See Note10) and $7,328,000 in value of the Company’s equity. The transaction was completed for the expansion of the Company’s retail footprint in the state of California. Transaction costs expensed in connection with this transaction was approximately $150,000.

The acquisitions noted below were accounted for in accordance with ASC 805 “Business Combinations”, accordingly, the allocation of purchase price of business acquisitions completed during the year ended December 31, 2021 is as follows:

	Airfield Acquisition	Higher Level Care Acquisition	Total
Promissory Note	$9,990,000	$10,592,000	$20,582,000
Cash Paid or Payable	10,111,359	8,792,732	18,904,091
Earnout Payable	13,592,000	-	13,592,000
Fair Value of Equity Interests	2,765,520	7,328,000	10,093,520
Total Consideration	$36,458,879	$26,712,732	$63,171,611
Cash and Cash Equivalents	1,147,561	4,996,257	6,143,818
Accounts Receivable	684,262	78,429	762,691
Note Receivable	1,551,225	-	1,551,225
Inventory	3,996,231	2,094,151	6,090,382
Operating Lease Right-of-Use Assets	7,098,754	2,091,024	9,189,778
Prepaid Expenses and Other Current Assets	1,309,305	17,916	1,327,221
Property and Equipment, Net	5,618,223	506,642	6,124,864
Deposits	555,570	18,500	574,070
Intangible Assets:
Trade Name	3,100,000	2,700,000	5,800,000
Licenses	17,700,000	17,300,000	35,000,000
Non-Compete	250,000	200,000	450,000
Accounts Pay able and Accrued Liabilities	(5,034,892)	(4,145,258)	(9,180,150)
Taxes Pay able	-	(2,075,885)	(2,075,885)
Deferred Tax Liability	(432,021)	-	(432,021)
Debt	-	(32,500)	(32,500)
Operating Lease Liabilities	(7,098,754)	(2,091,024)	(9,189,778)
Total Identifiable Net Assets	30,445,464	21,658,251	52,103,715
Goodwill(1)	$6,013,415	$5,054,481	$11,067,896
Total Net Assets Acquired	$36,458,879	$26,712,732	$63,171,611
Pro Forma Revenues - 2021(2)	$34,327,000	$17,748,000	$52,075,000
Pro Forma Revenues - 2020(2)	$35,719,000	$20,023,000	$55,742,000
Pro Forma Net (Loss) Income - 2021(2)	$(2,216,000)	$2,115,000	$(101,000)
Pro Forma Net Income - 2020(2)	$1,150,713	$1,779,000	$2,929,713

________________________________

(1) Goodwill arising from acquisitions represent expected synergies, future income and growth, and other intangibles that do not qualify for separate recognition. Generally, goodwill related to dispensaries acquired within a state adds to the footprint of the Company’s dispensaries within the state, giving the Company’s customers more access to the Company’s branded stores. Goodwill related to cultivation and wholesale acquisitions provide for lower costs and synergies of the Company’s growing and wholesale distribution methods which allow for overall lower costs.

(2)If the acquisition had been completed on January 1, 2021 and 2020, respectively, the Company estimates it would have recorded increases in revenues and net loss (rounded to the nearest thousands) shown in the pro forma amounts noted above. Actual revenues and net loss for the Airfield Acquisition during the year ended December 31, 2021 was $nil and $nil, respectively as the acquisition occurred on December 31, 2021. Actual revenues and net loss for the Higher Level Care Acquisition during the year ended December 31, 2021 was $5,477,121 and $505,607, respectively.

F-2-53

Gold Flora, LLC Notes to Consolidated Financial Statements

6. ASSET PURCHASE TRANSACTION

On January 11, 2021, the Company entered into an Asset Contribution Agreement with Stately Capital Corporation (“Stately”) to acquire certain assets of Stately in exchange for 8,694,421 of the Company’s LLC Units and a warrant to purchase 2,741,359 of the Company’s LLC Units (“Stately Investment”). The acquisition of Stately was determined to be an asset acquisition as Stately was not considered a business as defined in accordance with ASC 805 “Business Combinations”.

The allocation of the consideration is as follows:

Fair Value of Member Units and Warrants	$8,314,456
Total Consideration	$8,314,456
Cash, Net	7,102,441
Notes Receivable	1,186,279
Prepaid Expenses and Other Current Assets	25,736
Total Assets Acquired	8,314,456

As part of the Stately transaction, the Company assumed Canadian $1,500,000 ($1,186,279 USD) of notes receivable which was subsequently amended on March 28, 2021 to extend the maturity date to November 21, 2021 and change the denomination of the note into U.S. Dollars in exchange the Company received additional warrants to purchase a total of 397,873 of common shares of an entity, which based on the operations of the entity, were determined to not have any value. The Company recorded an aggregate transaction costs of approximately $749,000 for the value of cash and warrants issued, which were recorded as a reduction in the consideration noted above.

7. INTANGIBLE ASSETS

As of December 31, 2021 and 2020, intangible assets consist of the following:

	2021	2020
Trade Name (5 - 20 Years)	$5,800,000	$-
Licenses (15 Years)	35,000,000	-
Non-Compete (2 Years)	450,000	-
Total Intangible Assets, Gross	41,250,000	-
Less: Accumulated Amortization	(359,583)	-
Total Intangible Assets, Net	$40,890,417	$-

For the year ended December 31, 2021 and 2020, the Company recorded amortization expense related to intangible assets of $359,583 and NIL, respectively. Additionally, during the year ended December 31, 2021, management noted no indications of impairment on its intangible assets.

The following is the future minimum amortization expense to be recognized for the years ended December 31:

Year Ending December 31,	Amortization Expense
2022	$3,179,167
2023	3,030,417
2024	2,861,667
2025	2,861,667
2026	2,861,667
2027 and Thereafter	26,095,834
Total	$40,890,417

F-2-54

Gold Flora, LLC Notes to Consolidated Financial Statements

8. GOODWILL

As of December 31, 2021 and 2020, goodwill consists of the following. (See Note 5).

Balance as of December 31, 2020 and 2019	$-
Acquisitions during the year	$11,067,896
Balance as of December 31, 2021	$11,067,896

Goodwill is assigned to the reporting unit, which is the operating segment level or one level below the operating segment. Goodwill arises when the purchase price for acquired businesses exceeds the fair value of tangible and intangible assets acquired less assumed liabilities. Goodwill is reviewed annually for impairment or more frequently if impairment indicators arise. The goodwill impairment test compares the fair value of a reporting unit with its carrying amount. The amount by which the carrying amount exceeds the reporting unit’s fair value is recognized as a goodwill impairment loss. The Company conducts its annual goodwill impairment assessment as of the last day of the fiscal year. During the years ended December 31, 2021 and 2020, management noted no indications of impairment on its goodwill.

9. LEASES

Operating Leases

The Company has three operating leases in California as of December 31, 2021 and 2020. Operating lease right-of-use assets and operating lease liabilities are recognized based on the present value of future minimum lease payments over the lease term at commencement date.

All real estate leases are recorded on the balance sheet. Equipment and other non-real estate leases with an initial term of twelve months or less are not recorded on the balance sheet. Lease agreements for some locations provide for rent escalations and renewal options. Certain real estate leases require payment for taxes, insurance and maintenance which are considered non-lease components. The Company accounts for real estate leases and the related fixed non-lease components together as a single component.

The Company determines if an arrangement is a lease at inception. The Company must consider whether the contract conveys the right to control the use of an identified asset. Certain arrangements require significant judgment to determine if an asset is specified in the contract and if the Company directs how and for what purpose the asset is used during the term of the contract.

Finance Leases

The Company has certain finance leases as of December 31, 2020 and 2021 for property Desert Hot Springs, CA and Long Beach, CA and certain vehicle finance leases, with up to 30 years terms.

Finance lease ROU assets are included in property and equipment, net and accrued obligations under finance lease (current and noncurrent) liabilities in the consolidated balance sheets. ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

Through October 15, 2021, the Company’s subsidiaries had several finance leases related to a property in Desert Hot Springs, California that was owned by BlackStar Industrial Properties LLC, an entity that is under common control. Effective, October 15, 2021, BlackStar Industrial Properties LLC sold the property to a third-party, and Gold Flora, LLC entered into a finance lease agreement with the third-party that purchased the property. As a result, Gold Flora, LLC recorded a finance lease liability and right-of-use asset of $51,000,000 for the new lease, and its subsidiaries derecognized right-of-use assets of approximately $8,669,000 and lease liabilities of approximately $11,370,000. Since the Company and BlackStar Industrial Properties LLC are related parties, the derecognition of the net lease liabilities of approximately $2,701,000 has been treated an equity transaction in the accompanying consolidated financial statements.

F-2-55

Gold Flora, LLC Notes to Consolidated Financial Statements

9. LEASES (Continued)

The below are the details of the lease cost and other disclosures regarding the Company’s leases for the years ended December 31, 2021 and 2020:

	2021	2020
Finance Lease Cost
Amortization of Finance Lease Right-of-Use Assets	$1,324,929	$894,783
Interest on Lease Liabilities	3,014,125	1,837,112
Operating Lease Cost	335,432	286,245
Total Lease Expenses	$4,674,486	$3,018,140
Cash Paid for Amounts Included in the Measurement of Lease Liabilities:
Financing Cash Flows from Finance Lease, Principal Payment	$351,921	$63,807
Financing Cash Flows from Finance Lease, Interest Payment	$1,608,410	$1,624,382
Operating Cash Flows from Operating Leases, Gross	$339,359	$251,031
Non-Cash Additions to Right-of-Use Assets and Lease Liabilities:
Recognition of Right-of-Use Assets for Finance Lease	$51,000,000	$1,175,533
Recognition of Right-of-Use Assets for Operating Leases	$9,189,778	$-
Weighted-Average Remaining Lease Term (Years) - Finance Leases	24.62	13.16
Weighted-Average Remaining Lease Term (Years) - Operating Leases	11.19	7.85
Weighted-Average Discount Rate - Finance Leases	12.24%	12.57%
Weighted-Average Discount Rate - Operating Leases	12.57%	12.57%

Maturities of lease liabilities for finance leases and operating leases as of December 31, 2021 were as follows:

Year Ending December 31,	Operating Leases	Finance Leases
2022	$1,698,798	$2,287,292
2023	1,718,852	8,056,607
2024	1,751,553	8,411,638
2025	1,784,535	8,606,184
2026	1,792,605	8,820,762
2027 and Thereafter	11,530,265	290,824,723
Total Future Minimum Lease Payments	20,276,608	327,007,206
Less: Interest	(9,588,405)	(268,600,276)
Present Value of Lease Liabilities	10,688,203	58,406,930
Less: Current Portion of Lease Liabilities	(430,229)	(104,277)
Lease Liabilities, Net of Current Portion	$10,257,974	$58,302,653

The Company leases certain business facilities from related parties and third parties under non-cancellable operating lease agreements that specify minimum rentals. The operating leases require monthly payments ranging from $2,000 to $15,000 and expire through July 2031. Certain lease monthly payments may escalate up to 5.0% each year. In such cases, the variability in lease payments is included within the current and noncurrent operating lease liabilities.

F-2-56

Gold Flora, LLC Notes to Consolidated Financial Statements

10. NOTES PAYABLE

As of December 31, 2021 and 2020, notes payable consist of the following:

	2021	2020
Promissory note, dated October 1, 2019, related to the acquisition of Shelf Life Inc which matures on December 31, 2022 and bears no interest.	$5,200,000	$5,200,000
Vehicle loans, dated November 2017 through December 2018, related to the acquisition of vehicles which mature between November 2022 and March 2025 and bears interest of 7.49% to 11.89% with interest and principal payments due monthly.	44,142	50,240
Airfield acquisition note payable, bearing interest at 8% per year, with twelve quarterly payment of principal and interest beginning on the fifteenth month following December 31, 2021 and maturing on December 31, 2025.	9,990,000	-
Higher Level of Care acquisition note payable, bearing interest at 8% per year, with twelve quarterly payment of principal and interest beginning on the fifteenth month following September 30, 2021 and maturing on September 30, 2025.	10,591,795	-
Promissory notes, dated in May 2020, related to the Paycheck Protection Program ("PPP") which matures in May 2022 and bears 1% interest with interest and principal payments due monthly.	1,333,047	941,386
Other	32,500	-
Total Notes Payable	$27,191,484	$6,191,626
Less: Unamortized Discount Due to Imputed Interest	(578,857)	(1,157,715)
	26,612,627	5,033,911
Less: Current Portion of Notes Payable	(5,526,254)	(941,386)
Notes Payable, Net of Current Portion	$21,086,373	$4,092,525

The Company entered into the Paycheck Protection Program (“PPP”) loans based on information available at the time. Subsequent to the receipt of funds, it was determined that the Company was not eligible under the related program. The Company has made the determination that it intends to repay the aggregate amount that it received from the PPP.

See discussion of related party loan in Note 12.

Future minimum principal payments on the notes payable as of December 31, 2021 are as follows:

December 31:
2022	$6,122,839
2023	4,227,905
2024	6,871,757
2025	6,860,598
2026	3,108,385
Total	$27,191,484

F-2-57

Gold Flora, LLC Notes to Consolidated Financial Statements

11. CONVERTIBLE NOTES PAYABLE

As of December 31, 2021 and 2020, convertible notes payable consist of the following:

	2021	2020
Convertible Notes Payable	$35,210,563	$15,852,000
Less: Unamortized Discount Due to Imputed Interest	(5,502,700)	(3,811,243)
	29,707,862	12,040,757
Less: Current Portion of Convertible Notes Payable	-	(434,500)
Convertible Notes Payable, Net of Current Portion	$29,707,862	$11,606,257

1st Financing Round

On June 14, 2019, the Company completed a private placement with investors for up to $15,000,000 of unsecured convertible debenture units (“CD Units”). Each CD Unit is comprised of (i) one US$1,000 principal amount unsecured convertible debenture (a “CD”) which is automatically convertible into Class C membership interest units of the Company (“LLC Units”) or the securities of a resulting issuer upon the completion of a Liquidity Event; and (ii) a warrant (an “LLC Warrant”) of the Company to purchase that number of LLC Units equal to the issued CDs divided by the CDs conversion price. Otherwise, the CDs mature on the second anniversary of issuance. A Liquidity Event means a transaction such as a public offering by the Company with minimum gross proceeds of $20,000,000 or a merger or similar transaction with a concurrent financing with minimum gross proceeds of $20,000,000 in each case that results in the Company’s LLC Units or the securities of the resulting issuer being listed on a recognized stock exchange. A Liquidity Event also includes transactions such as the sale of the Company’s assets or a tender offer whereby the holders of the LLC Units receive case or publicly listed securities on a recognized securities exchange.

The CDs conversion price (the “Conversion Price”) is the lesser of (i) the price that is a 25% discount of the Liquidity Event price or (ii) the price determined based on a pre-money enterprise value of $65,000,000 based on the fully-diluted in-the-money membership units of the Company measured immediately prior to the time of the Liquidity Event (which has an indicative price of $1.48). The CDs bear interest of 8% which is payable semi -annually and matures two years from issuance. Any accrued but unpaid interest is to be paid in cash.

The LLC Warrants have an exercise price to acquire each LLC unit that is 35% greater than the CD conversion price. The LLC Warrants will be exercisable commencing on the date of a Liquidity Event and through the subsequent 24 months subject to customary anti-dilution and change of control provisions. Additionally, the LLC Warrants expire on the maturity date of the CDs if a Liquidity Event has not occurred.

The Company’s international investors indirectly invest in CD Units through a direct investment in units (the "Blocker Units") of a special purpose U.S. finance corporation (the "Blocker"). Each Blocker Unit consisted of (i) one share of the Blocker (a “Blocker Share”), and (ii) one warrant (a “Blocker Warrant”) to purchase that number of shares of the Blocker equal to the dollar amount issued divided by the Conversion Price. The Blocker and its related Blocker Share and Blocker Warrant are not consolidated into the Company’s financial statements.

Additionally, as part of the fees paid to the broker for the financing, broker warrants (“Broker Warrants”) were issued which consisted of an LLC Unit and an LLC Warrant (collectively, “Broker Unit”). The number of Broker Warrants issued is equal to 7.0% of the gross proceeds of CDs with an exercise price equal to the Conversion Price.

If a Liquidity Event does not occur 12 months after the issuance, 10% additional CD Units or Blocker Units, as applicable, are issued to original investor for no additional consideration (the “Additional Securities”). The Additional Securities were issued on June 14, 2020.

In July and August of 2020, the Company offered to the holders of the CDs a debenture exchange whereby $15,418,000 convertible debentures with the exact same terms as the CDs except with a maturity date of June 13, 2022 (the “Exchanged CD”) were exchanged for $15,418,000 of CDs. The exchange was effective January 1, 2021. The warrants were not exchanged or extended.

F-2-58

Gold Flora, LLC Notes to Consolidated Financial Statements

11. CONVERTIBLE NOTES PAYABLE (Continued)

During the year ended December 31, 2022, the Company offered to the holders of the Exchanged CDs a debenture exchange whereby $15,418,000 convertible debentures with the exact same terms as the Exchanged CDs except with a maturity date of December 31, 2023, a conversion price of $1.48, and the addition of a conversion feature at a conversion price of $1.48 at the option of the holder prior to maturity and a liquidity event (See Note 17).

Pursuant to ASC 480 - Distinguishing Liabilities from Equity and ASC 815 – Derivatives and Hedging, the Company classified the LLC Warrants and Broker Warrants within equity.

In June 2021, all of the issued warrants expired unexercised.

2nd Financing Round

Between February 2021 through April 2021, the Company entered into unsecured convertible debenture units (“CD2 Units”) agreements with investors for up to $12,000,000. Each CD2 Unit is comprised of (i) one US$1,000 principal amount unsecured convertible debenture (“CD2”) which is automatically convertible into LLC Units upon completion of a liquidity event or convertible at the holder’s option immediately prior to maturity; and (ii) a warrant (“LLC Warrant2”) to purchase that number of units equal to one-half of the dollar amount issued divided by the conversion price of LLC Units. Otherwise, the CD2s mature on the 3rd anniversary of issuance. The total CD2s issued were $11,555,000 and warrants to purchase an aggregate of 4,778,455 Class C Units.

The CD2s conversion price (the “Conversion Price2”) is the lessor of (i) the price that is a 25% discount of the liquidity event price and (ii) $1.64 per LLC unit. The CD2s bear interest of 8% which is payable semi-annually and matures February 24. 2024. The CD2s also contain a conversion feature at the option of the holder with a conversion price of $1.64 per LLC unit. A Liquidity Event means a transaction such as a public offering by the Company with minimum gross proceeds of $20,000,000 or a merger or similar transaction with a concurrent financing with minimum gross proceeds of $20,000,000 in each case that results in the Company’s LLC Units or the securities of the resulting issuer being listed on a recognized stock exchange. A liquidity event also includes transactions such as the sale of the Company’s assets or a tender offer whereby the holders of the LLC Units receive case or publicly listed securities on a recognized securities exchange. Any accrued but unpaid interest is to be paid in cash. However, in the event of an optional conversion, the Company may, in its sole discretion, determine if the accrued and unpaid interest will be paid in cash or is considered part of the amount eligible to be converted in the optional conversion.

The LLC Warrant2s have an exercise price to acquire each LLC unit that is 35% greater than the CD2 conversion price. The LLC Warrant2s are adjusted for the subsequent issuance of LLC units at below its current market price. The LLC Warrant2s will be exercisable on the date of a Liquidity Event for 24 months subject to customary anti-dilution and change of control provisions. The LLC Warrant2s expire on the maturity date of the CD2s if a Liquidity Event has not occurred.

The Company’s international investors indirectly invest in CD2 Units through a direct investment in units (the "Blocker2 Units") of GF Investco2 Inc., a special purpose Nevada finance corporation (the "Blocker2").

Each Blocker2 Unit will consist of (i) one share of the Blocker2 (a “Blocker2 Share”), and (ii) one warrant (a “Blocker2 Warrant”) to purchase that number of shares of the Blocker2 equal to one-half the dollar amount issued divided by the Conversion Price. The Blocker2 and its related Blocker2 Share and Blocker2 Warrant are not consolidated into the Company’s financial statements.

Since a Liquidity Event did not occur 12 months after the issuance, 10% additional CD2s or Blocker2 Shares, as applicable, and 10% additional LLC Warrant2s and Blocker2 Warrants, as applicable, are issued to the original investor for no additional consideration (“Additional Security2”). The Additional Security2s were issued on February 24, 2022 (See Note 17).

Pursuant to ASC 480 - Distinguishing Liabilities from Equity and ASC 815 – Derivatives and Hedging, the Company classified the LLC  Warrants and Broker  Warrants within  equity.  The relative fair  value of  the Warrant2s and  Blocker2 Warrants was $2,937,702 and was recognized within members’ capital and as a reduction in the value of the CD2s and Blocker2s as a debt discount on the Company’s consolidated balance sheet. At December 31, 2021, unamortized debt discount related to the Warrant2s and Blocker2 Warrants was $2,261,058 with $677,902 recognized as interest expense in 2021.

F-2-59

Gold Flora, LLC Notes to Consolidated Financial Statements

11. CONVERTIBLE NOTES PAYABLE (Continued)

Higher Level of Care Financing

On November 5, 2021, the Company entered into unsecured convertible debenture units (“CDH Units”) agreements with investors for $8,200,000. Each CDH Unit is comprised of (i) one $1,000 principal amount unsecured convertible debenture (“CDH”) which is automatically converted into the Company’s Class F LLC Units upon completion of a liquidity event (“Auto Conversion”) or convertible at the holder’s option immediately prior to maturity (“Optional Conversion”); and (ii) a warrant (“LLC WarrantH”) to purchase that number of Class F units. Otherwise, the CDHs mature on the 3rd anniversary of issuance. The total LLC WarrantHs issued was 4,969,200 as part of the CDH Units.

The CDHs conversion price is the lessor of (i) the price that is a 25% discount of the Liquidity Event price and (ii) $1.65 per Class F LLC unit. Under the Optional Conversion feature, the CDHs conversion price is $1.65 per Class F LLC unit. The CDH bear interest of 8% which is payable semi -annually in cash or Class F LLC units and matures November 5. 2024. Any accrued but unpaid interest is to be paid in cash. However, in the event of an Optional Conversion, the Company may, in its sole discretion, determine if the accrued and unpaid interest will be paid in cash or is considered part of the amount eligible to be converted in the Optional Conversion.

The LLC Warrants have an exercise price of $2.00 each. The LLC WarrantHs will be exercisable from issuance through the 4th anniversary, November 5, 2025, subject to customary anti-dilution and change of control provisions. The Company may accelerate the expiration date of the Warrants, if the LLC Class F units are listed on an exchange and its 10-day VWAP is greater than $4.00 for 20 consecutive trading days (“Accelerated Expiration Trigger”), to be 90-days following the Accelerated Expiration Trigger. The exercise price of the LLC Warrants are adjusted if the Company issues LLC Units at less than 95% of the fair market value of such LLC Class F units, the WarrantHs exercise price will be multiplied by the fraction where the numerator shall be the total number of Class F Units outstanding on such record date plus the number of Class F Units equal to the number arrived at by dividing the aggregate price of the total number of additional Class F Units offered by the fair market value, and the denominator shall be the total number of Class F Units outstanding on such record date plus the total number of additional Class F Units offered for subscription or purchase (“Adjustment Provision”).

Pursuant to ASC 480 – Distinguishing Liabilities from Equity and ASC 815 – Derivatives and Hedging, the Company classified the LLC WarrantHs within equity. The aggregate value of the LLC WarrantHs was $1,498,885 and was recognized within members’ capital and as a reduction in the value of the CDHs as a debt discount on the Company’s consolidated balance sheet. At December 31, 2021, the unamortized debt discount related to the LLC WarrantHs was $1,330,796, with $168,089 recognized as interest expense in 2021. $1,100,875 of the debt discount is expected to be amortized into interest expense during the year-ended December 31, 2022.

If a liquidity event does not occur 12 months after the issuance, 10% additional CDHs and LLC Warrants (“Additional SecurityH”), are issued to original investor for no additional consideration. The Additional SecurityHs were issued in November 2022 (See Note 17).

12. MEMBERS’ EQUITY

Authorized Units

Each member’s interest in the Company, including the member’s interest in income, gains, losses, deductions and expenses of the Company, is represented by units (“LLC Units”), which are further divided by Class from A through E. Upon a liquidation event, LLC Units are generally entitled to their pro-rata portion of net assets based on total equity instruments then outstanding to reduce the holders invested capital to zero and any remaining is shared pro rata share among the member LLC units holders. The Company is authorized to issue unlimited LLC Units.

There is an 8% simple non-compounded return to the holders of Class B Units. The Company has determined it is obligated to pay such amount, and accordingly accrues the return on the basis of outstanding investment amount quarterly.

Issued and Outstanding

56,702,421 and 44,000,000 Membership Units were issued and outstanding at December 31, 2021 and 2020, respectively.

During the year ended December 31, 2020, the Company members contributed $255,487 to the Company. In addition the Company recorded an accretion of accrued preferred distributions payable to the members of the Company for $1,605,682.

F-2-60

Gold Flora, LLC Notes to Consolidated Financial Statements

12. MEMBERS’ EQUITY (Continued)

During the year ended December 31, 2021, the Company recorded a cash contribution of $3,000,000 for the payment of tenant improvements. In addition, the Company recorded an additional non-cash contribution of $2,700,743 for the derecognition of a lease liability in conjunction with a related party lease (See Note 9).

During the year ended December 31, 2021, the Company recorded an accretion of accrued preferred distributions payable to the members of the Company for $1,568,947.

During the year ended December 31, 2021, the recognized approximately $4,437,000 related to the equity component of the convertible debt issued (See Note 11).

During the year ended December 31, 2021, the Company recognized $10,093,520 and $8,314,456 related to certain business combinations and an asset acquisition, respectively (See Note 5 and 6, respectively).

Employee Profits Interest

The Company issues Class E Units to new or existing Members in exchange for services performed or to be performed on behalf of the Company (“Profits Interest Units”); The Profits Interest Units are not allowed to constitute more than 15% of the total outstanding LLC Units. Members receiving Profits Interest Units are not entitled to make capital contributions with respect to the Profits Interest Units.

Share based compensation expense was $582,324 and $592,390 as of December 31, 2021 and 2020, respectively. The unrecognized compensation expense of Profits Interests Units was $1,113,373 as of December 31,2021 to be recognized over 2.67. Grant date fair value was $1.49 and $0.48 per unit as of December 31, 2021 and 2020, respectively and had no intrinsic value. The Company recognizes forfeitures when they occur.

The following table summarizes the issued and outstanding Profits Interest Units:

	Issued and
	Outstanding	Vested
Balance as of January 1, 2020	3,309,544	-
Granted	440,000	-
Vested	-	1,083,453
Forfeited	(177,548)	-
Balance as of December 31, 2020	3,571,996	1,083,453
Granted	600,000	-
Vested	-	1,238,695
Balance as of December 31, 2021	4,171,996	2,322,148

Profit Interest Units were valued with the following assumptions: Volatility of 90.0% and 127.1% as of December 31, 2021 and 2020, respectively, based on comparable public companies; Risk-free interest rate of 0.39% and 2.2% as of December 31, 2021 and 2020, respectively, and expected term of 1 and 3 years as of December 31, 2021 and 2020, respectively.

F-2-61

Gold Flora, LLC Notes to Consolidated Financial Statements

12. MEMBERS’ EQUITY (Continued)

Warrants

A reconciliation of the beginning and ending warrants outstanding is as follows:

	Number of Warrants Outstanding				Weighted - Average
	Class C LLC	Class F LLC			Exercise
	Units	Units	Total	Vested	Price
Balance as of January 1, 2020	14,884,995	-	14,884,995	-	$2.00
Issued	1,441,000	-	1,441,000	-	$2.00
Balance as of December 31, 2020	16,325,995	-	16,325,995	-	$2.00
Issued	8,247,814	4,969,200	13,217,014	5,344,200	$1.79
Expired	(15,417,500)	-	(15,417,500)	-	$2.00
Balance as of December 31, 2021	9,156,309	4,969,200	14,125,509	5,344,200	$1.77

At December 31, 2021, the weighted-average remaining term and aggregate intrinsic value for the outstanding warrants was 2.6 years and nil, respectively.

The fair value of the warrants for the Company’s Class C and F LLC units was determined using the Black-Scholes option-pricing model with the following assumptions on the date of issuance:

	2021	2020
Weighted-Average Risk-Free Annual Interest Rate	0.68%	1.79%
Weighted-Average Expected Annual Divided Yield	0.00%	0.00%
Weighted-Average Expected Stock Price Volatility	90.00%	127.10%
Weighted-Average Life of Warrants	4.0	3.0

Stock price volatility was estimated by using the average historical volatility of comparable companies from a representative peer group of publicly-traded cannabis companies. The expected life in years represents the period of time that warrants issued are expected to be outstanding. The risk-free rate was based on U.S. Treasury bills with a remaining term equal to the expected life of the warrants.

F-2-62

Gold Flora, LLC Notes to Consolidated Financial Statements

13. RELATED PARTIES

Expenses incurred and contributions received from related parties, and amounts due to and (due from) related parties, which are included as components of accounts payable and accrued liabilities or (accounts receivables) in the accompanying consolidated balance sheets as of and for the years ended December 31, 2021 and 2020 are as follows:

		Nature of	Incurred (Received)		Due To
Related Party Name	Relationship	Transactions	2021	2020	2021	2020
BlackStar Contractors Inc.	Common Control	Construction of Facilities	$6,828,047	$3,380,605	$1,596,415	$413,942
BlackStar Financial Inc.	Common Control	Shared Services	$257,411	$169,387	$76,767	$26,151
BlackStar Financial Inc.	Common Control	Expenses Paid	$10,000	$-	$10,000	$-
BlackStar Industrial Properties LLC	Common Control	Facility Rent	$1,261,673	$1,250,168	$367,922	$574,567
BlackStar Industrial Properties LLC	Common Control	Advances	$1,500,382	$-	$1,500,382	$-
GF Invesco, Inc.	Managed by Gold Flora Capital LLC	Interest Payments	$982,805	$-	$370,193	$-
GF 5630 Partners LLC	Managed by Gold Flora Capital LLC	Facility Rent	$442,980	$437,605	$110,745	$36,915
GF 5630 Partners LLC	Managed by Gold Flora Capital LLC	Distributions	$-	$3,392	$-	$-
GF 5630 Partners LLC	Managed by Gold Flora Capital LLC	Contributions	$-	$(258,508)	$-	$-
Gold Flora Capital LLC	Common Control	Interest Income	$15,800	$16,808	$7,000	$8,800
Gold Flora Capital LLC	Common Control	Distributions	$-	$800	$-	$-
MasterCraft Homes Group LLC	Common Control	Shared Services	$29,577	$51,577	$1,617	$43,792
Wildfire Design LLC	Managed by Gold Flora Capital LLC	Distributions	$-	$171	$-	$-
		Total	$11,328,675	$5,052,004	$4,041,041	$1,104,167

F-2-63

Gold Flora, LLC Notes to Consolidated Financial Statements

13. RELATED PARTIES (Continued)

In addition, to the above transactions, the Company entered into a promissory note with Skyfall Partners, LLC, an entity majority owned by a member of the Company, dated December 31, 2020, which matured on December 22, 2021 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity. The balance of the note payable at December 31, 2021 and 2020 was $420,000 and $420,000, respectively and is currently in default. Amounts due to Skyfall Partners, LLC is included as a component of due to related parties in the accompanying consolidated balance sheets.

In addition, to the above transactions, the Company entered into a promissory note with BlackStar Capital Partners, LLC, an entity majority owned by a member of the Company, dated December 15, 2021, which matures on June 14, 2023 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity. The balance of the note payable at December 31, 2021 and 2020 was $1,300,000 and NIL, respectively. Amounts due to Black Star Capital Partners, LLC is included as a component of due to related parties in the accompanying consolidated balance sheets.

14. COMMITMENTS AND CONTINGENCIES

Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amounts are recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value when the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

Contingent consideration is measured upon acquisition and is estimated using probability weighting of potential payouts. Subsequent changes in the estimated contingent consideration from the final purchase price allocation are recognized in the Company’s consolidated statements of operations.

Contingencies

The Company’s operations are subject to a variety of local and state regulations. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations in that specific state or local jurisdiction. While management of the Company believes that the Company is in compliance with applicable local and state regulations at December 31, 2021, cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

The Company has a loyalty program whereby customers accumulate points through purchases, and the earned points can be used to reduce the price of future purchases. The points do not expire and are recorded as a component of accounts payable and accrued liabilities on the accompanying consolidated balance sheets for amounts customers have earned but have not yet used.

Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At December 31, 2021, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s consolidated operations. There are also no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

15. PROVISION FOR INCOME TAXES

Provision for income taxes consists of the following for the years ended December 31, 2021 and 2020:

	2021	2020
Current:
Federal	$202,216	$-
State	13,730	-
Total Current	215,946	-
Total Provision for Income Taxes	$215,946	$-

F-2-64

Gold Flora, LLC Notes to Consolidated Financial Statements

15. PROVISION FOR INCOME TAXES (Continued)

As of December 31, 2021 and 2020, the components of deferred tax assets and liabilities were as follows:

	2021	2020
Deferred Tax Assets:
Accrued Expenses	$238,023	$-
Other	26,625	-
Net Deferred Tax Assets	$264,648	$-
Deferred Tax Liabilities:
Property, Plant & Equipment	$(696,669)	$-
Total Deferred Tax Liabilities	(696,669)	-
Net Deferred Tax Assets (Liabilities)	$(432,021)	$-

The reconciliation between the effective tax rate on loss from operations and the statutory tax rate is as follows:

	2021	2020
Federal Income Tax Expense at the Federal Statutory Rate	21.0%	0.0%
Income from Pass-Pass Through Entities Not Subject to Federal Income Taxes	-21.6%	0.0%
State taxes, net of deferred benefit	0.0%	0.0%
Penalties	-0.8%	0.0%
Total Provision for Income Taxes	-1.4%	0.0%

As the Company operates in the legal cannabis industry, the Company is subject to the limits of IRC Section 280E for U.S. federal income tax purposes under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. However, the State of California does not conform to IRC Section 280E and, accordingly, the Company deducts all operating expenses on its California Franchise Tax Returns.

For the years ended December 31, 2021 and 2020, the Company has no uncertain tax positions.

The Company’s evaluation of tax positions was performed for those tax years which remain open for audit. The Company may from time to time, be assessed interest or penalties by the taxing authorities, although any such assessments historically have been minimal and immaterial to the Company’s financial results. In the event the Company is assessed for interest and/or penalties, such amounts will be classified as income tax expense in the financial statements.

As of December 31, 2021, the Company’s federal tax returns since 2018 and state tax returns since 2017 are still subject to adjustment upon audit. No tax returns are currently being examined by any taxing authorities. While it is reasonably possible that certain portions of the unrecognized tax benefit may change from a lapse in applicable statute of limitations, it is not possible to reasonably estimate the effect of any amount of such a change to previously recorded uncertain tax positions in the next 12 months.

The Company has income tax net operating loss (“NOL”) carryforwards related its U.S operations of approximately $nil for federal and approximately $nil for state. State NOL’s do not expire until 2041.

The Company assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended December 31, 2021. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth. On the basis of this evaluation, as of December 31, 2021, no valuation allowance been recorded to recognize only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth.

F-2-65

Gold Flora, LLC Notes to Consolidated Financial Statements

16. SEGMENT REPORTING

The Company operates in four segments: distribution and wholesale, retail, cultivation, and management. The below table presents financial information by type for the years ended December 31, 2021, and 2020:

	2021	2020
Total Assets
Distribution/Wholesale	$13,293,108	$8,162,160
Retail	33,777,683	3,842,960
Cultivation	37,674,383	14,198,348
Management	209,523,611	17,998,002
Less: Intercompany	(118,365,748)	(15,608,474)
Total Assets	$175,903,037	$28,592,996

Revenues, Net of Discounts	2021	2020

Distribution/Wholesale	$11,433,849	$8,206,877
Retail	11,302,058	7,686,196
Cultivation	7,342,324	3,252,495
Less: Intercompany	(5,386,723)	(904,405)
Total Revenues, Net of Discounts	$24,422,303	$18,241,162

Depreciation and Amortization Expense	2021	2020

Distribution/Wholesale	$429,522	$305,036
Retail	383,310	274,919
Cultivation	784,867	1,029,069
Management	251,375	22,546
Total Depreciation and Amortization	$1,849,074	$1,631,570

Interest Expense	2021	2020

Distribution	$1,497,108	$952,870
Retail	453,761	417,877
Cultivation	1,652,439	1,010,416
Management	5,010,621	4,135,420
Less: Intercompany	574,552	-
Total Interest Expense	$9,188,481	$6,516,583

Income Tax Expense	2021	2020

Retail	215,946	-
Total Income Tax Expense	$215,946	$-

F-2-66

Gold Flora, LLC Notes to Consolidated Financial Statements

17. SUBSEQUENT EVENTS

On February 8, 2022, Gold Flora issued 8.0% Convertible Debentures due 2025 for proceeds of $5,050,000, which were used to fund a portion of the cash payout associated with the acquisition of Airfield.

On February 23, 2022, Gold Flora issued 8.0% Convertible Debentures due 2025 for proceeds of $5,050,000, which were used to fund a portion of the cash payout associated with the acquisition of Airfield.

On February 24, 2022, 10% additional CD2s or Blocker2 Shares, as applicable, and a total of 1,175,500 additional LLC Warrant2s and Blocker2 Warrants were issued to the original investors for no additional consideration as a result of a Liquidity Event not occurring 12 months after the issuance of the CD2 Units and Blocker2 Units.

On June 10, 2022, 6,205 ($6,205,000) of 2022 Debentures were exchanged for new 8.0% Convertible Debentures due 2023 of similar terms other than maturity date and a new option allowing holders to convert into Gold Flora membership units at maturity. On October 24, 2022, the remaining 9,213 ($9,213,000) of 2022 Debentures were amended to extend the maturity date to September 30, 2023.

October 24, 2022, shareholders of GF Investco Inc. holding over 90% of the outstanding shares of common stock approved GF Investco Inc.’s consent to the amendments to its debentures. On October 26, 2022, holders of approximately 90% of the outstanding principal amount of debentures approved the amendments to the debentures by written consent.

During November 2022, the original investors of CDH Units became entitled to 10% additional CDHs and a total of 496,900 additional LLC WarrantHs for no additional consideration as a result of a Liquidity Event not occurring 12 months after the issuance of the CDH Units.

On November 14, 2022, the Company entered into their first amendment to lease agreement with IIP-CA 6, LP. The amendment provided for an additional $3,500,000 in its tenant improvement allowance.

On December 14, 2022, Black Lion Farms LLC, a subsidiary of the Company, closed on an equipment financing of $4,000,000 (“Sweet Leaf Financing”). The Sweet Leaf Financing matures on December 14, 2025 and is secured by various equipment of Black Lion Farms.

During the period from January 1, 2022 through the issuance of these financial statements, the Company issued 200,000 profit interest units to employees.

F-2-67

APPENDIX F-3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GOLD FLORA

This Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) should be read together with the consolidated financial statements of Gold Flora and the related notes to those statements attached as Appendix F-2 to the Circular. This MD&A is dated April 19, 2023 and the information contained in this MD&A is presented as of April 19, 2023, unless otherwise indicated. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under the section entitled “Risk Factors” in Appendix F to the Circular. Please also see the section entitled “Forward looking statements.”

Our financial results of operations are not necessarily comparable between the years ended December 31, 2022, 2021 and 2020 due to the fact that transactions with Higher Level of Care and Airfield, pursuant to which Gold Flora’s business operations began to consolidate the results or balances of such transactions, closed on September 30, 2021 and December 31, 2021, respectively.

Forward looking statements

This MD&A contains certain statements which constitute forward-looking information or forward-looking statements within the meaning of applicable Canadian and United States securities legislation (collectively, “forward-looking statements”). Any statements contained herein that are not statements of historical fact are forward-looking statements.

Often, but not always, forward-looking statements can be identified by the use of words such as “seek”, “anticipate”, “budget”, “plan”, “continue”, “estimate”, “expect”, “forecast”, “may”, “will”, “project”, “predict”, “potential”, “targeting”, “intend”, “could”, “might”, “should”, “believe” and similar words or phrases (including negative variations) suggesting future outcomes or statements regarding an outlook.

Specifically, this MD&A includes forward-looking statements regarding, among other things, the Business Combination, integration of previously acquired and to be acquired businesses, the ability to fund future operating costs, the ability to obtain financing on terms acceptable to Gold Flora or at all, the timing for future research and development of Gold Flora’s current and future products, sensitivity analysis on financial instruments that may vary from amounts disclosed, prices and price volatility of Gold Flora’s products and general business and economic conditions.

This MD&A may also include financial outlooks and other forward-looking metrics relating to Gold Flora and its business, including references to financial and business prospects and future results of operations, including production, cost guidance and anticipated future financial performance. Such information, which may be considered future oriented financial information or financial outlooks within the meaning of applicable Canadian securities legislation (collectively, “FOFI”), has been approved by management of Gold Flora and is based on assumptions which management believes were reasonable on the date such FOFI was prepared, having regard to the industry, business, financial condition, plans and prospects of Gold Flora and its business. These projections are provided to describe the prospective performance of Gold Flora’s business. Nevertheless, readers are cautioned that such information is highly subjective and should not be relied on as necessarily indicative of future results and that actual results may differ significantly from such projections. FOFI constitutes forward-looking statements and is subject to the same assumptions, uncertainties, risk factors and qualifications as set forth below.

F-3-1

Forward-looking statements contained in this MD&A are subject to several known and unknown risks and uncertainties that could cause actual results or events to differ materially from current expectations. Such risks and uncertainties include, among others:

•	the U.S. federal regulatory landscape and enforcement related to adult-use cannabis, including political risks, civil asset forfeiture and regulation by additional regulatory authorities;
•	regulatory and political changes to U.S. state and local laws related to adult-use cannabis, including political risks and regulation by additional regulatory authorities;
•	public opinion and perception of the cannabis industry;
•	agricultural and environmental risks and the impacts of regulations on the cannabis industry and environmental protections;
•	the difficulties cannabis businesses face accessing and maintaining banking or financial services due to federal regulations;
•	the requirements to abide by anti-money laundering laws and regulations;
•	the potential limitations on our ability to enforce our contracts or any liens granted to it;
•	the ability to access capital markets and the availability of financing opportunities and our ability to refinance our indebtedness and the terms of any such refinancing;
•	the lack of access to federal bankruptcy protections in the U.S.;
•	limited intellectual property protection available for cannabis products and the potential infringement by third parties;
•

the impacts of economic uncertainty stemming from inflation, rising interest rates, supply shortages, changes in consumer and business confidence, political unrest and conflicts and disruptions in U.S. and global markets;

•	our structures as a holding company and our reliance on the performance of our subsidiaries;
•	our outstanding indebtedness and potential future indebtedness;
•	our prior loans under the Paycheck Protection Program;
•	reliance on management and the potential for fraudulent activity by employees, contractors and consultants;
•	reliance on information technology systems, the potential risk of cyberattacks and security breaches;
•	the integration and operation of acquired businesses;
•	rising or volatile energy costs;
•	risk of product liability or product recalls;
•	any determination of impairment to our assets;
•	the taxation of cannabis companies in the U.S.; and
•	other risks described in Appendix F, as more particularly described under the heading “Risk Factors” therein.

Readers are cautioned that the above factors are not exhaustive. Although management has attempted to identify important factors that could cause actual events and results to differ materially from those described in the forward-looking information, there may be other factors that cause events or results to differ from those intended, anticipated or estimated. Management believes the expectations reflected in the forward-looking information are reasonable, but no assurance can be given that these expectations will prove to be correct, and readers are cautioned not to place undue reliance on forward-looking information contained in this MD&A. The forward-looking information contained in this MD&A is provided as of the date hereof and Gold Flora undertakes no obligation to update publicly or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law. All the forward-looking statements contained in this MD&A are expressly qualified by this cautionary statement.

F-3-2

Overview

Gold Flora is a single state operator ("SSO") in California and operates as a vertically integrated, licensed, group of cannabis companies. Gold Flora's operations consist of:

•

Cultivation: operated through Gold Flora's wholly-owned subsidiary, Black Lion Farms, LLC ("BLF"), BLF operates a 105,300 square foot facility at the DHS Campus dedicated to indoor cultivation, which includes a 62,000 square feet of canopy.

•	Manufacturing: operated through Gold Flora's wholly-owned subsidiary, Black Lion Labs, LLC ("BLL"), BLL operates a 10,000 square foot facility at the DHS Campus dedicated to manufacturing.

•

Distribution: operated through Gold Flora's majority held subsidiary, GF Distribution, LLC d/b/a RYL Distribution ("GFD"), GFD operates a California statewide distribution network with three core hubs in Desert Hot Springs, California, Costa Mesa, California and San Jose, California.

Retail: operated through a number of Gold Flora's wholly-owned subsidiaries, Gold Flora operates dispensaries in California. These retail operations include 4 dispensaries currently operating in Long Beach, San Jose, Hollister and Seaside. Gold Flora is also in the process of opening 2 additional dispensaries in Costa Mesa and Corona which it anticipates will become operational in the second half of 2023 and anticipates acquiring and operating a third additional dispensary in Redwood City.

Regulation

We are subject to the local and federal laws in the jurisdictions in which we operate. We hold all required licenses for the production and distribution of our products in the jurisdictions in which we operate and continuously monitor changes in laws, regulations, treaties and agreements. We are licensed to cultivate, manufacture, distribute and sell wholesale and retail cannabis and cannabis products. We operate in, and/or have ownership interests in businesses operating in, California, pursuant to the California Medicinal and Adult-Use Cannabis Regulation and Safety Act.

Product Innovation and Consumer Trends

Our business is subject to changing consumer trends and preferences, which is dependent, in part, on continued consumer interest in existing and new products. The success of new product offerings depends upon a number of factors, including our ability to: (i) accurately anticipate customer needs; (ii) develop new products that meet these needs; (iii) successfully commercialize new products; (iv) price products competitively; (v) produce and deliver products in sufficient volumes and on a timely basis; and (vi) differentiate product offerings from those of our competitors.

Highlights of the Year ended December 31, 2021

Stately Asset Contribution

On January 11, 2021, pursuant to an asset contribution agreement between Gold Flora and Stately Capital Corporation (“Stately”), a Canadian based company focused on the development and acquisition of cannabis brands in the United States, Stately contributed net cash of $9.7 million, notes receivable, intellectual property, and contracts in exchange for 8,694,421 Class C units of Gold Flora and warrants to purchase 2,741,359 Class C units.  The warrants have an exercise price of $1.64, subject to adjustment, and expire February 28, 2024. Because Gold Flora did not complete a liquidity event prior to the first anniversary of the contribution, Gold Flora issued Stately an additional 869,442 Class C units pursuant to a liquidity provision contained in the asset contribution agreement.

Issuance of Debentures Due February 25, 2024

In early 2021, Gold Flora completed a unit offering of debentures and warrants for gross proceeds of $11,555,000. The offering was completed over a series of closings beginning February 25, 2021.  Each debenture bears interest at a rate of 8.0% per annum and matures on February 25, 2024. Pursuant to the terms of the debentures, upon completion of a liquidity event, the principal amount of the debentures will automatically convert into Class C Units of Gold Flora and the accrued and unpaid interest will be repaid in cash. Each debenture contained a liquidity provisions pursuant to which, in the event a liquidity event had not occurred on or before February 25, 2022, Gold Flora shall increase the principal amount of the debentures by a factor of 10% for no additional consideration.  The liquidity provision was triggered and the additional debentures were issued in February 2022.  Following issuance of the additional securities, Gold Flora has issued 8% unsecured convertible debentures due February 25, 2024 in the aggregate principal amount of $12.9 million.  Each warrant in the unit offering gives the holder the right to purchase that number of Class C Units equal to US$500 divided by the conversion price as defined in the debenture, which is currently $1.125.  Each warrant is exercisable in Class C membership units of Gold Flora for a period of twenty-four (24) months from the completion of a liquidity event.

The warrants expire on February 25, 2024 if no liquidity event has occurred by that date.  Each warrant also contained a 10% liquidity provision similar to that contained in the debentures.  There are 12,929 warrants outstanding (including those additional warrants issued due to the liquidity provision).

F-3-3

Higher Level of Care Acquisition

On September 30, 2021, Gold Flora closed the acquisition of Higher Level of Care Hollister, Inc. and Higher Level of Care, Seaside, Inc. (collectively, “Higher Level of Care”). Total consideration was $26.7 million, of which $8.8 million was paid in cash, $7.3 million fair value was paid via Equity Rights in Gold Flora, and $10.6 million was paid via a secured note payable to the sellers of Higher Level of Care (“HLC Note”). Pursuant to the terms of the Equity Rights Agreement, Gold Flora is required to issue upon a liquidity event such number of Class C Units in Gold Flora equal to $11,121,385 divided by the greater of (i) a 10% discount to the liquidity event price and (ii) $2.50.

Higher Level of Care’s operations consist of two separate cannabis retail dispensaries located in Seaside, California (“HLC Seaside”) and Hollister, California (“HLC Hollister”). HLC Seaside consists of a leased 1,974 square feet building with a retail dispensary. HLC Hollister consists of a leased 2,226 square feet building with a retail dispensary.

The HLC Note was issued on September 30, 2021 and has a maturity of September 30, 2025. The interest rate is six percent (6%) per annum for the first two years, seven percent (7%) per annum for the third year and eight percent (8%) per annum for the final year. The balance of the HLC Note as of December 31, 2022 is $10.3 million.

In order to fund a portion of the cash component of the purchase price payable pursuant to the Higher Level of Care acquisition, Gold Flora issued to an arm’s length investor: (i) a convertible debentures with a principal amount of $8,200,000 due on November 5, 2024 which accrues interest at 8% per annum (convertible into Class F Unit of Gold Flora at a price per Class F Unit equal to the lesser of: (1) a 25% discount on the liquidity price and (2) $1.65 per Class F Unit) and (ii) warrants to purchase 4,969,200 Class F Units in Gold Flora at a price per Class F Units of $2.00.  The warrants and debentures contained a liquidity right such that if a liquidity event did not occur by the first anniversary of the issuance of the security, the holder is entitled to an additional 10% principal amount of the debentures or warrants at no additional consideration.  These additional securities were issued in November 2022.

Airfield Acquisition

On December 31, 2021, Gold Flora closed the acquisition of Captain Kirk Services, Inc. dba Airfield Supply Co. (“Airfield”). Total consideration was $36.5 million with $10.1 million paid in cash, $2.8 million paid via Class C units issued by Gold Flora, $10.0 million paid via a secured note payable to the sellers of Airfield (“Airfield Note”) and an earn-out payment, not to exceed $14.8 million (fair value of $13.6 million at December 31, 2022). The earn-out is to be paid in the event that Gold Flora’s earnings before interest, taxes, depreciation and amortization (EBITDA) exceeds the EBITDA threshold agreed upon by the Airfield and Gold Flora. The earn-out payment is to be paid no later than June 2023 and as follows: 28% in cash, 36% in Gold Flora’s stock, and 36% as a promissory note.

The primary assets of Airfield include the vertically integrated cannabis operations in San Jose, CA (“Airfield San Jose”) and a dispensary license and permit in Redwood, CA (“Redwood”).

Airfield San Jose includes a leased 20,000 square foot building with a retail dispensary, cultivation, and distribution operations and we believe is one of the most successful single dispensary locations in California.

The Airfield Note was issued on December 31, 2021 and has a maturity of December 31, 2025. The interest rate is eight percent (8%) per annum. The balance of the Airfield Note as of December 31, 2022 is $10.8 million. The increased balance from the original principal results from three quarters of compound interest. Such accrual continued through December 31, 2022. Payments of quarterly cash interest begin the first quarter of 2023 and is paid quarterly until the Airfield Note has been repaid in full.

F-3-4

We agreed to pay certain contingent consideration in connection with the acquisition of Airfield. The earn-out payment is the amount by which EBITDA for the 2022 fiscal year end exceeds $5 million multiplied by six (6).  The contingent consideration is currently estimated at $0, as the EBITDA threshold was not met.

A portion of the cash component of the purchase price was funded by the issuance: (i) 8% convertible debentures with an aggregate principal amount of $10,010,000 due in February 2025 which are convertible into Class F Units of Gold Flora at a price per Class F Units equal to the lesser of: (1) a 25% discount on the liquidity price and (2) $1.65 per Class F Unit, and (ii) warrants to purchase an aggregate of 6,120,600 Class F Units in Gold Flora at a price per Class F Units of the lesser of (1) $2.00 (subject to certain adjustments) and (2) if an Earn-Out Payment is made following the completion of a liquidity event, the price used for the calculation of the equity portion of the Earn-Out Payment (90% of the VWAP of the resulting issuer shares (subject to certain adjustments)).  The warrants and debentures contained a liquidity right such that if a liquidity event did not occur by the first anniversary of the issuance of the security, the holder is entitled to an additional 10% principal amount of the debentures or number of warrants at no additional consideration.  These additional securities were issued in February 2022.

Highlights of the Year ended December 31, 2022

DHS Construction

Gold Flora engaged BlackStar Contractors, Inc. (“BSC”) to begin the construction of two additional grow facilities located in Desert Hot Springs. The facilities are in the same building as the current cultivation operations. The total space consists of 70,200 square feet and will provide an additional 40,000 square feet of canopy. Once completed, these new grow facilities will be state-of-the-art and provide additional cultivation capacity for our operations.

On November 14, 2022, Gold Flora entered into their first amendment to lease agreement with IIP-CA 6, LP. The amendment provided for an additional $3. 5 million in our tenant improvement allowance.

Exchanges and Amendments of Debentures Due June 13, 2022

Gold Flora previously issued 8% unsecured convertible debentures due June 13, 2022 in the aggregate principal amount of $15. 4 million. On June 10, 2022, the holders of an aggregate principal amount of $6.2 million of such debentures exchanged those debentures for an 8% unsecured convertible debentures with a maturity date of December 31, 2023. The terms of the debentures due December 31, 2023 are identical to the terms of the exchanged debentures with the exception of the maturity date and a new option allowing the holders to convert into Gold Flora Class C Units at maturity of the debenture if a liquidity event has not occurred.

On October 26, 2022, Gold Flora and the holders of the remaining debentures due June 13, 2022 with an aggregate outstanding principal balance of $9.2 million agreed to an amendment to the debentures extending the maturity date to September 30, 2023. The terms also provide for certain other provisions including (i) additional interest at a rate per annum of 6.0% payable in kind at maturity; (ii) the application of any cash at fiscal quarter-end in excess of $6.0 million to repay in part the outstanding balance of the debentures; and (iii) to apply to the partial prepayment of the debentures two-thirds of any cash raised from any qualified financing, being a material debt or equity financing.

Sweet Leaf Equipment Financing

On December 14, 2022, Black Lion Farms LLC, a subsidiary of Gold Flora, closed on an equipment financing of $4.0 million (“Sweet Leaf Financing”). The Sweet Leaf Financing matures on December 14, 2025 and is secured by various equipment of Black Lion Farms and is guaranteed by Gold Flora, LLC.

F-3-5

Subsequent Events

TPCO Business Combination

On February 21, 2023, Gold Flora, TPCO Holding Corp., a British Columbia corporation (“TPCO”), Stately Capital Corporation, a British Columbia corporation and a principal unitholder of Gold Flora (“Stately”), Gold Flora Corporation, a British Columbia corporation (“Newco”), and Golden Grizzly Bear LLC, a California limited liability company, entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which Gold Flora and TPCO will combine their businesses by way of a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) and a plan of merger (the “Plan of Merger”) pursuant to the provisions of the California Revised Uniform Limited Liability Company Act, as amended (the “Business Combination”). Following the Business Combination, the entity resulting from the amalgamation of TPCO, Stately and Newco (the “Resulting Issuer”) will manage and hold the combined business of TPCO and Gold Flora. Subject to the terms and conditions set forth in the Business Combination Agreement, the Plan of Arrangement and the Plan of Merger, holders of issued and outstanding membership units in the capital of Gold Flora (“Gold Flora Units”) will receive 1.5233 common shares in the capital of the Resulting Issuer (“Resulting Issuer Shares”) for each Gold Flora Unit held and holders of issued and outstanding common shares in the capital of TPCO (“TPCO Shares”) will receive one Resulting Issuer Share for each TPCO Share held. Following the completion of the Business Combination, current holders of Gold Flora Units will hold approximately 51% of the Resulting Issuer and current holders of TPCO will hold approximately 49% of the Resulting Issuer.

Results of Operations

Comparison of the Years Ended December 31, 2022, 2021 and 2020

The following table summarizes our results of operations for the years ended December 31, 2022, 2021 and 2020.

	In thousands			2022 vs 2021		2021 vs 2020
	2022	2021	2020	$ Change	% Change	$ Change	% Change

Revenues from Sale of Goods	$65,659	$24,422	$17,260	$41,237	169%	$7,162	41%
Cost of Goods Sold	49,966	22,292	16,623	27,674	124%	5,669	34%

Gross Profit	15,693	2,130	637	13,563	637%	1,493	234%

Operating Expenses:
Selling, General, and Administrative	26,110	8,192	5,803	17,918	219%	2,389	41%
Change in Fair Value of Earnout Liability	(13,592)	-	-	(13,592)	N/A	-	N/A

Total Operating Expenses	12,518	8,192	5,803	4,326	53%	2,389	41%

Operating Loss	3,175	(6,062)	(5,166)	9,237	-152%	(896)	17%

Other Expense:
Interest Expense, Net	20,706	9,188	6,517	11,518	125%	2,671	41%
Other Expense (Income)	(1,270)	141	(154)	(1,411)	-1001%	295	-192%

Net Loss Before Income Taxes	(16,261)	(15,391)	(11,529)	(870)	6%	(3,862)	33%

Income Taxes	(5,262)	(216)	-	(5,046)	2336%	(216)	N/A

Net Loss	(21,523))	(15,607)	(11,529)	(5,916)	38%	(4,078)	35%

Net Loss Attributable to Non-Controlling Interest	(199)	(108)	(99)	(91)	84%	(9)	9%

Net Loss Attributable to Gold Flora, LLC.	$(21,324)	$(15,499)	$(11,430)	$(5,825)	38%	$(4,069)	36%

Dividend on Preferred Stock	(1,601)	(1,569)	(1,606)	(32)	2%	37	-2%

Net Loss Attributable to Gold Flora, LLC.	$(22,925)	$(17,068)	$(13,036)	$(5,857)	34%	$(4,032)	31%

Total Assets	$161,926	$175,903	$28,593	$(13,977)	-8%	$147,310	515%

Total Non-Current Liabilities	$132,326	$139,526	$36,424	(7,200)	-5%	103,102	283%

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Revenues

Our net sales revenues for the year ended December 31, 2022 were $65.7 million, an increase of $41.2 million from 2021. Our sales revenues for the year ended December 31, 2021 were $24.4 million, an increase of $7.2 million from 2020. The increase for 2022 and 2021 is primarily due to the Airfield and Higher Level of Care acquisitions near the end of 2021. The revenues from these acquisitions contributed for the full year 2022 while the Higher Level of Care acquisitions only contributed for three months of 2021 and the Airfield acquisition, having closed on December 31, 2021 did not contribute to 2021 revenue.

Gross Profit

Gross Profit reflects revenue less production costs, primarily consisting of labor, materials, consumable supplies, overhead, amortization on production equipment, shipping, packaging and other expenses required to produce cannabis products.

Our gross profit for the year ended December 31, 2022 was $15.7 million, an increase of $13.6 million from $2.1 million for 2021. Our gross profit for the year ended December 31, 2021 increased by $1.5 million from $0.6 million for 2020.  The increase for 2022 and 2021 is primarily due to the Airfield and Higher Level of Care acquisitions near the end of 2021 while the gross profit from these acquisitions contributed for the full year 2022.

Operating expenses primarily include salaries and benefits, professional fees, facilities expenses, depreciation and amortization, travel-related expenses, advertising and promotion expenses, licenses, fees and taxes, office supplies and pursuit expenses related to outside services, stock-based compensation and other general and administrative expenses.

Our operating expenses, which are characterized as selling, general and administrative expenses increased by $4.3 million to $12.5 million for 2022 and increased by $2.4 million for 2021.  Specifically, selling, general and administrative expenses increased by 17.9 million to $26.1 million for 2022 and increased by 2.4 million for 2021 primarily due to the increase in operations from the Airfield and Higher Level of Care acquisitions near the end of 2021. Operating expenses, exclusive of the one-time income from the change in fair value of earnout liability, related to both of these acquisitions impacted the full year 2022 while the Higher Level of Care acquisition only impacted operating expenses for three months of 2021.  In addition to our operating expenses for the current year, for 2022, Gold Flora recorded a one-time income from the change in fair value of the earnout liability related to the Airfield acquisition as Gold Flora determined that the EBITDA threshold for the earnout was not met at the end of the calculation period.

Other Items

Interest (expense)

In the year ended December 31, 2022, 2021 and 2020, we recorded interest expense of $20.7 million, $9.2 million and $6.5 million, respectively, which represented an increase of $11.5 million and $2.7 million increase in 2022 and 2021, respectively. This increase primarily relates to the increase in debt obligations in late 2021 and early 2022 related to the Airfield and Higher Level of Care acquisitions and related debenture financing.

F-3-7

Net Loss

In the year ended December 31 2022, 2021 and 2020, we recorded a net loss attributable to Gold Flora, LLC of $21.3 million, $15.5 million and $11.4 million, respectively, an increase in net loss of $5.8 million and $4.1 million for 2022 and 2021, respectively, due to the reasons mentioned above.

Non-GAAP Financial Measures

In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), Gold Flora provides additional financial metrics that are not defined under, prepared in accordance with or a standardized financial measure under GAAP. Management uses such non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision-making, for planning and forecasting purposes and to evaluate Gold Flora’s financial performance. These non-GAAP financial measures (collectively, the “non-GAAP financial measures”) are:

EBITDA

Net Loss (GAAP) adjusted for interest and financing costs, income taxes, depreciation, and amortization. This non-GAAP measure represents Gold Flora’s current operating profitability and ability to generate cash flow.

Adjusted EBITDA

EBITDA (non-GAAP) adjusted for share-based compensation, non-cash lease expense, change in fair value of earnout liability, bad debt expense, business combination purchase price effect on cost of goods sold, transaction-related professional fees, and non-recurring inventory adjustments. This non-GAAP measure represents Gold Flora’s current operating profitability and ability to generate cash flow excluding non-recurring, irregular or one-time expenditures in order improve comparability.

Adjusted Gross Profit

Adjusted Gross Profit (non-GAAP) adjusted for non-cash expenses such as amortization and depreciation, business combination purchase price effect on cost of goods sold, and 280E allocation effects. This non-GAAP measure represents Gold Flora’s current operating profitability and ability to generate cash flow excluding non-recurring, irregular or one-time expenditures in order improve comparability.

Management believes that these non-GAAP financial measures assess Gold Flora’s ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Gold Flora’s operating results and future prospects in the same manner as management. These non-GAAP financial measures may also exclude certain material non-cash items, expenses and gains and other adjustments that may be unusual in nature, infrequent or that Gold Flora believes are not reflective of Gold Flora’s ongoing operating results and performance.

As there are no standardized methods of calculating these non-GAAP financial measures, Gold Flora’s methods may differ from those used by others, and accordingly, the use of these measures may not be directly comparable to similarly titled measures used by others in the cannabis industry or otherwise. Accordingly, these non-GAAP financial measures are intended to provide additional information and are not intended to represent and should not be considered, as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Such non-GAAP financial measures should only be considered in conjunction with the GAAP financial measures presented herein and in Gold Flora’s financial statements.

These supplemental non-GAAP financial measures are presented because management has evaluated the financial results both including and excluding the adjusted items and believe that the supplemental non-GAAP financial measures presented provide additional perspective and insights when analyzing the core operating performance of the business. In addition, Gold Flora believes investors use both GAAP and non-GAAP measures to assess management’s past and future decisions associated with its priorities and allocation of capital, as well as to analyze how the business operates in, or responds to, swings in economic cycles or to other events that impact the cannabis industry.

F-3-8

These non-GAAP financial measures have important limitations as analytical tools and should not be considered in isolation or as a substitute for any standardized measure under GAAP. For example, certain of these non-GAAP financial measures:

•	exclude certain tax payments that may reduce cash available to Gold Flora;
•	do not reflect any cash capital expenditure requirements for the assets being depreciated and amortized that may have to be replaced in the future;
•	do not reflect changes in, or cash requirements for, working capital needs; and
•	do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments on debt.

EBITDA  (non-GAAP) and Adjusted EBITDA (non-GAAP)

The following table provides a reconciliation of Gold Flora’s net loss to EBITDA (non-GAAP) for the years ended December 31, 2022 and 2021:

	In thousands
	2022	2021

Net Loss	$(21,523)	$(15,607)
Interest Expense	20,706	9,188
Taxes	5,262	216
Depreciation and Amortization	8,406	1,849
EBITDA - (Non-GAAP)	$12,851	$(4,354)

Addback for Adjusted EBITDA (Non-GAAP
Noncash Operating Lease Expense	$(47)	$199
Change in Fair Value of Earnout Liability	(13,592)	-
Share-Based Compensation	392	582
Bad Debt Expense	373	176
Transaction Fees and Legal Fees	633	905
Transaction Related Expenses	714	-
Non-Reoccurring Inventory Adjustments	5,808	(11)
Adjusted EBITDA - (Non-GAAP)	$7,133	$(2,503)

EBITDA, a non-GAAP financial measure, was $12.9 million compared to $4.4 million loss for 2022 and 2021, respectively. The favorable change in EBITDA from 2021 to 2022 was primarily due to the improvement from operations (not including non-cash and non-recurring expenditures) during 2022 from the Airfield and Higher Level of Care acquisitions in late 2021.

Adjusted EBITDA, a non-GAAP financial measure, was $7.1 million compared to $2.5 million loss for 2022 and 2021, respectively. The favorable change in EBITDA from 2021 to 2022 was primarily due to the improvement from operations and gross margins (not including non-cash and non-recurring expenditures) during 2022 from the Airfield and Higher Level of Care acquisitions in late 2021.

F-3-9

Adjusted Gross Profit (non-GAAP)

The following table provides a reconciliation of Gold Flora’s net loss to Adjusted Gross Profit (non-GAAP) for the years ended December 31, 2022 and 2021:

	2022 In Thousands		2021 In Thousands
	Wholesale	Retail	Wholesale	Retail
Revenues from Sale of Goods	$10,944	$54,715	$13,389	$11,033
Cost of Goods Sold	15,963	34,002	13,929	8,363
Gross (Loss) Profit Dollars	$(5,019)	$20,713	$(540)	$2,670
Gross Profit Percentage	-46%	38%	-4%	24%

Adjustments to Gross profit
Depreciation and Amortization	$1,357	$-	$1,046	$-
Operating Expenses related to 280E adjustments	3,149	1,345	6,142	782
Non-Reoccurring Inventory Adjustments	4,053	1,277	(11)	500
Adjusted Gross Profit Dollars - (Non-GAAP)	$4,019	$23,335	$6,637	$3,952
Adjusted Gross Profit Percentage - (Non-GAAP)	37%	43%	50%	36%

Adjusted Gross Profit, a non-GAAP financial measure increased from prior year due to the two acquisitions (Airfield and Higher Level of Care) in late 2021.  During 2022, these same acquisitions contributed for the full year. The Adjusted Gross Profit for wholesale as a percentage of revenue declined from 50 percent to 37 percent primarily due to declines in the selling price of wholesale flower, while the Adjusted Gross Profit for retail as a percentage of revenue for 2022 increased from 36 percent to 43 percent as a result of Gold Flora’s continued improvement to efficiently run its retail operations.

F-3-10

Liquidity and Capital Resources

Historically, Gold Flora’s primary source of liquidity has been its operations, capital contributions made by equity investors and debt issuances. Gold Flora is currently meeting its current operational obligations as they become due from its current working capital and from operations. However, Gold Flora has sustained losses since inception and may require additional capital in the future. As of and for the year ended December 31, 2022, 2021 and 2020, Gold Flora had an accumulated deficit of $67.4 million, $44.5 million and $27.4 million, respectively, a net loss   of $21.5 million, $15.6 million and $11.5 million, respectively and net cash used in operating activities of $15.1 million, $9.2 million and $1.1 million, respectively. If the Business Combination Transaction is not completed, Gold Flora anticipates that it will require additional debt or equity financing in order to meet its obligations as they become due.  There is no assurance that the Company will be able to obtain such financing or obtain it on favorable terms.  These uncertainties rise substantial doubt about Gold Flora’s ability to continue as a going concern.

In evaluating our capital requirements, including the impact, if any, on our business from the COVID-19 pandemic, and our ability to fund the execution of our strategy, we believe we have adequate available liquidity to enable us to meet our working capital and other operating requirements, fund growth initiatives and capital expenditures, settle our liabilities and repay scheduled principal and interest payments on debt for at least the next twelve months.  If the Business Combination Transaction is completed, the majority of our outstanding convertible debentures will convert into equity.

Gold Flora plans to reduce operating expenses through various strategic initiatives and aggressive cost-cutting measures and raise additional debt financing if needed to help fund operations. In addition, Gold Flora entered into a definitive business combination agreement to combine Gold Flora and TPCO Holding Corp. in an all-stock merger. Gold Flora anticipates additional capital and synergies from this planned merger. However, there can be no assurance that Gold Flora will be successful in achieving its objectives.

Our objective is to generate sufficient cash to fund our operating requirements and expansion plans. Management believes that our vertically-integrated operations, recent acquisitions and planned expansion activities give us the ability to grow revenue, maintain long-term profitability and generate sustainable cash flow. We continue to review and pursue selected external financing sources to ensure adequate financial resources. These potential sources include, but are not limited to (i) financing from traditional or non-traditional investment capital organizations; (ii) funding from the sale of equity or debt instruments; and (iii) debt financing with lending terms that more closely match our business strategy and capital requirements. There can be no assurance that we will gain adequate market acceptance for our products or be able to generate sufficient positive cash flow to achieve our business plans, that additional capital or other types of financing will be available when needed, or that these financings will be on terms favorable to us or at all.

We expect to continue funding operating losses as we expand our operations with our available cash. Therefore, we are subject to risks including, but not limited to, our ability to raise additional funds through debt and/or equity financing to support our continued development, including capital expenditure requirements, operating requirements and to meet our liabilities and commitments as they come due.

Gold Flora does not have any expected material commitments for capital expenditures.

Off-Balance Sheet Arrangements

As of the date of this MD&A, we do not have any off-balance sheet arrangements and have not guaranteed any debt or commitments of other entities or entered into any options on non-financial assets.

Contractual Obligations

Gold Flora has contractual obligations to make future payments, including debt agreements and lease agreements from third parties.

The following table summarizes such obligations as of December 31, 2022:

	2023	2024	2025	2026	2027	After 2027	Total
Accounts Payable and Accrued Liabilities	13,220,354	-	-	-	-	-	13,220,354
Accrued Interest	2,929,075	-	-	-	-	-	2,929,075
Taxes Payable	4,830,803	-	-	-	-	-	4,830,803
Due to Related Party	2,005,000	-	-	-	-	-	2,005,000
Notes Payable	13,846,582	7,379,433	10,411,325	-	-	-	31,637,340
Operating Leases	1,718,852	1,751,553	1,784,535	1,792,605	1,850,120	9,680,145	18,577,810
Finance Leases	7,903,992	9,755,370	9,991,885	10,226,253	10,425,002	342,069,023	390,371,525
Convertible Note	15,718,424	-	27,819,721	-	-	-	43,538,145

	$62,173,082	$18,886,356	$50,007,466	$12,018,858	$12,275,122	$351,749,168	$507,110,052

F-3-11

We lease real estate used for dispensaries, production plants, and corporate offices. Most leases include options to renew for varying terms at our sole discretion. Lease terms for these assets generally range from 1 to 2 years. Certain leases include escalation clauses or payment of executory costs such as property taxes, utilities, or insurance and maintenance. Rent expense for leases with escalation clauses is accounted for on a straight-line basis over the lease term. Our lease agreements do not contain any material residual value guarantees or material restrictive covenants.

Other Legal Matters

From time to time in the normal course of business, we may be subject to legal matters such as threatened or pending claims or proceedings. We are not currently a party to any material legal proceedings or claims, nor are we aware of any pending or threatened litigation or claims that could have a material adverse effect on our business, operating results, cash flows or financial condition should such litigation or claim be resolved unfavorably.

Inflation

We are not immune to the widespread cost inflation experienced in the United States and many parts of the world. We intend to continue to work to improve our gross margins by partnering with our vendors.

Cash Flows

Comparison of Years Ended December 31, 2022, 2021 and 2020

The following table summarizes our cash flows for the years ended December 31, 2022, 2021 and 2020:

The following table summarizes our cash flows for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
NET CASH USED IN OPERATING ACTIVITIES	(15,142,229)	(9,185,159)	(1,087,350)
NET CASH USED IN INVESTING ACTIVITIES	(7,581,780)	(1,516,315)	(5,630,903)
NET CASH PROVIDED BY FINANCING ACTIVITIES	10,485,841	25,777,254	1,515,488

Operating Activities

Cash used in continued operating activities in the year ended December 31, 2022 totaled $15.1 million as compared to cash used in continued operating activities of $9.2 million in 2021 and $1.1 million in 2020. In the year ended December 31, 2022, the cash used in operating activities represents an average operating cash burn rate of $1.3 million per month compared to $0.8 million per month in 2021 and $0.1 million per month in 2020. The increase in cash used in operating activities from 2021 through 2022 is primarily due to the increase in operations related to Higher Level of Care and Airfield Acquisitions in the later part of 2021. The increase from 2020 to 2021 primarily relates to the acquisition of Higher Level of Care in late 2021.

F-3-12

Investing Activities

Cash used in investing activities in the year ended December 31, 2022 totaled $7.6 million as compared to $1.5 million in 2021 and $5.6 million in 2020. The increase is primarily due to the build out of Gold Flora’s cultivation and distribution and wholesale properties and operations through 2022.

Financing Activities

Net cash provided by financing activities in the year ended December 31, 2022 totaled $10.5 million as compared to $25.8 million in 2021 and $1.5 million in 2020. The increase in 2021 from 2020 was primarily due to debt incurred to fund acquisitions and operations of $18.7 million compared to none in 2020.  The decrease in cash provided by financing activities from 2021 to 2022 was primarily due to the decreased need for financing to help pay for acquisition and operations.  In 2022, Gold Flora obtained debt financing of $10.3 million compared to $18.7 million in 2022.

2022

On February 8, 2022, Gold Flora issued $5.05 million of 8.0% Convertible Debentures due 2025, which were used to fund a portion of the cash payout associated with the acquisition of Airfield.

On February 23, 2022, Gold Flora issued $5.05 million of 8.0% Convertible Debentures due 2025, which were used to fund a portion of the cash payout associated with the acquisition of Airfield.

On June 10, 2022, $6,205,000 of debentures due June 13, 2022 were exchanged for 8.0% convertible debentures due December 31, 2023.  The terms of the debentures due June 13, 2022 and those due December 31, 2021 were substantially similar other than maturity date and a new option allowing holders to convert into Gold Flora membership units at maturity.

On October 26, 2022, the remaining $9,213,000 of the debentures due June 13, 2022 were amended to extend the maturity date to September 30, 2023, add an additional 6% PIK interest as well as additional financial covenants.

2021

On February 25, 2021, Gold Flora commenced the issuance of debenture units, across multiple closings through April 2021, of 11,402 8.0% Convertible Debentures due 2024 raising $11,555,000 of capital.

On or about June 14, 2021, the remaining balance of the 434 outstanding 2021 Debentures were repaid.

Effective as of September 30, 2021, Gold Flora issued a secured promissory note to the sellers of the Higher Level of Care Seaside and Hollister CA cannabis retail outlets and other related options.

On or about November 5, 2021, Gold Flora, LLC entered into an Equity Right Agreement as partial consideration for the HLC acquisition.  The agreement provides for the issuance upon a Liquidity Event of $10,592,000 of Gold Flora new Class C membership units based on an issuance price of the greater of (i) a 10% discount to the Liquidity Event price and (ii) $2.50.

On November 05, 2021, Gold Flora issued 8,200 of 8.0% Convertible Debentures due 2024. The proceeds of $8,200,000 were used to fund the cash payout associated with the HLC acquisition.

Effective as of December 31, 2021, Gold Flora issued a secured promissory note in the amount of $9,990,000 to Ambassador Assets, LLC an affiliate of the sellers of Captain Kirk Services, Inc. cannabis retail outlet and other related options.

Effective as of December 31, 2021, Gold Flora issued 4,008,000 membership units to the former shareholders of Airfield as partial consideration for the acquisition by Gold Flora, Acquisition Fund 1, LLC of all of the ownership interest in Airfield. The membership units were issued at a price of $2.50 per unit, thereby providing for total consideration of $10,200,000, which accounted for 33.4% of the total acquisition price.

F-3-13

2020

In 2019, Gold Flora issued 14,411 8.0% Convertible Debentures due 2021 (the "2021 Debentures") with a face value of $1,000 per 2021 Debenture via a private placement, raising $14,411,000 of capital.

On or about June 14, 2020, as per the terms of the 2021 Debentures, 1,441 additional 2021 Debentures were issued to holders of record on such date representing Penalty Debentures. No consideration flowed to Gold Flora as the result of such issue.

In August, 2020, in response to requests from the holders of the 2021 Debentures to allow for the exchange of up to all of the then outstanding 15,852 2021 Debentures for new 8.0% Convertible Debentures due 2022 (the "2022 Debentures"), Gold Flora offered the 2022 Debentures with like terms to the 2021 Debentures other than maturity.  As a result of such offer, 15,418 2021 Debentures were exchanged.

Commitments and Contingencies

California Operating Licenses

Our primary activity is the cultivation, manufacturing and sale of Adult-Use Cannabis pursuant to California law. However, this activity is not in compliance with the Controlled Substances Act (“CSA”). Our assets are potentially subject to seizure or confiscation by governmental agencies and we could face criminal and civil penalties for noncompliance with the CSA. Our management believes we are in compliance with all California and local jurisdiction laws and monitor the regulatory environment on an ongoing basis along with counsel to ensure the continued compliance with all applicable laws and licensing agreements.

Our operation is sanctioned by the State of California and local jurisdictions. Due to the uncertainty surrounding our noncompliance with the CSA, the potential liability from any non-compliance cannot be reasonably estimated, and we may be subject to regulatory fines, penalties or restrictions in the future.

Effective January 1, 2018, the State of California allowed Adult-Use Cannabis sales. Beginning on January 1, 2018, the State began issuing temporary licenses that expired 120 days after issuance for retail, distribution, manufacturing and cultivation permits. Temporary licenses could be extended in 90-day increments by the State upon submission of an annual license application. All temporary licenses had been granted extensions by the State during 2018.

In September 2019, Senate Bill 1459 (SB 1459) was enacted which enabled state licensing authorities to issue provisional licenses through 2021. A provisional license could be issued if an applicant submitted a completed annual license application to the California Bureau of Cannabis Control. A completed application for purposes of obtaining a provisional license is not the same as a sufficient application to obtain an annual license. The provisional cannabis license, which is valid for 12 months from the date issued, is said to be in between a temporary license and an annual license and allows a cannabis business to operate as they would under local and state regulations. Licensees issued a provisional license are expected to be diligently working toward completing all annual license requirements in order to maintain a provisional license. We obtained our provisional licenses in 2019 and continue to work with the State to obtain annual licensing.

Our prior licenses obtained from the local jurisdictions we operated in have been continued by such jurisdictions and are necessary to obtain state licensing.

We have received annual licenses from our local jurisdiction in which we actively operate. Although we believe we will continue to receive the necessary licenses from the State of California to conduct our business in a timely fashion, there is no guarantee we or our clients will be able to do so and any failure to do so may have a negative effect on our business and results of operations.

F-3-14

Transactions Between Related Parties

The following provides information on related parties during the year ended December 31:

			Incurred (Received)		Due To
Related Party Name	Relationship	Nature of Transactions	2022	2021	2022	2021
BlackStar Contractors Inc.	Common Control	Construction of Facilities	$5,665,712	$6,828,047	$(847,156)	$1,596,415
BlackStar Financial Inc.	Common Control	Shared Services	$332,709	$257,411	$74,407	$76,767
BlackStar Financial Inc.	Common Control	Expenses Paid	$-	$10,000	$-	$10,000
BlackStar Industrial Properties LLC	Common Control	Facility Rent and Advances	$890,706	$2,762,055	$2,638,153	$1,868,304
GF Invesco, Inc.	Managed by Gold Flora Capital LLC	Interest Payments	$1,251,844	$982,805	$525,302	$370,193
GF Investco 2, Inc.	Managed by Gold Flora Capital LLC	Interest Payments	$735,761		$374,374
GF 5630 Partners LLC	Managed by Gold Flora Capital LLC	Facility Rent	$493,860	$442,980	$187,455	$110,745
Gold Flora Capital LLC	Common Control	Interest Income	$16,573	$15,800	$15,800	$7,000
MasterCraft Homes Group LLC	Common Control	Shared Services	$51,224	$29,577	$24,700	$1,617

		Total	$9,438,390	$11,328,675	$2,993,035	$4,041,041

Laurie Holcomb, the Chief Executive Officer of Gold Flora, and her spouse control Gold Flora Capital LLC, the BlackStar entities as well as MasterCraft Homes.

Laurie Holcomb acts as the director and an executive officer of GF Investco and GF Investco2, entities created by Gold Flora to facilitate investments by offshore investors that do not wish to directly hold securities in a limited liability company.  GF Investco and GF Investco2 both hold 8% convertible debentures of Gold Flora.  The interest payments relate to the convertible debentures.  The interests payments, net of tax payments, are dividended to the shareholders of GF Investco and GF Investco2.

BSC provides general contracting services to multiple third party companies.  They are licensed general contractors in the state of California.   BSC was the general contractor and provided construction services for the build-out of the facilities in Desert Hot Springs, and the dispensaries in Long Beach, Corona, and Costa Mesa.  Their services include architectural drawings, environmental clearances, local and state permitting and construction of the core and shell and tenant improvements of the buildings.

BlackStar Financial Inc. holds a real estate broker license in the state of California and provides real estate finance, land acquisition, consulting, management and administrative support services and has paid some expenses related to the build-out of facilities.

F-3-15

Through October 15, 2021, Gold Flora’s subsidiaries had several finance leases related to a property in Desert Hot Springs, California that was owned by BlackStar Industrial Properties LLC, an entity that is under common control.  Effective, October 15, 2021, BlackStar Industrial Properties LLC sold the property to a third-party, and Gold Flora, LLC entered into a finance lease agreement with the third-party that purchased the property.

MasterCraft Homes Group LLC provides administrative support services and entitlement work on raw land parcels in California and has paid some expenses related to the build-out of facilities.

GF5630 Partners LLC owns and manages the real estate for the King’s Crew dispensary in Long Beach. Rent is paid to GF5630 from Gold Flora Capital LLC.

Gold Flora Capital invested in the June 2019 offering of debenture units, and holds 8% convertible debentures due December 31, 2023 in the principal amount of $220,000.  The terms of those debentures were negotiated with the placement agents on an arms-length basis.

In addition, to the above transactions, Gold Flora entered into a promissory note with Skyfall Partners, LLC, an entity majority owned by a member of Gold Flora, dated December 31, 2020, which matured on December 22, 2021 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity. The balance of the note is payable at December 31, 2022 and 2021 was $425,000 and $420,000, respectively. The note was amended to extend the maturity date to April 2023. Amounts due to Skyfall Partners, LLC is included as a component of due to related parties in the consolidated balance sheet for Gold Flora.

In addition, to the above transactions, Gold Flora entered into a promissory note with BlackStar Capital Partners, LLC, an entity majority owned by a member of Gold Flora, dated December 15, 2021, which matures on June 14, 2023 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity. The balance of the note payable at December 31, 2022 and 2021 was $1,585,000 and $1,300,000, respectively. Amounts due to Black Star Capital Partners, LLC is included as a component of due to related parties in the accompanying consolidated balance sheets.

Gold Flora entered into a promissory note with BlackStar Capital Partners, LLC, an entity majority owned by a member of Gold Flora, dated June 6, 2022 in the principal amount of $285,000, which matures on June 5, 2023 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity.

Key Management Personnel

For a discussion of contract or consulting agreements entered into with key management personnel, please see “Appendix F – Information Concerning Gold Flora - Compensation Discussion and Analysis.”

Proposed Transactions

Upon closing of the Transaction, approximately $28.9 million of our outstanding convertible debentures will convert into equity; however the outstanding interest on those debentures will be paid in cash at the time of their conversion into equity. The Transaction is subject to shareholder approval by the entities that are party to the transaction, including Gold Flora, TPCO, Stately, GF Investco and GF Investco2. The closing of the Transaction is also subject to regulatory and court approvals. For more information, please see the unaudited pro forma consolidated financial statements at Appendix H.

Outstanding Units, Options and Equity Based Units

As at the date of this MD&A, Gold Flora has 44,000,000 Class B Units issued and outstanding, 13,571,863 Class C Units issued and outstanding, and 4,360,535 profits interests issued and outstanding.  In connection with the Class B Units, there is an accumulated preferred return of approximately $8.5 million payable at Gold Flora’s option in additional membership units.  Gold Flora has outstanding as of the date hereof: (i) convertible debentures with an outstanding principal amount of $49.1 million; (ii) warrants to purchase approximately 9,784,803 Class C Units; (iii) warrants to purchase approximately 11,586,720  Class F Units; and (iv) equity rights to acquire approximately 4,448,553 Class C Units.

F-3-16

Critical Accounting Policies and Critical Accounting Estimates

The preparation of consolidated financial statements in conformity with GAAP requires our management to make judgments, estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements. Although these estimates are based on management’s best knowledge of the amount, event or actions, actual results may differ from those estimates. Estimates and judgments are continuously evaluated and are based on management’s experience and other factors, including expectations of future events that management considers to be reasonable.

Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

Consolidation

Judgment is applied in assessing whether Gold Flora exercises control and has significant influence over entities in which Gold Flora directly or indirectly owns an interest. Gold Flora has control when it has the power over the subsidiary, has exposure or rights to variable returns, and has the ability to use its power to affect the returns. Significant influence is defined as the power to participate in the financial and operating decisions of the subsidiaries. Where Gold Flora is determined to have control, these entities are consolidated. Additionally, judgment is applied in determining the effective date on which control was obtained.

Business Combinations

Business combinations are accounted for using the acquisition method. The consideration transferred in a business combination is measured at fair value at the date of acquisition. Acquisition-related transaction costs are expensed as incurred. Identifiable assets and liabilities, including intangible assets, of acquired businesses are recorded at their fair value at the date of acquisition. When Gold Flora acquires control of a business, any previously held equity interest also is remeasured to fair value. The excess of the purchase consideration and any previously held equity interest over the fair value of identifiable net assets acquired is goodwill. If the fair value of identifiable net assets acquired exceeds the purchase consideration and any previously held equity interest, the difference is recognized in the Consolidated Statements of Operations immediately as a gain or loss on acquisition.

Contingent consideration is measured at its acquisition-date fair value and included as part of the consideration transferred in a business combination. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with ASC 450, Contingencies, as appropriate, with the corresponding gain or loss being recognized in profit or loss.

Each of the Airfield and Higher Level of Care acquisitions is a business combination accounted for using the acquisition method in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805 Business Combinations (“ASC 805”).

Leases

Gold Flora accounts for its leases in accordance with ASU 2016-02, “Leases (Topic 842)” (“ASC 842”). In addition, Gold Flora elected accounting policy elections to exclude from the consolidated balances the right-of-use (“ROU”) assets and lease liabilities related to short-term leases, which are those leases with a lease term of twelve months or less that do not include an option purchase the underlying lease asset that Gold Flora is reasonably certain to exercise and to not separate leases and non-lease components. Gold Flora determines if an arrangement is a lease at inception. Operating leases are included in operating lease ROU assets and accrued obligations under operating lease (current and non-current) liabilities in the Consolidated Balance Sheets. Finance lease ROU assets are included in property and equipment, net and finance lease obligations are included under finance lease (current and non-current) liabilities in the Consolidated Balance Sheets. Leases with an initial term of 12 months or less are not recorded on the Consolidated Balance Sheets and are expensed in the Consolidated Statements of Operations on the straight-line basis over the lease term.

F-3-17

ROU assets represent Gold Flora’s right to use an underlying asset for the lease term and lease liabilities represent Gold Flora’s obligation to make lease payments arising from the lease. ROU assets are classified as a finance lease or an operating lease. A finance lease is a lease in which 1) ownership of the property transfers to the lessee by the end of the lease term; 2) the lease grants the lessee an option to purchase the underlying asset that the lessee is reasonably certain to exercise; 3) the lease is for a major part of the remaining economic life of the underlying asset; or 4) the present value of the sum of the lease payments and any residual value guaranteed by the lessee that is not already included in the lease payments equals or exceeds substantially all of the fair value; or 5) the underlying asset is of such a specialized nature that it is expected to have no alternative use to the lessor at the end of the lease term. Gold Flora classifies a lease as an operating lease when it does not meet any one of these criteria. Refer to “Note 7 – Leases” for further discussion.

Gold Flora applies judgment in determining whether a contract contains a lease and if a lease is classified as an operating lease or a finance lease. Gold Flora applies judgement in determining the lease term as the non-cancellable term of the lease, which may include options to extend or terminate the lease when it is reasonably certain that Gold Flora will exercise that option. All relevant factors that create an economic incentive for it to exercise either the renewal or termination are considered. Gold Flora reassesses the lease term if there is a significant event or change in circumstances that is within its control and affects its ability to exercise or not to exercise the option to renew or to terminate. It considers whether Gold Flora can benefit from the ROU asset either on its own or together with other resources and whether the asset is highly dependent on or highly interrelated with another ROU asset.

Sale lease back

From time to time, Gold Flora may enter into sale-leaseback transactions pursuant to which Gold Flora sells a property to a third party and agrees to lease the property back for a certain period of time. To determine whether the transfer of the property should be accounted for as a sale, Gold Flora evaluates whether it has transferred control to the third party in accordance with the revenue recognition guidance set forth in ASC 606 - Revenue.

If the transfer of the asset is deemed to be a sale at market terms, Gold Flora recognizes the transaction price for the sale based on the proceeds, derecognizes the carrying amount of the underlying asset and recognizes a gain or loss in the consolidated statements of operations and comprehensive loss for any difference between the carrying value of the asset and the transaction price. Gold Flora then accounts for the leaseback in accordance with its lease accounting policy.

If the transfer of the asset is determined not to be a sale at market terms, Gold Flora accounts for the transaction as a financing arrangement, and accordingly no sale is recognized. Gold Flora retains the historical costs of the property and the related accumulated depreciation on its books and continues to depreciate the property over the lesser of its remaining useful life or its initial lease term. The asset is presented within property and equipment, net on the consolidated balance sheets. All proceeds from these transactions are accounted for as finance obligations and presented as non-current obligation on the consolidated balance sheets. A portion of the lease payments is recognized as a reduction of the financing obligation and a portion is recognized as interest expense based on an imputed interest rate.

Convertible Notes Payable

Gold Flora evaluates and accounts for conversion options embedded in its convertible instruments in accordance with ASC 815, “Accounting for Derivative Instruments and Hedging Activities” (“ASC 815”). ASC 815 generally provide three criteria that, if met, require companies to bifurcate conversion options from their host instruments and account for them as free-standing derivative financial instruments. These three criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not remeasured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. Professional standards also provide an exception to this rule when the embedded features meet the criteria of contracts in an entity’s own equity in ASC 815-40. Gold Flora’s convertible notes payable met the exception described above.

F-3-18

Gold Flora accounts for convertible instruments (when it has determined that the embedded conversion options should not be bifurcated from their host instruments) in accordance ASC 470, “Accounting for Convertible Securities with Beneficial Conversion Features”, as those professional standards pertain to “Certain Convertible Instruments”. Accordingly, Gold Flora records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their earliest date of redemption. Gold Flora also records when necessary deemed dividends for the intrinsic value of conversion options embedded in preferred shares based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. ASC 815 provides that generally, if an event that is not within the entity’s control could or require net cash settlement, then the contract shall be classified as an asset or a liability.

Goodwill

Goodwill is tested for impairment annually and whenever events or changes in circumstances indicate that the carrying amount of goodwill may have been impaired. In order to determine that the value of goodwill may have been impaired, we perform a qualitative assessment to determine whether it is more-likely-than-not that the reporting unit’s fair value is less than its carrying value, indicating the potential for goodwill impairment. A number of factors, including historical results, business plans, forecasts and market data are used to determine the fair value of the reporting unit. Changes in the conditions for these judgments and estimates can significantly affect the assessed value of goodwill.

Long-lived assets

Depreciation and amortization of property and equipment, right-of-use assets and finite-lived intangible assets are dependent upon estimates of useful lives, which are determined through the exercise of judgment. The assessment of any impairment of these assets is dependent upon estimates of recoverable amounts that consider factors such as economic and market conditions and the useful lives of assets. We use judgment in: (i) assessing whether there are impairment triggers affecting long-lived assets, (ii) determining the asset groups and (iii) determining the recoverable amount and if necessary, estimating the fair value.

Fair value measurement

We use valuation techniques to determine the fair value of financial instruments (where active market quotes are not available) and non-financial assets. This involves developing estimates and assumptions consistent with how market participants would price the instrument. We base our assumptions on observable data as far as possible, but this is not always available. In that case, we use the best information available. Estimated fair values may vary from the actual prices that would be achieved in an arm’s length transaction at the reporting date.

Revenue Recognition

Revenue is recognized by Gold Flora in accordance with ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Through application of the standard, Gold Flora recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which Gold Flora expects to be entitled in exchange for those goods or services.

F-3-19

In order to recognize revenue under ASU 2014-09, Gold Flora applies the following five (5) steps:

•	Identify a customer along with a corresponding contract;
•	Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;
•	Determine the transaction price Gold Flora expects to be entitled to in exchange for transferring promised goods or services to a customer;
•	Allocate the transaction price to the performance obligation(s) in the contract; and
•	Recognize revenue when or as Gold Flora satisfies the performance obligation(s).

Revenues consist of wholesale and retail operations of cannabis, which are generally recognized at a point in time when control over the goods have been transferred to the customer and is recorded net of sales discounts. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under Gold Flora’s credit policy.

Revenue is recognized upon the satisfaction of the performance obligation. Gold Flora satisfies its performance obligation and transfers control upon delivery and acceptance by the customer.

Recent and Anticipated Changes to Critical Accounting Policies

None.

F-3-20

 APPENDIX G

INFORMATION THE CONCERNING RESULTING ISSUER

General

The Transaction will result in the acquisition of all of the issued and outstanding TPCO Shares and all of the issued and outstanding Gold Flora Membership Units by the Resulting Issuer. Former TPCO Shareholders are anticipated to own approximately 49% of the Resulting Issuer Shares and former Gold Flora Securityholders (including Stately Shareholders) are anticipated to own approximately 51% of the Resulting Issuer Shares following completion of the Transaction. As part of the Transaction, the Resulting Issuer will continue into the State of Delaware under the name “Gold Flora Corporation”.

The following sets forth certain information relating to TPCO and Gold Flora, together with pro forma information of the Resulting Issuer after giving effect to the Transaction and certain other adjustments.  Additional information concerning each of TPCO and Gold Flora is set forth elsewhere in this Circular.  See Appendix E-1 “Additional Information Concerning TPCO” and Appendix F-1 “Information Concerning Gold Flora”.

Transaction Steps and Organizational Structure Following the Transaction

The Transaction will be effected in a number of primary steps as set out under “Proposal 1 – The Business Combination Resolution” and under Schedule A of Appendix C “Business Combination Agreement” of the Circular”.

The following is an organizational chart showing the anticipated intercorporate relationships of the Resulting Issuer immediately following the completion of the Transaction:

Narrative Description of Business

Following the consummation of the Transaction, the Resulting Issuer will carry on the businesses of TPCO and Gold Flora. For a detailed description of the historical development of the businesses of TPCO and Gold Flora and, therefore, the business to be carried on by the Resulting Issuer, see The Parent Company 2022 Form 10-K, which is incorporated by reference in Appendix E-1 “Additional Information Concerning TPCO” in respect of TPCO, and see Appendix F-1 “Information Concerning Gold Flora”, in respect of Gold Flora.

G-1

Governance Matters of the Resulting Issuer Following the Transaction

Board of Directors

Following the consummation of the Transaction, in accordance with the Business Combination Agreement, the Resulting Issuer Board shall initially consist of seven (7) directors, four of which will be nominated by Gold Flora, being Laurie Holcomb, Michael W. Lau, Heather Molloy and Jeffrey Sears, and three (3) of which shall be nominated by TPCO, being Troy Datcher (Chairman), Al Foreman and Mark Castaneda.

Biographical Information Relating to Gold Flora Nominees

The business background and certain other information about Gold Flora Nominees is set forth below:

Laurie Holcomb

Laurie Holcomb, age 52, is the Founder and CEO of Gold Flora — a leading vertically integrated operator with cultivation, manufacturing, distribution, and retail operations in California. Six years ago, Holcomb spearheaded the purchase of 28 acres in Desert Hot Springs and built a 200,000 square-foot state-of-the-art cannabis campus, which now houses most of the company’s operations. Gold Flora also has retail operations in Long Beach, San Jose, Hollister, Seaside and will be opening new retail locations in Redwood City, Costa Mesa and Corona, California.

She is an experienced CEO and Founder with a demonstrated history of success working in the cannabis and real estate categories. Skilled in Executive Management, Sales, Distressed Asset Management, and Real Estate Owned (REO). Strong Mergers & Acquisitions M&A professional with success in acquiring and selling assets. Entrepreneur who has founded startup companies in both real estate and cannabis

With over 20 year experience in real estate development, Holcomb is well-versed in compliance and licensing issues that can hamper growth for others unfamiliar with California’s complex maze of environmental, water and land-rights regulations. Armed with this knowledge, she was able to create a masterful cannabis complex with a rapid build-out, at a lower cost than many others who raced into the cannabis gold rush.

Holcomb earned a B.S. in Journalism and Mass Communications from Iowa State University where she was a four-year student athlete.

Michael W. Lau

Michael Lau, age 67, is an experienced banker and investment banker with over thirty years of industry experience. He is currently a Registered Principal with MCAP, LLC, a FINRA licensed Broker Dealer. He was the first partner other than the founders to join MCAP’s parent Madison Merchant Group LLC now publically traded MCAP, Inc.

Mr. Lau brings extensive experience in banking including capital raising, project finance and advisory engagements. He began his career at Bank of America where he spent over fifteen years focused on: leverage finance; project finance; privatizations of public entities including the New Zealand rail system; and numerous private capital raises, mostly cross-border transactions.

Mr. Lau was subsequently recruited by WestLB Securities where he built a successful cross-border debt capital markets business. Transactions ranged in size from $20 million to over $400 million with issuers in multiple North American, South American, European and Asian countries including Australia and New Zealand. The founders of MMG, then at INTL FCStone (now StoneX) recruited Lau from WestLB. He then followed the team to MCAP where he built the investment banking business and continued his focus on successful capital raises. Mr. Lau also brings five years of advisory experience in the California cannabis industry.

Heather Molloy

Heather Quinn Molloy, age 48, Founder and Managing Partner of Speedwell Partners, has over twenty-five years of experience in capital markets and began investing and consulting in the legal US cannabis market in 2015. Ms. Molloy is currently an active investor and provides strategic, business development and financial consulting services.

Previously, Ms. Molloy was with TerrAscend Corp. where she served as Chief Strategy Officer and EVP of Corporate Development. In this role, Ms. Molloy met with and reviewed numerous companies, successfully closed on over $300mm in acquisitions and managed significant investor relation matters.

Before moving into the cannabis industry, Ms. Molloy was a founder of two registered investment advisors that managed over $800 million in assets for an insurance company. Asset types included senior direct real estate loans, equipment-based financing, emerging market lending, structured credit, derivative strategies, mezzanine debt and private equity.

Previously Ms. Molloy spent over 14 years at Swiss Re where she was instrumental in launching the structured credit business. She structured and marketed multiple deals, established trading relationships for a proprietary derivatives product company and helped launch an asset backed commercial paper conduit in Canada. Ms. Molloy has an MBA with a concentration in finance from the New York University, Leonard N. Stern School of Business and graduated cum laude from Boston College with degrees in Marketing and Philosophy.

Jeffrey Sears

Jeffrey Sears, age 67, was the Co-Founder, CEO, and chairman of Pirch, Inc. (fka Fixtures Living, Inc.) (“Pirch”), where he was named one of the top disruptors in retail by the National Retail Federation.

Pirch was a private equity backed fixture and appliance retailer and, at its peak, had revenue of over $300 million, stores in six states and employed over 500 people. Pirch won numerous awards including "Store Design of the Year" (Large Format) by Retail Week Magazine (2012), was chosen by Microsoft to showcase Pirch and Surface on Microsoft.com (2016), named 2016 Retailer of the Year by VMSD (2016), and winner, "Best in Show Worldwide: In-Store Signage and Graphics" (2012).

Mr. Sears was the President and CEO of Creative Touch Interiors Inc. (“Creative Touch”), where he sold the business to Home Depot. Creative Touch generated more than $150 million in revenue in 2004 at the time of sale.  After the acquisition, Creative Touch grew to over $1 billion in revenue for Home Depot. In addition, in 2017, Home Depot entrusted Mr. Sears with the ideation, creation, and implementation of the Home Depot Design Center, the first retail execution for high-end appliances, decorative plumbing, and bespoke cabinetry outside the "Orange Store" footprint.

Mr. Sears is currently an Advisory Board Member of Innit.  He is also the Founder of The Modernist Group.

For a business background and certain other information for the nominees of TPCO, see “Proposal 3 — Director Election Proposal”.

Management

Following the consummation of the Transaction, Laurie Holcomb shall be the CEO of the Resulting Issuer, with additional executive officers, including the CFO and Corporate Secretary, to be identified by Laurie Holcomb, upon consultation with TPCO.

G-2

Unaudited Pro Forma Financial Information

TPCO is providing certain unaudited pro forma consolidated financial information in Appendix H to aid you in your analysis of the financial aspects of the Business Combination and related transactions.  Please refer to Appendix H for additional information.

See the “Unaudited Pro Forma Condensed Combined Financial Information” section of this Circular.

Description of Resulting Issuer Share Capital

General

The Resulting Issuer will be authorized to issue 450,000,000 Resulting Issuer Shares and 10,000,000 shares of preferred stock, issuable in series (the “Resulting Issuer Preferred Shares”).

Approximately 307,204,506 Resulting Issuer Shares are expected to be issued and outstanding after giving effect to the Transaction, assuming no additional TPCO Shares or Gold Flora Membership Units are issued following the date hereof, no Dissent Rights are exercised in connection with the Transaction and no TPCO Replaced Options, TPCO Replaced PSUs, TPCO Non-Vesting RSUs, TPCO Replaced Warrants or Stately Replaced Warrants are exercised or settled, as applicable, prior to the Merger Effective Time.  An aggregate of up to 149,422,249 Resulting Issuer Shares are expected to be reserved for issuance on exercise of TPCO Replacement Options, TPCO Replacement PSUs, TPCO Replacement RSUs, TPCO Replacement Warrants and Stately Replacement Warrants, as applicable, in connection with the Transaction, assuming that none of the outstanding TPCO Replaced Options, TPCO Replaced PSUs, TPCO Non-Vesting RSUs, TPCO Replaced Warrants and Stately Replaced Warrants, as applicable, are exercised or settled, as applicable, prior to the Effective Date.

Resulting Issuer Shares

Holders of the Resulting Issuer Shares will be entitled to: (a) vote at all meetings of holders of shares of the Resulting Issuer, except meetings at which only holders of a specified class or series of shares of the Resulting Issuer are entitled to vote as provided in the DGCL and to one (1) vote for each Resulting Issuer Share held on all polls taken at such meetings; (b) to receive, subject to the rights of holders of any series of outstanding Resulting Issuer Preferred Shares, dividends and other distributions in cash, stock or property of the Resulting Issuer when, as and if declared thereon by the directors of the Resulting Issuer from time to time out of assets legally available therefor; and (c) to receive, subject to the rights of holders of any series of outstanding Resulting Issuer Preferred Shares, the assets and funds of the Resulting Issuer available for distribution to stockholders in the event of any liquidation, dissolution or winding up of the affairs of the Resulting Issuer, whether voluntary or involuntary.

G-3

Resulting Issuer Preferred Shares

The Resulting Issuer Board is authorized to provide, out of the unissued Resulting Issuer Preferred Shares, for one or more series of Resulting Issuer Preferred Shares and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series.

Pro Forma Consolidated Capitalization

The following table sets forth the consolidated capitalization of the Resulting Issuer as at December 31, 2022 on a pro forma basis after giving effect to the completion of the Transaction.  For detailed information on the total debt and share capitalization of TPCO and Gold Flora as at December 31, 2022, see TPCO’s and Gold Flora’s respective unaudited annual consolidated financial statements for the year ended December 31, 2022, each of which are incorporated by reference into this Circular for TPCO and  attached to this Circular for Gold Flora.

Description	Pro Forma as at December 31, 2022 after giving effect to the Transaction
(US$ millions)
Short-term debt and current portion of long-term debt	32.50
Long-term debt(1)	28.03
Shareholders’ equity(2)
Share capital	60.56
Additional paid in capital	28.01
Accumulated other comprehensive loss
Retained earnings	39.27
Non-controlling interest	0.17
Total shareholders’ equity	128.01
Total capitalization	188.54

Notes:

(1)	Non-current portion only.

(2)

Following completion of the Transaction, the authorized capital of the Resulting Issuer will consist of 450,000 Resulting Issuer Shares and 10,000,000 Resulting Issuer Preferred Shares. See “Description of the Resulting Issuer Share Capital”. The pro forma shareholders’ equity of the Resulting Issuer was prepared based on the number of outstanding TPCO Shares and Gold Flora Membership Units as at December 31, 2022.

Principal Holders of Resulting Issuer Shares

After giving effect to the Transaction, to the knowledge of the directors and officers of TPCO, no person will own, or exercise control or direction over, directly or indirectly, Resulting Issuer Shares carrying ten percent (10%) or more of the votes attached to all of the issued and outstanding Resulting Issuer Shares, except Laurie Holcomb who is expected to hold 56,755,217 Resulting Issuer Shares, being approximately 18.2% of the total issued and outstanding Resulting Issuer Shares.

G-4

Statement of Proposed Executive Compensation

Information concerning the historical compensation paid by TPCO to its executive officers, some of whom may be the executive officers of the Resulting Issuer, is contained in under the heading, “Compensation of Executives and Directors”. Information concerning the historical compensation paid by Gold Flora to its executive officers, some of whom are expected to be the executive officers of the Resulting Issuer, is set out further in Appendix F-1 “Information Concerning Gold Flora”. Following the completion of the Transaction, it is expected that a compensation committee of the Resulting Issuer Board will be formed, and that such committee will oversee and determine the compensation of the executive officers of the Resulting Issuer and evaluate and determine the appropriate executive compensation philosophy and objectives for the Resulting Issuer.

TPCO and Gold Flora intend to jointly assess requirements for continuing management and the amounts and forms of compensation needed to retain key employees of the Resulting Issuer.  This may require the payment of retention, transition or other bonuses as determined by the boards of directors of each company in good faith, to be paid from and after the completion of the Transaction and to be confirmed by the Resulting Issuer Board.  Any retention or transition bonuses may include performance metrics that will reflect achievement of planned synergies.

See “Interests of Certain Persons in Matters to be Acted Upon” in this Circular for a discussion with respect to certain change in control and retention and severance matters.

Transfer Agent and Registrar

Odyssey Trust Company at its principal offices in Ontario, Canada will act as transfer agent and registrar for the Resulting Issuer Shares.

Audit Committee and Corporate Governance

The Resulting Issuer will adopt customary corporate governance guidelines and policies, including policies pertaining to code of business conduct and ethics, corporate disclosure, corporate social responsibility, and whistleblower procedures, that align with the existing corporate governance policies of TPCO.

Immediately following  the completion of the Transaction, the Resulting Issuer expects to form an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee  of the Resulting Issuer Board and will adopt customary policies and committee charters in respect of same in compliance with applicable securities laws, that align with the existing policies and mandates of TPCO and Gold Flora.

Material Contracts

There are no contracts to which the Resulting Issuer will be a party to following completion of the Transaction, that can reasonably be regarded as material to a proposed investor in the Resulting Issuer Shares, other than the material contracts discussed under Appendix F-1 “Information Concerning Gold Flora - Material Contracts”.

Risk Factors

Holding or making an investment in the Resulting Issuer Shares is subject to various risks.  In addition to the risks set out in this Circular and documents included in or incorporated by reference in this Circular, the Transaction is subject to certain risks.  See “Risk Factors Relating to the Transaction” in this Circular. TPCO Shareholders and Gold Flora Securityholders should carefully consider such risk factors related to the Transaction.

G-5

APPENDIX H

Resulting Issuer

Pro Forma Consolidated Financial Statements

(Expressed in United States dollars)

(Unaudited)

Capitalized terms used but not otherwise defined in this Appendix “H” – “Pro Forma Consolidated Financial Statements” shall have the meaning ascribed to them in the Circular. See Appendix “A” – “Glossary of Terms”.

Resulting Issuer

Unaudited pro forma consolidated balance sheet as at December 31, 2022

(Expressed in U.S dollars)

	TPCO December 31, 2022 $	Gold Flora December 31, 2022 $	Note 4	Pro Forma Adjustments $	Pro Forma Consolidated $

Assets
Current assets
Cash	93,697,529	5,217,071		-	98,914,600
Accounts receivables, net	1,205,700	2,186,516		-	3,392,216
Inventory	8,727,858	7,819,652	(a)	763,371	17,310,881
Prepaid expenses and other current assets	8,368,495	4,399,336		-	12,767,831
Assets held for sale and discontinued operations	6,102,764	-		-	6,102,764
Notes and other receivables, net	108,957	47,502		-	156,459
Total Current Assets	118,211,303	19,670,077		763,371	138,644,751

Property and equipment	15,146,084	25,979,812		-	41,125,896
Goodwill	-	11,067,896		-	11,067,896
Intangible assets	99,378,098	37,782,500	(a)	(99,378,098)
			(a)	85,499,000	123,281,500
Note and other receivables, net	518,846	-		-	518,846
Right-of-use assets - operating	20,689,086	9,907,085		-	30,596,171
Right-of-use assets - finance	23,070,846	52,172,257	(a)	(23,070,846)
			(a)	10,834,366	63,006,623
Investments	1,478,204	-		-	1,478,204
Security deposits	1,181,078	5,346,137		-	6,527,215
Prepaid expenses and other assets	844,239	-		-	844,239
Total Assets	280,517,784	161,925,764		(25,352,207)	417,091,341

Liabilities
Current liabilities
Accounts payable and accrued liabilities	24,560,359	13,220,354	(b)	2,700,000
			(c)	(296,672)	40,184,041
Accrued interest	-	2,929,075	(d)	(300,924)	2,628,151
Taxes payable	-	4,830,803		-	4,830,803
Due to related party	-	2,005,000		-	2,005,000
Note payable - current portion	931,103	13,846,582		-	14,777,685
Consideration payable - current portion	5,777,943	-		-	5,777,943
Contingent consideration	1,611,843	-	(e)	(1,611,843)	-
Current portion of convertible note payable	-	15,718,424		-	15,718,424
Liabilities held for sale and discontinued operations	1,309,077	-		-	1,309,077
Operating lease liability - current portion	2,355,174	468,564		-	2,823,738
Finance lease liability - current portion	156,184	161,008		-	317,192
Total Current Liabilities	36,701,683	53,179,810		490,561	90,372,054

Note payable	-	17,672,223		-	17,672,223
Convertible note payable	-	27,819,721	(d)	(17,461,737)	10,357,984
Preferred distributions payable	-	7,728,179	(f)	(7,728,179)	-
Security deposits	-	20,000		-	20,000
Deferred tax liabilities	20,972,629	1,124,089	(a)	(5,801,431)
			(k)	9,777,955	26,073,242
Operating lease liability	24,803,815	9,687,727		-	34,491,542
Finance lease liability	36,618,530	68,273,899		-	104,892,429
Consideration payable	383,334	-		-	383,334
Total Liabilities	119,479,991	185,505,648		(20,722,831)	284,262,808

Shareholders' Equity
Additional paid in capital	996,697,299	-	(e), (g), (h), (i)	(968,687,266)	28,010,033
Member's equity	-	43,634,430	(b), (c), (d), (f), (j), (k)	19,349,954	62,984,384
Accumulated deficit	(835,659,507)	(67,388,105)	(h)	944,707,937	41,660,325
Non-controlling interest	1	173,791	(e)	(1)	173,791
Total Shareholders' Equity	161,037,793	(23,579,884)		(4,629,376)	132,828,533

Total Liabilities and Shareholders' Equity	280,517,784	161,925,764		(25,352,207)	417,091,341

The accompanying notes are an integral part of this pro forma consolidated balance sheet

H-1

Resulting Issuer

Unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2022

(Expressed in U.S dollars)

	TPCO December 31, 2022 $	Gold Flora December 31, 2022 $	Note 4	Pro Forma Adjustments $	Pro Forma Consolidated $

Sales, net of discounts	83,637,407	65,659,143		-	149,296,550

Cost of sales	57,627,364	49,965,641	(l)	763,371	108,356,376
Gross profit	26,010,043	15,693,502		(763,371)	40,940,174

Impairment loss	130,566,825	-		-	130,566,825
Change in fair value of earnout liability		(13,592,000)		-	(13,592,000)
Operating expenses	138,381,437	26,110,317	(m)	4,021,943
			(n)	(391,688)
			(o)	6,432,085
			(p)	(22,842,919)
			(p)	5,332,773	157,043,948
Income (loss) from operations	(242,938,219)	3,175,185		6,684,435	(233,078,599)

Other income (expense)
Interest income	845,863	-		-	845,863
Change in fair value of contingent consideration	(967,726)	-	(q)	1,037,156	69,430
Credit losses and changes in fair value of investments	(947,813)	-		-	(947,813)
Loss on disposal of assets	(5,091,541)	-		-	(5,091,541)
Gain on bargain purchase	-	-	(r)	115,088,826	115,088,826
Other income	1,360,724	1,270,158		-	2,630,882
Interest expense	(4,928,475)	(20,706,477)	(s)	3,195,003	(22,439,949)
Total other income (expense)	(9,728,968)	(19,436,319)		119,320,985	90,155,698

Net income (loss) before income tax	(252,667,187)	(16,261,134)		126,005,420	(142,922,901)
Income tax recovery (expense)	14,967,779	(5,261,582)	(t)	3,703,935	13,410,132
Net loss and comprehensive loss for the year	(237,699,408)	(21,522,716)		122,301,485	(129,512,769)

Net loss attributable to non-controlling interest	(306,953)	(199,233)	(u)	306,953	(199,233)
Net loss attributable to shareholders of the Company	(237,392,455)	(21,323,483)		121,994,532	(129,313,536)
Net loss and comprehensive loss for the year	(237,699,408)	(21,522,716)		122,301,485	(129,512,769)

The accompanying notes are an integral part of this pro forma consolidated statements of operations and comprehensive loss

H-2

Resulting Issuer

Unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2022

(Expressed in U.S dollars)

1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations and comprehensive loss of the Resulting Issuer for the year ended December 31, 2022 (the "Pro Forma Consolidated Financial Statements"), have been prepared in accordance with United States Generally Accepted Accounting Principles (“US GAAP”), for illustrative purposes only, after giving effect to the Transaction is accounted for as a reverse acquisition in which TPCO is the legal acquirer and Gold Flora is the acquirer for accounting purposes. Accordingly, the unaudited Pro Forma Consolidated Financial Statements represent a continuation of the consolidated financial statements of Gold Flora. The assets and liabilities of Gold Flora are presented at their historical carrying values and the assets and liabilities of TPCO are recognized on the effective date of the Transaction and measured at fair value. These unaudited Pro Forma Consolidated Financial Statements do not include all of the disclosures required by US GAAP.

The unaudited Pro Forma Consolidated Financial Statements of the Company have been compiled from:

(a)	the audited consolidated financial statements of TPCO for the years ended December 31, 2022 and December 31, 2021;

(b)	the audited consolidated financial statements of Gold Flora for the years ended December 31, 2022 and December 31, 2021;

It is management's opinion that the unaudited Pro Forma Consolidated Financial Statements, include all adjustments necessary for the fair presentation, in all material respects, of the Transaction described in note 3 in accordance with US GAAP, applied on a basis consistent with Gold Flora’s accounting policies, except as otherwise noted.

The pro forma consolidated balance sheet gives effect to the Transaction as if it had occurred on December 31, 2022. The pro forma consolidated statements of operations and comprehensive loss gives effect to the Transaction as if it had occurred on January 1, 2022.

The pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed. The pro forma adjustments have been made solely for the purpose of providing unaudited pro forma consolidated financial information and actual adjustments, when recorded, may differ materially. The unaudited Pro Forma Consolidated Financial Statements have been prepared for illustrative purposes only and may not be indicative of the operating results or financial condition that would have been achieved if the Transaction had been completed on the dates or for the periods presented, nor do they purport to project the results of operations or financial position for any future period or as of any future date. In addition to the pro forma adjustments, various other factors will have an effect on the financial condition and results of operations after the completion of the Transaction.

The actual financial position and results of operations may differ materially from the pro forma amounts reflected herein due to a variety of factors.

The unaudited Pro Forma Consolidated Financial Statements do not reflect operational and administrative cost savings that may be achieved as a result of the Transaction.

The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements and notes thereto of TPCO and Gold Flora included elsewhere in this document.

H-3

Resulting Issuer

Unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2022

(Expressed in U.S dollars)

2. SIGNIFICANT ACCOUNTING POLICIES

The unaudited Pro Forma Consolidated Financial Statements have been compiled using the significant accounting policies, as set out in the audited consolidated financial statements of Gold Flora for the years ended December 31, 2022 and 2021. Additional accounting policies related to the Resulting Issuer will be included in the Resulting Issuer’s consolidated financial statements after the Transaction on a go forward basis.

3. PRO FORMA PRELIMINARY PURCHASE PRICE ALLOCATION AND ASSUMPTIONS

The Transaction will be accounted for as a reverse acquisition under US GAAP whereby TPCO will be the accounting acquiree although it is the legal acquirer.

Since the Transaction is being accounted for as a reverse acquisition (note 1), the purchase price is calculated as the fair value of the hypothetical consideration TPCO would have to issue to acquire Gold Flora’s outstanding equity instruments and obtain the same percentage ownership in the consolidated entity that will result from the Transaction. The estimated purchase price of $28,010,033 is based on the number of equity instruments of TPCO outstanding at December 31, 2022 adjusted for the conversion of contingent consideration payable, conversion of non-controlling interest, accelerated vesting of certain performance share TPCO PSUs and TPCO RSUs (see notes 4(a) and 4(b)) and a return of shares announced by TPCO on January 5, 2023 as well as TPCO’s closing share price of $0.185 on April 14, 2023. The purchase price will change based on fluctuations in TPCO’s share price and the number of equity instruments of TPCO outstanding on the effective date of the Transaction.

A 10% increase or decrease in the TPCO share price would increase or decrease both the purchase price and gain on bargain purchase by approximately $2,801,000 and a 25% increase or decrease in TPCO’s share price would increase or decrease both the purchase price and bargain purchase gain by approximately $4,202,000.

Certain TPCO PSUs and TPCO RSUs that will vest immediately upon closing of the Transaction have been included in the shares issued. TPCO options, PSUs and RSUs that will not immediately vest upon closing of the Transaction have not been recorded in consideration for purposes of these unaudited Pro Forma Consolidated Financial Statements as their effect would not be material. The TPCO Warrants outstanding have also not been recorded in consideration as their fair value is immaterial.

The total purchase price consideration is summarized as follows:

TPCO common shares outstanding at December 31, 2022	107,516,333
Contingent consideration payable	22,213,255
Non-controlling interest	25,000,000
TPCO PSUs	2,263,750
TPCO RSUs	1,533,487
Return of shares	(7,121,239)
Total estimated shares outstanding	151,405,586

TPCO share price on April 14, 2023	$0.185

Total estimated purchase price	$28,010,033

H-4

Resulting Issuer

Unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2022

(Expressed in U.S dollars)

3. PRO FORMA PRELIMINARY PURCHASE PRICE ALLOCATION AND ASSUMPTIONS (continued)

A preliminary estimate of the fair value of the assets to be acquired and the liabilities to be assumed by Gold Flora in connection with the proposed acquisitions is as follows:

December 31, 2022
	Per TPCO FS ($)	Fair value adjustment ($)	Other adjustments ($)	TPCO fair value adjusted ($)	Note 3

ASSETS ACQUIRED
Cash	93,697,529	-	-	93,697,529	(a)
Accounts receivable, net	1,205,700	-	-	1,205,700	(a)
Inventory	8,727,858	763,371	-	9,491,229	(a)
Prepaid expenses	8,368,495	-	-	8,368,495	(a)
Notes and other receivables, net	108,957	-	-	108,957	(a)
Assets held for sale and discontinued operations	6,102,764	-	-	6,102,764	(a)
Investments	1,478,204	-	-	1,478,204	(a)
Security deposits	1,181,078	-	-	1,181,078	(a)
Prepaid expenses and other assets	844,239	-	-	844,239	(a)
Notes and other receivables, net	518,846	-	-	518,846	(a)
Property and equipment	15,146,084	-	-	15,146,084	(a)
Right-of-use assets - operating	20,689,086	-	-	20,689,086	(a)
Right-of-use assets - finance	23,070,846	(12,236,480)	-	10,834,366	(a)
Intangible assets and goodwill	99,378,098	(13,879,098)	-	85,499,000	(c), (e)
Total assets acquired	280,517,784	(25,352,207)	-	255,165,577

LIABILITIES ASSUMED
Accounts payable and accrued liabilities	(24,560,359)	-	-	(24,560,359)	(b)
Consideration payable - current portion	(5,777,943)	-	-	(5,777,943)	(b)
Operating lease liability - current portion	(2,355,174)	-	-	(2,355,174)	(b)
Finance lease liability - current portion	(156,184)	-	-	(156,184)	(b)
Note payable	(931,103)	-	-	(931,103)	(b)
Contingent consideration	(1,611,843)	-	1,611,843	-	(d)
Liabilities held for sale and discontinued operations	(1,309,077)	-	-	(1,309,077)	(b)
Operating lease liabilities	(24,803,815)	-	-	(24,803,815)	(b)
Finance lease liabilities	(36,618,530)	-	-	(36,618,530)	(b)
Consideration payable	(383,334)	-		(383,334)	(b)
Deferred tax liabilities	(20,972,629)	5,801,430	-	(15,171,199)	(c), (e)
Total liabilities assumed	(119,479,991)	5,801,430	1,611,843	(112,066,718)

Gain on bargain purchase				(115,088,826)	(f)

Total purchase price				28,010,033

H-5

Resulting Issuer

Unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2022

(Expressed in U.S dollars)

3. PRO FORMA PRELIMINARY PURCHASE PRICE ALLOCATION AND ASSUMPTIONS (continued)

A preliminary estimate of the fair value of the assets to be acquired and the liabilities to be assumed by Gold Flora in connection with the proposed Transaction is as follows:

(a)

The carrying values of all current assets and non-current assets acquired are assumed to be representative of their estimated fair values other than in the case of inventory and a known unfavourable lease.

(b)	The carrying values of current liabilities and non-current liabilities assumed are assumed to be representative of their estimated fair values.

(c)	Existing intangible assets and goodwill recorded in TPCO are revalued to $nil on a preliminary basis.

(d)	The carrying value of contingent consideration payable is revalued to $nil as these instruments will be converted to equity of the Resulting Issuer.

(e)

A preliminary fair value estimate of $85,499,000 has been assigned to intangible assets representing market related intangible assets and licenses. The assumptions used to determine the fair value of the acquired intangible assets may change as the Resulting Issuer finalizes the purchase price allocations following the completion of the Transaction. Deferred tax liabilities of $15,171,199 arose as a result of recognizing the identified intangible assets acquired.

(f)	The gain on bargain purchase represents the difference between the acquisition date fair value of the consideration transferred and the values assigned to the assets acquired and liabilities assumed.

As the consolidated statements of financial position for TPCO is already included, the only adjustments required (further detailed in note 4) are for the payment of the consideration, fair value adjustments to assets and liabilities acquired, derecognition of liabilities and non-controlling interest that will be converted to Resulting Issuer equity upon closing, recognition of a gain on bargain purchase and elimination of all items in shareholders’ equity.

The preliminary purchase price allocation has been used to prepare the pro forma adjustments (note 4). The purchase price allocation will be finalized following the effective date of the Transaction when the valuation analysis is complete. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments.

H-6

Resulting Issuer

Unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2022

(Expressed in U.S dollars)

4. PRO FORMA ADJUSTMENTS

Pro forma adjustments to the consolidated statement of financial position at December 31, 2022

The unaudited pro forma consolidated balance sheet reflects the following adjustments as if the Transaction described in note 3 had occurred on December 31, 2022:

(a)

To record fair value adjustment for inventory, unfavourable lease, identifiable intangible assets acquired and the related deferred tax liabilities in the Transaction, including market related intangible assets and licenses, as discussed in note 3(e).

(b)	To record expected transaction costs to be incurred by TPCO and Gold Flora related to the Transaction.

(c)	To record conversion of broker units of Gold Flora upon closing of the Transaction.

(d)	To record conversion of certain convertible notes payable of Gold Flora upon closing of the Transaction.

(e)	To record issuance of shares to settle contingent consideration payable and non-controlling interest.

(f)	To record conversion of preferred distributions payable of Gold Flora upon closing of the Transaction.

(g)	To record acceleration of vesting of certain RSUs and PSUs of TPCO.

(h)	To record elimination of all items in shareholders’ equity of TPCO.

(i)	To record shares issued on the Transaction as discussed in note 3.

(j)	To record conversion of profits interests in Gold Flora upon closing of the Transaction.

(k)

To record the deferred impact tax impact of the Transaction on Gold Flora. The impact relates to taxable temporary differences of intangible assets that were previously not recognized as a result of Gold Flora’s organization structure.

H-7

Resulting Issuer

Unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2022

(Expressed in U.S dollars)

4. PRO FORMA ADJUSTMENTS (continued)

Pro forma adjustments to the consolidated statements of operations and comprehensive loss for the year ended December 31, 2022

The unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2022 reflects the following adjustments as if the Transaction described in note 3 had occurred on January 1, 2022:

(l)

To record an increase in cost of sales of $763,371, the fair value increment associated with inventory acquired that is expected to be sold within one year of the acquisition date. The calculation of fair value is preliminary and subject to change. The fair value was determined based on the estimated selling price of the inventory.

(m)	To record expense associated with acceleration of vesting of certain RSUs and PSUs in TPCO.

(n)	To reverse expense related to profits interest in Gold Flora converted upon closing of the Transaction as described in note 4(j).

(o)	To record expected transaction costs to be incurred by TPCO and Gold Flora related to the Transaction.

(p)	To record reversal of amortization of existing intangible assets revalued to $nil as a result of the Transaction and the recognition of amortization of intangible assets acquired in the Transaction.

These preliminary estimates of fair value and estimated useful lives will likely differ from final amounts the Company will calculate after completing a detailed valuation analysis, and the difference could have a material effect on the accompanying unaudited Pro Forma Consolidated Financial Statements. A 10% change in the valuation of intangible assets would cause a corresponding increase or decrease in the gain on bargain purchase of $8,549,900 and annual amortization expense of approximately $533,000.

(q)	To reverse change in fair value of contingent consideration payable related to contingent consideration payable converted upon closing of the Transaction as described in note 4(e).

(r)

To record gain on bargain purchase which represents the excess of the preliminary estimated fair value of the net identifiable assets acquired and liabilities assumed by Gold Flora over the estimated consideration (see also note 3).

(s)	To reverse interest expense related to certain convertible notes in Gold Flora converted upon closing of the Transaction as described in note 4(d).

(t)	To adjust deferred tax liabilities for amortization of intangible assets in Gold Flora and TPCO.

(u)	To reverse allocation of loss to non-controlling interest which is converted upon closing of the Transaction as described in note 4(e).

H-8

Resulting Issuer

Unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2022

(Expressed in U.S dollars)

5. TAX RATE

Section 280E of the U.S. Tax Code prohibits businesses engaged in the trafficking of Schedule I or Schedule II controlled substances from deducting normal business expenses, such as payroll and rent, from gross income (revenue less cost of goods sold). Section 280E was originally intended to penalize criminal market operators, but because cannabis remains a Schedule I controlled substance for Federal purposes, the U.S. Internal Revenue Service  has subsequently applied Section 280E to state-legal cannabis businesses. Cannabis businesses operating in states that align their tax codes with the U.S. Tax Code are also unable to deduct normal business expenses from their state taxes. Whereas the Company’s statutory rate is expected to be 29.84%, actual rates will differ as a result of the temporary and permanent differences, as well as the limitations placed with respect to Section 280E. The pro forma effective income tax rate applicable to the operations subsequent to the completion of the Transaction is 21% to 29.84%.

6. PRO FORMA EARNINGS PER SHARE

The Pro Forma Earnings per Share (“Proforma EPS”) has been adjusted to reflect the pro forma consolidated net loss for the year ended December 31, 2022. The number of shares used in calculating the pro forma consolidated basic and diluted earnings per share is outlined below. Approximately 71,709,000 of potentially dilutive securities were excluded in the calculation of diluted loss per share as their impact would have been anti-dilutive due to net loss in the period.

The following is a breakdown of the EPS calculation:

December 31, 2022
Net loss from continuing operations attributable to shareholders of the Company	$(129,512,769)
Weighted average number of shares	309,187,846
Loss per share	$(0.42)

H-9

APPENDIX I

RESULTING ISSUER EQUITY INCENTIVE PLAN

GOLD FLORA CORPORATION

2023 EQUITY INCENTIVE PLAN

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I-2

I-3

GOLD FLORA CORPORATION

2023 EQUITY INCENTIVE PLAN

Gold Flora Corporation (the “Company”) hereby establishes an Equity Incentive Plan for certain qualified officers, employees and Consultants (as defined herein) and non-employee directors, providing ongoing services to the Company and/or its Subsidiaries (as defined herein) that can have a significant impact on the Company’s long-term results.

Article 1—DEFINITIONS

Section 1.1 Definitions.

Where used herein or in any amendments hereto or in any communication required or permitted to be given hereunder, the following terms shall have the following meanings, respectively, unless the context otherwise requires:

“Affiliate” means an affiliate as defined under National Instrument 45-106 – Prospectus Exemptions, as it exists upon the date hereof, subject to the terms “person” and “issuer” in such instrument being ascribed the same meaning as the term “Person” herein;

“Award Agreement” means, individually or collectively, the Option Agreement, RSU Agreement, SAR Agreement, PSU Agreement, DSU Agreement and/or the Employment Agreement or Consulting Agreement pursuant to which an Award is granted, as the context requires;

“Awards” means Options, SARs, RSUs, PSUs and/or DSUs granted to a Participant pursuant to the terms of the Plan;

“Black-Out Period” means the period of time when, pursuant to any policies or determinations of the Company, securities of the Company may not be traded by Insiders or other specified persons;

“Board” means the board of directors of the Company as constituted from time to time;

“Broker” has the meaning ascribed thereto in Section 3.7(2) hereof;

“Business Day” means a day other than a Saturday, Sunday or statutory holiday, when banks are generally open for business in Toronto, Ontario for the transaction of banking business;

“Cancellation” has the meaning ascribed thereto in Section 2.4(1) hereof;

“Cash Equivalent” means

(a)

in the case of Share Units, the amount of money equal to the Market Value multiplied by the number of vested Share Units in the Participant’s Account, net of any applicable taxes in accordance with Section 9.4, upon settlement; and

(b)

in the case of DSU Awards, the amount of money equal to the Market Value multiplied by the whole number of DSUs (including for certainty any Dividend Share Units) then recorded in the Participant’s Account which the Participant redeems pursuant to the DSU Redemption Notice, net of any applicable taxes in accordance with Section 9.4 upon settlement;

“Change of Control” means unless the Board determines otherwise, the happening, in a single transaction or in a series of related transactions, of any of the following events:

(c)

the consummation of any transaction or series of transactions (other than a transaction described in clause (b) below) pursuant to which any person or group of persons acting jointly or in concert acquires the direct or indirect beneficial ownership of securities of the Company representing 50%or more of the aggregate voting power of all of the Company’s then issued and outstanding securities entitled to vote in the election of directors of the Company, other than an acquisition by a person that was an Affiliate of the Company at the time of such acquisition, and other than any such acquisition that occurs upon the exercise or settlement of options or other securities granted by the Company under any of the Company’s equity incentive plans.

I-4

(d)

there is consummated an arrangement, amalgamation, merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such arrangement, amalgamation, merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not beneficially own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving or resulting entity in such amalgamation, merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving or resulting entity in such arrangement, amalgamation merger, consolidation or similar transaction;

(e)

any transaction or series of transactions resulting in the consummation of (A) the sale, lease, exchange, license or other disposition of all or substantially all of the Company’s assets to a person other than a person that was an Affiliate of the Company at the time of such sale, lease, exchange, license or other disposition or (B) a sale, lease, exchange, license or other disposition to an entity, unless more than fifty percent (50%) of the combined voting power of the voting securities of such entity are beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, exchange, license or other disposition;

(f)

the passing of a resolution by the Board or shareholders of the Company to substantially liquidate the assets of the Company or wind up the Company’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement);

(g)

individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board; or

any other matter determined by the Board to be a Change of Control.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time and the Treasury Regulations promulgated thereunder;

“Code of Ethics” means any code of ethics adopted by the Company, as modified from time to time;

“Company” means Gold Flora Corporation, a Company incorporated under the laws of the State of Delaware;

“Consultant” means a person or company, other than an employee, officer or director of the Company or an Affiliate, that:

(h)	is engaged to provide, on a bona fide basis services to the Company or an Affiliate, other than services provided in relation to a distribution of securities;
(i)	provides the services under a written contract between the Company or an Affiliate and the person or company;
(j)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate;

and includes:

(k)	for an individual Consultant, a corporation of which the individual Consultant is an employee or shareholder, and a partnership of which the individual Consultant is an employee or partner; and
(l)

for a Consultant that is not an individual, an employee, executive officer, or director of the Consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate.

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“Consulting Agreement” means, with respect to any Participant, any written consulting agreement between the Company or a Subsidiary and such Participant;

“Dividend Share Units” has the meaning ascribed thereto in Section 7.2 hereof;

“DSU” means a deferred share unit, which is a bookkeeping entry equivalent in value to a Share credited to a Participant’s Account in accordance with Article 5 hereof;

“DSU Agreement” means a written notice from the Company to a Participant evidencing the grant of DSUs and the terms and conditions thereof, in such form as the Board may approve from time to time;

“DSU Redemption Notice” has the meaning ascribed thereto in Section 5.3(1) hereof;

“Eligible Participants” has the meaning ascribed thereto in Section 2.3(1) hereof;

“Employment Agreement” means, with respect to any Participant, any written employment agreement between the Company or a Subsidiary and such Participant;

“Exercise Notice” means a notice in writing signed by a Participant and stating the Participant’s intention to exercise or settle a particular Award, if applicable;

“Exercise Price” has the meaning ascribed thereto in Section 3.3 hereof;

“Expiry Date” has the meaning ascribed thereto in Section 3.4 hereof;

“Grant Date” has the meaning ascribed thereto in Section 3.4 hereof;

“Incentive Stock Option” means an Option that is designated by the Board as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan;

“Insider” has the meaning attributed to “Related Person” in the NEO Exchange Listing Manual in respect of the rules governing security-based compensation arrangements, as amended from time to time;

“ISO Entity” has the meaning ascribed thereto in Section 2.3(1);

“Market Value” means at any date when the market value of Shares of the Company is to be determined, the closing price of the Shares on the trading day prior to such date on the principal stock exchange on which the Shares are listed, or if the Shares of the Company are not listed on any stock exchange, the value as is determined solely by the Board, acting reasonably and in good faith based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code or the Tax Act;

“NEO Exchange” means the Aequitas Neo Exchange Inc.;

“Nonqualified Stock Option” means an Option that is not designated by the Board as an Incentive Stock Option;

“Option” means an option granted by the Company to a Participant entitling such Participant to acquire a designated number of Shares from treasury at the Exercise Price, subject to the provisions hereof;

“Option Agreement” means a written notice from the Company to a Participant evidencing the grant of Options and the terms and conditions thereof, substantially in the form as the Board may approve from time to time;

I-6

“Participants” means Eligible Participants that are granted Awards under the Plan;

“Participant’s Account” means an account maintained to reflect each Participant’s participation in RSUs, PSUs and/or DSUs under the Plan;

“Performance Criteria” means criteria established by the Board which, without limitation, may include criteria based on the Participant’s personal performance, the financial performance of the Company and/or of its Subsidiaries, total shareholder return, the achievement of corporate goals and strategic initiatives, and that may be used to determine the vesting of the Awards, when applicable;

“Performance Period” means the period determined by the Board pursuant to Section 6.3 hereof;

“Person” means an individual, corporation, company, cooperative, partnership, limited partnership, limited liability partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, trust, trustee, executor, administrator, legal personal representative, estate, unincorporated association or organization, entity with juridical personality or governmental authority or body, or other entity, whether or not having legal status however designated or constituted, and pronouns which refer to a Person shall have a similarly extended meaning;

“Plan” means this Equity Incentive Plan, as amended and restated from time to time;

“Proportionate Voting Shares” means the proportionate voting shares in the capital of the Company;

“PSU” means a performance share unit awarded to a Participant to receive a payment in the form of cash or Shares as provided in Article 6 hereof and subject to the terms and conditions of the Plan;

“PSU Agreement” means a written notice from the Company to a Participant evidencing the grant of PSUs and the terms and conditions thereof, in the form as the Board may approve from time to time;

“RSU” means a restricted share unit awarded to a Participant to receive a payment in the form of cash or Shares as provided in Article 6 hereof and subject to the terms and conditions of the Plan;

“RSU Agreement” means a written notice from the Company to a Participant evidencing the grant of RSUs and the terms and conditions thereof, in the form as the Board may approve from time to time;

“SAR” means a stock appreciation right awarded to a Participant to be settled in cash or Shares as provided in Article 4 and subject to the terms and conditions of the Plan;

“SAR Agreement” means a written notice from the Company to a Participant evidencing the grant of SARs and the terms and conditions thereof, in the form as the Board may approve from time to time;

“Share Compensation Arrangement” means a stock option, stock option plan, employee stock purchase plan, long-term incentive plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more directors, officers, employees or Consultants of the Company or a Subsidiary. For greater certainty, a “Share Compensation Arrangement” does not include a security based compensation arrangement used as an inducement to person(s) or company(ies) not previously employed by and not previously an Insider of the Company who become(s) an officer of the Company;

“Shares” or “Stock” means the common stock, par value US$0.01 per share, of the Company;

“Share Limit” has the meaning ascribed thereto in Section 2.4(1) hereof;

“Share Unit” means a RSU or PSU, as the context requires;

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“Share Unit Settlement Notice” means a notice by a Participant to the Company electing the desired form of settlement of vested RSUs or PSUs;

“Subsidiary” means a corporation, limited liability company, partnership or other body corporate that is controlled, directly or indirectly, by the Company;

“Surrender” has the meaning ascribed thereto in Section 3.7(3);

“Surrender Notice” has the meaning ascribed thereto in Section 3.7(3);

“Tax Act” means the Income Tax Act (Canada) and its regulations thereunder, as amended from time to time;

“Termination Date” means, unless otherwise defined in the applicable Award Agreement, (i) with respect to a Participant who is an employee or officer of the Company or a Subsidiary, such Participant’s last day of active employment and, except as expressly required by applicable employment standards legislation, does not include any period of statutory, reasonable or contractual notice or any period of deemed employment or salary continuance, and (ii) with respect to a Participant who is a Consultant, the date such Consultant ceases to provide services to the Company or a Subsidiary, and “Terminate” and “Terminated” have corresponding meanings, but, for greater certainty, a Participant’s absence from active work during a period of vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of disability shall not be considered to result in a Termination Date;

“Trading Day” means any day on which the NEO Exchange is opened for trading;

“transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, lien, charge, pledge, encumbrance, grant of security interest or any arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not voluntary and whether or not for value, and any agreement to effect any of the foregoing and “transferred”, “transferring” and similar variations have corresponding meanings; and

“U.S. Participant” means any Participant who is a United States citizen or United States resident alien as defined for purposes of Section 7701(b)(1)(A) of the Code or for whom an Award is otherwise subject to taxation under the Code.

Article 2—PURPOSE AND ADMINISTRATION OF THE PLAN; GRANTING OF AWARDS

Section 2.1 Purpose of the Plan.

The purpose of the Plan is to: (i) attract and retain employees, officers, Consultants and non-employee directors capable of assuring the future success of the Company, (ii) offer such persons incentives to put forth maximum efforts, (iii) compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders and advancing the interests of the Company.

Section 2.2 Implementation and Administration of the Plan.

(1)	The Board shall implement, administer and interpret the Plan or may designate such responsibilities to a committee of the Board.
(2)

Subject to the terms and conditions set forth in the Plan and the rules of the NEO Exchange and applicable laws, the Board, for and on behalf of the Board, shall have the sole and absolute discretion to: (i) designate Participants; (ii) determine the type, size, and terms, and conditions of Awards to be granted; (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, or suspended; (iv) determine the circumstances under which the delivery of cash, property, or other amounts payable with respect to an Award may be deferred either automatically or at the Participant’s or the Board’s election; (v) interpret and administer, reconcile any inconsistency in, correct any defect in, and supply any omission in the Plan and any Award granted under, the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Board shall deem appropriate for the proper administration of the Plan; (vii) accelerate the vesting, delivery, or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan, to preserve the tax treatment of the Awards, preserve the economic equivalent value of the Awards or to comply with any applicable law.

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(3)

No member of the Board and no officer or employee acting for and on behalf of the Board will be liable for any action or determination taken or made in good faith in the administration, interpretation, construction or application of the Plan, any Award Agreement or other document or any Awards granted pursuant to the Plan.

(4)	The day-to-day administration of the Plan may be delegated to such officers and employees of the Company as the Board determines.
(5)

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing any Award granted pursuant to the Plan shall be within the sole discretion of the Board, may be made at any time, and shall be final, conclusive, and binding upon all persons or entities, including, without limitation, the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

Section 2.3 Eligible Participants.

(1)

The Persons who shall be eligible to receive Nonqualified Stock Options, SARs, RSUs, DSUs and PSUs shall be the directors, officers, employees or Consultants of or to the Company or a Subsidiary, providing ongoing services to the Company and/or its Subsidiaries (collectively, “Eligible Participants”). Incentive Stock Options shall be granted only to Eligible Participants who are employees of the Company or any of the Company’s present or future parent or subsidiaries, as defined in Section 424(e) or (f) of the Code, or other affiliates the employees of which are eligible to receive Incentive Stock Options under the Code (each an “ISO Entity”).

(2)	Participation in the Plan shall be entirely voluntary and may be declined.
(3)

Notwithstanding any express or implied term of the Plan to the contrary, the granting of an Award pursuant to the Plan shall in no way be construed as a guarantee of employment or appointment by the Company or a Subsidiary.

Section 2.4 Shares Subject to the Plan.

(1)

Subject to adjustment pursuant to provisions of Article 8 hereof, the total number of Shares reserved and available for grant and issuance pursuant to Awards under the Plan shall not exceed 15% of the total issued and outstanding Shares from time to time or such other number as may be approved in accordance with the NEO Exchange policies (the “Share Limit”); provided, however, the Shares available for issuance under the Plan for Incentive Stock Options is 45,000,000 Shares.

(2)

For greater certainty, any issuance from treasury by the Company either: (i) under any other proposed or established Share Compensation Arrangement or (ii) that is or was issued in reliance upon an exemption under applicable stock exchange rules applicable to security based compensation arrangements used as an inducement to person(s) or company(ies) not previously employed by and not previously an Insider of the Company who become(s) an officer of the Company, shall not be included in determining the maximum Shares reserved and available for grant and issuance under Section 2(4)(1).

(3)

Shares in respect of which an Award is exercised, granted under the Plan (or any other Share Compensation Arrangement) but not exercised prior to the termination of such Award, not vested or settled prior to the termination of such Award due to the expiration, termination, cancellation or lapse of such Award, or settled in cash in lieu of settlement in Shares, shall, in each case, be available for Awards to be granted thereafter pursuant to the provisions of the Plan; provided, however, that in the case of an Incentive Stock Option, the foregoing shall be subject to any limitations under the Code. All Shares issued from treasury pursuant to the exercise or the vesting of the Awards granted under the Plan shall be so issued as fully paid and non-assessable Shares.

Section 2.5 Participation Limits.

(1)

Subject to adjustment pursuant to provisions of Article 8 hereof, the aggregate number of Shares (i) issued to Insiders under the Plan or any other proposed or established Share Compensation Arrangement within any one-year period; and (ii) issuable to Insiders at any time under the Plan or any other proposed or established Share Compensation Arrangement, shall in each case not exceed ten percent (10%) of the total issued and outstanding Shares (assuming the conversion of all issued and outstanding Proportionate Voting Shares to Shares) subject to the Plan from time to time. Any Awards granted pursuant to a Share Compensation Arrangement or the Plan, prior to the Participant becoming an Insider, shall be excluded for the purposes of the limits set out in this Section 2.5(1).

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Article 3—OPTIONS

Section 3.1 Nature of Options.

An Option is a right granted by the Company to a Participant entitling such Participant to acquire a designated number of Shares from treasury at the Exercise Price, subject to the provisions hereof. Eligible Participants may be eligible to receive Nonqualified Stock Options and/or Incentive Stock Options as outlined in this Article 3. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option.

Section 3.2 Option Awards.

(1)

The Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive Options under the Plan, (ii) determine the number of Options, if any, to be granted to each Eligible Participant, the number of Shares under each such Option, and the date or dates on which such Options shall be granted, (iii) determine the price per Share to be payable upon the exercise of each such Option (the “Exercise Price”), (iv) determine the relevant vesting provisions (including Performance Criteria, if applicable) and (v) determine the Expiry Date, the whole subject to the terms and conditions prescribed in the Plan, in any Award Agreement and any applicable rules of the NEO Exchange.

(2)	All Options granted herein shall vest in accordance with the terms of the Award Agreement entered into in respect of such Options.

Section 3.3 Exercise Price.

The Exercise Price for Shares that are the subject of any Option shall be fixed by the Board when such Option is granted, but shall not be less than the Market Value of such Shares at the time of the grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the Exercise Price per share shall be no less than one hundred ten percent (110%) of the Market Value per share on the Grant Date.

Section 3.4 Expiry Date; Blackout Period.

Subject to Section 8.1(1), each Option must be exercised no later than ten  years after the date the Option is granted (the “Grant Date”) or such shorter period as set out in the Participant’s Award Agreement, at which time such Option will expire (the “Expiry Date”). Notwithstanding any other provision of the Plan, each Option that would expire during or within ten  Business Days immediately following a Black-Out Period shall expire on the date that is ten  Business Days immediately following the expiration of the Black-Out Period. Where an Option will expire on a date that falls immediately after a Black-Out Period, and for greater certainty, not later than ten  Business Days after the Black-Out Period, then the date such Option will expire will be automatically extended by such number of days equal to ten  Business Days less the number of Business Days after the Black-Out Period that the Option expires. Notwithstanding the foregoing, in no event shall the Expiry Period exceed five  years from the Grant Date in the case of an Incentive Stock Option granted to an employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or an ISO Entity.

Section 3.5 Option Agreement.

Each Option must be confirmed by an Award Agreement. The Award Agreement shall contain such terms that the Company deems necessary and appropriate and to comply with applicable law.

Section 3.6 Exercise of Options.

(1)

Subject to the provisions of the Plan, a Participant shall be entitled to exercise an Option granted to such Participant, subject to vesting limitations which may be imposed by the Board at the time such Option is granted and set out in the Award Agreement.

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(2)

Prior to its expiration or earlier termination in accordance with the Plan, each Option shall be exercisable as to all or such number of the optioned Shares and at such time or times and/or pursuant to the achievement of such Performance Criteria and/or other vesting conditions as the Board may determine in its sole discretion.

(3)

No fractional Shares will be issued upon the exercise of Options granted under the Plan and, accordingly, if a Participant would become entitled to a fractional Share upon the exercise of an Option, or from an adjustment pursuant to Section 8.1, such Participant will only have the right to acquire the next lowest whole number of Shares.

Section 3.7 Method of Exercise and Payment of Purchase Price.

(1)

Subject to the provisions of the Plan and the alternative exercise procedures set out herein, an Option granted under the Plan may be exercisable (from time to time as provided in Section 3.6 hereof) by the Participant (or by the liquidator, executor or administrator, as the case may be, of the estate of the Participant) by delivering an exercise notice substantially in the form to be attached as a schedule to the Award Agreement (an “Exercise Notice”) to the Company in the form and manner determined by the Board from time to time, together with a bank draft, certified cheque or other form of payment acceptable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Options and any applicable tax withholdings.

(2)

Pursuant to the Exercise Notice and subject to the approval of the Board, a Participant may choose to undertake a “cashless exercise” with the assistance of a broker (the “Broker”) in order to facilitate the exercise of such Participant’s Options. The “cashless exercise” procedure may include a sale of such number of Shares as is necessary to raise an amount equal to the aggregate Exercise Price for all Options being exercised by that Participant under an Exercise Notice and any applicable tax withholdings. Pursuant to the Exercise Notice, the Participant may authorize the broker to sell Shares on the open market by means of a short sale and forward the proceeds of such short sale to the Company to satisfy the Exercise Price and any applicable tax withholdings, promptly following which the Company shall issue the Shares underlying the number of Options as provided for in the Exercise Notice.

(3)

In addition, to the extent specifically provided in an Option Agreement, in lieu of exercising any vested Option in the manner described in this Section 3.7(1) or Section 3.7(2), and pursuant to the terms of this Section 3.7(3), a Participant may, by surrendering an Option (“Surrender”) with a properly endorsed notice of Surrender to the Corporate Secretary of the Company, substantially in the form to be attached as a schedule to the Award Agreement (a “Surrender Notice”), elect to receive that number of Shares calculated using the following formula, subject to acceptance of such Surrender Notice by the Board and provided that arrangements satisfactory to the Company have been made to pay any applicable withholding taxes:

X = (Y * (A-B)) / A

Where:

X = the number of Shares to be issued to the Participant upon exercising such Options; provided that if the foregoing calculation results in a negative number, then no Shares shall be issued

Y = the number of Shares underlying the Options to be Surrendered

A = the Market Value of the Shares as at the date of the Surrender

B = the Exercise Price of such Options

(4)

No share certificates shall be issued and no person shall be registered in the share register of the Company as the holder of Shares until actual receipt by the Company of an Exercise Notice, payment for the Shares to be purchased and satisfaction of any tax withholding requirements.

(5)

Subject to Section 3.7(4), upon the exercise of an Option pursuant to Section 3.7(1) or Section 3.7(2) or a Surrender pursuant to Section 3.7(3), the Company shall, as soon as practicable after such exercise or Surrender, cause the transfer agent and registrar of the Shares to deliver to the Participant (or as the Participant may otherwise direct) such number of Shares as the Participant shall have then paid for and as are specified in such Exercise Notice or to which the Participant is then entitled in connection with the Surrender.

Section 3.8 Termination of Employment or Service.

(1)

Subject to the provisions of the Plan, a Participant’s Options shall be subject to the terms and conditions of the Participant’s Award Agreement, as the case may be, in respect of such Participant’s ceasing to be an Eligible Participant.

(2)

For the avoidance of doubt, subject to applicable laws, no period of notice, if any, or payment instead of notice that is given or that ought to have been given under applicable law, whether by statute, imposed by a court or otherwise, in respect of such termination of employment that follows or is in respect of a period after the Participant’s Termination Date will be considered as extending the Participant’s period of employment for the purposes of determining his or her entitlement under the Plan.

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(3)

The Participant shall have no entitlement to damages or other compensation arising from or related to not receiving any awards that would have settled or vested or accrued to the Participant, or from the loss of the opportunity to exercise Options which the Participant would have been entitled to exercise during any period of notice of termination of employment under common law, contract or otherwise that is or should have been provided, if the Termination Date had not occurred.

Section 3.9 Incentive Stock Options

(1)

No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code; provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(2)	No Incentive Stock Option may be granted more than ten (10) years from the date the Plan is adopted, or the date the Plan is approved by the shareholders, whichever is earlier.
(3)

To the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options (and other incentive stock options granted by the Company or any “subsidiary” or “parent” of the Company as defined under Code Section 424(e)), which become exercisable for the first time during any calendar year exceeds US$100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options. For purposes of this paragraph, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(4)

Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Shares before the later of (i) two (2) years after the Grant Date of the Incentive Stock Option or (ii) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Board and in accordance with procedures established by the Board, retain possession, as agent for the applicable Participant, of any Shares acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(5)

To the extent that a Participant has received Incentive Stock Options and that any of the more general language in this Article 3 conflicts with the language in this Section 3.9, the language of Section 3.9 shall be controlling.

ARTICLE 4—STOCK APPRECIATION RIGHTS

Section 4.1 Nature of SARs

A SAR is a stock appreciation right granted to a Participant representing the right to receive, subject to restrictions and conditions as the Board may determine at the time of grant, a cash payment or Shares in lieu of cash having an aggregate value equal to the product of (i) the excess of (A) the Market Value on the exercise date of one Share divided by (B) the base price per Share specified in the Award Agreement, multiplied by (ii) the number of Shares specified by the SAR, or the portion thereof, that is exercised. The base price per Share specified in the Award Agreement shall not be less than the Market Value on the date of grant.

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Section 4.2 SAR Awards

Each SAR must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each SAR and may include, without limitation, whether the SAR is settled in cash or Shares, the vesting, expiry and base price per Share of the SAR and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the SAR will comply with any provisions respecting SARs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company. If, upon the exercise of a SAR, a Participant is to receive a portion of such payment in Shares, the number of Shares shall be determined by dividing such portion by the Market Value on the exercise date. No fractional Shares will be issued upon the exercise of a SAR granted under the Plan and, accordingly, if a Participant would become entitled to a fractional Share upon the exercise of a SAR, or from an adjustment pursuant to Section 8.1, such Participant will only have the right to acquire the next lowest whole number of Shares and will receive a cash payment in lieu of such fractional Shares.

Section 4.3 Exercise of SARs

SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board as set out in the Participant’s Award Agreement; provided, however, that SARs granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law.

ARTICLE 5—DEFERRED SHARE UNITS

Section 5.1 Nature of DSUs

A DSU is a unit granted to a Participant representing the right to receive a Share or the Cash Equivalent, subject to restrictions and conditions as the Board may determine at the time of grant and the rules of the NEO Exchange. Conditions may be based on continuing service of the Participant and/or achievement of pre-established vesting and objectives.

Section 5.2 DSU Awards.

(1)

Subject to the provisions herein set forth and any shareholder or regulatory approval which may be required, the Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive DSUs under the Plan, (ii) fix the number of DSUs, if any, to be granted to each Eligible Participant and the date or dates on which such DSUs shall be granted, and (iii) determine the relevant conditions and vesting provisions (including, any applicable Performance Periods and Performance Criteria), the whole subject to the terms and conditions prescribed in the Plan and in any Award Agreement, as applicable.

(2)

Each DSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each DSU and may include, without limitation, the vesting and terms of the DSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the DSU will comply with any provisions respecting DSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company.

(3)

Any DSUs that are awarded to a Participant who is a resident of Canada or employed in Canada (each for purposes of the Tax Act) shall be structured so as to be considered to be an agreement described in section 7 of the Tax Act or to meet requirements of paragraph 6801(d) of the Income Tax Regulations adopted under the Tax Act (or any successor to such provisions).

(4)

Subject to vesting and other conditions and provisions set forth herein and in the Award Agreement, the Board shall determine whether each DSU awarded to a Participant shall entitle the Participant: (i) to receive one Share issued from treasury; (ii) to receive the Cash Equivalent of one Share; or (iii) to elect to receive either one Share from treasury, the Cash Equivalent of one Share or a combination of cash and Shares.

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Section 5.3 Redemption of DSUs.

(1)

Subject to Section 5.3(2), each Participant that has been awarded DSUs shall be entitled to redeem his or her DSUs during the period commencing on the Business Day immediately following the Termination Date and ending on the date that is not later than December 15 of the year following the year that includes the Termination Date, or a shorter such redemption period set out in the relevant Award Agreement, by providing a written notice of redemption to the Company setting out the number of DSUs to be settled and the particulars regarding the registration of the Shares issuable upon settlement, if applicable (the “DSU Redemption Notice”). In the event of the death of a Participant, the Notice of Redemption shall be filed by the administrator or liquidator of the estate of the Participant.

(2)

if a DSU Redemption Notice is not received by the Company on or before the 90th day following the Termination Date, the Participant shall be deemed to have delivered a DSU Redemption Notice on the 90th day following the Termination Date, such deemed notice to be effective on December 15 of the then current year, and the Board shall determine the number of DSUs to be settled by way of Shares, the Cash Equivalent or a combination of Shares and the Cash Equivalent and delivered to the Participant, administrator or liquidator of the estate of the Participant, as applicable.

(3)	Subject to Section 9.4 and the Award Agreement, settlement of DSUs shall take place promptly following the Company’s receipt or deemed receipt of the DSU Redemption Notice through:

(a)

in the case of settlement of DSUs for their Cash Equivalent, delivery of a bank draft, certified cheque, electronic funds transfer or other form of payment to the Participant representing the Cash Equivalent;

(b)	in the case of settlement of DSUs for Shares, delivery of a Share to the Participant; or
(c)	in the case of settlement of DSUs for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

Article 6-SHARE UNITS

Section 6.1 Nature of Share Units.

A Share Unit is an award that is either a PSU or a RSU entitling the recipient to acquire Shares, at such purchase price as determined by the Board, subject to such restrictions and conditions as the Board may determine at the time of grant and the rules of the NEO Exchange. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

Section 6.2 Share Unit Awards.

(1)

Subject to the provisions herein set forth and any shareholder or regulatory approval which may be required, the Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive RSUs and/or PSUs under the Plan, (ii) fix the number of RSUs and/or PSUs, if any, to be granted to each Eligible Participant and the date or dates on which such RSUs and/or PSUs shall be granted, and (iii) determine the relevant conditions and vesting provisions (including, in the case of PSUs, the applicable Performance Period and Performance Criteria, if any) and Restriction Period of such RSUs and/or PSUs, the whole subject to the terms and conditions prescribed in the Plan and in any Award Agreement.

(2)

Each RSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each RSU and may include, without limitation, the vesting and terms of the RSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the RSUs will comply with any provisions respecting RSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company.

(3)

Each PSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each PSU and may include, without limitation, the applicable Performance Period and Performance Criteria, vesting and terms of the PSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the PSUs will comply with any provisions respecting PSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company.

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(4)

Any RSUs or PSUs that are awarded to an Eligible Participant who is a resident of Canada or employed in Canada (each for purposes of the Tax Act) shall be structured so as to be considered to be an agreement described in section 7 of the Tax Act or in such other manner to ensure that such award is not a “salary deferral arrangement” as defined in the Tax Act (or any successor to such provisions).

(5)

Subject to the vesting and other conditions and provisions set forth herein and in the Award Agreement, the Board shall determine whether each RSU and/or PSU awarded to a Participant shall entitle the Participant: (i) to receive one Share issued from treasury; (ii) to receive the Cash Equivalent of one Share; or (iii) to elect to receive either one Share from treasury, the Cash Equivalent of one Share or a combination of cash and Shares.

Section 6.3 Performance Criteria and Performance Period Applicable to PSU Awards

(1)

For each award of PSUs, the Board shall establish the period in which any Performance Criteria and other vesting conditions must be met in order for a Participant to be entitled to receive Shares in exchange for all or a portion of the PSUs held by such Participant (the “Performance Period”).

(2)	For each award of PSUs, the Board shall establish any Performance Criteria and other vesting conditions in order for a Participant to be entitled to receive Shares in exchange for his or her PSUs.

Article 7—GENERAL CONDITIONS

Section 7.1 General Conditions applicable to Awards.

Each Award, as applicable, shall be subject to the following conditions:

(1)

Employment or Service - The granting of an Award to a Participant shall not impose upon the Company or a Subsidiary any obligation to retain the Participant in its employ or consultancy in any capacity. For greater certainty, the granting of Awards to a Participant shall not impose any obligation on the Company to grant any awards in the future nor shall it entitle the Participant to receive future grants.

(2)

Rights as a Shareholder - Neither the Participant nor such Participant’s personal representatives or legatees shall have any rights whatsoever as shareholder in respect of any Shares covered by such Participant’s Awards until the date of issuance of Shares to such Participant (or to the liquidator, executor or administrator, as the case may be, of the estate of the Participant). Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued or entry of such person’s name on the share register for the Shares.

(3)

Other Forfeitures - Notwithstanding any other provision of this Plan or any Award Agreement, all unvested Awards held by a Participant shall be forfeited and shall be of no further value whatsoever if such Participant fails to comply with the terms of any confidentiality, non-competition, non-disclosure, non-disparagement or non-solicitation restriction relating to the Company or its Affiliates, as the case may be, contained in any agreement entered into between such Participant and the Company and/or any Affiliate (including, without limitation, any Award Agreement), whether or not such restriction is deemed enforceable or unenforceable.

(4)

Conformity to Plan – In the event that an Award is granted or an Award Agreement is executed which does not conform in all particulars with the provisions of the Plan, or purports to grant Awards on terms different from those set out in the Plan, the Award or the grant of such Award shall not be in any way void or invalidated, but the Award so granted will be adjusted to become, in all respects, in conformity with the Plan.

(5)	Non-Transferability– Except as set forth herein or as authorized by the Board, Awards are not transferable and may be exercised only by:

(a)	the Participant to whom the Awards were granted;
(b)	upon the Participant’s death, by the legal representative of the Participant’s estate; or
(c)

upon the Participant’s incapacity, the legal representative having authority to deal with the property of the Participant; provided that any such legal representative shall first deliver evidence satisfactory to the Company of entitlement to exercise any Award. A person exercising an Award may subscribe for Shares only in the person’s own name or in the person’s capacity as a legal representative. Under no circumstances may Incentive Stock Option awards be transferred by a Participant, other than by will or the laws of descent and distribution.

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Section 7.2 Dividend Share Units.

When dividends (other than stock dividends) are paid on Shares, Participants may, subject to the terms and conditions set out in a Participant’s Award Agreement, receive additional DSUs, RSUs and/or PSUs, as applicable (“Dividend Share Units”) as of the dividend payment date. The number of Dividend Share Units to be granted to the Participant, if any shall be determined by multiplying the aggregate number of DSUs, RSUs and/or PSUs, as applicable, held by the Participant on the relevant record date by the amount of the dividend paid by the Company on each Share, and dividing the result by the Market Value on the dividend payment date, which Dividend Share Units shall be in the form of DSUs, RSUs and/or PSUs, as applicable. Dividend Share Units granted to a Participant in accordance with this Section 7.2 shall be subject to the same vesting conditions applicable to the related DSUs, RSUs and/or PSUs in accordance with the respective Award Agreement. All Dividend Share Units shall settle in the same form as the related DSUs, RSUs and/or PSUs. If and to the extent that the Dividend Share Units are settled in Shares, such Dividend Share Units shall be counted towards the Share Limit.

Section 7.3 Unfunded Plan.

Unless otherwise determined by the Board, the Plan shall be unfunded. To the extent any Participant or his or her estate holds any rights by virtue of a grant of Awards under the Plan, such rights (unless otherwise determined by the Board) shall be no greater than the rights of an unsecured creditor of the Company.

Article 8—ADJUSTMENTS AND AMENDMENTS

Section 8.1 Adjustment to Shares Subject to Outstanding Awards.

(1)

In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Company’s assets to shareholders or any other change affecting the Shares, the Board will make such proportionate adjustments, if any, as the Board in its discretion, subject to regulatory approval, may deem appropriate to reflect such change (for the purpose of preserving the value of the Awards at the time of the change affecting the Shares), with respect to (i) the number or kind of Shares or other securities reserved for issuance pursuant to the Plan; and (ii) the number or kind of Shares or other securities subject to unexercised Awards previously granted and the exercise price, if any, of those Awards provided, however, that no substitution or adjustment will obligate the Company to issue or sell fractional Shares. The existence of any Awards does not affect in any way the right or power of the Company or an Affiliate or any of their respective shareholders to make, authorize or determine any adjustment, recapitalization, reorganization or any other change in the capital structure or the business of, or any amalgamation, merger or consolidation involving, to create or issue any bonds, debentures, shares or other securities of, or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of or any sale or transfer of all or any part of the assets or the business of, or to effect any other corporate act or proceeding relating to, whether of a similar character or otherwise, the Company or such Affiliate, whether or not any such action would have an adverse effect on the Plan or any Award granted hereunder. Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of  Shares available for Awards of Incentive Stock Options under the Plan. Any adjustment in Incentive Stock Options under this Article 7 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Section 8.2 Amendment or Discontinuance of the Plan.

(1)

The Board may, in its sole discretion, suspend or terminate the Plan at any time or from time to time and/or amend or revise the terms of the Plan or of any Award granted under the Plan and any agreement relating thereto, provided that such suspension, termination, amendment, or revision shall:

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(a)	not adversely alter or impair any Award previously granted except as permitted by the terms of the Plan or upon the consent of the applicable Participant(s); and
(b)

be in compliance with applicable law, applicable NEO Exchange policies (or any other stock exchange upon which the Company has applied to list its Shares) and with the prior approval, if required, of the shareholders of the Company.

(2)

If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award or any rights awarded or granted under the Plan remain outstanding and, notwithstanding the termination of the Plan, the Board will have the ability to make such amendments to the Plan or the Awards as they would have been entitled to make if the Plan were still in effect.

(3)

The Board may from time to time, in its discretion and without the approval of shareholders, make changes to the Plan or any Award without the approval of Participants or shareholders under Section 8.2(1) which may include but are not limited to:

(a)	a change to the vesting provisions of any Award granted under the Plan;
(b)	a change to the provisions governing the effect of termination of a Participant’s employment, contract or office;
(c)	a change to accelerate the date on which any Award may be exercised under the Plan;
(d)

an amendment of the Plan or an Award as necessary to comply with applicable law or the requirements of any exchange upon which the securities of the Company are then listed or any other regulatory body having authority over the Company, the Plan, the Participants or the shareholders of the Company;

(e)

any amendment of a “housekeeping” nature, including without limitation those made to clarify the meaning of an existing provision of the Plan or any agreement, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan or any agreement, correct any grammatical or typographical errors or amend the definitions in the Plan regarding administration of the Plan; or

(f)	any amendment regarding the administration of the Plan.

(4)	Notwithstanding the foregoing or any other provision of the Plan, shareholder approval is required for the following amendments to the Plan:

(a)	any increase in the maximum number of Shares that may be issuable from treasury pursuant to Awards, other than an adjustment pursuant to Section 8.1;
(b)	any reduction in the exercise price of an Award benefitting an Insider, except in the case of an adjustment pursuant to Section 8.1;
(c)	any extension of the Expiration Date of an Award benefitting an Insider, except in case of an extension due to a Black-Out period;
(d)	any extension of the Expiration Date of an Award where the exercise price is lower than the market price;
(e)	any amendment to remove or to exceed the Insider participation limit set out in Section 2.5(1); and
(f)	any amendment to Section 8.1(1)(3) or Section 8.1(1)(4) of the Plan, as amended by the Addendum for U.S. Participants.

Section 8.3 Change of Control.

(1)

Despite any other provision of the Plan and subject to any Award Agreement, in the event of a Change of Control, all unvested Awards then outstanding may, as determined by the Board, be substituted by or replaced with awards of the surviving corporation (or any Affiliate thereof) or the potential successor (or any Affiliate thereto) (the “continuing entity”) on the same terms and conditions as the original Awards, subject to appropriate adjustments that do not materially diminish the value of the original Awards.

(2)

No fractional Shares or other security will be issued upon the exercise of any Award and accordingly, if as a result of a Change of Control, a Participant would become entitled to a fractional Share or other security, such participant will have the right to acquire only the next lowest whole number of Shares or other security and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

(3)

In the event of a potential Change of Control, the vesting terms of Awards shall be subject to the Participant’s Award Agreement. Notwithstanding the foregoing, despite anything else to the contrary in the Plan, in the event of a potential Change of Control the Board will have the power, in its sole discretion, to modify the terms of the Plan and/or the Awards to assist the Participants in tendering to a take-over bid or other transaction leading to a Change of Control. For greater certainty, in the event of a take-over bid or other transaction leading to a Change of Control, the Board has the power, in its sole discretion, and on such terms as it may determine, to accelerate the vesting of Awards and to permit Participants to conditionally exercise or surrender their Awards, such conditional exercise or surrender to be conditional upon the take-up by such offeror of the Shares or other securities tendered to such take-over bid in accordance with the terms of the take-over bid (or the effectiveness of such other transaction leading to a Change of Control).

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(4)

If the Board has, pursuant to the provisions of Section 8.3(3) permitted the conditional exercise of Awards in connection with a potential Change of Control, then the Board will have the power, in its sole discretion, to terminate, immediately prior to actual completion of such Change of Control and on such terms as it sees fit, any Awards not exercised (including all vested and unvested Awards).

(5)

Alternatively, the Board may provide for either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the Change in Control the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Board, in its sole discretion.

(6)	The Board may treat Awards differently in connection with the Change in Control and need not treat all Awards or Participants in a uniform manner.

Article 9—MISCELLANEOUS

Section 9.1 Currency.

Unless otherwise specifically provided, all references to dollars in the Plan are references to U.S. dollars.

Section 9.2 Compliance and Award Restrictions.

(1)

The Company’s obligation to issue and deliver Shares under any Award is subject to: (i) the completion of such registration or other qualification of such Shares or obtaining approval of such regulatory authority as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof; (ii) the admission of such Shares to listing on any stock exchange on which such Shares may then be listed; and (iii) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Shares as the Company determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction. The Company shall take all commercially reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on any stock exchange on which such Shares are then listed.

(2)

Each Participant agrees to fully cooperate with the Company in doing all such things, including executing and delivering all such agreements, undertakings or other documents or furnishing all such information as is reasonably necessary to facilitate compliance by the Company with such laws, rule and requirements, including all tax withholding and remittance obligations.

(3)	No Awards will be granted where such grant is restricted pursuant to the terms of any trading policies or other restrictions imposed by the Company.
(4)

The Company is not obliged by any provision of the Plan or the grant of any Award under the Plan to issue or sell Shares if, in the opinion of the Board, such action would constitute a violation by the Company or a Participant of any laws, rules and regulations or any condition of such approvals.

(5)

If Shares cannot be issued to a Participant upon the exercise or settlement of an Award due to legal or regulatory restrictions, the obligation of the Company to issue such Shares will terminate and, if applicable, any funds paid to the Company in connection with the exercise of any Options will be returned to the applicable Participant as soon as practicable.

(6)	At the time a Participant ceased to hold Awards which are or may become exercisable, or be settled as provided herein, the Participant ceases to be a Participant.
(7)

Nothing contained herein will prevent the Board from adopting other or additional compensation arrangements for the benefit of any Participant or any other Person, subject to any required regulatory, shareholder or other approval.

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Section 9.3 Use of an Administrative Agent and Trustee.

The Board may in its sole discretion appoint from time to time one or more entities to act as administrative agent to administer the Awards granted under the Plan and to act as trustee to hold and administer the assets that may be held in respect of Awards granted under the Plan, the whole in accordance with the terms and conditions determined by the Board in its sole discretion. The Company and the administrative agent will maintain records showing the number of Awards granted to each Participant under the Plan.

Section 9.4 Tax Withholding.

(1)

Notwithstanding any other provision of the Plan, all distributions, delivery of Shares or payments to a Participant (or to the liquidator, executor or administrator, as the case may be, of the estate of the Participant) under the Plan shall be made net of applicable source deductions. If the event giving rise to the withholding obligation involves an issuance or delivery of Shares, then with the Board’s approval, the withholding obligation may be satisfied by (a) having the Participant elect to have the appropriate number of such Shares sold by the Company, the Company’s transfer agent and registrar or any trustee appointed by the Company, on behalf of and as agent for the Participant as soon as permissible and practicable, with the proceeds of such sale being delivered to the Company, which will in turn remit such amounts to the appropriate governmental authorities, or (b) any other mechanism as may be required or appropriate to conform with local tax and other rules. Notwithstanding any other provision of the Plan, the Company shall not be required to issue any Shares or make payments under this Plan until arrangements satisfactory to the Company have been made for payment of all applicable withholdings obligations.

(2)

The sale of Shares by the Company, or by a Broker, under Section 9.4(1) or under any other provision of the Plan will be made on the NEO Exchange or any other recognized exchange on which the Company’s Shares are traded. The Participant consents to such sale and grants to the Company an irrevocable power of attorney to effect the sale of such Shares on his behalf and acknowledges and agrees that (i) the number of Shares sold will be, at a minimum, sufficient to fund the withholding obligations net of all selling costs, which costs are the responsibility of the Participant and which the Participant hereby authorizes to be deducted from the proceeds of such sale; (ii) in effecting the sale of any such Shares, the Company or the Broker will exercise its sole judgment as to the timing and the manner of sale and will not be obligated to seek or obtain a minimum price; and (iii) neither the Company nor the Broker will be liable for any loss arising out of such sale of the Shares including any loss relating to the pricing, manner or timing of the sales or any delay in transferring any Shares to a Participant or otherwise.

(3)

The Participant further acknowledges that the sale price of the Shares will fluctuate with the market price of the Shares and no assurance can be given that any particular price will be received upon any sale. The Company makes no representation or warranty as to the future market value of the Shares or with respect to any income tax matters affecting the participant resulting from the grant or exercise of Awards and/or transactions in the Shares. Neither the Company, nor any of its directors, officers, employees, shareholders or agents will be liable for anything done or omitted to be done by such person or any other person with respect to the price, time, quantity or other conditions and circumstances of the issuance of Shares under the Plan, with respect to any fluctuations in the market price of Shares or in any other manner related to the Plan.

(4)

Notwithstanding the first paragraph of this Section 9.4, the applicable tax withholdings may be waived where the Participant directs in writing that a payment be made directly to the Participant’s registered retirement savings plan in circumstances to which regulation 100(3) of the regulations of the Tax Act apply.

Section 9.5 Reorganization of the Company.

The existence of any Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Company or to create or issue any bonds, debentures, shares or other securities of the Company or the rights and conditions attaching thereto or to affect the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

Section 9.6 Governing Laws.

The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the State of Delaware.

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Section 9.7 Successors and Assigns.

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the personal legal representatives of a Participant, or any receiver or trustee in bankruptcy or representative of the Company’s or Participant’s creditors.

Section 9.8 Severability.

The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from the Plan.

Section 9.9 No liability.

No member of the Board, Board or officer of the Company shall be liable for any action or determination taken or made in good faith in the administration, interpretation, construction or application of the Plan or any Award granted hereunder.

Section 9.10 Effective Date of the Plan.

The Plan was approved by the Board for and on behalf of the Board and shall take effect on [●], 2023.

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ADDENDUM FOR U.S. PARTICIPANTS

GOLD FLORA CORPORATION

2023 EQUITY INCENTIVE PLAN

The provisions of this Addendum apply to Awards held by a U.S. Participant. All capitalized terms used in this Addendum but not defined in Section 1 below have the meanings attributed to them in the Plan. The Section references set forth below match the Section references in the Plan. This Addendum shall have no other effect on any other terms and provisions of the Plan except as set forth below.

1. Definitions

“Separation from Service” means, with respect to a U.S. Participant, any event that may qualify as a separation from service under Treasury Regulation Section 1.409A-1(h). A U.S. Participant shall be deemed to have separated from service if he or she dies, retires, or otherwise has a termination of employment as defined under Treasury Regulation Section 1.409A-1(h).

“Specified Employee” has the meaning set forth in Treasury Regulation Section 1.409A-1(i).

“Termination Date” has the meaning in Section 1.1 of the Plan, provided that if the Termination Date triggers payment of any Award which is “deferred compensation” under Code Section 409A, the Termination Date shall be the date of the Separation from Service.

2.	Section 3.4 is deleted in its entirety and replaced with the following:

“Subject to Section 8.1(1), each Option must be exercised no later than ten (10) years after the date the Option is granted or such shorter period as set out in the Participant’s Option Agreement, at which time such Option will expire (the “Expiry Date”). Notwithstanding any other provision of the Plan and provided that any such extension be structured in a manner that is expected to comply with Code Section 409A (to the extent applicable), each Option that would expire during or within ten (10) Business Days immediately following a Black-Out Period shall expire on the date that is ten (10) Business Days immediately following the expiration of the Black-Out Period; provided, that in all circumstances, each Incentive Stock Option must be exercised no later than ten (10) years after the date the Option is granted. Notwithstanding the foregoing, in no event shall the Expiry Period exceed five (5) years from the Grant Date in the case of an Incentive Stock Option granted to an employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or an ISO Entity.”

3.	Section 5.2 is amended by adding the following new (5):

Notwithstanding any contrary provision contained herein, with respect to any DSUs awarded to a U.S. Participant the Board shall endeavor to structure the DSU so as to comply with, or be exempt from, Code Section 409A.

4.	Section 6.2 is amended by adding the following new (5):
With respect to any RSUs or PSUs awarded to a U.S. Participant the Board shall endeavor to structure the RSU and/or PSU so as to comply with, or be exempt from, Code Section 409A

5.	A new Section 6.4 is added as follows:

Notwithstanding the foregoing, if the U.S. Participant vests in his or her Share Units pursuant to the Plan in connection with his or her Separation from Service, within 30 days following such U.S. Participant’s Separation from Service and subject to Section 9.4, the Company shall (i) issue from treasury the number of Shares that is equal to the number of vested Share Units held by the U.S. Participant as at the U.S. Participant’s Separation from Service (rounded down to the nearest whole number), as fully paid and non-assessable Shares, (ii) deliver to the U.S. Participant an amount in cash (net of the applicable tax withholdings) equal to the number of vested Share Units held by the U.S. Participant as at the U.S. Participant’s Separation from Service multiplied by the Market Value as at such date, or (iii) a combination of (i) and (ii). Upon settlement of such Share Units, the corresponding number of Share Units shall be cancelled and the U.S. Participant shall have no further rights, title or interest with respect thereto.”

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6.	Section 8.2(4) is amended by deleting clauses (b) and (c) thereof in their entirety and replacing them with the following

(a)	any reduction in the exercise price of an Award benefitting a U. S. Participant, except in the case of an adjustment pursuant to Section 8.1;

(b)

any extension of the Expiration Date of an Award benefitting a U.S. Participant, except in case of an extension due to a Black-Out Period; provided that any such extension be structured in a manner that is expected to comply with Code Section 409A (to the extent applicable);

7. No Acceleration

With respect to any Award held by a U.S. Participant that is subject to Code Section 409A, the acceleration of the time or schedule of any payment except as provided under the Plan (including this addendum) is prohibited, except as provided in or permitted by regulations and administrative guidance promulgated under Code Section 409A.

8. Code Section 409A

Each grant of Share Units to a U.S. Participant is intended to be exempt from Code Section 409A. However, to the extent any Award is subject to Section 409A, then

(a)	all payments to be made upon a U.S. Participant’s Termination Date shall only be made upon a Separation from Service.

(b)

if on the date of the U.S. Participant’s Separation from Service the Company’s shares (or shares of any other Company that is required to be aggregated with the Company in accordance with the requirements of Code Section 409A) is publicly traded on an established securities market or otherwise and the U.S. Participant is a Specified Employee, then the benefits payable to the Participant under the Plan that are payable due to the U.S. Participant’s Separation from Service shall be postponed until the later of the originally scheduled date and six months following the U.S. Participant’s Separation from Service. The postponed amount shall be paid to the U.S. Participant in a lump sum within 30 days after the later of the originally scheduled date and the date that is six months following the U.S. Participant’s Separation from Service. If the U.S. Participant dies during such six month period and prior to the payment of the postponed amounts hereunder, the amounts delayed on account of Code Section 409A shall be paid to the U.S. Participant’s estate within 60 days following the U.S. Participant’s death.

If any provision of the Plan contravenes Code Section 409A or could cause the U.S. Participant to incur any tax, interest or penalties under Code Section 409A, the Board may, in its sole discretion and without the U.S. Participant’s consent, modify such provision to: (i) comply with, or avoid being subject to, Code Section 409A, or to avoid incurring taxes, interest and penalties under Code Section 409A; and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the U.S. Participant of the applicable provision without materially increasing the cost to the Company or contravening Code Section 409A. However, the Company shall have no obligation to modify the Plan or any Share Unit and does not guarantee that Share Units will not be subject to taxes, interest and penalties under Code Section 409A. U.S. Participants are solely responsible for any taxes, interest and/or penalties they may incur under Code Section 409A and neither the Company or any Subsidiary, nor any of their respective officers, employees or agents shall have any obligation to US Participants for such taxes, interest or penalties.

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 APPENDIX J

DIVISION 2 PART 8 OF THE BCBCA

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Division 2 — Dissent Proceedings

Definitions and application

237   (1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a) in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b) in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c) in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d) in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a) the court orders otherwise, or

(b) in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238   (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a) under section 260, in respect of a resolution to alter the articles

(i) to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii) without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or

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(iii) without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b) under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c) under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d) in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e) under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f) under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g) in respect of any other resolution, if dissent is authorized by the resolution;

(h) in respect of any court order that permits dissent.

(1.1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

(2) A shareholder wishing to dissent must

(a) prepare a separate notice of dissent under section 242 for

(i) the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b) identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c) dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a) dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b) cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

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Waiver of right to dissent

239   (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a) provide to the company a separate waiver for

(i) the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b) identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a) the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b) any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240   (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a) a copy of the proposed resolution, and

(b) a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

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(a) a copy of the proposed resolution, and

(b) a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a) a copy of the resolution,

(b) a statement advising of the right to send a notice of dissent, and

(c) if the resolution has passed, notification of that fact and the date on which it was passed.

(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241  If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a) a copy of the entered order, and

(b) a statement advising of the right to send a notice of dissent.

Notice of dissent

242   (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,

(a) if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b) if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c) if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i) the date on which the shareholder learns that the resolution was passed, and

(ii) the date on which the shareholder learns that the shareholder is entitled to dissent.

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(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a) on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b) if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a) within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b) if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a) if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b) if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i) the names of the registered owners of those other shares,

(ii) the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii) a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c) if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i) the name and address of the beneficial owner, and

(ii) a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

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Notice of intention to proceed

243   (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a) if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i) the date on which the company forms the intention to proceed, and

(ii) the date on which the notice of dissent was received, or

(b) if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1) (a) or (b) of this section must

(a) be dated not earlier than the date on which the notice is sent,

(b) state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c) advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244   (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a) a written statement that the dissenter requires the company to purchase all of the notice shares,

(b) the certificates, if any, representing the notice shares, and

(c) if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1) (c) must

(a) be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b) set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i) the names of the registered owners of those other shares,

(ii) the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii) that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

(a) the dissenter is deemed to have sold to the company the notice shares, and

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(b) the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245   (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a) promptly pay that amount to the dissenter, or

(b) if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a) determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b) join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c) make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a) pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b) if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

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(4) If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a) the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b) if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a) the company is insolvent, or

(b) the payment would render the company insolvent.

Loss of right to dissent

246  The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a) the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b) the resolution in respect of which the notice of dissent was sent does not pass;

(c) the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d) the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e) the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f) a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g) with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h) the notice of dissent is withdrawn with the written consent of the company;

(i) the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

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Shareholders entitled to return of shares and rights

247  If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a) the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b) the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c) the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

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APPENDIX K

INTERIM ORDER

IN THE SUPREME COURT OF BRITISH COLUMBIA

TPCO HOLDING CORP. AND
STATELY CAPITAL CORPORATION

PETITIONERS

RE:    IN THE MATTER OF SECTION 288 OF THE BUSINESS

CORPORATIONS ACT, S.B.C. 2002, C.57

AND:

IN THE MATTER OF A PROPOSED ARRANGEMENT

INVOLVING TPCO HOLDING CORP., THE SHAREHOLDERS OF

TPCO HOLDING CORP., STATELY CAPITAL CORPORATION,

THE SHAREHOLDERS OF STATELY CAPITAL CORPORATION,

GOLD FLORA CORPORATION, THE SHAREHOLDER OF GOLD

FLORA CORPORATION AND

GOLDEN GRIZZLY BEAR LLC

ORDER MADE AFTER APPLICATION
INTERIM ORDER

BEFORE	) ) ) ) )	MASTER	) ) ) ) )	12/MAY/2023

ON THE APPLICATION of the Petitioners, TPCO Holding Corp. ( “TPCO”) and Stately Capital Corporation (“Stately”, and collectively with TPCO, the “Petitioners”), pursuant to sections 186 and 288-297 of the Business Corporations Act, S.B.C. 2002, c. 57 (the “BCBCA”), for an Interim Order for directions in connection with  a plan of arrangement proposed under Division 5 of Part 9 of the BCBCA, coming on for hearing at 800 Smithe Street, Vancouver, British Columbia on

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the 12th day of May, 2023, AND ON HEARING Samantha Chang, counsel for TPCO, and Stephen T.C. Warnett, counsel for Stately, AND UPON READING the Petition and other materials filed herein; THIS COURT ORDERS that:

DEFINITIONS

1.

As used in this order made after application (the “Interim Order”), unless otherwise defined, capitalized terms have the respective meanings set out in the draft Proxy Statement and Management Information Circular (the “Circular”) relating to the annual general and special meeting of the shareholders of TPCO (the “TPCO Shareholders”) attached as Exhibit “A” to the Affidavit of Kaajal Prakash sworn on May 10, 2023 (the “Prakash Affidavit”).

MEETING

2.

Pursuant to Sections 289 and 291 of the BCBCA, TPCO is authorized and directed to convene and conduct an annual general and special meeting (the “Meeting”) of the TPCO Shareholders to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/GRAMF2023 on June 15, 2023, commencing at 12:00 p.m. (New York City time), or such other date and time as the Court may direct, or as adjourned or postponed.

3.	At the Meeting, the TPCO Shareholders shall:

(a)

consider and, if thought advisable, pass, with or without variation, a special resolution (the “Business Combination Resolution”), the full text of which is set forth in Appendix B-1 to the Circular, approving the Business Combination (as defined in the Circular), including adopting and approving (i) a plan of arrangement (the “Arrangement”) under Part 9, Division 5 of the BCBCA, involving TPCO, the TPCO Shareholders, Gold Flora, LLC (“Gold Flora”), Stately Capital Corporation (“Stately”), the shareholders of Stately, Gold Flora Corporation (“Newco”), the shareholder of Newco and Golden Grizzly Bear LLC (“US Merger Sub”), and (ii) an agreement and plan of merger entered into by Newco, US Merger Sub and Gold Flora, all as more particularly described in the Circular;

(b)

consider and, if thought advisable, pass, with or without variation, a special resolution (the “Domestication Resolution”), the full text of which is set forth in Appendix B-2 to the Circular, authorizing (i) the corporation resulting from the amalgamation of TPCO, Stately and Newco (the “Resulting Issuer” or “Amalco”) to apply as part of the Arrangement to the Registrar of Companies under the BCBCA for authorization to continue the Resulting Issuer out of the Province of British Columbia, in accordance with and pursuant to the Arrangement, and the domestication of the Resulting Issuer under the laws of the State of Delaware under the name “Gold Flora Corporation” (the “Domestication”), and (ii) in connection with the Domestication, the adoption of the Certificate of Incorporation and by-laws of the Resulting Issuer; and,

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(c)	transact such other business as may properly be brought before the Meeting or any adjournment thereof.

4.

The Meeting shall be called, held and conducted in accordance with the applicable provisions of the BCBCA, applicable securities legislation, the Notice of Annual General and Special Meeting and Circular, and the articles of TPCO, subject to the terms of this Interim Order and any further order of this Court, and the rulings and directions of the Chair of the Meeting, such rulings and directions not to be inconsistent with this Interim Order or any further order of this Court.

5.

The Chair of the Meeting shall be the Chair of the TPCO Board or such other person authorized in accordance with the articles of TPCO. The Chair is at liberty to call on the assistance of legal counsel to TPCO at any time and from time to time as the Chair of such Meeting may deem necessary or appropriate.

ADJOURNMENT

6.

Notwithstanding the provisions of the BCBCA and the articles of TPCO and subject to the terms of the Business Combination Agreement, TPCO, if it deems advisable, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of the TPCO Shareholders respecting the adjournment or postponement and without the need for approval of the Court. Notice of any such adjournments or postponements shall be given by press release, news release, newspaper advertisement, or by notice sent to TPCO Shareholders by one of the methods specified in paragraph 11 of this Interim Order.

7.	The Record Date (as defined in paragraph 9 below) shall not change in respect of adjournments or postponements of the Meeting.

AMENDMENTS

8.

Prior to the Meeting, TPCO is authorized to make such amendments, revisions or supplements to the Plan of Arrangement in accordance with the terms of the Business Combination Agreement without any additional notice to the TPCO Shareholders or other securityholders and the Plan of Arrangement as so amended, revised and supplemented will be the Plan of Arrangement submitted to the TPCO Shareholders at the Meeting, and the subject of the Business Combination Resolution and the Domestication Resolution.

RECORD DATE

9.

The record date for the determination of the TPCO Shareholders entitled to receive notice of and to vote at the Meeting in respect of the Business Combination Resolution and the Domestication Resolution is May 8, 2023 (the “Record Date”). Only TPCO Shareholders of record at the close of business (New York City time) on the Record Date are entitled to receive notice of and to vote their shares at the Meeting.

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NOTICE OF MEETING

10.

The Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of Section 290(1)(a) of the BCBCA, and TPCO shall not be required to send to the TPCO Shareholders any other or additional statements pursuant to Section 290(1)(a) of the BCBCA.

11.

The Notice of Annual General and Special Meeting of TPCO Shareholders and Circular (which will include the Business Combination Resolution, the Domestication Resolution, the Business Combination Agreement to which the Plan of Arrangement is attached, the Hyperion Fairness Opinion, the INFOR Financial Fairness Opinion, this Interim Order and the Petition) and the form of proxy (collectively referred to as the “Meeting Materials”) in substantially the same form as contained in Exhibit “A” to the Prakash Affidavit, with such deletions, amendments or additions thereto as may be necessary or desirable, provided that such amendments are not inconsistent with the terms of this Interim Order, shall be sent to:

(a)

The Registered TPCO Shareholders as at the Record Date, such Meeting Materials to be sent at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing, delivery or transmittal and the date of the Meeting, by one or more of the following methods:

(i)	By regular mail or courier addressed to the TPCO Shareholders at their address as it appears on the central securities register of TPCO as at the Record Date;

(ii)	By email to any TPCO Shareholder who has previously identified itself to the satisfaction of TPCO, acting through its representatives, who has requested such email transmission;

(b)

Non-registered, beneficial TPCO Shareholders, by sending copies of the Meeting Materials to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to TPCO Shareholders whose TPCO Shares are held by or in the custody of those Intermediaries (“Non-Registered TPCO Shareholders”) in accordance with National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), at least three (3) Business Days prior to the twenty-first (21st) day prior to the date of the Meeting; and

(c)

The directors and auditors of TPCO by mailing the Meeting Materials by regular mail or by email transmission, to such persons at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or transmittal and the date of the Meeting.

Substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting.

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12.

Provided that notice of the Meeting and the provision of the Meeting Materials to the TPCO Shareholders take place in compliance with this Interim Order, the requirement of Section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the Meeting is waived.

13.

The Circular, including the Petition and this Interim Order (collectively, the "Court Materials"), and any other communications or documents determined by TPCO to be necessary or desirable, shall be sent to the holders of TPCO Options, TPCO Non-Vesting RSUs, TPCO PSUs and TPCO Warrants as at the close of business (New York City time) on the Record Date by any method permitted for notice to TPCO Shareholders as set forth in paragraphs 11(a) and (b), above, or by email or other electronic transmission or in-person or by inter-office mail, concurrently with the distribution described in paragraph 11(a) of this Interim Order (provided that delivery need only be made once notwithstanding that a person may be entitled to the Court Materials under more than one paragraph hereof). Unless distributed by email or other electronic transmission, in-person or by inter-office mail, distribution to such persons shall be to their addresses as they appear on the books and records of TPCO or its registrar and transfer agent at the close of business (New York City time) on the Record Date.

14.

Accidental failure of or omission by TPCO to give notice of the Meeting or to distribute the Meeting Materials or the Court Materials to any person entitled by this Interim Order to receive notice of the Meeting or to receive the Meeting Materials or Court Materials, or the non-receipt of such notice or the Meeting Materials or Court Materials by one or more such persons, or any failure or omission to give such notice or distribute the Meeting Materials or Court Materials as a result of events beyond the reasonable control of TPCO (including, without limitation, any inability to use postal services), shall not constitute a breach of this Interim Order or a defect in the calling of the Meeting, and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of TPCO then it shall use reasonable commercial efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

DEEMED RECEIPT OF NOTICE

15.	The Meeting Materials and Court Materials shall be deemed, for the purposes of this Interim Order, to have been served and received:

(a)	In the case of mailing or courier, the day, Saturdays, Sundays and holidays excepted, following the date of mailing or couriering;

(b)	In the case of non-registered TPCO Shareholders, three days after delivery to Intermediaries;

(c)	In the case of any means of transmitted, recorded or electronic communication, when dispatched or delivered for dispatch;

(d)	In the case of delivery in-person or by inter-office mail, at the time of delivery in person or by inter-office mail; and

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(e)	In the case of any press release, news release, advertisement, at the time of publication.

UPDATING MEETING MATERIALS

16.

Notice of any amendments, updates or supplements to any of the information provided in the Meeting Materials may be communicated to the TPCO Shareholders at any time prior to the Meeting by press release, news release, newspaper advertisement or by notice sent to the TPCO Shareholders by any of the means set forth in paragraph 11 herein, or by the method most reasonably practicable in the circumstances, as determined by TPCO.

QUORUM AND VOTING

17.

The votes taken at the Meeting required to pass the Business Combination Resolution and the Domestication Resolution shall be at least 66⅔% of the votes cast by TPCO Shareholders on each such resolution, present virtually or represented by proxy at the Meeting (collectively, the “Requisite Shareholder Approval”).

18.

The Requisite Shareholder Approval shall be sufficient to authorize and direct TPCO to do all such acts and things as may be necessary or desirable to give effect to the Plan of Arrangement on a basis consistent with what is provided for in the Circular without the necessity of any further approval by any of the TPCO Shareholders, subject only to final approval by this Honourable Court.

19.

The quorum required at the Meeting shall be the quorum required by the articles of TPCO, being two persons who are, or who represent by proxy, TPCO Shareholders who, in the aggregate, hold at least 331/3% of the issued and outstanding TPCO shares entitled to be voted at the Meeting.

20.

For the purposes of the Meeting, any spoiled, illegible or defective votes, as well as any abstentions, will be deemed votes not cast. Proxies that are properly signed and dated but which do not contain voting instructions will be voted in favour of the Business Combination Resolution and the Domestication Resolution.

PERMITTED ATTENDEES

21.

The only persons entitled to attend the Meeting shall be the TPCO Shareholders or their respective proxyholders as of the Record Date, TPCO’s directors, officers, auditors and advisors, the scrutineers, the directors, officers and authorized representatives of Gold Flora, their advisors and any other persons admitted on the invitation of the directors of TPCO or on the invitation of the Chair of the Meeting.

SCRUTINEERS

22.	A representative of Broadridge Investor Communications Corporation is authorized to act as scrutineer for the Meeting.

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SOLICITATION OF PROXIES

23.

TPCO is authorized to use the form of proxy in connection with the Meeting, in substantially the same form as attached as Exhibit “B” to the Prakash Affidavit, and the voting methods as set out in the Meeting Materials, and TPCO may in its discretion waive generally the time limits for deposit of proxies by TPCO Shareholders if TPCO deems it reasonable to do so. TPCO is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for that purpose, and by mail or such other forms of personal or electronic communication as may be determined.

24.	The procedure for the use of proxies at the Meeting, including the time limit for place of deposit, the voting methods and revocation of proxy, shall be as set out in the Meeting Materials.

DISSENT RIGHTS

25.

Each of the Registered TPCO Shareholders shall have the right to dissent in respect of the Business Combination Resolution and the Domestication Resolution in accordance with the provisions of Sections 237-247 of the BCBCA, as varied by the Plan of Arrangement, the Interim Order or the Final Order (the “Dissent Rights”).

26.

Registered TPCO Shareholders will be the only TPCO Shareholders entitled to exercise rights of dissent. A Non-Registered TPCO Shareholder that wishes to exercise Dissent Rights should immediately contact the Intermediary with whom the Non-Registered TPCO Shareholder deals in respect of his, her, or their TPCO Shares and either: (i) instruct the Intermediary to exercise the Dissent Rights on the Non-Registered TPCO Shareholder’s behalf (which, if the TPCO Shares are registered in the name of CDS or other clearing agency, may require that such TPCO Shares first be re-registered in the name of the Intermediary); or (ii) instruct the Intermediary to re-register such TPCO Shares in the name of the Non-Registered TPCO Shareholder, in which case the TPCO Shareholder would then be a Registered TPCO Shareholder and would be able to exercise the Dissent Rights directly.

27.	In order for a TPCO Shareholder to exercise Dissent Rights:

(a)

Such TPCO Shareholder must send a written notice of dissent objecting to the Business Combination Resolution and/or the Domestication Resolution to TPCO c/o Dentons Canada LLP, 77 King Street West, Suite 400, Toronto-Dominion Centre, Toronto, Ontario, M5K 0A1, Canada (Attention: Alex Farcas) to be received by no later than 5:00 p.m. (New York City time) on June 13, 2023 or, in the case of any adjournment or postponement of the Meeting, by no later than 5:00 p.m. (New York City time) on the second Business Day immediately preceding the day of the adjourned or postponed Meeting, and must otherwise strictly comply with the Dissent Procedures described in Sections 237-247 of the BCBCA, as modified by the Plan of Arrangement, this Interim Order and any further Order of the Court.

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(b)

A Registered TPCO Shareholder must dissent with respect to all TPCO Shares of which he, she or they are the registered and beneficial owner. A Registered TPCO Shareholder who wishes to dissent must deliver a written Notice of Dissent to TPCO as set forth above and such Notice of Dissent must strictly comply with the requirements of Section 242 of the BCBCA. Any failure by a TPCO Shareholder to fully comply with the provisions of the BCBCA, as modified by Article 5 of the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of that holder’s Dissent Rights.

(c)

Non-Registered TPCO Shareholders who wish to exercise Dissent Rights must cause each TPCO Shareholder holding their TPCO Shares to deliver the Notice of Dissent, or, alternatively, make arrangements to become a Registered TPCO Shareholder. Failure to strictly comply with the Dissent Procedures will result in loss of the Dissent Right.

(d)

The Notice of Dissent must set out the number and class of TPCO Shares in respect of which the Dissent Rights are being exercised and: (a) if such TPCO Shares constitute all of the TPCO Shares of which the TPCO Shareholder is the registered and beneficial owner and the TPCO Shareholder owns no other TPCO Shares beneficially, a statement to that effect; (b) if such TPCO Shares constitute all of the TPCO Shares of which the TPCO Shareholder is both the registered and beneficial owner, but the TPCO Shareholder owns additional TPCO Shares beneficially, a statement to that effect and the names of the Registered TPCO Shareholders, the number and class of TPCO Shares held by each such Registered TPCO Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other TPCO Shares; or (c) if the Dissent Rights are being exercised by a TPCO Shareholder who is not the beneficial owner of such TPCO Shares, a statement to that effect and the name and address of the Non-Registered TPCO Shareholder and a statement that the TPCO Shareholder is dissenting with respect to all TPCO Shares of the Non-Registered TPCO Shareholder registered in such Registered TPCO Shareholder’s name.

(e)	Any such exercise of the Dissent Rights must otherwise comply with the requirements of section 237-247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order.

28.

Notice to the TPCO Shareholders of their Dissent Rights with respect to the Business Combination Resolution and the Domestication Resolution and their right to receive, subject to the provisions of the BCBCA, the Plan of Arrangement, the Interim Order and any further Order of the Court, the fair value of their TPCO Shares shall be given by including information with respect to this right in the Circular to be sent to TPCO Shareholders in accordance with the Interim Order.

29.	Registered TPCO Shareholders who duly and validly exercise TPCO Dissent Rights with respect to their TPCO Shares (“TPCO Dissenting Shares”) and who:

(a)	are ultimately determined to be entitled to be paid fair value for their TPCO Dissenting Shares shall be entitled to be paid the fair value by TPCO for the TPCO

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Dissenting Shares and will be deemed to have irrevocably transferred such TPCO Dissenting Shares to TPCO (free and clear of all Liens) pursuant to Section 3.1.2(a) of the Plan of Arrangement; or

(b)

for any reason are ultimately not entitled to be paid fair value for their TPCO Dissenting Shares will be deemed to have participated in the Arrangement on the same basis as a non-dissenting TPCO Shareholder and will receive Amalco Shares on the same basis as every other non-dissenting TPCO Shareholder,

30.

None of the TPCO Shareholders who vote or have instructed a proxyholder to vote their TPCO Shares in favour of the Business Combination Resolution and/or the Domestication Resolution shall be entitled to exercise Dissent Rights in respect of such resolution.

U.S. SECURITIES EXEMPTION

31.

TPCO intends to rely upon Section 3(a)(10) of the United States Securities Act of 1933, as amended, for an exemption from the registration requirements of the United States Securities Act of 1933, as amended, in connection with the issuance of Resulting Issuer Shares, TPCO Replacement Options, TPCO Replacement RSUs, TPCO Replacement PSUs, TPCO Replacement Warrants and securities of Gold Flora Delaware (including shares, warrants, options, restricted share units and performance share units) in connection with the Transaction pursuant to the Arrangement and Domestication, subject to and conditional upon this Honourable Court’s determination that the Arrangement, in the context of the Transaction, is procedurally and substantively fair and reasonable to such securityholders.

APPLICATION FOR FINAL ORDER

32.

Upon the approval, with or without variation, by the TPCO Shareholders of the Business Combination Resolution and the Domestication Resolution, in the manner set forth in this Interim Order, TPCO may apply to this Court for, inter alia, an Order that:

(a)	The Arrangement (in the context of the Transaction), and its terms and conditions, be approved;

(b)

The Arrangement be implemented in the manner and sequence set forth in the Plan of Arrangement, and pursuant to Sections 291, 292, 295 and 296 of the BCBCA, the Arrangement will take effect as of the Effective Time (as defined in the Plan of Arrangement);

(c)

A declaration that the terms and conditions of the Arrangement (in the context of the Transaction), and the Plan of Arrangement to be effected by completion of the Arrangement, are procedurally and substantively fair and reasonable;

(d)

That the Arrangement shall be binding on the Petitioner, the TPCO Shareholders, Gold Flora, Newco, the Newco Shareholders, Stately, the Stately Shareholders, US Merger Sub, Amalco and its shareholders (upon and following the Amalgamation), the holders of TPCO Stock Options, the holders of TPCO Non-Vesting RSUs, the

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holders of TPCO PSUs, the holders of TPCO Warrants, the holder of Stately Warrants, and all other persons, upon taking effect of the Arrangement pursuant to section 297 of the BCBCA;

(e)	The Petitioner shall be entitled to seek the advice and direction of this Court as to the implementation of this Order or to apply for such further Order or Orders as may be appropriate; and

(f)	Such further and other relief as counsel may advise.

(collectively, the “Final Order”).

33.

The Petitioners are at liberty to proceed with the hearing of the Final Order on June 20, 2023, at 9:45 a.m. (Vancouver time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia or as soon thereafter as the hearing of the Final Order can be heard or at such other date and time as the Petitioner may determine or this Court may direct.

34.

Any TPCO Shareholder or Stately Shareholder desiring to support or oppose the application has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order, subject to filing a Response to Petition and delivering a copy of the filed Response to Petition together with a copy of any additional affidavits or other materials on which the person intends to rely at the hearing for the Final Order on or before 4:00 p.m. (Vancouver time) on June 15, 2023, to the solicitors for the Petitioners at:

Dentons Canada LLP

20th Floor, 250 Howe Street

Vancouver, BC V6C 3R8

Attention: Samantha Chang

Borden Ladner Gervais LLP

1900, 520 – 3rd Avenue SW

Calgary, AB T2P 0R3

Attention : Louise Lee

With a copy to the solicitors for Gold Flora at:

Bennett Jones LLP

666 Burrard Street, Suite 2500

Vancouver, BC, V6C 2X8

Attention: Joseph Blinick

35.

Any other interested party desiring to support or oppose the application and/or make submissions at the hearing of the application for the Final Order, shall file a Response to Petition and deliver a copy of the filed Response to Petition together with a copy of any additional affidavits and other materials on which the person intends to rely at the hearing for the Final Order on or before 4:00 p.m. (Vancouver time) on June 15, 2023, to the solicitors for the Petitioners at:

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Dentons Canada LLP

20th Floor, 250 Howe Street

Vancouver, BC V6C 3R8

Attention: Samantha Chang

Borden Ladner Gervais LLP

1900, 520 – 3rd Avenue SW

Calgary, AB T2P 0R3

Attention : Louise Lee

With a copy to the solicitors for Gold Flora at:

Bennett Jones LLP

666 Burrard Street, Suite 2500

Vancouver, BC, V6C 2X8

Attention: Joseph Blinick

36.

Sending the Petition and this Interim Order in accordance with this Interim Order to all persons who are entitled to receive the Meeting Materials and Court Materials pursuant to this Interim Order, regardless of whether such persons reside in British Columbia or within another jurisdiction, shall constitute good and sufficient service of the within proceedings and no other form of service need be made and no other material need be served on such persons in respect of these proceedings and that service of the affidavits, including the Prakash Affidavit, Affidavit #1 of Mark Castaneda, and Affidavit #1 of Ryan Foreman, is dispensed with. TPCO shall be at liberty to give notice of this petition to persons outside the jurisdiction of this Court in the manner specified herein.

37.

In the event the hearing for the Final Order is adjourned, only those persons who have filed and delivered a Response to Petition in accordance with this Interim Order need be provided notice of materials filed in this proceeding and any adjourned hearing date.

VARIANCE

38.	The Petitioner shall be entitled, at any time, to apply to vary this Interim Order and apply for such other orders and direction from the Court as may be necessary and appropriate.

39.	To the extent of any inconsistency or discrepancy between this Interim Order and the Circular, the BCBCA, Applicable Securities Laws or the articles of TPCO, this Interim Order shall govern.

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K-12

No. ________________ Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

TPCO HOLDING CORP. AND

STATELY CAPITAL CORPORATION

PETITIONERS

RE:  IN THE MATTER OF SECTION 288 OF THE BUSINESS

CORPORATIONS ACT, S.B.C. 2002, C.57

AND:

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING TPCO

HOLDING CORP., THE SHAREHOLDERS OF TPCO HOLDING CORP.,

STATELY CAPITAL CORPORATION, THE SHAREHOLDERS OF

STATELY CAPITAL CORPORATION, GOLD FLORA CORPORATION,

THE SHAREHOLDER OF GOLD FLORA CORPORATION AND
GOLDEN GRIZZLY BEAR LLC

ORDER MADE AFTER APPLICATION
DENTONS CANADA LLP 20th Floor, 250 Howe Street Vancouver, BC, V6C 3R8 604.443.7121 Counsel: Samantha Chang Matter No: 585344-2

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APPENDIX L

PETITION TO FINAL ORDER

No. S233549

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

TPCO HOLDING CORP. AND

STATELY CAPITAL CORPORATION

PETITIONERS

RE:    IN THE MATTER OF SECTION 288 OF THE BUSINESS

CORPORATIONS ACT, S.B.C. 2002, C.57

AND:

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING TPCO HOLDING CORP.,

THE SHAREHOLDERS OF TPCO HOLDING CORP., STATELY CAPITAL CORPORATION, THE SHAREHOLDERS

OF STATELY CAPITAL CORPORATION, GOLD FLORA CORPORATION, THE SHAREHOLDER OF GOLD

FLORA CORPORATION AND

GOLDEN GRIZZLY BEAR LLC

PETITION TO THE COURT

ON NOTICE TO:

This proceeding has been started by the Petitioners for the relief set out in Part 1 below.

If you intend to respond to this Petition, you or your lawyer must

(a)	file a Response to Petition in Form 67 in the above-named registry of this Court within the time for Response to Petition described below, and

(b)	serve on the Petitioners

(i)	2 copies of the filed Response to Petition, and

(ii)	2 copies of each filed Affidavit on which you intend to rely at the hearing.

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Orders, including orders granting the relief claimed, may be made against you, without any further notice to you, if you fail to file the Response to Petition within the time for response.

Time for Response to Petition

A Response to Petition must be filed and served on the petitioners,

(a)	if you were served with the petition anywhere in Canada, within 21 days after that service,

(b)	if you were served with the petition anywhere in the United States of America, within 35 days after that service,

(c)	if you were served with the petition anywhere else, within 49 days after that service, or

(d)	if the time for response has been set by Order of the Court, within that time.

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(1)	The address of the registry is: 800 Smithe Street Vancouver, BC V6Z 2E1
(2)

The ADDRESSES FOR DELIVERY are:

Dentons Canada LLP

20th Floor, 250 Howe Street

Vancouver, BC V6C 3R8

Attention: Samantha Chang

Fax number for delivery is: n/a

E-mail address for service is: n/a

and

Borden Ladner Gervais LLP

1200 Waterfront Centre

200 Burrard Street

P.O. Box 48600

Vancouver, BC V7X 1T2

Attention: Stephen T.C. Warnett

Fax number for delivery is: n/a

E-mail address for service is: n/a

(3)

The names and office addresses of the Petitioners’ Solicitors are:

Dentons Canada LLP

20th Floor, 250 Howe Street

Vancouver, BC V6C 3R8

Telephone: 604 687 4460

(Reference: 593637-1/ Samantha Chang)

and

Borden Ladner Gervais LLP

1200 Waterfront Centre

200 Burrard Street

P.O. Box 48600

Vancouver, BC V7X 1T2

Attention: Stephen T.C. Warnett

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CLAIM OF THE PETITIONERS

Part 1: ORDERS SOUGHT

1.

An order (the “TPCO Interim Order”) pursuant to Sections 186 and 288-297 of the Business Corporations Act, S.B.C., 2002, c.57 (the “BCBCA”) and Rules 1-2(4), 2-1(2)(b), 4-4, 4-5, 16-1 and 22-1 of the Supreme Court Civil Rules, and the inherent jurisdiction of this Court, in the form attached as Appendix “A” hereto, providing directions for:

(a)

the convening and conduct by a Petitioner, TPCO Holding Corp. (“TPCO”), of an annual general and special meeting (the “TPCO Meeting”) of shareholders of TPCO (the “TPCO Shareholders”) to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/GRAMF2023 on June 15, 2023, commencing at 12:00 p.m. (New York City time), or such other date and time as the Court may direct, or as adjourned or postponed, for, among other things, the following purposes:

(i)

to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “TPCO Business Combination Resolution”), the full text of which is set forth in Appendix B-1 to the draft Notice of 2023 Annual General and Special Meeting of TPCO Shareholders and Proxy Statement and Circular of TPCO (the “TPCO Circular”), which is attached as Exhibit “A” to Affidavit #1 of Kaajal Prakash sworn May 10, 2023 (the “Prakash Affidavit”), approving the Business Combination (as defined in the TPCO Circular), including adopting and approving a plan of arrangement (the “Arrangement”) under Part 9, Division 5 of the BCBCA, involving TPCO, the TPCO Shareholders, Gold Flora, LLC (“Gold Flora”), Stately Capital Corporation (“Stately”), the shareholders of Stately, Gold Flora Corporation (“Newco”), the shareholder of Newco and Golden Grizzly Bear LLC (“US Merger Sub”), all as more particularly described in the TPCO Circular, and an agreement and plan of merger entered into by Newco, US Merger Sub and Gold Flora;

(ii)

to consider and if, thought advisable, to pass, with or without variation, a special resolution (the “TPCO Domestication Resolution”), the full text of which is set forth in Appendix B-2 to the TPCO Circular, authorizing (i) the corporation resulting from the amalgamation of TPCO, Stately and Newco (the “Resulting Issuer” or “Amalco”) to apply to the Registrar of Companies under the BCBCA for authorization to continue the Resulting Issuer out of the Province of British Columbia and the domestication of the Resulting Issuer under the laws of the State of Delaware under the name “Gold Flora Corporation” (the “Domestication”), and (ii) in connection with the Domestication, the adoption of the Certificate of Incorporation and by-laws of the Resulting Issuer; and,

(iii)	to transact such other business as may properly be brought before the TPCO Meeting or any adjournment thereof; and

(b)

the giving of notice of the TPCO Meeting, and the provision of TPCO Meeting Materials (as defined herein) regarding the Business Combination, the Arrangement and the Domestication, to the TPCO Shareholders and the directors and auditors of TPCO.

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2.

An order (the “Stately Interim Order”) pursuant to Sections 186 and 288-297 of the BCBCA and Rules 1-2(4), 2-1(2)(b), 4-4, 4-5, 16-1 and 22-1 of the Supreme Court Civil Rules, and the inherent jurisdiction of this Court, in the form attached as Appendix “B” hereto, providing directions for:

(a)

the convening and conduct by a Petitioner, Stately, of an annual general and special meeting (the “Stately Meeting”) of shareholders of Stately (the “Stately Shareholders”) to be held in person at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, V7X 1T2 on June 9, 2023, commencing at 10:00 a.m. (Vancouver time), or such other date and time as the Court may direct, or as adjourned or postponed, for, among other things, the following purposes:

(i)

to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Stately Business Combination Resolution”), the full text of which is set forth in Appendix B to the draft Notice of Annual General and Special Meeting of Stately Shareholders and Management Information Circular of Stately (the “Stately Circular”), which is attached as Exhibit “A” to Affidavit #1 of Ryan Foreman sworn May 10, 2023 (the “Foreman Affidavit”), approving the Business Combination, including adopting and approving the Arrangement under Part 9, Division 5 of the BCBCA, involving TPCO, the TPCO Shareholders, Gold Flora, Stately, the Stately Shareholders, Newco, the shareholder of Newco and US Merger Sub, all as more particularly described in the Stately Circular, and an agreement and plan of merger entered into by Newco, US Merger Sub and Gold Flora;

(ii)

to consider and if, thought advisable, to pass, with or without variation, a special resolution (the “Stately Domestication Resolution”), the full text of which is set forth in Appendix C to the Stately Circular, authorizing (i) Amalco to apply to the Registrar of Companies under the BCBCA for authorization for the Domestication, and (ii) in connection with the Domestication, the adoption of the Certificate of Incorporation and by-laws of the Resulting Issuer; and

(iii)	to transact such other business as may properly be brought before the Stately Meeting or any adjournment thereof; and

(b)

the giving of notice of the Stately Meeting, and the provision of Stately Meeting Materials (as defined herein) regarding the Business Combination, the Arrangement and the Domestication, to the Stately Shareholders, and the directors and auditors of Stately.

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3.	An order (the “Final Order”) pursuant to Sections 288-297 of the BCBCA, Rules 1-2(4), 2-1(2)(b), 4-4, 4-5, 16-1 and 22-1 of the Supreme Court Civil Rules, and the inherent jurisdiction of the Court that:

(a)	the Arrangement, and its terms and conditions, be approved;

(b)

the Arrangement be implemented in the manner and sequence set forth in the Plan of Arrangement, and pursuant to Sections 291, 292, 295 and 296 of the BCBCA, the Arrangement will take effect as of the Effective Time (as defined in the Plan of Arrangement);

(c)

a declaration that the terms and conditions of the Arrangement, and the Plan of Arrangement to be effected by completion of the Arrangement, are procedurally and substantively fair and reasonable to the TPCO Shareholders, the Stately Shareholders and the other securityholders of TPCO and Stately;

(d)

that the Arrangement shall be binding on the Petitioners, the TPCO Shareholders, the Stately Shareholders, Gold Flora, Newco, the Newco Shareholders, US Merger Sub, Amalco and its shareholders (upon and following the Amalgamation), the holders of TPCO Stock Options, the holders of TPCO Non-Vesting RSUs, the holders of TPCO PSUs, the holders of TPCO Warrants, the holders of Stately Warrants, and all other persons, upon taking effect of the Arrangement pursuant to section 297 of the BCBCA; and

(e)	the Petitioners shall be entitled to seek the advice and direction of this Court as to the implementation of this Order or to apply for such further Order or Orders as may be appropriate.

4.	Such further and other relief as counsel may advise and this Honourable Court may deem just.

Part 2: FACTUAL BASIS

DEFINITIONS

5.	As used in this Petition, unless otherwise defined, terms beginning with capital letters have the respective meanings set out in the TPCO Circular attached as Exhibit “A” to the Prakash Affidavit.

THE PARTIES

TPCO Holding Corp. (TPCO)

6.

TPCO is a corporation existing under the laws of the Province of British Columbia, with its headquarters located in San Jose, California, United States. TPCO’s registered and records office is located at 595 Burrard Street, Suite 2600, P.O. Box 49314, Vancouver, BC V7X 1L3.

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7.	TPCO is a leading consumer-focused, vertically integrated cannabis company.

8.

TPCO is a reporting issuer in each of the provinces and territories of Canada, other than Quebec. The TPCO Shares and TPCO Warrants are currently listed for trading on the NEO Exchange under the symbols “GRAM.U” and "GRAM.WT.U", respectively. The TPCO Shares and TPCO Warrants also trade over the counter in the United States on the OTCQX Best Market tier of the electronic over-the-counter marketplace operated by OTC Markets Group Inc. under the trading symbols “GRAMF” and “GRMWF”, respectively.

9.

Pursuant to the TPCO Equity Incentive Plan, TPCO is authorized to grant TPCO Options, TPCO RSUs, TPCO PSUs, deferred share units and stock appreciation rights to eligible participants under the TPCO Equity Incentive Plan. Such convertible securities are exercisable for or convertible into TPCO Shares in accordance with the terms and conditions of the TPCO Equity Incentive Plan. As at the TPCO Record Date (as defined herein), there were 286,209 TPCO Options, 2,050,830 TPCO RSUs, 2,006,250 TPCO PSUs, 35,837,500 TPCO Warrants, nil deferred share units and nil stock appreciation rights issued and outstanding.

Stately Capital Corporation (Stately)

10.

Stately is a corporation existing under the laws of the Province of British Columbia. Its registered and records office is located at 300-1665 Ellis Street, Kelowna, BC, V1Y 2B3. Stately is a holder of Gold Flora Membership Units and a party to the Business Combination Agreement.

11.

Stately is not a reporting issuer in any province of Canada. As of the Stately Record Date (as defined herein), there were 82,612,928 Stately Shares and 25,000,000 Stately Warrants issued and outstanding.

12.

Stately does not have any material assets or material liabilities, other than the Gold Flora Membership Units it holds. Stately is a party to the Business Combination Agreement so that the Transaction can be effected in a tax efficient manner for the Stately Shareholders.

Gold Flora LLC (Gold Flora)

13.

Gold Flora is a limited liability company existing under the laws of the State of California. Gold Flora's head office and registered office are located at 3165 Red Hill Avenue, Costa Mesa, California, 92626.

14.

Gold Flora is a single state operator in California. It operates as a vertically integrated, licensed, group of cannabis companies. Its operations include cultivation, manufacturing, distribution, and retail of cannabis products.

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Gold Flora Corporation (Newco)

15.

Newco is a corporation existing under the laws of the Province of British Columbia, incorporated solely to effect the Transaction. Its registered and records office is located at Suite 2500 Park Place, 666 Burrard Street, Vancouver, BC V6C 2X8.

Golden Grizzly Bear, LLC (US Merger Sub)

16.	US Merger Sub is a limited liability company existing under the laws of the State of California, organized solely to effect the Transaction.

OVERVIEW OF THE TRANSACTION

17.

As part of the Business Combination: (i) TPCO, Stately and Newco will amalgamate to form the Resulting Issuer and all shares in the capital of each of TPCO, Newco, and Stately outstanding immediately prior to such amalgamation shall be cancelled in exchange for Resulting Issuer Shares pursuant to the Arrangement on the terms and subject to the conditions set forth in the Business Combination Agreement and the plan of arrangement appended thereto; and (ii) the Resulting Issuer will acquire all of the issued and outstanding Gold Flora Membership Units by way of the Merger involving US Merger Sub and Gold Flora, on the terms and conditions set forth in the Business Combination Agreement and the Agreement and Plan of Merger. As part of the Transaction, the Resulting Issuer will continue from British Columbia into the State of Delaware under the name “Gold Flora Corporation”.

18.

Pursuant to the Transaction, TPCO Shareholders will receive one Resulting Issuer Share for each TPCO Share held (the “TPCO Consideration” or the “TPCO Exchange Ratio”) and Stately Shareholders will receive 0.1913 of a Resulting Issuer Share for each Stately Share held (the “Stately Consideration” or the “Stately Exchange Ratio”). Similarly, holders of Gold Flora Membership Units (the “Gold Flora Securityholders”) will receive 1.5233 Resulting Issuer Shares for each Gold Flora Membership Unit held.

19.

Immediately following completion of the Transaction, former TPCO Shareholders are anticipated to own approximately 49% of the issued and outstanding Resulting Issuer Shares and former Gold Flora Securityholders (including Stately Shareholders who will hold approximately 5% of the issued and outstanding Resulting Issuer Shares) are anticipated to own approximately 51% of the issued and outstanding Resulting Issuer Shares. The Resulting Issuer will own all of the assets and liabilities of TPCO and will be the sole shareholder of Gold Flora.

20.

The Transaction will result in TPCO Shareholders and Stately Shareholders being able to participate in the creation of one of the largest platforms by revenue for a public single-state cannabis operator in California. The combined footprint of TPCO and Gold Flora is expected to result in 20 operating retail stores, the largest indoor cultivation footprint in California, large-scale state-wide distribution, multiple delivery hubs, and is expected to be positioned as a top 10 brand portfolio by revenue in California. The vertical integration and combined cost-efficiencies borne from the Business Combination is expected to garner the scale required to lead the California cannabis market.

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BACKGROUND TO THE ARRANGEMENT

21.

On February 22, 2023, TPCO and Gold Flora announced the execution of the Business Combination Agreement pursuant to which, inter alia, Gold Flora and TPCO agreed to combine their respective operations.

22.

The Business Combination Agreement, including the Arrangement, is the result of extensive arm’s length negotiations among representatives of TPCO (under the guidance and supervision of the TPCO Special Committee), Gold Flora, Stately and their respective legal and financial advisors. The following is a summary of the material meetings, negotiations, discussions and actions among the parties which preceded the execution of the Business Combination Agreement and the public announcement of the Transaction.

23.

The cannabis industry is rapidly evolving, which necessitates the frequent consideration of various strategic opportunities. In this regard, on July 14, 2022, TPCO (under the supervision of the TPCO Board) engaged Hyperion Capital Inc. (“Hyperion”) as its financial advisor in connection with the investigation of, and services rendered in connection with, a strategic review of opportunities in the U.S., including the delivery of a fairness opinion, if required.

24.

Between mid-July and mid-August 2022, TPCO, with assistance from Hyperion, commenced an informal reach-out to a targeted group of third parties (which did not include Gold Flora) to assess initial interest in advancing strategic discussions. As part of this process, TPCO met with various third parties (the “Initial Third Parties”)to discuss potential business combinations and/or commercial relationships. Following these meetings with Initial Third Parties, TPCO directed Hyperion to identify other parties for a potential strategic transaction with TPCO and compare such proposals with those already presented by the Initial Third Parties.

25.

In August 2022, Hyperion worked with management to develop a list of: (i) 24 potential third parties (which included Gold Flora and other potential strategic buyers across the sector) to discuss a variety of strategic alternatives; and (ii) items to be considered with respect to each potential party. After consideration of all potential parties, TPCO directed Hyperion to contact 12 of the identified parties, including Gold Flora. Between early-September and mid-November, 2022, Hyperion contacted each of the 12 selected parties and was met with varying degrees of interest. During this time, discussions with the Initial Third Parties continued, with certain of such parties entering in non-disclosure agreements with TPCO to advance strategic discussions. The non-disclosure agreements entered into by TPCO with various third parties (including those with the Initial Third Parties) either did not contain a standstill provision or contained standstill provisions that have expired.

26.

On September 6, 2022, Hyperion had initial conversations with Gold Flora to gauge interest in a potential business combination with TPCO. Following initial discussions, TPCO and Gold Flora entered into a mutual non-disclosure agreement on September 7, 2022. Shortly thereafter, the parties commenced an extensive reciprocal due diligence process. In connection with such process, members of Gold Flora’s management team met with the TPCO management team in San Jose, California on September 22, 2022 to discuss each party’s respective business and potential opportunities for a business combination. Following such meeting, on September 27, 2022, Troy Datcher, CEO of TPCO, and Rozlyn Lipsey, Executive Vice President of Operations & Wholesale of TPCO, conducted site due diligence of Gold Flora’s cultivation and manufacturing facilities in Desert Hot Springs, California.

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27.

Between late September and December 2022, representatives of both TPCO and Gold Flora exchanged information with respect to, inter alia, financial models, financial statements and select relevant financial metrics, preliminary pro forma metrics (brand revenue, dispensary count and synergy opportunities) while continuing to discuss a potential business combination and a supply/offtake agreement.

28.

On October 31, 2022, Hyperion met with management of TPCO to discuss the status of discussions with various parties, including Gold Flora. During this meeting, Hyperion provided an analysis on the implied public market and tangible book value of TPCO.

29.

On November 3, 2022, Gold Flora delivered to TPCO an initial draft of a letter of intent (the “LOI”) setting out the terms of a proposed business combination between the parties, which contemplated a 70/30 split (in favour of Gold Flora) of the proposed post-closing equity interest in the combined company, subject to certain qualifications contemplated in the LOI.

30.

On November 7, 2022, management of TPCO met with Hyperion to review and consider the LOI. At this meeting, the attendees discussed the terms of the LOI at length. Such discussions also included: (i) capital markets environment considerations; (ii) TPCO and Gold Flora’s financial models; and (iii) capitalization tables and implied valuations. On the same day, management of TPCO and Hyperion met with members of Gold Flora’s management team and Gold Flora’s financial advisors to discuss the LOI. At the meeting, Gold Flora presented the merits of the transactions contemplated by the LOI, including a detailed overview of Gold Flora and the potential pro forma combined company’s profile.

31.

On November 10, 2022, the TPCO Board met with management and Hyperion to discuss the strategic process generally (including, without limitation, the ongoing discussions with Gold Flora). As part of such discussions, Hyperion provided an update on: (i) discussions with potential counterparties; (ii) capital markets environment considerations; (iii) valuation considerations as they relate to TPCO; and (iv) the proposed terms and conditions of the LOI (including related capitalization tables, implied valuations and contribution analysis). The TPCO Board discussed at length and provided direction to TPCO management and Hyperion with respect to the proposed response to the LOI. Shortly after this meeting, Hyperion was notified that no Initial Third Party was interested in proceeding with any strategic transaction involving TPCO at this time.

32.

On November 16, 2022, management of TPCO received an additional expression of interest from a third party (the “Subsequent Third Party”) with respect to a potential acquisition of TPCO by the Subsequent Third Party.

33.

On November 17, 2022, Mr. Datcher, accompanied by various members of the TPCO management team and representatives from Hyperion, met with Laurie Holcomb, CEO of Gold Flora, and certain other representatives of Gold Flora multiple times to discuss the transactions contemplated by the LOI and their respective businesses. The parties also discussed the pro forma ownership entitlements of the parties and potential deal structures.

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34.

On November 18, 2022, Hyperion contacted the Subsequent Third Party to explore the merits of a potential transaction with TPCO. On the same day, another third party (with whom TPCO had prior negotiations on unrelated matters) reached out to Hyperion to express interest in advancing discussions regarding a potential strategic transaction.

35.

On November 20, 2022, TPCO received a revised indicative offer from Gold Flora which contemplated a 60/40 split (in favour of Gold Flora) of the proposed post-closing equity interest in the combined company, subject to the same qualifications reflected in the original LOI.

36.

On November 28, 2022, the TPCO Board established a Special Committee consisting of independent directors Michael Auerbach, Mark Castaneda and Morgan Callagy, (the “TPCO Special Committee”) to: (i) review with management of TPCO and the TPCO Board the various strategic opportunities that were available to TPCO (including the proposed transaction with Gold Flora); (ii) provide advice and counsel to management of TPCO regarding such strategic alternatives, with a primary focus on creating long-term shareholder value and advancing the strategy of TPCO; and (iii) review material mergers, acquisitions, dispositions or other potential transactions.

37.

On November 29, 2022, the TPCO Special Committee held its initial meeting with members of management and Hyperion to discuss the LOI and the proposed transaction with Gold Flora. At this meeting, management of TPCO and representatives from Hyperion provided an overview of: (i) the discussions and negotiations conducted to date with Gold Flora (including a detailed account of the meetings held on November 17, 2022); and (ii) the status of discussions with various third parties with respect to potential strategic transactions. With input from Hyperion, the TPCO Special Committee analyzed the merits of each proposed transaction involving parties other than Gold Flora. The TPCO Special Committee identified certain specific reservations or concerns that made each of those potential alternatives less appealing than the transaction being proposed by Gold Flora. After extensive discussion, the TPCO Special Committee instructed management of TPCO and Hyperion to make a counterproposal to Gold Flora, which contemplated a 55/45 split (in favour of Gold Flora) of the proposed combined company.

38.

On December 1, 2022, TPCO management discussed the revised proposal with members of Gold Flora’s management team. Gold Flora countered with a 57.5/42.5 split (in favour of Gold Flora) of the proposed combined company and certain other terms, including an immediately binding exclusivity provision effective until December 31, 2022 (the “Revised LOI”).

39.

On December 2, 2022, the TPCO Special Committee met with members of the TPCO management team and representatives of Hyperion to, inter alia, discuss the latest counter proposal from Gold Flora. The TPCO Special Committee discussed the strategic process generally, TPCO’s cash forecasts (including the minimum cash balance requirements contemplated in the counter proposal) and various other matters contemplated in the Revised LOI. After discussion, the TPCO Special Committee recommended that the TPCO Board approve the entering into of the Revised LOI, subject to certain changes.

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40.

Immediately after the meeting of the TPCO Special Committee, the TPCO Board held a meeting with members of the TPCO management team and representatives of Hyperion. After extensive discussion and consideration, following the recommendation of the TPCO Special Committee, the TPCO Board approved the entering into of the Revised LOI, subject to certain changes. The TPCO Board also authorized the engagement of Dentons Canada LLP (“Dentons”) as external counsel to TPCO in connection with the Transaction.

41.	On December 2, 2022, after discussion between management of TPCO and Gold Flora, the Parties entered into the Revised LOI on the terms authorized by the TPCO Board.

42.

Shortly after the execution of the Revised LOI, Hyperion communicated to all other third parties participating in the process that TPCO was unable to continue discussions with respect to a potential business combination.

43.	On December 18, 2022, TPCO circulated a draft of the Business Combination Agreement to Gold Flora.

44.

Throughout December 2022 and January 2023, the parties continued to advance the reciprocal due diligence process. This included various in person and virtual meetings between the respective teams as well as on site due diligence. In particular, between December 13 – 20, 2022 representatives of both TPCO and Gold Flora toured each other’s retail locations in various locales throughout California in addition to Gold Flora’s headquarters in Costa Mesa, California.

45.

During this period, TPCO (with oversight and input from the TPCO Special Committee) and Gold Flora also negotiated the Business Combination Agreement and other ancillary agreements, including the various forms of voting and support and lock-up agreements, the working capital facility and the Concurrent Financing documentation.

46.

On December 21, 2022, TPCO received an unsolicited letter from another third party indicating their interest in a potential business combination. The letter did not contain a proposal of pro forma ownership or other relevant quantitative or qualitative metrics. TPCO promptly informed this third party that TPCO was not in a position to engage in discussions relating to a potential business combination.

47.

On December 22, 2022, the TPCO Special Committee met with members of management and Hyperion. At the meeting, management and Hyperion updated the TPCO Special Committee on the status of the transaction, onsite visits, financial considerations and synergies. After discussion, the TPCO Special Committee authorized management to seek an amendment to the Revised LOI to change the expiry date of the exclusivity period to January 10, 2023. An amendment to the Revised LOI was executed on such date giving effect to such extension.

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48.

On January 9, 2023, management of TPCO received an unsolicited letter of intent from a third party with respect to a proposed business combination. This letter of intent was forwarded to the TPCO Board and Hyperion for consideration. In response to the unsolicited letter, the TPCO Special Committee met with TPCO management, Hyperion and Dentons. The TPCO Special Committee discussed at length the unsolicited letter of intent and, after due discussion and careful consideration of various quantitative and qualitative considerations, the TPCO Special Committee: (i) determined that it was not in the best interest of TPCO Shareholders to explore such proposal further at this time; and (ii) authorized management to allow for the exclusivity period under the Revised LOI to extend to January 20, 2023.

49.

On January 9, 2023, Gold Flora notified Stately of the proposed Business Combination and during January 2023, the Stately Board met with management of Stately and Gold Flora to discuss, among other things, the proposed transaction with Gold Flora.

50.

On January 10, 2023, the TPCO Board met with members of management, Hyperion and representatives from Dentons. Laurie Holcomb, Chief Executive Officer of Gold Flora, was also in attendance for a portion of the meeting. At the request of the TPCO Board, Ms. Holcomb provided a detailed overview of Gold Flora and discussed at length the potential pro forma profile of the combined company and the merits of the transaction. At the same meeting, the TPCO Board received an update from the TPCO Special Committee with respect to the new unsolicited offer and the TPCO Special Committee’s determination on this matter. Shortly thereafter, Mr. Datcher informed the interested third party that TPCO was not currently able to engage with them with respect to any potential business combination.

51.

On January 16, 2023, the TPCO Board convened a meeting. Among other matters, the TPCO Board discussed and considered the prior engagements of Hyperion with Gold Flora and determined to engage INFOR Financial Inc. (“INFOR Financial”) to serveas financial advisors to the TPCO Special Committee and the TPCO Board and to provide a second, independent fairness opinion with respect to the Transaction (on a non-contingent, fixed fee basis).

52.

On January 19, 2023, the TPCO Board met with management of TPCO to discuss, among other things, the proposed transaction with Gold Flora. At the meeting, management provided the TPCO Board with an update on open issues and a proposed timeline.

53.

During the period from January 19, 2023 to February 19, 2023, the parties and their respective advisors continued to negotiate the Business Combination Agreement and the various ancillary agreements. This included the negotiation of the Working Capital Facility and the Concurrent Financing documents. The parties also continued to advance their reciprocal due diligence. During this time, the parties met on a regular basis, on at least 12 occasions, to: (i) discuss and negotiate outstanding transaction matters, including transaction structuring and key open due diligence items; and (ii) facilitate completion of the reciprocal due diligence process. The TPCO Special Committee and the TPCO Board also received regular updates on the transaction progress, including at a meeting of the TPCO Special Committee held on January 30, 2023. After extensive discussions and negotiations, the parties tentatively agreed to revise the economic terms of the Transaction to reflect a 51/49 split (in favour of Gold Flora) of the proposed combined company.

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54.

On the morning of February 20, 2023, the TPCO Special Committee attended a meeting with members of management, Dentons, Hyperion, and INFOR Financial. All other TPCO Board members attended a portion of the meeting by invitation. During the course of the meeting, representatives of management and Dentons provided an overview of certain specific terms and conditions of the various definitive agreements and answered questions from the TPCO Special Committee. The TPCO Special Committee received oral versions of the Hyperion Fairness Opinion from Hyperion and the INFOR Financial Fairness Opinion from INFOR Financial, each of which confirmed that, as of the date thereof, based upon and subject to the assumptions made, matters considered and limitations and qualifications to be set forth in such opinions, and such other factors as each such advisor considered relevant, the TPCO Consideration to be paid to TPCO Shareholders pursuant to the Transaction was fair, from a financial point of view, to TPCO Shareholders.

55.

In particular, the TPCO Special Committee considered the alternative of maintaining the status quo and not undertaking a transaction with Gold Flora, taking into account TPCO’s current financial position, prospects and valuation, the potential benefits that the Transaction would provide to TPCO and the TPCO Shareholders over the long-term, including the synergies that will result from the combination of the two companies and their expanded combined footprint in California. The TPCO Special Committee also considered various other aspects of the Transaction, including an analysis of potential collateral benefits in connection with the Transaction.

56.

During an in camera session of the TPCO Special Committee (with only the committee members present), after duly considering the financial aspects and other considerations relating to the Transaction (including those discussed immediately above), the potential impact on the TPCO Shareholders and other TPCO stakeholders, legal and financial advice (including the INFOR Financial Fairness Opinion and the Hyperion Fairness Opinion), and other matters considered relevant, the TPCO Special Committee unanimously determined: (i) that the Transaction is in the best interests of TPCO and that the Transaction is fair, from a financial point of view, to TPCO Shareholders; and (ii) to recommend to the TPCO Board that TPCO approve the Transaction and enter into the Business Combination Agreement.

57.

Following the meeting of the TPCO Special Committee, a meeting of the TPCO Board was convened. Mr. Datcher declared his conflict of interest with respect to the acceleration of certain employment benefits in connection with the completion of the Transaction. The TPCO Board received the recommendation of the TPCO Special Committee. INFOR Financial then reconfirmed the verbal INFOR Financial Fairness Opinion to the TPCO Board which stated that, as of the date thereof, based upon and subject to the assumptions made, matters considered and limitations and qualifications to be set forth in the INFOR Financial Fairness Opinion, and such other factors as INFOR Financial considered relevant, the TPCO Consideration to be received by the TPCO Shareholders pursuant to the Transaction is fair, from a financial point of view, to the TPCO Shareholders. As all of the members of the TPCO Board had also attended the relevant portion of the TPCO Special Committee meeting, the TPCO Board also took under advisement the Hyperion Fairness Opinion. During an in camera session, the TPCO Board considered the Transaction at length. After careful deliberations, the TPCO Board meeting was adjourned to a later date in order to enable resolution of a key transaction point.

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58.

Shortly after market close on February 21, 2023, the meeting of the TPCO Board was reconvened to finalize consideration of the merits of the Transaction. TPCO’s internal legal counsel and representatives from Dentons participated by invitation. The TPCO Board was advised that all material transaction points had been resolved. After careful consideration and having considered, among other things, the recommendation of the TPCO Special Committee (including the Hyperion Fairness Opinion), the INFOR Financial Fairness Opinion, advice from its legal counsel with respect to fiduciary duties, the impact of the Transaction on the TPCO Shareholders and other stakeholders, legal and financial advice and other matters considered relevant, the disinterested members of the TPCO Board (with interested directors abstaining from voting) unanimously: (i) determined that the Transaction is in the best interests of TPCO and that the Transaction is fair, from a financial point of view, to TPCO Shareholders; (ii) authorized the submission of the Transaction to TPCO Shareholders for their approval at the TPCO Meeting; and (iii) determined to recommend to TPCO Shareholders that they vote for the Transaction.

59.

On February 21, 2023, the Stately Board unanimously: (i) determined that the Transaction is in the best interests of Stately and that the Transaction is fair, from a financial point of view, to Stately Shareholders; (ii) authorized the submission of the Transaction to Stately Shareholders for their approval at the Stately Meeting; and (iii) determined to recommend that Stately Shareholders that they vote for the Transaction.

60.	During the evening of February 21, 2023, the parties finalized, executed, and delivered the Business Combination Agreement and all ancillary agreements.

61.	Prior to market open on February 22, 2023, TPCO issued a news release announcing the Transaction.

62.

On April 27, 2023, the TPCO Board met to discuss, among other things, the recently issued audited financial statements of Gold Flora for the year ended December 31, 2022. In light of certain differences in the actual financial results of both Gold Flora and TPCO for Q4 2022 (the “Updated Financial Information”) relative to initial estimates, the TPCO Board requested that INFOR Financial complete a confirmatory analysis to ensure no amendments to the INFOR Financial Fairness Opinion were required. On April 30, 2023, INFOR Financial confirmed that, based upon and subject to the same assumptions, qualifications and limitations contained in the INFOR Financial Fairness Opinion, the differences between the Updated Financial Information and initial estimates had not resulted in the need for a modification to the conclusion set out in the INFOR Financial Fairness Opinion or the withdrawal of such opinion.

Voting and Support Agreements

63.

In connection with the Business Combination Agreement, Gold Flora entered into voting and support agreements with each of the directors and officers and certain TPCO Shareholders holding an aggregate of approximately 11% of the issued and outstanding TPCO Shares, pursuant to which these parties have agreed, subject to certain rights of withdrawal, to vote in favor of the Business Combination and not to dispose of their TPCO Shares (the “TPCO Support Agreements”).

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64.

TPCO has entered into voting and support agreements with certain holders of Gold Flora Membership Units holding an aggregate of 75.9% of the issued and outstanding Gold Flora Membership Units, pursuant to which these parties have agreed, subject to certain rights of withdrawal, to vote in favor of the Business Combination and not to dispose of their Gold Flora Membership Units.

65.

TPCO has also entered into voting and support agreements with certain Stately Shareholders holding an aggregate of approximately 51.2% of the issued and outstanding Stately Shares (as defined herein), pursuant to which these parties have agreed, subject to certain rights of withdrawal, to vote in favor of the Business Combination (the “Stately Support Agreements”).

Working Capital Facility Agreement

66.

In connection with the Business Combination, TPCO US Holding LLC (the “Lender”), a direct and wholly-owned subsidiary of TPCO, and Gold Flora entered into a working capital facility agreement, pursuant to which the Lender has agreed to advance to Gold Flora a principal amount of up to $5,000,000, which shall bear interest at a rate of 10% per annum, and shall be secured by certain assets of Gold Flora. The outstanding balance of the loan will become due and payable if the Business Combination Agreement is terminated, subject to certain conditions.

Concurrent Financing

67.

Concurrent with the execution of the Business Combination Agreement, the Lender and Gold Flora entered into a subscription providing for the purchase and sale of Class C Units of Gold Flora for aggregate gross proceeds to Gold Flora of approximately US$20,000,000 effective on the Effective Date immediately following the Merger (the “Concurrent Financing”).

FAIRNESS OF THE ARRANGEMENT

The Hyperion Fairness Opinion Provided to TPCO

68.

In July of 2022, the TPCO Board retained Hyperion as a financial advisor to review potential strategic transactions in the United States. As part of its engagement, Hyperion agreed to provide TPCO with various advisory services in connection with the Transaction, including the preparation of an opinion as to the fairness, from a financial point of view, to TPCO Shareholders of the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction.

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69.

TPCO selected Hyperion as its financial advisor in connection with the Transaction because Hyperion has substantial M&A experience in the cannabis industry, including transactions similar to the Transaction. Hyperion provides a full range of corporate finance, merger and acquisition, and financial restructuring services. In connection with its engagement, Hyperion disclosed to the TPCO Special Committee and the TPCO Board certain prior engagements with Gold Flora, as further detailed in the Hyperion Fairness Opinion.

70.

Hyperion is entitled to be paid a fixed fee of C$175,000 (C$25,000 of which was due upon execution of, and C$150,000 of which was due upon the delivery of, the Hyperion Fairness Opinion) for rendering the Hyperion Fairness Opinion, a portion of which was payable upon execution of the Hyperion Engagement Letter, and the balance of which was payable upon the delivery of the Hyperion Fairness Opinion. The fixed fee is not contingent upon completion of the Transaction or any other transaction. TPCO also agreed to pay Hyperion an additional fee upon completion of the Transaction or, subject to certain conditions, any other transaction involving a direct or indirect sale or disposition of all or a substantial amount of the shares or assets of TPCO entered into during the term of Hyperion’s engagement or for a period of six months after termination of its engagement. TPCO has also agreed to reimburse Hyperion for its reasonable out-of-pocket expenses incurred in connection with Hyperion’s engagement and to indemnify, among others, Hyperion, in certain circumstances against specified liabilities that may arise directly or indirectly from services performed by Hyperion in connection with its engagement by TPCO.

71.

On February 21, 2023, Hyperion delivered a written fairness opinion to the TPCO Special Committee and the TPCO Board, in which Hyperion stated that, as of the date thereof and based upon and subject to the matters set forth therein, including the assumptions, limitations and qualifications set forth therein and such other matters as Hyperion considered relevant, the TPCO Consideration to be received by the TPCO Shareholders pursuant to the Transaction is fair, from a financial point of view, to the TPCO Shareholders.

72.

The Hyperion Fairness Opinion addresses only the fairness to the TPCO Shareholders, from a financial point of view, of the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction. Hyperion expressed no view or opinion as to any other terms or aspects of the Transaction.

The INFOR Financial Fairness Opinion Provided to TPCO

73.

In January of 2023, the TPCO Board authorized the engagement of INFOR Financial to provide a second, independent fairness opinion to the TPCO Special Committee and the TPCO Board in connection with the Transaction. The terms of such engagement were formalized by a letter agreement dated January 18, 2023 (the “INFOR Financial Engagement Letter”), pursuant to which INFOR Financial agreed to provide TPCO an opinion as to the fairness, from a financial point of view, to TPCO Shareholders of the TPCO Consideration to be received by TPCO pursuant to the Transaction.

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74.	The TPCO Board authorized the engagement of INFOR Financial to provide a second, independent fairness opinion to the TPCO Special Committee and TPCO Board in connection with the Transaction.

75.	The TPCO Board selected INFOR Financial to provide the INFOR Financial Fairness Opinion in connection with the Transaction, in part, because INFOR Financial has substantial M&A experience in the cannabis industry, including transactions similar to the Transaction. INFOR Financial offers advice on mergers and acquisitions, capital raises and corporate restructurings, and provides a full range of corporate finance, merger and acquisition, financial restructuring, sales and trading, and equity research services.

76.	Pursuant to the INFOR Financial Engagement Letter, INFOR Financial is entitled to receive a fixed fee of C$175,000 (C$25,000 of which was due upon execution of, and C$150,000 of which was due upon the delivery of, the INFOR Financial Fairness Opinion) for rendering the INFOR Financial Fairness Opinion, which is not contingent upon completion of the Transaction or any other transaction. TPCO also agreed to pay INFOR Financial C$50,000 to conduct certain confirmatory analyses, which analyses were completed on April 30, 2023. In addition, TPCO has agreed to reimburse INFOR Financial for its reasonable out-of-pocket expenses incurred in connection with INFOR Financial’s engagement and to indemnify, among others, INFOR Financial, in certain circumstances against specified liabilities that may arise directly or indirectly from services performed by INFOR Financial in connection with its engagement by TPCO.

77.	On February 20, 2023, INFOR Financial delivered an oral fairness opinion to the TPCO Special Committee and TPCO Board (followed by the written INFOR Financial Fairness Opinion), in which INFOR Financial stated that, as of the date thereof and based upon and subject to the matters set forth therein, including the assumptions, limitations and qualifications set forth therein and such other matters as INFOR Financial considered relevant, the TPCO Consideration to be received by the TPCO Shareholders pursuant to the Transaction is fair, from a financial point of view, to the TPCO Shareholders.

Stately

78.

The Stately Board considered the alternative of not participating in the Transaction, in which case, if Gold Flora and TPCO proceed with the Transaction, Stately US, a wholly owned subsidiary of Stately, would receive 1.5233 Resulting Issuer Shares for each Gold Flora Membership Unit held pursuant to the Agreement and Plan of Merger, with no certainty or assurances that the Resulting Issuer Shares issued to Stately US pursuant to the Arrangement and Plan of Merger would be distributed to Stately Shareholders in a tax efficient manner or at all. For this reason, and additional reasons described below and in more detail in the Stately Circular, the Stately Board determined that participating in the Transaction would be in the best interests of Stately and the Stately Shareholders.

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RECOMMENDATION OF THE TPCO SPECIAL COMMITTEE

79.

After consultation with management of TPCO and after careful consideration and having considered, among other things, the Hyperion Fairness Opinion and the INFOR Financial Fairness Opinion, the TPCO Special Committee unanimously determined that the Transaction is, and continues to be, in the best interests of TPCO and that the Transaction is fair, from a financial point of view, to TPCO Shareholders. Accordingly, the TPCO Special Committee unanimously recommended that the TPCO Board approve the Transaction and the Business Combination Agreement (including the Arrangement), authorize the submission of the Transaction to TPCO Shareholders for their approval at the TPCO Meeting, and recommend to TPCO Shareholders that they vote for the TPCO Business Combination Resolution and TPCO Domestication Resolution.

RECOMMENDATION OF THE TPCO BOARD

80.

After careful consideration and having considered, among other things, the Hyperion Fairness Opinion, the INFOR Financial Fairness Opinion and the recommendation of the TPCO Special Committee, the TPCO Board (with interested directors abstaining from voting) unanimously determined that the Transaction is, and continues to be, in the best interests of TPCO and that the Transaction is fair, from a financial point of view, to TPCO Shareholders, and authorized the submission of the Transaction to TPCO Shareholders for their approval at the TPCO Meeting. Accordingly, the TPCO Board unanimously determined to recommend to TPCO Shareholders that they vote for the TPCO Business Combination Resolution and TPCO Domestication Resolution.

81.

In evaluating and reaching its unanimous recommendation, the TPCO Special Committee and the TPCO Board consulted with TPCO’s senior management and with legal, financial, tax and other advisors, reviewed a significant amount of information and considered a number of factors (including the interests of affected stakeholders). Due to the wide variety of factors and information considered in connection with the evaluation of the Transaction and the complexity of these matters, the TPCO Special Committee and the TPCO Board did not find it useful to, and therefore did not, assign relative weights to the factors considered. In addition, individual members of the TPCO Special Committee and the TPCO Board may have given different weight to different factors.

82.	In evaluating and approving the Arrangement and in making their recommendations, the TPCO Special Committee and the TPCO Board considered several factors, including:

(a)

Increased size and scale to become a leading operator in the world’s largest cannabis market. The Resulting Issuer is expected to operate a footprint of 20 retail stores, 12 house brands, three distribution centers, one manufacturing facility and six cultivation facilities, providing the size and scale to position the Resulting Issuer as a leader in the California cannabis market.

(b)

Establishing a strongly positioned vertically-integrated platform to achieve financial and operational efficiency, as one of the largest indoor cultivators and retail operators in California. The Resulting Issuer will have an indoor cultivation canopy of approximately 72,000 square feet, with the opportunity to expand to a further approximately 420,000 square feet, critical to controlling its supply chain and inventory levels while providing consistent high-quality flower, as well as flower-driven products that leverage an exceptional proprietary genetics library to deliver exclusive offerings that align with consumer demands.

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(c)

Significant synergies expected to drive margin improvement and enhance profitability across all verticals. Through the streamlining of retail operations, utilizing scale to access bulk purchasing power, and eliminating third-party contracts, the Resulting Issuer is expected to achieve annualized cost savings of between US$20 million to US$25 million, to further improve gross margin and profitability while delivering value for shareholders.

(d)

Reduction in third-party costs through supply-chain optimization. The Resulting Issuer expects to reduce third-party contracts when strategically and cost effectively appropriate by utilizing the capabilities of Gold Flora and controlling its value chain.

(e)

Expected to be well-positioned as a top 10 brand portfolio by revenue. As two of the premier operators in the state, the Transaction is expected to result in a diversified and highly complementary customer product offering, with a variety of form factors and brands for differentiated consumer profiles. Additionally, with only 13% overlap in current company retail store footprints, there is a significant opportunity for cross-selling brands into diverse customer bases to drive organic growth.

(f)

Consideration of alternatives. The TPCO Special Committee and the TPCO Board carefully considered current industry, economic and market conditions and outlooks, including their expectations of the future prospects of the businesses in which TPCO operates, as well as the impact of the Transaction on affected stakeholders. In light of the risks and potential upside associated with TPCO continuing to execute its business and strategic plan as a standalone entity, as opposed to the Transaction or other strategic alternatives, the TPCO Special Committee and the TPCO Board have determined that the Resulting Issuer will be better positioned to pursue a growth and value maximizing strategy as a result of the anticipated benefits of the Transaction.

(g)

Hyperion Fairness Opinion. The TPCO Special Committee and the TPCO Board considered the fairness opinion prepared by Hyperion to the effect that as of February 21, 2023, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the TPCO Consideration to be received by TPCO Shareholders pursuant to the Transaction was fair, from a financial point of view, to the TPCO Shareholders.

(h)

INFOR Financial Fairness Opinion. The TPCO Special Committee and the TPCO Board considered the fairness opinion prepared by INFOR Financial to the effect that as of February 21, 2023, and based upon and subject to the assumptions, limitations and qualifications set forth therein, that the TPCO Consideration to be received by TPCO Shareholders was fair, from a financial point of view, to the TPCO Shareholders.

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(i)

Ability to Respond to Superior Proposals. Under the Business Combination Agreement, until the time that the TPCO Business Combination Resolution is approved, the TPCO Board retains the ability to consider and respond to TPCO Acquisition Proposals on the specific terms and conditions set forth in the Business Combination Agreement. In addition, the amount of the non-completion fee of US$4 million was considered reasonable by the TPCO Special Committee and the TPCO Board in the circumstances.

(j)	Voting Support Agreements. The TPCO Support Agreements were entered into pursuant to which the Supporting TPCO Shareholders have agreed, among other things, to vote in favour of the Transaction.

(k)

Procedural Matters. (a) The TPCO Business Combination Resolution and TPCO Domestication Resolution must be approved by at least 66 2/3% of the votes cast by TPCO Shareholders present virtually or represented by proxy at the TPCO Meeting; (b) Registered TPCO Shareholders who do not vote in favour of the TPCO Business Combination Resolution and the TPCO Domestication Resolution have the ability to exercise TPCO Dissent Rights (as defined herein) and, if validly exercised, to receive fair value for their TPCO Shares; and (c) the Transaction requires approval by the Court.

83.	The TPCO Board also considered a number of risks and potential negative factors relating to the Transaction which could adversely affect the TPCO Shares before the Transaction and the Resulting Issuer Shares following the Transaction, and/or the business of TPCO before the Transaction and of the Resulting Issuer following the Transaction, including but not limited to:

(a)	Each of TPCO and Gold Flora have a history of losses, and the Resulting Issuer may never achieve profitability or generate positive cash flow.

(b)	The Transaction is subject to satisfaction or waiver of various conditions, including the approval of the Court and the receipt of all necessary regulatory approvals.

(c)	TPCO Shareholders will receive a fixed number of Resulting Issuer Shares under the Transaction, rather than a variable number of Resulting Issuer Shares with a fixed relative market value.

(d)	The Business Combination Agreement may be terminated in certain circumstances.

(e)

The Business Combination Agreement contains provisions that restrict TPCO’s ability to pursue alternatives to the Transaction and, in specified circumstances, TPCO could be required to pay Gold Flora a non-completion fee of US$4 million.

(f)	TPCO will incur costs even if the Transaction is not completed and TPCO may have to pay various expenses incurred in connection with the Transaction.

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(g)	Uncertainty surrounding the Transaction could adversely affect TPCO’s retention of customers, suppliers and personnel and could negatively impact future business and operations.

(h)	While the Transaction is pending, TPCO is restricted from taking certain actions.

(i)	The pending Transaction may divert the attention of TPCO’s management.

(j)

Tax consequences of the Transaction may differ from anticipated treatment, including that if the Transaction does not qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code, some TPCO Shareholders may be required to pay substantial U.S. federal income taxes.

(k)	Following completion of the Transaction, the Resulting Issuer may issue additional equity securities.

(l)	The Resulting Issuer, following the Transaction, may not realize the anticipated benefits of the Transaction.

(m)	There are risks related to the integration of TPCO’s and Gold Flora’s existing businesses.

(n)	The Resulting Issuer’s business mix following the Transaction will be different than that of TPCO and Gold Flora separately.

(o)	The trading price of the TPCO Shares prior to the Merger Effective Time and the trading price of the Resulting Issuer Shares following the Merger Effective Time may be volatile.

(p)

The unaudited pro forma condensed combined financial information of the Resulting Issuer are presented for illustrative purposes only and may not be an indication of the Resulting Issuer’s financial condition or results of operations following the Transaction.

RECOMMENDATION OF THE STATELY BOARD

84.

After careful consideration, the Stately Board (with interested directors abstaining from voting) unanimously determined that the Transaction is, and continues to be, in the best interests of Stately and that the Transaction is fair, from a financial point of view, to Stately Shareholders, and authorized the submission of the Transaction to Stately Shareholders for their approval at the Stately Meeting. Accordingly, the Stately Board unanimously determined to recommend to Stately Shareholders that they vote for the Stately Business Combination Resolution and Stately Domestication Resolution.

85.

In evaluating and reaching its unanimous recommendation, the Stately Board consulted with Stately’s senior management and with legal, financial, tax and other advisors, reviewed a significant amount of information and considered a number of factors (including the interests of affected stakeholders). Due to the wide variety of factors and information considered in connection with the evaluation of the Transaction and the complexity of these matters, the Stately Board did not find it useful to, and therefore did not, assign relative weights to the factors considered. In addition, individual members of the Stately Board may have given different weight to different factors.

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86.	In evaluating and approving the Arrangement and in making its recommendations, the Stately Board considered several factors, including:

(a)

Increased size and scale to become a leading operator in the world’s largest cannabis market. The Resulting Issuer is expected to operate a footprint of 20 retail stores, 12 house brands, three distribution centers, one manufacturing facility and six cultivation facilities, providing the size and scale to position the Resulting Issuer as a leader in the California cannabis market.

(b)

 Establishing a strongly positioned vertically-integrated platform to achieve financial and operational efficiency, as one of the largest indoor cultivators and retail operators in California. The Resulting Issuer will have an indoor cultivation canopy of approximately 72,000 square feet, with the opportunity to expand to a further approximately 420,000 square feet, critical to controlling its supply chain and inventory levels while providing consistent high-quality flower, as well as flower-driven products that leverage an exceptional proprietary genetics library to deliver exclusive offerings that align with consumer demands.

(c)

Significant synergies expected to drive margin improvement and enhance profitability across all verticals. Through the streamlining of retail operations, utilizing scale to access bulk purchasing power, and eliminating third-party contracts, the Resulting Issuer is expected to achieve annualized cost savings of between US$20 million to US$25 million, to further improve gross margin and profitability while delivering value for shareholders.

(d)

Reduction in third-party costs through supply-chain optimization. The Resulting Issuer expects to reduce third-party contracts when strategically and cost effectively appropriate by utilizing the capabilities of Gold Flora and controlling its value chain.

(e)

Expected to be well-positioned as a top 10 brand portfolio by revenue. As two of the premier operators in the state, the Transaction is expected to result in a diversified and highly complementary customer product offering, with a variety of form factors and brands for differentiated consumer profiles. Additionally, with only 13% overlap in current company retail store footprints, there is a significant opportunity for cross-selling brands into diverse customer bases to drive organic growth.

(f)	Voting Support Agreements. The Stately Support Agreements were entered into pursuant to which the Supporting Stately Shareholders have agreed, among other things, to vote in favour of the Transaction.

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(g)

Procedural Matters. (a) The Stately Business Combination Resolution and Stately Domestication Resolution must be approved by at least 66 2/3% of the votes cast by Stately Shareholders present or represented by proxy at the Stately Meeting; (b) Registered Stately Shareholders who do not vote in favour of the Stately Business Combination Resolution and the Stately Domestication Resolution have the ability to exercise Stately Dissent Rights (as defined herein) and, if validly exercised, to receive fair value for their Stately Shares; and (c) the Transaction requires approval by the Court.

(h)

Alternative Plan of Merger. If the Business Combination Resolution and the Domestication Resolution are not approved at the Stately Meeting, the Transaction may still be completed. Stately is a party to the Business Combination Agreement so that the Transaction can be effected in a tax efficient manner for the Stately Shareholders. If the TPCO Shareholders approve the Business Combination and the Domestication but the Stately Shareholders do not approve the Business Combination Resolution and the Domestication Resolution, the Plan of Arrangement shall be deemed to have been amended to remove all references to Stately and its securities. Instead, Stately US, a wholly owned subsidiary of Stately, will receive 1.5233 Resulting Issuer Shares for each Gold Flora Membership Unit held pursuant to the Agreement and Plan of Merger. Stately does not have any material assets or material liabilities, other than the Gold Flora Membership Units it holds through Stately US. Stately can provide no certainty or assurances that the Resulting Issuer Shares issued to Stately US pursuant to the Arrangement and Plan of Merger would be distributed to Stately Shareholders in a tax efficient manner or at all.

87.

The Stately Board also considered a number of risks and potential negative factors relating to the Transaction which could adversely affect the Stately Shares before the Transaction and the Resulting Issuer Shares following the Transaction, and/or the business of Stately before the Transaction and of the Resulting Issuer following the Transaction, including but not limited to:

(a)	Each of TPCO and Gold Flora have a history of losses, and the Resulting Issuer may never achieve profitability or generate positive cash flow.

(b)	The Transaction is subject to satisfaction or waiver of various conditions, including the approval of the Court and the receipt of all necessary regulatory approvals.

(c)	Stately Shareholders will receive a fixed number of Resulting Issuer Shares under the Transaction, rather than a variable number of Resulting Issuer Shares with a fixed relative market value.

(d)	The Business Combination Agreement may be terminated in certain circumstances.

(e)	The Business Combination Agreement contains provisions that restrict Stately’s ability to pursue alternatives to the Transaction.

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(f)	Stately will incur costs even if the Transaction is not completed and Stately may have to pay various expenses incurred in connection with the Transaction.

(g)	Uncertainty surrounding the Transaction could adversely affect Gold Flora’s retention of customers, suppliers and personnel and could negatively impact future business and operations.

(h)	While the Transaction is pending, Stately is restricted from taking certain actions.

(i)	The pending Transaction may divert the attention of Gold Flora’s management.

(j)

Tax consequences of the Transaction may differ from anticipated treatment, including that if the Transaction does not qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code, some Stately Shareholders may be required to pay substantial U.S. federal income taxes.

(k)	Following completion of the Transaction, the Resulting Issuer may issue additional equity securities.

(l)	The Resulting Issuer, following the Transaction, may not realize the anticipated benefits of the Transaction.

(m)	There are risks related to the integration of TPCO’s and Gold Flora’s existing businesses.

(n)	The Resulting Issuer’s business mix following the Transaction will be different than that of TPCO and Gold Flora separately.

(o)	The trading price of the Resulting Issuer Shares following the Merger Effective Time may be volatile.

(p)

The unaudited pro forma condensed combined financial information of the Resulting Issuer are presented for illustrative purposes only and may not be an indication of the Resulting Issuer’s financial condition or results of operations following the Transaction.

THE TRANSACTION

Description of the Arrangement

88.

The Transaction contemplates a number of Pre-Arrangement Transactions to occur prior to the implementation of the Arrangement. The completion of the Pre-Arrangement Transactions are conditions precedent to such implementation.

89.	The Arrangement will be effected through the Plan of Arrangement.

90.	Under the Plan of Arrangement, among other things:

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(a)

each TPCO Shareholder (other than a registered TPCO Shareholder who has duly exercised its TPCO Dissent Rights pursuant to the Plan of Arrangement and the TPCO Interim Order and has not withdrawn or been deemed to have withdrawn such exercise of TPCO Dissent Rights (each, a “TPCO Dissenting Shareholder”)) will receive the TPCO Consideration; and

(b)

each Stately Shareholder (other than a registered Stately Shareholder who has duly exercised its Stately Dissent Rights pursuant to the Plan of Arrangement and the Stately Interim Order and has not withdrawn or been deemed to have withdrawn such exercise of Stately Dissent Rights (each, a “Stately Dissenting Shareholder”)) will receive the Stately Consideration.

91.

Under the Plan of Arrangement, commencing at the Effective Time, unless otherwise specifically provided in Section 3.1.2 of the Plan of Arrangement, the following principal steps shall occur and shall be deemed to occur sequentially, each in one-minute intervals, without any further authorization, act or formality:

(a)

each TPCO Share outstanding immediately prior to the Arrangement Effective Time (as defined in the Plan of Arrangement) held by a TPCO Shareholder in respect of which TPCO Dissent Rights have been validly exercised shall be, and shall be deemed to be, transferred without any further act or formality to TPCO by the holder thereof for cancellation, free and clear of all Liens, and:

(i)

such TPCO Shareholder will cease to be the holder of such TPCO Dissenting Shares and will cease to have any rights as a holder of such TPCO Dissenting Shares other than the right to be paid fair value for such TPCO Dissenting Shares as set out in Section 4.1.2 of the Plan of Arrangement, and

(ii)

such TPCO Shareholder’s name will be removed as the registered holder of such TPCO Dissenting Shares from the central securities register of TPCO Shares maintained by or on behalf of TPCO, and the TPCO Dissenting Shares shall be cancelled;

(b)

each Stately Share outstanding immediately prior to the Arrangement Effective Time held by a Stately Shareholder in respect of which Stately Dissent Rights have been validly exercised shall be, and shall be deemed to be, transferred without any further act or formality to Stately by the holder thereof for cancellation, free and clear of all Liens, and:

(i)

such Stately Shareholder will cease to be the holder of such Stately Shares with respect to which a Stately Shareholder has duly and validly exercised dissent rights (“Stately Dissenting Shares”) and will cease to have any rights as a holder of such Stately Dissenting Shares other than the right to be paid fair value for such Stately Dissenting Shares as set out in Section 4.2.2 of the Plan of Arrangement, and

(ii)

such Stately Shareholder’s name will be removed as the registered holder of such Stately Dissenting Shares from the central securities register of Stately Shares maintained by or on behalf of Stately, and the Stately Dissenting Shares shall be cancelled;

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(c)

TPCO, Stately and Newco shall amalgamate (the “Amalgamation”) to form Amalco with the same effect as if they had amalgamated under Section 269 of the BCBCA and with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the Amalgamation is intended to qualify as an amalgamation as defined in subsection 87(1) of the Tax Act), including:

(i)	all property, rights and interests of TPCO, Stately and Newco shall become the property, rights and interests of Amalco;

(ii)	the articles and notice of articles of Amalco shall be in the form of the articles and notice of articles of Newco;

(iii)	the Amalgamation shall not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of any of Newco, Stately or TPCO to Amalco;

(iv)

all rights of creditors of Newco, Stately and TPCO will be unimpaired by the Amalgamation, and all liabilities and obligations of Newco, Stately and TPCO, whether arising by contract or otherwise, may be enforced against Amalco to the same extent as if such obligations had been incurred or contracted by Amalco;

(v)	Amalco will be liable for all of the liabilities and obligations of Newco, Stately and TPCO;

(vi)

all rights, contracts, permits and interests of Newco, Stately and TPCO will continue as rights, contracts, permits and interests of Amalco and, for greater certainty, the Amalgamation will not constitute a transfer or assignment of the rights or obligations of any of Newco, Stately or TPCO under any such rights, contracts, permits and interests;

(vii)	any existing cause of action, claim or liability to prosecution will be unaffected;

(viii)	a legal proceeding being prosecuted or pending by or against any of Newco, Stately or TPCO may be prosecuted or its prosecution may be continued, as the case may be, by or against Amalco;

(ix)	a conviction against, or ruling, order or judgment in favour of or against any of Newco, Stately or TPCO may be enforced by or against Amalco;

(x)	the name of Amalco shall be “Gold Flora Corporation”;

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(xi)	Amalco shall be authorized to issue an unlimited number of common shares without par value;

(xii)	the first annual general meeting of Amalco or resolutions in lieu thereof shall be held within 18 months from the Arrangement Effective Date;

(xiii)	the first directors of Amalco following the Amalgamation shall be the then current Newco directors;

(xiv)

each Newco Share outstanding immediately prior to the Amalgamation shall be, and shall be deemed to be, cancelled and the name of the holder of such Newco Share shall be removed from Newco's central securities register in respect of such Newco Share, and in consideration therefor such holder will receive one fully paid and non-assessable Amalco Share, and upon such exchange each such former holder of such exchanged Newco Share shall be entered in Amalco’s central securities register for the Amalco Shares as the owner of such Amalco Share;

(xv)

each TPCO Share outstanding immediately prior to the Amalgamation (excluding, for the avoidance of doubt, any TPCO Dissenting Share which was previously transferred to TPCO and cancelled under Section 3.1.2(a) of the Plan of Arrangement) shall, without any further action by or on behalf of any TPCO Shareholder, be, and shall be deemed to be, cancelled in exchange for the TPCO Consideration, and:

(A)	the name of the holder of such TPCO Share shall be removed from TPCO's central securities register in respect of such TPCO Share;

(B)	each holder of such TPCO Share shall cease to be the holder thereof and to have any rights as a TPCO Shareholder other than the right to receive the TPCO Consideration; and

(C)

each such former holder of such exchanged TPCO Share shall be entered in Amalco's central securities register for the Amalco Shares as the owner of the Amalco Shares constituting such TPCO Consideration;

(xvi)

each Stately Share outstanding immediately prior to the Amalgamation (excluding, for the avoidance of doubt, any Stately Dissenting Share which was previously transferred to Stately and cancelled under Section 3.1.2(b) of the Plan of Arrangement) shall, without any further action by or on behalf of any Stately Shareholder, be, and shall be deemed to be, cancelled in exchange for the Stately Consideration, and:

(A)	the name of the holder of such Stately Share shall be removed from Stately’s central securities register in respect of such Stately Share;

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(B)	each holder of such Stately Share shall cease to be the holder thereof and to have any rights as a Stately Shareholder other than the right to receive the Stately Consideration; and

(C)

each such former holder of such exchanged Stately Share shall be entered in Amalco’s central securities register for the Amalco Shares as the owner of the Amalco Shares constituting such Stately Consideration;

(xvii)

concurrently with the exchange of the Newco Shares, the TPCO Shares and the Stately Shares under Section 3.1.2(c)(xiv), Section 3.1.2(c)(xv) and Section 3.1.2(c)(xvi) of the Plan of Arrangement, respectively:

(A)	for greater certainty, the capital of the Newco Shares shall be reduced by an amount equal to the capital of such shares immediately prior to the Amalgamation;

(B)	for greater certainty, the capital of the TPCO Shares shall be reduced by an amount equal to the capital of such shares immediately prior to the Amalgamation;

(C)	for greater certainty, the capital of the Stately Shares shall be reduced by an amount equal to the capital of such shares immediately prior to the Amalgamation; and

(D)

there shall be added to the capital of the Amalco Shares, in respect of the Amalco Shares issued by Amalco to the former holders of such Newco Shares, TPCO Shares and Stately Shares, an amount equal to the aggregate paid-up capital of the Newco Shares, the TPCO Shares and the Stately Shares immediately prior to the Amalgamation;

(xviii)

each TPCO Stock Option that is outstanding immediately prior to the Amalgamation, whether vested or unvested (each such TPCO Stock Option, a “TPCO Replaced Option”), shall be, and shall be deemed to be, exchanged for an option (each, a “TPCO Replacement Option”) entitling the holder to purchase that number of Amalco Shares equal to the product obtained when the number of TPCO Shares subject to such TPCO Replaced Option immediately prior to the Amalgamation is multiplied by the TPCO Exchange Ratio, which TPCO Replacement Option shall (A) continue to be governed by the TPCO Equity Incentive Plan or the Legacy Plans, as applicable, (B) have an exercise price for each Amalco Share that may be purchased under such TPCO Replacement Option (the “TPCO Replacement Option Exercise Price”) equal to the quotient obtained when the exercise price per TPCO Share under the TPCO Replaced Option is divided by the TPCO Exchange Ratio (provided that no fractional Amalco Shares will be issued upon any particular exercise or settlement of TPCO Replacement Options, and the aggregate number of Amalco Shares to be issued upon exercise by a holder of one or more TPCO Replacement Options shall be rounded down to the nearest whole number (with all exercises that are effectuated concurrently by a holder of TPCO Replacement Options being aggregated before any such reduction is effectuated), and the aggregate exercise price payable on any particular exercise of TPCO Replacement Options shall be rounded up to the nearest whole cent (with all exercises that are effectuated concurrently by a holder of TPCO Replacement Options being aggregated before any such increase is effectuated)), and (C) otherwise have the same terms and conditions (including vesting, exercisability terms and expiry date) as were applicable to such TPCO Replaced Option immediately prior to the Amalgamation. Notwithstanding the foregoing:

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(A)

if necessary to satisfy the requirements of subsection 7(1.4) of the Tax Act in respect of the exchange of a TPCO Replaced Option for a TPCO Replacement Option pursuant to Section 3.1.2(c)(xviii) of the Plan of Arrangement, the TPCO Replacement Option Exercise Price shall automatically be adjusted, effective as of and from the effective time of such exchange, so that the In-The-Money Amount of the TPCO Replacement Option (as adjusted) immediately after such exchange does not exceed the In-The-Money Amount of the TPCO Replaced Option immediately before such exchange;

(B)

for any TPCO Replaced Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the U.S. Tax Code, it is intended that such adjustment described in Section 3.1.2(c)(xviii)(1) of the Plan of Arrangement will comply with Treasury Regulation Section 1.424(1)(a);

(C)

for any TPCO Replaced Option that is a nonqualified option held by a U.S. taxpayer, it is intended that such adjustment described in Section 3.1.2(c)(xviii)(1) of the Plan of Arrangement will be implemented in a manner intended to comply with Section 409A of the Code;

(xix)

each TPCO Warrant (each such TPCO Warrant, a “TPCO Replaced Warrant”) shall be, and shall be deemed to be, exchanged for a warrant (each, a “TPCO Replacement Warrant”) entitling the holder to purchase that number of Amalco Shares equal to the product obtained when the number of TPCO Shares subject to such TPCO Replaced Warrant immediately prior to the Arrangement is multiplied by the TPCO Exchange Ratio, which TPCO Replacement Warrant shall (i) have an exercise price for each Amalco Share that may be purchased under such TPCO Replacement Warrant equal to the quotient obtained when the exercise price per TPCO Share under the TPCO Replaced Warrant is divided by the TPCO Exchange Ratio (provided that no fractional Amalco Shares will be issued upon any particular exercise or settlement of TPCO Replacement Warrants, and the aggregate number of Amalco Shares to be issued upon exercise by a holder of one or more TPCO Replacement Warrants shall be rounded down to the nearest whole number, and the aggregate exercise price payable on any particular exercise of TPCO Replacement Warrants shall be rounded up to the nearest whole cent), (ii) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such TPCO Replaced Warrant immediately prior to the Arrangement, and (iii) continue to be evidenced by the certificate or other instrument evidencing such TPCO Replaced Warrant immediately prior to the Arrangement.

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(xx)

each TPCO PSU that is outstanding immediately prior to the Amalgamation shall be, and shall be deemed to be, exchanged for a TPCO Replacement PSU evidencing a right to acquire, for no additional consideration, such number of Amalco Shares as is equal to: (A) that number of TPCO Shares that were issuable upon the vesting of such TPCO PSU immediately prior to the Amalgamation, multiplied by (B) the TPCO Exchange Ratio, rounded down to the nearest whole number of Amalco Shares. All terms and conditions of a TPCO Replacement PSU, including the term to expiry or vesting, conditions to and manner of exercising or settlement, shall be the same as set out in the certificate for which it was exchanged, and the certificate previously evidencing such TPCO PSU shall thereafter evidence and be deemed to evidence such TPCO Replacement PSU;

(xxi)

each TPCO Non-Vesting RSU that is outstanding immediately prior to the Amalgamation shall be, and shall be deemed to be, exchanged for a TPCO Replacement RSU evidencing a right to acquire, for no additional consideration, such number of Amalco Shares as is equal to: (A) that number of TPCO Shares that were issuable upon the vesting of such TPCO Non-Vesting RSU immediately prior to the Amalgamation, multiplied by (B) the TPCO Exchange Ratio, rounded down to the nearest whole number of Amalco Shares. All terms and conditions of a TPCO Replacement RSU, including the term to expiry or vesting, conditions to and manner of exercising or settlement, shall be the same as set out in the certificate for which it was exchanged, and the certificate previously evidencing such TPCO Non-Vesting RSU shall thereafter evidence and be deemed to evidence such TPCO Replacement RSU;

(xxii)

each Stately Warrant (each such Stately Warrant, a “Stately Replaced Warrant”) shall be, and shall be deemed to be, exchanged for a warrant (each, a “Stately Replacement Warrant”) entitling the holder to purchase that number of Amalco Shares equal to the product obtained when the number of Stately Shares subject to such Stately Replaced Warrant immediately prior to the Arrangement is multiplied by the Stately Exchange Ratio, which Stately Replacement Warrant shall (i) have an exercise price for each Amalco Share that may be purchased under such Stately Replacement Warrant equal to the quotient obtained when the exercise price per Stately Share under the Stately Replaced Warrant is divided by the Stately Exchange Ratio (provided that no fractional Amalco Shares will be issued upon any particular exercise or settlement of Stately Replacement Warrants, and the aggregate number of Amalco Shares to be issued upon exercise by a holder of one or more Stately Replacement Warrants shall be rounded down to the nearest whole number, and the aggregate exercise price payable on any particular exercise of Stately Replacement Warrants shall be rounded up to the nearest whole cent), (ii) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such Stately Replaced Warrant immediately prior to the Arrangement, and (iii) continue to be evidenced by the certificate or other instrument evidencing such Stately Replaced Warrant immediately prior to the Arrangement;

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(d)

the number of Amalco Shares held by any Person shall be rounded down to the nearest whole Amalco Share, and any fractional Amalco Share issued under Section 3.1.2(c) of the Plan of Arrangement shall be, and shall be deemed to be, cancelled without any additional compensation;

(e)

the Amalco Share received by the Initial Newco Shareholder upon the Amalgamation under Section 3.1.2(c) of the Plan of Arrangement in exchange for the Initial Newco Share shall be, and shall be deemed to be, redeemed by Amalco and cancelled in exchange for the payment by Amalco of an amount equal to the Initial Newco Share Subscription Price (the “Redemption Amount”), and

(i)	such Amalco Shareholder shall cease to be the holder of such Amalco Share and to have any rights as an Amalco Shareholder in respect thereof other than the right to be paid the Redemption Amount in accordance with this Plan of Arrangement; and

(ii)	the name of such Amalco Shareholder shall be removed from the Amalco central securities register maintained by or on behalf of Amalco with respect to the ownership of such Amalco Share;

(f)

Amalco shall, and shall be deemed to, apply to the Registrar for authorization to continue to the State of Delaware in accordance with section 308 of the BCBCA and file with the Registrar, along with the Final Order and this Plan of Arrangement, an executed Form 45. Amalco shall file with the Secretary of State of Delaware a Certificate of Corporate Domestication in accordance with section 388 of the DGCL; and

(g)

the transfers, assignments, alterations, exchanges, cancellations and other steps provided for in this Section 3.1.2 of the Plan of Arrangement will be deemed to occur on the Arrangement Effective Date at the time specified by this Arrangement, notwithstanding that certain of the procedures related thereto are not completed until after the Arrangement Effective Date. Subject to Section 4.13 of the Business Combination Agreement, if the Post-Arrangement Transactions are not completed on the Arrangement Effective Date, the Arrangement Effective Time will, to the extent permissible under applicable Law, be deemed to not have occurred and the Parties shall use all commercially reasonable efforts to give effect to such intention.

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Post-Arrangement Transactions

92.

Following the completion of the transactions and events set forth in Section 3.1.2 of the Plan of Arrangement, as set out in paragraph 91 above, and in particular, beginning immediately following the completion of the Continuance, the following transactions shall occur (collectively, the “Post-Arrangement Transactions”):

(a)

pursuant to an agreement and plan of merger dated February 21, 2023 by and among Newco, GFI Acquisition Inc. (“MergerSub 1”), a corporation organized under the Laws of the State of Nevada, and GF Investco Inc. (“GF Investco”), a corporation existing under the Laws of the State of Nevada, subject to the satisfaction or waiver of all conditions precedent to such merger, MergerSub 1 will merge with and into GF Investco with GF Investco surviving such merger and the separate legal existence of MergerSub 1 ceasing for all purposes and pursuant to which the shareholders of GF Investco will exchange all of their shares of GF Investco for Continued Corporation Shares;

(b)

pursuant to an agreement and plan of merger dated February 21, 2023 by and among Newco, GFI2 Acquisition Inc. (“MergerSub 2”), a corporation organized under the Laws of the State of Nevada, and GF Investco2 Inc. (“GF Investco2”), a corporation existing under the Laws of the State of Nevada, subject to the satisfaction or waiver of all conditions precedent to such merger, MergerSub 2 will merge with and into GF Investco2 with GF Investco2 surviving such merger and the separate legal existence of MergerSub 2 ceasing for all purposes and pursuant to which the shareholders of GF Investco2 will exchange all of their shares of GF Investco2 for Continued Corporation Shares;

(c)	the issued and outstanding profits interest units of Gold Flora will be converted into membership units of Gold Flora;

(d)	pursuant to the Business Combination Agreement and the Agreement and Plan of Merger, the Continued Corporation, US Merger Sub and Gold Flora will complete the Merger; and

(e)	the Concurrent Financing will be completed.

93.

If the Transaction is completed, it is anticipated that Amalco will remain a reporting issuer in Canada and the United States and, subject to receipt of all requisite stock exchange approvals, it is expected that the Amalco Shares will be listed on the NEO Exchange Inc. and on the OTCQX Best Market tier of the electronic over-the-counter marketplace operated by OTC Markets Group Inc.

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NO CREDITOR IMPACT

94.	The Arrangement does not contemplate a compromise of any debt or any debt instruments of TPCO or Stately and no creditor of TPCO or Stately will be negatively affected by the Arrangement.

THE TPCO MEETING AND APPROVALS

95.

TPCO proposes to call, hold and conduct the TPCO Meeting virtually via live audio webcast online at www.virtualshareholdermeeting.com/GRAMF2023, commencing at 12:00 p.m. (New York City time) on June 15, 2023.

96.

The purpose of the TPCO Meeting is for TPCO Shareholders to, among other things, consider and, if deemed advisable, pass the TPCO Business Combination Resolution and the TPCO Domestication Resolution. To be effective, each such resolution must be approved by a special resolution passed at the TPCO Meeting by at least 66⅔% of the votes cast by TPCO Shareholders, present virtually or represented by proxy at the TPCO Meeting.

97.

The TPCO Board has fixed the close of business (New York City time) on May 8, 2023 as the record date for the TPCO Meeting (the “TPCO Record Date”). Only TPCO Shareholders whose names have been entered in the register of TPCO Shareholders as of the TPCO Record Date will be entitled to receive notice of, and to vote at, the TPCO Meeting, or any adjournment or postponement thereof.

The TPCO Meeting Materials

98.	In connection with the TPCO Meeting, TPCO intends to provide the TPCO Shareholders as of the TPCO Record Date a copy of the following material and documentation substantially in the form attached as Exhibits “A” and “B” to the Prakash Affidavit:

(a)	Notice of 2023 Annual General and Special Meeting of Shareholders and Proxy Statement and Circular, which will include, among other things:

(i)	an explanation of the effect of the Business Combination;

(ii)	the Business Combination Agreement, to which is attached the Plan of Arrangement;

(iii)	the Interim Order;

(iv)	the Petition;

(v)	the Hyperion Fairness Opinion;

(vi)	the INFOR Financial Fairness Opinion; and,

(vii)	a pro forma Notice of Hearing of Petition; and

(b)	The appropriate form of proxy.

 (hereinafter collectively referred to as the “TPCO Meeting Materials”)

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99.	The TPCO Meeting Materials may contain such amendments thereto as TPCO may determine are necessary or desirable, provided such amendments are not inconsistent with the terms of the Interim Order.

100.	It is proposed that the TPCO Meeting Materials will be sent to:

(a)

the TPCO Shareholders as at the TPCO Record Date, the TPCO Meeting Materials to be sent at least twenty-one (21) days prior to the date of the TPCO Meeting, excluding the date of mailing, delivery or transmittal and the date of the TPCO Meeting, by one or more of the following methods:

(i)	by regular mail addressed to the TPCO Shareholders at their address as it appears on the central securities register of TPCO as at the TPCO Record Date;

(ii)	by email to any TPCO Shareholder who has previously identified themself to the satisfaction of TPCO, acting through its representatives, who has requested such email transmission;

(b)

Non-registered, beneficial TPCO Shareholders, by sending copies of the TPCO Meeting Materials to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to TPCO Shareholders whose TPCO Shares are held by or in the custody of those Intermediaries (“Non-Registered TPCO Shareholders”) in accordance with National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), at least three (3) Business Days prior to the twenty-first (21st) day prior to the date of the TPCO Meeting; and

(c)

the directors and auditors of TPCO by mailing the TPCO Meeting Materials by regular mail or by email transmission, to such persons at least twenty-one (21) days prior to the date of the TPCO Meeting, excluding the date of mailing or transmittal and the date of the TPCO Meeting.

101.

It is further proposed that the Circular, including the Petition and the Interim Order (collectively the “TPCO Court Materials”), and any other communications or documents determined by TPCO to be necessary, will be sent to the holders of TPCO Options, TPCO Warrants, TPCO RSUs and TPCO PSUs as at the close of business on the TPCO Record Date by any method permitted for notice to TPCO Shareholders as set forth in paragraphs 100(a) and (b) above, or by email or other electronic transmission or in-person or by inter-office mail, concurrently with the distribution described in paragraph 100 above. Delivery need only be made once notwithstanding that a person may be entitled to the TPCO Court Materials under more than one paragraph hereof. Unless distributed by email or other electronic transmission, in-person or by inter-office mail, distribution to such persons shall be to their addresses as they appear on the books and records of TPCO or its registrar and transfer agent at the close of business on the Record Date.

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TPCO Quorum

102.

The quorum for the transaction of business at the TPCO Meeting is two persons who are, or who represent by proxy, TPCO Shareholders who, in the aggregate, hold at least 33 1/3% of the issued TPCO Shares entitled to be voted at the TPCO Meeting.

THE STATELY MEETING AND APPROVALS

103.

Stately proposes to call, hold and conduct the Stately Meeting to be held in person at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, V7X 1T2, commencing at 10:00 a.m. (Vancouver time) on June 9, 2023.

104.

The purpose of the Stately Meeting is for Stately Shareholders to, among other things, consider and, if deemed advisable, pass the Stately Business Combination Resolution and the Stately Domestication Resolution. To be effective, each such resolution must be approved by a special resolution passed at the Stately Meeting by at least 66⅔% of the votes cast by Stately Shareholders, present or represented by proxy at the Stately Meeting.

105.

The Stately Board has fixed the close of business (Vancouver time) on May 2, 2023 as the record date for the Stately Meeting (the “Stately Record Date”). Only Stately Shareholders whose names have been entered in the register of Stately Shareholders as of the Stately Record Date will be entitled to receive notice of, and to vote at, the Stately Meeting, or any adjournment or postponement thereof.

The Stately Meeting Materials

106.

In connection with the Stately Meeting, Stately intends to provide the Stately Shareholders as of the Stately Record Date a copy of the following material and documentation substantially in the form attached as Exhibits “A” and “B” to the Foreman Affidavit:

(a)	Notice of Annual and Special Meeting of Shareholders and Management Information Circular, which will include, among other things:

(i)	an explanation of the effect of the Business Combination;

(ii)	the Business Combination Agreement, to which is attached the Plan of Arrangement;

(iii)	the Interim Order;

(iv)	the Petition; and

(v)	a pro forma Notice of Hearing of Petition; and

(b)	The appropriate form of proxy.

(hereinafter collectively referred to as the “Stately Meeting Materials”)

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107.

The Stately Meeting Materials may contain such amendments thereto as Stately may determine are necessary or desirable, provided such amendments are not inconsistent with the terms of the Interim Order.

108.	It is proposed that the Stately Meeting Materials will be sent to:

(a)

the Stately Shareholders as at the Stately Record Date, such relevant portions of the Stately Meeting Materials to be sent at least twenty-one (21) days prior to the date of the Stately Meeting, excluding the date of mailing, delivery or transmittal and the date of the Stately Meeting, by one or more of the following methods:

(i)	by regular mail addressed to the Stately Shareholders at their address as it appears on the central securities register of Stately as at the Stately Record Date;

(ii)	by email to any Stately Shareholder who has previously identified themself to the satisfaction of Stately, acting through its representatives, who has requested such email transmission; and

(b)

the directors and auditors of Stately by mailing the Stately Meeting Materials by regular mail or by email transmission, to such persons at least twenty-one (21) days prior to the date of the Stately Meeting, excluding the date of mailing or transmittal and the date of the Stately Meeting.

109.

It is further proposed that the Circular, including the Petition and this Interim Order (collectively, the “Stately Court Materials”), and any other communications or documents determined by Stately to be necessary or desirable, shall be sent to the holders of Stately Warrants as at the close of business on the Stately Record Date by any method permitted for notice to Stately Shareholders as set forth in paragraphs 108(a) and 108(b), above, or by email or other electronic transmission or in-person or by inter-office mail, concurrently with the distribution described in paragraph 108 above (provided that delivery need only be made once notwithstanding that a person may be entitled to the Stately Court Materials under more than one paragraph hereof). Unless distributed by email or other electronic transmission, in-person or by inter-office mail, distribution to such persons shall be to their addresses as they appear on the books and records of Stately or its registrar and transfer agent at the close of business on the Stately Record Date.

Stately Quorum

110.

The quorum for the transaction of business at the Stately Meeting is at least one person who is, or who represents by proxy, one or more Stately Shareholders who, in the aggregate hold at least five percent of the issued Stately Shares entitled to be voted at the Stately Meeting.

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DISSENT RIGHTS

TPCO Dissent Rights

111.

Each of the Registered TPCO Shareholders shall have the right to dissent in respect of the TPCO Business Combination Resolution and the TPCO Domestication Resolution in accordance with the provisions of Sections 237-247 of the BCBCA, as varied by the Plan of Arrangement, the Interim Order and/or the Final Order (the “TPCO Dissent Rights”).

112.

Any Registered TPCO Shareholder who validly dissents from the TPCO Business Combination Resolution or the TPCO Domestication Resolution in accordance with the Dissent Procedures and the BCBCA will be entitled, in the event the Transaction becomes effective, to be paid by TPCO the fair value of all of the TPCO Shares held by such TPCO Dissenting Shareholder, such fair value determined immediately before the passing of the TPCO Business Combination Resolution or the TPCO Domestication Resolution.

113.

Section 238(2)(c) of the BCBCA provides that a TPCO Dissenting Shareholder may only make a claim under that section with respect to all of the shares of a class held by the TPCO Dissenting Shareholder on behalf of any one beneficial owner and registered in the TPCO Dissenting Shareholder’s name. One consequence of this provision is that only a Registered TPCO Shareholder may exercise the TPCO Dissent Rights in respect of TPCO Shares that are registered in that Registered TPCO Shareholder’s name.

114.

Non-Registered TPCO Shareholders who wish to dissent should be aware that only Registered TPCO Shareholders are entitled to dissent. A Non-Registered TPCO Shareholder that wishes to exercise TPCO Dissent Rights should immediately contact the Intermediary with whom the Non-Registered TPCO Shareholder deals in respect of its TPCO Shares and either: (i) instruct the Intermediary to exercise the TPCO Dissent Rights on the Non-Registered TPCO Shareholder’s behalf (which, if the Shares are registered in the name of CDS or other clearing agency, may require that such TPCO Shares first be re-registered in the name of the Intermediary); or (ii) instruct the Intermediary to re-register such TPCO Shares in the name of the Non-Registered TPCO Shareholder, in which case the TPCO Shareholder would then be a Registered TPCO Shareholder and would be able to exercise the TPCO Dissent Rights directly.

115.	In order for a TPCO Shareholder to exercise its TPCO Dissent Rights:

(a)

Such TPCO Shareholder must send a written notice of dissent objecting to the TPCO Business Combination Resolution and/or the TPCO Domestication Resolution to TPCO c/o Dentons Canada LLP, 77 King Street West, Suite 400, Toronto-Dominion Centre, Toronto, Ontario, M5K 0A1, Canada (Attention: Alex Farcas) to be received by no later than 5:00 p.m. (New York City time) on June 13, 2023 or, in the case of any adjournment or postponement of the TPCO Meeting, by no later than 5:00 p.m. (New York City time) on the second Business Day immediately preceding the day of the adjourned or postponed TPCO Meeting, and must otherwise strictly comply with the Dissent Procedures described in Sections 237-247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any further Order of the Court.

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(b)

A Registered TPCO Shareholder must dissent with respect to all TPCO Shares of which they are the registered and beneficial owner. A Registered TPCO Shareholder who wishes to dissent must deliver a written Notice of Dissent to TPCO as set forth above and such Notice of Dissent must strictly comply with the requirements of Section 242 of the BCBCA. Any failure by a TPCO Shareholder to fully comply with the provisions of the BCBCA, as modified by Article 5 of the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of that holder’s TPCO Dissent Rights.

(c)

Non-Registered TPCO Shareholders who wish to exercise TPCO Dissent Rights must cause each TPCO Shareholder holding their TPCO Shares to deliver the Notice of Dissent, or, alternatively, make arrangements to become a Registered TPCO Shareholder. Failure to strictly comply with the Dissent Procedures will result in loss of the TPCO Dissent Right.

(d)

The Notice of Dissent must set out the number and class of TPCO Shares in respect of which the TPCO Dissent Rights are being exercised and: (a) if such TPCO Shares constitute all of the TPCO Shares of which the TPCO Shareholder is the registered and beneficial owner and the TPCO Shareholder owns no other TPCO Shares beneficially, a statement to that effect; (b) if such TPCO Shares constitute all of the TPCO Shares of which the TPCO Shareholder is both the registered and beneficial owner, but the TPCO Shareholder owns additional TPCO Shares beneficially, a statement to that effect and the names of the Registered TPCO Shareholders, the number and class of TPCO Shares held by each such Registered TPCO Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other TPCO Shares; or (c) if the TPCO Dissent Rights are being exercised by a TPCO Shareholder who is not the beneficial owner of such TPCO Shares, a statement to that effect and the name and address of the Non-Registered TPCO Shareholder and a statement that the TPCO Shareholder is dissenting with respect to all TPCO Shares of the Non-Registered TPCO Shareholder registered in such Registered TPCO Shareholder’s name.

(e)	Any such exercise of the TPCO Dissent Rights must otherwise comply with the requirements of section 237-247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order.

116.	Registered TPCO Shareholders who duly and validly exercise TPCO Dissent Rights with respect to their TPCO Shares (“TPCO Dissenting Shares”) and who:

(a)

are ultimately determined to be entitled to be paid fair value for their TPCO Dissenting Shares shall be entitled to be paid the fair value by TPCO for the TPCO Dissenting Shares and will be deemed to have irrevocably transferred such TPCO Dissenting Shares to TPCO (free and clear of all Liens) pursuant to Section 3.1.2(a) of the Plan of Arrangement; or

(b)

for any reason are ultimately not entitled to be paid fair value for their TPCO Dissenting Shares will be deemed to have participated in the Arrangement on the same basis as a non-dissenting TPCO Shareholder and will receive Amalco Shares on the same basis as every other non-dissenting TPCO Shareholder,

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117.

Pursuant to the Plan of Arrangement, in no case shall TPCO, the Resulting Issuer or any other person be required to recognize any TPCO Dissenting Shareholder as a TPCO Shareholder after the Arrangement Effective Time, and the names of such TPCO Shareholders shall be deleted from the list of Registered TPCO Shareholders at the Arrangement Effective Time.

118.

TPCO and the TPCO Dissenting Shareholder may agree on the amount of the Payout Value and in that event, TPCO must either promptly pay that amount to the TPCO Dissenting Shareholder or send a notice to the TPCO Dissenting Shareholder that TPCO is unable lawfully to pay TPCO Dissenting Shareholders for their TPCO Dissenting Shares as TPCO is insolvent or the payment would render TPCO insolvent. If TPCO and the TPCO Dissenting Shareholder do not agree on the amount of the Payout Value, the TPCO Dissenting Shareholder or TPCO may apply to the Court and the Court may: (i) determine the Payout Value or order that the Payout Value be established by arbitration or by reference to the registrar or a referee of the Court; (ii) join in the application each TPCO Dissenting Shareholder who has not agreed with TPCO on the amount of the Payout Value; and (iii) make consequential orders and give directions it considers appropriate. There is no obligation on TPCO to make an application to the Court.

119.

Promptly after a determination of the Payout Value has been made, TPCO must either pay that amount to the TPCO Dissenting Shareholder or send a notice to the TPCO Dissenting Shareholder that TPCO is unable lawfully to pay the TPCO Dissenting Shareholder for his, her or its TPCO Dissenting Shares as TPCO is insolvent or the payment would render TPCO insolvent. If the TPCO Dissenting Shareholder receives a notice that TPCO is unable to lawfully pay the TPCO Dissenting Shareholder for his, her or its TPCO Dissenting Shares the TPCO Dissenting Shareholder may, within 30 days after receipt, withdraw the Dissent Notice.

120.

The Court hearing the application for the Final Order has the discretion to alter the TPCO Dissent Rights described herein, and as described in more detail in the TPCO Circular, based on the evidence presented at such hearing. Pursuant to the Interim Order, registered TPCO Shareholders as of the TPCO Record Date may exercise TPCO Dissent Rights under Division 2 of Part 8 of the BCBCA as modified by the Interim Order, Plan of Arrangement or the Final Order in respect of the Arrangement.

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Stately Dissent Rights

121.

Each of the Registered Stately Shareholders shall have the right to dissent in respect of the Stately Business Combination Resolution and the Stately Domestication Resolution in accordance with the provisions of Sections 237-247 of the BCBCA, as varied by the Plan of Arrangement, the Interim Order and/or the Final Order (the “Stately Dissent Rights”).

122.

Any Registered Stately Shareholder who validly dissents from the Stately Business Combination Resolution or the Stately Domestication Resolution in accordance with the Dissent Procedures and the BCBCA will be entitled, in the event the Transaction becomes effective, to be paid by Stately the fair value of all of the Stately Shares held by such Stately Dissenting Shareholder, such fair value determined immediately before the passing of the Stately Business Combination Resolution or the Stately Domestication Resolution.

123.

Section 238(2)(c) of the BCBCA provides that a Stately Dissenting Shareholder may only make a claim under that section with respect to all of the shares of a class held by the Stately Dissenting Shareholder on behalf of any one beneficial owner and registered in the Stately Dissenting Shareholder’s name. One consequence of this provision is that only a Registered Stately Shareholder may exercise the Stately Dissent Rights in respect of Stately Shares that are registered in that Registered Stately Shareholder’s name.

124.

Non-Registered Stately Shareholders who wish to dissent should be aware that only Registered Stately Shareholders are entitled to dissent. A Non-Registered Stately Shareholder that wishes to exercise Stately Dissent Rights should immediately contact the Intermediary with whom the Non-Registered Stately Shareholder deals in respect of its Stately Shares and either: (i) instruct the Intermediary to exercise the Stately Dissent Rights on the Non-Registered Stately Shareholder’s behalf; or (ii) instruct the Intermediary to re-register such Stately Shares in the name of the Non-Registered Stately Shareholder, in which case the Stately Shareholder would then be a Registered Stately Shareholder and would be able to exercise the Stately Dissent Rights directly.

125.	In order for a Stately Shareholder to exercise its Stately Dissent Rights:

(a)

Such Stately Shareholder must send a written notice of dissent objecting to the Stately Business Combination Resolution and/or the Stately Domestication Resolution to Stately c/o Borden Ladner Gervais LLP, 1900, 520-3rd Avenue S.W., Calgary, Alberta, T2P 0R3, Canada (Attention: Louise Lee) to be received by no later than 5:00 p.m. (Vancouver time) on June 7, 2023 or, in the case of any adjournment or postponement of the Stately Meeting, by no later than 5:00 p.m. (Vancouver time) on the second Business Day immediately preceding the day of the adjourned or postponed Stately Meeting, and must otherwise strictly comply with the Dissent Procedures described in Sections 237-247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any further Order of the Court.

(b)

A Registered Stately Shareholder must dissent with respect to all Stately Shares of which they are the registered and beneficial owner. A Registered Stately Shareholder who wishes to dissent must deliver a written Notice of Dissent to Stately as set forth above and such Notice of Dissent must strictly comply with the requirements of Section 242 of the BCBCA. Any failure by a Stately Shareholder to fully comply with the provisions of the BCBCA, as modified by Article 5 of the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of that holder’s Stately Dissent Rights.

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(c)

Non-Registered Stately Shareholders who wish to exercise Stately Dissent Rights must cause each Stately Shareholder holding their Stately Shares to deliver the Notice of Dissent, or, alternatively, make arrangements to become a Registered Stately Shareholder. Failure to strictly comply with the Dissent Procedures will result in loss of the Stately Dissent Right.

(d)

The Notice of Dissent must set out the number and class of Stately Shares in respect of which the Stately Dissent Rights are being exercised and: (a) if such Stately Shares constitute all of the Stately Shares of which the Stately Shareholder is the registered and beneficial owner and the Stately Shareholder owns no other Stately Shares beneficially, a statement to that effect; (b) if such Stately Shares constitute all of the Stately Shares of which the Stately Shareholder is both the registered and beneficial owner, but the Stately Shareholder owns additional Stately Shares beneficially, a statement to that effect and the names of the Registered Stately Shareholders, the number and class of Stately Shares held by each such Registered Stately Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Stately Shares; or (c) if the Stately Dissent Rights are being exercised by a Stately Shareholder who is not the beneficial owner of such Stately Shares, a statement to that effect and the name and address of the Non-Registered Stately Shareholder and a statement that the Stately Shareholder is dissenting with respect to all Stately Shares of the Non-Registered Stately Shareholder registered in such Registered Stately Shareholder’s name.

(e)	Any such exercise of the Stately Dissent Rights must otherwise comply with the requirements of section 237-247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order.

126.	Registered Stately Shareholders who duly and validly exercise Stately Dissent Rights with respect to their Stately Dissenting Shares and who:

(a)

are ultimately determined to be entitled to be paid fair value for their Stately Dissenting Shares shall be entitled to be paid the fair value by Stately for the Stately Dissenting Shares and will be deemed to have irrevocably transferred such Stately Dissenting Shares to Stately (free and clear of all Liens) pursuant to Section 3.1.2(a) of the Plan of Arrangement; or

(b)

for any reason are ultimately not entitled to be paid fair value for their Stately Dissenting Shares will be deemed to have participated in the Arrangement on the same basis as a non-dissenting Stately Shareholder and will receive Amalco Shares on the same basis as every other non-dissenting Stately Shareholder,

127.

Pursuant to the Plan of Arrangement, in no case shall Stately, the Resulting Issuer or any other person be required to recognize any Stately Dissenting Shareholder as a Stately Shareholder after the Arrangement Effective Time, and the names of such Stately Shareholders shall be deleted from the list of Registered Stately Shareholders at the Arrangement Effective Time.

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128.

Stately and the Stately Dissenting Shareholder may agree on the amount of the Payout Value and in that event, Stately must either promptly pay that amount to the Stately Dissenting Shareholder or send a notice to the Stately Dissenting Shareholder that Stately is unable lawfully to pay Stately Dissenting Shareholders for their Dissenting Shares as Stately is insolvent or the payment would render Stately insolvent. If Stately and the Stately Dissenting Shareholder do not agree on the amount of the Payout Value, the Stately Dissenting Shareholder or Stately may apply to the Court and the Court may: (i) determine the Payout Value or order that the Payout Value be established by arbitration or by reference to the registrar or a referee of the Court; (ii) join in the application each Stately Dissenting Shareholder who has not agreed with Stately on the amount of the Payout Value; and (iii) make consequential orders and give directions it considers appropriate. There is no obligation on Stately to make an application to the Court.

129.

Promptly after a determination of the Payout Value has been made, Stately must either pay that amount to the Stately Dissenting Shareholder or send a notice to the Stately Dissenting Shareholder that Stately is unable lawfully to pay the Stately Dissenting Shareholder for his, her or its Dissenting Shares as Stately is insolvent or the payment would render Stately insolvent. If the Stately Dissenting Shareholder receives a notice that Stately is unable to lawfully pay the Stately Dissenting Shareholder for his, her or its Stately Dissenting Shares the Stately Dissenting Shareholder may, within 30 days after receipt, withdraw the Dissent Notice.

130.

The Court hearing the application for the Final Order has the discretion to alter the Stately Dissent Rights described herein, and in more detail in the Stately Circular, based on the evidence presented at such hearing. Pursuant to the Interim Order, registered Stately Shareholders as of the Stately Record Date may exercise Stately Dissent Rights under Division 2 of Part 8 of the BCBCA as modified by the Interim Order, Plan of Arrangement or the Final Order in respect of the Arrangement.

U.S. SECURITIES EXEMPTION

131.

Section 3(a)(10) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), provides an exemption from the registration requirements of the U.S. Securities Act for the issue of securities in exchange for other outstanding securities where the terms and conditions of the issue and exchange are approved by a court of competent jurisdiction after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue such securities shall have the right to appear and receive timely notice thereof.

132.

In order to ensure that the Resulting Issuer Shares, the TPCO Replacement Options, the TPCO Replacement RSUs, the TPCO Replacement PSUs, the TPCO Replacement Warrants, the Stately Replacement Warrants or any securities of Gold Flora Delaware (including Gold Flora Delaware Shares, warrants, options, restricted share units and performance share units) (collectively, the “Arrangement Issued Securities”) to be distributed in connection with the Transaction pursuant to the Arrangement and the Domestication will be exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10), it is necessary that:

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(a)	the Arrangement is subject to the approval of the Court;

(b)	the Court is advised of the intention of the parties to rely upon Section 3(a)(10) of the U.S. Securities Act prior to the hearing at which the Final Order will be sought;

(c)

all TPCO Shareholders, Stately Shareholders, and holders of TPCO Stock Options, TPCO PSUs, TPCO Non-Vesting RSUs, TPCO Warrants and Stately Warrants, are given adequate notice advising them of their rights to attend the hearing of the Court to approve of the Arrangement and provide them with sufficient information necessary for them to exercise that right;

(d)

the Court is required to satisfy itself as to the procedural and substantive fairness of the Arrangement, in the context of the Transaction, to the TPCO Shareholders, Stately Shareholders, and holders of TPCO Stock Options, TPCO PSUs, TPCO Non-Vesting RSUs, TPCO Warrants and Stately Warrants;

(e)

the securityholders that will be issued Arrangement Issued Securities pursuant to the Arrangement and the Domestication have been advised that such securities have not been registered under the U.S. Securities Act and will be issued in reliance on Section 3(a)(10) of the U.S. Securities Act and exemptions under applicable states securities laws; and

(f)

the Final Order of the Court will expressly state that the Arrangement in the context of the Transaction is approved by the Court as being procedurally and substantively fair to the Persons entitled to receive Arrangement Issued Securities pursuant to the Arrangement and the Domestication.

133.

Since the completion of the Transaction involves issuances of Arrangement Issued Securities pursuant to the Arrangement and the Domestication in the United States of America, the Petitioners hereby gives notice to the Court of its intention to rely on Section 3(a)(10) of the U.S. Securities Act in connection with the issuance of such Arrangement Issued Securities.

134.

The Petitioners will advise the Persons who will receive Arrangement Issued Securities pursuant to the Transaction that such Persons shall receive such securities in reliance on the exemption from the registration requirements of the U.S. Securities Act, based on the Court’s approval of the procedural and substantive fairness of the Arrangement, in the context of the Transaction.

Part 3: LEGAL BASIS

1.	The Petitioners plead and rely on:

(a)	Sections 186 and 288-299 of the BCBCA;

(b)	Rules 1-2(4), 2-1, 16-1, 4-4, 4-5, 16-1 and 22-1 of the Supreme Court Civil Rules; and,

(c)	the inherent jurisdiction of the Court.

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2.	Section 288(1) of the BCBCA permits a company to propose an arrangement with its shareholders, creditors or other persons and may, in that arrangement, make any proposal it considers appropriate.

3.

Section 288(2) of the BCBCA sets out two preconditions for an arrangement to take effect: (a) the adoption of the arrangement in accordance with Section 289 the BCBCA; and (b) court approval under Section 291 of the BCBCA. Accordingly, the Arrangement requires the approval of this Honourable Court to proceed.

4.	Section 291 of the BCBCA contemplates approval of a plan of arrangement under the BCBCA as a three-step process:

(a)

the first step is an application for an interim order for directions for calling a shareholders’ meeting for shareholders to consider and vote on the arrangement. The first application proceeds ex parte because of the administrative burden of serving the shareholders;

(b)	the second step is the meeting of the shareholders, where the proposed arrangement must be approved in accordance with the threshold established by the BCBCA and the interim order; and

(c)	the third step is the application for final Court approval of the arrangement

Pacifica Papers Inc. (Re), 2001 BCSC 701 at para. 36

Interim Order

5.

Interim orders are preliminary in nature. They set in motion the application process relating to the arrangement and establish the parameters for the holding of a shareholders' meeting to consider approving the arrangement in accordance with the statute.

Mason Capital Management, LLC v. Telus Corporation, 2012 BCSC 1582 at paras. 31 – 32

6.

Section 291(2) of the BCBCA provides this Court with wide discretion to make orders in relation to how a shareholders' meeting to consider the arrangement will be called, held and conducted as well as the notice to be given to interested persons in relation to court applications (including the power to dispense with notice).

7.	The Interim Orders attached as Appendices "A"and "B" to this Petition are in the standard form.

Final Order

8.	Section 291(4)(a) of the BCBCA grants this Court the authority to make an order approving an arrangement.

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9.	The test to be applied by the Court in assessing whether to grant Court approval of the arrangement is:

(a)	Whether statutory procedures for court approval of a plan of arrangement have been met;

(b)	Whether the application has been put forward in good faith; and

(c)	Whether the arrangement is fair and reasonable in that:

(i)	The arrangement has a valid business purpose; and

(ii)	It resolves the objections of those whose rights are being arranged in a fair and balanced way.

BCE Inc. v. 1976 Debentureholders, 2008 SCC 69 at paras. 137-138.

10.	In this instance, the Final Order should be granted because:

(a)	the statutory provisions have been and/or will have been complied with;

(b)	the application has been put forward in good faith by each of TPCO and Stately; and

(c)	the Arrangement is procedurally and substantively fair and reasonable to TPCO, Stately and their respective stakeholders.

Part 4: MATERIAL TO BE RELIED ON

1.	Affidavit #1 of Kaajal Prakash, made May 10, 2023;

2.	Affidavit #1 of Mark Castaneda, made May 10, 2023;

3.	Affidavit #1 of Ryan Foreman made May 10, 2023;

4.	Affidavit #2 of Mark Castaneda, to be sworn;

5.	Affidavit #2 of Ryan Foreman, to be sworn;

6.	Such other and further material as counsel may advise and the Court may permit.

The Petitioners estimate that the application will take 30 minutes.

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Dated:	09-May-2023	/s/ Samantha Chang
Signature of SAMANTHA CHANG, counsel for TPCO Holding Corp. ☐ Petitioner ☑ Lawyer for Petitioner

/s/ Stephen T.C. Warnett
Signature of STEPHEN T.C. WARNETT, counsel for Stately Capital Corporation ☐ Petitioner ☑ Lawyer for Petitioner

To be completed by the court only:

Order made
☐ in the terms requested in paragraphs ………… of Part 1 of this Petition

☐ with the following variations and additional terms: ……………………………………………………………………… ………………………………………………………………………. ……………………………………………………………………….

Date:

…....………………………………….. Signature of ☐ Judge ☐Master

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APPENDIX M

RESULTING ISSUER’S PROPOSED CERTIFICATE OF INCORPORATION

CERTIFICATE OF INCORPORATION

OF

GOLD FLORA CORPORATION

I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), do execute this Certificate of Incorporation and do hereby certify as follows:

ARTICLE I

NAME OF THE CORPORATION

The name of the corporation is Gold Flora Corporation (the “Corporation”).

ARTICLE II

REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE III

BUSINESS PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK

Section 4.01 Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is 460,000,000, of which 450,000,000 shares shall be shares of common stock having a par value of $0.01 per share (“Common Stock”) and 10,000,000 shares shall be shares of preferred stock having a par value of $0.01 per share (“Preferred Stock”).

Section 4.02 Common Stock. Except as otherwise required by law or as provided in this Certificate of Incorporation, and as otherwise provided in the resolution or resolutions, if any, adopted by the board of directors of the Corporation (the “Board of Directors”) with respect to any series of Preferred Stock, the holders of Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by him. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary.

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Section 4.03 Preferred Stock. The Board of Directors is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a) the designation of the series;

(b) the number of shares of the series;

(c) the dividend rate or rates on the shares of that series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(d) whether the series will have voting rights, generally or upon specified events, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(e) whether the series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(f) whether or not the shares of that series shall be redeemable, in whole or in part, at the option of the Corporation or the holder thereof, and if made subject to such redemption, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemptions, which amount may vary under different conditions and at different redemption rates;

(g) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(h) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(i) the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

(j) any other relative rights, preferences, and limitations of that series.

ARTICLE V

BOARD OF DIRECTORS

Section 5.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.02 Number. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board of Directors shall be fixed from time to time solely by resolution of a majority of the total number of directors that the Corporation would have if there were no vacancies.

Section 5.03 Newly Created Directorships and Vacancies. Except as otherwise required by law and subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director or by election at an annual meeting of the stockholders. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified, or the earlier of such director's death, resignation, or removal.

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Section 5.04 Written Ballot. Unless and except to the extent that the by-laws of the Corporation (the “By-Laws”) shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.01 Limitation of Liability. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director or officer. No amendment to, modification of, or repeal of this Section 6.01 shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment, modification or repeal.

Section 6.02 Indemnification. The Corporation shall indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person, such person’s testator, or intestate is or was a director, officer, employee, or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee, or agent at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this Section 6.02 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VII

STOCKHOLDER ACTION

Section 7.01 Stockholder Consent Prohibition. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent by such stockholders.

Section 7.02 Special Meetings of Stockholders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation shall be called only by: (i) the Board of Directors or the Chair of the Board of Directors; or (ii) the Secretary of the Corporation, following receipt of one or more written demands to call a special meeting of the stockholders from stockholders of record who own, in the aggregate, at least 25% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting that complies with the procedures for calling a special meeting of the stockholders as may be set forth in the By-Laws.

ARTICLE VIII

BY-LAWS

Section 8.01 Board of Directors. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, or repeal the By-Laws without any action on the part of the stockholders.

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ARTICLE IX

FORUM SELECTION; PERSONAL JURISDICTION

Section 9.01 Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (3) any action arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the By-Laws (as either may be amended from time to time), or (4) any action asserting a claim governed by the internal affairs doctrine. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 9.01.

Section 9.02 Personal Jurisdiction. If any action the subject matter of which is within the scope of Section 9.01 is filed in a court other than a court consented to by the Corporation or permitted by Section 9.01 (a“Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 9.01 (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

ARTICLE X

AMENDMENTS

The Corporation reserves the right to amend, alter, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

ARTICLE XI

EFFECTIVE TIME

This Certificate of Incorporation shall be effective as of _________ a.m./p.m. EST on ________, 2023.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the forgoing Certificate of Incorporation has been duly executed in accordance with the DGCL.

Name:

Title: Incorporator:

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APPENDIX N

RESULTING ISSUER’S PROPOSED BY-LAWS

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BY-LAWS

OF

GOLD FLORA CORPORATION

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BY-LAWS OF GOLD FLORA CORPORATION

ARTICLE I

OFFICES

Section 1.01 Registered Office. The registered office of Gold Flora Corporation (the “Corporation”) will be the address originally designated in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or such other address as the Corporation may from time to time determine.

Section 1.02 Other Offices. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF THE STOCKHOLDERS

Section 2.01 Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these by-laws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03 Special Meetings.

(a) Purpose. Except as otherwise required by law and subject to the rights of the holders of any series of outstanding preferred stock, special meetings of stockholders for any purpose or purposes shall be called only:

(i) by the Board of Directors or the Chair of the Board (as defined in Section 3.17); or

(ii) by the Secretary (as defined in Section 4.01), following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.03 from stockholders of record who own in the aggregate, at least 25% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting.

(b) Notice. A request to the Secretary shall be delivered to the Secretary at the Corporation’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth:

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(i) a brief description of each matter of business desired to be brought before the special meeting;

(ii) the reasons for conducting such business at the special meeting;

(iii) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment); and

(iv) the information required in Section 2.12(b) of these by-laws (for stockholder nomination demands) or Section 2.12(c) of these by-laws (for all other stockholder proposal demands), as applicable.

(c) Business. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.

(d) Time and Date. A special meeting requested by stockholders shall be held at such date and time as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than 90 days after the request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if:

(i) the Board of Directors has called or calls for an annual or special meeting of the stockholders to be held within 90 days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request;

(ii) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law;

(iii) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 270 days prior to the receipt by the Secretary of the request for the special meeting (and, for purposes of this Section 2.03(d)(iii), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or

(iv) the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).

(e) Revocation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary at the Corporation’s principal executive offices, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

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Section 2.04 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are provided in accordance with applicable law. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05 Notice of Meetings. Notice of the place (if any), date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the Corporation and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06 List of Stockholders. The Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock of the Corporation registered in the name of each stockholder no later than the tenth day before each meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Corporation. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

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Section 2.07 Quorum. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, at each meeting of the stockholders, 33 1/3% of the voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08 Organization. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chair of the Board, or in their absence or inability to act, the Chief Executive Officer (as defined in Section 4.01), or, in their absence or inability to act, the officer or director whom the Board of Directors shall appoint, shall act as chair of, and preside at, the meeting. The Secretary or, in the Secretary’s absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:

(a) the establishment of an agenda or order of business for the meeting;

(b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting;

(c) rules and procedures for maintaining order at the meeting and the safety of those present;

(d) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine;

(e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(f) limitations on the time allotted to questions or comments by participants.

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Section 2.09 Voting; Proxies.

(a) General. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.

(b) Election of Directors. Unless otherwise required by the Certificate of Incorporation, the election of directors shall be by written ballot. If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, the election of directors shall be decided by a majority of the votes cast at a meeting of the stockholders, at which a quorum is present, by the holders of stock entitled to vote in the election; provided, however, that, if the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders, at which a quorum is present, held to elect directors and entitled to vote on such election of directors. For purposes of this Section 2.09(b), a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected. The Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for reelection does not receive a majority of the votes cast, the Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who fails to receive a majority vote will not participate in the committee’s recommendation or the Board of Directors’ decision.

(c) Other Matters. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders, at which a quorum is present, shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

(d) Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The authorization of a person to act as proxy may be documented, signed, and delivered in accordance with Section 116 of the General Corporation Law of the State of Delaware (the “DGCL”) provided that such authorization shall set forth, or be delivered with, information enabling the Corporation to determine the identity of the stockholder granting such authorization. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Except as otherwise required by law, any stockholder soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

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Section 2.10 Inspectors at Meetings of Stockholders. In advance of any meeting of the stockholders, the Board of Directors shall, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of their ability. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election. When executing the duties of inspector, the inspector or inspectors shall:

(a) ascertain the number of shares outstanding and the voting power of each;

(b) determine the shares represented at the meeting and the validity of proxies and ballots;

(c) count all votes and ballots;

(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

Section 2.11 Fixing the Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to notice of or to vote at the adjourned meeting.

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(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.12 Advance Notice of Stockholder Nominations and Proposals.

(a) Annual Meetings. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. Except for nominations that are included in the Corporation’s annual meeting proxy statement pursuant to Section 2.13, to be properly brought before an annual meeting, nominations or such other business must be:

(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof;

(ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof; or

(iii) otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.12.

In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder pursuant to Section 2.12(a)(iii), the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 2.12(a), in writing to the Secretary even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Stockholder’s notice for an annual meeting must be delivered to the Secretary at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). For the purposes of this Section 2.12 and Section 2.13, “Public Disclosure” shall mean a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed or furnished by the Corporation with the Securities and Exchange Commission (“SEC”) pursuant to Section 13, 14, or 15(d) of the Exchange Act.

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(b) Stockholder Nominations. For the nomination of any person or persons for election to the Board of Directors pursuant to Section 2.12(a)(iii) or Section 2.12(d), a Proposing Stockholder’s timely notice to the Secretary (in accordance with the time periods for delivery of timely notice as set forth in this Section 2.12) shall set forth or include:

(i) the name, age, business address, and residence address of each nominee proposed in such notice;

(ii) the principal occupation or employment of each such nominee;

(iii) the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);

(iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

(v) a written questionnaire with respect to the background and qualification of such proposed nominee, completed and executed by such proposed nominee, in the form to be provided by the Secretary upon written request of any stockholder of record within 10 days of such request, and a written statement and agreement executed by each such nominee acknowledging that such person:

(A) consents to being named in the proxy statement as a nominee and to serving as a director if elected,

(B) intends to serve as a director for the full term for which such person is standing for election, and

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(C) makes the following representations: (1) that the director nominee has read and agrees to adhere to the Corporation’s guidelines or policies applicable to directors, as they may be in effect from time to time and any other of the Corporation’s policies or guidelines applicable to directors, including with regard to securities trading, (2) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any nomination or other business proposal, issue, or question (a “Voting Commitment”) that has not been disclosed to the Corporation or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, and (3) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification (“Compensation Arrangement”) that has not been disclosed to the Corporation in connection with such person’s nomination for director or service as a director; and

(vi) as to the Proposing Stockholder:

(A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made,

(B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made, as of the date of the Proposing Stockholder’s notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting,

(C) a description of any agreement, arrangement, or understanding with respect to such nomination or other business proposal between or among the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

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(D) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or propose such other business proposal,

(F) a representation whether the Proposing Stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to solicit proxies or votes in support of such director nominees or nomination in accordance with Rule 14a-19 promulgated under the Exchange Act, and (2) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee,

(G) the names and addresses of other stockholders (including beneficial and record owners) known by the Proposing Stockholder to support the nomination or other business proposal, and to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholders, and

(H) any other information relating to such Proposing Stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

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(c) Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder’s timely notice to the Secretary (in accordance with the time periods for delivery of timely notice as set forth in this Section 2.12) shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting:

(i) a brief description of the business desired to be brought before the annual meeting;

(ii) the reasons for conducting such business at the annual meeting;

(iii) the text of any proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment);

(iv) any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;

(v) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(vi) a description of all agreements, arrangements, or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such stockholder, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such stockholder, beneficial owner, or their affiliates or associates; and

(vii) all of the other information required by Section 2.12(b)(vi) above.

(d) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders called by the Board of Directors at which directors are to be elected pursuant to the Corporation’s notice of meeting:

(i) by or at the direction of the Board of Directors or any committee thereof; or

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(ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12(d) is delivered to the Secretary, who is entitled to vote at the meeting, and upon such election and who complies with the notice procedures set forth in this Section 2.12.

In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if such stockholder delivers a stockholder’s notice that complies with the requirements of Section 2.12(b) to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the date of the first Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(e) Effect of Noncompliance.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.12 or Section 2.13 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting as shall be brought before the meeting in accordance with the procedures set forth in this Section 2.12 or Section 2.13, as applicable. If any proposed nomination was not made or proposed in compliance with this Section 2.12 or Section 2.13, as applicable, or other business was not made or proposed in compliance with this Section 2.12, then except as otherwise required by law, the chair of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these by-laws to the contrary, unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 2.12 does not comply with or provide the information required under this Section 2.12 to the Corporation, including the updated information required by Section 2.12(b)(vi)(B), Section 2.12(b)(vi)(C), and Section 2.12(b)(vi)(D) within five business days after the record date for such meeting or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation.

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(ii) Without limiting the other provisions and requirements of this Section 2.12, unless otherwise required by law, if any stockholder (A) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (B) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, then the Corporation shall disregard any proxies or votes solicited for such stockholder’s nominees. Upon request by the Corporation, if any stockholder provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(f) Rule 14a-8. This Section 2.12 and Section 2.13 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

Section 2.13 Proxy Access.

(a) Inclusion of Proxy Access Stockholder Nominee in Proxy Statement. Subject to the provisions of this Section 2.13, the Corporation shall include in its proxy statement (including its form of proxy and ballot) for an annual meeting of stockholders the name of any stockholder nominee for election to the Board of Directors submitted pursuant to this Section 2.13 (each a “Proxy Access Stockholder Nominee”) provided:

(i) timely written notice of such Proxy Access Stockholder Nominee satisfying this Section 2.13 (“Proxy Access Notice”) is delivered to the Corporation by or on behalf of a stockholder or stockholders that, at the time the Proxy Access Notice is delivered, satisfy the ownership and other requirements of this Section 2.13 (such stockholder or stockholders, and any person on whose behalf they are acting, the “Eligible Stockholder”);

(ii) the Eligible Stockholder expressly elects in writing at the time of providing the Proxy Access Notice to have its Proxy Access Stockholder Nominee included in the Corporation’s proxy statement pursuant to this Section 2.13; and

(iii) the Eligible Stockholder and the Proxy Access Stockholder Nominee otherwise satisfy the requirements of this Section 2.13.

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(b) Timely Notice. To be timely, the Proxy Access Notice must be delivered to the Secretary at the principal executive offices of the Corporation, not later than 120 days nor more than 150 days prior to the first anniversary of the date (as stated in the Corporation’s proxy materials) that the Corporation’s definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, the Proxy Access Notice must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which Public Disclosure of the date of such annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of the Proxy Access Notice.

(c) Information to be Included in Proxy Statement. In addition to including the name of the Proxy Access Stockholder Nominee in the Corporation’s proxy statement for the annual meeting, the Corporation shall also include (collectively, the “Required Information”):

(i) the information concerning the Proxy Access Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement pursuant to the Exchange Act, and the rules and regulations promulgated thereunder; and

(ii) if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder (or in the case of a group, a written statement of the group), not to exceed 500 words, in support of its Proxy Access Stockholder Nominee, which must be provided at the same time as the Proxy Access Notice for inclusion in the Corporation’s proxy statement for the annual meeting (a “Statement”).

Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is untrue in any material respect (or omits a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading) or would violate any applicable law, rule, regulation, or listing standard. Additionally, nothing in this Section 2.13 shall limit the Corporation’s ability to solicit against and include in its proxy statement its own statements relating to any Proxy Access Stockholder Nominee.

(d) Proxy Access Stockholder Nominee Limits. The number of Proxy Access Stockholder Nominees (including Proxy Access Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the Corporation’s proxy statement pursuant to this Section 2.13 but either are subsequently withdrawn or that the Board of Directors decides to nominate (a “Board Nominee”)) appearing in the Corporation’s proxy statement with respect to a meeting of stockholders shall not exceed the greater of: (x) two; or (y) 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered pursuant to this Section 2.13 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (the “Permitted Number”); provided, however, that:

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(i) in the event that one or more vacancies for any reason occurs on the Board of Directors at any time after the Final Proxy Access Nomination Date and before the date of the applicable annual meeting of stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced; and

(ii) any Proxy Access Stockholder Nominee who is included in the Corporation’s proxy statement for a particular meeting of stockholders but either: (A) withdraws from or becomes ineligible or unavailable for election at the meeting, or (B) does not receive a number of votes cast in favor of their election at least equal to 25% of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the Proxy Access Stockholder Nominee’s election, shall be ineligible to be included in the Corporation’s proxy statement as a Proxy Access Stockholder Nominee pursuant to this Section 2.13 for the next two annual meetings of stockholders following the meeting for which the Proxy Access Stockholder Nominee has been nominated for election; and

(iii) any director in office as of the nomination deadline who was included in the Corporation’s proxy statement as a Proxy Access Stockholder Nominee for any of the three preceding annual meetings and whom the Board of Directors decides to nominate for election to the Board of Directors also will be counted against the Permitted Number.

In the event that the number of Proxy Access Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.13 exceeds the Permitted Number, each Eligible Stockholder shall select one Proxy Access Stockholder Nominee for inclusion in the Corporation’s proxy statement until the Permitted Number is reached, going in order of the amount (from greatest to least) of voting power of the Corporation’s capital stock entitled to vote on the election of directors as disclosed in the Proxy Access Notice. If the Permitted Number is not reached after each Eligible Stockholder has selected one Proxy Access Stockholder Nominee, this selection process shall continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

(e) Eligibility of Nominating Stockholder; Stockholder Groups. An Eligible Stockholder must have owned (as defined below) continuously for at least three years a number of shares that represents 3% or more of the outstanding shares of the Corporation entitled to vote in the election of directors (the “Required Shares”) as of both the date the Proxy Access Notice is delivered to or received by the Corporation in accordance with this Section 2.13 and the record date for determining stockholders entitled to vote at the meeting and must intend to continue to own the Required Shares for at least one year following the date of the annual meeting. For purposes of satisfying the ownership requirement under this Section 2.13, the voting power represented by the shares of the Corporation’s capital stock owned by one or more stockholders, or by the person or persons who own shares of the Corporation’s capital stock and on whose behalf any stockholder is acting, may be aggregated, provided that:

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(i) the number of stockholders and other persons whose ownership of shares is aggregated for such purpose shall not exceed 20; and

(ii) each stockholder or other person whose shares are aggregated shall have held such shares continuously for at least three years.

Whenever an Eligible Stockholder consists of a group of stockholders and/or other persons, any and all requirements and obligations for an Eligible Stockholder set forth in this Section 2.13 must be satisfied by and as to each such stockholder or other person, except that shares may be aggregated to meet the Required Shares as provided in this Section 2.13(e). With respect to any one particular annual meeting, no stockholder or other person may be a member of more than one group of persons constituting an Eligible Stockholder under this Section 2.13.

(f) Funds. A group of two or more funds shall be treated as one stockholder or person for this Section 2.13 provided that the other terms and conditions in this Section 2.13 are met (including Section 2.13(h)(v)(A)) and the funds are:

(i) under common management and investment control;

(ii) under common management and funded primarily by the same employer (or by a group of related employers that are under common control); or

(iii) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended.

(g) Ownership. For purposes of this Section 2.13, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of the Corporation’s capital stock as to which the person possesses both:

(i) the full voting and investment rights pertaining to the shares; and

(ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares:

(A) sold by such person or any of its affiliates in any transaction that has not been settled or closed,

(B) borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell, or

(C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation’s capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (1) reducing in any manner, to any extent or at any time in the future, such person’s or affiliates’ full right to vote or direct the voting of any such shares; and/or (2) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or affiliate.

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An Eligible Stockholder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has loaned such shares, provided that the Eligible Stockholder has the power to recall such loaned shares on five business days’ notice and recalls such loaned shares not more than five business days after being notified that any of its Proxy Access Stockholder Nominees will be included in the Corporation’s proxy statement. The terms “owned,” “owning,” and other variations of the word “own” shall have correlative meanings. For purposes of this Section 2.13, the term “affiliate” shall have the meaning ascribed thereto in the regulations promulgated under the Exchange Act.

(h) Nomination Notice and Other Eligible Stockholder Deliverables. An Eligible Stockholder must provide with its Proxy Access Notice the following information in writing to the Secretary:

(i) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven calendar days prior to the date the Proxy Access Notice is delivered to or received by the Corporation, the Eligible Stockholder owns, and has owned continuously for the preceding three years, the Required Shares, and the Eligible Stockholder’s agreement to provide:

(A) within five business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date, and

(B) immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the applicable annual meeting of stockholders;

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(ii) the Eligible Stockholder’s representation and agreement that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder under this Section 2.13):

(A) intends to continue to satisfy the eligibility requirements described in this Section 2.13 through the date of the annual meeting, including a statement that the Eligible Stockholder intends to continue to own the Required Shares for at least one year following the date of the annual meeting,

(B) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent,

(C) has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Proxy Access Stockholder Nominee(s) being nominated pursuant to this Section 2.13,

(D) has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Stockholder Nominee(s) or a Board Nominee,

(E) will not distribute to any stockholder any form of proxy for the meeting other than the form distributed by the Corporation,

(F) has provided and will provide facts, statements, and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading,

(G) agrees to assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the Corporation’s stockholders or out of the information that the Eligible Stockholder provides to the Corporation,

(H) agrees to indemnify and hold harmless the Corporation and each of its directors, officers, and employees individually against any liability, loss, or damages in connection with any threatened or pending action, suit, or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers, or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 2.13,

(I) will file with the SEC any solicitation or other communication with the Corporation’s stockholders relating to the meeting at which the Proxy Access Stockholder Nominee will be nominated, regardless of whether any such filing is required under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or whether any exemption from filing is available for such solicitation or other communication under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and

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(J) will comply with all other applicable laws, rules, regulations, and listing standards with respect to any solicitation in connection with the meeting;

(iii) the written consent of each Proxy Access Stockholder Nominee to be named in the Corporation’s proxy statement, and form of proxy and ballot and, as a nominee and, if elected, to serve as a director;

(iv) a copy of the Schedule 14N (or any successor form) that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(v) in the case of a nomination by a group of stockholders that together is an Eligible Stockholder:

(A) documentation satisfactory to the Corporation demonstrating that a group of funds qualifies pursuant to the criteria set forth in Section 2.13(f) to be treated as one stockholder or person for purposes of this Section 2.13, and

(B) the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and

(vi) if desired, a Statement.

(i) Stockholder Nominee Agreement. Each Proxy Access Stockholder Nominee must:

(i) provide within five business days of the Corporation’s request an executed agreement, in a form deemed satisfactory to the Corporation, providing the following representations:

(A) the Proxy Access Stockholder Nominee has read and agrees to adhere to the Corporation’s guidelines or policies applicable to directors, as they may be in effect from time to time, and any other of the Corporation’s policies or guidelines applicable to directors, including with regard to securities trading, and

(B) the Proxy Access Stockholder Nominee is not and will not become a party to: (1) any Voting Commitment that has not been disclosed to the Corporation; or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, and

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(C) the Proxy Access Stockholder Nominee is not and will not become a party to any Compensation Arrangement in connection with such person’s nomination for director or service as a director that has not been disclosed to the Corporation;

(ii) complete, sign, and submit all questionnaires required of the Corporation’s Board of Directors within five business days of receipt of each such questionnaire from the Corporation; and

(iii) provide within five business days of the Corporation’s request such additional information as the Corporation determines may be necessary to permit the Board of Directors to determine whether such Proxy Access Stockholder Nominee meets the requirements of this Section 2.13 or the Corporation’s requirements with regard to director qualifications and policies and guidelines applicable to directors, including whether:

(A) such Proxy Access Stockholder Nominee is independent under the independence requirements, including the committee independence requirements, set forth in the listing standards of the stock exchange on which shares of the Corporation’s capital stock are listed, any applicable rules of the SEC, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors (the “Independence Standards”),

(B) such Proxy Access Stockholder Nominee has any direct or indirect relationship with the Corporation that has not been deemed categorically immaterial pursuant to the Corporation’s corporate governance guidelines or policies applicable to directors, as they may be in effect from time to time, and

(C) such Proxy Access Stockholder Nominee is not and has not been subject to: (1) any event specified in Item 401(f) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), or (2) any order of the type specified in Rule 506(d) of Regulation D under the Securities Act.

(j) Eligible Stockholder/Proxy Access Stockholder Nominee Undertaking. In the event that any information or communications provided by the Eligible Stockholder or Proxy Access Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Proxy Access Stockholder Nominee, as the case may be, shall promptly notify the Secretary in writing of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct. Notwithstanding the foregoing, the provision of any such notification pursuant to the preceding sentence shall not be deemed to cure any defect or limit the Corporation’s right to omit a Proxy Access Stockholder Nominee from its proxy materials as provided in this Section 2.13.

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(k) Exceptions Permitting Exclusion of Proxy Access Stockholder Nominee. The Corporation shall not be required to include pursuant to this Section 2.13 a Proxy Access Stockholder Nominee in its proxy statement (or, if the proxy statement has already been filed, to allow the nomination of a Proxy Access Stockholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation):

(i) if the Eligible Stockholder who has nominated such Proxy Access Stockholder Nominee has nominated for election to the Board of Directors at the meeting any person other than pursuant to this Section 2.13, or has or is engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Stockholder Nominee(s) or a Board Nominee;

(ii) if the Corporation has received a notice (whether or not subsequently withdrawn) that a stockholder intends to nominate any candidate for election to the Board of Directors pursuant to the advance notice requirements in Section 2.12 of these by-laws;

(iii) who is not independent under the Independence Standards;

(iv) whose election as a member of the Board of Directors would violate or cause the Corporation to be in violation of these by-laws, the Corporation’s Certificate of Incorporation, code of ethics and corporate governance guidelines or policies applicable to directors, as in effect from time to time, or other document setting forth qualifications for directors, the listing standards of the stock exchange on which shares of the Corporation’s capital stock is listed, or any applicable state or federal law, rule, or regulation;

(v) if the Proxy Access Stockholder Nominee is or becomes a party to any undisclosed Voting Commitment;

(vi) if the Proxy Access Stockholder Nominee is or becomes a party to any undisclosed Compensation Arrangement;

(vii) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

(viii) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years;

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(ix) who is subject to any order of the type specified in Rule 506(d) of Regulation D under the Securities Act; or

(x) if such Proxy Access Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the Corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading or shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 2.13.

(l) Invalidity. Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the meeting shall be entitled to declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation; and the Corporation shall not be required to include in its proxy statement any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder if:

(i) the Proxy Access Stockholder Nominee and/or the applicable Eligible Stockholder shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 2.13, as determined by the Board of Directors or the person presiding at the meeting; or

(ii) the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to this Section 2.13.

(m) Interpretation. The Board of Directors (and any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Section 2.13 and to make any and all determinations necessary or advisable to apply this Section 2.13 to any persons, facts, or circumstances, including the power to determine whether:

(i) a person or group of persons qualifies as an Eligible Stockholder;

(ii) outstanding shares of the Corporation’s capital stock are “owned” for purposes of meeting the ownership requirements of this Section 2.13;

(iii) a notice complies with the requirements of this Section 2.13;

(iv) a person satisfies the qualifications and requirements to be a Proxy Access Stockholder Nominee;

(v) inclusion of the Required Information in the Corporation’s proxy statement is consistent with all applicable laws, rules, regulations, and listing standards; and

(vi) any and all requirements of this Section 2.13 have been satisfied.

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Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be conclusive and binding on all persons, including the Corporation and all record or beneficial owners of stock of the Corporation.

Section 2.14 No Action by Stockholder Consent in Lieu of a Meeting. Subject to the rights of the holders of any series of outstanding Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of Corporation and may not be effected by any consent by such stockholders.

Section 2.15 Notices to the Corporation. Whenever notice is to be given to the Corporation by a stockholder under any provision of law or of the Certificate of Incorporation or these by-laws, such notice shall be delivered to the Secretary at the principal executive offices of the Corporation. If delivered by electronic transmission, the stockholder’s notice shall be directed to the Secretary at the electronic mail address or facsimile number, as the case may be, specified in the Corporation’s most recent proxy statement.

ARTICLE III

BOARD OF DIRECTORS

Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02 Number; Term of Office. Subject to the rights of holders of any series of outstanding preferred stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board of Directors shall be fixed from time to time solely by resolution of a majority of the total number of directors that the Corporation would have if there were no vacancies. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

Section 3.03 Newly Created Directorships and Vacancies. Except as otherwise required by law and subject to any the rights of the holders of any series of outstanding preferred stock to elect directors under specified circumstances, any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director or by election at an annual meeting of the stockholders. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom the director has replaced, a successor is duly elected and qualified, or the earlier of such director’s death, resignation, or removal.

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Section 3.04 Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified. A resignation that is conditioned on a director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. A verbal resignation shall not be deemed effective until confirmed by the director in writing or by electronic transmission to the Corporation.

Section 3.05 Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause.

Section 3.06 Fees and Expenses. Directors shall receive such reasonable fees for their services on the Board of Directors and any committee thereof and such reimbursement of their actual and reasonable expenses as may be fixed or determined by the Board of Directors.

Section 3.07 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors.

Section 3.08 Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the Chair of the Board, the lead independent director of the Board of Directors, or the Chief Executive Officer on at least 24 hours’ notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three days’ notice if given by mail. Special meetings shall be called by the Chair of the Board or the Chief Executive Officer in like manner and on like notice on the written request of any two or more directors. The notice need not state the purposes of the special meeting and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.09 Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

Section 3.10 Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

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Section 3.11 Notices. Subject to Section 3.08, Section 3.10, and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, email, or by other means of electronic transmission.

Section 3.12 Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.13 Organization. At each regular or special meeting of the Board of Directors, the Chair of the Board or, in the Chair’s absence, the lead independent director or, in the lead independent director’s absence, another director or officer selected by the Board of Directors shall preside. The Secretary shall act as secretary at each meeting of the Board of Directors. If the Secretary is absent from any meeting of the Board of Directors, an assistant secretary of the Corporation shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all assistant secretaries of the Corporation, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.14 Quorum of Directors. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the presence of a majority of the total number of directors on the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15 Action by Majority Vote. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.16 Directors’ Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission and any consent may be documented, signed, and delivered in any manner permitted by Section 116 of the DGCL After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.17 Chair of the Board. The Board of Directors shall annually elect one of its members to be its chair (the “Chair of the Board”) and shall fill any vacancy in the position of Chair of the Board at such time and in such manner as the Board of Directors shall determine. Except as otherwise provided in these by-laws, the Chair of the Board shall preside at all meetings of the Board of Directors and of stockholders. The Chair of the Board shall perform such other duties and services as shall be assigned to or required of the Chair of the Board by the Board of Directors.

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Section 3.18 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this ARTICLE III.

ARTICLE IV

OFFICERS

Section 4.01 Positions and Election. The officers of the Corporation shall be chosen by the Board of Directors and shall include a chief executive officer (the “Chief Executive Officer”), a president (the “President”), a chief financial officer (the “Chief Financial Officer”), a treasurer (the “Treasurer”), and a secretary (the “Secretary”). The Board of Directors, in its discretion, may also elect one or more vice presidents, assistant treasurers, assistant secretaries, and other officers in accordance with these by-laws. Any two or more offices may be held by the same person.

Section 4.02 Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to such officer’s contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving notice of their resignation in writing, or by electronic transmission, to the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

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Section 4.03 Chief Executive Officer. The Chief Executive Officer shall, subject to the provisions of these by-laws and the control of the Board of Directors, have general supervision, direction, and control over the business of the Corporation and over its officers. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors, in each case subject to the control of the Board of Directors.

Section 4.04 President. The President shall report and be responsible to the Chief Executive Officer. The President shall have such powers and perform such duties as from time to time may be assigned or delegated to the President by the Board of Directors or the Chief Executive Officer or that are incident to the office of president.

Section 4.05 Vice Presidents. Each vice president of the Corporation shall have such powers and perform such duties as may be assigned to them from time to time by the Board of Directors, the Chief Executive Officer, or the President, or that are incident to the office of vice president.

Section 4.06 Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings, and shall perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chair of the Board, or the Chief Executive Officer. The Secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.07 Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have such powers and perform such duties as may be assigned by the Board of Directors, the Chair of the Board, or the Chief Executive Officer.

Section 4.08 Treasurer. The treasurer of the Corporation shall have the custody of the Corporation’s funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in records belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the President and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all of the treasurer’s transactions as treasurer and of the financial condition of the Corporation.

Section 4.09 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

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Section 4.10 Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer or the President or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V

INDEMNIFICATION

Section 5.01 Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director, or officer, or employee, or agent of the Corporation or, while a director, or officer, or employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) actually and reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

Section 5.02 Advancement of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) actually and reasonably incurred by a director, or officer, or employee, or agent of the Corporation in defending any Proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Section 5.02 or otherwise. Payment of such expenses actually and reasonably incurred by such person, may be made by the Corporation, subject to such terms and conditions as the general counsel of the Corporation in their discretion deems appropriate.

Section 5.03 Non-Exclusivity of Rights. The rights conferred on any person by this ARTICLE V will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these by-laws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in their official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.

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Section 5.04 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.

Section 5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against them and incurred by them in any such capacity, or arising out of their status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

Section 5.06 Repeal, Amendment, or Modification. Any amendment, repeal, or modification of this ARTICLE V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VI

STOCK CERTIFICATES AND THEIR TRANSFER

Section 6.01 Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent, or registrar who has signed such a certificate ceases to be an officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if the signatory were still such at the date of its issue.

Section 6.02 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books administered by or on behalf of the Corporation only by the direction of the registered holder thereof or such person’s attorney, lawfully constituted in writing, and, in the case of certificated shares, upon the surrender to the Company or its transfer agent or other designated agent of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued.

Section 6.03 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

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Section 6.04 Lost, Stolen, or Destroyed Certificates. The Board of Directors or the Secretary may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors or the Secretary may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE VII

GENERAL PROVISIONS

Section 7.01 Seal. The seal of the Corporation, if any, shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 7.02 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 7.03 Checks, Notes, Drafts, Etc. All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 7.04 Conflict with Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Section 7.05 Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

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Section 7.06 Forum for Adjudication of Disputes.

(a) Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for:

(i) any derivative action or proceeding brought on behalf of the Corporation;

(ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or stockholder of the Corporation to the Corporation or the Corporation’s stockholders;

(iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or these by-laws (as either may be amended or restated) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; or

(iv) any action asserting a claim governed by the internal affairs doctrine.

If any action the subject matter of which is within the scope of this Section 7.06 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 7.06 (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(a).

(b) Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(b).

ARTICLE VIII

AMENDMENTS

These by-laws may be adopted, amended, or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend, or repeal these by-laws upon the Board of Directors; and, provided further, that any proposal by a stockholder to amend these by-laws will be subject to the provisions of ARTICLE II of these by-laws except as otherwise required by law. The fact that such power has been so conferred upon the Board of Directors will not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal by-laws.

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APPENDIX O

TPCO BOARD MANDATE

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TPCO HOLDING CORP.

MANDATE OF THE BOARD OF DIRECTORS

Effective Date: January 15, 2021

Section 1 Introduction

The members of the board of directors (respectively, the “Directors” and the “Board”) of The Parent Company (the “Company”) are elected by the shareholders of Company and are responsible for the stewardship of Company. The purpose of this mandate (the “Board Mandate”) is to describe the principal duties and responsibilities of the Board, as well as some of the policies and procedures that apply to the Board in discharging its duties and responsibilities.

Certain aspects of the composition and organization of the Board are prescribed and/or governed by the Business Corporations Act (British Columbia) and the constating documents of the Company.

Section 2 Chair of the Board

The chair of the Board (the “Chair”) shall be appointed by the board of directors. The role of the Chair is to act as the leader of the Board, to manage and coordinate the activities of the Board and to oversee execution by the Board of this written mandate.

Section 3 Board Size

The constating documents of the Company provide that the Board shall be comprised of a minimum of three (3) Directors and a maximum of twenty (20) Directors. The Board shall initially be comprised of seven (7) Directors. The Board shall periodically review its size in light of its duties and responsibilities from time to time.

Section 4 Independence

The Board shall be comprised of a minimum of three independent Directors. A Director shall be considered independent if he or she would be considered independent for the purposes of National Instrument 58-101 — Disclosure of Corporate Governance Practices.

Section 5 Role and Responsibilities of the Board

The Board is responsible for supervising the management of the business and affairs of the Company and is expected to focus on guidance and strategic oversight with a view to increasing shareholder value.

In accordance with the Business Corporations Act (British Columbia), in discharging his or her duties, each Director must act honestly and in good faith, with a view to the best interests of the Company. Each Director must also exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

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Section 6 Board Meetings

(1)

In accordance with the constating documents of the Company, meetings of the Board may be held at such times and places as the Chair may determine and as many times per year as necessary to effectively carry out the Board’s responsibilities. The independent Directors may meet without senior executives of the Company or any non-independent directors, as required.

(2)

The Chair shall be responsible for establishing or causing to be established the agenda for each Board meeting, and for ensuring that regular minutes of Board proceedings are kept and circulated on a timely basis for review and approval.

(3)	The Board may invite, at its discretion, any other individuals to attend its meetings. Senior executives of the Company shall attend a meeting if invited by the Board.

Section 7 Delegations and Approval Authorities

(1)

The Board shall appoint the chief executive officer of the Company (the “CEO”) and delegate to the CEO and other senior executives the authority over the day-to-day management of the business and affairs of Company.

(2)

The Board may delegate certain matters it is responsible for to the committees of the Board, currently consisting of the Audit Committee, the Compensation Committee and the Nomination and Governance Committee. The Board may appoint other committees, as it deems appropriate to the extent permissible under applicable law. The Board will, however, retain its oversight function and ultimate responsibility for such matters and associated delegated responsibilities.

Section 8 Strategic Planning Process and Risk Management

(1)

The Board shall adopt a strategic planning process to establish objectives and goals for the Company’s business and shall review, approve and modify as appropriate the strategies proposed by senior executives to achieve such objectives and goals. The Board shall review and approve, at least on an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the Company’s business and affairs.

(2)

The Board, in conjunction with management, shall be responsible to identify the principal risks of the Company’s business and oversee management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks. Pursuant to its duty to oversee the implementation of effective risk management policies and procedures, the Board may delegate to applicable Board committees the responsibility for assessing and implementing appropriate policies and procedures to address specified risks, including delegation of financial and related risk management to the Audit Committee and delegation of risks associated with compensation policies and practices to the Compensation Committee.

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Section 9 Succession Planning, Appointment and Supervision of Senior Executives

(1)

The Board shall approve the corporate goals and objectives of the CEO and, with the assistance of the Nomination and Governance Committee, review the performance of the CEO against such corporate goals and objectives. The Board shall take steps to satisfy itself as to the quality of the CEO and other senior executives of the Company and that the CEO and other senior executives create a culture of integrity throughout the organization.

(2)

The Board shall approve the succession plan for the Company, including the selection, appointment, supervision and evaluation of the senior executives of Company upon recommendation of the Nomination and Governance Committee, and shall also approve the compensation of the senior executives of Company upon recommendation of the Compensation Committee.

Section 10 Financial Reporting and Internal Controls

The Board shall review and monitor, with the assistance of the Audit Committee, the adequacy and effectiveness of the Company’s system of internal control over financial reporting, including any significant deficiencies or changes in internal control and the quality and integrity of the Company’s external financial reporting processes.

Section 11 Regulatory Filings

The Board shall approve applicable regulatory filings that require or are advisable for the Board to approve, which the Board may delegate in accordance with Section 7(2) of this mandate. These include, but are not limited to, the annual audited financial statements, interim financial statements and related management discussion and analysis accompanying such financial statements, management proxy circulars, annual information forms, offering documents and other applicable disclosure.

Section 12 Corporate Disclosure and Communications

The Board will seek to ensure that corporate disclosure of the Company complies with all applicable laws, rules and regulations and the rules and regulations of the stock exchanges upon which Company’s securities are listed. In addition, the Board shall adopt appropriate procedures designed to permit the Board to receive feedback from shareholders on material issues.

Section 13 Corporate Policies

The Board shall adopt and periodically review policies and procedures designed to ensure that the Company and its Directors, officers and employees comply with all applicable laws, rules and regulations and conduct the Company’s business ethically and with honesty and integrity.

Section 14 Review of Mandate

The Board may, from time to time, permit departures from the terms of this Board Mandate, either prospectively or retrospectively. This Board Mandate is not intended to give rise to civil liability on the part of the Company or its directors or officers to shareholders, security holders, customers, suppliers, partners, competitors, employees or other persons, or to any other liability whatsoever on their part.

The Board may review and recommend changes to the Board Mandate from time to time and the Nomination and Governance Committee may periodically review and assess the adequacy of this mandate and recommend any proposed changes to the Board for consideration.

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APPENDIX P

THE PARENT COMPANY 2022 ANNUAL REPORT

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P-2

P-3

TABLE OF CONTENTS

② A Message from Troy Datcher

③ Financial Overview

④ Brand Gallery

③

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Dear Shareholders,

At the onset of the year, we shared our plan to better utilize our assets to become a world-class brand builder and a leading operator in California. To execute this mission, we have focused on three core initiatives over the course of the year that supported our objectives of improving our profitability, positioning our company for future growth, and delivering more value to shareholders.

CONNECTING WITH CONSUMERS

Through our work with authentic industry leaders, we are curating a strong portfolio of high-quality products that, together with our omni-channel retail experiences, are delivering on our promise to build brands that resonate with new consumers and experienced connoisseurs alike.

During the year we were thrilled to partner for the exclusive launch of RCVRY, a premium cannabis brand co-founded by Nordan Shat (aka FaZe Rain), a well-known Youtube star and co- founder of the popular esports and entertainment organization, FaZe Clan. Customer response was phenomenal, with the limited- edition products quickly selling out in-store. Our team was thrilled to work closely with the RCVRY team on the development of exciting new products such as the launch of “Rainz Runtz”, a limited-edition flower strain for our customers. Collaborations with innovators such as FaZe Rain, who share our values, and passion for crafting the highest quality products, are essential to generating consumer trust and long-term support.

In just a few weeks, we are also looking forward to hosting the launch of Mirayo by Santana’s new line of solventless 10mg hash rosin gummies made with all-natural ingredients. Crafted in a variety of flavors such as Guava, Prickly Pear and Raspberry, the gummies will be available at our retail locations across the State.

Additionally, we have enhanced our owned retail store footprint, which included the acquisition of our popular West Hollywood dispensary Calma and completing the acquisition of Coastal bringing our in-state retail footprint to 12 locations. Located in a very desirable West Hollywood neighborhood, Calma is surrounded by cultural destinations and tourist attractions. Boasting one of the best flower assortments in Los Angeles, Calma has played host to premier events such as the RCVRY launch and debuted the Monogram “store within a store” concept. We love this location and look forward to continuing to deliver curated experiences here, and across our entire retail network.

COST-REDUCTION INITIATIVES

To maintain our healthy balance sheet and position our business for long-term success, we took several strategic actions during the year to achieve approximately $13.6 million in annualized expense savings. As of December 31, 2022, we reduced our workforce by approximately 40% which resulted in an approximately $17 million reduction in annualized payroll expenses. We identified cost savings of approximately 27% on certain products through the outsourcing of manufacturing activities to third-party processors. We also divested our non-strategic wholesale extraction division and took advantage of favorable market conditions to outsource our cultivation operations. In addition, we focused our delivery depot footprint to service key geographic areas, resulting in $500,000 in gross sale proceeds from non-core locations, and annual cost savings of approximately $1.8 million.

Finally, we restructured our relationship with ROC nation to generate expected savings of $33.5 million in future payments. This new structure not only saved future costs but also helped preserve shareholder value through the return of 7.1 million previously issued common shares. ROC remains an incredible and valued partner, and we have retained an exclusive and royalty- free eight-year license to commercialize Monogram in California. We look forward to continuing our successful relationship and our exciting work together to create innovative products and brands.

LONG-TERM PROFITABILITY IMPROVEMENTS

The meaningful actions we took throughout 2022, resulted in an impressive gross profit improvement of 99.8% for the full year 2022 compared with the full year 2021. This significant increase drove our annual gross margin to 31%, in-line with our goal of achieving gross margin of more than 30% by end of the year.

This fantastic result was achieved thanks to our emphasis on our higher-margin omni-channel retail business and our shift away from less profitable and non-strategic operations. Additionally, the work we have completed to enhance our revenue mix by increasing the availability and prominence of our Company- owned higher-margin products and brands at our owned stores has resulted in additional profitability improvements.

We are only just beginning to see the true potential of what our company can achieve. We have reduced costs, realized efficiencies, preserved our strong balance sheet, and accelerated our path to sustainable profitability. The decisions we have had to make to get here, while sometimes difficult, have had the desired impact and I am proud to say that our efforts have successfully transformed our company. I want to take this moment to sincerely thank our team for everything they do. While the work we did this last year was challenging, they came together with a shared mission and did a wonderful job of positioning us for success in 2023 and beyond.

Ensuring our business emerges as a leader in the California cannabis market meant focusing our time and energy on the areas of our business with the greatest potential to create value and generate the highest return on our investment. And, with our upcoming proposed merger of equals with Gold Flora, our combined company is expected to be strongly positioned as a top 10 brand portfolio by revenue in California, with 20 retail stores by the end of 2023, 12 house brands and broad state-wide coverage. In addition, through benefits such as enhanced scaled and supply chain optimization we expect to achieve between

$20-$25 million of annualized cost savings.

I remain confident that our consumer-first approach will be the key to our emergence as a world-class brand builder and to establishing long-term success. We are strongly positioned to accelerate growth and realize the significant opportunities available ahead in this rapidly evolving marketplace.

Lastly, on behalf of the Board and our team, I’d like to thank you our shareholders for your continued support. I look forward to sharing the next steps of our exciting journey with you in 2023.

Sincerely,

TROY DATCHER,

CHAIRMAN AND CHIEF EXECUTIVE OFFICER,

THE PARENT COMPANY

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$83.6M

FULL YEAR 2022 REVENUE

12

RETAIL STORES

31%

FULL YEAR 2022
GROSS MARGIN

6

SCALABLE CONSUMER
BRANDS

$13.6M

ANNUALIZED EXPENSE
SAVINGS ACHIEVED

40%

WORKFORCE REDUCTION
AS OF DECEMBER 31, 2022

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MONOGRAM

CRUISERS

Mirayo™ by SANTANA

Chill™
the highest chocolate

CALIVA™

Santana

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 10-K

___________________

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2022

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to

Commission File Number 0-56348

_______________________________

TPCO HOLDING CORP.
(Exact name of registrant as specified in its charter)

_______________________________

British Columbia, Canada	98-1566338
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1550 Leigh Avenue San Jose, California	95125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (669) 279-5390

_____________________________

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Common Shares, no par value

(Title of Class)

Share Purchase Warrants

(Title of Class)

_____________________________

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐     No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐     No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒     No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒     No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements. ☐

Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to § 240.10D-1(b).☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐     No ☒

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant was approximately $50,888,333 as of June 30, 2022 (the last business day of the registrant’s most recently completed second fiscal quarter), based on the closing sale price of the common shares on the NEO Exchange on that date.

As of March 31, 2023, there were 118,827,323 common shares of the registrant outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

Part III of this annual report on Form 10-K incorporates certain information by reference from the registrant’s definitive proxy statement with respect to its 2022 annual meeting of stockholders to be filed with the Securities and Exchange Commission pursuant to Regulation 14A not later than 120 days after the close of the registrant’s fiscal year.

Unless otherwise noted or the context indicates otherwise, in this Annual Report on Form 10-K (this “Annual Report”) the “Company”, “TPCO,” “The Parent Company”, “we”, “us” and “our” refer to TPCO Holding Corp. and its subsidiaries to which it is a party.

References in this Annual Report to “cannabis” mean all parts of the plant cannabis sativa L. containing more than 0.3 percent tetrahydrocannabinol (“THC”), including all compounds, manufactures, salts, derivatives, mixtures, or preparations.

All currency amounts in this Annual Report are stated in United States dollars, unless otherwise noted. All references to “dollars” or “$” are to United States dollars and all references to “C$” are to Canadian dollars.

All information in this Annual Report is given as of the date hereof, unless otherwise indicated.

References in this Annual Report to the Company’s websites does not constitute incorporation by reference of the information contained at or available through the Company’s websites, and you should not consider such information to be a part of this Annual Report.

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PART I

FORWARD LOOKING INFORMATION

This Annual Report contains certain information that may constitute forward-looking information and forward-looking statements (collectively, “Forward- Looking Statements”) which are based upon the Company’s current internal expectations, estimates, projections, assumptions and beliefs. Such statements can be identified by the use of forward-looking terminology such as “expect”, “likely”, “may”, “will”, “should”, “intend”, “anticipate”, “potential”, “proposed”, “estimate” and other similar words, including negative and grammatical variations thereof, or statements that certain events or conditions “may” or “will” happen, or by discussions of strategy. Forward-Looking Statements include estimates, plans, expectations, opinions, forecasts, projections, targets, guidance, or other statements that are not statements of fact. Forward-Looking Statements in this Annual Report include, but are not limited to, statements with respect to:

•	the performance of the Company’s business and operations;
•	the Company’s ability to complete its proposed business combination with Gold Flora, LLC
•	the Company’s expectations regarding revenues, expenses and anticipated cash needs;
•	the Company’s ability to complete future strategic alliances and the expected impact thereof;
•

the Company’s ability to source investment opportunities and complete future acquisitions, including in respect of entities in the United States, the ability to finance such acquisitions, and the expected impact thereof;

•

the expected future business strategy, competitive strengths, goals, expansion and growth of the Company’s business, including operations and plans, new revenue streams and cultivation and licensing assets;

•	the implementation and effectiveness of the Company’s distribution platform;
•	expectations with respect to future production costs;
•	the expected methods to be used by the Company to distribute cannabis;
•	the competitive conditions of the industry;
•	laws and regulations and any amendments thereto applicable to the business and the impact thereof;
•	the competitive advantages and business strategies of the Company;
•	the application for additional licenses and the grant of licenses or renewals of existing licenses that have been applied for;
•	the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis;
•	the Company’s future product offerings;
•	the anticipated future gross margins of the Company’s operations;
•	the Company’s ability to source and operate facilities in the United States;
•	expansion into additional U.S. and international markets;
•	expectations of market size and growth in the United States and the states in which the Company operates or contemplates future operations;
•	expectations for regulatory and/or competitive factors related to the cannabis industry generally; and
•	general economic trends.

Certain of the Forward-Looking Statements contained herein concerning the cannabis industry and the general expectations of the Company concerning the cannabis industry are based on estimates prepared by the Company using data from publicly available governmental sources as well as from market research and industry analysis and on assumptions based on data and knowledge of the cannabis industry which the Company believes to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. While the Company is not aware of any misstatement regarding any industry or government data presented herein or information presented herein which is based on such data, the cannabis industry involves risks and uncertainties that are subject to change based on various factors, which factors are described further below.

Forward-Looking Statements contained in this Annual Report reflect management’s current beliefs, expectations and assumptions and are based on information currently available to management, management’s historical experience, perception of trends and current business conditions, expected future developments and other factors which management considers appropriate. With respect to the Forward-Looking Statements contained in this Annual Report, the Company has made assumptions regarding, among other things: (i) its ability to generate cash flows from operations and obtain necessary financing on acceptable terms; (ii) general economic, financial market, regulatory and political conditions in which the Company operates; (iii) the output from the Company’s operations; (iv) consumer interest in the Company’s products; (v) competition; (vi) anticipated and unanticipated costs; (vii) government regulation of the Company’s activities and products and in the areas of taxation and environmental protection; (viii) the timely receipt of any required regulatory approvals; (ix) the Company’s ability to obtain qualified staff, equipment and services in a timely and cost efficient manner; (x) the Company’s ability to conduct operations in a safe, efficient and effective manner; (xi) the Company’s ability to meet its future objectives and priorities; (xii) the Company’s access to adequate capital to fund its future projects and plans; (xiii) the Company’s ability to execute on its future projects and plans as anticipated; (xiv) industry growth rates; and (xv) currency exchange and interest rates.

Readers are cautioned that the above list of cautionary statements is not exhaustive. Known and unknown risks, many of which are beyond the control of the Company, could cause actual results to differ materially from the Forward-Looking Statements in this Annual Report. Such lists include, without limitation, those discussed under the heading “Risk Factors” in this Annual Report. The purpose of Forward-Looking Statements is to provide the reader with a description of management’s expectations, and such Forward-Looking Statements may not be appropriate for any other purpose. You should not place undue reliance on Forward-Looking Statements contained in this Annual Report. Although the Company believes that the expectations reflected in such Forward-Looking Statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Forward-Looking Statements contained herein are made as of the date of this Annual Report and are based on the beliefs, estimates, expectations and opinions of management on the date such Forward-Looking Statements are made. The Company undertakes no obligation to update or revise any Forward-Looking Statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such Forward-Looking Statements, except as required by applicable law. The Forward-Looking Statements contained in this Annual Report are expressly qualified in their entirety by this cautionary statement.

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ITEM 1. BUSINESS.

CORPORATE STRUCTURE

Name, Address and Incorporation

The Company was incorporated under the Business Corporations Act (British Columbia) (the “BCBCA”) on June 17, 2019 under the name Subversive Capital Acquisition Corp. (“SCAC”) as a special purpose acquisition corporation for the purpose of effecting an acquisition of one or more businesses or assets, by way of a merger, amalgamation, arrangement, share exchange, asset acquisition, share purchase, reorganization or any other similar business combination. On July 15, 2019, SCAC amended its notice of articles and articles (the “Articles”) to increase the authorized capital to create an unlimited number of Class A restricted voting shares, an unlimited number of common shares and an unlimited number of proportionate voting shares.

On November 24, 2020, the Company announced that it had entered into definitive transaction agreements to acquire all of the equity of each of CMG Partners, Inc. (“Caliva”) and Left Coast Ventures, Inc. (“LCV”). The acquisition of Caliva and LCV constituted the Company’s qualifying transaction (the “Qualifying Transaction”). The Qualifying Transaction was completed on January 15, 2021, at which point each of Caliva and LCV became wholly-owned subsidiaries of the Company. In connection with the closing of the Qualifying Transaction, the Company amended its Articles to change its name to “TPCO Holding Corp.” Concurrent with the completion of the Qualifying Transaction, LCV acquired SISU Extraction, LLC (“SISU”) pursuant to an agreement and plan of merger dated November 24, 2020.

The Company’s head office is located at 1550 Leigh Avenue, San Jose, CA 95125 and the registered office is located at 595 Burrard Street, Suite 2600, Three Bentall Centre, Vancouver, BC, V7X 1L3, Canada.

The Company’s common shares (“Common Shares”) and share purchase warrants (“Warrants”) are listed on the Neo Exchange Inc. (the “Exchange”) under the trading symbols “GRAM.U” and “GRAM.WT.U”, respectively. The Common Shares and Warrants also trade over the counter in the United States on the OTCQX Best Market tier of the electronic over-the-counter marketplace operated by OTC Markets Group Inc. under the trading symbols “GRAMF” and “GRMWF”, respectively.

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Intercorporate Relationships

The following chart illustrates certain of the Company’s subsidiaries, including their respective jurisdictions of incorporation and the percentage of voting securities of each that are beneficially owned, controlled or directed by the Company. Because the Company is a holding company with no operations of its own, it is wholly dependent on the operations of its subsidiaries to fund its operations. See “Item 1A. Risk Factors-Risks Relating to the Company’s Business Structure-The Company is a holding company.”

Notes:

(1) Other than these subsidiaries, no other subsidiary of the Company has total assets that exceed 10% of the consolidated assets of the Company or revenue that exceeds 10% of the consolidated revenue of the Company or is otherwise considered a “significant subsidiary” within the meaning of Item 1-02(w) of Regulation S-X.

PROPOSED BUSINESS COMBINATION WITH GOLD FLORA, LLC

On February 21, 2023, the Company, Gold Flora, LLC, a California limited liability company (“Gold Flora”), Stately Capital Corporation, a British Columbia corporation and a principal unitholder of Gold Flora (“Stately”), Gold Flora Corporation, a British Columbia corporation (“Newco”) and Golden Grizzly Bear LLC, a California limited liability company (“Merger Sub”) entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which Gold Flora and TPCO will combine by way of a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) and a plan of merger (the “Plan of Merger”) pursuant to the provisions of the California Revised Uniform Limited Liability Company Act, as amended (the “Business Combination”). Following the Business Combination, Newco will manage and hold the combined business of TPCO and Gold Flora and will, directly and indirectly, own all of the issued and outstanding TPCO Common Shares and all of the issued and outstanding membership units in the capital of Gold Flora (the “Gold Flora Units”).

In connection with the Business Combination, Newco will redomicile to the United Stated as a Delaware corporation pursuant to Section 388 of the Delaware General Corporation Law and will operate as Gold Flora Corporation. Newco will remain a reporting issuer in Canada and the United States and, subject to receipt of all requisite stock exchange approvals, it is expected that the shares of common stock of Newco (“Newco Shares”) will be listed on the NEO Exchange Inc. and on the OTCQX Best Market tier of the electronic over-the-counter marketplace operated by OTC Markets Group Inc.

Consideration

Subject to the terms and conditions set forth in the Business Combination Agreement, the Plan of Arrangement and the Plan of Merger, holders of TPCO Common Shares will receive one Newco Share for each TPCO Share held (the “TPCO Exchange Ratio”) and holders of Gold Flora Units will receive 1.5233 Newco Shares for each Gold Flora Unit held (the “Gold Flora Exchange Ratio”). The Business Combination values Gold Flora at $1.50 per Gold Flora Unit and TPCO as $0.9847 per TPCO Share. Following the completion of the Business Combination, current holders of TPCO Common Shares will hold approximately 49% of Newco and current holders of Gold Flora Units will hold approximately 51% of Newco.

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Upon the Business Combination, all TPCO equity awards granted under TPCO’s equity incentive plan or otherwise that are outstanding immediately prior to the Business Combination will be exchanged for replacement equity awards in Newco such that, upon exercise (with respect to TPCO options and warrants) or vesting (with respect to TPCO performance share units or restricted share units), as applicable, the holder of such award will be entitled to receive Newco Shares, with the number of shares underlying such award and, in the case of TPCO options and warrants, the exercise price of such award adjusted based on the TCPO Exchange Ratio.

Each of the warrants to acquire Gold Flora Units that are outstanding immediately prior to the Business Combination will be exercisable, in accordance with the terms of such warrants, for the number of Newco Shares that the holder of such warrants would have been entitled to receive as a result of the transactions contemplated by the Business Combination if, immediately prior to the Business Combination, such holder had been the registered holder of the number of Gold Flora Units to which such holder would have been entitled if such holder had exercised such holder's warrants immediately prior to the completion of the Business Combination. Additionally, immediately prior to the Business Combination, certain debentures issued by Gold Flora that are outstanding immediately prior to the Business Combination will be converted, in accordance with the terms of such debentures, into Gold Flora Units and exchanged for Newco Shares in connection with the Business Combination. Separately, other debentures issued by Gold Flora that are outstanding immediately prior to the Business Combination will be amended such that, among other things, such debentures will not be converted into Gold Flora Units upon completion of the Business Combination and will continue as an obligation of Newco following the Business Combination and be convertible into Newco Shares in accordance with their terms.

Conditions to the Business Combination

The Business Combination Agreement contains a number of conditions to the completion of the Business Combination, including: (i) the approval of the Business Combination at an annual and special meeting to be held to approve the Business Combination (the “TPCO Meeting”) by holders of TPCO Common Shares (the “TPCO Shareholders”) holding at least 66 2/3% of the votes cast on the resolution approving the Business Combination (voting as a single class present in person or represented by proxy and entitled to vote at the TPCO Meeting); (ii) the approval of the Business Combination at a meeting of holders of Gold Flora Units holding at least a majority of the votes cast by each class of membership units on the resolution approving the Business Combination; and (iii) the approval of the Business Combination at a special meeting to be held to approve the Business Combination (the “Stately Meeting”) by holders of the common shares (“Stately Shares”) of Stately (the “Stately Shareholders”) holding at least 66 2/3% of the votes cast on the resolution approving the Business Combination (voting as a single class present in person or represented by proxy and entitled to vote at the Stately Meeting).

It is a condition to closing in favor of Gold Flora that no more than holders of 6% of the outstanding TPCO Common Shares shall have exercised dissent rights with respect to the Business Combination (unless such dissent rights have been subsequently withdrawn prior to the effective date of the Business Combination (the “Effective Date”). Similarly, it is a condition to closing in favor of TPCO that holders of (i) no more than 6% of the outstanding Gold Flora Units, and (ii) no more than 6% of the Stately Shares shall have exercised dissent rights with respect to the Business Combination that have not been withdrawn as of the Effective Date.

In addition, the Business Combination is subject to the approval of the Supreme Court of British Columbia at a hearing of the terms and conditions of the Business Combination, the approval of the listing of the Newco Shares on the Neo Exchange Inc. and the expiration, waiver or termination of any applicable waiting periods and any extensions thereof under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Certain Other Terms of the Business Combination Agreement

The Business Combination Agreement includes customary representations and warranties of TPCO, Gold Flora, Stately, Newco and Merger Sub and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of each party's business during the interim period between the date of the Business Combination Agreement and consummation of the Business Combination.

The Business Combination Agreement provides for customary non-solicitation covenants, subject to the right of the board of directors of TPCO (the “Company Board”) to consider an acquisition proposal and a right to change their recommendation and accept a superior proposal and the right of Gold Flora to match any such proposal within five business days. The Business Combination Agreement may be terminated by the mutual written agreement of TPCO and Gold Flora and by either party in certain circumstances as more particularly set forth in the Business Combination Agreement.

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The Business Combination Agreement also provides for the payment by Gold Flora to TPCO of a termination fee in the amount of $4,000,000 if the Business Combination Agreement is terminated in certain specified circumstances, including, among other things, in the event the Business Combination Agreement is terminated (i) for breach by Gold Flora of its non-solicitation obligations if (x) prior to the date of termination, an acquisition proposal meeting certain requirements has been publicly announced or otherwise communicated to Gold Flora, and (y) within 12 months of the date of such termination, the acquisition proposal transaction is completed by Gold Flora, and (ii) for failure of Gold Flora to secure approval of the requisite majority of the holders of the Gold Flora Units on or before 15 days following receipt of the interim order of the Supreme Court of British Columbia. Similarly, the Business Combination Agreement also provides for the payment by TPCO to Gold Flora of a termination fee in the amount of $4,000,000 if the Business Combination Agreement is terminated in certain specified circumstances, including, among other things, in the event the Business Combination Agreement is terminated (i) for either a breach by TPCO of its non-solicitation obligations, failure by TPCO to secure the approval of the requisite majority of the TPCO Shareholders, or the outside date for completion of the Business Combination having passed if, in each case, (x) prior to the date of termination, an acquisition proposal meeting certain requirements has been publicly announced or otherwise communicated to TPCO, and (y) within 12 months of the date of such termination, the acquisition proposal transaction is completed by TPCO, and (ii) if the Business Combination Agreement is terminated in the event TPCO accepts a superior proposal or the Company Board changes its recommendation to vote in favor of the Business Combination. Additionally, a termination fee of $4,000,000 shall be payable to either Gold Flora or TPCO in the event each of the condition precedents to the Business Combination have been satisfied or waived prior to the October 31, 2023 and the other party refuses to consummate the transactions contemplated by the Business Combination Agreement. In addition, TPCO is entitled to an expense reimbursement not to exceed $2 million in the event that the transaction is terminated by TPCO due to the occurrence of certain prescribed events.

Upon completion of the Business Combination, it is anticipated that Troy Datcher will be named Chairman of the Board and that Laurie Holcomb, the Chief Executive Officer of Gold Flora, will be named Chief Executive Officer of Newco. The board of directors of Newco will be comprised of three nominees of TPCO, including Troy Datcher as chair, and four nominees of Gold Flora, including Laurie Holcomb.

The Company Board has unanimously determined, with interested directors abstaining and after receiving financial and legal advice and following the receipt of a unanimous recommendation of a special committee of independent directors (the “Special Committee”), that the Business Combination Agreement is in the best interest of the Company, and that, on the basis of the fairness opinions received, that the consideration to be received by the Company shareholders pursuant to the Business Combination Agreement is fair, from a financial point of view, to such shareholders. Each of the Company Board and the Special Committee received a fairness opinion from Hyperion Capital Inc. to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, limitations, and qualifications set forth therein, that the consideration to be received by the Company shareholders pursuant to the Business Combination Agreement is fair, from a financial point of view, to such shareholders. Each of the Company Board and the Special Committee also received an independent fairness opinion from INFOR Financial Inc. to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, limitations, and qualifications set forth therein, that the consideration to be received by the Company shareholders pursuant to the Business Combination Agreement is fair, from a financial point of view, to such shareholders.

The manager of Gold Flora received a fairness opinion from Clarus Securities Inc. to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, limitations, and qualifications set forth therein, the consideration to be received by Gold Flora pursuant to the Business Combination Agreement is fair, from a financial point of view, to the Gold Flora membership unitholders and convertible debenture holders.

The foregoing description of the Business Combination Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

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Shareholder Support Agreements

In connection with the Business Combination Agreement, Gold Flora has entered into voting and support agreements with the directors and certain officers of TPCO holding in the aggregate approximately 11.0% of the issued and outstanding TPCO Common Shares, pursuant to which these parties have agreed, subject to certain rights of withdrawal, to vote in favor of the Business Combination and, subject to exceptions, not to dispose of their TPCO Common Shares for a specified period of time following the Business Combination (the “TPCO Support Agreements”).

TPCO has entered into voting and support agreements with certain holders of Gold Flora Units holding an aggregate of 75.9% of the issued and outstanding Gold Flora Units, pursuant to which these parties have agreed, subject to certain rights of withdrawal, to vote in favor of the Business Combination and, subject to certain exceptions, not to dispose of their Gold Flora Units for a specified period of time following the Business Combination (the “Gold Flora Support Agreements”). TPCO has also entered into voting and support agreements with certain Stately Shareholders holding an aggregate of approximately 30% of the issued and outstanding Stately Shares, pursuant to which these parties have agreed, subject to certain rights of withdrawal, to vote in favor of the Business Combination (the “Stately Support Agreements”). Stately has also agreed to use its commercially reasonable efforts to obtain Stately Support Agreements from additional Stately Shareholders, for an aggregate target of not less than 50% of outstanding Stately Shares being subject to the provisions of Stately Support Agreements.

Working Capital Facility Agreement

In connection with the Business Combination, TPCO US Holding LLC, a direct and wholly-owned subsidiary of TPCO (the “Lender”), and Gold Flora entered into a working capital facility agreement, pursuant to which the Lender has agreed to advance to Gold Flora in a principal amount of up to $5,000,000, which shall bear interest at a rate of 10% per annum, and shall be secured by certain assets of Gold Flora. The outstanding balance of the loan will become due and payable if the Business Combination Agreement is terminated, subject to certain conditions.

GENERAL DEVELOPMENT OF THE BUSINESS OF EACH OF THE COMPANY, CALIVA, LCV AND SISU

Corporate History

The Company was incorporated under the Business Corporations Act (British Columbia) (the “BCBCA”) on June 17, 2019 under the name Subversive Capital Acquisition Corp. (“SCAC”) as a special purpose acquisition corporation for the purpose of effecting an acquisition of one or more businesses or assets, by way of a merger, amalgamation, arrangement, share exchange, asset acquisition, share purchase, reorganization or any other similar business combination.

On November 24, 2020, the Company announced that it had entered into definitive transaction agreements to acquire all of the equity of each of CMG Partners, Inc. (“Caliva”) and Left Coast Ventures, Inc. (“LCV”). The acquisition of Caliva and LCV constituted our qualifying transaction (the “Qualifying Transaction”). The Qualifying Transaction was completed on January 15, 2021, at which point each of Caliva and LCV became wholly-owned subsidiaries of the Company. In connection with the closing of the Qualifying Transaction, the Articles were amended to change the company name to “TPCO Holding Corp.”

Concurrent with the completion of the Qualifying Transaction, LCV acquired SISU Extraction, LLC (“SISU”) pursuant to an agreement and plan of merger dated November 24, 2020. As discussed below, SISU was sold on October 31, 2022.

On January 19, 2021, the Company acquired all of the outstanding equity interests of OG Enterprises Branding, Inc. (“OGE”) not held by the Company and Caliva pursuant to an agreement among us, Caliva, OGE, SC Branding, LLC (“SC Branding”) and SC Vessel 1, LLC dated November 24, 2020 (the “OGE Agreement”).

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General Development of the Businesses

The Parent Company

Initial Public Offering

On July 16, 2019, we closed our initial public offering of 57,500,000 of our Class A restricted voting units (the “Class A Restricted Voting Units”), including the exercise of the over-allotment option, at a price of $10.00 per Class A Restricted Voting Unit for gross proceeds of $575,000,000 (the “IPO”). Each Class A Restricted Voting Unit consisted of one of our Class A restricted voting share (a “Class A Restricted Voting Share”) and one-half of a Warrant. The Class A Restricted Voting Units commenced trading on the Exchange on July 16, 2019 and traded until August 23, 2019. Effective August 26, 2019, the Class A Restricted Voting Units separated. Upon separation, the Class A Restricted Voting Shares and Warrants underlying the Class A Restricted Voting Units commenced trading separately on the Exchange. The gross proceeds of the IPO were placed in an escrow account (the “Escrow Account”) with Olympia Trust Company (the “Escrow Agent”) and released upon consummation of the Qualifying Transaction in accordance with the terms of the escrow agreement.

Prior to July 16, 2019, Subversive Capital Sponsor LLC (the “Sponsor”) and four of our then directors, Jay Tucker, Adam Rothstein, Ethan Devine and Mussadiq Lakhani (collectively with the Sponsor, the “Founders”), purchased an aggregate of 14,543,750 of our Class B shares (“Class B Shares”) (such Class B Shares issued to the Founders referred to as the “Founders’ Shares”), for an aggregate price of $25,000, or approximately $0.0017 per Founder’s Share. In addition, concurrent with closing of the IPO, the Sponsor purchased 6,750,000 Warrants (the “Sponsor’s Warrants”) at an offering price of $1.00 per Sponsor’s Warrant (for an aggregate purchase price of $6,750,000) and 675,000 of our Class B units (“Class B Units”) (each consisting of one Class B Share and one-half of a Warrant) for a purchase price of $10.00 per Class B Unit (for an aggregate purchase price of $6,750,000), resulting in aggregate proceeds of approximately $13,500,000 to us.

The IPO was undertaken by us pursuant to the terms of an underwriting agreement (the “Underwriting Agreement”) dated July 10, 2019 among us, the Sponsor and Canaccord Genuity Corp. (the “Underwriter”). Pursuant to the Underwriting Agreement, we paid $11,500,000 to the Underwriter on the closing of the IPO, being part of the Underwriter’s fee. The balance of the Underwriter’s fee, being $20,125,000, was deferred and paid to the Underwriter upon the closing of the Qualifying Transaction from the funds held in the escrow account.

Qualifying Transaction

On January 15, 2021, we completed our Qualifying Transaction comprised of (i) the acquisition of all of the equity of Caliva pursuant to a definitive transaction agreement by and among us, Caliva, TPCO CMG Merger Sub, Inc. and GRHP Management, LLC (“GRHP”), as shareholders’ representative for Caliva’s shareholders (the “Caliva Agreement”); and (ii) the acquisition of all of the equity of LCV pursuant to a definitive agreement by and among us, LCV, TPCO LCV Merger Sub Inc. and Shareholder Representative Services LLC, as shareholders’ representative for LCV’s shareholders (the “LCV Agreement”).

Pursuant to our Articles, upon closing of the Qualifying Transaction (i) all of our outstanding Class A Restricted Voting Shares not submitted for redemption were converted into Common Shares on a one for one basis, and (ii) all of our outstanding Class B Shares were converted into Common Shares on a one for one basis. Additionally, in connection with the closing of the Qualifying Transaction, the outstanding Warrants now represent a share purchase warrant to acquire a Common Share. Trading in the Common Shares and the Warrants commenced on the Exchange under the symbols “GRAM” and “GRAM.WT.U”, respectively, on January 15, 2021.

Pursuant to the terms of the Caliva Agreement, we directly purchased each share of capital stock of Caliva owned by its Canadian shareholders and, immediately thereafter, Caliva merged with and into a newly-formed wholly-owned Delaware subsidiary of the Company, with Caliva continuing as the surviving entity and becoming one of our wholly-owned subsidiaries.

In connection with the closing, Caliva shareholders received a number of Common Shares which was determined by dividing value of approximately $282,900,000 (subject to certain adjustments and holdbacks) by the agreed upon share price of $10.00 per Common Share (the “Initial Caliva Share Consideration”), subject to exceptions for certain U.S. persons that received consideration in cash. In addition, Caliva shareholders received a contingent right for up to approximately 17,400,000 additional Common Shares (the “Caliva Earnout Shares”) in the event the 20-day volume weighted average trading price (“VWAP”) of the Common Shares reaches $13.00, $17.00 and $21.00 within three years of the closing of the Qualifying Transaction (the “Trading Price Measurement Period”) with one-third of such 17,400,000 Common Shares issuable upon the achievement of each price threshold, respectively. Notwithstanding the foregoing, if during the Trading Price Measurement Period there is a “change in control,” as such term is defined the Caliva Agreement, the persons who were shareholders of Caliva immediately prior to the Qualifying Transaction will be entitled to all of the previously unpaid Caliva Earnout Shares.

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Pursuant to the terms of the LCV Agreement, on closing a newly-formed wholly-owned subsidiary of the Company merged with and into LCV, with LCV continuing as the surviving entity and becoming one of our wholly-owned subsidiaries. In connection with the closing, the LCV shareholders received a number of Common Shares which was determined by dividing value of approximately $70,000,000 (subject to certain adjustments and holdbacks) by the agreed upon share price of $10.00 per Common Share (the “Initial LCV Share Consideration” and, together with the Initial Caliva Share Consideration, the “Initial Share Consideration”), subject to exceptions for certain U.S. persons that received consideration in cash. In addition, LCV shareholders received a contingent right for up to approximately 3,900,000 additional Common Shares (the “LCV Earnout Shares” and, together with the Caliva Earnout Shares, the “Earnout Shares”) in the event the 20-day VWAP of the Common Shares reaches $13.00, $17.00 and $21.00 within three years of closing, with one-third of such 3,900,000 Common Shares issuable upon the achievement of each price threshold, respectively. Notwithstanding the foregoing, if during the Trading Price Measurement Period there is a “change in control,” as such term is defined in the LCV Agreement, the persons who were shareholders of LCV immediately prior to the Qualifying Transaction will be entitled to all of the previously unpaid LCV Earnout Shares.

Concurrent with the completion of the Qualifying Transaction, LCV acquired SISU Extraction, LLC (“SISU”) pursuant to an agreement and plan of merger dated November 24, 2020 (the “SISU Agreement”). Pursuant to the terms of the SISU Agreement, the transaction was structured as a merger of a newly-formed wholly-owned subsidiary of LCV with and into SISU, with SISU continuing as the surviving entity. Under the terms of the SISU Agreement, upon closing the SISU members received (i) a number of Common Shares which was determined by dividing value of approximately $66,000,000 (subject to certain adjustments and holdback, the “SISU Consideration”) by the agreed upon share price of $10.00 per Common Share, subject to exceptions for certain U.S. persons that received consideration in cash and (ii) approximately $15,000,000 in cash (subject to certain adjustments).

In connection with the completion of the Qualifying Transaction, we amended our Articles to change our name to “TPCO Holding Corp.”, and we do business as “The Parent Company”.

Private Placement

On November 24, 2020, we announced that we had received executed subscription agreements in respect of private placement commitments for approximately $25,087,000 of non-voting shares (“Non-Voting Shares”) and subscription receipts (“Subscription Receipts”) of SCAC Capital Acquisition Inc., a wholly-owned subsidiary of SCAC, at a price of $10.00 per Non-Voting Share or Subscription Receipt (the “Private Placement”). On January 8, 2021, we announced the upsize of the Private Placement resulting in aggregate commitments of approximately $63,000,000 in Subscription Receipts and Non-Voting Shares.

Upon closing of the Qualifying Transaction, investors in the Private Placement received one Common Share in respect of each Subscription Receipt or Non-Voting Share purchased under the Private Placement. Certain purchasers under the Private Placement also received, for no additional consideration, in aggregate approximately 466,000 Common Shares from the Sponsor upon closing of the Qualifying Transaction in consideration of their purchase of the Subscription Receipts. The proceeds from the Private Placement were used in connection with the Qualifying Transaction and to fund our growth following closing of the Qualifying Transaction.

OG Enterprises Branding Transaction

On January 19, 2021, we acquired all of the outstanding equity interests of OG Enterprises Branding, Inc. (“OGE”) not held by us and Caliva pursuant to an agreement among us, Caliva, OGE, SC Branding and SC Vessel 1, LLC dated November 24, 2020 (the “OGE Agreement”). Upon closing, OGE merged with and into Caliva, with Caliva continuing as the surviving entity. Pursuant to the terms of the OGE Agreement, upon closing SC Vessel 1, LLC received 3,000,000 Common Shares and the contingent right to receive up to an additional 1,000,000 Common Shares (the “OGE Earnout Shares”) post-closing in the event the VWAP of the Common Shares reaches $13.00, $17.00 and $21.00 within three years of closing (the “OGE Trading Measurement Period”), with one-third of such 1,000,000 Common Shares issuable upon the achievement of each price threshold, respectively. Notwithstanding the foregoing, if during the OGE Trading Price Measurement Period there is a “change in control,” as such term is defined the OGE Agreement, SC Vessel 1, LLC will be entitled to all of the previously unpaid OGE Earnout Shares. SC Vessel 1, LLC also entered into a lock-up agreement upon closing restricting sales of Common Shares for six months after the closing.

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Brand Strategy Agreement

On November 24, 2020, concurrently with entering into the Caliva Agreement, LCV Agreement and OGE Agreement, we also entered into a brand strategy agreement with SC Branding (the “Brand Strategy Agreement”) for the services of Shawn C. Carter p/k/a JAY-Z pursuant to which, during the BSA Term (as defined below), (a) SC Branding granted us the right and license to use JAY-Z’s approved name, image and likeness rights in approved content for the purposes of advertising, promoting, marketing, publicizing and otherwise commercializing our products and brands, (b) JAY-Z served as our Chief Visionary Officer and (c) SC Branding and JAY-Z promoted our brand portfolio and provide the various services specifically described therein, which included certain enhanced obligations with respect to our “MonoGram” brand. The license of rights and services to be provided by SC Branding and JAY-Z were provided to us on an exclusive basis with respect to the market for cannabis and related products and include obligations of SC Branding and JAY-Z to present any business opportunities within the categories of cannabis and related products to us on the terms specifically described therein.

As part of this arrangement, we organized a new social equity fund with a planned $10,000,000 investment and a planned annual contribution of at least 2% of net income from us, which will invest as one of our wholly integrated divisions under management of our employees, with a goal of supporting efforts to dismantle structural racism in corporate America.

The Brand Strategy Agreement (a) became effective as of consummation of the Qualifying Transaction and was to remain in effect for a period of ten years therefrom (the “BSA Term”); provided, that either us or SC Branding had the ability to terminate the Brand Strategy Agreement without any further liability to either party at any time after the date that is six years after the consummation of the Qualifying Transaction and (b) included customary representations and warranties and indemnification obligations of the parties.

Pursuant to the terms of the Brand Strategy Agreement, subject to SC Branding’s and JAY-Z’s compliance therewith, we issued 2,000,000 Common Shares in respect of rights and services provided in the period prior to closing of the Qualifying Transaction and were required to pay SC Branding an aggregate amount of $38,500,000 over the full BSA Term, payable either in cash or, at SC Branding’s election with respect to any individual payment period, Common Shares.

SC Branding had the right to terminate the Brand Strategy Agreement (a) in the event we are involuntarily delisted from the Exchange, (b) in the event our enterprise value and our subsidiaries are less than an agreed upon threshold for a period of ninety (90) days, (c) upon the occurrence of a change in control of the Company (a “BSA Change of Control”) and (d) for certain other customary bases specified therein. In the event that the Brand Strategy Agreement was properly terminated by SC Branding, we were required to pay to SC Branding the amount of the shortfall, if any, between $18,500,000 and any amounts previously paid to SC Branding under the Brand Strategy Agreement. In the event of a BSA Change of Control, SC Branding had the right to purchase the MonoGram brand and all related MonoGram brand assets (the “MonoGram Assets”) for the fair market value thereof. In addition, in the event that we proposed to sell the MonoGram Assets or OGE (our subsidiary that owns the MonoGram Assets) to a third party in a transaction that does not constitute a BSA Change of Control, SC Branding had a right of first refusal with respect to such sale, subject to certain conditions.

Roc Nation Agreement

On November 24, 2020, we entered into a binding heads of terms (the “Roc Binding Heads of Terms”) with ROC Nation LLC (“Roc Nation”), pursuant to which, during the Roc Term (as defined below), (a) we were Roc Nation’s “Official Cannabis Partner,” and (b) Roc Nation provided strategic and promotional services to us and our brands, including the promotion of our brand portfolio and the provision of artist and influencer relationship services, as well as various other services specifically described therein. Roc Nation’s services and obligations under the Roc Binding Heads of Terms were provided to us on an exclusive and non-competition basis with respect to the market for cannabis and related products and included the obligation of Roc Nation to present any business opportunities within the categories of cannabis and related products to us, certain rights of negotiation with respect to Roc Nation’s roster of talent and other rights on the terms specifically described therein.

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The Roc Binding Heads of Terms became effective as of consummation of the Qualifying Transaction and was to remain in effect for an initial period of three years therefrom (the “Roc Term”); provided, that following the expiration of the Roc Term, Roc Nation’s exclusivity and non-competition obligations were to continue to remain in effect for a period of six months (the “Roc Tail Period”) during which period the parties could have elected to extend the period of the Roc Binding Heads of Terms upon terms to be mutually agreed.

Pursuant to the terms of the Roc Binding Heads of Terms, we issued to Roc Nation $25,000,000 in Common Shares following consummation of the Qualifying Transaction based on the average of the volume-weighted average prices of the Common Shares for each of the 15 trading days up to and including the last trading day of the effective date of the Roc Agreement and will pay Roc Nation additional consideration of $15,000,000 in Common Shares, payable in quarterly issuances over the second and third years of the Roc Term. The price to be paid for these additional Common Shares will be the average of the volume-weighted average prices of the Common Shares for each of the 15 days in advance of the applicable date of issuance of the Common Shares. However, we shall be not required to pay Roc Nation in Common Shares (and instead shall pay Roc Nation in cash), unless, among other things, the Common Shares may be issued without a vote of Company’s stockholders pursuant to the rules of the trading market on which the Common Shares are listed.

Modifications to Roc Nation Agreement and Brand Strategy Agreements

On December 29, 2022, we and certain of our subsidiaries (Caliva, TPCO-US (as defined below), and NC3 (as defined below)), entered into a Modification Agreement (the “Roc Modification Agreement”), with ROC Nation. In addition, on December 29, 2022 we and certain of our subsidiaries entered into a series of agreements with SC Branding and certain of SC Branding’s affiliates, including (a) a Termination Agreement (the “Termination Agreement”), by and between the Company and SC Branding, (b) a Services Agreement (the “Services Agreement”), by and between the Company and SC Branding, (c) a Brand Transfer Agreement (the “Brand Transfer Agreement”), by and among the Company, Caliva, TPCO US Holding, LLC (“TPCO-US”), and NC3 Systems, Inc. (“NC3”), on the one hand, and SC Branding and Mother Room, LLC (“Mother Room”), on the other hand, and (d) a License Agreement, by and between Mother Room and TPCO-US (the “License Agreement” and together with the Termination Agreement, the Services Agreement, and the Brand Transfer Agreement, the “SC Branding Agreements”).

The Roc Modification Agreement supplants the Roc Binding Heads of Terms. The Roc Modification Agreement, among other things, terminated various ongoing Roc Nation service obligations and eliminated future TPCO equity contributions to Roc Nation pursuant to the Binding Heads of Terms. Furthermore, in connection with the Roc Modification Agreement (i) Roc Nation agreed to surrender to the Company 4,865,939 Common Shares, (ii) Roc Nation and the Company agreed to a three-year plan of collaboration with respect to resolving issues of social equity associated with harms created by the prohibition of cannabis and (iii) Roc Nation undertook to introduce various Roc Nation partners and artists to the Company over a three-year period.

Under the SC Branding Agreements, among other things, (A) the parties terminated the Brand Strategy Agreement, (B) the parties cancelled the Company’s obligation to make all future annual payments pursuant to such Brand Strategy Agreement, (C) the parties created a three-year plan of collaboration with respect to resolving issues of social equity associated with harms created by the prohibition of cannabis, (D) the Company and certain of its subsidiaries transferred all rights to the Monogram brand to Mother Room, and (E) Mother Room granted to TPCO-US a license to use the Monogram brand in connection with the legal cannabis businesses in California for an eight-year term, subject to termination under certain conditions. In addition, pursuant to the Brand Transfer Agreement, SC Branding and certain of its affiliates agreed to surrender to the Company 2,255,300.

Coastal Acquisition

On October 1, 2021, we entered into a Unit Purchase Agreement (as subsequently amended, the “Purchase Agreement”) to acquire 100% equity interest in Coastal Holding Company, LLC (“Coastal Holding”). The closing of the transaction was subject to multiple conditions, including the receipt of municipal approval to transfer licenses at seven locations.

At the time we entered into the Coastal Agreement, we advanced $20,700,000 of cash to Coastal Holding, as well as entered into Management Service Agreements (“Coastal MSAs”) with Coastal Holding and certain of its subsidiaries (collectively “Coastal”). As part of the arrangement, we received 9.5% direct interest in Varda Inc., an operating dispensary, as well as an agreement to acquire the remaining 90.5% for $4,500,000 when approval for the transfer of that entity’s license is received.

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The Purchase Agreement and the Coastal MSAs provided us with the power to manage and make decisions that affected the operations of Coastal and Varda Inc., including the management and development of dispensary operations. Pursuant to the Purchase Agreement and Coastal MSAs, we were entitled to a management fee equal to 100% of the revenues generated and were responsible for 100% of the costs and expenses of Coastal. With respect to Varda Inc., we were entitled to 100% of the revenues generated and were responsible for 100% of the costs and expenses, while the non-controlling interest (“NCI”) holder was entitled to 45.25% of any profit distributions.

On November 14, 2022, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among us, Coastal Holding, Coast L Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Buyer”), Coastal MergerSub1, Inc., a California corporation and a wholly owned subsidiary of Buyer (“Merger Sub 1”), Coastal MergerSub2, LLC, a California limited liability company and a wholly owned subsidiary of Buyer (“Merger Sub 2”), Julian Michalowski, as the Equityholders’ Representative, and the other parties thereto. The Purchase Agreement was terminated and superseded by the Merger Agreement, and the Company’s acquisition of Coastal was consummated by the Merger Agreement rather than Purchase Agreement.

Pursuant to the terms of the Merger Agreement, we completed our Acquisition of Coastal Holding on November 14, 2022. Coastal is a retail dispensary license holder and operator founded in Santa Barbara in 2018. Coastal operates six dispensaries located in Santa Barbara, Pasadena, West Los Angeles, Stockton, Concord, and Vallejo, with two additional delivery depots. The total consideration for the acquisition of Coastal was comprised of approximately $28.3 million in cash and 24.9 million Common Shares. Approximately $16.2 million of the cash consideration was previously advanced to Coastal by the Company pursuant to the Purchase Agreement. The Company also advanced $4.5 million in cash in association with Coastal’s option to acquire a dispensary located in Pasadena, California. Of the total cash consideration, approximately $19.2 million was used by Coastal to repay indebtedness and settlement obligations and $9 million was used to acquire the remaining equity of a Coastal dispensary located in Pasadena, California. Transfer of Coastal’s Concord location will occur (with no additional payment by the Company) upon completion of regulatory approvals.

As a result of the Merger, each outstanding membership unit of Coastal Holding held by the former owners of Coastal Holding (the “Sellers”) was converted into the right to receive its pro rata share of a total 24.9 million shares of Buyer common stock (“Buyer Shares”) as specified in the Merger Agreement. Pursuant to an Amended and Restated Exchange Agreement, dated November 14, 2022, among the Company, Buyer and Julian Michalowski, as the representative of the Sellers (the “Exchange Agreement”), the Sellers may exchange their Buyer Shares from time to time for Common Shares on a one share for one share (1:1) basis for no consideration. The Company has reserved 24.9 million Common Shares for issuance upon such exchanges pursuant to the Exchange Agreement.

Caliva

Origins and Expansion

Caliva, one of our predecessors, was formed as Consortium Management Group, LLC (“CMG, LLC”) (a California limited liability company) on February 20, 2015. On August 8, 2017, we undertook a corporate conversion and became a Delaware corporation under the name CMG Partners, Inc. Caliva received our first vertically-integrated license and opened for business in San Jose, California in 2015 under the California Proposition 215 regulatory framework for medical-only Cannabis. Initially, the business consisted of a single retail store, which in November 2016 was named the #1 ranked retail dispensary in the United States by Business Insider, and two initial grow rooms for the cultivation of Cannabis plants. By the end of 2016, with the passage of Proposition 64 in the State of California, which legalized Adult-Use Cannabis within California beginning in 2018, Caliva began rapidly expanding its facilities to encompass the entirety of the Cannabis supply chain, developing a robust vertically-integrated Cannabis business from laboratories and genetics through cultivation, manufacturing, and distribution to consumer retail and delivery. From those first cultivation rooms, Caliva increased grow capacity while adding extraction and refinement capabilities, built manufacturing for proprietary branded products, initiated wholesale sales, distribution and fulfillment teams, and developed proprietary software to offer online access for pick-up and delivery for consumers.

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Caliva also began applying for licenses in other jurisdictions within California in anticipation of further growth. This included licenses in Brisbane, Hanford, Bellflower, Chula Vista, Riverside County and Los Angeles County.

Growth and Governance Changes

In 2018, Caliva tripled in revenue and also achieved a number of financial and corporate milestones. To support that growth through both organic and inorganic expansion in the State of California, Caliva raised a Series A initial equity financing of $75,000,000, which was the then-largest initial equity financing for a private U.S. Cannabis company.. Caliva shortly thereafter restructured Caliva’s board of directors to include, among others, Carol Bartz as chairperson and Gregg Johnson (former SVP of Starbucks), in addition to the two seats occupied by Dennis O’Malley and Steve Allan. The proceeds from the initial equity financing were used to further expand Caliva’s vertically-integrated capacity through production capabilities, branded product development, wholesale distribution, consumer fulfillment, and development of strategic partnerships. During the expansion, Caliva partnered with organizations specializing on specific components of the vertical supply chain.

M&A and Partnerships

In 2019, Caliva doubled in revenue, with significant growth coming from strategic partnerships while Caliva continued to pursue both organic growth and inorganic opportunities, including completing its first acquisitions. In 2019, Caliva acquired three licenses to complement its organic license activities, with two in Los Angeles County and the third in the San Francisco Bay Area. Additionally, Caliva acquired a non-Cannabis beverage company, Live Zola, with the goal to convert it, first, into a hemp-infused and, later, a Cannabis-infused leading branded beverage company.

Also in 2019, Caliva established an exclusive Cannabis partnership with JAY-Z that encompassed both a Chief Brand Strategist position within Caliva and a joint venture agreement to produce ultra-premium branded Cannabis products under the brand “MonoGram”.

During this time, Caliva continued to focus on its corporate governance and expanded its board of directors, adding Jeffry Allen (former NetApp Executive VP of Business Operations and board member) as the Audit Committee chair.

Focus on Vertical Integration Strategy

In late 2019 and early 2020, as the Cannabis capital markets experienced a significant decline, Caliva added Al Foreman (managing partner and Chief Investment Officer of Tuatara Capital) to the board of directors and Caliva undertook a Series B equity financing of nearly $75,000,000. Caliva also expanded its line of credit facility to $25,000,000. The additional equity and debt financing was required to finance Caliva’s net comprehensive losses of $28,025,352, $79,836,812 and $49,676,510 respectively for the years ended December 31, 2018, December 31, 2019 and December 31, 2020.

During this time, Caliva embarked on and executed a shift in strategy, prioritizing first party products through first party channels; that is, Caliva proprietary products sold through Caliva channels. Caliva also unwound or terminated certain partnerships that were no longer conducive to its strategy or where such capabilities were taken in-house. In anticipation of these actions, Caliva further built out its vertical supply chain capabilities, including delivery. As a result, Caliva was able to replace revenues generated by partnerships with third parties with Caliva revenues, resulting in improved margins. During the first four months following the termination of its delivery partnership with a third party in 2020, Caliva not only replaced those delivery revenues, but also grew them by over 25% over the prior four month period, while more than doubling Caliva product sales during the same period through its delivery channel.

In the second quarter of 2020, Caliva launched its Deli Greens flower, Caliva Fresh Flower vapes, and its first edible – Deli Nickels gummies. This launch contributed to single-month record sales, achieving over 50% of first party products through Caliva’s first party channels for the first time during the third quarter of 2020.

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LCV

LCV, one of our predecessors, was a California-based vertically-integrated Cannabis company with extraction, manufacturing, distribution and product/brand development operations, as well as a significant investment in greenhouse Cannabis cultivation.

LCV was incorporated in Delaware and registered in California on June 22, 2018, with its head office located at 975 Corporate Center Parkway, Suite 120, Santa Rosa, California, 95407, and registered office at 1209 Orange Street, Wilmington, DE 19801. The founders’ immediate goal was to curate and equip a management team to build and operate an umbrella of Cannabis and hemp-derived CBD entities, a task which included identifying and exploiting consolidation and investment opportunities and building operational efficiencies and scalable business models in the most significant Cannabis market in the world. LCV quickly met its initial success metrics through a concentration on middle-of-the-supply chain Cannabis manufacturing, distribution, and brand development and stewardship operations, as well as through its hemp-derived CBD businesses.

At the time we acquired LCV, LCV directly or indirectly owned or was a primary investor in 16 state-issued Cannabis licenses and 1 pending license across 5 fully operational facilities. In addition, LCV owned a fully operational hemp-CBD product manufacturing facility compliant with federal, state, and local laws and regulations at the time of our acquisition.

SISU

SISU was formed under the laws of California in September 2017. SISU is a full-service supply chain solution offering processing of harvested plant material into distillate/oil, and flower sales services to cultivators. SISU also provided wholesale concentrates and flower as well as white labeling services to the largest brands in the state of California. Based in Eureka, California, SISU developed a business model offering cultivators a profit split for distillation services in 2018. On October 31, 2022, we finalized the sale of SISU for $317,000 cash. In addition, the purchaser agreed to enter into a multi-strategic supply agreement providing us the right, but not the obligation, to purchase cannabis oil and flower brokerage services for a period of 24 months on preferred terms.

DESCRIPTION OF THE BUSINESS

We are a consumer-focused cannabis company based in the United States focused on the recreational and wellness markets. Our operations in California are focused on building winning brands supported by our omni‑channel ecosystem. Our platform was designed to create the most socially responsible and culturally impactful cannabis company in the United States, producing consistent, well-priced products and culturally relevant brands that are distributed to third-party retailers as well as direct-to-consumer via our delivery service and strategically located storefront retail locations across California. A full portfolio of products and brands that appeal to a broad range of user groups, need-states and occasions, offered at many price points, and with various brand value propositions, are produced at a high caliber of quality. We believe our delivery and storefront retail outlets will allow us to achieve high gross-margins on many of our products, forge one-on-one relationships between our brands and consumers and collect proprietary consumer data and insights.

As part of our cost reduction initiatives, we recently took the following actions:

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Pause of In-House Cultivation Activities. In mid-September 2022, we paused our in-house cultivation activities in response to the availability of lower cost flower that meets our quality specifications for our first party brands.

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Sale of Bulk Wholesale Business. On October 31, 2022, we finalized the sale of our bulk wholesale business (SISU Extraction LLC) for $317,000 cash. In addition, the purchaser of our bulk wholesale business has entered into a multi-strategic supply agreement providing us with the right, but not the obligation, to purchase cannabis oil and flower brokerage services from the business at preferred terms through October 2024.

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Outsourcing of Manufacturing. During October 2022, product manufacturing was outsourced to third-party processors, which the Company expects will achieve an average of 27% cost savings on these products. In addition to margin improvement, we expect to benefit from strong R&D capabilities of our third party processors to produce innovative products for our future.

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Supply Chain. On November 18, 2022, we began our transformation of the supply chain team, moving from an internal distribution model to an external drop ship model to all TPCO stores and wholesale account stores. These changes began with the reduction of our labelling and serialization team, as all first party product began moving through NABIS, a leading cannabis wholesale platform in California, in mid-December 2022. By the end of 2022, we reduced the team of 43 to 12 FTEs, amounting to approximately $2.2 million in annualized payroll savings.

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Optimization of Delivery Footprint. In response to changes to California’s cannabis delivery regulations to increase the allowed delivery “case pack value” limit that took effect in November 2022, we have acted to optimize our delivery footprint. Under prior regulations, delivery drivers were allowed to carry a maximum of $5,000 worth of product in a vehicle, of which a maximum of $3,000 of which was permitted to be product that was not part of an order made before the driver left the delivery depot. The new regulations have doubled the “case pack value” limit to $10,000, all of which can be product not part of a previously made order. In response to these new regulations, we have elected to dispose of select redundant delivery depot locations, including Culver City, Chula Vista and Sacramento operations, as many geographic regions can now be more efficiently managed. We continue to have a dedicated delivery depot in Brisbane. These dispositions resulted in $500,000 in gross sale proceeds and annual cost savings of $1.8 million.

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Workforce Reduction. We continue to consolidate operational functions within the organization, which we expect to lead to further cost reductions overall. Including an estimated $4 million payroll savings expected to be achieved by pausing cultivation in mid-September 2022. As of December 31, 2022, we had reduced our workforce by 40% from the beginning of 2022 and expect to realize annual payroll savings of approximately $17 million.

While we are focused on the recreational and wellness markets, a small portion (estimated to be less than 1%) of our revenues is derived Medical-Use Cannabis.

Our operational footprint spans production, manufacturing, brands, retail and delivery. Our management team and directors bring together deep expertise in cannabis, consumer packaged goods, investing and finance, from start-ups to publicly traded companies. We aim to leverage the collective industry experience of our management and directors.

Following our exit from the bulk wholesale business, we view our business as having one sales channel: omni-channel retail comprised of brick and mortar retail, e-commerce pick up & delivery, as well as the sale of various branded wholesale products. As of December 31, 2022, we operate twelve omni-channel retail locations and one stand-alone delivery depot. We operate four store brands, Caliva, Deli by Caliva, Coastal and Calma.

Our continuing operations revenue for the year ended December 31, 2022 was $83,637,407 compared to $79,924,941 in the comparative year ended December 31, 2021 representing growth of 4.6%, respectively.

As we continue to scale and integrate our business, we are incurring operating losses. Our operating losses for the year ended December 31, 2022 totaled $242,938,787, (including an impairment loss of $130,566,825) compared with $733,885,024 (including an impairment loss of $575,498,897) in the comparative year ended December 31, 2021. We are actively evaluating additional cost reductions and business optimization to reduce our cash burn in the near term.

Our financial results for the period ended December 31, 2021 did not include operating results from January 1, 2021 to January 15, 2021 due to the fact that the Qualifying Transaction, pursuant to which our business operations began, closed on January 15, 2021. Accordingly, our results of operations are not necessarily comparable between the year ended December 31, 2022 and the year ended December 31, 2021.

Through a combination of (i) professional leadership, (ii) omni-channel operations, (iii) technology and data driven practices, (iv) brand and product expertise, and (v) social justice and equity advocacy, we intend to set the example globally as a best-in-class cannabis operation.

Distribution

As previously announced, the Company has transitioned its wholesale distribution activities to Nabis, a leading cannabis wholesale platform in California.

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Brands

We have a portfolio of over eight owned and licensed brands covering key consumer form-factors such as whole flower, pre-rolls, infused pre-rolls, vaporizer cartridges in both distillate and live resin format, concentrates, gummies, chocolate and capsules, tinctures and topicals. We strive to produce high quality products and brands that appeal to both new and experienced cannabis users – such as the High Times Cup-winning Caliva brand of flower. Monogram is a brand developed in partnership with JAY-Z, which was announced in October 2020 and addresses the ultra-premium price point for flower and pre-rolls.

Our brand portfolio addresses a wide range of consumers, need-states and occasions with our variety of brands and form-factors, and we believe there are additional opportunities to expand the portfolio through innovation, partnerships and acquisitions.

In addition, we operate four store brands, Caliva, Deli by Caliva, Coastal and Calma.

Brick and Mortar Retail

We operate twelve retail dispensaries strategically located across the state of California. These retail locations offer consumers a wide variety of owned and third-party brands and products via walk-in and in-store pick-up. On October 1, 2021, we acquired 100% of the equity of Calma, an operating dispensary located in West Hollywood, California, for a total consideration of $11,500,000, consisting of $8,500,000 in cash and $3,000,000 of in Common Shares (the “Calma Agreement”). On October 1, 2021, we closed the first tranche under the Calma Agreement, with the acquisition of 85% of Calma’s equity securities. The transfer of the remaining 15% equity of Calma occurred in September 2022. In accordance with the agreement, we issued $1,500,000 in Common Shares to the seller in connection with the remaining 15% of Calma. We strive to prioritize the merchandising and maximize sales of our own portfolio of brands and products in retail as a means of maximizing overall gross margins. We expect a significant portion of retail sales to be of owned brands, in addition to planned product innovations, consisting of many form-factors across multiple price points that address a wide variety of consumer segments, need-states and occasions. On November 14, 2022, we also closed our acquisition of Coastal Holding.

As of the date of December 31, 2022, the following is a list of our retail locations, all of which are in California:

• Santa Barbara	• Pasadena
• West Los Angeles	• Stockton
• Vallejo • West Hollywood • Bellflower • Hanford	• San Jose (x2) • Ceres • Concord

Delivery

We offer direct-to-consumer delivery of owned brands as well as third-party brands out of eleven locations; four in Southern California, three in Central California and four in the San Francisco Bay Area. We operate our own delivery depots and directly employ our delivery drivers. Our delivery business is subject to state regulatory changes, including as to case pack limits relating to how much product that drivers can carry at one time.

Our direct-to-consumer offerings include an integrated e-commerce platform offering express delivery and scheduled delivery, allowing us to extend our reach beyond physical retail locations and expand interactions with our customers, while beating the illicit market on convenience and safety. The omni-channel e-commerce platform generates proprietary consumer data which informs product and brand development, corporate development, distribution and personalization. We leverage this consumer data and data-driven inventory management practices to refine our menu and inventory management, including offering a menu that is dynamic based on user location. Offering direct-to-consumer delivery allows consumers to access our selection of owned and third-party brands conveniently across a significant portion of Northern, Central and Southern California. We strive to prioritize the merchandising and maximize sales of our own portfolio of brands and products on the delivery platform as a means of maximizing overall gross margins. We expect a significant portion of delivery sales to be of owned brands, in addition to planned product innovations, consisting of many form-factors across multiple price points that address a wide variety of consumer segments and occasions. We leverage a mix of express and scheduled delivery offerings as a means to maximize the value of product delivered per driver shift and minimize the overall cost-per-delivery.

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In March 2022, the state of California issued notable new regulations pertaining to cannabis delivery. First, the state increased the total value of cannabis goods delivery employees can carry in their vehicle from $5,000 to $10,000. Second, for purposes of this limit, the state removed any distinction between “ordered” and “unordered” product. These changes will afford cannabis delivery operators considerably more flexibility, allowing them to carry a broader array of products and serve a larger geographic area. These regulations took effect in November 2022.

In response to these new regulations, we have elected to dispose or pause operations of select redundant delivery depot locations, including Culver City, Chula Vista and Sacramento operations, as many geographic regions can now be more efficiently managed. Going forward, we expect to only have a dedicated delivery depot in Brisbane. These dispositions resulted in $500,000 in gross sale proceeds and are expected to result in additional annual cost savings.

E-Commerce Pick Up and Delivery

Our e-commerce offerings are centered on Caliva.com, a centralized user-centric e-commerce platform. In addition to accessing online pickup and delivery of our products through Caliva.com, customers can access online pickup and delivery through the Caliva App in Apple’s App Store. This is a differentiated online platform in cannabis, an industry in which most shopping interactions occur in simple brick-and-mortar retail environments. This platform facilitates seamless orders for in-store pickup and delivery at our retail locations, as well as for delivery to our customers throughout the delivery radius of our delivery depot.

Our e-commerce platform offers a wide range of both owned brands and products as well as third-party brands and products. Owned brands and products are prioritized in merchandising and therefore it is anticipated they will make up a substantial portion of total sales, resulting in increased profit margins. Our e-commerce platform also enables us to use consumer data to drive personalization and product recommendations to customers, thereby encouraging loyalty and re-orders.

Paused Cultivation Operations

Until mid-September 2022, we operated over 35,000 square feet of indoor cultivation space producing premium flower for product lines on the higher-end of the price spectrum – Monogram, Caliva and others.

In mid-September 2022, in-house cultivation was paused in response to the availability of lower cost flower that meets our quality specifications for our first party brands. We have a procurement network of over 50 cultivators throughout California to purchase everything from low-cost outdoor, high-quality mid-priced greenhouse, and premium indoor flower as required by our portfolio of brands. We expect to achieve significant margin enhancement, as well as cost certainty with strategic sourcing relationships in place. We anticipate that the pause of in-house cultivation will reduce annual cash operating expenses by approximately $1.8 million and associated annual payroll by approximately $4 million by eliminating 70 positions or approximately 14% of the workforce for total savings of approximately $5.8 million annually.

On May 16, 2021, we entered into a membership interest purchase agreement (the “Membership Interest Purchase Agreement”) to obtain leasehold interests of approximately 10 years duration in each of four one-acre parcels of land that are licensed for outdoor cannabis grow (collectively, the “Outdoor Grow Properties”). On May 21, 2021 (the “Effective Date”), we entered into a series of cultivation and supply agreements with each of the leaseholders of the Outdoor Grow Properties and Mosaic. AG, Inc. (“Mosaic.Ag”), pursuant to which Mosaic.Ag agreed to cultivate cannabis on each of the Outdoor Grow Properties on our behalf for a period commencing on the Effective Date of and ending at least three years from the closing of the transactions contemplated by the Membership Interest Purchase Agreement, with options to extend for up to five years (the “Cultivation and Supply Agreements”). Under the terms of the Membership Interest Purchase Agreement, as of the Effective Date, we and Mosaic.Ag obtained access to the Outdoor Grow Properties and began to commence cannabis cultivation activities under the Cultivation and Supply Agreements. The purchase price under the Membership Interest Purchase Agreement is $6,000,000 in cash, $2,500,000 in our Common Shares payable on the closing date (with the number of shares issued based on the volume-weighted average price per common share for the ten consecutive trading days prior to the closing date) and up to 1,309,263 of our Common Shares subject to an earnout based on the production value of cannabis grown on the Outdoor Grow Properties over the twenty-four months following the Effective Date. The closing of the transactions contemplated by the Membership Interest Purchase Agreement are dependent on the satisfaction of various closing conditions, multiple of which were not met by the end of the second quarter of 2022 as required by the Membership Interest Purchase Agreement. Further, Mosaic.Ag was unable to produce sufficient quantities of biomass according to Company quality standards and pursuant to the Cultivation Supply Agreements. For the foregoing reasons, we delivered to Mosaic on June 30, 2022, notice of our exercise of our contractual rights to terminate each of the Cultivation and Supply Agreements and the Membership Interest Purchase Agreement effective on such date and requested that Mosaic.Ag present an acceptable restructure to the arrangements and/or a payback plan for the owed refund and for the upfront payment under the promissory note. Pursuant to the terms of the Membership Interest Purchase Agreement, on the Effective Date, we advanced to the seller $5,650,000 secured by a promissory note, which note is now past its maturity date. Pursuant to the terms of the Cultivation and Supply Agreements, we made payments for cannabis product in advance based on a projected aggregate yield, with Mosaic owing a refund for any overpayment in the event of the actual yield (as measured at the conclusion of the growing season) being less than the projected yield, which event did transpire, triggering a refund owed us of approximately $1,500,000. Mosaic.Ag has contested certain of the Company’s positions and has claimed an inability to pay the owed cash amounts. For the foregoing reasons, the Company filed a lawsuit against Mosaic.Ag and related individuals on December 16, 2022, in the Superior Court of California, County of Santa Clara, alleging breach of contract and asking for declaratory relief. Defendants have not yet responded to the complaint.

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Discontinued Extraction Operations

On October 31, 2022, we finalized the sale of our bulk wholesale business (SISU Extraction LLC) for $317,000 cash. In addition, the purchaser of our bulk wholesale business has entered into a multi-strategic supply agreement providing us with the right, but not the obligation, to purchase cannabis oil and flower brokerage services from the business at preferred terms through October 2024.

Outsourced Manufacturing

During Q3 2022, product manufacturing was outsourced to third-party processors, which we expect will result in significant cost savings on these products. In addition to margin improvement, we expect to benefit from strong R&D capabilities to produce innovative products for our future.

Factors Affecting Our Performance

Our performance and future success depends on a number of factors. These factors are also subject to a number of inherent risks and challenges, some of which are discussed below.

Branding

We have built our brands with a focus on the growing direct to consumer (“DTC”) market. We understand that it is critical to establish trust at all levels of our operations, starting with an executive team and our Board that believe in “doing business the right way”, focusing on long-term shareholder value and creating trust with our various stakeholders. We strive to prioritize our consumers and our employees (who we refer to as “associates”). We establish trust with our consumers through their experience, which encompasses not only our award-winning products but the consumer’s full buying experience. At The Parent Company, we make information on the products that consumers choose readily available, including the ability to interact with our associates at not only our retail locations, but also curbside as well as through phone and video consultations. Trust comes from the product, and we are known for our transparency in production and compliance with the highest standards in the industry. Our brand strategy is a “House of Brands” strategy, providing the ability to expand our product lines to meet changing consumer tastes and preferences.

Employees

As of December 31, 2022, we had a total of 414 employees, of whom 267 were full-time and 147 were part-time.

Regulation

We are subject to the local and federal laws in the jurisdictions in which we operate. We hold all required licenses for distribution of our products in the jurisdictions in which we operate and continuously monitor changes in laws, regulations, treaties and agreements. We are licensed to cultivate, manufacture, distribute and sell wholesale and retail cannabis and cannabis products. We operate in, and/or have ownership interests in businesses operating in, California, pursuant to the California Medicinal and Adult-Use Cannabis Regulation and Safety Act.

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Product Innovation and Consumer Trends

Our business is subject to changing consumer trends and preferences, which is dependent, in part, on continued consumer interest in new products. The success of new product offerings depends upon a number of factors, including our ability to: (i) accurately anticipate customer needs; (ii) develop new products that meet these needs; (iii) successfully commercialize new products; (iv) price products competitively; (v) produce and deliver products in sufficient volumes and on a timely basis; and (vi) differentiate product offerings from those of our competitors.

Quality Testing

Prior to release to the commercial market, each batch of packaged cannabis biomass and/or manufactured cannabis products (collectively “cannabis goods”) must have a batch-specific Certificate of Analysis (“COA”) from a testing laboratory (“lab”). Labs are independent, third-party entities licensed by the California’s Department of Cannabis Control (“DCC”). A COA is a legally binding document created by the lab that shows the analytical quality test results of each batch of cannabis goods indicating whether the batch is safe for human consumption. Upon issuance, COAs are uploaded by the lab into the State’s track-and-trace system, METRC, for version control and may not be amended. As reflected on each COA, a lab tests each batch of cannabis goods for cannabinoid content, presence of foreign materials, heavy metals, microbial impurities, mycotoxins, moisture content and water activity, residual pesticides, and residual solvents and processing chemicals. State regulations stipulate “passing” and “failing” criteria within each of the elements tested and indicated on the COA.

In compliance with applicable regulations, we must allow a lab to enter our licensed premises to conduct batch-sampling of cannabis goods. The lab removes a representative sample of each batch of cannabis goods to quality test the elements listed above. Once a representative sample of a batch of cannabis goods is submitted for COA testing, we cannot conduct any further manufacturing, packaging, or other activity that may impact the quality, form, or purity of the overall batch. Batches that receive a “failing” COA must be remediated or destroyed in compliance with applicable regulations. Batches that receive a “passing” COA are cleared for entry into the commercial market.

Specialized Knowledge, Skills, Resources & Equipment

Knowledge with respect to sourcing and evaluating high-quality cannabis is important in the cannabis industry. The nature of growing cannabis is not substantially different from the nature of growing other agricultural products. Variables such as temperature, humidity, lighting, air flow, watering and feeding cycles are meticulously defined and controlled to produce consistent product and to avoid contamination.

We procure the primary component of our finished products, namely cannabis. Our cultivation partners are dependent on a number of key inputs and their related costs including raw materials and supplies related to our growing operations, as well as electricity, water and other utilities. See “Risk Factors –Risks Related to the Company’s Products and Services – The Company is reliant on key inputs”.

Equipment used is specialized but is readily available and not specific to the cultivation of cannabis. Subject to available funding, we do not anticipate any difficulty in obtaining equipment.

We anticipate an increased demand for skilled manpower, energy resources and equipment in connection with our expected continued growth.

Social Equity

We believe in the paramount importance of promoting social equity in the cannabis industry as a core part of our business operations. As such, concurrent with the closing of the Qualifying Transaction, we launched a new social equity fund, Social Equity Ventures LLC (“SEV”), focused on investing in Black and other people-of-color cannabis entrepreneurs. The social equity venture fund identifies, conducts diligence on, and invests in such entrepreneurs as a means of directly impacting the issues of social equity and diversity in the cannabis industry. SEV invests and supports social equity initiatives as a wholly integrated division under management of our employees. SEV, where possible, will leverage existing social equity programs as well as not-for-profit organizations engaged in social equity license application support, entrepreneur mentorship, workforce development, and entrepreneurial community-building. On May 27, 2021, we created a Social Equity Advisory Committee comprised of thought leaders across cannabis, civil rights activism, criminal justice reform, policy advocacy and impact investing. Through December 31, 2022, we have invested approximately $1,300,000 in three investments being Stanton Brands (dba Josephine & Billie’s), Peakz LLC and Digistrains.

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In January 2023, SEV launched its “Brand Success Program”. The Brand Success Program is a 12-week program implemented to provide minority owned brands with guaranteed shelf space and individualized mentorship by TPCO Sales, Marketing, Retail, and Operational Leaders. Brands will learn best practices, operational procedures, and tips that can be applied to any retail outlet nationwide. The goal of the program is to empower each Brand with the knowledge and opportunity to scale their business, market efficiently, increase brand awareness while building customer loyalty, and boost sales; thus, creating a solid, sustainable, and scalable business.

We have repositioned our social equity venture fund to become the centralized owner of all corporate social responsibility activities undertaken with the mission to provide Black and underrepresented minorities with the foundation to succeed in the legal cannabis industry through education, advocacy and access to capital.

Intellectual Property

The Company has a portfolio of industry leading products and brands. As part of the Company’s brand strategy, it strives to protect its proprietary products and brand elements and its brand as California’s premier consumer cannabis product company. Intellectual property (“IP”) protection is pursued both in its ability to sell products and brands through first “Freedom to Operate” searches and subsequently, reviewing proprietary and protectable claims, branding, technology, or design assets. The Company evaluates opportunities for IP protection for its portfolio of finished goods. The Company’s IP protection ranges from trademarks to patents to trade secrets and covers anything from packaging development, claims, operations, information technology, and branding.

Additionally, the Company partners from time to time with other companies and pursues further IP protection through licensing and collaboration with those partners.

The Company seeks to protect its proprietary information, in part, by executing confidentiality agreements with third parties and partners and non-disclosure and invention assignment agreements with its employees and consultants. These agreements are designed to protect its proprietary information and ensure ownership of technologies that are developed through its relationship with the respective counterparty. The Company cannot guarantee, however, that these agreements will afford it adequate protection of its intellectual property and proprietary information rights.

Competitive Conditions

We compete on multiple fronts, including in retail, delivery and branded wholesale, and experience competition in each of these areas. We compete on the basis of the price, the quality of our products and our omni-channel direct to consumer platform. From a retail perspective, we compete with other licensed retailers and delivery companies in the geographies where retail and delivery services are located. These other retailers range from small local operators to more significant operators with a presence throughout the State of California and other states in the United States. From a product perspective, we compete with other manufactures of brands for shelf space in third-party owned dispensaries throughout California. Indirectly, we compete with the illicit market, including many illegal dispensaries that continue to exist in the state of California.

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UNITED STATES REGULATORY ENVIRONMENT

Cannabis Industry Regulation

On February 8, 2018, the Canadian Securities Administrators revised their previously released Staff Notice 51-352 -Issuers with U.S. Marijuana-Related Activities (“Staff Notice 51-352”), which provides specific disclosure expectations for issuers that currently have, or are in the process of developing, cannabis-related activities in the United States as permitted within a particular state’s regulatory framework. All issuers with U.S. cannabis-related activities are expected to clearly and prominently disclose certain prescribed information in prospectus filings and other required disclosure documents. As a result of our existing operations in California, we are providing the following disclosure pursuant to Staff Notice 51-352.

We derive a substantial portion of our revenues from state legalized: (i) cannabis, and products containing cannabis, used by someone 21 or older that is not a medical cannabis patient (where use may include inhalation, consumption, or application) (“Adult-Use Cannabis”) and (ii) to a lesser extent, cannabis and products containing cannabis used by medical cannabis patients in accordance with applicable state law, but for which no drug approval has been granted by the United States Food and Drug Administration (where use may include inhalation, consumption, or application) (“Medical-Use Cannabis”) ((i) and (ii) collectively “Regulated Cannabis”). The Regulated Cannabis industry is illegal under U.S. Federal Law. We are directly involved (through our licensed subsidiaries) in both the Adult-Use Cannabis and Medical-Use Cannabis industry in the State of California, which has legalized and regulated such industries.

The United States federal government regulates certain drugs through the United States Controlled Substances Act (“CSA”) and through the Food, Drug & Cosmetic Act (21 U.S.C. §§ 301-392) (the “FDCA”). The CSA schedules controlled substances, including “marihuana” (defined as all parts of the plant cannabis sativa L. containing more than 0.3 percent THC), based on their approved medical use and potential for abuse. Marihuana (also referred to as cannabis) and THC (“except for tetrahydrocannabinols in hemp”) are each classified as Schedule I controlled substances (21 U.S.C. § 812(c)). The Drug Enforcement Administration (“DEA”), an agency of the U.S. Department of Justice (the “DOJ”) defines Schedule I drugs, substances or chemicals as “drugs with no currently accepted medical use and a high potential for abuse.” The United States Food and Drug Administration (the “FDA”), which implements and enforces the FDCA, regulates, among other things, drugs used for the diagnosis or treatment of diseases. The FDA has not approved cannabis as a safe and effective treatment for any medical condition, and regularly issues cease-and-desist letters to manufacturers of CBD products making health claims to consumers in contravention of the FDCA. The FDA has approved drugs containing THC and CBD, individual cannabinoids in the plant cannabis sativa L., for a narrow segment of medical conditions.

State laws that permit and regulate the cultivation, production, distribution, sale and use of Medical-Use Cannabis or Adult-Use Cannabis are in direct conflict with the CSA, which makes cannabis and THC distribution and possession federally illegal. Although certain states and territories of the U.S. authorize Medical- Use Cannabis or Adult-Use Cannabis production and distribution by licensed or registered entities, under U.S. federal law, the possession, cultivation, and/or transfer of cannabis and THC is illegal and any such acts are criminal acts under any and all circumstances under the CSA. Additionally, any cultivation, manufacture, possession, distribution and/or sale of cannabis accessories, in states without laws expressly permitting such activity, are also federally illegal activity under the CSA. Although our activities are believed to be compliant with applicable California state and local law, strict compliance with state and local laws with respect to cannabis does not absolve us of liability under United States federal law, nor does it provide a defense to any federal proceeding which may be brought against us.

However, in October 2022, President Biden directed the Department of Justice and Department of Health & Human Services to conduct a review of the scheduling status of cannabis. Without any guarantee, it is anticipated that cannabis may be rescheduled or descheduled entirely within the next 12-24 months.

As of December 31, 2022, 38 U.S. states, and the District of Columbia and the territories of Guam, Puerto Rico, the U.S. Virgin Islands, and the Northern Mariana Islands have legalized the cultivation and sale of Medical-Use Cannabis, with at least 4 of the remaining states expected to pass such legalization measures within the next 12 months. In 21 U.S. states, the sale and possession of both Medical-Use Cannabis and Adult-Use Cannabis has been legalized, though due to the time period between a state’s legalization of commercial cannabis activities and the completion of its regulatory framework and marketplace launch, the purchase of Adult-Use Cannabis is currently possible in 18 states, with the remainder of the currently-legal states to commence sales activities later in 2023 or in 2024. The District of Columbia has legalized Adult-Use Cannabis but has not yet permitted the commercial sale of Adult Use Cannabis, however, Adult-Use sales are likely to commence in 2024.

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Eleven states have also enacted low-THC / high-CBD only laws for medical cannabis patients. The sale and possession of both Medical-Use Cannabis and Adult-Use Cannabis is legal in the State of California, subject to applicable licensing requirements and compliance with applicable conditions.

Under President Barack Obama, the U.S. administration attempted to address the inconsistencies between federal and state regulation of cannabis in a memorandum which then-Deputy Attorney General James Cole sent to all United States Attorneys on August 29, 2013 (the “2013 Cole Memorandum”) outlining certain priorities for the DOJ relating to the prosecution of cannabis offenses. The 2013 Cole Memorandum noted that in jurisdictions that have enacted laws legalizing or decriminalizing Regulated Cannabis in some form and that have also implemented strong and effective regulatory and enforcement systems to control the cultivation, processing, distribution, sale and possession of Regulated Cannabis, conduct in compliance with those laws and regulations is less likely to be a priority at the federal level. The DOJ did not provide (and has not provided since) specific guidelines for what regulatory and enforcement systems would be deemed sufficient under the 2013 Cole Memorandum. In light of limited investigative and prosecutorial resources, the 2013 Cole Memorandum concluded that the DOJ should be focused on addressing only the most significant threats related to cannabis, a non-exhaustive list of which was enumerated therein.

On January 4, 2018, U.S. Attorney General Jeff Sessions formally issued a new memorandum (the “Sessions Memorandum”), which rescinded all “previous nationwide guidance specific to marijuana enforcement,” including the 2013 Cole Memorandum. The Sessions Memorandum stated, in part, that current law reflects “Congress’ determination that Cannabis is a dangerous drug and Cannabis activity is a serious crime”, and Mr. Sessions directed all U.S. Attorneys to enforce the laws enacted by Congress by following well-established principles when pursuing prosecutions related to cannabis activities. There can be no assurance that the federal government will not enforce federal laws relating to cannabis in the future. As a result of the Sessions Memorandum, federal prosecutors are now free to utilize their prosecutorial discretion to decide whether to prosecute cannabis activities despite the existence of State-level laws that may be inconsistent with federal prohibitions. No direction was given to federal prosecutors in the Sessions Memorandum as to the priority they should ascribe to such cannabis activities, and resultantly it is uncertain how active U.S. federal prosecutors will be in relation to such activities.

We believe it is still unclear what prosecutorial effects will be created by the rescission of the 2013 Cole Memorandum. We believe that the sheer size of the Regulated Cannabis industry, in addition to participation by state and local governments and investors, suggests that a large- scale enforcement operation would more than likely create unwanted political backlash for the DOJ and the Biden administration in certain states that heavily favor decriminalization and/or legalization. Regardless, cannabis and THC remain Schedule I controlled substances at the federal level, and neither the 2013 Cole Memorandum nor its rescission has altered that fact. The federal government of the United States has always reserved the right to enforce federal law in regard to the manufacture, distribution, sale and disbursement of Medical-Use Cannabis or Adult-Use Cannabis, even if state law permits such cultivation, manufacture, distribution, sale and disbursement. We believe, from a purely legal perspective, that the criminal risk today remains similar to the risk on January 3, 2018. It remains unclear whether the risk of enforcement has been altered. Additionally, under United States federal law, it is a violation of federal money laundering statutes for financial institutions to take any proceeds from the sale of Regulated Cannabis or any other Schedule I controlled substance. Canadian banks are likewise hesitant to deal with cannabis companies, due to the uncertain legal and regulatory framework of the industry. Banks and other financial institutions, particularly those that are federally chartered in the United States, could be prosecuted and possibly convicted of money laundering for providing services to Regulated Cannabis businesses. While Congress is considering legislation that may address these issues, there can be no assurance that such legislation passes.

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Despite these laws, the U.S. Department of the Treasury’s Financial Crimes Enforcement Network (“FinCEN”) issued a memorandum on February 14, 2014 (the “FinCEN Memorandum”) outlining the pathways for financial institutions to bank state-sanctioned Regulated Cannabis businesses in compliance with federal enforcement priorities. The FinCEN Memorandum echoed the enforcement priorities of the 2013 Cole Memorandum and stated that in some circumstances, it is possible for banks to provide services to cannabis-related businesses without risking prosecution for violation of federal money laundering laws. Under these guidelines, financial institutions must submit a Suspicious Activity Report (“SAR”) in connection with all cannabis-related banking activities by any client of such financial institution, in accordance with federal money laundering laws. These cannabis-related SARs are divided into three categories-cannabis limited, cannabis priority, and cannabis terminated-based on the financial institution’s belief that the business in question follows state law, is operating outside of compliance with state law, or where the banking relationship has been terminated, respectively. On the same day that the FinCEN Memorandum was published, the DOJ issued a memorandum (the “2014 Cole Memorandum”) directing prosecutors to apply the enforcement priorities of the 2013 Cole Memorandum in determining whether to charge individuals or institutions with crimes related to financial transactions involving the proceeds of cannabis-related conduct. The 2014 Cole Memorandum has been rescinded as of January 4, 2018, along with the 2013 Cole Memorandum, removing guidance that enforcement of applicable financial crimes against state-compliant actors was not a DOJ priority.

However, former Attorney General Sessions’ rescission of the 2013 Cole Memorandum and the 2014 Cole Memorandum has not affected the status of the FinCEN Memorandum, nor has the Department of the Treasury given any indication that it intends to rescind the FinCEN Memorandum itself. Though it was originally intended for the 2014 Cole Memorandum and the FinCEN Memorandum to work in tandem, the FinCEN Memorandum is a standalone document which explicitly lists the eight enforcement priorities originally cited in the 2013 Cole Memorandum. As such, the FinCEN Memorandum remains intact, indicating that the Department of the Treasury and FinCEN intend to continue abiding by its guidance. However, FinCEN issued further guidance on December 3, 2019, in which it acknowledged that the Agricultural Improvement Act of 2018 (the “Farm Bill”) removed hemp as a Schedule I controlled substance and authorized the United States Department of Agriculture (“USDA”) to issue regulations governing, among other things, domestic hemp production. The guidance states that because hemp is no longer a controlled substance under federal law, banks are not required to file SARs on these businesses solely because they are engaged in the growth or cultivation of hemp in accordance with applicable laws and regulations. The guidance further notes that for hemp-related customers, banks are expected to follow standard SAR procedures, and file a SAR if indicia of suspicious activity warrants. FinCEN noted in its December 2019 guidance that the 2014 SAR reporting structure for cannabis remains in place even with the passage of the Farm Bill and this additional guidance related to hemp. FinCEN confirmed this point in guidance issued on June 29, 2020, and clarified that, if proceeds from cannabis-related activities are kept separate, a SAR filing is only required for the cannabis-related part of a business that engages in both cannabis and hemp activity.

Although the 2013 Cole Memorandum has been rescinded, one legislative safeguard for the Medical-Use Cannabis industry has historically remained in place: Congress adopted a so-called “rider” provision to the fiscal years 2015, 2016, 2017, 2018, 2019, 2020 and 2021. Consolidated Appropriations Acts (currently referred to as the “Joyce-Blumenauer Amendment”) to prevent the federal government from using congressionally appropriated funds to enforce federal cannabis laws against regulated Medical-Use Cannabis actors operating in compliance with state and local law. The Joyce-Blumenauer Amendment was renewed through the signing of the fiscal year 2022 omnibus bill, which extended the protections of the Amendment through December 16, 2022. The fiscal year 2023 spending package included the Joyce-Blumenauer rider, which extended the rider until fiscal year 2024.

However, should the Joyce-Blumenauer Amendment not be renewed upon expiration in subsequent spending bills, there can be no assurance that the federal government will not seek to prosecute cases involving medical cannabis businesses that are otherwise compliant with State law. Such potential proceedings could involve significant restrictions being imposed upon us.

The United States Congress has passed appropriations bills each of the last four years that have not appropriated funds for prosecution of cannabis offenses of individuals who are in compliance with state medical cannabis laws. American courts have construed these appropriations bills to prevent the U.S. federal government from prosecuting individuals when those individuals comply with state law relating to approved medical uses. However, because this conduct continues to violate U.S. federal law, American courts have observed that should Congress at any time choose to appropriate funds to fully prosecute the CSA, any individual or business—even those that have fully complied with state law—could be prosecuted for violations of U.S. federal law. And if Congress restores funding, the government will have the authority to prosecute individuals for violations of the law that took place before received funding under the CSA’s five-year statute of limitations.

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In recent years, certain temporary federal legislative enactments that protect the Medical-Use Cannabis and industry have also been in effect. For instance, cannabis businesses that are in strict compliance with state law receive a measure of protection from federal prosecution by operation of a temporary appropriations measures that has been enacted into law as an amendment (or “rider”) to federal spending bills passed by Congress and signed by Presidents Obama, Trump and Biden. First adopted in the Appropriations Act of 2015, Congress has included in successive budgets since a “rider” that prohibits the DOJ from expending any funds to enforce any law that interferes with a state’s implementation of its own medical cannabis laws. The rider, discussed above, is known as the “Joyce-Blumenauer” Amendment, and now known colloquially as the “Joyce-Amendment” after its most recent sponsors. The rider was renewed on March 15, 2022 through the signing of the FY 2022 omnibus spending bill, which extended the protections of the Amendment through September 30, 2022.

Despite the legal, regulatory, and political obstacles the Regulated Cannabis industry currently faces, the industry has continued to grow. Under certain circumstances, the federal government may repeal the federal prohibition on cannabis and thereby leave the states to decide for themselves whether to permit Regulated Cannabis cultivation, production and sale, just as states are free today to decide policies governing the distribution of alcohol or tobacco. Until that happens, we face the risk of federal enforcement and other risks associated with our business.

However, as noted previously, in October 2022 President Biden directed the Department of Justice and Department of Health & Human Services to conduct a review of the scheduling status of cannabis. It is anticipated that cannabis may be rescheduled or descheduled entirely within the next 12-24 months.

To the knowledge of our management, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in California.

Our objective is to capitalize on the opportunities presented as a result of the changing regulatory environment governing the cannabis industry in the United States. Accordingly, there are a number of significant risks associated with our business. Unless and until the United States Congress amends the CSA with respect to Medical-Use Cannabis or Adult-Use Cannabis, there is a risk that federal authorities may enforce current federal law, and our business may be deemed to be producing, cultivating, extracting, or dispensing “marihuana” or aiding or abetting or otherwise engaging in a conspiracy to commit such acts in violation of U.S. federal law.

We have received and continue to receive legal input, in verbal and written form (including opinions when required), regarding (a) compliance with applicable state and local regulatory frameworks and (b) potential exposure and implications arising from U.S. federal law in certain respects.

The 2013 Cole Memorandum and the Joyce-Blumenauer Amendment gave Medical-Use Cannabis operators and investors in states with legal regimes greater certainty regarding federal enforcement as to establish Regulated Cannabis businesses in those states. While the Sessions Memorandum has introduced some uncertainty regarding federal enforcement, the Regulated Cannabis industry continues to experience growth in legal Medical-Use Cannabis and Adult-Use Cannabis markets across the United States. U.S. Attorney General Jeff Sessions resigned on November 7, 2018. Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, even under a Biden Administration’s DOJ or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to cannabis and THC (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law.

Despite the expanding market for Regulated Cannabis, traditional sources of financing, including bank lending or private equity capital, are lacking which can be attributable to the fact that cannabis remains a Schedule I substance under the CSA. These traditional sources of financing are expected to remain scarce unless and until the federal government legalizes cannabis cultivation and sales.

Below is a discussion of U.S. state-level regulatory regimes in those jurisdictions where we are, and will be, directly or indirectly involved through our subsidiaries. A discussion of the U.S. federal regulatory regime can be found above under the heading “—United States Regulatory Environment – Cannabis Industry Regulation.” We are directly engaged in the manufacture, possession, use, sale or distribution of cannabis and/or hold licenses in the Adult-Use Cannabis and/or Medical-Use Cannabis marketplace in the State of California. We will evaluate, monitor and reassess this disclosure, and any related risks, on an ongoing basis and the same will be supplemented and amended to investors in public filings, including in the event of government policy changes or the introduction of new or amended guidance, laws or regulations regarding cannabis regulation. We intend to cause our businesses to promptly remedy any known occurrences of non-compliance with applicable State and local cannabis rules and regulations, and intends to publicly disclose any non-compliance, citations or notices of violation which may have an impact on our licenses, business activities or operations.

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Exposure to U.S. Marijuana Related Activities

We operate in the United States through various subsidiaries and other entities pursuant to arrangements with third-parties on arm’s length terms as more specifically described herein. As of the date of this registration statement, a majority of our business was directly derived from U.S. cannabis-related activities. As such, a majority of our balance sheet and operating statement for periods following closing of the Qualifying Transaction reflects exposure to U.S. cannabis related activities. See “Description of the Business” for further details.

California

California Regulatory Landscape

In 1996, California was the first state to legalize Medical-Use Cannabis through Proposition 215, the Compassionate Use Act of 1996. This legislation legalized the use, possession and cultivation of cannabis by patients with a physician recommendation for treatment of cancer, anorexia, AIDS, chronic pain, spasticity, glaucoma, arthritis, migraine, or any other illness for which cannabis provides relief.

In 2003, Senate Bill 420 was signed into law establishing not-for-profit medical cannabis collectives and dispensaries, and an optional identification card system for Medical-Use Cannabis patients.

In September 2015, the California legislature passed three bills collectively known as the Medical Cannabis Regulation and Safety Act (“ MCRSA”). The MCRSA established a licensing and regulatory framework for Medical-Use Cannabis businesses in California. The system created multiple license types for dispensaries, infused products manufacturers, cultivation facilities, testing laboratories, transportation companies, and distributors. Edible infused product manufacturers would require either volatile solvent or non-volatile solvent manufacturing licenses depending on their specific extraction methodology. Multiple agencies would oversee different aspects of the program and businesses would require a state license and local approval to operate. However, in November 2016, voters in California passed Proposition 64, the Adult Use of Marijuana Act (“AUMA”), creating an Adult-Use Cannabis program for adults 21 years of age or older. In June 2017, the California State Legislature passed Senate Bill No. 94, known as Medicinal and Adult-Use Cannabis Regulation and Safety Act (“MAUCRSA”), which amalgamated MCRSA and AUMA and provided for a set of regulations to govern a medical and adult-use licensing regime for cannabis businesses in the State of California. The four agencies that regulate cannabis at the state level are the Bureau of Cannabis Control (“BCC”), CalCannabis at the California Department of Food and Agriculture (“CalCannabis”), and the Manufactured Cannabis Safety Branch California Department of Public Health (“MCSB”), and California Department of Tax and Fee Administration. MAUCRSA went into effect on January 1, 2018. MAUCRSA was then amended and restated in July 2021 through the annual budget trailer bill process to, among other things, consolidate the three state licensing agencies-BCC, CalCannabis and MCSB-into a single licensing authority known as the Department of Cannabis Control (“DCC”). Subsequent to the agency consolidation, the newly formed DCC consolidated the three separate sets of BCC, CalCannabis, and MCSB regulations into a single set of state regulations, which regulations went into effect as of September 27, 2021.

To legally operate a Medical-Use Cannabis or Adult-Use Cannabis business in California, the operator must generally have both a local and state license. This requires license holders to operate in cities with cannabis licensing programs. Therefore, counties and cities in California are allowed to determine the number of licenses they will issue to cannabis operators, or can choose to outright ban the siting of cannabis operations in their jurisdictions.

California Licensing Requirements

A storefront retailer license with an “M-designation” permits (i) the purchase of cannabis goods that are “For Medical Use Only” from licensed distributors (ii) the sale of such medicinal cannabis goods to medicinal cannabis patients age 18 years of age or older in California who possesses a physician’s recommendation. Only certified physicians may provide medicinal cannabis recommendations. A storefront retailer license with an “A-designation” permits the sale of cannabis and cannabis products to any individual age 21 years of age or older regardless of whether they possess a physician’s recommendation. A storefront retailer license with both the M- and A- designations is permitted to do all of the above described in this paragraph. Where the local jurisdiction permits, a state storefront retailer license allows the retailer to engage in delivery of cannabis goods to retail customers. A non-storefront license permits the same delivery activity, but does not permit the licensee to operate a retail storefront.

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A distribution license permits the license holder to engage in the procurement, storage, required regulatory and compliance testing, sale to certain licensed entities within the State of California, and transport of cannabis and cannabis products between licensees.

An adult-use or medicinal cultivation license permits cannabis cultivation which means any activity involving the planting, growing, harvesting, drying, curing, grading or trimming of cannabis. Such licenses further permit the production of a limited number of “non-manufactured cannabis products” and the sales of cannabis to certain licensed entities within the State of California for resale or manufacturing purposes.

An adult-use or medical manufacturing license permits the manufacturing of “manufactured cannabis products”. Manufacturing includes the compounding, blending, extracting, post-processing refinement, infusion, packaging or repackaging, labeling or relabeling, remediation or other preparation of a cannabis product in the State of California, only cannabis that is grown in the state by a licensed operator can be sold in the state. California neither mandates or prohibits integration, and the state allows licensees to make wholesale purchase of cannabis from, or a distribution of cannabis and cannabis product to, another licensed entity within the state.

Holders of cannabis licenses in California are subject to a detailed regulatory scheme encompassing security, staffing, transport, sales, manufacturing standards, testing, inspections, inventory, advertising and marketing, product packaging and labeling, white labeling, records and reporting, and more. As with all jurisdictions, the full regulations, as promulgated by each applicable state agency, should be consulted for further information about any particular operational area.

California Reporting Requirements

The State of California uses METRC as the state’s track-and-trace system used to track commercial cannabis activity and movement across the distribution chain for all state-issued licensees. The system allows for other third-party system integration via application programming interface. Only licensees have access to METRC.

California Storage and Security

To ensure the safety and security of cannabis business premises and to maintain adequate controls against the diversion, theft, and loss of cannabis or cannabis products, California’s retail cannabis businesses are generally required to do the following:

•	limit access to storefront retail premises to medical cannabis patients at least 18 years and older, and adults 21 and over maintain a fully operational security alarm system;

•	contract for professionally-certified security guard services;

•	maintain a video surveillance system that records continuously 24 hours a day;

•	ensure that the facility’s outdoor premises have sufficient lighting;

•	not dispense from its premises outside of permissible hours of operation;

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•	limit the daily amount of cannabis goods dispensed to individual customers to prevent diversion;

•	store cannabis and cannabis product only in areas per the premises diagram submitted to and approved by the State of California during the licensing process;

•

store all cannabis and cannabis products in a secured, locked room or a vault; report to local law enforcement and the DCC within 24 hours after discovering the theft, diversion, or loss of cannabis; and

•

ensure the safe transport of cannabis and cannabis products between licensed facilities, maintain a delivery manifest and QR-code scannable State license in any vehicle transporting cannabis and cannabis products. Only vehicles registered with the DCC that meet DCC distribution requirements are to be used to transport cannabis and cannabis products.

California Home Delivery Requirements

California law allows certain licensed retailers to deliver cannabis to adult customers at any private address within the state, including within those jurisdictions that have land use and zoning ordinances prohibiting the establishment of commercial cannabis businesses. At least 25 local jurisdictions where cannabis sales are banned sued the state, seeking to overturn the rule allowing home deliveries statewide. As of the date hereof, the suit was dismissed on procedural grounds, and the state regulation stands. To the knowledge of management, there have been no significant enforcement efforts mounted by local governments.

The State of California requires the satisfaction of various regulatory compliance obligations in order to operate a cannabis delivery service. The cannabis license that permits the operation of a storefront dispensary in the State of California (also referred to as a retail license) currently permits that entity to also establish a delivery operation. If an entity does not wish to set up and operate a storefront dispensary location at which it can sell products to customers in person, California has established a separate license which allows for a retail delivery operation (also referred to as a non-storefront retail license). California regulations regarding the delivery of cannabis products include the following requirements:

•	All deliveries of cannabis goods must be performed by a delivery employee (at least 21 years of age) who is directly employed by a licensed retailer.

•	All deliveries of cannabis goods must be made in person to a physical address that is not on publicly-owned land or to a building leased by a public agency.

•

Prior to providing cannabis goods to a delivery customer, a delivery employee must confirm the identity and age of the delivery customer (as is required if such customer was purchasing the product in the physical retail store) and ensure that all cannabis goods sold comply with the regulatory requirements.

•

A licensed cannabis entity is permitted to contract with a service that provides a technology platform to facilitate the sale and delivery of cannabis goods, in accordance with all of the following: (1) the licensed cannabis entity does not allow for delivery of cannabis goods by the technology platform service provider; (2) the licensed entity does not share in the profits of the sale of cannabis goods with the technology platform service provider, or otherwise provide for a percentage or portion of the cannabis goods sales to the technology platform service provider; (3) the licensed cannabis entity does not advertise or market cannabis goods in conjunction with the technology platform service provider, outside of the technology platform, and ensures that the technology platform service provider does not use the licensed cannabis entity’s license number or legal business name on any advertisement or marketing that primarily promotes the services of the technology platform; and (4) provides various disclosures to customers about the source of the delivered cannabis goods.

In March 2022, the state of California issued notable new regulations pertaining to cannabis delivery. First, the state increased the total value of cannabis goods delivery employees can carry in their vehicle from $5,000 to $10,000. Second, for purposes of this limit, the state removed any distinction between “ordered” and “unordered” product. These changes will afford cannabis delivery operators considerably more flexibility, allowing them to carry a broader array of products and serve a larger geographic area. These regulations took effect in November 2022.

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California Cannabis Cultivation Tax

As of July 1, 2022, California has eliminated its cannabis cultivation tax. Prior to this, cannabis cultivated in California was subject to a $161/pound tax. In practice, this tax amounted to 30% or more of the wholesale price of cannabis. The elimination of the cannabis cultivation tax may make legal cannabis more competitive with California’s robust illicit cannabis market.

Maryland

We operate in the state of Maryland in a limited capacity as a licensor of our brands. We rely on the diligence and expertise of our partner, Curio, to comply with applicable laws and regulations.

Licenses

Caliva Licenses

Caliva, through its affiliated entities, currently owns and operates five licensed cultivation facilities in San Jose, California; two licensed manufacturing facilities in Brisbane and San Jose California; four licensed distribution facilities in the cities of Brisbane, Hanford, North Hollywood and San Jose, California; six licensed retail facilities, both storefront and non-storefront in the cities of Bellflower, Brisbane, Culver City, Hanford and San Jose, California; and a microbusiness facility in San Jose, California permitted to engage in manufacturing, distribution and retail.

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The below table summarizes the state licenses issued to Caliva in respect of its operations in California, as of December 31, 2022.

License	Entity w/DBA and License Number	Address	Expiration / Renewal Date	Description
State of California Retail license issued by BCC.	Caliva CARECE1, LLC dba Kase’s Journey, Inc. License Number: C10- 0000175-LIC	4030 Farm Supply Road, Ceres, CA 95307	06/11/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Non-Storefront Retail license issued by BCC.*	Martian Delivery, LLC dba Martian Delivery License Number: C9-0000133-LIC	8880 Elder Creek Road, Sacramento, CA 95828	06/25/2023

A non-storefront retail license covers sales of cannabis goods to customers exclusively through delivery. A retailer non-storefront must have a licensed premise to store the cannabis goods for delivery. The premises of a non-storefront retailer shall not be open to the public. A non-storefront retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A non-storefront retailer license may not engage in any packaging or labeling activities.

State of California Medium Indoor Cultivation License issued by California Department of Food and Agriculture (“CDFA”) - CalCannabis Cultivation Licensing (“CCL”)	NC3 Systems dba Caliva License Number: CCL18-0000047	1695 S 7th St San Jose, CA 95112	5/24/2023

A medium cultivation license covers between 10,001 and 22,000 square feet of total canopy. Authorized activities include the planting, growing, harvesting, drying, curing, grading, or trimming of cannabis. Cultivators must use a licensed distributor to transfer product between licensees.

State of California Small Indoor Cultivation License issued by CDFA- CCL	NC3 Systems dba Caliva License Number: CCL18-0000036	1695 S 7th St San Jose, CA 95112	5/24/2023

A small cultivation license covers between 5,001 and 10,000 square feet of total canopy. Authorized activities include the planting, growing, harvesting, drying, curing, grading, or trimming of cannabis. Cultivators must use a licensed distributor to transfer product between licensees.

__________________________

* License has been sold pending regulatory approval.

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State of California Small Indoor Cultivation License issued by CDFA- CCL	NC3 Systems dba Caliva License Number: CCL18-0000037	1695 S 7th St San Jose, CA 95112	5/24/2023

A small cultivation license covers between 5,001 and 10,000 square feet of total canopy. Authorized activities include the planting, growing, harvesting, drying, curing, grading, or trimming of cannabis. Cultivators must use a licensed distributor to transfer product between licensees.

State of California Processor License issued by CDFA-CCL	NC3 Systems dba Caliva License Number: CCL19-0000316	1695 S 7th St San Jose, CA 95112	5/13/2023

A processor license covers a cultivation site that conducts only trimming, drying, curing, grading, packaging, or labeling of cannabis and nonmanufactured cannabis products. Cultivators must use a licensed distributor to transfer product between licensees.

State of California - Nursery License issued by CDFA-CCL	NC3 Systems dba Caliva License Number: CCL18-0000038	1695 S 7th St San Jose, CA 95112	5/24/2023

A nursery license covers a cultivation site that conducts only cultivation of clones, immature plants, seeds, and other agricultural products used specifically for the propagation of cultivation of cannabis. Cultivators must use a licensed distributor to transfer product between licensees.

State of California Type 6 Manufacturing License issued by California Department of Public Health (“CDPH”)— Manufactured Cannabis Safety Branch (“MCSB”)	NC3 Systems dba Caliva License Number: CDPH-10002244	1695 S 7th St San Jose, CA 95112	4/2/2023

A Type 6 manufacturing licensee is authorized to engage in extractions using mechanical methods or nonvolatile solvents (i.e. CO2, ethanol, water or food-grade dry ice, cooking oils, or butter). A Type 6 licensee may also: conduct infusion operations and conduct packaging and labeling of cannabis products.

State of California Type 11 Distribution License issued by Bureau of Cannabis Control (“BCC”)	NC3 Systems dba Caliva License Number: C11- 0000819-LIC	1695 S 7th St San Jose, CA 95112	7/15/2023

Distributor licensees are responsible for transporting cannabis goods between licensees, arranging for testing of cannabis goods, conducting quality assurance review of cannabis goods to ensure they comply with all the packaging and labeling requirements, and distributing cannabis goods and accessories to retailers. A licensed distributor may package and label flower-only products and roll pre-rolls.

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State of California Type 11 Distribution License issued by BCC	NC4 Systems Inc dba Caliva License Number: C11-0000922-LIC	101-111 South Hill Drive Brisbane, CA 94005	7/28/2023

Distributor licensees are responsible for transporting cannabis goods between licensees, arranging for testing of cannabis goods, conducting quality assurance review of cannabis goods to ensure they comply with all the packaging and labeling requirements, and distributing cannabis goods and accessories to retailers. A licensed distributor may package and label flower-only products and roll pre-rolls.

State of California Non-Storefront Retail License issued by BCC	NC3 Systems dba Caliva License Number: C9-0000135-LIC	1695 S 7th St San Jose, CA 95112	6/25/2023

A non-storefront retail license covers sales of cannabis goods to customers exclusively through delivery. A retailer non-storefront must have a licensed premise to store the cannabis goods for delivery. The premises of a non-storefront retailer shall not be open to the public. A non-storefront retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A non-storefront retailer license may not engage in any packaging or labeling activities.

State of California Retail License issued by BCC	NC3 Systems dba Caliva License Number: C10-0000441-LIC	1695 S 7th St San Jose, CA 95112	7/15/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Retail License issued by BCC	NC3 Systems dba Deli by Caliva License Number: C10-0000627-LIC	9535 Artesia Blvd Bellflower, CA 90706	10/7/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Non-Storefront Retail License issued by BCC	NC4 Systems Inc dba Caliva License Number: C9-0000235-LIC	101-111 South Hill Drive Brisbane, CA 94005	7/28/2023

A non-storefront retail license covers sales of cannabis goods to customers exclusively through delivery. A retailer non-storefront must have a licensed premise to store the cannabis goods for delivery. The premises of a non-storefront retailer shall not be open to the public. A non-storefront retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A non-storefront retailer license may not engage in any packaging or labeling activities.

State of California Retail License issued by BCC	Nc6 Systems dba Deli by Caliva Hanford License Number: C10-0000840-LIC	104 N Douty St Hanford, CA 93230	7/12/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Non-Storefront Retail License issued by BCC*	Caliva CADECC1, LLC dba Caliva Culver City License Number: C9-0000034-LIC	5855 Green Valley Circle Culver City, CA 90230	5/22/2023

A non-storefront retail license covers sales of c cannabis goods to customers exclusively through delivery. A retailer non-storefront must have a licensed premise to store the cannabis goods for delivery. The premises of a non-storefront retailer shall not be open to the public. A non-storefront retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A non-storefront retailer license may not engage in any packaging or labeling activities.

State of California - Microbusiness License issued by BCC	Caliva CAMISJ2, Inc. dba Deli by Caliva San Jose License Number: C12-0000216-LIC	92 Pullman Way San Jose, CA 95111	7/23/2023

A microbusiness license allows a licensee to engage in the cultivation of cannabis on an area less than 10,000 square feet and to act as a licensed distributor, type 6 manufacturer, and retailer, as specified in an application. In order to hold a microbusiness license, a licensee must engage in at least three (3) of the four listed commercial cannabis activities. At this facility Caliva engages in retail, distribution and manufacturing.

State of California Non-Storefront Retail License issued by BCC	Nc5 Systems, Inc. dba Caliva License Number: C9- 0000405-LIC	1664 Industrial Blvd. Chula Vista, CA 91911	4/01/2023

A non-storefront retail license covers sales of cannabis goods to customers exclusively through delivery. A retailer non-storefront must have a licensed premise to store the cannabis goods for delivery. The premises of a non-storefront retailer shall not be open to the public. A non-storefront retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A nonstorefront retailer license may not engage in any packaging or labeling activities.

State of California Retail License issued by BCC	Calma WeHo, LLC DBA Calma WeHo, LLC License: C10-0000338-LIC	1155 N La Brea, West Hollywood, CA 90038	06/27/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

Coastal Licenses

Coastal currently operates six licensed retail facilities in the cities of Pasadena, Los Angeles, Vallejo, Stockton, Concord and Santa Barbara, California; one licensed manufacturing facility in Santa Barbara, California; one licensed distribution facility in Santa Barbara, California; and a non-storefront retail facility in Santa Barbara, California.

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The below table summarizes the state licenses issued to Coastal in respect of its operations in California.

License	Entity w/DBA and License Number	Address	Expiration / Renewal Date	Description
State of California Retail license issued by DCC.	Varda, Inc dba Varda License Number: C10-0000761-LIC	3341 Colorado Blvd E, Pasadena, CA 91107	11/25/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Retail license issued by DCC.	Releaf Alternative Cooperative, Inc. dba Coastal Dispensary License Number: C10-0000883-LIC	128 Robles Way, Vallejo, CA 94591	09/09/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Retail license issued by DCC.	Coastal Retail Lompoc LLC dba Coastal Dispensary License Number: C10-0000837-LIC-LIC	7840 West Lane, Suite F, Stockton, CA 95210	07/07/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Retail license issued by DCC.	Southern California Collective, A California Corporation dba Coastal License Number: C10-0000143-LIC	2435 Military Ave, Los Angeles, CA 90064	06/06/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Retail license issued by DCC*.	Coastal Retail Concord, LLC dba Coastal License Number: C10-0001027-LIC	1847 Willow Pass Road, Unit A, Concord, CA 94520	05/04/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Retail license issued by DCC.	(SB) Coastal Dispensary, LLC dba Coastal Dispensary License Number: C10-0000062-LIC	1019 Chapala Street, Santa Barbara, CA 93103	05/15/2023

A retail license covers sales of cannabis goods to customers at its storefront premises or by delivery. A retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A retailer license may not engage in any packaging or labeling activities.

State of California Non-Storefront Retail License issued by DCC	Coastal Delivery Services, LLC dba Coastal License Number: C9-0000067-LIC	819 Reddick Street, Suite C, Santa Barbara, CA 93103	06/06/2023

A non-storefront retail license covers sales of cannabis goods to customers exclusively through delivery. A retailer non-storefront must have a licensed premise to store the cannabis goods for delivery. The premises of a non-storefront retailer shall not be open to the public. A non-storefront retailer may only purchase cannabis goods that have passed state testing requirements from a licensed distributor. A nonstorefront retailer license may not engage in any packaging or labeling activities.

State of California Type 11 Distribution License issued by DCC	Coastal Distribution, LLC dba Coastal License Number: C11-0000210-LIC	819 Reddick St, Unit B, Santa Barbara, CA 93103	05/30/2023

Distributor licensees are responsible for transporting cannabis goods between licensees, arranging for testing of cannabis goods, conducting quality assurance review of cannabis goods to ensure they comply with all the packaging and labeling requirements, and distributing cannabis goods and accessories to retailers. A licensed distributor may package and label flower-only products and roll pre-rolls.

State of California Type 6 Manufacturing License issued by DCC - MCSB	Coastal Manufacturing, LLC dba Coastal License Number: CDPH-10002725	819 Reddick St, Unit A, Santa Barbara, CA 93103	04/23/2023

A Type 6 manufacturing licensee is authorized to engage in extractions using mechanical methods or nonvolatile solvents (i.e. CO2, ethanol, water or food-grade dry ice, cooking oils, or butter). A Type 6 licensee may also: conduct infusion operations and conduct packaging and labeling of cannabis products.

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Laws Applicable to Financial Services for Regulated Cannabis Industry

All banks are subject to federal law, whether the bank is a national bank or state-chartered bank. At a minimum, most banks maintain federal deposit insurance which requires adherence to federal law. Violation of federal law could subject a bank to loss of its charter. Financial transactions involving proceeds generated by cannabis-related conduct can form the basis for prosecution under the federal money laundering statutes, unlicensed money transmitter statutes and the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. § 5311 et seq) (commonly known as the “Bank Secrecy Act”). For example, under the Bank Secrecy Act, banks must report to the federal government any suspected illegal activity, which would include any transaction associated with a Regulated Cannabis-related business. These reports must be filed even though the business is operating in compliance with applicable state and local laws. Therefore, financial institutions that conduct transactions with money generated by Regulated Cannabis-related conduct could face criminal liability under the Bank Secrecy Act for, among other things, failing to identify or report financial transactions that involve the proceeds of cannabis-related violations of the CSA.

FinCEN issued guidance in February 2014 which clarifies how financial institutions can provide services to cannabis-related businesses consistent with their obligations under the Bank Secrecy Act. Concurrently with the FinCEN guidance, the DOJ issued supplemental guidance directing federal prosecutors to consider the federal enforcement priorities enumerated in the 2013 Cole Memorandum with respect to federal money laundering, unlicensed money transmitter and Bank Secrecy Act offenses based on cannabis-related violations of the CSA. The FinCEN guidance sets forth extensive requirements for financial institutions to meet if they want to offer bank accounts to cannabis-related businesses, including close monitoring of businesses to determine that they meet all of the requirements established by the DOJ, including those enumerated in the 2013 Cole Memorandum. This is a level of scrutiny that is far beyond what is expected of any normal banking relationship. Under the 2019 FinCEN guidance discussed above, banks are not required to file SARs on businesses solely because they are engaged in the growth or cultivation of hemp in accordance with applicable laws and regulations. However, the 2014 guidance remains in place with respect to Regulated Cannabis businesses. FinCEN confirmed this point in guidance issued on June 29, 2020, and clarified that, if proceeds from cannabis-related activities are kept separate, a SAR filing is only required for the cannabis- related part of a business that engages in both cannabis and hemp activity.

As a result, many banks are hesitant to offer any banking services to Regulated Cannabis-related businesses, including opening bank accounts. While we currently have bank accounts, our inability to maintain these accounts or the lack of access to bank accounts or other banking services in the future, would make it difficult for us to operate our business, increase our operating costs, and pose additional operational, logistical and security challenges. Furthermore, it remains unclear what impact the rescission of the 2013 Cole Memorandum and 2014 Cole Memorandum will have, but federal prosecutors may increase enforcement activities against institutions or individuals that are conducting financial transactions related to cannabis activities.

The increased uncertainty surrounding financial transactions related to cannabis activities may also result in financial institutions discontinuing services to the cannabis industry. See “Risk Factors”.

Ongoing Compliance

Overview

We are subject to the general licensing and regulatory framework in California set out under the heading “United States Regulatory Environment - California”. We have developed a compliance program designed to achieve our strategic business goals while protecting the organization and operations. Our compliance program integrates external regulations with internal rules and procedures to effectively lay out expectations for employee duties and behaviors; this aligns the goals of our employees with our own and helps our operations run smoothly. We focus on upholding policies and procedures that ensure the organization and our employees comply with applicable laws and regulations.

Employee Training

We provide ongoing training employees, and have completed development of and instituted a robust online training center for employees, in connection with our compliance program’s objectives, regulatory and statutory requirements, relevant policies and procedures, and the basic components of the compliance program. All of the training modules available to employees in the online training center were created by our in-house Compliance Team. Such training includes additional specialized training for various policies and procedures that are applicable to specific job functions and/or departments where needed to properly perform their jobs. Training is tracked, attested to, and documented. Further, all employees and management are encouraged to request new or refresher compliance training as often as necessary to compliantly fulfill their job duties.

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Inventory and Security Policies

Maintaining security and inventory control is important to us and we have adopted a number of policies, procedures, and practices in these areas:

•

Security: We have taken extensive security measures including implementing professionally vetted policies, procedures, and systems to provide comprehensive protection, not only for our physical facilities and inventory, but also for our employees, customers, and the surrounding public. Every licensed facility has strict and limited access controls, thorough video surveillance coverage, and burglar alarms linked to our remote security monitoring service, as well as newly implemented loss prevention policy and procedure. These controls are supported by professionally certified on-site security personnel in certain instances.

•

Inventory: We maintain inventory control and reporting systems that document the present location, amount, and a description of all cannabis and cannabis products at all facilities. The traceability of cannabis goods is maintained using the California’s “Track-and-Trace” system, METRC, our point-of-sales system, TREEZ, which provides application programming interface with METRC, and our integrated enterprise resource planning system (“ERP”), Odoo. We conduct regular continuous cycle counts in addition to both quarterly and annual manual inventory reconciliations, in accordance with regulations and best practices.

Operational Compliance

Internal audits are conducted monthly in the normal course across all active licenses. These audits allow us to identify and monitor our strengths and weaknesses, highlighting continuous opportunities for improvement. These internal audits also provide us with an opportunity to reinforce best practices and to institute changes in areas that are identified as opportunities for improvement. The information discovered and obtained during these internal audits is used to improve the compliance programs, when necessary, by revising practices, strengthening training, and establishing better issue-spotting and reporting processes. The focus of our internal compliance audit is to ensure we are compliant with both state and local laws and regulations and internal policies and procedures. Internal audits may be delayed or completed remotely by video from time to time as a result of COVID-19 precautions.

Big Data Analysis

We have invested in a highly scalable data architecture and platform built using leading technologies and tools. By extracting data from our ERP software, point-of-sales software, and the California METRC track and trace system and subsequently organizing it in our data warehouse, we have enabled critical data and insights for our compliance efforts. Our data warehouse secures and stores all data and transactions at frequent intervals, allowing extensive access and analysis to information that is current. We have the ability to understand precise movement of inventory or dollars, past or present, required for review or due diligence as related to compliance requirements or inquiries. We are using this data infrastructure proactively to track, monitor and reconcile inventory levels and for ongoing reconciliation with METRC.

Ongoing Compliance

We pride ourselves on a robust internal compliance program encompassing both the compliance measures described above as well as monitoring compliance with U.S. state law on an ongoing basis. Key to those compliance efforts is the employment of individuals dedicated to monitoring California law for changes and updates to statutes and regulations, both at the state level and the local level, that impact business operations. Currently, we employ five individuals whose job function includes some aspect of compliance. Further, we employ a government relations employee whose primary job function is to monitor the changing landscape of state and local law while employing an external consultant and two external law firms that assist in the monitoring, notification, and interpretation of any changes. Additionally, we currently implement and maintain standard operating procedures (“SOPs”) that are designed for monitoring compliance with California law on an ongoing basis. These SOPs include regular review of current and anticipated statutes, regulations, and ordinances and the training of employees to maintain compliance with California law.

In addition to the internal compliance team and the consultants and law firms described above, we also engage local regulatory compliance counsel and consultants in the jurisdictions in which it operates. Such counsel regularly provides legal advice to us regarding compliance with state and local laws and regulation and our legal and compliance exposures under United States federal law.

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ITEM 1A. RISK FACTORS.

RISK FACTOR SUMMARY

Our business is subject to a number of risks and uncertainties of which you should be aware before making a decision to invest in our Common Shares. This summary does not address all of the risks that we face. Additional discussion of the risks summarized in this risk factor summary; and other risks we face, can be found below under the heading “Risk Factors” and should be carefully considered, together with other information in this Annual Report and our other filings with the SEC, before making a decision to invest in our Common Shares. These risks include, among others, the following:

•	Each of TPCO and Gold Flora have a history of losses, and the combined company (or TPCO if the Business Combination is not consummated) may never achieve profitability or generate positive cash flow.
•	Cannabis continues to be a controlled substance under the CSA.
•	The approach to the enforcement of Regulated Cannabis laws may be subject to change or may not proceed as previously outlined.
•	The Company may be subject to applicable anti-money laundering laws and regulations.
•	The Company may have difficulty accessing the services of banks, which may make it difficult to operate its business.
•	The Company may have difficulty accessing public and private capital.
•	The Company may be subject to the risks associated with governmental approvals, permits and compliance with applicable laws.
•	There may be difficulty with the enforceability of contracts.
•	Certain jurisdictions currently prohibit public company of cannabis businesses.
•	Political uncertainty may have an adverse impact on the Company’s operating performance and results of operations.
•	Significant failure or deterioration of the Company’s quality control systems may adversely impact the Company.
•	The Company may be subject to product liability claims.
•	Controversy surrounding vaporizers and vaporizer products may materially and adversely affect the market for vaporizer products and expose the Company to litigation and additional regulation.
•	The Company faces competition from the illegal cannabis market.
•	The Company may be subject to environmental regulations and risks.
•	The Company is reliant on its management team.
•	Potential future sales of shares could adversely affect prevailing market prices for the Common Shares.
•	Limited market for our securities.
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If we fail to comply with the rules under Sarbanes-Oxley related to accounting controls and procedures in the future, or, if we discover further material weaknesses or other deficiencies in our internal control over financial reporting or we fail to maintain effective disclosure controls and procedures, our stock price could decline significantly and raising capital could be more difficult.

•	Risks associated with recent or future acquisitions.
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Competition in the cannabis industry is intense and increased competition by larger and better-financed competitors could materially and adversely affect the business, financial condition and results of operations of the Company.

•	The cannabis industry is difficult to forecast.
•	The Company may be subject to the risk of litigation.
•	The Company may be subject to risks related to information technology systems, including cyberattacks.
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COVID-19, or the future outbreak of any other highly infectious or contagious diseases, could materially and adversely impact or cause disruption to the Company’s operations, performance, financial condition, results of operations and cash flows.

•	If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about the Company or its business, the Common Share trading price and volume could decline.
•	The market price of the Common Shares may be highly volatile.
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The Company may be required to take further write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on the financial condition, results of operations and Common Share price, which could cause investors to lose some or all of their investment.

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RISK FACTORS

An investment in the Company involves a number of risks. In addition to the other information contained in this Annual Report, investors should give careful consideration to the following risk factors. Any of the matters highlighted in these risk factors could adversely affect our business and financial condition, causing an investor to lose all, or part of, its, his or her investment. The risks and uncertainties described below are those we currently believe to be material, but they are not the only ones we face. If any of the following risks, or any other risks and uncertainties that we have not yet identified or that we currently consider not to be material, actually occur or become material risks, our business, prospects, financial condition, results of operations and cash flows and consequently the price of our securities could be materially and adversely affected.

Risks Related to the Business Combination with Gold Flora

Each of TPCO and Gold Flora have a history of losses, and the combined company may never achieve profitability or generate positive cash flow.

TPCO had operating losses for the year ended December 31, 2022 of $242,938,787 (including an impairment loss of $130,566,825) and an operating loss of $733,885,024 (including an impairment loss of $575,498,897) for the year ended December 31, 2021. Gold Flora had operating losses for the year ended December 31, 2022 of $11,309,936 (including an impairment loss of $Nil) and an operating loss of $6,062,218 (including an impairment loss of $Nil) for the year ended December 31, 2021. The combined may never achieve profitability or generate positive cash flow, which could cause the combined company to curtail its operations and could adversely affect your investment.

Failure to consummate the Business Combination in a timely manner could negatively impact the prospects for the combined company and leave it with less cash to execute on its business plan.

The business of the combined company is expected to be dependent upon having a sufficient cash runway to execute on the potential synergies of the combined company so that it becomes cash flow positive. Due to the historical losses and cash burn of each of TPCO and Gold Flora, the longer it takes to complete the Business Combination, the less of a runway the combined company is expected to have to become cash flow positive, and this may increase the probability that the combined company will need to seek additional financing, which may not be available on acceptable terms, or at all.

 The Business Combination Agreement contains restrictive covenants, which may adversely limit management’s discretion in operating our business.

The Business Combination Agreement contains restrictive covenants that may potentially impair the discretion of our management with respect to certain business matters. These covenants place restrictions on, among other things, our ability to make any material change to the nature of our business, to pay distributions or make certain other payments, to create liens or encumbrances, to issue securities, or to take on indebtedness not permitted by the Business Combination Agreement and to sell or otherwise dispose of certain assets. A failure to comply with these terms, if not cured or waived, could result in a breach of the Business Combination Agreement.

There can be no assurance that the Business Combination will not be terminated by TPCO or Gold Flora in certain circumstances.

Each of TPCO and Gold Flora has the right, in certain circumstances, in addition to termination rights relating to the failure to satisfy the conditions of closing, to terminate the Business Combination. Accordingly, there can be no certainty, nor can TPCO provide any assurance that the Business Combination will not be terminated by either by TPCO or Gold Flora prior to the completion of the Business Combination. The Business Combination Agreement also includes termination amounts payable if the Business Combination Agreement is terminated in certain circumstances. Additionally, any termination will result in the failure to realize the expected benefits of the Business Combination in respect of the operations and business of TPCO and Gold Flora.

The termination amounts provided under the Business Combination Agreement may discourage other parties from attempting to acquire TPCO or Gold Flora.

Under the terms of the Business Combination Agreement, TPCO is required to pay to Gold Flora $4 million if the Business Combination Agreement is terminated in certain specified circumstances, including if TPCO enters into certain alternative transactions. This termination fee may discourage other parties from attempting to acquire Common Shares or otherwise make any acquisition proposal to TPCO, even if those parties would otherwise be willing to offer greater value to TPCO shareholders than that offered by Gold Flora under the Business Combination Agreement.

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Restrictions during the pending Business Combination that prevent TPCO from pursuing business opportunities could have an adverse effect on TPCO.

Each of TPCO and Gold Flora are subject to customary non-solicitation provisions under the Business Combination Agreement, pursuant to which, the parties are restricted from soliciting, initiating or knowingly encouraging any acquisition proposal, among other things. The Business Combination Agreement also restricts them from taking specified actions until the Business Combination is completed without the consent of the other party. These restrictions may prevent TPCO or Gold Flora from pursuing attractive business opportunities that may arise prior to the completion of the Business Combination.

Potential payments to TPCO, Gold Flora and Stately shareholders who exercise dissent rights could have an adverse effect on the combined company’s financial condition or prevent the completion of the Business Combination.

TPCO, Gold Flora and Stately shareholders each have the right to exercise dissent rights and demand payment equal to the fair value of their shares or units, as applicable. If dissent rights are exercised in respect of a significant number of Common Shares, Gold Flora membership units or Stately common shares, substantial payments may be required to be made to such shareholders or members, which could have an adverse effect on the combined company’s financial condition and cash resources. Further, TPCO’s obligation to complete the Business Combination is conditioned on (i) no more than 6% of the outstanding Gold Flora units, and (ii) no more than 6% of the Stately common shares having exercised dissent rights with respect to the Business Combination that have not been withdrawn as of the effective date of the Business Combination. Likewise, Gold Flora’s obligation to complete the Business Combination is conditioned on no more than 6% of the Common Shares having exercised dissent rights with respect to the Business Combination that have not been withdrawn as of the effective date of the Business Combination. Accordingly, the Business Combination may not be completed if members of Gold Flora or shareholders of either TPCO or Stately exercise dissent rights in respect of more than 6% of their respective Gold Flora units, Common Shares or Stately common shares.

The combined company may experience difficulties integrating TPCO and Gold Flora’s operations and realizing the expected benefits of the Business Combination.

The success of the Business Combination will depend in part on the combined company’s ability to realize the expected operational efficiencies and associated cost synergies and anticipated business opportunities and growth prospects from combining TPCO and Gold Flora in an efficient and effective manner. The combined company not be able to fully realize the operational efficiencies and associated cost synergies or leverage the potential business opportunities and growth prospects to the extent anticipated or at all.

Challenges associated with the integration may include those related to retaining and motivating executives and other key employees, blending corporate cultures, eliminating duplicative operations, and making necessary modifications to internal control over financial reporting and other policies and procedures in accordance with applicable laws. Some of these factors are outside our control, and any of them could delay or increase the cost of our integration efforts.

The integration process could take longer than anticipated and could result in the loss of key employees, the disruption of ongoing business, increased tax costs, inefficiencies, and inconsistencies in standards, controls, information technology systems, policies and procedures, any of which could adversely affect our ability to maintain relationships with employees, customers or other third parties, or our ability to achieve the anticipated benefits of the transaction, and could harm our financial performance. If the combined company is unable to successfully integrate certain aspects of the operations of TPCO and Gold Flora or experiences delays, the combined company may incur unanticipated liabilities and expenses, and be unable to fully realize the potential benefit of the revenue growth, synergies and other anticipated benefits resulting from the Business Combination, and combined company’s business, results of operations and financial condition could be adversely affected.

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We have incurred, and may continue to incur, significant Business Combination-related costs and integration costs in connection with the Business Combination with Gold Flora.

The pendency of the Business Combination may cause disruption in our business.

The preparation for the Business Combination and the subsequent integration with Gold Flora’s business is expected to place a significant burden on our management and internal resources. The diversion of management’s attention away from day-to-day business concerns and any difficulties encountered in the transition and integration process could adversely affect our business, results of operations and financial condition.

The pendency of the Business Combination could cause disruptions to our business or business relationships, which could have an adverse impact on our results of operations. Parties with which we have business relationships, including customers, employees, business partners or suppliers, third-party service providers and third-party distribution channels, may be uncertain as to the future of such relationships and may delay or defer certain business decisions, seek alternative relationships or seek to alter their present business relationships with us

We will incur significant costs, expenses and fees for professional services and other transaction costs in connection with the Business Combination, which we expect to continue as we seek regulatory and other approvals to complete the Business Combination. The substantial majority of these costs will be non-recurring expenses relating to the Business Combination, and many of these costs are payable regardless of whether or not the Business Combination is consummated. Current and/or potential future litigation related to the Business Combination, could also prevent or delay the consummation of the Business Combination and result in significant costs and expenses.

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Risks Related to the Industry and the Company’s Business

The Company has a history of losses and may not be able to achieve sustainable revenues and profitable operations.

The Company’s ability to carry out and implement its planned business objectives and strategies may be dependent upon, among other things, its ability to achieve sustainable revenues and profitable operations. Currently, the Company does not operate profitably and burns significant cash to run its business. In this regard, TPCO had operating losses for the year ended December 31, 2022 of $242,938,787 (including an impairment loss of $130,566,825) and an operating loss of $733,885,024 (including an impairment loss of $575,498,897) for the year ended December 31, 2021. Further, the capital markets are largely unhospitable to cannabis companies currently. There can be no assurance that the Company will be able to generate positive cash flow from its operations in the future, that additional capital or other types of financing will be available when needed, or that any such financing will be on terms favorable to the Company. If the Company is unable to achieve positive cash flow from its operations, its ability to carry out and implement its planned business objectives and strategies may be significantly delayed, limited, or may not occur.

Cannabis continues to be a controlled substance under the CSA.

Our primary activity is the sale of Adult-Use Cannabis pursuant to California law. However, this activity is not in compliance with the CSA. In addition to federal regulation, cannabis is also regulated at the state level in the United States. To the Company’s knowledge, as of December 31, 2022 there are a total of 38 states, plus the District of Columbia, Puerto Rico, Guam, the U.S. Virgin Islands and the Northern Mariana Islands that have legalized or decriminalized cannabis in some form (including hemp). Notwithstanding the permissive regulatory environment of cannabis at the state level, cannabis and THC continue to be categorized as controlled substances under the CSA and as such, violate federal law in the United States.

The United States Congress has passed appropriations bills in recent years that have not appropriated funds for prosecution of cannabis offenses of individuals who are in compliance with state medical cannabis laws. American courts have construed these appropriations bills to prevent the U.S. federal government from prosecuting individuals when those individuals comply with state law relating to approved medical uses. However, because this conduct continues to violate U.S. federal law, American courts have observed that should Congress at any time choose to appropriate funds to fully prosecute the CSA, any individual or business - even those that have fully complied with state law - could be prosecuted for violations of U.S. federal law. And if Congress restores funding, the government will have the authority to prosecute individuals for violations of the law that took place before received funding under the CSA’s five-year statute of limitations.

Violations of any U.S. federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings conducted by either the U.S. federal government or private citizens, or criminal charges, including, but not limited to, disgorgement of profits, cessation of business activities or divestiture. This could have a material adverse effect on the Company, including its reputation and ability to conduct business, its holding (directly or indirectly) of cannabis licenses in the United States, the listing of its securities on the Exchange or other applicable exchanges, its financial position, operating results, profitability or liquidity or the market price of its Common Shares. In addition, it is difficult to estimate the time or resources that would be needed for the investigation of any such matters or its final resolution because, in part, the time and resources that may be needed are dependent on the nature and extent of any information requested by the applicable authorities involved, and such time or resources could be substantial.

The approach to the enforcement of Regulated Cannabis laws may be subject to change or may not proceed as previously outlined.

As a result of the conflicting views between states and the federal government regarding cannabis, investments in Regulated Cannabis businesses in the United States are subject to inconsistent legislation and regulation. The response to this inconsistency was addressed on August 29, 2013 when then Deputy Attorney General, James Cole, authored the 2013 Cole Memorandum (the “2013 Cole Memorandum”) addressed to all United States district attorneys acknowledging that notwithstanding the designation of cannabis as a controlled substance at the federal level in the United States, several U.S. states have enacted laws relating to cannabis for medical purposes.

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The 2013 Cole Memorandum outlined certain priorities for the DOJ relating to the prosecution of cannabis offenses. In particular, the 2013 Cole Memorandum noted that in jurisdictions that have enacted laws legalizing cannabis in some form and that have also implemented strong and effective regulatory and enforcement systems to control the cultivation, distribution, sale and possession of Regulated Cannabis, conduct in compliance with those laws and regulations is less likely to be a priority at the federal level. Notably, however, the DOJ has never provided specific guidelines for what regulatory and enforcement systems it deems sufficient under the 2013 Cole Memorandum standard.

In light of limited investigative and prosecutorial resources, the 2013 Cole Memorandum concluded that the DOJ should be focused on addressing only the most significant threats related to cannabis. States where Medical-Use Cannabis had been legalized were not characterized as a high priority. In March 2017, then newly appointed Attorney General Jeff Sessions again noted limited federal resources and acknowledged that much of the 2013 Cole Memorandum had merit; however, he disagreed that it had been implemented effectively and, on January 4, 2018, Attorney General Jeff Sessions authored the Sessions Memorandum, which rescinded all “previous nationwide guidance specific to marijuana enforcement,” including the 2013 Cole Memorandum. The Sessions Memorandum rescinded previous nationwide guidance specific to the prosecutorial authority of United States attorneys relative to cannabis enforcement on the basis that they are unnecessary, given the well-established principles governing federal prosecution that are already in place. Those principals are included in chapter 9.27.000 of the United States Attorneys’ Manual and require federal prosecutors deciding which cases to prosecute to weigh all relevant considerations, including federal law enforcement priorities set by the Attorney General, the seriousness of the crime, the deterrent effect of criminal prosecution, and the cumulative impact of particular crimes on the community.

As a result of the Sessions Memorandum, federal prosecutors will now be free to utilize their prosecutorial discretion to decide whether to prosecute cannabis activities despite the existence of state-level laws that may be inconsistent with federal prohibitions. No direction was given to federal prosecutors in the Sessions Memorandum as to the priority they should ascribe to such cannabis activities, and resultantly it is uncertain how active federal prosecutors will be in relation to such activities. Furthermore, the Sessions Memorandum did not discuss the treatment of Medical-Use Cannabis by federal prosecutors.

Former U.S. Attorney General Jeff Sessions resigned on November 7, 2018. Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, even under a Biden Administration’s DOJ or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to cannabis and THC (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law.

Although the 2013 Cole Memorandum has been rescinded, one legislative safeguard for the Medical-Use Cannabis industry has historically remained in place: Congress adopted a so-called “rider” provision to the fiscal years 2015, 2016, 2017, 2018, 2019, 2020 and 2021. Consolidated Appropriations Acts (currently referred to as the “Joyce-Blumenauer Amendment”) to prevent the federal government from using congressionally appropriated funds to enforce federal cannabis laws against regulated Medical-Use Cannabis actors operating in compliance with state and local law. The Joyce-Blumenauer Amendment was renewed through the signing of the fiscal year 2022 omnibus bill, which extended the protections of the Amendment through December 16, 2022. The fiscal year 2023 spending package included the Joyce-Blumenauer rider, which extended the rider until fiscal year 2024.

However, should the Joyce-Blumenauer Amendment not be renewed upon expiration in subsequent spending bills, there can be no assurance that the federal government will not seek to prosecute cases involving medical cannabis businesses that are otherwise compliant with State law. Such potential proceedings could involve significant restrictions being imposed upon us.

Moreover, unless and until the U.S. Congress amends the CSA with respect to Medical-Use Cannabis and/or Adult-Use Cannabis (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law. If the U.S. federal government begins to enforce U.S. federal laws relating to Regulated Cannabis in states where the sale and use of cannabis is currently legal, or if existing applicable state laws are repealed or curtailed, the Company’s business, assets, revenues, operating results and financial condition as well as the Company’s reputation may be material adversely effected. In the extreme case, such enforcement could ultimately involve the prosecution of key executives of the Company or the seizure of its assets.

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U.S. state regulatory uncertainty may adversely impact the Company.

There is no assurance that state laws legalizing and regulating the sale and use of cannabis will not be repealed, amended or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. If the U.S. federal government begins to enforce U.S. federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing state laws are repealed or curtailed, the Company’s business or operations in those states or under those laws would be materially and adversely affected. Federal actions against any individual or entity engaged in the cannabis industry or a substantial repeal of cannabis related legislation could adversely affect the Company, its business and its assets or investments.

Certain U.S. states where medical and/or Adult-Use Cannabis is legal have or are considering special taxes or fees on the cannabis industry. It is uncertain at this time whether other states are in the process of reviewing such additional taxes and fees. The implementation of special taxes or fees could have a material adverse effect upon the businesses, results of operations and financial condition of the Company.

The Company may be subject to applicable anti-money laundering laws and regulations.

Given the nature of its business, the Company may be subject to a variety of laws and regulations in Canada and in the United States that involve money laundering, financial recordkeeping and proceeds of crime, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended and the rules and regulations thereunder, the Criminal Code (Canada) and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States and Canada. Banks often refuse to provide banking services to businesses involved in the U.S. cannabis industry due to the present state of the laws and regulations governing financial institutions in the United States. The lack of banking and financial services presents unique and significant challenges to businesses in the cannabis industry. The potential lack of a secure place in which to deposit and store cash, the inability to pay creditors through the issuance of cheques and the inability to secure traditional forms of operational financing, such as lines of credit, are some of the many challenges presented by the unavailability of traditional banking and financial services.

In February 2014, the FinCEN issued the FinCEN Memorandum, which states that in some circumstances, it is possible for banks to provide services to cannabis related businesses without risking prosecution for violation of U.S. federal money laundering laws. It refers to supplementary guidance that Deputy Attorney General Cole issued to U.S. federal prosecutors relating to the prosecution of U.S. money laundering offenses predicated on cannabis- related violations of the CSA. It is unclear at this time whether the current administration will follow the guidelines of the FinCEN Memorandum.

In the event that any of the Company’s operations, or any proceeds thereof, any dividends or distributions therefrom, or any profits or revenues accruing from such operations in the United States were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above or any other applicable legislation. This could restrict or otherwise jeopardize the ability of the Company to declare or pay dividends, affect other distributions or subsequently repatriate such funds back to Canada. Furthermore, while there are no current intentions to declare or pay dividends on the Common Shares in the foreseeable future, in the event that a determination was made that the Company’s proceeds from operations (or any future operations or investments in the United States) could reasonably be shown to constitute proceeds of crime, the Company may decide or be required to suspend declaring or paying dividends without advance notice and for an indefinite period of time.

FDA rulemaking related to Medical-Use Cannabis and the possible registration of facilities where Medical-Use Cannabis is grown could negatively affect the Medical-Use Cannabis industry, which would directly affect our financial condition.

Should the federal government legalize Medical-Use Cannabis, it is possible that the FDA would be tasked by Congress to regulate it under the FDCA. Additionally, the FDA may issue rules and regulations including current good manufacturing practices, or GMPs, related to the growth, cultivation, harvesting and processing of Medical-Use Cannabis. Clinical trials may be needed to verify efficacy and safety. It is also possible that the FDA would require that facilities where Medical-Use Cannabis is grown register with the FDA and comply with certain federal regulations. In the event that some or all of these regulations are imposed, we do not know what the impact would be on the Medical-Use Cannabis industry, including what costs, requirements and possible prohibitions may be enforced. If we are unable to comply with the regulations or registration as prescribed by the FDA, we may be unable to continue to operate our business in its current form or at all.

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U.S. border officials could deny entry into the U.S. to employees of, or investors in companies with cannabis operations in the United States.

Because cannabis remains illegal under U.S. federal law, those non-U.S. citizens employed at or investing in legal and licensed cannabis companies could face detention, denial of entry or lifetime bans from the United States for their business associations with U.S. cannabis businesses. Entry of non-U.S. citizens happens at the sole discretion of the U.S. Customs and Border Protection (“CBP”) officers on duty, and these officers have wide latitude to ask questions to determine the admissibility of a foreign national.

The Government of Canada warns travelers on its website that previous use of cannabis, or any substance prohibited by U.S. federal laws, could mean denial of entry to the U.S. In addition, business or financial involvement in the legal cannabis industry in the United States could also be reason enough for U.S. border guards to deny entry. On September 21, 2018, CBP released a statement outlining its current position with respect to enforcement of the laws of the United States. It stated that CBP enforcement of United States laws regarding controlled substances has not changed and because cannabis continues to be a controlled substance under United States law, working in or facilitating the proliferation of the legal cannabis industry in U.S. states where it is deemed legal may affect admissibility to the U.S. As a result, CBP has affirmed that, a Canadian citizen coming to the U.S. for reasons related to the cannabis industry may be deemed inadmissible. While the CBP under the Biden Administration has archived its website page covering the September 21, 2018 statement, the Biden Administration has not officially rescinded the policy in question.

The Company may have difficulty accessing the services of banks, which may make it difficult to operate its business.

The Company may have trouble accessing services of financial institutions. For example, in February 2014, FinCEN issued the FinCEN Memorandum (which is not law) that provides guidance with respect to financial institutions providing banking services to cannabis business, including burdensome due diligence expectations and reporting requirements. This guidance does not provide any safe harbors or legal defenses from examination or regulatory or criminal enforcement actions by the DOJ, FinCEN or other federal regulators. Thus, most banks and other financial institutions in the United States do not appear to be comfortable providing banking services to cannabis-related businesses, or relying on this guidance, which can be amended or revoked at any time by the executive branch. In addition to the foregoing, banks may refuse to process debit card payments and credit card companies generally refuse to process credit card payments for cannabis-related businesses. As a result, the Company may have limited or no access to banking or other financial services in the United States. In addition, federal money laundering statutes and Bank Secrecy Act regulations discourage financial institutions from working with any organization that sells a controlled substance, regardless of whether the state it resides in permits cannabis sales. While the United States House of Representatives has passed the SAFE Banking Act, which would permit commercial banks to offer services to cannabis companies that are in compliance with state law, it remains under consideration by the Senate, and if Congress fails to pass the SAFE Banking Act, the Company’s inability, or limitations on the Company’s ability, to open or maintain bank accounts and/or obtain other banking services may make it difficult for the Company to operate and conduct its business as planned or to operate efficiently.

Since the use of cannabis is illegal under U.S. federal law, and in light of concerns in the banking industry regarding money laundering and other federal financial crime related to cannabis, businesses involved in the cannabis industry often have difficulty finding a bank willing to accept their business. Likewise, cannabis businesses have limited access, if any, to credit card processing services. As a result, cannabis businesses in the United States are to a significant degree cash-based. This complicates the implementation of financial controls and increases security issues. Given these operating conditions, burglaries are not uncommon in the cannabis industry, which can lead to safety and operational concerns that could have a material negative impact on our business.

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The Company may have difficulty accessing public and private capital.

Commercial banks, private equity firms and venture capital firms have approached the cannabis industry cautiously to date. There is neither a broad nor deep pool of institutional capital that is available to cannabis license holders and license applicants. There can be no assurance that additional financing will be available to the Company when needed or on terms which are acceptable to the Company. The Company’s inability to raise financing to fund its business until it can become cash flow positive, may cause it to further curtail its operations and may have a material adverse effect upon the Company’s business, prospects, revenue, results of operation and financial condition.

There may be a restriction on deduction of certain expenses.

Section 280E of the United States Internal Revenue Code of 1986, as amended (the “Code”) generally prohibits businesses from deducting or claiming tax credits with respect to expenses paid or incurred in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of Schedule I and II of the CSA) which is prohibited by U.S. federal law or the law of any state in which such trade or business is conducted. Section 280E currently applies to businesses operating in the cannabis industry, irrespective of whether such businesses are licensed and operating in accordance with applicable state laws. The application of Code Section 280E generally causes such businesses to pay higher effective U.S. federal income tax rates than similar businesses in other industries due to the loss of certain deductions and credits. The impact of Code Section 280E on the effective tax rate of a cannabis business generally depends on how large the ratio of non-deductible expenses is to the business’s total revenues. The Company expects to continue to be subject to Code Section 280E. The application of Code Section 280E to the Company may adversely affect the Company’s profitability and, in fact, may cause the Company to operate at a loss when it would otherwise have a profit. While recent legislative proposals, if enacted into law, could eliminate or diminish the application of Code Section 280E to cannabis businesses, the enactment of any such law is uncertain. Accordingly, Code Section 280E may to apply to the Company indefinitely.

The Company may lack access to U.S. bankruptcy protections.

As discussed above, cannabis is illegal under U.S. federal law. Therefore, there is a compelling argument that the federal bankruptcy courts cannot provide relief for parties who engage in Regulated Cannabis businesses. Recent bankruptcy rulings have denied bankruptcies for dispensaries upon the justification that businesses cannot violate federal law and then claim the benefits of federal bankruptcy for the same activity and upon the justification that courts cannot ask a bankruptcy trustee to take possession of, and distribute Regulated Cannabis-related assets as such action would violate the CSA. Therefore, the Company may not be able to seek the protection of the bankruptcy courts and this could materially affect our business or our ability to obtain credit.

The Company’s operations in the U.S. cannabis market may be subject to heightened scrutiny by regulatory authorities.

For the reasons set forth above, the Company’s existing operations in the United States, and any future operations or investments, may become the subject of heightened scrutiny by securities regulators, stock exchanges and other authorities in Canada and the United States. As a result, the Company may be subject to significant direct and indirect interaction with public officials. There can be no assurance that this heightened scrutiny will not in turn lead to the imposition of certain restrictions on the Company’s ability to invest or hold interests in other entities in the United States. or any other jurisdiction, or have consequences for its stock exchange listing or Canadian reporting obligations, in addition to those described herein. See “Risk Factors-Risks Related to the Industry and the Company’s Business - Cannabis continues to be a controlled substance under the CSA “.

For example, to date, the New York Stock Exchange and the Nasdaq Stock Market have refused to list on their exchanges securities of companies, like the Company, that are in the business of cultivating and selling cannabis in the United States.

On February 8, 2018, the Canadian Securities Administrators published Staff Notice 51-352 describing the Canadian Securities Administrators’ disclosure expectations for specific risks facing issuers with cannabis-related activities in the U.S. Staff Notice 51-352 confirms that a disclosure-based approach remains appropriate for issuers with U.S. cannabis-related activities. Staff Notice 51-352 includes additional disclosure expectations that apply to all issuers with U.S. cannabis-related activities, including those with direct and indirect involvement in the cultivation and distribution of cannabis, as well as issuers that provide goods and services to third parties involved in the U.S. cannabis industry.

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CDS Clearing and Depositary Services Inc. (“CDS”) is Canada’s central securities depository, clearing and settling trades in the Canadian equity, fixed income and money markets. On February 8, 2018, following discussions with the Canadian Securities Administrators and recognized Canadian securities exchanges, the TMX Group, which is the owner and operator of CDS, announced the signing of a Memorandum of Understanding (“MOU”) with the Exchange, the Canadian Securities Exchange and the Toronto Stock Exchange confirming that it relies on such exchanges to review the conduct of listed issuers. The MOU notes that securities regulation requires that the rules of each of the exchanges must not be contrary to the public interest and that the rules of each of the exchanges have been approved by the securities regulators. Pursuant to the MOU, CDS will not ban accepting deposits of or transactions for clearing and settlement of securities of issuers with cannabis-related activities in the United States.

Even though the MOU indicated that there are no plans of banning the settlement of securities of issuers with U.S. cannabis related activities through CDS, there can be no guarantee that the settlement of securities will continue in the future. If such a ban were to be implemented, it would have a material adverse effect on the ability of holders of Common Shares to make and settle trades. In particular, the Common Shares would become highly illiquid until an alternative (if available) was implemented, and investors would have no ability to effect a trade of the Common Shares through the facilities of a stock exchange.

The Company may be subject to the risk of civil asset forfeiture.

Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.

The laws and regulations affecting the cannabis industry are constantly changing.

The constant evolution of laws and regulations affecting the cannabis industry could detrimentally affect the Company. The current and proposed operations of the Company are subject to a variety of local, state and federal cannabis laws and regulations relating to the manufacture, management, transportation, storage and disposal of cannabis, as well as laws and regulations relating to consumable products health and safety, the conduct of operations and the protection of the environment. These laws and regulations are broad in scope and subject to evolving interpretations, which could require the Company to incur substantial costs associated with compliance or alter certain aspects of its business plans. In addition, violations of these laws, or allegations of such violations, could disrupt certain aspects of the business plans of the Company and result in a material adverse effect on certain aspects of their planned operations. These laws and regulations are rapidly evolving and subject to change with minimal notice. Regulatory changes may adversely affect the Company’s profitability or cause it to cease operations entirely. The cannabis industry may come under the scrutiny or further scrutiny by the FDA, the SEC, the DOJ, the Financial Industry Regulatory Authority or other federal or applicable state or non-governmental regulatory authorities or self-regulatory organizations that supervise or regulate the production, distribution, sale or use of cannabis for medical or adult- use purposes in the United States. It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any proposals will become law. The regulatory uncertainty surrounding the industry may adversely affect the business and operations of the Company, including without limitation, the costs to remain compliant with applicable laws and the impairment of its business or the ability to raise additional capital. In addition, the Company is not be able to predict the nature of any future laws, regulations, interpretations or applications, and it is possible that regulations may be enacted in the future that will be directly applicable to its business.

The Company may be subject to the risks associated with governmental approvals, permits and compliance with applicable laws.

Government approvals and permits are currently, and may in the future be, required in connection with the operations of the Company. To the extent such approvals are required and not obtained, the Company may be curtailed or prohibited from its production, manufacture sale of Medical-Use Cannabis and Adult-Use Cannabis or from proceeding with the development of its operations as currently proposed.

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Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. The Company may be required to compensate those suffering loss or damage by reason of their operations and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations.

The Company may not be able to obtain or maintain the necessary licences, permits, certificates, authorizations or accreditations to operate its businesses, or may only be able to do so at great cost. In addition, the Company may not be able to comply fully with the wide variety of laws and regulations applicable to the cannabis industry. Failure to comply with or to obtain the necessary licences, permits, certificates, authorizations or accreditations could result in restrictions on the Company’s ability to operate in the cannabis industry, which could have a material adverse effect on the business, results of operations and financial condition of the Company.

Amendments to current laws, regulations and permits governing the production of medical and adult-use cannabis, or more stringent implementation thereof, could have a material adverse impact on the Company and cause increases in expenses, capital expenditures or production costs, or reduction in levels of production, or require abandonment or delays in development.

There may be difficulty with the enforceability of contracts.

It is a fundamental principle of law that a contract will not be enforced if it involves a violation of law or public policy. Because cannabis remains illegal in the United States at a federal level, judges in multiple U.S. states have on a number of occasions refused to enforce contracts for the repayment of money when the loan was used in connection with activities that violate federal law, even if there is no violation of state law. It is possible that the Company may not be able to legally enforce contracts the Company enters into if necessary, which means there can be no assurance that there will be a remedy for breach of contract, which would have a material adverse effect on the Company’s business, assets, revenues, operating results, financial condition and prospects. For example, at least some federal courts have dismissed lawsuits seeking to enforce contracts involving the purchase or sale of Regulated Cannabis businesses.

The ability to grow a business with ties to cannabis operations in the United States depends on state laws pertaining to the cannabis industry.

Continued development of the Regulated Cannabis industry depends upon continued legislative authorization of cannabis at the state level. The status quo of, or progress in, the Regulated Cannabis industry is not assured and any number of factors could slow or halt further progress in this area. While there may be ample public support for legislative action permitting the manufacture and use of cannabis, numerous factors impact the legislative process. For example, many states that voted to legalize Medical-Use Cannabis and/or Adult-Use Cannabis have seen significant delays in the drafting and implementation of regulations and issuance of licenses. In addition, burdensome regulation at the state level could slow or stop further development of the Regulated Cannabis industry, such as limiting the medical conditions for which medical cannabis can be recommended by physicians for treatment, restricting the form in which medical cannabis can be consumed, imposing significant registration requirements on physicians and patients or imposing significant taxes on the growth, processing and/or retail sales of cannabis, which could have the impact of dampening growth for cannabis businesses and making it difficult for cannabis businesses to operate profitably in those states. Any one of these factors could slow or halt additional legislative authorization of medical and/or recreational-use cannabis, which could adversely affect the Company’s business prospects.

Certain jurisdictions currently prohibit public company ownership of cannabis businesses.

Certain jurisdictions in the United States prohibit persons that are declared unqualified to hold a cannabis establishment license, which can include any publicly traded company or non-U.S. company. In such circumstances, the prohibition against the issuance of a cannabis establishment business license may not be limited to the direct licensee but extend to owners of such licensees including parent-companies. As such, a publicly-traded and/or non-U.S. company may be denied the issuance of a cannabis establishment business license in such jurisdictions which could limit the Company’s ability to expand.

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Political uncertainty may have an adverse impact on the Company’s operating performance and results of operations.

General political uncertainty may have an adverse impact on the Company’s operating performance and results of operations. In particular, the United States continues to experience significant political events that cast uncertainty on global financial and economic markets. It is presently unclear exactly what actions the Biden administration in the United States will implement that may affect the Company (beyond President Biden’s request for the Secretary of Health and Human Services and the Attorney General to initiate the administrative process to review how cannabis is scheduled under federal law) and if implemented, how these actions may impact the cannabis industry in the United States. Any actions taken by the United States administration may have a negative impact on the United States economies and on the businesses, financial conditions, results of operations and the valuation of United States cannabis companies, including the Company.

Risks Related to the Company’s Products and Services

Unfavorable publicity or consumer perception may affect the success of the Company’s business.

The legal cannabis industry in the U.S. is at an early stage of its development. Cannabis has been, and is expected to continue to be, a regulated substance for the foreseeable future. Consumer perceptions regarding legality, morality, consumption, safety, efficacy and quality of cannabis are mixed and evolving. Consumer perception can be significantly influenced by scientific research or findings, regulatory investigations, litigation, media attention and other publicity regarding the consumption of cannabis products. There can be no assurance that future scientific research, findings, regulatory proceedings, litigation, media attention or other research findings or publicity will be favorable to the cannabis market or any particular product, or consistent with earlier publicity. Future research reports, findings, regulatory proceedings, litigation, media attention or other publicity that are perceived as less favorable than, or that question earlier research reports, findings or publicity could have a material adverse effect on the demand for cannabis and on the business, results of operations, financial condition and cash flows of the Company. Further, adverse publicity, reports or other media attention regarding cannabis in general, or associating the consumption of cannabis with illness or other negative effects or events, could have such a material adverse effect.

Public opinion and support for Medical-Use Cannabis and Adult-Use Cannabis use has traditionally been inconsistent and varies from jurisdiction to jurisdiction. While public opinion and support appears to be rising for legalizing Medical-Use Cannabis and Adult-Use Cannabis, it remains a controversial issue subject to differing opinions surrounding the level of legalization (for example, medical cannabis as opposed to legalization in general).

The ability to gain and increase market acceptance of the Company’s products may require the Company to establish and maintain its brand name and reputation. In order to do so, substantial expenditures on product development, strategic relationships and marketing initiatives may be required. There can be no assurance that these initiatives will be successful and their failure may have an adverse effect on the Company.

Further, a shift in public opinion may also result in a significant influence over the regulation of the cannabis industry in Canada, the United States or elsewhere. A negative shift in the perception of the public with respect to cannabis in the U.S. or any other applicable jurisdiction could affect future legislation or regulation. Among other things, such a shift could cause state jurisdictions to abandon initiatives or proposals to legalize Adult-Use Cannabis, thereby limiting the number of new state jurisdictions into which the Company could expand. Any inability to fully implement the Company’s expansion strategy may have a material adverse effect on its business, financial condition and results of operations.

The Company faces competition from the illegal cannabis market.

The Company faces competition from illegal dispensaries and the illegal market that are unlicensed and unregulated, and that are selling cannabis and cannabis products, including products with higher concentrations of active ingredients, using flavors or other additives or engaging in advertising and promotion activities that the Company is not permitted to. As these illegal market participants do not comply with the regulations governing the cannabis industry, their operations may also have significantly lower costs. The illegal cannabis market within California and other markets across the United States continues to thrive. The perpetuation of the illegal market for cannabis may have a material adverse effect on the Company’s business, results of operations, as well as the perception of cannabis use.

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Social media may impact the Company’s reputation.

The increased usage of social media and other web-based tools used to generate, publish and discuss user-generated content and to connect with other users has made it increasingly easier for individuals and groups to communicate and share opinions and views in regard to issuers and their activities, whether true or not and the cannabis industry in general, whether true or not. Negative posts or comments about the Company or its properties on any social networking website could damage the Company’s reputation. In addition, employees or others might disclose non-public sensitive information relating to the Company’s business through external media channels. The continuing evolution of social media presents the Company with new challenges and risks.

Significant failure or deterioration of the Company’s or its supplier’s quality control systems may adversely impact the Company.

The quality and safety of the Company’s and its supplier’s products are critical to the success of its business and operations. As such, it is imperative that the Company’s and its supplier’s quality control systems operate effectively and successfully. Quality control systems can be negatively impacted by the design of the quality control systems, the quality training program, and adherence by employees to quality control guidelines. Although the Company strives to ensure that it and any of its service providers have implemented and adhere to high caliber quality control systems, any significant failure or deterioration of such quality control systems could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.

Service providers could suspend or withdraw service, which could adversely affect the Company’s business.

As a result of any adverse change to the approach in enforcement of U.S. cannabis laws, adverse regulatory or political changes, additional scrutiny by regulatory authorities, adverse changes in the public perception in respect of the consumption of cannabis or otherwise, third-party service providers to the Company could suspend or withdraw their services, which may have a material adverse effect on the business, revenues, operating results, financial condition or prospects of the Company. In this regard, on July 19, 2021, we announced the launch of an updated Caliva app available through the Apple App Store, which allows California-based consumers to make cannabis purchases through the app and to receive rewards through our integrated loyalty program, Caliva CLUB. Previously, Apple had not allowed in-app cannabis purchases on apps sold through the Apple App Store. There can be no assurance that Apple will not change its policy and determine not allow in-app cannabis purchases, which would adversely affect our business.

The Company may be subject to product liability claims.

The Company manufactures, processes and/or distributes products designed to be ingested by humans, and therefore faces an inherent risk of exposure to product liability claims, regulatory action and litigation if products are alleged to have caused significant loss or injury. In addition, the manufacture and sale of cannabis products involve the risk of injury to consumers due to tampering by unauthorized third parties or product contamination.

Previously unknown adverse reactions resulting from human consumption of cannabis products alone or in combination with other medications or substances could occur. The Company may be subject to various product liability claims, including, among others, that the products produced by them caused injury or illness, include inadequate instructions for use, or include inadequate warnings concerning possible side effects or interactions with other substances. A product liability claim or regulatory action could result in increased costs, could adversely affect the reputation of the Company and could have a material adverse effect on the business, results of operations and financial condition of the Company. There can be no assurances that product liability insurance will be obtained or maintained on acceptable terms or with adequate coverage against potential liabilities.

The Company may be subject to product recalls.

Cultivators, manufacturers and distributors of products are sometimes subject to the recall or return of their products for a variety of reasons, including product defects, such as contamination, unintended harmful side effects or interactions with other substances, packaging safety and inadequate or inaccurate labeling disclosure. If any of the products produced or sold by the Company are recalled due to an alleged product defect or for any other reason, the Company could be required to incur the unexpected expense of the recall and any legal proceedings that might arise in connection with the recall and may lose a significant amount of sales and may not be able to replace those sales at an acceptable margin or at all. Additionally, if one of the products produced by the Company were subject to recall, the image of that product and the Company could be harmed. A recall for any of the foregoing reasons could lead to decreased demand for products produced by the Company and could have a material adverse effect on the business, results of operations and financial condition of the Company.

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The Company is subject to risks inherent in an agricultural business.

Medical-Use Cannabis and Adult-Use Cannabis is an agricultural product. There are risks inherent in the cultivation business, such as insects, plant diseases and similar agricultural risks. Although the products are usually grown indoors or in green houses under climate-controlled conditions, with conditions monitored, there can be no assurance that natural elements will not have a material adverse effect on the production of the Company’s products and, consequentially, on the business, financial condition and operating results of the Company.

The Company may be vulnerable to rising energy costs.

Cannabis growing operations consume considerable energy, making the Company potentially vulnerable to rising energy costs. Rising or volatile energy costs may adversely impact the business, results of operations, financial condition or prospects of the Company.

The Company is reliant on key inputs.

The cannabis business is dependent on a number of key inputs and their related costs including raw materials and supplies related to growing operations, as well as electricity, water and other local utilities. Any significant interruption or negative change in the availability or economics of the supply chain for key inputs, including as a result of the COVID-19 pandemic or future pandemics, could materially impact the business, financial condition, results of operations or prospects of the Company. In this regard, California, which is where all the cannabis used in our products is grown save for limited out-of-state partnerships, has experienced significant droughts recent years, and may experience droughts in the future. Drought conditions may increase our costs and adversely affect the growing operations of our suppliers.

In addition, some of the inputs for our products may only be available from a single supplier or a limited group of suppliers. If a sole source supplier of specific cannabis genetics or other inputs was to go out of business, the Company might be unable to find a replacement for such source in a timely manner or at all. If a sole source supplier were to be acquired by a competitor, that competitor may elect not to sell to the Company in the future. Any inability to secure a replacement for such source in a timely manner or at all could have a material adverse effect on the business, financial condition, results of operations or prospects of the Company.

The pricing of raw materials used in our products and some of our products can be extremely volatile, which may have a material adverse effect on our financial result.

We purchase and sell certain raw materials used in our products. The pricing of these raw materials has been extremely volatile. For example, the price of both flower and distilled cannabis (oil) has fluctuated significantly and, in particular, decreased significantly in 2022. This volatility may be disruptive to our supply chain and have an adverse effect on our financial results.

The Company may be subject to the risk of competition from synthetic production and technological advances.

The pharmaceutical industry may attempt to dominate the cannabis industry, through the development and distribution of synthetic products which emulate the effects and treatment of organic cannabis. If they are successful, the widespread popularity of such synthetic products could change the demand, volume and profitability of the cannabis industry. This could materially adversely affect the ability of the Company to secure long-term profitability and success through the sustainable and profitable operation of its business.

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Results of future clinical research may negatively impact the cannabis industry.

Research in Canada, the U.S. and internationally regarding the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis or isolated cannabinoids (such as CBD and THC), and associated terpenoids remains in early stages. There have been relatively few clinical trials on the benefits of cannabis or isolated cannabinoids (such as CBD and THC). Although the Company believes that the articles, reports and studies support its beliefs regarding the medical benefits, viability, safety, risks, efficacy, dosing and social acceptance of cannabis, future basic research and clinical trials may prove such statements to be incorrect, or could raise concerns regarding, and perceptions relating to, cannabis. Future research studies and clinical trials may reach negative conclusions regarding the medical benefits, viability, safety, efficacy, dosing, social acceptance or other facts and perceptions related to cannabis, which could have a material adverse effect on the demand for the Company’s products with the potential to lead to a material adverse effect on the Company’s business, financial condition, results of operations or prospects.

Investments made by our social equity venture fund may result in losses for the Company.

As discussed above in “Item 1. Business-Description of the Business-Social Equity,” concurrent with the closing of the Qualifying Transaction, the Company launched a new social equity venture fund focused on investing in Black and other people-of-color cannabis entrepreneurs with a planned $10,000,000 investment over time and a planned annual contribution of at least 2% of our net income. The social equity fund identifies, conducts diligence on, and invests in such entrepreneurs as a means of directly impacting the issues of social equity and diversity in the cannabis industry. The social equity fund was initially seeded with $10,000,000 from the Company’s balance sheet, with a planned annual contribution of at least 2% of the Company’s net income. Through December 31, 2022, we have invested approximately $1,300,000in three investments being Stanton Brands (d/b/a Josephine & Billie’s), Peakz LLC and Digistrains. While the Company makes social equity fund investments with the intent of making a profit, investments in businesses, particularly the smaller businesses in which the social equity fund has invested and expects to invest in future, is risky, and the Company could lose some or all of the capital it invests in these businesses.

Controversy surrounding vaporizers and vaporizer products may materially and adversely affect the market for vaporizer products and expose the Company to litigation and additional regulation.

There have been a number of highly publicized cases involving lung and other illnesses and deaths that appear to be related to vaporizer devices and/or products used in such devices (such as vaporizer liquids). The controversy surrounds the vaporizer devices, the manner in which the devices were used and the related vaporizer device products-THC, nicotine, other substances in vaporizer liquids, possibly adulterated products and other illegal unlicensed cannabis vaporizer products. Some states and cities in the United States have already taken steps to prohibit the sale or distribution of vaporizers, restrict the sale and distribution of such products or impose restrictions on flavors or use of such vaporizers. This trend may continue, accelerate and expand.

This controversy could well extend to non-nicotine vaporizer devices and other product formats. Any such extension could materially and adversely affect the Company’s business, financial condition, operating results, liquidity, cash flow and operational performance. Litigation pertaining to vaporizer products is accelerating and that litigation could potentially expand to include the Company’s products, which would materially and adversely affect the Company’s business, financial condition, operating results, liquidity, cash flow and operational performance.

Regulatory Risks

The Company may be subject to environmental regulations and risks.

The Company’s operations are subject to environmental regulation in the jurisdictions in which it operates. These regulations mandate, among other things, the maintenance of air and water quality standards and land reclamation. They also set forth limitations on the generation, transportation, storage and disposal of solid and hazardous waste. Environmental legislation is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors (or the equivalent thereof) and employees. There is no assurance that future changes in environmental regulation, if any, will not adversely affect the Company’s operations.

Government approvals and permits are currently, and may in the future, be required in connection with the Company’s operations. To the extent such approvals are required and not obtained, the Company may be curtailed or prohibited from its current or proposed production, manufacturing or sale of cannabis or from proceeding with the development of its operations as currently proposed. States mandate unique inventory tracking requirements and systems which may present implementation and adherence challenges for operators, such as California’s METRC track and trace inventory system, which requires integration with other systems and suffers frequent outages.

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Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. The Company may be required to compensate those suffering loss or damage by reason of its operations and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations.

Amendments to current laws, regulations and permits governing the production or manufacturing of cannabis, or more stringent implementation thereof, could have a material adverse impact on the Company and cause increases in expenses, capital expenditures or production or manufacturing costs or reduction in levels of production or manufacturing or require abandonment or delays in development.

The Company may be subject to constraints on the marketing of its products.

The development of the Company’s business and operating results may be hindered by applicable restrictions on sales and marketing activities imposed by government regulatory bodies. The regulatory environment in the United States limits companies’ abilities to compete for market share in a manner similar to other industries. If the Company is unable to effectively market its products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for its products, the Company’s sales and results of operations could be adversely affected.

Risks Relating to the Company’s Business Structure

The Company is reliant on its management team.

The success of the Company is dependent upon the ability, expertise, judgment, discretion and good faith of its senior management. While employment agreements or management agreements and equity incentives that vest over time are customarily used as a primary method of retaining the services of key employees, these agreements and equity incentives cannot assure the continued services of such employees. Any loss of the services of such individuals could have a material adverse effect on the Company’s business, operating results, financial condition or prospects.

The Company is a holding company.

We are a holding company and essentially all of our assets constitute the capital stock of the Company’s subsidiaries. As a result, investors are subject to the risks attributable to the Company’s subsidiaries. As a holding company, the Company will conduct substantially all of its business through subsidiaries, which generate substantially all of the Company’s revenues. Consequently, the Company’s cash flows and ability to complete current or desirable future enhancement opportunities are dependent on the earnings of the Company’s subsidiaries and the distribution of those earnings to the Company. The ability of these entities to pay dividends and other distributions depends on their operating results and is subject to applicable laws and regulations, which require that solvency and capital standards be maintained by such subsidiaries and contractual restrictions are contained in the instruments governing their debt. In the event of a bankruptcy, liquidation or reorganization of any of the Company’s material subsidiaries, holders of indebtedness and trade creditors may be entitled to payment of their claims from the assets of those subsidiaries before the Company.

General Risks related to the Company including Capital Structure, Public Company and Tax Status and Capital Financing Policies

Limited market for our securities

The Common Shares and Warrants are listed on the Exchange and also trade over the counter in the United States on the OTCQX Best Market. However, there can be no assurance that an active and liquid market for the Common Shares or Warrants will develop or be maintained and an investor may find it difficult to resell any securities of the Company. The daily average trading volume of the Common Shares and Warrants has historically been extremely volatile. It is likely such volatility, and therefore risk to Company investors, will continue.

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Potential future sales of shares could adversely affect prevailing market prices for the Common Shares.

We cannot predict the size of future issuances of Common Shares or the effect, if any, that future issuances and sales of Common Shares will have on the market price of the Common Shares. Sales of substantial amounts of Common Shares, or the perception that such sales could occur, may adversely affect prevailing market prices for the Common Shares.

Sales of a substantial number of the Common Shares may cause the price of the Common Shares to decline.

Any sales of substantial numbers of the Common Shares in the public market or the exercise of significant amounts of the Warrants or the perception that such sales or exercise might occur may cause the market price of the Common Shares to decline. On January 28, 2022, the Company entered into lock-up agreements (collectively, the “Lock-Up Agreements”) with certain members of the Company’s leadership team and the entire board of directors (collectively, the “Stockholders”) covering over approximately 35% of the total issued and outstanding Common Shares (the “Lock-Up Shares”). Pursuant to the Lock-Up Agreements, each of the Stockholders has agreed that, subject to certain exceptions, until January 28, 2023, such Stockholder (and any entity or person controlled by Stockholder) will not without the written consent of the Company, among other things, sell, pledge, grant any option, right or warrant for the sale of, or otherwise lend, transfer, assign or dispose of any Locked-up Shares, or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any such Locked-up Shares. The Lock-Up Agreements shall not apply to holders of the Lock-Up Shares to the extent (i) any company with US cannabis operations (specifically operations that handle Tetrahydrocannabinol) is permitted to be listed on any senior US exchange, including the NYSE or Nasdaq, (ii) the trading price of the Common Shares on the Exchange, or any other applicable stock exchange, exceeds US$10.00 at the close of any trading day or (iii) the holder of the Lock-Up Shares cease to be a director, officer or employee of the Company, as applicable. The market price of the Common Shares could be adversely affected upon the expiration of the Lock-Up Agreements.

Further equity financing may dilute the interests of the Company’s shareholders and depress the price of the Common Shares.

If the Company raises additional financing through the issuance of equity securities (including securities convertible or exchangeable into equity securities) or completes an acquisition or merger by issuing additional equity securities, such issuance may substantially dilute the interests of shareholders of the Company and reduce the value of their investment. The Company’s Articles permit the issuance of an unlimited number of Common Shares, and no shareholders of the Company have pre-emptive rights in connection with a future issuance. The Board has the discretion to determine the price and the terms of issue of future issuances. Moreover, additional Common Shares may be issued by the Company on the exercise or vesting of awards under the Company’s equity incentive plan and upon the exercise of outstanding Warrants. The market price of the Common Shares could decline as a result of issuances of new shares or sales by shareholders of Common Shares in the market or the perception that such sales could occur. Sales by shareholders of the Company might also make it more difficult for the Company itself to sell equity securities at a time and price that it deems appropriate.

There is no guarantee that the Warrants will ever be in-the-money, and the Warrants may expire worthless.

Pursuant to the terms of the warrant agency agreement between the Company and Odyssey Trust Company, as warrant agent, dated July 16, 2019 (the “Warrant Agreement”), the Warrants became exercisable on March 22, 2021 at an exercise price of $11.50 per Common Share and expire on January 15, 2026. There is no guarantee that the Warrants will ever be in-the-money prior to their expiration, and as such, the Warrants may expire worthless.

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Financial reporting obligations of being a public company in Canada and the United States are expensive and time-consuming, and our management will be required to devote substantial time to compliance matters.

As a public company, we are subject to the reporting requirements of applicable securities rules and regulations of Canadian securities regulators and other requirements in Canada. Complying with these rules and regulations increases our legal and financial compliance costs, makes some activities more difficult, time-consuming and costly, and increases demand on our systems and resources. In addition, the obligations of being a public company in the United States require significant expenditures and place significant demands on our management and other personnel, including costs resulting from public company reporting obligations under the Exchange Act and the rules and regulations regarding corporate governance practices, including those under the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act. These rules require the establishment and maintenance of effective disclosure controls and procedures and internal control over financial reporting among many other complex rules that are often difficult to implement, monitor and maintain compliance with. Moreover, despite recent reforms made possible by the Jumpstart Our Business Startups Act of 2012 (“ JOBS Act”), the reporting requirements, rules and regulations will make some activities more time-consuming and costly, particularly after we are no longer deemed an “emerging growth company” or a “smaller reporting company.” In addition, we expect these rules and regulations to make it more difficult and more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. Our management and other personnel will need to devote a substantial amount of time to ensure that we comply with all of these requirements and to keep pace with new regulations, otherwise we may fall out of compliance and risk becoming subject to litigation, among other potential problems. Compliance with these rules and regulations could also make it more difficult for us to attract and retain qualified members of our Board.

We have identified a material weakness in our internal control over financial reporting. If we fail to comply with the rules under Sarbanes-Oxley related to accounting controls in the future, or, if we discover further material weaknesses or other deficiencies in our internal control over financial reporting or we fail to maintain effective disclosure controls and procedures, our stock price could decline significantly and raising capital could be more difficult.

Pursuant to Rule 13a-15(c) under the Exchange Act, beginning with this Annual Report, we will be required to conduct annual management assessments of the effectiveness of our internal control over financial reporting. The term “internal control over financial reporting” is defined as a process designed by, or under the supervision of, the issuer’s principal executive and principal financial officers, or persons performing similar functions, and effected by the issuer’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the issuer; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the issuer are being made only in accordance with authorizations of management and directors of the issuer; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the issuer’s assets that could have a material effect on the financial statements.

In addition, under Rule 13a-15(b) under the Exchange Act, we are required to evaluate the effectiveness of our disclosure controls and procedures each quarter. the term “disclosure controls and procedures” means controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to the issuer’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Prior to closing our Qualifying Transaction and various subsequent acquisitions, our acquired operating subsidiaries were private companies with limited accounting personnel to adequately execute our accounting processes and lacked other supervisory resources with which to address our internal control over financial reporting. While we and our independent registered public accounting firm did not and were not required to perform an audit of our internal control over financial reporting with respect to 2021, in connection with the audit of our 2021 consolidated financial statements, we and our independent registered public accounting firm identified control deficiencies in the design and operation of our internal control over financial reporting that constituted a material weakness (See Item 9A. Controls and Procedures). We did not design or maintain an effective control environment commensurate with financial reporting requirements. Specifically, we lack a sufficient number of adequately skilled professionals to appropriately analyze, record and disclose accounting matters timely and accurately while maintaining appropriate segregation of duties. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis.

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Despite the efforts we have undertaken, we have not yet remediated this material weakness.  We cannot assure you that the additional measures we expect to take in the future will be sufficient to remediate the material weakness we identified or avoid the identification of additional material weaknesses in the future. If the steps we take do not remediate the material weakness in a timely manner, there could continue to be a reasonable possibility that this material weakness or other control deficiencies could result in a material misstatement of our annual or interim financial statements that would not be prevented or detected on a timely basis, which could in turn cause our stock price to decline significantly and make raising capital more difficult. If we fail to remediate our material weakness, identify future material weaknesses in our internal control over financial reporting or fail to meet the demands that will be placed upon us as a public company, including the requirements of Sarbanes-Oxley, we may be unable to accurately report our financial results or report them within the timeframes required by law or stock exchange regulations. Failure to comply with Section 404 of Sarbanes-Oxley could also potentially subject us to sanctions or investigations by the SEC or other regulatory authorities. If additional material weaknesses exist or are discovered in the future, and we are unable to remediate any such material weakness, our reputation, results of operations and financial condition could suffer.

General Risks

Financial projections may prove materially inaccurate or incorrect.

The Company has on occasion provided financial projections and other forward-looking information. Such forward-looking information or statements are based on assumptions regarding future events that may or may not occur. Projections are inherently subject to varying degrees of uncertainty, and their achievability depends on the timing and probability of a complex series of future events. There is no assurance that the assumptions upon which these projections are based will be realized. Accordingly, investors should not rely on any projections to indicate the actual results we might achieve. For example, on March 31, 2022, we announced that, subject to any opportunistic partnership or acquisition transactions, we had set a goal to maintain a minimum cash balance of approximately $100 million at 2022 year end and to pivot to generating positive cash flow in fiscal year 2023. On November 14, 2022, we announced that we may slightly deviate from our objective of maintaining a minimum of $100 million cash balance at December 31, 2022, and as of December 31, 2022, we had a cash balance of $93,697,529.

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The Company’s use of joint ventures, strategic partnerships and alliances may expose the Company to risks associated with jointly owned investments.

The Company may operate parts of the business through joint ventures and strategic partnerships and alliances with other companies. Joint venture investments may involve risks not otherwise present in investments made solely by the Company, including: (i) the Company may not control the joint ventures; (ii) the joint venture partners may not agree to distributions that the Company believes are appropriate; (iii) where the Company does not have substantial decision-making authority, the Company may experience impasses or disputes with such joint venture partners on certain decisions, which could require the Company to expend additional resources to resolve such impasses or disputes, including litigation or arbitration; (iv) the Company’s joint venture partners may become insolvent or bankrupt, fail to fund their share of required capital contributions or fail to fulfil their obligations as a joint venture partner; (v) the arrangements governing the Company’s joint ventures may contain certain conditions or milestone events that may never be satisfied or achieved; (vi) the Company’s joint venture partners may have business or economic interests that are inconsistent with the Company’s interests and may take actions contrary to the Company’s interests; (vii) the Company may suffer losses as a result of actions taken by the Company’s joint venture partners with respect to the Company’s joint venture investments; and (viii) it may be difficult for the Company to exit a joint venture if an impasse arises or if the Company desires to sell its interest for any reason. Any of the foregoing risks could have a material adverse effect on the Company’s business, financial condition and results of operations. In addition, the Company may, in certain circumstances, be liable for the actions of our joint venture partners.

There can be no assurance that the Company’s current and future strategic alliances or expansions of scope of existing relationships will have a beneficial impact on the Company’s business, financial condition and results of operations.

The Company expects to enter into, additional strategic alliances and partnerships with third parties that the Company believes will complement or augment the business. The Company’s ability to complete strategic alliances is dependent upon, and may be limited by, the availability of suitable candidates and capital. In addition, strategic alliances could present unforeseen integration obstacles or costs, may not enhance the Company’s business and may involve risks that could adversely affect the Company, including significant amounts of management time that may be diverted from operations in order to pursue and complete such transactions or maintain such strategic alliances. Future strategic alliances could result in the incurrence of additional debt, costs and contingent liabilities, and there can be no assurance that such strategic alliances will achieve the expected benefits to the Company’s business. Any of the foregoing could have a material adverse effect on the Company’s business, financial condition and results of operations.

Competition in the cannabis industry is intense and increased competition by larger and better-financed competitors could materially and adversely affect the business, financial condition and results of operations of the Company.

The Company faces intense competition from other companies, some of which can be expected to have longer operating histories and greater financial resources and experience than the Company. Increased competition by larger and better financed competitors could materially and adversely affect the business, financial condition, results of operations or prospects of the Company. Because of the early stage of the industry in which the Company operates, the Company expects to face additional competition from new entrants. To become and remain competitive, the Company will require research and development, marketing, sales and support. The Company may not have sufficient resources to maintain research and development, marketing, sales and support efforts on a competitive basis which could materially and adversely affect the business, financial condition, results of operations or prospects of the Company.

The cannabis industry is difficult to forecast.

The Company must rely largely on its own market research to forecast sales as detailed forecasts are not generally obtainable from other sources at this early stage of the industry. The California cannabis industry experienced an unprecedented decline in the average price per pound of cannabis biomass throughout 2022, making historical data less reliable. If the Company’s forecasts are not accurate as a result of competition, biomass commoditization, integration, deal-execution, technological change, change in the regulatory or legal landscape, change in consumer behavior, or other factors, including the impact of the COVID-19 pandemic, the business, results of operations, financial condition or prospects of the Company may be adversely affected. See “General Risk Factors - Financial projections may prove material inaccurate or incorrect”.

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The Company may be subject to the risk of litigation.

The Company is a party to litigation from time to time in the ordinary course of business which could adversely affect its business. Should any litigation in which the Company becomes involved be determined against the Company, such a decision could adversely affect the Company’s ability to continue operating and the market price for the Common Shares and other listed securities of the Company. Even if the Company is involved in litigation and wins, litigation can redirect significant company resources. Litigation may also create a negative perception of the Company’s brand.

Risks associated with recent or future acquisitions.

As part of the Company’s overall business strategy, it may in the future pursue strategic acquisitions, which could provide additional product offerings, integrations, additional industry expertise or a stronger industry presence in both existing and new jurisdictions. Future acquisitions may expose us to potential risks, including risks associated with: (i) the integration of new operations, services and personnel; (ii) unforeseen or hidden liabilities; (iii) the diversion of resources from our existing interests and business; (iv) potential inability to generate sufficient revenue to offset new costs; (v) the expenses of acquisitions; or (vi) the potential loss of or harm to relationships with both employees and existing users resulting from our integration of new businesses. In addition, any proposed acquisitions may be subject to regulatory approval.

The Company may invest in cannabis companies, including pre-revenue companies, that may not be able to meet anticipated revenue targets in the future.

The Company may make investments in companies with no significant sources of operating cash flow and no revenue from operations. Investments in such companies will be subject to risks and uncertainties that new companies with no operating history may face. In particular, there is a risk that our investment in these pre-revenue companies will not be able to meet anticipated revenue targets or will generate no revenue at all. The risk is that underperforming pre-revenue companies may lead to these businesses failing, which could have a material adverse effect on our business, prospects, revenue, results of operation and financial condition.

The Company may be subject to risks related to information technology systems, including cyber-attacks.

The Company’s operations depend, in part, on how well it and its suppliers protect networks, equipment, information technology systems and software against damage from a number of threats, including, but not limited to, cable cuts, damage to physical plants, natural disasters, intentional damage and destruction, fire, power loss, ransomware, hacking, computer viruses, vandalism and theft. The Company’s operations also depend on the timely maintenance, upgrade and replacement of networks, equipment, information technology systems and software, as well as pre-emptive expenses to mitigate the risks of failures. Any of these and other events could result in information system failures, delays, theft and/or increase in capital expenses. The failure of information systems or a component of information systems could, depending on the nature of any such failure, adversely impact the Company’s reputation and results of operations. The Company has not experienced any material losses to date relating to cyber-attacks or other information security breaches, but there can be no assurance that the Company will not incur such losses in the future. The Company’s risk and exposure to these matters cannot be fully mitigated because of, among other things, the evolving nature of these threats. As a result, cyber security and the continued development and enhancement of controls, processes and practices designed to protect systems, computers, software, data and networks from attack, damage or unauthorized access is a priority. As cyber threats continue to evolve, the Company may be required to expend additional resources to continue to modify or enhance protective measures to investigate and remediate any security vulnerabilities or purchase additional or more expensive insurance.

The Company may be subject to risks related to security breaches.

Given the nature of the Company’s products and its lack of legal availability outside of channels approved by the United States federal government, as well as the concentration of inventory in its facilities, despite meeting or exceeding all legislative security requirements, there remains a risk of shrinkage as well as theft. A security breach at one of the Company’s facilities could expose the Company to additional liability and to potentially costly litigation, increase expenses relating to the resolution and future prevention of these breaches and may deter potential customers from choosing the Company’s products. In addition, the Company collects and stores personal information about its customers and is responsible for protecting that information from privacy breaches. A privacy breach may occur through procedural or process failure, information technology malfunction, or deliberate unauthorized intrusions. Theft of data for competitive purposes, particularly customer lists and preferences, is an ongoing risk whether perpetrated via employee collusion or negligence or through deliberate cyber-attack. Any such theft or privacy breach would have a material adverse effect on the Company’s business, financial condition, results of operations and prospects.

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The Company may be subject to intellectual property risks.

The Company has certain proprietary intellectual property, including but not limited to brands, trademarks, trade names, copyright protected materials, trade secrets, and proprietary and/or confidential processes and know-how. The Company will rely on this intellectual property, know-how and other proprietary information, and require employees, consultants, partners and suppliers to sign confidentiality agreements as appropriate. However, confidentiality agreements may be breached, and the Company’s remedies under law may not have the effect of fully mitigating or preventing damage stemming from some breach. Furthermore, the Company may enter into agreements to license its intellectual property with third parties in states where the Company currently does not operate. In such instances, the Company will be reliant on third-party licensees to comply with trademark guidelines and otherwise be diligent stewards of the Company’s intellectual property. Third party licensees may not protect the Company’s intellectual property against counterfeit copies of Company brands or trademarks, for example.

Absent of breach, third parties may independently develop substantially equivalent proprietary information without infringing upon any proprietary technology. Third parties may otherwise gain access to the Company’s proprietary information and adopt it in a competitive manner. Any loss of intellectual property protection may have a material adverse effect on the Company’s business, results of operations or prospects.

As long as cannabis remains illegal under U.S. federal law as a Schedule I controlled substance pursuant to the CSA, the benefit of certain U.S. federal laws and protections which may be available to most businesses, such as federal trademark and patent protection regarding the intellectual property of a business, may not be available to the Company. For example, in the United States, registered federal trademark protection is only available for goods and services that can be lawfully used in interstate commerce; the U.S. Patent and Trademark Office is not currently approving any trademark applications for cannabis, or certain goods containing U.S. hemp-derived CBD (such as dietary supplements and food) until the FDA and the USDA provide clearer guidance on the regulation of such products. As a result, the Company’s intellectual property may not be adequately or sufficiently protected against the use or misappropriation by third parties. In addition, since the regulatory framework of the cannabis industry is in a constant state of flux, the Company can provide no assurance that it will obtain any protection of its intellectual property, whether on a federal, provincial, state or local level, despite its diligent and consistent efforts to so do. While many states do offer the ability to protect and register trademarks independent of the federal government, and Courts have recognized the legal validity of common law rights in cannabis-business trademarks, such common law rights and state-registered trademarks provide a lower degree of protection than would federally registered marks as the rights provided are state-by-state and not nationwide and are dependent on use rather than intent to use. Additionally, patent protection is wholly unavailable on a state level.

The Company’s intellectual property rights may be invalid or unenforceable under applicable laws, and the Company may be unable to have issued or registered, and unable to enforce, its intellectual property rights.

The laws and positions of intellectual property offices administering such laws regarding intellectual property rights relating to cannabis and cannabis- related products are constantly evolving, and there is uncertainty regarding which countries will permit the filing, prosecution, issuance, registration and enforcement of intellectual property rights relating to cannabis and cannabis-related products. The Company’s ability to obtain registered trademark protection for cannabis and cannabis-related goods and services (including hemp and hemp-related goods and services), may be limited in certain countries, including the United States, where registered federal trademark protection is currently unavailable for trademarks covering the sale of cannabis products or certain goods containing U.S. hemp-derived CBD (such as dietary supplements and foods) until the FDA provides clearer guidance on the regulation of such products. Accordingly, the Company’s ability to obtain intellectual property rights or enforce intellectual property rights against third- party uses of similar trademarks may be limited.

Moreover, in any infringement proceeding, some or all of the Company’s current or future trademarks, patents or other intellectual property rights or other proprietary know-how, or arrangements or agreements seeking to protect the same for the Company’s benefit, may be found invalid, unenforceable, anti- competitive or not infringed. An adverse result in any litigation or defense proceedings could put one or more of the Company’s current or future trademarks, patents or other intellectual property rights at risk of being invalidated or interpreted narrowly and could put existing intellectual property applications at risk of not being issued. Any or all of these events could materially and adversely affect the Company’s business, financial condition and results of operations.

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The Company cannot offer any assurances about which, if any, patent applications will issue, the breadth of any such patent or whether any issued patents will be found invalid or unenforceable or which of the Company’s products or processes will be found to infringe upon the patents or other proprietary rights of third parties. Any successful opposition to future issued patents could deprive the Company of rights necessary for the successful commercialization of any new products or processes that it may develop.

If some or all of the Company’s patents expire or are invalidated or are found to be unenforceable, or if some or all of its patent applications do not contain patentable subject matter because the claims are determined to lack utility, or, do not result in issued patents or result in patents with narrow, overbroad, or unenforceable claims, or claims that are not supported in regard to written description or enablement by the specification, or if the Company is prevented from asserting that the claims of an issued patent cover a product of a third party, the Company may be subject to competition from third parties with products in the same class as its own products or devices, including in those jurisdictions in which the Company has no patent protection.

The Company may be subject to competition from third parties with products or devices in the same class as its products or devices in those jurisdictions in which it has no patent protection. Further, there is no assurance that the Company will find all potentially relevant prior art relating to any patent applications that it files, which may prevent a patent from issuing from a patent application or invalidate any patent that issues from such application. Even if patents are issued to the Company regarding its products, devices, and/or methods of using them, those patents can be challenged by its competitors who can argue such patents are invalid or unenforceable, lack of utility, lack sufficient written description or enablement, or that the claims of the issued patents should be limited or narrowly construed. Furthermore, even if they are unchallenged, any patent applications and future patents may not adequately protect the Company’s intellectual property rights, provide exclusivity for its products or processes or prevent others from designing around any issued patent claims, and patents also will not protect the Company’s product candidates if competitors devise other ways of making or using these product candidates without legally infringing the Company’s patents.

The Company also relies on trade secrets to protect its technology, especially where it does not believe that patent protection is appropriate or obtainable. However, trade secrets are difficult to protect. The Company’s employees, consultants, contractors, outside scientific collaborators and other advisors may unintentionally or willfully disclose its confidential information to competitors, and confidentiality agreements may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. Enforcing a claim that a third party illegally obtained and is using the Company’s trade secrets is expensive and time-consuming, and the outcome is unpredictable. Moreover, the Company’s competitors may independently develop equivalent knowledge, methods and know-how. Failure to obtain or maintain trade secret protection could adversely affect the Company’s competitive business position.

The Company may be subject to allegations that it is in violation of third-party intellectual property rights, and the Company may be found to infringe third-party intellectual property rights, possibly without the ability to obtain licenses necessary to use such third-party intellectual property rights.

Other parties may claim that the Company’s products infringe on their intellectual property rights, including with respect to patents, and the Company’s operation of its business, including its development, manufacture and sale of its goods and services, may be found to infringe third-party intellectual property rights. There is a risk that the Company is infringing the proprietary rights of third parties because numerous United States and foreign issued patents and pending patent applications, which are owned by third parties, exist in the fields that are the focus of the Company’s business, and which may cover the development, manufacturing, sale or use of the Company’s products, processes or other aspects of its business operations. Others might have been the first to make the inventions covered by each of its pending patent applications and/or might have been the first to file patent applications for these inventions. In addition, because patent applications take many months to publish and patent applications can take many years to issue, there may be currently pending applications, unknown to the Company, which may later result in issued patents that cover the production, manufacture, synthesis, commercialization, formulation or use of the Company’s products. As a result, there may be currently pending patent applications, some of which may still be confidential, that may later result in issued patents that the Company’s products or processes may infringe. In addition, the production, manufacture, synthesis, commercialization, formulation or use of the Company’s products may infringe existing patents of which the Company is not aware. In addition, third parties may obtain patents in the future and claim that use of the Company’s inventions, trade secrets, technical know-how and proprietary information, or the manufacture, use or sale of its products infringes upon those patents. Third parties may also claim that the Company’s use of its trademarks infringes upon their trademark rights.

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Defending itself against third-party claims, including litigation in particular, would be costly and time consuming and would divert management’s attention from its business, which could lead to delays in the Company’s development or commercialization efforts. Such claims, whether or not meritorious, may result in the expenditure of significant financial and managerial resources, legal fees, result in injunctions, temporary restraining orders, other equitable relief, and/or require the payment of damages, any or all of which may have an adverse impact on the Company’s business. If third parties are successful in their claims, the Company might have to pay substantial damages or take other actions that are adverse to the Company’s business. In addition, the Company may need to obtain licenses from third parties who allege that the Company has infringed on their lawful rights. Such licenses may not be available on terms acceptable to the Company, and the Company may be unable to obtain any licenses or other necessary or useful rights under third-party intellectual property.

The Company receives licenses to use some third-party intellectual property rights, and the failure of the owner of such intellectual property to properly maintain or enforce the intellectual property underlying such licenses, or the Company’s inability to maintain such licenses, could have a material adverse effect on Company’s business, financial condition and performance.

The Company is party to licenses granted by third parties, including the certain brands and trademarks, that give the Company rights to use third-party intellectual property that is necessary or useful to the Company’s business. The Company’s success will depend, in part, on the ability of the applicable licensor to maintain and enforce its licensed intellectual property against other third parties, particularly intellectual property rights to which the Company has secured exclusive rights. Without protection for the intellectual property the Company has licensed, other companies might be able to offer substantially similar products for sale, or utilize substantially similar processes, any of which could have a material adverse effect on the Company’s business, financial condition and results of operations.

Any of the Company’s licensors may allege that the Company has breached its license agreements with those licensors, whether with or without merit, and accordingly seek to terminate the Company’s applicable licenses. If successful, this could result in the Company’s loss of the right to use applicable licensed intellectual property, which could adversely affect its ability to commercialize its products or services, as well as have a material adverse effect on its business, financial condition and results of operations.

Any of these outcomes could impair the Company’s ability to prevent competition from third parties, which could materially and adversely affect its business, financial condition and results of operations.

The Company may be subject to the risks associated with fraudulent or illegal activity by its employees, contractors, third-party partners and consultants.

The Company is exposed to the risk that its employees, independent contractors, third-party partners and consultants may engage in fraudulent or other illegal activity. Misconduct by these parties could include intentional, reckless and/or negligent unauthorized conduct that violates: (i) government regulations, including regulations of the DCC; (ii) manufacturing standards; (iii) federal, state and provincial healthcare fraud and abuse laws and regulations; (iv) laws that require the true, complete and accurate reporting of financial information or data; or (v) contractual arrangements, including confidentiality requirements. It may not always be possible for the Company to identify and deter misconduct by its employees and other third parties, and the precautions taken by the Company to detect and prevent this activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting the Company from governmental investigations or other actions or lawsuits stemming from a failure to be in compliance with applicable laws or regulations or contractual requirements. If any such actions are instituted against the Company, and it is not successful in defending itself or asserting its rights, those actions could have a significant impact on the Company’s business, including the imposition of civil, criminal and administrative penalties, damages, monetary fines, contractual damages, reputational harm, diminished profits and future earnings, and curtailment of the Company’s operations, any of which could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.

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The Company may be subject to risks related to high bonding and insurance coverage.

There is a risk that a greater number of state regulatory agencies will begin requiring entities engaged in certain aspects of the business or industry of legal cannabis to post a bond or significant fees when, for example, applying for a dispensary license or renewal as a guarantee of payment of sales and franchise tax. The Company is not able to quantify at this time the potential scope for such bonds or fees in the states in which it currently or may in the future operate. Any bonds or fees of material amounts could have a negative impact on the ultimate success of the Company’s business.

The Company’s business is subject to a number of risks and hazards generally, including adverse environmental conditions (such as droughts), accidents, labor disputes and changes in the regulatory environment. Such occurrences could result in damage to assets, personal injury or death, environmental damage, delays in operations, monetary losses and possible legal liability. Although the Company maintains insurance to protect against certain risks in such amounts as it considers to be reasonable, insurance does not cover all the potential risks associated with its operations. The Company may also be unable to maintain insurance to cover these risks at economically feasible premiums. Insurance coverage may not continue to be available or may not be adequate to cover any resulting liability. Moreover, insurance against risks such as environmental pollution or other hazards encountered in the operations of the Company is not generally available on acceptable terms. The Company might also become subject to liability for pollution, fire, explosion or other hazards which it may not be insured against or which the Company may elect not to insure against because of premium costs or other reasons. Losses from these events may cause the Company to incur significant costs that could have a material adverse effect upon its business, results of operations, financial condition or prospects.

The current outbreak of the novel Coronavirus, or COVID-19, or the future outbreak of any other highly infectious or contagious diseases, could materially and adversely impact or cause disruption to the Company’s operations, performance, financial condition, results of operations and cash flows.

A novel strain of coronavirus (COVID-19) was reported to have surfaced in December 2019, and has since spread globally, including to every state in the United States. While the impacts of COVID-19 have lessened in recent months, the outbreak of COVID-19 severely impacted global economic activity and caused significant volatility and negative pressure in financial markets. Many countries, including Canada and the United States, reacted to COVID-19 by instituting quarantines, mandating business and school closures and restricting travel. As a result, the COVID-19 pandemic has negatively impacted many industries directly or indirectly, including the Regulated Cannabis industry. The Company has developed policies and procedures to contain the spread of COVID-19, but experienced multiple outbreaks at certain facilities during 2022. Future outbreaks of COVID-19 (or future pandemics) could have material and adverse effects on the Company’s operations, performance, financial condition, results of operations and cash flows due to, among other factors:

•	a complete or partial closure of, or other operational issues at, one or more of the Company’s businesses resulting from government actions;
•

the temporary inability of consumers and patients to purchase the Company’s cannabis products due to a number of factors, including but limited to illness, dispensary closures or limitations on operations (including but not limited to shortened operating hours, social distancing requirements and mandated “curbside only” pickup), quarantine, financial hardship, and “stay at home” orders, could severely impact the Company’s businesses, financial condition and liquidity;

•

difficulty accessing equity and debt capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may affect the Company’s access to capital necessary to fund business operations;

•	workforce disruptions for the Company, as a result of infections, quarantines, stay at home orders or other factors, could result in a material reduction in the Company’s sales capacity;
•	restrictions on public events for the regulated cannabis industry limit the opportunity for the Company to market and sell its products and promote its brands;
•	increased cyber security threats due to the increased volume of employees working remotely and using online video-conferencing and collaborative platforms; and
•

the potential negative impact on the health of the Company’s personnel, particularly if a significant number of them are impacted, would result in a deterioration in the Company’s ability to ensure business continuity during a disruption.

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The extent to which COVID-19 (or future pandemics) impacts the Company’s operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of new outbreaks, the impact of new variants of COVID-19, the actions taken to contain the outbreak or mitigate its impact, and the direct and indirect economic effects of the outbreak and containment measures, among others.

Global or U.S. financial conditions and future economic shocks may impair the Company’s financial condition.

Future economic shocks may be precipitated by a number of causes, including a rise in the price of oil, geopolitical instability, pandemics or outbreaks of new infectious diseases or viruses and natural disasters. Any sudden or rapid destabilization of global or U.S. economic conditions or future pandemics, could impact the Company’s ability to obtain equity or debt financing in the future on terms favorable to the Company’s. Weakened or declining economic conditions could be caused by a number of factors, including high interest rates, rising inflation, the government closure of Silicon Valley Bank and Signature Bank and liquidity concerns at other financial institutions. Additionally, any such occurrence could cause decreases in asset values that are deemed to be other than temporary, which may result in impairment losses. The Company may have difficultly accessing the services of banks, which may make it difficult to operating its business. In such an event, the Company’s operations and financial condition could be adversely impacted.

Furthermore, general market, political and economic conditions, including, for example, inflation, interest and currency exchange rates, structural changes in the cannabis industry, supply and demand for commodities, political developments, legislative or regulatory changes, social or labor unrest and stock market trends will affect the Company’s operating environment and its operating costs and profit margins and the price of its securities. Any negative events in the global economy could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.

We have recently experienced a period of economic uncertainty and capital markets disruption, which has been significantly impacted by geopolitical instability due to the ongoing military conflict between Russia and Ukraine. Our business, financial condition, and results of operations may be materially adversely affected by the negative impact on the global economy and capital markets resulting from the conflict in Ukraine or any other geopolitical tensions.

United States and global markets experienced volatility and disruption following the escalation of geopolitical tensions and the start of the military conflict between Russia and Ukraine. On February 24, 2022, a full-scale military invasion of Ukraine by Russian troops began. Although the length and impact of the ongoing military conflict is highly unpredictable, the conflict in Ukraine has led to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain disruptions.

Additionally, various of Russia’s actions have led to sanctions and other penalties being levied by the U.S., the European Union, and other countries, as well as other public and private actors and companies, against Russia and certain other geographic areas, including agreement to remove certain Russian financial institutions from the Society for Worldwide Interbank Financial Telecommunication payment system and restrictions on imports of Russian oil, liquified natural gas and coal. Additional potential sanctions and penalties have also been proposed and/or threatened. Russian military actions and the resulting sanctions could further adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets, potentially making it more difficult for us to obtain additional funds.

Any of the above-mentioned factors could affect our business, prospects, financial condition, and operating results. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions may also magnify the impact of other risks described in this Annual Report.

The Company’s operations may be adversely affected by changes in the economic environment, including the rise in inflation and the increase in interest rates resulting from the tightening of monetary policy by the U.S. Federal Reserve in order to combat inflation.

The Company’s operations could be affected by the economic environment in which it operates should the unemployment level, interest rates or inflation reach levels that influence consumer trends and, consequently, impact the Company’s sales and profitability.

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The Company has experienced or expects to experience inflationary impacts on key production inputs, wages and other costs of labor, packaging, equipment, services, delivery, and other business expenses due to inflationary pressures. Inflation and its negative impacts could escalate in future periods. In addition, rising interest rates due to the U.S. Federal Reserve's tightening of monetary policy could increase our costs.

We may not be able to include these additional costs in the prices of the products we sell. As a result, inflation may have a material adverse effect on our results of operations and financial condition.

Management of growth may prove to be difficult.

The Company may be subject to growth-related risks including capacity constraints and pressure on its internal systems and controls. The ability of the Company to manage growth effectively will require it to continue to implement and improve its operational and financial systems and to expand, train and manage its employee base. The inability of the Company to deal with this growth may have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.

The Company does not intend to pay dividends on the Common Shares, so any returns will be limited to increases, if any, in the value of the Common Shares. Your ability to achieve a return on your investment will depend on appreciation, if any, in the price of our Common Shares.

The Company currently anticipates that it will retain future earnings for the development, operation and expansion of our business and does not anticipate declaring or paying any cash dividends for the foreseeable future. Any future determination to declare dividends will be made at the discretion of the Board and will depend on, among other factors, the Company’s financial condition, operating results, capital requirements, general business conditions and other factors that the Board may deem relevant. Any return to stockholders will therefore be limited to the appreciation in the value of their Common Shares, if any.

If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about the Company or its business, the Common Share trading price and volume could decline.

The trading market for Common Shares will depend in part on the research and reports that securities or industry analysts publish about the Company or its business. If securities or industry analysts cease providing coverage on the Company, the trading price for Common Shares would be negatively impacted. Additionally, if one or more of the analysts who cover the Company downgrade Common Shares, which occurred at various points in 2022, or publish inaccurate or unfavorable research about the Company’s business, the Company’s trading price may decline. If one or more of these analysts cease coverage of the Company or fail to publish reports on the Company regularly, demand for Common Shares could decrease, which could cause the Common Share trading price and volume to decline.

The Company may be subject to international or additional state regulatory risks.

While the Company currently has no plans to expand internationally, it may in the future and, as a result, it would become further subject to the laws and regulations of (as well as international treaties among) the foreign jurisdictions in which it operates or imports or exports products or materials. In addition, the Company may avail itself of proposed legislative changes in certain jurisdictions to expand its product portfolio outside of the state of California, which expansion may include business and regulatory compliance risks as yet undetermined. Failure by the Company to comply with the current or evolving regulatory framework in any jurisdiction could have a material adverse effect on the Company’s business, financial condition and results of operations. There is the possibility that any such international jurisdiction or state could determine that the Company was not or is not compliant with applicable local regulations. If the Company’s sales or operations were found to be in violation of such international regulations the Company may be subject to enforcement actions in such jurisdictions including, but not limited to civil and criminal penalties, damages, fines, the curtailment or restructuring of the Company’s operations or asset seizures and the denial of regulatory applications.

The market price of the Common Shares may be highly volatile.

Market prices for cannabis companies have at times been volatile and subject to substantial fluctuations. The stock market, from time-to-time, experiences significant price and volume fluctuations unrelated to the operating performance of particular companies, including as a result of the COVID-19 pandemic. Future announcements concerning the Company or its competitors, including those pertaining to financial results, financing arrangements, government regulations, developments concerning regulatory actions affecting the Company, litigation, additions or departures of key personnel, and economic conditions and political factors in the United States may have a significant impact on the market price of the Common Shares. In addition, there can be no assurance that the Common Shares will continue to be listed on the Exchange.

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The market price of the Common Shares has fluctuated significantly. According to information provided by the Yahoo Finance, price range of the Common Shares on the OTCQX for the period from March 14, 2022 to March 10, 2023 was a low of $0.146 and a high of $1.362. The price of the Common Shares may continue to fluctuate significantly due to the Company’s financial results and other reasons, including those unrelated to the Company’s specific performance, such as reports by industry analysts, investor perceptions, regulatory developments (or lack thereof) or negative announcements by its competitors or suppliers regarding their own performance, as well as general economic and industry conditions. For example, to the extent that other large companies within its industry experience declines in their stock price, the share price of the Common Shares may decline as well. In addition, when the market price of a company’s shares drops significantly, shareholders often institute securities class action lawsuits against the company. A lawsuit against the Company could cause it to incur substantial costs and could divert the time and attention of its management and other resources.

The Company is dependent on equipment and skilled labor.

The ability of the Company to compete and grow will be dependent on it and the Company’s third-party partners having access, at a reasonable cost and in a timely manner, to skilled labor, equipment, parts and components. No assurances can be given that the Company or its third-party partners will be successful in maintaining its required supply of skilled labor, equipment, parts and components, including as a result of, among other things, a tight labor market and. It is also possible that the final costs of the major equipment contemplated by the Company’s capital expenditure plans may be significantly greater than anticipated by the Company’s management, and may be greater than the funds available to the Company, in which circumstance the Company may curtail, or extend the timeframes for completing, its capital expenditure plans. This could have an adverse effect on the business, financial condition, results of operations or prospects of the Company.

The Company’s officers and directors may be engaged in other business ventures resulting in conflicts of interest.

Certain of the Company’s directors and officers are, and may continue to be, or may become, involved in other business ventures through their direct and indirect participation in, among other things, corporations, partnerships and joint ventures, that are or may become competitors of the products and services the Company provides or intends to provide. Situations may arise in connection with potential acquisitions or opportunities where the other interests of these directors and officers conflict with or diverge from the Company’s interests. In accordance with applicable corporate law, directors who have a material interest in a contract or transaction or a proposed contract or transaction with the Company that is material to the Company are required, subject to certain exceptions, to disclose that interest and generally abstain from voting on any resolution to approve the transaction. In addition, the directors and officers are required to act honestly and in good faith with a view to the Company’s best interests.

However, in conflict of interest situations, the Company’s directors and officers may owe the same duty to another company and will need to balance their competing interests with their duties to the Company. Circumstances (including with respect to future corporate opportunities) may arise that may be resolved in a manner that is unfavorable to the Company.

Certain remedies may be limited to the Company.

The Company’s governing documents may provide that the liability of its members of the Board and its officers is eliminated to the fullest extent permitted under the laws of the Province of British Columbia. Thus, the Company and its shareholders may be prevented from recovering damages for certain alleged errors or omissions made by the members of the Board and its officers. The Company’s governing documents provide that the Company will, to the fullest extent permitted by law, indemnify members (and former members) of its Board for certain liabilities incurred by them by virtue of their acts on behalf of Company. The Company may also indemnify its officers, subject to restrictions in the BCBCA.

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The Company may have difficulty in enforcing judgments and effecting service of process on directors and officers.

All of the directors and certain of the officers of the Company reside outside of Canada. Some or all of the assets of such persons may be located outside of Canada. Therefore, it may not be possible for investors to collect or to enforce judgments obtained in Canadian courts predicated upon the civil liability provisions of applicable Canadian securities laws against such persons. Moreover, it may not be possible for investors to effect service of process within Canada upon such persons.

The Company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on the financial condition, results of operations and Common Share price, which could cause investors to lose some or all of their investment.

Although the Company conducted due diligence on each of Caliva, OGE and LCV prior to closing of their respective acquisitions the Company cannot assure that this diligence revealed all material issues that may be present in the businesses of Caliva and LCV, that it would be possible to uncover all material issues through a customary amount of due diligence or that factors outside of either party’s control will not later arise. As a result, the Company may be forced in the future to write down or write-off assets, restructure its operations or incur impairment or other charges that could result in losses. Even if due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with the Company’s preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on the Company’s liquidity, the fact that charges of this nature are reported could contribute to negative market perceptions. In addition, charges of this nature may cause the Company to be unable to obtain future financing on favorable terms or at all. Furthermore, as part of the Company’s impairment tests as of December 31, 2022, the Company determined that current market conditions have resulted in a downward revision to its future cash flow estimates. Accordingly, the Company recorded non-cash impairment charges of $130,566,825 during the fiscal year ended December 31, 2022. In addition, the Company recorded impairment charges of $575,498,897 in the year ended December 31, 2021. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Non-Cash Impairment” in Part II of this Annual Report. There can be no assurance that the Company will not have to take additional impairment charges in the future.

Changes in accounting standards and subjective assumptions, estimates and judgments by management related to complex accounting matters could significantly affect the Company’s reported financial results or financial condition.

Generally accepted accounting principles and related accounting pronouncements, implementation guidelines and interpretations with regard to a wide range of matters that are relevant to the Company’s business, including but not limited to revenue recognition, impairment of goodwill and intangible assets, inventory, income taxes and litigation, are highly complex and involve many subjective assumptions, estimates and judgments. Changes in these rules or their interpretation, or changes in underlying assumptions, estimates or judgments, could significantly change the Company’s reported financial performance or financial condition in accordance with generally accepted accounting principles.

ITEM 1B. UNRESOLVED STAFF COMMENTS.

Not applicable.

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ITEM 2. PROPERTIES.

Our Facilities and Properties

Our principal executive and administrative offices are located at 1550 Leigh Avenue, San Jose, CA 95125. As of December 31, 2022, we leased 22 facilities in the State of California.

The following table sets for the information about our properties. We believe that our existing facilities are sufficient for our current needs. In the future, we may need to add new facilities and expand our existing facilities as we add employees, grow our infrastructure and evolve our business, and we believe that suitable additional or substitute space will be available on commercially reasonable terms to meet our future needs.

Location	Facilities Type	Approximate Square Footage	Lease Expiration Dates
Bellflower, California (9535 Artesia Blvd., 90706)	Dispensary/Retail Delivery	4,000	9/30/2027
Bellflower, California (9571 Artesia Blvd, 90706)	Parking Spaces	8 Parking Spaces	12/31/2023
Brisbane, California (101 South Hill Dr., 94005)	Retail Delivery/Distribution	19,150	9/30/2023
Ceres, California (4030 Farm Supply Drive, 95307)	Dispensary/Retail Delivery	3,400	4/1/2024
Concord, California (1847 Willow Pass, 94520)	Dispensary/Retail Delivery	4,100	8/1/2030
Costa Mesa, California (2800 Harbor Blvd., 92626)[1]	Dispensary/Retail Delivery	4,800	5/31/2032
Chula Vista, California (1664 Industrial Blvd., 91911)	Retail Delivery	9,604	6/30/2025
Culver City, California (5855 Green Valley Circle, Ste# 105, 90230)[2]	Retail Delivery	2,567	6/30/2023
Emeryville, California (5855 Beudry Street, 94608)	Retail Delivery	5,395	9/30/2028
Hanford, California (104 North Douty St., 93230)	Dispensary (Aug. 2021)/Retail Delivery/Administrative	7,370	9/30/2025
Hanford, California (10757 Energy Street, 93230)	Distribution	20,000	1/31/2028
Pasadena, California (3341 E. Colorado Blvd., 91107)	Dispensary/Retail Delivery	11,989	11/25/2030
San Jose, California (1695 S. 7th St., 95112)	Dispensary/Retail Delivery/Processing/Cultivation/Distribution/Manufacturing	110,000	9/30/2027
San Jose, California (92 Pullman Way, 95111)	Dispensary/Distribution	23,000	8/15/2031
San Jose, California (1550 Leigh Ave., 95125)	Headquarters	18,692	8/31/2023
San Jose, California (825 S. 5th St., 95112)	Storage	30,000	9/30/2027
Santa Barbara, California (819 Reddick Street, 93103)	Manufacturing/Distribution/Delivery	9,000	12/31/2026
Santa Barbara, California (1019 Chapala Street, 93101)	Retail Dispensary	6,300	3/31/2031
Stockton, California 7840 West Lane, 95210)	Dispensary/Retail Delivery	3,172	8/13/2028
Vallejo, California (128 Robles Way, 94591)	Dispensary/Retail Delivery	2,085	8/25/2025
West Hollywood, California (1155 N. La Brea Ave. 90038)	Dispensary/Retail Delivery	3,250	12/31/2023
West Los Angeles, California (2435 Military Avenue, Los Angeles, CA 90064)	Dispensary/Retail Delivery	12,	12/31/2027

_________________________

1 Lease to be terminated effective March 20, 2023

2 Lease assigned effective March 1, 2023

ITEM 3. LEGAL PROCEEDINGS.

To the knowledge of the Company, the Company is not a party to any material legal proceedings nor, to the Company’s knowledge, are any such proceedings contemplated by or against the Company.

ITEM 4. MINE SAFETY DISCLOSURES.

Not applicable.

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PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

Market Information. The Common Shares and Warrants are listed on the Neo Exchange Inc. (the “Exchange”) under the trading symbols “GRAM” and “GRAM.WT.U”, respectively. The Common Shares and Warrants also trade-over-the counter in the United States on the OTCQX Best Market tier of the electronic over-the-counter marketplace operated by OTC Markets Group Inc. under the trading symbols “GRAMF” and “GRMWF”, respectively. Any over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions.

Shareholders. We had approximately 1,290 shareholders of record holding 107,516,333 shares as of December 31, 2022. This does not include shares held in the name of a broker, bank or other nominees (typically referred to as being held in “street name”).

Dividends. The Company has not declared any dividends or made any distributions. Furthermore, the Company has no current intention to declare dividends on its Common Shares in the foreseeable future. Any decision to pay dividends on its Common Shares in the future will be at the discretion of the Board and will depend on, among other things, the Company’s results of operations, current and anticipated cash requirements and surplus, financial condition, any future contractual restrictions and financing agreement covenants, solvency tests imposed by corporate law and other factors that the Board may deem relevant.

Recent Sales of Unregistered Securities

During the year ended December 31, 2022, we did not have any unregistered sales of equity securities, other than those previously reported on Form 8-K or Form 10-Q.

Purchases of Equity Securities by the Issuer and Affiliated Persons

We did not repurchase any of our equity securities during the fourth quarter of 2022.

ITEM 6. [RESERVED]

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ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

INTRODUCTION

This Management’s Discussion and Analysis (“MD&A”) should be read together with other information, including the Company’s audited consolidated financial statements and accompanying notes as of and for the years ended December 31, 2022 and 2021 included elsewhere in this Annual Report. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

In addition to historical data, this discussion contains forward-looking statements about our business, operations and financial performance based on current expectations that involve risks, uncertainties and assumptions. Our actual results may differ materially from those in this discussion as a result of various factors, including but not limited to those discussed in Part 1, Item 1A, “Risk Factors” in this Annual Report.

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of Sarbanes-Oxley, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards.

The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non- emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

The Company will remain an emerging growth company until the earlier of (1) the last day of the Company’s fiscal year following the fifth anniversary of the date of the first sale of common equity securities of the Company pursuant to an effective registration statement under the Securities Act, (2) the last day of the fiscal year in which the Company has total annual gross revenue of at least $1.07 billion, (3) the last day of the fiscal year in which the Company is deemed to be a “large accelerated filer,” as defined in Rule 12b-2 under the Exchange Act, and (4) the date on which the Company has, during the previous three year period, issued more than $1.0 billion in nonconvertible debt.

BUSINESS OVERVIEW

We are a consumer-focused cannabis company based in the United States focused on the recreational and wellness markets. Our operations in California are focused on building winning brands supported by our omni-channel ecosystem. Our platform was designed to create the most socially responsible and culturally impactful cannabis company in the United States, producing consistent, well-priced products and culturally relevant brands that are distributed to third-party retailers as well as direct-to-consumer via our delivery service and strategically located storefront retail locations across California. A full portfolio of products and brands that appeal to a broad range of user groups, need-states and occasions, offered at many price points, and with various brand value propositions, are produced at a high caliber of quality. We believe our delivery and storefront retail outlets will allow us to achieve high gross-margins on many of our products, forge one-on-one relationships between our brands and consumers and collect proprietary consumer data and insights.

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As part of our cost reduction initiatives, we recently took the following actions:

•

Pause of In-House Cultivation Activities. In mid-September 2022, we paused our in-house cultivation activities in response to the availability of lower cost flower that meets our quality specifications for our first party brands.

•

Sale of Bulk Wholesale Business. On October 31, 2022, we finalized the sale of our bulk wholesale business (SISU Extraction LLC) for $317,000 cash. In addition, the purchaser of our bulk wholesale business entered into a multi-strategic supply agreement providing us with the right, but not the obligation, to purchase cannabis oil and flower brokerage services from the business at preferred terms through October 2024.s.

•

Outsourcing of Manufacturing. During October 2022, product manufacturing was outsourced to third-party processors, which the Company expects will achieve an average of 27% cost savings on these products. In addition to margin improvement, we expect to benefit from strong R&D capabilities of its third-party processors to produce innovative products for our future.

•

Supply Chain. On November 18, 2022, we began our transformation of the supply chain team, moving from an internal distribution model to an external drop ship model to all TPCO stores and wholesale account stores. These changes began with the reduction of our labelling and serialization team, as all first party product began moving through NABIS, a leading cannabis wholesale platform in California, in mid-December 2022. By the end of 2022, we reduced the team of 43 to 12 FTEs, amounting to approximately $2.2 million in annualized payroll savings.

•

Optimization of Delivery Footprint. In response to changes to California’s cannabis delivery regulations to increase the allowed delivery “case pack value” limit that took effect in November 2022, we have acted to optimize our delivery footprint. Under prior regulations, delivery drivers were allowed to carry a maximum of $5,000 worth of product in a vehicle, of which a maximum of $3,000 of which was permitted to be product that was not part of an order made before the driver left the delivery depot. The new regulations have doubled the “case pack value” limit to $10,000, all of which can be product not part of a previously made order. In response to these new regulations, we have elected to dispose of select redundant delivery depot locations, including Culver City, Chula Vista and Sacramento operations, as many geographic regions can now be more efficiently managed. We continue to have a dedicated delivery depot in Brisbane. These dispositions resulted in $500,000 in gross sale proceeds and annual cost savings of $1.8 million.

•

Workforce Reduction. We continue to consolidate operational functions within the organization, which we expect to lead to further cost reductions overall. Including an estimated $4 million in annual payroll savings expected to be achieved by pausing cultivation in mid-September 2022. As of December 31, 2022, we had reduced our workforce by 40% from the beginning of 2022 and expect to realize annual payroll savings of approximately $17 million.

While we are focused on the recreational and wellness markets, a small portion (estimated to be less than 1%) of our revenues is derived Medical-Use Cannabis.

Our operational footprint spans production and manufacturing, brands, retail and delivery. Our management team and directors bring together deep expertise in cannabis, consumer packaged goods, investing and finance, from start-ups to publicly traded companies. We aim to leverage the collective industry experience of our management and directors.

Following our exit from the bulk wholesale business, we view our business as having one sales channel: omni-channel retail, comprised of brick and mortar retail, e-commerce pick up & delivery, as well as the sale of various branded wholesale products. As of December 31, 2022, we operate twelve omni-channel retail locations and one stand-alone delivery depot. We operate four store brands, Caliva, Deli by Caliva, Coastal and Calma.

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Our continuing operations revenue for the year ended December 31, 2022 was $83,637,407 compared to $79,924,941 in the comparative year ended December 31, 2021 representing growth of 4.6%, respectively.

As we continue to scale and integrate our business, we are incurring operating losses. Our operating losses for the year ended December 31, 2022 totaled $242,938,787, (including an impairment loss of $130,566,825), compared to a loss of $733,885,024 (including an impairment loss of $575,498,897) in the comparative year ended December 31, 2021. We continue to actively evaluate additional cost reductions and business optimization to reduce our cash burn in the near term.

Our financial results for the period ended December 31, 2021 did not include operating results from January 1, 2021 to January 15, 2021 due to the fact that the Qualifying Transaction, pursuant to which our business operations began, closed on January 15, 2021. Accordingly, our results of operations are not necessarily comparable between the year ended December 31, 2022 and the year ended December 31, 2021.

Through a combination of (i) professional leadership, (ii) omni-channel operations, (iii) technology and data driven practices, (iv) brand and product expertise, and (v) social justice and equity advocacy, we intend to set the example globally as a best-in-class cannabis operation.

Growth Strategy

Below is a summary of the key components of The Parent Company’s growth strategy:

•	Branded Product: We believe there are additional opportunities to expand The Parent Company’s brand portfolio through innovation and acquisitions.
•

Omni-channel Access: We believe that The Parent Company’s omni-channel platform is a rapidly and efficiently scalable way to directly reach cannabis consumers throughout California than brick-and-mortar retail expansion alone. We also believe that an omnichannel platform, when coupled with a integrated supply chain such as The Parent Company’s, allows for greater product margins due to the full capture of the price to consumer as well as low input and production costs.

Factors Affecting Our Performance

The Company’s performance and future success depends on a number of factors. These factors are also subject to a number of inherent risks and challenges, some of which are discussed below.

Branding

We have built our brand with a focus on the growing direct to consumer (“DTC”) market. We understand that it is critical to establish trust at all levels of our operations, starting with an executive team and board of directors that believe in “doing business the right way”, focusing on long-term shareholder value and creating trust with our various stakeholders. We strive to prioritize our consumers and our employees (who we refer to as “associates”). We establish trust with our consumers through their experience, which encompasses not only our award-winning products but the consumer’s full buying experience. At The Parent Company, we make information on the products that consumers choose readily available, including the ability to interact with our associates at not only our retail locations, but also curbside as well as through phone and video consultations. The Parent Company’s brand strategy is a “House of Brands” strategy, providing the ability to expand our product lines to meet changing consumer tastes and preferences.

Regulation

The Company is subject to the local and federal laws in the jurisdictions in which it operates. Outside of the United States, the Company’s products may be subject to tariffs, treaties and various trade agreements as well as laws affecting the importation of consumer goods. The Parent Company holds all required licenses for the production and distribution of its products in the jurisdictions in which it operates and continuously monitors changes in laws, regulations, treaties and agreements. The Company is licensed to cultivate, manufacture, distribute and sell wholesale and retail cannabis and cannabis products. The Company operates in, and/or has ownership interests in businesses operating in, California, pursuant to the California Medicinal and Adult-Use Cannabis Regulation and Safety Act.

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Product Innovation and Consumer Trends

The Company’s business is subject to changing consumer trends and preferences, which is dependent, in part, on continued consumer interest in new products. The success of new product offerings depends upon a number of factors, including The Parent Company’s ability to: (i) accurately anticipate customer needs; (ii) develop new products that meet these needs; (iii) successfully commercialize new products; (iv) price products competitively; (v) produce and deliver products in sufficient volumes and on a timely basis; and (vi) differentiate product offerings from those of competitors.

COVID-19

In March 2020, the World Health Organization categorized coronavirus disease 2019 (“COVID-19”) as a pandemic. COVID-19 continues to impact the United States and other countries across the world, and the duration and severity of its effects are currently unknown. While the impacts of COVID-19 have lessened in recent months, the Company continues to implement and evaluate actions to maintain its financial position and support the continuity of its business and operations in the face of this pandemic and other events.

The Company’s priorities during the COVID-19 pandemic and any future pandemic are protecting the health and safety of its employees and its customers, following the recommended actions of government and health authorities. In the future, a resurgence of COVID-19 or a new pandemic in the United States may cause demand for the Company’s products and services if, for example, the pandemic results in a recessionary economic environment or potential new restrictions on business operations or the movement of individuals.

The COVID-19 outbreak in the United States caused business disruption both to the Company and throughout its customer base and supply chain through mandated and voluntary closings of many businesses.

We took the following steps in response to the COVID-19 pandemic:

•	Issued a remote work directive for all non-essential employees;
•	Instituted a mandatory face mask policy in all The Parent Company locations and for all customer deliveries;
•	Implemented staggered work schedules, employee breaks and redesigned workstations and processes to minimize employee interaction and ensure appropriate social distancing;
•	Minimized the number of essential employees moving between The Parent Company locations;
•	Banned all non-essential contractors, vendors and visitors from our locations to reduce flow of traffic into and out of our facilities, as well as encouraged meetings with third parties to be virtual;
•	Enhanced sanitation of work areas, both in terms of breadth and depth of cleanings, including industrial cleaning and sanitizing protocols upon detection of a COVID-19 positive test;
•	Required employees to stay home if not feeling well, informing employees of government and health authority guidelines, and facilitating testing;
•	Implemented contact tracing system and mandatory 14-day quarantines for all workers potentially exposed to someone testing positive for COVID- 19 and any employees returning from out of country visits;
•	Issued directives to customer-facing teams in retail and delivery with regard to frequent cleaning, social distancing, and customer safety;
•	Suspended all but critical business travel; and
•	Enhanced communication creating a 24-hour Employee Hotline, a COVID-19 resource, policy and information page on The Parent Company’s intranet, frequent employee communications and training.

Currently, our business is largely unaffected by COVID-19, due to the significant decrease in the number of cases that have developed where we have facilities.

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HIGHLIGHTS FOR THE YEAR ENDED DECEMBER 31, 2022

Strengthened Management Team

The Company strengthened its leadership team during 2022 with the additions of Esther Song (Chief Marketing Officer), Rozlyn Lipsey (EVP Operations and Wholesale) and Mindi Basha (VP/General Manager Retail).

The Company eliminated its Corporate Development department given the change in focus from a California cannabis market consolidation strategy to focus on cost efficiencies/profitability of its existing assets. Readers should refer to the detailed list cost reduction initiatives in the Business Overview section of this MD&A.

Revenue Growth and Gross Margin Improvement Initiatives

To drive revenue growth and margin improvement in stores, the Company:

•	Focused on increasing new and returning traffic by introducing and expanding high quality, limited batch Flower brands which include: BLEM, Teds Budz, Alien Labs, Connected, Fig Farms and Marathon;
•	Focused on increasing our average basket size by introducing and expanding Ounces and Half Ounces to our Flower assortment;
•	Continued to focus on curating a localized assortment that is relevant and consistently appealing;
•	Rolled out Treez point of sale system in all locations. Treez is a leading commerce platform for cannabis retailers;
•

Significantly increased exposure and advertising on Weedmaps, e.g., push messaging, side banners, improved placement on search pages and programmatic marketing. Weedmaps is a third party platform for users interested in purchasing cannabis;

•	Held several vendor supported promotions for various brand launches;
•	Hired street teams to help localize brand awareness and purchased significant billboard space;
•	Built out a robust product demonstration schedule to develop brand engagement with customers and increase sell through;
•	Opened the Coastal Concord location during September 2022;
•	Closed unproductive delivery depots in San Luis Obispo and Chula Vista; and
•	Revised operational processes to direct ship from third party vendors to our store locations to get products from our vendors onto store shelves faster.

Product Updates

The Company developed a plan to consolidate TPCO brands down to five first party brands: Caliva, Cruisers, Mirayo by Santana and Chill and Monogram.

The Company launched “RCVRY”, a premium cannabis product in September 2022 at our Calma location. RCVRY is a brand collaboration featuring Nordan Shat aka “Faze Rain” from the FaZe Clan (NASDAQ: FAZE) gaming community with a fan base of over 510 million across combined social platforms. Our RCVRY cannabis launch coincided with Nordan’s “public resurfacing” following his accident that left him temporarily paralyzed. Nordan is currently filming and releasing content across his social channels that follow his road to recovery (RCVRY).

Revised Strategic Agreement with ROC Nation, SC Branding and Affiliates

On December 29, 2022, the Company and certain of its subsidiaries (Caliva, TPCO-US, and NC3), each as entered into the Roc Modification Agreement with Roc Nation. In addition, on December 29, 2022 the Company and certain of its subsidiaries entered into a series of agreements with SC Branding and certain of SC Brandings’ affiliates, including (a) the Termination Agreement, by and between the Company and SC Branding, (b) the Services Agreement, (c) the Brand Transfer Agreement, by and among the Company, Caliva, TPCO-US, and NC3, on the one hand, and SC Branding and Mother Room, on the other hand, and (d) the License Agreement, by and between Mother Room and TPCO-US.

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The Roc Modification Agreement supplants the Roc Binding Heads of Terms. The Roc Modification Agreement, among other things, terminated various ongoing Roc Nation service obligations and eliminated future TPCO equity contributions to Roc Nation pursuant to the Binding Heads of Terms. Furthermore, in connection with the Roc Modification Agreement (i) Roc Nation agreed to surrender to the Company 4,865,939 Common Shares, (ii) Roc Nation and the Company agreed to a three-year plan of collaboration with respect to resolving issues of social equity associated with harms created by the prohibition of cannabis and (iii) Roc Nation undertook to introduce various Roc Nation partners and artists to the Company over a three-year period.

Under the SC Branding Agreements, among other things, (A) the parties terminated the Brand Strategy Agreement, (B) the parties cancelled the Company’s obligation to make all future annual payments pursuant to such Brand Strategy Agreement, (C) the parties created a three-year plan of collaboration with respect to resolving issues of social equity associated with harms created by the prohibition of cannabis, (D) the Company and certain of its subsidiaries transferred all rights to the Monogram brand to Mother Room, and (E) Mother Room granted to TPCO-US a license to use the Monogram brand in connection with the legal cannabis businesses in California for an eight-year term, subject to termination under certain conditions. In addition, pursuant to the Brand Transfer Agreement, SC Branding and certain of its affiliates agreed to surrender to the Company 2,255,300 Common Shares.

Closing of Coastal Acquisition

On November 14, 2022, we completed the acquisition of 100% of the equity of Coastal Holding Company, LLC, a California retail dispensary and delivery operator (“Coastal Holding”) by issuing approximately 24,999,999 shares of Coast L Acquisition Corp., a wholly owned subsidiary of TPCO. The shares of Coast L Acquisition Corp. are exchangeable on a one-for-one basis into Common Shares. We also paid an additional $3.75 million upon closing and assumed approximately $1.8 million of debt.

Completion of Acquisition of Calma West Hollywood

During the three months ended September 30, 2022, we acquired the 15% of the equity of Calma West Hollywood (“Calma”) that we did not own in exchange for 1,762,495 Common Shares.

Social Equity

Through December 31, 2022, we have invested approximately $1,300,000 in three investments being Stanton Brands (dba Josephine & Billie’s), Peakz LLC and Digistrains.

During the first quarter of 2022, we entered into a 50/50 agreement with Peakz NFT, LLC, an entity formed by social equity entrepreneur Jessie Grundy, to develop and launch a collection of cannabis-focused non-fungible token’s (“NFT’s”) referred to as “Digistrains”. The Company invested $150,000 to seed the initiative (the “Initial Capital Contribution”) and expects the Digistrain NFT collection to be launched in the near future. Any distributions from this initiative must first be utilized to repay the Initial Capital Contribution before being shared amongst members of the joint venture.

On July 1, 2022, we agreed to make a follow-on $200,000 investment in our existing Josephine & Billie’s investment, bringing our total investment to $700,000. Women-founded and led, Josephine and Billie’s is LA’s first cannabis speakeasy that gives Women of Color a tailored cannabis experience. We support Josephine and Billie’s mission to be inclusive, communal and put the needs of Women of Color at the forefront. The Parent Company is proud to make this follow-on investment to provide Josephine & Billie’s the funds needed to help build a sustainable business.

We have repositioned our social equity venture fund to become the centralized owner of all corporate social responsibility activities undertaken with the mission to provide Black and underrepresented minorities with the foundation to succeed in the legal cannabis industry through education, advocacy and access to capital.

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Sale and Leaseback of Pullman Property

During the first quarter of 2022, we completed the sale and leaseback of our property on Pullman Avenue in San Jose, California. We received $6,000,000 up front and a $500,000 promissory note receivable over five years. We leased back the space for a ten year term with an option to terminate early after five years and with two five-year options to extend the term at a annual base rent of $552,500.

SUBSEQUENT EVENTS

Shares Issued

Subsequent to December 31, 2022, the Company issued 165,217 shares for RSUs and PSUs that were vested.

Return of Shares

On January 5, 2023, 7,121,239 Common Shares of the Company were returned to treasury in connection with the revised strategic agreement with ROC Nation, SC Branding and Affiliates.

Sale of Culver City

On February 22, 2023, the Company finalized the sale of Culver City for $350,000 cash.

Proposed Business Combination with Gold Flora, LLC

On February 21, 2023, the Company entered into an agreement to combine with Gold Flora, a leading vertically integrated California cannabis company, in an all-stock merger. Under the terms of the merger agreement, the Company’s shareholders will own approximately 49%, and Gold Flora holders will own approximately 51%, of the outstanding common equity of the combined company on a pro forma basis upon consummation of the business combination.

Upon completion of the transaction, Troy Datcher will be named Chairman of the Board and Laurie Holcomb, the Chief Executive Officer of Gold Flora, will be named Chief Executive Officer of the combined company.

Key Transaction Benefits & Strategic Rationale

•

Increased size and scale to become a leading operator in the world's largest cannabis market. The combined company is expected to operate a footprint of 20 retail stores, 12 house brands, 3 distribution centers, and 1 manufacturing facility and 6 cultivation facilities, providing the size and scale to position the combined company as a leader in California.

•

Establishing a strongly positioned vertically-integrated platform to achieve financial and operational efficiency, as one of the largest indoor cultivators and retail operators in California. The combined company will have an indoor cultivation canopy of approximately 72,000 square feet, with the opportunity to expand to a further approximately 420,000 square feet, critical to controlling its supply chain and inventory levels while providing consistent high-quality flower, as well as flower-driven products that leverage an exceptional proprietary genetics library to deliver exclusive offerings that align with consumer demands.

•

Significant synergies expected to drive margin improvement and enhance profitability across all verticals. Through the streamlining of retail operations, utilizing scale to access bulk purchasing power, and eliminating third-party contracts, the combined company is expected to achieve annualized cost savings of between $20 and $25 million, to further improve gross margin and profitability while delivering value for shareholders.

•

Reduction in third-party costs through supply-chain optimization. The combined company will reduce third-party contracts when strategically and cost effectively appropriate by utilizing the capabilities of Gold Flora and controlling its value chain.

•

Combined company is expected to be well-positioned as a top 10 brand portfolio by revenue. As two of the premier operators in the state, the Business Combination will result in a diversified and highly complementary customer product offering, with a variety of form factors and brands for differentiated consumer profiles. Additionally, with only 13% overlap in current company retail store footprints, there is a significant opportunity for cross-selling brands into diverse customer bases to drive organic growth.

•

Enhanced financial profile with strong balance sheet. The combined company would have pro forma revenue of $149.3 million for the nine-month period ended December 31, 2022. Providing a robust foundation to accelerate growth, the combined company will be well-positioned to capitalize on the market opportunities ahead as a leading public cannabis company in California.

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Proposed Transaction Summary

The Business Combination will be completed, subject to the Merger Agreement, by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia), whereby a newly formed British Columbia corporation ("Newco "), created to manage and hold the combined business of The Parent Company and Gold Flora, will, directly and indirectly, acquire all of the issued and outstanding Common Shares and all of the issued and outstanding membership units in the capital of Gold Flora ("Gold Flora Units"). Newco will then domesticate in the United States as a Delaware corporation pursuant to Section 388 of the Delaware General Corporation Law.

Subject to the terms and conditions set forth in the Business Combination Agreement, the Plan of Arrangement and the Plan of Merger, holders of TPCO Common Shares will receive one Newco Share for each TPCO Share held and holders of Gold Flora Units will receive 1.5233 Newco Shares for each Gold Flora Unit held, resulting in the issuance of an aggregate of approximately 312,138,271 New Parent Shares. The Business Combination values Gold Flora at $1.50 per Gold Flora Unit and The Parent Company at $0.9847 per TPCO Share.

Following completion of the Business Combination, current holders of TPCO Common Shares will hold approximately 49% of New Parent and current holders of Gold Flora Units will hold approximately 51% of New Parent.

In connection with the Business Combination, TPCO US Holding LLC, a direct and wholly-owned subsidiary of TPCO, and Gold Flora entered into a working capital facility agreement, pursuant to which the Lender has agreed to advance to Gold Flora in a principal amount of up to $5,000,000, which shall bear interest at a rate of 10% per annum, and shall be secured by certain assets of Gold Flora. The outstanding balance of the loan will become due and payable if the Business Combination Agreement is terminated, subject to certain conditions.

In connection with the Business Combination, Newco will redomicile to the United Stated as a Delaware corporation pursuant to Section 388 of the Delaware General Corporation Law and will operate as Gold Flora Corporation. Newco will remain a reporting issuer in Canada and the United States and, subject to receipt of all requisite stock exchange approvals, it is expected that the Newco Shares will be listed on the NEO Exchange Inc. and on the OTCQX Best Market tier of the electronic over-the-counter marketplace operated by OTC Markets Group Inc.

The Parent Company has entered into voting and support agreements with each of its directors and officers and certain shareholders holding an aggregate of approximately 11% of the issued and outstanding TPCO Common Shares, pursuant to which these parties have agreed, subject to certain rights of withdrawal, to vote in favor of the Business Combination and not to dispose of their TPCO Common Shares.

Gold Flora has entered into voting and support agreements with each manager and the majority holder of its membership interests holding an aggregate of 75.9% of the issued and outstanding Gold Flora Units, pursuant to which these parties have agreed, subject to certain rights of withdrawal, to vote in favor of the Business Combination and not to dispose of their Gold Flora Units.

The Business Combination contains certain customary provisions, including covenants in respect of non-solicitation of alternative business combination proposals for The Parent Company and Gold Flora and a reciprocal termination fee of $4,000,000, payable to either the Company or Gold Flora in certain circumstances. See Item 1. Business—Proposed Business Combination with Gold Flora-- Certain Other Terms of the Business Combination Agreement.”

In connection with the Business Combination, the Company anticipates filing a proxy statement and management information circular (the "Circular") in connection with an annual general and special meeting of holders of TPCO Common Shares (the "Meeting") expected to be held in the second quarter of this year (unless the U.S. Securities and Exchange Commission elects to review the preliminary Circular, in which case the Meeting is likely to be held in early in the third quarter of this year) to approve the Business Combination.

Approvals

The Business Combination is expected to close before the end of the third quarter of 2023, following the satisfaction or waiver of closing conditions including, among others, approval by two-thirds of the votes cast by the shareholders of The Parent Company at the Meeting, the approval of the Supreme Court of British Columbia, and the approval of the NEO Exchange.

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RESULTS OF OPERATIONS

	December 31, 2022	December 31, 2021

Sales, net of discounts	$83,637,407	$79,924,941
Cost of sales	57,627,364	66,906,654
Gross profit	26,010,043	13,018,287

Impairment loss	130,566,825	575,498,897
Operating expenses	138,381,437	171,404,414

Loss from operations	(242,938,219)	(733,885,024)

Other income (expense)
Interest income	845,863	1,244,606
Interest expense	(4,928,475)	(5,155,217)
Gain on debt forgiveness	-	3,358,686
Loss on disposal of assets	(5,091,541)	(2,447,985)
Credit losses and changes in fair value of investments	(947,813)	(1,250,990)
Change in fair value of contingent consideration	(967,726)	229,819,070
Other income	1,360,724	3,572,217

Loss before income taxes	(252,667,187)	(504,744,637)

Income tax recovery (expense)	14,967,779	6,418,167
Loss and comprehensive loss from continuing operations	(237,699,408)	(498,326,470)

Loss from discontinued operations, net of income tax	(5,087,408)	(88,705,864)
Loss from disposal of discontinued operations, net of income tax recovery of $8,856,409	(151,971)	-
Net loss from discontinued operations	$(5,239,379)	$(88,705,864)

Loss and comprehensive loss attributable to shareholders of the company	$(242,631,834)	$(587,060,124)
Loss and comprehensive loss attributable to redeemable non-controlling interest	(306,953)	27,790
Net loss	$(242,938,787)	$(587,032,334)

Per share – basic and diluted
Loss per share from continuing operations	$(2.31)	$(5.25)
Loss per share from discontinued operations	(0.05)	(0.93)
Loss per share	$(2.36)	$(6.18)
Weighted average number of common shares	102,632,433	95,006,080

Discontinued Operations – Bulk Wholesale Business

The Company was successful in disposing of its bulk wholesale business on October 31, 2022 which will reduce complexity, prioritize higher-margin activities and conserve cash. The bulk wholesale business generated revenue from the sale of bulk flower and oil produced in-house. As such, the bulk wholesale business has been presented as discontinued operations in our financial statements. All comparative information has been restated to remove the bulk wholesale discontinued operations results practically meaning that in our Statement of Operations, we no longer show the revenues and costs of the bulk wholesale business consolidated with our continuing operations but rather the just the net losses incurred from this business below loss from continuing operations (i.e., discontinued operations net of tax loss of $5,087,408 for the year ended December 31, 2022 compared to a discontinued operations net of tax loss of $88,705,864 in the year ended December 31, 2021). The Company believes exiting this business will reduce operating losses going forward.

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Sales Revenue

The Company’s sales revenues for the year ended December 31, 2022 was $83,637,407 compared to $79,924,941 in the previous year representing growth of 4.6%.

Our results for the year ended December 31, 2022 include the various omni-channel retail growth acquisitions we made during 2021 including: Martian Delivery, LLC (“Martian Delivery”) (during the third quarter of 2021), Kase’s Journey Inc. (“Kase’s Journey”) (during the third quarter of 2021), Calma and Coastal (both during the fourth quarter of 2021). The consolidation of these entities in 2022 offset a decrease in same store revenue and average order volume at several retail locations that are presented in our results for the year ended December 31, 2021.

Following our exit from the bulk wholesale business, we view our business as having one sales channel: omni-channel retail comprised of brick and mortar retail, e-commerce pick up & delivery, as well as the sale of various branded wholesale products. The Company directly sells first party and selected third party products into dispensaries across California, leveraging in-house sales teams, as well as the two wholesale distribution centers in San Jose and Costa Mesa, respectively. As previously announced, the Company has transitioned its wholesale distribution activities to Nabis, a leading cannabis wholesale platform in California.

As of December 31, 2022, we operate twelve omni-channel retail locations and one stand-alone delivery depot. We operate four store brands, Caliva, Deli by Caliva, Coastal and Calma.

Gross Profit

Gross Profit reflects our revenue less our cost of sales, which consist of costs primarily consisting of labor, materials, consumable supplies, overhead, amortization of production equipment, shipping, packaging and other expenses.

The Company’s continuing operations gross profit for the year ended December 31, 2022 was $26,010,043 (30.4%) compared with $13,018,287 (16.3%) in the year ended December 31, 2021. The significantly improved gross margins represent the results of the various margin enhancing initiatives the Company implemented during 2022 as described in the Business Overview section of this MD&A.

Operating Expenses

	December 31, 2022	December 31, 2021
General and administrative	$42,170,219	$42,395,204
Allowance for accounts receivable and notes receivable	3,216,310	3,933,081
Sales and marketing	12,679,477	42,413,733
Salaries and benefits	39,441,476	35,119,133
Share-based compensation	6,009,593	20,456,297
Lease expense	8,068,405	4,647,233
Depreciation of property plant and equipment	3,953,038	3,213,376
Amortization of intangible assets	22,842,919	19,226,357
	$138,381,437	$171,404,414

Operating expenses primarily include salaries and benefits, professional fees, rent and facilities expenses, travel-related expenses, advertising and promotion expenses, licenses, fees and taxes, office supplies and pursuit expenses related to outside services, stock-based compensation and other general and administrative expenses.

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For the year ended December 31, 2022, the Company recorded operating expenses of $138,381,437 compared with $171,404,414 for the year ended December 31, 2021.

General and administrative costs were $42,170,219 in the year ended December 31, 2022 compared with $42,395,204 for the year ended December 31, 2021. The $224,985 or 0.5% decrease in general administrative expenses is due mainly to cost containment efforts offset partially by the full year consolidation of the Company’s 2021 acquisitions (including Coastal and Calma) which increased the size of the Company.

The allowance for doubtful accounts was $3,216,310 in the year ended December 31, 2022 compared with $3,933,081 in the comparative year ended December 31, 2021. The $716,771 decrease in the allowance reflects management’s estimates for credit losses on various trade receivables being comparatively lower in the current year than the prior year which included a larger provision for the Mosaic.Ag matter as described in the Commitments and Contingencies section of this MD&A.

Sales and marketing costs were $12,679,477 in the year ended December 31, 2022 compared with $42,413,733 in the comparative year ended December 31, 2021. The $29,734,256 decrease is mainly attributable to the fact that the 2021 comparative period included $25,000,000 of sales & marketing expense paid in shares to Roc Nation under the marketing agreement that became effective January 19, 2021.

Salaries and benefits totaled $39,441,476 in the year ended December 31, 2022 and $35,119,133 in the year ended December 31, 2021. The increase of $4,322,343 (12.3%) is the result of the consolidation of additional head count acquired via the Coastal Holding, Martian Delivery, Kase’s Journey and Calma acquisitions, and severances expenses incurred for restructuring the business for longer term cost efficiencies.

Share based compensation totaled $6,009,593 in the year ended December 31, 2022 compared with $20,456,297 in the year ended December 31, 2021. Share based compensation is a non-cash expense and fluctuates with the number of restricted stock units (“RSUs”) granted in a period and the stock price. The decrease in stock-based compensation expense was primarily attributable to the significant number of RSUs granted in connection with the Qualifying Transaction during 2021, as well as the fact that the market price of our Common Shares is lower in 2022 than it was in 2021.

Lease expense totaled $8,068,405 in the year ended December 31, 2022 and $4,647,233 in the year ended December 31, 2021. The $3,421,172 increase reflect the numerous acquisitions made during 2021 which are consolidated in the financial results for the year ended December 31, 2022 whereby the Company increased the number of lease properties and its California footprint, as well as the Pullman property sale and lease back arrangement as previously disclosed.

Depreciation of property, plant & equipment totaled $3,953,038 compared with $3,213,376 in the year ended December 31, 2021. Depreciation is a non-cash expense and the $739,662 increase in the expense in the 2022 period represents the higher property, plant & equipment asset base owned by the Company at December 31, 2022 compared to December 31, 2021 due to the various acquisitions made in 2021.

Amortization of intangible assets totaled $22,842,919 compared with $19,226,357 in the year ended December 31, 2021. Amortization is a non-cash expense. The $3,616,562 increase in amortization expense is due to additional intangible assets acquired as part of the various acquisitions in 2021.

Non-Cash Impairment

In accordance with Accounting Standard Codification (ASC) Topic 350, the Company is required to assess its goodwill and other indefinite-lived intangible assets for impairment annually or in between tests if events or changes in circumstances indicate the carrying value of its assets may not be recovered. Further, under ASC 360, the Company is required to assess definite lived-intangible assets and long-lived assets whenever events or changes in circumstances indicate that their carrying amount may not be recoverable.

Impairment charges totaled $130,566,825 in the year ended December 31, 2022 compared with $575,498,897 in the year ended December 31, 2021. As part of the annual impairment assessment, the Company’s future forecasts considered changes in cash flow estimates due to lower cannabis industry growth rate assumptions and cost pressures due to higher U.S. inflation. While the Company remains optimistic that cannabis legalization will occur, our expected future cash flows reflect the current tax and regulatory environment. The issues faced by the Company are not unique to our operations as the entire California cannabis market has been impacted. The Company continues to focus on activities to create long-term shareholder value and restructure its business to reduce its operating costs.

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The following is a detailed summary of the impairment losses recorded by the Company:

	December 31, 2022	December 31, 2021
Right-of-use assets (i)	$4,307,578	$-
Impairment (ii)	119,443,343	567,947,515
Impairment prior to classification as held for sale	6,815,904	1,995,945
Non-THC business	-	5,555,437
	$130,566,825	$575,498,897

(i) Right of use assets – During the year ended December 31, 2022, the Company recorded impairment of $4,307,578 related to properties which are no longer being used by the Company.

(ii) Impairment of long-lived assets – At each reporting period end, the Company considers if there have been any triggers that indicate that its long-lived assets are not recoverable. Based on the softening of the California cannabis market and cost pressures due to higher US inflation during the three months ended September 30, 2022, the Company determined that an impairment test was appropriate.

The following table outlines the impairment of long-lived assets by class of asset, recognized during the year ended December 31, 2022, as a result of impairment testing:

Asset	Carrying value before impairment	Carrying value after impairment	Total impairment loss
Right of use assets	$1,680,224	$825,424	$854,800
License	52,304,385	9,699,829	42,604,556
Brand	78,189,441	23,624,000	54,565,441
Goodwill	21,418,546	-	21,418,546
	$153,592,596	$34,149,253	$119,443,343

Other Items

Interest Income

In the year ended December 31, 2022, the Company record interest income of $845,863 on its cash balances compared with $1,244,606 in the year ended December 31, 2021. The lower interest income is due to lower cash balances during 2022 offset to some extent by higher interest rates.

Interest Expense

In the year ended December 31, 2022, the Company recorded interest expense of $4,928,475 compared with $5,155,217 in the year ended December 31, 2021. The majority of the interest expense relates to interest expense on lease accounting for the Company’s right of use leases.

Gain on debt forgiveness

In the year ended December 31, 2022, the Company recorded a gain on debt forgiveness of $Nil compared with $3,358,686 in the year ended December 31, 2021. The gain in 2021 was realized on the forgiveness of Payroll Protection Program (PPP) loans.

Loss on disposal of assets

In the year ended December 31, 2022, the Company recorded a loss of $5,091,541 on disposal of assets compared with a loss of $2,447,985 in the year ended December 31, 2021. The majority of the current year loss includes a loss of $4,832,891 recognized on the restructuring of the Roc Binding Heads of Terms and Brand Strategy Agreement which resulted in the disposal of the Monogram brand and simultaneous entering into an eight-year license agreement. The majority of the prior year loss on disposal of assets is from the non-THC business.

Credit losses and change in fair value of investments at fair value through profit and loss

In the year ended December 31, 2022, the Company recorded a change in fair value of $947,813 (loss) on its marketable securities compared with $1,250,990 in the comparative year ended December 31, 2021.

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Change in fair value of contingent consideration

In year ended December 31, 2022, the Company recorded a loss on the change in the fair value of contingent consideration of $967,726 compared with $229,819,070 gain in the year ended December 31, 2021. The contingent consideration related to acquisitions is fair valued at each reporting period based on the stock amounts committed and gains / losses will be recorded in the statement of operations and comprehensive income (loss).

Other income

In the year ended December 31, 2022, the Company recorded other income of $1,360,724 compared with $3,572,217 in the year ended December 31, 2021. Other income includes items such as legal settlements, sublease income, movements on provisions among other items.

Discontinued Operations

The Company recorded a net of tax loss from discontinued operations (its bulk wholesale business) of $5,087,408 for the year ended December 31, 2022 compared to a net of tax loss $88,705,864 in the year ended December 31, 2021. The much larger losses in the comparative period ended December 31, 2021 is primarily due to larger impairment losses recorded in this period.

Net loss

In the year ended December 31, 2022, the Company recorded a net loss of $242,938,787 compared with a net loss of $587,032,334 in the year ended December 31, 2021. The large variation in net losses recorded is due mainly to non-cash impairment losses of $130,566,825 in the year ended December 31, 2022 ($575,498,897 December 31, 2021).

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MANAGEMENT’S USE OF NON-GAAP FINANCIAL MEASURES

This MD&A contains certain financial performance measures, including “EBITDA” and “Adjusted EBITDA,” that are not recognized under GAAP and do not have a standardized meaning prescribed by GAAP. As a result, these measures may not be comparable to similar measures presented by other companies. For a reconciliation of these measures to the most directly comparable financial information presented in the Financial Statements in accordance with GAAP, see the section entitled “Reconciliation of Non-GAAP Measures” of this MD&A.

EBITDA

We believe EBITDA is a useful measure to assess the performance of the Company as it provides more meaningful operating results by excluding the effects of expenses that are not reflective of our underlying business performance and other one-time or non-recurring expenses. We define EBITDA as net income (loss) before (i) depreciation and amortization; (ii) income taxes; and (iii) interest expense and debt amortization.

Adjusted EBITDA

We believe Adjusted EBITDA is a useful measure to assess the performance of the Company as it provides more meaningful operating results by excluding the effects of expenses that are not reflective of our underlying business performance and other one-time or non-recurring expenses. We define Adjusted EBITDA as EBITDA adjusted to exclude extraordinary items, non-recurring items and, other non-cash items, including, but not limited to (i) stock-based compensation expense, (ii) fair value change in contingent consideration and investments measured at Fair Value Through Profit and Loss (“FVTPL”) (iii) non-recurring legal and professional fees, human-resources, inventory and collections-related expenses, (iv) non-recurring tax charges (v) intangible and goodwill impairments and loss on disposal of assets, (vi) transaction costs related to merger and acquisition activities, and (vii) non-cash sales and marketing expenses.

	Year-ended
	December 31, 2022	December 31, 2021

Net loss and comprehensive loss from continuing	$(237,699,408)	$(498,326,470)
Income taxes from continuing operations	(14,967,779)	(6,418,167)
Depreciation and amortization from continuing operations	26,795,957	22,439,733
Interest expense from continuing operations	4,928,475	5,155,217
EBITDA	(220,942,755)	(477,149,687)
Adjustments:
Share based compensation expense	6,009,593	20,456,297
Other non-recurring items:
Fair value change of contingent consideration	967,726	(229,819,070)
Change in fair value of investments at FVTPL	947,813	1,250,990
Loss on disposal of assets	5,091,541	2,447,985
Impairment loss	130,566,825	575,498,897
Other taxes	-	2,243,441
De-SPAC costs	-	5,341,154
Restructuring costs	5,566,058	3,878,782
Sales and marketing expense	-	30,166,667
Adjusted EBITDA	$(71,793,199)	$(65,684,544)

EBITDA

The Company’s EBITDA loss for the year ended December 31, 2022 was $220,942,755 compared $477,149,687 in the comparative year ended December 31, 2021. The large decrease in EBITDA loss is due mainly to non-cash impairment expenses which are included in the calculation of EBITDA (impairment of $130,566,825 in the year ended December 31, 2022 compared with $575,498,897 for the year ended December 31, 2021).

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Adjusted EBITDA

The Company’s Adjusted EBITDA loss was $71,793,199 for the year ended December 31, 2022 compared with $65,684,544 in the comparative year ended December 31, 2021. The Company’s adjusted EBITDA loss for 2022 calendar year increased over 2021 due to the integration of the numerous acquisitions made in 2021. The Company implemented significant restructuring efforts during 2022 as described earlier in this MD&A with the goal of reducing adjusted EBITDA losses going forward.

LIQUIDITY AND CAPITAL RESOURCES

We manage liquidity risk by reviewing, on an ongoing basis, our sources of liquidity and capital requirements. As at December 31, 2022, the Company had cash and cash equivalents of $93,697,529 compared with cash and cash equivalents of $165,310,609 as at December 31, 2021. Cash and cash equivalents are predominately invested in liquid securities issued by the United States government.

In evaluating our capital requirements, including the impact, if any, on our business from the COVID-19 pandemic, and our ability to fund the execution of our strategy, we believe we have adequate available liquidity to enable us to meet our working capital and other operating requirements, fund growth initiatives and capital expenditures, settle our liabilities and repay scheduled principal and interest payments on debt for at least the next twelve months.

Our objective is to generate sufficient cash to fund our operating requirements and expansion plans. Since the closing of the Qualifying Transaction on January 15, 2021, we have incurred net operating losses. However, management is confident in the Company’s ability to grow revenue and reach long- term profitability. We also expect to have access to public capital markets through our listing on the NEO Exchange, and continue to review and pursue selected external financing sources to ensure adequate financial resources. These potential sources include, but are not limited to (i) obtaining financing from traditional or non-traditional investment capital organizations; (ii) obtaining funding from the sale of our Common Shares or other equity or debt instruments; and (iii) obtaining debt financing with lending terms that more closely match our business model and capital needs. There can be no assurance that we will gain adequate market acceptance for our products or be able to generate sufficient positive cash flow to achieve our business plans, that additional capital or other types of financing will be available when needed, or that these financings will be on terms favorable to the Company or at all.

We expect to continue funding operating losses as we integrate and optimize operations with our available cash. Therefore, we are subject to risks including, but not limited to, our inability to raise additional funds through debt and/or equity financing to support our continued development, including capital expenditure requirements, operating requirements and to meet our liabilities and commitments as they come due.

The Company made the strategic decision to exit its low margin bulk wholesale business during the third quarter of 2022 to reduce complexity, prioritize higher-margin activities and conserve cash. As such, this bulk wholesale business has been presented as discontinued operations commencing in the third quarter of 2022 in our financial statements including in the statement of cash flow. During the year ended December 31, 2022, discontinued operations used cash of $5,375,734 compared with a use of cash of $7,430,934 in the comparative year ended December 31, 2021. The divestment of the bulk wholesale business was completed n October 31, 2022. The Company expects this divestment will reduce its operating cash burn rate going forward.

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CASH FLOW

(in United States dollars)	December 31, 2022	December 31, 2021

Cash provided by (used in)
Operating activities
Net loss from continuing operations	$(237,699,408)	$(498,326,470)
Adjustments for items not involving cash
Impairment loss	130,566,825	575,498,897
Interest expense	4,928,475	5,183,817
Interest income	(133,744)	(1,149,041)
Loss on disposal of assets	5,091,541	2,447,985
Loss on lease termination	(117,806)	-
Allowance for accounts receivable and notes receivable	2,273,302	4,396,783
Gain on debt forgiveness	-	(3,358,686)
Credit losses and changes in fair value of investments	947,813	1,250,990
Depreciation and amortization	26,795,957	22,439,733
Shares issued for long-term strategic contracts	-	25,000,000
Share-based compensation expense, net of withholding tax settlement	5,474,533	19,663,385
Non-cash marketing expense	3,718,402	5,166,666
Non-cash operating lease expense	6,857,552	4,507,630
Fair value change of contingent consideration	967,726	(229,819,070)
Deferred income tax recovery	(32,326,433)	(5,590,409)
Repayment of operating lease liabilities	(6,707,387)	(4,836,963)
Net changes in non-cash working capital items	22,889,489	(43,417,594)
Net cash used in continued operating activities	(66,473,163)	(120,942,347)
Net cash used in discontinued operating activities	(5,375,734)	(7,430,934)
Total operating activities	(71,848,897)	(128,373,281)

Financing activities
Repayment of consideration payable	(1,533,333)	(1,034,417)
Repayment of finance lease liabilities	(4,490,443)	(4,385,528)
Proceeds from private placement	-	51,635,000
Redemption of Class A restricted voting shares	-	(264,318,686)
Proceeds from exercise of options	-	12,972
Repurchase of shares	-	(6,542,196)
Repayment of line of credit	-	(1,000,000)
Total financing activities	(6,023,776)	(225,632,855)

Investing activities
Net cash paid in the Qualifying Transaction	-	(28,143,886)
Net cash paid in other business combinations	-	(20,612,867)
Purchases of property and equipment	(3,322,873)	(9,359,417)
Advances for investments and note receivables	(350,000)	(5,650,000)
Proceeds (advances) from investments at fair value through profit or loss	304,052	(1,000,000)
Net cash paid for the acquisition of NCI	(8,430,000)	-
Proceeds from notes receivable	1,759,318	374,984
Proceeds from sale of assets, net of selling costs	6,401,402	11,068,537
Net cash used in continued investing activities	(3,638,101)	(53,322,649)
Net cash from (used in) discontinued investing activities	316,005	(400,942)
Total investing activities	(3,322,096)	(53,723,591)

Net change in cash during the period	(81,194,769)	(407,729,727)

Cash, restricted cash and restricted cash equivalents
Beginning of year	$174,892,298	$582,622,025
End of year	$93,697,529	$174,892,298

Cash	93,697,529	165,310,609
Restricted cash and restricted cash equivalents	-	9,581,689
Cash, restricted cash and restricted cash equivalents	$93,697,529	$174,892,298

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Operating Activities

Cash used in continued operating activities in the year ended December 31, 2022 totaled $66,473,163 as compared to cash used in continued operating activities of $120,942,347 in the comparative year ended December 31, 2021. In the year ended December 31, 2022, the cash used in operating activities represents an average operating cash burn rate of $5,539,431 per month compared to $10,078,529 per month in the comparative period. The significant reduction in cash used in operating activities is due to the various restructuring efforts as described earlier in this MD&A and significantly less cash tied up in working capital on our balance sheet due to the cultivation pause and outsourcing of manufacturing. This restructuring allowed for $22,889,489 of cash to be released from working capital in 2022 compared to a use of $43,417,594 of cash for of working capital in 2021.

The Company is evaluating a number of options to improve operating results including: subleasing excess real estate, combining operations for lower performing locations, closing or disposing of non-core assets, and general and administrative cost reductions.

Cash used in discontinued operating activities in the year ended December 31, 2022 totaled $5,375,731 compared with cash used in discontinued operating activities of $7,430,934 in the comparative year ended December 31, 2021.

Financing Activities

Cash used in financing activities totaled $6,023,776 in the year ended December 31, 2022 compared with cash used of $225,632,855 in the comparative year ended December 31, 2021. In the year ended December 31, 2022, the Company settled $4,490,443 lease liabilities associated with its real estate, $1,153,333 of consideration payable primarily related to its 2021 entry into a purchase agreement to acquire oastal Holding and related Coastal MSAs. The year end December 31, 2021 includes a payment of $264,318,686 in connection with the redemption of Class A restricted voting shares on closing the Qualifying Transaction which was the reason for the majority of the net cash outflow.

Investing Activities

Cash used in investing activities totaled $3,638,101 in the year ended December 31, 2022 compared with cash used of $53,322,649 in the comparative year ended December 31, 2021. In the year ended December 31, 2022, the Company invested $150,000 in its social equity venture investment in Digistrains and $200,000 in Josephine & Billies, received $6,401,402 of proceeds from the sale of property, plant and equipment primarily associated with the sale and leaseback transaction at its Pullman property, and invested $3,322,873 in property plant and equipment to support its operations and paid cash of $8,430,000 to acquire the non-controlling interests ($3,750,000 for Coastal and $4,680,000 for Varda). The comparative year ended December 31, 2021 includes $48,756,753 of cash paid for acquisitions as the major use of cash.

CONTRACTUAL OBLIGATIONS

Lease Obligations

The Company leases real estate used for dispensaries, production plants, and corporate offices. Lease terms for real estate generally range from 1 to 14.75 years. Most leases include options to renew for varying terms at the Company’s sole discretion. Certain leases include escalation clauses or payment of executory costs such as property taxes, utilities, or insurance and maintenance. Rent expense for leases with escalation clauses is accounted for on a straight-line basis over the lease term. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

The maturity of the contractual undiscounted lease liabilities as of December 31, 2022:

	Operating Lease	Finance Lease

2023	$5,521,022	$4,625,156
2024	5,002,948	4,763,910
2025	5,139,443	4,906,828
2026	5,288,213	5,054,033
2027	4,775,402	5,205,654
Thereafter	18,295,466	59,679,244
Total undiscounted lease liabilities	44,022,494	84,234,825

Marketing Agreement (“MA”)

The Company had engaged a third-party for strategic and promotional services. During the year ended December 31, 2021, the Company issued 2,376,425 Common Shares in settlement of the initial $25,000,000. As the shares vested immediately, the full amount of the $25,000,000 was recognized as an expense in operating expenses during the year ended December 31, 2021.

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The Company was obligated to issue shares to the value of $1,875,000 quarterly over the second and third year of the contract. During year ended December 31, 2022, the Company issued 7,355,453 Common Shares to settle the first year of quarterly payments. These Common Shares are restricted under applicable US securities laws.

The Company recognized an expense of $3,718,402 during the year ended December 31, 2022 (December 31, 2021 - $5,166,666) in operating expenses as a sales and marketing expense. As of December 31, 2022, the cash-settled liability is $nil (December 31, 2021 - $5,166,666).

Brand Strategy Agreement (“BSA”)

The Company was party to the BSA, whereby the Company received the services of Shawn C. Carter p/k/a JAY-Z’s related promotion and advertising for the remaining non-cancellable period of 5 years. The Company was committed to settle $21,500,000 in either cash or Common Shares at the option of the counterparty over the remaining non-cancellable period. The Company was recognizing the cost associated with the arrangement over the same period it was receiving services.

During the year ended December 31, 2022, the Company recognized an expense of $4,416,667 (December 31, 2021 - $4,183,565) in operating expenses related to this arrangement and $nil in accounts payable and accrued liabilities as of December 31, 2022 (December 31, 2021 - $2,183,565). During the year ended December 31, 2022, the Company made a cash payment of $3,000,000 (December 31, 2021 - $nil).

On December 29, 2022, the Company entered into modification agreements (the "Modification Agreements") to restructure the relationship between the Company and the counterparties to each of the MA and BSA. As part of the restructured arrangements, the Company is no longer obligated to issue additional shares or cash related to the long-term strategic contracts, and the counterparties agreed to return 7,121,239 Common Shares of the Company to treasury. In addition, ownership of the brand "Monogram" was transferred to an entity designated by one of the counterparties. The Company was provided with an exclusive and royalty-free eight-year license to commercialize Monogram in California. The Company recognized a loss on disposal of assets of $4,832,891 related to the Modification Agreements which is included in loss on disposal of assets in the consolidated statement of operations and comprehensive loss.

COMMITMENTS AND CONTINGENCIES

California operating licenses

The Company's primary activity is engaging in state-legal commercial cannabis business, including the cultivation, manufacture, distribution, and sale of cannabis and cannabis products pursuant to California law. However, this activity is not in compliance with the United States Controlled Substances Act, or the CSA. The Company's assets are potentially subject to seizure or confiscation by Federal governmental agencies, and the Company could face criminal and civil penalties for noncompliance with the CSA, although such events would be without relevant precedent. Management of the Company believes the Company is in compliance with all California and local jurisdiction laws and monitor the regulatory environment on an ongoing basis along with counsel to ensure the continued compliance with all applicable laws and licensing agreements.

The Company's operation is sanctioned by the State of California and local jurisdictions. There have been no instances of federal interference with those who adhere to State of California and local laws and regulations regarding commercial cannabis activities. Due to the uncertainty surrounding the Company's noncompliance with the CSA, the potential liability from any noncompliance cannot be reasonably estimated and the Company may be subject to regulatory fines, penalties or restrictions in the future.

Effective January 1, 2018, the State of California allowed for adult use cannabis sales. Beginning on January 1, 2018, the State began issuing temporary licenses that expired 120 days after issuance for retail, distribution, manufacturing and cultivation permits. Temporary licenses could be extended in 90-day increments by the State upon submission of an annual license application. All temporary licenses had been granted extensions by the State during 2018.

In September 2019, Senate Bill 1459 (SB 1459) was enacted which enabled state licensing authorities to issue provisional licenses through 2021. A provisional license could be issued if an applicant submitted a completed annual license application to the Bureau of Cannabis Control. A completed application for purposes of obtaining a provisional license is not the same as a sufficient application to obtain an annual license. The provisional cannabis license, which is valid for 12 months from the date issued, is said to be in between a temporary license and an annual license and allows a cannabis business to operate as they would under local and state regulations.

Licensees issued a provisional license are expected to be diligently working toward completing all annual license requirements in order to maintain a provisional license. The Company obtained its provisional licenses in 2019 and continues to work with the State of California to obtain annual licensing.

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The Company's prior licenses obtained from the local jurisdictions it operated in have been continued by such jurisdictions and are necessary to obtain State licensing.

The Company has received annual licenses from each local jurisdiction in which it actively operates. Although the Company believes it will continue to receive the necessary licenses from the State and applicable local jurisdictions to conduct its business in a timely fashion, there is no guarantee its clients will be able to do so and any failure of its clients receive necessary licenses may have a negative effect on the Company’s business and results of operations.

Other legal matters

From time to time in the normal course of business, the Company may be subject to legal matters such as threatened or pending claims or proceedings. The Company is not currently a party to any material legal proceedings or claims, nor are we aware of any pending or threatened litigation or claims that could have a material adverse effect on our business, operating results, cash flows or financial condition should such litigation or claim be resolved unfavorably.

Mosaic.Ag

On May 17, 2021, the Company announced that it had entered into a series of arrangements to obtain the rights to four acres of land that is licensed for outdoor grow from a consortium of experienced cannabis farms affiliated with Mosaic.Ag, In addition, in connection with each of the four acres of land, the Company entered into a cultivation and supply agreement with Mosaic.Ag to cultivate cannabis on its behalf for a period of at least three years, with options to extend each of the four agreements up to five years.

The purchase price for Mosaic.Ag under the arrangements was $6,000,000 in cash, $2,500,000 in Common Shares when the transaction closed, and up to 1,309,263 Common Shares subject to earnouts. The upfront payment of $5,650,000, net of a holdback amount of $350,000, was (and continues to be) secured by a promissory note. The closing of the transaction was dependent on the satisfaction of various closing conditions, which were not met by the second quarter of 2022, as required by the Membership Interest Purchase Agreement. Futher, Mosiac.Ag was unable to produce sufficient quantities of biomass according to Company quality standards and pursuant to the cultivation supply agreements, leading to an overpayment under those agreements and a refund due to the Company of approximately $1,490,000 in cash. The Company noticed termination of the arrangements on June 30, 2022, and requested that Mosaic.Ag present an acceptable restructure to the arrangements and/or a payback plan for the owed refund and for the upfront payment under the promissory note. Mosaic.Ag has contested certain of the Company’s positions and has claimed an inability to pay the owed cash amounts. For the foregoing reasons, the Company filed a lawsuit against Mosaic.Ag and related individuals on December 16, 2022, in the Superior Court of California, County of Santa Clara, alleging breach of contract and asking for declaratory relief. Defendants have not yet responded to the complaint.

Social equity fund

The Company formed SEV in 2021 as its social equity investment vehicle. The Company intends to fund SEV with $10,000,000 and contribute 2% of its net income to allow SEV to make further social equity investments. During the year ended December 31, 2022, SEV made two social equity investments totaling $350,000 (December 31, 2021 - SEV made two social equity investments totaling $1,000,000).

COVID-19

In March 2020, the World Health Organization categorized COVID-19 as a pandemic. COVID‑19 continues to impact the U.S. and other countries across the world. While the impacts of COVID-19 have lessened in recent months, the outbreak of COVID-19 severely impacted global economic activity and caused significant volatility and negative pressure in financial markets. The Company continues to implement and evaluate actions to maintain its financial position and support the continuity of its business and operations in the face of COVID-19, potential future pandemics and other events.

The Company’s priorities during the COVID-19 pandemic continue to be protecting the health and safety of its employees and its customers, following the recommended actions of government and health authorities. In the future, COVID-19 or future pandemics may cause reduced demand for the Company’s products and services if, for example, the pandemic results in a recessionary economic environment or potential new restrictions on business operations or the movement of individuals.

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The COVID-19 outbreak in the United States caused business disruption both to the Company and throughout its customer base and supply chain through mandated and voluntary closings of many businesses. It is unclear the extent to which this disruption negatively impacted the Company’s operating results. The Company has taken, important steps to protect its employees, customers and business operations since the beginning of the pandemic.

The Company has incurred incremental costs to implement proactive measures to prevent the spread of COVID-19. Additionally, the Company closely monitors its supply chain and third-party product availability in light of the pandemic. To date, the business has not experienced negative consequences due to interruptions in its supply chain. However, the Company continues to undertake preemptive measures to ensure alternate supply sources as needed.

Inflation

The Company is not immune to the widespread cost inflation experienced in the United States and many parts of the world. The Company intends to continue to work to improve its gross margins despite cost inflation through market pricing, greater cost efficiencies, advantageous vendor partnerships, and other measures.

OFF-BALANCE SHEET ARRANGEMENTS

As of the date hereof the Company does not have any off-balance sheet financing arrangements and has not guaranteed any debt or commitments of other entities or entered into any options on non-financial assets.

SHARE CAPITAL AND CAPITAL MANAGEMENT

As of December 31, 2022, the Company had 107,516,333 Common Shares and 35,837,500 Common Share purchase warrants (the “Warrants”) issued and outstanding. The Warrants are exercisable at an exercise price of $11.50 and will expire on January 15, 2026. The Company may accelerate the expiry date of the outstanding Warrants (excluding the Warrants held by Subversive Capital Sponsor LLC in certain circumstances) by providing 30 days’ notice, if and only if, the closing price of the Common Shares equals or exceeds $18.00 per Common Share (as adjusted for stock splits or combinations, stock dividends, extraordinary dividends, reorganizations and recapitalizations) for any 20 trading days within a 30-trading day period.

The Company has an equity incentive plan (the “Equity Incentive Plan”) that permits the grant of stock options, RSUs, deferred share units, performance share units (“PSUs”) and stock appreciation rights to non-employee directors and any employee, officer, consultant, independent contractor or advisor providing services to the Company or any affiliate. As of December 31, 2022, a total of 3,093,992 RSUs and 2,325,000 PSUs were outstanding under the Equity Incentive Plan.

Prior to closing of the Qualifying Transaction, Caliva maintained the CMG Partners, Inc. 2019 Stock Option and Grant Plan (the “Caliva EIP”), which permitted awards of common stock in Caliva. In connection with the Qualifying Transaction, Caliva and the Company agreed that the Company would maintain the Caliva EIP and that outstanding awards thereunder will entitle the holder to receive Common Shares. As of December 31, 2022, there were 367,179 options to purchase up to 367,179 Common Shares under the Caliva EIP outstanding with a weighted average exercise price of $7.20 per share. No further awards will be granted under the Caliva EIP.

Prior to closing of the Qualifying Transaction, LCV maintained the Amended and Restated 2018 Equity Incentive Plan (the “LCV Equity Plan”) which authorized LCV to grant to its employees, directors and consultants stock options and other equity-based awards. In connection with the Qualifying Transaction, LCV and the Company agreed that the Company would maintain the LCV Equity Plan and that outstanding awards thereunder will entitle the holder to receive Common Shares. At December 31, 2022, there were 9,206 options to purchase up to 9,206 Common Shares under the LCV Equity Plan outstanding with a weighted average exercise price of $26.74 per share. No further awards will be granted under the LCV Equity Plan.

The Company manages its capital with the following objectives:

•	To ensure sufficient financial flexibility to achieve the ongoing business objectives including of future growth opportunities, and pursuit of accretive acquisitions; and
•	To maximize shareholder return through enhancing the share value.

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The Company considers its capital to be total equity. The Company manages capital through its financial and operational forecasting processes. The Company reviews its working capital and forecasts its future cash flows based on operating expenditures, and other investing and financing activities. Selected information is provided to the Company Board. The Company’s capital management objectives, policies and processes have remained unchanged during the year ended December 31, 2022 and year ended December 31, 2021. The Company is not subject to any external capital requirements.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires the Company’s management to make judgments, estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements. Although these estimates are based on management’s best knowledge of the amount, event or actions, actual results may differ from those estimates. Estimates and judgments are continuously evaluated and are based on management’s experience and other factors, including expectations of future events that management considers to be reasonable.

See Note 3: Significant Accounting Policies to the consolidated financial statements included in this Annual Report on Form 10-K for further information.

Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

Variable interest entities

The Company assesses all variable interests in entities and uses judgment when determining if the Company is the primary beneficiary. Other qualitative factors that are considered include decision-making responsibilities, the VIE capital structure, risk and rewards sharing, contractual agreements with the VIE, voting rights and the level of involvement of other parties. .

Business combinations

In determining the fair value of net identifiable assets acquired in a business combination, including any acquisition-related contingent consideration, estimates including market based and appraisal values are used. One of the most significant areas of judgment and estimation relates to the determination of the fair value of these assets and liabilities, including the fair value of contingent consideration, if applicable. If any intangible assets are identified, depending on the type of intangible asset and the complexity of determining its fair value, an independent external valuation expert may develop the fair value, using appropriate valuation techniques, which are generally based on a forecast of the total expected future net cash flows. These valuations are linked closely to the assumptions made by management regarding the future performance of the assets concerned and any changes in the discount rate applied. In addition, management applies judgment in determining the amount, if any, that leases acquired in a business combination are off-market resulting in an adjustment to the right-of-use assets. In particular, management’s judgment is used in determining the premium over basic market rents that would be applied by a lessor where the leased premise is being used for cannabis-related businesses. Finally, determining whether amounts should be included as part of consideration requires judgment.

Leases

The Company applies judgment in determining whether a contract contains a lease and whether a lease is classified as an operating lease or a finance lease. The Company determines the lease term as the non-cancellable term of the lease, which may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. The lease term is used in determining classification between operating lease and finance lease, calculating the lease liability and determining the incremental borrowing rate.

The Company has several lease contracts that include extension and termination options. The Company applies judgment in evaluating whether it is reasonably certain to exercise the option to renew or terminate the lease. That is, it considers all relevant factors that create an economic incentive for it to exercise either the renewal or termination. After the commencement date of the lease, the Company reassesses the lease term if there is a significant event or change in circumstances that is within its control and affects its ability to exercise or not to exercise the option to renew or to terminate (e.g., construction of significant leasehold improvements or significant customization to the leased asset).

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The Company also applies judgment in allocating the consideration in a contract between lease and non-lease components. It considers whether the Company can benefit from the right-of-use asset either on its own or together with other resources and whether the asset is highly dependent on or highly interrelated with another right-of-use asset.

The Company is required to discount lease payments using the rate implicit in the lease if that rate is readily available. If that rate cannot be readily determined, the lessee is required to use its incremental borrowing rate. The Company generally uses the incremental borrowing rate when initially recording real estate leases. Information from the lessor regarding the fair value of underlying assets and initial direct costs incurred by the lessor related to the leased assets is not available. The Company determines the incremental borrowing rate as the interest rate the Company would pay to borrow over a similar term the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment.

Stock-based compensation

In determining the fair value of stock-based payments, the Company makes assumptions, such as the expected life of the award, the volatility of the Company’s stock price, the risk-free interest rate, and the rate of forfeitures.

Goodwill

Goodwill is tested for impairment annually and whenever events or changes in circumstances indicate that the carrying amount of goodwill may have been impaired. In order to determine that the value of goodwill may have been impaired, the Company performs a qualitative assessment to determine whether it is more-likely-than-not that the reporting unit’s fair value is less than its carrying value, indicating the potential for goodwill impairment. A number of factors, including historical results, business plans, forecasts and market data are used to determine the fair value of the reporting unit. Changes in the conditions for these judgments and estimates can significantly affect the assessed value of goodwill.

Long-lived assets

Depreciation and amortization of property and equipment, right-of-use assets and intangible assets are dependent upon estimates of useful lives, which are determined through the exercise of judgment. The assessment of any impairment of these assets is dependent upon estimates of recoverable amounts that consider factors such as economic and market conditions and the useful lives of assets. The Company uses judgment in: (i) assessing whether there are impairment triggers affecting long-lived assets, (ii) determining the asset groups and (iii) determining the recoverable amount and if necessary, estimating the fair value.

Fair value measurement

The Company uses valuation techniques to determine the fair value of financial instruments (where active market quotes are not available) and non- financial assets. This involves developing estimates and assumptions consistent with how market participants would price the instrument. The Company bases its assumptions on observable data as far as possible, but this is not always available. In that case, the Company uses the best information available. Estimated fair values may vary from the actual prices that would be achieved in an arm’s length transaction at the reporting date.

Deferred tax assets and uncertain tax positions

The Company recognizes deferred tax assets and liabilities based on the differences between the financial statement carrying amounts and the respective tax bases of its assets and liabilities. The Company measures deferred tax assets and liabilities using current enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to reverse. The Company routinely evaluates the likelihood of realizing the benefit of its deferred tax assets and may record a valuation allowance if, based on all available evidence, it determines that some portion of the tax benefit will not be realized.

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In evaluating the ability to recover deferred tax assets within the jurisdiction from which they arise, the Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax-planning strategies and results of operations. In projecting future taxable income, the Company considers historical results and incorporates assumptions about the amount of future state, federal and foreign pretax operating income adjusted for items that do not have tax consequences. The Company’s assumptions regarding future taxable income are consistent with the plans and estimates that are used to manage its underlying businesses. In evaluating the objective evidence that historical results provide, the Company considers three years of cumulative operating income/(loss). The income tax expense, deferred tax assets and liabilities and liabilities for unrecognized tax benefits reflect the Company’s best assessment of estimated current and future taxes to be paid. Deferred tax asset valuation allowances and liabilities for unrecognized tax benefits require significant judgment regarding applicable statutes and their related interpretation, the status of various income tax audits and the Company’s particular facts and circumstances. Although the Company believes that the judgments and estimates discussed herein are reasonable, actual results, including forecasted COVID-19 business recovery, could differ, and the Company may be exposed to losses or gains that could be material. To the extent the Company prevails in matters for which a liability has been established or is required to pay amounts in excess of the established liability, the effective income tax rate in a given financial statement period could be materially affected.

Accounting standards issued but not yet effective

Allowance for credit losses

In September 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. This guidance was subsequently amended by ASU 2018-19, Codification Improvements, ASU 2019- 04, Codification Improvements, ASU 2019-05, Targeted Transition Relief, ASU 2019-10, Effective Dates, and ASU 2019-11, Codification Improvements. These ASUs are effective for Smaller Reporting Companies for fiscal years beginning after December 15, 2022, including interim periods therein. The Company is currently evaluating the effect of adopting this ASU.

Business combinations

In October 2021, the FASB issued ASU 2021-08, Business Combinations (Topic 805) – Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”). The amendments in this update require contract assets and contract liabilities acquired in a business combination to be recognized and measured by the acquirer on the acquisition date in accordance with Topic 606, Revenue from Contracts with Customers, as if it had originated the contracts. Under the current business combinations guidance, such assets and liabilities are recognized by the acquirer at fair value on the acquisition date. These ASUs are effective for Smaller Reporting Companies for fiscal years beginning after December 15, 2023, including interim periods therein. This ASU is currently not expected to have a material impact on the consolidated financial statements.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not applicable.

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ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

The financial statements required by this item and the reports of the independent accountants thereon required by Item 15(a)(2) appear on pages F-2 to F-48. See accompanying Index to the Consolidated Financial Statements on page F-1.

Consolidated financial statements

TPCO Holding Corp.

For the years ended December 31, 2022 and 2021

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

TPCO Holding Corp.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of TPCO Holding Corp. (the “Company”) as of December 31, 2022, the related consolidated statements of operations and comprehensive loss, changes in shareholders’ (deficit) equity and cash flows for the year ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022, and the results of its operations and its cash flows for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 7, the sale of the Company’s bulk wholesale business closed on October 31, 2022. As a result, the business revenues and expenses were classified as discontinued operations and the related assets and liabilities were classified as held for sale and discontinued operations in the financial statements as of December 31, 2021, which are shown comparatively. Except for the effects of the retrospective presentation for discontinued operations, we were not engaged to audit, review, or apply any procedures to the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, other than stated above and, accordingly, we do not express an opinion or any other form of assurance about whether such financial position have been fairly stated as of December 31, 2021. Those balances were audited by MNP LLP.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2022.

New York, NY

April 3, 2023

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of TPCO Holding Corp.

Opinion on the Consolidated Financial Statements

We have audited, before the effects of the adjustments to retrospectively apply the change in accounting described in Note 7 – Assets held for sale and discontinued operations, the accompanying consolidated balance sheet of TPCO Holding Corp. (the “Company”) as of December 31, 2021 and the related consolidated statements of operations and comprehensive loss, shareholders’ (deficit) equity, and cash flows for the year ended December 31, 2021, and the related notes (collectively referred to as the “consolidated financial statements”). The 2021 financial statements before the effects of the adjustments discussed in Note 7 are not presented in the consolidated financial statements.

In our opinion, the 2021 consolidated financial statements, before the effects of the adjustments to retrospectively apply the change in accounting described in Note 7 – Assets held for sale and discontinued operations, present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2021, and the results of its consolidated operations and its consolidated cash flows for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Marcum LLP audited the adjustments to retrospectively apply the change in accounting described in Note 7 – Assets held for sale and discontinued operations. We were not engaged to audit, review, or apply any procedures to those adjustments, and accordingly, we do not express an opinion or any other form of assurance about whether those adjustments are appropriate and have been properly applied.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Toronto, Canada March 31, 2022	/s/ MNP LLP Chartered Professional Accountants Licensed Public Accountants

We have served as the Company’s auditor since 2020.

MNP LLP
1 Adelaide Street East, Suite 1900, Toronto ON, M5C 2V9	1.877.251.2922 T: 416.596.1711 F: 416.596.7894

F-3

TPCO Holding Corp. Consolidated balance sheets (in United States dollars)
As at	Note	December 31, 2022	December 31, 2021
Assets
Current
Cash		$93,697,529	$165,310,609
Restricted cash and restricted cash equivalents		-	9,581,689
Accounts receivable, net	30	1,205,700	4,705,563
Income tax receivable		-	1,322,340
Inventory	4	8,727,858	22,196,981
Notes and other receivables, net	5	108,957	4,732,617
Prepaid expenses and other current assets	6	8,368,495	11,940,043
Assets held for sale and discontinued operations	7	6,102,764	5,042,670
Total current assets		118,211,303	224,832,512

Investments	8	1,478,204	2,500,069
Security deposits		1,181,078	1,119,754
Prepaid expenses and other assets		844,239	756,968
Notes and other receivables, net	5	518,846	-
Property and equipment	9	15,146,084	22,159,470
Right-of-use assets – operating	10	20,689,086	27,662,847
Right-of-use assets – finance	10	23,070,846	24,639,605
Intangible assets	11	99,378,098	212,587,865
Goodwill	11	-	44,051,645
Assets held for sale and discontinued operations	7	-	11,144,254
Total assets		$280,517,784	$571,454,989

Liabilities
Current
Accounts payable and accrued liabilities	12	$24,560,359	$41,625,317
Consideration payable – current portion		5,777,943	7,496,240
Operating lease liability – current portion	10	2,355,174	3,177,666
Finance lease liability – current portion	10	156,184	13,712
Cash settled share-based payments	13	-	5,166,666
Note payable		931,103	-
Contingent consideration	30	1,611,843	943,131
Liabilities held for sale and discontinued operations	7	1,309,077	264,044
Total current liabilities		36,701,683	58,686,776

Operating lease liabilities	10	24,803,815	27,142,326
Finance lease liabilities	10	36,618,530	36,774,714
Consideration payable		383,334	1,827,515
Deferred tax liabilities	14	20,972,629	43,847,866
Liabilities held for sale and discontinued operations	7	-	644,219
Total liabilities		119,479,991	168,923,416

Mezzanine equity
Redeemable non-controlling interest	15	-	41,456,387
Total mezzanine equity		-	41,456,387

Shareholders’ equity
Common shares, no par value, unlimited Common shares authorized 107,516,333 issued and outstanding at December 31, 2022 and 97,065,092 at December 31, 2021	16	-	-
Additional paid in capital		996,697,299	954,102,859
Non-controlling interest		1	-
Accumulated deficit		(835,659,507)	(593,027,673)
Total shareholders’ equity		161,037,793	361,075,186
Total liabilities, mezzanine equity and shareholders’ equity		$280,517,784	$571,454,989
Commitments and contingencies (Note 29)

Subsequent events (Note 33)

See accompanying notes to the consolidated financial statements

F-4

TPCO Holding Corp. Consolidated statements of operations and comprehensive loss (in United States dollars)
	Note	December 31, 2022	December 31, 2021

Sales, net of discounts		$83,637,407	$79,924,941
Cost of sales		57,627,364	66,906,654
Gross profit		26,010,043	13,018,287

Impairment loss	18	130,566,825	575,498,897
Operating expenses	19	138,381,437	171,404,414

Loss from operations		(242,938,219)	(733,885,024)

Other income (expense)
Interest income		845,863	1,244,606
Interest expense		(4,928,475)	(5,155,217)
Gain on debt forgiveness		-	3,358,686
Loss on disposal of assets	22	(5,091,541)	(2,447,985)
Credit losses and changes in fair value of investments	8	(947,813)	(1,250,990)
Change in fair value of contingent consideration	30	(967,726)	229,819,070
Other income		1,360,724	3,572,217

Loss before income taxes		(252,667,187)	(504,744,637)

Income tax recovery (expense)	14	14,967,779	6,418,167
Loss and comprehensive loss from continuing operations		(237,699,408)	(498,326,470)

Loss from discontinued operations, net of income tax	7	(5,087,408)	(88,705,864)
Loss from disposal of discontinued operations, net of income tax recovery of $8,856,409	7	(151,971)	-
Net loss from discontinued operations		$(5,239,379)	$(88,705,864)

Loss and comprehensive loss attributable to shareholders of the company		$(242,631,834)	$(587,060,124)
Loss and comprehensive loss attributable to redeemable non-controlling interest	15	(306,953)	27,790
Net loss		$(242,938,787)	$(587,032,334)

Per share – basic and diluted
Loss per share from continuing operations	20	$(2.31)	$(5.25)
Loss per share from discontinued operations	20	(0.05)	(0.93)
Loss per share	20	$(2.36)	$(6.18)
Weighted average number of common shares	20	102,632,433	95,006,080

See accompanying notes to the consolidated financial statements

F-5

TPCO Holding Corp. Consolidated statements of changes in shareholders’ (deficit) equity (in United States dollars)
	Note	Common Shares	Number of Warrants	Class B Shares	Common Shares to be Issued (issued/ returned)	Additional Paid in Capital	Accumulated Deficit	Non-controlling interest	Total
Balance December 31, 2020		-	35,837,500	15,218,750	-	$(21,886,268)	$(6,463,606)	$-	$(28,349,874)
Conversion to Class B shares	16	14,655,547	-	(14,655,547)	-	-	-	-	-
Founders’ shares forfeited	16	-	-	(563,203)	-	(496,057)	496,057	-	-
Shares issued in a private placement	16	6,313,500	-	-	-	63,135,000	-	-	63,135,000
Conversion of Class A restricted voting shares	16	31,407,336	-	-	-	318,303,338	-	-	318,303,338
Shares issued for long-term strategic contracts	13	2,376,425	-	-	-	25,000,000	-	-	25,000,000
Shares issued in the Qualifying Transaction	16	42,891,175	-	-	272,104	546,447,112	-	-	546,447,112
Shares issued to extinguish liabilities in the Qualifying Transaction	16,26	336,856	-	-	-	4,264,597	-	-	4,264,597
Shares to be issued to settle contingent consideration	30	24,584	-	-	309,284	1,957,045	-	-	1,957,045
Contingent shares to be issued in the Qualifying Transaction	26	-	-	-	187,380	2,372,231	-	-	2,372,231
Contingent shares issued in the Qualifying Transaction	16	25,000	-	-	(25,000)	-	-	-	-
Replacement options issued in a business acquisition	27	-	-	-	-	3,489,501	-	-	3,489,501
Shares issued in other business combinations	27	458,898	-	-	-	1,468,474	-	-	1,468,474
Shares repurchased under share repurchase agreements	17	(1,725,000)	-	-	-	(7,055,250)	-	-	(7,055,250)
Shares repurchased under NCIB	16	(157,600)	-	-	-	(603,165)	-	-	(603,165)
Shares issued for options exercised	16	3,313	-	-	-	12,972	-	-	12,972
Shares issued for RSUs vested	16	455,058	-	-	-	-	-	-	-
Tax settlements associated with RSUs	21	-	-	-	-	(1,080,071)	-	-	(1,080,071)
Modification of RSUs	21	-	-	-	-	3,451,365	-	-	3,451,365
Share-based compensation	21	-	-	-	-	15,322,035	-	-	15,322,035
Net income		-	-	-	-	-	(587,060,124)	-	(587,060,124)
Balance December 31, 2021		97,065,092	35,837,500	-	743,768	$954,102,859	$(593,027,673)	-	361,075,186
Shares issued for long-term strategic contract	13	7,355,453	-	-	-	5,763,858	-	-	5,763,858
Shares issued in a business acquisition	15,27	1,762,425	-	-	-	1,500,000	-	-	1,500,000
Shares issued to settle contingent consideration	30	560,365	-	-	(295,751)	299,014	-	-	299,014
Shares issued for RSUs vested	21	773,848	-	-	-	-	-	-	-
Tax settlements associated with RSUs	21	-	-	-	-	(535,060)	-	-	(535,060)
Share-based compensation	21	-	-	-	-	6,009,593	-	-	6,009,593
Shares returned to Treasury		(850)	-	-	-	-	-	-	-
Shares to be returned to Treasury	13	-	-	-	(7,121,239)	(1,495,460)	-	-	(1,495,460)
Acquisition of redeemable NCI	15	-	-	-	-	31,052,495	-	1	31,052,496
Net loss		-	-	-	-	-	(242,631,834)	-	(242,631,834)
Balance December 31, 2022		107,516,333	35,837,500	-	(6,673,222)	$996,697,299	$(835,659,507)	$1	$161,037,793

See accompanying notes to the consolidated financial statements

F-6

TPCO Holding Corp. Consolidated statements of cash flows
(in United States dollars)	Note	December 31, 2022	December 31, 2021

Cash provided by (used in)
Operating activities
Net loss from continuing operations		$(237,699,408)	$(498,326,470)
Adjustments for items not involving cash
Impairment loss	18	130,566,825	575,498,897
Interest expense		4,928,475	5,183,817
Interest income		(133,744)	(1,149,041)
Loss on disposal of assets	22	5,091,541	2,447,985
Loss on lease termination	10	(117,806)	-
Allowance for accounts receivable and notes receivable		2,273,302	4,396,783
Gain on debt forgiveness		-	(3,358,686)
Credit losses and changes in fair value of investments	8	947,813	1,250,990
Depreciation and amortization	19	26,795,957	22,439,733
Shares issued for long-term strategic contracts		-	25,000,000
Share-based compensation expense, net of withholding tax settlement		5,474,533	19,663,385
Non-cash marketing expense	13	3,718,402	5,166,666
Non-cash operating lease expense	10	6,857,552	4,507,630
Fair value change of contingent consideration	30	967,726	(229,819,070)
Deferred income tax recovery	14	(32,326,433)	(5,590,409)
Repayment of operating lease liabilities		(6,707,387)	(4,836,963)
Net changes in non-cash working capital items	23	22,889,489	(43,417,594)
Net cash used in continued operating activities		(66,473,163)	(120,942,347)
Net cash used in discontinued operating activities		(5,375,734)	(7,430,934)
Total operating activities		(71,848,897)	(128,373,281)

Financing activities
Repayment of consideration payable		(1,533,333)	(1,034,417)
Repayment of finance lease liabilities	10	(4,490,443)	(4,385,528)
Proceeds from private placement		-	51,635,000
Redemption of Class A restricted voting shares		-	(264,318,686)
Proceeds from exercise of options		-	12,972
Repurchase of shares		-	(6,542,196)
Repayment of line of credit		-	(1,000,000)
Total financing activities		(6,023,776)	(225,632,855)

Investing activities
Net cash paid in the Qualifying Transaction	26	-	(28,143,886)
Net cash paid in other business combinations	27	-	(20,612,867)
Purchases of property and equipment		(3,322,873)	(9,359,417)
Advances for investments and note receivables		(350,000)	(5,650,000)
Proceeds (advances) from investments at fair value through profit or loss		304,052	(1,000,000)
Net cash paid for the acquisition of NCI		(8,430,000)	-
Proceeds from notes receivable		1,759,318	374,984
Proceeds from sale of assets, net of selling costs		6,401,402	11,068,537
Net cash used in continued investing activities		(3,638,101)	(53,322,649)
Net cash from (used in) discontinued investing activities		316,005	(400,942)
Total investing activities		(3,322,096)	(53,723,591)

Net change in cash during the period		(81,194,769)	(407,729,727)

Cash, restricted cash and restricted cash equivalents
Beginning of year		$174,892,298	$582,622,025
End of year		$93,697,529	$174,892,298

Cash		93,697,529	165,310,609
Restricted cash and restricted cash equivalents		-	9,581,689
Cash, restricted cash and restricted cash equivalents		$93,697,529	$174,892,298

Supplemental cash-flow information (Note 23)

See accompanying notes to the consolidated financial statements

F-7

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

1. Nature of operations

TPCO Holding Corp. (“TPCO” or the “Company”) was a special purpose acquisition corporation incorporated on June 17, 2019 under the laws of the Province of British Columbia for the purpose of effecting, directly or indirectly, an acquisition of one or more businesses or assets, by way of merger, amalgamation, arrangement, share exchange, asset acquisition, share purchase, reorganization, or any other similar business combinations involving the Company (a “Qualifying Transaction”). As more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, the Company completed the Qualifying Transaction on January 15, 2021 and at which time the Company changed its name to TPCO Holding Corp.

The Company’s registered office is located at 595 Burrard Street, Suite 2600, P.O. Box 49314, Vancouver, BC, V7X 1L3, Canada, and the Company’s head office is located at 1550 Leigh Avenue, San Jose, California, 95125, United States of America. Commencing on the date of the Qualifying Transaction, the Company became integrated as a cultivator, retailer, manufacturer and distributor of adult use cannabis products through the sale to omni-channel retail and wholesale customers under the “Medical Marijuana Programs Act” and the proposition 64 “The Adult Use of Marijuana Act”.

2. Basis of presentation

These consolidated financial statements reflect the accounts of the Company and were prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) for financial information.

These consolidated financial statements have been prepared on a going concern basis, which assumes that the Company will continue in operation for the foreseeable future and, accordingly, will be able to realize its assets and discharge its liabilities in the normal course of operations as they come due.

These consolidated financial statements are presented in U.S. dollars, which is also the Company’s and its subsidiaries’ functional currency.

i) Basis of consolidation

These consolidated financial statements include the accounts of the Company and all subsidiaries. Subsidiaries are entities in which the Company has a controlling voting interest or is the primary beneficiary of a variable interest entity. Subsidiaries are fully consolidated from the date control is transferred to the Company and are de-consolidated from the date control ceases. All intercompany accounts and transactions have been eliminated on consolidation. The consolidated financial statements include all the assets, liabilities, revenues, expenses and cash flows of the Company and its subsidiaries after eliminating intercompany balances and transactions.

ii) Variable interest entities (“VIEs”)

A VIE is an entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to control the entity's activities or do not substantially participate in the gains and losses of the entity. Upon inception of a contractual agreement, and thereafter, if a reconsideration event occurs, the Company performs an assessment to determine whether the arrangement contains a variable interest in an entity and whether that entity is a VIE. The primary beneficiary of a VIE is the party that has both the power to direct the activities that most significantly impact the VIE's economic performance and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE. Where the Company concludes that it is the primary beneficiary of a VIE, the Company consolidates the accounts of that VIE.

F-8

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

2. Basis of presentation (continued)

These consolidated financial statements include the accounts of the Company and the following entities which are subsidiaries of the Company:

Subsidiaries	Jurisdiction of incorporation	Ownership interest December 31, 2022	Ownership interest December 31, 2021
TPCO US Holding LLC	Delaware	100%	100%
Social Equity Ventures LLC	California	100%	100%
CMG Partners, Inc.	Delaware	100%	100%
well. By Caliva e-commerce, LLC	California	100%	100%
Live Zola, LLC	California	100%	100%
NC3 Systems, Inc.	California	100%	100%
NC4 Systems, Inc.	California	100%	100%
NC5 Systems, Inc.	California	100%	100%
NC6 Systems, Inc.	California	100%	100%
Caliva CADECC1, LLC	California	100%	100%
Caliva CARERC1, LLC	California	100%	100%
Caliva CAMISJ2, Inc.	California	100%	100%
OG California Branding, Inc.	California	100%	100%
G & C Staffing, LLC	California	100%	100%
Alpha Staffing, LLC	California	100%	100%
Caliva CAREWH1, LLC	California	100%	100%
Caliva CARECE1, LLC	California	100%	100%
Caliva CADESA1, LLC	California	100%	100%
Caliva CADEEM1, LLC	California	100%	100%
Caliva CAREST1, LLC	California	100%	100%
Caliva MSA, LLC	California	100%	100%
Kase’s Journey, Inc.	California	100%	100%
Sturdivant Ventures, LLC	California	100%	100%
LCV Holdings, HMB, LLC	California	100%	100%
LCV Holdings SISU 710, LLC	California	100%	100%
Fluid South, Inc.	California	100%	100%
Capitol Cocoa, Inc.	California	100%	100%
Varda Inc.	California	100%	9.5%
Caliva CADINH1, Inc.	California	100%	0%
Coast L Acquisition Corp[1]	California	90.2%	100%
Coastal Dispensary, LLC	California	90.2%	0%
Coastal Delivery Service, LLC	California	90.2%	0%
Coastal Retail Lompoc, LLC	California	90.2%	0%
Southern California Collective, Inc.	California	90.2%	0%
Releaf Alternative Inc.	California	90.2%	0%
Coastal Retail Concord, LLC	California	90.2%	0%
Coastal Delivery SLO, LLC	California	90.2%	0%
Left Coast Ventures, Inc.	Delaware	90.2%	100%
Coastal MergerSub 2, LLC	California	90.2%	0%
Coastal Manufacturing LLC	California	90.2%	0%
Coastal Distribution LLC	California	90.2%	0%
Jamaba Properties LLC	California	90.2%	0%
Calma WeHo LLC	California	85%	85%
Caliva CAREDELA1, LLC	California	42%	42%
well. By Caliva LLC	California	0%	100%
well. By Caliva Centers	California	0%	100%
Fresh Options, LLC	California	0%	100%
Martian Delivery, LLC	California	0%	100%
Rever Holdings, LLC	California	0%	100%
Eko Holdings, LLC	California	0%	100%
Lief Holdings, LLC	California	0%	100%
SISU Extraction, LLC	California	0%	100%

1 Refer to Note 27 for further details.

F-9

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

2. Basis of presentation (continued)

iii) Use of estimates

The preparation of these consolidated financial statements and accompanying notes in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

iv) Emerging growth company

The Company is an “Emerging Growth Company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it has taken advantage of certain exemptions from various reporting requirements that are not applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a Company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

3. Significant accounting policies

(a) Foreign currency transactions and translation

Foreign currency transactions are translated into the functional currency using exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the remeasurement of monetary items denominated in foreign currency at year-end exchange rates are recognized in profit or loss.

(b) Cash

Cash is comprised of bank balances held in banks and cash held at the Company’s operating premises in California.

(c) Restricted cash and restricted cash equivalents

The Company classifies restricted cash and restricted cash equivalents outside of cash when it is not available for general use in operations. Restricted cash equivalents include highly liquid investments with original maturities of less than three months. As at December 31, 2022, $Nil of restricted cash was held in escrow (December 31, 2021 - $1,496,875).

(d) Accounts receivable, notes receivable and allowance for credit losses

Net accounts receivable and notes receivables are stated at the amount management expects to collect from outstanding balances. The allowance for doubtful accounts is based on historical experience and management's evaluation of outstanding receivables at the end of the period. Receivables are written off when deemed uncollectible.

F-10

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

3. Significant accounting policies (continued)

(e) Inventories

Biological assets consist of cannabis on plants.  The costs of growing cannabis, including but not limited to labor, utilities, nutrition and irrigation determined at normal capacity, are capitalized into inventory until the time of harvest.

Raw material inventory consists of acquired biomass for use in manufactured products and is initially valued at cost.

Work-in-process consists of cannabis and manufactured products which are in process and not yet ready for re-sale at which point they are transferred to finished goods. Costs capitalized to work-in-process include direct labor and overhead determined at normal capacity.

Inventories of finished goods and packaging supplies purchased from third parties are initially valued at cost, and subsequently at the lower of cost and net realizable value. The Company measures inventory cost of third-party products and manufactured products using the first-in first-out method.

The cost of finished goods for manufactured products includes manufacturing costs such as materials, labor, depreciation expense on right-of-use assets involved in cultivation and processing, packaging, labelling, inspection and overhead determined at normal capacity to turn raw materials into finished goods.

All direct and indirect costs related to inventory are capitalized as they are incurred, and they are subsequently recorded within cost of sales on the consolidated statements of operations and comprehensive loss at the time cannabis products are sold.

Net realizable value is the estimated selling price in the ordinary course of business, less the estimated costs to sell. The Company reviews inventories for obsolete, redundant and slow-moving goods and any such inventories identified are written down to net realizable value.

(f) Property and equipment

Property and equipment are recorded at cost less accumulated depreciation. Major additions and improvements are capitalized, while maintenance and repairs are expensed as incurred. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the respective accounts and any related gain or loss is recognized in the consolidated statements of operations and comprehensive loss.

Depreciation is calculated on a straight-line basis over the expected useful lives of the assets, which are as follows:

Leasehold improvements	Shorter of lease term or estimated useful life
Production equipment	1 - 7 years
Furniture and fixtures	2 - 7 years
Office equipment	2 - 7 years
Vehicles	3 - 7 years
Building	30 years

An asset’s residual value, useful life and depreciation method are reviewed at each financial year-end and adjusted if appropriate. Depreciation of property and equipment commences when the asset is available for use.

Property and equipment acquired in a business combination is depreciated over the remaining useful life of the asset.

Gains and losses on disposal of an item of property and equipment are determined by comparing the proceeds from disposal with the carrying amount of the item and are recognized in the consolidated statements of operations and comprehensive loss.

(g) Intangible assets

Intangible assets with finite lives are stated at the amount initially recognized less accumulated amortization and accumulated impairment losses. Intangible assets with finite life are amortized on a straight-line basis as follows:

License	Greater of lease term or estimated useful life
Cultivation network	7 years
Brand	5 – 20 years
Customer relationship	9 years

F-11

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

3. Significant accounting policies (continued)

(g) Intangible assets(continued)

The estimated useful life and amortization method are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for on a prospective basis.

(h) Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of an entity over the fair value of the net tangible and intangible assets acquired. Goodwill is either assigned to a specific reporting unit or allocated between reporting units based on a reasonable and supportable basis.

A reporting unit is an operating segment, or a business unit one level below that operating segment, for which discrete financial information is prepared and regularly reviewed by segment management. Goodwill is not subject to amortization and is tested annually for impairment, or more frequently if events or changes in circumstances indicate that goodwill may be impaired. The Company reviews goodwill annually at fiscal year-end or at interim periods if events or circumstances indicate the carrying value may not be recoverable.

The Company assesses the fair values of its intangible assets, and its reporting units for goodwill testing purposes, as necessary, using an income-based approach. Under the income-based approach, fair value is based on the present value of estimated future cash flows.

The Company assesses goodwill for impairment annually in the third quarter, or more frequently if events or changes in circumstances indicate that it might be impaired by comparing its carrying value to the reporting unit’s fair value. Refer to Note 18 for goodwill impairment recognized during the years ended December 31, 2022 and 2021.

The Company may elect to first perform a qualitative assessment to determine whether it is more-likely-than-not that the reporting unit’s fair value is less than its carrying value indicating the potential for goodwill impairment. If factors indicate this is the case, then a quantitative test is performed and an impairment is recorded for any excess carrying value above the reporting unit’s fair value, not to exceed the amount of goodwill.

(i) Business combinations

The Company accounts for business combinations using the acquisition method when it has obtained control. The Company measures goodwill as the fair value of the consideration transferred including the fair value of any non-controlling interest recognized, less the net recognized amount of the identifiable assets acquired and liabilities assumed, all measured at their fair value as at the acquisition date. Transaction costs, other than those associated with the issue of debt or equity securities, that the Company incurs in connection with a business combination are expensed as incurred.

Any contingent consideration is measured at fair value at the acquisition date. If the contingent consideration is classified as equity it is not remeasured. Otherwise, subsequent changes in the fair value of the contingent consideration are recognized in earnings.

The Company recognizes indemnification assets acquired in a business combination at the same time that it recognizes the indemnified item, measured on the same basis as the indemnified item, subject to the need for the valuation allowance for uncollectible amounts.

When the initial accounting for a business combination has not been finalized by the end of the reporting period in which the transaction occurs, the Company reports provisional amounts. Provisional amounts are adjusted during the measurement period, which does not exceed one year from the acquisition date. These adjustments, or recognition of additional assets or liabilities, reflect new information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognized at that date

(j) Investments in non-marketable securities

Investments in equity securities of nonpublic entities without readily determinable fair values are carried at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer.

F-12

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

3. Significant accounting policies (continued)

(k) Impairment of long-lived assets

The Company reviews long-lived assets, including property and equipment and definite life intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. In order to determine if assets have been impaired, assets are grouped and tested at the lowest level for which identifiable independent cash flows are available (“asset group”). When indicators of potential impairment are present the Company prepares a projected undiscounted cash flow analysis for the respective asset or asset group. If the sum of the undiscounted cash flows is less than the carrying value of the asset or asset group, an impairment loss is recognized equal to the excess of the carrying value over the fair value, if any. Fair value can be determined using a market approach, income approach or cost approach. Recognized impairment losses are not reversed.

(l) Share-based compensation

The Company has an equity incentive plan which includes issuances of incentive share options, nonqualified share options, share appreciation rights, restricted share units, deferred share units and performance share units. From time to time, the Company also enters into share-based compensation arrangements with non-employees. The accounting for these arrangements is consistent with those of employees.

The Company measures equity settled share-based payments based on their fair value at the grant date and recognizes compensation expense on a graded basis over the vesting period. The amount recognized as an expense is net of estimated forfeitures, such that the amount ultimately recognized is based on the number of awards that ultimately vest. The Company estimates forfeitures based on historical forfeiture trends. If actual forfeiture rates are not consistent with the Company's estimates, the Company may be required to increase or decrease compensation expenses in future periods.

Share-based payment awards that are subject to market-based performance conditions consider the market-based performance condition in the valuation on the grant date. Compensation cost is not adjusted if the market condition is not met, so long as the requisite service is provided. If the market condition is met prior to the end of the service period, the Company would immediately recognize any unrecognized compensation cost based on the grant date fair value.

For share-based payment awards that are subject to performance-based conditions, the Company records compensation expense over the estimated service period once the achievement of the performance-based milestone is considered probable. At each reporting date, the Company assesses whether achievement of a milestone is considered probable, and if so, records compensation expense based on the portion of the service period elapsed to date with respect to that milestone, with a cumulative catch-up, net of estimated forfeitures. The Company recognizes remaining compensation expense with respect to a milestone, if any, over the remaining estimated service period.

The Company measures cash-settled share-based payments as liabilities at fair value. At each reporting date, obligations related to cash-settled share-based plans are re-measured at fair value with reference to the fair value of the Company’s share price and the number of units that have been vested. The corresponding share-based compensation expense or recovery is recognized on a graded basis over the vesting period.

The fair value of the share options granted are measured using the Black Scholes option pricing model, taking into account the terms and conditions upon which the share options were granted.

For share-based compensation granted to non-employees, the compensation expense is measured at the fair value of the equity instruments granted and recognized as the services are received.

(m) Revenue recognition

The Company earns revenue from the sale of cannabis. The Company has a diverse customer base in the state of California.

The Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue, the Company applies the following five (5) steps:

1) Identify the contract with a customer

2) Identify the performance obligation(s)

3) Determine the transaction price

4) Allocate the transaction price to the performance obligations(s)

5) Recognize revenue when/as performance obligations(s) are satisfied

F-13

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

3. Significant accounting policies (continued)

(m) Revenue recognition (continued)

Revenue from the sale of cannabis to customers is recognized at a point in time when control over the goods has transferred to the customer. This corresponds with when the Company satisfies its performance obligation. Revenue is recorded net of any point of sale discounts provided to the customer. The Company’s revenues are principally derived from arrangements with fixed consideration. Variable consideration, if any, is not material.

The majority of the Company’s revenue is cash at point of sale. Payment is due upon transferring the goods or providing services to the customer or within a specified time period permitted under the Company’s credit policy. In those cases where the Company provides goods or services on credit, the Company considers whether or not collection is probable in determining if a contract exists under ASC 606 Revenue from Contracts with Customers. Costs associated with goods or services are expensed in the year performance obligations are satisfied.

The Company has a customer loyalty program whereby customers are awarded points with online delivery purchases. Once a customer achieves a certain point level, points can be used to pay for the purchase of product, up to a maximum number of points per transaction. Points expire after 6 months of no activity in a customer’s account.

Unredeemed awards are recorded as deferred revenue. At the time customers redeem points, the redemption is recorded as an increase to revenue. Deferred revenue is included in other accrued expenses within accounts payable and accrued liabilities.

The Company's Return Policy conforms to the Medicinal and Adult-Use Cannabis Regulation and Safety Act (“MAUCRSA”), which was signed into law in September 2017 and creates the general framework for the regulation of commercial medicinal and adult-use cannabis in California. The Company determined that no provision for returns or refunds was necessary as at December 31, 2022 and 2021.

Sales of products are for cash or otherwise agreed-upon credit terms. The Company’s payment terms vary by customer; however, the time period between when revenue is recognized and when payment is due is not significant. The Company estimates and reserves for its bad debt exposure based on its experience with past due accounts and collectability, write-off history, the aging of accounts receivable and an analysis of customer data.

(n) Leases

Right-of-use (“ROU”) assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets are classified as a finance lease or an operating lease. A finance lease is a lease in which 1) ownership of the property transfers to the lessee by the end of the lease term; 2) the lease grants the lessee an option to purchase the underlying asset that the lessee is reasonably certain to exercise; 3) the lease is for a major part of the remaining economic life of the underlying asset; 4) the present value of the sum of the lease payments and any residual value guaranteed by the lessee that is not already included in the lease payments equals or exceeds substantially all of the fair value; or 5) the underlying asset is of such a specialized nature that it is expected to have no alternative use to the lessor at the end of the lease term. Leases that do not meet the finance lease criteria are classified as operating leases.

ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of the Company’s leases do not provide an implicit rate, the incremental borrowing rate is used based on the information available at commencement date in determining the present value of lease payments. The Company uses the implicit rate when readily determinable. The ROU assets also include any lease payments made and excludes lease incentives. The lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option.

For finance leases, lease expenses are the sum of interest on the lease obligations and amortization of the ROU assets. ROU assets are amortized based on the lesser of the lease term and the useful life of the leased asset according to the property and equipment accounting policy. If ownership of the ROU assets transfers to the Company at the end of the lease term or if the Company is reasonably certain to exercise a purchase option, amortization is calculated using the estimated useful life of the leased asset, according to the property and equipment accounting policy. For operating leases, the lease expenses are generally recognized on a straight-line basis over the lease term and recorded in operating expenses in the statements of net loss and comprehensive loss.

The Company has elected to apply the practical expedient in ASC 842 Leases, for each class of underlying asset, except real estate leases, to not separate non-lease components from the associated lease components of the lessee’s contract and account for both components as a single lease component. Additionally, for certain equipment leases, the Company applies a portfolio approach to effectively account for the operating lease ROU assets and liabilities.

F-14

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

3. Significant accounting policies (continued)

(n) Leases (continued)

The Company has elected not to recognize ROU assets and lease liabilities for short-term leases that have a lease term of 12 months or less that do not include an option to purchase the underlying asset that the Company is reasonably certain to exercise. Short-term leases include real estate and vehicles and are not significant in comparison to the Company’s overall lease portfolio. The Company continues to recognize the lease payments associated with these leases as expenses on a straight-line basis over the lease term.

Sale lease back

From time to time, the Company may enter into sale-leaseback transactions pursuant to which the Company sells a property to a third party and agrees to lease the property back for a certain period of time. To determine whether the transfer of the property should be accounted for as a sale, the Company evaluates whether it has transferred control to the third party in accordance with the revenue recognition guidance set forth in ASC 606 - Revenue.

If the transfer of the asset is deemed to be a sale at market terms, the Company recognizes the transaction price for the sale based on the proceeds, derecognizes the carrying amount of the underlying asset and recognizes a gain or loss in the consolidated statements of operations and comprehensive loss for any difference between the carrying value of the asset and the transaction price. The Company then accounts for the leaseback in accordance with its lease accounting policy.

If the transfer of the asset is determined not to be a sale at market terms, the Company accounts for the transaction as a financing arrangement, and accordingly no sale is recognized. The Company retains the historical costs of the property and the related accumulated depreciation on its books and continues to depreciate the property over the lesser of its remaining useful life or its initial lease term. The asset is presented within property and equipment, net on the consolidated balance sheets. All proceeds from these transactions are accounted for as finance obligations and presented as non-current obligation on the consolidated balance sheets. A portion of the lease payments is recognized as a reduction of the financing obligation and a portion is recognized as interest expense based on an imputed interest rate.

(o) Income taxes

Income taxes are comprised of current and deferred taxes. These taxes are accounted for using the liability method. Current tax is recognized in connection with income for tax purposes, unrealized tax benefits and the recovery of tax paid in a prior period and measured using the enacted tax rates and laws applicable to the taxation period during which the income for tax purposes arose. Deferred tax is recognized on the difference between the carrying amount of an asset or a liability, as reflected in the financial statements, and the corresponding tax base, used in the computation of income for tax purposes ("temporary difference") and measured using the enacted tax rates and laws as at the balance sheet date that are expected to apply to the income that the Company expects to arise for tax purposes in the period during which the difference is expected to reverse. Management assesses the likelihood that a deferred tax asset will be realized, and a valuation allowance is provided to the extent that it is more likely than not that all or a portion of a deferred tax asset will not be realized. The determination of both current and deferred taxes reflects the Company's interpretation of the relevant tax rules and judgment.

An unrealized tax benefit may arise in connection with a period that has not yet been reviewed by the relevant tax authority. A change in the recognition or measurement of an unrealized tax benefit is reflected in the period during which the change occurs.

Income taxes are recognized in the consolidated statement of operations and comprehensive loss, except when they relate to an item that is recognized in other comprehensive loss or directly in equity, in which case, the taxes are also recognized in other comprehensive loss or directly in equity respectively. Where income taxes arise from the initial accounting for a business combination, these are included in the accounting for the business combination.

Interest and penalties in respect of income taxes are not recognized in the consolidated statement of operations and comprehensive loss as a component of income taxes but as a component of interest expense.

As the Company operates in the cannabis industry, it is subject to the limits of U.S. Internal Revenue Code (“U.S. IRC”) Section 280E (“Section 280E”) under which the Company is only allowed to deduct expenses directly related to the cost of producing the products or cost of production.

The Company recognizes uncertain income tax positions at the largest amount that is more-likely-than-not to be sustained upon examination by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Recognition or measurement is reflected in the period in which the likelihood changes.

F-15

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

3. Significant accounting policies (continued)

(o) Income taxes (continued)

Any interest and penalties related to unrecognized tax liabilities are presented within income tax expense (recovery) in the consolidated statements of operations and comprehensive loss.

(p) Advertising

The Company expenses advertising costs when the advertising first takes place. Advertising expense was approximately $2,885,629 for the year ended December 31, 2022 (December 31, 2021 - $3,369,772).

(q) Fair value

Fair value is the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date. Fair value measurements for invested assets are categorized into levels within a fair value hierarchy based on the nature of the valuation inputs (Levels 1, 2 or 3). The three levels are defined based on the observability of significant inputs to the measurement, as follows:

•	Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities;
•	Level 2: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•	Level 3: one or more significant inputs used in a valuation technique are unobservable in determining fair values of the asset or liability.

Determination of fair value and the resulting hierarchy requires the use of observable market data whenever available. The classification of an asset or liability in the hierarchy is based upon the lowest level of input that is significant to the measurement of fair value.

The carrying value of the Company’s cash, restricted cash and restricted cash equivalents, accounts receivable, notes and other receivables, other current assets, security deposits, accounts payable and accrued expenses and consideration payable approximate their fair value due to their short-term nature.

Contingent consideration, investments at fair value through profit or loss and share repurchase liabilities are measured at fair value on a recurring basis.

(r) Cost of sales

Cost of sales represents costs directly related to the acquisition of third-party products, and manufacturing and distribution of the Company’s products. Primary costs include cost of third-party inventories and in the case of manufactured products, includes raw materials, packaging, direct labor, overhead, shipping and handling, the depreciation of right-of-use assets, and cultivation taxes and tariffs. Manufacturing overhead and related expenses include salaries, wages, employee benefits, utilities, maintenance and property taxes. Cost of sales also includes inventory valuation adjustments. The Company recognizes the cost of sales as the associated revenues are recognized.

(s) Earnings (loss) per share

Basic earnings (loss) per share (“Basic EPS”) is calculated by dividing the net earnings available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share (“Diluted EPS”) is calculated using the treasury method of calculating the weighted average number of common shares outstanding. The treasury method assumes that outstanding share options with an average exercise price below the market price of the underlying shares are exercised, and the assumed proceeds are used to repurchase common shares of the Company at the average price of the common shares for the period.

(t) Operating segments

Operating segments are components of the Company that engage in business activities which generate revenues and incur expenses (including intercompany revenues and expenses related to transactions conducted with other components of the Company). The operations of an operating segment are distinct, and the operating results are regularly reviewed by the CODM for the purposes of resource allocation decisions and assessing its performance.

F-16

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

3. Significant accounting policies (continued)

(t) Operating segments (continued)

The Company has assessed the above criteria and has determined that the entity as a whole is one operating segment comprising of a single operating segment engaged in the cultivation, manufacturing, distribution and sale of cannabis within the State of California.

(u) Assets classified as held for sale

Assets are classified as held for sale when the Company commits to a plan to sell the asset, the asset is available for immediate sale in its present condition and an active program to locate a buyer at a reasonable price has been initiated. The sale of these assets is generally expected to be completed within one year. Once it has been determined that assets meet the criteria to be classified as held for sale, and prior to classifying as such, the Company considers whether the assets are impaired and recognizes any impairment. Assets classified as held for sale are not depreciated. However, interest attributable to the liabilities associated with assets classified as held for sale and other related expenses are recorded as expenses in the Company’s consolidated statements of operations and comprehensive loss.

(v) Discontinued operations

The Company accounts for discontinued operations when there is a disposal of a component group or a group of components that represents a strategic shift that will have a major effect on the Company’s operations and financial results. The Company aggregates the results of operations for discontinued operations into a single line item in the consolidated statements of operations and comprehensive loss for all periods presented. General corporate overhead is not allocated to discontinued operations. See Note 7 for additional information.

(w) Non-controlling interest and redeemable non-controlling interest

The Company consolidates entities in which the Company has a controlling financial interest. The Company consolidates subsidiaries in which the Company holds, directly or indirectly, more than 50% of the voting rights, and VIEs in which the Company is the primary beneficiary. Non-controlling interests represent third-party equity ownership interests (including equity ownership interests held by certain VIEs) in the Company’s consolidated entities. Net income attributable to non-controlling interests is disclosed in the consolidated statement of operations and comprehensive loss.

Non-controlling interest is presented in mezzanine equity as redeemable non-controlling interest (“redeemable NCI”) when it is contingently redeemable and the contingency is not within the Company’s control. Redeemable NCI is initially recognized at fair value and is subsequently adjusted for the non-controlling interest’s share of net income or net loss. At the end of each reporting period, the Company determines the redemption amount and if the redemption amount is greater than the carrying value, the redeemable NCI is remeasured and changes are recognized immediately.

(x) Critical accounting estimates and judgments

The preparation of consolidated financial statements in conformity with GAAP requires the Company’s management to make judgments, estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements. Although these estimates are based on management’s best knowledge of the amount, event or actions, actual results may differ from those estimates. Estimates and judgments are continuously evaluated and are based on management’s experience and other factors, including expectations of future events that management considers to be reasonable.

Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

Variable interest entities

The Company assesses all variable interests in entities and uses judgment when determining if the Company is the primary beneficiary. Qualitative factors that are considered include decision-making responsibilities, the VIE capital structure, risk and rewards sharing, contractual agreements with the VIE, voting rights and the level of involvement of other parties. Refer to Note 27 for further details.

F-17

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

3. Significant accounting policies (continued)

(x) Critical accounting estimates and judgments (continued)

Business combinations

In determining the fair value of net identifiable assets acquired in a business combination, including any acquisition-related contingent consideration, estimates including market based and appraisal values are used. One of the most significant areas of judgment and estimation relates to the determination of the fair value of these assets and liabilities, including the fair value of contingent consideration, if applicable. If any intangible assets are identified, depending on the type of intangible asset and the complexity of determining its fair value, an independent external valuation expert may develop the fair value, using appropriate valuation techniques, which are generally based on a forecast of the total expected future net cash flows. These valuations are linked closely to the assumptions made by management regarding the future performance of the assets concerned and any changes in the discount rate applied.

In addition, management applies judgment in determining the amount, if any, that leases acquired in a business combination are off-market resulting in an adjustment to the right-of-use assets. In particular, management’s judgment is used in determining the premium over basic market rents that would be applied by a lessor where the leased premise is being used for cannabis-related businesses. Finally, determining whether amounts should be included as part of consideration requires judgment.

Leases

The Company applies judgment in determining whether a contract contains a lease and whether a lease is classified as an operating lease or a finance lease. The Company determines the lease term as the non-cancellable term of the lease, which may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. The lease term is used in determining classification between operating lease and finance lease, calculating the lease liability and determining the incremental borrowing rate.

The Company has several lease contracts that include extension and termination options. The Company applies judgment in evaluating whether it is reasonably certain to exercise the option to renew or terminate the lease. That is, it considers all relevant factors that create an economic incentive for it to exercise either the renewal or termination. After the commencement date of the lease, the Company reassesses the lease term if there is a significant event or change in circumstances that is within its control and affects its ability to exercise or not to exercise the option to renew or to terminate (e.g., construction of significant leasehold improvements or significant customization to the leased asset).

The Company is required to discount lease payments using the rate implicit in the lease if that rate is readily available. If that rate cannot be readily determined, the lessee is required to use its incremental borrowing rate. The Company generally uses the incremental borrowing rate when initially recording real estate leases. Information from the lessor regarding the fair value of underlying assets and initial direct costs incurred by the lessor related to the leased assets is not available. The Company determines the incremental borrowing rate of each lease by estimating the credit rating of the Company at the time the lease is recognized, referencing market yields corresponding to the credit rating and weighted average life of the lease, and factoring in other lease-specific factors such as assumed collateral.

Share-based compensation

In determining the fair value of share-based payments, the Company makes assumptions, such as the expected life of the award, the volatility of the Company’s share price, the risk-free interest rate, and the rate of forfeitures. Refer to Note 21 for further information.

Goodwill

Goodwill is tested for impairment annually and whenever events or changes in circumstances indicate that the carrying amount of goodwill may have been impaired. In order to determine that the value of goodwill may have been impaired, the Company performs a qualitative assessment to determine whether it is more-likely-than-not that the reporting unit’s fair value is less than its carrying value, indicating the potential for goodwill impairment. A number of factors, including historical results, business plans, forecasts and market data are used to determine the fair value of the reporting unit. Changes in the conditions for these judgments and estimates can significantly affect the assessed value of goodwill. Refer to Note 11 for further information.

F-18

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

3. Significant accounting policies (continued)

(x) Critical accounting estimates and judgments (continued)

Long-lived assets

Depreciation and amortization of property and equipment, right-of-use assets and intangible assets are dependent upon estimates of useful lives, which are determined through the exercise of judgment. The assessment of any impairment of these assets is dependent upon estimates of recoverable amounts that consider factors such as economic and market conditions and the useful lives of assets. The Company uses judgment in: (i) assessing whether there are impairment triggers affecting long-lived assets, (ii) determining the asset groups and (iii) determining the recoverable amount and if necessary, estimating the fair value. Refer to Notes 9, 10 and 11 for further information.

Fair value measurement

The Company uses valuation techniques to determine the fair value of financial instruments (where active market quotes are not available) and non-financial assets. This involves developing estimates and assumptions consistent with how market participants would price the instrument. The Company bases its assumptions on observable data as far as possible, but this is not always available. In that case, the Company uses the best information available.

Estimated fair values may vary from the actual prices that would be achieved in an arm’s length transaction at the reporting date. Refer to Note 30 for further information on recurring and non-recurring fair value measurements.

Deferred tax assets and uncertain tax positions

The Company recognizes deferred tax assets and liabilities based on the differences between the financial statement carrying amounts and the respective tax bases of its assets and liabilities. The Company measures deferred tax assets and liabilities using current enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to reverse. The Company routinely evaluates the likelihood of realizing the benefit of its deferred tax assets and may record a valuation allowance if, based on all available evidence, it determines that some portion of the tax benefit will not be realized.

In evaluating the ability to recover deferred tax assets within the jurisdiction from which they arise, the Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax-planning strategies and results of operations. In projecting future taxable income, the Company considers historical results and incorporates assumptions about the amount of future state, federal and foreign pretax operating income adjusted for items that do not have tax consequences. The Company’s assumptions regarding future taxable income are consistent with the plans and estimates that are used to manage its underlying businesses. In evaluating the objective evidence that historical results provide, the Company considers three years of cumulative operating income/(loss). The income tax expense, deferred tax assets and liabilities and liabilities for unrecognized tax benefits reflect the Company’s best assessment of estimated current and future taxes to be paid. Deferred tax asset valuation allowances and liabilities for unrecognized tax benefits require significant judgment regarding applicable statutes and their related interpretation, the status of various income tax audits and the Company’s particular facts and circumstances. Although the Company believes that the judgments and estimates discussed herein are reasonable, actual results, including forecasted COVID-19 business recovery, could differ, and the Company may be exposed to losses or gains that could be material. To the extent the Company prevails in matters for which a liability has been established or is required to pay amounts in excess of the established liability, the effective income tax rate in a given financial statement period could be materially affected.

(y) Accounting standards adopted

Debt with conversion options and other options

In August 2020, the FASB issued ASU 2020-06, Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”), which is intended to address issues identified as a result of the complexity associated with applying GAAP for certain financial instruments with characteristics of liabilities and equity. The Company adopted ASU 2020-06 effective January 1, 2022, and such adoption did not have a material effect on its consolidated financial statements.

F-19

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

3. Significant accounting policies (continued)

(y) Accounting standards adopted (continued)

Leases

The FASB issued ASU 2016‑02 Leases (ASC 842) (“ASC 2016-02”) which modifies the classification criteria and requires lessees to recognize right‑of‑use assets and lease liabilities arising from most leases on the balance sheet with additional disclosures about leasing arrangements. The effective date was subsequently amended by ASU 2021-05 for non-public business entities to be effective for fiscal years beginning after December 31, 2021, with earlier application permitted.

The Company elected to early adopt ASC 842 in accordance with the transition provisions of ASU 2016-02, with a date of initial application of January 1, 2021. The Company had no leases until it acquired subsidiaries in the business combination discussed in Note 26. As a result, there was no impact on its consolidated financial statements.

Income taxes

In December 2019, the FASB issued ASU 2019-12, Income Taxes - Simplifying the Accounting for Income Taxes (ASC 740) (“ASU 2019-12”), which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. The standard is effective for non-public business entities for annual reporting periods beginning after December 15, 2021, with early adoption permitted for periods for which financial statements have not yet been made available for issuance. The Company elected to early adopt ASU 2019-12 effective January 1, 2021, in accordance with its transition provisions. The adoption did not have a material effect on its consolidated financial statements.

Investments

In January 2020, the FASB issued ASU 2020-01, Investments - Equity Securities (Topic 321), Investments - Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (“ASU 2020-01”), which is intended to clarify the interaction of the accounting for equity securities under Topic 321 and investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. ASU 2020-01 is effective for the non-public business entities for fiscal years beginning after December 15, 2021, with early adoption permitted for periods for which financial statements have not yet been made available for issuance. The Company elected to early adopt ASU 2020-01 effective January 1, 2021, in accordance with its transition provisions. The adoption did not have a material effect on its consolidated financial statements.

(z) Accounting standards issued but not yet effective

Allowance for credit losses

In September 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. This guidance was subsequently amended by ASU 2018-19, Codification Improvements, ASU 2019- 04, Codification Improvements, ASU 2019-05, Targeted Transition Relief, ASU 2019-10, Effective Dates, and ASU 2019-11, Codification Improvements. These ASUs are effective for Smaller Reporting Companies for fiscal years beginning after December 15, 2022, including interim periods therein. The adoption of this ASU is currently not expected to have a material impact on the consolidated financial statements.

Business combinations

In October 2021, the FASB issued ASU 2021-08, Business Combinations (Topic 805) – Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”). The amendments in this update require contract assets and contract liabilities acquired in a business combination to be recognized and measured by the acquirer on the acquisition date in accordance with Topic 606, Revenue from Contracts with Customers, as if it had originated the contracts. Under the current business combinations guidance, such assets and liabilities are recognized by the acquirer at fair value on the acquisition date. These ASUs are effective for Smaller Reporting Companies for fiscal years beginning after December 15, 2023, including interim periods therein. This ASU is currently not expected to have a material impact on the consolidated financial statements.

The Company considers the applicability and impacts of all ASUs. All other ASUs were assessed and determined to be either not applicable or are not expected to have a material impact on the consolidated financial statements.

F-20

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

4. Inventory

	December 31, 2022	December 31, 2021
Packaging supplies	$2,109,465	$2,784,846
Biological assets	22,844	1,371,749
Raw materials	48,936	2,009,754
Work in progress	227,936	1,969,696
Finished goods	6,318,677	14,060,936
	$8,727,858	$22,196,981

During the year ended December 31, 2022, the Company recorded write-downs of $6,092,705 (December 31, 2021 - $5,949,741) on inventory which is included in cost of sales.

5. Notes and other receivables, net

	December 31, 2022	December 31, 2021
Upfront payment (i)	$5,650,000	$5,650,000
Prepayment (i)	1,490,000	1,490,000
Promissory note receivables (ii)	627,803	543,560
Other receivable (iii)	-	1,200,000
Total notes receivable	7,767,803	8,883,560
Less allowance for credit losses (i)	(7,140,000)	(4,150,943)
Total notes receivable	627,803	4,732,617
Note receivable – current portion	108,957	4,732,617
Note receivable- non-current	$518,846	$-

(i)

In May 2021, the Company entered into a series of arrangements to obtain the rights to four acres of land that is licensed for outdoor grow (the “Arrangement”). The purchase price for the Arrangement was $6,000,000 in cash (subject to holdbacks), shares with an estimated value of $2,500,000 to be issued when the transaction closes and up to 1,309,263 shares subject to earnouts. The upfront payment of $5,650,000, net of holdbacks of $350,000, is secured by a non-interest-bearing promissory note. The Company also entered into a cultivation and supply agreement for a period of three years, with the option to extend for two additional one-year terms under the same contractual terms. As part of the agreement, the Company has a minimum purchase commitment of 12,000 lbs per growing period of conforming cannabis as defined in the cultivation and supply agreement, equal to approximately $3,500,000.

The closing of the transaction was dependent on the satisfaction of various conditions, which were not met by the second quarter of 2022 as required by the Arrangement. Further, the counterparty was unable to produce sufficient quantities of biomass that met both the Company’s standards and the requirements of the cultivation supply agreements, resulting in an overpayment of amounts prepaid under the Arrangement of $1,490,000 (“Prepayment”). The Company has provided notice of termination of the Arrangement and requested that the counterparty present an acceptable restructure to the arrangements and/or a payback plan for the Upfront payment. The counterparty has contested certain of the Company’s positions and has claimed an inability to pay the owed cash amounts. The Company recorded an allowance for credit losses of $5,650,000 (December 31, 2021 - $2,660,943) related to the Upfront payment and $1,490,000 related to the Prepayment (December 31, 2021- $1,490,000).

(ii)

During the year ended December 31, 2022, the Company entered into a sale-leaseback arrangement. In partial consideration of the arrangement, the Company received a promissory note for $500,000 which is payable over five years. The fair value of the promissory note on initial recognition was $389,816. The balance as at December 31, 2022 related to this promissory note, including accrued interest, is $423,484. Refer to Note 10.

During the year ended December 31, 2022, the Company issued a promissory note for $200,000. The note is unsecured, bearing interest at 10% per annum and payable in full maturity, July 1, 2024. The balance as at December 31, 2022 related to this promissory note, including accrued interest, is $204,319.

During the year ended December 31, 2021, the Company disposed of its non-THC business. As part of the proceeds received, the Company entered into a promissory note. The note is unsecured, bearing interest at 2% per annum and payable in 5 equal quarterly instalments beginning on July 31, 2021. The balance as at December 31, 2022 related to this promissory note is $nil (December 31, 2021- $543,560). During the year ended December 31, 2022, the Company received $559,318 in payments (December 31, 2021 - $374,984).

F-21

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

5. Notes and other receivables, net (continued)

(iii)

During the year ended December 31, 2021, the Company was successful in a legal matter and agreed to a settlement of $2,200,000, of which $1,000,000 was received prior to December 31, 2021. The remaining settlement was received in full by December 2022.

6. Prepaid expenses and other current assets

	December 31, 2022	December 31, 2021
Prepaid expenses	$51,456	$109,929
Prepaid insurance	771,752	1,560,840
Prepaid inventory	89,386	2,188,881
Prepaid rent	54,160	650,000
Other prepaid assets	1,357,586	1,386,238
Indemnification assets	6,044,155	6,044,155
	$8,368,495	$11,940,043

7. Assets held for sale and discontinued operations

The following table outlines the carrying amounts of major classes of assets and liabilities included in disposal groups:

	December 31, 2022 Assets held for sale (a)	December 31, 2021 Discontinued operations (b)
Current assets of disposal groups classified as held for sale
Inventory	$-	$5,042,670
Right-of-use assets - operating	1,240,211	-
Intangible assets	11,443,681	-
Total carrying value of current assets	12,683,892	5,042,670
Impairment recognized on classification as held for sale	(6,581,128)	-
Total current assets	$6,102,764	$5,042,670

Non-current assets of disposal groups classified as held for sale
Right-of-use asset	$-	$701,439
Property and equipment	-	887,795
Intangible assets	-	9,555,020
Total non-current assets	$-	$11,144,254

Total assets of disposal groups	$6,102,764	$16,186,924

Current liabilities of disposal groups classified as held for sale
Operating lease liability – current portion	$1,309,077	$264,044
Total current liabilities	$1,309,077	$264,044

Non-current liabilities of disposal groups classified as held for sale
Operating lease liability	$-	$644,219
Total non-current liabilities	$-	$644,219

Total liabilities of disposal groups	$1,309,077	$908,263

(a) Assets held for sale

During the year ended December 31, 2022, the Company became committed to plans to sell four licenses and transfer certain right of use asset and lease liabilities related to the licenses. Prior to reclassification to assets held for sale, the assets were tested for impairment. As a result, the cost bases of the asset groups were written down to $4,793,687 resulting in an impairment loss of $6,815,904 on intangible assets which is included in impairment in net loss from continuing operations. Of the impairment recognized, $6,581,128 relates to assets that continue to be held for sale as at December 31, 2022.

F-22

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

7. Assets held for sale and discontinued operations (continued)

(b) Discontinued operations

On October 31, 2022, the Company sold its wholly owned subsidiary, SISU Extractions LLC (“SISU”) for $316,005 cash and in addition, the purchaser agreed to enter into a multi-strategic supply agreement providing the Company the right, but not the obligation, to purchase cannabis oil and flower brokerage services for a period of 24 months on preferred terms. The disposition of the operations represented a major strategic shift in the business and met the criteria of discontinued operations. The Company has re-presented the December 31, 2021 consolidated balance sheet and consolidated statement of operations and comprehensive loss.

Summarized results of the discontinued operations were as follows:

	December 31, 2022	December 31, 2021
Sales, net of discounts	$23,898,318	$93,489,940
Cost of sales	23,002,763	86,275,537
Gross profit	895,555	7,214,403

Impairment loss	-	(78,818,403)
Operating expenses	(5,522,335)	(13,028,989)
Loss from operations	(4,626,780)	(84,632,989)

Other expense	(119,247)	(27,260)
Income tax expense	(341,381)	(4,045,615)

Loss from discontinued operations, net of income tax	$(5,087,408)	$(88,705,864)

Loss from disposal of discontinued operations, net of income tax recovery of $8,856,409	$(151,971)	$-

8. Investments

	Marketable securities	Non-marketable securities	Available for sale securities	Other	Total
Balance, December 31, 2020	$-	$-	$-	$-	$-
Acquired in the period	2,159,514	591,545	1,000,000	-	3,751,059
Interest income	-	-	48,028	-	48,028
Change in fair value	(1,299,018)	-	-	-	(1,299,018)
Balance, December 31, 2021	$860,496	$591,545	$1,048,028	$-	$2,500,069

Acquired in the period	-	-	-	150,000	150,000
Interest income	-	-	80,000	-	80,000
Change in fair value and credit loss	(556,444)	-	(391,369)	-	(947,813)
Dispositions	(304,052)	-	-	-	(304,052)
Balance, December 31, 2022	$-	$591,545	$736,659	$150,000	$1,478,204

F-23

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

9. Property and equipment

	December 31, 2022	December 31, 2021
Gross carrying amounts
Leasehold improvements	$16,444,132	$13,726,734
Production equipment	2,261,005	2,500,473
Furniture and fixtures	871,689	858,859
Vehicles	333,325	425,886
Office equipment	933,634	1,030,216
Building	-	6,549,489
	20,843,785	25,091,657

Accumulated depreciation
Leasehold improvements	(3,646,995)	(1,724,692)
Production equipment	(1,176,720)	(671,688)
Furniture and fixtures	(373,634)	(196,124)
Vehicles	(103,069)	(51,573)
Office equipment	(397,283)	(206,244)
Building	-	(81,866)
	(5,697,701)	(2,932,187)

Property and equipment, net	$15,146,084	$22,159,470

The Company recorded depreciation expense related to continuing operations of $3,089,011 year ended December 31, 2022 (December 31, 2021 - $1,831,071).

As at December 31, 2022, the Company has leasehold improvements of $699,259 (December 31, 2021 - $966,192) in progress which are not available for use and therefore not depreciated.

10. Leases

The Company leases real estate used for dispensaries, production plants, and corporate offices. Lease terms for real estate generally range from 1 to 14.75 years. Most leases include options to renew for varying terms at the Company’s sole discretion. Certain leases include escalation clauses or payment of executory costs such as property taxes, utilities, or insurance and maintenance. Rent expense for leases with escalation clauses is accounted for on a straight-line basis over the lease term. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

The following table provides the components of lease cost:

	December 31, 2022	December 31, 2021
Operating lease costs	$6,857,552	$4,507,630
Short term lease expense	1,210,853	139,603
Lease expense	8,068,405	4,647,233

Finance lease cost:
Amortization of lease assets	1,568,759	1,619,093
Interest on lease liabilities	4,479,732	4,515,112
Finance lease cost	6,048,491	6,134,205

Total lease costs	$14,116,896	$10,781,438

The Company recorded operating lease sublease income of $704,697 for the year ended December 31, 2022 (December 31, 2021 - $222,787) included in other income on the consolidated statements of operations and comprehensive loss.

Other information related to operating and finance leases as of and for the year ended December 31, 2022 are as follows:

	Operating Lease	Finance Lease
Weighted average discount rate	11.89%	13.02%
Weighted average remaining lease term (in years)	9.01	14.75

F-24

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

10. Leases (continued)

Cash paid for amounts included in the measurement of lease liabilities:

	December 31, 2022	December 31, 2021
Operating cash flows from operating leases	$6,707,387	$4,836,963
Financing cash flows from finance lease	4,490,443	4,385,528

The maturity of the contractual undiscounted lease liabilities as of December 31, 2022:

	Operating Lease	Finance Lease

2023	$5,521,022	$4,625,156
2024	5,002,948	4,763,910
2025	5,139,443	4,906,828
2026	5,288,213	5,054,033
2027	4,775,402	5,205,654
Thereafter	18,295,466	59,679,244
Total undiscounted lease liabilities	44,022,494	84,234,825
Interest on lease liabilities	16,863,505	47,460,111
Total present value of minimum lease payments	27,158,989	36,774,714
Lease liability – current portion	2,355,174	156,184
Lease liability	$24,803,815	$36,618,530

Additional information on the right-of-use assets is as follows:

	Operating lease	Finance lease

Gross carrying amount
Balance, December 31, 2021	$30,099,933	$26,258,698

Measurement period adjustment (Note 27)	411,322	-
Additions (i)	2,163,935	-
Disposals	(1,882,008)	-
Impairment (Note 18)	(5,162,379)	-
Termination of lease	(218,157)	-
Lease extension	3,518,350	-
Adjustment for lease term	(615,481)	-
Transfer to assets held for sale (Note 7)	(1,763,717)	-
Balance, December 31, 2022	$26,551,798	$26,258,698

Depreciation
Balance, December 31, 2021	$2,437,086	$1,619,093
Transfer to assets held for sale (Note 7)	(271,201)	-
Additions	3,696,827	1,568,759
Balance, December 31, 2022	$5,862,712	$3,187,852

Carrying amount December 31, 2022	$20,689,086	$23,070,846
Carrying amount December 31, 2021	$27,662,847	$24,639,605

The Company capitalized $704,732 of amortization to inventory for the year ended December 31, 2022 (December 31, 2021 - $1,350,735).

(i) During the year ended December 31, 2022, the Company entered into a sale-leaseback arrangement whereby it sold its building for $6,500,000 less closing costs and entered into a lease with the buyer for a non-cancellable period of five years with the option to extend the lease for three additional five-year periods. The Company received $6,000,000 upfront and received a promissory note for $500,000 which is payable over five years. The fair value of the promissory note on initial recognition was $389,816. The Company recorded a loss on sale which is included in loss on disposal of assets on the consolidated statement of comprehensive operations and loss and was calculated as follows:

Sale price	$6,389,816
Selling costs	(230,960)
Carrying value of building	(6,413,329)
Loss on disposal of asset	$(254,473)

F-25

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

10. Leases (continued)

(ii) During the year ended December 31, 2022, the Company terminated one of its leases early by agreeing to pay the lessor $200,000 upon termination and issuing a promissory note for $950,000 due January 2, 2023. The fair value of the promissory note on initial recognition was $931,103. The Company recorded a loss on termination of $41,074 which is included in other income in the consolidated statement of operations and comprehensive loss.

During the year ended December 31, 2022, the Company terminated three of its leases, two of which had no termination penalties and one with a $350,000 termination penalty accrued at year end and additional expense of $162,500 related to prepaid rent for total additional expense of $512,500. The Company recorded a total gain on terminations of $158,880 which is included in other income in the consolidated statement of operations and comprehensive loss.

11. Goodwill and intangible assets

	December 31, 2022	December 31, 2021
Opening gross goodwill	607,413,242	-
Acquired in the Qualifying Transaction (Note 26)	-	570,307,290
Acquired in other business combinations (Note 27)	-	45,666,784
Measurement period adjustment (Note 27)	(22,633,099)	-
Disposals	(35,000)	(8,560,832)
	584,745,143	607,413,242

Opening accumulated impairment	(563,361,597)	-
Impairment non-THC business (Note 18)	-	(5,555,437)
Impairment (Note 18)	(21,418,546)	(563,361,597)
Disposals	35,000	5,555,437
	(584,745,143)	(563,361,597)

Goodwill, net	$-	$44,051,645

Intangible assets gross carrying amounts (i)
License	82,563,527	112,161,292
Brand	50,400,559	116,700,360
Customer relations	2,920,000	2,920,000
	135,884,086	231,781,652

Intangible assets accumulated amortization
License	(26,654,299)	(13,620,757)
Brand	(9,218,821)	(5,264,606)
Customer relations	(632,868)	(308,424)
	(36,505,988)	(19,193,787)

Intangible assets, net	$99,378,098	$212,587,865

The Company recorded amortization expense related to continuing operations of $22,842,919 during the year ended December 31, 2022 (December 31, 2021 - $19,226,357).

(i)

During the year, the Company recognized an increase in intangible assets of $31,673,000 as a result of measurement period adjustments related to business combinations, refer to Note 27. In addition, the Company recognized a decrease of $97,169,997 as a result of impairment, refer to Note 18.

The following table outlines the estimated future annual amortization expense as of December 31, 2022:

Estimated Amortization
2023	$(7,257,882)
2024	(7,191,983)
2025	(7,191,983)
2026	(7,191,983)
2027	(7,174,094)
Thereafter	(63,370,173)
$(99,378,098)

F-26

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

12. Accounts payable and accrued liabilities

	December 31, 2022	December 31, 2021
Trade payables	$4,249,794	$8,390,991
Other accrued expenses	4,872,988	7,288,466
Accrued payroll expenses	2,666,974	1,326,493
Accrued severance expenses	692,220	1,331,365
Accrued income and other taxes	9,974,817	19,062,306
Goods received but not yet invoiced	2,103,566	4,225,696
	$24,560,359	$41,625,317

13. Long term strategic contracts

(i) Marketing Agreement (“MA”)

The Company had engaged a third-party for strategic and promotional services. During the year ended December 31, 2021, the Company issued 2,376,425 common shares in settlement of the initial $25,000,000. As the shares vested immediately, the full amount of the $25,000,000 was recognized as an expense in operating expenses during the year ended December 31, 2021.

The Company was obligated to issue shares to the value of $1,875,000 quarterly over the second and third year of the contract. During year ended December 31, 2022, the Company issued 7,355,453 common shares to settle the first year of quarterly payments. These common shares are restricted under applicable US securities laws.

The Company recognized an expense of $3,718,402 during the year ended December 31, 2022 (December 31, 2021 - $5,166,666) in operating expenses as a sales and marketing expense. As of December 31, 2022, the cash-settled liability is $nil (December 31, 2021 - $5,166,666).

(ii) Brand Strategy Agreement (“BSA”)

The Company was party to the BSA, whereby the Company received the services of Shawn C. Carter p/k/a JAY-Z’s related promotion and advertising for the remaining non-cancellable period of 5 years. The Company was committed to settle $21,500,000 in either cash or common shares at the option of the counterparty over the remaining non-cancellable period. The Company was recognizing the cost associated with the arrangement over the same period it was receiving services.

During the year ended December 31, 2022, the Company recognized an expense of $4,416,667 (December 31, 2021 - $4,183,565) in operating expenses related to this arrangement. and $nil in accounts payable and accrued liabilities as of December 31, 2022 (December 31, 2021 - $2,183,565). During the year ended December 31, 2022, the Company made a cash payment of $3,000,000 (December 31, 2021 - $nil).

On December 29, 2022, the Company entered into modification agreements (the "Modification Agreements") to restructure the relationship between the Company and the counterparties to the above contracts. Refer to Note 22.

14. Income taxes

Net income (loss) from continuing operations before income taxes was generated as follows:

	December 31, 2022	December 31, 2021

Domestic - Canada	$(23,940,689)	$165,628,760
Foreign – outside of Canada	(228,726,498)	(670,373,397)
	$(252,667,187)	$(504,744,637)

F-27

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

14. Income taxes (continued)

Income tax (recovery) expense is comprised of the following:

	December 31, 2022	December 31, 2021
Current tax expense
Domestic – Canada	$-	$-
Foreign – outside of Canada	17,358,657	(827,758)
	17,358,657	(827,758)

Deferred tax recovery
Domestic – Canada	-	-
Foreign – outside of Canada	(32,326,436)	(5,590,409)
	(32,326,436)	(5,590,409)

Income tax recovery	$(14,967,779)	$(6,418,167)

A reconciliation of income taxes at the statutory rate with the reported taxes is as follows.

	December 31, 2022	December 31, 2021

Loss before tax	$(252,667,187)	$(504,744,637)
Statutory income tax rate	21%	21%
Income tax recovery based on statutory rate	(53,060,109)	(105,996,374)

Increase (decrease) resulting from:
§280E permanent adjustment	22,073,497	22,558,050
Impairment	7,179,876	159,241,026
Share-based compensation expense	149,863	4,128,200
Fair value change of contingent consideration	-	(62,150,629)
Non-taxable items	(225,201)	(1,286,100)
Change in valuation allowance	35,376,675	25,812,740
Other	115,792	(647,879)
Effect of state income taxes	(25,141,653)	(58,081,560)
Tax rate differences and tax rate changes	(1,436,519)	10,004,359
Income tax expense	$(14,967,779)	$(6,418,167)

Deferred taxes result from the temporary differences between financial reporting carrying amounts and the tax basis of existing assets and liabilities. The table below summarizes the principal components of the deferred tax assets (liabilities) as follows:

	December 31, 2022	December 31, 2021
Deferred tax assets
Loss carryforwards	$64,992,935	$25,917,608
Tangible assets	-	1,148,865
Intangible assets	-	5,883,006
Financing costs	3,343,107	5,194,236
Marketing prepaid	2,250,000	4,500,000
Cash settled share-based payments	-	1,395,000
Other	3,728,027	3,176,964
Deferred tax assets	74,314,069	47,215,679
Valuation allowance	(66,459,411)	(32,392,015)
Net deferred tax asset	7,854,658	14,823,664

Deferred tax liabilities
Intangible assets	(28,827,287)	(58,294,219)
Other	-	(377,311)
Deferred tax liabilities	(28,827,287)	(58,671,530)
Deferred tax assets	7,854,658	14,823,664
Net deferred tax liability	$(20,972,629)	$(43,847,866)

F-28

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

14. Income taxes (continued)

Deferred income taxes have not been recorded on the basis differences for investments in consolidated subsidiaries as these basis differences are indefinitely reinvested or will reverse in a non-taxable manner. Quantification of the deferred income tax liability, if any, associated with indefinitely reinvested basis differences is not practicable.

A valuation allowance has been taken against the California deferred tax assets of $26,865,066. In addition, a valuation allowance of $10,750,005 has been taken against the federal deferred tax assets relating to net operating losses that might not be available. A valuation allowance has been taken against the Canadian deferred tax assets of $28,844,340.

As at December 31, 2022, the Company has Canadian federal and provincial non-capital loss carryforwards of $84,406,384 (December 31, 2021 - $44,402,766). The Canadian non-capital loss carryforwards expire between 2039 and 2042.

As at December 31, 2022, the Company has the following U.S. federal and state losses carried forward available to reduce future years' taxable income, which losses expire as follows:

	Federal	State and Local	Total
2034	$-	48,671	$48,671
2035	-	3,382,027	3,382,027
2036	-	8,787,634	8,787,634
2037	-	12,061,282	12,061,282
2038	-	31,194,997	31,194,997
2039	-	64,493,970	64,493,970
2040	-	54,470,985	54,470,985
2041	-	74,068,585	74,068,585
2042		102,053,042	102,053,042
Indefinite	53,398,098	-	53,398,098
	$53,398,098	$350,561,193	$403,959,291

Section 280E of the U.S. Internal Revenue Code (“IRC”) prohibits businesses engaged in the trafficking of Schedule I or Schedule II controlled substances from deducting normal business expenses, such as payroll and rent, from gross income (revenue less cost of goods sold). Section 280E was originally intended to penalize criminal market operators, but because cannabis remains a Schedule I controlled substance for Federal purposes, the Internal Revenue Service (“IRS”) has subsequently applied Section 280E to state-legal cannabis businesses. Cannabis businesses operating in states that align their tax codes with the IRC are also unable to deduct normal business expenses from taxable income subject to state taxes.

The non-deductible expenses shown in the effective rate reconciliation above is comprised primarily of the impact of applying IRC Section 280E to the Company's businesses that are involved in selling cannabis, along with other typical non-deductible expenses such as lobbying expenses. As the application and IRS interpretations on Section 280E continue to evolve, the impact of this cannot be reliably estimated. Any changes to the application of Section 280E may have a material effect on the Company’s consolidated financial statements

The statute of limitations on tax returns for the IRS and California Franchise Tax Board are 3 and 4 years respectively. Net operating losses remains open for examination beyond these statute of limitations for both the IRS and California Franchise Tax Board.

Utilization of net operating loss carryforwards may be subject to limitations in the event of a change in ownership as defined under U.S. IRC Section 382, and similar state provisions. An "ownership change" is generally defined as a cumulative change in the ownership interest of significant shareholders of more than 50 percentage points over a three-year period. The Company experienced ownership change during 2017. Such ownership change could result in a limitation of the Company's ability to reduce future income by net operating loss carryforwards. A formal Section 382 study has not been prepared, so the exact effects of the ownership change are not known at this time. The deferred tax assets include net operating losses of the Company as of the conversion date to a C corporation.

In March 2020, the U.S. federal government enacted the Coronavirus Aid, Relief, and Economic Security Act (the “Act”). The Act, among other provisions, reinstates the ability of corporations to carry net operating losses back to the five preceding tax years, has increased the excess interest limitation on modified taxable income from 30 percent to 50 percent. The Company has made a reasonable estimate of the effects on existing deferred tax balances and has concluded that the Act has not had a significant on the deferred tax balances.

F-29

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

14. Income taxes (continued)

The Company operates in a number of tax jurisdictions and is subject to examination of its income tax returns by tax authorities in those jurisdictions who may challenge any item on these returns. Because the tax matters challenged by tax authorities are typically complex, the ultimate outcome of these challenges is uncertain. The Company recognizes the benefit of uncertain tax positions in the consolidated financial statements after determining that it is more-likely-than-not the uncertain tax positions will be sustained.

The Company has recorded a reserve for an uncertain tax positions in accrued income and other taxes within accounts payable and accrued liabilities and corresponding indemnification assets of $6,044,155 within prepaids related to acquisitions, refer to Notes 26 and 27. A continuity of the reserve for uncertain tax positions is presented below:

	December 31, 2022	December 31, 2021
Opening, balance	$7,071,735	$-
Acquired in a business combination	-	8,881,814
Current year additions	9,466,028	-
Reclass to payables for positions no longer uncertain	(653,616)	-
Settlements with taxing authorities	(1,494,837)	(1,810,079)
Balance, December 31	$14,389,310	$7,071,735

The Company intends to be treated as a U.S. corporation for U.S. federal income tax purposes under section 7874 of the U.S. IRC and is expected to be subject to U.S. federal income tax on its worldwide income. However, the Company is expected, regardless of any application of section 7874 of the U.S. IRC, to be treated as tax resident of Canada for Canadian income tax purposes. Accordingly, the Company is subject to taxation both in Canada and the U.S.

15. Redeemable non-controlling interest

The following table explains the movement in redeemable NCI during the year ended December 31, 2022:

	Coastal Holding (a)	Varda Inc. (b)	Calma (c)	Total
Balance, December 31, 2021	$35,307,459	$4,648,928	$1,500,000	$41,456,387
Net (loss) income attributable to redeemable non-controlling interest	(354,963)	48,010	-	(306,953)
Redeemed	(34,952,496)	(4,696,938)	(1,500,000)	(41,149,434)
Balance, December 31, 2022	$-	$-	$-	$-

a)

The Company was obligated to acquire 100% of the equity in Coastal Holding when the transaction legally closed, which was contingent upon various conditions. The transaction legally closed on November 14, 2022 and was settled by issuing $3,750,000 of cash, assuming $150,000 of liabilities, and issuing 24,796,902 common shares of the Company’s subsidiary, Coast L Acquisition Corp (“Coast L”). Each Coast L share is exchangeable at any time on a one-for-one basis into common shares of the Company. As at December 31, 2022, no shares have been exchanged.

b)

The Company was obligated to acquire the remaining 90.5% of Varda Inc. when regulatory approval was received for the license to transfer. On June 20, 2022, regulatory approval was received and as a result the associated redeemable NCI was redeemed for $4,680,000 of cash. Refer to Note 27.

c)

The Company was obligated to acquire the Class A shares of Calma when regulatory approval was received for the license to transfer. During the year ended December 31, 2022, the Company issued 1,762,425 common shares to redeem the Calma NCI.

F-30

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

16. Shareholders’ equity

Common shares

a) Authorized

The Company is authorized to issue an unlimited number of common shares with no par value.

b) Common shares issued

Number of common shares
Balance December 31, 2021	97,065,092
(i) Shares issued to settle contingent consideration	305,325
(ii) Shares issued to settle contingent consideration	255,040

Shares issued for Marketing Arrangement (Note 13)	7,355,453
Shares issued for vested RSUs and PSUs (Note 21)	773,848
Shares issued for acquisition of Calma (Note 27)	1,762,425
Shares returned to Treasury	(850)
Balance, December 31, 2022	107,516,333

(i)

During the year ended December 31, 2022, the Company issued 305,325 common shares related to contingent consideration in the acquisition of Caliva. The common shares were included in shares to be issued as at December 31, 2021.

(ii)

During the year ended December 31, 2022, the Company issued 255,040 common shares related to contingent consideration in the acquisition of LCV. The common shares were issued as the related contingency was resolved.

The Company has reserved 24,796,902 common shares to be issued in exchange for shares of its subsidiary, Coast L Acquisition Corp. Refer to Note 15.

On January 28, 2022, the Company announced a voluntary extension of the lock-up agreements with certain members of the Company’s leadership team and the entire board of directors, covering over approximately 34,000,000 issued and outstanding common shares. Pursuant to the lock-up agreements, each counterparty has agreed that, subject to certain exceptions, they will not, without the written consent of the Company, among other things, assign or dispose of any of their locked-up shares until January 28, 2023.

Number of common shares
Balance, December 31, 2020	-
(i) Conversion of Class B shares	14,655,547
(ii) Shares issued in a private placement	6,313,500
(iii) Conversion of Class A restricted voting shares	31,407,336
(iv) Shares issued to extinguish liabilities in the Qualifying Transaction	336,856
(v) Shares issued for the Qualifying Transaction	42,891,175
(vi) Contingent shares issued in the Qualifying Transaction	25,000
(vii) Share repurchases under repurchase agreements	(1,725,000)
(viii) Share repurchases under normal course issuer bids	(157,600)
(ix) Shares issued for contingent consideration	24,584
(x) Shares issued for acquisition of Calma	458,898

Shares issued for Marketing Service Agreement (Note 13)	2,376,425
Shares issued for vested RSUs (Note 21)	455,058
Shares issued for options exercised (Note 21)	3,313
Balance, December 31, 2021	97,065,092

(i)	Class B shares were converted into 14,655,547 common shares upon the closing of the Qualifying Transaction.
(ii)

On January 15, 2021, the Company closed a private placement of 6,313,500 shares for subscription receipts and Class A restricted voting shares for consideration of $63,135,000 (Note 26). The subscription receipts and Class A restricted voting shares converted to common shares upon the closing of the Qualifying Transaction.

(iii)

Upon the closing of the Qualifying Transaction, 31,407,336 Class A restricted voting shares were converted into common shares of the Company. The remaining 26,092,664 Class A restricted voting shares were redeemed for cash of $264,318,686.

(iv)	The Company issued 336,856 common shares to settle a liability on behalf of SISU as part of the Qualifying Transaction.

F-31

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

16. Shareholders’ equity (continued)

(v)

On January 15, 2021, the Company acquired Caliva and OGE, LCV and SISU as part of the Qualifying Transaction (Note 26). During the year ended December 31, 2021, the Company issued 42,891,175 common shares related to this transaction.

(vi)	During the year ended December 31, 2021, the Company settled a portion of the contingent shares to be issued as part of the Qualifying Transaction and issued 25,000 common shares.
(vii)	During the year ended December 31, 2021, the Company repurchased 1,725,000 common shares under the share repurchase agreements (Note 17).

Common shares (continued)

(viii)

During the year ended December 31, 2021, the Neo Exchange Inc. accepted the Company’s notice of intention to commence Normal Course Issuer Bids (“NCIBs”) for the Company’s common shares and warrants. Pursuant to the NCIBs, the Company may repurchase on the open market (or as otherwise permitted), up to 4,912,255 common shares and 1,791,875 warrants, representing approximately 5% of the issued and outstanding of each of the common shares and the warrants subject to the normal terms and limitations of such bids and an aggregate cap of $25,000,000. Any common shares or warrants purchased under the NCIB will be cancelled. The NCIBs were effective on August 18, 2021 and end on the earlier of (i) August 17, 2022, (ii) $25,000,000 of purchases under the Bids, and (iii) the completion of purchases under the applicable Bid. As at December 31, 2021, the Company repurchased 157,600 common shares under this program for $603,165.

(ix)

During the year ended December 31, 2021, the Company issued 24,584 common shares related to contingent consideration in the acquisition of LCV. The common shares were issued as the related contingency was resolved.

(x)	On October 1, 2021, the Company acquired Calma (Note 27) and issued 458,898 common shares.

During the year ended December 31, 2021, and in conjunction with the closing of the Qualifying Transaction described in Note 26, certain shareholders entered into a Lockup and Forfeiture Agreement (the “First Lockup Agreement”), that generally restricted their ability to transfer or trade their shareholdings for a period of nine-months. The trade and transfer restriction period ended on July 15, 2021.

In accordance with the First Lockup Agreement, certain shareholders also agreed to forfeit up to 5,430,450 common shares of the Company upon the third anniversary of the Qualifying Transaction if certain trading targets are not met.

One-third of such common shares will cease to be subject to forfeiture if the 20-Day VWAP of the common shares is equal to or exceeds $13.00, an additional one-third will cease to be subject to forfeiture if the 20-Day VWAP of the common shares is equal to or exceeds $17.00 and an additional one-third will cease to be subject to forfeiture if the 20-Day VWAP of the common shares is equal to or exceeds $21.00.

On July 28, 2021, the Company entered into lock-up agreements (the “Second Lockup Agreements”) with certain members of the Company's leadership team and the entire board of directors covering over approximately 33,000,000 issued and outstanding common shares. Pursuant to the Second Lockup Agreements, each counterparty has agreed that, subject to certain exceptions, they would not, without the written consent of the Company, sell, pledge, grant any option, right or warrant for the sale of or otherwise lend, transfer, assign or dispose of any of their locked-up shares until January 28, 2023.

Class B shares

a) Authorized

The Company is authorized to issue an unlimited number of Class B shares with no par value.

b) Class B shares issued

No Class B shares issued during the year ended December 31, 2022.

Number of Class B shares
Balance, December 31, 2020	15,218,750
Conversion of Class B shares	(14,655,547)
Founders’ shares forfeited	(563,203)
Balance, December 31, 2021	-

Pursuant to the First Lockup Agreement, the Sponsor also forfeited 563,203 common shares to the Company for cancellation on closing of the Qualifying Transaction.

F-32

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

17. Share repurchase

On July 29, 2021, the Company entered into automatic share repurchase agreements with certain employees to repurchase no more than 1,725,000 common shares that had been issued as part of the Qualifying Transaction. The common shares were repurchased at market value over a three-month period beginning September 1, 2021, and then subsequently cancelled.

The Company initially recognized the obligation to repurchase its share at the market price on July 29, 2021 for $7,055,250 with a corresponding entry to additional paid in capital. The Company accounts for its share repurchases on the trade date and allocates any excess over par value of the originally issued share to additional paid in capital.

The Company’s share repurchase activity was as follows:

December 31, 2021
Share repurchased	1,725,000
Average price	$3.44
Aggregate value	$5,939,031

During the year ended December 31, 2021, the Company recorded $1,116,219 of interest income related to the revaluation of the share repurchase liability.

18. Impairment

	December 31, 2022	December 31, 2021
Right-of-use assets (i)	$4,307,578	$-
Impairment (ii)	119,443,343	567,947,515
Impairment prior to classification as held for sale (Note 7(a))	6,815,904	1,995,945
Non-THC business (iii)	-	5,555,437
	$130,566,825	$575,498,897

For the year ended December 31, 2022

(i) Right of use assets – During the year ended December 31, 2022, the Company recorded impairment of $4,307,578 related to properties which are no longer being used by the Company.

(ii) Impairment of long-lived assets – At each reporting period end, the Company considers if there have been any triggers that indicate that its long-lived assets are not recoverable. Based on the softening of the California cannabis market and cost pressures due to higher US inflation during the three months ended September 30, 2022, the Company determined that an impairment test was appropriate.

The following table outlines the impairment of long-lived assets by class of asset, recognized during the year ended December 31, 2022, as a result of impairment testing:

Asset	Carrying value before impairment	Carrying value after impairment	Total impairment loss
Right of use assets	$1,680,224	$825,424	$854,800
License	52,304,385	9,699,829	42,604,556
Brand	78,189,441	23,624,000	54,565,441
Goodwill	21,418,546	-	21,418,546
	$153,592,596	$34,149,253	$119,443,343

The impairment test for long-lived assets is a two-step test, whereby management first determines the recoverable amount (undiscounted cash flows) of each asset group. If the recoverable amount is lower than the carrying value, impairment is indicated. For those asset groups where impairment is indicated, the Company then determines the fair value of each of those asset groups and allocates the impairment to the long-lived assets within that asset group. The assets are not written down below their individual fair value.

F-33

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

18. Impairment (continued)

The fair value of each asset group was determined using a combination of a market and income approach. For the purposes of allocation of impairment, the fair value of the specific assets that were impaired was determined using a market approach. The key assumptions used are as follows:

Asset	Approach	Discount Rate	Forecasted Sales Growth Rate	Terminal Value Growth Rate
Right of use assets	Market	N/A	N/A	N/A
License	Market	N/A	N/A	N/A
Brand	Income	11.75%	Average of 4%	3%

Impairment of goodwill

The Company conducts goodwill impairment testing annually during the third quarter, or more often if events, changes or circumstances indicated that it is more likely than not that the fair value of a reporting unit is lower than its carrying amount. At the time of the annual impairment test, the Company determined that the existence of impairment on certain long-lived assets, together with the softening of the California cannabis market, cost pressures due to higher US inflation and changes in market expectations of cash flows since the Company acquired the goodwill, indicated the fair value of its reporting unit might be lower than the carrying value.

As at September 30, 2022, the Company identified one reporting unit and allocated the carrying value of goodwill to the reporting unit:

Direct-to-consumer (“DTC”)	$21,418,546

The Company determined the fair value of the reporting unit and compared it to the carrying value. The fair value of the reporting unit was determined using a discounted cash flow technique based on the following key assumptions:

Reporting unit	Discount Rate	Forecasted Sales Growth Rate	Terminal Value Growth Rate
DTC	10.75%	Average of 4%	3%

As a result of the impairment test, goodwill impairment of $21,418,546 was recognized during the year ended December 31, 2022.

For the year ended December 31, 2021

Impairment of long-lived assets

During the three months ended September 30, 2021, the Company determined that an impairment test was appropriate based on the softening of the California cannabis market.

As a result of this assessment, the Company determined that long-lived assets with a carrying amount of $55,163,000 were no longer recoverable and adjusted the carrying value to the estimated fair value of $18,431,000, resulting in an impairment loss of $36,732,000 recognized during the year end December 31, 2021. Of the total impairment loss, $4,586,000 was included above and $32,146,000 was included as a net loss from discontinued operations.

The fair value of each asset group was determined using cash flows expected to be generated by market participants, discounted at a weighted average cost of capital. For the purposes of allocation of impairment, the fair value of the specific assets that were impaired was determined using a discounted cash flow technique based on the following key assumptions:

Asset	Discount Rate	Forecasted Sales Growth Rate	Terminal Value Growth Rate
Licenses	15.5% - 20.5%	Average of -4% to 24%	3%
Cultivation Network	20.5%	Average of -42% to 6%	3%

Impairment of goodwill

During the year ended December 31, 2021, the Company performed its annual impairment test as at September 30, 2021. The Company identified three reporting units and allocated the carrying value of goodwill to the respective reporting units:

Direct-to-consumer (“DTC”)	$470,577,972
Wholesale – Branded products	$92,783,625
Wholesale – Non-branded products	$46,672,403

F-34

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

18. Impairment (continued)

The Company determined the fair value of each reporting unit and compared it to the carrying value. The fair value of each reporting unit was determined using a discounted cash flow technique based on the following key assumptions:

Reporting unit	Discount Rate	Forecasted Sales Growth Rate	Terminal Value Growth Rate
DTC	13.5%	Average of 24%	3%
Wholesale- Branded products	13.5%	Average of 17%	3%
Wholesale- Non-branded products	18.5%	Average -4%	3%

As a result of the impairment tests, goodwill impairment of $610,033,918 was recognized during the year ended December 31, 2021. Of the total impairment loss, $563,361,515 was included above and $46,672,403 was included as a net loss from discontinued operations.

(iii) Non-THC business – In February 2021, the Company became committed to a plan to sell its non-THC business, which was acquired as part of the Caliva and OGE and LCV acquisitions on January 15, 2021. As a result of the decision to sell, the assets were tested for impairment and an impairment loss of $58,030,387 was recognized during the year ended December 31, 2021.

19. Operating expenses

	December 31, 2022	December 31, 2021
General and administrative	$42,170,219	$42,395,204
Allowance for accounts receivable and notes receivable	3,216,310	3,933,081
Sales and marketing	12,679,477	42,413,733
Salaries and benefits	39,441,476	35,119,133
Share-based compensation (Note 21)	6,009,593	20,456,297
Lease expense (Note 10)	8,068,405	4,647,233
Depreciation of property and equipment and amortization of right-of-use assets	3,953,038	3,213,376
Amortization of intangible assets (Note 11)	22,842,919	19,226,357
	$138,381,437	$171,404,414

20. Loss per share

	December 31, 2022	December 31, 2021
Loss from continuing operations available to common shareholders	$(237,392,455)	$(498,354,260)
Loss from discontinued operations available to common shareholders	(5,239,379)	(88,705,864)
Loss available to common shareholders	$(242,631,834)	$(587,060,124)

Weighted average number of shares, basic and diluted	102,632,433	95,006,080

Basic and diluted loss per share from continuing operations	$(2.31)	$(5.25)
Basic and diluted loss per share from discontinued operations	(0.05)	(0.93)
Basic and diluted loss per share	$(2.36)	$(6.18)

Approximately 64,104,779 of potentially dilutive securities as at December 31, 2022 were excluded in the calculation of diluted loss per share as their impact would have been anti-dilutive.

F-35

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

21. Share-based compensation

Effective January 2021, the Company established the Equity Incentive Plan (the “Plan”), which provides for the granting of incentive share options, nonqualified share options, share appreciation rights (“SARs”), restricted share units (“RSUs”), deferred share units (“DSUs”) and performance share units (“PSUs”), herein collectively referred to as “Awards”.

(a) Share options

The Company grants options to purchase its common shares at an exercise price that is generally at the fair value of the Company’s shares as at the date of grant. The maximum number of common shares that may be issued under the Plan is fixed by the Board to be 15% of the common shares outstanding, from time to time, subject to adjustments in accordance with the plan.

Options generally vest over a four-year period, specifically at a rate of 25% upon the first anniversary of the issuance date and 1/36th per month thereafter and expire after 10 years from the date of grant.

The Company’s options outstanding relate to replacement options issued in a business combination that occurred in 2021.

The following table reflects the continuity of the share options during the year ended December 31, 2022:

	December 31, 2022
	Number of options	Weighted average exercise price $	Weighted average remaining contractual term	Aggregate intrinsic value
Outstanding, beginning of period	756,703	7.85
Expired	(213,566)	7.45
Forfeited	(166,752)	8.01
Outstanding, end of period	376,385	7.67	3.85	-
Vested and expected to vest in the future	376,385	7.67	4.70	-
Exercisable	335,041	7.70	3.85	-

As at December 31, 2022, there was $nil of total unrecognized compensation cost related to non-vested replacement options.

(b) Equity-settled RSUs and PSUs

The following table reflects the continuity of RSUs and PSUs granted during the year ended December 31, 2022:

	December 31, 2022
	Number of RSUs	Weighted average grant date fair value $	Number of PSUs	Weighted average grant date fair value $
Outstanding, beginning of period	3,160,020	7.21	150,000	7.01
Granted	2,322,750	0.98	2,517,500	1.04
Vested	(1,374,343)	7.78	(97,500)	7.01
Forfeited	(1,014,435)	5.90	(245,000)	1.13
Outstanding, end of period	3,093,992	2.71	2,325,000	1.16

As at December 31, 2022, there was $3,742,952 of total unrecognized compensation cost related to non-vested RSUs and $2,422,588 of total unrecognized compensation cost related to non-vested PSUs. That cost is expected to be recognized over a weighted average period of 1.98 years and 0.71 years respectively. The total fair value of RSUs and PSUs vested during the year ended December 31, 2022 was $1,269,563 and $42,346.

Of the 1,471,843 RSUs and PSUs that vested, 773,848 were settled in shares, 640,944 were settled in cash to cover withholding taxes on behalf of the employees and 57,051 were not yet settled.

The range of grant date fair values related to RSUs and PSUs granted during the year ended December 31, 2022 was $0.33 - $1.41.

F-36

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

21. Share-based compensation (continued)

During the year ended December 31, 2022, the Company recognized the following total compensation expense, net of estimated forfeitures:

	December 31, 2022	December 31, 2021
Replacement options	$207,226	$1,920,392
Equity-settled RSUs and PSUs	5,802,367	8,271,869
Cash-settled RSUs	-	5,134,262
Rights to contingent consideration	-	5,129,774
	$6,009,593	$20,456,297

22. Loss on disposal of assets

	December 31, 2022	December 31, 2021
Long term strategic contracts (i)	$4,832,891	$-
Sale-leaseback (Note 10)	254,473	-
Other assets	4,177	385,812
Non-THC business (ii)	-	2,070,689
Sale of licenses	-	(8,516)
	$5,091,541	$2,447,985

(i)

On December 29, 2022, the Company entered into modification agreements (the "Modification Agreements") to restructure the relationship between the Company and the counterparties in Note 13. As part of the restructured arrangement, the Company is no longer obligated to issue additional shares or cash related to the long-term strategic contracts, and the counterparties agreed to return 7,121,239 common shares of the Company to treasury. In addition, ownership of the brand "Monogram" was transferred to an entity designated by one of the counterparties. The Company received an exclusive and royalty-free eight-year license to commercialize Monogram in California. The Company recognized a loss on disposal of assets of $4,832,891 related to the Modification Agreements. Refer to Note 13.

(ii)

During the year ended December 31, 2021, the Company sold its non-THC business, which was acquired as part of the Caliva and OGE and LCV acquisitions (Note 26). The Company disposed of these net assets for proceeds of $7,363,733, which comprised of cash, promissory note and common shares of Arcadia Wellness LLC. The Company recognized a net loss of $733,858, which is comprised of a loss on disposal of assets $2,070,689 offset by an associated deferred tax recovery of $1,336,831.

23. Supplemental cash flow information

Change in working capital	December 31, 2022	December 31, 2021

Accounts receivable	$2,557,739	$(1,821,137)
Income tax receivable	1,322,340	(1,322,340)
Notes and other receivables, net	-	(1,200,000)
Inventory	14,173,855	(1,368,449)
Prepaid expenses and other current assets	4,274,164	(1,401,841)
Security deposits	(61,324)	(36,336)
Other long term assets	(87,271)	(675,635)
Cash settled share-based payments	-	(1,682,898)
Accounts payable and accrued liabilities	709,986	(33,908,958)
	$22,889,489	$(43,417,594)

Income taxes paid	$6,000,000	$1,700,000
Liabilities settled through non-cash transactions (Note 22(i))	$6,721,441	$-

F-37

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

24. Warrants

The following table reflects the continuity of warrants:

	Number of Warrants	Weighted Average Exercise Price
Balance, December 31, 2021 and December 31, 2022	35,837,500	$11.50

The warrants expire on January 14, 2026. The Company has the right to accelerate expiry of the warrants (excluding the warrants held by the Subversive Capital Sponsor LLC in certain circumstances), if for any 20 trading days in a 30-day trading period the closing price of the share is $18.00 or greater.

25. Related party transactions and balances

The following table outlines the amounts paid to a related party:

	December 31, 2022	December 31, 2021
Lease payments – interest and principal	$5,425,576	$4,863,938
Administrative fees and other costs	-	5,000
	$5,425,576	$4,868,938

A director of the Company is a close family member to an owner of R&C Brown Associates, LP (“R&C”). The Company has 2 operating leases and 1 finance lease with R&C. Included in lease liabilities and right-of-use assets as at December 31, 2022 is $40,594,490 (December 31, 2021 - $41,053,363) and $24,324,186 (December 31, 2021 - $28,035,112), respectively, with respect to leases with R&C.

In addition to the items described above, the Company entered into the following transaction with a related party:

The counterparty to the Marketing Agreement described in Note 13 (the “Counterparty”) became a related party in May 2021, when its Chief Executive Officer joined the Company’s Board of Directors. On April 27, 2022, the individual resigned from the Company’s Board of Directors and at that time the Counterparty ceased to be a related party. During year ended December 31, 2022, the Company expensed $1,772,725 related to the Marketing Agreement up to April 27, 2022.

26. Qualifying Transaction

On November 24, 2020, the Company announced that it had entered into definitive transaction agreements in respect of each of CMG Partners, Inc. (“Caliva”) (the “Caliva Agreement”) and Left Coast Ventures, Inc. (“LCV”) (the “LCV Agreement”) pursuant to which the Company would acquire all of the equity of Caliva and LCV. At the same time, the Company executed an agreement with Caliva, OG Enterprises Branding, Inc. (“OGE”), SC Branding, LLC and SC Vessel 1, LLC to acquire the remaining shareholdings of OGE and entered into a Brand Strategy Agreement with SC Branding, LLC.

Additionally, concurrently with the completion of the LCV acquisition, LCV acquired SISU Extraction LLC (“SISU”) in accordance with the Agreement and Plan of Merger between LCV and SISU, dated November 24, 2020.

The above transactions closed on January 15, 2021, and the acquisition of SC Vessel 1, LLC’s interest in OGE closed on January 19, 2021. These acquisitions constituted the Company’s Qualifying Transaction.

Each of the acquisitions is a business combination accounted for using the acquisition method in accordance with ASC 805 Business Combinations (“ASC 805”).

Total acquisition-related transaction costs incurred by the Company in connection with the acquisitions was approximately $493,584 for the year ended December 31, 2021.

F-38

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

26. Qualifying Transaction (continued)

The fair values of the assets acquired and the liabilities assumed by the Company in connection with the acquisitions are as follows:

	Caliva/OGE	LCV	SISU	Total

Total consideration transferred (i)	$619,766,731	$120,651,941	$92,188,146	$832,606,818

Assets acquired
Cash, restricted cash and restricted cash equivalents	11,164,957	3,022,262	976,906	15,164,125
Accounts receivable	2,006,699	1,090,811	1,022,532	4,120,042
Inventory	11,910,959	6,258,063	5,580,258	23,749,280
Prepaid expenses	3,589,808	215,938	82,701	3,888,447
Indemnification assets	2,199,029	2,000,000	-	4,199,029
Property and equipment	7,785,157	3,305,145	1,163,902	12,254,204
Intangible assets	187,600,000	20,740,000	46,200,000	254,540,000
Right-of-use assets – operating	12,115,573	4,461,809	880,863	17,458,245
Right-of-use assets – finance	26,176,837	-	-	26,176,837
Investment in associate	-	6,500,000	-	6,500,000
Investment in non-marketable securities	591,545	-	-	591,545
Security deposits and other	869,238	137,051	34,175	1,040,464
Total assets acquired	266,009,802	47,731,079	55,941,337	369,682,218

Liabilities assumed
Accounts payable and accrued liabilities	26,130,222	14,817,802	8,242,144	49,190,168
Consideration payable	2,458,844	2,972,782	-	5,431,626
Loans payable	3,060,250	298,436	-	3,358,686
Line of credit	-	-	1,000,000	1,000,000
Deferred tax liability	35,483,327	4,199,766	-	39,683,093
Lease liabilities	49,746,261	4,461,809	1,183,451	55,391,521
Total liabilities assumed	116,878,904	26,750,595	10,425,595	154,055,094

Goodwill	$470,635,833	$99,671,457	$46,672,404	$616,979,694

(i) Total consideration comprised the following:

	Caliva/OGE	LCV	SISU	Total
Upfront consideration
Cash	$465,140	$177,970	$11,089,535	$11,732,645
Liabilities settled in cash as part of the Qualifying Transaction	12,614,773	15,400,000	3,560,593	31,575,366
Liabilities settled in shares as part of the Qualifying Transaction	-	-	4,264,597	4,264,597
Common shares	408,178,567	57,529,825	63,581,153	529,289,545
Common shares to be issued	1,567,549	5,897,750	9,692,268	17,157,567
Consideration payable	1,000	5,120	-	6,120
Contingent consideration (liability) – Trading price consideration	191,077,970	41,641,276	-	232,719,246
Contingent consideration (liability) – Other	-	-	-	-
Contingent consideration (equity)	2,372,231	-	-	2,372,231
Replacement options	3,489,501	-	-	3,489,501
Total consideration transferred	$619,766,731	$120,651,941	$92,188,146	$832,606,818

Each of the acquisitions is subject to specific terms relating to satisfaction of the purchase price by the Company and incorporates payments in cash and common shares as well as certain contingent consideration. Contingent consideration has been classified as either a financial liability or equity consistent with the principles in ASC 480 Distinguishing Liabilities from Equity.

F-39

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

26. Qualifying Transaction (continued)

The table above summarizes the fair value of the consideration given and the fair values of the assets acquired and liabilities assumed for each acquisition. Goodwill arose in these acquisitions because the cost of acquisition included a control premium. In addition, the consideration paid for the combination reflected the benefit of expected revenue growth and future market development. These benefits were not recognized separately from goodwill because they do not meet the recognition criteria for identifiable intangible assets.

The total consideration transferred for the acquisitions is summarized below:

Acquisition of Caliva and OGE

The acquisition of Caliva, including 50% interest in OGE, closed on January 15, 2021, and the acquisition of the additional 50% interest in OGE closed on January 19, 2021. However, the closing of the additional 50% interest in OGE was automatic and contingent on the closing of Caliva. As a result, the Company gained control of both Caliva and OGE on January 15, 2021.

The acquisitions of Caliva and OGE were accounted for as one transaction as the contracts were negotiated at the same time and in contemplation of one another in order to achieve the overall objective of obtaining control of both companies. The Company acquired all of the issued and outstanding equity interests of Caliva and OGE from the existing shareholders for up to 32,365,412 common shares of the Company, of which 117,756 were common shares to be issued as at December 31, 2021, and $466,140 of cash, with certain shareholders receiving cash at $10.00 per share in lieu of common shares for regulatory purposes. In addition, the consideration transferred included contingent consideration and replacement share options, as outlined below. The share consideration was valued based on the share price on the date of acquisition, January 15, 2021.

The Company also issued the following contingent consideration:

a)

Trading price consideration – The Caliva and OGE shareholders received a contingent right for up to 18,356,299 additional common shares (the “pool of common shares”) in the event the 20-day volume weighted average trading price (“VWAP”) of the common shares reaches $13.00, $17.00 and $21.00 within three years of closing, with one-third issuable upon the achievement of each price threshold, respectively. The pool of common shares is to be shared with Caliva option holders who were employees of Caliva at the time of the transaction (“Caliva employee option holders”). In order to receive their share of the contingent consideration, Caliva employee option holders must be employed by the Company at the time the contingent consideration is paid out. The portion of the pool of common shares that may be paid to Caliva employee option holders is being accounted for as employee share-based compensation and is being expensed over the estimated vesting period. The portion of the pool of common shares that may be paid to former Caliva and OGE shareholders is being accounted for as contingent consideration in the amount of $191,077,970 and is included in the consideration transferred above. Refer to Note 30 for further details.

b)

Earn-out shares – The Caliva shareholders received a contingent right for up to 3,929,327 additional common shares if the aggregate consolidated cash of the Company at closing, net of short-term indebtedness, was less than $225,000,000. As the consolidated cash at the time of closing was above this amount, no additional common shares will be issued, and no value has been attributed to this in the transaction.

c)

Other – The Company held back 304,000 common shares related to U.S. Paycheck Protection Program (“PPP”) loans. The fair value associated with the contingent consideration at the transaction date was nil.

d)

187,380 shares of TPCO have been placed into escrow and will be issued when subsidiaries of Caliva receive their licenses. This is presented as contingent shares to be issued in equity. If the licenses are not obtained, the shares will be issued to Caliva former shareholders, and therefore have been included as part of consideration.

The Company issued replacement share options to Caliva employee option holders as discussed in Note 21. The Company recognized $3,489,501 in consideration. This represented the fair value of the awards as at January 15, 2021 that relates to past service of those employees.

F-40

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

26. Qualifying Transaction (continued)

The following table illustrates the inputs used in the measurement of the grant date fair values of the share-based compensation plans granted during the year ended December 31, 2021:

	Replacement Options	RSUs equity-settled
Dividend yield	-	-
Expected volatility	72%	-
Risk-free interest rate	0.17% - 0.71%	-
Share price	$12.66	-

Grant date fair value	$7.75 - $9.54	$3.35 – $12.66
Fair value on December 31, 2021	N/A	N/A

The Company estimated the expected term of its share options based on the vesting and contractual terms. Volatility is estimated based on the average of the historical volatilities of the common shares of entities with characteristics similar to those of the Company. The Company uses the U.S. Treasury yield for its risk-free interest rate and a dividend yield of zero, as it does not have a stated dividend rate for common shares.

Lastly, as part of the Qualifying Transaction, certain liabilities of Caliva were settled by the Company on behalf of Caliva. As a result, they have been included in consideration transferred and excluded from net assets acquired.

The goodwill acquired is associated with Caliva and OGE’s workforce and expected future growth potential and is not expected to be deductible for tax purposes.

Acquisition of LCV

The Company acquired all of the issued and outstanding equity interests of LCV from the existing shareholders of LCV for up to 5,010,077 common shares of the Company, of which 154,348 were common shares to be issued as at December 31, 2021, and $183,090 cash, with certain shareholders receiving cash at $10.00 per share in lieu of common shares for regulatory purposes. The share consideration was valued based on the share price on the date of acquisition, January 15, 2021.

The Company also issued the following contingent consideration:

a)

Trading price consideration – The LCV shareholders will have a contingent right for up to 3,856,955 additional common shares in the event the 20-day VWAP of the common shares reaches $13.00, $17.00 and $21.00 within three years of closing, with one-third issuable upon the achievement of each price threshold, respectively. The fair value of the contingent consideration on January 15, 2021 was $41,641,276 and is included in consideration transferred above. Refer to Note 30 for further details.

b)

Other – The Company held back 299,800 of shares that are contingent on the outcome of certain events. The fair value associated with the contingent consideration at the transaction date is nil. Refer to Note 30 for further details.

Lastly, as part of the Qualifying Transaction, certain liabilities of LCV were settled by the Company on behalf of LCV. As a result, they have been included in consideration transferred and excluded from net assets acquired.

The goodwill acquired is associated with LCV’s workforce and expected future growth potential and is not expected to be deductible for tax purposes.

Acquisition of SISU

The Company acquired all of the issued and outstanding units of SISU from the existing members of SISU for 5,787,790 common shares of the Company, of which 765,582 were common shares to be issued, and $11,089,535 in cash. The share consideration was valued based on the share price on the date of acquisition, January 15, 2021. The goodwill acquired is associated with SISU’s workforce and expected future growth potential and is expected to be fully deductible for tax purposes at the state level. The common shares to be issued were issued in June 2021.

Lastly, as part of the Qualifying Transaction, certain liabilities of SISU were settled by the Company on behalf of SISU through the issuance of 336,856 common shares and cash. As a result, these have been included in consideration transferred and excluded from net assets acquired.

F-41

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

27. Other business combinations

The following table summarizes the consolidated balance sheet impact at acquisition of the Company’s business combinations that occurred during the year ended December 31, 2021:

	Coastal (i)	Calma (ii)	Other (iii)	Total
Total consideration transferred (i)	$20,700,000	$9,968,474	$2,894,952	$33,563,426

Redeemable non-controlling interest	$39,928,597	$1,500,000	$-	$41,428,597

Assets acquired
Current assets
Cash	$-	$-	$33,213	$33,213
Restricted cash	9,989,470	-	-	9,989,470
Inventory	2,477,000	379,617	98,050	2,954,667
Prepaid expenses	515,947	109,929	-	625,876
Indemnification assets	980,000	-	865,126	1,845,126
Long-term assets
Security deposits	-	61,185	-	61,185
Property and equipment	4,839,634	457,551	16,033	5,313,218
Right-of-use assets – operating lease	12,491,344	3,201,699	433,934	16,126,977
Intangible assets	52,100,000	11,282,000	1,718,570	65,100,570
Total assets acquired	83,393,395	15,491,981	3,164,926	102,050,302

Liabilities assumed
Accounts payable and accrued liabilities	9,483,665	1,115,477	1,069,654	11,668,796
Consideration payable – current portion	924,457	-	-	924,457
Consideration payable	2,170,463	-	-	2,170,463
Lease liabilities	12,835,761	2,790,377	433,934	16,060,072
Deferred tax liabilities	15,630,157	3,256,494	381,525	19,268,176
Total liabilities assumed	41,044,503	7,162,348	1,885,113	50,091,964

Goodwill	$18,279,705	$3,138,841	$1,615,139	$23,033,685

(i) Total consideration transferred is comprised of the following:

	Coastal	Calma	Other	Total
Cash	$4,500,000	$8,500,000	$1,435,550	$14,435,550
Consideration payable	-	-	1,459,402	1,459,402
Common shares	-	1,468,474	-	1,468,474
Liabilities extinguished as part of the acquisition	16,200,000	-	-	16,200,000
Total consideration	$20,700,000	$9,968,474	$2,894,952	$33,563,426

(i) Coastal

On October 1, 2021, the Company executed a Unit Purchase Agreement (the “Purchase Agreement”) to acquire 100% equity interest in Coastal Holding Company, LLC (“Coastal Holding”). The closing of the transaction was subject to multiple conditions, including the receipt of municipal approval to transfer licenses at seven (7) locations.

At the same time, the Company advanced $20,700,000 of cash to Coastal Holding, as well as entered into Management Service Agreements (“MSA’s”) with Coastal Holding and certain of its subsidiaries (collectively “Coastal”). As part of the arrangement, the Company received 9.5% direct interest in Varda Inc., an operating dispensary, as well as an agreement to acquire the remaining 90.5% for $4,500,000 when approval for the transfer of that entity’s license is received.

The Purchase Agreement and the MSA’s granted the Company the power to manage and make decisions that affect the operations of Coastal and Varda Inc., including the management and development of dispensary operations. Pursuant to the Purchase Agreement and MSA’s with Coastal, the Company was entitled to a management fee equal to 100% of the revenues generated and is responsible for 100% of the costs and expenses of Coastal. With respect to Varda Inc., the Company was entitled to 100% of the revenues generated and is responsible for 100% of the costs and expenses, while the non-controlling interest (“NCI”) holder was entitled to 45.25% of any profit distributions.

F-42

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

27. Other business combinations (continued)

(i) Coastal (continued)

As a result, the Company determined that Coastal and Varda Inc. were VIEs and the Company was the primary beneficiary by reference to the power and benefits criterion under ASC 810, Consolidation. The transaction was accounted for as a business combination under ASC 805 with 100% of the equity interest in Coastal and 90.5% of the equity interest in Varda Inc., being presented as redeemable NCI. During the year, approval for the transfer of the Varda Inc. license was received and the associated redeemable NCI was redeemed. Refer to Note 15.

During the year ended December 31, 2022, the Company finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method. The Company adjusted the provisional amounts recognized at the acquisition date to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of the acquisition date.

The following adjustments were made to the provisional amounts:

•

An adjustment was made to increase intangible assets by $25,618,000, due to new information regarding the fair value as at October 1, 2021. This resulted in a increase to the deferred tax liability on initial recognition of $7,644,411 and a net decrease to goodwill.

As a result of the adjustments to the provisional amounts discussed above, $1,171,955 of additional amortization was recognized during the year ended December 31, 2022 relating to prior periods.

On November 14, 2022, the transaction legally closed and the Company acquired 100% of the equity interest in Coastal Holding. As a result, Coastal Holding is no longer considered a VIE, and the Company has a controlling financial interest via voting rights. Refer to Note 15.

(ii) Calma Weho, LLC (“Calma”)

On October 1, 2021, the Company acquired 85% of the equity interest of Calma, an operating dispensary located in West Hollywood, California.

Total consideration comprised $8,500,000 in cash and $1,468,474 in equity of the Company. In addition, the Company was committed to acquiring the remaining 15% when local regulations permit, for $1,500,000 in common shares of the Company. During the three months ended September 30, 2022, the Company acquired the remaining 15% in exchange for 1,762,495 common shares of the Company. These common shares are restricted under applicable US securities laws.

During the year ended December 31, 2022, the Company finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method. The Company adjusted the provisional amounts recognized at the acquisition date to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of the acquisition date.

The following adjustments were made to the provisional amounts:

•

An adjustment was made to increase intangible assets by $6,055,000 and increase right-of-use assets by $411,322, due to new information regarding the fair value as at October 1, 2021. This resulted in an increase to the deferred tax liability on initial recognition of $1,806,812 and a net decrease to goodwill.

As a result of the adjustments to the provisional amounts discussed above, $121,892 of additional amortization of intangible assets and $35,700 of additional amortization of right of use assets has been recognized relating to prior periods.

(iii) Kase’s Journey

On August 2, 2021, the Company, through its wholly owned subsidiary Caliva CARECE1 LLC, acquired all of the issued and outstanding equity interests of Kase’s Journey Inc., an operating retail dispensary located in Ceres, California, from the existing shareholders for $1,300,000 cash, subject to adjustments, and $1,221,902 of consideration payable. During the year ended December 31, 2022, the Company finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method.

F-43

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

27. Other business combinations (continued)

Martian Delivery

On August 16, 2021, the Company, through its wholly owned subsidiary TPCO US Holding LLC, acquired all of the issued and outstanding membership interests of Martian Delivery LLC, an operating retail dispensary located in the City of Sacramento, California, from the existing shareholders for $237,500 cash and $237,500 in promissory notes payable. During the year ended December 31, 2022, the Company finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method.

28. Segment information

The Company’s operations comprise a single operating segment engaged in the cultivation, manufacturing, distribution and sale of cannabis within the State of California. All revenues were generated in the State of California for the year ended December 31, 2022 and December 31, 2021 and all property and equipment, right-of-use assets and intangible assets were located in the State of California.

29. Commitments and contingencies

a) California operating licenses

The Company's primary activity is engaging in state-legal commercial cannabis business, including the cultivation, manufacture, distribution, and sale of cannabis and cannabis products pursuant to California law. However, this activity is not in compliance with the United States Controlled Substances Act (the CSA). The Company's assets are potentially subject to seizure or confiscation by Federal governmental agencies, and the Company could face criminal and civil penalties for noncompliance with the CSA, although such events would be without relevant precedent. Management of the Company believes the Company is in compliance with all California and local jurisdiction laws and monitor the regulatory environment on an ongoing basis along with counsel to ensure the continued compliance with all applicable laws and licensing agreements.

The Company's operation is sanctioned by the State of California and local jurisdictions. There have been no instances of federal interference with those who adhere to those guidelines. Due to the uncertainty surrounding the Company's noncompliance with the CSA, the potential liability from any noncompliance cannot be reasonably estimated and the Company may be subject to regulatory fines, penalties or restrictions in the future.

Effective January 1, 2018, the State of California allowed for adult use cannabis sales. Beginning on January 1, 2018, the State began issuing temporary licenses that expired 120 days after issuance for retail, distribution, manufacturing and cultivation permits. Temporary licenses could be extended in 90-day increments by the State upon submission of an annual license application. All temporary licenses had been granted extensions by the State during 2018.

In September 2019, Senate Bill 1459 (SB 1459) was enacted which enabled state licensing authorities to issue provisional licenses through 2021. A provisional license could be issued if an applicant submitted a completed annual license application to the Bureau of Cannabis Control. A completed application for purposes of obtaining a provisional license is not the same as a sufficient application to obtain an annual license. The provisional cannabis license, which is valid for 12 months from the date issued, is said to be in between a temporary license and an annual license and allows a cannabis business to operate as they would under local and state regulations.

Licensees issued a provisional license are expected to be diligently working toward completing all annual license requirements in order to maintain a provisional license. The Company obtained its provisional licenses in 2019 and continues to work with the State to obtain annual licensing.

The Company's prior licenses obtained from the local jurisdictions it operated in have been continued by such jurisdictions and are necessary to obtain State licensing.

The Company has received annual licenses from each local jurisdiction in which it actively operates. Although the Company believes it will continue to receive the necessary licenses from the State and applicable local jurisdictions to conduct its business in a timely fashion, there is no guarantee its clients will be able to do so and any failure to do so may have a negative effect on its business and results of operations.

F-44

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

29. Commitments and contingencies (continued)

b) Other legal matters

From time to time in the normal course of business, the Company may be subject to legal matters such as threatened or pending claims or proceedings. The Company is not currently a party to any material legal proceedings or claims, nor are we aware of any pending or threatened litigation or claims that could have a material adverse effect on our business, operating results, cash flows or financial condition should such litigation or claim be resolved unfavorably.

c) Social equity fund

The Company formed Social Equity Ventures LLC (“SEV”) in 2021 as its social equity investment vehicle. The Company intends to fund SEV with $10,000,000 and contribute 2% of its net income to allow SEV to make further social equity investments. During the year ended December 31, 2022, SEV made social equity investments totalling $350,000 (December 31, 2021 - SEV made social equity investments totalling $1,000,000).

30. Financial instruments

a) Contingent consideration

Financial instruments recorded at fair value in the consolidated balance sheet are classified using a fair value hierarchy that reflects the observability of significant inputs used in making the measurements. The fair value hierarchy requires the use of observable market inputs whenever such inputs exist. A financial instrument is classified based on the lowest level of the hierarchy for which a significant input has been considered in measuring fair value.

All contingent consideration is classified as level 3 in the fair value hierarchy as volatility is a key input into the valuation models and volatility is an unobservable input.

The following provides a breakdown of contingent consideration as at December 31, 2022 and 2021:

	Contingent consideration
	Trading price consideration (i)	Other (ii)	Total
Balance December 31, 2020	$-	$-	$-
Additions	232,719,246	-	232,719,246
Change in fair value	(232,144,559)	2,325,489	(229,819,070)
Transferred to equity	-	(1,957,045)	(1,957,045)
Balance December 31, 2021	$574,687	368,444	943,131

Change in fair value	1,037,156	(69,430)	967,726
Transferred to equity	-	(299,014)	(299,014)
Balance, December 31, 2022	$1,611,843	$-	$1,611,843

(i) Trading price consideration – As part of the acquisition of Caliva and OGE and LCV during the three months ended March 31, 2021, the former shareholders received a contingent right for up to 18,356,299 and 3,856,955 additional common shares, respectively, in the event the 20-day volume weighted average trading price (“VWAP”) of the common shares reaches $13.00, $17.00 and $21.00 within three years of closing, with one-third issuable upon the achievement of each price threshold, respectively. In addition, the contingent consideration becomes issuable upon a change in control event.

The fair value of the trading price consideration was determined using a Monte Carlo simulation methodology that included simulating the share price using a risk-neutral Geometric Brownian Motion-based pricing model over 500,000 iterations.

F-45

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

30. Financial instruments (continued)

b) Contingent consideration (continued)

The methodology recorded the likelihood of the share price achieving the price hurdle associated with the payout and calculated the discounted value of the payout based on the share price on the date the price hurdle was met and the corresponding 20-day volume-weighted average price.

Key Inputs	December 31, 2022	December 31, 2021
Key unobservable inputs
Expected volatility	100%	65%

Key observable inputs
Share price	$0.15	$1.39
Risk-free interest rate	4.66%	0.79%
Dividend yield	0%	0%
Number of shares	22,080,037	21,850,404

A 15% change in the volatility assumption will have the following impact on the fair value of the contingent consideration:

Change in volatility	December 31, 2022	December 31, 2021
+15%	$595	$1,597,743
-15%	$-	$(528,968)

(ii) Other – As part of the acquisition of LCV that occurred on January 15, 2021, the Company could be required to issue shares to former shareholders based on certain liabilities, the final settlement of which is contingent on the outcome of certain events. During the three months ended March 31, 2022, the remaining contingency was resolved and as a result, the number of shares to be issued related to that portion became fixed. The contingent consideration was remeasured to $299,014 based on the fixed number of shares to be issued to the former LCV shareholders and reclassified as equity. The remeasurement is included in the change in fair value of contingent consideration in the consolidated statement of operations and comprehensive loss.

c) Credit risk

Credit risk arises from deposits with banks, security deposits, trade receivables, notes receivable and other receivables. As at December 31, 2022, the balances was as follows:

	Gross	Allowance	Net
Cash	$93,697,529	$-	$93,697,529
Accounts receivable (i)	2,506,136	(1,300,436)	1,205,700
Security deposits	1,181,078	-	1,181,078
Notes receivables (ii)	6,277,803	(5,650,000)	627,803
	$103,662,546	$(6,950,436)	$96,712,110

As at December 31, 2021:

	Gross	Allowance	Net
Cash	$165,310,609	$-	$165,310,609
Restricted cash and restricted cash equivalents	9,581,689	-	9,581,689
Accounts receivable (i)	6,721,754	(2,016,191)	4,705,563
Security deposits	1,119,754	-	1,119,754
Notes and other receivables (ii)	7,393,560	(2,660,943)	4,732,617
	$190,127,366	$(4,677,134)	$185,450,232

(i) For trade receivables, the Company does not hold any collateral as security but mitigates this risk by dealing with counterparts that management has determined to be financially sound. The Company determines the allowance for doubtful accounts by firstly allowing for specific receivables that are at-risk of non-collection, and then applying a standard percentage by bucket of aging to the remainder. The gross accounts receivable by aging are laid out below.

F-46

TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

30. Financial instruments (continued)

c) Credit risk (continued)

The Company’s aging of receivables was as follows:

	December 31, 2022	December 31, 2021
0 - 30 days	$1,145,909	$4,723,810
31 - 60 days	253,942	278,958
61 - 90 days	81,242	242,467
91 – 120 days	8,858	256,424
Over 120 days	1,016,185	1,220,095
Gross receivables	2,506,136	6,721,754
Less allowance for doubtful accounts	(1,300,436)	(2,016,191)
	$1,205,700	$4,705,563

(ii) For notes and other receivables, the Company determines the allowance for doubtful accounts by considering, for each debtor, if there has been any indication that a loss has been incurred. In making that determination, the Company considers the credit rating of the debtor as well as any collateral that underlies the receivable. Refer to Note 5 for additional information.

31. Fair value measurement

Recurring fair value measurements

The following table presents information about the Company’s assets and liabilities measured at fair value on a recurring basis as at December 31, 2022 and the associated gains (losses) for the year ended December 31, 2022:

	Carrying amount	Fair value	Level 1		Level 3	Fair value change/ credit loss

Equity securities	$-	$-		$-	$-	$556,444
Debt securities	736,659	736,659		-	736,659	391,369
Total investments	$736,659	$736,659		$-	$736,659	$947,813

Contingent consideration – trading price consideration	$1,611,843	$1,611,843		$-	$1,611,843	$1,037,156
Contingent consideration - other	-	-		-	-	(69,430)
Total contingent consideration (Note 30)	$1,611,843	$1,611,843	$		$1,611,843	$967,726

Non-recurring fair value measurements

Certain assets are measured at fair value on a non-recurring basis and therefore are not included in the tables above. These assets were adjusted to fair value as a result of impairment recognized in the year ended December 31, 2022, refer to Note 18.

The following table presents the level within the fair value hierarchy for these fair value measurements as at their respective measurement dates, along with their carrying value at December 31, 2022:

	Carrying amount	Fair value	Level 3
Licenses	$9,506,477	$9,699,829	$9,699,829
Brands	$23,291,833	$23,624,000	$23,624,000
Right of use assets - operating	$811,667	$825,424	$825,424

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TPCO Holding Corp. Notes to the consolidated financial statements (in United States dollars) For the years ended December 31, 2022 and 2021

32. COVID-19

In March 2020, the World Health Organization categorized coronavirus disease 2019 (“COVID-19”) as a pandemic. COVID‑19 continues to impact the U.S. and other countries across the world, and the duration and severity of its effects remain unknown. The Company continues to implement and evaluate actions to maintain its financial position and support the continuity of its business and operations in the face of this pandemic and other events.

The Company’s priorities during the COVID-19 pandemic continue to be protecting the health and safety of its employees and its customers, following the recommended actions of government and health authorities. In the future, the pandemic may cause reduced demand for the Company’s products and services if, for example, the pandemic results in a recessionary economic environment or potential new restrictions on business operations or the movement of individuals.

The COVID-19 outbreak in the United States has caused business disruption both to the Company and throughout its customer base and supply chain through mandated and voluntary closings of many businesses. While this disruption is expected to negatively impact The Company’s operating results, the related financial impact and duration cannot be reasonably estimated at this time. The Company has taken and continues to take, important steps to protect its employees, customers and business operations since the beginning of the pandemic.

The Company has incurred incremental costs to implement proactive measures to prevent the spread of COVID-19. Additionally, the Company closely monitors its supply chain and third-party product availability in light of the pandemic. To date, the business has not experienced negative consequences due to interruptions in its supply chain. However, the Company continues to undertake preemptive measures to ensure alternate supply sources as needed.

33. Subsequent events

Shares issued

Subsequent to December 31, 2022, the Company issued 165,217 shares for RSUs and PSUs that were vested.

Return of shares

On January 5, 2023, 7,121,239 common shares of the Company that are discussed in Note 22 (i) and are classified as “to be returned” in these financial statements, were returned to treasury.

Sale of Culver City

On February 22, 2023, the Company finalized the sale of Culver City for $350,000 cash.

Proposed Business Combination with Gold Flora, LLC

On February 21, 2023, the Company entered into a business combination agreement pursuant to which Gold Flora, LLC, a California limited liability company (“Gold Flora”) and TPCO will combine by way of a plan of arrangement under the Business Corporations Act (British Columbia) and a plan of merger pursuant to the provisions of the California Revised Uniform Limited Liability Company Act, as amended (the “Business Combination”). Following the Business Combination, the Company’s shareholders will own approximately 49%, and Gold Flora holders will own approximately 51%, of the outstanding common equity of the combined company on a pro forma basis. The Business Combination is expected to close before the end of the third quarter of 2023, following the satisfaction or waiver of closing conditions including, among others, approval by two-thirds of the votes cast by the shareholders of the Company, the approval of the Supreme Court of British Columbia, and the approval of the NEO Exchange.

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ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

Not applicable.

Item 9a. Controls and Procedures.

Evaluation of Disclosure Controls and Procedures.

Based on an evaluation as of December 31, 2022, our management, including the Chief Executive Officer and Chief Financial Officer, has concluded that our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) were not effective to provide reasonable assurance because of a material weakness in our internal control over financial reporting described below.

Material Weakness

As reported initially reported in our Form 10-K for the year ended December 31, 2021, we and our then independent registered public accounting firm identified control deficiencies in the design and operation of our internal control over financial reporting that constituted a material weakness.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected in a timely manner.

We did not design or maintain an effective control environment commensurate with financial reporting requirements. Specifically, we lack a sufficient number of adequately skilled professionals to appropriately analyze, record and disclose accounting matters timely and accurately while maintaining appropriate segregation of duties.

The above material weakness did not result in a material misstatement of our previously issued financial statements, however, it could result in a misstatement of our account balances or disclosures that would result in a material misstatement of our annual or interim financial statements that would not be prevented or detected.

Remediation Activities

We continue to work fully remediate the material weakness and are taking steps to strengthen our internal control over financial reporting through the continued hiring of additional appropriately skilled finance and accounting personnel with the requisite technical knowledge and skills. With the additional skilled personnel, we are taking appropriate and reasonable steps to remediate this material weakness through the implementation of appropriate segregation of duties, formalization of accounting policies and controls and retention of appropriate expertise for complex accounting transactions. During 2022, we restructured the responsibilities of several members our senior finance team and implemented a financial reporting software solution to help automate our financial close process.  We further implemented a new point of sales system to improve our information technology environment.  Finally, the divestment of our bulk wholesale business and the pause of our cultivation activities significantly simplified our financial close process.  We believe that these changes will over time improve our internal control over financial reporting.

Management expects to continue to review and make necessary changes to the overall design of our internal control environment, as well as policies and procedures to improve the overall effectiveness of our internal control over financial reporting. The material weakness will not be considered remediated, however, until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

Management's Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed under the supervision of our Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with U.S. GAAP.

Our internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets; provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures are being made only in accordance with authorizations of our management and directors; and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

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Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. In addition, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

Management conducted an assessment of the effectiveness of our internal control over financial reporting as of December 31, 2022, based on the framework established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. Based on the assessment, management has determined that our internal control over financial reporting as of December 31, 2022, was no effective due to the material weakness discussed above.

Changes in Internal Control over Financial Reporting

Other than set forth above in this Item 9A, there has been no change in our internal control over financial reporting during the quarter ended December 31, 2022, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION.

Not applicable.

ITEM 9C. DISCLOSURE REGARDING FOREIGN JURISDICTIONS THAT PREVENT INSPECTIONS.

Not applicable.

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PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

Directors, Executive Officers, Promoters and Control Persons

The Company Board currently consists of seven directors. The following table and the notes thereto set out the name and age of each current director, age, state and country of residence, their positions on the Company Board and the period during which he/she has been a director of the Company.

Name	Age(1)	State & Country of Residence	Position	Director Since
Troy Datcher	53	California, USA	Chairman of the Board	June 22, 2022
Morgan Callagy(2)(3)(6)	51	Florida, USA	Director	June 22, 2022
Mark Castaneda(3)(4)	58	California, USA	Director	June 22, 2022
Michael Auerbach(2)	47	New York, USA	Director	July 10, 2019
Al Foreman(3)(5)	50	New York, USA	Director	January 15, 2021
Leland Hensch(5)	54	New York, USA	Director	July 10, 2019
Daniel Neukomm(2)(5)(7)	44	Colorado, USA	Director	January 15, 2021

______________________________

(1)	As of March 31, 2023.
(2)	Nomination and Governance Committee Member
(3)	Audit Committee Member
(4)	Audit Committee Chair
(5)	Compensation Committee Member
(6)	Nomination and Governance Committee Chair
(7)	Compensation Committee Chair

Biographical Information Relating to Our Directors

The business background and certain other information about our directors is set forth below:

Troy Datcher. Mr. Datcher joined the Company as Chief Executive Officer (“CEO”) in September 2021 and has served as Chairman of the Board since June 2022. Prior to joining the Company, Mr. Datcher was an executive at The Clorox Company, where he most recently served as Senior Vice President and Chief Customer Officer responsible for the Company’s worldwide sales organization. Mr. Datcher first joined The Clorox Company in 1999 as a region sales manager for the Specialty Division before assuming a leadership role for the company’s automotive business. In 2006, he joined JTG/Daugherty Racing, where he spent three years as the Director of NASCAR Sponsorship and Marketing for the organization before returning to The Clorox Company in 2009. Prior to his combined 20-year tenure at The Clorox Company, Mr. Datcher served as national sales account manager at The Procter & Gamble Company.

Due to his significant executive experience at Clorox, a major consumer packaged goods company, as well as his experience serving as TPCO’s CEO, we have concluded that Mr. Datcher is qualified to serve as a director and the Chairman of the Board.

Morgan Callagy. Mr. Callagy has been our director since June 2022. Mr. Callagy started his investment career at Ark Asset Management. In 1996, Mr. Callagy joined Veronis Suhler Stevenson (“VSS”), a New York-based private equity firm, where he spent 22 years in a variety of positions, including as one of the founders and heads of the firm’s London office where he was based for close to 20 years. Mr. Callagy while at VSS was responsible for the Firm’s investments throughout Europe and served on the Executive Committee and Investment Committees of VSS and its Funds. Since leaving VSS in 2017, Mr. Callagy, has been an advisor to La Jolla Group Inc. and its portfolio of active consumer brands. Mr. Callagy and Daniel Neukomm founded Revelstone Capital in 2017 to focus on investments across the consumer brand and media landscape and to enhance the performance of companies in the consumer space including La Jolla Group’s portfolio of brands. Mr. Callagy has served as the Co-Chief Executive Officer of Revelstone Capital Acquisition Corp., a Nasdaq-listed blank check company, since its inception in April 2021 and is one of its directors. Mr. Callagy has over 25 years of investment experience investing across the media, technology and consumer landscapes. Mr. Callagy earned a Bachelor of Arts in history from Georgetown University.

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We believe Mr. Callagy is well-qualified to serve as a member of the Board because of his significant investing and financial experience as well as his experience investing in companies in the active consumer brands and wellness landscape.

Mark Castaneda. Mr. Castaneda has been our director since June 2022. Mr. Castaneda served as Chief Financial Officer and Treasurer (Secretary during 2018) of Tilray Brands, Inc., a leading global cannabis-lifestyle and consumer packaged goods company, where he helped lead its initial public offering in July 2018, from March 2018 until his resignation on March 2, 2020, at which point he assumed a business development role for Tilray Brands, Inc. through his retirement in September 2020. Mr. Castaneda previously served as the Chief Financial Officer and Assistant Treasurer of Primo Water Corporation, a publicly traded water marketing and distribution company, where he helped lead its initial public offering in October 2010, from March 2008 to January 2018. From October 2007 to March 2008, Mr. Castaneda served as the Chief Financial Officer for Tecta America, Inc., a private national roofing contractor, and from October 2004 to August 2006, he served as Chief Financial Officer for Pike Electric Corporation, a publicly traded energy solutions provider, where he helped lead its initial public offering in July 2005. Mr. Castaneda also served as the Chief Financial Officer of Blue Rhino Corporation, a provider of propane tank exchange and complementary propane and non-propane products to consumers, from October 1997 to October 2004 and as a member of the board of directors of Blue Rhino from September 1998 to April 2004. Mr. Castaneda helped lead Blue Rhino’s initial public offering in May 1998. Mr. Castaneda began his career with Deloitte & Touche in 1988 and is a certified public accountant. Mr. Castaneda has served on the Audit Committee of Ranir Global Holdings, LLC from August 2016 to June 2019. Mr. Castaneda holds a BS in Accountancy and a Masters, Taxation from DePaul University.

We believe Mr. Castaneda is well-qualified to serve as a director due to his significant finance and accounting background, his experience at a Tilray Brands, Inc. and his experience serving on and interacting with audit committees.

Michael Auerbach. Mr. Auerbach has served as a director since July 2019 and as Chairman of our Board from January 2021 to May 2022. He is an entrepreneur, investor, business consultant, media producer, and private diplomat. Since 2013, he has served as the founder and managing member of Subversive Capital, which is dedicated to investing in radical companies whose core missions subvert the status quo and require sophisticated regulatory strategies for success. Subversive Capital has been a pioneering investor in emerging industries, specializing in both early and late-stage investments as well as SPAC acquisitions. Since November 2021, he has also served as the managing member of Subversive Capital Advisor LLC, an SEC-registered investment advisor which recently launched the Subversive Metaverse ETF on the CBOE exchange.

Mr. Auerbach served as the Chief Executive Officer of Subversive Acquisition LP, which was a publicly traded Canadian special purpose acquisition company prior to merging into Intercure Ltd., a leading Israeli cannabis company, in April 2021. Michael served as Chairman of Subversive Capital Acquisition Corp., which was a publicly traded Canadian special purpose acquisition company prior to engaging in the Qualifying Transaction and becoming TPCO Holding Corp. In his capacity as a private diplomat, since November 2012, Mr. Auerbach has served as a senior vice president at Albright Stonebridge Group, a part of Dentons Global Advisors, a global consulting firm founded by former Secretary of State Madeleine Albright.

Prior to joining Albright Stonebridge Group, Michael founded and then sold a risk consulting firm to Control Risks – a leading global risk consulting firm. Michael started his career during the dot-com boom of the late 1990s running Panopticon Inc., a VC incubator concentrating on Internet and mobile technology. Michael was the Executive Producer of Pseudo Programs – the first Internet Television network.

Mr. Auerbach has also held senior positions at the Center for American Progress and The Century Foundation, where he concentrated on issues related to U.S. Foreign Policy, National Security, and Conflict Resolution. His work has been published in a variety of national and international publications, and he served as a Visiting Professor at the New School for Social Research. He has also taught at the University of Cape Town and Cyprus College.

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Mr. Auerbach serves as a member of the board of directors and the lead independent director of Atai Life Sciences N.V., a Nasdaq-listed, clinical-stage biopharmaceutical company, since June 2021. He has also serves as a board member of Tuscan Holdings Corp. II, a Nasdaq-listed blank check company, since June 2019. Mr. Auerbach served on the board of directors of Tilray Brands Inc., the first Nasdaq-listed global cannabis company, from February 2018 to May 2021 Mr. Auerbach also sat on the board of directors of Privateer Holdings, Inc from January 2014 to December 2019. Privateer Holdings was the leading cannabis private equity firm that founded Tilray.

Mr. Auerbach presently sits on the boards of the Theodore C. Sorensen Center for International Peace and Justice, the KiDS Board of NYU’s Hassenfeld Children’s Hospital, Next for Autism, which produces Night of Too Many Stars, Finding a Cure for Epilepsy (FACES), and Sophie Gerson Healthy Youth Foundation.

We believe Mr. Auerbach is well-qualified to serve as a member of the Board due to his business experience, industry knowledge and contacts and relationships.

Al Foreman. Mr. Foreman has been our director since January 2021. Mr. Foreman has over 20 years of professional experience in private equity, corporate finance, financial technology, and a broad range of transaction experience that includes the origination, structuring, and execution of debt, equity, and M&A transactions globally, as both a principal and an agent. Mr. Foreman is a Managing Partner and the Chief Investment Officer of Tuatara Capital, a role he has held since January 2014. In this role, Al is responsible for formulating Tuatara’s macro investment strategy and for the structuring and oversight of portfolio investments. Prior to co-founding Tuatara in 2014, Al was a Managing Director with Highbridge Principal Strategies, LLC, a $45 billion alternative investment management business (“Highbridge”). Before Highbridge, Mr. Foreman worked in investment banking as a Managing Director in J.P. Morgan’s Financial Sponsors Group, and he joined the bank as a Managing Director and founding member of the management team for the J.P. Morgan Private Equity Fund Services business. Earlier, Al was a financial technology executive at Vitech Systems Group and Virtual Growth Incorporated, and he began his career as a Management Associate in Citigroup’s Private Bank, where he co-founded Citibank’s Professional Sports Group. Al is currently on the board of directors of Willow Biosciences Inc., a Canadian publicly traded biotechnology company. Al has also served on the board of directors of Tuatara Capital Acquisition Corp., a Nasdaq-listed special purpose acquisition company, from 2021 to 2022. Mr. Foreman also sits on the boards of directors of various private companies, including Teewinot Life Sciences Corp., a private biotechnology company and including GDL. Inc., a private cannabis company. Mr. Foreman earned a B.S. in Finance from the University of Connecticut where he was a United Technologies Finance Scholar and a two-time Scholar Athlete Award Winner. He also holds a J.D. from the Sandra Day O’Connor College of Law at Arizona State University, and an MBA from Arizona State University’s W.P. Carey School of Business. Mr. Foreman serves on the Board of Directors for the University of Connecticut Foundation, and he is a member of the University’s Investment Committee and Athletic Steering Committee.

Please see “—Cease Trade Orders, Bankruptcies, Penalties or Sanctions/Involvement in Certain Legal Proceedings” below in this Item 10 for information relating to the bankruptcy filing by Teewinot Life Sciences Corp. under Chapter 11 (Reorganization) of the U.S. Bankruptcy Code.

We believe Mr. Foreman is qualified to serve as a director due to his extensive experience in corporate finance, private equity, and financial technology.

Leland Hensch. Mr. Hensch has been our director since July 2019. He is a private investor and a general partner of Subversive Capital, which is dedicated to investing in radical companies whose core missions subvert the status quo and require sophisticated regulatory strategies for success. Subversive Capital has been a pioneering investor in emerging industries, specializing in both early and late-stage investments as well as SPAC acquisitions. Mr. Hensch served as the Chief Financial Officer of Subversive Acquisition LP, which was a publicly traded Canadian special purpose acquisition company prior to merging into Intercure Ltd., a leading Israeli cannabis company, in April 2021. He also served as Chief Executive Officer of Subversive Capital Acquisition Corp., which was a publicly traded Canadian special purpose acquisition company prior to engaging in the Qualifying Transaction and becoming TPCO Holding Corp.

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Mr. Hensch began his career in 1992 with Hull Trading as an equity derivatives trader on the Chicago Board of Options Exchange. His first trading assignment was in the Frankfurt, Germany office from 1994 to 1998 where he traded on the Deustche Terrmine Borse. Mr. Hensch was hired by Goldman Sachs London in 2001 to head the UK Derivatives desk. In 2004, he relocated to New York to run Macro Derivatives Trading desk. In 2009, Mr. Hensch started Goldman’s Emerging Markets equity trading team in Sao Paulo and was later promoted to Head of Americas Equity trading in 2013. Mr. Hensch was named partner in 2012 and retired in 2016. Since leaving Goldman Sachs, Mr. Hensch has made a number of investments across cannabis, real estate, hospitality, media, and technology businesses. He has been an active investor/owner in the hospitality and media businesses. Mr. Hensch sits on the investment board of The Foundry Mezzanine fund and is still active in equity market trading. Mr. Hensch has a BS in Finance from The Kelley School at Indiana University.

We believe Mr. Hensch is qualified to serve as a director due to his extensive experience in global finance and trading and his experience investing across a variety of industries, including the cannabis industry.

Daniel Neukomm. Mr. Neukomm has been our director since January 2021. He is currently the CEO of the iconic surf brand O’Neill as well as chairman and CEO of Irvine-based parent company La Jolla Group, Inc. (“LJG”), both positions which he has held since 2013. LJG includes apparel brands in the active consumer space, O’Neill, Spiritual Gangster, Hang Ten, and others, and is a best in class middle market multi-branded operating platform that has unlocked value in emerging brands as well as its flagship brands by reducing costs and providing sophisticated management tools. Mr. Neukomm is the Co-Chief Executive Officer Revelstone Capital Acquisition Corp., a Nasdaq-listed blank check company, and is one of its directors. Mr. Neukomm and Morgan Callagy founded Revelstone Capital in 2017 to focus on investments across the active consumer brands and media landscape and to enhance the performance of companies in the consumer space, including LJG’s portfolio of brands. Before LJG, he was an operating partner for a Silicon Valley-based family office, where he focused on early-stage venture investing and corporate strategy for middle-market portfolio companies including La Jolla Group. Mr. Neukomm began his career starting Mountain Oxygen, a supplemental oxygen services company based in Aspen, Colorado. Mr. Neukomm earned a Bachelor of Arts in economics from the University of Vermont and an MBA in finance and strategy from the International School of Management in Paris.

We believe Mr. Neukomm is qualified to serve as a director due to his leadership experience gained from serving as chief executive officer of O’Neill and chairman and CEO of LJG, as well as his extensive operational and investing experience with consumer products companies.

Nomination Rights Agreement

Upon closing of the Qualifying Transaction, we entered into a Nomination Rights Agreement (the “Nomination Rights Agreement”) with the Sponsor (which is the sponsor of Subversive and later became TPCO as a result of the Qualifying Transaction), and GRHP, as Caliva shareholders’ representative. Pursuant to the Nomination Rights Agreement, the Sponsor and GRHP agreed to certain rights and provisions regarding the Company Board. Until the earlier of three years following the closing of the Qualifying Transaction or, if applicable, the date the Caliva Earnout Shares are earned, the Company Board will consist of nine members; provided, however, if after the effective time of the Qualifying Transaction, the Company Board determines to appoint the CEO of the Company to the Company Board or otherwise expand the size of the Company Board, the number of members of the Company Board shall be increased to nine (a “CEO Event”). Michael Auerbach, a director of the Company and previously the Chairman of the Board, is a principal of Sponsor. Mr. Neukomm’s wife has a minority interest in an affiliate of GRHP.

During the three-year period following the closing of the Qualifying Transaction and prior to a CEO Event, the members of the Company Board shall be nominated as follows: (i) three directors nominated by GRHP, (ii) two directors nominated by Sponsor and (iii) two directors nominated mutually by GRHP and Sponsor.

After a CEO Event, the members of the Company Board shall be nominated as follows: (i) four (4) directors nominated by GRHP, (ii) two (2) directors nominated by Sponsor, (iii) two (2) directors nominated mutually by GRHP and Sponsor and (iv) the new CEO, nominated mutually by GRHP and the Sponsor. GRHP and the Sponsor shall be entitled to have a proportionate number of directors, as applicable, serve on each committee of the Company Board.

The appointment of Mr. Datcher as the Company’s Chief Executive Officer was a CEO Event. However, the parties to the Nomination Rights Agreement agreed to maintain the size of the Company Board at seven, and the following persons were nominated pursuant to the Nomination Rights Agreement:

•	GRHP nominated Daniel Neukomm, Al Foreman, and Morgan Callagy.
•	former members of the Sponsor (which has now dissolved) nominated Michael Auerbach and Leland Hensch;
•	GRHP and the former members of the Sponsor mutually nominated Troy Datcher and Mark Castaneda.

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Any directors nominated in accordance with the Nomination Rights Agreement shall serve until the first meeting of Shareholders of the Company at which directors are to be elected, or their death, resignation, removal or disqualification, and the Company Board shall take all steps necessary to fill such seat as soon as reasonably practicable with the individual designated by the party with the right to designate such seat. Each director nominated pursuant to the Nomination Rights Agreement shall be entitled to indemnification protection and liability insurance coverage on the same terms as all other members of the Company Board. Each director nominated pursuant to the Nomination Rights Agreement who is not otherwise an employee of the Company or one of its subsidiaries shall be entitled to compensation comparable to other members of the Company Board who are not employees of the Company or its subsidiaries.

In addition, in accordance with the Nomination Rights Agreement, one observer appointed by each of the Sponsor and GRHP is entitled to serve as an observer to the Company Board and its committees. Rich Brown is currently serving as observer designated by GRHP. The Sponsor has not yet exercised its right to appoint an observer.

The Nomination Rights Agreement will automatically terminate upon the earliest of (a) the later of (i) the first date on which neither Sponsor, on the one hand, nor the Caliva shareholders in the aggregate, on the other hand, own at least 5% of the outstanding Shares or (ii) the third anniversary of the closing of the Qualifying Transaction; (b) the mutual written agreement of TPCO, GRHP and the Sponsor; and (c) the dissolution or liquidation of TPCO.

Executive Officers

The following table sets forth the name, age and positions of our executive officers.

Name	Age(1)	Position	Officer Since
Troy Datcher	53	Chief Executive Officer	September 2021
Mike Batesole	56	Chief Financial Officer	February 15, 2021
(1) As of March 31, 2023.

Biographical Information Relating to our Executive Officers and Senior Advisors

The business background and certain other information about our executive officers and senior advisors is set forth below:

Executive Officers

Troy Datcher. Please refer to Mr. Datcher’s biography under “.—Biographical Information Relating to Our Directors” above in this Item 10.

Mike Batesole. Mr. Batesole is the Chief Financial Officer of the Company. Mr. Batesole joined the Company on February 15, 2021 and brings over three decades of finance experience to his role. He most recently served as Chief Financial Officer of California Operations for Origin House, a cannabis brands and distribution company, beginning in 2019 through the company’s acquisition by Cresco Labs in January 2020. Prior to Origin House, Mr. Batesole spent 12 years at Shaklee Corporation, a manufacturer and distributor of consumer products, as Controller and Chief Financial Officer where he was responsible for all accounting, finance, operations and supply chain, and IT. Earlier in his career, he held various finance roles at VA Software Corporation and Bentley Systems. Mr. Batesole earned a Bachelor of Science from the University of California, Berkeley.

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Arrangements between Officers and Directors

To our knowledge, other than the Nomination Rights Agreement, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which such officer or director was selected to serve as an officer or director of the Company.

Family Relationships

To our knowledge, there are no family relationships among any of our executive officers or directors.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions/Involvement in Certain Legal Proceedings

Except as noted below, to our knowledge:

1)

No director or executive officer is, as at the date of this Annual Report, or has been within ten years before the date of this Annual Report, a director, chief executive officer or chief financial officer of any company (including the Company) that:

	a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

b)

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes hereof, the term “order” means: (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.

2)	No director or executive officer:

a)

is, as of the date of this Annual Report, or has been within the 10 years before the date of this Annual Report, a director or executive officer of any company (including the Company) that, while such person was acting in such capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets; or

b)

has, within 10 years before the date of this Annual Report, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

3)	No director or executive officer has been subject to:

a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

	b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Mr. Foreman has been a director of Teewinot (as defined above) since 2016. On August 27, 2020, Teewinot filed a petition under Chapter 11 (Reorganization) of the U.S. Bankruptcy Code.

Except as noted above, we are not aware of any of our directors or executive officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

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Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Company Board is considering will not take part in any Company Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this Annual Report, none of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, has or has had any material interests, direct or indirect, of any in any transaction or proposed transaction since the commencement of the financial year ended December 31, 2022 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to all of our directors, officers, employees, contractors and agents (“Company Personnel”), which meets the definition “code of ethics” in Item 406 of Regulation S-K. The Code of Ethics provides a set of standards and principles of business conduct for conducting the business and affairs of the Company in accordance with high ethical and legal standards. The Code of Ethics is available under the Company’s profile on www.sedar.com.

As part of the Code of Ethics, it is the responsibility of Company Personnel to become familiar with, and conduct Company business in compliance with, applicable laws, rules and regulations and this Code of Ethics; treat all Company personnel, suppliers, customers and business partners in an honest and fair manner; avoid situations where personal interests are, or appear to be, in conflict with the Company interests; and safeguard and properly use the Company’s proprietary and confidential information, assets and resources, as well as those of the Company’s suppliers, customers and business partners.

The Nomination and Governance Committee of the Company Board (“NGC”) is responsible for reviewing and evaluating the Code of Ethics from time to time and making recommendations for any necessary or appropriate changes to the Company Board. The NGC assists the Company Board with the monitoring of compliance with the Code of Ethics, and the Company Board is responsible for considering any waivers of the Code of Ethics.

Any person may receive a copy free of charge by writing to us at TPCO Holding Corp., 1550 Leigh Avenue, San Jose, California 95125, Attention: Corporate Secretary. In addition, our Code of Business Conduct and Ethics is available on our website at: https://ir.theparent.co/governance/governance-documents/default.aspx

We intend to disclose in the “Governance” section of our website (www.theparent.co) any amendment to, or waiver from, a provision of our Code of Ethics that applies to our directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions, and that is required to be publicly disclosed pursuant to the rules of the SEC.

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Audit Committee

The Company has a separately designated standing audit committee established for the purpose of, among other things, overseeing the accounting and financial reporting processes of TPCO and audits of TPCO (“Audit Committee”). According to the Audit Committee Charter, the Audit Committee should be comprised of not less than three directors as determined by the Company Board, all of whom shall be independent within the meaning of National Instrument 52-110 – Audit Committees (“NI 52-110”) (or exempt therefrom). The Audit Committee is currently comprised of three directors: Mark Castaneda (Chair), Al Foreman, and Morgan Callagy, each of whom is independent within the meaning of NI 52-110. The Company Board has determined that Mark Castaneda is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.

Each member of the Audit Committee is considered to be “independent” within the meaning of such term under the rules of The Nasdaq Stock Market (“Nasdaq Rules”) relating to audit committees.

The primary function of the Audit Committee is to assist the directors of the Company in fulfilling their applicable roles by:

•	recommending to the Company Board the appointment and compensation of the Company’s external auditor;
•	overseeing the work of the external auditor, including the resolution of disagreements between the external auditor and management;
•	pre-approving all non-audit services (or delegating such pre-approval if and to the extent permitted by law) to be provided to the Company by the Company’s external auditor;
•

satisfying themselves that adequate procedures are in place for the review of the Company’s public disclosure of financial information, other than those described in the last bullet point below, extracted or derived from its financial statements, including periodically assessing the adequacy of such procedures;

•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	reviewing and approving any proposed hiring of current or former partner or employee of the current and former auditor of the Company; and
•

reviewing and approving the annual and interim financial statements, related Management Discussion and Analysis (“MD&A”) and other financial information provided by the Company to any governmental body or the public.

The Audit Committee should primarily fulfill these roles by carrying out the activities enumerated in the Audit Committee Charter. However, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct internal or external audits, to determine that the financial statements are complete and accurate and are in accordance with International Financial Reporting Standards, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls, as these are the responsibility of management, and in certain cases, the external auditor.

The Audit Committee Charter is available on our website at: https://ir.theparent.co/governance/governance-documents/default.aspx.

Anti-Hedging & Insider Trading Policy

Pursuant to the Company’s Insider Trading Policy (the “Insider Trading Policy”), all Company employees (including officers) and directors (collectively, “Company Personnel”) are prohibited from, among other things, directly or indirectly purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in the market value of securities of the Company (or equivalents such as share units, the value of which is derived from equity securities of the Company) held, directly or indirectly, by such Company Personnel, including equity securities granted as compensation.

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The Insider Trading Policy also prohibits Company Personnel from:

•

speculating in securities of the Company, which may include buying with the intention of quickly reselling such securities, or selling securities of the Company with the intention of quickly buying such securities (other than in connection with the acquisition and sale of shares issued under the Company’s equity incentive plan or any other Company benefit plan or arrangement);

•	buying the Company’s securities on margin or holding Company securities in a margin account (since such securities could be sold without the account holder’s “consent” in the event of a margin call);

•	short selling a security of the Company or any other arrangement that results in a gain only if the value of the Company’s securities declines in the future;

•	selling a “call option” giving the holder an option to purchase securities of the Company;

•	buying a “put option” giving the holder an option to sell securities of the Company.

The Insider Trading Policy is filed as Exhibit 19.1 to this Annual Report.

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ITEM 11. EXECUTIVE COMPENSATION.

COMPENSATION OF EXECUTIVES AND DIRECTORS

Scaled Disclosure Requirements Applicable to Emerging Growth Companies and Smaller Reporting Companies

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and a “smaller reporting company” as such term is defined in Rule 12b-2 under the Exchange Act. Accordingly, our disclosures comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.

Compensation of Executives

Summary Compensation Table

The following table sets forth information about compensation of our Chief Executive Officer and Chief Financial Officer for the years ended December 31, 2022 and 2021 (collectively, our “named executive officers” or “NEOs”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Nonequity Incentive Plan Compensation	Total ($)
Troy Datcher	2022	$550,000		—		$936,000	(2)	$330,000	$1,816,000
Chief Executive Officer	2021	$163,106	(3)	$540,000	(4)	$2,602,411	(5)	—	$3,305,517
Mike Batesole	2022	$300,000		$25,000		$416,000	(6)	$106,500	$847,500
Chief Financial Officer	2021	$259,962	(7)	—		$2,884,000	(8)	—	$3,143,962

Notes:

(1)

The amounts in this column represent the aggregate grant date fair value of the stock award(s) presented, as determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation–Stock Compensation”. See Note 21 of the consolidated financial statements included in this Annual Report regarding assumptions underlying valuation of equity awards.

(2)

Represents the grant date fair value of 900,000 performance share units (“PSUs”) granted to Mr. Datcher on April 21, 2022. The Common Shares underlying such award had a market value of $156,690 on March 29, 2023, based on the closing price for the Common Shares of $0.157 on the OTCQX on that date as reported on Yahoo Finance.

(3)	Represents salary for the period from September 8, 2021, the date Mr. Datcher commenced employment with the Company, through December 31, 2021.
(4)	Represents a one-time signing bonus of $540,000 in connection with the commencement of Mr. Datcher’s employment with the Company.
(5)

Represents the grant date fair value of 722,892 restricted stock units (“RSUs”). The Common Shares underlying such award had a market value of $113,754 on March 29, 2023, based on the closing price for the Common Shares of $0.157 on the OTCQX on that date as reported on Yahoo Finance.

(6)

Represents the grant date fair value of 100,000 RSUs and 300,000 PSUs granted to Mr. Batesole on April 21, 2022. The Common Shares underlying such award had a market value of $62,944 on March 29, 2023, based on the closing price for the Common Shares of $0.157 on the OTCQX on that date as reported on Yahoo Finance.

(7)	Represents salary for the period from February 15, 2021, the date Mr. Batesole commenced employment with the Company, through December 31, 2021.
(8)

Represents the grant date fair value of 250,000 RSUs and 150,000 PSUs granted to Mr. Batesole on February 15, 2021. The Common Shares underlying such award had a market value of $62,944 on March 29, 2023, based on the closing price for the Common Shares of $0.157 on the OTCQX on that date as reported on Yahoo Finance.

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Narrative Disclosure

Compensation Overview

Overview

To succeed in the dynamic and evolving market in which the Company operates and to achieve its business and financial objectives, attracting, retaining and motivating a talented team of executive officers is essential. The Company intends for its executive officer compensation program to achieve these and the following objectives: attract and retain a talented, high performing and experienced executive team by providing competitive compensation opportunities; motivate the executive team to achieve the Company’s business and financial objectives; align the interests of the executive team with those of the Company’s shareholders; and balance short-term results and create long-term sustainable value.

The Company offers executive officers cash compensation in the form of base salary and an annual bonus, and at-risk equity based or equity like compensation.

The compensation committee of the Company Board (the “Compensation Committee”) is responsible for overseeing the Company’s compensation policies, processes and practices. The Compensation Committee also seeks to ensure that compensation policies and practices provide an appropriate balance of risk and reward consistent with the Company’s risk profile. The Company Board has adopted a written charter for the Compensation Committee setting out its responsibilities for administering compensation programs and reviewing and making recommendations to the Company Board concerning the level and nature of the compensation payable to directors and executive officers. The Compensation Committee’s oversight includes setting objectives, evaluating performance, and ensuring that total compensation paid to NEOs and various other key executive officers and key managers is fair, reasonable and consistent with the objectives of the Company’s philosophy and compensation program.

The Company will continue to evaluate its philosophy and compensation programs as circumstances require and plans to review compensation on an annual basis. As part of this review process, the Company expects to be guided by the philosophy and objectives outlined above, as well as other factors which may become relevant, such as the cost to find a replacement for a key employee.

Benchmarking

The Compensation Committee is expected to establish an appropriate comparator group for purposes of setting the future compensation of its NEOs. In the fiscal year ended December 31, 2022, Semler Brossy Consulting Group (“Semler”), a consulting firm based in Los Angeles, California that specializes in executive compensation and board governance, was engaged to assist with certain benchmarking with respect to payouts under our annual in plan (the “AIP”).

Principal Elements of Compensation

The compensation of the Company’s executive officers is comprised of the following major elements: (a) base salary; (b) an annual, discretionary cash bonus; and (c) long-term equity incentives, consisting of stock options, restricted stock awards, performance compensation awards and/or other applicable awards granted under the Amended and Restated TPCO Holding Corp. Equity Incentive Plan (the “TPCO Equity Incentive Plan”) and any other equity plan that may be approved by the Company Board from time to time. These principal elements of compensation are described below.

Base Salaries

Base salary is provided as a fixed source of compensation for our executive officers. Adjustments to base salaries will be reviewed annually and as warranted throughout the year to reflect promotions or other changes in the scope of breadth of an executive officer’s role or responsibilities, as well as to maintain market competitiveness.

Consistent with their respective employment agreements, Mr. Datcher and Mr. Batesole earned salaries of $550,000 and $300,000, respectively, for the year ended December 31, 2022.

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Annual Bonuses

Annual bonuses may be awarded based on qualitative and quantitative performance standards and will reward performance of our executive officers individually. The determination of an executive officer’s performance may vary from year to year depending on economic conditions and conditions in the cannabis industry and may be based on measures such as stock price performance, the meeting of financial targets against budget and balance sheet performance.

Discretionary Bonus for Mike Batesole

In November 2022, Mr. Batesole received a discretionary bonus of $25,000 for his work relating to the 2022 audit.

Nonequity Incentive Plan Awards Pursuant to AIP

For the year ended December 31, 2022, Messrs. Datcher and Batesole received cash bonuses of $330,000 and $106,500, respectively. As specified in their respective employment agreements, the target bonuses for Messrs. Datcher and Batesole are 100% and 50% of base salary, respectively.

The performance metrics used, in part, to determine payouts pursuant to the AIP were (i) certain cash burn amounts, (ii) the Company having cash on hand at December 31, 2022 of $100,000,000 and (iii) certain revenue metrics (the Performance Metrics”). The Compensation Committee had discretion to determine bonus amounts in the event these metrics were not met or were exceeded. Based on the Company’s achievement of the Performance Metrics at the 84% level and certain individual performance indicators relevant to Mr. Datcher, the Compensation Committee awarded Mr. Datcher an AIP bonus at 60% of his target bonus amount. Mr. Batesole’s AIP bonus was determined by Mr. Datcher, and Mr. Batesole was awarded an AIP bonus at approximately 71% of his target bonus amount based on the Company’s performance against the Performance Metrics and certain individual performance indicators relevant to Mr. Batesole.

 TPCO Equity Incentive Plan

The TPCO Equity Incentive Plan provides continual motivation for the Company’s officers, employees, consultants and directors to achieve its business and financial objectives and align their interests with the long-term interests of its shareholders. The purpose of the TPCO Equity Incentive Plan is to promote greater alignment of interests between employees and shareholders, and to support the achievement of the Company’s longer-term performance objectives, while providing a long-term retention element.

On April 21, 2022, Mr. Datcher was granted 900,000 PSUs, consisting of 300,000 performance-based PSUs (“Datcher Performance-based PSUs”) and 600,000 profitability-based PSUs (“Datcher Profitability-based PSUs”). With respect to the 300,000 Datcher Performance-based PSUs, (i) 50% will vest on March 31, 2023, to the extent the Company has hit certain gross margin targets and (ii) 50% will vest on March 31, 2023 to the extent the Company has hit certain “cash burn” metrics. One hundred percent of the Datcher Profitability-based PSUs will vest on April 1, 2024 to the extent certain cash flow metrics are met. The Company Board may award partial vesting with respect to partial performance of the metrics contained in the PSUs granted to Mr. Datcher.

On April 21, 2022, Mr. Batesole was granted 100,000 RSUs and 300,000 PSUs, including 150,000 performance-based PSUs (“Batesole Performance-based PSUs”) and 150,000 profitability-based PSUs (“Batesole Profitability-based PSUs”). One third of the RSUs vested on January 15, 2023, and the remaining RSUs will vest in eight equal quarterly installments beginning on February 1, 2023. With respect to the 300,000 PSUs, (i) 50% of the Batesole Performance-based PSUs will vest on March 31, 2023, to the extent certain gross margin targets are met and (ii) 50% of the Batesole Performance-based PSUs will vest on March 31, 2023 to the extent the Company has hit certain “cash burn” metrics. One hundred percent of the Batesole Profitability-based PSUs will vest on April 1, 2024 to the extent certain cash flow metrics are met. The Company Board may award partial vesting with respect to partial performance of the metrics contained in the PSUs granted to Mr. Batesole.

Please see “Termination and Change of Control Benefits” below for details on the termination and change of control benefits applicable to the RSU and PSU awards granted to Messrs. Datcher and Batesole.

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Employment Agreements

Troy Datcher

Mr. Datcher serves as the Chief Executive Officer (“CEO”) of the Company pursuant to an employment agreement between Mr. Datcher and the Company dated August 10, 2021 (the “Datcher Agreement”). As CEO, Mr. Datcher reports to the Company Board and is entitled to earn a base salary of $550,000 per year, subject to review by the Company Board on an annual basis. Pursuant to terms of the Datcher Agreement, Mr. Datcher received a one-time signing bonus of $540,000 in connection with the commencement of his employment with the Company.

Further, Mr. Datcher is entitled to participate in the Company’s annual bonus plan, applicable to other senior executives, on the terms and subject to the conditions of such bonus plan. The target amount for Mr. Datcher’s annual bonus is 100.0% of his base salary. The actual bonus amount earned will depend upon meeting the Company and individual performance goals adopted by the Company Board or the Compensation Committee or, if no such goals are adopted by the Company Board or the Compensation Committee, then at the direction of and in sole discretion of the Company Board or the Compensation Committee.

Pursuant to the Datcher Agreement, Mr. Datcher received a $3,000,000 initial award of RSUs (equal to 722,892 RSUs), 25% (180,723 RSUs) of which vested 180 days after September 8, 2021, the date of commencement of his employment (the “Datcher Initial Vesting Period”), with the remaining 542,169 RSUs (the “Datcher Monthly-Vesting RSUs”) vesting in thirty equal monthly installments beginning on the first day of the first month following the Datcher Initial Vesting Period. In addition, pursuant to the terms of the Datcher Agreement, Mr. Datcher is entitled to receive an annual equity award, at the discretion of the Company Board, with a target grant date value of 300% of Mr. Datcher’s base salary.

During his employment, Mr. Datcher is also entitled to participate in any health disability, group term life insurance plans, salary deferral plan, pension, retirement and profit-sharing plans, and/or in any other perquisites and benefit plans that the Company extends generally from time to time to its executives.

The Datcher Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of six months following the termination of the Datcher Agreement. Subject to certain obligations set forth in the Datcher Agreement, the Company may terminate Mr. Datcher’s employment at any time, with or without Cause, upon sixty days prior written notice.

Please see “—Termination and Change of Control Benefits” below for details on the termination and change of control benefits Mr. Datcher is entitled to pursuant to the Datcher Agreement.

Mike Batesole

Mr. Batesole serves as the Chief Financial Officer (“CFO”) of the Company pursuant to an employment agreement between Mr. Batesole and the Company, dated February 17, 2021, as amended on March 30, 2021 and May 20, 2021 (as amended, the “Batesole Agreement”). As CFO, Mr. Batesole reports to the CEO and is entitled to a base salary of US$300,000 per year, subject to review by the Company Board on an annual basis.

Mr. Batesole is entitled to participate in the Company’s annual bonus plan, applicable to other senior executives, on the terms and subject to the conditions of such bonus plan. The target amount for Mr. Batesole’s annual bonus is 50.0% of his base salary. The actual bonus amount earned will depend upon meeting the Company and individual performance goals adopted by the Company Board or the Compensation Committee or, if no such goals are adopted by the Company Board or the Compensation Committee, then at the direction of and in sole discretion of the Company Board or the Compensation Committee.

Pursuant to the Batesole Agreement, Mr. Batesole was granted as of February 15, 2021 (the “Batesole Effective Date”):

•

an initial award of 200,000 RSUs, 25% (50,000 RSUs) of which vested 180 days after the Batesole Effective Date (the “Batesole Initial Vesting Period”), with the remaining 150,000 RSUs (the “Batesole Initial Award Monthly-Vesting RSUs”) vesting in thirty equal monthly installments beginning on the first day of the first month following the Batesole Initial Vesting Period.

•

an annual award of 50,000 RSUs (the “Batesole Annual Award”), 25% (12,500 RSUs) of which vested after the Batesole Initial Vesting Period, with the remaining 37,500 RSUs (the “Batesole Annual Award Monthly-Vesting RSUs”) vesting in thirty equal monthly installments beginning on the first day of the first month following the Batesole Initial Vesting Period;

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On the Batesole Effective Date, Mr. Batesole received an earn-out milestone award of 150,000 PSUs (the “Milestone Award”), 25% (37,500 PSUs) of which vested after the Batesole Initial Vesting Period, with the remaining 112,500 PSUs (the “Batesole Milestone Award Monthly-Vesting PSUs” and, together with the Batesole Initial Award Monthly-Vesting RSUs and the Batesole Annual Award Monthly-Vesting RSUs, the “Batesole Monthly-Vesting RSUs”) vesting in thirty equal monthly installments beginning on the first day of the first month following the Batesole Initial Vesting Period; provided, however, that these PSUs are subject to milestones related to data management, data preparation and data delivery (the “Milestones”), with 50,000 PSUs becoming available upon the achievement of each such Milestone. The detailed Milestones are included as Exhibit A to the Second Amendment to Letter Agreement between Mike Batesole and the Company, which is filed as Exhibit 10.6 to our Annual Report on Form 10-K for the fiscal year ended December 31 2021, filed with the SEC on March 31, 2022. Each of the Milestones was achieved in 2022, and unvested PSUs have become RSUs, subject to only time-based vesting.

During his employment, Mr. Batesole is also entitled to participate in any health disability, group term life insurance plans, salary deferral plan, pension, retirement and profit-sharing plans, and/or in any other perquisites and benefit plans that the Company extends generally from time to time to its executives.

The Batesole Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for the term of Mr. Batesole’s employment with the Company. Subject to certain obligations set forth in the Batesole Agreement, the Company may terminate Mr. Batesole’s employment at any time, with or without Cause (as defined in the Batesole Agreement), upon sixty (60) days prior written notice.

Please see “—Termination and Change of Control Benefits” below for details on the termination and change of control benefits Mr. Batesole is entitled to pursuant to the Batesole Agreement.

Termination and Change of Control Benefits

Overview

In the event of termination without “cause” (as defined in the applicable employment agreement) or resignation for “good reason” (as defined in the applicable employment agreement), in addition to any unpaid amounts or reimbursement owed by the Company through the date of termination or resignation:

•	Mr. Datcher is entitled to the following:

•	a pro rata portion of annual target bonus for the year in which he was terminated;

•	continuation of base salary for 18 months following the effective date of termination or resignation; and

•	payment by the Company of the employee portion of medical insurance for a period of 12 months following the effective date of termination or resignation; and

•	Mr. Batesole is entitled to the following:

•	continuation of base salary for 12 months following the effective date of termination or resignation; and

•	payment by the Company of the employee portion of medical insurance for a period of 12 months following the effective date of termination or resignation.

subject in each case to the individual’s execution and non-revocation of a general release of claims in a form reasonably acceptable to the parties and the individual’s continued compliance with confidentiality covenants for a term of three years following the effective date of termination or resignation.

In addition, in the event of termination without “cause” (as defined in the applicable employment agreement), resignation for “good reason” (as defined in the applicable employment agreement) or cessation of employment as a result of death or disability, with respect to Messrs. Datcher and Batesole, 30% of all unvested RSUs and PSUs will vest.

For purposes of the foregoing, “good reason” includes, among other things, failure by the Company to obtain an assumption agreement for an NEO’s employment agreement from any successor in connection with a “Sale Event”, which means any of the following: (A) any transaction (which shall include a series of transactions occurring within sixty days or occurring pursuant to a plan) that has the result that the shareholders of the Company immediately before such transaction cease to own at least fifty-one percent (51%) of the voting shares of the Company, or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction, (B) a sale or exchange of all or substantially all of the assets of the Company, or (C) a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive.

In the event of a Sale Event (and, with respect to Mr. Datcher, a Change of Control as defined in the TPCO Equity Incentive Plan), all unvested RSUs and PSUs held by Messrs. Datcher and Batesole will vest immediately prior to closing of the Sale Event (or, with respect to Mr. Datcher, a Change of Control as defined in the TPCO Equity Incentive Plan). In this regard, our proposed Business Combination with Gold Flora would constitute a Sale Event and a Change of Control as defined in the TPCO Equity Incentive Plan.

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Outstanding Equity Awards at December 31, 2022

The following table sets forth information with respect to equity awards outstanding for our named executive officers as of December 31, 2022:

		Option awards					Stock awards
Name	Grant date(1)	Number of securities underlying unexercised options - (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Troy Datcher	4/21/2022	—	—	—	—	—	—		—		900,000	(3)	131,400	(3)
	9/8/2021	—	—	—	—	—	379,5	(4)	55,410	(4)
Mike Batesole	4/21/2022	—	—	—	—	—	100,0	(5)	14,6	(5)
	4/21/2022	—	—	—	—	—					300,0	(6)	43,8	(6)
	4/21/2022	—	—	—	—	—	87,5	(7)	13,1	(7)
	3/25/2021	—	—	—	—	—	52,500		7,665		—		—

Notes:

(1)	Unless otherwise noted, all RSUs vest over a three-year period, with 25% vesting after 180 days and the remaining vesting ratably each month over the following 30 months.
(2)	Value based on the closing price of Common Shares on the OTCQX on December 31, 2022 of $0.1460, as reported on Yahoo Finance.
(3)

Consists of 300,000 performance-based PSUs and 600,000 profitability-based PSUs. On March 31, 2023, 50% of the shares subject to the performance-based PSUs will vest to the extent certain gross margin targets are met, and the remaining 50% of the shares subject to the performance-based PSUs will vest to the extent the Company has hit certain “cash burn” metrics. 100% of the profitability-based PSUs will vest on April 1, 2024 to the extent certain cash flow metrics are met. The Company Board may award partial vesting with respect to partial performance of the metrics contained in the PSUs granted to Mr. Datcher.

(4)	Relates to an initial award of 722,892 RSUs, 25% of which vested on March 7, 2022, with the remainder vesting in 30 equal installments beginning on April 1, 2022.
(5)	One third of the shares subject to this RSU award vested on January 15, 2023 and the remaining RSUs will vest in eight equal quarterly installments beginning on February 1, 2023.
(6)

Consists of 150,000 performance-based PSUs and 150,000 profitability-based PSUs. On March 31, 2023, 50% of the shares subject to the performance-based PSUs will vest to the extent certain gross margin targets are met, and the remaining 50% of the shares subject to the performance-based PSUs will vest to the extent the Company has hit certain “cash burn” metrics. 100% of the profitability-based PSUs will vest on April 1, 2024 to the extent certain cash flow metrics are met. The Company Board may award partial vesting with respect to partial performance of the metrics contained in the PSUs granted to Mr. Batesole.

(7)

Relates to an initial grant of 150,000 PSUs that were subject to certain milestones related to data management, data preparation and data delivery. 50,000 shares subject to this earn-out milestone award shall be available to vest upon the achievement of each of the milestones and are subject to time-based vesting. 25% of the shares vested on August 14, 2021, with the remainder vesting in thirty equal monthly installments beginning on September 1, 2021. Each of the milestones was achieved in 2022, and unvested PSUs have become RSUs, subject to only time-based vesting.

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Compensation of Directors

Non-Employee Director Compensation Table

The following table summarizes the total compensation paid to non-employee directors for the year ended December 31, 2022:

Name	Fees earned or paid in cash ($)		Stock awards ($)(1)(2)	Total ($)
Michael Auerbach	67,500	(3)	65,000	132,500
Morgan Callagy	33,750	(4)	65,000	98,750
Mark Castaneda	32,500	(5)	65,000	97,500
Al Foreman	62,500	(6)	65,000	127,500
Leland Hensch	55,000	(7)	65,000	120,000
Daniel Neukomm	68,750	(8)	65,000	133,750

Notes:

(1)

The amounts in this column represent the aggregate grant date fair value of the stock award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation–Stock Compensation”. See Note 21 of the consolidated financial statements included in this Annual Report regarding assumptions underlying valuation of equity awards.

(2)

As of December 31, 2022, each of the Company’s then-current non-employee directors held the following number of RSUs: Mr. Auerbach: 110,922; Mr. Callagy: 100,000; Mr. Castaneda: 100,000; Mr. Foreman: 109,102; Mr. Hensch: 109,102 and Mr. Neukomm: 109,102.

(3)

Includes $37,500 for serving as the Chairman of the Company Board through the second quarter of 2022, $25,000 for serving as a director from the third quarter till the end of 2022 and $5,000 for serving as a member of the Nomination and Governance Committee.

(4)

Includes $5,000 for serving as the chairperson of the Nomination and Governance Committee, $25,000 for serving as a director and $3,750 for serving as a member of the Audit Committee. Represents fees with respect to service for only a portion of the year, as Mr. Callagy became a director on May 2, 2022.

(5)

Includes $25,000 for serving as a director and $7,500 for serving as the chairperson of the Audit Committee. Represents fees with respect to service for only a portion of the year, as Mr. Castaneda became a director on May 2, 2022.

(6)	Includes $50,000 for serving as a director, $7,500 for serving as a member of the Audit Committee and $5,000 for serving as a member of the Compensation Committee.
(7)	Includes $50,000 for serving as a director and $5,000 for serving as a member of the Compensation Committee.
(8)

Includes $50,000 for serving as a director, $10,000 for serving as the chairperson of the Compensation Committee, $3,750 for serving as a member of the Audit Committee through the second quarter of 2022 and $5,000 for serving as a member of the Nomination and Governance Committee.

105

Narrative to Director Compensation Table

The Company’s director compensation program is intended to attract and retain global talent to serve on the Company Board, taking into account the risks and responsibilities of being a director. The Company provides competitive director compensation through a combination of cash retainers and annual equity awards for non-employee members of the Company Board. In addition, the Company provides additional retainers for committee chairs and committee members given the additional time commitment, level of responsibility and skill set required for those roles. All directors are entitled to reimbursement of reasonable expenses incurred by them acting in their capacity as directors. The Company believes this approach will help to attract and retain strong members for the Company Board who will be able to fulfill their fiduciary responsibilities without competing interests. Any directors who are also employees of the Company will receive no additional compensation for their service on the Company Board.

Our current director compensation policy provides that each non-employee director will receive the following compensation for services on the Company Board and its committees, as applicable. RSUs vest over three years, with 33% vesting one year after the effective date and the remaining shares subject to RSUs to vest over eight equal quarterly installments.

•	All members on the Company Board other than the Chairman receive an annual cash retainer for services on the Company Board of $50,000 and an annual grant of RSUs valued at $65,000;

•

The Chairman of the Company Board receives an annual cash retainer of $75,000 and an annual grant of RSUs valued at $80,000, unless the Chairman is an employee of the Company (Mr. Datcher serves as the Chairman, but did not receive any additional compensation for his service in that role);

•	Committee chairpersons receive annual compensation as follows:

•	Audit Committee - $15,000 cash;

•	Compensation Committee - $10,000 cash; and

•	Nomination and Governance Committee - $10,000 cash;

•	Each non-chairperson committee member receives annual cash compensation in the amount of one-half the applicable committee chairperson.

106

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

Securities Authorized For Issuance Under Equity Compensation Plans.

The table below indicates the number of securities issued under the Company’s Equity Incentive Plan, the weighted-average exercise price of outstanding securities issued under the Company’s Equity Incentive Plan and the number of securities remaining available for issuance under the Company’s Equity Incentive Plan, in each case as of December 31, 2022. In connection with the Qualifying Transaction, the Company agreed to maintain the Caliva EIP and the LCV Equity Plan, and that outstanding awards thereunder will entitle holders to receive Common Shares. No further awards will be issued under the Caliva EIP or the LCV Equity Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in Column “(a)”)
	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)
Equity Incentive Plan(1)	5,418,992	(1)	-	10,333,626	(2)
Equity compensation plans not approved by security holders
Caliva EIP	367,179	(3)	$7.20	-
LCV Equity Plan	9,206	(3)	$26.74	-
Total	5,795,377			10,333,626

_________________

Notes:

(1)	Represents Common Shares that may be issued upon the vesting and settlement of outstanding restricted share units.
(2)

The maximum number of Common Shares that may be issued under the Equity Incentive Plan is 15.0% of the Common Shares outstanding from time to time, subject to adjustment in accordance with the Equity Incentive Plan.

(3)	Represents Common Shares that may be issued upon the exercise of outstanding options.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth the beneficial ownership of the Common Shares as of March 20, 2023, for:

•	each member of the Board:

•	each named executive officer;

•	each person known to the Company to be the beneficial owner of more than 5% of the Company’s Shares; and

•	the members of the Board and the Company’s executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days of March 20, 2023. Information with respect to beneficial owners of more than 5% of the Common Shares is based on completed questionnaires and related information provided by such beneficial owners. Unless otherwise indicated, all Common Shares are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o TPCO Holding, Corp. 1550 Leigh Avenue, San Jose, California, 95125.

107

Name and Position of Beneficial Owner	Amount of Beneficial Ownership		Percent Of Class(1)
Directors and Named Executive Officers
Troy Datcher, Chairman and Chief Executive Officer	266,211	(2)	*
Michael Auerbach, Director	6,745,501	(3)	6.71%
Morgan Callagy, Director	113,853	(4)	*
Mark Castaneda, Director	9,990		*
Al Foreman, Director	13,653	(5)	*
Leland Hensch, Director	4,018,730	(6)	4.00%
Daniel Neukomm, Director	13,653	(7)	*
Mike Batesole, Chief Financial Officer	210,920	(8)	*
All directors and executive officers as a group (8 persons)	11,352,511		11.29%
5% Stockholders
Rich Brown	9,757,950	(9)	9.70%
GRHP Investments LLC	9,469,699	(10)	9.42%
M3 DAAT LLC	6,606,845	(3)	6.57%

_________________________________

*	Less than 1%

(1)	The percentages in this column are calculated based on 100,559,229 TPCO Shares issued and outstanding as of March 20, 2023.

(2)

Consists of 190,066 Common Shares held by Mr. Datcher and 36,145 Common Shares that could be obtained within 60 days of March 20, 2023 upon the vesting of RSUs held by Mr. Datcher. Does not include 300,000 Common Shares that could be issued upon the vesting of performance stock units that will vest if the Business Combination occurs.

(3)

Consists of 6,606,845 Common Shares and 65,625 Warrants held by M3 DAAT LLC, 46,276 Common Shares held by Murphy Ofutt LCV LLC, 905 Common Shares held by Murphy Ofutt LLC, 308 Common Shares held by Murphy Ofutt Common LLC, 24,328 Common Shares held by Mr. Auerbach and 1,214 Common Shares that could be obtained within 60 days of March 20, 2023 upon the vesting of RSUs held by Mr. Auerbach. Mr. Auerbach has sole voting and dispositive power over the Common Shares held by M3 DAAT LLC, Murphy Ofutt LCV LLC, Murphy Ofutt Common LLC, and Murphy Ofutt LLC. The principal address for each of M3 DAAT LLC, Murphy Ofutt LCV LLC and Murphy Ofutt LLC is 135 Grand St., Floor 2, New York, NY 10013-3101.

(4)

Consists of 16,350 TPCO Shares held by Mr. Callagy and 97,503 TPCO Shares held by Seastrike LLC. Mr. Callagy has sole voting and dispositive power over the shares held by Seastrike LLC. Does not include the 100,000 TPCO RSUs held by Mr. Callagy, which will begin vesting on June 30, 2023.

(5)

Includes 12,641 TPCO Shares held by Mr. Foreman and 1,012 Common Shares that could be obtained within 60 days of March 20, 2023 upon the vesting of RSUs held by held by Mr. Foreman. Does not include 4,073,321 TPCO Shares beneficially owned by affiliates of Tuatara Capital. Mr. Foreman shares voting and dispositive power of these TPCO Shares with two other persons. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Accordingly, Mr. Foreman is not a beneficial owner of the TPCO Shares held by affiliates of Tuatara Capital.

(6)

Consists of 2,829,308 and 1,122,787 TPCO Shares held by Mr. Hensch and The Hensch Family Dynasty Trust, respectively, 49,217 and 16,406 currently exercisable TPCO Warrants held by Mr. Hensch and The Hensch Family Dynasty Trust, respectively, as well as 1,012 Common Shares that could be obtained within 60 days of March 20, 2023 upon the vesting of RSUs held by Mr. Hensch. Mr. Hensch has sole voting and dispositive power over the TPCO Shares held by The Hensch Family Dynasty Trust.

(7)

Consists of 12,641 TPCO Shares held by Mr. Neukomm and 1,012 Common Shares that could be obtained within 60 days of March 20, 2023 upon the vesting of RSUs held by Mr. Neukomm. Does not include 9,469,699 TPCO Shares beneficially owned by GRHP Investments, LLC. Mr. Neukomm’s wife has a minority interest in GRHP Investments, LLC but does not claim beneficial ownership of shares held by that entity. Accordingly, Mr. Neukomm disclaims beneficial ownership of these TPCO Shares, except to the extent of his pecuniary interest.

(8)

Consists of 182,590 Common Shares held by Mr. Batesole, and 28,330 Common Shares that could be obtained within 60 days of March 20, 2023, upon the vesting of RSUs. Does not include 150,000 Common Shares that could be issued upon the vesting of performance stock units that will vest if the Business Combination occurs.

(9)

Consists of (i) 9,469,699 Common Shares held by GRHP, for which Rich Brown serves as manager, (ii) 228,797 Common Shares held by Blue Dog Global, LLC, which is member managed by GRHP and (iii) 59,454 MAK3, LLC, which is controlled by Mr. Brown. The address for Mr. Brown is 1550 Leigh Ave, San Jose, CA 95125-5301.

(10)	See footnote (9). The address for GRHP is 1550 Leigh Ave, San Jose, CA 95125-5301

Changes in Control

For information regarding a potential change of control transaction of the Company, please see “Item 1A. Business—Proposed Business Combination with Gold Flora, LLC.”

108

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Transactions with Related Persons.

The following includes a summary of transactions since January 1, 2022, in which we have participated and any currently proposed transactions where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our Shares or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this Annual Report.

Leases with R&C Brown

Rich Brown, who controls R&C Brown, is the father-in-law of Daniel Neukomm, who is one of the Company’s directors. Furthermore, Mr. Neukomm’s spouse owns a minority interest in R&C Brown, which leases certain properties to Caliva. During the year ended December 31, 2022, R&C Brown received approximately $5.4 million in lease payments from Caliva. As of December 31, 2022, the amount R&C Brown would be entitled to receive over the remaining term of the leases on a net present value basis using a discount rate of approximately 13% totaled approximately $40.6 million, with the maximum expiry dates of the leases ranging from September 2027 to September 2037.

Roc Nation Agreements

To the Company’s knowledge, Roc Nation was the beneficial holder of at least 5% of the Company’s Shares during the year ended December 31, 2022, such that the Roc Modification Agreement and the SC Branding Agreements could be determined to be transactions with related persons (collectively, with all other related agreements, the “Roc Nation Agreements”).

For a detailed description of the Roc Nation Agreements, please see the applicable disclosure under “Item 1. Business—General Development of the Business – The Parent Company”.

Debt with the Company

There is no debt between any executive officer, director, employee or former executive officers of the Company and the Company.

Receipt of Shares in Qualifying Transaction

Certain of the directors and former executive officers of the Company received Shares upon closing of the Qualifying Transaction as a result of their ownership of securities of Caliva or LCV, as applicable.

Independence of the Board of Directors

The Company Board is comprised of Troy Datcher (Chairman), Morgan Callagy, Mark Castaneda, Michael Auerbach, Al Foreman, Leland Hensch and Daniel Neukomm. Under National Instrument 58-101 – Disclosure of Corporate Governance Practices, a director is considered to be independent if he or she is independent within the meaning of NI 52-110. Pursuant to NI 52-110, an independent director is a director who is free from any direct or indirect relationship which could, in the view of the Company Board, be reasonably expected to interfere with a director’s independent judgment. Based on information provided by each director concerning his or her background, employment and affiliations, the Company Board has determined that none of the directors on the Company Board will be considered non-independent under NI 52-110 as a result of their respective relationships with the Company, save for Mr. Datcher due to his role as CEO of the Company.

In addition, although our Common Shares are not listed on any U.S. national securities exchange, we also determine independence using the definition of “independent director” under Rule 5605(a)(2) of the Nasdaq Rules. Based on information provided by each director concerning his or her background, employment and affiliations, the Company Board has determined that Mr. Callagy, Mr. Castaneda, Mr. Auerbach, Mr. Foreman and Mr. Hensch, have no relationship which, in the opinion of the Company Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and each is an “independent director” under Rule 5605(a)(2) of the Nasdaq Rules.

109

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Principal Independent Accountant Fees and Services

The following table presents fees billed to the Company for the fiscal years ended December 31, 2022 and 2021 for professional services rendered by each of Marcum LLP (“Marcum”) and MNP LLP (“MNP”):

	Marcum		MNP
	2022	2021	2022	2021
Audit Fees	$416,868	--	$2,562,409	$3,070,860
Audit-Related Fees	--	--	--	--
Tax Fees	--	--	--	--
All Other Fees	--	--	--	--
Total Fees	$416,868	--	$2,562,409	$3,070,860

Audit fees. Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Audit-related fees. Audit-related fees consist of fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under “Audit Fees”.

Tax fees. Tax fees consists of fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

All other fees. All other fees consist of the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in the aforementioned categories.

Pre-approval Policies and Procedures

The Audit Committee Charter states that the Audit Committee should pre-approve all non-audit services (or delegate such pre-approval as the Audit Committee may determine and as permitted by applicable Canadian securities laws) to be provided by the external auditor. The Chair of the Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent registered public accounting firm.

110

PART IV

ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) (1) Financial Statements See the accompanying Index to Consolidated Financial Statement Schedule on page F-1.

(a) (2) Financial Statement Schedules See the accompanying Index to Consolidated Financial Statement Schedule on page F-1.

(a) (3) Exhibits

		Incorporated by Reference From
Exhibit No.	Title of Document	Form	Date Filed	Exhibit Number	Filed Herewith
2.1*	Definitive Transaction Agreement, dated November 24, 2020 by and among Subversive Capital Acauisition Corp., Caliva, TPCO CMG Merger Sub, Inc. and GRHP Management. LLC. as shareholders’ representative for Caliva’s shareholders	10-12G	9/30/2021	2.1
2.2*	Definitive Agreement. dated November 24. 2020 by and among Subversive Capital Acquisition Corp.. Left Coast Ventures, Inc.. TPCO LCV Merger Sub Inc. and Shareholder Representative Services LLC. as shareholders’ representative for LCV’s shareholders	10-12G	9/30/2021	2.2
2.3*	Agreement and Plan of Merger dated November 24. 2020 by and among Left Coast Ventures, Inc., LCV Holdings 710. LLC. SISU Extraction, LLC and John Figueiredo	10-12G	9/30/2021	2.3
2.4*	Acquisition Agreement. dated November 24. 2020 among Subversive Capital Acquisition Corp. Caliva. OG Enterprises. SC Branding. LLC and SC Vessel 1, LLC	10-12G	9/30/2021	2.4
2.5*|	Unit Purchase Agreement. dated as of October 1, 2021, by and among Coast L Acquisition Corp., TPCO Holding Corp., the Members of Coastal Holding Company, LLC Identified on the Signature Pages Thereto, Julian Michalowski, as Equityholders’ Representative and Coastal Holding Company, LLC	10-12G/A	10/27/2021	2.5
2.6	Agreement and Plan of Merger, dated November 14, 2022, by and between Coastal Acquisition Corp., TPCO Holding Corp, Coastal MergerSub 1, Inc., Coastal MergerSub 2, LLC, Coastal Holding Company, LLC, the Restricted Members of Coastal identified on the signature pages thereto, and Julian Michalowski, as the Equityholders’ Representative	8-K	11/14/2022	10.1
2.7	Amended and Restated Exchange Rights Agreement, dated November 14, 2022, by and between TPCO Holding Corp., Coastal Acquisition Corp., and Julian Michalowski, as the Equityholders’ Representative	8-K	11/14/2022	10.2
2.8†	Business Combination Agreement, dated February 21, 2023, by and among TPCO Holding Corp., Gold Flora, LLC, Stately Capital Corporation, Gold Flora Corporation and Golden Grizzly Bear LLC	8-K	2/27/2023	2.1
3.1	Notice of Articles of Subversive Capital Acquisition Corp. dated July 15, 2019	10-12G	9/30/2021	3.1
3.2	Articles of Subversive Capital Acquisition Corp., dated July 15, 2019	10-12G/A	10/01/2021	3.2
3.3	Certificate of Change of Name. dated January 15, 2021 by Subversive Capital Acquisition Corp.	10-12G	9/30/2021	3.3

111

4.1	Specimen Common Share Certificate	10-12G	9/30/2021	4.1
4.2	Warrant Agency Agreement between the Company and Odyssey Trust Company dated July 16, 2019	10-12G	9/30/2021	4.2
4.3	Description of Securities	10-K	3/31/2022	4.3
10.1	Nomination Rights Agreement. dated January 15 2021 between Subversive Capital Acquisition Corp. and Subversive Capital Sponsor LLC and GRHP Management, LLC, as Caliva shareholders’ representative	10-12G	9/30/2021	10.1
10.2	Sponsor Lockup and Forfeiture Agreement. dated January 15 2021 among Subversive Capital Acquisition Corp., Caliva. Left Coast Ventures. Inc.. Subversive Capital Sponsor. LLC. and certain Founders	10-12G	9/30/2021	10.2
10.3+	Employment Letter Agreement. dated February 18. 2021. between TPCO Holding Corp. and Mike Batesole	10-12G	9/30/2021	10.4
10.3+	First Amendment to Employment Letter Agreement. dated March 30, 2021, between TPCO Holding Corp. and Mike Batesole	10-12G	9/30/2021	10.5
10.5+	Second Amendment to Employment Letter Agreement, dated May 20, 2021 between TPCO Holding Corp. and Mike Batesole	10-12G	9/30/2021	10.6
10.6+	Employment Letter Agreement, dated December 15. 2020. between Subversive Capital Acquisition Corp. and Dennis O’Malley	10-12G	9/30/2021	10.7
10.7	Registration Rights Agreement. dated January 15. 2021 by and among the Subversive Capital Acquisition Corp., Subversive Capital Sponsor LLC and the persons named therein	10-12G	9/30/2021	10.8
10.8+	TPCO Holding Corp. Equity Incentive Plan. dated January 19. 2021	10-12G	9/30/2021	10.9
10.9+	TPCO Holding Corp. Form of Award Agreements under Equity Incentive Plan	10-12G/A	10/01/2021	10.10
10.10+	Employment Letter Agreement, dated August 10, 2021 between TPCO Holding Corp. and Troy Datcher	10-12G/A	10/01/2021	10.11
10.11	Form of Indemnification Agreement with directors and executive officers	10-12G/A	10/01/2021	10.13
10.13	Modification Agreement, dated as of December 29, 2022 by and between TPCO Holding Corp. and Roc Nation LLC	8-K	1/5/2023	10.1
10.15	Termination Agreement, dated as of December 29, 2022 by and between TPCO Holding Corp. and SC Branding, LLC	8-K	1/5/2023	10.2
10.16	Services Agreement, dated as of December 29, 2022 by and between TPCO Holding Corp. and SC Branding, LLC	8-K	1/5/2023	10.3
10.17	Brand Transfer Agreement, dated as of December 29, 2022 by and between, on the one hand, TPCO Holding Corp., CMG Partners, Inc., TPCO US Holding LLC and, on the other hand, SC Branding LLC and Mother Room, LLC	8-K	1/5/2023	10.4
10.18	License Agreement, dated as of December 29, 2022, by and among Mother Room, LLC and TPCO US Holding LLC	8-K	1/5/2023	10.5
10.19††	Form of TPCO Support Agreement	8-K	2/27/2023	10.1

112

10.20††	Form of Gold Flora Support Agreement	8-K	2/27/2023	10.2
10.21††	Form of Stately Support Agreement	8-K	2/27/2023	10.3
10.22	Working Capital Facility Agreement, dated February 21, 2023, by and between TPCO US Holding LLC and Gold Flora, LLC	-	-	-	X
19.1	Insider Trading Policy of TPCO Holding Corp.	-	-	-	X
21.1	List of Subsidiaries of TPCO Holding Corp.	-	-	-	X
23.1	Consent of Marcum LLP, Independent Registered Public Accounting Firm	-	-	-	X
23.2	Consent of MNP LLP, Independent Registered Public Accounting Firm	-	-	-	X
24.1	Power of Attorney (included on signature page hereto)	-	-	-	X
31.1	Section 302 Certification of Principal Executive Officer	-	-	-	X
31.2	Section 302 Certification of Principal Financial Officer	-	-	-	X
32.1	Section 1350 Certification of Principal Executive Officer	-	-	-	X
32.2	Section 1350 Certification of Principal Financial Officer	-	-	-	X
101.SCH	Inline XBRL Taxonomy Extension Schema Document	-	-	-	X
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document	-	-	-	X
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document	-	-	-	X
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document	-	-	-	X
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document				X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)				X

*

Schedules and exhibits to this Exhibit omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

†	Certain identified portions of this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

††	Certain identified portions of this Exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

+	Management contract or compensatory plan or arrangement.

ITEM 16. FORM 10-K SUMMARY

None.

113

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TPCO Holding Corp.

Date: April 3, 2023	By:	/s/ Troy Datcher
Troy Datcher
Chief Executive Officer

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Troy Datcher and Mike Batesole, and each of them, as his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Annual Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Name	Title	Date

/s/ Troy Datcher	Chief Executive Officer and Chairman	April 3, 2023
Troy Datcher	(Principal Executive Officer)

/s/ Mike Batesole	Chief Financial Officer	April 3, 2023
Mike Batesole	(Principal Financial and Accounting Officer)

/s/ Michael Auerbach	Director	April 3, 2023
Michael Auerbach

/s/ Morgan Callagy	Director	April 3, 2023
Morgan Callagy

/s/ Mark Castaneda	Director	April 3, 2023
Mark Castaneda

/s/ Al Foreman	Director	April 3, 2023
Al Foreman

/s/ Leland Hensch	Director	April 3, 2023
Leland Hensch

/s/ Daniel Neukomm	Director	April 3, 2023
Daniel Neukomm

114

P-9

BOARD OF DIRECTORS

Troy Datcher
Chairman

Michael Auerbach
Director

Morgan Callagy
Director

Mark Castaneda
Director

Al Foreman
Director

Leland Hensch
Director

Daniel Neukomm
Director

AUDITORS

Marcum LLP
750 3rd Ave 11th Floor,
New York, Ny 10017

TRANSFER AGENT

Odyssey Trust Company
323-409 Granville Street Vancouver,
British Columbia Canada V6C 1T2

LEADERSHIP TEAM

Troy Datcher
Chief Executive Officer

Mike Batesole
Chief Financial Officer

Roz Lipsey
Chief Operating Officer

Esther Song
Chief Marketing Officer

Kerry Arnold
Chief People Officer

REGISTERED OFFICE

1550 Leigh Avenue
San Jose, California 95125

SHARES

NEO Exchange |"GRAM"
OTCQX Exchange | "GRAMF"

CONTACT

investor@theparent.co

The Parent Company

P-10

SCAN TO
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TPCO HOLDING CORP.

The Board of Directors recommends you vote "FOR" the election of nominees specified in Proposal 3 below and "FOR" the matters described in Proposals 1, 2, and 4 below:

		For	Against	Abstain
1.	The approval of a Special Resolution, as set forth in Appendix B-1 attached to the Proxy Statement and Management Information Circular (the "Circular"), approving the proposed business combination involving the Company, Gold Flora, LLC, Stately Capital Corporation, Gold Flora Corporation and Golden Grizzly Bear LLC as described in the Circular	☐	☐	☐
2.	The approval of a Special Resolution, as set forth in Appendix B-2 attached to the Circular, approving the Domestication, as described in the Circular	☐	☐	☐

3. Election of Directors

Nominees:	For	Withhold
3a. Troy Datcher	☐	☐
3b. Michael Auerbach	☐	☐
3c. Morgan Callagy	☐	☐
3d. Mark Castaneda	☐	☐
3e. Al Foreman	☐	☐
3f. Leland Hensch	☐	☐
3g. Daniel Neukomm	☐	☐

		For	Withhold
4.	The re-appointment of Marcum LLP, as TPCO Holding Corp.'s auditor and independent registered public accounting firm and the authorization of the board of directors of TPCO Holding Corp. to fix the independent auditor's remuneration and terms of engagement	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting:
The Notice of Annual General and Special Meeting, Proxy Statement and TPCO Annual Report are available at www.proxyvote.com.

V13835-P95595

TPCO HOLDING CORP.

This proxy is solicited by the management of TPCO Holding Corp. (the "Company") for use at the Annual General and Special Meeting of shareholders of the Company to be held virtually on June 15, 2023 at noon (New York City time), or any adjournment thereof (the "Meeting"), in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment thereof.

You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see below). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting.

If you appoint the members of Company management listed below as your proxy to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Board of Directors recommendations set out below. If you appoint someone other than the members of management listed below to serve as your proxy to vote your securities, you must provide your appointed proxy with your 16-digit control number so your proxy can vote at the meeting.

If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York, USA 11717, prior to 11:59 P.M., EDT on June 14, 2023 (or 11:59 P.M. on the day, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used).

Appointment of Proxy:
I/We being the registered shareholder(s) of **TPCO Holding Corp.**, hereby appoint
Troy Datcher and **Mike Batesole**, or either of them, both officers of the Company; **OR**

Print the name of the person you are appointing if this person is someone other than Troy Datcher or Mike Batesole:

as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in the discretion of such proxy) and to otherwise act for the undersigned in their discretion on all other matters that may properly come before the Meeting and without limiting the general authorization and power hereby given, the person(s) named above are specifically directed to vote the common shares of the Company registered in the name of the undersigned shareholder as follows:

The Board of Directors recommends a vote "FOR" the election of nominees specified in Proposal 3 on the reverse side and "FOR" the matters described in Proposals 1, 2, and 4 on the reverse side.

Continued and to be signed on reverse side